As filed with the Securities and Exchange Commission on January 3, 2024

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-04556

TRANSAMERICA FUNDS

(Exact Name of Registrant as Specified in Charter)

1801 California St., Suite 5200, Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: 1-888-233-4339

Dennis P. Gallagher, Esq., 1801 California St., Suite 5200, Denver, CO 80202

(Name and Address of Agent for Service)

Date of fiscal year end:      October 31

Date of reporting period:    November 1, 2022 – October 31, 2023

Item 1:	Report(s) to Shareholders.

(a)	The Annual Report is attached.
(b)	Not Applicable.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation – Conservative Portfolio

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the fiscal year ended October 31, 2023, was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 through the fiscal year end proved to be a much more positive environment for risk assets. Despite fears over a European energy crisis, hawkish central banks, and a banking shock, equities performed well over the fiscal year. Widespread anticipation of broad-based economic weakness did not materialize, though global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the fiscal year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence acting as a tailwind. Outside of the U.S., economic growth in the Eurozone and China was relatively weaker with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected post-pandemic reopening, continued stress within the real estate sector, and muted consumer spending.

Global equities posted strong performance over the fiscal year despite heightened uncertainty, with Japanese equities standing out as a relative outperformer. International developed markets outperformed emerging markets equities and U.S. equities.

Within U.S. equities, mega cap tech was the key driver of returns for most of the fiscal year. The S&P 500® Equal Weighted Index posted mostly flat returns over the fiscal year, further highlighting the influence mega cap tech names had on U.S. large cap outperformance. U.S. small cap equities posted negative returns over the same period, as they exhibited more sensitivity to higher interest rates.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries posted negative returns as the 10-year yield rose during the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation – Conservative Portfolio (Class A) returned 2.60%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation – Conservative Portfolio Blended Benchmark, returned 0.36% and 3.91%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks current income and the preservation of capital through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2023, the Transamerica Asset Allocation – Conservative Portfolio underperformed its blended secondary benchmark (consisting of 65% Bloomberg US Aggregate Bond Index, 35% MSCI World Index). The Fund outperformed its primary benchmark of the Bloomberg US Aggregate Bond Index due largely to the relative outperformance of equities relative to fixed income.

The Fund’s equity allocations overall returned positively, driven by U.S. growth equities and international equities, while fixed income was overall about flat as yields rose over the fiscal year. An allocation to 10-year treasury futures, used to express duration views, was particularly negative. Less interest rate sensitive areas of the market, such as short-term bonds and emerging markets debt, performed better.

We dynamically adjusted allocations over the fiscal year. Dynamic adjustments included slightly reducing the allocation to equities at times to favor fixed income exposures, which were put on to reduce risk taken and bring duration closer in-line to benchmark in an uncertain environment. Dynamic asset allocation overall detracted from performance versus the benchmark.

Security selection from underlying Transamerica-affiliated funds had an overall positive impact to the Fund’s return. Fixed income funds such as Transamerica Core Bond, Transamerica Bond and Transamerica Inflation Opportunities performed positively versus their respective benchmarks and contributed to overall Fund performance. In contrast, security selection in underlying equity funds led to underperformance versus their underlying benchmarks and detracted from overall Fund performance.

Neill Nuttall

Alexandra Wilson–Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(3.08)%	1.12%	2.28%	03/01/2002
Class A (NAV)	2.60%	2.27%	2.86%	03/01/2002
Bloomberg US Aggregate Bond Index (A)	0.36%	(0.06)%	0.88%
Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark (A) (B) (C)	3.91%	3.20%	3.77%
Class C (POP)	0.77%	1.47%	2.09%	11/11/2002
Class C (NAV)	1.77%	1.47%	2.09%	11/11/2002
Class I (NAV)	2.93%	2.60%	3.15%	11/30/2009
Class R (NAV)	2.38%	1.97%	2.53%	06/15/2006
Class R3 (NAV)	2.66%	N/A	(6.26)%	03/01/2022

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation - Conservative Portfolio Blended Benchmark is composed of the following benchmarks: 65% Bloomberg US Aggregate Bond Index and 35% MSCI World Index.

(C) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$954.50	$2.34	$1,022.80	$2.40	0.47%
Class C	1,000.00	951.00	6.26	1,018.90	6.41	1.26
Class I	1,000.00	955.90	0.75	1,024.40	0.77	0.15
Class R	1,000.00	952.90	3.73	1,021.40	3.82	0.75
Class R3	1,000.00	954.40	1.74	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	57.3%
U.S. Equity Funds	22.7
International Equity Funds	11.3
International Fixed Income Funds	6.6
U.S. Mixed Allocation Fund	1.1
Repurchase Agreement	1.0
International Alternative Fund	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 0.2%
U.S. Equity Funds - 0.2%
Alerian MLP ETF	13,715	$ 575,481
Vanguard S&P 500 ETF	1,023	393,006

Total Exchange-Traded Funds (Cost $876,679)		968,487

INVESTMENT COMPANIES - 98.8%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	1,340	1,666

International Equity Funds - 11.3%
Transamerica Emerging Markets Opportunities (C)	976,334	6,844,101
Transamerica International Equity (C)	1,332,864	24,311,434
Transamerica International Focus (C)	478,013	3,685,483
Transamerica International Small Cap Value (C)	347,152	4,367,175
Transamerica International Stock (C)	974,856	9,748,557

		48,956,750

International Fixed Income Funds - 6.6%
Transamerica Emerging Markets Debt (C)	1,278,725	10,830,801
Transamerica Inflation Opportunities (C)	1,912,961	17,560,986

		28,391,787

U.S. Equity Funds - 22.5%
Transamerica Capital Growth (B) (C)	27,192	160,159
Transamerica Large Cap Value (C)	2,653,439	31,973,939
Transamerica Mid Cap Growth (B) (C)	406,877	3,027,166
Transamerica Mid Cap Value Opportunities (C)	259,791	2,660,260
Transamerica Small Cap Growth (C)	368,908	2,169,177
Transamerica Small Cap Value (C)	423,179	2,018,563
Transamerica Sustainable Equity Income (C)	1,371,932	9,082,192

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica US Growth (C)	1,911,430	$ 46,333,064

		97,424,520

U.S. Fixed Income Funds - 57.3%
Transamerica Bond (C)	7,423,276	56,194,198
Transamerica Core Bond (C)	20,383,488	165,106,249
Transamerica High Yield Bond (C)	25,225	191,708
Transamerica Short-Term Bond (C)	2,776,461	26,431,904

		247,924,059

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (C)	717,033	4,610,523

Total Investment Companies (Cost $439,719,114)		427,309,305

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $4,282,908 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $4,368,314.	$ 4,282,611	4,282,611

Total Repurchase Agreement (Cost $4,282,611)		4,282,611

Total Investments (Cost $444,878,404)		432,560,403
Net Other Assets (Liabilities) - 0.0% (A)		34,446

Net Assets - 100.0%		$ 432,594,849

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	241	12/19/2023	$26,483,099	$25,587,422	$—	$(895,677)
S&P 500® E-Mini Index	26	12/15/2023	5,667,355	5,475,925	—	(191,430)

Total Futures Contracts					$—	$(1,087,107)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$968,487	$—	$—	$968,487
Investment Companies	427,307,639	—	—	427,307,639
Repurchase Agreement	—	4,282,611	—	4,282,611

Total	$428,276,126	$4,282,611	$—	$432,558,737

Investment Companies Measured at Net Asset Value (E)				1,666

Total Investments				$432,560,403

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued): (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,087,107)	$—	$—	$(1,087,107)

Total Other Financial Instruments	$(1,087,107)	$—	$—	$(1,087,107)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$35,396,648	$32,258,255	$(9,000,000)	$(689,830)	$(1,770,875)	$56,194,198	7,423,276	$2,258,254	$—
Transamerica Capital Growth	165,326	—	—	—	(5,167)	160,159	27,192	—	—
Transamerica Core Bond	184,070,173	12,413,868	(28,000,000)	852,464	(4,230,256)	165,106,249	20,383,488	5,613,868	—
Transamerica Emerging Markets Debt	—	13,117,432	(1,900,000)	(86,418)	(300,213)	10,830,801	1,278,725	617,432	—
Transamerica Emerging Markets Opportunities	2,868,931	4,792,240	(500,000)	(87,093)	(229,977)	6,844,101	976,334	92,240	—
Transamerica Energy Infrastructure	5,537,576	52,344	(763,804)	(36,910)	(178,683)	4,610,523	717,033	163,580	—
Transamerica Global Allocation Liquidating Trust	3,617	—	—	—	(1,951)	1,666	1,340	—	—
Transamerica High Yield Bond	184,602	11,245	—	—	(4,139)	191,708	25,225	11,245	—
Transamerica Inflation Opportunities	16,677,274	4,105,321	(2,600,000)	(91,181)	(530,428)	17,560,986	1,912,961	572,427	332,895
Transamerica International Equity	33,606,286	1,360,579	(15,500,000)	1,059,318	3,785,251	24,311,434	1,332,864	360,579	—
Transamerica International Focus	1,589,698	6,031,953	(4,000,000)	167,238	(103,406)	3,685,483	478,013	31,953	—
Transamerica International Small Cap Value	4,486,171	179,725	(900,000)	(66,889)	668,168	4,367,175	347,152	39,731	139,994
Transamerica International Stock	9,917,543	1,790,975	(3,400,000)	151,229	1,288,810	9,748,557	974,856	290,975	—
Transamerica Large Cap Value	37,741,728	3,516,958	(7,200,000)	43,412	(2,128,159)	31,973,939	2,653,439	493,100	1,973,858
Transamerica Mid Cap Growth	3,266,022	—	(500,000)	(98,583)	359,727	3,027,166	406,877	—	—
Transamerica Mid Cap Value	4,192,509	884,373	(4,306,678)	(211,577)	(558,627)	—	—	44,474	839,899
Transamerica Mid Cap Value Opportunities	29,315	2,801,942	—	—	(170,997)	2,660,260	259,791	338	1,604
Transamerica Short-Term Bond	61,243,536	1,353,749	(36,800,000)	(412,509)	1,047,128	26,431,904	2,776,461	1,351,031	—
Transamerica Small Cap Growth	2,551,398	98,728	(400,000)	(10,030)	(70,919)	2,169,177	368,908	—	98,728
Transamerica Small Cap Value	2,844,745	494,168	(500,000)	(13,392)	(806,958)	2,018,563	423,179	64,135	430,033
Transamerica Sustainable Equity Income	13,028,795	182,280	(4,000,000)	(167,494)	38,611	9,082,192	1,371,932	198,283	—
Transamerica US Growth	37,593,061	10,133,860	(7,100,000)	(746,044)	6,452,187	46,333,064	1,911,430	—	1,533,860

Total	$456,994,954	$95,579,995	$(127,370,482)	$(444,289)	$2,549,127	$427,309,305	46,050,476	$12,203,645	$5,350,871

(D)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$13,784	$1,666	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $439,719,114)	$427,309,305
Unaffiliated investments, at value (cost $876,679)	968,487
Repurchase agreement, at value (cost $4,282,611)	4,282,611
Cash collateral pledged at broker for:
Futures contracts	850,520
Receivables and other assets:
Shares of beneficial interest sold	58,079
Dividends from affiliated investments	993,574
Interest	297
Variation margin receivable on futures contracts	23,152
Total assets	434,486,025

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	993,574
Shares of beneficial interest redeemed	669,757
Investment management fees	39,078
Distribution and service fees	108,301
Transfer agent fees	31,685
Trustee and CCO fees	124
Audit and tax fees	28,244
Custody fees	1,037
Legal fees	5,494
Printing and shareholder reports fees	6,375
Registration fees	842
Other accrued expenses	6,665
Total liabilities	1,891,176
Net assets	$432,594,849

Net assets consist of:
Paid-in capital	$468,429,466
Total distributable earnings (accumulated losses)	(35,834,617)
Net assets	$432,594,849

Net assets by class:
Class A	$399,521,077
Class C	20,880,453
Class I	11,401,350
Class R	401,421
Class R3	390,548
Shares outstanding (unlimited shares, no par value):
Class A	43,191,385
Class C	2,284,230
Class I	1,224,551
Class R	42,799
Class R3	42,157
Net asset value per share: (A)
Class A	$9.25
Class C	9.14
Class I	9.31
Class R	9.38
Class R3	9.26
Maximum offering price per share: (B)
Class A	$9.79

(A)	Net asset value per share for Class C, I, R and R3 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$12,203,645
Dividend income from unaffiliated investments	107,188
Interest income from unaffiliated investments	231,823
Total investment income	12,542,656

Expenses:
Investment management fees	507,600
Distribution and service fees:
Class A	1,120,166
Class C	263,768
Class R	2,362
Class R3	603
Transfer agent fees:
Class A	350,946
Class C	32,368
Class I	13,522
Class R	473
Class R3	380
Trustee and CCO fees	18,319
Audit and tax fees	36,395
Custody fees	6,899
Legal fees	31,229
Printing and shareholder reports fees	29,585
Registration fees	83,656
Other	31,406
Total expenses before waiver and/or reimbursement and recapture	2,529,677
Expenses waived and/or reimbursed:
Class A	(948)
Class C	(542)
Class I	(12,274)
Class R	(27)
Class R3	(531)
Recapture of previously waived and/or reimbursed fees:
Class C	269
Class R	27
Class R3	25
Net expenses	2,515,676

Net investment income (loss)	10,026,980

Net realized gain (loss) on:
Affiliated investments	(444,289)
Unaffiliated investments	(442,576)
Capital gain distributions received from affiliated investment companies	5,350,871
Futures contracts	(2,168,345)
Net realized gain (loss)	2,295,661

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,549,127
Unaffiliated investments	378,354
Futures contracts	541,032
Net change in unrealized appreciation (depreciation)	3,468,513
Net realized and change in unrealized gain (loss)	5,764,174
Net increase (decrease) in net assets resulting from operations	$15,791,154

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$10,026,980	$16,375,575
Net realized gain (loss)	2,295,661	(18,913,964)
Net change in unrealized appreciation (depreciation)	3,468,513	(115,037,556)
Net increase (decrease) in net assets resulting from operations	15,791,154	(117,575,945)

Dividends and/or distributions to shareholders:
Class A	(9,958,324)	(46,323,418)
Class C	(377,327)	(3,330,330)
Class I	(312,426)	(1,529,222)
Class R	(9,016)	(56,032)
Class R3 (A)	(5,530)	(315)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(10,662,623)	(51,239,317)

Capital share transactions:
Proceeds from shares sold:
Class A	12,091,990	29,675,224
Class C	2,867,868	4,821,353
Class I	2,441,246	4,732,457
Class R	19,553	69,306
Class R3 (A)	448,135	91,517
17,868,792	39,389,857
Dividends and/or distributions reinvested:
Class A	9,584,527	44,395,389
Class C	374,960	3,318,296
Class I	310,363	1,518,736
Class R	9,016	56,032
Class R3 (A)	5,530	315
10,284,396	49,288,768
Cost of shares redeemed:
Class A	(93,755,898)	(106,400,639)
Class C	(6,266,563)	(9,541,102)
Class I	(4,488,580)	(8,395,538)
Class R	(180,968)	(292,693)
Class R3 (A)	(112,224)	(24,152)
(104,804,233)	(124,654,124)
Automatic conversions:
Class A	6,386,322	7,898,630
Class C	(6,386,322)	(7,898,630)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(76,651,045)	(35,975,499)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	6,390	(B)
Class C	—	5,650	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	37,897	(C)
—	49,937
Net increase (decrease) in net assets	(71,522,514)	(204,740,824)

Net assets:
Beginning of year	504,117,363	708,858,187
End of year	$432,594,849	$504,117,363

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,253,949	2,887,896
Class C	301,248	456,663
Class I	250,619	458,384
Class R	1,997	6,423
Class R3 (A)	46,181	9,434
	1,853,994	3,818,800
Shares reinvested:
Class A	1,006,169	4,000,748
Class C	39,892	299,328
Class I	32,372	136,930
Class R	934	4,961
Class R3 (A)	578	34
	1,079,945	4,442,001
Shares redeemed:
Class A	(9,714,752)	(10,254,311)
Class C	(660,872)	(927,803)
Class I	(462,186)	(810,997)
Class R	(18,683)	(27,443)
Class R3 (A)	(11,464)	(2,606)
	(10,867,957)	(12,023,160)
Automatic conversions:
Class A	660,713	765,462
Class C	(668,954)	(775,034)
	(8,241)	(9,572)
Net increase (decrease) in shares outstanding:
Class A	(6,793,921)	(2,600,205)
Class C	(988,686)	(946,846)
Class I	(179,195)	(215,683)
Class R	(15,752)	(16,059)
Class R3 (A)	35,295	6,862
	(7,942,259)	(3,771,931)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.22		$12.13		$11.04	$10.76	$10.67

Investment operations:
Net investment income (loss) (A)	0.20		0.29		0.27	0.19	0.19
Net realized and unrealized gain (loss)	0.04		(2.30)		1.33	0.47	0.65
Total investment operations	0.24		(2.01)		1.60	0.66	0.84
Contributions from affiliate	—		0.00	(B) (C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)		(0.29)		(0.27)	(0.19)	(0.18)
Net realized gains	—		(0.61)		(0.24)	(0.19)	(0.57)
Total dividends and/or distributions to shareholders	(0.21)		(0.90)		(0.51)	(0.38)	(0.75)

Net asset value, end of year	$9.25		$9.22		$12.13	$11.04	$10.76
Total return (D)	2.60%		(17.75	)%(C)	14.80%	6.32%	8.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$399,522		$460,692		$637,631	$586,536	$610,131
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.47%		0.45%	0.48%	0.49%
Including waiver and/or reimbursement and recapture	0.48	%(F)	0.47	%(F)	0.45%	0.48%	0.49%
Net investment income (loss) to average net assets	2.09%		2.76%		2.32%	1.78%	1.81%
Portfolio turnover rate	17%		51%		6%	28%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.11	$11.99		$10.91	$10.68	$10.59

Investment operations:
Net investment income (loss) (A)	0.12	0.21		0.23	0.12	0.11
Net realized and unrealized gain (loss)	0.04	(2.27)		1.27	0.44	0.65
Total investment operations	0.16	(2.06)		1.50	0.56	0.76
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.21)		(0.18)	(0.14)	(0.10)
Net realized gains	—	(0.61)		(0.24)	(0.19)	(0.57)
Total dividends and/or distributions to shareholders	(0.13)	(0.82)		(0.42)	(0.33)	(0.67)

Net asset value, end of year	$9.14	$9.11		$11.99	$10.91	$10.68
Total return (D)	1.77%	(18.38	)%(C)	13.98%	5.37%	7.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,880	$29,806		$50,580	$87,565	$126,367
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.28%	1.26%		1.23%	1.25%	1.26%
Including waiver and/or reimbursement and recapture	1.27%	1.26	%(F)	1.23%	1.25%	1.26%
Net investment income (loss) to average net assets	1.30%	2.07%		1.96%	1.12%	1.07%
Portfolio turnover rate	17%	51%		6%	28%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.27		$12.18		$11.08		$10.80		$10.70

Investment operations:
Net investment income (loss) (A)	0.23		0.33		0.30		0.22		0.21
Net realized and unrealized gain (loss)	0.05		(2.32)		1.34		0.46		0.67
Total investment operations	0.28		(1.99)		1.64		0.68		0.88
Contributions from affiliate	—		0.03	(B)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)		(0.34)		(0.30)		(0.21)		(0.21)
Net realized gains	—		(0.61)		(0.24)		(0.19)		(0.57)
Total dividends and/or distributions to shareholders	(0.24)		(0.95)		(0.54)		(0.40)		(0.78)

Net asset value, end of year	$9.31		$9.27		$12.18		$11.08		$10.80
Total return	2.93%		(17.25	)%(B)	15.07%		6.48%		8.95%

Ratio and supplemental data:
Net assets end of year (000’s)	$11,401		$13,009		$19,731		$15,655		$16,423
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.26%		0.25%		0.24%		0.26%		0.27%
Including waiver and/or reimbursement and recapture	0.16	%(D)	0.16	%(E)	0.15	%(E)	0.24	%(E)	0.27%
Net investment income (loss) to average net assets	2.42%		3.17%		2.55%		2.04%		1.98%
Portfolio turnover rate	17%		51%		6%		28%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.29%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class R
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.34		$12.27	$11.16	$10.89	$10.78

Investment operations:
Net investment income (loss) (A)	0.18		0.28	0.25	0.15	0.15
Net realized and unrealized gain (loss)	0.05		(2.34)	1.34	0.48	0.67
Total investment operations	0.23		(2.06)	1.59	0.63	0.82
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.19)		(0.26)	(0.24)	(0.17)	(0.14)
Net realized gains	—		(0.61)	(0.24)	(0.19)	(0.57)
Total dividends and/or distributions to shareholders	(0.19)		(0.87)	(0.48)	(0.36)	(0.71)

Net asset value, end of year	$9.38		$9.34	$12.27	$11.16	$10.89
Total return	2.38%		(17.97)%	14.50%	5.90%	8.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$401		$547	$916	$873	$855
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%		0.72%	0.71%	0.76%	0.86%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.72%	0.71%	0.76%	0.86%
Net investment income (loss) to average net assets	1.83%		2.67%	2.09%	1.42%	1.41%
Portfolio turnover rate	17%		51%	6%	28%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R3
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/year	$9.24	$10.66

Investment operations:
Net investment income (loss) (B)	0.22	0.11
Net realized and unrealized gain (loss)	0.03	(1.45)
Total investment operations	0.25	(1.34)
Contributions from affiliate	—	0.00

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.08)

Net asset value, end of period/year	$9.26	$9.24
Total return	2.66%	(12.57	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$391	$63
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.56%	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	2.24%	1.78	%(E)
Portfolio turnover rate	17%	51%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation—Conservative Portfolio (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R3.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust and also invests in index-based exchange-traded Funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(895,677)	$—	$(191,430)	$—	$—	$(1,087,107)
Total	$(895,677)	$—	$(191,430)	$—	$—	$(1,087,107)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,014,863)	$—	$(153,482)	$—	$—	$(2,168,345)
Total	$(2,014,863)	$—	$(153,482)	$—	$—	$(2,168,345)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$229,846	$—	$311,186	$—	$—	$541,032
Total	$229,846	$—	$311,186	$—	$—	$541,032

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$32,378,064

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 519,114	0.12%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
Prior to November 1, 2022
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2024. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.52%	March 1, 2024
Class C	1.31	March 1, 2024
Class I	0.30	March 1, 2024
Class R	0.77	March 1, 2024
Class R3	0.35	March 1, 2025
Prior to March 1, 2023
Class A	0.60
Class C	1.35
Class I	0.35
Class R	0.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R3 (A)	$—	$—	$523	$523

(A)	Class R3 commenced operations on March 1, 2022.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R3	0.25

(A)	12b-1 fees are not applicable for Class I.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$99,701	$266
Class C	—	2,215

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 386,731	$ 30,068

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 79,278,705	$ 133,993,821

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to prior year return of capital true-ups. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (642,706)	$ 642,706

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 449,608,592	$ 20,407,133	$ (37,455,322)	$ (17,048,189)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 11,105,426	$ 8,851,769

During the year ended October 31, 2023, the capital loss carryforwards utilized are $1,773,714.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 10,662,623	$ —	$ —	$ 20,451,806	$ 30,787,511	$ —

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,170,767	$ —	$ —	$ (19,957,195)	$ —	$ —	$ (17,048,189)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Conservative Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Conservative Portfolio (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $1,592,195 of qualified dividend income.

For corporate shareholders, 8% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 756,538	$ 114,704

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation – Conservative Portfolio (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 3-year period and below for the past 1-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and composite benchmark.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Conservative Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA CONS PORT 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation – Growth Portfolio

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the fiscal year ended October 31, 2023, was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 through the fiscal year end proved to be a much more positive environment for risk assets. Despite fears over a European energy crisis, hawkish central banks, and a banking shock, equities performed well over the fiscal year. Widespread anticipation of broad-based economic weakness did not materialize, though global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the fiscal year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence (“AI”) acting as a tailwind. Outside of the U.S., economic growth in the Eurozone and China was relatively weaker with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected post-pandemic reopening, continued stress within the real estate sector, and muted consumer spending.

Global equities posted strong performance over the fiscal year despite heightened uncertainty, with Japanese equities standing out as a relative outperformer. International developed markets outperformed emerging markets equities and U.S. equities.

Within U.S. equities, mega cap tech was the key driver of returns for most of the fiscal year. The S&P 500® Equal Weighted Index posted mostly flat returns over the fiscal year, further highlighting the influence mega cap tech names had on U.S. large cap outperformance. U.S. small cap equities posted negative returns over the same period, as they exhibited more sensitivity to higher interest rates.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries posted negative returns as the 10-year yield rose during the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation – Growth Portfolio (Class A) returned 7.98%, excluding any sales charges. By comparison, its benchmark, the MSCI World Index, returned 10.48%.

STRATEGY REVIEW

The Fund is an equity focused fund-of-funds that seeks capital appreciation through its strategic allocation to equity asset classes.

Over the fiscal year ended October 31, 2023, the Transamerica Asset Allocation – Growth Portfolio underperformed its MSCI World Index benchmark.

The Fund’s equity allocations overall returned positively, driven by U.S. large cap growth equities and international equities. Allocations to value equities significantly underperformed relative to growth equities, and small cap equities detracted from Fund returns.

We dynamically adjusted allocations over the fiscal year. Dynamic adjustments included slightly reducing the allocation to equities at times to favor a greater cash position, which overall detracted relative to being fully invested in equities for the fiscal year. Other dynamic adjustments, which included reducing more highly concentrated funds given an uncertain environment, had mixed results. Overall, dynamic asset allocation detracted from performance versus benchmark.

Security selection from underlying Transamerica-affiliated funds detracted from the Fund’s returns. Funds such as Transamerica Energy Infrastructure, Transamerica International Equity, and Transamerica Sustainable Equity Income performed negatively versus their respective benchmarks and detracted from overall Fund performance.

Neill Nuttall

Alexandra Wilson–Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	2.07%	4.68%	5.51%	03/01/2002
Class A (NAV)	7.98%	5.88%	6.11%	03/01/2002
MSCI World Index (A)	10.48%	8.27%	7.53%
Class C (POP)	6.08%	5.04%	5.31%	11/11/2002
Class C (NAV)	7.07%	5.04%	5.31%	11/11/2002
Class I (NAV)	8.37%	6.25%	6.44%	11/30/2009
Class R (NAV)	7.76%	5.63%	5.82%	06/15/2006
Class R3 (NAV)	8.05%	N/A	(3.43)%	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$977.20	$2.47	$1,022.70	$2.50	0.49%
Class C	1,000.00	973.00	6.59	1,018.60	6.67	1.31
Class I	1,000.00	979.70	0.76	1,024.40	0.77	0.15
Class R	1,000.00	976.20	3.68	1,021.50	3.72	0.73
Class R3	1,000.00	978.00	1.76	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.0%
International Equity Funds	32.1
U.S. Mixed Allocation Fund	1.5
Repurchase Agreement	1.4
International Alternative Fund	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 0.2%
U.S. Equity Funds - 0.2%
Alerian MLP ETF	23,099	$ 969,234
Vanguard S&P 500 ETF	1,962	753,741

Total Exchange-Traded Funds (Cost $1,570,354)		1,722,975

INVESTMENT COMPANIES - 98.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	874	1,087

International Equity Funds - 32.1%
Transamerica Emerging Markets Opportunities (B)	3,806,594	26,684,227
Transamerica International Equity (B)	7,085,205	129,234,142
Transamerica International Focus (B)	6,372,303	49,130,459
Transamerica International Small Cap Value (B)	918,886	11,559,580
Transamerica International Stock (B)	4,961,592	49,615,925

		266,224,333

U.S. Equity Funds - 64.8%
Transamerica Capital Growth (B) (C)	907,163	5,343,187
Transamerica Large Cap Value (B)	15,388,585	185,432,451
Transamerica Mid Cap Growth (B) (C)	2,775,125	20,646,931
Transamerica Mid Cap Value Opportunities (B)	1,431,574	14,659,315
Transamerica Small Cap Growth (B)	1,011,956	5,950,300
Transamerica Small Cap Value (B)	1,043,141	4,975,785
Transamerica Sustainable Equity Income (B)	8,863,189	58,674,311

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica US Growth (B)	9,950,065	$ 241,189,568

		536,871,848

U.S. Mixed Allocation Fund - 1.5%
Transamerica Energy Infrastructure (B)	1,943,788	12,498,557

Total Investment Companies (Cost $739,229,418)		815,595,825

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $11,287,200 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $11,512,149.	$ 11,286,417	11,286,417

Total Repurchase Agreement (Cost $11,286,417)		11,286,417

Total Investments (Cost $752,086,189)		828,605,217
Net Other Assets (Liabilities) - 0.0% (A)		214,362

Net Assets - 100.0%		$ 828,819,579

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	74	12/15/2023	$16,677,420	$15,585,325	$—	$(1,092,095)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,722,975	$—	$—	$1,722,975
Investment Companies	815,594,738	—	—	815,594,738
Repurchase Agreement	—	11,286,417	—	11,286,417

Total	$817,317,713	$11,286,417	$—	$828,604,130

Investment Companies Measured at Net Asset Value (E)				1,087

Total Investments				$828,605,217

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,092,095)	$—	$—	$(1,092,095)

Total Other Financial Instruments	$(1,092,095)	$—	$—	$(1,092,095)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Capital Growth	$5,515,548	$—	$—	$—	$(172,361)	$5,343,187	907,163	$—	$—
Transamerica Emerging Markets Opportunities	18,366,821	8,090,521	—	—	226,885	26,684,227	3,806,594	590,521	—
Transamerica Energy Infrastructure	13,062,692	135,169	(150,509)	—	(548,795)	12,498,557	1,943,788	417,576	—
Transamerica Global Allocation Liquidating Trust	2,360	—	—	—	(1,273)	1,087	874	—	—
Transamerica International Equity	122,234,081	5,553,703	(15,000,000)	1,813,789	14,632,569	129,234,142	7,085,205	553,703	—
Transamerica International Focus	43,781,104	5,880,000	(5,000,000)	235,221	4,234,134	49,130,459	6,372,303	880,000	—
Transamerica International Small Cap Value	11,978,134	479,869	(2,500,000)	544,428	1,057,149	11,559,580	918,886	106,083	373,786
Transamerica International Stock	46,168,323	1,354,551	(4,500,000)	(302,632)	6,895,683	49,615,925	4,961,592	1,354,551	—
Transamerica Large Cap Value	220,130,056	17,542,380	(39,000,000)	(1,179,887)	(12,060,098)	185,432,451	15,388,585	2,927,081	11,965,299
Transamerica Mid Cap Growth	19,453,627	—	—	—	1,193,304	20,646,931	2,775,125	—	—
Transamerica Mid Cap Value	24,542,660	5,177,058	(25,441,757)	(3,576,416)	(701,545)	—	—	260,345	4,916,713
Transamerica Mid Cap Value Opportunities	70,038	15,604,641	—	—	(1,015,364)	14,659,315	1,431,574	809	3,832
Transamerica Small Cap Growth	6,033,826	233,483	—	—	(317,009)	5,950,300	1,011,956	—	233,483
Transamerica Small Cap Value	6,800,595	1,181,349	(1,000,000)	(46,875)	(1,959,284)	4,975,785	1,043,141	153,319	1,028,030
Transamerica Sustainable Equity Income	65,450,385	1,058,391	(6,000,000)	(1,112,253)	(722,212)	58,674,311	8,863,189	1,149,593	—
Transamerica US Growth	191,743,648	43,323,464	(25,000,000)	(4,563,472)	35,685,928	241,189,568	9,950,065	—	7,823,464

Total	$795,333,898	$105,614,579	$(123,592,266)	$(8,188,097)	$46,427,711	$815,595,825	66,460,040	$8,393,581	$26,344,607

(C)	Non-income producing securities.
(D)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$8,994	$1,087	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $739,229,418)	$815,595,825
Investments, at value (cost $1,570,354)	1,722,975
Repurchase agreement, at value (cost $11,286,417)	11,286,417
Cash collateral pledged at broker for:
Futures contracts	911,680
Receivables and other assets:
Shares of beneficial interest sold	190,831
Interest	784
Variation margin receivable on futures contracts	275,665
Total assets	829,984,177

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	552,202
Due to custodian	177,600
Investment management fees	74,512
Distribution and service fees	212,323
Transfer agent fees	84,316
Trustee and CCO fees	240
Audit and tax fees	28,480
Custody fees	1,760
Legal fees	9,805
Printing and shareholder reports fees	15,112
Registration fees	842
Other accrued expenses	7,406
Total liabilities	1,164,598
Net assets	$828,819,579

Net assets consist of:
Paid-in capital	$747,321,905
Total distributable earnings (accumulated losses)	81,497,674
Net assets	$828,819,579

Net assets by class:
Class A	$747,923,642
Class C	48,949,736
Class I	29,828,000
Class R	588,724
Class R3	1,529,477
Shares outstanding (unlimited shares, no par value):
Class A	62,286,785
Class C	4,252,259
Class I	2,478,125
Class R	49,479
Class R3	127,415
Net asset value per share: (A)
Class A	$12.01
Class C	11.51
Class I	12.04
Class R	11.90
Class R3	12.00
Maximum offering price per share: (B)
Class A	$12.71

(A)	Net asset value per share for Class C, I, R and R3 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$8,393,581
Dividend income from unaffiliated investments	108,260
Interest income from unaffiliated investments	546,440
Total investment income	9,048,281

Expenses:
Investment management fees	926,840
Distribution and service fees:
Class A	1,994,997
Class C	593,895
Class R	3,779
Class R3 (A)	2,992
Transfer agent fees:
Class A	864,635
Class C	110,722
Class I	33,344
Class R	804
Class R3 (A)	1,885
Trustee and CCO fees	34,651
Audit and tax fees	42,771
Custody fees	10,483
Legal fees	56,539
Printing and shareholder reports fees	61,585
Registration fees	89,376
Other	41,589
Total expenses before waiver and/or reimbursement and recapture	4,870,887
Expenses waived and/or reimbursed:
Class A	(6,817)
Class C	(1,712)
Class I	(30,260)
Class R	(3)
Class R3 (A)	(2,421)
Recapture of previously waived and/or reimbursed fees:
Class R	3
Class R3 (A)	37
Net expenses	4,829,714

Net investment income (loss)	4,218,567

Net realized gain (loss) on:
Affiliated investments	(8,188,097)
Unaffiliated investments	(683,210)
Capital gain distributions received from affiliated investment companies	26,344,607
Futures contracts	933,126
Net realized gain (loss)	18,406,426

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	46,427,711
Unaffiliated investments	898,631
Futures contracts	(429,903)
Net change in unrealized appreciation (depreciation)	46,896,439
Net realized and change in unrealized gain (loss)	65,302,865
Net increase (decrease) in net assets resulting from operations	$69,521,432

(A)	Class R3 commenced operations on March 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,218,567	$33,861,261
Net realized gain (loss)	18,406,426	68,044,471
Net change in unrealized appreciation (depreciation)	46,896,439	(365,828,167)
Net increase (decrease) in net assets resulting from operations	69,521,432	(263,922,435)

Dividends and/or distributions to shareholders:
Class A	(62,195,198)	(79,442,756)
Class C	(4,983,032)	(7,658,393)
Class I	(2,554,982)	(3,313,529)
Class R	(58,189)	(112,935)
Class R3 (A)	(94,976)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(69,886,377)	(90,527,613)

Capital share transactions:
Proceeds from shares sold:
Class A	20,993,331	29,344,570
Class C	5,569,321	8,086,712
Class I	7,581,945	8,466,120
Class R	45,516	98,787
Class R3 (A)	1,384,502	201,685
35,574,615	46,197,874
Dividends and/or distributions reinvested:
Class A	59,672,021	76,104,329
Class C	4,975,115	7,651,109
Class I	2,493,763	3,230,210
Class R	58,189	112,935
Class R3 (A)	94,976	—
67,294,064	87,098,583
Cost of shares redeemed:
Class A	(109,472,845)	(127,771,424)
Class C	(9,880,650)	(15,892,395)
Class I	(11,200,882)	(10,571,409)
Class R	(270,592)	(520,144)
Class R3 (A)	(92,249)	(100)
(130,917,218)	(154,755,472)
Automatic conversions:
Class A	16,292,156	20,725,247
Class C	(16,292,156)	(20,725,247)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(28,048,539)	(21,459,015)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	43,090	(B)
Class C	—	28,252	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	58,821	(C)
—	130,163
Net increase (decrease) in net assets	(28,413,484)	(375,778,900)

Net assets:
Beginning of year	857,233,063	1,233,011,963
End of year	$828,819,579	$857,233,063

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,714,179	2,101,335
Class C	468,054	607,693
Class I	607,598	608,904
Class R	3,722	7,188
Class R3 (A)	111,152	15,376
	2,904,705	3,340,496
Shares reinvested:
Class A	5,193,387	4,925,846
Class C	448,613	510,414
Class I	217,227	210,528
Class R	5,104	7,372
Class R3 (A)	8,280	—
	5,872,611	5,654,160
Shares redeemed:
Class A	(8,877,527)	(9,212,661)
Class C	(831,785)	(1,197,921)
Class I	(901,515)	(768,036)
Class R	(22,065)	(42,833)
Class R3 (A)	(7,384)	(9)
	(10,640,276)	(11,221,460)
Automatic conversions:
Class A	1,317,164	1,485,323
Class C	(1,368,542)	(1,535,295)
	(51,378)	(49,972)
Net increase (decrease) in shares outstanding:
Class A	(652,797)	(700,157)
Class C	(1,283,660)	(1,615,109)
Class I	(76,690)	51,396
Class R	(13,239)	(28,273)
Class R3 (A)	112,048	15,367
	(1,914,338)	(2,276,776)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.09		$16.86		$12.53	$13.01	$14.38

Investment operations:
Net investment income (loss) (A)	0.06		0.46		0.06	0.17	0.11
Net realized and unrealized gain (loss)	0.86		(3.95)		4.86	0.48	0.67
Total investment operations	0.92		(3.49)		4.92	0.65	0.78
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.06)		(0.47)		(0.10)	(0.21)	(0.19)
Net realized gains	(0.94)		(0.81)		(0.49)	(0.92)	(1.96)
Total dividends and/or distributions to shareholders	(1.00)		(1.28)		(0.59)	(1.13)	(2.15)

Net asset value, end of year	$12.01		$12.09		$16.86	$12.53	$13.01
Total return (D)	7.98%		(22.39	)%(C)	40.12%	5.01%	7.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$747,924		$760,822		$1,072,922	$809,244	$887,342
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.50%		0.50%		0.48%	0.53%	0.54%
Including waiver and/or reimbursement and recapture	0.50	%(F)	0.49%		0.48%	0.53%	0.54%
Net investment income (loss) to average net assets	0.51%		3.37%		0.41%	1.40%	0.90%
Portfolio turnover rate	8%		24%		8%	26%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.66		$16.27		$12.11	$12.59	$13.88

Investment operations:
Net investment income (loss) (A)	(0.03)		0.39		(0.03)	0.09	0.03
Net realized and unrealized gain (loss)	0.82		(3.89)		4.68	0.44	0.64
Total investment operations	0.79		(3.50)		4.65	0.53	0.67
Contributions from affiliate	—		0.01	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		(0.31)		—	(0.09)	—
Net realized gains	(0.94)		(0.81)		(0.49)	(0.92)	(1.96)
Total dividends and/or distributions to shareholders	(0.94)		(1.12)		(0.49)	(1.01)	(1.96)

Net asset value, end of year	$11.51		$11.66		$16.27	$12.11	$12.59
Total return (C)	7.07%		(23.00	)%(B)	39.09%	4.13%	7.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$48,950		$64,542		$116,319	$143,282	$205,681
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.33%		1.30%		1.26%	1.31%	1.31%
Including waiver and/or reimbursement and recapture	1.33	%(E)	1.29%		1.26%	1.31%	1.31%
Net investment income (loss) to average net assets	(0.25)%		2.89%		(0.23)%	0.74%	0.25%
Portfolio turnover rate	8%		24%		8%	26%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.11		$16.88		$12.53		$13.01		$14.38

Investment operations:
Net investment income (loss) (A)	0.11		0.50		0.12		0.22		0.16
Net realized and unrealized gain (loss)	0.85		(3.95)		4.86		0.47		0.65
Total investment operations	0.96		(3.45)		4.98		0.69		0.81
Contributions from affiliate	—		0.02	(B)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.09)		(0.53)		(0.14)		(0.25)		(0.22)
Net realized gains	(0.94)		(0.81)		(0.49)		(0.92)		(1.96)
Total dividends and/or distributions to shareholders	(1.03)		(1.34)		(0.63)		(1.17)		(2.18)

Net asset value, end of year	$12.04		$12.11		$16.88		$12.53		$13.01
Total return	8.37%		(22.01	)%(B)	40.62%		5.31%		8.19%

Ratio and supplemental data:
Net assets end of year (000’s)	$29,828		$30,933		$42,252		$32,886		$43,396
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.25%		0.25%		0.24%		0.26%		0.27%
Including waiver and/or reimbursement and recapture	0.15	%(D)	0.15	%(E)	0.15	%(E)	0.25	%(E)	0.27%
Net investment income (loss) to average net assets	0.86%		3.65%		0.77%		1.81%		1.25%
Portfolio turnover rate	8%		24%		8%		26%		1%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.14%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class R
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.96		$16.70	$12.41	$12.89	$14.22

Investment operations:
Net investment income (loss) (A)	0.04		0.47	0.04	0.14	0.08
Net realized and unrealized gain (loss)	0.85		(3.98)	4.81	0.47	0.67
Total investment operations	0.89		(3.51)	4.85	0.61	0.75
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.42)	(0.07)	(0.17)	(0.12)
Net realized gains	(0.94)		(0.81)	(0.49)	(0.92)	(1.96)
Total dividends and/or distributions to shareholders	(0.95)		(1.23)	(0.56)	(1.09)	(2.08)

Net asset value, end of year	$11.90		$11.96	$16.70	$12.41	$12.89
Total return	7.76%		(22.64)%	39.84%	4.72%	7.71%

Ratio and supplemental data:
Net assets end of year (000’s)	$589		$750	$1,519	$1,625	$1,940
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%		0.73%	0.72%	0.76%	0.80%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.73%	0.72%	0.76%	0.80%
Net investment income (loss) to average net assets	0.29%		3.43%	0.26%	1.17%	0.61%
Portfolio turnover rate	8%		24%	8%	26%	1%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R3
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/ year	$12.10	$13.86

Investment operations:
Net investment income (loss) (B)	0.02	0.02
Net realized and unrealized gain (loss)	0.91	(1.78)
Total investment operations	0.93	(1.76)
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	—
Net realized gains	(0.94)	—
Total dividends and/or distributions to shareholders	(1.03)	—

Net asset value, end of period/year	$12.00	$12.10
Total return	8.05%	(12.70	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,529	$186
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	0.16%	0.24	%(E)
Portfolio turnover rate	8%	24%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation—Growth Portfolio (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R3.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust and also invests in index-based exchange-traded Funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(1,092,095)	$—	$—	$(1,092,095)
Total	$—	$—	$(1,092,095)	$—	$—	$(1,092,095)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$933,126	$—	$—	$933,126
Total	$—	$—	$933,126	$—	$—	$933,126

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(429,903)	$—	$—	$(429,903)
Total	$—	$—	$(429,903)	$—	$—	$(429,903)

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts — long	$14,650,303

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 9,433	0.00%(A)

(A)	Rounds to less than 0.01%.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
Prior to November 1, 2022
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2024. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.55%	March 1, 2024
Class C	1.35	March 1, 2024
Class I	0.30	March 1, 2024
Class R	0.78	March 1, 2024
Class R3	0.35	March 1, 2025
Prior to March 1, 2023
Class A	0.60
Class I	0.35
Class R	0.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R3 (A)	$—	$56	$2,415	$2,471

(A)	Class R3 commenced operations on March 1, 2022.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R3	0.25

(A)	12b-1 fees are not applicable for Class I.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$399,695	$1,056
Class C	—	7,402

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 990,077	$ 81,050

Brokerage commissions: The Funds incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 73,273,706	$ 138,939,009

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 761,720,989	$ 96,736,487	$ (29,852,259)	$ 66,884,228

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,052,722	$ 65,833,655	$ —	$ 35,387,248	$ 55,140,365	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 1,143,070	$ —	$ 13,470,376	$ —	$ —	$ —	$ 66,884,228

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Growth Portfolio.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Growth Portfolio (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $4,639,080 of qualified dividend income.

For corporate shareholders, 98% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $65,833,655 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,105,250	$ 586,358

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation — Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation – Growth Portfolio (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation — Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- year period, in line with the median for the past 10-year period, and below the median for the past 1- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmark.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation — Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA GROWTH PORT 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the fiscal year ended October 31, 2023, was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 through the fiscal year end proved to be a much more positive environment for risk assets. Despite fears over a European energy crisis, hawkish central banks, and a banking shock, equities performed well over the fiscal year. Widespread anticipation of broad-based economic weakness did not materialize, though global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the fiscal year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence (“AI”) acting as a tailwind. Outside of the U.S., economic growth in the Eurozone and China was relatively weaker with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected post-pandemic reopening, continued stress within the real estate sector, and muted consumer spending.

Global equities posted strong performance over the fiscal year despite heightened uncertainty, with Japanese equities standing out as a relative outperformer. International developed markets outperformed emerging markets equities and U.S. equities.

Within U.S. equities, mega cap tech was the key driver of returns for most of the fiscal year. The S&P 500® Equal Weighted Index posted mostly flat returns over the fiscal year, further highlighting the influence mega cap tech names had on U.S. large cap outperformance. U.S. small cap equities posted negative returns over the same period, as they exhibited more sensitivity to higher interest rates.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries posted negative returns as the 10-year yield rose during the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation – Moderate Growth Portfolio (Class A) returned 5.33%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Growth Portfolio Blended Benchmark, returned 10.48% and 7.45%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation with current income as a secondary objective through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2023, the Transamerica Asset Allocation – Moderate Growth Portfolio underperformed its blended secondary benchmark (consisting of 30% Bloomberg US Aggregate Bond Index, 70% MSCI World Index) driven by underlying fund selection decisions and underlying fund performance. The Fund underperformed its primary single-index benchmark of the MSCI World Index due to relative underperformance of fixed income allocations included in the Fund.

The Fund’s equity allocations overall returned positively, driven by U.S. growth equities and international equities, while fixed income was overall about flat as yields rose over the fiscal year. An allocation to 10-year treasury futures, used to express duration views, was particularly negative. Less interest rate sensitive areas of the market, such as short-term bonds and emerging markets debt, performed better.

We dynamically adjusted allocations over the fiscal year. Dynamic adjustments included slightly reducing the allocation to equities at times to favor fixed income exposures, which were put on to reduce risk taken and bring duration closer in-line to benchmark in an uncertain environment. Dynamic asset allocation overall detracted from performance versus the benchmark.

Security selection from underlying Transamerica-affiliated funds overall detracted from the Fund’s returns as security selection in underlying equity funds led to underperformance versus their underlying benchmarks. In contrast, fixed income funds such as Transamerica Core Bond, Transamerica Bond and Transamerica Inflation Opportunities performed positively versus their respective benchmarks and contributed to overall Fund performance.

Neill Nuttall

Alexandra Wilson – Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(0.46)%	3.27%	4.21%	03/01/2002
Class A (NAV)	5.33%	4.45%	4.80%	03/01/2002
MSCI World Index (A)	10.48%	8.27%	7.53%
Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark (A) (B) (C)	7.45%	6.17%	6.43%
Class C (POP)	3.51%	3.66%	4.01%	11/11/2002
Class C (NAV)	4.51%	3.66%	4.01%	11/11/2002
Class I (NAV)	5.69%	4.81%	5.11%	11/30/2009
Class R (NAV)	5.08%	4.19%	4.53%	06/15/2006
Class R3 (NAV)	5.50%	N/A	(4.58)%	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Growth Portfolio Blended Benchmark is composed of the following benchmarks: 70% MSCI World Index and 30% Bloomberg US Aggregate Bond Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$967.50	$2.36	$1,022.80	$2.40	0.47%
Class C	1,000.00	963.80	6.40	1,018.80	6.51	1.28
Class I	1,000.00	969.30	0.70	1,024.50	0.71	0.14
Class R	1,000.00	966.60	3.61	1,021.60	3.67	0.72
Class R3	1,000.00	968.40	1.76	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	48.6%
International Equity Funds	22.0
U.S. Fixed Income Funds	21.0
International Fixed Income Funds	5.9
Repurchase Agreement	1.4
U.S. Mixed Allocation Fund	1.1
International Alternative Fund	0.0	*
Net Other Assets (Liabilities) ^	0.0	*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 0.2%
U.S. Equity Funds - 0.2%
Alerian MLP ETF	34,453	$1,445,648
Vanguard S&P 500 ETF	3,086	1,185,549

Total Exchange-Traded Funds (Cost $2,404,495)		2,631,197

INVESTMENT COMPANIES - 98.4%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	5,843	7,264

International Equity Funds - 22.0%
Transamerica Emerging Markets Opportunities (C)	4,451,665	31,206,174
Transamerica International Equity (C)	8,054,311	146,910,633
Transamerica International Focus (C)	5,389,365	41,552,007
Transamerica International Small Cap Value (C)	1,067,850	13,433,555
Transamerica International Stock (C)	5,455,190	54,551,905

		287,654,274

International Fixed Income Funds - 5.9%
Transamerica Emerging Markets Debt (C)	4,050,808	34,310,346
Transamerica Inflation Opportunities (C)	4,594,305	42,175,720

		76,486,066

U.S. Equity Funds - 48.4%
Transamerica Capital Growth (B) (C)	1,787,301	10,527,201
Transamerica Large Cap Value (C)	17,086,505	205,892,389
Transamerica Mid Cap Growth (B) (C)	3,106,458	23,112,048
Transamerica Mid Cap Value Opportunities (C)	1,732,060	17,736,295
Transamerica Small Cap Growth (C)	1,170,262	6,881,141
Transamerica Small Cap Value (C)	1,148,114	5,476,506
Transamerica Sustainable Equity Income (C)	10,261,578	67,931,647

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica US Growth (C)	12,122,361	$293,846,034

		631,403,261

U.S. Fixed Income Funds - 21.0%
Transamerica Bond (C)	7,775,226	58,858,462
Transamerica Core Bond (C)	18,662,553	151,166,677
Transamerica High Yield Bond (C)	37,722	286,687
Transamerica Short-Term Bond (C)	6,715,116	63,927,909

		274,239,735

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (C)	2,209,279	14,205,664

Total Investment Companies (Cost $1,212,386,578)		1,283,996,264

	Principal	Value
REPURCHASE AGREEMENT - 1.4%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $17,977,439 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $18,335,747.	$ 17,976,191	17,976,191

Total Repurchase Agreement (Cost $17,976,191)		17,976,191

Total Investments (Cost $1,232,767,264)		1,304,603,652
Net Other Assets (Liabilities) - 0.0% (A)		652,319

Net Assets - 100.0%		$1,305,255,971

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	744	12/19/2023	$81,756,952	$78,991,875	$—	$(2,765,077)
S&P 500® E-Mini Index	31	12/15/2023	6,986,354	6,528,988	—	(457,366)

Total Futures Contracts					$—	$(3,222,443)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$2,631,197	$—	$—	$2,631,197
Investment Companies	1,283,989,000	—	—	1,283,989,000
Repurchase Agreement	—	17,976,191	—	17,976,191

Total	$1,286,620,197	$17,976,191	$—	$1,304,596,388

Investment Companies Measured at Net Asset Value (E)				7,264

Total Investments				$1,304,603,652

LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(3,222,443)	$—	$—	$(3,222,443)

Total Other Financial Instruments	$(3,222,443)	$—	$—	$(3,222,443)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Non-income producing securities.
(C)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$22,209,845	$45,052,562	$(6,000,000)	$(651,142)	$(1,752,803)	$58,858,462	7,775,226	$2,552,562	$—
Transamerica Capital Growth	10,866,788	—	—	—	(339,587)	10,527,201	1,787,301	—	—
Transamerica Core Bond	139,539,833	28,080,166	(13,000,000)	1,844,484	(5,297,806)	151,166,677	18,662,553	3,980,166	—
Transamerica Emerging Markets Debt	—	37,700,759	(2,000,000)	(98,122)	(1,292,291)	34,310,346	4,050,808	1,800,759	—
Transamerica Emerging Markets Opportunities	17,899,546	13,775,497	—	—	(468,869)	31,206,174	4,451,665	575,498	—
Transamerica Energy Infrastructure	15,248,321	156,888	(575,692)	(17,090)	(606,763)	14,205,664	2,209,279	483,013	—
Transamerica Global Allocation Liquidating Trust	15,776	—	—	—	(8,512)	7,264	5,843	—	—
Transamerica High Yield Bond	276,061	16,816	—	—	(6,190)	286,687	37,722	16,816	—
Transamerica Inflation Opportunities	28,526,108	15,204,698	—	—	(1,555,086)	42,175,720	4,594,305	1,235,290	569,408
Transamerica International Equity	148,228,360	8,856,496	(29,600,000)	3,434,688	15,991,089	146,910,633	8,054,311	1,856,497	—
Transamerica International Focus	44,732,168	14,828,943	(23,000,000)	2,278,518	2,712,378	41,552,007	5,389,365	828,942	—
Transamerica International Small Cap Value	13,598,815	544,797	(2,500,000)	544,428	1,245,515	13,433,555	1,067,850	120,436	424,360
Transamerica International Stock	56,028,433	1,643,841	(11,300,000)	404,704	7,774,927	54,551,905	5,455,190	1,643,841	—
Transamerica Large Cap Value	244,450,610	18,637,461	(42,500,000)	(1,937,812)	(12,757,870)	205,892,389	17,086,505	3,250,204	13,287,257
Transamerica Mid Cap Growth	23,408,401	—	(2,000,000)	(508,670)	2,212,317	23,112,048	3,106,458	—	—
Transamerica Mid Cap Value	30,446,695	6,422,462	(31,233,111)	(2,238,607)	(3,397,439)	—	—	322,974	6,099,488
Transamerica Mid Cap Value Opportunities	48,088	18,803,186	—	—	(1,114,979)	17,736,295	1,732,060	555	2,631
Transamerica Short-Term Bond	122,071,389	2,544,551	(61,600,000)	(1,195,355)	2,107,324	63,927,909	6,715,116	2,536,188	—
Transamerica Small Cap Growth	6,977,733	270,008	—	—	(366,600)	6,881,141	1,170,262	—	270,008

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Small Cap Value	$9,476,231	$1,646,140	$(3,000,000)	$(1,970,376)	$(675,489)	$5,476,506	1,148,114	$213,640	$1,432,500
Transamerica Sustainable Equity Income	79,296,844	1,220,087	(10,700,000)	(1,731,306)	(153,978)	67,931,647	10,261,578	1,326,768	—
Transamerica US Growth	207,627,757	70,971,563	(19,500,000)	(2,457,789)	37,204,503	293,846,034	12,122,361	—	8,471,563

Total	$1,220,973,802	$286,376,921	$(258,508,803)	$(4,299,447)	$39,453,791	$1,283,996,264	116,883,872	$22,744,149	$30,557,215

(D)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$60,118	$7,264	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $1,212,386,578)	$1,283,996,264
Investments, at value (cost $2,404,495)	2,631,197
Repurchase agreement, at value (cost $17,976,191)	17,976,191
Cash collateral pledged at broker for:
Futures contracts	2,018,720
Receivables and other assets:
Shares of beneficial interest sold	170,206
Dividends from affiliated investments	1,093,731
Interest	1,248
Variation margin receivable on futures contracts	6,218
Total assets	1,307,893,775

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,093,731
Shares of beneficial interest redeemed	898,725
Investment management fees	115,299
Distribution and service fees	327,983
Transfer agent fees	115,297
Trustee and CCO fees	376
Audit and tax fees	32,329
Custody fees	2,685
Legal fees	15,766
Printing and shareholder reports fees	22,954
Registration fees	842
Other accrued expenses	11,817
Total liabilities	2,637,804
Net assets	$1,305,255,971

Net assets consist of:
Paid-in capital	$1,228,335,298
Total distributable earnings (accumulated losses)	76,920,673
Net assets	$1,305,255,971

Net assets by class:
Class A	$1,186,869,746
Class C	69,099,714
Class I	47,351,279
Class R	1,215,152
Class R3	720,080
Shares outstanding (unlimited shares, no par value):
Class A	107,660,022
Class C	6,172,521
Class I	4,288,380
Class R	110,395
Class R3	65,222
Net asset value per share: (A)
Class A	$11.02
Class C	11.19
Class I	11.04
Class R	11.01
Class R3	11.04
Maximum offering price per share: (B)
Class A	$11.66

(A)	Net asset value per share for Class C, I, R and R3 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$22,744,149
Dividend income from unaffiliated investments	290,904
Interest income from unaffiliated investments	1,359,027
Total investment income	24,394,080

Expenses:
Investment management fees	1,451,645
Distribution and service fees:
Class A	3,208,220
Class C	858,924
Class R	6,381
Class R3	1,440
Transfer agent fees:
Class A	1,195,053
Class C	134,118
Class I	53,557
Class R	1,228
Class R3	907
Trustee and CCO fees	55,488
Audit and tax fees	55,423
Custody fees	17,828
Legal fees	90,499
Printing and shareholder reports fees	94,646
Registration fees	90,525
Other	59,394
Total expenses before waiver and/or reimbursement and recapture	7,375,276
Expenses waived and/or reimbursed:
Class A	(9,277)
Class C	(2,679)
Class I	(48,609)
Class R3	(1,120)
Recapture of previously waived and/or reimbursed fees:
Class R3	13
Net expenses	7,313,604

Net investment income (loss)	17,080,476

Net realized gain (loss) on:
Affiliated investments	(4,299,447)
Unaffiliated investments	518,001
Capital gain distributions received from affiliated investment companies	30,557,215
Futures contracts	(5,936,147)
Net realized gain (loss)	20,839,622

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	39,453,791
Unaffiliated investments	(304,969)
Futures contracts	1,430,856
Net change in unrealized appreciation (depreciation)	40,579,678
Net realized and change in unrealized gain (loss)	61,419,300
Net increase (decrease) in net assets resulting from operations	$78,499,776

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$17,080,476	$50,088,674
Net realized gain (loss)	20,839,622	44,958,222
Net change in unrealized appreciation (depreciation)	40,579,678	(475,718,252)
Net increase (decrease) in net assets resulting from operations	78,499,776	(380,671,356)

Dividends and/or distributions to shareholders:
Class A	(44,238,859)	(131,632,811)
Class C	(2,322,697)	(10,372,050)
Class I	(1,891,267)	(5,865,825)
Class R	(38,599)	(130,442)
Class R3 (A)	(14,755)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(48,506,177)	(148,001,128)

Capital share transactions:
Proceeds from shares sold:
Class A	22,972,379	38,328,795
Class C	7,113,166	9,668,330
Class I	8,545,132	11,345,091
Class R	58,663	59,999
Class R3 (A)	1,548,817	235,460
40,238,157	59,637,675
Dividends and/or distributions reinvested:
Class A	42,153,995	125,164,998
Class C	2,319,368	10,346,308
Class I	1,872,607	5,766,147
Class R	38,168	129,109
Class R3 (A)	14,755	—
46,398,893	141,406,562
Cost of shares redeemed:
Class A	(182,982,350)	(226,988,272)
Class C	(14,865,505)	(21,109,268)
Class I	(14,985,677)	(19,962,373)
Class R	(143,154)	(249,866)
Class R3 (A)	(1,029,994)	(18,655)
(214,006,680)	(268,328,434)
Automatic conversions:
Class A	22,593,218	30,643,692
Class C	(22,593,218)	(30,643,692)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(127,369,630)	(67,284,197)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	59,218	(B)
Class C	—	55,313	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	115,064	(C)
—	229,595
Net increase (decrease) in net assets	(97,376,031)	(595,727,086)

Net assets:
Beginning of year	1,402,632,002	1,998,359,088
End of year	$1,305,255,971	$1,402,632,002

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	2,039,324	3,100,607
Class C	617,393	783,893
Class I	755,039	913,499
Class R	5,162	4,883
Class R3 (A)	135,868	21,499
	3,552,786	4,824,381
Shares reinvested:
Class A	3,914,020	9,285,237
Class C	210,469	753,006
Class I	174,034	430,684
Class R	3,541	9,578
Class R3 (A)	1,369	—
	4,303,433	10,478,505
Shares redeemed:
Class A	(16,154,810)	(18,342,002)
Class C	(1,291,211)	(1,695,838)
Class I	(1,324,295)	(1,650,217)
Class R	(12,570)	(21,528)
Class R3 (A)	(91,849)	(1,665)
	(18,874,735)	(21,711,250)
Automatic conversions:
Class A	1,983,617	2,484,021
Class C	(1,947,241)	(2,446,651)
	36,376	37,370
Net increase (decrease) in shares outstanding:
Class A	(8,217,849)	(3,472,137)
Class C	(2,410,590)	(2,605,590)
Class I	(395,222)	(306,034)
Class R	(3,867)	(7,067)
Class R3 (A)	45,388	19,834
	(10,982,140)	(6,370,994)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.84		$14.72		$11.87	$12.05	$12.81

Investment operations:
Net investment income (loss) (A)	0.14		0.37		0.17	0.18	0.16
Net realized and unrealized gain (loss)	0.43		(3.12)		3.21	0.50	0.69
Total investment operations	0.57		(2.75)		3.38	0.68	0.85
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.38)		(0.15)	(0.23)	(0.21)
Net realized gains	(0.27)		(0.75)		(0.38)	(0.63)	(1.40)
Total dividends and/or distributions to shareholders	(0.39)		(1.13)		(0.53)	(0.86)	(1.61)

Net asset value, end of year	$11.02		$10.84		$14.72	$11.87	$12.05
Total return (D)	5.33%		(20.18	)%(C)	29.05%	5.75%	8.37%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,186,870		$1,256,097		$1,756,950	$1,423,975	$1,531,349
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.47%		0.46%	0.50%	0.51%
Including waiver and/or reimbursement and recapture	0.48	%(F)	0.47	%(F)	0.46%	0.50%	0.51%
Net investment income (loss) to average net assets	1.24%		3.05%		1.19%	1.59%	1.36%
Portfolio turnover rate	18%		35%		8%	28%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.98		$14.85		$11.96	$12.10	$12.72

Investment operations:
Net investment income (loss) (A)	0.05		0.31		0.09	0.11	0.08
Net realized and unrealized gain (loss)	0.44		(3.22)		3.21	0.48	0.70
Total investment operations	0.49		(2.91)		3.30	0.59	0.78
Contributions from affiliate	—		0.01	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		(0.22)		(0.03)	(0.10)	(0.00	)(C)
Net realized gains	(0.27)		(0.75)		(0.38)	(0.63)	(1.40)
Total dividends and/or distributions to shareholders	(0.28)		(0.97)		(0.41)	(0.73)	(1.40)

Net asset value, end of year	$11.19		$10.98		$14.85	$11.96	$12.10
Total return (D)	4.51%		(20.81	)%(B)	28.03%	4.97%	7.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$69,100		$94,276		$166,140	$245,806	$354,235
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.29%		1.27%		1.24%	1.27%	1.28%
Including waiver and/or reimbursement and recapture	1.29	%(F)	1.26%		1.24%	1.27%	1.28%
Net investment income (loss) to average net assets	0.45%		2.47%		0.66%	0.93%	0.68%
Portfolio turnover rate	18%		35%		8%	28%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.04%.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$10.85		$14.73		$11.87		$12.04		$12.80

Investment operations:
Net investment income (loss) (A)	0.18		0.42		0.21		0.22		0.19
Net realized and unrealized gain (loss)	0.43		(3.14)		3.21		0.50		0.68
Total investment operations	0.61		(2.72)		3.42		0.72		0.87
Contributions from affiliate	—		0.02	(B)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)		(0.43)		(0.18)		(0.26)		(0.23)
Net realized gains	(0.27)		(0.75)		(0.38)		(0.63)		(1.40)
Total dividends and/or distributions to shareholders	(0.42)		(1.18)		(0.56)		(0.89)		(1.63)

Net asset value, end of year	$11.04		$10.85		$14.73		$11.87		$12.04
Total return	5.69%		(19.78	)%(B)	29.42%		6.12%		8.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$47,351		$50,808		$73,488		$58,844		$72,827
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.24%		0.24%		0.23%		0.25%		0.26%
Including waiver and/or reimbursement and recapture	0.14	%(D)	0.14	%(D)(E)	0.14	%(E)	0.24	%(E)	0.26%
Net investment income (loss) to average net assets	1.57%		3.40%		1.52%		1.92%		1.65%
Portfolio turnover rate	18%		35%		8%		28%		3%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.16%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.82	$14.68	$11.84	$11.99	$12.73

Investment operations:
Net investment income (loss) (A)	0.11	0.34	0.14	0.14	0.13
Net realized and unrealized gain (loss)	0.43	(3.12)	3.19	0.51	0.68
Total investment operations	0.54	(2.78)	3.33	0.65	0.81
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.33)	(0.11)	(0.17)	(0.15)
Net realized gains	(0.27)	(0.75)	(0.38)	(0.63)	(1.40)
Total dividends and/or distributions to shareholders	(0.35)	(1.08)	(0.49)	(0.80)	(1.55)

Net asset value, end of year	$11.01	$10.82	$14.68	$11.84	$11.99
Total return	5.08%	(20.34)%	28.63%	5.51%	8.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,215	$1,236	$1,781	$1,979	$2,082
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.73%	0.73%	0.73%	0.77%	0.78%
Including waiver and/or reimbursement and recapture	0.73%	0.73%	0.73%	0.77%	0.78%
Net investment income (loss) to average net assets	0.97%	2.78%	1.00%	1.26%	1.12%
Portfolio turnover rate	18%	35%	8%	28%	3%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R3
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/year	$10.85	$12.38

Investment operations:
Net investment income (loss) (B)	0.15	0.07
Net realized and unrealized gain (loss)	0.44	(1.60)
Total investment operations	0.59	(1.53)
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	—
Net realized gains	(0.27)	—
Total dividends and/or distributions to shareholders	(0.40)	—

Net asset value, end of period/year	$11.04	$10.85
Total return	5.50%	(12.36	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$720	$215
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.54%	0.54	%(E)
Including waiver and/or reimbursement and recapture	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	1.36%	0.93	%(E)
Portfolio turnover rate	18%	35%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation—Moderate Growth Portfolio (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R3.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust and also invests in index-based exchange-traded Funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(2,765,077)	$—	$(457,366)	$—	$—	$(3,222,443)
Total	$(2,765,077)	$—	$(457,366)	$—	$—	$(3,222,443)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(5,843,734)	$—	$(92,413)	$—	$—	$(5,936,147)
Total	$(5,843,734)	$—	$(92,413)	$—	$—	$(5,936,147)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$710,928	$—	$719,928	$—	$—	$1,430,856
Total	$710,928	$—	$719,928	$—	$—	$1,430,856

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$93,956,662

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 1,566,307	0.12%

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
Prior to November 1, 2022
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2024. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.52%	March 1, 2024
Class C	1.32	March 1, 2024
Class I	0.29	March 1, 2024
Class R	0.78	March 1, 2024
Class R3	0.35	March 1, 2025
Prior to March 1, 2023
Class A	0.60
Class C	1.35
Class I	0.35
Class R	0.85

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R3 (A)	$—	$53	$1,115	$1,168

(A)	Class R3 commenced operations on March 1, 2022.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R3	0.25

(A)	12b-1 fees are not applicable for Class I.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$422,002	$1,876
Class C	—	7,932

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,352,934	$ 110,400

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 236,743,839	$ 291,803,597

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,260,169,568	$ 118,024,128	$ (73,590,044)	$ 44,434,084

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,770,922	$ 35,735,255	$ —	$ 52,865,081	$ 95,136,047	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 10,683,583	$ —	$ 21,803,006	$ —	$ —	$ —	$ 44,434,084

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Moderate Growth Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Moderate Growth Portfolio (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $9,727,087 of qualified dividend income.

For corporate shareholders, 38% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $35,735,255 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,664,401	$ 660,346

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation – Moderate Growth Portfolio (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its composite benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Growth Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT – CONTRACT RENEWAL (continued)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA MOD GROWTH PORT 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation – Moderate Portfolio

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

MARKET ENVIRONMENT

The dominant theme in the economy over the fiscal year ended October 31, 2023, was one of continued resilient growth, especially in the U.S., despite a backdrop of restrictive policy from central banks.

After a historically difficult year for multi-asset portfolios in 2022, 2023 through the fiscal year end proved to be a much more positive environment for risk assets. Despite fears over a European energy crisis, hawkish central banks, and a banking shock, equities performed well over the fiscal year. Widespread anticipation of broad-based economic weakness did not materialize, though global trends diverged, and the U.S. emerged as a relative outperformer in terms of economic growth. Much of the equity rally seen over the fiscal year was driven by strong returns in the technology sector, with the structural growth expectations of artificial intelligence (“AI”) acting as a tailwind. Outside of the U.S., economic growth in the Eurozone and China was relatively weaker with each region facing its own economic headwinds. Persistent inflation and weak manufacturing weighed on Europe in particular, as the European Central Bank’s higher rate trajectory seemed to have a bigger impact on economic activity relative to the U.S. China faced headwinds from a slower-than-expected post-pandemic reopening, continued stress within the real estate sector, and muted consumer spending.

Global equities posted strong performance over the fiscal year despite heightened uncertainty, with Japanese equities standing out as a relative outperformer. International developed markets outperformed emerging markets equities and U.S. equities.

Within U.S. equities, mega cap tech was the key driver of returns for most of the fiscal year. The S&P 500® Equal Weighted Index posted mostly flat returns over the fiscal year, further highlighting the influence mega cap tech names had on U.S. large cap outperformance. U.S. small cap equities posted negative returns over the same period, as they exhibited more sensitivity to higher interest rates.

Within bond markets, U.S. corporate bonds and short-term debt posted attractive returns relative to U.S. aggregate fixed income. Longer duration U.S. Treasuries posted negative returns as the 10-year yield rose during the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation – Moderate Portfolio (Class A) returned 3.78%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the MSCI World Index and the Transamerica Asset Allocation – Moderate Portfolio Blended Benchmark, returned 10.48% and 5.43%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset fund-of-funds that seeks capital appreciation and current income through its strategic allocation to both equity and fixed income asset classes.

Over the fiscal year ended October 31, 2023, the Transamerica Asset Allocation – Moderate Portfolio underperformed its blended secondary benchmark (consisting of 50% Bloomberg US Aggregate Bond Index, 50% MSCI World Index) driven by underlying fund selection decisions. The Fund underperformed its primary single-index benchmark of the MSCI World Index due to relative underperformance of fixed income allocations included in the Fund.

The Fund’s equity allocations overall returned positively, driven by U.S. growth equities and international equities, while fixed income was overall about flat as yields rose over the fiscal year. An allocation to 10-year treasury futures, used to express duration views, was particularly negative. Less interest rate sensitive areas of the market, such as short-term bonds and emerging markets debt, performed better.

We dynamically adjusted allocations over the fiscal year. Dynamic adjustments included slightly reducing the allocation to equities at times to favor fixed income exposures, which were put on to reduce risk taken and bring duration closer in-line to benchmark in an uncertain environment. Dynamic asset allocation overall detracted from performance versus the benchmark.

Security selection from underlying Transamerica-affiliated funds overall was not impactful to the Fund’s return. Fixed income funds such as Transamerica Core Bond, Transamerica Bond and Transamerica Inflation Opportunities performed positively versus their respective benchmarks and contributed to overall Fund performance. In contrast, security selection in underlying equity funds led to underperformance versus their underlying benchmarks and detracted from overall Fund performance.

Neill Nuttall

Alexandra Wilson–Elizondo

Co-Portfolio Managers

Goldman Sachs Asset Management, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(1.91)%	2.04%	3.06%	03/01/2002
Class A (NAV)	3.78%	3.21%	3.64%	03/01/2002
MSCI World Index (A)	10.48%	8.27%	7.53%
Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark (A) (B) (C)	5.43%	4.49%	4.92%
Class C (POP)	1.97%	2.43%	2.86%	11/11/2002
Class C (NAV)	2.97%	2.43%	2.86%	11/11/2002
Class I (NAV)	4.12%	3.56%	3.94%	11/30/2009
Class R (NAV)	3.47%	2.96%	3.39%	06/15/2006
Class R3 (NAV)	3.95%	N/A	(5.51)%	03/01/2022

(A) The MSCI World Index captures large and mid-cap representation across developed markets countries.

(B) The Transamerica Asset Allocation - Moderate Portfolio Blended Benchmark is composed of the following benchmarks: 50% Bloomberg US Aggregate Bond Index and 50% MSCI World Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge (1% in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I, R and R3 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation and diversification do not assure or guarantee better performance, cannot eliminate the risk of investment losses, and do not protect against an overall declining market. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the Fund is subject to the risks associated with the underlying funds, including fixed income investing. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. Investments in small-and medium-sized companies present additional risks, such as increased volatility, because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies. Investing internationally, globally, or in emerging markets exposes investors to additional risks and expenses such as changes in currency rates, foreign taxation, differences in auditing and other financial standards not associated with investing domestically.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$960.60	$2.35	$1,022.80	$2.40	0.47%
Class C	1,000.00	956.60	6.33	1,018.80	6.46	1.27
Class I	1,000.00	961.50	0.75	1,024.40	0.77	0.15
Class R	1,000.00	958.50	3.59	1,021.60	3.67	0.72
Class R3	1,000.00	961.60	1.75	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using each Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	41.0%
U.S. Equity Funds	34.4
International Equity Funds	15.4
International Fixed Income Funds	7.0
Repurchase Agreement	1.1
U.S. Mixed Allocation Fund	1.1
International Alternative Fund	0.0	*
Net Other Assets (Liabilities)^	(0.0	)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 0.2%
U.S. Equity Funds - 0.2%
Alerian MLP ETF	24,636	$1,033,727
Vanguard S&P 500 ETF	1,930	741,448

Total Exchange-Traded Funds (Cost $1,610,885)		1,775,175

INVESTMENT COMPANIES - 98.7%
International Alternative Fund - 0.0% (A)
Transamerica Global Allocation Liquidating Trust (B) (C) (D) (E)	3,627	4,509

International Equity Funds - 15.4%
Transamerica Emerging Markets Opportunities (B)	2,375,791	16,654,294
Transamerica International Equity (B)	3,488,108	63,623,098
	1,779,047	13,716,450
Transamerica International Small Cap Value (B)	641,219	8,066,537
Transamerica International Stock (B)	2,379,307	23,793,074

		125,853,453

International Fixed Income Funds - 7.0%
Transamerica Emerging Markets Debt (B)	2,465,080	20,879,231
Transamerica Inflation Opportunities (B)	3,944,205	36,207,801

		57,087,032

U.S. Equity Funds - 34.2%
Transamerica Capital Growth (B) (C)	576,078	3,393,099
Transamerica Large Cap Value (B)	7,413,638	89,334,339
Transamerica Mid Cap Growth (B) (C)	1,435,410	10,679,450
Transamerica Mid Cap Value Opportunities (B)	809,387	8,288,125
Transamerica Small Cap Growth (B)	770,879	4,532,770
Transamerica Small Cap Value (B)	812,088	3,873,659

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Sustainable Equity Income (B)	4,180,322	$ 27,673,733
Transamerica US Growth (B)	5,407,194	131,070,383

		278,845,558

U.S. Fixed Income Funds - 41.0%
Transamerica Bond (B)	12,364,249	93,597,363
Transamerica Core Bond (B)	24,203,159	196,045,587
Transamerica High Yield Bond (B)	34,473	261,993
Transamerica Short-Term Bond (B)	4,653,373	44,300,108

		334,205,051

U.S. Mixed Allocation Fund - 1.1%
Transamerica Energy Infrastructure (B)	1,342,323	8,631,140

Total Investment Companies (Cost $793,818,462)		804,626,743

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $9,378,690 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $9,565,647.	$ 9,378,039	9,378,039

Total Repurchase Agreement (Cost $9,378,039)		9,378,039

Total Investments (Cost $804,807,386)		815,779,957
Net Other Assets (Liabilities) - (0.0)% (A)		(338,966)

Net Assets - 100.0%		$815,440,991

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
10-Year U.S. Treasury Notes	461	12/19/2023	$50,658,541	$48,945,234	$—	$(1,713,307)
S&P 500® E-Mini Index	30	12/15/2023	6,584,519	6,318,375	—	(266,144)

Total Futures Contracts					$—	$(1,979,451)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$1,775,175	$—	$—	$1,775,175
Investment Companies	804,622,234	—	—	804,622,234
Repurchase Agreement	—	9,378,039	—	9,378,039

Total	$806,397,409	$9,378,039	$—	$815,775,448

Investment Companies Measured at Net Asset Value (E)				4,509

Total Investments				$815,779,957

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
LIABILITIES
Other Financial Instruments
Futures Contracts (H)	$(1,979,451)	$—	$—	$(1,979,451)

Total Other Financial Instruments	$(1,979,451)	$—	$—	$(1,979,451)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Percentage rounds to less than 0.1% or (0.1)%.
(B)	Affiliated investment in the Class I2 shares of funds within Transamerica Funds, and a liquidating trust of a former Transamerica Fund. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$51,061,754	$57,649,298	$(10,800,000)	$(1,312,453)	$(3,001,236)	$93,597,363	12,364,249	$3,649,297	$—
Transamerica Capital Growth	3,502,554	—	—	—	(109,455)	3,393,099	576,078	—	—
Transamerica Core Bond	205,575,966	20,362,786	(25,500,000)	(1,331,337)	(5,724,502)	196,045,587	24,203,159	6,262,785	—
Transamerica Emerging Markets Debt	—	24,225,894	(2,500,000)	(109,658)	(737,005)	20,879,231	2,465,080	1,125,894	—
Transamerica Emerging Markets Opportunities	8,457,284	8,671,914	—	—	(474,904)	16,654,294	2,375,791	271,914	—
Transamerica Energy Infrastructure	9,940,403	416,644	(1,339,357)	(45,070)	(341,480)	8,631,140	1,342,323	302,109	—
Transamerica Global Allocation Liquidating Trust	9,793	—	—	—	(5,284)	4,509	3,627	—	—
Transamerica High Yield Bond	252,282	15,367	—	—	(5,656)	261,993	34,473	15,367	—
Transamerica Inflation Opportunities	33,896,179	7,659,639	(3,999,999)	(116,408)	(1,231,610)	36,207,801	3,944,205	1,211,958	647,681
Transamerica International Equity	76,129,037	2,387,673	(25,500,000)	2,431,356	8,175,032	63,623,098	3,488,108	887,674	—
Transamerica International Focus	15,261,092	9,271,661	(12,500,000)	1,998,378	(314,681)	13,716,450	1,779,047	271,661	—
Transamerica International Small Cap Value	9,337,983	374,099	(3,000,000)	487,466	866,989	8,066,537	641,219	82,701	291,398
Transamerica International Stock	25,581,106	750,535	(6,300,001)	215,223	3,546,211	23,793,074	2,379,307	750,535	—
Transamerica Large Cap Value	101,916,768	10,547,166	(17,300,000)	61,828	(5,891,423)	89,334,339	7,413,638	1,362,653	5,384,513
Transamerica Mid Cap Growth	11,286,322	—	(1,500,000)	(395,987)	1,289,115	10,679,450	1,435,410	—	—
Transamerica Mid Cap Value	13,837,252	2,918,846	(14,220,907)	543,299	(3,078,490)	—	—	146,783	2,772,063
Transamerica Mid Cap Value Opportunities	10,881	8,800,721	—	—	(523,477)	8,288,125	809,387	126	595
Transamerica Short-Term Bond	104,446,876	2,271,324	(63,500,000)	(688,141)	1,770,049	44,300,108	4,653,373	2,266,200	—
Transamerica Small Cap Growth	4,596,398	177,860	—	—	(241,488)	4,532,770	770,879	—	177,861
Transamerica Small Cap Value	7,680,909	1,334,271	(3,200,000)	(2,507,465)	565,944	3,873,659	812,088	173,166	1,161,105
Transamerica Sustainable Equity Income	35,217,874	525,881	(7,200,000)	(1,260,775)	390,753	27,673,733	4,180,322	573,553	—
Transamerica US Growth	99,613,099	27,864,383	(11,500,000)	(1,235,420)	16,328,321	131,070,383	5,407,194	—	4,064,383

Total	$817,611,812	$186,225,962	$(209,860,264)	$(602,490)	$11,251,723	$804,626,743	81,078,957	$19,354,376	$14,499,599

(C)	Non-income producing securities.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(D)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Investment Companies	Transamerica Global Allocation Liquidating Trust	07/31/2014	$37,318	$4,509	0.0	%(A)

(E)	Certain investments are measured at fair value using the net asset value per share, or its equivalent, practical expedient and have not been classified in the fair value levels. The fair value amount presented is intended to permit reconciliation to the Total Investments amount presented within the Schedule of Investments.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $793,818,462)	$804,626,743
Unaffiliated investments, at value (cost $1,610,885)	1,775,175
Repurchase agreement, at value (cost $9,378,039)	9,378,039
Cash collateral pledged at broker for:
Futures contracts	1,383,800
Receivables and other assets:
Shares of beneficial interest sold	43,329
Dividends from affiliated investments	1,338,479
Interest	651
Variation margin receivable on futures contracts	18,152
Total assets	818,564,368

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	1,338,479
Shares of beneficial interest redeemed	1,374,441
Investment management fees	73,404
Distribution and service fees	204,745
Transfer agent fees	66,093
Trustee and CCO fees	235
Audit and tax fees	30,089
Custody fees	2,287
Legal fees	10,093
Printing and shareholder reports fees	13,720
Registration fees	842
Other accrued expenses	8,949
Total liabilities	3,123,377
Net assets	$815,440,991

Net assets consist of:
Paid-in capital	$796,863,318
Total distributable earnings (accumulated losses)	18,577,673
Net assets	$815,440,991

Net assets by class:
Class A	$745,159,007
Class C	41,482,187
Class I	26,556,131
Class R	1,758,624
Class R3	485,042
Shares outstanding (unlimited shares, no par value):
Class A	72,824,912
Class C	4,004,032
Class I	2,590,546
Class R	172,855
Class R3	47,292
Net asset value per share: (A)
Class A	$10.23
Class C	10.36
Class I	10.25
Class R	10.17
Class R3	10.26
Maximum offering price per share: (B)
Class A	$10.83

(A)	Net asset value per share for Class C, I, R and R3 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$19,354,376
Dividend income from unaffiliated investments	195,317
Interest income from unaffiliated investments	569,940
Total investment income	20,119,633

Expenses:
Investment management fees	940,052
Distribution and service fees:
Class A	2,044,337
Class C	528,036
Class R	10,794
Class R3	626
Transfer agent fees:
Class A	688,703
Class C	73,858
Class I	32,392
Class R	1,607
Class R3	394
Trustee and CCO fees	35,050
Audit and tax fees	45,127
Custody fees	15,181
Legal fees	57,506
Printing and shareholder reports fees	58,232
Registration fees	84,060
Other	43,815
Total expenses before waiver and/or reimbursement and recapture	4,659,770
Expenses waived and/or reimbursed:
Class A	(3,531)
Class C	(1,357)
Class I	(29,401)
Class R3	(510)
Recapture of previously waived and/or reimbursed fees:
Class R3	18
Net expenses	4,624,989

Net investment income (loss)	15,494,644

Net realized gain (loss) on:
Affiliated investments	(602,490)
Unaffiliated investments	(48,923)
Capital gain distributions received from affiliated investment companies	14,499,599
Futures contracts	(3,720,842)
Net realized gain (loss)	10,127,344

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	11,251,723
Unaffiliated investments	44,712
Futures contracts	880,535
Net change in unrealized appreciation (depreciation)	12,176,970
Net realized and change in unrealized gain (loss)	22,304,314
Net increase (decrease) in net assets resulting from operations	$37,798,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$15,494,644	$30,798,169
Net realized gain (loss)	10,127,344	8,016,312
Net change in unrealized appreciation (depreciation)	12,176,970	(266,205,584)
Net increase (decrease) in net assets resulting from operations	37,798,958	(227,391,103)

Dividends and/or distributions to shareholders:
Class A	(12,576,802)	(84,090,590)
Class C	(277,930)	(6,449,318)
Class I	(561,416)	(3,734,520)
Class R	(33,394)	(220,092)
Class R3 (A)	(1,498)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(13,451,040)	(94,494,520)

Capital share transactions:
Proceeds from shares sold:
Class A	15,541,322	27,556,162
Class C	3,157,014	5,749,500
Class I	6,114,305	9,544,917
Class R	265,245	312,030
Class R3 (A)	615,479	93,442
	25,693,365	43,256,051
Dividends and/or distributions reinvested:
Class A	11,987,533	79,924,564
Class C	277,280	6,441,654
Class I	542,566	3,618,322
Class R	32,760	215,615
Class R3 (A)	1,498	—
	12,841,637	90,200,155
Cost of shares redeemed:
Class A	(138,066,784)	(190,744,082)
Class C	(10,466,461)	(15,451,810)
Class I	(14,443,612)	(14,754,827)
Class R	(1,115,547)	(224,644)
Class R3 (A)	(191,484)	(18,153)
	(164,283,888)	(221,193,516)
Automatic conversions:
Class A	13,390,780	17,917,106
Class C	(13,390,780)	(17,917,106)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(125,748,886)	(87,737,310)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	26,215	(B)
Class C	—	24,379	(B)
Class R	—	271	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	80,228	(C)
	—	131,093
Net increase (decrease) in net assets	(101,400,968)	(409,491,840)

Net assets:
Beginning of year	916,841,959	1,326,333,799
End of year	$815,440,991	$916,841,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,476,640	2,401,450
Class C	296,539	496,750
Class I	578,500	838,675
Class R	25,331	28,343
Class R3 (A)	58,062	8,877
	2,435,072	3,774,095
Shares reinvested:
Class A	1,181,039	6,529,785
Class C	26,816	517,818
Class I	53,508	297,381
Class R	3,240	17,673
Class R3 (A)	147	—
	1,264,750	7,362,657
Shares redeemed:
Class A	(13,111,266)	(16,526,031)
Class C	(981,273)	(1,367,532)
Class I	(1,375,563)	(1,336,950)
Class R	(106,743)	(20,838)
Class R3 (A)	(17,991)	(1,803)
	(15,592,836)	(19,253,154)
Automatic conversions:
Class A	1,264,779	1,598,199
Class C	(1,246,352)	(1,579,306)
	18,427	18,893
Net increase (decrease) in shares outstanding:
Class A	(9,188,808)	(5,996,597)
Class C	(1,904,270)	(1,932,270)
Class I	(743,555)	(200,894)
Class R	(78,172)	25,178
Class R3 (A)	40,218	7,074
	(11,874,587)	(8,097,509)

(A)	Class R3 commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.01		$13.31		$11.48	$11.46	$11.64

Investment operations:
Net investment income (loss) (A)	0.18		0.32		0.22	0.19	0.18
Net realized and unrealized gain (loss)	0.20		(2.62)		2.11	0.47	0.69
Total investment operations	0.38		(2.30)		2.33	0.66	0.87
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.32)		(0.20)	(0.25)	(0.23)
Net realized gains	—		(0.68)		(0.30)	(0.39)	(0.82)
Total dividends and/or distributions to shareholders	(0.16)		(1.00)		(0.50)	(0.64)	(1.05)

Net asset value, end of year	$10.23		$10.01		$13.31	$11.48	$11.46
Total return (D)	3.78%		(18.65	)%(C)	20.68%	5.93%	8.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$745,159		$821,113		$1,171,334	$1,004,834	$1,066,485
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.48%		0.47%		0.44%	0.49%	0.49%
Including waiver and/or reimbursement and recapture	0.48	%(F)	0.47	%(F)	0.44%	0.49%	0.49%
Net investment income (loss) to average net assets	1.75%		2.86%		1.76%	1.72%	1.64%
Portfolio turnover rate	18%		43%		8%	24%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.11		$13.38		$11.52	$11.47	$11.55

Investment operations:
Net investment income (loss) (A)	0.10		0.25		0.17	0.12	0.10
Net realized and unrealized gain (loss)	0.20		(2.66)		2.07	0.45	0.70
Total investment operations	0.30		(2.41)		2.24	0.57	0.80
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)		(0.18)		(0.08)	(0.13)	(0.06)
Net realized gains	—		(0.68)		(0.30)	(0.39)	(0.82)
Total dividends and/or distributions to shareholders	(0.05)		(0.86)		(0.38)	(0.52)	(0.88)

Net asset value, end of year	$10.36		$10.11		$13.38	$11.52	$11.47
Total return (D)	2.97%		(19.23	)%(C)	19.75%	5.06%	7.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$41,482		$59,744		$104,930	$176,866	$266,489
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.28%		1.26%		1.23%	1.27%	1.26%
Including waiver and/or reimbursement and recapture	1.28	%(F)	1.25%		1.23%	1.27%	1.26%
Net investment income (loss) to average net assets	0.95%		2.20%		1.30%	1.07%	0.93%
Portfolio turnover rate	18%		43%		8%	24%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$10.02		$13.32		$11.48		$11.46		$11.63

Investment operations:
Net investment income (loss) (A)	0.22		0.35		0.27		0.22		0.20
Net realized and unrealized gain (loss)	0.19		(2.61)		2.10		0.47		0.70
Total investment operations	0.41		(2.26)		2.37		0.69		0.90
Contributions from affiliate	—		0.02	(B)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.38)		(0.23)		(0.28)		(0.25)
Net realized gains	—		(0.68)		(0.30)		(0.39)		(0.82)
Total dividends and/or distributions to shareholders	(0.18)		(1.06)		(0.53)		(0.67)		(1.07)

Net asset value, end of year	$10.25		$10.02		$13.32		$11.48		$11.46
Total return	4.12%		(18.24	)%(B)	21.03%		6.19%		8.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$26,556		$33,414		$47,079		$42,338		$49,587
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.25%		0.24%		0.22%		0.26%		0.26%
Including waiver and/or reimbursement and recapture	0.15	%(D)	0.15	%(D)(E)	0.13	%(E)	0.25	%(E)	0.26%
Net investment income (loss) to average net assets	2.08%		3.15%		2.09%		2.00%		1.84%
Portfolio turnover rate	18%		43%		8%		24%		4%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.15%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.96	$13.24		$11.42	$11.39	$11.57

Investment operations:
Net investment income (loss) (A)	0.17	0.28		0.17	0.16	0.17
Net realized and unrealized gain (loss)	0.17	(2.59)		2.11	0.47	0.66
Total investment operations	0.34	(2.31)		2.28	0.63	0.83
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.29)		(0.16)	(0.21)	(0.19)
Net realized gains	—	(0.68)		(0.30)	(0.39)	(0.82)
Total dividends and/or distributions to shareholders	(0.13)	(0.97)		(0.46)	(0.60)	(1.01)

Net asset value, end of year	$10.17	$9.96		$13.24	$11.42	$11.39
Total return	3.47%	(18.78	)%(C)	20.34%	5.72%	8.21%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,759	$2,500		$2,991	$3,031	$3,058
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%		0.70%	0.73%	0.74%
Including waiver and/or reimbursement and recapture	0.72%	0.71	%(E)	0.70%	0.73%	0.74%
Net investment income (loss) to average net assets	1.58%	2.53%		1.36%	1.46%	1.54%
Portfolio turnover rate	18%	43%		8%	24%	4%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R3
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/year	$10.02	$11.45

Investment operations:
Net investment income (loss) (B)	0.19	0.09
Net realized and unrealized gain (loss)	0.20	(1.52)
Total investment operations	0.39	(1.43)
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	—

Net asset value, end of period/year	$10.26	$10.02
Total return	3.95%	(12.49	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$485	$71
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.55%	0.55	%(E)
Including waiver and/or reimbursement and recapture	0.35%	0.35	%(E)
Net investment income (loss) to average net assets	1.80%	1.33	%(E)
Portfolio turnover rate	18%	43%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation – Moderate Portfolio (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R3.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust and also invests in index-based exchange-traded Funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,713,307)	$—	$(266,144)	$—	$—	$(1,979,451)
Total	$(1,713,307)	$—	$(266,144)	$—	$—	$(1,979,451)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(3,572,011)	$—	$(148,831)	$—	$—	$(3,720,842)
Total	$(3,572,011)	$—	$(148,831)	$—	$—	$(3,720,842)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$243,374	$—	$637,161	$—	$—	$880,535
Total	$243,374	$—	$637,161	$—	$—	$880,535

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$59,234,662

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 1,223,161	0.15%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective November 1, 2022
First $1 billion	0.1040%
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion up to $9 billion	0.0800
Over $9 billion	0.0725
Prior to November 1, 2022
First $1 billion	0.1040
Over $1 billion up to $3 billion	0.0975
Over $3 billion up to $5 billion	0.0925
Over $5 billion up to $7 billion	0.0850
Over $7 billion	0.0800

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2024. These amounts are not subject to recapture by TAM.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.52%	March 1, 2024
Class C	1.31	March 1, 2024
Class I	0.29	March 1, 2024
Class R	0.76	March 1, 2024
Class R3	0.35	March 1, 2025
Prior to March 1, 2023
Class A	0.60
Class C	1.35
Class I	0.35
Class R	0.85

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R3 (A)	$—	$16	$504	$520

(A)	Class R3 commenced operations on March 1, 2022.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R3	0.25

(A)	12b-1 fees are not applicable for Class I.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A, Class C and Class R certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$220,719	$892
Class C	—	2,741

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 776,895	$ 63,050

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 154,377,794	$ 226,653,953

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, mark-to-market on futures contracts and liquidating trust basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 820,170,524	$ 53,661,769	$ (58,052,336)	$ (4,390,567)

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 12,266,190	$ 1,184,850	$ —	$ 32,214,799	$ 62,279,721	$ —

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 11,508,898	$ —	$ 11,459,342	$ —	$ —	$ —	$ (4,390,567)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation – Moderate Portfolio

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation – Moderate Portfolio (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $4,286,988 of qualified dividend income.

For corporate shareholders, 18% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $1,184,850 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 2,095,060	$ 307,866

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation – Moderate Portfolio (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Goldman Sachs Asset Management, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 3-year period and below the median for the past 1-, 5- and 10-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 3-year period and below its composite benchmark for the past 1-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on August 28, 2020 pursuant to its current investment strategies and benchmarks. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation – Moderate Portfolio

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA MOD PORT 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation Intermediate Horizon

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023, can be characterized as one of declining but still high inflation, rising interest rates and a resilient economy. The period began with equity markets just beginning to recover from the interest rate induced sell off of 2022. The U.S. Federal Reserve (“Fed”), which had been aggressively raising policy rates in 2022 in an effort to cool inflation, continued its aggressive campaign in the fourth quarter of 2022, increasing rates two more times by a total of 125 basis points before year end 2022.

Despite the rapid rate hikes, corporate earnings, employment and consumer spending continued to hold up, and equities were able to rally into the beginning of 2023. Fixed income markets were more challenged, however, as rising interest rates at both the short and long ends of the yield curve continued to pressure bond prices.

The rally was briefly interrupted in the first quarter due to strains of rising interest rates being felt in the regional banking industry when weakening balance sheets combined with depositor flight. These strains caused a handful of regional banks to fail before the Fed and FDIC stepped in to offer term lending facilities aimed at shoring up the industry. The crisis only lasted about a month before markets were again rallying during the second quarter.

After hiking rates four times in 2023, the Fed finally paused its tightening campaign in July 2023 on evidence that inflation was declining and the economy was showing initial signs of slowing. The pause did not come with a change in tone from policymakers, however, as the Fed continued to stress that inflation remained higher than target and more rate increases may be needed in the future should inflation stay higher than anticipated for longer. Stocks declined in the final months of the fiscal year but gained in the period overall while bonds declined throughout most of the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation Intermediate Horizon (Class R4) returned 2.58%. By comparison, its primary, secondary, and additional benchmarks, the S&P 500® Index, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Intermediate Horizon Blended Benchmark, returned 10.14%, 0.36% and 5.58%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Intermediate Horizon invests approximately 50% in equity funds and 50% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Equities outperformed fixed income during the period, driven primarily by large and mid-cap growth equities. The Fund’s best-performing holding, with a 12% target weight, was Transamerica International Equity which returned 13.27%. The Fund’s top performing fixed income fund (excluding the money market fund), with a target weight of 11.8%, was Transamerica Inflation Protected Securities, which merged into Transamerica Inflation Opportunities towards the end of the fiscal year. Transamerica Government Money Market enjoyed its best fiscal year since inception, as short-term interest rates stayed elevated during the period.

The Fund’s weakest holding in the period was Transamerica Small Cap Value, which returned -13.12% and had a target weight of 3%. In contrast to growth stocks which held up relatively well by comparison, smaller cap value stocks underperformed by a wide margin in the period as rising interest rates lead to underperformance within interest rate sensitive financial services, real estate and utilities sectors, which comprise a meaningful portion of the value space.

The weakest underlying fixed income fund was Transamerica Core Bond, which returned 0.74% as interest rates rose and stayed elevated. Transamerica Core Bond carried a target weight of 24% and outperformed its benchmark’s (Bloomberg U.S. Aggregate Bond Index) 0.36% return during the period.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	2.31%	3.76%	3.55%	05/19/2017
Class R4 (NAV)	2.58%	4.02%	4.23%	09/11/2000
S&P 500® Index (A)	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index (B)	0.36%	(0.06)%	0.88%
Transamerica Asset Allocation Intermediate Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I)	5.58%	5.30%	5.32%
(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(C) The Transamerica Asset Allocation Intermediate Horizon Blended Benchmark is composed of the following benchmarks: 38% Russell 3000® Index, 24% Bloomberg US Aggregate Bond Index, 12% MSCI World Index ex-US, 10% Bloomberg US Treasury Inflation Protected Securities Index, 8% ICE BofAML 1-3 Year Treasury Bill Index, 6% ICE BofAML High Yield Master II Index and 2% ICE BofAML 3-Month Treasury Bill Index.

(D) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(E) The MSCI World Index ex-US captures large and mid-cap representation across developed markets countries, excluding the U.S.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(I) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$963.90	$3.00	$1,022.20	$3.06	0.60%
Class R4	1,000.00	965.20	1.75	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	38.2%
U.S. Fixed Income Funds	37.6
International Equity Fund	12.7
International Fixed Income Fund	11.5
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 12.7%
Transamerica International Equity (A)	1,509,265	$27,725,189

International Fixed Income Fund - 11.5%
Transamerica Inflation Opportunities (A)	2,730,779	25,068,555

Money Market Fund - 0.1%
Transamerica Government Money Market 5.20% (A) (B)	230,037	230,037

U.S. Equity Funds - 38.2%
Transamerica Large Growth (A)	2,998,300	28,633,768
Transamerica Large Value Opportunities (A)	3,374,621	29,527,935
Transamerica Mid Cap Growth (A) (C)	908,785	6,752,274
Transamerica Mid Cap Value Opportunities (A)	627,290	6,461,087
Transamerica Small Cap Growth (A)	1,081,153	6,357,182
Transamerica Small Cap Value (A)	1,257,096	6,021,491

		83,753,737

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 37.6%
Transamerica Core Bond (A)	6,207,721	$50,344,621
Transamerica High Yield Bond (A)	1,790,847	13,610,435
Transamerica Short-Term Bond (A)	1,928,713	18,361,349

		82,316,405

Total Investment Companies (Cost $247,986,192)		219,093,923

Total Investments (Cost $247,986,192)		219,093,923
Net Other Assets (Liabilities) - (0.1)%		(117,024)

Net Assets - 100.0%		$218,976,899

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$219,093,923	$—	$—	$219,093,923

Total Investments	$219,093,923	$—	$—	$219,093,923

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of funds within Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	Non-income producing security.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $247,986,192)	$219,093,923
Receivables and other assets:
Affiliated investments sold	20,543
Dividends from affiliated investments	344,430
Total assets	219,458,896

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	344,533
Shares of beneficial interest redeemed	20,441
Investment management fees	19,640
Distribution and service fees	97,353
Transfer agent fees	30
Total liabilities	481,997
Net assets	$218,976,899

Net assets consist of:
Paid-in capital	$259,134,971
Total distributable earnings (accumulated losses)	(40,158,072)
Net assets	$218,976,899

Net assets by class:
Class R	$214,541,071
Class R4	4,435,828
Shares outstanding (unlimited shares, no par value):
Class R	26,064,050
Class R4	538,919
Net asset value per share: (A)
Class R	$8.23
Class R4	8.23
Maximum offering price per share:

(A)	Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$6,194,110
Total investment income	6,194,110

Expenses:
Investment management fees	287,007
Distribution and service fees:
Class R	1,168,572
Class R4	13,647
Transfer agent fees:
Class R4	410
Total expenses before waiver and/or reimbursement and recapture	1,469,636
Expenses waived and/or reimbursed:
Class R	(46,745)
Class R4	(1,499)
Net expenses	1,421,392

Net investment income (loss)	4,772,718

Net realized gain (loss) on:
Affiliated investments	(5,995,789)
Capital gain distributions received from affiliated investment companies	4,298,370
Net realized gain (loss)	(1,697,419)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,238,777
Net realized and change in unrealized gain (loss)	1,541,358
Net increase (decrease) in net assets resulting from operations	$6,314,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,772,718	$15,221,459
Net realized gain (loss)	(1,697,419)	18,218,049
Net change in unrealized appreciation (depreciation)	3,238,777	(91,415,090)
Net increase (decrease) in net assets resulting from operations	6,314,076	(57,975,582)

Dividends and/or distributions to shareholders:
Class R	(22,005,845)	(29,375,653)
Class R4	(537,752)	(965,924)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(22,543,597)	(30,341,577)

Capital share transactions:
Proceeds from shares sold:
Class R	211,232	683,547
Class R4	204,789	351,883
	416,021	1,035,430
Dividends and/or distributions reinvested:
Class R	22,005,845	29,375,653
Class R4	537,752	965,924
	22,543,597	30,341,577
Cost of shares redeemed:
Class R	(25,545,152)	(38,645,156)
Class R4	(1,732,454)	(3,171,633)
	(27,277,606)	(41,816,789)
Net increase (decrease) in net assets resulting from capital share transactions	(4,317,988)	(10,439,782)
Net increase (decrease) in net assets	(20,547,509)	(98,756,941)

Net assets:
Beginning of year	239,524,408	338,281,349
End of year	$218,976,899	$239,524,408

Capital share transactions - shares:
Shares issued:
Class R	24,588	66,281
Class R4	23,642	34,796
	48,230	101,077
Shares reinvested:
Class R	2,646,255	2,726,199
Class R4	64,694	89,663
	2,710,949	2,815,862
Shares redeemed:
Class R	(2,954,719)	(3,839,719)
Class R4	(198,709)	(339,891)
	(3,153,428)	(4,179,610)
Net increase (decrease) in shares outstanding:
Class R	(283,876)	(1,047,239)
Class R4	(110,373)	(215,432)
	(394,249)	(1,262,671)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.87	$11.97	$10.66	$10.57	$10.22

Investment operations:
Net investment income (loss) (A)	0.17	0.53	0.28	0.16	0.24
Net realized and unrealized gain (loss)	0.03	(2.54)	1.98	0.58	0.69
Total investment operations	0.20	(2.01)	2.26	0.74	0.93

Dividends and/or distributions to shareholders:
Net investment income	(0.17)	(0.54)	(0.28)	(0.16)	(0.24)
Net realized gains	(0.67)	(0.55)	(0.67)	(0.49)	(0.34)
Total dividends and/or distributions to shareholders	(0.84)	(1.09)	(0.95)	(0.65)	(0.58)

Net asset value, end of year	$8.23	$8.87	$11.97	$10.66	$10.57
Total return	2.31%	(18.29)%	22.01%	7.33%	9.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$214,541	$233,763	$327,930	$300,319	$332,117
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	1.99%	5.34%	2.38%	1.53%	2.35%
Portfolio turnover rate	25%	33%	32%	48%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.87	$11.97	$10.66	$10.57	$10.22

Investment operations:
Net investment income (loss) (A)	0.19	0.56	0.30	0.18	0.26
Net realized and unrealized gain (loss)	0.03	(2.55)	1.99	0.59	0.69
Total investment operations	0.22	(1.99)	2.29	0.77	0.95

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.56)	(0.31)	(0.19)	(0.26)
Net realized gains	(0.67)	(0.55)	(0.67)	(0.49)	(0.34)
Total dividends and/or distributions to shareholders	(0.86)	(1.11)	(0.98)	(0.68)	(0.60)

Net asset value, end of year	$8.23	$8.87	$11.97	$10.66	$10.57
Total return	2.58%	(18.09)%	22.33%	7.61%	10.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,436	$5,761	$10,351	$8,807	$9,321
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	2.24%	5.59%	2.58%	1.75%	2.60%
Portfolio turnover rate	25%	33%	32%	48%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation Intermediate Horizon (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers two classes of shares, Class R and Class R4.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for the day-to-day management of the Fund. TAM may, in the future, hire one or more sub-advisers to furnish day-to-day investment advice and recommendations with respect to the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 218,976,899	100.00%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM at an annual rate of 0.12% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.60%	March 1, 2024
Class R4	0.35	March 1, 2024

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R	$65,585	$55,199	$46,745	$167,529
Class R4	2,814	2,422	1,499	6,735

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 410	$ 30

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 60,356,124	$ 88,641,266

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 256,920,749	$ 1,674,584	$ (39,501,410)	$ (37,826,826)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 2,729,696

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 4,619,607	$ 17,923,990	$ —	$ 15,017,632	$ 15,323,945	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 398,450	$ —	$ —	$ (2,729,696)	$ —	$ —	$ (37,826,826)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. NEW ACCOUNTING PRONOUNCEMENT (continued)

The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and its impact on the Funds’ financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation Intermediate Horizon

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation Intermediate Horizon (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $1,130,977 of qualified dividend income.

For corporate shareholders, 18% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $17,923,990 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 339,122	$ 54,618

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation Intermediate Horizon (the “Fund”).

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Management Agreement. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record.

Management Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Intermediate Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Fund

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA INTER HRZN 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation Long Horizon

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation Long Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023, can be characterized as one of declining but still high inflation, rising interest rates and a resilient economy. The period began with equity markets just beginning to recover from the interest rate induced sell off of 2022. The U.S. Federal Reserve (“Fed”), which had been aggressively raising policy rates in 2022 in an effort to cool inflation, continued its aggressive campaign in the fourth quarter of 2022, increasing rates two more times by a total of 125 basis points before year end 2022.

Despite the rapid rate hikes, corporate earnings, employment and consumer spending continued to hold up, and equities were able to rally into the beginning of 2023. Fixed income markets were more challenged, however, as rising interest rates at both the short and long ends of the yield curve continued to pressure bond prices.

The rally was briefly interrupted in the first quarter due to strains of rising interest rates being felt in the regional banking industry when weakening balance sheets combined with depositor flight. These strains caused a handful of regional banks to fail before the Fed and FDIC stepped in to offer term lending facilities aimed at shoring up the industry. The crisis only lasted about a month before markets were again rallying during the second quarter.

After hiking rates four times in 2023, the Fed finally paused its tightening campaign in July 2023 on evidence that inflation was declining, and the economy was showing initial signs of slowing. The pause did not come with a change in tone from policymakers, however, as the Fed continued to stress that inflation remained higher than target and more rate increases may be needed in the future should inflation stay higher than anticipated for longer. Stocks declined in the final months of the fiscal year but gained in the period overall while bonds declined throughout most of the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation Long Horizon (Class R4) returned 3.65%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica Asset Allocation Long Horizon Blended Benchmark, returned 10.14% and 9.02%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Long Horizon invests approximately 90% in equity funds and 10% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Equities outperformed fixed income during the period, driven primarily by large and mid-cap growth equities. The Fund’s best-performing holding, with a 24% target weight, was Transamerica International Equity which returned 13.27%. The top performing fixed income fund (excluding the money market fund), with a target weight of 3.3%, was Transamerica Inflation Protected Securities, which merged into Transamerica Inflation Opportunities towards the end of the fiscal year. Transamerica Government Money Market enjoyed its best fiscal year since inception, as short-term interest rates stayed elevated during the period.

The Fund’s weakest holding in the period was Transamerica Small Cap Value, which returned -13.12% and had a target weight of 6%. In contrast to growth stocks which held up relatively well by comparison, smaller cap value stocks underperformed by a wide margin in the period as rising interest rates lead to underperformance within interest rate sensitive financial services, real estate and utilities sectors, which comprise a meaningful portion of the value space.

The weakest underlying fixed income fund was Transamerica Core Bond, which returned 0.74% as interest rates rose and stayed elevated. Transamerica Core Bond carried a target weight of 4% and outperformed its benchmark’s (Bloomberg U.S. Aggregate Bond Index) 0.36% return during the period.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	3.38%	5.65%	5.51%	05/19/2017
Class R4 (NAV)	3.65%	5.94%	6.13%	09/11/2000
S&P 500® Index (A)	10.14%	11.01%	11.18%
Transamerica Asset Allocation Long Horizon Blended Benchmark (B) (C) (D) (E) (F) (G) (H)	9.02%	8.18%	8.05%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Asset Allocation Long Horizon Blended Benchmark is composed of the following benchmarks: 66% Russell 3000® Index, 24% MSCI World Index ex-US, 4% Bloomberg US Aggregate Bond Index, 2% Bloomberg US Treasury Inflation Protected Securities Index, 2% ICE BofAML 3-Month Treasury Bill Index and 2% ICE BofAML High Yield Master II Index.

(C) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(D) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(E) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(F) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(G) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

(H) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$962.70	$3.00	$1,022.20	$3.06	0.60%
Class R4	1,000.00	964.00	1.75	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	65.6%
International Equity Fund	24.3
U.S. Fixed Income Funds	6.5
International Fixed Income Fund	3.5
Money Market Fund	0.2
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 24.3%
Transamerica International Equity (A)	1,797,391	$33,018,071

International Fixed Income Fund - 3.5%
Transamerica Inflation Opportunities (A)	510,104	4,682,754

Money Market Fund - 0.2%
Transamerica Government Money Market 5.20% (A) (B)	264,881	264,881

U.S. Equity Funds - 65.6%
Transamerica Large Growth (A)	2,925,740	27,940,814
Transamerica Large Value Opportunities (A)	3,449,261	30,181,031
Transamerica Mid Cap Growth (A) (C)	1,063,629	7,902,760
Transamerica Mid Cap Value Opportunities (A)	780,814	8,042,382
Transamerica Small Cap Growth (A)	1,322,029	7,773,533
Transamerica Small Cap Value (A)	1,529,304	7,325,366

		89,165,886

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 6.5%
Transamerica Core Bond (A)	658,489	$5,340,346
Transamerica High Yield Bond (A)	362,865	2,757,773
Transamerica Short-Term Bond (A)	72,909	694,097

		8,792,216

Total Investment Companies (Cost $153,390,297)		135,923,808

Total Investments (Cost $153,390,297)		135,923,808
Net Other Assets (Liabilities) - (0.1)%		(73,319)

Net Assets - 100.0%		$135,850,489

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$135,923,808	$—	$—	$135,923,808

Total Investments	$135,923,808	$—	$—	$135,923,808

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of funds within Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	Non-income producing security.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $153,390,297)	$135,923,808
Receivables and other assets:
Affiliated investments sold	221,763
Dividends from affiliated investments	40,672
Total assets	136,186,243

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	183,750
Shares of beneficial interest redeemed	78,685
Investment management fees	12,389
Distribution and service fees	60,893
Transfer agent fees	37
Total liabilities	335,754
Net assets	$135,850,489

Net assets consist of:
Paid-in capital	$156,903,443
Total distributable earnings (accumulated losses)	(21,052,954)
Net assets	$135,850,489

Net assets by class:
Class R	$130,323,871
Class R4	5,526,618
Shares outstanding (unlimited shares, no par value):
Class R	16,835,815
Class R4	712,587
Net asset value per share: (A)
Class R	$7.74
Class R4	7.76
Maximum offering price per share:

(A)	Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$2,010,885
Total investment income	2,010,885

Expenses:
Investment management fees	179,434
Distribution and service fees:
Class R	718,504
Class R4	14,569
Transfer agent fees:
Class R4	437
Total expenses before waiver and/or reimbursement and recapture	912,944
Expenses waived and/or reimbursed:
Class R	(28,738)
Class R4	(1,605)
Net expenses	882,601

Net investment income (loss)	1,128,284

Net realized gain (loss) on:
Affiliated investments	(2,726,771)
Capital gain distributions received from affiliated investment companies	4,733,000
Net realized gain (loss)	2,006,229

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,164,913
Net realized and change in unrealized gain (loss)	4,171,142
Net increase (decrease) in net assets resulting from operations	$5,299,426

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$1,128,284	$12,489,278
Net realized gain (loss)	2,006,229	17,634,276
Net change in unrealized appreciation (depreciation)	2,164,913	(73,649,796)
Net increase (decrease) in net assets resulting from operations	5,299,426	(43,526,242)

Dividends and/or distributions to shareholders:
Class R	(18,153,341)	(22,935,755)
Class R4	(730,453)	(813,408)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(18,883,794)	(23,749,163)

Capital share transactions:
Proceeds from shares sold:
Class R	819,919	989,191
Class R4	127,464	162,109
	947,383	1,151,300
Dividends and/or distributions reinvested:
Class R	18,153,341	22,935,755
Class R4	730,453	813,408
	18,883,794	23,749,163
Cost of shares redeemed:
Class R	(14,706,820)	(21,705,153)
Class R4	(258,370)	(108,652)
	(14,965,190)	(21,813,805)
Net increase (decrease) in net assets resulting from capital share transactions	4,865,987	3,086,658
Net increase (decrease) in net assets	(8,718,381)	(64,188,747)

Net assets:
Beginning of year	144,568,870	208,757,617
End of year	$135,850,489	$144,568,870

Capital share transactions - shares:
Shares issued:
Class R	98,419	101,410
Class R4	15,460	17,200
	113,879	118,610
Shares reinvested:
Class R	2,376,102	2,088,470
Class R4	95,393	74,203
	2,471,495	2,162,673
Shares redeemed:
Class R	(1,809,679)	(2,181,367)
Class R4	(30,797)	(11,250)
	(1,840,476)	(2,192,617)
Net increase (decrease) in shares outstanding:
Class R	664,842	8,513
Class R4	80,056	80,153
	744,898	88,666

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.60	$12.49	$10.12	$10.50	$10.64

Investment operations:
Net investment income (loss) (A)	0.06	0.72	0.23	0.12	0.22
Net realized and unrealized gain (loss)	0.21	(3.17)	3.37	0.67	0.68
Total investment operations	0.27	(2.45)	3.60	0.79	0.90

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.76)	(0.25)	(0.13)	(0.23)
Net realized gains	(1.07)	(0.68)	(0.98)	(1.04)	(0.81)
Total dividends and/or distributions to shareholders	(1.13)	(1.44)	(1.23)	(1.17)	(1.04)

Net asset value, end of year	$7.74	$8.60	$12.49	$10.12	$10.50
Total return	3.38%	(22.09)%	37.55%	7.72%	10.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$130,323	$139,118	$201,847	$164,147	$177,392
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	0.75%	7.31%	2.00%	1.19%	2.16%
Portfolio turnover rate	19%	30%	23%	52%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.62	$12.51	$10.13	$10.51	$10.64

Investment operations:
Net investment income (loss) (A)	0.08	0.71	0.26	0.14	0.25
Net realized and unrealized gain (loss)	0.22	(3.14)	3.38	0.67	0.67
Total investment operations	0.30	(2.43)	3.64	0.81	0.92

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.78)	(0.28)	(0.15)	(0.24)
Net realized gains	(1.07)	(0.68)	(0.98)	(1.04)	(0.81)
Total dividends and/or distributions to shareholders	(1.16)	(1.46)	(1.26)	(1.19)	(1.05)

Net asset value, end of year	$7.76	$8.62	$12.51	$10.13	$10.51
Total return	3.65%	(21.84)%	37.96%	7.98%	10.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,527	$5,451	$6,911	$5,134	$8,695
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	0.98%	7.21%	2.21%	1.44%	2.47%
Portfolio turnover rate	19%	30%	23%	52%	40%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation Long Horizon (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers two classes of shares, Class R and Class R4.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for the day-to-day management of the Fund. TAM may, in the future, hire one or more sub-advisers to furnish day-to-day investment advice and recommendations with respect to the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes and select a mix of underlying funds may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class, investment style, technique or strategy, underlying fund or other issuer is incorrect. The available underlying funds selected by the sub-adviser may underperform the market or similar funds.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 135,850,489	100.00%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM at an annual rate of 0.12% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.60%	March 1, 2024
Class R4	0.35	March 1, 2024

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R	$39,623	$32,985	$28,738	$101,346
Class R4	1,781	1,661	1,605	5,047

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 437	$ 37

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 28,611,528	$ 43,508,625

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 159,187,988	$ 650,920	$ (23,915,100)	$ (23,264,180)

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,128,284	$ 17,755,510	$ —	$ 12,489,979	$ 11,259,184	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ 2,211,226	$ —	$ —	$ —	$ (23,264,180)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation Long Horizon

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation Long Horizon (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $1,193,119 of qualified dividend income.

For corporate shareholders, 74% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $17,755,510 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 402,560	$ 64,835

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation Long Horizon (the “Fund”).

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Management Agreement. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Long Horizon, effective as of that date in place of its own historical performance record.

Management Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Long Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Fund

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA LONG HRZN 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Asset Allocation Short Horizon

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Asset Allocation Short Horizon

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023, can be characterized as one of declining but still high inflation, rising interest rates and a resilient economy. The period began with equity markets just beginning to recover from the interest rate induced sell off of 2022. The U.S. Federal Reserve (“Fed”), which had been aggressively raising policy rates in 2022 in an effort to cool inflation, continued its aggressive campaign in the fourth quarter of 2022, increasing rates two more times by a total of 125 basis points before year end 2022.

Despite the rapid rate hikes, corporate earnings, employment and consumer spending continued to hold up, and equities were able to rally into the beginning of 2023. Fixed income markets were more challenged, however, as rising interest rates at both the short and long ends of the yield curve continued to pressure bond prices.

The rally was briefly interrupted in the first quarter due to strains of rising interest rates being felt in the regional banking industry when weakening balance sheets combined with depositor flight. These strains caused a handful of regional banks to fail before the Fed and FDIC stepped in to offer term lending facilities aimed at shoring up the industry. The crisis only lasted about a month before markets were again rallying during the second quarter.

After hiking rates four times in 2023, the Fed finally paused its tightening campaign in July 2023 on evidence that inflation was declining and the economy was showing initial signs of slowing. The pause did not come with a change in tone from policymakers, however, as the Fed continued to stress that inflation remained higher than target and more rate increases may be needed in the future should inflation stay higher than anticipated for longer. Stocks declined in the final months of the fiscal year but gained in the period overall while bonds declined throughout most of the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Asset Allocation Short Horizon (Class R4) returned 1.59%. By comparison, its primary and secondary benchmarks, the Bloomberg US Aggregate Bond Index and the Transamerica Asset Allocation Short Horizon Blended Benchmark, returned 0.36% and 2.21%, respectively.

STRATEGY REVIEW

Our asset allocation horizon funds seek to simplify the investment decision and diversification processes by providing investors with pre-determined target asset allocations based on different retirement time horizons. Each asset allocation horizon fund has a unique and well-diversified fixed income and equity allocation.

Transamerica Asset Allocation Short Horizon invests approximately 10% in equity funds and 90% in fixed income funds. The Fund’s portfolio is periodically rebalanced based on how much the underlying holdings drift from the strategic target in an effort to both maintain the target allocations and to redeploy assets incrementally from outperforming holdings into those that have been weaker in an effort to continually buy low and sell high.

Equities outperformed fixed income during the period, driven primarily by large and mid-cap growth equities. The Fund’s best-performing holding, with a 2% target weight, was Transamerica International Equity which returned 13.27%. The Fund’s top performing fixed income fund (excluding the money market fund), with a target weight of 16.8%, was Transamerica Inflation Protected Securities, which merged into Transamerica Inflation Opportunities towards the end of the fiscal year. Transamerica Government Money Market enjoyed its best fiscal year since inception, as short-term interest rates stayed elevated during the period.

The Fund’s weakest holding in the period was Transamerica Small Cap Value, which returned -13.12% and had a target weight of 1%. In contrast to growth stocks which held up relatively well by comparison, smaller cap value stocks underperformed by a wide margin in the period as rising interest rates lead to underperformance within interest rate sensitive financial services, real estate and utilities sectors, which comprise a meaningful portion of the value space.

The weakest underlying fixed income fund was Transamerica Core Bond, which returned 0.74% as interest rates rose and stayed elevated. Transamerica Core Bond, which carried a target weight of 46% and outperformed its benchmark’s (Bloomberg U.S. Aggregate Bond Index) 0.36% return during the period.

Christopher A. Staples, CFA

Kane Cotton, CFA

Rufat Garalov, CFA

Co-Portfolio Managers

Transamerica Asset Management, Inc.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R (NAV)	1.33%	1.07%	0.90%	05/19/2017
Class R4 (NAV)	1.59%	1.33%	1.77%	09/11/2000
Bloomberg US Aggregate Bond Index (A)	0.36%	(0.06)%	0.88%
Transamerica Asset Allocation Short Horizon Blended Benchmark (A) (B) (C) (D) (E) (F) (G) (H)	2.21%	1.88%	2.20%

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(B) The Transamerica Asset Allocation Short Horizon Blended Benchmark is composed of the following benchmarks: 46% Bloomberg US Aggregate Bond Index, 17% ICE BofAML 1-3 Year Treasury Bill Index, 15% Bloomberg US Treasury Inflation Protected Securities Index, 10% ICE BofAML High Yield Master II Index, 8% Russell 3000® Index, 2% MSCI World Index ex-US and 2% ICE BofAML 3-Month Treasury Bill Index.

(C) The ICE BofAML 1-3 Year Treasury Bill Index tracks the performance of the direct sovereign debt of the U.S. Government having a maturity of at least one year and less than three years.

(D) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation-protected securities issued by the U.S. Treasury.

(E) The ICE BofAML High Yield Master II Index is comprised of U.S. dollar denominated below investment grade corporate debt publicly issued in the U.S. domestic market with remaining maturities of at least one year.

(F) The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The MSCI World Index ex-U.S. captures large and mid-cap representation across developed markets countries, excluding the U.S.

(H) The ICE BofAML 3-Month Treasury Bill Index tracks the performance of U.S. dollar denominated U.S. Treasury Bills publicly issued in the U.S. domestic market with a remaining term to final maturity greater than or equal to three months and less than six months.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Asset allocation, like many investment strategies, offers no guarantee of positive returns, and mutual funds are subject to market risk, including loss of principal. Global/international stock funds and specialty/sector funds are subject to additional market risks. Fees associated with a fund-of-funds may be higher than with other funds. An investment in the fund is subject to the risks associated with the underlying investments including fixed income investing which is subject to credit risk, inflation risk, and interest rate risk. Investment in small- and medium-sized companies present additional risks such as increased volatility because their earnings are less predictable, their share price more volatile, and their securities less liquid than larger or more established companies.

FTSE® and Russell® and other service marks and trademarks related to the FTSE or Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R	$1,000.00	$963.40	$3.00	$1,022.20	$3.06	0.60%
Class R4	1,000.00	964.60	1.75	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	72.4%
International Fixed Income Fund	17.5
U.S. Equity Funds	8.0
International Equity Fund	2.1
Money Market Fund	0.1
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
INVESTMENT COMPANIES - 100.1%
International Equity Fund - 2.1%
Transamerica International Equity (A)	83,314	$ 1,530,471

International Fixed Income Fund - 17.5%
Transamerica Inflation Opportunities (A)	1,421,478	13,049,171

Money Market Fund - 0.1%
Transamerica Government Money Market 5.20% (A) (B)	101,985	101,985

U.S. Equity Funds - 8.0%
Transamerica Large Growth (A)	229,778	2,194,380
Transamerica Large Value Opportunities (A)	270,661	2,368,280
Transamerica Small Cap Growth (A)	127,160	747,701
Transamerica Small Cap Value (A)	142,365	681,929

		5,992,290

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 72.4%
Transamerica Core Bond (A)	4,033,064	$ 32,708,151
Transamerica High Yield Bond (A)	1,055,728	8,023,530
Transamerica Short-Term Bond (A)	1,411,109	13,433,759

		54,165,440

Total Investment Companies (Cost $85,545,262)		74,839,357

Total Investments (Cost $85,545,262)		74,839,357
Net Other Assets (Liabilities) - (0.1)%		(39,677)

Net Assets - 100.0%		$ 74,799,680

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Investment Companies	$74,839,357	$—	$—	$74,839,357

Total Investments	$74,839,357	$—	$—	$74,839,357

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class I3 shares of funds within Transamerica Funds. Affiliated interest income, dividend income, realized and unrealized gains (losses), if any, are broken out within the Statement of Operations.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $85,545,262)	$74,839,357
Receivables and other assets:
Affiliated investments sold	124
Shares of beneficial interest sold	599
Dividends from affiliated investments	223,611
Other assets	1
Total assets	75,063,692

Liabilities:
Payables and other liabilities:
Affiliated investments purchased	224,212
Shares of beneficial interest redeemed	121
Investment management fees	6,625
Distribution and service fees	33,051
Transfer agent fees	3
Total liabilities	264,012
Net assets	$74,799,680

Net assets consist of:
Paid-in capital	$90,080,909
Total distributable earnings (accumulated losses)	(15,281,229)
Net assets	$74,799,680

Net assets by class:
Class R	$74,419,045
Class R4	380,635
Shares outstanding (unlimited shares, no par value):
Class R	8,829,217
Class R4	45,170
Net asset value per share: (A)
Class R	$8.43
Class R4	8.43

(A)	Net asset value per share for Class R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$3,136,845
Total investment income	3,136,845

Expenses:
Investment management fees	$96,805
Distribution and service fees:
Class R	401,249
Class R4	1,053
Transfer agent fees:
Class R4	30
Total expenses before waiver and/or reimbursement and recapture	499,137
Expenses waived and/or reimbursed:
Class R	(16,050)
Class R4	(115)
Net expenses	482,972

Net investment income (loss)	2,653,873

Net realized gain (loss) on:
Affiliated investments	(3,289,540)
Capital gain distributions received from affiliated investment companies	355,171
Net realized gain (loss)	(2,934,369)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,605,871
Net realized and change in unrealized gain (loss)	(1,328,498)
Net increase (decrease) in net assets resulting from operations	$1,325,375

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$2,653,873	$3,380,531
Net realized gain (loss)	(2,934,369)	1,002,777
Net change in unrealized appreciation (depreciation)	1,605,871	(19,280,955)
Net increase (decrease) in net assets resulting from operations	1,325,375	(14,897,647)

Dividends and/or distributions to shareholders:
Class R	(3,749,183)	(6,198,137)
Class R4	(21,168)	(32,517)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(3,770,351)	(6,230,654)

Capital share transactions:
Proceeds from shares sold:
Class R	403,602	1,601,328
Class R4	927	532
	404,529	1,601,860
Dividends and/or distributions reinvested:
Class R	3,749,183	6,198,137
Class R4	21,168	32,517
	3,770,351	6,230,654
Cost of shares redeemed:
Class R	(9,654,536)	(19,397,338)
Class R4	(79,500)	(41,571)
	(9,734,036)	(19,438,909)
Net increase (decrease) in net assets resulting from capital share transactions	(5,559,156)	(11,606,395)
Net increase (decrease) in net assets	(8,004,132)	(32,734,696)

Net assets:
Beginning of year	82,803,812	115,538,508
End of year	$74,799,680	$82,803,812

Capital share transactions - shares:
Shares issued:
Class R	46,617	159,904
Class R4	104	56
	46,721	159,960
Shares reinvested:
Class R	431,675	621,867
Class R4	2,438	3,276
	434,113	625,143
Shares redeemed:
Class R	(1,095,722)	(2,027,970)
Class R4	(9,006)	(4,246)
	(1,104,728)	(2,032,216)
Net increase (decrease) in shares outstanding:
Class R	(617,430)	(1,246,199)
Class R4	(6,464)	(914)
	(623,894)	(1,247,113)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.72	$10.75	$10.54	$10.29	$9.76

Investment operations:
Net investment income (loss) (A)	0.29	0.33	0.28	0.20	0.25
Net realized and unrealized gain (loss)	(0.17)	(1.76)	0.35	0.30	0.57
Total investment operations	0.12	(1.43)	0.63	0.50	0.82

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.32)	(0.28)	(0.20)	(0.26)
Net realized gains	(0.13)	(0.28)	(0.14)	(0.05)	(0.03)
Total dividends and/or distributions to shareholders	(0.41)	(0.60)	(0.42)	(0.25)	(0.29)

Net asset value, end of year	$8.43	$8.72	$10.75	$10.54	$10.29
Total return	1.33%	(13.92)%	6.10%	5.02%	8.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$74,419	$82,354	$114,974	$122,392	$131,052
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.62%	0.62%	0.62%	0.62%	0.62%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss) to average net assets	3.29%	3.37%	2.63%	1.91%	2.53%
Portfolio turnover rate	33%	29%	22%	29%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.72	$10.75	$10.54	$10.29	$9.76

Investment operations:
Net investment income (loss) (A)	0.31	0.35	0.31	0.24	0.28
Net realized and unrealized gain (loss)	(0.17)	(1.75)	0.35	0.29	0.57
Total investment operations	0.14	(1.40)	0.66	0.53	0.85

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.35)	(0.31)	(0.23)	(0.29)
Net realized gains	(0.13)	(0.28)	(0.14)	(0.05)	(0.03)
Total dividends and/or distributions to shareholders	(0.43)	(0.63)	(0.45)	(0.28)	(0.32)

Net asset value, end of year	$8.43	$8.72	$10.75	$10.54	$10.29
Total return	1.59%	(13.69)%	6.37%	5.29%	8.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$381	$450	$565	$552	$2,762
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.38%	0.38%	0.38%	0.38%
Including waiver and/or reimbursement and recapture	0.35%	0.35%	0.35%	0.35%	0.35%
Net investment income (loss) to average net assets	3.55%	3.62%	2.86%	2.32%	2.75%
Portfolio turnover rate	33%	29%	22%	29%	26%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Asset Allocation Short Horizon (the “Fund”) is a series of the Transamerica Funds. The Fund currently offers two classes of shares, Class R and Class R4.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

The Fund, a “fund of funds,” invests in a combination of certain other series of the Trust.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM is responsible for the day-to-day management of the Fund. TAM may, in the future, hire one or more sub-advisers to furnish day-to-day investment advice and recommendations with respect to the Fund.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, Aegon USA Investment Management, LLC (“AUIM”), Aegon Asset Management UK (“AAM UK”), TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying Funds have varied expense and fee levels and the Funds may own different proportions of Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Funds will vary. Fund expenses do not include expenses of the Underlying Funds in which the Funds invest. The Funds have material ownership interests in the Underlying Funds.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 74,799,680	100.00%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM at an annual rate of 0.12% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class R	0.60%	March 1, 2024
Class R4	0.35	March 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R	$24,082	$19,959	$16,050	$60,091
Class R4	157	140	115	412

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class	Rate
Class R	0.50%
Class R4	0.25

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 30	$ 3

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 26,334,974	$ 36,150,056

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 87,699,780	$ 280,424	$ (13,140,847)	$ (12,860,423)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 2,719,960

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 2,531,377	$ 1,238,974	$ —	$ 3,562,310	$ 2,668,344	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 299,154	$ —	$ —	$ (2,719,960)	$ —	$ —	$ (12,860,423)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Asset Allocation Short Horizon

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Asset Allocation Short Horizon (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $77,651 of qualified dividend income.

For corporate shareholders, 2% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $1,238,974 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 19,527	$ 3,145

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Asset Allocation Short Horizon (the “Fund”).

Following its review and consideration, the Board determined that the terms of the Management Agreement were reasonable and that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of the Management Agreement through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Management Agreement, including information they had previously received from TAM as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Management Agreement. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of the Management Agreement, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; and TAM’s responsiveness to any questions by the Trustees.

The Board also considered the continuous and regular investment management and other services provided by TAM. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-, 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its composite benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of two Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Short Horizon, effective as of that date in place of its own historical performance record.

Management Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management fee to be received by TAM under the Management Agreement is reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM may not directly correlate with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The

Transamerica Funds	Annual Report 2023

Transamerica Asset Allocation Short Horizon

MANAGEMENT AGREEMENT – CONTRACT RENEWAL (continued)

Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM in light of any economies of scale experienced in the future.

Benefits to TAM and its Affiliates from their Relationships with the Fund

The Board considered other benefits derived by TAM and/or its affiliates from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Management Agreement.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 AA SHORT HRZN 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Balanced II

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Balanced II

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2023 was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining inflation. While the pace of rate increases has slowed in recent months, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. Elevated policy uncertainty has translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023.

Economic activity exceeded expectations during the period, illustrated by annualized real GDP growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance as of period end has been in line with 2022 levels, but the rise in long-term yields has incentivized less long-dated supply, which has been overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

J.P. Morgan Investment Management, Inc.

The S&P 500® Index started the fiscal year ended October 31, 2023 on a relatively strong note, posting strong returns across October and November 2022. Equity markets cheered lower than estimated inflation, with consecutive readings trending downwards. The U.S. Federal Reserve (“Fed”) also slowed the pace of rate hikes, across November and December. Equity markets ended 2022 on a volatile note, with December dampening the strong rally seen in the prior two months. Finally, earnings forecasts for 2023 witnessed sharp cuts as recession fears mounted.

During the first half of 2023, despite economic headwinds, equity markets had a solid year supported by a better-than-expected first quarter earnings season. The economy witnessed banking failures in the first quarter, but markets remained resilient. Energy prices had also been declining since the second half of 2022 while a combination of improved supply chains and lower consumer demand allowed inflation to ease across core goods categories. Shelter inflation, which had been the stickier part until recently also started to ease.

The third quarter 2023 was a stark contrast to the first half, with U.S. equity markets faltering after a very strong first half. The 10-year U.S. Treasury yield breached 5% for the first time since 2007 in October, driven by buoyant economic data convincing the market that ‘higher for longer’ rates may look increasingly likely. The U.S. gross domestic product beat consensus expectations when it rose by 4.9% annualized during 3Q23. Inflation came in hotter-than-expected, with the headline number flat at 3.7% year-on-year in September, against expectations of a slight moderation from August. As the period closed on October 31, 2023, U.S. Equity markets faced the third consecutive negative monthly return. Despite this, U.S. equities were up double digits year to date as of the end of the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Balanced II (Class R) returned 6.85%. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned 10.14% and 0.36%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Although overall credit risk remained relatively stable in the portfolio over the fiscal year, the sub-adviser modified sector allocations to position for an expected shallow recession and a ‘higher-for-longer’ rate environment. Allocations to commercial mortgage-backed securities collateralized by retail and office properties were reduced over the period given expectations for continued pressure on commercial real estate. The Fund’s modest exposure to high yield corporate credit was pared down near the end of the fiscal year as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies.

Overall, the allocation to investment grade corporate credit rose slightly with a focus on increasing exposure to single-A rated credits believed to be well-positioned for a modest economic downturn. Weightings in energy, capital goods and consumer non-cyclicals

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

(unaudited)

increased the most over the period. The sub-adviser also added to agency residential mortgage-backed exposure on the belief valuations became more attractive in the sector. The portfolio’s slight duration underweight relative to the benchmark was reduced over the fiscal year ended October 31, 2023 given attractive yield levels and slowing growth expectations.

Relative performance in the fiscal year benefited from the portfolio’s overweight to risk-based assets given the additional yield generated by these securities relative to the benchmark. Duration and curve positioning also benefited relative performance while spread-related impacts were a modest detractor.

The largest sector contributors to relative returns included security selection within investment grade corporate credit as well as an overweight allocation to and security selection within asset-backed securities. Positioning within government securities was the largest detractor given the longer-duration profile within the sector relative to the benchmark.

Within corporate credit, security selection in consumer cyclicals, banking and transportation contributed the most to relative returns. Modest detractors in corporate credit included selection in real estate investment trusts and brokerage/asset managers/exchanges. An underweight allocation to communications also detracted slightly from relative returns.

J.P. Morgan Investment Management, Inc.

Stock selection in the media, retail and financials sectors contributed most to results while the industrial cyclical, technology and health services & systems sectors were the largest detractors from relative performance.

On the positive side, the top individual contributors to performance were underweight positions in Walt Disney Co. (“Disney”) and Pfizer Inc. and an overweight position in Meta Platforms, Inc. Disney is a leading diversified international family entertainment and media enterprise with five business segments: media networks, parks and resorts, studio entertainment, consumer products and interactive media. Disney reported mixed results and guidance in the most recent quarter, reflecting the challenges the company faces. Though CEO Robert Iger has been working to improve the productivity and efficiency of the organization, linear declines have been accelerating, while direct-to-consumer businesses have seen subscriber loss in the U.S. and modest growth internationally. Underweight positioning to the name was the largest contributor to returns in the fiscal year.

On the negative side, top individual detractors from performance were an overweight allocation in Texas Instruments, Inc., no allocation to JP Morgan Chase & Co. and an underweight position in NVIDIA Corp. Texas Instruments, Inc., operates as a semiconductor design and manufacturing company. The company develops analog integrated circuits and embedded processors and serves customers worldwide. Texas Instruments, Inc. detracted since it guided more conservatively than peers, in its most recent earnings report. An overweight allocation during the fiscal year was the largest detractor from returns.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	7.40%	7.33%	6.66%	09/15/2017
Class R (NAV)	6.85%	6.82%	6.77%	07/05/1994
S&P 500® Index (A)	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index (B)	0.36%	(0.06)%	0.88%

(A) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed income securities have several risks including fluctuations in market value, changes in interest rates as the values will decrease as interest rates rise, and issuers defaulting on their obligations to pay interest or return principal.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I3	$1,000.00	$992.10	$3.05	$1,022.20	$3.06	0.60%
Class R	1,000.00	988.70	5.52	1,019.70	5.55	1.09

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	59.0%
Corporate Debt Securities	14.4
U.S. Government Agency Obligations	10.4
U.S. Government Obligations	9.4
Commercial Paper	8.0
Asset-Backed Securities	2.4
Mortgage-Backed Securities	2.3
Short-Term U.S. Government Obligations	1.1
Repurchase Agreement	0.9
Other Investment Company	0.4
Foreign Government Obligation	0.1
Preferred Stock	0.1
Net Other Assets (Liabilities)^	(8.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 59.0%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	3,958	$174,548
RTX Corp.	5,162	420,135
Textron, Inc.	3,196	242,896

		837,579

Air Freight & Logistics - 0.6%
FedEx Corp.	731	175,513
United Parcel Service, Inc., Class B	3,156	445,785

		621,298

Automobile Components - 0.1%
Aptiv PLC (A)	1,299	113,273

Automobiles - 0.8%
Tesla, Inc. (A)	4,079	819,226

Banks - 2.0%
Bank of America Corp.	24,599	647,938
Citigroup, Inc.	4,246	167,674
Fifth Third Bancorp	5,507	130,571
Truist Financial Corp.	9,078	257,452
US Bancorp	8,448	269,322
Wells Fargo & Co.	12,015	477,837

		1,950,794

Beverages - 1.3%
Coca-Cola Co.	12,934	730,642
Constellation Brands, Inc., Class A	280	65,562
Monster Beverage Corp. (A)	1,894	96,783
PepsiCo, Inc.	2,426	396,117

		1,289,104

Biotechnology - 1.8%
AbbVie, Inc.	5,090	718,606
Biogen, Inc. (A)	773	183,618
BioMarin Pharmaceutical, Inc. (A)	629	51,232
Neurocrine Biosciences, Inc. (A)	347	38,496
Regeneron Pharmaceuticals, Inc. (A)	447	348,611
Sarepta Therapeutics, Inc. (A)	506	34,059
Vertex Pharmaceuticals, Inc. (A)	1,035	374,784

		1,749,406

Broadline Retail - 2.4%
Amazon.com, Inc. (A)	17,115	2,277,835

Building Products - 0.6%
Masco Corp.	2,513	130,902
Trane Technologies PLC	2,159	410,879

		541,781

Capital Markets - 1.6%
Blackstone, Inc.	478	44,143
Charles Schwab Corp.	4,084	212,532
CME Group, Inc.	1,987	424,145
Intercontinental Exchange, Inc.	1,941	208,541
Morgan Stanley	3,349	237,176
Raymond James Financial, Inc.	1,273	121,495
S&P Global, Inc.	610	213,079
State Street Corp.	724	46,792

		1,507,903

Chemicals - 1.3%
Air Products & Chemicals, Inc.	639	180,479
Dow, Inc.	5,190	250,885
Eastman Chemical Co.	1,870	139,745

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	1,102	$ 421,140
LyondellBasell Industries NV, Class A	1,543	139,240
PPG Industries, Inc.	885	108,652

		1,240,141

Commercial Services & Supplies - 0.1%
Cintas Corp.	190	96,353

Communications Equipment - 0.1%
Motorola Solutions, Inc.	378	105,258

Consumer Finance - 0.0% (B)
American Express Co.	288	42,057

Consumer Staples Distribution & Retail - 1.0%
Costco Wholesale Corp.	852	470,679
Target Corp.	751	83,203
Walmart, Inc.	2,790	455,914

		1,009,796

Distributors - 0.1%
LKQ Corp.	997	43,788

Electric Utilities - 1.1%
Constellation Energy Corp.	778	87,852
NextEra Energy, Inc.	6,968	406,234
PG&E Corp. (A)	20,701	337,426
Southern Co.	3,333	224,311

		1,055,823

Electrical Equipment - 0.4%
Eaton Corp. PLC	1,810	376,317

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	2,049	54,831
Keysight Technologies, Inc. (A)	537	65,541

		120,372

Energy Equipment & Services - 0.1%
Baker Hughes Co.	2,348	80,818

Entertainment - 0.3%
Netflix, Inc. (A)	711	292,712
Warner Bros Discovery, Inc. (A)	3,942	39,183

		331,895

Financial Services - 2.7%
Berkshire Hathaway, Inc., Class B (A)	2,490	849,912
FleetCor Technologies, Inc. (A)	895	201,527
Mastercard, Inc., Class A	2,398	902,487
Visa, Inc., Class A	2,965	697,072

		2,650,998

Food Products - 0.5%
Mondelez International, Inc., Class A	6,612	437,781

Ground Transportation - 0.5%
CSX Corp.	3,855	115,072
Norfolk Southern Corp.	721	137,559
Uber Technologies, Inc. (A)	2,617	113,264
Union Pacific Corp.	776	161,105

		527,000

Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	2,538	82,307
Becton Dickinson & Co.	459	116,026
Boston Scientific Corp. (A)	8,087	413,973
Dexcom, Inc. (A)	626	55,608

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (A)	762	$ 199,812
Medtronic PLC	4,209	296,987
Stryker Corp.	935	252,656

		1,417,369

Health Care Providers & Services - 1.9%
Centene Corp. (A)	2,523	174,037
CVS Health Corp.	1,210	83,502
Elevance Health, Inc.	608	273,655
Humana, Inc.	332	173,865
McKesson Corp.	256	116,572
UnitedHealth Group, Inc.	1,970	1,055,053

		1,876,684

Health Care REITs - 0.2%
Ventas, Inc.	4,795	203,596

Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (A)	138	384,959
Chipotle Mexican Grill, Inc. (A)	167	324,348
Domino’s Pizza, Inc.	130	44,069
Expedia Group, Inc. (A)	1,494	142,363
Marriott International, Inc., Class A	1,059	199,685
Royal Caribbean Cruises Ltd. (A)	1,353	114,640
Yum! Brands, Inc.	1,806	218,273

		1,428,337

Household Durables - 0.2%
Lennar Corp., Class A	612	65,288
Toll Brothers, Inc.	980	69,296
Whirlpool Corp.	240	25,094

		159,678

Household Products - 0.5%
Church & Dwight Co., Inc.	1,673	152,143
Procter & Gamble Co.	2,503	375,525

		527,668

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	3,341	612,272

Industrial REITs - 0.4%
Prologis, Inc.	3,744	377,208

Insurance - 1.3%
Aflac, Inc.	1,970	153,877
Chubb Ltd.	932	200,026
Globe Life, Inc.	1,503	174,889
Progressive Corp.	2,638	417,041
Travelers Cos., Inc.	1,985	332,368

		1,278,201

Interactive Media & Services - 3.5%
Alphabet, Inc., Class A (A)	9,642	1,196,379
Alphabet, Inc., Class C (A)	7,100	889,630
Meta Platforms, Inc., Class A (A)	4,298	1,294,859

		3,380,868

IT Services - 0.7%
Accenture PLC, Class A	1,365	405,528
Cognizant Technology Solutions Corp., Class A	3,928	253,238

		658,766

Life Sciences Tools & Services - 0.7%
Danaher Corp.	1,727	331,618

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Thermo Fisher Scientific, Inc.	731	$ 325,127

		656,745

Machinery - 1.1%
Deere & Co.	1,392	508,581
Dover Corp.	976	126,831
Otis Worldwide Corp.	3,826	295,406
Parker-Hannifin Corp.	345	127,274

		1,058,092

Media - 0.8%
Charter Communications, Inc., Class A (A)	648	261,014
Comcast Corp., Class A	11,985	494,861

		755,875

Metals & Mining - 0.1%
Nucor Corp.	593	87,639

Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	2,220	59,674
Public Service Enterprise Group, Inc.	5,822	358,926

		418,600

Oil, Gas & Consumable Fuels - 2.6%
Chevron Corp.	1,816	264,646
ConocoPhillips	5,109	606,949
Diamondback Energy, Inc.	1,734	277,995
EOG Resources, Inc.	3,390	427,987
Exxon Mobil Corp.	8,861	937,937
Marathon Oil Corp.	1,069	29,194

		2,544,708

Passenger Airlines - 0.1%
Delta Air Lines, Inc.	2,353	73,531

Personal Care Products - 0.2%
Kenvue, Inc.	8,171	151,981

Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	8,460	435,944
Eli Lilly & Co.	1,209	669,701
Johnson & Johnson	3,328	493,676
Merck & Co., Inc.	2,767	284,171

		1,883,492

Professional Services - 0.1%
Leidos Holdings, Inc.	1,395	138,272

Residential REITs - 0.3%
Equity LifeStyle Properties, Inc.	1,625	106,925
Sun Communities, Inc.	820	91,217
UDR, Inc.	3,200	101,792

		299,934

Semiconductors & Semiconductor Equipment - 4.4%
Advanced Micro Devices, Inc. (A)	4,304	423,944
Analog Devices, Inc.	2,561	402,922
Lam Research Corp.	796	468,223
NVIDIA Corp.	4,402	1,795,136
NXP Semiconductors NV	2,603	448,835
Qorvo, Inc. (A)	1,118	97,736
Teradyne, Inc.	1,416	117,910
Texas Instruments, Inc.	3,703	525,863

		4,280,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software - 6.5%
Adobe, Inc. (A)	1,296	$ 689,550
Cadence Design Systems, Inc. (A)	496	118,966
Intuit, Inc.	788	390,021
Microsoft Corp.	13,046	4,410,983
Oracle Corp.	2,571	265,841
Salesforce, Inc. (A)	1,016	204,043
ServiceNow, Inc. (A)	400	232,740

		6,312,144

Specialized REITs - 0.4%
Digital Realty Trust, Inc.	1,457	181,192
SBA Communications Corp.	903	188,393

		369,585

Specialty Retail - 1.5%
AutoNation, Inc. (A)	694	90,276
AutoZone, Inc. (A)	130	322,027
Best Buy Co., Inc.	2,352	157,161
Burlington Stores, Inc. (A)	702	84,963
Lowe’s Cos., Inc.	2,851	543,315
O’Reilly Automotive, Inc. (A)	87	80,948
TJX Cos., Inc.	2,233	196,660

		1,475,350

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	24,129	4,120,509
Seagate Technology Holdings PLC	3,046	207,890

		4,328,399

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	2,571	264,222

Tobacco - 0.2%
Altria Group, Inc.	1,719	69,052
Philip Morris International, Inc.	1,785	159,151

		228,203

Trading Companies & Distributors - 0.1%
United Rentals, Inc.	110	44,690

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	666	95,811

Total Common Stocks (Cost $37,803,715)		57,215,085

PREFERRED STOCK - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month Term SOFR + 6.63%, 12.02% (C)	2,950	84,576

Total Preferred Stock (Cost $85,274)		84,576

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (D)	$35,353	31,811
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (D)	100,000	98,669

	Principal	Value
ASSET-BACKED SECURITIES (continued)
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (D)	$ 11,594	$ 11,167
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (D)	91,689	89,683
Chase Issuance Trust Series 2023-A1, Class A, 5.16%, 09/15/2028	100,000	98,977
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 6.66% (C), 10/18/2030 (D)	334,806	332,959
First National Master Note Trust Series 2023-2, Class A, 5.77%, 09/17/2029	95,000	94,801
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A, 5.19%, 03/16/2026	94,703	94,312
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A, 1.93%, 07/20/2048 (D)	76,574	53,951
Series 2022-1GS, Class A, 2.70%, 01/20/2049 (D)	207,834	159,697
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (D)	100,000	98,886
JGWPT XXVI LLC Series 2012-2A, Class A, 3.84%, 10/15/2059 (D)	101,949	85,898
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (D)	106,324	88,265
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (D)	2,819	2,794
MVW Owner Trust Series 2023-1A, Class A, 4.93%, 10/20/2040 (D)	88,001	85,117
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month Term SOFR + 1.45%, 6.87% (C), 01/20/2031 (D)	179,682	179,083
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (D)	16,274	15,751
Series 2019-A, Class A,
3.06%, 04/09/2038 (D)	38,397	36,964
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 6.78% (C), 07/20/2030 (D)	166,864	166,296
Sierra Timeshare Receivables Funding LLC
Series 2021-1A, Class A,
0.99%, 11/20/2037 (D)	49,700	46,358
Series 2023-1A, Class A,
5.20%, 01/20/2040 (D)	71,649	69,965

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sierra Timeshare Receivables Funding LLC (continued)
Series 2023-2A, Class A,
5.80%, 04/20/2040 (D)	$ 86,711	$ 86,154
Series 2023-3A, Class A,
6.10%, 09/20/2040 (D)	105,000	104,525
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (D)	130,000	123,343
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (D)	98,012	97,722

Total Asset-Backed Securities (Cost $2,490,883)		2,353,148

CORPORATE DEBT SECURITIES - 14.4%
Aerospace & Defense - 0.3%
Boeing Co.
3.50%, 03/01/2039	91,000	62,199
5.15%, 05/01/2030	85,000	79,775
HEICO Corp. 5.35%, 08/01/2033	108,000	99,354

		241,328

Automobile Components - 0.0% (B)
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	54,000	43,376

Automobiles - 0.5%
BMW US Capital LLC 2.80%, 04/11/2026 (D)	65,000	61,042
Ford Motor Co. 4.35%, 12/08/2026 (E)	63,000	59,501
General Motors Co. 6.25%, 10/02/2043	15,000	12,950
General Motors Financial Co., Inc. 5.00%, 04/09/2027	70,000	66,967
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (D)	91,000	89,944
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (D)	200,000	168,353

		458,757

Banks - 2.5%
Bank of America Corp. Fixed until 04/25/2033, 5.29% (C), 04/25/2034	300,000	271,649
Barclays PLC Fixed until 11/02/2025, 7.33% (C), 11/02/2026	203,000	205,337
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (C), 05/25/2034	82,000	76,383
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (C), 07/27/2029	23,000	22,299
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (C), 10/21/2032	128,000	96,512
ING Groep NV Fixed until 09/11/2033, 6.11% (C), 09/11/2034	200,000	187,814

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (D)	$ 65,000	$ 63,699
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (D)	200,000	195,486
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (C), 04/22/2027	106,000	94,563
Fixed until 06/01/2033, 5.35% (C), 06/01/2034	141,000	130,496
Fixed until 09/14/2032, 5.72% (C), 09/14/2033 (E)	92,000	86,393
Morgan Stanley
Fixed until 07/21/2033, 5.42% (C), 07/21/2034	76,000	69,573
Fixed until 10/18/2032, 6.34% (C), 10/18/2033	77,000	75,596
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	80,000	74,718
Fixed until 10/20/2033, 6.88% (C), 10/20/2034	88,000	88,083
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (C), 01/26/2034	82,000	70,509
Fixed until 06/08/2033, 5.87% (C), 06/08/2034	43,000	39,149
Fixed until 10/28/2032, 6.12% (C), 10/28/2033	47,000	43,607
Fixed until 10/30/2028, 7.16% (C), 10/30/2029	40,000	40,247
UBS Group AG Fixed until 08/12/2032, 6.54% (C), 08/12/2033 (D)	262,000	252,198
US Bancorp Fixed until 06/10/2033, 5.84% (C), 06/12/2034	113,000	104,346
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (C), 07/25/2034	114,000	104,617
Fixed until 06/15/2024 (F), 5.90% (C)	40,000	39,312

		2,432,586

Beverages - 0.1%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	90,000	70,093
Constellation Brands, Inc.
3.15%, 08/01/2029	63,000	54,438
3.70%, 12/06/2026	16,000	15,022

		139,553

Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	50,000	31,090
5.60%, 03/02/2043	48,000	43,007
CSL Finance PLC 4.63%, 04/27/2042 (D)	48,000	39,666
Gilead Sciences, Inc. 4.15%, 03/01/2047	24,000	17,788

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
Royalty Pharma PLC 2.20%, 09/02/2030	$ 77,000	$ 58,881

		190,432

Building Products - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	80,000	67,254

Capital Markets - 0.1%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (C), 05/19/2034	141,000	129,600

Chemicals - 0.2%
Celanese US Holdings LLC 6.70%, 11/15/2033	61,000	58,040
FMC Corp. 5.65%, 05/18/2033 (E)	46,000	40,656
Nutrien Ltd. 4.90%, 03/27/2028	50,000	47,923

		146,619

Commercial Services & Supplies - 0.8%
ADT Security Corp. 4.13%, 08/01/2029 (D) (E)	79,000	67,754
Ashtead Capital, Inc. 4.25%, 11/01/2029 (D)	200,000	174,455
Carlisle Cos., Inc.
2.20%, 03/01/2032	77,000	56,424
3.75%, 12/01/2027	44,000	40,379
Element Fleet Management Corp. 6.27%, 06/26/2026 (D)	126,000	125,273
General Electric Co.
4.13%, 10/09/2042	48,000	35,463
4.50%, 03/11/2044	79,000	63,009
Quanta Services, Inc. 2.90%, 10/01/2030	56,000	44,179
Republic Services, Inc. 5.00%, 04/01/2034	66,000	60,607
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	160,000	115,605

		783,148

Consumer Staples Distribution & Retail - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (D)	73,000	54,350
Sysco Corp. 3.30%, 07/15/2026	104,000	97,215

		151,565

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	64,000	56,442

Distributors - 0.0% (B)
LKQ Corp. 6.25%, 06/15/2033	47,000	43,972

Diversified REITs - 0.8%
Broadstone Net Lease LLC 2.60%, 09/15/2031	96,000	66,719
Kimco Realty OP LLC 6.40%, 03/01/2034 (E)	69,000	68,023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified REITs (continued)
SBA Tower Trust
1.63%, 05/15/2051 (D)	$ 110,000	$ 95,211
1.88%, 07/15/2050 (D)	56,000	50,757
2.84%, 01/15/2050 (D)	300,000	286,449
VICI Properties LP 4.95%, 02/15/2030	118,000	105,195
Weyerhaeuser Co. 4.00%, 04/15/2030	104,000	91,119

		763,473

Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	24,000	24,568
Verizon Communications, Inc.
1.68%, 10/30/2030	177,000	132,196
2.99%, 10/30/2056	105,000	55,645

		212,409

Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	66,000	63,420
Black Hills Corp. 4.25%, 11/30/2023	71,000	70,847
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	34,000	31,366
CMS Energy Corp.
3.88%, 03/01/2024	17,000	16,876
4.88%, 03/01/2044	26,000	21,305
DTE Electric Co. 4.30%, 07/01/2044	101,000	77,294
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	108,000	73,094
Duke Energy Progress LLC 3.60%, 09/15/2047	64,000	41,980
Entergy Arkansas LLC 3.70%, 06/01/2024	48,000	47,326
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	20,000	18,209
Pacific Gas & Electric Co. 2.50%, 02/01/2031	69,000	51,234
PacifiCorp 3.60%, 04/01/2024	61,000	60,414
Public Service Electric & Gas Co. 3.00%, 05/15/2025	49,000	47,138

		620,503

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 2.95%, 02/15/2032	85,000	64,511
Keysight Technologies, Inc. 4.60%, 04/06/2027	63,000	60,108
Sensata Technologies, Inc. 4.38%, 02/15/2030 (D)	50,000	42,261
Trimble, Inc. 6.10%, 03/15/2033	70,000	66,970

		233,850

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (D)	90,000	82,999

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services (continued)
Schlumberger Investment SA 3.65%, 12/01/2023	$ 26,000	$ 25,951

		108,950

Financial Services - 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	150,000	143,451
Aviation Capital Group LLC
1.95%, 01/30/2026 (D)	49,000	44,060
5.50%, 12/15/2024 (D)	147,000	144,644
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (D)	121,000	114,355
5.50%, 01/15/2026 (D)	47,000	45,250

		491,760

Food Products - 0.4%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	94,000	74,556
Cargill, Inc. 5.13%, 10/11/2032 (D)	49,000	46,455
J M Smucker Co. 6.50%, 11/15/2043	42,000	39,984
Viterra Finance BV 4.90%, 04/21/2027 (D)	200,000	190,513

		351,508

Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp. 2.75%, 09/23/2026 (D)	200,000	183,010
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	100,000	97,795

		280,805

Health Care Providers & Services - 0.5%
Centene Corp.
3.00%, 10/15/2030	80,000	63,294
3.38%, 02/15/2030	60,000	49,616
Cigna Group 2.40%, 03/15/2030	61,000	49,292
CVS Health Corp.
2.70%, 08/21/2040	50,000	30,430
5.25%, 01/30/2031	31,000	29,215
Elevance Health, Inc.
2.25%, 05/15/2030	61,000	48,728
5.13%, 02/15/2053	49,000	40,925
HCA, Inc.
4.13%, 06/15/2029	28,000	24,870
4.63%, 03/15/2052	67,000	46,935
5.25%, 04/15/2025	16,000	15,774
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	51,000	43,070
Molina Healthcare, Inc. 4.38%, 06/15/2028 (D)	16,000	14,239
UnitedHealth Group, Inc. 5.20%, 04/15/2063	74,000	62,263

		518,651

Health Care REITs - 0.1%
Physicians Realty LP 2.63%, 11/01/2031	94,000	69,189

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care REITs (continued)
Ventas Realty LP 3.25%, 10/15/2026	$ 67,000	$ 61,481

		130,670

Hotels, Restaurants & Leisure - 0.1%
Hyatt Hotels Corp. 1.80%, 10/01/2024	41,000	39,441
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	114,000	84,881

		124,322

Household Durables - 0.1%
Mohawk Industries, Inc. 5.85%, 09/18/2028	46,000	45,245

Industrial Conglomerates - 0.1%
Veralto Corp. 5.45%, 09/18/2033 (D)	70,000	65,473

Insurance - 0.6%
Aon Corp./Aon Global Holdings PLC 5.00%, 09/12/2032	107,000	97,245
Constellation Insurance, Inc. 6.80%, 01/24/2030 (D)	224,000	191,930
Equitable Holdings, Inc. 5.59%, 01/11/2033	127,000	117,181
Global Atlantic Finance Co. 7.95%, 06/15/2033 (D)	124,000	115,569
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (C), 10/01/2050	94,000	74,055

		595,980

Interactive Media & Services - 0.4%
Baidu, Inc. 4.38%, 05/14/2024	200,000	198,342
Meta Platforms, Inc. 4.80%, 05/15/2030	76,000	73,381
Tencent Holdings Ltd. 3.28%, 04/11/2024 (D)	97,000	95,869

		367,592

Internet & Catalog Retail - 0.0% (B)
Expedia Group, Inc. 2.95%, 03/15/2031	6,000	4,722

Machinery - 0.1%
CNH Industrial Capital LLC 4.55%, 04/10/2028	42,000	39,493
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	108,000	89,982

		129,475

Media - 0.1%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	44,000	29,172
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (D) (E)	35,000	31,096
Comcast Corp. 2.94%, 11/01/2056	17,000	9,077
NBCUniversal Media LLC 4.45%, 01/15/2043	24,000	18,728

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Paramount Global 4.20%, 05/19/2032	$ 20,000	$ 15,482

		103,555

Metals & Mining - 0.4%
Anglo American Capital PLC 4.50%, 03/15/2028 (D)	200,000	186,555
ArcelorMittal SA 6.55%, 11/29/2027	101,000	101,693
Glencore Funding LLC 2.63%, 09/23/2031 (D)	82,000	61,884

		350,132

Office REITs - 0.1%
Corporate Office Properties LP 2.25%, 03/15/2026	35,000	31,644
Highwoods Realty LP 4.13%, 03/15/2028	47,000	40,540

		72,184

Oil, Gas & Consumable Fuels - 1.0%
Boardwalk Pipelines LP 3.40%, 02/15/2031	46,000	37,598
Chevron USA, Inc. 3.25%, 10/15/2029	47,000	41,795
Energy Transfer LP
4.90%, 02/01/2024	41,000	40,855
5.15%, 03/15/2045	75,000	58,356
5.55%, 02/15/2028	43,000	41,747
5.95%, 10/01/2043	28,000	23,790
Enterprise Products Operating LLC 4.25%, 02/15/2048	104,000	78,391
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	52,000	51,725
Occidental Petroleum Corp. 5.55%, 03/15/2026	62,000	61,167
ONEOK, Inc. 6.10%, 11/15/2032	100,000	96,564
Ovintiv, Inc. 6.25%, 07/15/2033	67,000	63,723
Petroleos Mexicanos
6.84%, 01/23/2030	139,000	108,299
7.69%, 01/23/2050 (E)	17,000	10,549
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	52,000	44,224
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	41,000	37,745
Shell International Finance BV
2.50%, 09/12/2026	103,000	95,399
3.75%, 09/12/2046	30,000	21,108
Western Midstream Operating LP 6.15%, 04/01/2033	69,000	65,268
Williams Cos., Inc. 5.40%, 03/04/2044	28,000	23,343

		1,001,646

Passenger Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	44,039	38,842

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Passenger Airlines (continued)
United Airlines Pass-Through Trust 3.75%, 03/03/2028	$ 48,693	$ 45,412

		84,254

Personal Care Products - 0.1%
Kenvue, Inc. 5.00%, 03/22/2030	112,000	107,933

Pharmaceuticals - 0.4%
AbbVie, Inc.
3.20%, 05/14/2026	47,000	44,312
4.05%, 11/21/2039	40,000	31,395
Bristol-Myers Squibb Co. 6.40%, 11/15/2063 (G)	58,000	57,824
Merck & Co., Inc. 5.00%, 05/17/2053	87,000	74,817
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	75,000	66,143
Viatris, Inc. 2.30%, 06/22/2027	76,000	65,184

		339,675

Professional Services - 0.1%
Equifax, Inc.
2.60%, 12/01/2024	52,000	50,097
5.10%, 12/15/2027	79,000	76,127

		126,224

Residential REITs - 0.1%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	48,000	40,124
Realty Income Corp. 4.90%, 07/15/2033	75,000	66,815

		106,939

Retail REITs - 0.1%
Simon Property Group LP 5.50%, 03/08/2033	69,000	64,260

Semiconductors & Semiconductor Equipment - 0.8%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	115,000	100,890
Broadcom, Inc. 3.14%, 11/15/2035 (D)	87,000	61,541
Foundry JV Holdco LLC 5.88%, 01/25/2034 (D)	200,000	185,948
KLA Corp. 3.30%, 03/01/2050	80,000	50,775
Microchip Technology, Inc. 0.98%, 09/01/2024	70,000	67,074
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	39,000	22,231
3.40%, 05/01/2030	75,000	63,031
QUALCOMM, Inc. 3.25%, 05/20/2050 (E)	65,000	41,785
Skyworks Solutions, Inc. 1.80%, 06/01/2026	39,000	34,802
TSMC Global Ltd. 1.38%, 09/28/2030 (D)	200,000	150,247

		778,324

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Software - 0.5%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (E)	$ 15,000	$ 12,541
Fiserv, Inc. 5.45%, 03/02/2028	71,000	69,631
Infor, Inc. 1.75%, 07/15/2025 (D)	68,000	62,695
Intuit, Inc. 5.50%, 09/15/2053	33,000	30,182
Oracle Corp.
3.65%, 03/25/2041	57,000	38,998
6.90%, 11/09/2052	91,000	90,217
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (D)	78,000	34,190
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	114,000	110,139
Workday, Inc. 3.50%, 04/01/2027	73,000	67,797

		516,390

Tobacco - 0.2%
BAT Capital Corp. 6.42%, 08/02/2033	103,000	97,418
Philip Morris International, Inc. 5.63%, 11/17/2029	77,000	75,400

		172,818

Transportation Infrastructure - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031	153,000	113,723

Wireless Telecommunication Services - 0.1%
T-Mobile USA, Inc. 3.88%, 04/15/2030	135,000	117,729

Total Corporate Debt Securities (Cost $15,814,570)		13,985,806

FOREIGN GOVERNMENT OBLIGATION - 0.1%
Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	116,000	106,914

Total Foreign Government Obligation (Cost $115,768)		106,914

MORTGAGE-BACKED SECURITIES - 2.3%
Alternative Loan Trust Series 2007-22, Class 2A16, 6.50%, 09/25/2037	139,651	51,576
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (D)	35,266	31,420
CIM Trust Series 2021-R6, Class A1, 1.43% (C), 07/25/2061 (D)	154,145	129,009
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4,
4.02%, 03/11/2047	50,979	50,788
Series 2015-GC27, Class B,
3.77%, 02/10/2048	157,700	147,310
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (C), 09/25/2064 (D)	20,997	19,934

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust Series 2015-3BP, Class A, 3.18%, 02/10/2035 (D)	$ 310,000	$ 291,770
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (C), 01/25/2060 (D)	136,093	106,792
Series 2021-RPL6, Class A1,
2.00% (C), 10/25/2060 (D)	117,734	99,862
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (D)	150,000	143,261
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 0.00% (C), 03/18/2035	10,540	8,684
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 6.24% (C), 10/25/2034	9,518	9,146
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.34% (C), 08/25/2037	81,842	58,923
Merrill Lynch Mortgage Investors Trust Series 2003-F, Class A1, 1-Month Term SOFR + 0.75%, 6.08% (C), 10/25/2028	5,042	4,658
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (C), 12/25/2052 (D)	23,052	20,639
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (C), 01/25/2054 (D)	11,776	10,790
Series 2014-2A, Class A3,
3.75% (C), 05/25/2054 (D)	29,983	27,008
Series 2014-3A, Class AFX3,
3.75% (C), 11/25/2054 (D)	22,053	19,607
Series 2016-3A, Class A1B,
3.25% (C), 09/25/2056 (D)	19,161	16,898
Series 2017-1A, Class A1,
4.00% (C), 02/25/2057 (D)	39,491	36,160
Series 2017-3A, Class A1,
4.00% (C), 04/25/2057 (D)	67,784	62,052
Series 2017-4A, Class A1,
4.00% (C), 05/25/2057 (D)	23,148	20,824
Series 2018-RPL1, Class A1,
3.50% (C), 12/25/2057 (D)	25,990	24,063
Series 2019-4A, Class A1B,
3.50% (C), 12/25/2058 (D)	87,829	77,808
Series 2019-5A, Class A1B,
3.50% (C), 08/25/2059 (D)	74,257	66,876
OBX Trust Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (D)	89,613	88,157
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 6.15% (C), 01/19/2034	27,853	25,763

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (C), 10/25/2056 (D)	$ 4,117	$ 4,077
Series 2017-3, Class A1,
2.75% (C), 07/25/2057 (D)	7,087	6,920
Series 2017-6, Class A1,
2.75% (C), 10/25/2057 (D)	19,176	18,170
Series 2018-1, Class A1,
3.00% (C), 01/25/2058 (D)	28,428	27,281
Series 2018-3, Class A1,
3.75% (C), 05/25/2058 (D)	75,678	71,333
Series 2018-4, Class A1,
3.00% (C), 06/25/2058 (D)	120,023	107,716
Series 2020-4, Class A1,
1.75%, 10/25/2060 (D)	108,789	92,978
Series 2021-1, Class A1,
2.25% (C), 11/25/2061 (D)	137,140	121,025
Series 2023-1, Class A1,
3.75%, 01/25/2063 (D)	127,282	115,141

Total Mortgage-Backed Securities (Cost $2,527,476)		2,214,419

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.4%
Federal Home Loan Mortgage Corp. 1-Year RFUCC Treasury + 1.90%, 4.40% (C), 02/01/2041	412	406
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	245,000	189,015
2.89%, 06/25/2027	21,774	21,418
3.01%, 07/25/2025	188,000	180,453
3.06% (C), 08/25/2024	344,761	337,354
Federal National Mortgage Association
3.50%, 11/01/2028 - 01/01/2029	24,818	23,656
4.00%, 10/01/2025 - 07/01/2026	3,728	3,616
1-Year RFUCC Treasury + 1.75%, 4.25% (C), 03/01/2041	424	418
4.50%, 02/01/2025 - 08/01/2052	198,089	177,321
5.00%, 04/01/2039 - 04/01/2053	624,949	578,537
5.50%, 09/01/2036 - 03/01/2053	297,343	285,395
6.00%, 05/01/2038 - 04/01/2040	53,254	53,383
6.50%, 05/01/2040	14,688	14,909
Government National Mortgage Association REMICS, Interest Only STRIPS Series 2012-120, 0.64% (C), 02/16/2053	69,113	1,082
Tennessee Valley Authority 5.88%, 04/01/2036	79,000	82,185
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2038 - 11/01/2053 (G)	1,027,000	807,799
2.50%, 11/01/2038 - 11/01/2053 (G)	2,396,000	1,880,697
3.00%, 11/01/2038 - 11/01/2053 (G)	1,966,000	1,597,628
3.50%, 11/01/2038 - 11/01/2053 (G)	1,511,000	1,279,477
4.00%, 11/01/2053 (G)	845,000	730,820
4.50%, 11/01/2053 (G)	746,000	666,950
5.50%, 11/01/2053 (G)	938,000	890,285
6.00%, 11/01/2053 (G)	339,000	329,921

Total U.S. Government Agency Obligations (Cost $10,448,629)		10,132,725

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 9.4%
U.S. Treasury - 8.6%
U.S. Treasury Bonds
1.25%, 05/15/2050	$ 241,000	$ 107,047
1.88%, 02/15/2051 - 11/15/2051	508,000	268,127
2.00%, 02/15/2050	184,000	101,603
2.25%, 08/15/2046 - 02/15/2052	215,000	127,006
2.38%, 02/15/2042 - 05/15/2051	277,000	177,886
2.50%, 02/15/2045 - 05/15/2046	585,000	377,292
2.75%, 08/15/2042 - 11/15/2047	731,500	501,747
2.88%, 08/15/2045 - 05/15/2049	356,300	243,793
3.00%, 05/15/2042 - 08/15/2052	367,700	257,330
3.13%, 02/15/2042 - 05/15/2048	333,500	243,501
3.63%, 02/15/2044 - 05/15/2053	535,600	423,892
3.88%, 02/15/2043	107,000	89,445
4.00%, 11/15/2052	115,000	96,820
4.13%, 08/15/2053	63,000	54,308
5.25%, 02/15/2029	115,000	116,882
U.S. Treasury Notes
0.25%, 08/31/2025	351,000	321,357
0.63%, 05/15/2030 - 08/15/2030	472,000	358,486
0.88%, 06/30/2026	204,000	183,759
1.13%, 02/15/2031	596,000	462,249
1.25%, 11/30/2026	135,000	121,099
1.38%, 11/15/2031	178,000	136,921
1.50%, 08/15/2026 - 02/15/2030	234,300	201,824
1.63%, 02/15/2026 - 05/15/2031	651,900	545,888
1.88%, 02/15/2032	143,100	113,977
2.13%, 05/15/2025	43,000	41,047
2.25%, 11/15/2025 - 11/15/2027	180,300	164,959
2.50%, 05/31/2024	37,000	36,364
2.75%, 05/15/2025 - 08/15/2032	330,000	295,839
2.88%, 05/15/2028 - 05/15/2032	1,059,200	961,260
3.13%, 11/15/2028	318,500	293,866
3.38%, 05/15/2033	25,000	22,160
3.50%, 02/15/2033	93,000	83,453
3.63%, 05/31/2028	259,000	246,394
3.88%, 08/15/2033	239,900	221,345
4.13%, 09/30/2027 - 11/15/2032	312,800	299,931

		8,298,857

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	263,883	147,800
1.75%, 01/15/2028	105,513	102,005
2.50%, 01/15/2029	389,942	389,680
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	209,531	179,867

		819,352

Total U.S. Government Obligations (Cost $11,147,272)		9,118,209

COMMERCIAL PAPER - 8.0%
Banks - 4.2%
Australia & New Zealand Banking Group Ltd. 5.80% (H), 01/08/2024 (D)	400,000	395,886
Bedford Row Funding Corp. 5.78% (H), 01/09/2024 (D)	500,000	494,692

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
COMMERCIAL PAPER (continued)
Banks (continued)
Cooperatieve Rabobank UA 5.78% (H), 02/01/2024	$ 450,000	$ 443,683
Lloyds Bank PLC 5.85% (H), 01/29/2024	450,000	443,768
Macquarie Bank Ltd. 5.86% (H), 03/01/2024 (D)	500,000	490,403
National Bank of Canada 5.86% (H), 02/01/2024 (D)	450,000	443,600
Nordea Bank Abp 5.80% (H), 03/05/2024 (D)	450,000	441,427
Standard Chartered Bank 5.89% (H), 03/07/2024 (D)	465,000	455,914
Svenska Handelsbanken AB 5.85% (H), 01/24/2024 (D)	500,000	493,638

		4,103,011

Financial Services - 3.0%
Alinghi Funding Co. LLC 5.92% (H), 04/10/2024 (D)	450,000	438,417
Anglesea Funding LLC 5.84% (H), 01/29/2024 (D)	475,000	468,409
Britannia Funding Co. LLC 5.90% (H), 02/07/2024 (D)	500,000	492,325
Fairway Finance Co. LLC 5.46% (H), 11/10/2023 (D)	475,000	474,296
GTA Funding LLC 5.84% (H), 02/21/2024 (D)	450,000	442,124
Liberty Street Funding LLC 5.60% (H), 11/20/2023 (D)	250,000	249,256
Starbird Funding Corp. 5.86% (H), 02/01/2024 (D)	333,000	328,239

		2,893,066

Health Care Providers & Services - 0.5%
Columbia Funding Co. LLC 5.84% (H), 03/05/2024 (D)	500,000	490,151

Software - 0.3%
Manhattan Asset Funding Co. LLC 5.75% (H), 01/09/2024 (D)	300,000	296,793

Total Commercial Paper (Cost $7,783,007)		7,783,021

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.1%
U.S. Treasury Bills
5.41% (H), 11/02/2023	$ 128,000	$ 127,981
5.46% (H), 12/07/2023	508,000	505,322
5.48% (H), 01/18/2024	466,000	460,640

Total Short-Term U.S. Government Obligations (Cost $1,093,904)		1,093,943

	Shares	Value
OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (H)	433,555	433,555

Total Other Investment Company (Cost $433,555)		433,555

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 2.50% (H), dated 10/31/2023, to be repurchased at $824,310 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a total value of $840,910.	$ 824,253	824,253

Total Repurchase Agreement (Cost $824,253)		824,253

Total Investments (Cost $90,568,306)		105,345,654
Net Other Assets (Liabilities) - (8.5)%		(8,283,208)

Net Assets - 100.0%		$ 97,062,446

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	4	12/15/2023	$842,171	$842,450	$279	$—

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$57,215,085	$—	$—	$57,215,085
Preferred Stock	84,576	—	—	84,576
Asset-Backed Securities	—	2,353,148	—	2,353,148
Corporate Debt Securities	—	13,985,806	—	13,985,806
Foreign Government Obligation	—	106,914	—	106,914
Mortgage-Backed Securities	—	2,214,419	—	2,214,419
U.S. Government Agency Obligations	—	10,132,725	—	10,132,725
U.S. Government Obligations	—	9,118,209	—	9,118,209
Commercial Paper	—	7,783,021	—	7,783,021
Short-Term U.S. Government Obligations	—	1,093,943	—	1,093,943
Other Investment Company	433,555	—	—	433,555
Repurchase Agreement	—	824,253	—	824,253

Total Investments	$57,733,216	$47,612,438	$—	$105,345,654

Other Financial Instruments
Futures Contracts (J)	$279	$—	$—	$279

Total Other Financial Instruments	$279	$—	$—	$279

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $14,693,619, representing 15.1% of the Fund’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $424,506, collateralized by cash collateral of $433,555. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at October 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $89,744,053) (including securities loaned of $424,506)	$104,521,401
Repurchase agreement, at value (cost $824,253)	824,253
Cash collateral pledged at broker for:
Futures contracts	55,000
Receivables and other assets:
Investments sold	657,154
Net income from securities lending	414
Shares of beneficial interest sold	4,732
Dividends	37,016
Interest	284,981
Tax reclaims	2,201
Variation margin receivable on futures contracts	4,478
Other assets	79,960
Total assets	106,471,590

Liabilities:
Cash collateral received upon return of:
Securities on loan	433,555
Payables and other liabilities:
Investments purchased	100,954
When-issued, delayed-delivery, forward and TBA commitments purchased	8,361,735
Shares of beneficial interest redeemed	399,277
Investment management fees	41,974
Distribution and service fees	24,603
Transfer agent fees	488
Trustee and CCO fees	28
Audit and tax fees	36,582
Custody fees	1,834
Legal fees	1,141
Printing and shareholder reports fees	506
Registration fees	240
Other accrued expenses	6,227
Total liabilities	9,409,144
Net assets	$97,062,446

Net assets consist of:
Paid-in capital	$80,547,983
Total distributable earnings (accumulated losses)	16,514,463
Net assets	$97,062,446

Net assets by class:
Class I3	$42,972,473
Class R	54,089,973
Shares outstanding (unlimited shares, no par value):
Class I3	3,979,692
Class R	5,007,766
Net asset value per share: (A)
Class I3	$10.80
Class R	10.80
Maximum offering price per share:

(A)	Net asset value per share for Class I3 and R shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$944,009
Interest income	1,702,418
Net income from securities lending	6,413
Withholding taxes on foreign income	(2,932)
Total investment income	2,649,908

Expenses:
Investment management fees	496,388
Distribution and service fees:
Class R	290,477
Transfer agent fees:
Class I3	3,399
Class R	1,270
Trustee and CCO fees	4,117
Audit and tax fees	37,712
Custody fees	10,720
Legal fees	6,588
Printing and shareholder reports fees	3,793
Registration fees	21,072
Other	27,746
Total expenses	903,282

Net investment income (loss)	1,746,626

Net realized gain (loss) on:
Investments	1,737,734
Futures contracts	85,222
Net realized gain (loss)	1,822,956

Net change in unrealized appreciation (depreciation) on:
Investments	3,628,536
Futures contracts	(23,765)
Net change in unrealized appreciation (depreciation)	3,604,771
Net realized and change in unrealized gain (loss)	5,427,727
Net increase (decrease) in net assets resulting from operations	$7,174,353

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$1,746,626	$1,218,125
Net realized gain (loss)	1,822,956	3,762,754
Net change in unrealized appreciation (depreciation)	3,604,771	(23,876,663)
Net increase (decrease) in net assets resulting from operations	7,174,353	(18,895,784)

Dividends and/or distributions to shareholders:
Class I3	(2,758,326)	(5,295,665)
Class R	(3,232,105)	(6,629,074)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,990,431)	(11,924,739)

Capital share transactions:
Proceeds from shares sold:
Class I3	583,173	1,010,065
Class R	1,516,651	3,262,119
	2,099,824	4,272,184
Dividends and/or distributions reinvested:
Class I3	2,758,326	5,295,665
Class R	3,232,105	6,629,074
	5,990,431	11,924,739
Cost of shares redeemed:
Class I3	(4,944,458)	(6,893,822)
Class R	(7,340,725)	(13,417,907)
	(12,285,183)	(20,311,729)
Net increase (decrease) in net assets resulting from capital share transactions	(4,194,928)	(4,114,806)
Net increase (decrease) in net assets	(3,011,006)	(34,935,329)

Net assets:
Beginning of year	100,073,452	135,008,781
End of year	$97,062,446	$100,073,452
Capital share transactions - shares:
Shares issued:
Class I3	52,816	85,685
Class R	137,001	264,957
	189,817	350,642
Shares reinvested:
Class I3	262,059	418,637
Class R	307,492	521,111
	569,551	939,748
Shares redeemed:
Class I3	(449,246)	(579,516)
Class R	(666,344)	(1,102,791)
	(1,115,590)	(1,682,307)
Net increase (decrease) in shares outstanding:
Class I3	(134,371)	(75,194)
Class R	(221,851)	(316,723)
	(356,222)	(391,917)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.71	$13.87	$11.62	$10.99	$10.21

Investment operations:
Net investment income (loss) (A)	0.22	0.16	0.13	0.16	0.19
Net realized and unrealized gain (loss)	0.55	(2.04)	2.72	0.91	1.08
Total investment operations	0.77	(1.88)	2.85	1.07	1.27

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.16)	(0.14)	(0.17)	(0.20)
Net realized gains	(0.46)	(1.12)	(0.46)	(0.27)	(0.29)
Total dividends and/or distributions to shareholders	(0.68)	(1.28)	(0.60)	(0.44)	(0.49)

Net asset value, end of year	$10.80	$10.71	$13.87	$11.62	$10.99
Total return	7.40%	(14.90)%	25.21%	10.01%	13.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$42,972	$44,058	$58,098	$52,587	$50,316
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.57%	0.58%
Including waiver and/or reimbursement and recapture	0.59%	0.58%	0.58%	0.57%	0.57%
Net investment income (loss) to average net assets	1.98%	1.32%	1.04%	1.44%	1.80%
Portfolio turnover rate	34%	35%	37%	51%	45%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.71	$13.87	$11.62	$10.99	$10.20

Investment operations:
Net investment income (loss) (A)	0.16	0.10	0.07	0.11	0.14
Net realized and unrealized gain (loss)	0.55	(2.04)	2.72	0.90	1.09
Total investment operations	0.71	(1.94)	2.79	1.01	1.23

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.10)	(0.08)	(0.11)	(0.15)
Net realized gains	(0.46)	(1.12)	(0.46)	(0.27)	(0.29)
Total dividends and/or distributions to shareholders	(0.62)	(1.22)	(0.54)	(0.38)	(0.44)

Net asset value, end of year	$10.80	$10.71	$13.87	$11.62	$10.99
Total return	6.85%	(15.34)%	24.59%	9.43%	12.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$54,090	$56,015	$76,911	$66,033	$70,357
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.09%	1.07%	1.07%	1.07%	1.07%
Including waiver and/or reimbursement and recapture	1.09%	1.07%	1.07%	1.07%	1.07	%(B)
Net investment income (loss) to average net assets	1.47%	0.82%	0.55%	0.96%	1.32%
Portfolio turnover rate	34%	35%	37%	51%	45%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Balanced II (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class I3 and Class R.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

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Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads,

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.
Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or

Transamerica Funds	Annual Report 2023

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$433,555	$—	$—	$—	$433,555
Total Borrowings	$433,555	$—	$—	$—	$433,555

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$279	$—	$—	$279
Total	$—	$—	$279	$—	$—	$279

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$11,246	$—	$73,976	$—	$—	$85,222
Total	$11,246	$—	$73,976	$—	$—	$85,222

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(11,665)	$—	$(12,100)	$—	$—	$(23,765)
Total	$(11,665)	$—	$(12,100)	$—	$—	$(23,765)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$487,614
Average notional value of contracts – short	(48,063)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset Class Allocation: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock Fund and contributes to greater volatility relative to an all-bond Fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 97,062,446	100.00%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM at an annual rate of 0.48% of daily average net assets.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class I3	0.63%	March 1, 2024
Class R	1.10	March 1, 2024
Prior to March 1, 2023
Class I3	0.66

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,400	$ 287

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 23,896,388	$ 7,751,651	$ 33,113,059	$ 7,248,520

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (225,548)	$ 225,548

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 88,369,092	$ 23,077,002	$ (6,100,440)	$ 16,976,562

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 1,721,411	$ —	$ 4,269,020	$ —	$ 2,280,493	$ —	$ 9,644,246	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 231,021	$ —	$ 1,942,616	$ —	$ —	$ (2,635,736)	$ 16,976,562

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Balanced II

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Balanced II (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $897,897 of qualified dividend income.

For corporate shareholders, 49% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $4,269,020 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Balanced II (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of J.P. Morgan Investment Management Inc. and Aegon USA Investment Management, LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions. The Board also noted that the Fund is closed to new investors.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class R Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Board also noted that the Fund’s fixed income sub-adviser, Aegon USA Investment Management, LLC (“AUIM”), had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of four Transamerica Partners funds on May 19, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Institutional Asset Allocation – Intermediate Horizon, effective as of that date in place of its own historical performance record. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and

Transamerica Funds	Annual Report 2023

Transamerica Balanced II

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to J.P. Morgan Investment Management Inc. (“J.P. Morgan”), the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio. With respect to AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates, including AUIM, in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Fund. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA BAL II 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023 was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining inflation. While the pace of rate increases has slowed in recent months, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. Elevated policy uncertainty has translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023.

Economic activity exceeded expectations during the period, illustrated by annualized real gross domestic product growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance as of period end has been in line with 2022 levels, but the rise in long-term yields has incentivized less long-dated supply, which has been overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Bond (Class A) returned 0.58%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned 0.36%.

STRATEGY REVIEW

Over the fiscal year, the sub-adviser expected increasing macro headwinds due to the Fed’s continued focus on tempering inflation. This led the sub-adviser to reduce risk within the Fund while still maintaining an overweight to spread-based assets relative to the benchmark. The Fund’s modest duration underweight was closed in early 2023 given attractive yield levels and slowing growth expectations.

High yield corporate exposure was managed down over the period as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies, particularly as the ‘higher-for-longer’ rates view took hold. Allocations to commercial mortgage-backed securities (“CMBS”) collateralized by office and hotel properties were also reduced given expectations for continued pressure on commercial real estate.

Allocations to investment grade corporate bonds increased modestly over the period, with the largest increases in energy, banking and capital goods, and the sub-adviser also added to agency residential mortgage-backed exposure as valuations became more attractive in the sector. Asset-backed securities (“ABS”) positioning was adjusted to increase allocations to short-dated, AAA-rated auto and timeshare deals given the sub-adviser’s positive fundamental views on the sub-sectors and attractiveness of yields on the front end of the curve.

The overweight to risk-based assets benefited relative returns over the fiscal year given the additional yield generated by these securities relative to the benchmark. Duration and curve positioning also benefited relative performance while spread-related impacts detracted.

The largest sector contributors to relative returns included security selection within investment grade corporate credit as well as an overweight allocation to and security selection within ABS. Positioning within government securities was the largest detractor given the longer-duration profile within the sector relative to the benchmark. Security selection in CMBS also detracted, mainly due to office-related exposures.

Within corporate credit, security selection in consumer sectors contributed the most to relative returns, followed by the overweight to finance companies. Detractors included selection in the technology and banking sectors.

Bradley D Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(4.22)%	(1.31)%	0.58%	06/29/1987
Class A (NAV)	0.58%	(0.34)%	1.08%	06/29/1987
Bloomberg US Aggregate Bond Index (A)	0.36%	(0.06)%	0.88%
Class C (POP)	(1.07)%	(1.00)%	0.40%	11/11/2002
Class C (NAV)	(0.10)%	(1.00)%	0.40%	11/11/2002
Class I (NAV)	1.11%	0.07%	1.44%	11/30/2009
Class I2 (NAV)	1.03%	0.13%	1.51%	11/08/2004
Class R (NAV)	0.52%	N/A	(7.86)%	03/01/2022
Class R6 (NAV)	1.03%	0.10%	1.07%	05/29/2015

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk and liquidity risk. Interest rates may go up, causing the value of the Fund’s investments to decline. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. These risks are described in more detail in the prospectus

Transamerica Funds	Annual Report 2023

Transamerica Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$944.10	$4.16	$1,021.00	$4.28	0.84%
Class C	1,000.00	939.10	7.56	1,017.50	7.78	1.53
Class I	1,000.00	945.90	2.48	1,022.70	2.55	0.50
Class I2	1,000.00	946.20	2.18	1,023.00	2.24	0.44
Class R	1,000.00	943.60	4.70	1,020.40	4.84	0.95
Class R6	1,000.00	946.10	2.18	1,023.00	2.24	0.44

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	42.0%
U.S. Government Obligations	27.5
Asset-Backed Securities	11.6
Mortgage-Backed Securities	9.3
U.S. Government Agency Obligations	6.9
Short-Term U.S. Government Obligations	2.8
Commercial Paper	2.3
Repurchase Agreement	1.5
Other Investment Company	1.1
Foreign Government Obligations	0.4
Loan Assignment	0.2
Net Other Assets (Liabilities) ^	(5.6)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.34
Duration †	5.91

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	37.2%
AAA	14.7
AA	1.4
A	13.6
BBB	23.5
BB	8.1
B	2.6
CCC and Below	0.5
Not Rated	4.0
Net Other Assets (Liabilities) ^	(5.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 11.6%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$714,503	$699,464
Accelerated LLC
Series 2021-1H, Class B,
1.90%, 10/20/2040 (A)	2,434,989	2,189,817
Series 2021-1H, Class D,
3.58%, 10/20/2040 (A)	1,458,340	1,306,937
ACM Auto Trust Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	3,022,804	3,024,683
Anchorage Capital CLO 16 Ltd. Series 2020-16A, Class CR, 3-Month Term SOFR + 2.66%, 8.06% (B), 01/19/2035 (A)	2,700,000	2,650,050
Anchorage Capital CLO 25 Ltd. Series 2022-25A, Class C, 3-Month Term SOFR + 2.35%, 7.77% (B), 04/20/2035 (A)	4,400,000	4,240,584
Anchorage Capital CLO 9 Ltd. Series 2016-9A, Class AR2, 3-Month Term SOFR + 1.40%, 6.80% (B), 07/15/2032 (A)	3,600,000	3,572,309
Aqua Finance Trust Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	1,945,113	1,705,961
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	4,255,000	4,198,356
Battalion CLO XVI Ltd. Series 2019-16A, Class CR, 3-Month Term SOFR + 2.51%, 7.93% (B), 12/19/2032 (A)	3,100,000	2,912,664
Battalion CLO XXI Ltd. Series 2021-21A, Class A, 3-Month Term SOFR + 1.44%, 6.84% (B), 07/15/2034 (A)	2,880,000	2,833,021
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (A)	66,667	64,207
BXG Receivables Note Trust
Series 2020-A, Class A,
1.55%, 02/28/2036 (A)	834,888	749,238
Series 2023-A, Class A,
5.77%, 11/15/2038 (A)	3,525,445	3,448,324
CARS-DB4 LP
Series 2020-1A, Class A1,
2.69%, 02/15/2050 (A)	1,093,704	1,037,960
Series 2020-1A, Class A4,
3.19%, 02/15/2050 (A)	5,938,631	5,625,503
CARS-DB5 LP Series 2021-1A, Class A3, 1.92%, 08/15/2051 (A)	4,103,691	3,526,160
CARS-DB7 LP Series 2023-1A, Class A1, 5.75%, 09/15/2053 (A)	3,986,667	3,906,984
Countrywide Asset-Backed Certificates Series 2002-S3, Class A5, 4.93% (B), 05/25/2032	6,731	6,152

	Principal	Value
ASSET-BACKED SECURITIES (continued)
DataBank Issuer Series 2021-1A, Class A2, 2.06%, 02/27/2051 (A)	$ 4,727,000	$ 4,162,847
Diamond Infrastructure Funding LLC Series 2021-1A, Class A, 1.76%, 04/15/2049 (A)	3,375,000	2,873,898
Dryden 80 CLO Ltd. Series 2019-80A, Class AR, 3-Month Term SOFR + 1.25%, 6.65% (B), 01/17/2033 (A)	3,500,000	3,452,498
ExteNet LLC Series 2019-1A, Class A2, 3.20%, 07/25/2049 (A)	2,765,000	2,668,019
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (A)	2,534,590	1,785,780
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	2,823,328	2,086,003
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	3,574,743	2,746,791
GSAA Home Equity Trust Series 2006-1, Class A3, 1-Month Term SOFR + 0.77%, 6.10% (B), 01/25/2036	927,208	384,500
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	3,375,000	3,337,414
Hilton Grand Vacations Trust
Series 2018-AA, Class C,
4.00%, 02/25/2032 (A)	342,488	328,127
Series 2023-1A, Class A,
5.72%, 01/25/2038 (A)	3,019,366	2,994,980
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.88% (B), 10/20/2034 (A)	6,500,000	6,363,786
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	258,474	254,302
JGWPT XXIII LLC Series 2011-1A, Class A, 4.70%, 10/15/2056 (A)	1,027,437	933,918
Lehman XS Trust Series 2005-8, Class 1A3, 1-Month Term SOFR + 0.81%, 6.14% (B), 12/25/2035	673,257	737,854
MVW LLC
Series 2019-2A, Class B,
2.44%, 10/20/2038 (A)	470,949	436,801
Series 2021-1WA, Class A,
1.14%, 01/22/2041 (A)	3,294,045	2,993,173
Series 2021-1WA, Class C,
1.94%, 01/22/2041 (A)	2,620,063	2,363,477
MVW Owner Trust
Series 2019-1A, Class A,
2.89%, 11/20/2036 (A)	798,777	765,194
Series 2023-1A, Class A,
4.93%, 10/20/2040 (A)	4,757,349	4,601,438

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Octagon 54 Ltd. Series 2021-1A, Class A1, 3-Month Term SOFR + 1.38%, 6.78% (B), 07/15/2034 (A)	$ 2,750,000	$ 2,716,755
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (A)	93,699	90,685
Series 2018-A, Class C,
3.74%, 11/08/2030 (A)	239,788	231,037
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	202,089	194,548
Series 2019-A, Class C,
3.61%, 04/09/2038 (A)	202,088	191,763
Pikes Peak CLO 4 Series 2019-4A, Class AR, 3-Month Term SOFR + 1.46%, 6.86% (B), 07/15/2034 (A)	4,395,000	4,355,898
Santander Drive Auto Receivables Trust
Series 2020-2, Class D,
2.22%, 09/15/2026	636,052	626,334
Series 2021-1, Class D,
1.13%, 11/16/2026	7,150,000	6,925,087
Series 2021-2, Class D,
1.35%, 07/15/2027	6,874,000	6,555,811
Series 2021-4, Class C,
1.26%, 02/16/2027	8,250,000	8,016,987
Series 2022-2, Class A3,
2.98%, 10/15/2026	2,101,768	2,083,515
Series 2023-5, Class A2,
6.31%, 07/15/2027	4,835,000	4,834,266
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	219,456	214,782
Series 2019-2A, Class A,
2.59%, 05/20/2036 (A)	311,285	302,723
Series 2019-2A, Class D,
4.54%, 05/20/2036 (A)	315,835	302,426
Series 2020-2A, Class A,
1.33%, 07/20/2037 (A)	154,371	144,896
Series 2020-2A, Class B,
2.32%, 07/20/2037 (A)	749,652	709,598
Series 2021-1A, Class C,
1.79%, 11/20/2037 (A)	1,511,402	1,405,883
Series 2021-1A, Class D,
3.17%, 11/20/2037 (A)	1,047,532	967,734
Series 2023-1A, Class A,
5.20%, 01/20/2040 (A)	4,012,366	3,918,032
Series 2023-2A, Class A,
5.80%, 04/20/2040 (A)	2,783,414	2,765,540
Series 2023-3A, Class A,
6.10%, 09/20/2040 (A)	6,210,000	6,181,911
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 6.62% (B), 07/25/2030 (A)	3,985,096	3,961,520
STORE Master Funding I LLC Series 2015-1A, Class A2, 4.17%, 04/20/2045 (A)	1,029,313	966,043

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Sunnova Helios V Issuer LLC Series 2021-A, Class A, 1.80%, 02/20/2048 (A)	$ 2,253,485	$ 1,892,145
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.56%, 11/25/2031 (A)	4,500,000	4,410,890
Vantage Data Centers Issuer LLC Series 2020-1A, Class A2, 1.65%, 09/15/2045 (A)	5,085,000	4,605,528
Venture 38 CLO Ltd. Series 2019-38A, Class A1R, 3-Month Term SOFR + 1.42%, 6.81% (B), 07/30/2032 (A)	5,600,000	5,526,254
Venture 43 CLO Ltd. Series 2021-43A, Class A1, 3-Month Term SOFR + 1.50%, 6.90% (B), 04/15/2034 (A)	1,100,000	1,089,196
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	2,940,358	2,931,666
VSE VOI Mortgage LLC Series 2018-A, Class A, 3.56%, 02/20/2036 (A)	224,228	218,177
Welk Resorts LLC Series 2019-AA, Class A, 2.80%, 06/15/2038 (A)	482,596	453,563
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4,
3-Month Term SOFR + 1.81%, 7.23% (B), 07/20/2029 (A)	3,815,000	3,780,241
Series 2016-2A, Class A2R,
3-Month Term SOFR + 1.84%, 7.26% (B), 10/20/2028 (A)	4,975,000	4,933,787
Series 2017-2A, Class A2R,
3-Month Term SOFR + 1.88%, 7.30% (B), 10/20/2029 (A)	4,000,000	3,960,884
Series 2022-1A, Class C,
3-Month Term SOFR + 2.85%, 8.24% (B), 04/15/2034 (A)	2,500,000	2,461,890

Total Asset-Backed Securities (Cost $196,332,976)		188,897,169

CORPORATE DEBT SECURITIES - 42.0%
Aerospace & Defense - 0.9%
Boeing Co.
5.15%, 05/01/2030	3,462,000	3,249,191
5.93%, 05/01/2060	5,124,000	4,338,628
Embraer Netherlands Finance BV 7.00%, 07/28/2030 (A)	2,343,000	2,287,121
HEICO Corp. 5.35%, 08/01/2033	4,723,000	4,344,909

		14,219,849

Automobile Components - 0.1%
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	1,909,000	1,533,437

Automobiles - 1.3%
BMW US Capital LLC 2.80%, 04/11/2026 (A)	2,081,000	1,954,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobiles (continued)
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	$ 4,705,000	$ 4,397,913
6.95%, 06/10/2026	3,663,000	3,672,963
General Motors Co. 6.25%, 10/02/2043	2,950,000	2,546,712
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (A)	3,620,000	3,577,986
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A) (C)	2,385,000	2,303,189
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	2,289,000	1,926,801

		20,379,858

Banks - 6.3%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (B), 03/11/2032	3,251,000	2,499,159
Fixed until 04/25/2033, 5.29% (B), 04/25/2034	8,653,000	7,835,260
Barclays PLC Fixed until 11/02/2025, 7.33% (B), 11/02/2026	6,599,000	6,674,978
BBVA Bancomer SA Fixed until 09/13/2029, 5.88% (B), 09/13/2034 (A)	4,265,000	3,697,906
BNP Paribas SA Fixed until 11/17/2027 (D), 9.25% (A) (B) (C)	6,164,000	6,264,455
BPCE SA 4.50%, 03/15/2025 (A)	4,325,000	4,171,874
Citigroup, Inc.
Fixed until 12/10/2025 (D), 4.00% (B)	1,836,000	1,575,074
Fixed until 05/25/2033, 6.17% (B), 05/25/2034	3,055,000	2,845,736
Deutsche Bank AG
Fixed until 10/07/2031, 3.74% (B), 01/07/2033	2,412,000	1,690,265
Fixed until 11/10/2032, 7.08% (B), 02/10/2034	3,261,000	2,878,320
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (B), 07/27/2029	890,000	862,887
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (B), 10/21/2032	6,094,000	4,594,877
ING Groep NV Fixed until 09/11/2033, 6.11% (B), 09/11/2034	4,664,000	4,379,814
Intesa Sanpaolo SpA Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	8,648,000	8,452,826
JPMorgan Chase & Co.
Fixed until 06/01/2033, 5.35% (B), 06/01/2034	6,351,000	5,877,874
Fixed until 09/14/2032, 5.72% (B), 09/14/2033	1,409,000	1,323,127

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Lloyds Banking Group PLC Fixed until 06/27/2026 (D), 6.75% (B) (C)	$ 3,493,000	$ 3,219,419
Morgan Stanley
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	3,508,000	3,211,337
Fixed until 10/18/2032, 6.34% (B), 10/18/2033	2,763,000	2,712,606
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	3,011,000	2,812,179
Fixed until 10/20/2033, 6.88% (B), 10/20/2034	3,979,000	3,982,745
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	3,236,000	2,782,531
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	2,149,000	1,956,560
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	1,866,000	1,731,298
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	1,677,000	1,687,336
UBS Group AG Fixed until 11/15/2032, 9.02% (B), 11/15/2033 (A)	4,552,000	5,109,458
US Bancorp Fixed until 06/10/2033, 5.84% (B), 06/12/2034	4,325,000	3,993,790
Wells Fargo & Co. Fixed until 07/25/2033, 5.56% (B), 07/25/2034	4,656,000	4,272,781

		103,096,472

Beverages - 0.5%
Anheuser-Busch InBev Worldwide, Inc. 4.75%, 01/23/2029	3,002,000	2,899,167
Constellation Brands, Inc.
3.15%, 08/01/2029	1,456,000	1,258,123
3.70%, 12/06/2026	835,000	783,942
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	3,655,000	3,083,760

		8,024,992

Biotechnology - 0.5%
Amgen, Inc.
2.80%, 08/15/2041	2,079,000	1,292,719
5.60%, 03/02/2043	1,634,000	1,464,013
CSL Finance PLC 4.63%, 04/27/2042 (A)	3,233,000	2,671,666
Royalty Pharma PLC 2.20%, 09/02/2030	3,437,000	2,628,252

		8,056,650

Building Products - 0.3%
Builders FirstSource, Inc. 5.00%, 03/01/2030 (A)	859,000	746,634
Lowe’s Cos., Inc. 3.75%, 04/01/2032	2,482,000	2,086,567
Standard Industries, Inc. 3.38%, 01/15/2031 (A)	2,179,000	1,649,260

		4,482,461

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Capital Markets - 0.5%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (B), 05/19/2034	$ 6,304,000	$ 5,794,308
LPL Holdings, Inc. 4.00%, 03/15/2029 (A)	3,003,000	2,582,486

		8,376,794

Chemicals - 0.7%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	678,000	457,949
Celanese US Holdings LLC 6.70%, 11/15/2033	2,371,000	2,255,963
FMC Corp. 5.65%, 05/18/2033 (C)	1,743,000	1,540,486
Mosaic Co. 4.05%, 11/15/2027	1,497,000	1,397,668
NOVA Chemicals Corp. 4.88%, 06/01/2024 (A)	2,800,000	2,752,629
Nutrien Ltd. 4.20%, 04/01/2029	3,183,000	2,922,501

		11,327,196

Commercial Services & Supplies - 1.8%
ADT Security Corp. 4.13%, 08/01/2029 (A) (C)	2,728,000	2,339,669
Ashtead Capital, Inc.
4.25%, 11/01/2029 (A)	1,996,000	1,741,061
5.55%, 05/30/2033 (A)	3,738,000	3,357,099
Carlisle Cos., Inc.
2.20%, 03/01/2032	3,695,000	2,707,636
3.75%, 12/01/2027	1,573,000	1,443,553
Element Fleet Management Corp. 6.27%, 06/26/2026 (A)	4,814,000	4,786,210
General Electric Co. 4.50%, 03/11/2044	2,844,000	2,268,341
Quanta Services, Inc. 2.90%, 10/01/2030	2,214,000	1,746,634
Republic Services, Inc. 5.00%, 04/01/2034	2,316,000	2,126,740
Stericycle, Inc.
3.88%, 01/15/2029 (A)	1,868,000	1,587,150
5.38%, 07/15/2024 (A)	1,408,000	1,390,133
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	5,820,000	4,205,118

		29,699,344

Communications Equipment - 0.2%
CommScope, Inc. 4.75%, 09/01/2029 (A)	5,544,000	3,785,887

Construction & Engineering - 0.5%
Ashton Woods USA LLC/Ashton Woods Finance Co. 4.63%, 08/01/2029 - 04/01/2030 (A)	2,660,000	2,109,913
Century Communities, Inc.
3.88%, 08/15/2029 (A)	2,383,000	1,923,342
6.75%, 06/01/2027	1,319,000	1,273,311
IHS Holding Ltd. 5.63%, 11/29/2026 (A)	2,561,000	2,060,811

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
IHS Netherlands Holdco BV 8.00%, 09/18/2027 (A)	$ 1,975,000	$ 1,609,625

		8,977,002

Construction Materials - 0.2%
CRH America Finance, Inc. 3.40%, 05/09/2027 (A)	2,796,000	2,566,131
CRH America, Inc. 3.88%, 05/18/2025 (A)	1,000,000	966,298

		3,532,429

Consumer Staples Distribution & Retail - 0.8%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	4,210,000	3,134,426
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 4.63%, 01/15/2027 (A)	4,995,000	4,681,580
InRetail Consumer 3.25%, 03/22/2028 (A)	3,042,000	2,552,982
Sysco Corp. 5.95%, 04/01/2030	3,050,000	3,032,658

		13,401,646

Containers & Packaging - 0.8%
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (A)	2,004,000	1,820,514
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/2026 (A)	1,320,000	1,240,211
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	5,378,000	4,729,897
Sonoco Products Co. 2.25%, 02/01/2027	2,349,000	2,071,589
WRKCo, Inc. 3.90%, 06/01/2028	2,606,000	2,368,999

		12,231,210

Distributors - 0.1%
LKQ Corp. 6.25%, 06/15/2033 (E)	1,740,000	1,627,910

Diversified REITs - 1.5%
Broadstone Net Lease LLC 2.60%, 09/15/2031	2,768,000	1,923,728
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	2,554,000	2,132,648
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/2026 (A)	1,830,000	1,610,674
Kimco Realty OP LLC 6.40%, 03/01/2034 (C)	2,774,000	2,734,719
SBA Tower Trust
1.63%, 05/15/2051 (A)	2,000,000	1,731,119
2.84%, 01/15/2050 (A)	6,998,000	6,681,895
VICI Properties LP 4.95%, 02/15/2030	4,120,000	3,672,898
Weyerhaeuser Co. 4.00%, 04/15/2030	3,548,000	3,108,569

		23,596,250

Diversified Telecommunication Services - 0.5%
Verizon Communications, Inc.
1.68%, 10/30/2030	3,771,000	2,816,460

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified Telecommunication Services (continued)
Verizon Communications, Inc. (continued)
1.75%, 01/20/2031	$ 3,167,000	$ 2,346,243
4.13%, 03/16/2027	2,312,000	2,191,795

		7,354,498

Electric Utilities - 1.0%
Black Hills Corp.
3.15%, 01/15/2027	2,031,000	1,853,783
4.25%, 11/30/2023	1,538,000	1,534,687
Cleveland Electric Illuminating Co. 3.50%, 04/01/2028 (A)	4,828,000	4,318,170
Duke Energy Corp. 5.00%, 12/08/2027	1,220,000	1,179,486
EDP Finance BV 3.63%, 07/15/2024 (A)	3,316,000	3,252,152
EnfraGen Energia Sur SA/EnfraGen Spain SA/Prime Energia SpA 5.38%, 12/30/2030 (F)	1,685,000	1,121,773
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A)	1,200,000	1,050,000
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,124,000	1,577,122

		15,887,173

Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc. 2.95%, 02/15/2032	3,008,000	2,282,933
Keysight Technologies, Inc. 4.60%, 04/06/2027	3,132,000	2,988,214
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	210,000	168,037
4.38%, 02/15/2030 (A)	2,676,000	2,261,812
Trimble, Inc. 6.10%, 03/15/2033	4,170,000	3,989,534

		11,690,530

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	1,882,000	1,735,613

Financial Services - 1.8%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	3,878,000	3,708,684
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	2,080,000	1,870,298
3.50%, 11/01/2027 (A)	1,633,000	1,434,553
5.50%, 12/15/2024 (A)	5,426,000	5,339,059
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	3,669,000	3,467,496
5.50%, 01/15/2026 (A)	5,029,000	4,841,708
Mexico Remittances Funding Fiduciary Estate Management SARL 4.88%, 01/15/2028 (A)	5,183,300	4,578,359
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	4,725,000	4,489,645

		29,729,802

Food Products - 0.9%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,205,000	2,041,304
2.75%, 05/14/2031	2,417,000	1,917,040

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Cargill, Inc. 5.13%, 10/11/2032 (A)	$ 1,658,000	$ 1,571,904
J M Smucker Co. 6.50%, 11/15/2043	1,697,000	1,615,533
Post Holdings, Inc.
4.63%, 04/15/2030 (A)	680,000	569,424
5.50%, 12/15/2029 (A)	2,687,000	2,383,223
5.63%, 01/15/2028 (A)	800,000	744,029
Viterra Finance BV 4.90%, 04/21/2027 (A)	4,505,000	4,291,311

		15,133,768

Health Care Equipment & Supplies - 0.5%
Alcon Finance Corp.
2.75%, 09/23/2026 (A)	2,253,000	2,061,607
5.75%, 12/06/2052 (A)	739,000	670,276
Boston Scientific Corp. 4.70%, 03/01/2049	573,000	459,262
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	1,890,000	1,848,328
Medline Borrower LP
3.88%, 04/01/2029 (A)	1,483,000	1,253,846
5.25%, 10/01/2029 (A) (C)	489,000	416,760
Stryker Corp. 1.95%, 06/15/2030	2,505,000	1,962,632

		8,672,711

Health Care Providers & Services - 1.9%
Centene Corp.
3.00%, 10/15/2030	1,269,000	1,004,002
3.38%, 02/15/2030	4,691,000	3,879,131
4.25%, 12/15/2027	1,134,000	1,042,249
Charles River Laboratories International, Inc. 4.00%, 03/15/2031 (A)	1,839,000	1,503,493
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A) (C)	1,927,000	1,371,311
8.00%, 03/15/2026 (A)	425,000	388,778
Cigna Group 2.40%, 03/15/2030	3,285,000	2,654,470
CVS Health Corp.
4.78%, 03/25/2038	2,527,000	2,096,301
5.25%, 01/30/2031	1,679,000	1,582,312
Elevance Health, Inc.
2.25%, 05/15/2030	2,298,000	1,835,701
5.13%, 02/15/2053	1,679,000	1,402,301
HCA, Inc.
4.13%, 06/15/2029	1,697,000	1,507,303
7.50%, 11/06/2033	2,668,000	2,730,509
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	1,837,000	1,551,350
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,718,000	1,528,951
Tenet Healthcare Corp. 5.13%, 11/01/2027	2,510,000	2,317,167
UnitedHealth Group, Inc. 5.20%, 04/15/2063	3,239,000	2,725,284

		31,120,613

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 0.1%
Physicians Realty LP 2.63%, 11/01/2031	$ 2,270,000	$ 1,670,848

Hotels, Restaurants & Leisure - 1.5%
Boyd Gaming Corp. 4.75%, 12/01/2027	849,000	772,569
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	999,000	870,023
Hilton Domestic Operating Co., Inc. 3.75%, 05/01/2029 (A)	3,099,000	2,655,746
Hyatt Hotels Corp. 1.80%, 10/01/2024	1,482,000	1,425,646
International Game Technology PLC 6.50%, 02/15/2025 (A)	1,997,000	1,983,576
Light & Wonder International, Inc.
7.00%, 05/15/2028 (A)	699,000	681,358
7.25%, 11/15/2029 (A)	796,000	771,937
Marriott International, Inc.
2.75%, 10/15/2033 (C)	2,586,000	1,898,651
5.75%, 05/01/2025	316,000	314,939
MGM Resorts International
4.75%, 10/15/2028	1,627,000	1,419,419
5.75%, 06/15/2025	753,000	736,358
NCL Corp. Ltd. 5.88%, 03/15/2026 (A)	2,716,000	2,437,610
Royal Caribbean Cruises Ltd. 5.50%, 04/01/2028 (A)	1,364,000	1,243,989
Viking Cruises Ltd. 5.88%, 09/15/2027 (A)	4,525,000	4,076,572
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	3,100,000	2,308,159

		23,596,552

Household Durables - 0.2%
Mohawk Industries, Inc. 5.85%, 09/18/2028	3,321,000	3,266,493

Independent Power & Renewable Electricity Producers - 0.3%
Calpine Corp. 3.75%, 03/01/2031 (A)	4,515,000	3,597,108
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	598,000	485,188
3.63%, 02/15/2031 (A)	854,000	644,154

		4,726,450

Industrial Conglomerates - 0.2%
Veralto Corp. 5.45%, 09/18/2033 (A)	2,754,000	2,575,892

Insurance - 1.9%
Aon Corp./Aon Global Holdings PLC 5.00%, 09/12/2032	3,406,000	3,095,484
AXA SA 8.60%, 12/15/2030	4,545,000	5,214,738
Cloverie PLC for Zurich Insurance Co. Ltd. Fixed until 06/24/2026, 5.63% (B), 06/24/2046 (F)	6,935,000	6,640,263
Constellation Insurance, Inc.
6.63%, 05/01/2031 (A) (C)	1,451,000	1,258,436
6.80%, 01/24/2030 (A)	5,254,000	4,501,793

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Equitable Holdings, Inc. 5.59%, 01/11/2033	$ 4,349,000	$ 4,012,754
Global Atlantic Finance Co. 7.95%, 06/15/2033 (A)	4,724,000	4,402,783
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	2,000,000	1,893,104

		31,019,355

Interactive Media & Services - 0.4%
Baidu, Inc. 4.38%, 05/14/2024	2,436,000	2,415,805
Meta Platforms, Inc. 4.80%, 05/15/2030	2,764,000	2,668,761
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	1,686,000	1,666,331

		6,750,897

Internet & Catalog Retail - 0.1%
Expedia Group, Inc.
2.95%, 03/15/2031	248,000	195,176
3.80%, 02/15/2028	1,908,000	1,727,750

		1,922,926

Machinery - 0.4%
CNH Industrial Capital LLC 4.55%, 04/10/2028	3,340,000	3,140,640
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	3,235,000	2,695,302

		5,835,942

Marine Transportation - 0.2%
MV24 Capital BV 6.75%, 06/01/2034 (A)	3,173,227	2,757,599

Media - 1.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 5.13%, 07/01/2049	5,552,000	3,862,231
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A) (C)	1,443,000	1,282,051
7.50%, 06/01/2029 (A) (C)	1,392,000	1,013,217
Comcast Corp. 4.15%, 10/15/2028	4,529,000	4,233,691
CSC Holdings LLC 4.50%, 11/15/2031 (A)	2,454,000	1,620,920
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/2026 (A) (G) (H)	1,040,000	10,400
6.63%, 08/15/2027 (A) (G) (H)	690,000	6,900
Paramount Global 4.20%, 05/19/2032 (C)	1,746,000	1,351,533
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	2,800,000	2,308,768
5.50%, 05/15/2029 (A)	3,940,000	3,488,718

		19,178,429

Metals & Mining - 0.4%
ArcelorMittal SA 6.55%, 11/29/2027	3,586,000	3,610,601

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Glencore Funding LLC 2.63%, 09/23/2031 (A)	$ 3,837,000	$ 2,895,742
Novelis Corp.
3.25%, 11/15/2026 (A)	236,000	210,007
3.88%, 08/15/2031 (A)	236,000	184,170

		6,900,520

Mortgage Real Estate Investment Trusts - 0.3%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/2027 (A)	5,711,000	4,988,657

Office REITs - 0.2%
Corporate Office Properties LP 2.25%, 03/15/2026	1,355,000	1,225,060
Highwoods Realty LP 4.13%, 03/15/2028	1,650,000	1,423,225

		2,648,285

Oil, Gas & Consumable Fuels - 3.8%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 7.88%, 05/15/2026 (A)	2,739,000	2,758,102
Boardwalk Pipelines LP 3.40%, 02/15/2031	3,081,000	2,518,253
Cheniere Energy Partners LP
4.00%, 03/01/2031	4,950,000	4,144,701
4.50%, 10/01/2029	2,963,000	2,652,065
Chevron USA, Inc. 3.25%, 10/15/2029	1,921,000	1,708,275
Energy Transfer LP 6.00%, 06/15/2048	4,986,000	4,266,689
EnLink Midstream Partners LP 5.05%, 04/01/2045	3,754,000	2,718,234
Exxon Mobil Corp. 3.04%, 03/01/2026	2,638,000	2,506,494
NuStar Logistics LP
5.63%, 04/28/2027	2,000,000	1,886,566
5.75%, 10/01/2025	950,000	916,673
6.00%, 06/01/2026	350,000	337,590
Occidental Petroleum Corp. 5.55%, 03/15/2026	7,700,000	7,596,589
ONEOK Partners LP 4.90%, 03/15/2025	1,229,000	1,207,040
ONEOK, Inc. 6.10%, 11/15/2032	3,736,000	3,607,631
Ovintiv, Inc. 6.25%, 07/15/2033	2,521,000	2,397,710
Petroleos Mexicanos
6.50%, 01/23/2029	3,507,000	2,821,605
6.84%, 01/23/2030	2,838,000	2,211,162
6.88%, 10/16/2025	2,440,000	2,342,720
7.69%, 01/23/2050	1,593,000	988,535
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	1,853,000	1,575,891
Sabine Pass Liquefaction LLC 5.90%, 09/15/2037	2,848,000	2,738,977
Southwestern Energy Co. 5.38%, 03/15/2030	655,000	600,968

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 4.00%, 01/15/2032	$ 1,562,000	$ 1,280,949
Venture Global LNG, Inc. 9.50%, 02/01/2029 (A)	3,022,000	3,076,002
Western Midstream Operating LP 6.15%, 04/01/2033	2,408,000	2,277,762

		61,137,183

Passenger Airlines - 0.4%
American Airlines Pass-Through Trust 3.15%, 08/15/2033	1,510,105	1,259,613
Delta Air Lines Pass-Through Trust 3.20%, 10/25/2025	1,793,000	1,762,466
Delta Air Lines, Inc./SkyMiles IP Ltd. 4.75%, 10/20/2028 (A)	2,260,000	2,124,099
United Airlines Pass-Through Trust
3.75%, 03/03/2028	1,237,810	1,154,384
4.15%, 02/25/2033	1	1

		6,300,563

Personal Care Products - 0.2%
Kenvue, Inc. 5.00%, 03/22/2030 (E)	3,906,000	3,764,156

Pharmaceuticals - 1.0%
AbbVie, Inc.
3.20%, 05/14/2026	1,293,000	1,219,046
4.05%, 11/21/2039	2,871,000	2,253,390
Bausch Health Cos., Inc.
5.00%, 02/15/2029 (A)	970,000	340,024
5.25%, 01/30/2030 - 02/15/2031 (A)	3,724,000	1,313,056
6.25%, 02/15/2029 (A)	520,000	189,972
7.00%, 01/15/2028 (A)	617,000	252,998
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	1,759,000	1,612,701
Bristol-Myers Squibb Co. 6.40%, 11/15/2063 (I)	2,416,000	2,408,680
Merck & Co., Inc. 5.00%, 05/17/2053	3,270,000	2,812,071
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	2,795,000	2,464,936
Viatris, Inc. 2.30%, 06/22/2027	1,286,000	1,102,986

		15,969,860

Professional Services - 0.5%
Equifax, Inc.
2.60%, 12/01/2024	3,092,000	2,978,816
5.10%, 12/15/2027	2,528,000	2,436,074
Gartner, Inc. 4.50%, 07/01/2028 (A)	2,530,000	2,277,189

		7,692,079

Residential REITs - 0.2%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	1,736,000	1,451,136
Realty Income Corp. 4.90%, 07/15/2033	2,587,000	2,304,675

		3,755,811

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Retail REITs - 0.1%
Simon Property Group LP 5.50%, 03/08/2033	$ 2,391,000	$ 2,226,757

Semiconductors & Semiconductor Equipment - 1.3%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	3,588,000	3,147,758
Broadcom, Inc. 3.14%, 11/15/2035 (A)	3,867,000	2,735,399
Foundry JV Holdco LLC 5.88%, 01/25/2034 (A)	3,310,000	3,077,445
KLA Corp. 4.10%, 03/15/2029	2,709,000	2,527,960
Microchip Technology, Inc. 0.98%, 09/01/2024	2,636,000	2,525,806
QUALCOMM, Inc. 3.25%, 05/20/2050 (C)	1,547,000	994,475
Skyworks Solutions, Inc. 1.80%, 06/01/2026	1,473,000	1,314,455
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	6,595,000	4,954,404

		21,277,702

Software - 1.2%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029 (C)	583,000	487,412
Fiserv, Inc. 5.45%, 03/02/2028	2,472,000	2,424,341
Infor, Inc. 1.75%, 07/15/2025 (A)	2,561,000	2,361,196
Intuit, Inc. 5.50%, 09/15/2053	1,290,000	1,179,828
Oracle Corp.
3.65%, 03/25/2041	2,613,000	1,787,773
6.90%, 11/09/2052	2,973,000	2,947,425
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	2,584,000	1,132,663
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	3,982,000	3,847,118
Workday, Inc. 3.50%, 04/01/2027	3,765,000	3,496,649

		19,664,405

Specialized REITs - 0.2%
Iron Mountain, Inc. 5.25%, 03/15/2028 (A)	4,238,000	3,861,944

Technology Hardware, Storage & Peripherals - 0.2%
Dell International LLC/EMC Corp. 6.02%, 06/15/2026	809,000	809,969
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	695,000	600,414
5.13%, 04/15/2029 (A)	897,000	771,543
5.25%, 10/01/2030 (A)	2,183,000	1,806,978

		3,988,904

Tobacco - 0.4%
BAT Capital Corp. 6.42%, 08/02/2033	4,153,000	3,927,931
Philip Morris International, Inc. 5.63%, 11/17/2029	2,714,000	2,657,598

		6,585,529

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Transportation Infrastructure - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031	$ 5,616,000	$ 4,174,306

Wireless Telecommunication Services - 0.4%
Axian Telecom 7.38%, 02/16/2027 (A) (C)	682,000	605,411
T-Mobile USA, Inc.
3.50%, 04/15/2031	3,060,000	2,540,416
3.88%, 04/15/2030	1,538,000	1,341,242
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031 (A)	2,500,000	2,012,363

		6,499,432

Total Corporate Debt Securities (Cost $764,471,717)		682,411,571

FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Colombia - 0.1%
Colombia Government International Bonds 3.13%, 04/15/2031	1,792,000	1,326,191

Dominican Republic - 0.1%
Dominican Republic International Bonds
4.88%, 09/23/2032 (A)	782,000	632,670
5.50%, 01/27/2025 (F)	1,122,000	1,103,086

		1,735,756

Ecuador - 0.0% (J)
Ecuador Government International Bonds
Zero Coupon, 07/31/2030 (A)	119,808	35,576
2.50% (K), 07/31/2040 (A)	435,840	145,766
3.50% (K), 07/31/2035 (A)	950,976	359,994

		541,336

Uzbekistan - 0.2%
Republic of Uzbekistan International Bonds 3.90%, 10/19/2031 (A)	3,049,000	2,286,604

Total Foreign Government Obligations (Cost $7,330,676)		5,889,887

LOAN ASSIGNMENT - 0.2%
Commercial Services & Supplies - 0.2%
Spin Holdco, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.66% (B), 03/04/2028	3,203,213	2,725,233

Total Loan Assignment (Cost $3,187,196)		2,725,233

MORTGAGE-BACKED SECURITIES - 9.3%
20 Times Square Trust Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	2,550,000	2,142,000
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month Term SOFR + 2.42%, 7.75% (B), 09/15/2034 (A)	4,630,000	3,914,103

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Alternative Loan Trust
Series 2005-14, Class 2A1,
1-Month Term SOFR + 0.53%, 5.86% (B), 05/25/2035	$ 408,004	$ 355,717
Series 2005-14, Class 4A1,
1-Month Term SOFR + 0.55%, 5.88% (B), 05/25/2035	614,766	543,861
Series 2006-OC1, Class 2A3A,
1-Month Term SOFR + 0.75%, 6.08% (B), 03/25/2036	804,876	732,888
American Home Mortgage Assets Trust Series 2007-2, Class A1, 1-Month Term SOFR + 0.24%, 5.56% (B), 03/25/2047	254,321	215,294
BAMLL Commercial Mortgage Securities Trust
Series 2019-BPR, Class BNM,
3.47%, 11/05/2032 (A)	5,000,000	4,046,815
Series 2019-BPR, Class CNM,
3.72% (B), 11/05/2032 (A)	3,970,000	2,895,571
Banc of America Funding Trust Series 2007-3, Class TA2, 1-Month Term SOFR + 0.29%, 5.62% (B), 04/25/2037	172,480	138,617
BBCMS Mortgage Trust
Series 2018-TALL, Class C,
1-Month Term SOFR + 1.32%, 6.65% (B), 03/15/2037 (A)	7,065,000	5,669,666
Series 2018-TALL, Class E,
1-Month Term SOFR + 2.63%, 7.97% (B), 03/15/2037 (A)	2,570,000	1,473,562
BX Commercial Mortgage Trust Series 2019-XL, Class D, 1-Month Term SOFR + 1.56%, 6.90% (B), 10/15/2036 (A)	2,919,750	2,888,469
BXP Trust Series 2017-CQHP, Class D, 1-Month Term SOFR + 2.05%, 7.38% (B), 11/15/2034 (A)	1,825,000	1,496,500
CHL Mortgage Pass-Through Trust
Series 2005-11, Class 4A1,
1-Month Term SOFR + 0.38%, 5.71% (B), 04/25/2035	78,658	69,639
Series 2006-3, Class 3A1,
1-Month Term SOFR + 0.61%, 5.94% (B), 02/25/2036	1,509,764	1,275,034
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	5,205,364	4,356,522
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	34,038	31,363
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	211,334	190,264
CORE Mortgage Trust Series 2019-CORE, Class C, 1-Month Term SOFR + 1.35%, 6.68% (B), 12/15/2031 (A)	2,295,200	2,242,162

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
CSMC Trust
Series 2020-RPL4, Class A1,
2.00% (B), 01/25/2060 (A)	$ 5,746,931	$ 4,822,164
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	5,567,450	4,368,776
Series 2021-RPL3, Class A1,
2.00% (B), 01/25/2060 (A)	2,159,570	1,772,491
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	3,793,651	3,217,780
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	7,902,000	7,546,542
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month Term SOFR + 1.75%, 7.08% (B), 12/15/2036 (A)	5,107,000	5,032,995
GS Mortgage Securities Corp. Trust Series 2017-SLP, Class B, 3.77%, 10/10/2032 (A)	5,190,269	5,106,153
GSCG Trust Series 2019-600C, Class B, 3.16%, 09/06/2034 (A)	1,660,000	1,145,400
GSR Mortgage Loan Trust Series 2007-OA1, Class 2A1, 1-Month Term SOFR + 0.24%, 5.56% (B), 05/25/2037	143,864	65,002
ILPT Trust Series 2019-SURF, Class C, 4.29% (B), 02/11/2041 (A)	1,930,000	1,542,801
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.34% (B), 08/25/2037	577,468	415,757
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A,
3.29%, 01/10/2037 (A)	5,000,000	4,754,528
Series 2020-NNN, Class CFX,
3.27%, 01/16/2037 (A)	2,675,000	2,086,500
Merrill Lynch Mortgage Investors Trust Series 2006-A1, Class 1A1, 4.24% (B), 03/25/2036	722,019	425,804
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (B), 04/25/2058 (A)	380,995	362,745
Mill City Mortgage Loan Trust Series 2019-1, Class A1, 3.25% (B), 10/25/2069 (A)	3,751,031	3,512,834
New Residential Mortgage Loan Trust
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	286,029	261,965
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,091,533	999,453
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	4,970,989	4,538,029
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	482,141	441,373
Series 2018-2A, Class A1,
4.50% (B), 02/25/2058 (A)	310,907	289,961

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	$ 1,808,909	$ 1,674,795
Series 2019-2A, Class A1,
4.25% (B), 12/25/2057 (A)	1,232,411	1,141,723
Series 2019-3A, Class A1A,
3.75% (B), 11/25/2058 (A)	3,677,013	3,295,369
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	4,253,157	3,767,857
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	4,859,190	4,376,187
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	3,427,261	3,073,163
Series 2019-RPL2, Class A1,
3.25% (B), 02/25/2059 (A)	2,169,750	2,019,504
OBX Trust Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	5,556,027	5,465,707
RALI Trust
Series 2006-QO1, Class 3A1,
1-Month Term SOFR + 0.65%, 5.98% (B), 02/25/2046	2,263,520	974,244
Series 2007-QH5, Class AI1,
1-Month Term SOFR + 0.53%, 5.86% (B), 06/25/2037	112,311	101,072
Residential Asset Securitization Trust Series 2004-A4, Class A11, 5.50%, 08/25/2034	1,375,012	1,247,348
Tharaldson Hotel Portfolio Trust Series 2018-THL, Class C, 1-Month Term SOFR + 1.76%, 7.10% (B), 11/11/2034 (A)	1,405,489	1,379,500
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	91,402	90,508
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	152,591	148,996
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	1,568,149	1,477,390
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	7,235,242	6,855,779
Series 2018-2, Class A1,
3.25% (B), 03/25/2058 (A)	1,271,015	1,212,839
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	3,004,058	2,696,020
Series 2018-5, Class A1A,
3.25% (B), 07/25/2058 (A)	810,695	777,865
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	5,085,344	4,698,001
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	1,429,982	1,303,633
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	10,113,284	8,643,425
Series 2022-1, Class A1,
3.75% (B), 07/25/2062 (A)	3,247,697	2,885,866

	Principal	Value
MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2023-1, Class A1,
3.75%, 01/25/2063 (A)	$ 4,554,891	$ 4,120,406

Total Mortgage-Backed Securities (Cost $169,937,343)		150,814,297

U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.9%
Federal Home Loan Mortgage Corp., Interest Only STRIPS 5.00%, 08/01/2035	342,848	55,469
Federal National Mortgage Association
4.50%, 08/01/2052	7,333,099	6,563,822
5.00%, 03/01/2053 - 04/01/2053	21,601,827	19,937,078
5.50%, 03/01/2053	8,035,105	7,629,407
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2053 (I)	48,314,000	35,510,790
2.50%, 11/01/2053 (I)	19,644,000	15,078,286
5.50%, 11/01/2053 (I)	28,390,000	26,945,830

Total U.S. Government Agency Obligations (Cost $115,253,474)		111,720,682

U.S. GOVERNMENT OBLIGATIONS - 27.5%
U.S. Treasury - 26.7%
U.S. Treasury Bonds
1.25%, 05/15/2050	60,319,000	26,792,475
2.00%, 02/15/2050	4,323,000	2,387,107
2.25%, 05/15/2041 - 08/15/2046	41,069,000	26,411,397
2.38%, 02/15/2042	57,252,000	38,012,197
2.50%, 05/15/2046	9,450,000	6,032,496
2.75%, 08/15/2042 - 11/15/2047	67,838,000	46,822,992
2.88%, 11/15/2046	5,220,000	3,575,088
3.00%, 08/15/2048	5,566,000	3,863,369
3.25%, 05/15/2042	2,636,000	2,018,085
3.50%, 02/15/2039	3,058,000	2,540,529
3.63%, 05/15/2053	6,734,000	5,290,399
3.88%, 02/15/2043	9,253,000	7,734,930
U.S. Treasury Bonds, Principal Only STRIPS Zero Coupon, 08/15/2052	66,326,000	16,406,106
U.S. Treasury Notes
1.13%, 02/15/2031	60,119,600	46,627,916
1.25%, 08/15/2031	1,499,000	1,150,482
1.38%, 11/15/2031	30,795,000	23,688,091
1.50%, 02/15/2030	18,371,000	15,037,668
1.63%, 05/15/2031	8,034,000	6,408,684
1.88%, 02/15/2032	1,063,400	846,981
2.25%, 10/31/2024 - 11/15/2025	8,906,000	8,448,642
2.75%, 05/15/2025 - 08/15/2032	22,279,500	20,440,825
2.88%, 05/15/2028 - 05/15/2032	45,134,000	41,059,858
3.38%, 05/15/2033	34,380,300	30,474,913
3.50%, 01/31/2028 - 02/15/2033	23,968,300	21,697,857
3.88%, 11/30/2027 - 08/15/2033	6,491,700	6,175,892
4.13%, 01/31/2025 - 11/15/2032	24,951,200	23,655,941

		433,600,920

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds 0.25%, 02/15/2050	14,330,868	8,026,686

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury Inflation-Protected Securities (continued)
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	$ 5,719,598	$ 4,909,861

		12,936,547

Total U.S. Government Obligations (Cost $538,456,574)		446,537,467

COMMERCIAL PAPER - 2.3%
Banks - 1.1%
Bedford Row Funding Corp. 5.78% (L), 01/09/2024 (A)	6,700,000	6,628,868
DNB Bank ASA 5.86% (L), 04/23/2024 (A)	1,400,000	1,361,909
Macquarie Bank Ltd. 5.86% (L), 02/12/2024 (A)	8,300,000	8,164,881
Svenska Handelsbanken AB 5.85% (L), 01/24/2024 (A)	2,000,000	1,974,553

		18,130,211

Financial Services - 0.5%
Britannia Funding Co. LLC 5.90% (L), 02/07/2024 (A)	500,000	492,324
LMA-Americas LLC 5.82% (L), 02/16/2024 (A)	6,687,000	6,574,779
Ridgefield Funding Co. LLC 5.82% (L), 02/06/2024 (A)	1,200,000	1,181,835

		8,248,938

Health Care Providers & Services - 0.7%
Columbia Funding Co. LLC 5.84% (L), 03/05/2024 (A)	11,000,000	10,783,322

Total Commercial Paper (Cost $37,167,711)		37,162,471

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.8%
U.S. Treasury Bills
5.41% (L), 11/02/2023	$ 12,514,000	$ 12,512,167
5.45% (L), 12/14/2023 - 12/21/2023	4,027,000	4,000,393
5.46% (L), 12/07/2023 - 12/21/2023	28,409,000	28,252,353

Total Short-Term U.S. Government Obligations (Cost $44,763,795)		44,764,913

	Shares	Value
OTHER INVESTMENT COMPANY - 1.1%
Securities Lending Collateral - 1.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (L)	17,351,738	17,351,738

Total Other Investment Company (Cost $17,351,738)		17,351,738

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 2.50% (L), dated 10/31/2023, to be repurchased at $25,215,121 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $25,717,686.	$25,213,370	25,213,370

Total Repurchase Agreement (Cost $25,213,370)		25,213,370

Total Investments (Cost $1,919,466,570)		1,713,488,798
Net Other Assets (Liabilities) - (5.6)%		(90,284,096)

Net Assets - 100.0%		$1,623,204,702

INVESTMENT VALUATION:

Valuation Inputs (M)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$188,897,169	$—	$188,897,169
Corporate Debt Securities	—	682,411,571	—	682,411,571
Foreign Government Obligations	—	5,889,887	—	5,889,887
Loan Assignment	—	2,725,233	—	2,725,233
Mortgage-Backed Securities	—	150,814,297	—	150,814,297
U.S. Government Agency Obligations	—	111,720,682	—	111,720,682
U.S. Government Obligations	—	446,537,467	—	446,537,467
Commercial Paper	—	37,162,471	—	37,162,471
Short-Term U.S. Government Obligations	—	44,764,913	—	44,764,913
Other Investment Company	17,351,738	—	—	17,351,738
Repurchase Agreement	—	25,213,370	—	25,213,370

Total Investments	$17,351,738	$1,696,137,060	$—	$1,713,488,798

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $607,639,152, representing 37.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $16,992,877, collateralized by cash collateral of $17,351,738. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	LKQ Corp. 6.25%, 06/15/2033	05/15/2023	$1,728,003	$1,627,910	0.1%

Corporate Debt Securities	Kenvue, Inc. 5.00%, 03/22/2030	03/08/2023	3,896,892	3,764,156	0.2

Total			$5,624,895	$5,392,066	0.3%

(F)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $8,865,122, representing 0.5% of the Fund’s net assets.
(G)	Non-income producing securities.
(H)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $17,300, representing less than 0.1% of the Fund’s net assets.
(I)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(J)	Percentage rounds to less than 0.1% or (0.1)%.
(K)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(L)	Rates disclosed reflect the yields at October 31, 2023.
(M)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,894,253,200) (including securities loaned of $16,992,877)	$1,688,275,428
Repurchase agreement, at value (cost $25,213,370)	25,213,370
Cash	17
Cash collateral pledged at broker for:
TBA commitments	636,526
Foreign currency, at value (cost $74)	74
Receivables and other assets:
Net income from securities lending	14,718
Shares of beneficial interest sold	3,339,948
Interest	15,117,017
Other assets	26
Total assets	1,732,597,124

Liabilities:
Cash collateral received upon return of:
Securities on loan	17,351,738
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	80,977,943
Dividends and/or distributions	573,000
Shares of beneficial interest redeemed	9,683,997
Investment management fees	520,686
Distribution and service fees	49,733
Transfer agent fees	117,636
Trustee and CCO fees	454
Audit and tax fees	40,503
Custody fees	28,238
Legal fees	16,005
Printing and shareholder reports fees	20,690
Registration fees	837
Other accrued expenses	10,962
Total liabilities	109,392,422
Net assets	$1,623,204,702

Net assets consist of:
Paid-in capital	$1,942,296,932
Total distributable earnings (accumulated losses)	(319,092,230)
Net assets	$1,623,204,702

Net assets by class:
Class A	$93,193,783
Class C	32,666,946
Class I	1,049,832,146
Class I2	363,742,802
Class R	206,068
Class R6	83,562,957
Shares outstanding (unlimited shares, no par value):
Class A	12,347,660
Class C	4,358,570
Class I	138,741,592
Class I2	48,078,121
Class R	27,306
Class R6	11,056,582
Net asset value per share: (A)
Class A	$7.55
Class C	7.49
Class I	7.57
Class I2	7.57
Class R	7.55
Class R6	7.56
Maximum offering price per share: (B)
Class A	$7.93

(A)	Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$66,328,443
Net income from securities lending	119,286
Total investment income	66,447,729

Expenses:
Investment management fees	5,907,006
Distribution and service fees:
Class A	263,762
Class C	365,990
Class R	717
Transfer agent fees:
Class A	206,048
Class C	38,462
Class I	891,463
Class I2	31,726
Class R	27
Class R6	6,376
Trustee and CCO fees	62,041
Audit and tax fees	56,459
Custody fees	152,147
Legal fees	94,318
Printing and shareholder reports fees	92,599
Registration fees	164,301
Other	83,084
Total expenses before waiver and/or reimbursement and recapture	8,416,526
Expenses waived and/or reimbursed:
Class A	(1,964)
Class C	(31)
Class I	(388,643)
Class R	(11)
Recapture of previously waived and/or reimbursed fees:
Class A	1,836
Class I	17,776
Net expenses	8,045,489

Net investment income (loss)	58,402,240

Net realized gain (loss) on:
Investments	(49,487,985)
Futures contracts	(14,723)
Net realized gain (loss)	(49,502,708)

Net change in unrealized appreciation (depreciation) on:
Investments	(13,349,253)
Futures contracts	22,291
Net change in unrealized appreciation (depreciation)	(13,326,962)
Net realized and change in unrealized gain (loss)	(62,829,670)
Net increase (decrease) in net assets resulting from operations	$(4,427,430)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$58,402,240	$42,671,812
Net realized gain (loss)	(49,502,708)	(60,097,730)
Net change in unrealized appreciation (depreciation)	(13,326,962)	(231,419,060)
Net increase (decrease) in net assets resulting from operations	(4,427,430)	(248,844,978)

Dividends and/or distributions to shareholders:
Class A	(3,757,805)	(4,030,453)
Class C	(1,063,539)	(1,410,315)
Class I	(33,941,547)	(33,379,900)
Class I2	(17,004,464)	(11,377,545)
Class R (A)	(5,213)	(163)
Class R6	(3,419,110)	(2,979,938)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(59,191,678)	(53,178,314)

Capital share transactions:
Proceeds from shares sold:
Class A	27,797,795	30,193,938
Class C	7,340,673	3,132,809
Class I	807,428,744	401,329,583
Class I2	256,061,856	76,285,780
Class R (A)	348,463	10,000
Class R6	14,510,356	92,960,913
1,113,487,887	603,913,023
Dividends and/or distributions reinvested:
Class A	3,322,774	3,542,526
Class C	929,994	1,218,074
Class I	29,113,123	26,835,430
Class I2	17,005,153	11,377,545
Class R (A)	5,213	163
Class R6	3,401,079	2,963,195
53,777,336	45,936,933
Cost of shares redeemed:
Class A	(44,363,547)	(46,782,459)
Class C	(12,312,451)	(22,764,374)
Class I	(451,405,196)	(683,017,859)
Class I2	(175,171,582)	(117,863,597)
Class R (A)	(144,264)	—
Class R6	(11,558,117)	(24,838,133)
(694,955,157)	(895,266,422)
Automatic conversions:
Class A	1,551,740	2,806,137
Class C	(1,551,740)	(2,806,137)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	472,310,066	(245,416,466)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	906	(B)
Class C	—	161	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	63,396	(C)
—	64,463
Net increase (decrease) in net assets	408,690,958	(547,375,295)

Net assets:
Beginning of year	1,214,513,744	1,761,889,039
End of year	$1,623,204,702	$1,214,513,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	3,493,066	3,431,145
Class C	925,011	350,986
Class I	101,212,900	45,862,154
Class I2	31,551,176	9,409,593
Class R (A)	43,385	1,094
Class R6	1,814,245	10,046,487
	139,039,783	69,101,459
Shares reinvested:
Class A	417,262	405,537
Class C	117,623	139,289
Class I	3,659,741	3,057,892
Class I2	2,128,999	1,296,426
Class R (A)	658	20
Class R6	426,827	342,433
	6,751,110	5,241,597
Shares redeemed:
Class A	(5,552,449)	(5,353,324)
Class C	(1,551,659)	(2,628,473)
Class I	(56,516,288)	(78,347,081)
Class I2	(21,970,752)	(13,742,281)
Class R (A)	(17,851)	—
Class R6	(1,450,841)	(2,891,966)
	(87,059,840)	(102,963,125)
Automatic conversions:
Class A	193,868	318,676
Class C	(195,212)	(320,904)
	(1,344)	(2,228)
Net increase (decrease) in shares outstanding:
Class A	(1,448,253)	(1,197,966)
Class C	(704,237)	(2,459,102)
Class I	48,356,353	(29,427,035)
Class I2	11,709,423	(3,036,262)
Class R (A)	26,192	1,114
Class R6	790,231	7,496,954
	58,729,709	(28,622,297)

(A)	Class R commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.78		$9.53		$9.57	$9.43	$8.95

Investment operations:
Net investment income (loss) (A)	0.28		0.22		0.20	0.22	0.29
Net realized and unrealized gain (loss)	(0.22)		(1.69)		0.03	0.15	0.49
Total investment operations	0.06		(1.47)		0.23	0.37	0.78
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)		(0.23)		(0.21)	(0.23)	(0.30)
Net realized gains	—		(0.05)		(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.29)		(0.28)		(0.27)	(0.23)	(0.30)

Net asset value, end of year	$7.55		$7.78		$9.53	$9.57	$9.43
Total return (D)	0.58%		(15.75	)%(C)	2.34%	4.03%	9.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$93,194		$107,307		$142,958	$149,010	$132,682
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%		0.90%		0.88%	0.93%	0.94%
Including waiver and/or reimbursement and recapture	0.89	%(E)	0.90	%(E)	0.88%	0.93%	0.94	%(E)
Net investment income (loss) to average net assets	3.51%		2.51%		2.07%	2.36%	3.20%
Portfolio turnover rate	47%		40%		42%	39%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.72		$9.47		$9.50	$9.37	$8.89

Investment operations:
Net investment income (loss) (A)	0.23		0.16		0.14	0.16	0.23
Net realized and unrealized gain (loss)	(0.23)		(1.69)		0.04	0.15	0.49
Total investment operations	—		(1.53)		0.18	0.31	0.72
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)		(0.17)		(0.15)	(0.18)	(0.24)
Net realized gains	—		(0.05)		(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.23)		(0.22)		(0.21)	(0.18)	(0.24)

Net asset value, end of year	$7.49		$7.72		$9.47	$9.50	$9.37
Total return (D)	(0.10)%		(16.40	)%(C)	1.80%	3.31%	8.24%

Ratio and supplemental data:
Net assets end of year (000’s)	$32,667		$39,109		$71,237	$89,962	$80,239
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.55%		1.53%		1.50%	1.53%	1.56%
Including waiver and/or reimbursement and recapture	1.55	%(E)	1.53	%(E)	1.50%	1.53%	1.56	%(E)
Net investment income (loss) to average net assets	2.85%		1.85%		1.45%	1.76%	2.56%
Portfolio turnover rate	47%		40%		42%	39%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.79	$9.55		$9.59	$9.45	$8.96

Investment operations:
Net investment income (loss) (A)	0.31	0.25		0.24	0.26	0.33
Net realized and unrealized gain (loss)	(0.21)	(1.70)		0.02	0.15	0.50
Total investment operations	0.10	(1.45)		0.26	0.41	0.83
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.26)		(0.24)	(0.27)	(0.34)
Net realized gains	—	(0.05)		(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.32)	(0.31)		(0.30)	(0.27)	(0.34)

Net asset value, end of year	$7.57	$7.79		$9.55	$9.59	$9.45
Total return	1.11%	(15.48	)%(C)	2.73%	4.46%	9.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,049,832	$704,476		$1,144,560	$1,286,752	$1,084,474
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.54%	0.54%		0.53%	0.56%	0.58%
Including waiver and/or reimbursement and recapture	0.50%	0.50%		0.50%	0.50%	0.50%
Net investment income (loss) to average net assets	3.93%	2.89%		2.45%	2.78%	3.57%
Portfolio turnover rate	47%	40%		42%	39%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.80	$9.56	$9.59	$9.45	$8.96

Investment operations:
Net investment income (loss) (A)	0.32	0.26	0.24	0.26	0.34
Net realized and unrealized gain (loss)	(0.23)	(1.70)	0.04	0.16	0.49
Total investment operations	0.09	(1.44)	0.28	0.42	0.83
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.27)	(0.25)	(0.28)	(0.34)
Net realized gains	—	(0.05)	(0.06)	—	—
Total dividends and/or distributions to shareholders	(0.32)	(0.32)	(0.31)	(0.28)	(0.34)

Net asset value, end of year	$7.57	$7.80	$9.56	$9.59	$9.45
Total return	1.03%	(15.42)%	2.90%	4.52%	9.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$363,743	$283,641	$376,686	$352,650	$84,016
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.45%	0.43%	0.46%	0.47%
Including waiver and/or reimbursement and recapture	0.45%	0.45%	0.43%	0.46%	0.47	%(B)
Net investment income (loss) to average net assets	3.97%	2.95%	2.52%	2.73%	3.73%
Portfolio turnover rate	47%	40%	42%	39%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/year	$7.79	$9.14

Investment operations:
Net investment income (loss) (B)	0.28	0.16
Net realized and unrealized gain (loss)	(0.23)	(1.36)
Total investment operations	0.05	(1.20)
Contributions from affiliate	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.15)

Net asset value, end of period/year	$7.55	$7.79
Total return	0.52%	(13.24	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$206	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	1.20	%(D)
Including waiver and/or reimbursement and recapture	0.95%	0.76	%(D)
Net investment income (loss) to average net assets	3.57%	2.89	%(D)
Portfolio turnover rate	47%	40%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.79	$9.55	$9.58		$9.45	$8.96

Investment operations:
Net investment income (loss) (A)	0.32	0.26	0.24		0.27	0.34
Net realized and unrealized gain (loss)	(0.23)	(1.70)	0.04		0.14	0.49
Total investment operations	0.09	(1.44)	0.28		0.41	0.83
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.32)	(0.27)	(0.25)		(0.28)	(0.34)
Net realized gains	—	(0.05)	(0.06)		—	—
Total dividends and/or distributions to shareholders	(0.32)	(0.32)	(0.31)		(0.28)	(0.34)

Net asset value, end of year	$7.56	$7.79	$9.55		$9.58	$9.45
Total return	1.03%	(15.43)%	2.90%		4.41%	9.49%

Ratio and supplemental data:
Net assets end of year (000’s)	$83,563	$79,972	$26,448		$23,672	$19,805
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.45%	0.45%	0.43%		0.45%	0.48%
Including waiver and/or reimbursement and recapture	0.45%	0.45%	0.43	%(B)	0.45%	0.48	%(B)
Net investment income (loss) to average net assets	3.97%	3.05%	2.52%		2.83%	3.65%
Portfolio turnover rate	47%	40%	42%		39%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

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Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

TIPS held at October 31, 2023, if any, are included within the Schedule of Investments. The adjustments, if any, to principal due to inflation/deflation are reflected as increases/decreases to Interest income within the Statement of Operations, with a corresponding adjustment to Investments, at cost within the Statement of Assets and Liabilities.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$17,351,738	$—	$—	$—	$17,351,738
Total Borrowings	$17,351,738	$—	$—	$—	$17,351,738

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(14,723)	$—	$—	$—	$—	$(14,723)
Total	$(14,723)	$—	$—	$—	$—	$(14,723)

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$22,291	$—	$—	$—	$—	$22,291
Total	$22,291	$—	$—	$—	$—	$22,291

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$74,921

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 353,533,984	21.78%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.410%
Over $500 million up to $1billion	0.390
Over $1 billion up to $1.5 billion	0.380
Over $1.5 billion	0.375

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.93%	March 1, 2024
Class C	1.59	March 1, 2024
Class I	0.50	March 1, 2024
Class I2, Class R6	0.50	March 1, 2024
Class R	1.18	March 1, 2024
Prior to March 1, 2023
Class C	1.60
Class I2, Class R6	0.52

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$428,066	$403,265	$388,643	$1,219,974

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$67,229	$995
Class C	—	1,317

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,153,193	$ 113,984

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 496,541,304	$ 583,843,093	$ 366,393,863	$ 286,844,983

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained

Transamerica Funds	Annual Report 2023

Transamerica Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, defaulted bonds, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$1,923,558,291	$1,849,349	$(211,918,842)	$(210,069,493)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$43,663,594	$64,886,246

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$59,191,678	$ —	$ —	$ —	$ 43,877,209	$ —	$ 9,301,105	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$259,506	$ —	$ —	$(108,549,840)	$ —	$(732,403)	$(210,069,493)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 5- and 10-year periods and in line with the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period. The Trustees also noted recent changes in the portfolio management team at Aegon USA Investment Management LLC. The Trustees noted that TAM intends to monitor and report to the Board on the portfolio manager transition and performance going forward.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA BOND 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Capital Growth

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Capital Growth

(unaudited)

MARKET ENVIRONMENT

Large-cap growth stocks advanced over the fiscal year ended October 31, 2023, as measured by the Russell 1000® Growth Index. Information technology, communication services, and consumer discretionary, all of which gained by double digits, were the top performing sectors in the Index. Utillities, real estate, and consumer staples, all of which declined, were the Index’s weakest performers.

During the fiscal year, an array of concerns weighed on market sentiment and contributed to ongoing volatility, including rising interest rates, geopolitical tensions, recession fears, downside earnings risks for 2023, and the failure of several U.S. regional banks.

Against this backdrop, the sub-adviser continued to focus on bottom-up stock selection and the long-term outlook for companies owned by the Fund.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Capital Growth (Class A) returned -3.48%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 18.95%.

STRATEGY REVIEW

The Fund underperformed its benchmark over the fiscal year, primarily due to our mixed stock selection decisions.

Information technology was the largest detractor from relative performance, due to our mixed stock selection decisions. Bill Holdings, Inc., a leading provider of cloud-based software that helps small and medium-sized businesses with payments and financial-related operations, was the top detractor in the sector. Its shares underperformed due to investor concerns around weaker customer spend and the prospect of intensifying competition. Datadog, Inc. (no longer held in the Fund), a software as a service platform that allows customers to monitor their entire IT stack in real-time from a single user interface, was also a meaningful detractor. Although the company reported overall healthy results, its shares underperformed due to ongoing concerns around slowing cloud consumption and cost optimization headwinds. Within the information technology sector, the weakness in these and other holdings was partly offset by Shopify, Inc. Shopify, Inc. operates a cloud-based software and services platform that enables merchants to build an ecommerce presence. Its outperformance was driven by continued strong business execution in a tougher economic environment, ongoing traction with new product offerings, and divestment of the company’s capital intensive logistics business unit.

Stock selection in healthcare, communication services, financials, and materials also had an adverse impact on relative performance. Within health care, Royalty Pharma PLC, one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology, and pharmaceutical companies, was the greatest detractor across the Fund’s portfolio. The company reported good results, but its shares remained pressured due to investors’ ongoing concerns around clinical trial results for a few of its partners’ new therapies and the impact to potential related royalties.

Conversely, stock selection in the industrials sector was the largest positive contributor to relative performance. Leading global ridesharing services platform Uber Technologies, Inc. was the top contributor in the sector. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion, and greater traction with new product offerings. Stock selection in the consumer discretionary sector also added to relative performance, led by food delivery company DoorDash, Inc. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies, and disciplined expense management.

A lack of exposure to consumer staples, energy, and real estate sectors also added to relative performance. Utilities, another sector in which the Fund had no positions, had a neutral impact on relative performance.

The Fund has a small derivatives investment, OTC puts on the Chinese yuan, which had a small negative impact on performance over the fiscal year. The puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(8.78)%	(0.27)%	7.27%	11/13/2009
Class A (NAV)	(3.48)%	0.86%	7.88%	11/13/2009
Russell 1000® Growth Index (A)	18.95%	14.22%	13.82%
Class C (POP)	(5.13)%	0.10%	7.08%	11/13/2009
Class C (NAV)	(4.18)%	0.10%	7.08%	11/13/2009
Class I (NAV)	(3.16)%	1.16%	8.19%	11/30/2009
Class I2 (NAV)	(3.12)%	1.23%	8.29%	09/30/2011
Class R (NAV)	(3.78)%	N/A	(27.53)%	03/01/2022
Class R6 (NAV)	(3.12)%	N/A	0.27%	10/18/2019

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,012.20	$5.95	$1,019.40	$5.90	1.16%
Class C	1,000.00	1,008.60	9.72	1,015.80	9.65	1.90
Class I	1,000.00	1,013.60	4.26	1,021.00	4.23	0.83
Class I2	1,000.00	1,013.80	3.85	1,021.40	3.82	0.75
Class R	1,000.00	1,010.60	7.33	1,018.00	7.27	1.43
Class R6	1,000.00	1,013.80	3.80	1,021.50	3.77	0.74

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Repurchase Agreement	2.1
Other Investment Company	1.4
Over-the-Counter Foreign Exchange Options Purchased	0.3
Net Other Assets (Liabilities)	(1.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%
Automobiles - 5.1%
Rivian Automotive, Inc., Class A (A) (B)	160,909	$2,609,944
Tesla, Inc. (B)	281,978	56,632,461

		59,242,405

Biotechnology - 1.1%
Intellia Therapeutics, Inc. (B)	47,380	1,186,869
Moderna, Inc. (B)	12,931	982,239
ProKidney Corp. (A) (B)	729,049	1,188,350
Roivant Sciences Ltd. (B)	1,160,891	10,030,098

		13,387,556

Broadline Retail - 4.6%
Global-e Online Ltd. (B)	608,093	21,350,145
MercadoLibre, Inc. (B)	26,160	32,457,759

		53,807,904

Capital Markets - 0.5%
Coinbase Global, Inc., Class A (B)	75,572	5,828,113

Chemicals - 0.4%
Ginkgo Bioworks Holdings, Inc. (A) (B)	3,155,884	4,323,561

Entertainment - 5.8%
ROBLOX Corp., Class A (B)	2,132,444	67,833,044

Financial Services - 5.1%
Adyen NV (B) (C)	46,949	31,666,437
Affirm Holdings, Inc. (A) (B)	1,564,961	27,558,963

		59,225,400

Ground Transportation - 9.5%
Grab Holdings Ltd., Class A (B)	5,605,367	17,208,476
Uber Technologies, Inc. (B)	2,185,077	94,570,132

		111,778,608

Health Care Providers & Services - 4.4%
agilon health, Inc. (A) (B)	2,841,816	51,152,688

Health Care Technology - 0.6%
Doximity, Inc., Class A (B)	334,932	6,842,661

Hotels, Restaurants & Leisure - 12.4%
Airbnb, Inc., Class A (B)	525,698	62,184,817
DoorDash, Inc., Class A (B)	1,111,252	83,288,337

		145,473,154

IT Services - 22.2%
Cloudflare, Inc., Class A (B)	1,696,247	96,160,243
Shopify, Inc., Class A (B)	1,720,560	81,193,226
Snowflake, Inc., Class A (B)	563,918	81,841,419

		259,194,888

Leisure Products - 0.6%
Peloton Interactive, Inc., Class A (A) (B)	1,419,585	6,757,224

Life Sciences Tools & Services - 0.4%
10X Genomics, Inc., Class A (B)	147,303	5,196,850

	Shares	Value
COMMON STOCKS (continued)
Media - 7.2%
Trade Desk, Inc., Class A (B)	1,195,251	$84,815,011

Pharmaceuticals - 5.3%
Royalty Pharma PLC, Class A	2,300,501	61,814,462

Software - 10.2%
Aurora Innovation, Inc. (A) (B)	5,285,246	9,249,181
Bill Holdings, Inc. (B)	639,382	58,369,183
Gitlab, Inc., Class A (B)	424,341	18,365,479
Procore Technologies, Inc. (B)	243,381	14,868,145
Samsara, Inc., Class A (B)	799,501	18,444,488

		119,296,476

Specialty Retail - 2.6%
Carvana Co. (B)	911,066	24,598,782
Wayfair, Inc., Class A (A) (B)	145,551	6,201,928

		30,800,710

Total Common Stocks (Cost $1,551,551,597)		1,146,770,715

OTHER INVESTMENT COMPANY - 1.4%
Securities Lending Collateral - 1.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	16,035,044	16,035,044

Total Other Investment Company (Cost $16,035,044)		16,035,044

	Principal	Value
REPURCHASE AGREEMENT - 2.1%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $24,412,384 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $24,898,958.	$24,410,689	24,410,689

Total Repurchase Agreement (Cost $24,410,689)		24,410,689

Total Investments Excluding Options Purchased (Cost $1,591,997,330)		1,187,216,448
Total Options Purchased - 0.3% (Cost $4,245,107)		3,909,497

Total Investments (Cost $1,596,242,437)		1,191,125,945
Net Other Assets (Liabilities) - (1.8)%		(21,467,886)

Net Assets - 100.0%		$1,169,658,059

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.43	01/17/2024	USD	279,788,523	$1,317,057	$937,292
Put - USD vs. CNH	SCB	USD	7.57	05/24/2024	USD	340,798,209	1,441,917	1,630,379
Put - USD vs. CNH	JPM	USD	7.79	08/12/2024	USD	358,969,285	1,486,133	1,341,826

Total							$4,245,107	$3,909,497

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,115,104,278	$31,666,437	$—	$1,146,770,715
Other Investment Company	16,035,044	—	—	16,035,044
Repurchase Agreement	—	24,410,689	—	24,410,689
Over-the-Counter Foreign Exchange Options Purchased	—	3,909,497	—	3,909,497

Total Investments	$1,131,139,322	$59,986,623	$—	$1,191,125,945

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $82,458,119, collateralized by cash collateral of $16,035,044 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $69,060,313. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the value of the 144A security is $31,666,437, representing 2.7% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,571,831,748) (including securities loaned of $82,458,119)	$1,166,715,256
Repurchase agreement, at value (cost $24,410,689)	24,410,689
Cash	159,960
Foreign currency, at value (cost $1,058)	1,051
Receivables and other assets:
Net income from securities lending	25,546
Shares of beneficial interest sold	1,713,442
Interest	1,695
Tax reclaims	8,286
Total assets	1,193,035,925

Liabilities:
Cash collateral received upon return of:
Securities on loan	16,035,044
Cash collateral at broker for:
OTC derivatives (A)	3,900,000
Payables and other liabilities:
Shares of beneficial interest redeemed	2,138,685
Investment management fees	820,626
Distribution and service fees	195,981
Transfer agent fees	157,490
Trustee and CCO fees	375
Audit and tax fees	28,262
Custody fees	17,604
Legal fees	16,360
Printing and shareholder reports fees	56,253
Registration fees	841
Other accrued expenses	10,345
Total liabilities	23,377,866
Net assets	$1,169,658,059

Net assets consist of:
Paid-in capital	$2,272,487,515
Total distributable earnings (accumulated losses)	(1,102,829,456)
Net assets	$1,169,658,059

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$319,552,004
Class C	124,654,039
Class I	672,764,760
Class I2	34,765,490
Class R	5,839
Class R6	17,915,927
Shares outstanding (unlimited shares, no par value):
Class A	16,715,898
Class C	9,703,404
Class I	32,333,709
Class I2	5,903,135
Class R	306
Class R6	3,040,492
Net asset value per share: (B)
Class A	$19.12
Class C	12.85
Class I	20.81
Class I2	5.89
Class R	19.08
Class R6	5.89
Maximum offering price per share: (C)
Class A	$20.23

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)	Net asset value per share for Class C, I, I2, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$2,012,213
Interest income	726,445
Net income from securities lending	963,735
Withholding taxes on foreign income	(20,781)
Total investment income	3,681,612

Expenses:
Investment management fees	10,102,181
Distribution and service fees:
Class A	937,635
Class C	1,507,323
Class R	31
Transfer agent fees:
Class A	742,796
Class C	343,109
Class I	891,556
Class I2	2,353
Class R	24
Class R6	1,570
Trustee and CCO fees	43,255
Audit and tax fees	45,959
Custody fees	93,487
Legal fees	81,008
Printing and shareholder reports fees	152,363
Registration fees	111,891
Other	115,176
Total expenses before waiver and/or reimbursement and recapture	15,171,717
Expenses waived and/or reimbursed:
Class A	(171,682)
Class C	(125,799)
Class I	(238,404)
Class I2	(4,040)
Class R	(18)
Class R6	(5,181)
Recapture of previously waived and/or reimbursed fees:
Class A	26,553
Class C	7,817
Class I	22,210
Class I2	700
Class R	4
Class R6	1,383
Net expenses	14,685,260

Net investment income (loss)	(11,003,648)

Net realized gain (loss) on:
Investments	(401,887,204)
Foreign currency transactions	146
Net realized gain (loss)	(401,887,058)

Net change in unrealized appreciation (depreciation) on:
Investments	371,090,928
Translation of assets and liabilities denominated in foreign currencies	536
Net change in unrealized appreciation (depreciation)	371,091,464
Net realized and change in unrealized gain (loss)	(30,795,594)
Net increase (decrease) in net assets resulting from operations	$(41,799,242)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$(11,003,648)	$(23,880,751)
Net realized gain (loss)	(401,887,058)	(308,088,258)
Net change in unrealized appreciation (depreciation)	371,091,464	(2,913,744,834)
Net increase (decrease) in net assets resulting from operations	(41,799,242)	(3,245,713,843)

Dividends and/or distributions to shareholders:
Class A	—	(174,899,448)
Class C	—	(118,049,505)
Class I	—	(495,447,934)
Class I2	—	(161,992,092)
Class R6	—	(16,133,992)
Return of capital:
Class A	—	(3,830)
Class I	—	(2,063,959)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(968,590,760)

Capital share transactions:
Proceeds from shares sold:
Class A	44,973,424	152,199,978
Class C	11,447,857	39,224,349
Class I	256,081,392	811,325,240
Class I2	11,573,045	1,055,422
Class R (A)	—	10,000
Class R6	12,224,909	11,874,781
336,300,627	1,015,689,770
Dividends and/or distributions reinvested:
Class A	—	161,654,061
Class C	—	117,848,841
Class I	—	494,269,428
Class I2	—	161,992,092
Class R6	—	16,133,992
—	951,898,414
Cost of shares redeemed:
Class A	(116,023,531)	(269,214,556)
Class C	(43,146,601)	(120,084,951)
Class I	(539,265,178)	(1,605,428,536)
Class I2	(3,146,112)	(279,865,320)
Class R6	(13,097,776)	(12,118,355)
(714,679,198)	(2,286,711,718)
Automatic conversions:
Class A	6,302,668	9,692,702
Class C	(6,302,668)	(9,692,702)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(378,378,571)	(319,123,534)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	9,726	(B)
Class C	—	7,263	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	2,018,123	(C)
—	2,035,112
Net increase (decrease) in net assets	(420,177,813)	(4,531,393,025)

Net assets:
Beginning of year	1,589,835,872	6,121,228,897
End of year	$1,169,658,059	$1,589,835,872

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	2,234,996	4,710,090
Class C	828,941	1,716,138
Class I	11,718,422	24,624,836
Class I2	1,827,675	131,241
Class R (A)	—	306
Class R6	2,041,409	1,322,079
	18,651,443	32,504,690
Shares reinvested:
Class A	—	3,640,857
Class C	—	3,891,970
Class I	—	10,333,062
Class I2	—	11,928,725
Class R6	—	1,188,070
	—	30,982,684
Shares redeemed:
Class A	(5,846,088)	(8,625,104)
Class C	(3,203,745)	(5,951,940)
Class I	(24,958,021)	(47,862,647)
Class I2	(526,671)	(25,955,202)
Class R6	(2,093,351)	(1,257,760)
	(36,627,876)	(89,652,653)
Automatic conversions:
Class A	294,134	312,653
Class C	(436,358)	(455,463)
	(142,224)	(142,810)
Net increase (decrease) in shares outstanding:
Class A	(3,316,958)	38,496
Class C	(2,811,162)	(799,295)
Class I	(13,239,599)	(12,904,749)
Class I2	1,301,004	(13,895,236)
Class R (A)	—	306
Class R6	(51,942)	1,252,389
	(18,118,657)	(26,308,089)

(A)	Class R commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$19.80	$60.69		$46.11	$26.93	$26.81

Investment operations:
Net investment income (loss) (A)	(0.18)	(0.28)		(0.53)	(0.37)	(0.26)
Net realized and unrealized gain (loss)	(0.50)	(31.69)		17.94	22.30	1.55
Total investment operations	(0.68)	(31.97)		17.41	21.93	1.29
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	(0.00	)(B)	—	—	—
Net realized gains	—	(8.92)		(2.83)	(2.75)	(1.17)
Return of capital	—	(0.00	)(B)	—	—	—
Total dividends and/or distributions to shareholders	—	(8.92)		(2.83)	(2.75)	(1.17)

Net asset value, end of year	$19.12	$19.80		$60.69	$46.11	$26.93
Total return (D)	(3.48)%	(60.80	)%(C)	38.29%	89.28%	5.40%

Ratio and supplemental data:
Net assets end of year (000’s)	$319,552	$396,598		$1,213,394	$844,139	$425,595
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.20%	1.10%		1.01%	1.08%	1.18%
Including waiver and/or reimbursement and recapture	1.16%	1.10	%(E)	1.01%	1.08%	1.18	%(E)
Net investment income (loss) to average net assets	(0.91)%	(0.94)%		(0.95)%	(1.04)%	(0.92)%
Portfolio turnover rate	26%	46%		63%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$13.40	$44.66		$34.77	$21.08	$21.41

Investment operations:
Net investment income (loss) (A)	(0.23)	(0.36)		(0.70)	(0.48)	(0.37)
Net realized and unrealized gain (loss)	(0.32)	(21.98)		13.42	16.92	1.21
Total investment operations	(0.55)	(22.34)		12.72	16.44	0.84
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(8.92)		(2.83)	(2.75)	(1.17)

Net asset value, end of year	$12.85	$13.40		$44.66	$34.77	$21.08
Total return (D)	(4.18)%	(61.12	)%(C)	37.23%	87.95%	4.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$124,654	$167,725		$594,592	$425,798	$206,156
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.98%	1.86%		1.77%	1.83%	1.93%
Including waiver and/or reimbursement and recapture	1.90%	1.86	%(E)	1.77%	1.83%	1.93	%(E)
Net investment income (loss) to average net assets	(1.64)%	(1.70)%		(1.70)%	(1.79)%	(1.67)%
Portfolio turnover rate	26%	46%		63%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$21.48	$64.85		$49.02	$28.40	$28.13

Investment operations:
Net investment income (loss) (A)	(0.13)	(0.22)		(0.44)	(0.31)	(0.20)
Net realized and unrealized gain (loss)	(0.54)	(34.23)		19.10	23.68	1.64
Total investment operations	(0.67)	(34.45)		18.66	23.37	1.44
Contributions from affiliate	—	0.04	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(8.92)		(2.83)	(2.75)	(1.17)
Return of capital	—	(0.04)		—	—	—
Total dividends and/or distributions to shareholders	—	(8.96)		(2.83)	(2.75)	(1.17)

Net asset value, end of year	$20.81	$21.48		$64.85	$49.02	$28.40
Total return	(3.16)%	(60.63	)%(B)	38.57%	89.76%	5.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$672,765	$978,757		$3,792,557	$2,393,493	$1,049,618
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.82%		0.78%	0.84%	0.92%
Including waiver and/or reimbursement and recapture	0.83%	0.81%		0.78%	0.84%	0.92%
Net investment income (loss) to average net assets	(0.57)%	(0.65)%		(0.73)%	(0.81)%	(0.66)%
Portfolio turnover rate	26%	46%		63%	52%	90%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.07	$25.60	$20.68	$13.45	$13.97

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.08)	(0.15)	(0.11)	(0.08)
Net realized and unrealized gain (loss)	(0.15)	(10.53)	7.90	10.09	0.73
Total investment operations	(0.18)	(10.61)	7.75	9.98	0.65
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(8.92)	(2.83)	(2.75)	(1.17)

Net asset value, end of year	$5.89	$6.07	$25.60	$20.68	$13.45
Total return	(3.12)%	(60.64)%	38.69%	90.02%	5.82%

Ratio and supplemental data:
Net assets end of year (000’s)	$34,765	$27,957	$473,580	$402,583	$316,761
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.73%	0.69%	0.73%	0.80%
Including waiver and/or reimbursement and recapture	0.75%	0.72%	0.69%	0.73%	0.80%
Net investment income (loss) to average net assets	(0.50)%	(0.60)%	(0.63)%	(0.69)%	(0.54)%
Portfolio turnover rate	26%	46%	63%	52%	90%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and year indicated:	Class R
	October 31, 2023	October 31, 2022 (A)
Net asset value, beginning of period/year	$19.81	$32.68

Investment operations:
Net investment income (loss) (B)	(0.24)	(0.14)
Net realized and unrealized gain (loss)	(0.49)	(12.73)
Total investment operations	(0.73)	(12.87)
Contributions from affiliate	—	—

Net asset value, end of period/year	$19.08	$19.81
Total return	(3.78)%	(39.32	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$6	$6
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.63%	1.56	%(D)
Including waiver and/or reimbursement and recapture	1.41%	1.11	%(D)
Net investment income (loss) to average net assets	(1.16)%	(0.92	)%(D)
Portfolio turnover rate	26%	46%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$6.08	$25.60	$20.68	$13.45	$13.37

Investment operations:
Net investment income (loss) (B)	(0.03)	(0.05)	(0.15)	(0.11)	(0.00	)(C)
Net realized and unrealized gain (loss)	(0.16)	(10.55)	7.90	10.09	0.08
Total investment operations	(0.19)	(10.60)	7.75	9.98	0.08
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(8.92)	(2.83)	(2.75)	—

Net asset value, end of period/year	$5.89	$6.08	$25.60	$20.68	$13.45
Total return	(3.12)%	(60.64)%	38.69%	90.02%	0.60	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$17,916	$18,793	$47,106	$24,890	$15,184
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.73%	0.69%	0.73%	0.76	%(E)
Including waiver and/or reimbursement and recapture	0.74%	0.72%	0.69%	0.73%	0.76	%(E)
Net investment income (loss) to average net assets	(0.49)%	(0.55)%	(0.63)%	(0.70)%	(0.56	)%(E)
Portfolio turnover rate	26%	46%	63%	52%	90%

(A)	Commenced operations on October 18, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.00 or $(0.00).
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Capital Growth (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers six classes of shares, Class A, Class C, Class I, Class I2, Class R and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$16,035,044	$—	$—	$—	$16,035,044
Total Borrowings	$16,035,044	$—	$—	$—	$16,035,044

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Fund is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Options on foreign currency: The Fund may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Open option contracts at October 31, 2023, are included within the Schedule of Investments.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$3,909,497	$—	$—	$—	$3,909,497
Total	$—	$3,909,497	$—	$—	$—	$3,909,497

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(6,818,522)	$—	$—	$—	$(6,818,522)
Total	$—	$(6,818,522)	$—	$—	$—	$(6,818,522)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(14,552,596)	$—	$—	$—	$(14,552,596)
Total	$—	$(14,552,596)	$—	$—	$—	$(14,552,596)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Options:
Average value of option contracts purchased	$4,545,905

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2023. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$2,279,118	$—	$(2,279,118)	$—	$—	$—	$—	$—
Standard Chartered Bank	1,630,379	—	(1,630,379)	—	—	—	—	—

Total	$3,909,497	$—	$(3,909,497)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 29,826,281	2.55%

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.5 billion	0.7075%
Over $1.5 billion up to $3 billion	0.6415
Over $3 billion up to $5 billion	0.6300
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.16%	March 1, 2024
Class C	1.90	March 1, 2024
Class I	0.83	March 1, 2024
Class I2	0.78	March 1, 2024
Class R	1.41	March 1, 2024
Class R6	0.74	March 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$—	$144,280	$144,280
Class C	—	—	117,897	117,897
Class I	—	207,800	238,404	446,204
Class R	—	—	7	7
Class R6	—	384	5,181	5,565

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$672,643	$18,084
Class C	—	18,756

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,950,360	$ 152,348

Brokerage commissions: The Fund incurred $2,998 brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 361,256,014	$ —	$ 758,581,409	$ —

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (11,508,314)	$ 11,508,314

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,617,347,886	$ 137,071,363	$ (563,293,304)	$ (426,221,941)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 352,039,567	$ 315,296,912

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ 5,201,608	$ —	$ 961,321,363	$ 2,067,789

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (667,336,479)	$ (9,270,767)	$ —	$ (426,222,210)

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Capital Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Capital Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Capital Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Morgan Stanley Investment Management Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM, and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Capital Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 TA CAP GROWTH 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2015

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2015

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2015 (Class R6) returned 4.60%. By comparison, its benchmark, the S&P Target Date Retirement Income Index, returned 3.71%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and outperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments. The Fund had a substantially larger allocation to equities than its benchmark, which served as a notable tailwind to returns.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which detracted from returns as foreign equities outperformed domestic equities and global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	3.91%	3.26%	2.64%	03/02/2015
Class R3 (NAV)	4.07%	N/A	3.13%	03/01/2019
Class R6 (NAV)	4.60%	3.95%	3.31%	03/02/2015
S&P Target Date Retirement Income Index (A)	3.71%	2.83%	2.76%

(A) The S&P Target Date Retirement Income Index seeks to represent investment opportunity generally available to target date funds through an asset allocation which targets an immediate retirement horizon.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

The Fund is closed to new investors.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$963.80	$4.25	$1,020.90	$4.33	0.85%
Class R3	1,000.00	965.10	2.30	1,022.90	2.35	0.46
Class R6	1,000.00	968.30	1.00	1,024.20	1.02	0.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.9%
U.S. Equity Funds	25.4
International Equity Funds	13.7
International Fixed Income Fund	5.2
Repurchase Agreement	1.0
Other Investment Company	0.3
Net Other Assets (Liabilities)	(0.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.6%
International Equity Funds - 8.8%
iShares Core MSCI EAFE ETF	22,833	$ 1,423,866
iShares Core MSCI Emerging Markets ETF	5,125	235,443
iShares Global REIT ETF	21,960	443,372

		2,102,681

U.S. Equity Fund - 12.4%
iShares Core S&P 500 ETF	7,051	2,960,997

U.S. Fixed Income Funds - 24.4%
iShares 0-5 Year TIPS Bond ETF (A)	23,893	2,320,727
iShares Core U.S. Aggregate Bond ETF	37,844	3,493,379

		5,814,106

Total Exchange-Traded Funds (Cost $12,491,702)		10,877,784

INVESTMENT COMPANIES - 53.6%
International Equity Funds - 4.9%
Transamerica Emerging Markets Opportunities (B)	32,516	229,241
Transamerica International Focus (B)	61,143	473,248
Transamerica International Stock (B)	47,577	475,772

		1,178,261

International Fixed Income Fund - 5.2%
Transamerica Emerging Markets Debt (B)	145,028	1,231,287

U.S. Equity Funds - 13.0%
Transamerica Capital Growth (B) (C)	51,523	303,471
Transamerica Large Cap Value (B)	83,199	1,002,542
Transamerica Mid Cap Growth (B) (C)	45,857	340,715
Transamerica Mid Cap Value Opportunities (B)	34,507	356,803
Transamerica Small Cap Growth (B)	38,005	223,467
Transamerica Small Cap Value (B)	44,827	216,515
Transamerica US Growth (B)	27,193	658,877

		3,102,390

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 30.5%
Transamerica Bond (B)	737,569	$ 5,576,025
Transamerica High Yield Bond (B)	225,388	1,712,946

		7,288,971

Total Investment Companies (Cost $15,805,798)		12,800,909

OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	69,475	69,475

Total Other Investment Company (Cost $69,475)		69,475

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $238,031 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $242,801.	$ 238,015	238,015

Total Repurchase Agreement (Cost $238,015)		238,015

Total Investments (Cost $28,604,990)		23,986,183
Net Other Assets (Liabilities) - (0.5)%		(121,252)

Net Assets - 100.0%		$ 23,864,931

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$10,877,784	$—	$—	$10,877,784
Investment Companies	12,800,909	—	—	12,800,909
Other Investment Company	69,475	—	—	69,475
Repurchase Agreement	—	238,015	—	238,015

Total Investments	$23,748,168	$238,015	$—	$23,986,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $67,991, collateralized by cash collateral of $69,475. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$5,963,855	$272,017	$(496,892)	$(95,727)	$(67,228)	$5,576,025	737,569	$240,017	$—
Transamerica Capital Growth	—	397,001	(110,000)	17,500	(1,030)	303,471	51,523	—	—
Transamerica Emerging Markets Debt	1,283,467	73,350	(211,000)	(40,371)	125,841	1,231,287	145,028	73,350	—
Transamerica Emerging Markets Opportunities	244,207	7,804	(42,399)	(17,448)	37,077	229,241	32,516	7,804	—
Transamerica High Yield Bond	1,909,591	117,053	(278,616)	(46,978)	11,896	1,712,946	225,388	107,771	—
Transamerica International Focus	516,577	9,720	(110,001)	(24,649)	81,601	473,248	61,143	9,720	—
Transamerica International Stock	525,181	13,979	(140,500)	(18,735)	95,847	475,772	47,577	13,979	—
Transamerica Large Cap Value	1,166,349	77,749	(175,000)	(18,621)	(47,935)	1,002,542	83,199	15,734	62,015
Transamerica Large Growth	1,076,776	13,752	(1,075,828)	(744,958)	730,258	—	—	—	13,752
Transamerica Mid Cap Growth	371,717	—	(59,500)	(44,840)	73,338	340,715	45,857	—	—
Transamerica Mid Cap Value Opportunities	397,961	26,110	(40,500)	(14,235)	(12,533)	356,803	34,507	4,550	21,560
Transamerica Small Cap Growth	255,981	9,905	(32,500)	(13,665)	3,746	223,467	38,005	—	9,905
Transamerica Small Cap Value	280,103	48,149	(33,501)	(39,806)	(38,430)	216,515	44,827	6,245	41,904
Transamerica US Growth	—	727,001	(177,999)	23,403	86,472	658,877	27,193	—	—

Total	$13,991,765	$1,793,590	$(2,984,236)	$(1,079,130)	$1,078,920	$12,800,909	1,574,332	$479,170	$149,136

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $15,805,798)	$12,800,909
Unaffiliated investments, at value (cost $12,561,177) (including securities loaned of $67,991)	10,947,259
Repurchase agreement, at value (cost $238,015)	238,015
Receivables and other assets:
Net income from securities lending	221
Dividends from affiliated investments	31,283
Interest	17
Total assets	24,017,704

Liabilities:
Cash collateral received upon return of:
Securities on loan	69,475
Payables and other liabilities:
Investments purchased	31,278
Investment management fees	11,660
Distribution and service fees	10,445
Transfer agent fees	3,293
Trustee and CCO fees	7
Audit and tax fees	22,984
Custody fees	201
Legal fees	290
Printing and shareholder reports fees	371
Registration fees	534
Other accrued expenses	2,235
Total liabilities	152,773
Net assets	$23,864,931

Net assets consist of:
Paid-in capital	$29,403,276
Total distributable earnings (accumulated losses)	(5,538,345)
Net assets	$23,864,931

Net assets by class:
Class R1	$23,515,627
Class R3	11,570
Class R6	337,734
Shares outstanding (unlimited shares, no par value):
Class R1	3,535,345
Class R3	1,742
Class R6	50,212
Net asset value per share:
Class R1	$6.65
Class R3	6.64
Class R6	6.73

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$479,170
Dividend income from unaffiliated investments	284,967
Interest income from unaffiliated investments	4,644
Net income from securities lending	7,712
Total investment income	776,493

Expenses:
Investment management fees	25,956
Distribution and service fees:
Class R1	127,816
Class R3	30
Transfer agent fees:
Class R1	40,262
Class R3	19
Class R6	28
Trustee and CCO fees	62
Audit and tax fees	27,829
Custody fees	1,209
Legal fees	1,655
Printing and shareholder reports fees	5,066
Registration fees	49,494
Other	13,299
Total expenses before waiver and/or reimbursement and recapture	292,725
Expenses waived and/or reimbursed:
Class R1	(88,188)
Class R3	(87)
Class R6	(1,332)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,787
Class R3	31
Class R6	225
Net expenses	217,161

Net investment income (loss)	559,332

Net realized gain (loss) on:
Affiliated investments	(1,079,130)
Unaffiliated investments	(211,797)
Capital gain distributions received from affiliated investment companies	149,136
Net realized gain (loss)	(1,141,791)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,078,920
Unaffiliated investments	601,189
Net change in unrealized appreciation (depreciation)	1,680,109
Net realized and change in unrealized gain (loss)	538,318
Net increase (decrease) in net assets resulting from operations	$1,097,650

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$559,332	$973,888
Net realized gain (loss)	(1,141,791)	8,453,646
Net change in unrealized appreciation (depreciation)	1,680,109	(15,092,040)
Net increase (decrease) in net assets resulting from operations	1,097,650	(5,664,506)

Dividends and/or distributions to shareholders:
Class R1	(8,812,376)	(1,978,593)
Class R3	(3,961)	(791)
Class R6	(190,086)	(39,188)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,006,423)	(2,018,572)

Capital share transactions:
Proceeds from shares sold:
Class R1	43,587	1,017,882
Class R6	6,524	19,163
50,111	1,037,045
Dividends and/or distributions reinvested:
Class R1	8,812,376	1,978,593
Class R3	3,961	791
Class R6	190,086	39,188
9,006,423	2,018,572
Cost of shares redeemed:
Class R1	(3,126,742)	(5,134,820)
Class R6	(222,541)	(2,522)
(3,349,283)	(5,137,342)
Net increase (decrease) in net assets resulting from capital share transactions	5,707,251	(2,081,725)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	48	(A)
—	48
Net increase (decrease) in net assets	(2,201,522)	(9,764,755)

Net assets:
Beginning of year	26,066,453	35,831,208
End of year	$23,864,931	$26,066,453

Capital share transactions - shares:
Shares issued:
Class R1	6,213	94,628
Class R6	816	1,757
7,029	96,385
Shares reinvested:
Class R1	1,339,267	167,962
Class R3	605	68
Class R6	28,714	3,310
1,368,586	171,340
Shares redeemed:
Class R1	(434,615)	(479,616)
Class R6	(33,604)	(236)
(468,219)	(479,852)
Net increase (decrease) in shares outstanding:
Class R1	910,865	(217,026)
Class R3	605	68
Class R6	(4,074)	4,831
907,396	(212,127)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.72	$12.39	$10.94	$10.67	$10.24

Investment operations:
Net investment income (loss) (A)	0.15	0.34	0.10	0.13	0.16
Net realized and unrealized gain (loss)	0.20	(2.30)	1.67	0.48	0.81
Total investment operations	0.35	(1.96)	1.77	0.61	0.97
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.24)	(0.10)	(0.16)	(0.17)
Net realized gains	(3.18)	(0.47)	(0.22)	(0.18)	(0.37)
Total dividends and/or distributions to shareholders	(3.42)	(0.71)	(0.32)	(0.34)	(0.54)

Net asset value, end of year	$6.65	$9.72	$12.39	$10.94	$10.67
Total return	3.91%	(16.85)%	16.40%	5.89%	10.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,515	$25,522	$35,199	$33,907	$37,914
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.14%	1.08%	1.26%	1.26%	1.26%
Including waiver and/or reimbursement and recapture (C)	0.85%	0.88%	1.14%	1.14%	1.12%
Net investment income (loss) to average net assets	2.14%	3.12%	0.80%	1.20%	1.53%
Portfolio turnover rate	6%	101%	7%	12%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.06% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$9.75	$12.38		$10.93	$10.68	$9.99

Investment operations:
Net investment income (loss) (B)	0.18	0.36		0.12	0.15	0.11
Net realized and unrealized gain (loss)	0.20	(2.29)		1.69	0.48	0.58
Total investment operations	0.38	(1.93)		1.81	0.63	0.69
Contributions from affiliate	—	0.04	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.27)		(0.14)	(0.20)	—
Net realized gains	(3.18)	(0.47)		(0.22)	(0.18)	—
Total dividends and/or distributions to shareholders	(3.49)	(0.74)		(0.36)	(0.38)	—

Net asset value, end of period/year	$6.64	$9.75		$12.38	$10.93	$10.68
Total return	4.33%	(16.20	)%(C)	16.75%	6.08%	6.91	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$12	$11		$13	$11	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.83%		1.01%	1.01%	1.01	%(F)
Including waiver and/or reimbursement and recapture (G)	0.42%	0.63%		0.89%	0.89%	0.87	%(F)
Net investment income (loss) to average net assets	2.57%	3.31%		1.04%	1.43%	1.54	%(F)
Portfolio turnover rate	6%	101%		7%	12%	42%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.33%.
(D)	Not annualized.
(E)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(F)	Annualized.
(G)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.06% and 0.08% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.82	$12.51	$11.04	$10.77	$10.34

Investment operations:
Net investment income (loss) (A)	0.22	0.40	0.18	0.19	0.23
Net realized and unrealized gain (loss)	0.18	(2.30)	1.69	0.50	0.82
Total investment operations	0.40	(1.90)	1.87	0.69	1.05
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.32)	(0.18)	(0.24)	(0.25)
Net realized gains	(3.18)	(0.47)	(0.22)	(0.18)	(0.37)
Total dividends and/or distributions to shareholders	(3.49)	(0.79)	(0.40)	(0.42)	(0.62)

Net asset value, end of year	$6.73	$9.82	$12.51	$11.04	$10.77
Total return	4.60%	(16.28)%	17.19%	6.55%	11.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$338	$533	$619	$599	$380
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.49%	0.43%	0.61%	0.61%	0.61%
Including waiver and/or reimbursement and recapture (C)	0.20%	0.23%	0.49%	0.49%	0.47%
Net investment income (loss) to average net assets	2.91%	3.71%	1.46%	1.75%	2.21%
Portfolio turnover rate	6%	101%	7%	12%	42%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.06% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2015 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$69,475	$—	$—	$—	$69,475
Total Borrowings	$69,475	$—	$—	$—	$69,475

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$45,603	$78,801	$88,188	$212,592
Class R3	—	—	12	12
Class R6	868	1,512	1,332	3,712

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,946	$ 159

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,482,753	$ 4,693,553

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 28,816,627	$ 82,653	$ (4,913,097)	$ (4,830,444)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 25,371	$ 1,081,460

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 629,431	$ 8,376,992	$ —	$ 687,413	$ 1,331,159	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 398,930	$ —	$ —	$ (1,106,831)	$ —	$ —	$ (4,830,444)

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2015

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2015 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $144,003 of qualified dividend income.

For corporate shareholders, 12% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $8,376,992 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 71,004	$ 7,255

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2015 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2015

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2015 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2020

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2020

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2020 (Class R6) returned 4.63%. By comparison, its benchmark, the S&P Target Date Retirement Income Index, returned 3.71%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and outperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments. The Fund had a substantially larger allocation to equities than its benchmark, which served as a notable tailwind to returns.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which detracted from returns as foreign equities outperformed domestic equities and global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	3.95%	(0.15)%	0.77%	03/02/2015
Class R3 (NAV)	4.13%	N/A	(0.45)%	03/01/2019
Class R6 (NAV)	4.63%	0.51%	1.42%	03/02/2015
S&P Target Date Retirement Income Index (A)	3.71%	2.83%	2.76%

(A) The S&P Target Date Retirement Income Index seeks to represent investment opportunity generally available to target date funds through an asset allocation which targets an immediate retirement horizon.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

The Fund is closed to new investors.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$965.40	$4.26	$1,020.90	$4.33	0.85%
Class R3	1,000.00	965.30	2.30	1,022.90	2.35	0.46
Class R6	1,000.00	967.00	1.00	1,024.20	1.02	0.20

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.8%
U.S. Equity Funds	25.5
International Equity Funds	13.8
International Fixed Income Fund	5.1
Repurchase Agreement	1.0
Other Investment Company	0.7
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.5%
International Equity Funds - 8.8%
iShares Core MSCI EAFE ETF	22,011	$ 1,372,606
iShares Core MSCI Emerging Markets ETF	4,931	226,530
iShares Global REIT ETF (A)	21,600	436,104

		2,035,240

U.S. Equity Fund - 12.4%
iShares Core S&P 500 ETF	6,796	2,853,912

U.S. Fixed Income Funds - 24.3%
iShares 0-5 Year TIPS Bond ETF	23,025	2,236,419
iShares Core U.S. Aggregate Bond ETF	36,555	3,374,392

		5,610,811

Total Exchange-Traded Funds (Cost $12,423,766)		10,499,963

INVESTMENT COMPANIES - 53.7%
International Equity Funds - 5.0%
Transamerica Emerging Markets Opportunities (B)	32,528	229,320
Transamerica International Focus (B)	60,548	468,639
Transamerica International Stock (B)	45,857	458,571

		1,156,530

International Fixed Income Fund - 5.1%
Transamerica Emerging Markets Debt (B)	139,931	1,188,012

U.S. Equity Funds - 13.1%
Transamerica Capital Growth (B) (C)	52,523	309,358
Transamerica Large Cap Value (B)	81,547	982,640
Transamerica Mid Cap Growth (B) (C)	43,999	326,910
Transamerica Mid Cap Value Opportunities (B)	33,582	347,238
Transamerica Small Cap Growth (B)	37,500	220,499
Transamerica Small Cap Value (B)	44,776	216,270
Transamerica US Growth (B)	25,722	623,254

		3,026,169

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 30.5%
Transamerica Bond (B)	711,538	$ 5,379,224
Transamerica High Yield Bond (B)	217,937	1,656,318

		7,035,542

Total Investment Companies (Cost $15,319,726)		12,406,253

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	151,475	151,475

Total Other Investment Company (Cost $151,475)		151,475

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $225,488 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $230,011.	$ 225,472	225,472

Total Repurchase Agreement (Cost $225,472)		225,472

Total Investments (Cost $28,120,439)		23,283,163
Net Other Assets (Liabilities) - (0.9)%		(202,803)

Net Assets - 100.0%		$ 23,080,360

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$10,499,963	$—	$—	$10,499,963
Investment Companies	12,406,253	—	—	12,406,253
Other Investment Company	151,475	—	—	151,475
Repurchase Agreement	—	225,472	—	225,472

Total Investments	$23,057,691	$225,472	$—	$23,283,163

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $147,387, collateralized by cash collateral of $151,475. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$6,045,599	$331,223	$(842,765)	$(168,141)	$13,308	$5,379,224	711,538	$238,223	$—
Transamerica Capital Growth	—	396,997	(100,898)	14,309	(1,050)	309,358	52,523	—	—
Transamerica Emerging Markets Debt	1,320,435	72,632	(294,996)	(57,216)	147,157	1,188,012	139,931	72,632	—
Transamerica Emerging Markets Opportunities	230,789	14,376	(33,256)	(13,459)	30,870	229,320	32,528	7,376	—
Transamerica High Yield Bond	1,872,142	106,768	(288,300)	(50,929)	16,637	1,656,318	217,937	106,768	—
Transamerica International Focus	519,623	9,862	(118,141)	(27,353)	84,648	468,639	60,548	9,862	—
Transamerica International Stock	545,161	14,185	(179,217)	(27,543)	105,985	458,571	45,857	14,185	—
Transamerica Large Cap Value	1,182,977	76,106	(211,794)	(21,091)	(43,558)	982,640	81,547	15,607	60,499
Transamerica Large Growth	1,129,935	14,239	(1,133,600)	(875,286)	864,712	—	—	—	14,238
Transamerica Mid Cap Growth	389,674	—	(94,395)	(73,571)	105,202	326,910	43,999	—	—
Transamerica Mid Cap Value Opportunities	412,120	25,890	(64,667)	(22,300)	(3,805)	347,238	33,582	4,512	21,380
Transamerica Small Cap Growth	263,354	10,191	(43,842)	(18,640)	9,436	220,499	37,500	—	10,191
Transamerica Small Cap Value	279,412	46,036	(31,949)	(35,486)	(41,742)	216,271	44,776	5,841	39,194
Transamerica US Growth	—	727,001	(217,196)	31,651	81,797	623,253	25,722	—	—

Total	$14,191,221	$1,845,506	$(3,655,016)	$(1,345,055)	$1,369,597	$12,406,253	1,527,988	$475,006	$145,502

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $15,319,726)	$12,406,253
Unaffiliated investments, at value (cost $12,575,241) (including securities loaned of $147,387)	10,651,438
Repurchase agreement, at value (cost $225,472)	225,472
Receivables and other assets:
Net income from securities lending	81
Shares of beneficial interest sold	100
Dividends from affiliated investments	30,393
Interest	16
Total assets	23,313,753

Liabilities:
Cash collateral received upon return of:
Securities on loan	151,475
Payables and other liabilities:
Investments purchased	30,393
Investment management fees	11,641
Distribution and service fees	10,118
Transfer agent fees	3,191
Trustee and CCO fees	7
Audit and tax fees	22,984
Custody fees	153
Legal fees	289
Printing and shareholder reports fees	375
Registration fees	534
Other accrued expenses	2,233
Total liabilities	233,393
Net assets	$23,080,360

Net assets consist of:
Paid-in capital	$29,241,729
Total distributable earnings (accumulated losses)	(6,161,369)
Net assets	$23,080,360

Net assets by class:
Class R1	$22,659,254
Class R3	9,804
Class R6	411,302
Shares outstanding (unlimited shares, no par value):
Class R1	3,252,611
Class R3	1,409
Class R6	58,421
Net asset value per share:
Class R1	$6.97
Class R3	6.96
Class R6	7.04

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$475,006
Dividend income from unaffiliated investments	281,686
Interest income from unaffiliated investments	4,375
Net income from securities lending	6,361
Total investment income	767,428

Expenses:
Investment management fees	25,794
Distribution and service fees:
Class R1	126,881
Class R3	25
Transfer agent fees:
Class R1	39,968
Class R3	16
Class R6	31
Trustee and CCO fees	781
Audit and tax fees	27,830
Custody fees	1,077
Legal fees	1,640
Printing and shareholder reports fees	5,069
Registration fees	49,494
Other	13,306
Total expenses before waiver and/or reimbursement and recapture	291,912
Expenses waived and/or reimbursed:
Class R1	(88,146)
Class R3	(74)
Class R6	(1,444)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,818
Class R3	27
Class R6	250
Net expenses	216,343

Net investment income (loss)	551,085

Net realized gain (loss) on:
Affiliated investments	(1,345,055)
Unaffiliated investments	(375,392)
Capital gain distributions received from affiliated investment companies	145,502
Net realized gain (loss)	(1,574,945)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,369,597
Unaffiliated investments	783,964
Net change in unrealized appreciation (depreciation)	2,153,561
Net realized and change in unrealized gain (loss)	578,616
Net increase (decrease) in net assets resulting from operations	$1,129,701

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$551,085	$1,008,348
Net realized gain (loss)	(1,574,945)	4,470,143
Net change in unrealized appreciation (depreciation)	2,153,561	(11,497,571)
Net increase (decrease) in net assets resulting from operations	1,129,701	(6,019,080)

Dividends and/or distributions to shareholders:
Class R1	(5,125,201)	(2,006,014)
Class R3	(1,976)	(646)
Class R6	(89,015)	(36,709)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,216,192)	(2,043,369)

Capital share transactions:
Proceeds from shares sold:
Class R1	14,715	1,187,743
Class R6	39,781	55,526
54,496	1,243,269
Dividends and/or distributions reinvested:
Class R1	5,125,201	2,006,014
Class R3	1,976	646
Class R6	89,015	36,709
5,216,192	2,043,369
Cost of shares redeemed:
Class R1	(4,097,398)	(6,788,516)
Class R6	(106,073)	(90,205)
(4,203,471)	(6,878,721)
Net increase (decrease) in net assets resulting from capital share transactions	1,067,217	(3,592,083)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	41	(A)
Net increase (decrease) in net assets	(3,019,274)	(11,654,491)

Net assets:
Beginning of year	26,099,634	37,754,125
End of year	$23,080,360	$26,099,634

Capital share transactions - shares:
Shares issued:
Class R1	1,938	120,060
Class R6	5,310	5,881
7,248	125,941
Shares reinvested:
Class R1	743,861	197,832
Class R3	288	64
Class R6	12,845	3,602
756,994	201,498
Shares redeemed:
Class R1	(558,987)	(740,496)
Class R6	(14,258)	(10,066)
(573,245)	(750,562)
Net increase (decrease) in shares outstanding:
Class R1	186,812	(422,604)
Class R3	288	64
Class R6	3,897	(583)
190,997	(423,123)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.36	$10.65	$9.05	$10.65	$10.38

Investment operations:
Net investment income (loss) (A)	0.16	0.29	0.08	0.04	0.15
Net realized and unrealized gain (loss)	0.15	(2.00)	1.53	(1.16)	0.79
Total investment operations	0.31	(1.71)	1.61	(1.12)	0.94
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.20)	(0.01)	(0.17)	(0.16)
Net realized gains	(1.49)	(0.38)	—	(0.31)	(0.51)
Total dividends and/or distributions to shareholders	(1.70)	(0.58)	(0.01)	(0.48)	(0.67)

Net asset value, end of year	$6.97	$8.36	$10.65	$9.05	$10.65
Total return	3.95%	(17.00)%	17.75%	(11.16)%	9.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$22,659	$25,630	$37,150	$37,467	$51,652
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.14%	1.07%	1.25%	1.25%	1.20%
Including waiver and/or reimbursement and recapture (C)	0.85%	0.88%	1.15%	1.14%	1.12%
Net investment income (loss) to average net assets	2.13%	3.10%	0.76%	0.44%	1.46%
Portfolio turnover rate	7%	102%	11%	137%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.05%, 0.06% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$8.38	$10.63		$9.04	$10.65	$9.97

Investment operations:
Net investment income (loss) (B)	0.19	0.31		0.10	0.06	0.10
Net realized and unrealized gain (loss)	0.15	(1.99)		1.53	(1.15)	0.58
Total investment operations	0.34	(1.68)		1.63	(1.09)	0.68
Contributions from affiliate	—	0.04	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.23)		(0.04)	(0.21)	—
Net realized gains	(1.49)	(0.38)		—	(0.31)	—
Total dividends and/or distributions to shareholders	(1.76)	(0.61)		(0.04)	(0.52)	—

Net asset value, end of period/year	$6.96	$8.38		$10.63	$9.04	$10.65
Total return	4.40%	(16.29	)%(C)	18.02%	(10.91)%	6.82	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$10	$9		$11	$10	$11
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.89%	0.82%		1.00%	0.99%	0.95	%(F)
Including waiver and/or reimbursement and recapture (G)	0.42%	0.60%		0.90%	0.89%	0.87	%(F)
Net investment income (loss) to average net assets	2.55%	3.34%		1.00%	0.64%	1.52	%(F)
Portfolio turnover rate	7%	102%		11%	137%	50%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.41%.
(D)	Not annualized.
(E)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(F)	Annualized.
(G)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.05%, 0.06% and 0.08% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.44	$10.76	$9.14	$10.76	$10.49

Investment operations:
Net investment income (loss) (A)	0.21	0.35	0.14	0.09	0.22
Net realized and unrealized gain (loss)	0.15	(2.02)	1.55	(1.16)	0.80
Total investment operations	0.36	(1.67)	1.69	(1.07)	1.02
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.27)	(0.07)	(0.24)	(0.24)
Net realized gains	(1.49)	(0.38)	—	(0.31)	(0.51)
Total dividends and/or distributions to shareholders	(1.76)	(0.65)	(0.07)	(0.55)	(0.75)

Net asset value, end of year	$7.04	$8.44	$10.76	$9.14	$10.76
Total return	4.63%	(16.54)%	18.60%	(10.60)%	10.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$411	$461	$593	$495	$447
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.49%	0.42%	0.60%	0.60%	0.55%
Including waiver and/or reimbursement and recapture (C)	0.20%	0.23%	0.50%	0.49%	0.47%
Net investment income (loss) to average net assets	2.81%	3.71%	1.41%	0.95%	2.17%
Portfolio turnover rate	7%	102%	11%	137%	50%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.05%, 0.06% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2020 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$151,475	$—	$—	$—	$151,475
Total Borrowings	$151,475	$—	$—	$—	$151,475

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$57,557	$79,622	$88,146	$225,325
Class R3	—	—	11	11
Class R6	812	1,393	1,444	3,649

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,934	$ 155

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 1,671,557	$ 6,095,935

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 28,331,061	$ 78,352	$ (5,126,250)	$ (5,047,898)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 120,117	$ 1,387,879

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 643,157	$ 4,573,035	$ —	$ 1,251,406	$ 791,963	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 394,525	$ —	$ —	$ (1,507,996)	$ —	$ —	$ (5,047,898)

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2020

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2020 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $142,274 of qualified dividend income.

For corporate shareholders, 11% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $4,573,035 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 70,384	$ 7,154

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2020 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was above the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2020

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2020 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2025

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2025

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2025 (Class R6) returned 4.98%. By comparison, its benchmark, the S&P Target Date 2025 Index, returned 5.09%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year period ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2025 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments. The Fund had a marginally smaller allocation to equities than its benchmark, which served as a headwind to fund returns.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which detracted from returns as foreign equities outperformed domestic equities and global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	4.46%	0.06%	1.20%	03/02/2015
Class R3 (NAV)	4.55%	N/A	(0.61)%	03/01/2019
Class R6 (NAV)	4.98%	0.67%	1.84%	03/02/2015
S&P Target Date 2025 Index (A)	5.09%	4.60%	4.51%

(A) The S&P Target Date 2025 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2025. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$965.20	$4.21	$1,021.00	$4.28	0.84%
Class R3	1,000.00	965.00	2.95	1,022.20	3.01	0.59
Class R6	1,000.00	966.90	0.95	1,024.20	0.97	0.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	48.4%
U.S. Equity Funds	29.3
International Equity Funds	17.1
International Fixed Income Fund	4.9
Repurchase Agreement	0.5
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.1%
International Equity Funds - 10.8%
iShares Core MSCI EAFE ETF	45,844	$ 2,858,832
iShares Core MSCI Emerging Markets ETF	16,082	738,807
iShares Global REIT ETF	46,597	940,793

		4,538,432

U.S. Equity Fund - 14.7%
iShares Core S&P 500 ETF	14,692	6,169,759

U.S. Fixed Income Funds - 19.6%
iShares 0-5 Year TIPS Bond ETF (A)	27,554	2,676,320
iShares Core U.S. Aggregate Bond ETF	60,271	5,563,616

		8,239,936

Total Exchange-Traded Funds (Cost $22,485,022)		18,948,127

INVESTMENT COMPANIES - 54.6%
International Equity Funds - 6.3%
Transamerica Emerging Markets Opportunities (B)	71,942	507,190
Transamerica International Focus (B)	139,177	1,077,230
Transamerica International Stock (B)	108,406	1,084,063

		2,668,483

International Fixed Income Fund - 4.9%
Transamerica Emerging Markets Debt (B)	241,922	2,053,915

U.S. Equity Funds - 14.6%
Transamerica Capital Growth (B) (C)	109,341	644,019
Transamerica Large Cap Value (B)	164,868	1,986,662
Transamerica Mid Cap Growth (B) (C)	81,857	608,195
Transamerica Mid Cap Value Opportunities (B)	61,093	631,701
Transamerica Small Cap Growth (B)	86,038	505,903
Transamerica Small Cap Value (B)	96,729	467,199
Transamerica US Growth (B)	52,396	1,269,554

		6,113,233

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 28.8%
Transamerica Bond (B)	1,191,769	$ 9,009,780
Transamerica High Yield Bond (B)	404,432	3,073,685

		12,083,465

Total Investment Companies (Cost $28,065,141)		22,919,096

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	69,475	69,475

Total Other Investment Company (Cost $69,475)		69,475

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $219,594 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $224,016.	$ 219,579	219,579

Total Repurchase Agreement (Cost $219,579)		219,579

Total Investments (Cost $50,839,217)		42,156,277
Net Other Assets (Liabilities) - (0.4)%		(187,261)

Net Assets - 100.0%		$ 41,969,016

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$18,948,127	$—	$—	$18,948,127
Investment Companies	22,919,096	—	—	22,919,096
Other Investment Company	69,475	—	—	69,475
Repurchase Agreement	—	219,579	—	219,579

Total Investments	$41,936,698	$219,579	$—	$42,156,277

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $738,285, collateralized by cash collateral of $69,475 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $684,924. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$8,625,017	$1,423,564	$(748,339)	$(137,363)	$(153,099)	$9,009,780	1,191,769	$370,127	$—
Transamerica Capital Growth	—	795,000	(179,360)	30,566	(2,187)	644,019	109,341	—	—
Transamerica Emerging Markets Debt	2,092,830	119,272	(294,925)	(57,653)	194,391	2,053,915	241,922	119,272	—
Transamerica Emerging Markets Opportunities	605,076	19,337	(166,223)	(79,435)	128,435	507,190	71,942	19,337	—
Transamerica High Yield Bond	2,847,779	539,729	(244,848)	(44,211)	(24,764)	3,073,685	404,432	178,737	—
Transamerica International Focus	1,114,064	20,895	(174,572)	(43,519)	160,362	1,077,230	139,177	20,895	—
Transamerica International Stock	1,124,085	29,973	(228,660)	(37,679)	196,344	1,084,063	108,406	29,973	—
Transamerica Large Cap Value	2,300,727	155,983	(334,697)	(39,512)	(95,839)	1,986,662	164,868	30,926	125,057
Transamerica Large Growth	2,100,508	26,827	(2,098,660)	(1,335,091)	1,306,416	—	—	—	26,827
Transamerica Mid Cap Growth	650,166	—	(89,065)	(69,682)	116,776	608,195	81,857	—	—
Transamerica Mid Cap Value Opportunities	681,942	44,742	(47,054)	(17,501)	(30,428)	631,701	61,093	7,797	36,945
Transamerica Small Cap Growth	540,457	20,913	(30,327)	(12,813)	(12,327)	505,903	86,038	—	20,913
Transamerica Small Cap Value	566,273	97,340	(29,096)	(38,464)	(128,854)	467,199	96,729	12,625	84,715
Transamerica US Growth	—	1,363,000	(302,989)	42,924	166,619	1,269,554	52,396	—	—

Total	$23,248,924	$4,656,575	$(4,968,815)	$(1,839,433)	$1,821,845	$22,919,096	2,809,970	$789,689	$294,457

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $28,065,141)	$22,919,096
Unaffiliated investments, at value (cost $22,554,497) (including securities loaned of $738,285)	19,017,602
Repurchase agreement, at value (cost $219,579)	219,579
Receivables and other assets:
Net income from securities lending	98
Shares of beneficial interest sold	336
Dividends from affiliated investments	52,053
Interest	15
Total assets	42,208,779

Liabilities:
Cash collateral received upon return of:
Securities on loan	69,475
Payables and other liabilities:
Investments purchased	52,014
Shares of beneficial interest redeemed	53,757
Investment management fees	13,463
Distribution and service fees	18,149
Transfer agent fees	5,828
Trustee and CCO fees	12
Audit and tax fees	23,067
Custody fees	162
Legal fees	494
Printing and shareholder reports fees	467
Registration fees	534
Other accrued expenses	2,341
Total liabilities	239,763
Net assets	$41,969,016

Net assets consist of:
Paid-in capital	$52,252,749
Total distributable earnings (accumulated losses)	(10,283,733)
Net assets	$41,969,016

Net assets by class:
Class R1	$39,857,876
Class R3	1,645,118
Class R6	466,022
Shares outstanding (unlimited shares, no par value):
Class R1	5,524,258
Class R3	229,297
Class R6	63,826
Net asset value per share:
Class R1	$7.22
Class R3	7.17
Class R6	7.30

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$789,689
Dividend income from unaffiliated investments	471,214
Interest income from unaffiliated investments	8,518
Net income from securities lending	10,613
Total investment income	1,280,034

Expenses:
Investment management fees	44,800
Distribution and service fees:
Class R1	216,823
Class R3	2,361
Transfer agent fees:
Class R1	68,299
Class R3	1,487
Class R6	37
Trustee and CCO fees	1,487
Audit and tax fees	28,154
Custody fees	926
Legal fees	2,846
Printing and shareholder reports fees	7,565
Registration fees	49,494
Other	14,087
Total expenses before waiver and/or reimbursement and recapture	438,366
Expenses waived and/or reimbursed:
Class R1	(79,112)
Class R3	(2,105)
Class R6	(906)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,439
Class R3	675
Class R6	162
Net expenses	370,519

Net investment income (loss)	909,515

Net realized gain (loss) on:
Affiliated investments	(1,839,433)
Unaffiliated investments	(358,175)
Capital gain distributions received from affiliated investment companies	294,457
Net realized gain (loss)	(1,903,151)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	1,821,845
Unaffiliated investments	1,168,328
Net change in unrealized appreciation (depreciation)	2,990,173
Net realized and change in unrealized gain (loss)	1,087,022
Net increase (decrease) in net assets resulting from operations	$1,996,537

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$909,515	$1,616,468
Net realized gain (loss)	(1,903,151)	8,021,549
Net change in unrealized appreciation (depreciation)	2,990,173	(19,678,411)
Net increase (decrease) in net assets resulting from operations	1,996,537	(10,040,394)

Dividends and/or distributions to shareholders:
Class R1	(8,900,365)	(2,994,648)
Class R3	(73,075)	(609)
Class R6	(132,356)	(86,551)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,105,796)	(3,081,808)

Capital share transactions:
Proceeds from shares sold:
Class R1	316,090	2,159,366
Class R3	1,523,021	408,905
Class R6	74,320	342,982
1,913,431	2,911,253
Dividends and/or distributions reinvested:
Class R1	8,900,365	2,994,648
Class R3	73,075	609
Class R6	132,356	86,551
9,105,796	3,081,808
Cost of shares redeemed:
Class R1	(5,151,123)	(8,472,697)
Class R3	(186,881)	(74,656)
Class R6	(290,845)	(950,822)
(5,628,849)	(9,498,175)
Net increase (decrease) in net assets resulting from capital share transactions	5,390,378	(3,505,114)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	41	(A)
—	41
Net increase (decrease) in net assets	(1,718,881)	(16,627,275)

Net assets:
Beginning of year	43,687,897	60,315,172
End of year	$41,969,016	$43,687,897

Capital share transactions - shares:
Shares issued:
Class R1	41,217	216,756
Class R3	206,407	44,584
Class R6	9,263	34,107
256,887	295,447
Shares reinvested:
Class R1	1,250,051	281,188
Class R3	10,336	57
Class R6	18,460	8,081
1,278,847	289,326
Shares redeemed:
Class R1	(681,936)	(866,298)
Class R3	(25,031)	(8,070)
Class R6	(38,499)	(99,347)
(745,466)	(973,715)
Net increase (decrease) in shares outstanding:
Class R1	609,332	(368,354)
Class R3	191,712	36,571
Class R6	(10,776)	(57,159)
790,268	(388,942)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.69	$11.13	$9.55	$11.11	$10.70

Investment operations:
Net investment income (loss) (A)	0.15	0.30	0.07	0.04	0.15
Net realized and unrealized gain (loss)	0.21	(2.17)	1.72	(1.30)	0.94
Total investment operations	0.36	(1.87)	1.79	(1.26)	1.09
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.22)	(0.03)	(0.16)	(0.16)
Net realized gains	(1.64)	(0.35)	(0.18)	(0.14)	(0.52)
Total dividends and/or distributions to shareholders	(1.83)	(0.57)	(0.21)	(0.30)	(0.68)

Net asset value, end of year	$7.22	$8.69	$11.13	$9.55	$11.11
Total return	4.46%	(17.73)%	18.93%	(11.77)%	11.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,858	$42,706	$58,821	$55,999	$74,011
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.99%	0.98%	1.18%	1.17%	1.17%
Including waiver and/or reimbursement and recapture (C)	0.84%	0.87%	1.15%	1.14%	1.14%
Net investment income (loss) to average net assets	2.02%	3.10%	0.69%	0.39%	1.43%
Portfolio turnover rate	10%	106%	19%	161%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.33%, 0.05%, 0.06% and 0.06%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$8.68	$11.12		$9.54	$11.11	$10.40

Investment operations:
Net investment income (loss) (B)	0.17	0.19		0.10	0.06	0.11
Net realized and unrealized gain (loss)	0.20	(2.03)		1.72	(1.29)	0.60
Total investment operations	0.37	(1.84)		1.82	(1.23)	0.71
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.25)		(0.06)	(0.20)	—
Net realized gains	(1.64)	(0.35)		(0.18)	(0.14)	—
Total dividends and/or distributions to shareholders	(1.88)	(0.60)		(0.24)	(0.34)	—

Net asset value, end of period/year	$7.17	$8.68		$11.12	$9.54	$11.11
Total return	4.55%	(17.52	)%(D)	19.33%	(11.58)%	6.83	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,645	$327		$11	$9	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.74%	0.73%		0.93%	0.92%	0.91	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%	0.61%		0.90%	0.89%	0.89	%(G)
Net investment income (loss) to average net assets	2.27%	2.12%		0.93%	0.60%	1.52	%(G)
Portfolio turnover rate	10%	106%		19%	161%	20%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.33%, 0.05%, 0.06% and 0.06% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.79	$11.25	$9.65	$11.23	$10.83

Investment operations:
Net investment income (loss) (A)	0.22	0.38	0.15	0.08	0.22
Net realized and unrealized gain (loss)	0.18	(2.20)	1.73	(1.29)	0.94
Total investment operations	0.40	(1.82)	1.88	(1.21)	1.16
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.29)	(0.10)	(0.23)	(0.24)
Net realized gains	(1.64)	(0.35)	(0.18)	(0.14)	(0.52)
Total dividends and/or distributions to shareholders	(1.89)	(0.64)	(0.28)	(0.37)	(0.76)

Net asset value, end of year	$7.30	$8.79	$11.25	$9.65	$11.23
Total return	4.98%	(17.17)%	19.78%	(11.26)%	11.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$466	$655	$1,483	$1,588	$1,292
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.34%	0.33%	0.53%	0.52%	0.52%
Including waiver and/or reimbursement and recapture (C)	0.19%	0.22%	0.50%	0.49%	0.49%
Net investment income (loss) to average net assets	2.77%	3.84%	1.37%	0.81%	2.10%
Portfolio turnover rate	10%	106%	19%	161%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.33%, 0.05%, 0.06% and 0.06%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2025 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$69,475	$—	$—	$—	$69,475
Total Borrowings	$69,475	$—	$—	$—	$69,475

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$40,712	$86,864	$79,112	$206,688
Class R3	—	—	1,495	1,495
Class R6	1,225	2,313	906	4,444

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,360	$ 281

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 4,288,848	$ 7,616,187

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 51,167,168	$ 160,558	$ (9,171,449)	$ (9,010,891)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 44,636	$ 1,857,406

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 950,023	$ 8,155,773	$ —	$ 1,637,206	$ 1,444,602	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 629,200	$ —	$ —	$ (1,902,042)	$ —	$ —	$ (9,010,891)

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2025

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2025 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $301,419 of qualified dividend income.

For corporate shareholders, 15% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $8,155,773 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 153,610	$ 16,271

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2025 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2025

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2025 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2030

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2030

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2030 (Class R6) returned 5.69%. By comparison, its benchmark, the S&P Target Date 2030 Index, returned 5.95%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2030 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments. The Fund had a marginally smaller allocation to equities than its benchmark, which served as a headwind to fund returns.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.04%	4.20%	3.85%	03/02/2015
Class R3 (NAV)	5.19%	N/A	3.81%	03/01/2019
Class R6 (NAV)	5.69%	4.88%	4.52%	03/02/2015
S&P Target Date 2030 Index (A)	5.95%	5.22%	5.03%

(A) The S&P Target Date 2030 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2030. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$965.70	$4.21	$1,021.00	$4.28	0.84%
Class R3	1,000.00	966.80	2.96	1,022.20	3.01	0.59
Class R6	1,000.00	969.10	0.95	1,024.20	0.97	0.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	38.1%
U.S. Equity Funds	34.7
International Equity Funds	22.2
International Fixed Income Fund	4.1
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 46.9%
International Equity Funds - 14.4%
iShares Core MSCI EAFE ETF	75,388	$ 4,701,196
iShares Core MSCI Emerging Markets ETF	23,889	1,097,460
iShares Global REIT ETF	62,425	1,260,361

		7,059,017

U.S. Equity Fund - 17.1%
iShares Core S&P 500 ETF	19,954	8,379,483

U.S. Fixed Income Funds - 15.4%
iShares 0-5 Year TIPS Bond ETF	27,177	2,639,702
iShares Core U.S. Aggregate Bond ETF	53,402	4,929,539

		7,569,241

Total Exchange-Traded Funds (Cost $26,520,652)		23,007,741

INVESTMENT COMPANIES - 52.2%
International Equity Funds - 7.8%
Transamerica Emerging Markets Opportunities (A)	121,782	858,566
Transamerica International Focus (A)	191,682	1,483,619
Transamerica International Stock (A)	149,325	1,493,250

		3,835,435

International Fixed Income Fund - 4.1%
Transamerica Emerging Markets Debt (A)	237,416	2,015,662

U.S. Equity Funds - 17.6%
Transamerica Capital Growth (A) (B)	144,217	849,441
Transamerica Large Cap Value (A)	236,637	2,851,471
Transamerica Mid Cap Growth (A) (B)	110,115	818,154
Transamerica Mid Cap Value Opportunities (A)	82,870	856,877

	Shares	Value
INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	118,484	$ 696,686
Transamerica Small Cap Value (A)	140,773	679,934
Transamerica US Growth (A)	77,597	1,880,164

		8,632,727

U.S. Fixed Income Funds - 22.7%
Transamerica Bond (A)	1,068,465	8,077,597
Transamerica High Yield Bond (A)	397,597	3,021,739

		11,099,336

Total Investment Companies (Cost $31,009,055)		25,583,160

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $491,546 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $501,388.	$ 491,512	491,512

Total Repurchase Agreement (Cost $491,512)		491,512

Total Investments (Cost $58,021,219)		49,082,413
Net Other Assets (Liabilities) - (0.1)%		(67,088)

Net Assets - 100.0%		$ 49,015,325

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$23,007,741	$—	$—	$23,007,741
Investment Companies	25,583,160	—	—	25,583,160
Repurchase Agreement	—	491,512	—	491,512

Total Investments	$48,590,901	$491,512	$—	$49,082,413

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$7,165,394	$1,551,571	$(359,491)	$(72,938)	$(206,939)	$8,077,597	1,068,465	$324,597	$—
Transamerica Capital Growth	—	1,012,002	(190,000)	30,323	(2,884)	849,441	144,217	—	—
Transamerica Emerging Markets Debt	1,927,971	189,607	(225,000)	(42,400)	165,484	2,015,662	237,416	115,607	—
Transamerica Emerging Markets Opportunities	766,329	81,295	(32,999)	(15,698)	59,639	858,566	121,782	23,799	—
Transamerica High Yield Bond	2,841,611	403,073	(155,762)	(28,521)	(38,662)	3,021,739	397,597	178,073	—
Transamerica International Focus	1,505,936	89,566	(263,000)	(71,713)	222,830	1,483,619	191,682	26,484	—
Transamerica International Stock	1,485,492	91,094	(287,000)	(49,058)	252,722	1,493,250	149,325	37,719	—
Transamerica Large Cap Value	3,104,109	303,889	(376,000)	(40,873)	(139,654)	2,851,471	236,637	42,675	161,214
Transamerica Large Growth	3,014,302	202,862	(3,187,054)	(2,151,127)	2,121,017	—	—	—	37,862
Transamerica Mid Cap Growth	1,042,757	—	(293,968)	(263,098)	332,463	818,154	110,115	—	—
Transamerica Mid Cap Value Opportunities	1,044,397	115,921	(242,918)	(86,799)	26,276	856,877	82,870	11,488	54,433
Transamerica Small Cap Growth	769,825	29,032	(66,694)	(31,650)	(3,827)	696,686	118,484	—	29,032
Transamerica Small Cap Value	805,773	179,148	(79,000)	(83,004)	(142,983)	679,934	140,773	16,751	112,397
Transamerica US Growth	—	1,897,991	(304,217)	39,633	246,757	1,880,164	77,597	—	—

Total	$25,473,896	$6,147,051	$(6,063,103)	$(2,866,923)	$2,892,239	$25,583,160	3,076,960	$777,193	$394,938

(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $31,009,055)	$25,583,160
Unaffiliated investments, at value (cost $26,520,652)	23,007,741
Repurchase agreement, at value (cost $491,512)	491,512
Receivables and other assets:
Net income from securities lending	146
Shares of beneficial interest sold	644
Dividends from affiliated investments	48,504
Interest	34
Total assets	49,131,741

Liabilities:
Payables and other liabilities:
Investments purchased	48,503
Investment management fees	14,089
Distribution and service fees	20,048
Transfer agent fees	6,509
Trustee and CCO fees	14
Audit and tax fees	23,093
Custody fees	184
Legal fees	562
Printing and shareholder reports fees	500
Registration fees	534
Other accrued expenses	2,380
Total liabilities	116,416
Net assets	$49,015,325

Net assets consist of:
Paid-in capital	$60,648,592
Total distributable earnings (accumulated losses)	(11,633,267)
Net assets	$49,015,325

Net assets by class:
Class R1	$43,672,816
Class R3	2,547,778
Class R6	2,794,731
Shares outstanding (unlimited shares, no par value):
Class R1	6,753,244
Class R3	397,569
Class R6	425,025
Net asset value per share:
Class R1	$6.47
Class R3	6.41
Class R6	6.58

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$777,193
Dividend income from unaffiliated investments	544,595
Interest income from unaffiliated investments	10,772
Net income from securities lending	7,049
Total investment income	1,339,609

Expenses:
Investment management fees	51,163
Distribution and service fees:
Class R1	233,170
Class R3	4,294
Transfer agent fees:
Class R1	73,448
Class R3	2,706
Class R6	211
Trustee and CCO fees	1,770
Audit and tax fees	28,260
Custody fees	878
Legal fees	3,262
Printing and shareholder reports fees	8,344
Registration fees	49,494
Other	14,339
Total expenses before waiver and/or reimbursement and recapture	471,339
Expenses waived and/or reimbursed:
Class R1	(71,237)
Class R3	(3,035)
Class R6	(4,299)
Recapture of previously waived and/or reimbursed fees:
Class R1	12,574
Class R3	874
Class R6	762
Net expenses	406,978

Net investment income (loss)	932,631

Net realized gain (loss) on:
Affiliated investments	(2,866,923)
Unaffiliated investments	(434,361)
Capital gain distributions received from affiliated investment companies	394,938
Net realized gain (loss)	(2,906,346)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,892,239
Unaffiliated investments	1,564,213
Net change in unrealized appreciation (depreciation)	4,456,452
Net realized and change in unrealized gain (loss)	1,550,106
Net increase (decrease) in net assets resulting from operations	$2,482,737

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$932,631	$1,813,340
Net realized gain (loss)	(2,906,346)	19,706,242
Net change in unrealized appreciation (depreciation)	4,456,452	(33,057,895)
Net increase (decrease) in net assets resulting from operations	2,482,737	(11,538,313)

Dividends and/or distributions to shareholders:
Class R1	(19,428,178)	(3,110,618)
Class R3	(313,226)	(725)
Class R6	(1,189,931)	(62,017)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,931,335)	(3,173,360)

Capital share transactions:
Proceeds from shares sold:
Class R1	1,048,628	1,046,563
Class R3	2,685,945	831,398
Class R6	286,055	2,293,374
4,020,628	4,171,335
Dividends and/or distributions reinvested:
Class R1	19,428,178	3,110,618
Class R3	313,226	725
Class R6	1,189,931	62,017
20,931,335	3,173,360
Cost of shares redeemed:
Class R1	(5,607,395)	(7,236,306)
Class R3	(682,298)	(255,984)
Class R6	(396,299)	(286,607)
(6,685,992)	(7,778,897)
Net increase (decrease) in net assets resulting from capital share transactions	18,265,971	(434,202)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	49	(A)
Net increase (decrease) in net assets	(182,627)	(15,145,826)

Net assets:
Beginning of year	49,197,952	64,343,778
End of year	$49,015,325	$49,197,952

Capital share transactions - shares:
Shares issued:
Class R1	153,663	85,725
Class R3	396,955	76,161
Class R6	41,146	196,730
591,764	358,616
Shares reinvested:
Class R1	3,059,556	234,057
Class R3	49,877	55
Class R6	185,348	4,635
3,294,781	238,747
Shares redeemed:
Class R1	(733,651)	(614,236)
Class R3	(101,751)	(24,728)
Class R6	(55,653)	(24,072)
(891,055)	(663,036)
Net increase (decrease) in shares outstanding:
Class R1	2,479,568	(294,454)
Class R3	345,081	51,488
Class R6	170,841	177,293
2,995,490	(65,673)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.73	$13.85	$11.65	$11.36	$10.91

Investment operations:
Net investment income (loss) (A)	0.13	0.39	0.08	0.13	0.15
Net realized and unrealized gain (loss)	0.33	(2.82)	2.47	0.49	0.98
Total investment operations	0.46	(2.43)	2.55	0.62	1.13
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.30)	(0.11)	(0.16)	(0.16)
Net realized gains	(4.51)	(0.39)	(0.24)	(0.17)	(0.52)
Total dividends and/or distributions to shareholders	(4.72)	(0.69)	(0.35)	(0.33)	(0.68)

Net asset value, end of year	$6.47	$10.73	$13.85	$11.65	$11.36
Total return	5.04%	(18.51)%	22.17%	5.48%	11.38%

Ratio and supplemental data:
Net assets end of year (000’s)	$43,672	$45,872	$63,252	$54,145	$57,414
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.97%	0.96%	1.17%	1.19%	1.20%
Including waiver and/or reimbursement and recapture (C)	0.84%	0.86%	1.16%	1.15%	1.15%
Net investment income (loss) to average net assets	1.78%	3.21%	0.65%	1.12%	1.38%
Portfolio turnover rate	13%	109%	9%	15%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019 (A)
Net asset value, beginning of period/year	$10.73	$13.83		$11.64	$11.36	$10.63

Investment operations:
Net investment income (loss) (B)	0.14	0.27		0.12	0.15	0.11
Net realized and unrealized gain (loss)	0.32	(2.64)		2.45	0.50	0.62
Total investment operations	0.46	(2.37)		2.57	0.65	0.73
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.34)		(0.14)	(0.20)	—
Net realized gains	(4.51)	(0.39)		(0.24)	(0.17)	—
Total dividends and/or distributions to shareholders	(4.78)	(0.73)		(0.38)	(0.37)	—

Net asset value, end of period/year	$6.41	$10.73		$13.83	$11.64	$11.36
Total return	5.19%	(18.17	)%(D)	22.42%	5.74%	6.87	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,548	$563		$14	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%		0.92%	0.94%	0.94	%(G)
Including waiver and/or reimbursement and recapture (H)	0.59%	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	2.04%	2.53%		0.89%	1.36%	1.50	%(G)
Portfolio turnover rate	13%	109%		9%	15%	16%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.34%, 0.04%, 0.05% and 0.05% (annualized), the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.87	$14.02	$11.78	$11.49	$11.04

Investment operations:
Net investment income (loss) (A)	0.18	0.37	0.17	0.19	0.22
Net realized and unrealized gain (loss)	0.32	(2.74)	2.49	0.50	0.99
Total investment operations	0.50	(2.37)	2.66	0.69	1.21
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.39)	(0.18)	(0.23)	(0.24)
Net realized gains	(4.51)	(0.39)	(0.24)	(0.17)	(0.52)
Total dividends and/or distributions to shareholders	(4.79)	(0.78)	(0.42)	(0.40)	(0.76)

Net asset value, end of year	$6.58	$10.87	$14.02	$11.78	$11.49
Total return	5.69%	(17.96)%	23.02%	6.09%	12.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,795	$2,763	$1,078	$754	$380
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%	0.31%	0.52%	0.54%	0.55%
Including waiver and/or reimbursement and recapture (C)	0.19%	0.21%	0.51%	0.50%	0.50%
Net investment income (loss) to average net assets	2.44%	3.13%	1.29%	1.62%	2.02%
Portfolio turnover rate	13%	109%	9%	15%	16%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.36%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2030 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$26,599	$92,704	$71,237	$190,540
Class R3	—	—	2,197	2,197
Class R6	—	2,282	4,299	6,581

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,837	$ 328

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 6,443,588	$ 8,963,480

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 58,390,665	$ 237,092	$ (9,545,344)	$ (9,308,252)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 342,099	$ 2,606,562

During the year ended October 31 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 939,884	$ 19,991,451	$ —	$ 1,410,294	$ 1,763,066	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 623,646	$ —	$ —	$ (2,948,661)	$ —	$ —	$ (9,308,252)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2030

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2030 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $415,082 of qualified dividend income.

For corporate shareholders, 20% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $19,991,451 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 221,692	$ 22,849

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2030 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe but below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2030

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2030 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2035

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2035

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2035 (Class R6) returned 6.41%. By comparison, its benchmark, the S&P Target Date 2035 Index, returned 6.95%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2035 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments and the Fund had roughly the same allocation to equities as its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	5.81%	4.84%	4.42%	03/02/2015
Class R3 (NAV)	5.99%	N/A	4.42%	03/01/2019
Class R6 (NAV)	6.41%	5.49%	5.08%	03/02/2015
S&P Target Date 2035 Index (A)	6.95%	5.87%	5.57%

(A) The S&P Target Date 2035 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2035. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$968.40	$4.16	$1,021.00	$4.23	0.83%
Class R3	1,000.00	968.10	2.91	1,022.30	2.96	0.58
Class R6	1,000.00	970.50	0.90	1,024.30	0.92	0.18

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
U.S. Equity Fund	42.3%
International Equity Funds	26.9
U.S. Fixed Income Funds	26.5
International Fixed Income Fund	3.4
Repurchase Agreement	1.0
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 48.8%
International Equity Funds - 17.2%
iShares Core MSCI EAFE ETF	93,031	$ 5,801,413
iShares Core MSCI Emerging Markets ETF	30,628	1,407,050
iShares Global REIT ETF	85,815	1,732,605

		8,941,068

U.S. Equity Fund - 20.8%
iShares Core S&P 500 ETF	25,793	10,831,513

U.S. Fixed Income Funds - 10.8%
iShares 0-5 Year TIPS Bond ETF	24,866	2,415,235
iShares Core U.S. Aggregate Bond ETF	34,450	3,180,079

		5,595,314

Total Exchange-Traded Funds (Cost $29,568,658)		25,367,895

INVESTMENT COMPANIES - 50.3%
International Equity Funds - 9.7%
Transamerica Emerging Markets Opportunities (A)	125,026	881,435
Transamerica International Focus (A)	269,186	2,083,500
Transamerica International Stock (A)	210,125	2,101,247

		5,066,182

International Fixed Income Fund - 3.4%
Transamerica Emerging Markets Debt (A)	206,333	1,751,771

U.S. Equity Funds - 21.5%
Transamerica Capital Growth (A) (B)	197,958	1,165,970
Transamerica Large Cap Value (A)	294,828	3,552,674
Transamerica Mid Cap Growth (A) (B)	174,430	1,296,015
Transamerica Mid Cap Value Opportunities (A)	122,594	1,267,627

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	149,994	$ 881,964
Transamerica Small Cap Value (A)	162,843	786,531
Transamerica US Growth (A)	92,055	2,230,501

		11,181,282

U.S. Fixed Income Funds - 15.7%
Transamerica Bond (A)	740,153	5,595,554
Transamerica High Yield Bond (A)	334,712	2,543,811

		8,139,365

Total Investment Companies (Cost $32,363,233)		26,138,600

	Principal	Value

REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $536,443 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $547,151.	$ 536,406	536,406

Total Repurchase Agreement (Cost $536,406)		536,406

Total Investments (Cost $62,468,297)		52,042,901
Net Other Assets (Liabilities) - (0.1)%		(70,507)

Net Assets - 100.0%		$ 51,972,394

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$25,367,895	$—	$—	$25,367,895
Investment Companies	26,138,600	—	—	26,138,600
Repurchase Agreement	—	536,406	—	536,406

Total Investments	$51,506,495	$536,406	$—	$52,042,901

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$5,261,006	$841,072	$(321,356)	$(63,684)	$(121,484)	$5,595,554	740,153	$226,072	$—
Transamerica Capital Growth	—	1,349,998	(220,000)	39,932	(3,960)	1,165,970	197,958	—	—
Transamerica Emerging Markets Debt	1,695,816	114,426	(165,023)	(33,598)	140,150	1,751,771	206,333	100,426	—
Transamerica Emerging Markets Opportunities	781,303	56,969	—	—	43,163	881,435	125,026	24,969	—
Transamerica High Yield Bond	2,230,383	501,828	(129,679)	(23,654)	(35,067)	2,543,811	334,712	146,828	—
Transamerica International Focus	1,981,881	39,694	(142,000)	(35,078)	239,003	2,083,500	269,186	39,694	—
Transamerica International Stock	2,059,805	58,624	(308,500)	(46,756)	338,074	2,101,247	210,125	58,624	—
Transamerica Large Cap Value	4,007,270	271,362	(480,000)	(63,476)	(182,482)	3,552,674	294,828	53,544	217,818
Transamerica Large Growth	3,226,319	41,205	(3,223,481)	(3,019,948)	2,975,905	—	—	—	41,205
Transamerica Mid Cap Growth	1,182,990	64,000	(25,000)	(19,832)	93,857	1,296,015	174,430	—	—
Transamerica Mid Cap Value Opportunities	1,475,276	96,792	(208,000)	(76,315)	(20,126)	1,267,627	122,594	16,868	79,924
Transamerica Small Cap Growth	848,625	80,838	—	—	(47,499)	881,964	149,994	—	32,838
Transamerica Small Cap Value	1,062,759	182,684	(164,000)	(210,534)	(84,378)	786,531	162,843	23,695	158,989
Transamerica US Growth	—	2,295,000	(418,000)	60,762	292,739	2,230,501	92,055	—	—

Total	$25,813,433	$5,994,492	$(5,805,039)	$(3,492,181)	$3,627,895	$26,138,600	3,080,237	$690,720	$530,774

(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $32,363,233)	$26,138,600
Unaffiliated investments, at value (cost $29,568,658)	25,367,895
Repurchase agreement, at value (cost $536,406)	536,406
Receivables and other assets:
Net income from securities lending	164
Shares of beneficial interest sold	50
Dividends from affiliated investments	35,833
Interest	37
Total assets	52,078,985

Liabilities:
Payables and other liabilities:
Investments purchased	35,833
Investment management fees	13,819
Distribution and service fees	22,447
Transfer agent fees	7,158
Trustee and CCO fees	15
Audit and tax fees	23,103
Custody fees	183
Legal fees	594
Printing and shareholder reports fees	511
Registration fees	534
Other accrued expenses	2,394
Total liabilities	106,591
Net assets	$51,972,394

Net assets consist of:
Paid-in capital	$65,215,527
Total distributable earnings (accumulated losses)	(13,243,133)
Net assets	$51,972,394

Net assets by class:
Class R1	$49,744,633
Class R3	1,207,345
Class R6	1,020,416

Shares outstanding (unlimited shares, no par value):
Class R1	8,117,251
Class R3	199,162
Class R6	163,415

Net asset value per share:
Class R1	$6.13
Class R3	6.06
Class R6	6.24

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$690,720
Dividend income from unaffiliated investments	569,623
Interest income from unaffiliated investments	10,912
Net income from securities lending	10,371
Total investment income	1,281,626

Expenses:
Investment management fees	54,167
Distribution and service fees:
Class R1	261,864
Class R3	1,958
Transfer agent fees:
Class R1	82,487
Class R3	1,233
Class R6	76
Trustee and CCO fees	1,887
Audit and tax fees	28,302
Custody fees	1,081
Legal fees	3,453
Printing and shareholder reports fees	8,742
Registration fees	49,494
Other	14,451
Total expenses before waiver and/or reimbursement and recapture	509,195
Expenses waived and/or reimbursed:
Class R1	(79,033)
Class R3	(1,376)
Class R6	(1,550)
Recapture of previously waived and/or reimbursed fees:
Class R1	12,936
Class R3	387
Class R6	274
Net expenses	440,833

Net investment income (loss)	840,793

Net realized gain (loss) on:
Affiliated investments	(3,492,181)
Unaffiliated investments	(240,316)
Capital gain distributions received from affiliated investment companies	530,774
Net realized gain (loss)	(3,201,723)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,627,895
Unaffiliated investments	1,725,670
Net change in unrealized appreciation (depreciation)	5,353,565
Net realized and change in unrealized gain (loss)	2,151,842
Net increase (decrease) in net assets resulting from operations	$2,992,635

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$840,793	$1,949,154
Net realized gain (loss)	(3,201,723)	24,709,596
Net change in unrealized appreciation (depreciation)	5,353,565	(39,387,137)
Net increase (decrease) in net assets resulting from operations	2,992,635	(12,728,387)

Dividends and/or distributions to shareholders:
Class R1	(24,664,916)	(3,527,833)
Class R3	(257,056)	(817)
Class R6	(619,608)	(68,980)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,541,580)	(3,597,630)

Capital share transactions:
Proceeds from shares sold:
Class R1	894,213	1,935,832
Class R3	1,181,550	301,267
Class R6	198,628	582,855
2,274,391	2,819,954
Dividends and/or distributions reinvested:
Class R1	24,664,916	3,527,833
Class R3	257,056	817
Class R6	619,608	68,980
25,541,580	3,597,630
Cost of shares redeemed:
Class R1	(3,893,795)	(5,687,672)
Class R3	(260,926)	(4,044)
Class R6	(455,565)	(206,573)
(4,610,286)	(5,898,289)
Net increase (decrease) in net assets resulting from capital share transactions	23,205,685	519,295
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	49	(A)
—	49
Net increase (decrease) in net assets	656,740	(15,806,673)

Net assets:
Beginning of year	51,315,654	67,122,327
End of year	$51,972,394	$51,315,654

Capital share transactions - shares:
Shares issued:
Class R1	135,305	151,497
Class R3	169,768	25,761
Class R6	28,409	46,183
333,482	223,441
Shares reinvested:
Class R1	4,124,568	251,808
Class R3	43,569	59
Class R6	102,246	4,889
4,270,383	256,756
Shares redeemed:
Class R1	(600,951)	(450,719)
Class R3	(40,625)	(346)
Class R6	(74,919)	(16,527)
(716,495)	(467,592)
Net increase (decrease) in shares outstanding:
Class R1	3,658,922	(47,414)
Class R3	172,712	25,474
Class R6	55,736	34,545
3,887,370	12,605

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.17	$14.65	$11.88	$11.51	$11.09

Investment operations:
Net investment income (loss) (A)	0.10	0.42	0.08	0.13	0.14
Net realized and unrealized gain (loss)	0.41	(3.10)	3.01	0.48	1.03
Total investment operations	0.51	(2.68)	3.09	0.61	1.17
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.35)	(0.11)	(0.15)	(0.17)
Net realized gains	(5.36)	(0.45)	(0.21)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(5.55)	(0.80)	(0.32)	(0.24)	(0.75)

Net asset value, end of year	$6.13	$11.17	$14.65	$11.88	$11.51
Total return	5.81%	(19.41)%	26.33%	5.31%	11.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$49,745	$49,803	$66,023	$55,525	$57,683
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.96%	0.96%	1.17%	1.19%	1.20%
Including waiver and/or reimbursement and recapture(C)	0.83%	0.86%	1.16%	1.15%	1.15%
Net investment income (loss) to average net assets	1.54%	3.30%	0.57%	1.09%	1.32%
Portfolio turnover rate	11%	108%	7%	13%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.16	$14.63		$11.86	$11.50	$10.77

Investment operations:
Net investment income (loss) (B)	0.11	0.18		0.11	0.15	0.11
Net realized and unrealized gain (loss)	0.40	(2.81)		3.01	0.49	0.62
Total investment operations	0.51	(2.63)		3.12	0.64	0.73
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.39)		(0.14)	(0.19)	—
Net realized gains	(5.36)	(0.45)		(0.21)	(0.09)	—
Total dividends and/or distributions to shareholders	(5.61)	(0.84)		(0.35)	(0.28)	—

Net asset value, end of period/year	$6.06	$11.16		$14.63	$11.86	$11.50
Total return	5.99%	(19.15	)%(D)	26.69%	5.57%	6.78	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,207	$295		$14	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.71%	0.71%		0.92%	0.94%	0.94	%(G)
Including waiver and/or reimbursement and recapture(H)	0.58%	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.71%	1.60%		0.82%	1.33%	1.47	%(G)
Portfolio turnover rate	11%	108%		7%	13%	12%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.31	$14.83	$12.02	$11.63	$11.23

Investment operations:
Net investment income (loss) (A)	0.16	0.47	0.17	0.19	0.22
Net realized and unrealized gain (loss)	0.40	(3.09)	3.04	0.52	1.01
Total investment operations	0.56	(2.62)	3.21	0.71	1.23
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.45)	(0.19)	(0.23)	(0.25)
Net realized gains	(5.36)	(0.45)	(0.21)	(0.09)	(0.58)
Total dividends and/or distributions to shareholders	(5.63)	(0.90)	(0.40)	(0.32)	(0.83)

Net asset value, end of year	$6.24	$11.31	$14.83	$12.02	$11.63
Total return	6.41%	(18.91)%	27.12%	6.10%	12.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,020	$1,218	$1,085	$869	$516
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.31%	0.31%	0.52%	0.54%	0.55%
Including waiver and/or reimbursement and recapture(C)	0.18%	0.21%	0.51%	0.50%	0.50%
Net investment income (loss) to average net assets	2.32%	3.74%	1.25%	1.67%	1.97%
Portfolio turnover rate	11%	108%	7%	13%	12%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2035 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$26,361	$94,639	$79,033	$200,033
Class R3	—	—	1,004	1,004
Class R6	122	1,868	1,550	3,540

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 4,062	$ 347

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 5,961,003	$ 8,168,297

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 62,678,531	$ 287,147	$ (10,922,777)	$ (10,635,630)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 8,025	$ 3,092,604

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 876,385	$ 24,665,195	$ —	$ 1,591,253	$ 2,006,377	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 493,126	$ —	$ —	$ (3,100,629)	$ —	$ —	$ (10,635,630)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2035

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2035 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $543,788 of qualified dividend income.

For corporate shareholders, 28% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $24,665,195 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 287,744	$ 29,274

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2035 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2035

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2035 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2040

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2040

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2040 (Class R6) returned 7.08%. By comparison, its benchmark, the S&P Target Date 2040 Index, returned 7.78%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2040 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments, which benefited the Fund since it has a marginally larger allocation to equities than its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	6.25%	5.17%	4.79%	03/02/2015
Class R3 (NAV)	6.57%	N/A	4.78%	03/01/2019
Class R6 (NAV)	7.08%	5.87%	5.52%	03/02/2015
S&P Target Date 2040 Index (A)	7.78%	6.38%	5.97%

(A) The S&P Target Date 2040 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2040. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$967.40	$4.16	$1,021.00	$4.23	0.83%
Class R3	1,000.00	968.60	2.91	1,022.30	2.96	0.58
Class R6	1,000.00	971.40	0.90	1,024.30	0.92	0.18

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	49.6%
International Equity Funds	31.2
U.S. Fixed Income Funds	16.5
Other Investment Company	2.5
International Fixed Income Fund	2.1
Repurchase Agreement	0.7
Net Other Assets (Liabilities)	(2.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 51.6%
International Equity Funds - 20.4%
iShares Core MSCI EAFE ETF	101,819	$ 6,349,433
iShares Core MSCI Emerging Markets ETF	33,295	1,529,572
iShares Global REIT ETF	91,568	1,848,758

		9,727,763

U.S. Equity Fund - 24.0%
iShares Core S&P 500 ETF	27,203	11,423,628

U.S. Fixed Income Funds - 7.2%
iShares 0-5 Year TIPS Bond ETF (A)	18,176	1,765,435
iShares Core U.S. Aggregate Bond ETF	18,355	1,694,350

		3,459,785

Total Exchange-Traded Funds (Cost $28,701,178)		24,611,176

INVESTMENT COMPANIES - 47.8%
International Equity Funds - 10.8%
Transamerica Emerging Markets Opportunities (B)	150,920	1,063,986
Transamerica International Focus (B)	263,047	2,035,985
Transamerica International Stock (B)	204,432	2,044,321

		5,144,292

International Fixed Income Fund - 2.1%
Transamerica Emerging Markets Debt (B)	115,359	979,399

U.S. Equity Funds - 25.6%
Transamerica Capital Growth (B) (C)	226,487	1,334,006
Transamerica Large Cap Value (B)	320,495	3,861,971
Transamerica Mid Cap Growth (B) (C)	176,651	1,312,515
Transamerica Mid Cap Value Opportunities (B)	124,120	1,283,401
Transamerica Small Cap Growth (B)	175,251	1,030,475
Transamerica Small Cap Value (B)	192,670	930,594
Transamerica US Growth (B)	101,699	2,464,167

		12,217,129

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Fixed Income Funds - 9.3%
Transamerica Bond (B)	422,304	$ 3,192,616
Transamerica High Yield Bond (B)	164,002	1,246,418

		4,439,034

Total Investment Companies (Cost $28,299,814)		22,779,854

OTHER INVESTMENT COMPANY - 2.5%
Securities Lending Collateral - 2.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	1,168,570	1,168,570

Total Other Investment Company (Cost $1,168,570)		1,168,570

	Principal	Value
REPURCHASE AGREEMENT - 0.7%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $322,510 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $329,030.	$ 322,487	322,487

Total Repurchase Agreement (Cost $322,487)		322,487

Total Investments (Cost $58,492,049)		48,882,087
Net Other Assets (Liabilities) - (2.6)%		(1,233,921)

Net Assets - 100.0%		$ 47,648,166

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$24,611,176	$—	$—	$24,611,176
Investment Companies	22,779,854	—	—	22,779,854
Other Investment Company	1,168,570	—	—	1,168,570
Repurchase Agreement	—	322,487	—	322,487

Total Investments	$48,559,600	$322,487	$—	$48,882,087

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $1,143,609, collateralized by cash collateral of $1,168,570. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$2,625,617	$832,418	$(150,656)	$(27,248)	$(87,515)	$3,192,616	422,304	$124,418	$—
Transamerica Capital Growth	—	1,491,002	(174,999)	22,533	(4,530)	1,334,006	226,487	—	—
Transamerica Emerging Markets Debt	930,021	80,177	(88,863)	(17,842)	75,906	979,399	115,359	56,177	—
Transamerica Emerging Markets Opportunities	901,227	114,904	—	—	47,855	1,063,986	150,920	28,801	—
Transamerica High Yield Bond	1,185,042	148,740	(60,058)	(10,299)	(17,007)	1,246,418	164,002	72,740	—
Transamerica International Focus	2,030,834	40,674	(247,000)	(61,051)	272,528	2,035,985	263,047	40,674	—
Transamerica International Stock	2,085,135	59,344	(393,000)	(60,914)	353,756	2,044,321	204,432	59,344	—
Transamerica Large Cap Value	4,027,123	273,123	(180,487)	(23,607)	(234,181)	3,861,971	320,495	56,991	216,132
Transamerica Large Growth	3,211,493	294,220	(3,459,282)	(3,009,368)	2,962,937	—	—	—	44,219
Transamerica Mid Cap Growth	1,161,080	104,000	(25,566)	(19,118)	92,119	1,312,515	176,651	—	—
Transamerica Mid Cap Value Opportunities	1,565,616	99,629	(281,250)	(106,098)	5,504	1,283,401	124,120	17,362	82,267
Transamerica Small Cap Growth	976,305	123,779	(14,423)	(6,444)	(48,742)	1,030,475	175,251	—	37,779
Transamerica Small Cap Value	1,222,877	210,208	(157,000)	(203,257)	(142,234)	930,594	192,670	27,266	182,942
Transamerica US Growth	—	2,484,989	(389,786)	45,561	323,403	2,464,167	101,699	—	—

Total	$21,922,370	$6,357,207	$(5,622,370)	$(3,477,152)	$3,599,799	$22,779,854	2,637,437	$483,773	$563,339

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $28,299,814)	$22,779,854
Unaffiliated investments, at value (cost $29,869,748) (including securities loaned of $1,143,609)	25,779,746
Repurchase agreement, at value (cost $322,487)	322,487
Receivables and other assets:
Net income from securities lending	150
Shares of beneficial interest sold	2,993
Dividends from affiliated investments	19,247
Interest	22
Total assets	48,904,499

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,168,570
Payables and other liabilities:
Investments purchased	19,247
Investment management fees	14,247
Distribution and service fees	20,412
Transfer agent fees	6,632
Trustee and CCO fees	14
Audit and tax fees	23,082
Custody fees	199
Legal fees	544
Printing and shareholder reports fees	484
Registration fees	534
Other accrued expenses	2,368
Total liabilities	1,256,333
Net assets	$47,648,166

Net assets consist of:
Paid-in capital	$60,154,372
Total distributable earnings (accumulated losses)	(12,506,206)
Net assets	$47,648,166

Net assets by class:
Class R1	$44,205,422
Class R3	2,840,823
Class R6	601,921
Shares outstanding (unlimited shares, no par value):
Class R1	7,441,721
Class R3	484,016
Class R6	98,430
Net asset value per share:
Class R1	$5.94
Class R3	5.87
Class R6	6.12

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$483,773
Dividend income from unaffiliated investments	536,114
Interest income from unaffiliated investments	10,570
Net income from securities lending	6,291
Total investment income	1,036,748

Expenses:
Investment management fees	49,649
Distribution and service fees:
Class R1	237,557
Class R3	3,845
Transfer agent fees:
Class R1	74,830
Class R3	2,422
Class R6	45
Trustee and CCO fees	1,738
Audit and tax fees	28,220
Custody fees	1,951
Legal fees	3,173
Printing and shareholder reports fees	8,157
Registration fees	49,494
Other	14,262
Total expenses before waiver and/or reimbursement and recapture	475,343
Expenses waived and/or reimbursed:
Class R1	(82,689)
Class R3	(3,193)
Class R6	(1,053)
Recapture of previously waived and/or reimbursed fees:
Class R1	14,556
Class R3	988
Class R6	193
Net expenses	404,145

Net investment income (loss)	632,603

Net realized gain (loss) on:
Affiliated investments	(3,477,152)
Unaffiliated investments	(262,431)
Capital gain distributions received from affiliated investment companies	563,339
Net realized gain (loss)	(3,176,244)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	3,599,799
Unaffiliated investments	1,878,607
Net change in unrealized appreciation (depreciation)	5,478,406
Net realized and change in unrealized gain (loss)	2,302,162
Net increase (decrease) in net assets resulting from operations	$2,934,765

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$632,603	$1,809,096
Net realized gain (loss)	(3,176,244)	23,731,307
Net change in unrealized appreciation (depreciation)	5,478,406	(37,339,371)
Net increase (decrease) in net assets resulting from operations	2,934,765	(11,798,968)

Dividends and/or distributions to shareholders:
Class R1	(23,369,861)	(3,438,261)
Class R3	(549,505)	(890)
Class R6	(382,960)	(54,494)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(24,302,326)	(3,493,645)

Capital share transactions:
Proceeds from shares sold:
Class R1	464,253	1,570,311
Class R3	2,674,393	504,137
Class R6	133,165	130,148
3,271,811	2,204,596
Dividends and/or distributions reinvested:
Class R1	23,369,861	3,438,261
Class R3	549,505	890
Class R6	382,960	54,494
24,302,326	3,493,645
Cost of shares redeemed:
Class R1	(4,394,189)	(3,405,554)
Class R3	(208,543)	(29,997)
Class R6	(284,848)	(77,989)
(4,887,580)	(3,513,540)
Net increase (decrease) in net assets resulting from capital share transactions	22,686,557	2,184,701
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	50	(A)
—	50
Net increase (decrease) in net assets	1,318,996	(13,107,862)

Net assets:
Beginning of year	46,329,170	59,437,032
End of year	$47,648,166	$46,329,170

Capital share transactions - shares:
Shares issued:
Class R1	67,200	117,280
Class R3	379,912	42,201
Class R6	19,588	10,031
466,700	169,512
Shares reinvested:
Class R1	4,050,236	239,600
Class R3	96,574	62
Class R6	64,798	3,753
4,211,608	243,415
Shares redeemed:
Class R1	(662,280)	(269,288)
Class R3	(33,197)	(2,505)
Class R6	(48,281)	(6,028)
(743,758)	(277,821)
Net increase (decrease) in shares outstanding:
Class R1	3,455,156	87,592
Class R3	443,289	39,758
Class R6	36,105	7,756
3,934,550	135,106

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.33	$15.03	$12.00	$11.66	$11.26

Investment operations:
Net investment income (loss) (A)	0.08	0.44	0.08	0.13	0.14
Net realized and unrealized gain (loss)	0.45	(3.26)	3.33	0.48	1.02
Total investment operations	0.53	(2.82)	3.41	0.61	1.16
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)	(0.40)	(0.11)	(0.15)	(0.16)
Net realized gains	(5.76)	(0.48)	(0.27)	(0.12)	(0.60)
Total dividends and/or distributions to shareholders	(5.92)	(0.88)	(0.38)	(0.27)	(0.76)

Net asset value, end of year	$5.94	$11.33	$15.03	$12.00	$11.66
Total return	6.25%	(19.99)%	28.88%	5.27%	11.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$44,205	$45,150	$58,588	$49,510	$51,798
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.97%	0.97%	1.18%	1.20%	1.22%
Including waiver and/or reimbursement and recapture(C)	0.83%	0.86%	1.16%	1.15%	1.15%
Net investment income (loss) to average net assets	1.26%	3.43%	0.57%	1.10%	1.29%
Portfolio turnover rate	13%	111%	6%	12%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.31	$15.00		$11.98	$11.65	$10.92

Investment operations:
Net investment income (loss) (B)	0.08	0.15		0.11	0.16	0.11
Net realized and unrealized gain (loss)	0.47	(2.92)		3.32	0.48	0.62
Total investment operations	0.55	(2.77)		3.43	0.64	0.73
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.44)		(0.14)	(0.19)	—
Net realized gains	(5.76)	(0.48)		(0.27)	(0.12)	—
Total dividends and/or distributions to shareholders	(5.99)	(0.92)		(0.41)	(0.31)	—

Net asset value, end of period/year	$5.87	$11.31		$15.00	$11.98	$11.65
Total return	6.57%	(19.76	)%(D)	29.17%	5.52%	6.68	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$2,841	$461		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.72%	0.72%		0.93%	0.95%	0.96	%(G)
Including waiver and/or reimbursement and recapture(H)	0.58%	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.33%	1.31%		0.81%	1.34%	1.47	%(G)
Portfolio turnover rate	13%	111%		6%	12%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.52	$15.28	$12.19	$11.84	$11.43

Investment operations:
Net investment income (loss) (A)	0.14	0.52	0.19	0.20	0.22
Net realized and unrealized gain (loss)	0.46	(3.30)	3.36	0.50	1.03
Total investment operations	0.60	(2.78)	3.55	0.70	1.25
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.50)	(0.19)	(0.23)	(0.24)
Net realized gains	(5.76)	(0.48)	(0.27)	(0.12)	(0.60)
Total dividends and/or distributions to shareholders	(6.00)	(0.98)	(0.46)	(0.35)	(0.84)

Net asset value, end of year	$6.12	$11.52	$15.28	$12.19	$11.84
Total return	7.08%	(19.54)%	29.69%	5.93%	12.36%

Ratio and supplemental data:
Net assets end of year (000’s)	$602	$718	$834	$1,065	$780
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.32%	0.32%	0.53%	0.55%	0.57%
Including waiver and/or reimbursement and recapture(C)	0.18%	0.21%	0.51%	0.50%	0.50%
Net investment income (loss) to average net assets	2.06%	4.00%	1.34%	1.69%	1.94%
Portfolio turnover rate	13%	111%	6%	12%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.34%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2040 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,168,570	$—	$—	$—	$1,168,570
Total Borrowings	$1,168,570	$—	$—	$—	$1,168,570

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$29,347	$91,982	$82,689	$204,018
Class R3	—	—	2,278	2,278
Class R6	563	1,374	1,053	2,990

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,724	$ 320

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 6,549,377	$ 7,969,061

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 58,568,323	$ 320,998	$ (10,007,234)	$ (9,686,236)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 3,134,668

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 673,873	$ 23,628,453	$ —	$ 1,595,411	$ 1,898,234	$ —

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 314,698	$ —	$ —	$ (3,134,668)	$ —	$ —	$ (9,686,236)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2040

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2040 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $577,641 of qualified dividend income.

For corporate shareholders, 38% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $23,628,453 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 308,006	$ 31,557

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2040 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2040

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2040 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2045

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2045

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2045 (Class R6) returned 7.40%. By comparison, its benchmark, the S&P Target Date 2045 Index, returned 8.25%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2045 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments, which benefited the Fund since it has a marginally larger allocation to equities than its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	6.81%	5.74%	5.32%	03/02/2015
Class R3 (NAV)	7.11%	N/A	5.30%	03/01/2019
Class R6 (NAV)	7.40%	6.41%	6.00%	03/02/2015
S&P Target Date 2045 Index (A)	8.25%	6.68%	6.21%

(A) The S&P Target Date 2045 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2045. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$967.90	$4.21	$1,021.00	$4.28	0.84%
Class R3	1,000.00	969.30	2.91	1,022.30	2.96	0.58
Class R6	1,000.00	970.30	0.95	1,024.20	0.97	0.19

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	53.5%
International Equity Funds	35.0
U.S. Fixed Income Funds	10.0
International Fixed Income Fund	1.6
Repurchase Agreement	0.6
Net Other Assets (Liabilities)	(0.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 53.1%
International Equity Funds - 22.8%
iShares Core MSCI EAFE ETF	72,548	$ 4,524,093
iShares Core MSCI Emerging Markets ETF	26,915	1,236,475
iShares Global REIT ETF	60,021	1,211,824

		6,972,392

U.S. Equity Fund - 25.6%
iShares Core S&P 500 ETF	18,690	7,848,679

U.S. Fixed Income Funds - 4.7%
iShares 0-5 Year TIPS Bond ETF	8,332	809,287
iShares Core U.S. Aggregate Bond ETF	6,966	643,032

		1,452,319

Total Exchange-Traded Funds (Cost $19,048,070)		16,273,390

INVESTMENT COMPANIES - 47.0%
International Equity Funds - 12.2%
Transamerica Emerging Markets Opportunities (A)	110,648	780,065
Transamerica International Focus (A)	192,070	1,486,619
Transamerica International Stock (A)	148,101	1,481,014

		3,747,698

International Fixed Income Fund - 1.6%
Transamerica Emerging Markets Debt (A)	57,410	487,411

U.S. Equity Funds - 27.9%
Transamerica Capital Growth (A) (B)	156,592	922,329
Transamerica Large Cap Value (A)	219,560	2,645,704
Transamerica Mid Cap Growth (A) (B)	121,537	903,021
Transamerica Mid Cap Value Opportunities (A)	90,392	934,652

	Shares	Value

INVESTMENT COMPANIES (continued)
U.S. Equity Funds (continued)
Transamerica Small Cap Growth (A)	125,930	$ 740,470
Transamerica Small Cap Value (A)	150,071	724,845
Transamerica US Growth (A)	69,039	1,672,813

		8,543,834

U.S. Fixed Income Funds - 5.3%
Transamerica Bond (A)	148,317	1,121,278
Transamerica High Yield Bond (A)	64,486	490,096

		1,611,374

Total Investment Companies (Cost $17,922,249)		14,390,317

	Principal	Value
REPURCHASE AGREEMENT - 0.6%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $181,818 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $185,448.	$ 181,805	181,805

Total Repurchase Agreement (Cost $181,805)		181,805

Total Investments (Cost $37,152,124)		30,845,512
Net Other Assets (Liabilities) - (0.7)%		(205,653)

Net Assets - 100.0%		$ 30,639,859

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$16,273,390	$—	$—	$16,273,390
Investment Companies	14,390,317	—	—	14,390,317
Repurchase Agreement	—	181,805	—	181,805

Total Investments	$30,663,707	$181,805	$—	$30,845,512

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$1,023,106	$159,488	$(25,209)	$(3,958)	$(32,149)	$1,121,278	148,317	$44,490	$—
Transamerica Capital Growth	—	1,050,000	(141,001)	18,192	(4,862)	922,329	156,592	—	—
Transamerica Emerging Markets Debt	301,621	171,262	—	—	14,528	487,411	57,410	25,262	—
Transamerica Emerging Markets Opportunities	814,271	91,146	(186,000)	(89,043)	149,691	780,065	110,648	26,022	—
Transamerica High Yield Bond	308,747	193,388	(138)	(14)	(11,887)	490,096	64,486	25,389	—
Transamerica International Focus	1,477,758	73,878	(218,915)	(54,472)	208,370	1,486,619	192,070	28,879	—
Transamerica International Stock	1,486,610	56,286	(271,917)	(41,656)	251,691	1,481,014	148,101	41,286	—
Transamerica Large Cap Value	2,750,139	225,764	(161,501)	(14,649)	(154,049)	2,645,704	219,560	39,050	146,714
Transamerica Large Growth	2,522,102	52,211	(2,538,044)	(2,105,446)	2,069,177	—	—	—	32,211
Transamerica Mid Cap Growth	840,472	38,000	(30,000)	(21,894)	76,443	903,021	121,537	—	—
Transamerica Mid Cap Value Opportunities	1,019,264	106,873	(127,000)	(42,567)	(21,918)	934,652	90,392	11,654	55,219
Transamerica Small Cap Growth	723,647	66,002	(10,000)	(4,550)	(34,629)	740,470	125,930	—	28,002
Transamerica Small Cap Value	848,788	217,904	(100,000)	(115,986)	(125,861)	724,845	150,071	18,925	126,979
Transamerica US Growth	—	1,664,000	(240,000)	29,269	219,544	1,672,813	69,039	—	—

Total	$14,116,525	$4,166,202	$(4,049,725)	$(2,446,774)	$2,604,089	$14,390,317	1,654,153	$260,957	$389,125

(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $17,922,249)	$14,390,317
Unaffiliated investments, at value (cost $19,048,070)	16,273,390
Repurchase agreement, at value (cost $181,805)	181,805
Receivables and other assets:
Net income from securities lending	68
Shares of beneficial interest sold	54
Dividends from affiliated investments	6,983
Interest	13
Total assets	30,852,630

Liabilities:
Payables and other liabilities:
Investments purchased	6,979
Shares of beneficial interest redeemed	149,833
Investment management fees	11,961
Distribution and service fees	13,058
Transfer agent fees	4,236
Trustee and CCO fees	9
Audit and tax fees	23,007
Custody fees	137
Legal fees	351
Printing and shareholder reports fees	395
Registration fees	534
Other accrued expenses	2,271
Total liabilities	212,771
Net assets	$30,639,859

Net assets consist of:
Paid-in capital	$39,104,175
Total distributable earnings (accumulated losses)	(8,464,316)
Net assets	$30,639,859

Net assets by class:
Class R1	$28,181,082
Class R3	1,786,298
Class R6	672,479
Shares outstanding (unlimited shares, no par value):
Class R1	5,191,423
Class R3	333,573
Class R6	121,088
Net asset value per share:
Class R1	$5.43
Class R3	5.36
Class R6	5.55

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$260,957
Dividend income from unaffiliated investments	345,332
Interest income from unaffiliated investments	6,402
Net income from securities lending	3,736
Total investment income	616,427

Expenses:
Investment management fees	31,960
Distribution and service fees:
Class R1	151,924
Class R3	2,295
Transfer agent fees:
Class R1	47,856
Class R3	1,446
Class R6	49
Trustee and CCO fees	1,100
Audit and tax fees	27,918
Custody fees	953
Legal fees	2,034
Printing and shareholder reports fees	5,796
Registration fees	49,494
Other	13,534
Total expenses before waiver and/or reimbursement and recapture	336,359
Expenses waived and/or reimbursed:
Class R1	(89,614)
Class R3	(3,373)
Class R6	(1,946)
Recapture of previously waived and/or reimbursed fees:
Class R1	15,647
Class R3	1,138
Class R6	347
Net expenses	258,558

Net investment income (loss)	357,869

Net realized gain (loss) on:
Affiliated investments	(2,446,774)
Unaffiliated investments	(153,081)
Capital gain distributions received from affiliated investment companies	389,125
Net realized gain (loss)	(2,210,730)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,604,089
Unaffiliated investments	1,322,226
Net change in unrealized appreciation (depreciation)	3,926,315
Net realized and change in unrealized gain (loss)	1,715,585
Net increase (decrease) in net assets resulting from operations	$2,073,454

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$357,869	$1,249,869
Net realized gain (loss)	(2,210,730)	17,320,105
Net change in unrealized appreciation (depreciation)	3,926,315	(26,693,928)
Net increase (decrease) in net assets resulting from operations	2,073,454	(8,123,954)

Dividends and/or distributions to shareholders:
Class R1	(17,117,067)	(2,171,567)
Class R3	(193,546)	(861)
Class R6	(392,973)	(46,020)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,703,586)	(2,218,448)

Capital share transactions:
Proceeds from shares sold:
Class R1	327,223	858,936
Class R3	2,026,604	546,086
Class R6	101,711	147,597
2,455,538	1,552,619
Dividends and/or distributions reinvested:
Class R1	17,117,067	2,171,567
Class R3	193,546	861
Class R6	392,973	46,020
17,703,586	2,218,448
Cost of shares redeemed:
Class R1	(3,374,329)	(3,435,422)
Class R3	(480,212)	(248,786)
Class R6	(152,154)	(42,697)
(4,006,695)	(3,726,905)
Net increase (decrease) in net assets resulting from capital share transactions	16,152,429	44,162
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	50	(A)
—	50
Net increase (decrease) in net assets	522,297	(10,298,190)

Net assets:
Beginning of year	30,117,562	40,415,752
End of year	$30,639,859	$30,117,562

Capital share transactions - shares:
Shares issued:
Class R1	54,334	59,142
Class R3	359,204	43,091
Class R6	16,163	10,964
429,701	113,197
Shares reinvested:
Class R1	3,254,195	143,717
Class R3	37,364	57
Class R6	73,453	3,022
3,365,012	146,796
Shares redeemed:
Class R1	(581,818)	(254,495)
Class R3	(85,762)	(21,331)
Class R6	(25,276)	(3,235)
(692,856)	(279,061)
Net increase (decrease) in shares outstanding:
Class R1	2,726,711	(51,636)
Class R3	310,806	21,817
Class R6	64,340	10,751
3,101,857	(19,068)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.83	$15.76	$12.27	$11.94	$11.45

Investment operations:
Net investment income (loss) (A)	0.07	0.48	0.08	0.13	0.14
Net realized and unrealized gain (loss)	0.51	(3.55)	3.84	0.49	1.09
Total investment operations	0.58	(3.07)	3.92	0.62	1.23
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.45)	(0.11)	(0.15)	(0.16)
Net realized gains	(6.83)	(0.41)	(0.32)	(0.14)	(0.58)
Total dividends and/or distributions to shareholders	(6.98)	(0.86)	(0.43)	(0.29)	(0.74)

Net asset value, end of year	$5.43	$11.83	$15.76	$12.27	$11.94
Total return	6.81%	(20.63)%	32.47%	5.15%	11.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,182	$29,168	$39,667	$31,883	$34,278
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.07%	1.05%	1.25%	1.28%	1.29%
Including waiver and/or reimbursement and recapture (C)	0.83%	0.85%	1.16%	1.15%	1.15%
Net investment income (loss) to average net assets	1.11%	3.55%	0.57%	1.09%	1.26%
Portfolio turnover rate	14%	116%	5%	9%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.35%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.80	$15.72		$12.24	$11.93	$11.18

Investment operations:
Net investment income (loss) (B)	0.06	0.17		0.12	0.16	0.11
Net realized and unrealized gain (loss)	0.54	(3.19)		3.83	0.48	0.64
Total investment operations	0.60	(3.02)		3.95	0.64	0.75
Contributions from affiliate	—	0.00	(C) (D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.49)		(0.15)	(0.19)	—
Net realized gains	(6.83)	(0.41)		(0.32)	(0.14)	—
Total dividends and/or distributions to shareholders	(7.04)	(0.90)		(0.47)	(0.33)	—

Net asset value, end of period/year	$5.36	$11.80		$15.72	$12.24	$11.93
Total return	7.11%	(20.41	)%(D)	32.82%	5.34%	6.71	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,786	$269		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.82%	0.80%		0.99%	1.03%	1.03	%(G)
Including waiver and/or reimbursement and recapture (H)	0.58%	0.59%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.07%	1.38%		0.81%	1.33%	1.48	%(G)
Portfolio turnover rate	14%	116%		5%	9%	15%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.35%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.99	$15.96	$12.41	$12.08	$11.59

Investment operations:
Net investment income (loss) (A)	0.11	0.54	0.18	0.21	0.22
Net realized and unrealized gain (loss)	0.52	(3.55)	3.89	0.49	1.09
Total investment operations	0.63	(3.01)	4.07	0.70	1.31
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.55)	(0.20)	(0.23)	(0.24)
Net realized gains	(6.83)	(0.41)	(0.32)	(0.14)	(0.58)
Total dividends and/or distributions to shareholders	(7.07)	(0.96)	(0.52)	(0.37)	(0.82)

Net asset value, end of year	$5.55	$11.99	$15.96	$12.41	$12.08
Total return	7.40%	(20.10)%	33.39%	5.76%	12.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$672	$681	$734	$537	$417
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.42%	0.40%	0.60%	0.63%	0.64%
Including waiver and/or reimbursement and recapture (C)	0.18%	0.20%	0.51%	0.50%	0.50%
Net investment income (loss) to average net assets	1.81%	3.99%	1.23%	1.71%	1.90%
Portfolio turnover rate	14%	116%	5%	9%	15%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.37%, 0.35%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2045 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$39,399	$89,230	$89,614	$218,243
Class R3	—	—	2,556	2,556
Class R6	653	1,873	1,946	4,472
Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 2,397	$ 206

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 4,308,994	$ 5,518,795

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 37,262,525	$ 215,952	$ (6,632,965)	$ (6,417,013)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 2,194,998

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 390,781	$ 17,312,805	$ —	$ 1,161,125	$ 1,057,323	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 147,695	$ —	$ —	$ (2,194,998)	$ —	$ —	$ (6,417,013)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2045

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2045 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $403,630 of qualified dividend income.

For corporate shareholders, 45% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $17,312,805 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 221,288	$ 23,346

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2045 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2045

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2045 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2050

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2050

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2050 (Class R6) returned 7.55%. By comparison, its benchmark, the S&P Target Date 2050 Index, returned 8.44%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2050 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments, which benefited the Fund since it has a marginally larger allocation to equities than its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	6.95%	6.06%	5.52%	03/02/2015
Class R3 (NAV)	7.23%	N/A	5.64%	03/01/2019
Class R6 (NAV)	7.55%	6.74%	6.20%	03/02/2015
S&P Target Date 2050 Index (A)	8.44%	6.29%	5.99%

(A) The S&P Target Date 2050 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2050. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$967.90	$4.11	$1,021.10	$4.18	0.82%
Class R3	1,000.00	969.10	2.86	1,022.30	2.91	0.57
Class R6	1,000.00	970.40	0.85	1,024.30	0.87	0.17

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.
(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.4%
International Equity Funds	36.7
U.S. Fixed Income Funds	7.4
Repurchase Agreement	1.1
International Fixed Income Fund	0.5
Other Investment Company	0.1
Net Other Assets (Liabilities)	(0.2)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 52.5%
International Equity Funds - 23.5%
iShares Core MSCI EAFE ETF	68,357	$ 4,262,742
iShares Core MSCI Emerging Markets ETF	22,972	1,055,334
iShares Global REIT ETF	51,022	1,030,134

		6,348,210

U.S. Equity Fund - 25.8%
iShares Core S&P 500 ETF	16,603	6,972,264

U.S. Fixed Income Funds - 3.2%
iShares 0-5 Year TIPS Bond ETF (A)	5,862	569,376
iShares Core U.S. Aggregate Bond ETF	3,049	281,453

		850,829

Total Exchange-Traded Funds (Cost $16,582,003)		14,171,303

INVESTMENT COMPANIES - 46.5%
International Equity Funds - 13.2%
Transamerica Emerging Markets Opportunities (B)	101,200	713,460
Transamerica International Focus (B)	182,643	1,413,657
Transamerica International Stock (B)	143,086	1,430,860

		3,557,977

International Fixed Income Fund - 0.5%
Transamerica Emerging Markets Debt (B)	16,634	141,222

U.S. Equity Funds - 28.6%
Transamerica Capital Growth (B) (C)	144,513	851,180
Transamerica Large Cap Value (B)	197,044	2,374,386
Transamerica Mid Cap Growth (B) (C)	115,992	861,821
Transamerica Mid Cap Value Opportunities (B)	82,219	850,144
Transamerica Small Cap Growth (B)	109,347	642,960
Transamerica Small Cap Value (B)	129,700	626,452
Transamerica US Growth (B)	62,497	1,514,314

		7,721,257

U.S. Fixed Income Funds - 4.2%
Transamerica Bond (B)	93,063	703,559
Transamerica High Yield Bond (B)	55,657	422,993

		1,126,552

Total Investment Companies (Cost $15,710,093)		12,547,008

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	19,850	19,850

Total Other Investment Company (Cost $19,850)		19,850

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $285,502 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $291,261.	$ 285,482	285,482

Total Repurchase Agreement (Cost $285,482)		285,482

Total Investments (Cost $32,597,428)		27,023,643
Net Other Assets (Liabilities) - (0.2)%		(45,618)

Net Assets - 100.0%		$ 26,978,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$14,171,303	$—	$—	$14,171,303
Investment Companies	12,547,008	—	—	12,547,008
Other Investment Company	19,850	—	—	19,850
Repurchase Agreement	—	285,482	—	285,482

Total Investments	$26,738,161	$285,482	$—	$27,023,643

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)

All or a portion of the security is on loan. The value of the security on loan is $19,426, collateralized by cash collateral of $19,850. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.

(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$642,374	$116,230	$(31,157)	$(6,300)	$(17,588)	$703,559	93,063	$28,229	$—
Transamerica Capital Growth	—	905,001	(60,000)	9,070	(2,891)	851,180	144,513	—	—
Transamerica Emerging Markets Debt	255,757	10,923	(145,001)	(29,142)	48,685	141,222	16,634	9,723	—
Transamerica Emerging Markets Opportunities	689,797	42,044	(62,000)	(30,590)	74,209	713,460	101,200	22,045	—
Transamerica High Yield Bond	268,978	183,445	(18,629)	(3,561)	(7,240)	422,993	55,657	22,446	—
Transamerica International Focus	1,318,453	36,407	(77,000)	(17,226)	153,023	1,413,657	182,643	26,407	—
Transamerica International Stock	1,347,919	58,363	(165,000)	(24,146)	213,724	1,430,860	143,086	38,363	—
Transamerica Large Cap Value	2,486,368	165,026	(122,400)	(11,215)	(143,393)	2,374,386	197,044	34,801	130,225
Transamerica Large Growth	2,286,629	29,204	(2,284,616)	(1,920,358)	1,889,141	—	—	—	29,204
Transamerica Mid Cap Growth	786,202	50,000	(25,000)	(18,173)	68,792	861,821	115,992	—	—
Transamerica Mid Cap Value Opportunities	933,158	60,258	(79,000)	(29,051)	(35,221)	850,144	82,219	10,501	49,757
Transamerica Small Cap Growth	623,225	61,116	(7,000)	(3,185)	(31,196)	642,960	109,347	—	24,116
Transamerica Small Cap Value	753,123	173,378	(89,600)	(103,641)	(106,808)	626,452	129,700	16,003	107,375
Transamerica US Growth	—	1,530,999	(253,500)	38,073	198,742	1,514,314	62,497	—	—
Total	$12,391,983	$3,422,394	$(3,419,903)	$(2,149,445)	$2,301,979	$12,547,008	1,433,595	$208,518	$340,677

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)

There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $15,710,093)	$12,547,008
Unaffiliated investments, at value (cost $16,601,853) (including securities loaned of $19,426)	14,191,153
Repurchase agreement, at value (cost $285,482)	285,482
Receivables and other assets:
Net income from securities lending	101
Shares of beneficial interest sold	103,027
Dividends from affiliated investments	5,093
Interest	20
Total assets	27,131,884
Liabilities:
Cash collateral received upon return of:
Securities on loan	19,850
Payables and other liabilities:
Investments purchased	5,093
Shares of beneficial interest redeemed	75,789
Investment management fees	11,301
Distribution and service fees	11,496
Transfer agent fees	3,727
Trustee and CCO fees	8
Audit and tax fees	22,991
Custody fees	137
Legal fees	306
Printing and shareholder reports fees	375
Registration fees	534
Other accrued expenses	2,252
Total liabilities	153,859
Net assets	$26,978,025

Net assets consist of:
Paid-in capital	$34,494,673
Total distributable earnings (accumulated losses)	(7,516,648)
Net assets	$26,978,025

Net assets by class:
Class R1	$24,773,567
Class R3	1,646,339
Class R6	558,119

Shares outstanding (unlimited shares, no par value):
Class R1	4,562,761
Class R3	308,459
Class R6	100,127

Net asset value per share:
Class R1	$5.43
Class R3	5.34
Class R6	5.57

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$208,518
Dividend income from unaffiliated investments	299,204
Interest income from unaffiliated investments	5,767
Net income from securities lending	2,529
Total investment income	516,018

Expenses:
Investment management fees	28,075
Distribution and service fees:
Class R1	133,322
Class R3	2,158
Transfer agent fees:
Class R1	41,996
Class R3	1,360
Class R6	41
Trustee and CCO fees	985
Audit and tax fees	27,850
Custody fees	801
Legal fees	1,785
Printing and shareholder reports fees	5,282
Registration fees	49,494
Other	13,370
Total expenses before waiver and/or reimbursement and recapture	306,519
Expenses waived and/or reimbursed:
Class R1	(91,562)
Class R3	(3,439)
Class R6	(1,890)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,555
Class R3	913
Class R6	290
Net expenses	224,386

Net investment income (loss)	291,632

Net realized gain (loss) on:
Affiliated investments	(2,149,445)
Unaffiliated investments	(124,784)
Capital gain distributions received from affiliated investment companies	340,677
Net realized gain (loss)	(1,933,552)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,301,979
Unaffiliated investments	1,157,270
Net change in unrealized appreciation (depreciation)	3,459,249
Net realized and change in unrealized gain (loss)	1,525,697
Net increase (decrease) in net assets resulting from operations	$1,817,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$291,632	$1,093,307
Net realized gain (loss)	(1,933,552)	15,479,923
Net change in unrealized appreciation (depreciation)	3,459,249	(23,694,303)
Net increase (decrease) in net assets resulting from operations	1,817,329	(7,121,073)

Dividends and/or distributions to shareholders:
Class R1	(15,287,813)	(1,795,304)
Class R3	(251,395)	(847)
Class R6	(373,761)	(51,931)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,912,969)	(1,848,082)

Capital share transactions:
Proceeds from shares sold:
Class R1	420,514	2,005,600
Class R3	1,527,664	463,459
Class R6	111,369	98,712
2,059,547	2,567,771
Dividends and/or distributions reinvested:
Class R1	15,287,813	1,795,304
Class R3	251,395	847
Class R6	373,761	51,931
15,912,969	1,848,082
Cost of shares redeemed:
Class R1	(2,784,377)	(3,484,901)
Class R3	(206,880)	(95,695)
Class R6	(191,799)	(173,706)
(3,183,056)	(3,754,302)
Net increase (decrease) in net assets resulting from capital share transactions	14,789,460	661,551
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	51	(A)
—	51
Net increase (decrease) in net assets	693,820	(8,307,553)

Net assets:
Beginning of year	26,284,205	34,591,758
End of year	$26,978,025	$26,284,205

Capital share transactions - shares:
Shares issued:
Class R1	64,672	134,693
Class R3	265,419	35,845
Class R6	18,267	6,574
348,358	177,112
Shares reinvested:
Class R1	2,911,964	112,982
Class R3	48,815	54
Class R6	69,731	3,240
3,030,510	116,276
Shares redeemed:
Class R1	(455,020)	(244,996)
Class R3	(35,019)	(7,576)
Class R6	(35,946)	(12,649)
(525,985)	(265,221)
Net increase (decrease) in shares outstanding:
Class R1	2,521,616	2,679
Class R3	279,215	28,323
Class R6	52,052	(2,835)
2,852,883	28,167
(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.40	$16.54	$12.45	$12.10	$11.52

Investment operations:
Net investment income (loss) (A)	0.06	0.51	0.09	0.13	0.15
Net realized and unrealized gain (loss)	0.54	(3.77)	4.24	0.46	1.09
Total investment operations	0.60	(3.26)	4.33	0.59	1.24
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.15)	(0.49)	(0.11)	(0.15)	(0.16)
Net realized gains	(7.42)	(0.39)	(0.13)	(0.09)	(0.50)
Total dividends and/or distributions to shareholders	(7.57)	(0.88)	(0.24)	(0.24)	(0.66)

Net asset value, end of year	$5.43	$12.40	$16.54	$12.45	$12.10
Total return	6.95%	(20.88)%	35.17%	4.87%	11.87%

Ratio and supplemental data:
Net assets end of year (000’s)	$24,774	$25,318	$33,724	$26,659	$26,865
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.11%	1.08%	1.28%	1.32%	1.36%
Including waiver and/or reimbursement and recapture (C)	0.82%	0.84%	1.16%	1.16%	1.15%
Net investment income (loss) to average net assets	1.02%	3.60%	0.56%	1.09%	1.29%
Portfolio turnover rate	13%	120%	4%	6%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.36%, 0.04%, 0.04% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$12.37	$16.50		$12.42	$12.08	$11.33

Investment operations:
Net investment income (loss) (B)	0.06	0.17		0.12	0.16	0.12
Net realized and unrealized gain (loss)	0.55	(3.38)		4.24	0.46	0.63
Total investment operations	0.61	(3.21)		4.36	0.62	0.75
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.53)		(0.15)	(0.19)	—
Net realized gains	(7.42)	(0.39)		(0.13)	(0.09)	—
Total dividends and/or distributions to shareholders	(7.64)	(0.92)		(0.28)	(0.28)	—

Net asset value, end of period/year	$5.34	$12.37		$16.50	$12.42	$12.08
Total return	7.23%	(20.67	)%(D)	35.51%	5.14%	6.62	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,646	$361		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	0.86%	0.83%		1.03%	1.07%	1.10	%(G)
Including waiver and/or reimbursement and recapture (H)	0.57%	0.57%		0.91%	0.91%	0.90	%(G)
Net investment income (loss) to average net assets	1.05%	1.32%		0.80%	1.34%	1.50	%(G)
Portfolio turnover rate	13%	120%		4%	6%	13%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)

Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.36%, 0.04%, 0.04% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.58	$16.76	$12.61	$12.24	$11.66

Investment operations:
Net investment income (loss) (A)	0.11	0.62	0.18	0.21	0.23
Net realized and unrealized gain (loss)	0.54	(3.82)	4.30	0.48	1.10
Total investment operations	0.65	(3.20)	4.48	0.69	1.33
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.59)	(0.20)	(0.23)	(0.25)
Net realized gains	(7.42)	(0.39)	(0.13)	(0.09)	(0.50)
Total dividends and/or distributions to shareholders	(7.66)	(0.98)	(0.33)	(0.32)	(0.75)

Net asset value, end of year	$5.57	$12.58	$16.76	$12.61	$12.24
Total return	7.55%	(20.34)%	35.97%	5.63%	12.62%

Ratio and supplemental data:
Net assets end of year (000’s)	$558	$605	$853	$674	$424
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.46%	0.43%	0.63%	0.67%	0.71%
Including waiver and/or reimbursement and recapture (C)	0.17%	0.19%	0.51%	0.51%	0.50%
Net investment income (loss) to average net assets	1.79%	4.29%	1.20%	1.69%	1.98%
Portfolio turnover rate	13%	120%	4%	6%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)

Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.36%, 0.04%, 0.04% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2050 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$19,850	$—	$—	$—	$19,850
Total Borrowings	$19,850	$—	$—	$—	$19,850

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$42,469	$89,942	$91,562	$223,973
Class R3	—	—	2,786	2,786
Class R6	1,237	2,354	1,890	5,481

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 2,106	$ 181

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 3,508,481	$ 4,602,206

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 32,670,599	$ 196,307	$ (5,843,263)	$ (5,646,956)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 59,155	$ 1,920,398

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 327,365	$ 15,585,604	$ —	$ 1,023,013	$ 825,069	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$109,861	$—	$—	$(1,979,553)	$—	$—	$(5,646,956)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2050

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2050 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $348,509 of qualified dividend income.

For corporate shareholders, 47% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $15,585,604 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 203,147	$ 21,144

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2050 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 5-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2050

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2050 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2055

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2055

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2055 (Class R6) returned 7.89%. By comparison, its benchmark, the S&P Target Date 2055 Index, returned 8.48%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2055 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments, which benefited the Fund since it had a marginally larger allocation to equities than its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was somewhat larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	8.67%	6.43%	5.88%	07/07/2017
Class R3 (NAV)	7.39%	N/A	5.63%	03/01/2019
Class R6 (NAV)	7.89%	6.83%	6.34%	07/07/2017
S&P Target Date 2055 Index (A)	8.48%	6.88%	6.63%

(A) The S&P Target Date 2055 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2055. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)
Class R1	$1,000.00	$966.60	$3.41	$1,021.80	$3.47	0.68%
Class R3	1,000.00	968.20	2.86	1,022.30	2.91	0.57
Class R6	1,000.00	971.00	0.85	1,024.30	0.87	0.17

(A)	5% return per year before expenses.
(B)

Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)

Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	54.6%
International Equity Funds	38.6
U.S. Fixed Income Funds	6.1
Other Investment Company	3.1
International Fixed Income Fund	0.5
Net Other Assets (Liabilities)	(2.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 53.2%
International Equity Funds - 24.4%
iShares Core MSCI EAFE ETF	4,385	$ 273,448
iShares Core MSCI Emerging Markets ETF	1,475	67,761
iShares Global REIT ETF (A)	3,399	68,626

		409,835

U.S. Equity Fund - 25.7%
iShares Core S&P 500 ETF	1,029	432,118

U.S. Fixed Income Funds - 3.1%
iShares 0-5 Year TIPS Bond ETF	353	34,287
iShares Core U.S. Aggregate Bond ETF	186	17,170

		51,457

Total Exchange-Traded Funds (Cost $953,215)		893,410

INVESTMENT COMPANIES - 46.6%
International Equity Funds - 14.2%
Transamerica Emerging Markets Opportunities (B)	7,265	51,216
Transamerica International Focus (B)	12,086	93,543
Transamerica International Stock (B)	9,368	93,676

		238,435

International Fixed Income Fund - 0.5%
Transamerica Emerging Markets Debt (B)	1,014	8,613

U.S. Equity Funds - 28.9%
Transamerica Capital Growth (B) (C)	8,927	52,582
Transamerica Large Cap Value (B)	12,280	147,971
Transamerica Mid Cap Growth (B) (C)	7,227	53,698
Transamerica Mid Cap Value Opportunities (B)	5,313	54,940
Transamerica Small Cap Growth (B)	7,092	41,699
Transamerica Small Cap Value (B)	8,749	42,256
Transamerica US Growth (B)	3,807	92,249

		485,395

U.S. Fixed Income Funds - 3.0%
Transamerica Bond (B)	4,550	34,395
Transamerica High Yield Bond (B)	2,266	17,219

		51,614

Total Investment Companies (Cost $829,895)		784,057

OTHER INVESTMENT COMPANY - 3.1%
Securities Lending Collateral - 3.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	51,875	51,875

Total Other Investment Company (Cost $51,875)		51,875

Total Investments (Cost $1,834,985)		1,729,342
Net Other Assets (Liabilities) - (2.9)%		(48,907)

Net Assets - 100.0%		$ 1,680,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$893,410	$—	$—	$893,410
Investment Companies	784,057	—	—	784,057
Other Investment Company	51,875	—	—	51,875

Total Investments	$1,729,342	$—	$—	$1,729,342

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the security is on loan. The value of the security on loan is $50,475, collateralized by cash collateral of $51,875. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$19,702	$20,143	$(4,075)	$(784)	$(591)	$34,395	4,550	$1,048	$—
Transamerica Capital Growth	—	60,269	(6,401)	695	(1,981)	52,582	8,927	—	—
Transamerica Emerging Markets Debt	—	9,449	(588)	9	(257)	8,613	1,014	302	—
Transamerica Emerging Markets Opportunities	28,848	29,250	(7,127)	(2,286)	2,531	51,216	7,265	872	—
Transamerica High Yield Bond	9,945	9,787	(2,087)	(360)	(66)	17,219	2,266	762	—
Transamerica International Focus	53,204	50,495	(13,747)	(3,561)	7,152	93,543	12,086	1,049	—
Transamerica International Stock	53,132	47,489	(12,853)	(1,625)	7,533	93,676	9,368	1,492	—
Transamerica Large Cap Value	86,168	81,752	(11,551)	(1,408)	(6,990)	147,971	12,280	1,619	5,042
Transamerica Large Growth	85,117	23,373	(107,666)	(14,976)	14,152	—	—	—	1,276
Transamerica Mid Cap Growth	31,878	28,939	(8,106)	(7,180)	8,167	53,698	7,227	—	—
Transamerica Mid Cap Value Opportunities	32,016	30,631	(4,416)	(1,683)	(1,608)	54,940	5,313	396	1,880
Transamerica Small Cap Growth	24,592	24,399	(4,872)	(2,639)	219	41,699	7,092	—	1,069
Transamerica Small Cap Value	24,754	31,302	(4,074)	(5,025)	(4,701)	42,256	8,749	609	4,084
Transamerica US Growth	—	92,054	(8,638)	1,101	7,732	92,249	3,807	—	—

Total	$449,356	$539,332	$(196,201)	$(39,722)	$31,292	$784,057	89,944	$8,149	$13,351

(C)	Non-income producing securities.
(D)	Rate disclosed reflects the yield at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $829,895)	$784,057
Unaffiliated investments, at value (cost $1,005,090) (including securities loaned of $50,475)	945,285
Cash	19,287
Receivables and other assets:
Net income from securities lending	31
Shares of beneficial interest sold	7,945
Dividends from affiliated investments	220
Due from investment manager	1,836
Other assets	342
Total assets	1,759,003

Liabilities:
Cash collateral received upon return of:
Securities on loan	51,875
Payables and other liabilities:
Investments purchased	219
Distribution and service fees	336
Transfer agent fees	164
Audit and tax fees	22,873
Custody fees	215
Legal fees	13
Printing and shareholder reports fees	234
Registration fees	534
Other accrued expenses	2,105
Total liabilities	78,568
Net assets	$1,680,435

Net assets consist of:
Paid-in capital	$1,929,253
Total distributable earnings (accumulated losses)	(248,818)
Net assets	$1,680,435

Net assets by class:
Class R1	$359,912
Class R3	885,444
Class R6	435,079

Shares outstanding (unlimited shares, no par value):
Class R1	42,715
Class R3	107,818
Class R6	51,994

Net asset value per share:
Class R1	$8.43
Class R3	8.21
Class R6	8.37

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$8,149
Dividend income from unaffiliated investments	13,429
Interest income from unaffiliated investments	342
Net income from securities lending	420
Total investment income	22,340

Expenses:
Investment management fees	1,285
Distribution and service fees:
Class R1	1,841
Class R3	1,214
Transfer agent fees:
Class R1	580
Class R3	765
Class R6	32
Trustee and CCO fees	51
Audit and tax fees	27,387
Custody fees	1,211
Legal fees	80
Printing and shareholder reports fees	1,256
Registration fees	47,985
Filing fees	12,167
Other	36
Total expenses before waiver and/or reimbursement and recapture	95,890
Expenses waived and/or reimbursed:
Class R1	(30,215)
Class R3	(38,583)
Class R6	(33,166)
Recapture of previously waived and/or reimbursed fees:
Class R1	3,646
Class R3	4,788
Class R6	3,152
Net expenses	5,512

Net investment income (loss)	16,828

Net realized gain (loss) on:
Affiliated investments	(39,722)
Unaffiliated investments	(20,571)
Capital gain distributions received from affiliated investment companies	13,351
Net realized gain (loss)	(46,942)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	31,292
Unaffiliated investments	45,581
Net change in unrealized appreciation (depreciation)	76,873
Net realized and change in unrealized gain (loss)	29,931
Net increase (decrease) in net assets resulting from operations	$46,759

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$16,828	$38,481
Net realized gain (loss)	(46,942)	234,577
Net change in unrealized appreciation (depreciation)	76,873	(494,053)
Net increase (decrease) in net assets resulting from operations	46,759	(220,995)

Dividends and/or distributions to shareholders:
Class R1	(114,321)	(18,217)
Class R3	(97,569)	(701)
Class R6	(142,932)	(28,579)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(354,822)	(47,497)

Capital share transactions:
Proceeds from shares sold:
Class R3	850,404	399,224
Class R6	48,144	80,623
898,548	479,847
Dividends and/or distributions reinvested:
Class R1	114,321	18,217
Class R3	97,569	701
Class R6	142,932	28,579
354,822	47,497
Cost of shares redeemed:
Class R3	(176,690)	(182,089)
Class R6	(47,910)	(124,824)
(224,600)	(306,913)
Net increase (decrease) in net assets resulting from capital share transactions	1,028,770	220,431
Contributions from affiliate, Transamerica Capital, Inc.:
Class R1	—	2,630	(A)
Class R3	—	51	(A)
—	2,681
Net increase (decrease) in net assets	720,707	(45,380)

Net assets:
Beginning of year	959,728	1,005,108
End of year	$1,680,435	$959,728

Capital share transactions - shares:
Shares issued:
Class R3	96,187	31,823
Class R6	5,186	5,941
101,373	37,764
Shares reinvested:
Class R1	14,079	1,225
Class R3	12,319	47
Class R6	17,778	1,919
44,176	3,191
Shares redeemed:
Class R3	(19,687)	(13,870)
Class R6	(5,962)	(9,862)
(25,649)	(23,732)
Net increase (decrease) in shares outstanding:
Class R1	14,079	1,225
Class R3	88,819	18,000
Class R6	17,002	(2,002)
119,900	17,223

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.70	$15.31		$11.52	$11.24	$10.44

Investment operations:
Net investment income (loss) (A)	0.11	0.54		0.08	0.13	0.13
Net realized and unrealized gain (loss)	0.62	(3.57)		3.99	0.43	1.07
Total investment operations	0.73	(3.03)		4.07	0.56	1.20
Contributions from affiliate	—	0.09	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.46)		(0.11)	(0.14)	(0.14)
Net realized gains	(3.80)	(0.21)		(0.17)	(0.14)	(0.26)
Total dividends and/or distributions to shareholders	(4.00)	(0.67)		(0.28)	(0.28)	(0.40)

Net asset value, end of year	$8.43	$11.70		$15.31	$11.52	$11.24
Total return	7.48%	(20.16	)%(B)	35.71%	4.89%	12.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$360	$335		$420	$309	$295
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	7.77%	8.81%		9.17%	11.19%	14.43%
Including waiver and/or reimbursement and recapture (D)	0.56%	0.26%		1.17%	1.15%	1.15%
Net investment income (loss) to average net assets	1.25%	4.15%		0.58%	1.14%	1.25%
Portfolio turnover rate	25%	147%		6%	12%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.63%.
(C)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.49	$15.28		$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss) (B)	0.09	0.18		0.12	0.16	0.11
Net realized and unrealized gain (loss)	0.62	(3.26)		3.98	0.42	0.60
Total investment operations	0.71	(3.08)		4.10	0.58	0.71
Contributions from affiliate	—	0.00	(C) (D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.19)	(0.50)		(0.14)	(0.17)	—
Net realized gains	(3.80)	(0.21)		(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(3.99)	(0.71)		(0.31)	(0.31)	—

Net asset value, end of period/year	$8.21	$11.49		$15.28	$11.49	$11.22
Total return	7.39%	(21.24	)%(D)	36.09%	5.12%	6.76	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$885	$219		$15	$11	$11
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	7.52%	8.56%		8.92%	10.94%	14.18	%(G)
Including waiver and/or reimbursement and recapture (H)	0.57%	0.55%		0.92%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.03%	1.52%		0.84%	1.39%	1.49	%(G)
Portfolio turnover rate	25%	147%		6%	12%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.61	$15.41	$11.58	$11.29	$10.50

Investment operations:
Net investment income (loss) (A)	0.15	0.57	0.18	0.20	0.20
Net realized and unrealized gain (loss)	0.61	(3.61)	4.00	0.44	1.06
Total investment operations	0.76	(3.04)	4.18	0.64	1.26
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.55)	(0.18)	(0.21)	(0.21)
Net realized gains	(3.80)	(0.21)	(0.17)	(0.14)	(0.26)
Total dividends and/or distributions to shareholders	(4.00)	(0.76)	(0.35)	(0.35)	(0.47)

Net asset value, end of year	$8.37	$11.61	$15.41	$11.58	$11.29
Total return	7.89%	(20.82)%	36.63%	5.60%	12.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$435	$406	$570	$382	$323
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	7.12%	8.16%	8.52%	10.54%	13.78%
Including waiver and/or reimbursement and recapture (C)	0.17%	0.18%	0.52%	0.50%	0.50%
Net investment income (loss) to average net assets	1.67%	4.31%	1.23%	1.78%	1.89%
Portfolio turnover rate	25%	147%	6%	12%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2055 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$51,875	$—	$—	$—	$51,875
Total Borrowings	$51,875	$—	$—	$—	$51,875

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$36,199	$33,396	$28,299	$97,894
Class R3	—	4,270	38,577	42,847
Class R6	47,386	45,893	33,166	126,445

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R1 and Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 97	$ 11

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 998,450	$ 324,184

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,938,933	$ 1,095	$ (210,686)	$ (209,591)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,368	$ 47,104

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 42,541	$ 312,281	$ —	$ 33,887	$ 13,610	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,245	$ —	$ —	$ (48,472)	$ —	$ —	$ (209,591)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2055

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2055 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $15,613 of qualified dividend income.

For corporate shareholders, 17% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $312,281 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,534	$ 879

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2055 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was in line with the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2055

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

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Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2055 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® 2060

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® 2060

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® 2060 (Class R6) returned 7.69%. By comparison, its benchmark, the S&P Target Date 2060 Index, returned 8.55%.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and underperformed its primary benchmark, the S&P Target Date 2060 Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments, which benefited the Fund since it had a marginally larger allocation to equities than its benchmark.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was somewhat larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income.

Within equities, the Fund was relatively overweight global real estate and relatively underweight foreign equities, which detracted from returns as foreign equities outperformed global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	8.50%	6.46%	5.90%	07/07/2017
Class R3 (NAV)	7.23%	N/A	5.69%	03/01/2019
Class R6 (NAV)	7.69%	6.85%	6.36%	07/07/2017
S&P Target Date 2060 Index (A)	8.55%	6.90%	6.69%

(A) The S&P Target Date 2060 Index seeks to represent a broadly derived consensus of asset class exposure and glide path for target date year 2060. The index allocates to equities and fixed income at varying levels, according to a pre-determined schedule related to the respective target date.

The S&P Target Date Index Series is designed to represent a broadly derived consensus of asset class exposure for each target date year, as well as an overall guide path. Each index corresponds to a particular target retirement date, providing varying levels of exposure to equities, bonds and other asset classes. The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date. Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)
Class R1	$1,000.00	$965.90	$3.41	$1,021.80	$3.47	0.68%
Class R3	1,000.00	967.50	2.86	1,022.30	2.91	0.57
Class R6	1,000.00	970.10	0.85	1,024.30	0.87	0.17

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.
(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Equity Funds	55.0%
International Equity Funds	38.8
U.S. Fixed Income Funds	6.3
International Fixed Income Fund	0.5
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 53.3%
International Equity Funds - 24.4%
iShares Core MSCI EAFE ETF	3,834	$239,087
iShares Core MSCI Emerging Markets ETF	1,287	59,125
iShares Global REIT ETF	2,915	58,854

		357,066

U.S. Equity Fund - 25.8%
iShares Core S&P 500 ETF	899	377,526

U.S. Fixed Income Funds - 3.1%
iShares 0-5 Year TIPS Bond ETF	317	30,790
iShares Core U.S. Aggregate Bond ETF	166	15,324

		46,114

Total Exchange-Traded Funds (Cost $837,978)		780,706

INVESTMENT COMPANIES - 47.3%
International Equity Funds - 14.4%
Transamerica Emerging Markets Opportunities (A)	6,393	45,070
Transamerica International Focus (A)	10,736	83,097
Transamerica International Stock (A)	8,302	83,020

		211,187

International Fixed Income Fund - 0.5%
Transamerica Emerging Markets Debt (A)	924	7,846

U.S. Equity Funds - 29.2%
Transamerica Capital Growth (A) (B)	7,901	46,540
Transamerica Large Cap Value (A)	10,868	130,956
Transamerica Mid Cap Growth (A) (B)	6,274	46,615
Transamerica Mid Cap Value Opportunities (A)	4,718	48,786
Transamerica Small Cap Growth (A)	6,216	36,549
Transamerica Small Cap Value (A)	7,594	36,679
Transamerica US Growth (A)	3,369	81,628

		427,753

U.S. Fixed Income Funds - 3.2%
Transamerica Bond (A)	4,043	30,566
Transamerica High Yield Bond (A)	2,037	15,480

		46,046

Total Investment Companies (Cost $742,831)		692,832

Total Investments (Cost $1,580,809)		1,473,538
Net Other Assets (Liabilities) - (0.6)%		(9,039)

Net Assets - 100.0%		$1,464,499

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$780,706	$—	$—	$780,706
Investment Companies	692,832	—	—	692,832

Total Investments	$1,473,538	$—	$—	$1,473,538

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$18,024	$20,524	$(6,654)	$(1,334)	$6	$30,566	4,043	$1,001	$—
Transamerica Capital Growth	—	58,491	(10,986)	1,314	(2,279)	46,540	7,901	—	—
Transamerica Emerging Markets Debt	—	9,510	(1,407)	19	(276)	7,846	924	292	—
Transamerica Emerging Markets Opportunities	27,740	28,687	(11,737)	(5,852)	6,232	45,070	6,393	887	—
Transamerica High Yield Bond	10,530	9,456	(4,108)	(726)	328	15,480	2,037	731	—
Transamerica International Focus	52,235	47,530	(20,418)	(5,301)	9,051	83,097	10,736	1,010	—
Transamerica International Stock	52,349	46,428	(21,648)	(2,974)	8,865	83,020	8,302	1,458	—
Transamerica Large Cap Value	86,946	80,260	(28,553)	(3,362)	(4,335)	130,956	10,868	1,532	4,712
Transamerica Large Growth	81,656	18,389	(99,537)	(35,260)	34,752	—	—	—	1,171
Transamerica Mid Cap Growth	30,936	24,613	(10,238)	(8,032)	9,336	46,615	6,274	—	—
Transamerica Mid Cap Value Opportunities	31,527	29,600	(9,336)	(3,578)	573	48,786	4,718	366	1,736
Transamerica Small Cap Growth	23,668	22,170	(7,128)	(3,532)	1,371	36,549	6,216	—	971
Transamerica Small Cap Value	25,422	29,302	(8,916)	(10,101)	972	36,679	7,594	566	3,803
Transamerica US Growth	—	87,360	(14,485)	2,090	6,663	81,628	3,369	—	—

Total	$441,033	$512,320	$(255,151)	$(76,629)	$71,259	$692,832	79,375	$7,843	$12,393

(B)	Non-income producing securities.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $742,831)	$692,832
Unaffiliated investments, at value (cost $837,978)	780,706
Cash	14,996
Receivables and other assets:
Net income from securities lending	42
Shares of beneficial interest sold	23
Dividends from affiliated investments	200
Due from investment manager	1,976
Other assets	324
Total assets	1,491,099

Liabilities:
Payables and other liabilities:
Investments purchased	200
Distribution and service fees	292
Transfer agent fees	137
Audit and tax fees	22,873
Custody fees	217
Legal fees	12
Printing and shareholder reports fees	234
Registration fees	534
Other accrued expenses	2,101
Total liabilities	26,600
Net assets	$1,464,499

Net assets consist of:
Paid-in capital	$1,676,785
Total distributable earnings (accumulated losses)	(212,286)
Net assets	$1,464,499
Net assets by class:
Class R1	$360,188
Class R3	590,685
Class R6	513,626
Shares outstanding (unlimited shares, no par value):
Class R1	40,913
Class R3	68,486
Class R6	58,728
Net asset value per share:
Class R1	$8.80
Class R3	8.62
Class R6	8.75

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$7,843
Dividend income from unaffiliated investments	13,277
Interest income from unaffiliated investments	324
Net income from securities lending	446
Total investment income	21,890

Expenses:
Investment management fees	1,236
Distribution and service fees:
Class R1	1,844
Class R3	875
Transfer agent fees:
Class R1	581
Class R3	551
Class R6	39
Trustee and CCO fees	25
Audit and tax fees	27,387
Custody fees	1,282
Legal fees	77
Printing and shareholder reports fees	1,246
Registration fees	48,049
Filing fees	12,166
Other	35
Total expenses before waiver and/or reimbursement and recapture	95,393
Expenses waived and/or reimbursed:
Class R1	(31,342)
Class R3	(29,092)
Class R6	(41,241)
Recapture of previously waived and/or reimbursed fees:
Class R1	3,675
Class R3	3,738
Class R6	3,797
Net expenses	4,928

Net investment income (loss)	16,962

Net realized gain (loss) on:
Affiliated investments	(76,629)
Unaffiliated investments	(21,379)
Capital gain distributions received from affiliated investment companies	12,393
Net realized gain (loss)	(85,615)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	71,259
Unaffiliated investments	46,963
Net change in unrealized appreciation (depreciation)	118,222
Net realized and change in unrealized gain (loss)	32,607
Net increase (decrease) in net assets resulting from operations	$49,569

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$16,962	$37,198
Net realized gain (loss)	(85,615)	259,135
Net change in unrealized appreciation (depreciation)	118,222	(518,854)
Net increase (decrease) in net assets resulting from operations	49,569	(222,521)

Dividends and/or distributions to shareholders:
Class R1	(104,111)	(18,203)
Class R3	(50,270)	(700)
Class R6	(149,801)	(27,781)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(304,182)	(46,684)

Capital share transactions:
Proceeds from shares sold:
Class R3	689,718	319,350
Class R6	110,989	147,786
800,707	467,136
Dividends and/or distributions reinvested:
Class R1	104,111	18,203
Class R3	50,270	700
Class R6	149,801	27,781
304,182	46,684
Cost of shares redeemed:
Class R3	(228,900)	(181,101)
Class R6	(98,965)	(66,791)
(327,865)	(247,892)
Net increase (decrease) in net assets resulting from capital share transactions	777,024	265,928
Contributions from affiliate, Transamerica Capital, Inc.:
Class R1	—	2,631	(A)
Class R3	—	51	(A)
—	2,682
Net increase (decrease) in net assets	522,411	(595)

Net assets:
Beginning of year	942,088	942,683
End of year	$1,464,499	$942,088

Capital share transactions - shares:
Shares issued:
Class R3	75,519	25,968
Class R6	11,835	10,542
87,354	36,510
Shares reinvested:
Class R1	12,248	1,227
Class R3	6,035	47
Class R6	17,791	1,868
36,074	3,142
Shares redeemed:
Class R3	(25,204)	(14,879)
Class R6	(11,007)	(5,245)
(36,211)	(20,124)
Net increase (decrease) in shares outstanding:
Class R1	12,248	1,227
Class R3	56,350	11,136
Class R6	18,619	7,165
87,217	19,528

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.71	$15.30		$11.51	$11.24	$10.44

Investment operations:
Net investment income (loss)(A)	0.12	0.53		0.08	0.13	0.13
Net realized and unrealized gain (loss)	0.60	(3.55)		3.99	0.42	1.07
Total investment operations	0.72	(3.02)		4.07	0.55	1.20
Contributions from affiliate	—	0.09	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.43)		(0.11)	(0.14)	(0.14)
Net realized gains	(3.42)	(0.23)		(0.17)	(0.14)	(0.26)
Total dividends and/or distributions to shareholders	(3.63)	(0.66)		(0.28)	(0.28)	(0.40)

Net asset value, end of year	$8.80	$11.71		$15.30	$11.51	$11.24
Total return	7.26%	(20.04	)%(B)	35.75%	4.87%	12.25%

Ratio and supplemental data:
Net assets end of year (000’s)	$360	$336		$420	$309	$295
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	8.06%	8.75%		9.68%	11.56%	14.59%
Including waiver and/or reimbursement and recapture(D)	0.56%	0.26%		1.16%	1.15%	1.15%
Net investment income (loss) to average net assets	1.27%	4.04%		0.60%	1.15%	1.24%
Portfolio turnover rate	34%	122%		8%	10%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.60%.
(C)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(D)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$11.53	$15.28		$11.49	$11.22	$10.51

Investment operations:
Net investment income (loss)(B)	0.09	0.27		0.12	0.16	0.11
Net realized and unrealized gain (loss)	0.62	(3.32)		3.98	0.42	0.60
Total investment operations	0.71	(3.05)		4.10	0.58	0.71
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.47)		(0.14)	(0.17)	—
Net realized gains	(3.42)	(0.23)		(0.17)	(0.14)	—
Total dividends and/or distributions to shareholders	(3.62)	(0.70)		(0.31)	(0.31)	—

Net asset value, end of period/year	$8.62	$11.53		$15.28	$11.49	$11.22
Total return	7.23%	(20.97	)%(D)	36.10%	5.19%	6.76	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$590	$140		$15	$11	$11
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	7.81%	8.50%		9.43%	11.31%	14.33	%(G)
Including waiver and/or reimbursement and recapture(H)	0.57%	0.54%		0.91%	0.90%	0.90	%(G)
Net investment income (loss) to average net assets	1.03%	2.25%		0.85%	1.40%	1.49	%(G)
Portfolio turnover rate	34%	122%		8%	10%	25%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.63	$15.40	$11.57	$11.29	$10.50

Investment operations:
Net investment income (loss)(A)	0.16	0.52	0.18	0.20	0.20
Net realized and unrealized gain (loss)	0.59	(3.53)	4.00	0.43	1.06
Total investment operations	0.75	(3.01)	4.18	0.63	1.26
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.53)	(0.18)	(0.21)	(0.21)
Net realized gains	(3.42)	(0.23)	(0.17)	(0.14)	(0.26)
Total dividends and/or distributions to shareholders	(3.63)	(0.76)	(0.35)	(0.35)	(0.47)

Net asset value, end of year	$8.75	$11.63	$15.40	$11.57	$11.29
Total return	7.69%	(20.63)%	36.67%	5.57%	12.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$514	$466	$508	$347	$310
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	7.41%	8.10%	9.03%	10.91%	13.94%
Including waiver and/or reimbursement and recapture(C)	0.17%	0.18%	0.51%	0.50%	0.50%
Net investment income (loss) to average net assets	1.67%	3.97%	1.25%	1.80%	1.89%
Portfolio turnover rate	34%	122%	8%	10%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.38%, 0.37%, 0.04%, 0.05% and 0.05%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® 2060 (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$38,584	$33,310	$29,422	$101,316
Class R3	—	4,901	29,087	33,988
Class R6	44,822	46,654	41,241	132,717

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R1 and Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 93	$ 10

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 899,250	$ 413,977

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,662,313	$ 2,159	$ (190,934)	$ (188,775)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,759	$ 31,322

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 17,591	$ 286,591	$ —	$ 31,776	$ 14,908	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,570	$ —	$ —	$ (33,081)	$ —	$ —	$ (188,775)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® 2060

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® 2060 (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $15,247 of qualified dividend income.

For corporate shareholders, 38% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $286,591 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 8,576	$ 881

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® 2060 (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment objective, investment strategies, glide path and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® 2060

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT 2060 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica ClearTrack® Retirement Income

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica ClearTrack® Retirement Income

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, the market environment was mixed, though positive overall. Generationally, high levels of inflation have mostly been tamed. Economic growth was good, but not so strong that the U.S. Federal Reserve was compelled to further tighten monetary policy. Despite the strong economy, consumer sentiment and outlook were both negative, which does not bode well for the economy going forward. Geopolitical risk continued to be high as Russia’s invasion of Ukraine continued unabated, and Israel retaliated against Hamas following the terrorist attacks on October 7, 2023.

The Fund was negatively impacted by rising bond yields but benefited from stable credit spreads and generally rising equity markets. Equity markets have been particularly strong in foreign developed countries.

PERFORMANCE

For the year ended October 31, 2023, Transamerica ClearTrack® Retirement Income (Class R6) returned 4.54%. By comparison, its primary and secondary benchmarks, the S&P Target Date Retirement Income Index and the Transamerica ClearTrack® Retirement Income Blended Benchmark, returned 3.71% and 3.56%, respectively.

STRATEGY REVIEW

The Fund is a multi-asset, target date fund-of-funds that seeks the highest total return (that is, a combination of income and long-term capital appreciation) over time consistent with its asset mix. Over the fiscal year ended October 31, 2023, the Fund posted positive returns and outperformed its primary benchmark, the S&P Target Date Retirement Income Index.

The fiscal year was a relatively positive market environment for most types of equity-oriented investments. The Fund had a substantially larger allocation to equities than its benchmark, which served as a notable tailwind to returns.

Within fixed income, the Fund had a much larger allocation to domestic high yield and emerging markets debt (“EMD”) than its benchmark and the high yield and EMD exposure was beneficial as credit performed well for the fiscal year. The benchmark’s average weight to ultra-short-term fixed income was much larger than the allocation held by the Fund, which boosted the benchmark return as ultra-short-term fixed income notably outperformed core fixed income. The Fund’s use of short-term Treasury Inflation-Protected Securities (“TIPS”) was beneficial relative to the benchmark return attributable to TIPS as rising interest rates weighed on the benchmark’s allocation.

Within equities, the Fund was relatively overweight U.S. equities and global real estate, which detracted from returns as foreign equities outperformed domestic equities and global real estate.

Manager selection within equities detracted from returns, driven in large part by the Fund’s allocation to Transamerica Capital Growth. Manager selection within fixed income was positive and driven entirely by outperformance from Transamerica Emerging Markets Debt.

Nathan Palmer, CFA

Anthony Wicklund, CFA

Co-Portfolio Managers

Wilshire Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class R1 (NAV)	3.79%	2.58%	2.18%	03/02/2015
Class R3 (NAV)	4.13%	N/A	2.22%	03/01/2019
Class R6 (NAV)	4.54%	3.27%	2.85%	03/02/2015
S&P Target Date Retirement Income Index (A)	3.71%	2.83%	2.76%
Transamerica ClearTrack® Retirement Income Blended Benchmark (B) (C) (D) (E) (F) (G) (H) (I) (J)	3.56%	1.95%	2.27%

(A) The S&P Target Date Retirement Income Index seeks to serve as the ultimate endpoint for all assets tracking other indices in the S&P Target Date Index Series. When an index in the S&P Target Date Index Series is retired, any funds tracking that index will have the assets rolled into a fund that tracks the S&P Target Date Retirement Income Index.

(B) The Transamerica ClearTrack® Retirement Income Blended Benchmark is composed of the following benchmarks: 42% Bloomberg US Aggregate Bond Index, 15% Bloomberg Global Aggregate ex USD, 14% MSCI EAFE Index, 8% Russell 1000® Index, 8% Bloomberg US Corporate High Yield 2% Issuer Capped Index, 5% MSCI US REIT Index, 5% Russell 2000® Index and 3% MSCI Emerging Markets Index.

(C) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

(D) The Bloomberg Global Aggregate ex-US is a multi-currency benchmark that includes fixed-rate Treasury, government-related, corporate and securitized bonds from both developed and emerging markets issuers, excluding the U.S.

(E) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

(F) The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe, and is comprised of approximately 1,000 of the largest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(G) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(H) The MSCI US REIT Index Gross is a free float-adjusted market capitalization weighted index that is comprised of equity Real Estate Investment Trusts.

(I) The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe, and is comprised of approximately 2,000 of the smallest securities of the Russell 3000® Index based on a combination of market cap and current index membership. The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market.

(J) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

Transamerica ClearTrack® target date options invest in a combination of actively managed Transamerica funds and exchange-traded funds (ETFs) which may represent a variety of broad asset classes including fixed income, domestic equity, foreign equity, real estate, and inflation-hedging positions and may be subject to all of the risks of these asset classes. ETFs generally present the same risks as an investment in a conventional fund that has the same investment objectives, strategies, and policies. The market price of an ETF’s shares may be above or below the shares’ net asset value; and an active trading market for an ETF’s shares may not develop or be maintained. The allocations become more conservative over time; The Fund’s asset mix allocated to equities will decrease while the percentage allocated to fixed income will increase as the target date approaches. The higher the allocation is to equities, the greater the risk. The principal value of the investment option is never guaranteed, including at and after the target date.

Diversification does not assure a profit or product against market loss.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class R1	$1,000.00	$963.60	$4.25	$1,020.90	$4.33	0.85%
Class R3	1,000.00	964.70	3.00	1,022.20	3.06	0.60
Class R6	1,000.00	967.90	1.00	1,024.20	1.02	0.20

(A)	5% return per year before expenses.
(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).
(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.
(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Fixed Income Funds	54.9%
U.S. Equity Funds	25.7
International Equity Funds	14.0
Other Investment Company	7.8
International Fixed Income Fund	5.2
Repurchase Agreement	0.4
Net Other Assets (Liabilities)	(8.0)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
EXCHANGE-TRADED FUNDS - 45.8%
International Equity Funds - 9.0%
iShares Core MSCI EAFE ETF	37,847	$ 2,360,139
iShares Core MSCI Emerging Markets ETF	8,476	389,387
iShares Global REIT ETF (A)	38,558	778,486

		3,528,012

U.S. Equity Fund - 12.4%
iShares Core S&P 500 ETF	11,559	4,854,087

U.S. Fixed Income Funds - 24.4%
iShares 0-5 Year TIPS Bond ETF (A)	39,125	3,800,211
iShares Core U.S. Aggregate Bond ETF	61,744	5,699,589

		9,499,800

Total Exchange-Traded Funds (Cost $20,507,657)		17,881,899

INVESTMENT COMPANIES - 54.0%
International Equity Funds - 5.0%
Transamerica Emerging Markets Opportunities (B)	55,618	392,105
Transamerica International Focus (B)	101,557	786,052
Transamerica International Stock (B)	78,369	783,689

		1,961,846

International Fixed Income Fund - 5.2%
Transamerica Emerging Markets Debt (B)	236,706	2,009,637

U.S. Equity Funds - 13.3%
Transamerica Capital Growth (B) (C)	95,230	560,905
Transamerica Large Cap Value (B)	137,552	1,657,501
Transamerica Mid Cap Growth (B) (C)	76,709	569,946
Transamerica Mid Cap Value Opportunities (B)	56,287	582,003
Transamerica Small Cap Growth (B)	65,144	383,049
Transamerica Small Cap Value (B)	79,514	384,052
Transamerica US Growth (B)	43,949	1,064,884

		5,202,340

U.S. Fixed Income Funds - 30.5%
Transamerica Bond (B)	1,203,961	9,101,943
Transamerica High Yield Bond (B)	367,459	2,792,690

		11,894,633

Total Investment Companies (Cost $26,008,075)		21,068,456

OTHER INVESTMENT COMPANY - 7.8%
Securities Lending Collateral - 7.8%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	3,056,681	3,056,681

Total Other Investment Company (Cost $3,056,681)		3,056,681

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $135,547 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $138,286.	$ 135,537	135,537

Total Repurchase Agreement (Cost $135,537)		135,537

Total Investments (Cost $49,707,950)		42,142,573
Net Other Assets (Liabilities) - (8.0)%		(3,124,588)

Net Assets - 100.0%		$ 39,017,985

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Exchange-Traded Funds	$17,881,899	$—	$—	$17,881,899
Investment Companies	21,068,456	—	—	21,068,456
Other Investment Company	3,056,681	—	—	3,056,681
Repurchase Agreement	—	135,537	—	135,537

Total Investments	$42,007,036	$135,537	$—	$42,142,573

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,826,458, collateralized by cash collateral of $3,056,681 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $853,451. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Affiliated investment in the Class R6 shares of funds within Transamerica Funds. The Fund’s transactions and earnings from these underlying funds are as follows:

Affiliated Investments	Value October 31, 2022	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value October 31, 2023	Shares as of October 31, 2023	Dividend Income	Net Capital Gain Distributions
Transamerica Bond	$9,731,157	$440,939	$(796,482)	$(162,483)	$(111,188)	$9,101,943	1,203,961	$394,001	$—
Transamerica Capital Growth	—	697,002	(155,000)	23,223	(4,320)	560,905	95,230	—	—
Transamerica Emerging Markets Debt	2,130,876	121,051	(384,000)	(75,155)	216,865	2,009,637	236,706	121,051	—
Transamerica Emerging Markets Opportunities	374,732	11,975	(20,000)	(7,237)	32,635	392,105	55,618	11,975	—
Transamerica High Yield Bond	2,991,754	176,489	(317,147)	(55,697)	(2,709)	2,792,690	367,459	176,515	—
Transamerica International Focus	838,260	16,127	(157,000)	(38,798)	127,463	786,052	101,557	16,127	—
Transamerica International Stock	906,455	23,240	(270,756)	(46,551)	171,301	783,689	78,369	23,240	—
Transamerica Large Cap Value	1,942,943	139,378	(314,854)	(33,697)	(76,269)	1,657,501	137,552	25,942	103,437
Transamerica Large Growth	1,541,224	19,684	(1,539,869)	(1,528,860)	1,507,821	—	—	—	19,684
Transamerica Mid Cap Growth	624,099	15,000	(115,219)	(92,159)	138,225	569,946	76,709	—	—
Transamerica Mid Cap Value Opportunities	727,229	45,072	(145,817)	(52,070)	7,589	582,003	56,287	7,855	37,217
Transamerica Small Cap Growth	427,084	21,527	(47,500)	(21,033)	2,971	383,049	65,144	—	16,526
Transamerica Small Cap Value	501,904	111,193	(96,499)	(114,827)	(17,719)	384,052	79,514	10,532	70,661
Transamerica US Growth	—	1,185,002	(302,000)	42,123	139,759	1,064,884	43,949	—	—

Total	$22,737,717	$3,023,679	$(4,662,143)	$(2,163,221)	$2,132,424	$21,068,456	2,598,055	$787,238	$247,525

(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Affiliated investments, at value (cost $26,008,075)	$21,068,456
Unaffiliated investments, at value (cost $23,564,338) (including securities loaned of $3,826,458)	20,938,580
Repurchase agreement, at value (cost $135,537)	135,537
Receivables and other assets:
Net income from securities lending	109
Shares of beneficial interest sold	957
Dividends from affiliated investments	51,075
Interest	9
Total assets	42,194,723

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,056,681
Payables and other liabilities:
Investments purchased	50,985
Shares of beneficial interest redeemed	3,683
Investment management fees	11,581
Distribution and service fees	16,979
Transfer agent fees	5,430
Trustee and CCO fees	11
Audit and tax fees	23,058
Custody fees	157
Legal fees	476
Printing and shareholder reports fees	462
Registration fees	534
Other accrued expenses	6,701
Total liabilities	3,176,738
Net assets	$39,017,985

Net assets consist of:
Paid-in capital	$48,469,242
Total distributable earnings (accumulated losses)	(9,451,257)
Net assets	$39,017,985

Net assets by class:
Class R1	$37,428,227
Class R3	1,198,032
Class R6	391,726
Shares outstanding (unlimited shares, no par value):
Class R1	5,238,602
Class R3	168,665
Class R6	54,106
Net asset value per share:
Class R1	$7.14
Class R3	7.10
Class R6	7.24

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income from affiliated investments	$787,238
Dividend income from unaffiliated investments	468,880
Interest income from unaffiliated investments	7,707
Net income from securities lending	9,126
Total investment income	1,272,951

Expenses:
Investment management fees	42,649
Distribution and service fees:
Class R1	206,867
Class R3	2,205
Transfer agent fees:
Class R1	65,163
Class R3	1,389
Class R6	29
Trustee and CCO fees	1,429
Audit and tax fees	28,122
Custody fees	1,081
Legal fees	2,711
Printing and shareholder reports fees	7,285
Registration fees	49,494
Filing fees	12,800
Other	12,735
Total expenses before waiver and/or reimbursement and recapture	433,959
Expenses waived and/or reimbursed:
Class R1	(87,295)
Class R3	(2,152)
Class R6	(841)
Recapture of previously waived and/or reimbursed fees:
Class R1	13,155
Class R3	572
Class R6	136
Net expenses	357,534

Net investment income (loss)	915,417

Net realized gain (loss) on:
Affiliated investments	(2,163,221)
Unaffiliated investments	(373,973)
Capital gain distributions received from affiliated investment companies	247,525
Net realized gain (loss)	(2,289,669)

Net change in unrealized appreciation (depreciation) on:
Affiliated investments	2,132,424
Unaffiliated investments	1,004,998
Net change in unrealized appreciation (depreciation)	3,137,422
Net realized and change in unrealized gain (loss)	847,753
Net increase (decrease) in net assets resulting from operations	$1,763,170

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$915,417	$1,642,707
Net realized gain (loss)	(2,289,669)	10,438,307
Net change in unrealized appreciation (depreciation)	3,137,422	(21,434,868)
Net increase (decrease) in net assets resulting from operations	1,763,170	(9,353,854)

Dividends and/or distributions to shareholders:
Class R1	(11,169,654)	(3,076,518)
Class R3	(176,948)	(695)
Class R6	(104,598)	(31,408)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(11,451,200)	(3,108,621)

Capital share transactions:
Proceeds from shares sold:
Class R1	265,669	1,429,733
Class R3	926,643	690,931
Class R6	17,379	92,748
1,209,691	2,213,412
Dividends and/or distributions reinvested:
Class R1	11,169,654	3,076,518
Class R3	176,948	695
Class R6	104,598	31,408
11,451,200	3,108,621
Cost of shares redeemed:
Class R1	(6,142,610)	(11,013,770)
Class R3	(316,132)	(81,481)
Class R6	(13,995)	(180,540)
(6,472,737)	(11,275,791)
Net increase (decrease) in net assets resulting from capital share transactions	6,188,154	(5,953,758)
Contributions from affiliate, Transamerica Capital, Inc.:
Class R3	—	47	(A)
—	47
Net increase (decrease) in net assets	(3,499,876)	(18,416,186)

Net assets:
Beginning of year	42,517,861	60,934,047
End of year	$39,017,985	$42,517,861

Capital share transactions - shares:
Shares issued:
Class R1	36,581	130,438
Class R3	124,316	69,115
Class R6	2,229	8,452
163,126	208,005
Shares reinvested:
Class R1	1,579,866	270,582
Class R3	25,206	61
Class R6	14,670	2,745
1,619,742	273,388
Shares redeemed:
Class R1	(805,833)	(1,065,138)
Class R3	(42,475)	(8,631)
Class R6	(1,955)	(17,177)
(850,263)	(1,090,946)
Net increase (decrease) in shares outstanding:
Class R1	810,614	(664,118)
Class R3	107,047	60,545
Class R6	14,944	(5,980)
932,605	(609,553)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class R1
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.39	$11.86	$10.86	$10.50	$10.23

Investment operations:
Net investment income (loss)(A)	0.16	0.33	0.09	0.14	0.16
Net realized and unrealized gain (loss)	0.17	(2.19)	1.18	0.46	0.85
Total investment operations	0.33	(1.86)	1.27	0.60	1.01
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.23)	(0.23)	(0.10)	(0.18)	(0.18)
Net realized gains	(2.35)	(0.38)	(0.17)	(0.06)	(0.56)
Total dividends and/or distributions to shareholders	(2.58)	(0.61)	(0.27)	(0.24)	(0.74)

Net asset value, end of year	$7.14	$9.39	$11.86	$10.86	$10.50
Total return	3.79%	(16.54)%	11.91%	5.81%	10.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,428	$41,568	$60,380	$58,473	$64,925
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	1.03%	1.00%	1.19%	1.18%	1.18%
Including waiver and/or reimbursement and recapture(C)	0.85%	0.88%	1.14%	1.13%	1.12%
Net investment income (loss) to average net assets	2.13%	3.16%	0.80%	1.31%	1.61%
Portfolio turnover rate	6%	101%	5%	11%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.07% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R3
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019(A)
Net asset value, beginning of period/year	$9.38	$11.86		$10.87	$10.52	$9.83

Investment operations:
Net investment income (loss)(B)	0.18	0.24		0.12	0.16	0.10
Net realized and unrealized gain (loss)	0.18	(2.08)		1.17	0.47	0.59
Total investment operations	0.36	(1.84)		1.29	0.63	0.69
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.26)		(0.13)	(0.22)	—
Net realized gains	(2.35)	(0.38)		(0.17)	(0.06)	—
Total dividends and/or distributions to shareholders	(2.64)	(0.64)		(0.30)	(0.28)	—

Net asset value, end of period/year	$7.10	$9.38		$11.86	$10.87	$10.52
Total return	4.13%	(16.40	)%(D)	12.10%	6.09%	7.02	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,198	$578		$13	$11	$11
Expenses to average net assets(F)
Excluding waiver and/or reimbursement and recapture	0.78%	0.75%		0.94%	0.93%	0.93	%(G)
Including waiver and/or reimbursement and recapture(H)	0.60%	0.62%		0.89%	0.88%	0.87	%(G)
Net investment income (loss) to average net assets	2.40%	2.56%		1.05%	1.53%	1.50	%(G)
Portfolio turnover rate	6%	101%		5%	11%	19%

(A)	Commenced operations on March 1, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(G)	Annualized.
(H)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.07% and 0.08% (annualized), for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and the period ended October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.50	$11.99	$10.98	$10.62	$10.35

Investment operations:
Net investment income (loss)(A)	0.22	0.40	0.17	0.20	0.23
Net realized and unrealized gain (loss)	0.17	(2.20)	1.19	0.47	0.86
Total investment operations	0.39	(1.80)	1.36	0.67	1.09
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.31)	(0.18)	(0.25)	(0.26)
Net realized gains	(2.35)	(0.38)	(0.17)	(0.06)	(0.56)
Total dividends and/or distributions to shareholders	(2.65)	(0.69)	(0.35)	(0.31)	(0.82)

Net asset value, end of year	$7.24	$9.50	$11.99	$10.98	$10.62
Total return	4.54%	(15.96)%	12.58%	6.47%	11.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$392	$372	$541	$698	$510
Expenses to average net assets(B)
Excluding waiver and/or reimbursement and recapture	0.38%	0.35%	0.54%	0.53%	0.53%
Including waiver and/or reimbursement and recapture(C)	0.20%	0.23%	0.49%	0.48%	0.47%
Net investment income (loss) to average net assets	2.79%	3.77%	1.49%	1.89%	2.22%
Portfolio turnover rate	6%	101%	5%	11%	19%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the Underlying ETFs and Funds in which the Fund invests.
(C)	Ratio excludes acquired fund fees and expenses, which are indirect expenses incurred by the Fund through its investments in Underlying ETFs and Funds. If the expenses incurred by the Underlying ETFs and Funds were included in these ratios they would have increased by 0.35%, 0.32%, 0.06%, 0.07% and 0.08%, for the years ended October 31, 2023, October 31, 2022, October 31, 2021, October 31, 2020 and October 31, 2019, respectively.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica ClearTrack® Retirement Income (the “Fund”) is a series of the Trust. The Fund currently offers three classes of shares, Class R1, Class R3 and Class R6.

The Fund, a “fund of funds,” normally invests in a combination of actively managed Transamerica funds and index-based exchange-traded funds (“ETFs”) managed by unaffiliated investment advisers (hereafter referred to as “Underlying Funds”). The shareholder reports of the Underlying Funds, including the Schedule of Investments, should be read in conjunction with this report. The Underlying Funds’ shareholder reports are not covered by this report.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Interest income, if any, is accrued as earned. Dividend income and capital gain distributions from underlying investments, if any, are recorded on the ex-dividend date. Income or short-term capital gain distributions received from underlying investments, if any, are recorded as Dividend income from investments within the Statement of Operations. Long-term capital gain distributions received from underlying investments, if any, are recorded as Net realized gain (loss) on Capital gain distributions received from investments within the Statement of Operations.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$3,056,681	$—	$—	$—	$3,056,681
Total Borrowings	$3,056,681	$—	$—	$—	$3,056,681

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Underlying exchange-traded funds risk: To the extent the Fund invests its assets in underlying ETFs, its ability to achieve its investment objective will depend in part on the performance of the underlying ETFs in which it invests. Investing in underlying ETFs subjects the Fund to the risks of investing in the underlying securities or assets held by those ETFs. Each of the underlying ETFs in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying ETFs’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying ETF will be

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

achieved. To the extent that the Fund invests more of its assets in one underlying ETF than in another, the Fund will have greater exposure to the risks of that underlying ETF. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying ETFs in which it invests.

Underlying funds risk: Because the Fund invests its assets in various underlying funds, its ability to achieve its investment objective depends largely on the performance of the underlying funds in which it invests. Investing in underlying funds subjects the Fund to the risks of investing in the underlying securities or assets held by those underlying funds. Each of the underlying funds in which the Fund may invest has its own investment risks, and those risks can affect the value of the underlying funds’ shares and therefore the value of the Fund’s investments. There can be no assurance that the investment objective of any underlying fund will be achieved. To the extent that the Fund invests more of its assets in one underlying fund than in another, the Fund will have greater exposure to the risks of that underlying fund. In addition, the Fund will bear a pro rata portion of the operating expenses of the underlying funds in which it invests. The “List and Description of Certain Underlying Funds” section of the Fund’s prospectus identifies certain risks of each underlying fund.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

The Underlying ETFs and Funds have varied expense and fee levels and the Fund may own different proportions of Underlying ETFs and Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary. Fund expenses do not include expenses of the Underlying ETFs and Funds in which the Fund invests. The Fund has material ownership interests in the Underlying ETFs and Funds.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2.5 billion	0.10%
Over $2.5 billion up to $4 billion	0.09
Over $4 billion	0.08

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses, including the pro rata share of expenses incurred through the Fund’s investment in the Underlying ETFs and Funds, but excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Class	Operating Expense Limit	Operating Expense Limit Effective Through
Class R1	1.20%	March 1, 2025
Class R3	0.95	March 1, 2025
Class R6	0.55	March 1, 2025

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R1	$39,835	$91,287	$87,295	$218,417
Class R3	—	—	1,687	1,687
Class R6	397	868	841	2,106

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R1	0.50%
Class R3	0.25

(A)	12b-1 fees are not applicable for Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class R3 certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,198	$ 261

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities	Sales of Securities
$ 2,700,921	$ 7,523,780

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 50,028,361	$ 134,049	$ (8,019,837)	$ (7,885,788)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 87,293	$ 2,134,465

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 1,039,973	$ 10,411,227	$ —	$ 1,171,879	$ 1,936,742	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 656,289	$ —	$ —	$ (2,221,758)	$ —	$ —	$ (7,885,788)

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica ClearTrack® Retirement Income

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica ClearTrack® Retirement Income (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $240,583 of qualified dividend income.

For corporate shareholders, 12% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $10,411,227 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 117,105	$ 11,873

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica ClearTrack® Retirement Income (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wilshire Advisors LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R6 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R6 Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class R6 Shares of the Fund was above its composite benchmark for the past 1-, 3- and 5-year periods. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on December 6, 2021 pursuant to its current investment strategies and benchmark. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R6 Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica ClearTrack® Retirement Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 CT RETIRE INC 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Core Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Core Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023 was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining inflation. While the pace of rate increases has slowed in recent months, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. Elevated policy uncertainty has translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023.

Economic activity exceeded expectations during the period, illustrated by annualized real GDP growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance as of period end has been in line with 2022 levels, but the rise in long-term yields has incentivized less long-dated supply, which has been overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Core Bond (Class R4) returned 0.50%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned 0.36%.

STRATEGY REVIEW

Although overall credit risk remained relatively stable in the Fund over the fiscal year, the sub-adviser modified sector allocations to position for an expected shallow recession and a ‘higher-for-longer’ rate environment. Allocations to commercial mortgage-backed securities collateralized by retail and office properties were reduced over the period given expectations for continued pressure on commercial real estate. The Fund’s modest exposure to high yield corporate credit was pared down near the end of the fiscal year as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies.

Overall, the allocation to investment grade corporate credit rose slightly with a focus on increasing exposure to single-A rated credits believed to be well-positioned for a modest economic downturn. Weightings in energy, capital goods and consumer non-cyclicals increased the most over the period. The sub-adviser also added to agency residential mortgage-backed exposure on the belief valuations became more attractive in the sector. The Fund’s slight duration underweight relative to the benchmark was reduced over the period given attractive yield levels and slowing growth expectations.

Relative performance in the fiscal year benefited from the Fund’s overweight to risk-based assets given the additional yield generated by these securities relative to the benchmark. Duration and curve positioning also benefited relative performance, while spread-related impacts were a modest detractor.

The largest sector contributors to relative returns included security selection within investment grade corporate credit as well as an overweight allocation to and security selection within asset-backed securities. Positioning within government securities was the largest detractor given the longer-duration profile within the sector relative to the benchmark.

Within corporate credit, security selection in consumer cyclicals, banking and transportation contributed the most to relative returns. Modest detractors in corporate credit included selection in REITs and brokerage/asset managers/exchanges. An underweight allocation to the communications sector also detracted slightly from relative returns.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	N/A	N/A	(4.67	)%(A)	11/01/2022
Class A (NAV)	N/A	N/A	0.09	%(A)	11/01/2022
Class C (POP)	N/A	N/A	(1.95	)%(A)	11/01/2022
Class C (NAV)	N/A	N/A	(0.99	)%(A)	11/01/2022
Class I (NAV)	N/A	N/A	0.23%		11/01/2022
Class I2 (NAV)	0.74%	0.10%	0.17%		03/24/2017
Class I3 (NAV)	0.74%	0.07%	0.15%		03/24/2017
Class R (NAV)	0.33%	(0.41)%	(0.34)%		03/24/2017
Class R4 (NAV)	0.50%	(0.14)%	0.90%		09/11/2000
Bloomberg US Aggregate Bond Index (B)	0.36%	(0.06)%	0.88%
Class R6 (NAV)	0.76%	N/A	(6.20)%		05/28/2021

(A) Not annualized.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Life of Class calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Any U.S. government guarantees of the securities held in the Fund pertain only to those securities and not the Fund or its yield. The values of bonds change in response to changes in economic conditions, interest rates, and the creditworthiness of individual issuers. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$942.00	$3.96	$1,021.20	$4.08	0.80%
Class C	1,000.00	938.80	7.16	1,017.90	7.38	1.45
Class I	1,000.00	941.40	2.18	1,023.00	2.24	0.44
Class I2	1,000.00	943.60	2.13	1,023.00	2.19	0.43
Class I3	1,000.00	943.70	2.13	1,023.00	2.19	0.43
Class R	1,000.00	941.60	4.60	1,020.50	4.74	0.93
Class R4	1,000.00	942.80	3.22	1,021.90	3.31	0.65
Class R6	1,000.00	943.80	2.13	1,023.00	2.19	0.43

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	34.9%
U.S. Government Agency Obligations	25.7
U.S. Government Obligations	22.4
Commercial Paper	20.2
Mortgage-Backed Securities	6.6
Asset-Backed Securities	5.9
Short-Term U.S. Government Obligations	2.8
Repurchase Agreement	1.1
Foreign Government Obligations	0.4
Other Investment Company	0.3
Preferred Stock	0.2
Municipal Government Obligation	0.0 *
Net Other Assets (Liabilities)	(20.5)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.58
Duration†	5.92

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	50.9%
AAA	11.6
AA	1.7
A	12.1
BBB	21.6
BB	1.8
B	0.1
CCC and Below	0.2
Not Rated	20.5
Net Other Assets (Liabilities)	(20.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1(%.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 5.9%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (A)	$3,334,294	$3,264,116
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	596,586	536,811
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	5,935,000	5,855,991
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	5,515,097	5,394,452
Chase Issuance Trust Series 2023-A1, Class A, 5.16%, 09/15/2028	5,200,000	5,146,819
CIFC Funding Ltd.
Series 2013-2A, Class A1L2,
3-Month Term SOFR + 1.26%, 6.66% (B), 10/18/2030 (A)	5,926,058	5,893,382
Series 2017-3A, Class A1,
3-Month Term SOFR + 1.48%, 6.90% (B), 07/20/2030 (A)	8,781,351	8,771,498
Diameter Capital CLO 1 Ltd. Series 2021-1A, Class A1A, 3-Month Term SOFR + 1.50%, 6.90% (B), 07/15/2036 (A)	4,000,000	3,968,436
First National Master Note Trust Series 2023-2, Class A, 5.77%, 09/17/2029	5,315,000	5,303,857
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 07/15/2030 (A)	5,440,000	5,412,682
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A, 5.19%, 03/16/2026	2,676,377	2,665,332
GoodLeap Sustainable Home Solutions Trust Series 2021-4GS, Class A, 1.93%, 07/20/2048 (A)	8,641,343	6,088,376
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	3,367,286	2,487,904
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (A)	4,396,102	3,377,914
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	4,730,000	4,677,324
Honda Auto Receivables Owner Trust Series 2022-2, Class A2, 3.81%, 03/18/2025	1,934,091	1,923,409
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.88% (B), 10/20/2034 (A)	7,305,000	7,151,916
JG Wentworth XXI LLC Series 2010-2A, Class A, 4.07%, 01/15/2048 (A)	285,364	280,758

	Principal	Value
ASSET-BACKED SECURITIES (continued)
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (A)	$ 383,991	$ 380,396
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (A)	869,732	722,006
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (A)	106,278	105,323
MVW LLC Series 2022-1A, Class A, 4.15%, 11/21/2039 (A)	5,673,627	5,389,199
MVW Owner Trust Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	280,418	268,628
Series 2023-1A, Class A,
4.93%, 10/20/2040 (A)	4,662,308	4,509,512
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month Term SOFR + 1.45%, 6.87% (B), 01/20/2031 (A)	3,234,282	3,223,486
Orange Lake Timeshare Trust
Series 2018-A, Class A,
3.10%, 11/08/2030 (A)	489,078	470,702
Series 2018-A, Class B,
3.35%, 11/08/2030 (A)	400,151	384,962
Series 2019-A, Class A,
3.06%, 04/09/2038 (A)	343,551	330,731
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 6.78% (B), 07/20/2030 (A)	5,306,272	5,288,210
RAAC Trust Series 2007-RP4, Class A, 1-Month Term SOFR + 0.46%, 6.14% (B), 11/25/2046 (A)	374,373	343,464
Sierra Timeshare Receivables Funding LLC
Series 2019-1A, Class A,
3.20%, 01/20/2036 (A)	603,504	593,940
Series 2019-1A, Class B,
3.42%, 01/20/2036 (A)	1,371,599	1,342,391
Series 2021-1A, Class A,
0.99%, 11/20/2037 (A)	1,743,337	1,626,090
Series 2023-1A, Class A,
5.20%, 01/20/2040 (A)	5,015,458	4,897,541
Series 2023-2A, Class A,
5.80%, 04/20/2040 (A)	3,312,350	3,291,078
Series 2023-3A, Class A,
6.10%, 09/20/2040 (A)	5,700,000	5,674,218
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	4,500,000	4,269,568
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	4,599,700	4,586,103

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month Term SOFR + 1.40%, 6.82% (B), 10/20/2028 (A)	$ 1,298,182	$ 1,293,149

Total Asset-Backed Securities (Cost $131,428,735)		127,191,674

CORPORATE DEBT SECURITIES - 34.9%
Aerospace & Defense - 0.7%
Boeing Co.
3.50%, 03/01/2039	7,305,000	4,992,989
5.15%, 05/01/2030	2,615,000	2,454,256
5.93%, 05/01/2060	2,602,000	2,203,183
HEICO Corp. 5.35%, 08/01/2033	6,105,000	5,616,276

		15,266,704

Automobile Components - 0.1%
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	3,121,000	2,506,997

Automobiles - 1.4%
BMW US Capital LLC 2.80%, 04/11/2026 (A)	3,641,000	3,419,310
Ford Motor Credit Co. LLC
3.38%, 11/13/2025	6,702,000	6,264,572
6.95%, 03/06/2026	4,750,000	4,760,154
General Motors Co. 6.25%, 10/02/2043	1,445,000	1,247,457
General Motors Financial Co., Inc. 5.00%, 04/09/2027	4,041,000	3,865,914
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (A)	5,048,000	4,989,413
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (A) (C)	3,512,000	3,391,530
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (A)	3,463,000	2,915,034

		30,853,384

Banks - 5.9%
Bank of America Corp. Fixed until 04/25/2033, 5.29% (B), 04/25/2034	16,730,000	15,148,955
Barclays PLC Fixed until 11/02/2025, 7.33% (B), 11/02/2026	6,207,000	6,278,465
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (B), 05/25/2034	4,548,000	4,236,468
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (B), 11/26/2025	3,026,000	2,918,753
Fixed until 11/10/2032, 7.08% (B), 02/10/2034	4,813,000	4,248,192
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (B), 07/27/2029	1,312,000	1,272,032
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (B), 10/21/2032	6,603,000	4,978,663

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
ING Groep NV Fixed until 09/11/2033, 6.11% (B), 09/11/2034	$ 6,919,000	$ 6,497,413
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (A)	2,745,000	2,690,060
Fixed until 11/21/2032, 8.25% (B), 11/21/2033 (A)	8,502,000	8,310,121
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (B), 04/22/2027	6,152,000	5,488,193
Fixed until 06/01/2033, 5.35% (B), 06/01/2034	7,349,000	6,801,527
Fixed until 09/14/2032, 5.72% (B), 09/14/2033	6,018,000	5,651,225
Morgan Stanley
Fixed until 07/21/2033, 5.42% (B), 07/21/2034	4,554,000	4,168,879
Fixed until 10/18/2032, 6.34% (B), 10/18/2033	3,686,000	3,618,771
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (B), 08/18/2034	4,127,000	3,854,487
Fixed until 10/20/2033, 6.88% (B), 10/20/2034	5,086,000	5,090,787
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (B), 01/26/2034	4,390,000	3,774,818
Fixed until 06/08/2033, 5.87% (B), 06/08/2034	2,579,000	2,348,054
Fixed until 10/28/2032, 6.12% (B), 10/28/2033	2,532,000	2,349,221
Fixed until 10/30/2028, 7.16% (B), 10/30/2029	2,222,000	2,235,695
UBS Group AG
Fixed until 09/11/2024, 2.59% (B), 09/11/2025 (A)	4,526,000	4,364,685
Fixed until 08/12/2032, 6.54% (B), 08/12/2033 (A)	6,788,000	6,534,055
US Bancorp Fixed until 06/10/2033, 5.84% (B), 06/12/2034	6,736,000	6,220,154
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (B), 07/25/2034	6,178,000	5,669,510
Fixed until 06/15/2024 (D), 5.90% (B) (D)	2,943,000	2,892,391

		127,641,574

Beverages - 0.4%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	4,846,000	3,774,143
Constellation Brands, Inc.
3.15%, 08/01/2029	1,440,000	1,244,297
3.70%, 12/06/2026	1,889,000	1,773,494
Diageo Capital PLC 5.50%, 01/24/2033	2,774,000	2,710,260

		9,502,194

Biotechnology - 0.5%
Amgen, Inc.
2.80%, 08/15/2041	2,750,000	1,709,945
5.60%, 03/02/2043	2,796,000	2,505,129

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Biotechnology (continued)
CSL Finance PLC 4.63%, 04/27/2042 (A)	$ 2,753,000	$ 2,275,007
Gilead Sciences, Inc. 4.15%, 03/01/2047	1,594,000	1,181,432
Royalty Pharma PLC 2.20%, 09/02/2030	2,875,000	2,198,494

		9,870,007

Building Products - 0.2%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	4,632,000	3,894,029

Capital Markets - 0.4%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (B), 05/19/2034	8,351,000	7,675,803

Chemicals - 0.4%
Celanese US Holdings LLC 6.70%, 11/15/2033	3,370,000	3,206,493
FMC Corp. 5.65%, 05/18/2033 (C)	2,748,000	2,428,718
Nutrien Ltd. 4.90%, 03/27/2028	2,986,000	2,861,956

		8,497,167

Commercial Services & Supplies - 1.9%
ADT Security Corp. 4.13%, 08/01/2029 (A) (C)	5,015,000	4,301,114
Ashtead Capital, Inc.
4.25%, 11/01/2029 (A)	3,037,000	2,649,100
5.55%, 05/30/2033 (A)	2,650,000	2,379,966
Carlisle Cos., Inc.
2.20%, 03/01/2032	3,830,000	2,806,562
3.75%, 12/01/2027	3,740,000	3,432,223
Element Fleet Management Corp. 6.27%, 06/26/2026 (A)	7,228,000	7,186,274
General Electric Co.
4.13%, 10/09/2042 (C)	2,723,000	2,011,791
4.50%, 03/11/2044	4,688,000	3,739,093
Quanta Services, Inc. 2.90%, 10/01/2030	3,740,000	2,950,502
Republic Services, Inc. 5.00%, 04/01/2034	2,552,000	2,343,455
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	9,412,000	6,800,442

		40,600,522

Consumer Staples Distribution & Retail - 0.4%
7-Eleven, Inc. 1.80%, 02/10/2031 (A)	5,842,000	4,349,481
Sysco Corp. 3.30%, 07/15/2026	4,422,000	4,133,509

		8,482,990

Containers & Packaging - 0.2%
Sonoco Products Co. 2.25%, 02/01/2027	3,740,000	3,298,315

Distributors - 0.1%
LKQ Corp. 6.25%, 06/15/2033 (E)	2,747,000	2,570,039

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs - 2.0%
American Tower Trust #1 3.65%, 03/15/2048 (A)	$ 2,800,000	$ 2,546,716
Broadstone Net Lease LLC 2.60%, 09/15/2031	6,211,000	4,316,574
Kimco Realty OP LLC 6.40%, 03/01/2034	3,800,000	3,746,191
SBA Tower Trust
1.63%, 05/15/2051 (A)	6,278,000	5,433,981
1.88%, 07/15/2050 (A)	1,100,000	997,003
2.84%, 01/15/2050 (A)	13,134,000	12,540,727
6.60%, 01/15/2028 (A)	3,650,000	3,642,955
VICI Properties LP 4.95%, 02/15/2030	6,748,000	6,015,707
Weyerhaeuser Co. 4.00%, 04/15/2030	4,761,000	4,171,335

		43,411,189

Diversified Telecommunication Services - 0.5%
Sprint Capital Corp. 6.88%, 11/15/2028	822,000	841,449
Verizon Communications, Inc.
1.68%, 10/30/2030	5,851,000	4,369,956
2.99%, 10/30/2056	8,647,000	4,582,498

		9,793,903

Electric Utilities - 1.7%
Appalachian Power Co. 3.40%, 06/01/2025	4,135,000	3,973,369
Black Hills Corp. 4.25%, 11/30/2023	4,781,000	4,770,701
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	614,000	566,430
CMS Energy Corp.
3.88%, 03/01/2024	723,000	717,724
4.88%, 03/01/2044	974,000	798,135
DTE Electric Co. 4.30%, 07/01/2044	7,295,000	5,582,740
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	10,608,000	8,541,470
Duke Energy Progress LLC 3.60%, 09/15/2047	2,726,000	1,788,093
Entergy Arkansas LLC 3.70%, 06/01/2024	1,493,000	1,472,042
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	707,000	643,697
Pacific Gas & Electric Co. 2.50%, 02/01/2031	2,979,000	2,211,981
PacifiCorp 3.60%, 04/01/2024	3,749,000	3,712,957
Public Service Electric & Gas Co. 3.00%, 05/15/2025	1,955,000	1,880,715

		36,660,054

Electronic Equipment, Instruments & Components - 0.7%
Arrow Electronics, Inc. 2.95%, 02/15/2032	5,137,000	3,898,745
Keysight Technologies, Inc. 4.60%, 04/06/2027	4,366,000	4,165,563
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	4,143,000	3,501,752

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electronic Equipment, Instruments & Components (continued)
Trimble, Inc. 6.10%, 03/15/2033	$ 4,169,000	$ 3,988,577

		15,554,637

Energy Equipment & Services - 0.2%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (A)	4,487,000	4,137,989
Schlumberger Investment SA 3.65%, 12/01/2023	1,121,000	1,118,882

		5,256,871

Financial Services - 1.2%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	6,232,000	5,959,907
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	2,570,000	2,310,897
5.50%, 12/15/2024 (A)	8,463,000	8,327,397
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (A)	7,533,000	7,119,283
5.50%, 01/15/2026 (A)	3,257,000	3,135,702

		26,853,186

Food Products - 0.6%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	4,967,000	3,939,570
Cargill, Inc. 5.13%, 10/11/2032 (A)	2,894,000	2,743,722
J M Smucker Co. 6.50%, 11/15/2043	2,296,000	2,185,776
Viterra Finance BV 4.90%, 04/21/2027 (A)	5,002,000	4,764,736

		13,633,804

Health Care Equipment & Supplies - 0.3%
Alcon Finance Corp.
2.75%, 09/23/2026 (A)	2,235,000	2,045,136
5.75%, 12/06/2052 (A)	1,272,000	1,153,709
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	2,577,000	2,520,181

		5,719,026

Health Care Providers & Services - 1.5%
Centene Corp. 3.38%, 02/15/2030	7,847,000	6,488,924
Cigna Group 2.40%, 03/15/2030	4,530,000	3,660,502
CVS Health Corp.
2.70%, 08/21/2040	3,472,000	2,113,061
5.25%, 01/30/2031	1,862,000	1,754,774
Elevance Health, Inc.
2.25%, 05/15/2030	4,034,000	3,222,462
5.13%, 02/15/2053	2,425,000	2,025,360
HCA, Inc.
4.13%, 06/15/2029	1,994,000	1,771,104
4.63%, 03/15/2052	3,661,000	2,564,593
5.25%, 04/15/2025	1,795,000	1,769,671
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	2,929,000	2,473,545
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	1,520,000	1,352,739

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc. 5.20%, 04/15/2063	$ 4,467,000	$ 3,758,519

		32,955,254

Health Care REITs - 0.4%
Physicians Realty LP 2.63%, 11/01/2031	5,456,000	4,015,922
Ventas Realty LP 3.25%, 10/15/2026	5,018,000	4,604,604

		8,620,526

Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. 1.80%, 10/01/2024	2,477,000	2,382,811
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	6,515,000	4,850,856

		7,233,667

Household Durables - 0.1%
Mohawk Industries, Inc. 5.85%, 09/18/2028	2,539,000	2,497,328

Industrial Conglomerates - 0.2%
Veralto Corp. 5.45%, 09/18/2033 (A)	3,839,000	3,590,723

Insurance - 1.6%
Aon Corp./Aon Global Holdings PLC 5.00%, 09/12/2032	6,254,000	5,683,840
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	10,038,000	8,600,875
Equitable Holdings, Inc. 5.59%, 01/11/2033	6,593,000	6,083,258
Global Atlantic Finance Co. 7.95%, 06/15/2033 (A)	6,851,000	6,385,154
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (B), 05/23/2042 (A)	2,800,000	2,650,345
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (B), 10/01/2050	5,651,000	4,451,979

		33,855,451

Interactive Media & Services - 0.5%
Baidu, Inc. 4.38%, 05/14/2024	4,652,000	4,613,435
Meta Platforms, Inc. 4.80%, 05/15/2030	4,502,000	4,346,874
Tencent Holdings Ltd. 3.28%, 04/11/2024 (A)	2,683,000	2,651,699

		11,612,008

Internet & Catalog Retail - 0.0% (F)
Expedia Group, Inc. 2.95%, 03/15/2031	402,000	316,375

Machinery - 0.4%
CNH Industrial Capital LLC 4.55%, 04/10/2028	4,115,000	3,869,381
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	6,384,000	5,318,952

		9,188,333

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media - 0.4%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	$ 3,602,000	$ 2,388,118
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (A)	2,020,000	1,794,694
Comcast Corp. 2.94%, 11/01/2056	1,620,000	865,023
NBCUniversal Media LLC 4.45%, 01/15/2043	3,353,000	2,616,467
Paramount Global 4.20%, 05/19/2032 (C)	2,681,000	2,075,293

		9,739,595

Metals & Mining - 0.6%
Anglo American Capital PLC 4.50%, 03/15/2028 (A)	3,182,000	2,968,083
ArcelorMittal SA 6.55%, 11/29/2027	5,937,000	5,977,730
Glencore Funding LLC 2.63%, 09/23/2031 (A)	4,976,000	3,755,333

		12,701,146

Office REITs - 0.2%
Corporate Office Properties LP 2.25%, 03/15/2026	1,209,000	1,093,061
Highwoods Realty LP 4.13%, 03/15/2028	2,790,000	2,406,543

		3,499,604

Oil, Gas & Consumable Fuels - 2.8%
Boardwalk Pipelines LP 3.40%, 02/15/2031	3,125,000	2,554,216
Chevron USA, Inc. 3.25%, 10/15/2029	4,089,000	3,636,198
Energy Transfer LP
4.90%, 02/01/2024	2,863,000	2,852,857
5.15%, 03/15/2045	1,668,000	1,297,841
5.55%, 02/15/2028	1,343,000	1,303,870
5.95%, 10/01/2043	1,293,000	1,098,603
7.60%, 02/01/2024	4,041,000	4,042,642
Enterprise Products Operating LLC 4.25%, 02/15/2048	8,341,000	6,287,104
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	3,178,000	3,161,180
Occidental Petroleum Corp. 5.55%, 03/15/2026	5,927,000	5,847,400
ONEOK, Inc. 6.10%, 11/15/2032	5,869,000	5,667,341
Ovintiv, Inc. 6.25%, 07/15/2033	3,974,000	3,779,650
Petroleos Mexicanos
6.84%, 01/23/2030	3,109,000	2,422,306
6.88%, 08/04/2026	1,410,000	1,304,531
7.69%, 01/23/2050	641,000	397,772
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	3,097,000	2,633,855
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	2,888,000	2,658,745

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Saudi Arabian Oil Co. 1.25%, 11/24/2023 (A)	$ 323,000	$ 321,924
Shell International Finance BV
2.50%, 09/12/2026	3,121,000	2,890,680
3.75%, 09/12/2046	2,857,000	2,010,172
Western Midstream Operating LP 6.15%, 04/01/2033	4,138,000	3,914,194
Williams Cos., Inc. 5.40%, 03/04/2044	1,095,000	912,860

		60,995,941

Passenger Airlines - 0.2%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	156	138
United Airlines Pass-Through Trust 3.75%, 03/03/2028	3,573,435	3,332,594

		3,332,732

Personal Care Products - 0.4%
Haleon US Capital LLC 3.38%, 03/24/2027	2,762,000	2,548,032
Kenvue, Inc. 5.00%, 03/22/2030 (E)	6,008,000	5,789,823

		8,337,855

Pharmaceuticals - 1.0%
AbbVie, Inc.
3.20%, 05/14/2026	2,346,000	2,211,820
4.05%, 11/21/2039	3,184,000	2,499,058
Bayer US Finance II LLC 4.38%, 12/15/2028 (A)	3,866,000	3,544,458
Bristol-Myers Squibb Co. 6.40%, 11/15/2063 (G)	3,202,000	3,192,299
Merck & Co., Inc. 5.00%, 05/17/2053	4,216,000	3,625,594
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	4,409,000	3,888,337
Viatris, Inc. 2.30%, 06/22/2027	2,488,000	2,133,925

		21,095,491

Professional Services - 0.3%
Equifax, Inc.
2.60%, 12/01/2024	4,000,000	3,853,579
5.10%, 12/15/2027	2,326,000	2,241,420

		6,094,999

Residential REITs - 0.3%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	2,844,000	2,377,322
Realty Income Corp. 4.90%, 07/15/2033	4,314,000	3,843,203

		6,220,525

Retail REITs - 0.1%
Simon Property Group LP 5.50%, 03/08/2033	3,290,000	3,064,003

Semiconductors & Semiconductor Equipment - 1.4%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	6,496,000	5,698,952
Broadcom, Inc. 3.14%, 11/15/2035 (A)	4,805,000	3,398,912

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
Foundry JV Holdco LLC 5.88%, 01/25/2034 (A)	$ 4,095,000	$ 3,807,292
KLA Corp. 3.30%, 03/01/2050	4,337,000	2,752,653
Microchip Technology, Inc. 0.98%, 09/01/2024	4,561,000	4,370,335
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	1,240,000	706,821
3.40%, 05/01/2030	1,216,000	1,021,940
QUALCOMM, Inc. 3.25%, 05/20/2050 (C)	3,819,000	2,455,010
Skyworks Solutions, Inc. 1.80%, 06/01/2026	2,526,000	2,254,116
TSMC Global Ltd. 1.38%, 09/28/2030 (A)	5,908,000	4,438,304

		30,904,335

Software - 1.3%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	570,000	476,543
Fiserv, Inc. 5.45%, 03/02/2028	4,235,000	4,153,351
Infor, Inc. 1.75%, 07/15/2025 (A)	5,112,000	4,713,172
Intuit, Inc. 5.50%, 09/15/2053	1,797,000	1,643,528
Oracle Corp.
3.65%, 03/25/2041	3,404,000	2,328,962
6.90%, 11/09/2052	4,244,000	4,207,492
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	2,902,000	1,272,054
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	6,520,000	6,299,149
Workday, Inc. 3.50%, 04/01/2027	4,199,000	3,899,716

		28,993,967

Tobacco - 0.4%
BAT Capital Corp. 6.42%, 08/02/2033	5,684,000	5,375,960
Philip Morris International, Inc. 5.63%, 11/17/2029	3,895,000	3,814,054

		9,190,014

Transportation Infrastructure - 0.3%
GXO Logistics, Inc. 2.65%, 07/15/2031	9,977,000	7,415,786

Wireless Telecommunication Services - 0.4%
America Movil SAB de CV 4.38%, 07/16/2042	2,100,000	1,626,498
T-Mobile USA, Inc.
3.50%, 04/15/2031	4,213,000	3,497,637
3.88%, 04/15/2030	3,775,000	3,292,061

		8,416,196

Total Corporate Debt Securities (Cost $831,977,083)		757,414,249

	Principal	Value
FOREIGN GOVERNMENT OBLIGATIONS - 0.4%
Chile - 0.0% (F)
Chile Government International Bonds 3.50%, 01/25/2050	$ 825,000	$ 520,325

Colombia - 0.1%
Colombia Government International Bonds 3.13%, 04/15/2031	3,584,000	2,652,383

Indonesia - 0.2%
Indonesia Government International Bonds 4.75%, 01/08/2026 (A)	3,205,000	3,140,865

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	2,481,000	2,286,659

Panama - 0.0% (F)
Panama Government International Bonds 3.88%, 03/17/2028	735,000	660,270

Total Foreign Government Obligations (Cost $9,952,448)		9,260,502

MORTGAGE-BACKED SECURITIES - 6.6%
Alternative Loan Trust
Series 2005-36, Class 2A1A,
1-Month Term SOFR + 0.73%, 6.06% (B), 08/25/2035	271,125	231,676
Series 2005-50CB, Class 1A1,
5.50%, 11/25/2035	415,319	321,341
Series 2005-51, Class 3A3A,
1-Month Term SOFR + 0.75%, 6.09% (B), 11/20/2035	312,310	258,077
Series 2007-22, Class 2A16,
6.50%, 09/25/2037	4,606,079	1,701,137
Series 2007-5CB, Class 1A31,
5.50%, 04/25/2037	674,358	333,689
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (A)	1,597,528	1,423,319
Bear Stearns Alt-A Trust Series 2004-11, Class 2A2, 4.97% (B), 11/25/2034	24,915	22,503
CHL Mortgage Pass-Through Trust
Series 2003-60, Class 1A1,
4.20% (B), 02/25/2034	12,615	12,049
Series 2005-3, Class 1A2,
1-Month Term SOFR + 0.69%, 6.02% (B), 04/25/2035	60,011	53,305
CIM Trust Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	5,039,361	4,217,590
Citigroup Commercial Mortgage Trust Series 2014-GC19, Class A4, 4.02%, 03/11/2047	3,266,598	3,254,367
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A,
4.00% (B), 01/25/2035 (A)	206,187	189,983
Series 2015-PS1, Class A1,
3.75% (B), 09/25/2042 (A)	165,225	148,752
Series 2018-RP1, Class A1,
3.00% (B), 09/25/2064 (A)	839,888	797,359

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust Series 2015-3BP, Class A, 3.18%, 02/10/2035 (A)	$ 12,005,000	$ 11,299,020
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (B), 01/25/2060 (A)	5,715,915	4,485,277
Series 2021-RPL6, Class A1,
2.00% (B), 10/25/2060 (A)	3,728,243	3,162,301
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class A,
3.14%, 12/10/2036 (A)	3,800,000	3,638,382
Series 2019-FBLU, Class B,
3.45%, 12/10/2036 (A)	6,050,000	5,778,181
Series 2019-FBLU, Class C,
3.75%, 12/10/2036 (A)	4,570,000	4,360,662
GMACM Mortgage Loan Trust Series 2005-AR1, Class 3A, 0.00% (B), 03/18/2035	3,513	2,895
HarborView Mortgage Loan Trust Series 2004-4, Class 2A, 1-Month Term SOFR + 0.67%, 6.01% (B), 06/19/2034	109,390	94,778
Impac CMB Trust Series 2004-6, Class 1A1, 1-Month Term SOFR + 0.91%, 6.24% (B), 10/25/2034	4,079	3,920
IndyMac INDX Mortgage Loan Trust Series 2007-AR15, Class 2A1, 3.34% (B), 08/25/2037	276,819	199,300
JPMorgan Chase Commercial Mortgage Securities Trust Series 2014-DSTY, Class B, 3.77%, 06/10/2027 (A)	4,800,000	648,000
JPMorgan Mortgage Trust
Series 2004-A1, Class 1A1,
3.84% (B), 02/25/2034	11,427	10,101
Series 2006-A2, Class 5A1,
5.74% (B), 11/25/2033	5,806	5,508
Series 2006-S3, Class 1A12,
6.50%, 08/25/2036	150,291	48,098
Manhattan West Mortgage Trust
Series 2020-1MW, Class A,
2.13%, 09/10/2039 (A)	5,765,000	4,890,303
Series 2020-1MW, Class B,
2.34% (B), 09/10/2039 (A)	5,024,000	4,226,397
MASTR Adjustable Rate Mortgages Trust Series 2007-R5, Class A1, 5.04% (B), 11/25/2035 (A)	149,746	71,320
Merrill Lynch Mortgage Investors Trust
Series 2003-F, Class A1,
1-Month Term SOFR + 0.75%, 6.08% (B), 10/25/2028	3,697	3,416
Series 2004-A1, Class 2A1,
4.67% (B), 02/25/2034	40,571	36,190
Series 2005-A4, Class 2A2,
4.61% (B), 07/25/2035	37,172	32,024

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Bank of America Merrill Lynch Trust Series 2013-C11, Class B, 4.08% (B), 08/15/2046	$ 1,035,000	$ 530,438
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (B), 12/25/2052 (A)	665,018	595,416
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (B), 01/25/2054 (A)	283,606	259,851
Series 2014-2A, Class A3,
3.75% (B), 05/25/2054 (A)	224,871	202,557
Series 2014-3A, Class AFX3,
3.75% (B), 11/25/2054 (A)	745,067	662,447
Series 2015-2A, Class A1,
3.75% (B), 08/25/2055 (A)	942,132	851,197
Series 2016-2A, Class A1,
3.75% (B), 11/26/2035 (A)	824,292	754,942
Series 2016-3A, Class A1B,
3.25% (B), 09/25/2056 (A)	1,697,715	1,497,201
Series 2017-1A, Class A1,
4.00% (B), 02/25/2057 (A)	1,480,915	1,355,987
Series 2017-2A, Class A3,
4.00% (B), 03/25/2057 (A)	1,693,085	1,545,622
Series 2017-3A, Class A1,
4.00% (B), 04/25/2057 (A)	2,365,879	2,165,829
Series 2017-4A, Class A1,
4.00% (B), 05/25/2057 (A)	1,192,197	1,072,516
Series 2018-1A, Class A1A,
4.00% (B), 12/25/2057 (A)	723,755	667,239
Series 2018-RPL1, Class A1,
3.50% (B), 12/25/2057 (A)	6,650,859	6,157,759
Series 2019-4A, Class A1B,
3.50% (B), 12/25/2058 (A)	4,962,016	4,395,833
Series 2019-5A, Class A1B,
3.50% (B), 08/25/2059 (A)	1,209,460	1,089,240
Series 2019-6A, Class A1B,
3.50% (B), 09/25/2059 (A)	1,797,115	1,611,440
OBX Trust Series 2023-NQM4, Class A1, 6.11% (B), 03/25/2063 (A)	4,391,053	4,319,672
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (A)	4,548,000	4,138,680
RALI Trust Series 2007-QO4, Class A1A, 1-Month Term SOFR + 0.49%, 5.82% (B), 05/25/2047	253,236	215,589
Structured Adjustable Rate Mortgage Loan Trust
Series 2005-15, Class 1A1,
4.62% (B), 07/25/2035	187,753	98,257
Series 2007-3, Class 3A1,
4.24% (B), 04/25/2047	462,431	210,498
Structured Asset Mortgage Investments II Trust Series 2003-AR4, Class A1, 1-Month Term SOFR + 0.81%, 6.15% (B), 01/19/2034	11,784	10,900

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (B), 10/25/2056 (A)	$ 140,574	$ 139,198
Series 2017-3, Class A1,
2.75% (B), 07/25/2057 (A)	401,854	392,387
Series 2017-4, Class A1,
2.75% (B), 06/25/2057 (A)	1,061,677	1,000,231
Series 2017-6, Class A1,
2.75% (B), 10/25/2057 (A)	1,596,035	1,512,328
Series 2018-1, Class A1,
3.00% (B), 01/25/2058 (A)	2,122,624	2,037,009
Series 2018-4, Class A1,
3.00% (B), 06/25/2058 (A)	2,209,196	1,982,664
Series 2019-1, Class A1,
3.75% (B), 03/25/2058 (A)	6,201,639	5,729,269
Series 2019-4, Class A1,
2.90% (B), 10/25/2059 (A)	8,995,432	8,200,619
Series 2020-4, Class A1,
1.75%, 10/25/2060 (A)	2,039,920	1,743,439
Series 2021-1, Class A1,
2.25% (B), 11/25/2061 (A)	3,776,365	3,332,619
Series 2022-4, Class A1,
3.75%, 09/25/2062 (A)	12,805,702	11,353,840
Series 2023-1, Class A1,
3.75%, 01/25/2063 (A)	7,755,133	7,015,382
WaMu Mortgage Pass-Through Certificates Trust Series 2005-AR8, Class 2A1A, 1-Month Term SOFR + 0.69%, 6.02% (B), 07/25/2045	17,874	15,981
Wells Fargo Commercial Mortgage Trust
Series 2015-C26, Class B,
3.78%, 02/15/2048	3,000,000	2,763,243
Series 2015-C29,Class AS,
4.01% (B), 06/15/2048	6,250,000	5,913,393

Total Mortgage-Backed Securities (Cost $160,308,313)		143,501,932

MUNICIPAL GOVERNMENT OBLIGATION - 0.0% (F)
Georgia - 0.0% (F)
Municipal Electric Authority of Georgia, Revenue Bonds, Series A, 6.64%, 04/01/2057	267,000	272,159

Total Municipal Government Obligation (Cost $314,625)		272,159

U.S. GOVERNMENT AGENCY OBLIGATIONS - 25.7%
Federal Home Loan Mortgage Corp.
1-Year RFUCC Treasury + 1.66%, 3.96% (B), 01/01/2038	50,113	49,594
1-Year RFUCC Treasury + 1.75%, 4.00% (B), 12/01/2034	5,329	5,292
1-Year RFUCC Treasury + 1.90%, 4.40% (B), 02/01/2041	11,959	11,779
6-Month RFUCC Treasury + 1.57%, 4.82% (B), 02/01/2037	1,662	1,620
6-Month RFUCC Treasury + 2.12%, 4.91% (B), 05/01/2037	4,381	4,273
5.00%, 12/01/2035	172,026	167,167

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
1-Year RFUCC Treasury + 1.73%, 5.98% (B), 09/01/2035	$ 121,001	$ 120,941
6.00%, 05/01/2031	130,231	129,066
1-Year RFUCC Treasury + 1.80%, 6.05% (B), 09/01/2037	9,495	9,692
6-Month RFUCC Treasury + 1.36%, 6.89% (B), 05/01/2037	10,231	10,284
6-Month RFUCC Treasury + 1.57%, 7.13% (B), 04/01/2037	11,535	11,637
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
2.81%, 01/25/2025	10,172,788	9,833,972
2.89%, 06/25/2027	1,463,067	1,439,105
3.01%, 07/25/2025	12,812,000	12,297,712
3.06% (B), 08/25/2024	4,247,792	4,156,534
3.17%, 10/25/2024	9,381,478	9,155,161
3.49%, 01/25/2024	5,131,665	5,105,170
Federal National Mortgage Association
3.50%, 07/01/2028 - 01/01/2029	645,207	619,838
1-Year RFUCC Treasury + 1.75%, 4.25% (B), 03/01/2041	10,955	10,817
4.50%, 02/01/2025 - 08/01/2052	11,912,841	10,663,836
5.00%, 04/01/2039 - 04/01/2053	37,901,369	35,086,419
5.50%, 04/01/2036 - 03/01/2053	14,073,087	13,421,310
1-Year RFUCC Treasury + 1.74%, 5.74% (B), 08/01/2035	15,490	15,782
6.00%, 02/01/2034 - 01/01/2040	1,808,319	1,808,109
6.50%, 06/01/2038 - 05/01/2040	749,590	763,263
6-Month RFUCC Treasury + 0.95%, 6.61% (B), 08/01/2037	405	399
6-Month RFUCC Treasury + 1.52%, 6.83% (B), 01/01/2035	3,075	3,109
Government National Mortgage Association REMICS, Interest Only STRIPS Series 2012-120, 0.64% (B), 02/16/2053	2,301,562	36,020
Tennessee Valley Authority 5.88%, 04/01/2036	2,768,000	2,879,607
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2038 - 11/01/2053 (G)	56,658,000	44,575,066
2.50%, 11/01/2038 - 11/01/2053 (G)	130,772,000	102,595,632
3.00%, 11/01/2038 - 11/01/2053 (G)	109,469,000	88,897,518
3.50%, 11/01/2038 - 11/01/2053 (G)	85,440,000	72,468,033
4.00%, 11/01/2053 (G)	45,602,000	39,440,049
4.50%, 11/01/2053 (G)	41,726,000	37,304,480
5.50%, 11/01/2053 (G)	50,026,000	47,481,229
6.00%, 11/01/2053 (G)	17,370,000	16,904,813

Total U.S. Government Agency Obligations (Cost $570,599,781)		557,484,328

U.S. GOVERNMENT OBLIGATIONS - 22.4%
U.S. Treasury - 20.2%
U.S. Treasury Bonds
1.25%, 05/15/2050	16,047,000	7,127,751
1.88%, 02/15/2051 - 11/15/2051	11,868,000	6,249,519
2.00%, 02/15/2050	9,112,000	5,031,532
2.25%, 08/15/2046 - 02/15/2052	10,826,000	6,365,538

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Bonds (continued)
2.38%, 02/15/2042 - 05/15/2051	$ 18,112,000	$ 11,782,412
2.50%, 02/15/2045 - 05/15/2046	42,510,200	27,442,761
2.75%, 08/15/2042 - 11/15/2047	34,436,500	23,580,833
2.88%, 08/15/2045 - 05/15/2049	9,895,500	6,797,471
3.00%, 05/15/2042 - 08/15/2052	25,299,400	17,659,914
3.13%, 02/15/2042 - 05/15/2048	18,696,000	13,504,701
3.63%, 02/15/2044 - 05/15/2053	31,362,500	24,759,919
3.88%, 02/15/2043	4,257,000	3,558,586
4.00%, 11/15/2052	5,195,000	4,373,744
4.13%, 08/15/2053	2,350,000	2,025,773
5.25%, 02/15/2029	14,343,100	14,577,856
U.S. Treasury Notes
0.25%, 08/31/2025	5,134,000	4,700,418
0.63%, 05/15/2030 - 08/15/2030	56,646,000	43,002,452
1.13%, 02/15/2031	22,372,000	17,351,409
1.38%, 11/15/2031	16,965,000	13,049,796
1.50%, 08/15/2026 - 02/15/2030	40,427,700	33,929,366
1.63%, 08/15/2029 - 05/15/2031	28,426,900	23,643,420
1.88%, 02/15/2032	10,574,800	8,422,663
2.25%, 11/15/2025	1,956,500	1,850,345
2.63%, 02/15/2029	2,275,400	2,038,972
2.75%, 05/15/2025 - 08/15/2032	9,236,600	8,094,762
2.88%, 08/15/2028 - 05/15/2032	21,142,700	18,860,819
3.13%, 11/15/2028	5,662,000	5,224,080
3.38%, 05/15/2033	8,841,800	7,837,427
3.50%, 01/31/2028 - 02/15/2033	7,633,800	7,110,556
3.63%, 05/31/2028	4,960,000	4,718,587
3.88%, 11/30/2027 - 08/15/2033	11,661,300	10,998,802
4.00%, 06/30/2028	16,645,000	16,076,079
4.13%, 09/30/2027 - 11/15/2032	36,147,900	34,784,892
4.38%, 08/31/2028	2,303,000	2,259,999

		438,793,154

U.S. Treasury Inflation-Protected Securities - 2.2%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	12,629,361	7,073,676
1.75%, 01/15/2028	4,566,146	4,414,357
2.50%, 01/15/2029	21,255,132	21,240,810
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	16,441,598	14,113,924

		46,842,767

Total U.S. Government Obligations (Cost $573,128,055)		485,635,921

	Shares	Value
PREFERRED STOCK - 0.2%
Banks - 0.2%
Citigroup Capital XIII, 3-Month Term SOFR + 6.63%, 12.02% (B)	159,306	4,567,303

Total Preferred Stock (Cost $4,440,758)		4,567,303

	Principal	Value
COMMERCIAL PAPER - 20.2%
Banks - 12.4%
ABN AMRO Funding USA LLC 5.78% (H), 01/16/2024 (A)	$ 21,925,000	$ 21,666,952
Australia & New Zealand Banking Group Ltd. 5.80% (H), 01/08/2024 (A)	23,000,000	22,763,449
Bedford Row Funding Corp. 5.78% (H), 01/09/2024 (A)	18,008,000	17,816,815
Cooperatieve Rabobank UA 5.78% (H), 02/01/2024	10,000,000	9,859,632
DNB Bank ASA 5.69% (H), 12/20/2023 (A)	24,000,000	23,823,667
ING US Funding LLC 5.88% (H), 04/30/2024 (A)	20,800,000	20,206,993
Lloyds Bank PLC 5.85% (H), 01/29/2024	23,785,000	23,455,578
Mackinac Funding Co. LLC 5.86% (H), 03/07/2024 (A)	9,450,000	9,261,145
Macquarie Bank Ltd. 5.86% (H), 03/01/2024 (A)	23,000,000	22,558,528
Nordea Bank Abp
5.80% (H), 03/05/2024 (A)	18,855,000	18,495,789
5.86% (H), 04/15/2024 (A)	4,200,000	4,091,660
Skandinaviska Enskilda Banken AB 5.71% (H), 12/13/2023 (A)	17,400,000	17,290,716
Societe Generale SA 5.76% (H), 12/11/2023 (A)	21,000,000	20,873,318
Standard Chartered Bank 5.89% (H), 03/07/2024 (A)	11,806,000	11,575,315
Svenska Handelsbanken AB 5.85% (H), 01/24/2024 (A)	25,000,000	24,681,909

		268,421,466

Financial Services - 6.7%
Anglesea Funding LLC 5.84% (H), 01/29/2024 (A)	23,132,000	22,811,044
Atlantic Asset Securitization LLC 5.73% (H), 12/14/2023 (A)	8,000,000	7,946,718
Barton Capital SA 5.64% (H), 11/16/2023 (A)	9,000,000	8,978,575
Britannia Funding Co. LLC 5.90% (H), 02/07/2024 (A)	12,773,000	12,576,928
Chariot Funding LLC 5.76% (H), 12/21/2023 (A)	25,000,000	24,807,652
Glencove Funding LLC 5.74% (H), 12/22/2023 (A)	10,800,000	10,715,427
GTA Funding LLC 5.83% (H), 02/21/2024 (A)	8,700,000	8,547,729
Liberty Street Funding LLC
5.60% (H), 11/20/2023 (A)	2,709,000	2,700,938
5.65% (H), 11/20/2023 (A)	10,900,000	10,867,562
5.80% (H), 01/30/2024 (A)	3,829,000	3,775,437
5.84% (H), 02/01/2024 (A)	3,825,000	3,770,238
LMA-Americas LLC 5.51% (H), 11/14/2023 (A)	1,636,000	1,632,567
Ridgefield Funding Co. LLC 5.82% (H), 02/06/2024 (A)	11,241,000	11,070,841
Starbird Funding Corp. 5.86% (H), 02/01/2024 (A)	5,000,000	4,928,519

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
COMMERCIAL PAPER (continued)
Financial Services (continued)
Thunder Bay Funding LLC 5.47% (H), 11/15/2023 (A)	$ 9,000,000	$ 8,979,937

		144,110,112

Health Care Providers & Services - 0.6%
Columbia Funding Co. LLC 5.84% (H), 03/05/2024 (A)	14,000,000	13,724,228

Software - 0.5%
Manhattan Asset Funding Co. LLC 5.75% (H), 01/09/2024 (A)	10,973,000	10,855,721

Total Commercial Paper (Cost $437,109,346)		437,111,527

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 2.8%
U.S. Treasury Bills
5.41% (H), 11/02/2023	16,360,000	16,357,605
5.45% (H), 12/14/2023	6,061,000	6,022,697
5.46% (H), 12/07/2023	16,179,000	16,093,696
5.48% (H), 01/18/2024	23,209,000	22,942,031

Total Short-Term U.S. Government Obligations (Cost $61,414,318)		61,416,029

	Shares	Value
OTHER INVESTMENT COMPANY - 0.3%
Securities Lending Collateral - 0.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (H)	7,135,775	$ 7,135,775

Total Other Investment Company (Cost $7,135,775)		7,135,775

	Principal	Value
REPURCHASE AGREEMENT - 1.1%
Fixed Income Clearing Corp., 2.50% (H), dated 10/31/2023, to be repurchased at $22,869,881 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $23,325,750.	$22,868,293	22,868,293

Total Repurchase Agreement (Cost $22,868,293)		22,868,293

Total Investments (Cost $2,810,677,530)		2,613,859,692
Net Other Assets (Liabilities) - (20.5)%		(445,193,551)

Net Assets - 100.0%		$2,168,666,141

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$127,191,674	$—	$127,191,674
Corporate Debt Securities	—	757,414,249	—	757,414,249
Foreign Government Obligations	—	9,260,502	—	9,260,502
Mortgage-Backed Securities	—	143,501,932	—	143,501,932
Municipal Government Obligation	—	272,159	—	272,159
U.S. Government Agency Obligations	—	557,484,328	—	557,484,328
U.S. Government Obligations	—	485,635,921	—	485,635,921
Preferred Stock	4,567,303	—	—	4,567,303
Commercial Paper	—	437,111,527	—	437,111,527
Short-Term U.S. Government Obligations	—	61,416,029	—	61,416,029
Other Investment Company	7,135,775	—	—	7,135,775
Repurchase Agreement	—	22,868,293	—	22,868,293

Total Investments	$11,703,078	$2,602,156,614	$—	$2,613,859,692

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $825,611,314, representing 38.1% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,982,297, collateralized by cash collateral of $7,135,775. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	LKQ Corp. 6.25%, 06/15/2033	05/15/2023	$2,728,060	$2,570,039	0.1%

Corporate Debt Securities	Kenvue, Inc. 5.00%, 03/22/2030	03/08/2023	5,993,991	5,789,823	0.3

Total			$8,722,051	$8,359,862	0.4%

(F)	Percentage rounds to less than 0.1% or (0.1)%.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	Rates disclosed reflect the yields at October 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $2,787,809,237) (including securities loaned of $6,982,297)	$2,590,991,399
Repurchase agreement, at value (cost $22,868,293)	22,868,293
Cash	101
Cash collateral pledged at broker for:
TBA commitments	6,898,015
Receivables and other assets:
Investments sold	983
Net income from securities lending	6,683
Shares of beneficial interest sold	38,044
Interest	15,389,911
Due from transfer agent	2,721
Total assets	2,636,196,150

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,135,775
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	459,454,495
Shares of beneficial interest redeemed	34,061
Investment management fees	721,011
Distribution and service fees	33,176
Transfer agent fees	14,517
Trustee and CCO fees	617
Audit and tax fees	43,597
Custody fees	43,500
Legal fees	26,264
Printing and shareholder reports fees	6,829
Registration fees	977
Other accrued expenses	15,190
Total liabilities	467,530,009
Net assets	$2,168,666,141

Net assets consist of:
Paid-in capital	$2,544,140,373
Total distributable earnings (accumulated losses)	(375,474,232)
Net assets	$2,168,666,141

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$765,650
Class C	339,647
Class I	1,985,327
Class I2	1,800,512,387
Class I3	233,018,270
Class R	19,986,826
Class R4	107,893,855
Class R6	4,164,179
Shares outstanding (unlimited shares, no par value):
Class A	94,336
Class C	41,987
Class I	245,813
Class I2	222,407,227
Class I3	28,734,960
Class R	2,459,884
Class R4	13,295,652
Class R6	513,398
Net asset value per share: (A)
Class A	$8.12
Class C	8.09
Class I	8.08
Class I2	8.10
Class I3	8.11
Class R	8.13
Class R4	8.11
Class R6	8.11
Maximum offering price per share: (B)
Class A	$8.52

(A)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$520,959
Interest income	104,947,457
Net income from securities lending	136,613
Total investment income	105,605,029

Expenses:
Investment management fees	9,068,975
Distribution and service fees:
Class A (A)	558
Class C (A)	1,603
Class R	112,776
Class R4	269,736
Transfer agent fees:
Class A (A)	304
Class C (A)	74
Class I (A)	2,748
Class I2	150,884
Class I3	19,095
Class R	485
Class R4	8,092
Class R6	196
Trustee and CCO fees	102,707
Audit and tax fees	77,719
Custody fees	357,604
Legal fees	162,960
Printing and shareholder reports fees	85,841
Registration fees	93,064
Other	239,306
Total expenses before waiver and/or reimbursement and recapture	10,754,727
Expenses waived and/or reimbursed:
Class A (A)	(106)
Class C (A)	(89)
Class I (A)	(2,419)
Class R4	(29,293)
Recapture of previously waived and/or reimbursed fees:
Class A (A)	102
Class C (A)	89
Class I (A)	56
Class R4	1,204
Net expenses	10,724,271

Net investment income (loss)	94,880,758

Net realized gain (loss) on:
Investments	(88,090,970)
Futures contracts	444,358
Net realized gain (loss)	(87,646,612)

Net change in unrealized appreciation (depreciation) on:
Investments	17,794,686
Futures contracts	(459,694)
Net change in unrealized appreciation (depreciation)	17,334,992
Net realized and change in unrealized gain (loss)	(70,311,620)
Net increase (decrease) in net assets resulting from operations	$24,569,138

(A)	Class A, C and I commenced operations on November 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$94,880,758	$39,303,788
Net realized gain (loss)	(87,646,612)	(85,600,980)
Net change in unrealized appreciation (depreciation)	17,334,992	(251,676,763)
Net increase (decrease) in net assets resulting from operations	24,569,138	(297,973,955)

Dividends and/or distributions to shareholders:
Class A (A)	(8,907)	—
Class C (A)	(5,252)	—
Class I (A)	(110,676)	—
Class I2	(80,506,324)	(47,281,080)
Class I3	(10,205,258)	(13,080,760)
Class R	(779,243)	(1,027,942)
Class R4	(4,071,600)	(5,206,356)
Class R6	(108,672)	(6,488)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(95,795,932)	(66,602,626)

Capital share transactions:
Proceeds from shares sold:
Class A (A)	784,785	—
Class C (A)	489,551	—
Class I (A)	8,135,764	—
Class I2	49,671,470	1,185,591,287
Class I3	21,495,832	12,195,099
Class R	802,762	2,716,188
Class R4	18,229,453	10,604,436
Class R6	5,594,537	984,748
	105,204,154	1,212,091,758
Dividends and/or distributions reinvested:
Class A (A)	8,837	—
Class C (A)	5,155	—
Class I (A)	113,132	—
Class I2	80,506,580	47,281,080
Class I3	10,205,258	13,080,760
Class R	779,243	1,027,942
Class R4	4,071,600	5,206,356
Class R6	108,662	6,488
	95,798,467	66,602,626
Cost of shares redeemed:
Class A (A)	(44,145)	—
Class C (A)	(83,715)	—
Class I (A)	(5,895,429)	—
Class I2	(246,019,456)	(121,962,960)
Class I3	(38,978,910)	(81,919,846)
Class R	(4,144,861)	(6,245,808)
Class R4	(13,164,712)	(38,958,532)
Class R6	(2,007,552)	(254,048)
	(310,338,780)	(249,341,194)
Automatic conversions:
Class A (A)	50,366	—
Class C (A)	(50,366)	—
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(109,336,159)	1,029,353,190
Net increase (decrease) in net assets	(180,562,953)	664,776,609

Net assets:
Beginning of year	2,349,229,094	1,684,452,485
End of year	$2,168,666,141	$2,349,229,094

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A (A)	92,346	—
Class C (A)	57,075	—
Class I (A)	946,665	—
Class I2	5,696,003	134,484,639
Class I3	2,499,672	1,289,773
Class R	92,828	275,038
Class R4	2,121,848	1,117,398
Class R6	651,162	109,932
	12,157,599	137,276,780
Shares reinvested:
Class A (A)	1,056	—
Class C (A)	610	—
Class I (A)	13,393	—
Class I2	9,402,161	5,006,893
Class I3	1,190,555	1,357,106
Class R	90,729	106,256
Class R4	475,036	538,847
Class R6	12,749	741
	11,186,289	7,009,843
Shares redeemed:
Class A (A)	(5,208)	—
Class C (A)	(9,534)	—
Class I (A)	(714,245)	—
Class I2	(28,697,674)	(12,866,157)
Class I3	(4,564,186)	(8,660,153)
Class R	(482,463)	(655,759)
Class R4	(1,526,359)	(4,153,187)
Class R6	(233,160)	(29,000)
	(36,232,829)	(26,364,256)
Automatic conversions:
Class A (A)	6,142	—
Class C (A)	(6,164)	—
	(22)	—
Net increase (decrease) in shares outstanding:
Class A (A)	94,336	—
Class C (A)	41,987	—
Class I (A)	245,813	—
Class I2	(13,599,510)	126,625,375
Class I3	(873,959)	(6,013,274)
Class R	(298,906)	(274,465)
Class R4	1,070,525	(2,496,942)
Class R6	430,751	81,673
	(12,888,963)	117,922,367

(A)	Class A, C and I commenced operations on November 1, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023 (A)
Net asset value, beginning of period/year	$8.41

Investment operations:
Net investment income (loss) (B)	0.33
Net realized and unrealized gain (loss)	(0.31)
Total investment operations	0.02

Dividends and/or distributions to shareholders:
Net investment income	(0.31)

Net asset value, end of period/year	$8.12
Total return (C)(D)	0.09%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$766
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.81%
Including waiver and/or reimbursement and recapture (F)	0.81%
Net investment income (loss) to average net assets (E)	3.93%
Portfolio turnover rate	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period indicated:	Class C
October 31, 2023 (A)
Net asset value, beginning of period/year	$8.42

Investment operations:
Net investment income (loss) (B)	0.27
Net realized and unrealized gain (loss)	(0.34)
Total investment operations	(0.07)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)

Net asset value, end of period/year	$8.09
Total return (C)(D)	(0.99)%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$340
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.47%
Including waiver and/or reimbursement and recapture	1.47%
Net investment income (loss) to average net assets (E)	3.14%
Portfolio turnover rate	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class I
October 31, 2023 (A)
Net asset value, beginning of period/year	$8.39

Investment operations:
Net investment income (loss) (B)	0.35
Net realized and unrealized gain (loss)	(0.32)
Total investment operations	0.03

Dividends and/or distributions to shareholders:
Net investment income	(0.34)

Net asset value, end of period/year	$8.08
Total return (C)	0.23%

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,985
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.53%
Including waiver and/or reimbursement and recapture (E)	0.44%
Net investment income (loss) to average net assets (D)	4.19%
Portfolio turnover rate	57%

(A)	Commenced operations on November 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.37	$10.34	$10.85	$10.50	$9.70

Investment operations:
Net investment income (loss) (A)	0.34	0.23	0.19	0.23	0.28
Net realized and unrealized gain (loss)	(0.27)	(1.80)	(0.14)	0.37	0.81
Total investment operations	0.07	(1.57)	0.05	0.60	1.09

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.23)	(0.20)	(0.25)	(0.29)
Net realized gains	—	(0.17)	(0.36)	—	—
Total dividends and/or distributions to shareholders	(0.34)	(0.40)	(0.56)	(0.25)	(0.29)

Net asset value, end of year	$8.10	$8.37	$10.34	$10.85	$10.50
Total return	0.74%	(15.67)%	0.45%	5.74%	11.39%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,800,512	$1,974,697	$1,131,283	$1,275,122	$1,826,481
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.42%	0.41%	0.42%	0.42%
Including waiver and/or reimbursement and recapture	0.43%	0.42%	0.41%	0.42%	0.42	%(B)
Net investment income (loss) to average net assets	3.96%	2.49%	1.81%	2.16%	2.77%
Portfolio turnover rate	57%	64%	48%	46%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.38	$10.36	$10.87	$10.51	$9.72

Investment operations:
Net investment income (loss) (A)	0.34	0.22	0.19	0.23	0.28
Net realized and unrealized gain (loss)	(0.27)	(1.80)	(0.14)	0.38	0.80
Total investment operations	0.07	(1.58)	0.05	0.61	1.08

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.23)	(0.20)	(0.25)	(0.29)
Net realized gains	—	(0.17)	(0.36)	—	—
Total dividends and/or distributions to shareholders	(0.34)	(0.40)	(0.56)	(0.25)	(0.29)

Net asset value, end of year	$8.11	$8.38	$10.36	$10.87	$10.51
Total return	0.74%	(15.74)%	0.45%	5.83%	11.26%

Ratio and supplemental data:
Net assets end of year (000’s)	$233,018	$248,167	$369,100	$385,809	$485,794
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.42%	0.41%	0.42%	0.42%
Including waiver and/or reimbursement and recapture	0.43%	0.42%	0.41%	0.42%	0.42	%(B)
Net investment income (loss) to average net assets	3.97%	2.36%	1.81%	2.14%	2.78%
Portfolio turnover rate	57%	64%	48%	46%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.39	$10.37	$10.88	$10.52	$9.73

Investment operations:
Net investment income (loss) (A)	0.30	0.18	0.14	0.18	0.23
Net realized and unrealized gain (loss)	(0.26)	(1.81)	(0.15)	0.37	0.80
Total investment operations	0.04	(1.63)	(0.01)	0.55	1.03

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	(0.18)	(0.14)	(0.19)	(0.24)
Net realized gains	—	(0.17)	(0.36)	—	—
Total dividends and/or distributions to shareholders	(0.30)	(0.35)	(0.50)	(0.19)	(0.24)

Net asset value, end of year	$8.13	$8.39	$10.37	$10.88	$10.52
Total return	0.33%	(16.15)%	(0.05)%	5.29%	10.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,987	$23,157	$31,469	$42,002	$51,335
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.93%	0.92%	0.91%	0.92%	0.91%
Including waiver and/or reimbursement and recapture	0.93%	0.92%	0.91%	0.92%	0.91	%(B)
Net investment income (loss) to average net assets	3.47%	1.88%	1.32%	1.64%	2.29%
Portfolio turnover rate	57%	64%	48%	46%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.39		$10.36	$10.87	$10.52	$9.72

Investment operations:
Net investment income (loss) (A)	0.32		0.20	0.16	0.20	0.26
Net realized and unrealized gain (loss)	(0.28)		(1.79)	(0.14)	0.37	0.81
Total investment operations	0.04		(1.59)	0.02	0.57	1.07

Dividends and/or distributions to shareholders:
Net investment income	(0.32)		(0.21)	(0.17)	(0.22)	(0.27)
Net realized gains	—		(0.17)	(0.36)	—	—
Total dividends and/or distributions to shareholders	(0.32)		(0.38)	(0.53)	(0.22)	(0.27)

Net asset value, end of year	$8.11		$8.39	$10.36	$10.87	$10.52
Total return	0.38%		(15.85)%	0.21%	5.49%	11.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$107,894		$102,515	$152,590	$162,185	$178,769
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.67%	0.66%	0.67%	0.67%
Including waiver and/or reimbursement and recapture	0.66	%(B)	0.65%	0.65%	0.65%	0.65%
Net investment income (loss) to average net assets	3.76%		2.14%	1.57%	1.90%	2.54%
Portfolio turnover rate	57%		64%	48%	46%	49%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$8.38	$10.36	$10.35

Investment operations:
Net investment income (loss) (B)	0.35	0.26	0.08
Net realized and unrealized gain (loss)	(0.27)	(1.84)	0.01	(C)
Total investment operations	0.08	(1.58)	0.09

Dividends and/or distributions to shareholders:
Net investment income	(0.35)	(0.23)	(0.08)
Net realized gains	—	(0.17)	—
Total dividends and/or distributions to shareholders	(0.35)	(0.40)	(0.08)

Net asset value, end of period/year	$8.11	$8.38	$10.36
Total return	0.76%	(15.74)%	0.89	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$4,164	$693	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.43%	0.42%	0.41	%(E)
Including waiver and/or reimbursement and recapture	0.43%	0.42%	0.41	%(E)
Net investment income (loss) to average net assets	4.12%	2.99%	1.78	%(E)
Portfolio turnover rate	57%	64%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Core Bond (formerly, Transamerica Intermediate Bond) (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$7,135,775	$—	$—	$—	$7,135,775
Total Borrowings	$7,135,775	$—	$—	$—	$7,135,775

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is

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NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$444,358	$—	$—	$—	$—	$444,358
Total	$444,358	$—	$—	$—	$—	$444,358

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(459,694)	$—	$—	$—	$—	$(459,694)
Total	$(459,694)	$—	$—	$—	$—	$(459,694)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts — short	$(2,000,580)

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 2,094,280,892	96.57%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $2 billion	0.380%
Over $2 billion up to $3.5 billion	0.365
Over $3.5 billion up to $5 billion	0.360
Over $5 billion	0.355

TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2025.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A (A)	0.85%	March 1, 2025
Class C (A)	1.60	March 1, 2025
Class I (A)	0.56	March 1, 2025
Class I2	0.47	March 1, 2024
Class I3, Class R6	0.46	March 1, 2024
Class R	1.00	March 1, 2024
Class R4	0.65	March 1, 2024
Prior to March 1, 2023
Class I2	0.50

(A)	Class commenced operations on November 1, 2022.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R4	$28,500	$30,309	$29,293	$88,102

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,846	$—

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 181,329	$ 14,421

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 547,828,224	$ 501,102,723	$ 561,858,281	$ 607,088,682

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (208,533)	$ 208,533

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 2,815,213,878	$ 863,494	$ (202,217,680)	$ (201,354,186)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 120,039,798	$ 54,676,048

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 95,795,932	$ —	$ —	$ —	$ 40,115,517	$ —	$ 26,487,109	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 217,160	$ —	$ —	$ (174,715,846)	$ —	$ 378,640	$ (201,354,186)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Core Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Core Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $2,932 of qualified dividend income.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

(formerly, Transamerica Intermediate Bond)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Core Bond (formerly, Transamerica Intermediate Bond) (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

(formerly, Transamerica Intermediate Bond)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I2 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I2 Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I2 Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I2 Shares of the Fund were above the median for its peer group and below the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Core Bond

(formerly, Transamerica Intermediate Bond)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA CORE BOND 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Emerging Markets Debt

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Emerging Markets Debt

(unaudited)

MARKET ENVIRONMENT

Despite the fourth quarter of 2022 providing a glimmer of hope in varying forms ranging from signals of peak inflation, marginally softer Federal Reserve (“Fed”) rhetoric, and a surprising easing of COVID-19 lockdowns in China, the fiscal year ended 2023 proved to be another volatile and challenging period. Tight monetary policy, as the Fed hiked rates 11 times totaling 5.25% since early 2022, led to slower global growth and lingering recession concerns. Additionally, macro uncertainties including the developed market (“DM”) banking crisis in March, the ongoing Russia/Ukraine war, and more recently the war in the Middle East, resulted in weary investor sentiment.

Rates largely dominated the market narrative during the fiscal year, with emerging markets (“EM”) not immune to the challenging conditions. Inflation in the U.S. continued to move in the right direction but at a slower pace than many expected. Persistent inflation data coupled with the market’s view that recession risk had declined caused an aggressive bear steepening of the entire Treasury curve in the third quarter. This “higher for longer” stance led to Treasury yields selling-off aggressively, rising almost 1% year-over-year and peaking at 5% in mid-October 2023.

Adding to the pain of the rate shock, EM felt an additional layer of stress as slow China growth weighed on the asset class. The lack of material efforts from Beijing to support the China property space dampened overall sentiment. The trickle effect from China was felt far and wide, with global dependence on the Chinese economy affecting both EM and DM countries. Oil had a volatile year, weighed down by global demand concerns and underwhelming recovery data from China. The conflict in the Middle East temporarily elevated oil prices given the potential for decreased supply, but even supply setbacks could not suppress demand concerns.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Emerging Markets Debt (Class A) returned 11.94%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the J.P. Morgan Emerging Markets Bond Index Global and the Transamerica Emerging Markets Debt Blended Benchmark, returned 6.94% and 9.70%, respectively.

STRATEGY REVIEW

We believe emerging market securities are frequently mispriced based on their exposure to country, currency, and credit risk. We seek to exploit inefficiencies and provide excess returns by using global resources to help formulate and monitor macro views that influence security selection, focusing on global relative value across the credit spectrum, conducting in-depth fundamental sovereign and corporate research, and using both U.S. dollar and non-dollar securities.

For the fiscal year ended October 31, 2023, the fund significantly outperformed both its primary benchmark and its secondary custom benchmark.

As rates moved aggressively higher, our underweights to longer-duration, rate-sensitive hard currency sovereigns in Asia and the Gulf Cooperation Council (Bahrain, Kuwait, Oman, Qatar, Saudi Arabia, and the United Arab Emirates) regions contributed. Holdings in Ukraine rallied after smaller-than-expected annual gross domestic product contraction and declining inflation data. During periods of market firmness, our idiosyncratic investments in countries that moved closer to finalizing restructuring terms were rewarded, leading our higher conviction exposures in Zambia and Ghana to contribute to performance. Further, small legacy positions to Venezuela and Petroleos de Venezuela rallied after the U.S. announced a broad license temporarily authorizing transactions involving the oil and gas sector in Venezuela and removed the secondary trading ban on its government international bonds and state-owned oil company assets.

Timely additions and reductions of China Vanke Co., Ltd., Longfor Group Holdings Ltd., and Country Garden Holdings, Co., in the China property sector contributed during the year as assets saw temporary bounces on hope of more policy support despite being weighed down by overall weak sentiment and lack of concrete aid. Security selection to shorter-duration, less rate-sensitive corporates including Movida, CSN, and Mong Duong, along with Studio City that saw support from easing lockdowns in Macau, contributed. Largely resilient energy prices supported margin sensitive exporters including Medco, YPF, and SierraCol Energy. Offsetting some contributors, concerns regarding refinancing of WOM’s (a Chilean mobile telecommunications company) near-term maturities caused a selloff in those bonds. Israeli corporates also underperformed at the start of the conflict in the Middle East but later rebounded some.

Local currencies overall were well supported by Fed actions throughout the fiscal year and periods of dollar weakness. Exposure to more volatile currencies, including Hungary and Peru, contributed, along with Colombia, where signs of moderation supported the currency and Mexico’s continued fiscal discipline proved beneficial. Additionally, underweights to lower volatility Asian currencies contributed. As investors searched for yield and higher quality, lower yielding assets largely lagged. Alternatively, an underweight to the Czech Republic detracted.

Todd Howard, CFA

Scott Moses, CFA

Co-Portfolio Managers

MetLife Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	6.58%	(0.44)%	0.90%	08/31/2011
Class A (NAV)	11.94%	0.53%	1.39%	08/31/2011
J.P. Morgan Emerging Markets Bond Index Global (A)	6.94%	0.07%	1.82%
Transamerica Emerging Markets Debt Blended Benchmark (A) (B) (C) (D)	9.70%	0.84%	1.41%
Class C (POP)	10.32%	(0.13)%	0.71%	08/31/2011
Class C (NAV)	11.32%	(0.13)%	0.71%	08/31/2011
Class I (NAV)	12.42%	1.01%	1.82%	08/31/2011
Class I2 (NAV)	12.43%	0.97%	1.84%	08/31/2011
Class R6 (NAV)	12.40%	1.04%	1.86%	05/29/2015

(A) The J.P. Morgan Emerging Markets Bond Index Global tracks total returns for U.S. dollar denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds, and local market instruments.

(B) The Transamerica Emerging Markets Debt Blended Benchmark is composed of the following benchmarks: 35% J.P. Morgan Emerging Markets Bond Index Global, 35% J.P. Morgan CEMBI Broad Diversified Index and 30% J.P. Morgan GBI-EM Diversified Global Index.

(C) The J.P. Morgan CEMBI Broad Diversified Index tracks the performance of U.S. dollar denominated bonds issued by emerging market corporate entities.

(D) The J.P. Morgan GBI-EM Diversified Global Index is designed to track the performance of bonds issued by emerging market governments and denominated in the local currency of the issuer.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The risks of investing in foreign securities are magnified in emerging markets. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. Fixed-income securities are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, prepayment risk, extension risk, valuation risk, and liquidity risk.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$992.40	$6.70	$1,018.60	$6.72	1.32%
Class C	1,000.00	989.80	9.68	1,015.60	9.70	1.91
Class I	1,000.00	994.00	4.62	1,020.60	4.63	0.91
Class I2	1,000.00	994.60	4.01	1,021.20	4.02	0.79
Class R6	1,000.00	994.70	4.02	1,021.20	4.02	0.79

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

(unaudited)

Asset Allocation	Percentage of Net Assets
Foreign Government Obligations	55.0%
Corporate Debt Securities	38.3
Repurchase Agreement	3.8
U.S. Government Obligation	1.1
Short-Term Foreign Government Obligation	0.9
Net Other Assets (Liabilities) ^	0.9
Total	100.0%

Fund Characteristics	Years
Average Maturity §	9.20
Duration †	4.83

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.1%
AAA	4.7
AA	2.1
A	10.0
BBB	29.7
BB	24.4
B	13.6
CCC and Below	4.6
Not Rated	8.9
Net Other Assets (Liabilities)	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 38.3%
Argentina - 0.2%
YPF SA 9.00% (A), 06/30/2029 (B)	$600,000	$529,454

Bermuda - 0.4%
Star Energy Geothermal Darajat II/Star Energy Geothermal Salak 4.85%, 10/14/2038 (C)	600,000	494,673
Tengizchevroil Finance Co. International Ltd. 4.00%, 08/15/2026 (C)	640,000	570,355

		1,065,028

Brazil - 0.3%
BRF SA 4.88%, 01/24/2030 (B)	950,000	772,242

Canada - 0.6%
First Quantum Minerals Ltd. 8.63%, 06/01/2031 (C)	1,950,000	1,647,984

Cayman Islands - 3.5%
Alibaba Group Holding Ltd.
2.70%, 02/09/2041	1,200,000	697,933
4.50%, 11/28/2034	1,160,000	978,367
Bioceanico Sovereign Certificate Ltd. Zero Coupon, 06/05/2034 (C)	979,632	672,751
CIFI Holdings Group Co. Ltd. 4.45%, 08/17/2026 (B) (D) (E)	650,000	38,188
Gaci First Investment Co. 5.00%, 10/13/2027 (B)	1,000,000	969,126
Liberty Costa Rica Senior Secured Finance 10.88%, 01/15/2031 (C)	900,000	870,772
Lima Metro Line 2 Finance Ltd. 4.35%, 04/05/2036 (C)	743,721	633,127
Longfor Group Holdings Ltd.
3.85%, 01/13/2032 (B)	1,670,000	520,494
4.50%, 01/16/2028 (B)	350,000	144,536
Meituan
3.05%, 10/28/2030 (C)	360,000	276,253
3.05%, 10/28/2030 (B)	580,000	445,074
Melco Resorts Finance Ltd.
5.38%, 12/04/2029 (B)	490,000	387,955
5.75%, 07/21/2028 (B)	210,000	177,372
5.75%, 07/21/2028 (C)	800,000	675,701
Sands China Ltd.
4.30%, 01/08/2026	490,000	454,409
5.65%, 08/08/2028	700,000	647,363
Tencent Holdings Ltd. 3.68%, 04/22/2041 (C)	1,000,000	668,425

		9,257,846

Chile - 1.9%
Agrosuper SA 4.60%, 01/20/2032 (C)	1,000,000	796,869
Alfa Desarrollo SpA 4.55%, 09/27/2051 (C)	2,250,869	1,461,551
Enel Chile SA 4.88%, 06/12/2028	860,000	802,210
Falabella SA
3.75%, 10/30/2027 (B)	320,000	273,870
4.38%, 01/27/2025 (B)	600,000	572,843

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chile (continued)
Sociedad de Transmision Austral SA 4.00%, 01/27/2032 (C)	$ 1,500,000	$ 1,233,051

		5,140,394

Colombia - 0.7%
Ecopetrol SA
8.63%, 01/19/2029	920,000	917,213
8.88%, 01/13/2033	810,000	777,661
Empresas Publicas de Medellin ESP 4.38%, 02/15/2031 (C)	310,000	229,622

		1,924,496

Czech Republic - 0.2%
Energo-Pro AS 11.00%, 11/02/2028 (C)	400,000	402,140

Guatemala - 0.5%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25%, 04/27/2029 (C)	810,000	712,800
CT Trust 5.13%, 02/03/2032 (C)	805,000	617,827

		1,330,627

Hong Kong - 0.4%
AIA Group Ltd. 5.63%, 10/25/2027 (C)	1,000,000	999,730

India - 0.9%
Adani Ports & Special Economic Zone Ltd.
3.10%, 02/02/2031 (C)	1,200,000	789,276
4.20%, 08/04/2027 (C)	1,030,000	849,750
REC Ltd. 5.63%, 04/11/2028 (C)	890,000	865,534

		2,504,560

Indonesia - 0.9%
Freeport Indonesia PT 6.20%, 04/14/2052 (C)	1,778,000	1,467,206
Indofood CBP Sukses Makmur Tbk. PT 4.75%, 06/09/2051 (B)	1,600,000	1,064,000

		2,531,206

Ireland - 0.3%
C&W Senior Financing DAC 6.88%, 09/15/2027 (C)	1,000,000	859,800
Sovcombank Via SovCom Capital DAC Fixed until 02/17/2027 (F), 7.60% (C) (G)	640,000	23,120

		882,920

Israel - 1.5%
Bank Leumi Le-Israel BM Fixed until 04/18/2028, 7.13% (G), 07/18/2033 (B)	805,000	716,450
Energean Israel Finance Ltd.
4.88%, 03/30/2026 (B)	750,000	660,000
8.50%, 09/30/2033 (B)	1,550,000	1,350,438
Leviathan Bond Ltd. 6.75%, 06/30/2030 (B)	1,520,000	1,285,333

		4,012,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Jersey, Channel Islands - 0.7%
Galaxy Pipeline Assets Bidco Ltd.
1.75%, 09/30/2027 (C)	$ 581,941	$ 533,721
2.16%, 03/31/2034 (B)	1,698,880	1,375,348

		1,909,069

Kazakhstan - 0.3%
KazMunayGas National Co. JSC
6.38%, 10/24/2048 (B)	600,000	469,200
6.38%, 10/24/2048 (C)	520,000	406,640

		875,840

Luxembourg - 3.7%
Chile Electricity Lux MPC SARL 6.01%, 01/20/2033 (C)	1,100,000	1,067,825
CSN Resources SA
4.63%, 06/10/2031 (C)	1,215,000	904,205
5.88%, 04/08/2032 (C)	350,000	276,877
EIG Pearl Holdings SARL
3.55%, 08/31/2036 (C)	700,000	546,000
4.39%, 11/30/2046 (C)	1,460,000	996,333
Gol Finance SA 8.00%, 06/30/2026 (B)	550,000	251,604
Guara Norte SARL 5.20%, 06/15/2034 (C)	910,788	772,585
Kenbourne Invest SA 4.70%, 01/22/2028 (B)	1,254,000	645,810
MC Brazil Downstream Trading SARL 7.25%, 06/30/2031 (C)	1,159,505	827,602
Mexico Remittances Funding Fiduciary Estate Management SARL 4.88%, 01/15/2028 (C)	850,000	750,797
Minerva Luxembourg SA 8.88%, 09/13/2033 (C)	750,000	736,088
Rumo Luxembourg SARL 4.20%, 01/18/2032 (C)	515,000	396,035
Simpar Europe SA 5.20%, 01/26/2031 (C)	1,325,000	1,033,500
Tierra Mojada Luxembourg II SARL 5.75%, 12/01/2040 (B)	927,676	741,611

		9,946,872

Mexico - 4.6%
Alsea SAB de CV 7.75%, 12/14/2026 (C)	865,000	860,781
Banco Mercantil del Norte SA
Fixed until 01/24/2032 (F), 6.63% (C) (G)	700,000	525,514
Fixed until 10/14/2030 (F), 8.38% (B) (G)	875,000	795,214
BBVA Bancomer SA Fixed until 06/29/2033, 8.45% (G), 06/29/2038 (C)	1,500,000	1,430,037
CIBANCO SA Institucion de Banca Multiple Trust 4.38%, 07/22/2031 (C)	1,000,000	725,000
Infraestructura Energetica Nova SAPI de CV 4.75%, 01/15/2051 (C)	1,200,000	810,467
Petroleos Mexicanos
6.50%, 03/13/2027	2,170,000	1,914,326
7.19%, 09/12/2024 (B)	MXN 14,090,000	735,347

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Mexico (continued)
Petroleos Mexicanos (continued)
7.69%, 01/23/2050	$4,125,000	$2,559,767
10.00%, 02/07/2033	600,000	532,931
Sitios Latinoamerica SAB de CV 5.38%, 04/04/2032 (C)	1,000,000	841,909
Total Play Telecomunicaciones SA de CV 6.38%, 09/20/2028 (C)	165,000	79,019
Trust Fibra Uno 4.87%, 01/15/2030 (C)	710,000	595,272

		12,405,584

Multi-National - 0.6%
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75%, 05/25/2024 (B)	220,000	201,505
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg SARL 6.75%, 03/15/2034 (C)	1,570,000	1,473,994

		1,675,499

Netherlands - 3.7%
Braskem Netherlands Finance BV
4.50%, 01/31/2030 (C)	200,000	153,972
8.50%, 01/12/2031 (C)	1,790,000	1,677,588
Embraer Netherlands Finance BV 7.00%, 07/28/2030 (C)	800,000	780,921
IHS Netherlands Holdco BV
8.00%, 09/18/2027 (B)	350,000	285,250
8.00%, 09/18/2027 (C)	1,725,000	1,405,875
Mong Duong Finance Holdings BV 5.13%, 05/07/2029 (C)	895,000	809,080
MV24 Capital BV 6.75%, 06/01/2034 (C)	924,649	803,539
Prosus NV
3.68%, 01/21/2030 (C)	1,600,000	1,270,457
4.19%, 01/19/2032 (C) (H)	1,285,000	988,917
Teva Pharmaceutical Finance Netherlands III BV 3.15%, 10/01/2026	1,800,000	1,585,292

		9,760,891

Nigeria - 0.4%
SEPLAT Energy PLC 7.75%, 04/01/2026 (C)	1,200,000	1,004,400

Northern Mariana Islands - 1.0%
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025 (C)	1,250,000	1,186,904
HTA Group Ltd. 7.00%, 12/18/2025 (B)	1,450,000	1,400,323

		2,587,227

Panama - 0.2%
AES Panama Generation Holdings SRL 4.38%, 05/31/2030 (B)	644,181	523,268

Peru - 0.9%
Consorcio Transmantaro SA 5.20%, 04/11/2038 (C)	1,090,000	931,773
Hunt Oil Co. of Peru LLC Sucursal Del Peru 8.55%, 09/18/2033 (C)	980,000	981,470

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Peru (continued)
Petroleos del Peru SA 5.63%, 06/19/2047 (C)	$ 725,000	$ 396,747

		2,309,990

Qatar - 0.2%
QatarEnergy 3.13%, 07/12/2041 (C)	900,000	591,030

Republic of South Africa - 0.3%
Eskom Holdings SOC Ltd. 7.50%, 09/15/2033	ZAR 20,000,000	745,076

Singapore - 0.9%
Medco Laurel Tree Pte. Ltd. 6.95%, 11/12/2028 (C)	$1,400,000	1,293,736
Medco Maple Tree Pte. Ltd. 8.96%, 04/27/2029 (C)	1,105,000	1,084,281

		2,378,017

Spain - 0.3%
AI Candelaria Spain SA 5.75%, 06/15/2033 (C)	1,075,000	734,300

Supranational - 0.3%
Digicel International Finance Ltd./Digicel International Holdings Ltd. 8.75%, 05/25/2024 (C)	800,000	732,808

Thailand - 0.4%
Bangkok Bank PCL
Fixed until 09/23/2031, 3.47% (G), 09/23/2036 (B)	765,000	571,758
Fixed until 09/23/2031, 3.47% (G), 09/23/2036 (C)	750,000	560,547

		1,132,305

Turkey - 0.8%
Turkcell Iletisim Hizmetleri AS 5.75%, 10/15/2025 (C)	600,000	574,510
Ulker Biskuvi Sanayi AS 6.95%, 10/30/2025 (C)	620,000	577,468
Yapi ve Kredi Bankasi AS 9.25%, 10/16/2028 (C)	940,000	944,399

		2,096,377

Ukraine - 0.2%
VF Ukraine PAT via VFU Funding PLC 6.20%, 02/11/2025 (C)	650,000	478,257

United Arab Emirates - 1.1%
Acwa Power Management & Investments One Ltd. 5.95%, 12/15/2039 (C)	997,710	942,556
NBK SPC Ltd. Fixed until 09/15/2026, 1.63% (G), 09/15/2027 (C)	600,000	528,392
Nbk Tier 2 Ltd. Fixed until 11/24/2025, 2.50% (G), 11/24/2030 (B)	435,000	393,684
Sweihan PV Power Co. PJSC 3.63%, 01/31/2049 (C)	1,454,265	1,079,315

		2,943,947

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
United Kingdom - 2.3%
Energean PLC 6.50%, 04/30/2027 (C)	$ 1,430,000	$ 1,189,617
HSBC Holdings PLC Fixed until 06/20/2033, 6.55% (G), 06/20/2034	640,000	596,172
Liquid Telecommunications Financing PLC 5.50%, 09/04/2026 (C)	750,000	458,914
Standard Chartered PLC
Fixed until 07/06/2026, 6.19% (G), 07/06/2027 (C)	1,400,000	1,387,401
Fixed until 07/06/2033, 6.30% (G), 07/06/2034 (C)	490,000	456,940
Tullow Oil PLC 10.25%, 05/15/2026 (C)	1,052,000	903,668
WE Soda Investments Holding PLC 9.50%, 10/06/2028 (C)	1,250,000	1,246,500

		6,239,212

United States - 2.2%
Hyundai Capital America 5.50%, 03/30/2026 (C)	815,000	801,709
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 3.75%, 12/01/2031	310,000	240,953
Kosmos Energy Ltd. 7.75%, 05/01/2027 (C)	800,000	718,812
New Fortress Energy, Inc. 6.50%, 09/30/2026 (C)	790,000	708,053
Resorts World Las Vegas LLC/RWLV Capital, Inc.
4.63%, 04/16/2029 (C)	700,000	537,635
8.45%, 07/27/2030 (C)	600,000	551,840
Sasol Financing USA LLC
4.38%, 09/18/2026	625,000	547,680
5.50%, 03/18/2031	1,100,000	842,273
8.75%, 05/03/2029 (C)	285,000	270,750
SierraCol Energy Andina LLC 6.00%, 06/15/2028 (B)	715,000	553,805

		5,773,510

Venezuela - 0.6%
Petroleos de Venezuela SA 8.50%, 10/27/2020 (B) (D) (E)	1,945,000	1,624,075

Virgin Islands, British - 0.3%
Studio City Finance Ltd. 6.50%, 01/15/2028 (B)	940,000	767,322

Total Corporate Debt Securities (Cost $114,246,550)		102,235,724

FOREIGN GOVERNMENT OBLIGATIONS - 55.0%
Angola - 1.1%
Angola Government International Bonds
8.25%, 05/09/2028 (B)	620,000	523,900
8.25%, 05/09/2028 (C)	750,000	633,750
9.13%, 11/26/2049 (B)	1,600,000	1,120,000
9.13%, 11/26/2049 (C)	840,000	588,000

		2,865,650

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Argentina - 0.5%
Argentina Republic Government International Bonds
3.50% (A), 07/09/2041	$ 1,175,000	$ 307,284
3.63% (A), 07/09/2046	3,740,000	922,426

		1,229,710

Bahamas - 0.2%
Bahamas Government International Bonds
8.95%, 10/15/2032 (C)	310,000	267,765
8.95%, 10/15/2032 (B)	270,000	233,214

		500,979

Bermuda - 0.5%
Bermuda Government International Bonds 5.00%, 07/15/2032 (C)	1,600,000	1,452,499

Brazil - 3.3%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025 - 01/01/2033	BRL 46,223,000	8,913,109

Cayman Islands - 0.3%
KSA Sukuk Ltd. 5.27%, 10/25/2028 (C)	$745,000	736,492

Chile - 2.6%
Bonos de la Tesoreria de la Republica 3.40%, 10/01/2039 (B)	CLP 3,230,531,790	3,595,095
Chile Government International Bonds
2.75%, 01/31/2027	$2,075,000	1,896,006
3.10%, 05/07/2041	1,045,000	679,856
4.95%, 01/05/2036	800,000	710,187

		6,881,144

China - 0.6%
China Government Bonds 3.27%, 11/19/2030	CNY 12,150,000	1,738,140

Colombia - 2.9%
Colombia Government International Bonds
3.25%, 04/22/2032	$820,000	585,589
3.88%, 04/25/2027	650,000	591,588
7.50%, 02/02/2034	2,760,000	2,582,300
Colombia TES Series B,
6.00%, 04/28/2028	COP 3,008,000,000	605,073
7.00%, 06/30/2032	7,543,600,000	1,385,265
7.25%, 10/26/2050	4,053,300,000	617,900
13.25%, 02/09/2033	4,959,000,000	1,301,250

		7,668,965

Cote d’Ivoire - 1.4%
Ivory Coast Government International Bonds
4.88%, 01/30/2032 (C)	EUR 1,930,000	1,539,258
5.75% (A), 12/31/2032 (C)	$1,207,593	1,072,946
6.88%, 10/17/2040 (C)	EUR 1,520,000	1,162,418

		3,774,622

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Croatia - 0.2%
Croatia Government International Bonds 6.00%, 01/26/2024 (C)	$655,000	$ 654,672

Czech Republic - 0.5%
Czech Republic Government Bonds 5.70%, 05/25/2024 (B)	CZK 31,030,000	1,338,573

Dominican Republic - 1.8%
Dominican Republic International Bonds
4.88%, 09/23/2032 (C)	$1,000,000	809,041
5.88%, 01/30/2060 (C)	1,390,000	984,354
6.88%, 01/29/2026 (C)	800,000	796,814
11.25%, 09/15/2035 (C)	DOP 135,000,000	2,341,473

		4,931,682

Ecuador - 0.5%
Ecuador Government International Bonds
3.50% (A), 07/31/2035 (C)	$1,605,000	607,575
6.00% (A), 07/31/2030 (C)	1,335,000	675,342

		1,282,917

Egypt - 0.5%
Egypt Government International Bonds
7.30%, 09/30/2033 (C)	760,000	417,514
8.88%, 05/29/2050 (C)	1,805,000	955,783

		1,373,297

El Salvador - 0.7%
El Salvador Government International Bonds
7.63%, 02/01/2041 (C)	2,205,000	1,459,728
8.25%, 04/10/2032 (C)	425,000	333,116

		1,792,844

Gabon - 0.2%
Gabon Government International Bonds 6.63%, 02/06/2031 (C)	870,000	614,049

Ghana - 0.6%
Ghana Government International Bonds
7.63% (G), 05/16/2029 (C) (D) (E)	1,900,000	802,294
7.88% (G), 02/11/2035 (B) (D) (E)	1,110,000	473,371
8.75% (G), 03/11/2061 (B) (D) (E)	490,000	201,851
8.88% (G), 05/07/2042 (B) (D) (E)	650,000	268,586

		1,746,102

Guatemala - 0.4%
Guatemala Government Bonds 7.05%, 10/04/2032 (C)	1,105,000	1,082,715

Hungary - 2.4%
Hungary Government Bonds
2.50%, 10/24/2024	HUF 658,980,000	1,722,949
4.75%, 11/24/2032	689,490,000	1,567,903
Hungary Government International Bonds 6.13%, 05/22/2028 (C)	$2,410,000	2,389,033

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Hungary (continued)
Magyar Export-Import Bank Zrt 6.13%, 12/04/2027 (C)	$ 790,000	$ 772,704

		6,452,589

Indonesia - 5.5%
Indonesia Government International Bonds
4.35%, 01/08/2027 (C)	1,700,000	1,638,039
4.55%, 01/11/2028	1,875,000	1,802,624
4.65%, 09/20/2032	1,300,000	1,190,654
Indonesia Treasury Bonds
7.13%, 06/15/2038	IDR 32,804,000,000	2,050,472
8.25%, 05/15/2036	26,291,000,000	1,780,026
8.38%, 03/15/2034	44,531,000,000	3,026,762
Series FR73,
8.75%, 05/15/2031	17,219,000,000	1,175,575
Perusahaan Penerbit SBSN Indonesia III 4.40%, 06/06/2027 (C)	$2,000,000	1,914,911

		14,579,063

Jordan - 0.3%
Jordan Government International Bonds 7.50%, 01/13/2029 (C)	800,000	743,051

Kenya - 0.5%
Republic of Kenya Government International Bonds 6.88%, 06/24/2024 (C)	1,365,000	1,303,329

Malaysia - 1.8%
Malaysia Government Bonds
3.76%, 05/22/2040	MYR 12,763,000	2,458,053
4.70%, 10/15/2042	6,179,000	1,339,940
Malaysia Sovereign Sukuk Bhd. 3.04%, 04/22/2025 (C)	$1,000,000	966,880

		4,764,873

Mexico - 4.5%
Mexico Bonos
7.50%, 06/03/2027	MXN 46,787,100	2,374,674
7.75%, 11/23/2034	35,830,000	1,671,245
8.00%, 07/31/2053	13,716,000	611,427
Series M, 7.75%, 05/29/2031	31,570,400	1,524,832
Series M30, 10.00%, 11/20/2036	39,300,000	2,157,871
Mexico Government International Bonds
6.34%, 05/04/2053	$870,000	760,928
6.35%, 02/09/2035	3,070,000	2,934,712

		12,035,689

Morocco - 0.5%
Morocco Government International Bonds 5.95%, 03/08/2028 (C)	1,305,000	1,277,269

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Nigeria - 0.8%
Nigeria Government International Bonds 7.38%, 09/28/2033 (C)	$ 2,750,000	$ 2,064,480

Oman - 0.5%
Oman Government International Bonds 6.25%, 01/25/2031 (C)	1,250,000	1,213,085

Panama - 0.7%
Panama Government International Bonds
3.75%, 03/16/2025	880,000	847,652
4.50%, 04/16/2050	1,005,000	629,254
6.88%, 01/31/2036	490,000	461,428

		1,938,334

Papua New Guinea - 0.3%
Papua New Guinea Government International Bonds 8.38%, 10/04/2028 (B)	815,000	745,071

Paraguay - 0.3%
Paraguay Government International Bonds 5.60%, 03/13/2048 (C)	1,100,000	847,525

Peru - 0.3%
Peru Government International Bonds 6.90%, 08/12/2037 (C)	PEN 2,814,000	679,653

Philippines - 0.3%
Asian Development Bank 11.75%, 07/24/2024	COP 3,633,000,000	863,226

Poland - 3.1%
Bank Gospodarstwa Krajowego 6.25%, 10/31/2028 (C)	$580,000	586,525
Republic of Poland Government Bonds
Series 0432, 1.75%, 04/25/2032	PLN 11,257,000	1,990,423
Series 0726, 2.50%, 07/25/2026	11,756,000	2,608,400
Series 0728, 7.50%, 07/25/2028	8,252,000	2,133,426
Republic of Poland Government International Bonds 5.50%, 11/16/2027	$970,000	973,826

		8,292,600

Qatar - 0.3%
Qatar Government International Bonds 3.40%, 04/16/2025 (C)	750,000	726,225

Republic of Korea - 0.4%
Export-Import Bank of Korea 8.00%, 05/15/2024 (C)	IDR 15,200,000,000	962,332

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Republic of South Africa - 3.7%
Republic of South Africa Government Bonds
8.25%, 03/31/2032	ZAR 45,623,000	$ 2,009,982
8.75%, 02/28/2048	45,418,000	1,703,404
8.88%, 02/28/2035	73,805,000	3,146,241
11.63%, 03/31/2053	38,375,000	1,861,158
Republic of South Africa Government International Bonds 7.30%, 04/20/2052	$1,395,000	1,084,850

		9,805,635

Romania - 2.2%
Romania Government Bonds 4.25%, 04/28/2036	RON 13,540,000	2,199,853
Romania Government International Bonds
6.00%, 05/25/2034 (C)	$2,359,000	2,151,219
7.63%, 01/17/2053 (C)	1,600,000	1,571,664

		5,922,736

Saudi Arabia - 1.5%
Saudi Government International Bonds
4.63%, 10/04/2047 (C)	4,598,000	3,468,639
5.00%, 01/18/2053 (C)	700,000	553,548

		4,022,187

Senegal - 0.4%
Senegal Government International Bonds 6.75%, 03/13/2048 (C)	1,500,000	992,814

Serbia - 0.6%
Serbia International Bonds 6.50%, 09/26/2033 (C)	1,715,000	1,616,518

Sri Lanka - 0.4%
Sri Lanka Government International Bonds 6.20% (G), 05/11/2027 (B) (D) (E)	2,355,000	1,174,703

Supranational - 0.9%
Asian Development Bank
6.20%, 10/06/2026	INR 38,300,000	445,015
11.20%, 01/31/2025	COP 2,792,000,000	659,878
Asian Infrastructure Investment Bank 6.00%, 12/08/2031 (B)	INR 126,500,000	1,381,717

		2,486,610

Tunisia - 0.2%
Tunisian Republic 5.75%, 01/30/2025 (B)	$700,000	484,834

Turkey - 1.6%
Turkey Government Bonds 17.80%, 07/13/2033	TRY 40,466,576	1,004,189
Turkey Government International Bonds
6.00%, 03/25/2027	$1,840,000	1,724,007
9.38%, 03/14/2029	1,655,000	1,684,790

		4,412,986

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Ukraine - 0.7%
Ukraine Government International Bonds
7.38% (G), 09/25/2034 (B)	$ 350,000	$ 87,588
7.75% (G), 09/01/2026 - 08/01/2041 (B)	6,065,000	1,813,947

		1,901,535

Uruguay - 0.7%
Uruguay Government International Bonds
3.88%, 07/02/2040	UYU 42,542,323	1,067,576
9.75%, 07/20/2033	32,148,122	796,741

		1,864,317

Venezuela - 0.3%
Venezuela Government International Bonds
9.00%, 05/07/2023 (B) (D) (E)	$2,760,000	471,567
11.95%, 08/05/2031 (B) (D) (E)	1,500,000	277,500

		749,067

Zambia - 0.5%
Zambia Government International Bonds 8.97% (G), 07/30/2027 (B)	2,200,000	1,339,250

Total Foreign Government Obligations (Cost $154,226,023)		146,839,747

U.S. GOVERNMENT OBLIGATION - 1.1%
U.S. Treasury - 1.1%
U.S. Treasury Notes 3.88%, 08/15/2033	3,280,000	3,026,313

Total U.S. Government Obligation (Cost $3,052,973)		3,026,313

SHORT-TERM FOREIGN GOVERNMENT OBLIGATION - 0.9%
Egypt - 0.9%
Egypt Treasury Bills 23.05% (I), 01/09/2024	76,850,000	2,374,925

Total Short-Term Foreign Government Obligation (Cost $2,393,850)		2,374,925

REPURCHASE AGREEMENT - 3.8%
Fixed Income Clearing Corp., 2.50% (I), dated 10/31/2023, to be repurchased at $10,248,504 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $10,452,818.	10,247,792	10,247,792

Total Repurchase Agreement (Cost $10,247,792)		10,247,792

Total Investments (Cost $284,167,188)		264,724,501
Net Other Assets (Liabilities) - 0.9%		2,497,510

Net Assets - 100.0%		$267,222,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
CA	11/27/2023	USD	1,456,622	CLP	1,358,300,015	$—	$(58,746)
CA	11/30/2023	USD	5,690,115	EUR	5,374,777	—	(4,221)
HSBC	11/03/2023	USD	2,470,385	BRL	12,218,524	48,090	—
HSBC	11/03/2023	BRL	12,218,524	USD	2,415,922	6,373	—
HSBC	12/04/2023	BRL	12,264,350	USD	2,470,385	—	(48,025)
MSC	11/03/2023	USD	2,374,661	BRL	12,009,847	—	(6,265)
MSC	11/03/2023	BRL	12,009,847	USD	2,367,452	13,474	—
MSC	11/27/2023	CLP	1,347,768,848	USD	1,456,575	47,044	—
MSC	11/30/2023	USD	2,838,498	ZAR	53,436,711	—	(20,854)

Total						$114,981	$(138,111)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Foreign Government Obligations	55.5%	$146,839,747
Oil, Gas & Consumable Fuels	10.9	28,771,663
Electric Utilities	4.2	11,194,903
Banks	3.4	8,929,628
Food Products	2.1	5,661,614
Hotels, Restaurants & Leisure	2.1	5,505,452
Wireless Telecommunication Services	1.9	4,981,289
Chemicals	1.8	4,738,763
Construction & Engineering	1.7	4,606,108
Metals & Mining	1.6	4,296,272
Energy Equipment & Services	1.1	3,038,804
U.S. Government Obligation	1.1	3,026,313
Transportation Infrastructure	1.0	2,672,526
Broadline Retail	1.0	2,533,244
Internet & Catalog Retail	0.6	1,676,300
Financial Services	0.6	1,616,331
Pharmaceuticals	0.6	1,585,292
Diversified REITs	0.5	1,320,272
Ground Transportation	0.4	1,029,162
Insurance	0.4	999,730
Capital Markets	0.4	969,126
Marine Transportation	0.3	803,539
Automobiles	0.3	801,709
Aerospace & Defense	0.3	780,921
Beverages	0.3	712,800
Real Estate Management & Development	0.3	703,218
Interactive Media & Services	0.2	668,425
Specialty Retail	0.2	572,843
Diversified Telecommunication Services	0.2	537,933
Communications Equipment	0.1	276,253
Passenger Airlines	0.1	251,604

Investments	95.2	252,101,784
Short-Term Investments	4.8	12,622,717

Total Investments	100.0%	$264,724,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$102,235,724	$—	$102,235,724
Foreign Government Obligations	—	146,839,747	—	146,839,747
U.S. Government Obligation	—	3,026,313	—	3,026,313
Short-Term Foreign Government Obligation	—	2,374,925	—	2,374,925
Repurchase Agreement	—	10,247,792	—	10,247,792

Total Investments	$—	$264,724,501	$—	$264,724,501

Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$114,981	$—	$114,981

Total Other Financial Instruments	$—	$114,981	$—	$114,981

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (K)	$—	$(138,111)	$—	$(138,111)

Total Other Financial Instruments	$—	$(138,111)	$—	$(138,111)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(B)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $36,773,266, representing 13.8% of the Fund’s net assets.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $114,580,640, representing 42.9% of the Fund’s net assets.
(D)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $5,332,135, representing 2.0% of the Fund’s net assets.
(E)	Non-income producing securities.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(H)	All or a portion of the security is on loan. The value of the security on loan is $613,385 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $626,835. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(I)	Rates disclosed reflect the yields at October 31, 2023.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

CURRENCY ABBREVIATIONS:

BRL	Brazilian Real
CLP	Chilean Peso
CNY	Chinese Yuan Renminbi (onshore)
COP	Columbian Peso
CZK	Czech Republic Koruna
DOP	Dominican Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Sol
PLN	Polish Zloty
RON	New Romanian Leu
TRY	Turkish New Lira
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

CA	Credit Agricole
HSBC	HSBC Bank USA
MSC	Morgan Stanley & Co.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $273,919,396) (including securities loaned of $613,385)	$254,476,709
Repurchase agreement, at value (cost $10,247,792)	10,247,792
Cash collateral pledged at broker for:
OTC derivatives (A)	1,090,000
Foreign currency, at value (cost $325,920)	236,345
Receivables and other assets:
Investments sold	2,517,972
Net income from securities lending	758
Shares of beneficial interest sold	157,288
Dividends	453
Interest	4,623,629
Tax reclaims	84,008
Unrealized appreciation on forward foreign currency contracts	114,981
Total assets	273,549,935

Liabilities:
Cash collateral at broker for:
OTC derivatives (A)	150,000
Payables and other liabilities:
Investments purchased	1,581,703
Shares of beneficial interest redeemed	75,147
Foreign capital gains tax	8,319
Due to custodian	4,135,508
Investment management fees	142,904
Distribution and service fees	3,322
Transfer agent fees	19,349
Trustee and CCO fees	77
Audit and tax fees	44,290
Custody fees	16,539
Legal fees	2,839
Printing and shareholder reports fees	5,167
Registration fees	825
Other accrued expenses	3,824
Unrealized depreciation on forward foreign currency contracts	138,111
Total liabilities	6,327,924
Net assets	$267,222,011

Net assets consist of:
Paid-in capital	$440,113,314
Total distributable earnings (accumulated losses)	(172,891,303)
Net assets	$267,222,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$7,963,990
Class C	1,781,217
Class I	165,109,521
Class I2	72,198,014
Class R6	20,169,269
Shares outstanding (unlimited shares, no par value):
Class A	942,131
Class C	211,802
Class I	19,448,421
Class I2	8,519,373
Class R6	2,374,234
Net asset value per share: (B)
Class A	$8.45
Class C	8.41
Class I	8.49
Class I2	8.47
Class R6	8.50
Maximum offering price per share: (C)
Class A	$8.87

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$19,658,173
Net income from securities lending	23,412
Withholding taxes on foreign income	(76,540)
Total investment income	19,605,045

Expenses:
Investment management fees	1,686,055
Distribution and service fees:
Class A	19,303
Class C	20,254
Transfer agent fees:
Class A	31,821
Class C	3,448
Class I	176,420
Class I2	5,058
Class R6	1,645
Trustee and CCO fees	8,666
Audit and tax fees	42,784
Custody fees	90,872
Legal fees	16,304
Printing and shareholder reports fees	19,992
Registration fees	87,491
Overdraft charges	126,355
Other	24,924
Total expenses before waiver and/or reimbursement and recapture	2,361,392
Expenses waived and/or reimbursed:
Class A	(12,272)
Class C	(16)
Class I	(29,240)
Class I2	(431)
Recapture of previously waived and/or reimbursed fees:
Class A	494
Class C	16
Class I	38,845
Class I2	431
Net expenses	2,359,219

Net investment income (loss)	17,245,826

Net realized gain (loss) on:
Investments	(16,399,979	)(A)
Forward foreign currency contracts	(312,227)
Foreign currency transactions	65,587
Net realized gain (loss)	(16,646,619)

Net change in unrealized appreciation (depreciation) on:
Investments	23,927,344	(B)
Forward foreign currency contracts	1,718
Translation of assets and liabilities denominated in foreign currencies	(87,235)
Net change in unrealized appreciation (depreciation)	23,841,827
Net realized and change in unrealized gain (loss)	7,195,208
Net increase (decrease) in net assets resulting from operations	$24,441,034

(A)	Includes net of realized foreign capital gains tax of $6,724.
(B)	Includes net change in foreign capital gains tax of $(8,319).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$17,245,826	$17,450,126
Net realized gain (loss)	(16,646,619)	(59,569,228)
Net change in unrealized appreciation (depreciation)	23,841,827	(34,150,699)
Net increase (decrease) in net assets resulting from operations	24,441,034	(76,269,801)

Dividends and/or distributions to shareholders:
Class A	(414,343)	(359,118)
Class C	(83,347)	(101,334)
Class I	(8,743,117)	(8,933,342)
Class I2	(3,724,332)	(3,795,406)
Class R6	(1,121,609)	(1,097,273)
Return of capital:
Class A	(22,626)	—
Class C	(4,552)	—
Class I	(477,434)	—
Class I2	(203,375)	—
Class R6	(61,248)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(14,855,983)	(14,286,473)

Capital share transactions:
Proceeds from shares sold:
Class A	9,301,662	1,774,050
Class C	154,321	178,597
Class I	86,601,338	96,279,658
Class I2	71,954,067	3,940,641
Class R6	773,067	23,565,276
168,784,455	125,738,222
Dividends and/or distributions reinvested:
Class A	414,563	335,787
Class C	72,841	85,215
Class I	8,312,044	7,901,634
Class I2	3,920,276	3,795,406
Class R6	1,182,857	1,097,273
13,902,581	13,215,315
Cost of shares redeemed:
Class A	(9,644,134)	(3,904,335)
Class C	(567,735)	(775,257)
Class I	(88,763,667)	(150,449,804)
Class I2	(8,982,707)	(116,631,704)
Class R6	(9,218,283)	(4,588,571)
(117,176,526)	(276,349,671)
Automatic conversions:
Class A	221,843	611,583
Class C	(221,843)	(611,583)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	65,510,510	(137,396,134)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	22	(A)
Class C	—	16	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	732,353	(B)
—	732,391
Net increase (decrease) in net assets	75,095,561	(227,220,017)

Net assets:
Beginning of year	192,126,450	419,346,467
End of year	$267,222,011	$192,126,450

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,054,224	187,020
Class C	18,448	19,474
Class I	9,816,930	10,238,949
Class I2	8,174,068	473,767
Class R6	87,946	2,414,036
	19,151,616	13,333,246
Shares reinvested:
Class A	47,726	35,942
Class C	8,446	9,034
Class I	954,837	849,778
Class I2	450,745	388,410
Class R6	135,826	118,328
	1,597,580	1,401,492
Shares redeemed:
Class A	(1,097,664)	(430,795)
Class C	(66,251)	(81,952)
Class I	(10,199,043)	(15,882,679)
Class I2	(1,027,736)	(13,110,992)
Class R6	(1,053,226)	(495,174)
	(13,443,920)	(30,001,592)
Automatic conversions:
Class A	25,463	69,233
Class C	(25,617)	(69,655)
	(154)	(422)
Net increase (decrease) in shares outstanding:
Class A	29,749	(138,600)
Class C	(64,974)	(123,099)
Class I	572,724	(4,793,952)
Class I2	7,597,077	(12,248,815)
Class R6	(829,454)	2,037,190
	7,305,122	(15,267,276)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.91		$10.57		$10.33	$10.49	$9.85

Investment operations:
Net investment income (loss) (A)	0.53		0.50		0.46	0.54	0.57
Net realized and unrealized gain (loss)	0.46		(2.81)		0.07	(0.43)	0.44
Total investment operations	0.99		(2.31)		0.53	0.11	1.01
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.35)		(0.29)	(0.22)	(0.37)
Return of capital	(0.02)		—		—	(0.05)	—
Total dividends and/or distributions to shareholders	(0.45)		(0.35)		(0.29)	(0.27)	(0.37)

Net asset value, end of year	$8.45		$7.91		$10.57	$10.33	$10.49
Total return (D)	11.94%		(21.97	)%(C)	5.20%	1.20%	10.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$7,964		$7,220		$11,114	$8,356	$9,203
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.45%		1.36%		1.21%	1.23%	1.18%
Including waiver and/or reimbursement and recapture	1.30	%(E)	1.25%		1.21%	1.23%	1.18%
Net investment income (loss) to average net assets	6.08%		5.39%		4.26%	5.33%	5.52%
Portfolio turnover rate	152%		135%		185%	236%	255%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.87		$10.51		$10.22	$10.41	$9.76

Investment operations:
Net investment income (loss) (A)	0.47		0.44		0.39	0.48	0.50
Net realized and unrealized gain (loss)	0.46		(2.79)		0.07	(0.44)	0.46
Total investment operations	0.93		(2.35)		0.46	0.04	0.96
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.29)		(0.17)	(0.19)	(0.31)
Return of capital	(0.02)		—		—	(0.04)	—
Total dividends and/or distributions to shareholders	(0.39)		(0.29)		(0.17)	(0.23)	(0.31)

Net asset value, end of year	$8.41		$7.87		$10.51	$10.22	$10.41
Total return (D)	11.32%		(22.56	)%(C)	4.55%	0.51%	9.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,781		$2,178		$4,203	$6,014	$8,765
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.95%		1.92%		1.86%	1.89%	1.88%
Including waiver and/or reimbursement and recapture	1.95	%(E)	1.92	%(E)	1.86%	1.89%	1.88%
Net investment income (loss) to average net assets	5.40%		4.71%		3.61%	4.71%	4.89%
Portfolio turnover rate	152%		135%		185%	236%	255%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.94		$10.63		$10.40	$10.54	$9.88

Investment operations:
Net investment income (loss) (A)	0.56		0.54		0.51	0.59	0.62
Net realized and unrealized gain (loss)	0.47		(2.84)		0.07	(0.44)	0.46
Total investment operations	1.03		(2.30)		0.58	0.15	1.08
Contributions from affiliate	—		0.04	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.43)		(0.35)	(0.24)	(0.42)
Return of capital	(0.02)		—		—	(0.05)	—
Total dividends and/or distributions to shareholders	(0.48)		(0.43)		(0.35)	(0.29)	(0.42)

Net asset value, end of year	$8.49		$7.94		$10.63	$10.40	$10.54
Total return	12.42%		(21.42	)%(B)	5.66%	1.61%	10.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$165,110		$149,943		$251,616	$243,965	$457,449
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.89%		0.86%		0.81%	0.82%	0.80%
Including waiver and/or reimbursement and recapture	0.90	%(C)	0.85%		0.81%	0.82%	0.80%
Net investment income (loss) to average net assets	6.44%		5.76%		4.67%	5.77%	5.96%
Portfolio turnover rate	152%		135%		185%	236%	255%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.36%.
(C)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.93		$10.63	$10.41	$10.54	$9.89

Investment operations:
Net investment income (loss) (A)	0.57		0.54	0.52	0.59	0.63
Net realized and unrealized gain (loss)	0.46		(2.84)	0.07	(0.43)	0.45
Total investment operations	1.03		(2.30)	0.59	0.16	1.08
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.40)	(0.37)	(0.24)	(0.43)
Return of capital	(0.03)		—	—	(0.05)	—
Total dividends and/or distributions to shareholders	(0.49)		(0.40)	(0.37)	(0.29)	(0.43)

Net asset value, end of year	$8.47		$7.93	$10.63	$10.41	$10.54
Total return	12.43%		(21.83)%	5.71%	1.77%	11.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$72,198		$7,318	$140,018	$133,270	$135,377
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.80%		0.77%	0.71%	0.72%	0.70%
Including waiver and/or reimbursement and recapture	0.80	%(B)	0.77%	0.71%	0.72%	0.70%
Net investment income (loss) to average net assets	6.49%		5.54%	4.76%	5.78%	6.08%
Portfolio turnover rate	152%		135%	185%	236%	255%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.95	$10.63	$10.40	$10.53	$9.88

Investment operations:
Net investment income (loss) (A)	0.57	0.55	0.52	0.59	0.63
Net realized and unrealized gain (loss)	0.47	(2.83)	0.08	(0.43)	0.45
Total investment operations	1.04	(2.28)	0.60	0.16	1.08
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.40)	(0.37)	(0.24)	(0.43)
Return of capital	(0.03)	—	—	(0.05)	—
Total dividends and/or distributions to shareholders	(0.49)	(0.40)	(0.37)	(0.29)	(0.43)

Net asset value, end of year	$8.50	$7.95	$10.63	$10.40	$10.53
Total return	13.10%	(21.55)%	5.71%	1.76%	11.01%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,169	$25,467	$12,395	$9,765	$5,915
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.79%	0.76%	0.71%	0.72%	0.70%
Including waiver and/or reimbursement and recapture	0.79%	0.76%	0.71%	0.72%	0.70%
Net investment income (loss) to average net assets	6.55%	5.95%	4.78%	5.77%	6.09%
Portfolio turnover rate	152%	135%	185%	236%	255%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Debt (the “Fund”) is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2023 are listed within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$114,981	$—	$—	$—	$114,981
Total	$—	$114,981	$—	$—	$—	$114,981

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(138,111)	$—	$—	$—	$(138,111)
Total	$—	$(138,111)	$—	$—	$—	$(138,111)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$(312,227)	$—	$—	$—	$(312,227)
Total	$—	$(312,227)	$—	$—	$—	$(312,227)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$1,718	$—	$—	$—	$1,718
Total	$—	$1,718	$—	$—	$—	$1,718

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	$13,925,405
Average contract amounts sold – in USD	15,479,116

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2023. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within the Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
Credit Agricole	$—	$—	$—	$—	$62,967	$—	$(62,967)	$—
HSBC Bank USA	54,463	(48,025)	—	6,438	48,025	(48,025)	—	—
Morgan Stanley Captial Services, Inc.	60,518	(27,119)	—	33,399	27,119	(27,119)	—	—

Total	$114,981	$(75,144)	$—	$39,837	$138,111	$(75,144)	$(62,967)	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Sovereign debt risk: Sovereign debt instruments are subject to the risk that the governmental entity may delay or fail to pay interest or repay principal on its sovereign debt. If a governmental entity defaults, it may ask for more time in which to pay or for further loans, or the debt may be restructured. There may be no established legal process for collecting sovereign debt that a government does not pay, nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.

Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 67,313,225	25.19%

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $400 million	0.63%
Over $400 million	0.61

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses, overdraft charges and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.25%	March 1, 2024
Class C	1.97	March 1, 2024
Class I	0.85	March 1, 2024
Class I2, Class R6	0.82	March 1, 2024
Prior to March 1, 2023
Class C	2.00
Class I2, Class R6	0.85

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$10,181	$12,269	$22,450
Class I	—	—	9,604	9,604

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$7,182	$4
Class C	—	170

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 214,480	$ 18,732

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 426,538,561	$ 8,191,745	$ 363,875,691	$ 5,156,417

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 287,634,361	$ 2,484,142	$ (25,394,002)	$ (22,909,860)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 83,105,090	$ 64,520,716

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 14,086,748	$ —	$ —	$ 769,235	$ 14,286,473	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (147,625,806)	$ —	$ (2,218,731)	$ (23,046,766)

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Debt

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Debt (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Emerging Markets Debt (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and MetLife Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 10- year periods and in line with the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 1-, 3- and 10- year periods and below its composite benchmark for the past 5-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Debt

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA EMD 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Emerging Markets Opportunities

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Emerging Markets Opportunities

(unaudited)

MARKET ENVIRONMENT

Emerging market equities posted positive results for the 12-month period ended October 31, 2023, despite being pressured by persistent inflation, rising interest rates, a strengthening U.S. dollar, and slowing global growth. We believe these conditions could continue to create volatility moving forward. However, performance dispersion at the country, sector, and stock level remained wide, and pockets of strength were prevalent across the asset class.

In Latin America, high interest rates, fiscal uncertainty, and a weaker global economy caused Brazil to cut its economic growth forecasts for 2023. The central bank stressed concerns about incoming President Luiz Inácio Lula da Silva’s fiscal spending plans, which it believed could pressure inflation and increase the government’s borrowing costs. Mexico’s economy benefited from the prospect of closer economic ties with Canada and the U.S., largely driven by the structural trend of reshoring of supply chains.

Within Europe, Middle East, and Africa (“EMEA”), Saudi Arabia lagged as the country reported lower third-quarter gross domestic product (“GDP”) amid large oil production cuts. The United Arab Emirates market came under pressure as the escalating Israel/Hamas conflict made investors concerned. Poland surged after the country’s three opposition parties won enough seats to take power from the right-wing Law and Justice party, vowing to restore democratic standards in the country.

Asian equities were driven lower by China. Analysts cut growth forecasts for China’s economy amid a faltering economic recovery and mounting concerns about the health of China’s property sector. Additionally, growing geopolitical tensions between the U.S. and China fueled negative investor sentiment towards this market. India’s economy grew at its fastest pace in a year, with GDP accelerating by 7.8% annually in the second quarter.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Emerging Markets Opportunities (Class I) returned 9.13%. By comparison, its benchmark, the MSCI Emerging Markets Index, returned 11.26%.

STRATEGY REVIEW

This is a research team strategy with individual analysts managing industry sleeves in the Fund. The team believes companies in the same industry/sector can perform very differently over time and uses dedicated bottom-up research to anticipate fundamental change and identify pricing anomalies. The team seeks to identify and exploit intra-industry/sector dispersion by recognizing change early and taking strongly differentiated views at critical times.

During the fiscal year ended October 31, 2023, stock selection and an underweight in the information technology sector were the largest relative detractors from relative performance at the sector level, followed by holdings and an overweight in the energy sector. This was partially offset by holdings and underweights in the industrials and consumer staples sectors.

From a country perspective, holdings in China detracted most, while a non-benchmark exposure to Hong Kong and an overweight to India contributed.

The Fund’s largest individual relative detractors during the period included overweight positions to Yunnan Energy New Material Co. Ltd. (materials), Contemporary Amperex Technology Co. Ltd.(industrials), and China Longyuan Power Group Corp. Ltd. (utilities).

The Fund’s largest individual relative contributors during the period included out-of-benchmark positions to Sands China Ltd. (consumer discretionary) and Melco Resorts & Entertainment Ltd. (consumer discretionary) and an overweight position to Larsen & Toubro Ltd. (industrials).

Mary L. Pryshlak, CFA

Jonathan G. White, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	9.13%	(5.32)%	12/19/2019
MSCI Emerging Markets Index (A)	11.26%	(2.08)%
Class I2 (NAV)	9.23%	(5.26)%	12/19/2019
Class R6 (NAV)	9.17%	(16.80)%	05/28/2021

(A) The MSCI Emerging Markets Index captures large and mid-cap representation across emerging markets countries.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Foreign and emerging market investments involve risks not associated with U.S. markets, such as currency fluctuation, adverse social and political developments, and the relatively small size, lower trading volumes and lesser liquidity of the markets. An investment in emerging market securities should be considered speculative.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I	$1,000.00	$925.90	$4.86	$1,020.20	$5.04	0.99%
Class I2	1,000.00	926.00	4.86	1,020.20	5.04	0.99
Class R6	1,000.00	925.20	5.15	1,019.90	5.35	1.05

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.3%
Preferred Stocks	2.3
Repurchase Agreement	2.2
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 95.3%
Brazil - 6.3%
BB Seguridade Participacoes SA	314,158	$1,916,701
Cia de Saneamento Basico do Estado de Sao Paulo SABESP	363,500	4,208,359
Hapvida Participacoes e Investimentos SA (A) (B)	843,783	617,555
Localiza Rent a Car SA	92,100	929,266
Petroleo Brasileiro SA	471,051	3,535,393
Raia Drogasil SA	154,378	789,994
Rede D’Or Sao Luiz SA (B)	84,789	363,592
TIM SA	733,900	2,208,214
Vale SA, ADR	499,555	6,848,899
WEG SA	214,600	1,405,057

		22,823,030

Chile - 0.6%
Banco de Chile, ADR	95,814	1,962,270
Banco de Chile	1,135,674	116,652

		2,078,922

China - 29.6%
Alibaba Group Holding Ltd. (A)	679,028	6,990,643
Amoy Diagnostics Co. Ltd., A Shares	197,131	585,475
Anhui Conch Cement Co. Ltd., H Shares	642,000	1,597,742
ANTA Sports Products Ltd.	252,328	2,853,701
Asymchem Laboratories Tianjin Co. Ltd., A Shares	17,400	359,068
Asymchem Laboratories Tianjin Co. Ltd., H Shares (B) (C)	23,699	308,189
Bank of Ningbo Co. Ltd., A Shares	587,800	2,007,342
BYD Co. Ltd., H Shares	104,655	3,182,569
Changzhou Xingyu Automotive Lighting Systems Co. Ltd., A Shares	12,400	247,725
China Construction Bank Corp., H Shares	2,256,922	1,276,420
China Longyuan Power Group Corp. Ltd., H Shares	2,950,175	2,497,405
China Mengniu Dairy Co. Ltd.	690,000	2,252,944
China Merchants Bank Co. Ltd., H Shares	1,421,678	5,392,839
China National Building Material Co. Ltd., H Shares	2,844,000	1,353,731
China Vanke Co. Ltd., H Shares	251,800	235,573
Contemporary Amperex Technology Co. Ltd., A Shares	275,680	7,000,012
CSC Financial Co. Ltd., H Shares (B)	1,784,322	1,606,753
ENN Energy Holdings Ltd.	389,036	2,947,003
Fuyao Glass Industry Group Co. Ltd., H Shares (B)	49,200	224,307
GDS Holdings Ltd., ADR (A) (C)	11,464	118,079
Glodon Co. Ltd., A Shares	123,868	312,150
H World Group Ltd., ADR (A)	15,136	570,022
KE Holdings, Inc., ADR	342,973	5,045,133
Kweichow Moutai Co. Ltd., A Shares	10,500	2,418,188
Li Ning Co. Ltd.	191,500	586,833
Meituan, Class B (A) (B)	516,208	7,317,251
NetEase, Inc.	33,880	725,084
Ningbo Tuopu Group Co. Ltd., A Shares	20,600	181,956
PICC Property & Casualty Co. Ltd., H Shares	3,410,400	3,894,524
Proya Cosmetics Co. Ltd., A Shares	99,696	1,415,550
Remegen Co. Ltd., A Shares (A)	15,320	136,053
Remegen Co. Ltd., H Shares (A) (B) (C)	45,000	256,278

	Shares	Value
COMMON STOCKS (continued)
China (continued)
Shandong Weigao Group Medical Polymer Co. Ltd., H Shares	772,678	$ 717,193
Shanghai Pharmaceuticals Holding Co. Ltd., A Shares	206,000	507,546
Shenzhen Mindray Bio-Medical Electronics Co. Ltd., A Shares	21,000	820,782
Shenzhou International Group Holdings Ltd.	240,555	2,362,844
Sinoma Science & Technology Co. Ltd., A Shares	976,930	2,309,491
Sinopharm Group Co. Ltd., H Shares	384,400	919,209
Tencent Holdings Ltd.	534,718	19,789,234
Trip.com Group Ltd. (A)	80,433	2,741,287
Trip.com Group Ltd., ADR (A)	32,264	1,096,976
Tsingtao Brewery Co. Ltd., H Shares	184,000	1,395,369
WuXi AppTec Co. Ltd., A Shares	55,700	658,545
WuXi AppTec Co. Ltd., H Shares (B) (C)	56,348	677,108
Wuxi Biologics Cayman, Inc. (A) (B)	292,000	1,815,579
Yadea Group Holdings Ltd. (B)	324,000	591,416
Yunnan Energy New Material Co. Ltd., A Shares	200,301	1,838,439
Zhongsheng Group Holdings Ltd.	422,272	975,151
Zoomlion Heavy Industry Science & Technology Co. Ltd., A Shares	1,508,678	1,323,841

		106,436,552

Hong Kong - 1.5%
AIA Group Ltd.	439,447	3,816,071
China Overseas Land & Investment Ltd.	370,474	699,125
Wharf Holdings Ltd.	148,000	375,542
Yuexiu Property Co. Ltd.	316,000	328,690

		5,219,428

Hungary - 0.4%
MOL Hungarian Oil & Gas PLC	177,560	1,412,817

India - 19.4%
Adani Ports & Special Economic Zone Ltd.	237,936	2,243,929
Ambuja Cements Ltd.	634,231	3,232,232
Apollo Hospitals Enterprise Ltd.	21,288	1,238,292
Axis Bank Ltd.	614,997	7,246,498
Bajaj Auto Ltd.	39,801	2,541,781
Bharti Airtel Ltd.	520,042	5,709,231
Cipla Ltd.	75,592	1,092,483
Eicher Motors Ltd.	16,788	664,526
Godrej Consumer Products Ltd. (A)	231,397	2,760,021
HDFC Bank Ltd., ADR	6,332	358,075
HDFC Bank Ltd.	249,750	4,427,194
HDFC Life Insurance Co. Ltd. (B)	157,251	1,172,983
Hindustan Unilever Ltd.	100,061	2,986,159
Infosys Ltd., ADR	33,671	552,878
Jubilant Foodworks Ltd.	240,922	1,445,164
Kotak Mahindra Bank Ltd.	216,689	4,520,991
Larsen & Toubro Ltd.	178,048	6,252,725
Mahindra & Mahindra Ltd.	46,873	824,503
Maruti Suzuki India Ltd.	11,684	1,458,735
Oil & Natural Gas Corp. Ltd.	1,383,113	3,091,508
Reliance Industries Ltd.	252,989	6,959,980
SBI Life Insurance Co. Ltd. (B)	144,762	2,381,256
Tata Consumer Products Ltd.	155,284	1,679,353
Tata Steel Ltd.	580,078	828,809
Varun Beverages Ltd.	223,263	2,454,040
Zomato Ltd. (A)	1,402,673	1,768,227

		69,891,573

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Indonesia - 1.5%
Bank Rakyat Indonesia Persero Tbk. PT	17,667,686	$5,524,401

Jordan - 0.1%
Hikma Pharmaceuticals PLC	13,783	319,346

Mexico - 1.2%
Fibra Uno Administracion SA de CV, REIT	165,000	250,854
Grupo Mexico SAB de CV, Series B	384,843	1,598,159
Wal-Mart de Mexico SAB de CV	662,400	2,373,456

		4,222,469

Philippines - 1.2%
Ayala Land, Inc.	799,254	393,274
BDO Unibank, Inc.	1,720,922	3,873,748

		4,267,022

Republic of Korea - 8.5%
Hanon Systems	124,899	637,326
Hyundai Mobis Co. Ltd.	3,496	541,407
Hyundai Motor Co.	10,408	1,311,243
LG Chem Ltd.	5,487	1,798,321
POSCO Holdings, Inc.	4,827	1,477,666
Samsung Electronics Co. Ltd.	330,256	16,438,452
Shinhan Financial Group Co. Ltd.	147,225	3,784,304
SK Telecom Co. Ltd.	72,700	2,651,146
SKC Co. Ltd.	35,814	2,094,463

		30,734,328

Republic of South Africa - 1.5%
Discovery Ltd.	201,433	1,389,685
Gold Fields Ltd.	164,659	2,172,172
Naspers Ltd., N Shares (A)	10,680	1,667,157

		5,229,014

Russian Federation - 0.0% (D)
Gazprom PJSC, ADR (A) (E) (F) (G)	2,525,844	0
Lukoil PJSC, ADR (A) (E) (F) (G)	192,700	0
MMC Norilsk Nickel PJSC (A) (E) (F) (G)	7,371	0
Mobile TeleSystems PJSC, ADR (A) (E) (F) (G)	382,338	0
Novatek PJSC, GDR (A) (E) (F) (G)	2,914	0
Sberbank of Russia PJSC (A) (E) (F) (G)	1,980,987	0

		0

Saudi Arabia - 1.6%
Saudi Awwal Bank	527,574	4,710,764
Saudi Telecom Co.	107,497	1,101,211

		5,811,975

Spain - 1.1%
Banco Bilbao Vizcaya Argentaria SA, ADR	493,019	3,860,339

Taiwan - 13.6%
Accton Technology Corp.	274,000	4,245,427
Airtac International Group	117,783	3,872,420
ASPEED Technology, Inc.	15,810	1,263,499
E Ink Holdings, Inc.	801,000	4,167,700
Nanya Technology Corp.	2,715,000	5,442,973
Realtek Semiconductor Corp.	183,000	2,280,704
Taiwan Semiconductor Manufacturing Co. Ltd.	1,552,497	25,356,167
Unimicron Technology Corp.	525,000	2,341,453

		48,970,343

Thailand - 3.2%
Bangkok Dusit Medical Services PCL, Class F	763,200	562,061
Central Pattana PCL	161,018	280,114
Kasikornbank PCL	1,384,238	5,063,921
PTT Exploration & Production PCL	1,229,083	5,613,009

		11,519,105

	Shares	Value
COMMON STOCKS (continued)
United Arab Emirates - 0.2%
Emaar Properties PJSC	387,242	$705,471

United Kingdom - 2.4%
Airtel Africa PLC (B)	1,538,801	2,119,089
Anglo American PLC	109,976	2,802,142
Standard Chartered PLC	466,037	3,573,260

		8,494,491

United States - 1.4%
BeiGene Ltd., ADR (A)	2,154	401,247
Coupang, Inc. (A)	274,148	4,660,516

		5,061,763

Vietnam - 0.0% (D)
Vinhomes JSC (A) (B)	63,100	100,310

Total Common Stocks (Cost $415,085,077)		342,682,699

PREFERRED STOCKS - 2.3%
Brazil - 1.8%
Banco Bradesco SA, 7.21% (H)	2,286,713	6,345,240

Republic of Korea - 0.5%
Samsung Electronics Co. Ltd., 2.70% (H)	50,186	2,003,662

Total Preferred Stocks (Cost $9,171,956)		8,348,902

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (H)	95,277	95,277

Total Other Investment Company (Cost $95,277)		95,277

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 2.50% (H), dated 10/31/2023, to be repurchased at $7,978,836 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $8,137,919.	$7,978,282	7,978,282

Total Repurchase Agreement (Cost $7,978,282)		7,978,282

Total Investments (Cost $432,330,592)		359,105,160
Net Other Assets (Liabilities) - 0.1%		455,750

Net Assets - 100.0%		$ 359,560,910

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
MSCI Emerging Markets Index	64	12/15/2023	$2,994,915	$2,941,440	$—	$(53,475)

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	17.8%	$64,044,258
Semiconductors & Semiconductor Equipment	9.6	34,343,343
Oil, Gas & Consumable Fuels	5.7	20,612,707
Interactive Media & Services	5.5	19,789,234
Technology Hardware, Storage & Peripherals	5.1	18,442,114
Metals & Mining	4.4	15,727,847
Hotels, Restaurants & Leisure	4.2	14,938,927
Insurance	4.1	14,571,220
Broadline Retail	3.7	13,318,316
Wireless Telecommunication Services	3.5	12,687,680
Automobiles	2.9	10,574,773
Electrical Equipment	2.3	8,405,069
Real Estate Management & Development	2.3	8,163,232
Chemicals	2.2	8,040,714
Personal Care Products	2.0	7,161,730
Electronic Equipment, Instruments & Components	1.8	6,509,153
Beverages	1.7	6,267,597
Construction & Engineering	1.7	6,252,725
Construction Materials	1.7	6,183,705
Textiles, Apparel & Luxury Goods	1.6	5,803,378
Machinery	1.4	5,196,261
Communications Equipment	1.2	4,245,427
Water Utilities	1.2	4,208,359
Health Care Providers & Services	1.2	4,208,255
Food Products	1.1	3,932,297
Consumer Staples Distribution & Retail	0.9	3,163,450
Life Sciences Tools & Services	0.9	3,151,232
Gas Utilities	0.8	2,947,003
Independent Power & Renewable Electricity Producers	0.7	2,497,405
Transportation Infrastructure	0.6	2,243,929
Pharmaceuticals	0.6	2,079,086
Automobile Components	0.5	1,832,721
Capital Markets	0.5	1,606,753
Health Care Equipment & Supplies	0.4	1,537,975
Biotechnology	0.4	1,379,053
Diversified Telecommunication Services	0.3	1,101,211
Specialty Retail	0.3	975,151
Ground Transportation	0.3	929,266
Entertainment	0.2	725,084
IT Services	0.2	670,957
Software	0.1	312,150
Diversified REITs	0.1	250,854

Investments	97.7	351,031,601
Short-Term Investments	2.3	8,073,559

Total Investments	100.0%	$359,105,160

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (I)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (J)	Value
ASSETS
Investments
Common Stocks	$45,671,034	$297,011,665	$0	$342,682,699
Preferred Stocks	6,345,240	2,003,662	—	8,348,902
Other Investment Company	95,277	—	—	95,277
Repurchase Agreement	—	7,978,282	—	7,978,282

Total Investments	$52,111,551	$306,993,609	$0	$359,105,160

LIABILITIES
Other Financial Instruments
Futures Contracts (K)	$(53,475)	$—	$—	$(53,475)

Total Other Financial Instruments	$(53,475)	$—	$—	$(53,475)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $19,551,666, representing 5.4% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,189,811, collateralized by cash collateral of $95,277 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,156,827. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Securities are Level 3 of the fair value hierarchy.
(F)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2023, the total value of securities is $0, representing less than 0.1% of the Fund’s net assets.
(G)	Securities deemed worthless.
(H)	Rates disclosed reflect the yields at October 31, 2023.
(I)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(J)	Level 3 securities were not considered significant to the Fund.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
GDR	Global Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $424,352,310) (including securities loaned of $1,189,811)	$351,126,878
Repurchase agreement, at value (cost $7,978,282)	7,978,282
Cash collateral pledged at broker for:
Futures contracts	85,268
Foreign currency, at value (cost $715,601)	710,316
Receivables and other assets:
Net income from securities lending	2,678
Dividends	446,578
Interest	554
Tax reclaims	72,826
Other assets	615,334
Total assets	361,038,714

Liabilities:
Cash collateral received upon return of:
Securities on loan	95,277
Payables and other liabilities:
Investments purchased	178,788
Shares of beneficial interest redeemed	13,925
Foreign capital gains tax	722,598
Investment management fees	262,627
Transfer agent fees	2,911
Trustee and CCO fees	104
Audit and tax fees	27,950
Custody fees	136,103
Legal fees	9,388
Printing and shareholder reports fees	2,526
Registration fees	533
Other accrued expenses	6,073
Variation margin payable on futures contracts	19,001
Total liabilities	1,477,804
Net assets	$359,560,910

Net assets consist of:
Paid-in capital	$707,979,000
Total distributable earnings (accumulated losses)	(348,418,090)
Net assets	$359,560,910

Net assets by class:
Class I	$5,592,767
Class I2	348,221,240
Class R6	5,746,903
Shares outstanding (unlimited shares, no par value):
Class I	798,792
Class I2	49,687,766
Class R6	815,837
Net asset value per share: (A)
Class I	$7.00
Class I2	7.01
Class R6	7.04

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$18,700,644
Interest income	824,758
Non-cash dividend income	2,762,641
Net income from securities lending	153,508
Withholding taxes on foreign income	(2,224,571)
Total investment income	20,216,980

Expenses:
Investment management fees	6,027,868
Transfer agent fees:
Class I	6,376
Class I2	53,934
Class R6	2,757
Trustee and CCO fees	26,871
Audit and tax fees	88,529
Custody fees	629,007
Legal fees	51,545
Printing and shareholder reports fees	34,110
Registration fees	56,746
Other	52,891
Total expenses before waiver and/or reimbursement and recapture	7,030,634
Expenses waived and/or reimbursed:
Class I	(4,761)
Recapture of previously waived and/or reimbursed fees:
Class I	2,375
Net expenses	7,028,248

Net investment income (loss)	13,188,732

Net realized gain (loss) on:
Investments	(155,903,205	) (A)
Futures contracts	(2,210,498)
Foreign currency transactions	(516,118)
Net realized gain (loss)	(158,629,821)

Net change in unrealized appreciation (depreciation) on:
Investments	253,100,928	(B)
Futures contracts	1,828,285
Translation of assets and liabilities denominated in foreign currencies	306,254
Net change in unrealized appreciation (depreciation)	255,235,467
Net realized and change in unrealized gain (loss)	96,605,646
Net increase (decrease) in net assets resulting from operations	$109,794,378

(A)	Includes net of realized foreign capital gains tax of $1,578,478.
(B)	Includes net change in foreign capital gains tax of $668,347.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$13,188,732	$31,740,961
Net realized gain (loss)	(158,629,821)	(120,320,054)
Net change in unrealized appreciation (depreciation)	255,235,467	(407,639,788)
Net increase (decrease) in net assets resulting from operations	109,794,378	(496,218,881)

Dividends and/or distributions to shareholders:
Class I	(165,221)	(850,852)
Class I2	(24,089,593)	(128,860,039)
Class R6	(1,522,032)	(794,158)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(25,776,846)	(130,505,049)

Capital share transactions:
Proceeds from shares sold:
Class I	600	150,000
Class I2	37,566,585	1,782,951
Class R6	859,400	87,151,816
38,426,585	89,084,767
Dividends and/or distributions reinvested:
Class I	127,140	826,787
Class I2	24,089,593	128,860,039
Class R6	1,522,032	794,158
25,738,765	130,480,984
Cost of shares redeemed:
Class I	(251,205)	(72,760)
Class I2	(539,093,739)	(110,928,759)
Class R6	(53,909,105)	(9,284,177)
(593,254,049)	(120,285,696)
Net increase (decrease) in net assets resulting from capital share transactions	(529,088,699)	99,280,055
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	6,101	(A)
—	6,101
Net increase (decrease) in net assets	(445,071,167)	(527,437,774)

Net assets:
Beginning of year	804,632,077	1,332,069,851
End of year	$359,560,910	$804,632,077

Capital share transactions - shares:
Shares issued:
Class I	20	20,215
Class I2	4,738,000	217,248
Class R6	113,634	8,587,270
4,851,654	8,824,733
Shares reinvested:
Class I	17,066	83,058
Class I2	3,229,168	12,898,903
Class R6	202,667	79,021
3,448,901	13,060,982
Shares redeemed:
Class I	(32,448)	(9,354)
Class I2	(71,804,481)	(11,564,340)
Class R6	(6,968,002)	(1,199,548)
(78,804,931)	(12,773,242)
Net increase (decrease) in shares outstanding:
Class I	(15,362)	93,919
Class I2	(63,837,313)	1,551,811
Class R6	(6,651,701)	7,466,743
(70,504,376)	9,112,473

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$6.59	$11.81		$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.25		0.19		0.07
Net realized and unrealized gain (loss)	0.48	(4.30)		1.78		(0.17	)(C)
Total investment operations	0.61	(4.05)		1.97		(0.10)
Contributions from affiliate	—	0.01	(D)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.14)		(0.06)		—
Net realized gains	—	(1.04)		—		—
Total dividends and/or distributions to shareholders	(0.20)	(1.18)		(0.06)		—

Net asset value, end of period/year	$7.00	$6.59		$11.81		$9.90
Total return	9.13%	(37.56	)%(D)	19.96%		(1.00	)%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,593	$5,366		$8,503		$70
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	0.97%		0.97	%(F)	1.21	%(F)(G)
Including waiver and/or reimbursement and recapture	0.98%	0.97%		0.97	%(F)(H)	0.98	%(F)(G)
Net investment income (loss) to average net assets	1.67%	2.80%		1.57%		0.92	%(G)
Portfolio turnover rate	68%	66%		85%		49	%(E)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the period and years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020 (A)
Net asset value, beginning of period/year	$6.60	$11.82	$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.13	0.26	0.12		0.10
Net realized and unrealized gain (loss)	0.49	(4.30)	1.87		(0.20	)(C)
Total investment operations	0.62	(4.04)	1.99		(0.10)
Contributions from affiliate	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.14)	(0.07)		—
Net realized gains	—	(1.04)	—		—
Total dividends and/or distributions to shareholders	(0.21)	(1.18)	(0.07)		—

Net asset value, end of period/year	$7.01	$6.60	$11.82		$9.90
Total return	9.23%	(37.55)%	20.11%		(1.00	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$348,221	$749,653	$1,323,558		$841,388
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.87%	0.87	%(E)	0.94	%(E)(F)
Including waiver and/or reimbursement and recapture	0.92%	0.87%	0.87	%(E)	0.94	%(E)(F)
Net investment income (loss) to average net assets	1.74%	2.90%	0.98%		1.32	%(F)
Portfolio turnover rate	68%	66%	85%		49	%(D)

(A)	Commenced operations on December 19, 2019.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$6.64	$11.82	$12.58

Investment operations:
Net investment income (loss) (B)	0.12	0.24	0.09
Net realized and unrealized gain (loss)	0.49	(4.30)	(0.85	)(C)
Total investment operations	0.61	(4.06)	(0.76)
Contributions from affiliate	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.21)	(0.08)	—
Net realized gains	—	(1.04)	—
Total dividends and/or distributions to shareholders	(0.21)	(1.12)	—

Net asset value, end of period/year	$7.04	$6.64	$11.82
Total return	9.17%	(37.58)%	(5.96	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$5,747	$49,613	$9
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.87%	0.87	%(E)(F)
Including waiver and/or reimbursement and recapture	0.92%	0.87%	0.87	%(E)(F)
Net investment income (loss) to average net assets	1.58%	2.92%	1.73	%(F)
Portfolio turnover rate	68%	66%	85%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Emerging Markets Opportunities (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $4,286.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$95,277	$—	$—	$—	$95,277
Total Borrowings	$95,277	$—	$—	$—	$95,277

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023, are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A)(B)	$—	$—	$(53,475)	$—	$—	$(53,475)
Total	$—	$—	$(53,475)	$—	$—	$(53,475)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$(2,210,498)	$—	$—	$(2,210,498)
Total	$—	$—	$(2,210,498)	$—	$—	$(2,210,498)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$—	$—	$1,828,285	$—	$—	$1,828,285
Total	$—	$—	$1,828,285	$—	$—	$1,828,285

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts — long	$20,550,836

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Emerging markets risk: Investments in securities of issuers located or doing business in emerging markets are subject to heightened foreign investments risks and may experience rapid and extreme changes in value. Emerging market countries tend to have less developed and less stable economic, political and legal systems and regulatory and accounting standards, may have policies that restrict investment by foreigners or that prevent foreign investors such as the Fund from withdrawing their money at will, and are more likely to experience nationalization, expropriation and confiscatory taxation. In addition, emerging market securities may have low trading volumes and may be or become illiquid.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 334,211,866	92.95%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.83%
Over $250 million up to $500 million	0.80
Over $500 million	0.75

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.98%	March 1, 2024
Class I2, Class R6	0.95	March 1, 2024

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$—	$—	$2,386	$2,386

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 62,934	$ 2,890

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Cross-trades: The Fund is authorized to purchase or sell securities from and to other funds within the Transamerica family of funds between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of the Fund participating in the transaction. For the year ended October 31, 2023, the Fund engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows.

Purchases	Sales	Net Realized Gains (Losses)
$ —	$ 1,237,547	$ 408,996

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 481,187,446	$ —	$ 1,004,132,457	$ —

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies, forward contracts mark-to-market and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 452,777,707	$ 24,959,754	$ (118,632,301)	$ (93,672,547)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 92,730,505	$ 170,433,996

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 25,776,846	$ —	$ —	$ —	$ 99,704,875	$ —	$ 30,800,174	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,168,547	$ —	$ —	$ (263,164,501)	$ —	$ —	$ (94,422,136)

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

12. REGULATORY UPDATE

The Securities and Exchange Commission (the "SEC") has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Emerging Markets Opportunities

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Emerging Markets Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from December 19, 2019 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from December 19, 2019 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $10,836,460 of qualified dividend income.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 14,424,230	$ 3,767,030

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Emerging Markets Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wellington Management Company LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1- and 3-year periods. The Trustees discussed the reasons for the underperformance with TAM, and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Emerging Markets Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 TA EMO 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Energy Infrastructure

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Energy Infrastructure

(unaudited)

MARKET ENVIRONMENT

The midstream energy sector performed well over the fiscal year ended October 31, 2023 on the back of continued commodity price strength and is once again proving to be resilient against rising rates. After many years of massive capital spending to build the logistical assets for domestic shale production, midstream spending requirements have moderated, resulting in free cash flows that have begun to ramp-up materially. As such, investors clearly remained hyper-focused on midstream company capital allocation decisions, rewarding those companies providing greater visibility of future dividend raises and/or more buybacks. Midstream companies have generally spent the last several years reducing debt levels, building dividend coverage, and rationalizing capital expenditure programs, which places those companies in a strong position to reward shareholders.

As has been the case for most of the fiscal year, there was a large divergence in performance between midstream and renewables & utilities, which performed poorly. Higher interest rates, select cases of regulatory uncertainty and company-specific news items weighed on the utility sector. The story was very similar for renewable infrastructure equities.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Energy Infrastructure (Class A) returned -4.73%, excluding any sales charges. By comparison, its benchmark, the Alerian Midstream Energy Select Total Return Index, returned 6.37%.

STRATEGY REVIEW

The Fund underperformed its primary (Alerian Midstream Energy Select Total Return Index) and secondary (Alerian MLP Total Return Index) benchmarks during the fiscal year ended October 31, 2023. This was primarily due to the Fund’s allocation to the renewable infrastructure and utilities sectors, which are not included in these benchmarks.

Notable positive contributors to performance during the fiscal year were Targa Resources Corp., supported by a consistent reiteration of guidance & Permian NGL (natural gas liquids) growth, and Plains GP Holdings LP which advanced on stronger and improved earnings outlooks as the company continued to enjoy stable cashflows regardless of energy prices.

Negative contributors included renewable infrastructure names such as NextEra Energy Partners LP, which suffered from the impact of surging interest rates on its cost of capital and a collapse in confidence over concerns that the company may be unable to deliver on its long-term growth plan, and Enviva Inc., pressured by its recent financial challenges related to operational issues that were far worse than Enviva Inc.’s management initially believed and led us to the liquidate the Fund’s position.

We believe midstream companies are well-positioned to deal with near-term macroeconomic headwinds associated with higher interest rates and benefit from the tailwind of domestic oil and gas production growth. We steadily increased the Fund’s exposure to the midstream sector during the fiscal year.

While renewable & utilities infrastructure remained out of favor with investors, our conviction on the longer-term outlook was unchanged at fiscal year and we consolidated our exposure to these sectors in a more select group of names.

John C. Frey

Portfolio Manager

Kayne Anderson Capital Advisors, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(9.98)%	2.51%	(0.74)%	04/30/2013
Class A (NAV)	(4.73)%	3.67%	(0.18)%	04/30/2013
Alerian Midstream Energy Select Total Return Index (A)	6.37%	8.70%	1.71%
Class C (POP)	(6.43)%	2.89%	(0.93)%	04/30/2013
Class C (NAV)	(5.51)%	2.89%	(0.93)%	04/30/2013
Class I (NAV)	(4.56)%	3.96%	0.12%	04/30/2013
Class I2 (NAV)	(4.32)%	4.09%	0.23%	04/30/2013

(A) The Alerian Midstream Energy Select Total Return Index is a composite of North American energy infrastructure companies.

The Fund’s benchmark is an unmanged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The energy industries can be significantly affected by fluctuations in energy prices and supply and demand of energy fuels, energy conservation, depletion of energy reserves, the success of exploration projects, and tax and other government regulations. Investments in MLPs involve risks related to limited control and limited rights to vote on matters affecting the MLP, potential conflicts of interest, cash flow risks, dilution risks, and risks related to the general partner’s right to require unit holders to sell their common units at an undesirable time or price. The Fund is subject to certain MLP tax risks. As the Fund is registered as a Regulated Investment Company, the Fund does not pay taxes. Changes to government regulations may impact future returns. The Fund is classified as “non-diversified”, which means it may invest a larger percentage of its assets in a smaller number of issuers or sectors than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events affecting those issuers. Renewable infrastructure companies are susceptible to various factors that may negatively impact their businesses or operations. These and other factors may negatively impact renewable infrastructure companies and adversely affect the fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$977.90	$8.06	$1,017.10	$8.13	1.60%
Class C	1,000.00	974.00	11.82	1,013.40	11.93	2.35
Class I	1,000.00	977.80	6.50	1,018.70	6.56	1.29
Class I2	1,000.00	979.90	5.95	1,019.30	6.01	1.18

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	67.8%
Master Limited Partnerships	24.7
Repurchase Agreement	5.1
Other Investment Company	0.7
Net Other Assets (Liabilities)	1.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 67.8%
Electric Utilities - 3.9%
Constellation Energy Corp.	20,300	$2,292,276
NextEra Energy, Inc.	31,100	1,813,130
Xcel Energy, Inc.	10,500	622,335

		4,727,741

Independent Power & Renewable Electricity Producers - 8.8%
AES Corp.	61,400	914,860
Atlantica Sustainable Infrastructure PLC	220,460	3,992,531
Clearway Energy, Inc., Class C	173,300	3,762,343
Innergex Renewable Energy, Inc.	78,500	483,425
Polaris Renewable Energy, Inc. (A)	70,200	660,616
TransAlta Corp.	116,590	853,354

		10,667,129

Multi-Utilities - 1.9%
Sempra	32,800	2,296,984

Oil, Gas & Consumable Fuels - 53.2%
Cheniere Energy, Inc.	60,116	10,004,505
DT Midstream, Inc.	46,000	2,482,620
Enbridge, Inc.	127,987	4,100,704
EnLink Midstream LLC (B)	72,200	887,338
Hess Midstream LP, Class A	21,300	639,000
Kinder Morgan, Inc.	272,700	4,417,740
ONEOK, Inc.	67,157	4,378,636
Pembina Pipeline Corp. (A)	82,600	2,542,428
Phillips 66	36,800	4,197,776
Plains GP Holdings LP, Class A (B)	355,600	5,575,808
Targa Resources Corp.	133,400	11,153,574
TC Energy Corp. (A)	100,736	3,470,355
Williams Cos., Inc.	315,100	10,839,440

		64,689,924

Total Common Stocks (Cost $60,025,724)		82,381,778

MASTER LIMITED PARTNERSHIPS - 24.7% (C)
Independent Power & Renewable Electricity Producers - 3.5%
Brookfield Renewable Partners LP	68,531	1,436,410
NextEra Energy Partners LP	103,800	2,809,866

		4,246,276

	Shares	Value
MASTER LIMITED PARTNERSHIPS (continued)
Oil, Gas & Consumable Fuels - 21.2%
Energy Transfer LP	728,900	$ 9,585,035
Enterprise Products Partners LP	302,000	7,864,080
MPLX LP	230,600	8,310,824

		25,759,939

Total Master Limited Partnerships (Cost $27,617,532)		30,006,215

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	856,013	856,013

Total Other Investment Company (Cost $856,013)		856,013

	Principal	Value
REPURCHASE AGREEMENT - 5.1%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $6,229,626 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $6,353,784.	$6,229,193	6,229,193

Total Repurchase Agreement (Cost $6,229,193)		6,229,193

Total Investments (Cost $94,728,462)		119,473,199
Net Other Assets (Liabilities) - 1.7%		2,039,586

Net Assets - 100.0%		$121,512,785

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$82,381,778	$—	$—	$82,381,778
Master Limited Partnerships	30,006,215	—	—	30,006,215
Other Investment Company	856,013	—	—	856,013
Repurchase Agreement	—	6,229,193	—	6,229,193

Total Investments	$113,244,006	$6,229,193	$—	$119,473,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $2,424,120, collateralized by cash collateral of $856,013 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $1,624,778. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	The Fund may directly invest up to, but not more than, 25% of its total assets in equity or debt securities of master limited partnerships and other entities that are treated as qualified publicly traded partnerships for federal income tax purposes. This limit does not apply to master limited partnerships, which are not treated as publicly traded partnerships for federal income tax purposes.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $88,499,269) (including securities loaned of $2,424,120)	$113,244,006
Repurchase agreement, at value (cost $6,229,193)	6,229,193
Cash	67,291
Receivables and other assets:
Investments sold	2,521,393
Net income from securities lending	2,760
Shares of beneficial interest sold	19,963
Dividends	605,990
Interest	432
Total assets	122,691,028

Liabilities:
Cash collateral received upon return of:
Securities on loan	856,013
Payables and other liabilities:
Shares of beneficial interest redeemed	142,300
Investment management fees	115,014
Distribution and service fees	9,899
Transfer agent fees	7,750
Trustee and CCO fees	34
Audit and tax fees	36,664
Custody fees	2,919
Legal fees	1,527
Printing and shareholder reports fees	2,788
Registration fees	536
Other accrued expenses	2,799
Total liabilities	1,178,243
Net assets	$121,512,785

Net assets consist of:
Paid-in capital	$269,240,360
Total distributable earnings (accumulated losses)	((147,727,575)
Net assets	$121,512,785

Net assets by class:
Class A	$27,310,365
Class C	4,468,571
Class I	35,970,783
Class I2	53,763,066
Shares outstanding (unlimited shares, no par value):
Class A	4,249,401
Class C	696,042
Class I	5,601,558
Class I2	8,366,682
Net asset value per share: (A)
Class A	$6.43
Class C	6.42
Class I	6.42
Class I2	6.43
Maximum offering price per share: (B)
Class A	$6.80

(A)	Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$6,712,371
Interest income	150,234
Net income from securities lending	40,254
Withholding taxes on foreign income	(214,089)
Total investment income	6,688,770

Expenses:
Investment management fees	1,438,199
Distribution and service fees:
Class A	73,427
Class C	56,388
Transfer agent fees:
Class A	41,014
Class C	9,821
Class I	47,036
Class I2	4,239
Trustee and CCO fees	4,780
Audit and tax fees	37,272
Custody fees	19,735
Legal fees	8,637
Printing and shareholder reports fees	24,531
Registration fees	52,867
Other	20,455
Total expenses before waiver and/or reimbursement and recapture	1,838,401
Expenses waived and/or reimbursed:
Class A	(8,057)
Class C	(2,347)
Class I	(11,717)
Class I2	(14,338)
Recapture of previously waived and/or reimbursed fees:
Class A	13,733
Class C	2,128
Class I	11,717
Class I2	14,338
Net expenses	1,843,858

Net investment income (loss)	4,844,912

Net realized gain (loss) on:
Investments	569,077
Foreign currency transactions	3,216
Net realized gain (loss)	572,293

Net change in unrealized appreciation (depreciation) on:
Investments	(11,636,465)
Translation of assets and liabilities denominated in foreign currencies	(323)
Net change in unrealized appreciation (depreciation)	(11,636,788)
Net realized and change in unrealized gain (loss)	(11,064,495)
Net increase (decrease) in net assets resulting from operations	$(6,219,583)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,844,912	$2,898,739
Net realized gain (loss)	572,293	12,744,552
Net change in unrealized appreciation (depreciation)	(11,636,788)	(3,595,118)
Net increase (decrease) in net assets resulting from operations	(6,219,583)	12,048,173

Dividends and/or distributions to shareholders:
Class A	(1,165,032)	—
Class C	(178,207)	—
Class I	(1,930,080)	—
Class I2	(2,502,191)	—
Return of capital:
Class A	—	(1,052,602)
Class C	—	(236,612)
Class I	—	(2,030,102)
Class I2	—	(4,182,727)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,775,510)	(7,502,043)

Capital share transactions:
Proceeds from shares sold:
Class A	3,032,410	19,100,606
Class C	929,248	2,411,711
Class I	11,430,824	26,261,239
Class I2	3,960,402	7,599,371
	19,352,884	55,372,927
Dividends and/or distributions reinvested:
Class A	1,093,068	966,646
Class C	176,386	233,757
Class I	1,918,439	2,018,845
Class I2	2,502,191	4,182,727
	5,690,084	7,401,975
Cost of shares redeemed:
Class A	(8,032,846)	(11,126,694)
Class C	(1,396,655)	(1,324,669)
Class I	(24,828,268)	(13,748,264)
Class I2	(5,617,600)	(111,569,339)
	(39,875,369)	(137,768,966)
Automatic conversions:
Class A	1,492,148	2,051,910
Class C	(1,492,148)	(2,051,910)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(14,832,401)	(74,994,064)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	48	(A)
Class C	—	318	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	29,842	(B)
	—	30,208

Net increase (decrease) in net assets	(26,827,494)	(70,417,726)

Net assets:
Beginning of year	148,340,279	218,758,005
End of year	$121,512,785	$148,340,279

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	450,922	2,766,550
Class C	135,942	341,167
Class I	1,682,917	3,713,117
Class I2	585,392	1,043,116
	2,855,173	7,863,950
Shares reinvested:
Class A	164,834	143,604
Class C	26,577	34,596
Class I	289,487	300,041
Class I2	377,350	626,660
	858,248	1,104,901
Shares redeemed:
Class A	(1,186,223)	(1,600,213)
Class C	(208,161)	(189,488)
Class I	(3,668,973)	(1,992,532)
Class I2	(835,048)	(16,058,640)
	(5,898,405)	(19,840,873)
Automatic conversions:
Class A	219,760	294,920
Class C	(220,060)	(295,616)
	(300)	(696)
Net increase (decrease) in shares outstanding:
Class A	(350,707)	1,604,861
Class C	(265,702)	(109,341)
Class I	(1,696,569)	2,020,626
Class I2	127,694	(14,388,864)
	(2,185,284)	(10,872,718)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.03	$6.84		$4.73		$6.52	$6.88

Investment operations:
Net investment income (loss) (A)	0.22	0.05		0.11		0.12	0.16
Net realized and unrealized gain (loss)	(0.55)	0.43		2.27		(1.58)	(0.17)
Total investment operations	(0.33)	0.48		2.38		(1.46)	(0.01)
Contributions from affiliate	—	0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	—		—		(0.24)	(0.07)
Return of capital	—	(0.29)		(0.27)		(0.09)	(0.28)
Total dividends and/or distributions to shareholders	(0.27)	(0.29)		(0.27)		(0.33)	(0.35)

Net asset value, end of year	$6.43	$7.03		$6.84		$4.73	$6.52
Total return (D)	(4.73)%	7.30	%(C)	51.20%		(22.37)%	(0.20)%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,310	$32,347		$20,495		$13,353	$16,363
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.57%	1.54%		1.60%		1.69%	1.63%
Including waiver and/or reimbursement and recapture	1.59%	1.60%		1.60	%(E)	1.60%	1.60%
Net investment income (loss) to average net assets	3.31%	0.73%		1.72%		2.27%	2.27%
Portfolio turnover rate	15%	20%		18%		20%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.02		$6.83		$4.71	$6.50	$6.85

Investment operations:
Net investment income (loss) (A)	0.17		0.03		0.07	0.11	0.10
Net realized and unrealized gain (loss)	(0.55)		0.40		2.28	(1.62)	(0.15)
Total investment operations	(0.38)		0.43		2.35	(1.51)	(0.05)
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		—		—	(0.20)	(0.06)
Return of capital	—		(0.24)		(0.23)	(0.08)	(0.24)
Total dividends and/or distributions to shareholders	(0.22)		(0.24)		(0.23)	(0.28)	(0.30)

Net asset value, end of year	$6.42		$7.02		$6.83	$4.71	$6.50
Total return (D)	(5.51)%		6.42	%(C)	50.48%	(23.15)%	(0.84)%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,469		$6,753		$7,313	$6,225	$11,796
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.35%		2.33%		2.39%	2.47%	2.42%
Including waiver and/or reimbursement and recapture	2.35	%(E)	2.35%		2.35%	2.35%	2.35%
Net investment income (loss) to average net assets	2.56%		0.38%		1.13%	2.08%	1.52%
Portfolio turnover rate	15%		20%		18%	20%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.03	$6.84		$4.72	$6.52	$6.89

Investment operations:
Net investment income (loss) (A)	0.25	0.08		0.11	0.11	0.18
Net realized and unrealized gain (loss)	(0.57)	0.43		2.30	(1.57)	(0.18)
Total investment operations	(0.32)	0.51		2.41	(1.46)	—
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	—		—	(0.25)	(0.07)
Return of capital	—	(0.32)		(0.29)	(0.09)	(0.30)
Total dividends and/or distributions to shareholders	(0.29)	(0.32)		(0.29)	(0.34)	(0.37)

Net asset value, end of year	$6.42	$7.03		$6.84	$4.72	$6.52
Total return	(4.56)%	7.75	%(C)	51.99%	(22.28)%	(0.03)%

Ratio and supplemental data:
Net assets end of year (000’s)	$35,971	$51,296		$36,098	$14,247	$14,258
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.26%		1.28%	1.33%	1.30%
Including waiver and/or reimbursement and recapture	1.28%	1.26%		1.28%	1.33%	1.30%
Net investment income (loss) to average net assets	3.65%	1.18%		1.70%	2.08%	2.56%
Portfolio turnover rate	15%	20%		18%	20%	20%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.03	$6.84	$4.72	$6.52	$6.89

Investment operations:
Net investment income (loss) (A)	0.25	0.15	0.14	0.17	0.18
Net realized and unrealized gain (loss)	(0.55)	0.36	2.28	(1.62)	(0.17)
Total investment operations	(0.30)	0.51	2.42	(1.45)	0.01
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.30)	—	—	(0.25)	(0.07)
Return of capital	—	(0.32)	(0.30)	(0.10)	(0.31)
Total dividends and/or distributions to shareholders	(0.30)	(0.32)	(0.30)	(0.35)	(0.38)

Net asset value, end of year	$6.43	$7.03	$6.84	$4.72	$6.52
Total return	(4.32)%	7.78%	52.12%	(22.19)%	0.08%

Ratio and supplemental data:
Net assets end of year (000’s)	$53,763	$57,944	$154,852	$123,151	$208,684
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.16%	1.18%	1.22%	1.20%
Including waiver and/or reimbursement and recapture	1.18%	1.16%	1.18%	1.22%	1.20%
Net investment income (loss) to average net assets	3.69%	2.23%	2.25%	3.11%	2.60%
Portfolio turnover rate	15%	20%	18%	20%	20%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Energy Infrastructure (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $77.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

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Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities and Master limited partnerships: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$856,013	$—	$—	$—	$856,013
Total Borrowings	$856,013	$—	$—	$—	$856,013

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Energy sector risk: Industries in the energy segment, such as those engaged in the development, production and distribution of energy resources, can be significantly affected by supply and demand both for their specific product or service and for energy products in general. The price of oil, gas and other consumable fuels, exploration and production spending, government regulation, economic sanctions, weather events, world events and economic conditions likewise will affect the performance of companies in these industries. Such events and related conditions may lead to disputes among oil-producing countries and potential limits on the production of crude oil, leading to increased volatility in the energy sector.

Industry concentration risk: The Fund concentrates its investments in a specific industry or industries. Concentration in a particular industry heightens the risks associated with that industry. As a result, the Fund may be subject to greater price volatility and risk of loss as a result of adverse economic, business or other developments affecting that industry than funds investing in a broader range of industries.

Master limited partnerships (“MLP”) risk: Investments in MLPs involve risks that differ from investments in corporate issuers, including risks related to limited control and limited rights to vote on matters affecting the MLP, risks related to potential conflicts of interest between the MLP and the MLP’s general partner, cash flow risks, dilution risks, certain tax risks, and risks related to the general partner’s right to require unitholders to sell their common units at an undesirable time or price. MLP entities are typically focused in the energy, natural resources and real estate sectors of the economy. A downturn in the energy, natural resources or real estate sectors of the economy could have an adverse impact on the Fund. Energy and natural resources MLPs may be adversely affected by changes in and volatility of commodity prices. At times, the performance of securities of companies in the energy, natural resources and real estate sectors of the economy may lag the performance of other sectors or the broader market as a whole. The yields for equity and debt securities of MLPs and other issuers in the energy sector are susceptible in the short-term to fluctuations in interest rates and the value of the Fund’s investments in such securities may decline if interest rates rise. The value of the Fund’s investment in MLPs depends to a significant extent on the MLPs being treated as partnerships for U.S. federal income tax purposes. If an MLP does not meet the legal requirements to maintain partnership status, it could be taxed as a corporation and there could be a material decrease in the value of its securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 39,929,101	32.86%

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	1.054%
Over $250 million up to $500 million	1.040
Over $500 million up to $1 billion	0.960
Over $1 billion up to $2 billion	0.850
Over $2 billion	0.800

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.60%	March 1, 2024
Class C	2.35	March 1, 2024
Class I	1.31	March 1, 2024
Class I2	1.21	March 1, 2024
Prior to March 1, 2023
Class I	1.35
Class I2	1.25

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class C	$5,115	$2,360	$2,345	$9,820

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$15,104	$344
Class C	—	499

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 100,338	$ 7,502

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 19,209,185	$ —	$ 35,656,230	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to change in prior year net operating losses and partnership basis adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$434,633	$(434,633)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$81,912,377	$40,380,824	$(2,820,002)	$37,560,822

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$66,074,532	$112,581,065

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$5,775,510	$ —	$ —	$ —	$ —	$ —	$ —	$ 7,502,043

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$4,572,393	$ —	$ —	$(178,655,597)	$ —	$(11,204,421)	$37,560,050

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Energy Infrastructure

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Energy Infrastructure (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $2,778,907 of qualified dividend income.

For corporate shareholders, 18% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Energy Infrastructure (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Kanye Anderson Capital Advisors, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 5-year period and below the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its primary benchmark for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and

Transamerica Funds	Annual Report 2023

Transamerica Energy Infrastructure

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that to a limited extent, the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA ENGY INFRA 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Floating Rate

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Floating Rate

(unaudited)

MARKET ENVIRONMENT

The main macroeconomic story of the fiscal year ended October 31, 2023, revolved around the U.S. Federal Reserve’s (“Fed”) efforts to tame inflation amid a persistently strong labor market. The Fed continued its steady stream of rate increases, pushing its target fed-funds rate from between 3.75% and 4.00% in November 2022 to between 5.25% and 5.50% in July 2023. At that point, policy makers hit the pause button as they surveyed the economic landscape. As of the end of the Fund’s fiscal year, that holding pattern continued.

Inflation eased for much of the fiscal year. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023. Energy prices continued to foster inflation in September, though to a lesser degree than during the previous month.

The core personal consumption expenditures deflator – the Fed’s preferred measure of inflation – stood at 3.7% in September 2023, its lowest level since May 2021 but above the Fed’s 2.0% target.

Meanwhile, the labor market was resilient throughout the latter part of 2022 and the first half of 2023, but cracks began to show in October 2023 as monthly payroll growth cooled to 150,000 jobs, which was weaker than expected. In addition, the September and August totals were revised lower. The September 2023 unemployment rate climbed to 3.9%, its highest level since January 2022, as the labor force contracted.

The close of the fiscal year saw U.S. third-quarter gross domestic product increase at an annualized rate of 4.9%. That marked the fastest pace since the fourth quarter of 2021. This increase was largely propelled by notable upticks in personal consumption, government spending and inventory accumulation.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Floating Rate (Class A) returned 8.51%, excluding any sales charges. By comparison, its benchmark, the Credit Suisse Leveraged Loan Index, returned 11.56%.

STRATEGY REVIEW

Security selection within the consumer non-durables and health care sectors contributed to performance during the fiscal year. However, selection and allocation within consumer durables and information technology detracted from performance. Cash held by the Fund throughout the fiscal year also detracted as the loan market rallied during much of the fiscal year.

From a ratings standpoint, selection within BBs and allocation within single Bs contributed to performance, while selection within single Bs and CCCs detracted. Also, re-organization related equities held by the Fund have not traded well post-emergence in the past fiscal year and also detracted from returns. Reorganization situations can take many quarters to play out.

With respect to positioning and themes, overweights included a number of sub-sectors within consumer and domestically focused sectors. This includes consumer non-durables, food, packaging, gaming and retail. The sub-adviser has continued to have a fairly positive view on the U.S. consumer over the long-term, while recognizing inflation has been causing increasing headwinds. Spending patterns have remained fairly strong, especially for travel and leisure names and household consumables.

Examples of underweights included certain industrial and more commodity-type sectors such as chemicals, manufacturing, transportation and energy. Underweights were largely due to concerns that the economy may be nearing the later stages of the cycle. Information technology has also been a key underweight as the sector is generally lower quality with many unhedged, floating rate capital structures that could struggle with higher-for-longer interest rates. With respect to ratings allocation, the sub-adviser increased weighting to BBs near the end of the fiscal year with a reduced weighting to single Bs. The Fund remained underweight to CCCs throughout the period.

Jason P. Felderman, CFA

Zach Halstead

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	3.40%	1.85%	2.70%	10/31/2013
Class A (NAV)	8.51%	2.84%	3.20%	10/31/2013
Credit Suisse Leveraged Loan Index (A)	11.56%	4.32%	4.25%
Class C (POP)	6.71%	2.09%	2.45%	10/31/2013
Class C (NAV)	7.71%	2.09%	2.45%	10/31/2013
Class I (NAV)	8.85%	3.08%	3.42%	10/31/2013
Class I2 (NAV)	8.86%	3.12%	3.49%	10/31/2013
(A) The Credit Suisse Leveraged Loan Index is an index designed to mirror the investable universe of the dollar denominated leveraged loan market.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to risks associated with high yield bonds. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$1,038.40	$5.04	$1,020.30	$4.94	0.97%
Class C	1,000.00	1,034.60	8.76	1,016.70	8.59	1.69
Class I	1,000.00	1,040.30	3.07	1,022.20	3.01	0.59
Class I2	1,000.00	1,040.30	3.12	1,022.20	3.06	0.60

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

(D)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

(unaudited)

Asset Allocation	Percentage of Net Assets
Loan Assignments	86.8%
Repurchase Agreement	5.3
Corporate Debt Securities	4.2
Asset-Backed Securities	1.7
Exchange-Traded Funds	1.0
Other Investment Company	0.7
Common Stocks	0.4
Preferred Stock	0.0 *
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	4.07
Duration †	0.23

Credit Quality ‡	Percentage of Net Assets
AAA	7.0%
BBB	3.0
BB	25.9
B	56.1
CCC and Below	4.2
Not Rated	3.9
Net Other Assets (Liabilities)	(0.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 1.7%
Anchorage Capital CLO 11 Ltd. Series 2019-11A, Class AR, 3-Month Term SOFR + 1.40%, 6.81% (A), 07/22/2032 (B)	$1,000,000	$991,977
Apidos CLO XXXI Ltd. Series 2019-31A, Class A1R, 3-Month Term SOFR + 1.36%, 6.76% (A), 04/15/2031 (B)	1,000,000	996,275
Symphony CLO XIX Ltd. Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 6.62% (A), 04/16/2031 (B)	954,286	947,523

Total Asset-Backed Securities (Cost $2,939,024)		2,935,775

CORPORATE DEBT SECURITIES - 4.2%
Commercial Services & Supplies - 0.7%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.63%, 06/01/2028 (B)	200,000	162,978
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75%, 04/15/2026 (B)	1,000,000	971,615

		1,134,593

Containers & Packaging - 0.5%
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.38%, 10/15/2028 (B)	500,000	424,832
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (B)	500,000	439,745

		864,577

Health Care Providers & Services - 0.5%
Tenet Healthcare Corp.
4.25%, 06/01/2029	769,000	658,108
4.63%, 06/15/2028	200,000	177,917

		836,025

Hotels, Restaurants & Leisure - 0.6%
Caesars Entertainment, Inc. 6.25%, 07/01/2025 (B)	1,000,000	985,349

IT Services - 0.3%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (B)	750,000	618,249

Media - 0.9%
CSC Holdings LLC 5.38%, 02/01/2028 (B)	750,000	597,225
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (B)	250,000	194,754
6.75%, 10/15/2027 (B)	760,000	685,649

		1,477,628

Personal Care Products - 0.5%
Coty, Inc. 5.00%, 04/15/2026 (B)	1,000,000	955,370

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals - 0.1%
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (B)	$ 250,000	$ 215,935

Wireless Telecommunication Services - 0.1%
Altice France SA 5.50%, 01/15/2028 (B)	250,000	185,758

Total Corporate Debt Securities (Cost $8,040,306)		7,273,484

LOAN ASSIGNMENTS - 86.8%
Automobile Components - 0.8%
First Brands Group LLC Term Loan, 6-Month Term SOFR + 5.00%, 10.88% (A), 03/30/2027	1,449,564	1,427,216

Beverages - 0.5%
Badger Buyer Corp. Term Loan B, 1-Month Term SOFR + 3.50%, 8.94% (A), 09/30/2024	423,414	360,431
Naked Juice LLC Term Loan, 3-Month Term SOFR + 3.25%, 8.74% (A), 01/24/2029	493,750	453,201

		813,632

Broadline Retail - 0.1%
Highline Aftermarket Acquisition LLC Term Loan B, 1-Month Term SOFR + 4.50%, 9.92% (A), 11/09/2027	258,375	255,468

Building Products - 1.6%
ACProducts, Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 9.90% (A), 05/17/2028	637,850	504,813
Griffon Corp. Term Loan B, 3-Month Term SOFR + 2.25%, 7.79% (A), 01/24/2029	472,449	470,205
Janus International Group LLC Term Loan B, 3-Month Term SOFR + 3.25%, 8.76% (A), 08/03/2030	500,000	495,156
Tamko Building Products LLC Term Loan, 3-Month Term SOFR + 3.50%, 8.90% (A), 09/20/2030	1,192,422	1,186,460

		2,656,634

Capital Markets - 1.3%
Deerfield Dakota Holding LLC Term Loan B, 3-Month Term SOFR + 3.75%, 9.14% (A), 04/09/2027	732,532	706,893
FinCo I LLC Term Loan, 3-Month Term SOFR + 3.00%, 8.38% (A), 06/27/2029	399,000	398,501

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Capital Markets (continued)
Russell Investments US Institutional Holdco, Inc. Term Loan, TBD, 05/30/2025 (C) (D)	$ 360,000	$ 340,725
Victory Capital Holdings, Inc.
Term Loan B,
3-Month Term SOFR + 2.25%, 7.77% (A), 07/01/2026	6,084	6,069
3-Month Term SOFR + 2.25%, 7.77% (A), 12/29/2028	742,574	737,315

		2,189,503

Chemicals - 0.8%
LSF11 A5 Holdco LLC
Term Loan,
1-Month Term SOFR + 3.50%, 8.94% (A), 10/15/2028	472,037	458,820
Term Loan B,
1-Month Term SOFR + 4.25%, 9.67% (A), 10/15/2028	498,750	488,463
SCIH Salt Holdings, Inc. Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 03/16/2027	498,446	490,970

		1,438,253

Commercial Services & Supplies - 7.9%
ADMI Corp.
Term Loan B2,
1-Month Term SOFR + 3.38%, 8.81% (A), 12/23/2027	438,750	393,595
Term Loan B3,
1-Month Term SOFR + 3.75%, 9.19% (A), 12/23/2027	390,994	351,894
APX Group, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, Prime Rate + 2.25%, 8.92% - 10.75% (A), 07/10/2028	992,405	990,699
Asurion LLC
Term Loan B10,
1-Month Term SOFR + 4.00%, 9.42% (A), 08/19/2028	495,000	471,720
Term Loan B9,
1-Month Term SOFR + 3.25%, 8.69% (A), 07/31/2027	1,074,944	1,024,556
BIFM CA Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.94% (A), 06/01/2026	494,832	491,430
Corporation Service Co. Term Loan B, 1-Month Term SOFR + 3.25%, 8.67% (A), 11/02/2029	516,300	515,977
Creative Artists Agency LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.82% (A), 11/27/2028	1,219,188	1,213,601

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Garda World Security Corp. Term Loan B, 3-Month Term SOFR + 4.25%, 9.75% (A), 10/30/2026	$ 1,500,000	$ 1,493,204
GFL Environmental, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 2.50%, 7.91% (A), 05/31/2027	951,846	951,608
GTCR W Merger Sub LLC Term Loan B, TBD, 09/20/2030 (C) (D)	250,000	247,902
Kingpin Intermediate Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.82% (A), 02/08/2028	1,631,958	1,611,049
LRS Holdings LLC Term Loan B, 1-Month Term SOFR + 4.25%, 9.69% (A), 08/31/2028	1,179,000	1,158,859
Spin Holdco, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.66% (A), 03/04/2028	945,179	804,140
TruGreen LP Term Loan, 1-Month Term SOFR + 4.00%, 9.42% (A), 11/02/2027	952,729	891,754
WIN Waste Innovations Holdings, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 8.19% (A), 03/24/2028	956,602	850,579

		13,462,567

Communications Equipment - 1.2%
Avaya, Inc. Term Loan, 1-Month Term SOFR + 8.50%, 13.82% (A), 08/01/2028 (E)	1,194,381	1,034,633
CommScope, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 04/06/2026	1,169,161	1,004,016

		2,038,649

Construction & Engineering - 2.5%
Centuri Group, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.94% (A), 08/27/2028	435,415	434,326
Osmose Utilities Services, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 06/23/2028	1,334,846	1,306,147
Pike Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 8.44% (A), 01/21/2028	1,465,614	1,461,783

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Construction & Engineering (continued)
VM Consolidated, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 03/24/2028	$ 1,057,015	$ 1,057,180

		4,259,436

Construction Materials - 0.8%
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month Term SOFR + 2.63%, 8.06% (A), 02/01/2027	1,091,503	1,088,774
Term Loan B,
1-Month Term SOFR + 2.75%, 8.19% (A), 03/19/2029	344,750	344,427

		1,433,201

Consumer Staples Distribution & Retail - 1.3%
Quirch Foods Holdings LLC Term Loan, 3-Month Term SOFR + 4.75%, 10.45% (A), 10/27/2027	974,805	967,087
US Foods, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.94% (A), 11/22/2028	1,202,500	1,203,502

		2,170,589

Containers & Packaging - 7.9%
Altium Packaging LLC Term Loan B, 1-Month Term SOFR + 2.75%, 8.19% (A), 02/03/2028	993,632	975,356
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 5.00%, 6-Month Term SOFR + 5.00%, 10.63% - 10.90% (A), 12/07/2025	636,140	518,454
Berlin Packaging LLC Term Loan B5, 1-Month Term SOFR + 3.75%, 3-Month Term SOFR + 3.75%, 9.18% - 9.40% (A), 03/11/2028	972,594	948,454
Canister International Group, Inc. Term Loan B, 1-Month Term SOFR + 4.75%, 10.17% (A), 12/21/2026	1,212,941	1,212,183
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 4.18%, 9.60% (A), 04/13/2029	1,431,875	1,382,271
Graham Packaging Co., Inc. Term Loan, 1-Month Term SOFR + 3.00%, 8.44% (A), 08/04/2027	1,578,302	1,560,743
Klockner-Pentaplast of America, Inc. Term Loan B, 6-Month Term SOFR + 4.73%, 10.48% (A), 02/12/2026	585,000	550,778

	Principal	Value

LOAN ASSIGNMENTS (continued)
Containers & Packaging (continued)
Plastipak Packaging, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.92% (A), 12/01/2028	$ 919,122	$ 914,854
Plaze, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 08/03/2026	243,125	233,603
Pregis TopCo Corp.
1st Lien Term Loan,
1-Month Term SOFR + 3.75%, 9.07% (A), 07/31/2026	1,304,107	1,288,621
Term Loan,
1-Month Term SOFR + 3.75%, 9.19% (A), 07/31/2026	367,500	364,744
Proampac PG Borrower LLC Term Loan, Prime Rate + 3.50%, 12.00% (A), 09/15/2028	1,212,093	1,195,427
Reynolds Group Holdings, Inc.
Term Loan B,
1-Month Term SOFR + 3.25%, 8.69% (A), 09/24/2028	245,000	243,545
Term Loan B2,
1-Month Term SOFR + 3.25%, 8.69% (A), 02/05/2026	574,206	572,372
Tosca Services LLC Term Loan, 3-Month Term SOFR + 3.50%, 9.14% (A), 08/18/2027	690,288	561,895
Trident TPI Holdings, Inc. Term Loan B3, 3-Month Term SOFR + 4.00%, 9.65% (A), 09/15/2028	979,984	966,305

		13,489,605

Diversified Consumer Services - 0.4%
Pre-Paid Legal Services, Inc. Term Loan, 1-Month Term SOFR + 3.50%, 8.84% (A), 12/15/2028	733,934	716,371

Diversified Telecommunication Services - 0.8%
CenturyLink, Inc. Term Loan B, 1-Month Term SOFR + 2.25%, 7.69% (A), 03/15/2027	283,259	211,294
Global Tel*Link Corp. 1st Lien Term Loan, 2-Month Term SOFR + 4.25%, 3-Month Term SOFR + 4.25%, 9.78% (A), 11/29/2025	811,850	782,674
Zayo Group Holdings, Inc. Term Loan, 1-Month Term SOFR + 3.00%, 8.44% (A), 03/09/2027	500,000	420,312

		1,414,280

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Electric Utilities - 0.2%
Generation Bridge Northeast LLC Term Loan B, 1-Month Term SOFR + 4.25%, 9.63% (A), 08/22/2029	$ 298,908	$ 298,908

Electrical Equipment - 0.3%
C&D Technologies, Inc. Term Loan B, 1-Month Term SOFR + 5.75%, 11.19% (A), 12/20/2025	528,380	505,099

Electronic Equipment, Instruments & Components - 1.5%
Electro Rent Corp. Term Loan, 3-Month Term SOFR + 5.50%, 11.00% (A), 11/01/2024 (C)	1,117,519	1,039,293
GoTo Group, Inc. Term Loan B, 3-Month Term SOFR + 4.75%, 10.28% (A), 08/31/2027	861,405	537,840
Roper Industrial Products Investment Co. LLC Term Loan, 3-Month Term SOFR + 4.50%, 9.89% (A), 11/22/2029	1,044,750	1,042,138

		2,619,271

Financial Services - 1.5%
AlixPartners LLP Term Loan B, 1-Month Term SOFR + 2.75%, 8.19% (A), 02/04/2028	1,486,033	1,483,867
Avolon TLB Borrower 1 LLC Term Loan B6, 1-Month Term SOFR + 2.50%, 7.84% (A), 06/22/2028	245,641	245,487
Castlelake Aviation Ltd. Term Loan B, 3-Month Term SOFR + 2.75%, 8.42% (A), 10/22/2026	708,786	706,817
Fly Funding II SARL Term Loan B, 3-Month LIBOR + 1.75%, 7.38% (A), 08/11/2025	89,124	84,445
NBG Acquisition, Inc. Term Loan, TBD, 04/26/2024 (C) (D) (F) (G)	443,904	11,098

		2,531,714

Food Products - 3.5%
8th Avenue Food & Provisions, Inc.
1st Lien Term Loan,
1-Month Term SOFR + 3.75%, 9.19% (A), 10/01/2025	844,400	795,636
Term Loan,
1-Month Term SOFR + 4.75%, 10.19% (A), 10/01/2025	490,000	461,621
B&G Foods, Inc. Term Loan B4, 1-Month Term SOFR + 2.50%, 7.83% (A), 10/10/2026	988,034	964,876

	Principal	Value

LOAN ASSIGNMENTS (continued)
Food Products (continued)
Chef’s Warehouse Leasing Co. LLC Term Loan B, 1-Month Term SOFR + 4.75%, 10.17% (A), 08/23/2029	$ 163,562	$ 163,664
Del Monte Foods, Inc. Term Loan, 1-Month Term SOFR + 4.25%, Prime Rate + 3.25%, 9.68% - 11.75% (A), 05/16/2029	639,635	617,568
Nomad Foods US LLC Term Loan B4, 6-Month Term SOFR + 3.00%, 8.47% (A), 11/13/2029	1,980,000	1,977,525
Shearer’s Foods, Inc. Term Loan, 1-Month Term SOFR + 3.50%, 8.94% (A), 09/23/2027	414,052	412,693
Upfield BV Term Loan B7, 6-Month Term SOFR + 3.00%, 8.21% (A), 01/02/2028	625,000	606,770

		6,000,353

Ground Transportation - 0.7%
Avis Budget Car Rental LLC Term Loan C, 1-Month Term SOFR + 3.50%, 8.92% (A), 03/16/2029	1,221,301	1,220,079

Health Care Equipment & Supplies - 1.2%
Bausch & Lomb Corp. Term Loan, 3-Month Term SOFR + 3.25%, 8.76% (A), 05/10/2027	641,875	613,258
Carestream Dental Equipment, Inc. 1st Lien Term Loan, 3-Month LIBOR + 3.25%, 8.98% (A), 09/01/2024	389,155	323,972
Medline Borrower LP Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 10/23/2028	950,525	943,505
YI LLC 1st Lien Term Loan, 1-Month Term SOFR + 4.00%, 9.32% (A), 11/07/2024	217,338	214,893

		2,095,628

Health Care Providers & Services - 5.5%
AHP Health Partners, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.94% (A), 08/24/2028	1,375,506	1,373,787
Charlotte Buyer, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 5.25%, 10.59% (A), 02/11/2028	1,290,250	1,274,767
Dermatology Intermediate Holdings III, Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 9.63% (A), 03/30/2029 (E)	987,800	979,157

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Elanco Animal Health, Inc. Term Loan B, 1-Month Term SOFR + 1.75%, 7.16% (A), 08/01/2027	$ 287,002	$ 279,958
Heartland Dental LLC Term Loan B, 1-Month Term SOFR + 5.00%, 10.33% (A), 04/28/2028	498,750	483,075
ICON Luxembourg SARL Term Loan, 3-Month Term SOFR + 2.25%, 7.90% (A), 07/03/2028	302,321	302,359
Midwest Physician Administrative Services LLC Term Loan, 3-Month Term SOFR + 3.25%, 8.90% (A), 03/12/2028	613,157	572,995
Packaging Coordinators Midco, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.50%, 9.15% (A), 11/30/2027	455,310	449,334
Pearl Intermediate Parent LLC 1st Lien Term Loan, TBD, 02/14/2025 (C) (D)	250,000	249,469
PetVet Care Centers LLC Term Loan B3, 1-Month Term SOFR + 3.50%, 8.92% (A), 02/14/2025	599,685	598,560
Quorum Health Corp. Term Loan, 3-Month Term SOFR + 8.25%, 13.76% (A), 04/29/2025 (C)	1,083,330	649,998
Radnet Management, Inc. Term Loan, 3-Month Term SOFR + 3.00%, 8.50% (A), 04/21/2028	1,659,528	1,651,748
Sound Inpatient Physicians Term Loan B, 3-Month Term SOFR + 3.00%, 8.64% (A), 06/27/2025	489,978	143,686
Star Parent, Inc. Term Loan B, 3-Month LIBOR + 4.00%, 9.39% (A), 09/27/2030	500,000	476,406

		9,485,299

Health Care Technology - 0.6%
Athenahealth Group, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.58% (A), 02/15/2029	1,100,429	1,061,914

Hotels, Restaurants & Leisure - 8.0%
1011778 BC ULC Term Loan B5, 1-Month Term SOFR + 2.25%, 7.57% (A), 09/20/2030	1,000,000	992,000

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Bally’s Corp. Term Loan B, 3-Month Term SOFR + 3.25%, 8.93% (A), 10/02/2028	$ 833,355	$ 775,020
Caesars Entertainment Corp. Term Loan B, 1-Month Term SOFR + 3.25%, 8.67% (A), 02/06/2030	547,250	544,428
Carnival Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 8.34% (A), 08/08/2027	498,750	488,775
Dave & Buster’s, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 06/29/2029	997,500	995,284
Flynn Restaurant Group LP Term Loan B, 1-Month Term SOFR + 4.25%, 9.69% (A), 12/01/2028	953,527	947,965
Hilton Grand Vacations Borrower LLC Term Loan B, 1-Month Term SOFR + 2.75%, 8.19% (A), 08/02/2028	731,107	730,193
IRB Holding Corp. Term Loan B, 1-Month Term SOFR + 3.00%, 8.42% (A), 12/15/2027	979,975	968,338
PENN Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 8.17% (A), 05/03/2029	1,333,125	1,330,095
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.50%, 8.91% (A), 04/04/2029	1,251,686	1,230,172
Scientific Games International, Inc. Term Loan, 1-Month Term SOFR + 3.00%, 8.43% (A), 04/14/2029	2,271,250	2,263,139
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 3.00%, 8.44% (A), 08/25/2028	924,823	922,125
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 8.19% (A), 05/18/2025	1,599,646	1,596,047

		13,783,581

Household Durables - 0.8%
Libbey Glass, Inc. Term Loan, 1-Month Term SOFR + 6.50%, 11.94% (A), 11/22/2027	558,177	524,687
Solis IV BV Term Loan B1, 3-Month Term SOFR + 3.50%, 8.89% (A), 02/26/2029	987,500	931,336

		1,456,023

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Household Products - 0.5%
Energizer Holdings, Inc. Term Loan, 1-Month Term SOFR + 2.25%, 7.70% (A), 12/22/2027	$ 786,935	$ 783,984

Independent Power & Renewable Electricity Producers - 0.8%
Calpine Construction Finance Co. LP Refinance Term Loan B, 1-Month Term SOFR + 2.25%, 7.57% (A), 07/31/2030	1,428,125	1,415,629

Insurance - 1.7%
Alliant Holdings Intermediate LLC Term Loan B5, 1-Month Term SOFR + 3.50%, 8.83% (A), 11/05/2027	992,500	988,711
Broadstreet Partners, Inc. Term Loan B2, TBD, 01/27/2027 (C) (D)	1,076,078	1,064,084
Hub International Ltd. Term Loan B, 3-Month Term SOFR + 4.25%, 9.66% (A), 06/20/2030	776,511	775,981

		2,828,776

IT Services - 0.9%
Conduent Business Services LLC Term Loan B, 1-Month Term SOFR + 4.25%, 9.69% (A), 10/16/2028	342,843	340,486
Peraton Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 02/01/2028	757,554	741,456
Tempo Acquisition LLC Term Loan B, 1-Month Term SOFR + 2.75%, 8.07% (A), 08/31/2028	453,592	452,863

		1,534,805

Leisure Products - 0.3%
Recess Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.38% (A), 03/29/2027	500,000	496,875

Life Sciences Tools & Services - 0.7%
Parexel International Corp. 1st Lien Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 11/15/2028	1,300,188	1,283,285

Machinery - 3.3%
Chart Industries, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 8.66% (A), 03/15/2030	646,751	644,325
Columbus McKinnon Corp. Term Loan B, 3-Month Term SOFR + 2.75%, 8.42% (A), 05/14/2028	419,219	418,695

	Principal	Value

LOAN ASSIGNMENTS (continued)
Machinery (continued)
CPM Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.83% (A), 09/28/2028	$ 182,342	$ 182,058
Filtration Group Corp. Term Loan, 1-Month Term SOFR + 3.50%, 8.94% (A), 10/21/2028	1,960,000	1,944,075
Harsco Corp. Term Loan, 1-Month Term SOFR + 2.25%, 7.69% (A), 03/10/2028	734,972	715,449
Hillman Group, Inc. Term Loan B1, 1-Month Term SOFR + 2.75%, 8.19% (A), 07/14/2028	368,790	367,605
Madison IAQ LLC Term Loan, 1-Month Term SOFR + 3.25%, 8.70% (A), 06/21/2028	497,455	478,890
SPX Flow, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.92% (A), 04/05/2029	914,984	905,834

		5,656,931

Media - 7.3%
ABG Intermediate Holdings 2 LLC Term Loan B1, 1-Month Term SOFR + 3.50%, 8.92% (A), 12/21/2028	1,036,875	1,033,727
Arches Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.67% (A), 12/06/2027	504,891	489,474
Cogeco Communications Finance LP Term Loan B, 1-Month Term SOFR + 2.50%, 7.94% (A), 09/01/2028	482,601	473,098
Coral-US Co-Borrower LLC Term Loan B6, 1-Month Term SOFR + 3.00%, 8.45% (A), 10/15/2029	706,917	699,848
CSC Holdings LLC Term Loan B6, 1-Month Term SOFR + 4.50%, 9.83% (A), 01/18/2028	484,709	451,789
Diamond Sports Group LLC 2nd Lien Term Loan, TBD, 08/24/2026 (C) (D) (F) (G)	401,590	4,518
EW Scripps Co. Term Loan B2, 1-Month Term SOFR + 2.56%, 8.00% (A), 05/01/2026	189,091	184,269
MH Sub I LLC Term Loan, 1-Month Term SOFR + 4.25%, 9.57% (A), 05/03/2028	1,472,951	1,405,822

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media (continued)
Mission Broadcasting, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.94% (A), 06/02/2028	$ 639,068	$ 638,869
NEP/NCP Holdco, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 10/20/2025	761,956	684,617
Nexstar Broadcasting, Inc. Term Loan B4, 1-Month Term SOFR + 2.50%, 7.94% (A), 09/18/2026	471,791	471,348
Simon & Schuster, Inc. Term Loan B, TBD, 09/27/2030 (C) (D)	450,000	447,187
Sinclair Television Group, Inc.
Term Loan B2B,
1-Month Term SOFR + 2.50%, 7.94% (A), 09/30/2026	970,987	811,988
Term Loan B4,
1-Month Term SOFR + 3.75%, 9.17% (A), 04/21/2029	246,875	167,721
Univision Communications, Inc.
1st Lien Term Loan B,
1-Month Term SOFR + 3.25%, 8.69% (A), 03/15/2026	729,395	723,126
Term Loan B,
1-Month Term SOFR + 3.25%, 8.69% (A), 01/31/2029	147,750	145,164
UPC Financing Partnership Term Loan AX, 1-Month Term SOFR + 3.00%, 8.45% (A), 01/31/2029	1,477,285	1,448,531
Virgin Media Bristol LLC Term Loan Q, 1-Month Term SOFR + 3.25%, 8.70% (A), 01/31/2029	1,482,278	1,452,170
Ziggo Financing Partnership Term Loan I, 1-Month Term SOFR + 2.50%, 7.95% (A), 04/30/2028	769,000	751,591

		12,484,857

Metals & Mining - 0.3%
Arsenal AIC Parent LLC Term Loan, 3-Month Term SOFR + 4.50%, 9.88% (A), 08/18/2030	500,000	498,541

Oil, Gas & Consumable Fuels - 1.9%
Apro LLC Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 11/14/2026	970,033	968,518
BW Gas & Convenience Holdings LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.94% (A), 03/31/2028	1,089,814	1,076,191

	Principal	Value

LOAN ASSIGNMENTS (continued)
Oil, Gas & Consumable Fuels (continued)
Delek US Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 8.92% (A), 11/19/2029	$ 790,515	$ 783,174
EG Group Ltd. Term Loan B, 2-Month Term SOFR + 4.25%, 9.66% (A), 03/31/2026	393,058	373,896
Prairie ECI Acquiror LP Term Loan B, 1-Month Term SOFR + 4.75%, 10.17% (A), 03/11/2026	2,163	2,155

		3,203,934

Paper & Forest Products - 0.8%
Domtar Corp. Term Loan B, 1-Month Term SOFR + 5.50%, 10.95% (A), 11/30/2028	960,852	954,046
Spectrum Group Buyer, Inc. Term Loan B, 3-Month Term SOFR + 6.50%, 11.95% (A), 05/19/2028	523,209	491,816

		1,445,862

Passenger Airlines - 0.2%
United Airlines, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 9.19% (A), 04/21/2028	388,010	388,697

Personal Care Products - 0.6%
KDC/ONE Development Corp., Inc. Term Loan B, 1-Month Term SOFR + 5.00%, 10.32% (A), 08/15/2028	500,000	480,000
Kronos Acquisition Holdings, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 9.40% (A), 12/22/2026	638,280	624,185

		1,104,185

Pharmaceuticals - 1.5%
Bausch Health Cos., Inc. Term Loan B, 1-Month Term SOFR + 5.25%, 10.69% (A), 02/01/2027	703,125	546,178
Curium BidCo SARL Term Loan B, 3-Month Term SOFR + 4.50%, 9.89% (A), 07/31/2029	794,259	790,288
Grifols Worldwide Operations USA, Inc. Term Loan B, 1-Month Term SOFR + 2.00%, 7.42% (A), 11/15/2027	500,000	485,859
Organon & Co. Term Loan, 1-Month Term SOFR + 3.00%, 8.45% (A), 06/02/2028	622,312	619,200

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Pharmaceuticals (continued)
PRA Health Sciences, Inc. Term Loan, 3-Month Term SOFR + 2.25%, 7.90% (A), 07/03/2028	$ 75,324	$ 75,333

		2,516,858

Professional Services - 1.7%
Dun & Bradstreet Corp. Term Loan B2, 1-Month Term SOFR + 3.00%, 8.33% (A), 01/18/2029	882,797	880,590
KUEHG Corp. Term Loan, 3-Month Term SOFR + 5.00%, 10.39% (A), 06/12/2030	500,000	499,018
NAB Holdings LLC Term Loan, 3-Month Term SOFR + 3.00%, 8.54% (A), 11/23/2028	498,731	494,813
TransUnion LLC Term Loan B6, 1-Month Term SOFR + 2.25%, 7.69% (A), 12/01/2028	619,597	618,286
VT Topco, Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 9.66% (A), 08/09/2030	500,000	498,375

		2,991,082

Real Estate Management & Development - 0.5%
Cushman & Wakefield US Borrower LLC
Term Loan,
1-Month Term SOFR + 3.25%, 8.67% (A), 01/31/2030	741,294	706,083
Term Loan B,
1-Month Term SOFR + 2.75%, 8.19% (A), 08/21/2025	72,667	72,440

		778,523

Semiconductors & Semiconductor Equipment - 0.4%
MKS Instruments, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.82% (A), 08/17/2029	636,013	629,493

Software - 6.7%
AppLovin Corp. Term Loan B, 1-Month Term SOFR + 3.10%, 8.42% (A), 10/25/2028	246,250	245,327
Banff Merger Sub, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 10/02/2025	479,193	478,483
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 4.00%, 9.41% (A), 07/06/2029	1,488,750	1,479,276
Ceridian HCM Holding, Inc. Term Loan B, 1-Month Term SOFR + 2.50%, 7.94% (A), 04/30/2025	682,276	681,565

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Cornerstone OnDemand, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 10/16/2028	$ 738,750	$ 696,734
Epicor Software Corp. Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 07/30/2027	1,400,711	1,392,686
Magenta Buyer LLC 1st Lien Term Loan, 3-Month Term SOFR + 5.00%, 10.64% (A), 07/27/2028	1,113,752	765,704
Mitchell International, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 10/15/2028	250,000	243,636
Open Text Corp. Term Loan B, 1-Month Term SOFR + 2.75%, 8.17% (A), 01/31/2030	971,580	971,059
Polaris Newco LLC Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 06/02/2028	592,351	558,513
Rackspace Technology Global, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 8.21% (A), 02/15/2028	1,580,438	694,207
Sophia LP
Term Loan B,
1-Month Term SOFR + 3.50%, 8.92% (A), 10/07/2027	1,264,785	1,246,445
1-Month Term SOFR + 4.25%, 9.57% (A), 10/07/2027	493,750	487,270
SS&C Technologies, Inc.
Term Loan B5,
1-Month Term SOFR + 1.75%, 7.19% (A), 04/16/2025	418,697	418,361
Term Loan B6,
1-Month Term SOFR + 2.25%, 7.67% (A), 03/22/2029	160,605	160,419
Term Loan B7,
1-Month Term SOFR + 2.25%, 7.67% (A), 03/22/2029	254,412	254,118
Ultimate Software Group, Inc. Term Loan, 3-Month Term SOFR + 3.25%, 8.76% (A), 05/04/2026	678,431	674,445

		11,448,248

Specialty Retail - 3.6%
Great Outdoors Group LLC Term Loan B1, 1-Month Term SOFR + 3.75%, 9.40% (A), 03/06/2028	1,454,620	1,440,983
Mavis Tire Express Services Corp. Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 05/04/2028	989,873	974,252

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Specialty Retail (continued)
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 8.90% (A), 03/03/2028	$ 805,682	$ 785,876
PetSmart, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 02/11/2028	1,163,095	1,148,141
Rent-A-Center, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 3.25%, 8.95% (A), 02/17/2028	1,327,759	1,311,162
WOOF Holdings, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.75%, 9.40% (A), 12/21/2027	667,502	535,670

		6,196,084

Textiles, Apparel & Luxury Goods - 0.6%
Crocs, Inc. Term Loan B, 1-Month Term SOFR + 3.00%, 3-Month Term SOFR + 3.00%, 8.42% - 8.54% (A), 02/20/2029	588,500	588,745
Varsity Brands, Inc. Term Loan, 1-Month Term SOFR + 5.00%, 10.44% (A), 12/15/2026	397,000	380,293

		969,038

Transportation Infrastructure - 0.3%
First Student Bidco, Inc.
Term Loan B,
3-Month Term SOFR + 3.00%, 8.66% (A), 07/21/2028	358,660	347,303
Term Loan C,
3-Month LIBOR + 3.00%, 8.65% (A), 07/21/2028	134,804	130,535

		477,838

Wireless Telecommunication Services - 0.5%
Altice France SA Term Loan B14, 3-Month Term SOFR + 5.50%, 10.89% (A), 08/15/2028	982,178	870,251

Total Loan Assignments (Cost $154,785,254)		148,827,049

	Shares	Value
COMMON STOCKS - 0.4%
Household Durables - 0.1%
API Heat Transfer Intermediate Corp. (G) (H) (I) (J)	889,572	1
LG Parent Holding Co. (G) (H)	30,405	144,424

		144,425

Metals & Mining - 0.0% (K)
Phoenix Services International LLC (G) (H)	14,948	71,003

	Shares	Value
COMMON STOCKS (continued)
Software - 0.2%
Avaya Holdings Corp. (G) (H)	41,536	$ 353,056

Textiles, Apparel & Luxury Goods - 0.1%
Men’s Wearhouse, Inc. (G) (H) (J) (L)	7,650	91,800

Total Common Stocks (Cost $986,531)		660,284

PREFERRED STOCK - 0.0%
Household Durables - 0.0%
API Heat Transfer Intermediate Corp., 0.00% (G) (H) (I) (J)	189,500	0

Total Preferred Stock (Cost $189,500)		0

EXCHANGE-TRADED FUNDS - 1.0%
U.S. Fixed Income Funds - 1.0%
SPDR Blackstone Senior Loan ETF (M)	20,415	848,243
Invesco Senior Loan ETF (M)	40,440	841,152

Total Exchange-Traded Funds (Cost $1,699,795)		1,689,395

OTHER INVESTMENT COMPANY - 0.7%
Securities Lending Collateral - 0.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (N)	1,241,638	1,241,638

Total Other Investment Company (Cost $1,241,638)		1,241,638

	Principal	Value
REPURCHASE AGREEMENT - 5.3%
Fixed Income Clearing Corp., 2.50% (N), dated 10/31/2023, to be repurchased at $9,035,585 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $9,215,734.	$9,034,957	9,034,957

Total Repurchase Agreement (Cost $9,034,957)		9,034,957

Total Investments (Cost $178,917,005)		171,662,582
Net Other Assets (Liabilities) - (0.1)%		(216,623)

Net Assets - 100.0%		$171,445,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$2,935,775	$—	$2,935,775
Corporate Debt Securities	—	7,273,484	—	7,273,484
Loan Assignments	—	148,827,049	—	148,827,049
Common Stocks	—	568,483	91,801	660,284
Preferred Stock	—	—	0	0
Exchange-Traded Funds	1,689,395	—	—	1,689,395
Other Investment Company	1,241,638	—	—	1,241,638
Repurchase Agreement	—	9,034,957	—	9,034,957

Total Investments	$2,931,033	$168,639,748	$91,801	$171,662,582

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (L)	$—	$—	$91,800	$—

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $9,373,234, representing 5.5% of the Fund’s net assets.
(C)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(D)	All or a portion of the security represents unsettled loan commitments at October 31, 2023 where the rate will be determined at time of settlement.
(E)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Loan Assignments	Avaya, Inc. Term Loan 13.82%, 08/01/2028	04/24/2023 - 09/29/2023	$1,186,995	$1,034,633	0.6%

Loan Assignments	Dermatology Intermediate Holdings III, Inc. Term Loan B 9.63%, 03/30/2029	03/23/2022 - 03/24/2022	969,018	979,157	0.6

Total			$2,156,013	$2,013,790	1.2%

(F)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $15,616, representing less than 0.1% of the Fund’s net assets.
(G)	Non-income producing securities.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2023, the total value of securities is $660,284, representing 0.4% of the Fund’s net assets.
(I)	Securities deemed worthless.
(J)	Securities are Level 3 of the fair value hierarchy.
(K)	Percentage rounds to less than 0.1% or (0.1)%.
(L)	Transferred from Level 2 to 3 due to utilizing significant unobservable inputs. As of prior reporting period, the security utilized significant observable inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(M)	All or a portion of the securities are on loan. The total value of all securities on loan is $1,689,395, collateralized by cash collateral of $1,241,638 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $485,350. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(N)	Rates disclosed reflect the yields at October 31, 2023.
(O)	The Fund recognized transfers in and out of Level 3 as of October 31, 2023. Please reference the Investment Valuation section of the Notes to Schedule of Investments for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
SOFR	Secured Overnight Financing Rate
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $169,882,048) (including securities loaned of $1,689,395)	$162,627,625
Repurchase agreement, at value (cost $9,034,957)	9,034,957
Cash	427,958
Receivables and other assets:
Investments sold	502,007
When-issued, delayed-delivery, forward and TBA commitments sold	2,307,859
Net income from securities lending	4,098
Shares of beneficial interest sold	53,888
Interest	624,983
Total assets	175,583,375

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,241,638
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	2,361,921
Dividends and/or distributions	3,423
Shares of beneficial interest redeemed	368,793
Investment management fees	66,767
Distribution and service fees	16,383
Transfer agent fees	11,660
Trustee and CCO fees	51
Audit and tax fees	44,442
Custody fees	12,928
Legal fees	2,239
Printing and shareholder reports fees	3,217
Registration fees	536
Other accrued expenses	3,418
Total liabilities	4,137,416
Net assets	$171,445,959

Net assets consist of:
Paid-in capital	$228,033,468
Total distributable earnings (accumulated losses)	(56,587,509)
Net assets	$171,445,959

Net assets by class:
Class A	$12,779,414
Class C	15,660,779
Class I	87,230,119
Class I2	55,775,647
Shares outstanding (unlimited shares, no par value):
Class A	1,427,227
Class C	1,747,717
Class I	9,790,670
Class I2	6,230,893
Net asset value per share: (A)
Class A	$8.95
Class C	8.96
Class I	8.91
Class I2	8.95
Maximum offering price per share: (B)
Class A	$9.40

(A)	Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$101,035
Interest income	16,739,887
Net income from securities lending	13,175
Total investment income	16,854,097

Expenses:
Investment management fees	1,038,463
Distribution and service fees:
Class A	34,809
Class C	154,446
Transfer agent fees:
Class A	17,540
Class C	15,503
Class I	114,191
Class I2	4,015
Trustee and CCO fees	7,763
Audit and tax fees	46,237
Custody fees	94,398
Legal fees	11,284
Printing and shareholder reports fees	17,175
Registration fees	53,942
Other	20,344
Total expenses before waiver and/or reimbursement and recapture	1,630,110
Expenses waived and/or reimbursed:
Class A	(8,288)
Class C	(6,808)
Class I	(121,100)
Class I2	(9,575)
Recapture of previously waived and/or reimbursed fees:
Class A	1,260
Class C	1,000
Class I	7,646
Class I2	5,605
Net expenses	1,499,850

Net investment income (loss)	15,354,247

Net realized gain (loss) on:
Investments	(9,171,668)

Net change in unrealized appreciation (depreciation) on:
Investments	10,067,190
Unfunded commitment	20,406
Net change in unrealized appreciation (depreciation)	10,087,596
Net realized and change in unrealized gain (loss)	915,928
Net increase (decrease) in net assets resulting from operations	$16,270,175

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$15,354,247	$15,188,452
Net realized gain (loss)	(9,171,668)	(13,751,962)
Net change in unrealized appreciation (depreciation)	10,087,596	(16,585,426)
Net increase (decrease) in net assets resulting from operations	16,270,175	(15,148,936)

Dividends and/or distributions to shareholders:
Class A	(1,070,973)	(599,854)
Class C	(1,078,881)	(470,137)
Class I	(8,718,130)	(4,927,292)
Class I2	(4,324,930)	(9,300,081)
Return of capital:
Class A	—	(6,676)
Class C	—	(5,233)
Class I	—	(54,841)
Class I2	—	(103,509)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(15,192,914)	(15,467,623)

Capital share transactions:
Proceeds from shares sold:
Class A	3,221,337	7,759,646
Class C	2,966,945	6,787,798
Class I	70,517,365	96,792,889
Class I2	—	186,000,000
76,705,647	297,340,333
Dividends and/or distributions reinvested:
Class A	1,060,938	600,591
Class C	1,070,338	472,858
Class I	8,698,833	4,971,123
Class I2	4,324,930	9,396,253
15,155,039	15,440,825
Cost of shares redeemed:
Class A	(7,376,624)	(5,813,299)
Class C	(3,975,004)	(4,386,749)
Class I	(99,957,038)	(97,780,672)
Class I2	—	(270,601,820)
(111,308,666)	(378,582,540)
Automatic conversions:
Class A	254,155	250,912
Class C	(254,155)	(250,912)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(19,447,980)	(65,801,382)
Contributions from affiliate, Transamerica Capital, Inc.:
Class C	—	854	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	3,650	(B)
—	4,504
Net increase (decrease) in net assets	(18,370,719)	(96,413,437)

Net assets:
Beginning of year	189,816,678	286,230,115
End of year	$171,445,959	$189,816,678

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	357,544	831,920
Class C	328,739	732,401
Class I	7,889,044	10,428,586
Class I2	—	19,599,586
	8,575,327	31,592,493
Shares reinvested:
Class A	118,011	65,888
Class C	118,964	51,921
Class I	971,998	546,830
Class I2	481,201	1,023,722
	1,690,174	1,688,361
Shares redeemed:
Class A	(819,749)	(634,926)
Class C	(442,780)	(482,127)
Class I	(11,172,512)	(10,721,273)
Class I2	—	(30,262,065)
	(12,435,041)	(42,100,391)
Automatic conversions:
Class A	28,219	27,448
Class C	(28,200)	(27,433)
	19	15
Net increase (decrease) in shares outstanding:
Class A	(315,975)	290,330
Class C	(23,277)	274,762
Class I	(2,311,470)	254,143
Class I2	481,201	(9,638,757)
	(2,169,521)	(8,819,522)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.91	$9.50		$9.27	$9.61	$9.87

Investment operations:
Net investment income (loss) (A)	0.70	0.34		0.27	0.40	0.48
Net realized and unrealized gain (loss)	0.04	(0.58)		0.27	(0.37)	(0.26)
Total investment operations	0.74	(0.24)		0.54	0.03	0.22
Contributions from affiliate	—	—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.70)	(0.35)		(0.31)	(0.37)	(0.48)
Return of capital	—	(0.00	)(B)	—	—	—
Total dividends and/or distributions to shareholders	(0.70)	(0.35)		(0.31)	(0.37)	(0.48)

Net asset value, end of year	$8.95	$8.91		$9.50	$9.27	$9.61
Total return (C)	8.51%	(2.61)%		5.85%	0.47%	2.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,779	$15,531		$13,805	$13,779	$24,106
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.05%	1.09%		1.15%	1.21%	1.07%
Including waiver and/or reimbursement and recapture	1.00%	1.05%		1.05%	1.05%	1.05%
Net investment income (loss) to average net assets	7.78%	3.71%		2.90%	4.31%	4.94%
Portfolio turnover rate	37%	75%		41%	37%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.92	$9.51		$9.28	$9.62	$9.87

Investment operations:
Net investment income (loss) (A)	0.64	0.27		0.20	0.33	0.41
Net realized and unrealized gain (loss)	0.03	(0.58)		0.27	(0.36)	(0.25)
Total investment operations	0.67	(0.31)		0.47	(0.03)	0.16
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.63)	(0.28)		(0.24)	(0.31)	(0.41)
Return of capital	—	(0.00	)(B)	—	—	—
Total dividends and/or distributions to shareholders	(0.63)	(0.28)		(0.24)	(0.31)	(0.41)

Net asset value, end of year	$8.96	$8.92		$9.51	$9.28	$9.62
Total return (D)	7.71%	(3.33	)%(C)	5.06%	(0.28)%	1.68%

Ratio and supplemental data:
Net assets end of year (000’s)	$15,661	$15,790		$14,222	$12,659	$18,255
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	1.77%	1.83%		1.88%	1.94%	1.81%
Including waiver and/or reimbursement and recapture	1.73%	1.80%		1.80%	1.80%	1.80%
Net investment income (loss) to average net assets	7.08%	2.96%		2.15%	3.58%	4.22%
Portfolio turnover rate	37%	75%		41%	37%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.87		$9.45		$9.23	$9.58	$9.84

Investment operations:
Net investment income (loss) (A)	0.72		0.36		0.29	0.42	0.51
Net realized and unrealized gain (loss)	0.04		(0.57)		0.26	(0.37)	(0.26)
Total investment operations	0.76		(0.21)		0.55	0.05	0.25
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.72)		(0.37)		(0.33)	(0.40)	(0.51)
Return of capital	—		(0.00	)(B)	—	—	—
Total dividends and/or distributions to shareholders	(0.72)		(0.37)		(0.33)	(0.40)	(0.51)

Net asset value, end of year	$8.91		$8.87		$9.45	$9.23	$9.58
Total return	8.85%		(2.29	)%(C)	6.02%	0.60%	2.69%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,230		$107,287		$112,017	$57,185	$99,384
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.78%		0.84%		0.89%	0.95%	0.82%
Including waiver and/or reimbursement and recapture	0.67	%(E)	0.80%		0.80%	0.80%	0.80%
Net investment income (loss) to average net assets	8.07%		3.87%		3.08%	4.58%	5.20%
Portfolio turnover rate	37%		75%		41%	37%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.91	$9.50		$9.27		$9.62	$9.87

Investment operations:
Net investment income (loss)(A)	0.73	0.34		0.28		0.44	0.52
Net realized and unrealized gain (loss)	0.03	(0.56)		0.28		(0.40)	(0.25)
Total investment operations	0.76	(0.22)		0.56		0.04	0.27
Contributions from affiliate	—	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.72)	(0.37)		(0.33)		(0.39)	(0.52)
Return of capital	—	(0.00	)(B)	—		—	—
Total dividends and/or distributions to shareholders	(0.72)	(0.37)		(0.33)		(0.39)	(0.52)

Net asset value, end of year	$8.95	$8.91		$9.50		$9.27	$9.62
Total return	8.86%	(2.32)%		6.13%		0.55%	2.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$55,776	$51,209		$146,186		$10	$81,278
Expenses to average net assets(C)
Excluding waiver and/or reimbursement and recapture	0.68%	0.74%		0.80%		0.85%	0.72%
Including waiver and/or reimbursement and recapture	0.67%	0.74	%(D)	0.80	%(D)	0.80%	0.72%
Net investment income (loss) to average net assets	8.17%	3.72%		2.94%		4.36%	5.30%
Portfolio turnover rate	37%	75%		41%		37%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Floating Rate (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

(“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Exchange-Traded Funds	$1,241,638	$—	$—	$—	$1,241,638
Total Borrowings	$1,241,638	$—	$—	$—	$1,241,638

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Floating rate loans risk: Floating rate loans are often made to borrowers whose financial condition is troubled or highly leveraged. These loans frequently are rated below investment grade and are therefore subject to “High-Yield Debt Securities” risk. There is no public market for floating rate loans and the loans may trade infrequently and be subject to wide bid/ask spreads. Many floating rate loans are subject to restrictions on resale. Floating rate loans may have trade settlement periods in excess of seven days, which may result in the Fund not receiving proceeds from the sale of a loan for an extended period. As a result, the Fund may be subject to greater “Liquidity” risk than a fund that does not invest in floating rate loans and the Fund may be constrained in its ability to meet its obligations (including obligations to redeeming shareholders). The lack of an active trading market may also make it more difficult to value floating rate loans. Rising interest rates can lead to increased default rates as payment obligations increase.

Liquidity risk: The Fund may make investments that are illiquid or that become illiquid after purchase. Illiquid investments can be difficult to value, may trade at a discount from comparable, more liquid investments, and may be subject to wide fluctuations in value. Liquidity risk may be magnified in rising interest rate environments. If the Fund is forced to sell an illiquid investment to meet redemption requests or other cash needs, the Fund may be forced to sell at a substantial loss or may not be able to sell at all. Liquidity of particular investments, or even entire asset classes, including U.S. Treasury securities, can deteriorate rapidly, particularly during times of market turmoil, and those investments may be difficult or impossible for the Fund to sell. This may prevent the Fund from limiting losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 55,685,647	32.48%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective March 1, 2023
First $100 million	0.490%
Over $100 million up to $200 million	0.485
Over $200 million up to $1 billion	0.480
Over $1 billion up to $1.5 billion	0.470
Over $1.5 billion up to $2 billion	0.460
Over $2 billion	0.450
Prior to March 1, 2023
First $1 billion	0.640
Over $1 billion up to $1.5 billion	0.620
Over $1.5 billion up to $2 billion	0.600
Over $2 billion	0.590

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2025.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.97%	March 1, 2025
Class C	1.72	March 1, 2025
Class I	0.72	March 1, 2025
Class I2	0.65	March 1, 2025
Prior to March 1, 2023
Class A	1.05
Class C	1.80
Class I	0.80
Class I2	0.80

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$18,775	$8,058	$8,273	$35,106
Class C	15,302	7,734	6,808	29,844
Class I	104,599	57,134	55,254	216,987
Class I2	—	—	3,970	3,970

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class C certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$24,136	$—
Class C	—	1,996

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 148,233	$ 11,218

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 66,985,150	$ —	$ 86,139,631	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to change in prior year return of capital. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (211)	$ 211

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 179,044,797	$ 620,460	$ (8,002,675)	$ (7,382,215)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 12,145,778	$ 37,221,708

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 15,192,914	$ —	$ —	$ —	$ 15,297,364	$ —	$ —	$ 170,259

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 228,362	$ —	$ —	$ (49,367,486)	$ —	$ (66,170)	$ (7,382,215)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Floating Rate

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Floating Rate (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Floating Rate (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders. The Trustees noted that they had previously approved a reduction to the Fund’s management fee schedule, which took effect on March 1, 2023 and was not fully reflected in the comparative data.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Floating Rate

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA FR 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Government Money Market

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Government Money Market

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,023.50	$3.30	$1,022.00	$3.26	0.64%
Class C	1,000.00	1,019.60	7.26	1,018.10	7.17	1.41
Class I	1,000.00	1,024.80	1.96	1,023.30	1.94	0.38
Class I2	1,000.00	1,025.10	1.65	1,023.60	1.63	0.32
Class I3	1,000.00	1,025.10	1.65	1,023.60	1.63	0.32
Class R2	1,000.00	1,022.60	4.12	1,021.20	4.08	0.80
Class R4	1,000.00	1,024.20	2.58	1,022.70	2.55	0.50

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

(unaudited)

Asset Allocation	Percentage of Net Assets
Repurchase Agreements	55.5%
U.S. Government Agency Obligations	17.7
Short-Term U.S. Government Obligations	14.3
Short-Term U.S. Government Agency Obligations	8.5
U.S. Government Obligations	3.8
Net Other Assets (Liabilities)	0.2
Total	100.0%

Fund Characteristics	Years
Average Maturity §	0.18
Duration †	0.07

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a bank account and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
U.S. GOVERNMENT AGENCY OBLIGATIONS - 17.7%
Federal Farm Credit Banks Funding Corp.
3-Month SOFR + 0.05%, 5.36% (A), 02/20/2024	$10,000,000	$10,000,000
3-Month SOFR + 0.06%, 5.37% (A), 11/22/2023 - 01/10/2024	4,350,000	4,350,000
3-Month SOFR + 0.09%, 5.40% (A), 08/26/2024 - 09/23/2024	6,170,000	6,170,000
3-Month SOFR + 0.10%, 5.41% (A), 08/01/2024	1,175,000	1,175,000
3-Month SOFR + 0.14%, 5.45% (A), 11/07/2024 - 05/27/2025	6,095,000	6,095,000
3-Month SOFR + 0.17%, 5.48% (A), 01/23/2025	2,330,000	2,330,000
Federal Farm Credit Discount Notes 5.51%, 09/19/2024	1,130,000	1,077,482
Federal Home Loan Bank Discount Notes
5.53%, 03/01/2024	885,000	869,190
5.54%, 06/17/2024	500,000	483,318
Federal Home Loan Banks
4.90%, 04/15/2024	3,170,000	3,160,005
SOFR + 0.03%, 5.34% (A), 01/03/2024 - 01/04/2024	8,000,000	8,000,000
SOFR + 0.04%, 5.35% (A), 01/19/2024 - 01/23/2024	10,015,000	10,015,000
3-Month SOFR + 0.04%, 5.35% (A), 01/26/2024 - 02/20/2024	19,025,000	19,025,000
3-Month SOFR + 0.04%, 5.35% (A), 01/29/2024	2,200,000	2,200,000
3-Month SOFR + 0.05%, 5.36% (A), 03/25/2024	3,740,000	3,740,000
3-Month SOFR + 0.11%, 5.42% (A), 10/28/2024	2,100,000	2,100,034
3-Month SOFR + 0.16%, 5.47% (A), 07/21/2025	3,790,000	3,790,000
Federal National Mortgage Association 2.63%, 09/06/2024	1,910,000	1,864,931

Total U.S. Government Agency Obligations (Cost $86,444,960)		86,444,960

U.S. GOVERNMENT OBLIGATIONS - 3.8%
U.S. Treasury - 3.8%
U.S. Treasury Floating Rate Notes
3-Month Treasury Money Market Yield + -0.08%, 5.31% (A), 04/30/2024	4,670,000	4,668,744
3-Month Treasury Money Market Yield + 0.125%, 5.51% (A), 07/31/2025	9,495,000	9,493,440
3-Month Treasury Money Market Yield + 0.20%, 5.58% (A), 01/31/2025	4,500,000	4,500,000

Total U.S. Government Obligations (Cost $18,662,184)		18,662,184

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 8.5%
Federal Farm Credit Discount Notes 4.86% (B), 11/13/2023	335,000	334,481

	Principal	Value

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal Home Loan Bank Discount Notes
4.98% (B), 02/02/2024	$1,570,000	$1,551,019
5.09% (B), 02/09/2024	4,240,000	4,183,702
5.50% (B), 02/09/2024	2,395,000	2,360,139
5.52% (B), 02/15/2024	1,475,000	1,451,895
5.54% (B), 06/10/2024	8,825,000	8,539,291
5.55% (B), 04/15/2024	1,625,000	1,585,287
Federal Home Loan Banks
5.33% (A), 11/09/2023	2,640,000	2,640,000
3-Month SOFR + 0.06%, 5.37% (A), 11/24/2023	7,400,000	7,400,103
3-Month SOFR + 0.07%, 5.38% (A), 11/30/2023	2,200,000	2,200,000
3-Month SOFR + 0.08%, 5.39% (A), 01/24/2024	3,660,000	3,660,000
5.40% (B), 03/27/2024	4,175,000	4,175,000
5.45% (B), 03/08/2024	1,530,000	1,529,662

Total Short-Term U.S. Government Agency Obligations (Cost $41,610,579)		41,610,579

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 14.3%
U.S. Treasury Bills
5.26% (B), 06/13/2024	1,560,000	1,511,932
5.39% (B), 11/02/2023	11,000,000	10,998,385
5.47% (B), 11/24/2023 - 12/05/2023	11,830,000	11,781,232
5.48% (B), 01/04/2024	3,350,000	3,318,674
5.49% (B), 01/11/2024 - 01/18/2024	12,115,000	11,980,083
5.50% (B), 01/02/2024 - 09/05/2024	4,510,000	4,410,284
5.51% (B), 01/23/2024 - 02/22/2024	6,865,000	6,775,617
5.52% (B), 02/06/2024 - 02/13/2024	3,910,000	3,852,492
5.54% (B), 02/13/2024	4,390,000	4,321,960
5.56% (B), 04/04/2024 - 04/18/2024	8,510,000	8,307,966
5.58% (B), 02/29/2024	2,542,400	2,497,061

Total Short-Term U.S. Government Obligations (Cost $69,755,686)		69,755,686

REPURCHASE AGREEMENTS - 55.5%
Barclays Capital, Inc., 5.30% (B), dated 10/31/2023, to be repurchased at $35,005,153 on 11/01/2023. Collateralized by a U.S. Government Obligation, 3.88%, due 03/31/2025, and with a value of $35,700,031.	$35,000,000	35,000,000
BNP Paribas SA, 5.29% (B), dated 10/31/2023, to be repurchased at $30,004,408 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.13% - 5.43%, due 12/19/2023 - 01/31/2028, and with a total value of $30,600,042.	30,000,000	30,000,000
BNP Paribas SA, 5.30% (B), dated 10/31/2023, to be repurchased at $10,001,472 on 11/01/2023. Collateralized by U.S. Government Obligations and U.S. Government Agency Obligations, 0.13% - 6.38%, due 08/15/2027 - 01/20/2051, and with a total value of $10,200,003.	10,000,000	10,000,000

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

REPURCHASE AGREEMENTS (continued)
Citigroup Global Markets, Inc., 5.30% (B), dated 10/31/2023, to be repurchased at $40,005,889 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.38% - 2.13%, due 11/30/2024 - 09/30/2027, and with a total value of $40,800,026.	$40,000,000	$40,000,000
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $1,236,518 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $1,261,165.	1,236,432	1,236,432
Goldman Sachs & Co., 5.29% (B), dated 10/31/2023, to be repurchased at $25,003,674 on 11/01/2023. Collateralized by a U.S. Government Obligation, 0.00% - 2.75%, due 02/28/2025 - 11/15/2039, and with a total value of $25,500,000.	25,000,000	25,000,000
Goldman Sachs & Co., 5.31% (B), dated 10/31/2023, to be repurchased at $9,001,328 on 11/01/2023. Collateralized by a U.S. Government Agency Obligation, 3.00%, due 02/20/2051, and with a value of $9,180,000.	9,000,000	9,000,000
JPMorgan Chase & Co., 5.30% (B), dated 10/31/2023, to be repurchased at $25,003,681 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.25% - 5.32%, due 12/19/2023 - 09/30/2027, and with a total value of $25,500,027.	25,000,000	25,000,000
JPMorgan Chase & Co., 5.31% (B), dated 10/31/2023, to be repurchased at $5,000,738 on 11/01/2023. Collateralized by U.S. Government Agency Obligations, 2.50% - 6.50%, due 06/20/2053 - 05/20/2063, and with a total value of $5,100,001.	5,000,000	5,000,000

	Principal	Value

REPURCHASE AGREEMENTS (continued)
Merrill Lynch & Co., Inc., 5.30% (B), dated 10/31/2023, to be repurchased at $25,003,681 on 11/01/2023. Collateralized by a U.S. Government Obligation, 2.75%, due 07/31/2027, and with a value of $25,500,072.	$25,000,000	$25,000,000
Merrill Lynch & Co., Inc., 5.31% (B), dated 10/31/2023, to be repurchased at $26,003,835 on 11/01/2023. Collateralized by U.S. Government Obligations, 1.13% - 4.50%, due 01/15/2025 - 07/15/2026, and with a total value of $26,520,073.	26,000,000	26,000,000
Toronto-Dominion Bank, 5.30% (B), dated 10/31/2023, to be repurchased at $30,004,417 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.25% - 4.00%, due 05/15/2025 - 06/30/2028, and with a total value of $30,600,058.	30,000,000	30,000,000
Toronto-Dominion Bank, 5.31% (B), dated 10/31/2023, to be repurchased at $10,001,475 on 11/01/2023. Collateralized by a U.S. Government Agency Obligation, 5.00%, due 04/01/2053, and with a value of $10,300,001.	10,000,000	10,000,000

Total Repurchase Agreements (Cost $271,236,432)		271,236,432

Total Investments (Cost $487,709,841)		487,709,841
Net Other Assets (Liabilities) - 0.2%		793,536

Net Assets - 100.0%		$488,503,377

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
U.S. Government Agency Obligations	$—	$86,444,960	$—	$86,444,960
U.S. Government Obligations	—	18,662,184	—	18,662,184
Short-Term U.S. Government Agency Obligations	—	41,610,579	—	41,610,579
Short-Term U.S. Government Obligations	—	69,755,686	—	69,755,686
Repurchase Agreements	—	271,236,432	—	271,236,432

Total Investments	$—	$487,709,841	$—	$487,709,841

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Rates disclosed reflect the yields at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $216,473,409)	$216,473,409
Repurchase agreement, at value (cost $271,236,432)	271,236,432
Receivables and other assets:
Shares of beneficial interest sold	659,906
Interest	587,104
Total assets	488,956,851

Liabilities:
Payables and other liabilities:
Dividends and/or distributions	1,173
Shares of beneficial interest redeemed	11,281
Money market waiver due to investment manager	35
Investment management fees	115,933
Distribution and service fees	245,661
Transfer agent fees	25,036
Trustee and CCO fees	139
Audit and tax fees	20,138
Custody fees	18,521
Legal fees	5,363
Printing and shareholder reports fees	2,280
Registration fees	842
Other accrued expenses	7,072
Total liabilities	453,474
Net assets	$488,503,377

Net assets consist of:
Paid-in capital	$488,504,303
Total distributable earnings (accumulated losses)	(926)
Net assets	$488,503,377

Net assets by class:
Class A	$223,345,179
Class C	6,845,885
Class I	30,372,947
Class I2	2,865,354
Class I3	69,627,771
Class R2	109,842,105
Class R4	45,604,136
Shares outstanding (unlimited shares, no par value):
Class A	223,354,810
Class C	6,842,722
Class I	30,375,305
Class I2	2,864,934
Class I3	69,641,227
Class R2	109,837,038
Class R4	45,606,247
Net asset value per share: (A)
Class A	$1.00
Class C	1.00
Class I	1.00
Class I2	1.00
Class I3	1.00
Class R2	1.00
Class R4	1.00
Maximum offering price per share: (B)
Class A	$1.00
Class R2	1.00

(A)	Net asset value per share for Class C, I, I2, I3, R2 and R4 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A and R2 includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$22,632,999
Total investment income	22,632,999

Expenses:
Investment management fees	1,147,394
Distribution and service fees:
Class A	557,397
Class C	77,861
Class R2	287,869
Class R4	111,301
Transfer agent fees:
Class A	172,961
Class C	8,070
Class I	23,383
Class I2	228
Class I3	4,230
Class R2	76,353
Class R4	3,339
Trustee and CCO fees	16,365
Audit and tax fees	26,152
Custody fees	118,898
Legal fees	28,750
Printing and shareholder reports fees	19,642
Registration fees	85,801
Other	44,844
Total expenses before waiver and/or reimbursement and recapture	2,810,838
Expenses waived and/or reimbursed:
Class A	(235,292)
Class C	(32,713)
Class I	(6,825)
Class R2	(123,801)
Class R4	(77,781)
Recapture of previously waived and/or reimbursed fees:
Class I	2,678
Class R2	198,559
Class R4	868
Net expenses	2,536,531

Net investment income (loss)	20,096,468

Net realized gain (loss) on:
Investments	(656)
Net realized and change in unrealized gain (loss)	(656)
Net increase (decrease) in net assets resulting from operations	$20,095,812

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$20,096,468	$4,127,132
Net realized gain (loss)	(656)	(763)
Net increase (decrease) in net assets resulting from operations	20,095,812	4,126,369

Dividends and/or distributions to shareholders:
Class A	(9,372,493)	(1,850,659)
Class C	(292,147)	(71,278)
Class I	(1,242,055)	(234,547)
Class I2	(134,049)	(26,824)
Class I3	(2,491,498)	(544,488)
Class R2	(4,634,987)	(830,354)
Class R4	(1,928,829)	(596,315)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(20,096,058)	(4,154,465)

Capital share transactions:
Proceeds from shares sold:
Class A	65,493,245	63,682,098
Class C	3,872,746	5,851,565
Class I	13,034,430	28,748,498
Class I2	1,540,948	3,006,076
Class I3	408,806,375	481,502,563
Class R2	11,760,736	36,014,678
Class R4	54,616,126	55,558,298
559,124,606	674,363,776
Dividends and/or distributions reinvested:
Class A	9,345,383	1,847,044
Class C	285,510	70,339
Class I	1,238,204	232,607
Class I2	133,965	26,824
Class I3	2,491,498	544,497
Class R2	4,634,987	830,377
Class R4	1,928,829	596,325
20,058,376	4,148,013
Cost of shares redeemed:
Class A	(93,893,319)	(84,496,059)
Class C	(4,837,162)	(5,298,723)
Class I	(11,219,438)	(26,280,278)
Class I2	(2,221,487)	(3,457,753)
Class I3	(429,426,187)	(478,205,484)
Class R2	(34,429,502)	(33,742,868)
Class R4	(81,445,768)	(58,232,353)
(657,472,863)	(689,713,518)
Automatic conversions:
Class A	1,286,919	1,404,529
Class C	(1,286,919)	(1,404,529)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(78,289,881)	(11,201,729)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	27,790	(A)
—	27,790
Net increase (decrease) in net assets	(78,290,127)	(11,202,035)

Net assets:
Beginning of year	566,793,504	577,995,539
End of year	$488,503,377	$566,793,504

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	65,493,245	63,682,098
Class C	3,872,746	5,851,565
Class I	13,034,430	28,748,498
Class I2	1,540,948	3,006,076
Class I3	408,806,375	481,502,563
Class R2	11,760,736	36,014,678
Class R4	54,616,126	55,558,298
	559,124,606	674,363,776
Shares reinvested:
Class A	9,345,383	1,847,044
Class C	285,510	70,339
Class I	1,238,204	232,607
Class I2	133,965	26,824
Class I3	2,491,498	544,497
Class R2	4,634,987	830,377
Class R4	1,928,829	596,325
	20,058,376	4,148,013
Shares redeemed:
Class A	(93,893,319)	(84,496,059)
Class C	(4,837,162)	(5,298,723)
Class I	(11,219,438)	(26,280,278)
Class I2	(2,221,487)	(3,457,753)
Class I3	(429,426,187)	(478,205,484)
Class R2	(34,429,502)	(33,742,868)
Class R4	(81,445,768)	(58,232,353)
	(657,472,863)	(689,713,518)
Automatic conversions:
Class A	1,286,919	1,404,529
Class C	(1,286,919)	(1,404,529)
	—	—
Net increase (decrease) in shares outstanding:
Class A	(17,767,772)	(17,562,388)
Class C	(1,965,825)	(781,348)
Class I	3,053,196	2,700,827
Class I2	(546,574)	(424,853)
Class I3	(18,128,314)	3,841,576
Class R2	(18,033,779)	3,102,187
Class R4	(24,900,813)	(2,077,730)
	(78,289,881)	(11,201,729)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	(A)	$1.00

Investment operations:
Net investment income (loss) (B)	0.04		0.01		0.00	(C)	0.01		0.02
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.00	)(C)	0.00	(C)	—		—
Total investment operations	0.04		0.01		0.00	(C)	0.01		0.02
Contributions from affiliate	—		—		0.00	(C)(D)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(C)	(0.01	)(A)	(0.02)
Return of capital	—		—		(0.00	)(C)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(C)	(0.01)		(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	4.30%		0.75%		0.28	%(D)	0.53	%(A)	1.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$223,345		$241,113		$258,675		$274,311		$187,635
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.64%		0.62%		0.62%		0.67%		0.65%
Including waiver and/or reimbursement and recapture	0.53%		0.26%		0.01	%(F)	0.40	%(F)	0.73	%(G)
Net investment income (loss) to average net assets	4.20%		0.73%		0.10%		0.48%		1.62%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.00 lower and 0.09% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.18% lower had the affiliate not made additional contributions.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00	(A)	$1.00

Investment operations:
Net investment income (loss) (B)	0.04		0.01		0.00	(C)	0.02		0.01
Net realized and unrealized gain (loss)	(0.00	)(C)	(0.00	)(C)	0.00	(C)	—		—
Total investment operations	0.04		0.01		0.00	(C)	0.02		0.01
Contributions from affiliate	—		—		0.00	(C)(D)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(C)	(0.02	)(A)	(0.01)
Return of capital	—		—		(0.00	)(C)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(C)	(0.02)		(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return (E)	3.83%		0.74%		0.16	%(D)	1.73	%(A)	0.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,846		$8,812		$9,593		$15,475		$9,218
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.42%		1.40%		1.40%		1.44%		1.41%
Including waiver and/or reimbursement and recapture	0.99%		0.27%		0.10	%(F)	0.53	%(F)	1.77	%(G)
Net investment income (loss) to average net assets	3.75%		0.73%		0.01%		1.41%		0.57%

(A)	Distributions to shareholders from Net investment income and Total return information reflect the impact of one or more distributions paid to shareholders related to certain Rule 12b-1 fees that had been paid from the Fund to TCI but had not been subsequently paid from TCI to various service providers. These fees were returned to the Fund and distributed from Net investment income. Please reference the Distribution and service fees section of the Notes to Financial Statements for more information regarding Rule 12b-1 fee payments. The Distributions to shareholders from Net investment income and Total return would have been 0.01 lower and 1.31% lower, respectively, had the Fund not paid out the distribution(s).
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.14% lower had the affiliate not made additional contributions.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.04		0.01		0.00	(B)	0.01		0.02
Net realized and unrealized gain (loss)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	—		—
Total investment operations	0.04		0.01		0.00	(B)	0.01		0.02
Contributions from affiliate	—		0.00	(B)(C)	0.00	(B)(D)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)
Return of capital	—		—		(0.00	)(B)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	4.47%		0.83	%(C)	0.21	%(D)	0.52%		1.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$30,373		$27,320		$24,620		$23,804		$18,213
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.39%		0.42%		0.46%		0.52%		0.50%
Including waiver and/or reimbursement and recapture	0.38%		0.28%		0.00	%(E)(F)	0.31	%(F)	0.48	%(G)
Net investment income (loss) to average net assets	4.40%		0.76%		0.11%		0.48%		1.87%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.10% lower had the affiliate not made additional contributions.
(E)	Rounds to less than 0.01% or (0.01)%.
(F)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(G)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I2
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.04		0.01		0.00	(B)	0.01		0.01
Net realized and unrealized gain (loss)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	—		—
Total investment operations	0.04		0.01		0.00	(B)	0.01		0.01
Contributions from affiliate	—		—		0.00	(B)(C)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.01)
Return of capital	—		—		(0.00	)(B)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.01)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	4.52%		0.79%		0.30	%(C)	0.65%		1.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,865		$3,412		$3,837		$5,378		$5,400
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.32%		0.31%		0.30%		0.33%		0.30%
Including waiver and/or reimbursement and recapture	0.32%		0.21%		0.06	%(D)	0.18	%(D)	0.88	%(E)
Net investment income (loss) to average net assets	4.42%		0.75%		0.05%		0.61%		1.47%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.25% lower had the affiliate not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.04		0.01		0.00	(B)	0.01		0.02
Net realized and unrealized gain (loss)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	—		—
Total investment operations	0.04		0.01		0.00	(B)	0.01		0.02
Contributions from affiliate	—		—		0.00	(B)(C)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)
Return of capital	—		—		(0.00	)(B)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	4.52%		0.79%		0.30	%(C)	0.65%		2.07%

Ratio and supplemental data:
Net assets end of year (000’s)	$69,628		$87,756		$83,914		$85,900		$134,883
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.32%		0.31%		0.30%		0.33%		0.30%
Including waiver and/or reimbursement and recapture	0.32%		0.23%		0.06	%(D)	0.19	%(D)	0.30	%(E)(F)
Net investment income (loss) to average net assets	4.42%		0.72%		0.04%		0.68%		2.02%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.26% lower had the affiliate not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.
(F)	Amounts recaptured by Transamerica Asset Management, Inc. under the voluntary yield waiver in certain cases exceeded the expense limit under the contractual expense arrangement. These earlier recaptures were discontinued by Transamerica Asset Management, Inc. as of March 1, 2019. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

For a share outstanding during the years indicated:	Class R2
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.04		0.01		0.00	(B)	0.00	(B)	0.02
Net realized and unrealized gain (loss)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	0.00	(B)	—
Total investment operations	0.04		0.01		0.00	(B)	0.00	(B)	0.02
Contributions from affiliate	0.04		—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(B)	(0.00	)(B)	(0.02)
Return of capital	—		—		(0.00	)(B)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(B)	(0.00	) (B)	(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	4.13%		0.65%		0.03%		0.35%		1.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$109,842		$127,876		$124,774		$1,017,445		$910,347
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.62%		0.75%		0.86%		0.85%
Including waiver and/or reimbursement and recapture	0.69%		0.36%		0.10	%(C)	0.49	%(C)	0.80%
Net investment income (loss) to average net assets	4.03%		0.65%		0.02%		0.34%		1.54%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$1.00		$1.00		$1.00		$1.00		$1.00

Investment operations:
Net investment income (loss) (A)	0.04		0.01		0.00	(B)	0.01		0.02
Net realized and unrealized gain (loss)	(0.00	)(B)	(0.00	)(B)	0.00	(B)	—		—
Total investment operations	0.04		0.01		0.00	(B)	0.01		0.02
Contributions from affiliate	—		—		0.00	(B)(C)	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)
Return of capital	—		—		(0.00	)(B)	—		—
Total dividends and/or distributions to shareholders	(0.04)		(0.01)		(0.00	)(B)	(0.01)		(0.02)

Net asset value, end of year	$1.00		$1.00		$1.00		$1.00		$1.00
Total return	4.44%		0.81%		0.34	%(C)	0.60%		1.86%

Ratio and supplemental data:
Net assets end of year (000’s)	$45,604		$70,505		$72,583		$91,021		$117,731
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.57%		0.56%		0.55%		0.58%		0.55%
Including waiver and/or reimbursement and recapture	0.40%		0.19%		0.01	%(D)	0.24	%(D)	0.50%
Net investment income (loss) to average net assets	4.33%		0.80%		0.10%		0.59%		1.85%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate. The amount of contributions on a per share basis was immaterial to the class. The Total Return would have been 0.24% lower had the affiliate not made additional contributions.
(D)	Transamerica Asset Management, Inc. or any of its affiliates may voluntarily waive fees and/or reimburse expenses of the class in an effort to prevent the class’s yield from falling below zero. Any such voluntary waiver or expense reimbursement may be discontinued by Transamerica Asset Management, Inc. or its affiliates at any time. Transamerica Asset Management, Inc. is entitled to reimbursement by the class of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. See the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Government Money Market (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers seven classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R2 and Class R4.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

Effective as of March 31, 2021, the Fund closed to most new investors. The following investors may continue to purchase Fund shares after the close date: existing Fund investors, investors exchanging shares of another Transamerica fund for shares in the same class of the fund, asset allocation funds and other investment products in which the Fund is currently an underlying investment option, retirement plans in which the Fund is a plan option, and any plan that is or becomes a part of a multiple plan exchange recordkeeping that includes the Fund as a plan option. The Fund will remain closed until further notice. The Fund reserves the right to modify the foregoing terms of the closure at any time and to accept or reject any investment for any reason.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, sales charges, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Fund values all security positions using amortized cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Government money market fund risk: The Fund operates as a “government” money market portfolio under applicable federal regulations. The Fund continues to use the special pricing and valuation conventions that currently facilitate a stable share price of $1.00, although there is no guarantee that the Fund will be able to maintain a $1.00 share price. The Fund does not currently intend to avail itself of the ability to impose “liquidity fees” on Fund redemptions, as permitted under Rule 2a-7. However, the Board reserves the right, with notice to shareholders, to change this policy, thereby permitting the Fund to impose such fees in the future.

Repurchase agreements risk: In a repurchase agreement, the Fund purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Fund at a later date, and at a specified price. The securities purchased serve as the Fund’s collateral for the obligation of the counterparty to repurchase the securities. If the

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

counterparty does not repurchase the securities, the Fund is entitled to sell the securities, but the Fund may not be able to sell them for the price at which they were purchased, thus causing a loss. If the counterparty becomes insolvent, there is some risk that the Fund will not have a right to the securities, or the immediate right to sell the securities.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by TLIC and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 225,053,506	46.07%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.24%
Over $1 billion up to $3 billion	0.22
Over $3 billion	0.21

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.73%	March 1, 2024
Class C	1.48	March 1, 2024
Class I, Class I2, Class I3	0.38	March 1, 2024
Class R2	0.80	March 1, 2024
Class R4	0.50	March 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Additionally, TAM or any of its affiliates may voluntarily waive fees and/or reimburse expenses of one or more classes of the Fund to such level(s) as the Trust’s officers may reasonably determine from time to time in an effort to prevent the Fund’s yield from falling below zero. Any such voluntary waiver or expense reimbursement is in addition to any contractual expense limitation arrangements in effect from time to time and may be discontinued by TAM or its affiliates at any time. TAM is entitled to reimbursement by the applicable class(es) of the Fund of amounts voluntarily waived and/or reimbursed during the previous 36 months so long as the reimbursement does not result in the class’s effective daily yield being negative. Any such reimbursement may result in the class’s expenses exceeding the contractual expense cap for the class. TAM or its affiliates may request that financial intermediaries reduce or waive amounts payable to those intermediaries with respect to services rendered to the Fund or its shareholders, and those reductions or waivers may reduce the amounts waived and/or reimbursed by TAM under the contractual and/or voluntary waiver arrangements with respect to the Fund. There can be no assurance that the Fund will be able to prevent a negative yield.

Voluntarily waived and/or reimbursed expenses related to the maintenance of the yield are included in Expenses waived and/or reimbursed, and amounts recaptured by TAM under the voluntary yield waiver are included in Recapture of previously waived and/or reimbursed fees, in each case included in the Statement of Operations included in this shareholder report. The actual expense ratio of each class of the Fund, including any amounts waived and/or reimbursed and any amounts recaptured under the voluntary yield waiver, are shown in the “Ratio and supplemental data” section in the Fund’s Financial Highlights in this shareholder report. For the year ended October 31, 2023, TAM contributed additional amounts to the Fund in connection with the maintenance of the yield, and these amounts are reflected as Contributions from affiliate within the Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the 36-month year ended October 31, 2023, the amounts waived by TAM due to the maintenance of the yield are as follows:

	Amounts Waived
	2021	2022	2023	Total
Class A	$861,188	$294,623	$—	$1,155,811
Class C	44,085	12,485	—	56,570
Class I	89,234	27,018	—	116,252
Class I2	11,874	3,419	—	15,293
Class I3	174,055	58,843	—	232,898
Class R2	2,314,197	239,724	—	2,553,921
Class R4	185,733	41,957	—	227,690

As of October 31, 2023, the balances available for recapture by TAM due to the maintenance of the yield are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$742,230	$1,556,035	$—	$2,298,265
Class C	44,082	58,793	—	102,875
Class I	64,155	179,740	—	243,895
Class I2	9,918	23,404	—	33,322
Class I3	144,872	485,645	—	630,517
Class R2	2,269,319	590,630	—	2,859,949
Class R4	113,678	554,358	—	668,036

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month year ended October 31, 2023, the amounts waived from financial intermediaries are as follows:

	Amounts Waived
	2021 (A)	2022 (A)	2023 (A)	Total
Class A	$834,825	$632,929	$235,292	$1,703,046
Class C	129,367	98,168	32,713	260,248
Class I	—	12,197	—	12,197
Class R2	1,289,238	317,789	123,417	1,730,444
Class R4	191,958	186,607	46,157	424,722

(A)	Not subject to recapture.

For the 36-month year ended October 31, 2023, the amounts waived by TAM due to the operating expense limitation are as follows:

	Amounts Waived
	2021	2022	2023	Total
Class C	$591	$—	$—	$591
Class I	22,106	8,605	6,825	37,536
Class R2	112,397	—	384	112,781
Class R4	48,230	45,788	31,624	125,642

As of October 31, 2023, the balances available for recapture by TAM due to the operating expense limitation are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$22,106	$8,605	$6,825	$37,536
Class R2	112,397	—	384	112,781
Class R4	48,230	45,788	31,624	125,642

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R2	0.25
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class I3.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class C	$—	$800

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 212,803	$ 17,837

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 487,709,841	$ —	$ —	$ —

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ —	$ 656

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:			2022 Distributions Paid From:
Ordinary Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Long-Term Capital Gain	Return of Capital
$ 20,096,058	$ —	$ —	$ 4,154,465	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 903	$ —	$ —	$ (656)	$ —	$ (1,173)	$ —

8. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Government Money Market

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Government Money Market (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Government Money Market (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and BlackRock Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions. The Board also considered that the Fund is closed to most new investors.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against a peer universe of comparable mutual funds, as prepared by Broadridge, for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period, in line with the median for the past 1- and 5-year periods and below the median for the past 10-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Board also noted that the Fund converted from a “prime” to a “government” money market fund as of May 1, 2016. The Board further noted the relatively close spread in performance among the money market funds in the peer universe over certain periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Government Money Market

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA GOVT MM 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica High Yield Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica High Yield Bond

(unaudited)

MARKET ENVIRONMENT

The main macroeconomic story of the fiscal year ended October 31, 2023, revolved around the U.S. Federal Reserve’s (“Fed”) efforts to tame inflation amid a persistently strong labor market. The Fed continued its steady stream of rate increases, pushing its target fed-funds rate from between 3.75% and 4.00% in November 2022 to between 5.25% and 5.50% in July 2023. At that point, policy makers hit the pause button as they surveyed the economic landscape. As of the end of the Fund’s fiscal year, that holding pattern continued.

Inflation eased for much of the fiscal year. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023. Energy prices continued to foster inflation in September, though to a lesser degree than during the previous month.

The core personal consumption expenditures deflator – the Fed’s preferred measure of inflation – stood at 3.7% in September 2023, its lowest level since May 2021 but above the Fed’s 2.0% target.

Meanwhile, the labor market was resilient throughout the latter part of 2022 and the first half of 2023, but cracks began to show in October 2023 as monthly payroll growth cooled to 150,000 jobs, which was weaker than expected. In addition, the September and August totals were revised lower. The September 2023 unemployment rate climbed to 3.9%, its highest level since January 2022, as the labor force contracted.

The close of the fiscal year saw U.S. third-quarter gross domestic product increase at an annualized rate of 4.9%. That marked the fastest pace since the fourth quarter of 2021. This increase was largely propelled by notable upticks in personal consumption, government spending and inventory accumulation.

PERFORMANCE

For the year ended October 31, 2023, Transamerica High Yield Bond (Class A) returned 3.10%, excluding any sales charges. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 6.23%.

STRATEGY REVIEW

The Fund’s performance was driven by a combination of security selection and allocation decisions. By ratings, security selection in B-rated bonds detracted as certain company specific credit situations weighed on performance. The Fund’s underweight to securities rated CCC and below also detracted from performance as the lower-quality holdings rallied and outpaced the overall high yield market. Conversely, the exposure in BBs contributed positively due to strong selection as well as the underweight allocation and avoidance of certain longer-duration bonds. By sub-sector, the largest contributors included consumer non-cyclicals, finance companies and capital goods, primarily due to strong security selection. The largest detractors by sub-sector included communications, banking and technology.

With respect to positioning and themes, the Fund was positioned with an up-in-quality focus throughout the fiscal year. In this environment, the sub-adviser favored higher-quality bonds and was cautious on lower-quality credit as reflected by the underweight to CCCs and below.

By sector, overweights during the period included certain sub-sectors within capital goods and basic industry, as well as certain financials as well as other sectors. These included packaging, metals and mining, paper, banking, certain consumer sectors such as automotive, as well as others. Examples of underweights included finance companies, technology, transportation, certain consumer cyclicals, such as retail, as well as aerospace/defense, and chemicals. Underweights were largely due to some idiosyncratic fundamental concerns and what the sub-adviser viewed as relatively unattractive valuations in certain industries and credits.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer, Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(1.76)%	0.74%	2.32%	06/14/1985
Class A (NAV)	3.10%	1.72%	2.83%	06/14/1985
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	6.23%	3.04%	3.86%
Class C (POP)	1.66%	1.05%	2.12%	11/11/2002
Class C (NAV)	2.64%	1.05%	2.12%	11/11/2002
Class I (NAV)	3.83%	2.18%	3.19%	11/30/2009
Class I2 (NAV)	3.85%	2.20%	3.27%	11/08/2004
Class I3 (NAV)	3.85%	2.20%	2.54%	03/24/2017
Class R (NAV)	3.33%	1.69%	2.02%	03/24/2017
Class R4 (NAV)	3.59%	1.91%	2.26%	03/24/2017
Class R6 (NAV)	3.85%	2.20%	2.88%	05/29/2015

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Interest rates may go up, causing the value of the Fund’s investments to decline. Changes, in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$991.10	$5.07	$1,020.20	$5.09	1.00%
Class C	1,000.00	987.50	8.71	1,016.50	8.74	1.72
Class I	1,000.00	992.30	3.05	1,022.20	3.06	0.60
Class I2	1,000.00	992.50	3.00	1,022.20	3.01	0.59
Class I3	1,000.00	992.50	3.00	1,022.20	3.01	0.59
Class R	1,000.00	989.90	5.58	1,019.70	5.60	1.10
Class R4	1,000.00	992.50	4.32	1,020.90	4.33	0.85
Class R6	1,000.00	992.50	3.00	1,022.20	3.01	0.59

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	93.5%
Other Investment Company	5.7
Repurchase Agreement	3.1
Loan Assignments	1.4
Common Stocks	0.2
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.88
Duration †	3.54

Credit Quality ‡	Percentage of Net Assets
AAA	3.1%
BBB	9.7
BB	44.6
B	34.0
CCC and Below	6.3
Not Rated	6.2
Net Other Assets (Liabilities)	(3.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 93.5%
Aerospace & Defense - 1.3%
TransDigm, Inc.
4.88%, 05/01/2029	$7,340,000	$6,359,854
5.50%, 11/15/2027	3,158,000	2,939,986
6.88%, 12/15/2030 (A)	3,089,000	2,982,615
Triumph Group, Inc.
7.75%, 08/15/2025 (B)	2,660,000	2,527,000
9.00%, 03/15/2028 (A)	6,042,000	5,869,221

		20,678,676

Automobile Components - 2.9%
Adient Global Holdings Ltd.
7.00%, 04/15/2028 (A)	442,000	435,072
8.25%, 04/15/2031 (A)	854,000	831,026
Clarios Global LP 6.75%, 05/15/2025 (A)	1,881,000	1,866,070
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/2026 (A)	3,086,000	3,013,650
6.75%, 05/15/2028 (A)	2,187,000	2,122,718
8.50%, 05/15/2027 (A)	5,527,000	5,444,701
Dana Financing Luxembourg SARL 5.75%, 04/15/2025 (A)	3,572,000	3,473,579
Dana, Inc.
4.25%, 09/01/2030	224,000	177,291
4.50%, 02/15/2032	3,422,000	2,679,768
5.38%, 11/15/2027	3,051,000	2,786,042
5.63%, 06/15/2028 (B)	1,580,000	1,431,875
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	2,303,000	2,118,685
5.00%, 05/31/2026	3,153,000	2,977,364
5.00%, 07/15/2029 (B)	2,932,000	2,519,058
9.50%, 05/31/2025	4,988,000	5,045,362
ZF North America Capital, Inc.
4.75%, 04/29/2025 (A)	4,650,000	4,483,886
6.88%, 04/14/2028 (A)	3,142,000	3,043,541
7.13%, 04/14/2030 (A)	2,016,000	1,951,495

		46,401,183

Automobiles - 2.1%
Ford Motor Co. 6.10%, 08/19/2032 (B)	849,000	786,030
Ford Motor Credit Co. LLC
2.70%, 08/10/2026	1,636,000	1,465,883
3.37%, 11/17/2023	2,850,000	2,846,134
3.38%, 11/13/2025	3,066,000	2,865,888
4.00%, 11/13/2030	4,118,000	3,389,955
4.39%, 01/08/2026	6,119,000	5,801,604
4.95%, 05/28/2027	1,741,000	1,633,025
5.13%, 06/16/2025	1,398,000	1,359,858
6.95%, 03/06/2026	3,381,000	3,388,227
7.35%, 11/04/2027 - 03/06/2030	10,150,000	10,228,474

		33,765,078

Banks - 2.6%
Barclays PLC Fixed until 11/02/2025, 7.33% (C), 11/02/2026	5,028,000	5,085,890
Citigroup, Inc.
Fixed until 12/10/2025 (D), 4.00% (C)	1,351,000	1,159,000
Fixed until 09/12/2024 (D), 5.00% (B) (C)	7,285,000	6,894,896

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Deutsche Bank AG
Fixed until 10/14/2030, 3.73% (C), 01/14/2032	$ 2,552,000	$ 1,851,078
Fixed until 10/30/2025 (D), 6.00% (C)	1,400,000	1,127,154
Fixed until 11/10/2032, 7.08% (C), 02/10/2034	3,935,000	3,473,226
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (C), 06/01/2032 (A)	5,148,000	3,665,715
5.71%, 01/15/2026 (A)	4,247,000	4,028,777
7.00%, 11/21/2025 (A)	918,000	922,415
Fixed until 06/20/2053, 7.78% (C), 06/20/2054 (A)	1,000,000	871,226
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	2,997,000	2,929,362
JPMorgan Chase & Co. Fixed until 02/01/2025 (D), 4.60% (C)	5,397,000	5,037,178
Lloyds Banking Group PLC
Fixed until 06/27/2024 (D), 7.50% (C)	2,830,000	2,757,785
Fixed until 08/15/2032, 7.95% (C), 11/15/2033	1,400,000	1,422,223

		41,225,925

Beverages - 0.5%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	9,880,000	8,335,855

Building Products - 1.7%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	7,763,000	6,677,965
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A)	4,847,000	3,858,505
5.00%, 03/01/2030 (A)	1,455,000	1,264,672
6.38%, 06/15/2032 (A)	4,001,000	3,654,396
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (A)	4,881,000	4,566,078
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	6,056,000	4,427,551
Standard Industries, Inc.
3.38%, 01/15/2031 (A)	2,209,000	1,671,966
4.38%, 07/15/2030 (A)	1,080,000	882,672
5.00%, 02/15/2027 (A)	847,000	782,862

		27,786,667

Capital Markets - 0.3%
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	4,744,000	4,079,692
4.63%, 11/15/2027 (A)	862,000	788,151

		4,867,843

Chemicals - 1.9%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	2,406,000	1,625,112
Avient Corp. 7.13%, 08/01/2030 (A)	1,820,000	1,748,797
Eagle Intermediate Global Holding BV/Eagle US Finance LLC 7.50%, 05/01/2025 (A) (B)	7,289,000	4,847,185

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
NOVA Chemicals Corp.
4.25%, 05/15/2029 (A) (B)	$ 2,304,000	$ 1,703,562
4.88%, 06/01/2024 (A)	3,383,000	3,325,765
5.25%, 06/01/2027 (A)	8,969,000	7,576,130
Olin Corp.
5.00%, 02/01/2030 (B)	3,224,000	2,772,132
5.13%, 09/15/2027	2,530,000	2,319,502
5.63%, 08/01/2029 (B)	2,971,000	2,700,847
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (A)	4,359,000	1,832,994

		30,452,026

Commercial Services & Supplies - 3.9%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A)	6,965,000	5,966,723
5.75%, 07/15/2027 (A) (B)	5,099,000	4,679,906
Benteler International AG 10.50%, 05/15/2028 (A) (B)	4,771,000	4,805,512
Covanta Holding Corp.
4.88%, 12/01/2029 (A)	3,270,000	2,550,600
5.00%, 09/01/2030	2,988,000	2,308,541
Garda World Security Corp.
4.63%, 02/15/2027 (A)	3,632,000	3,238,898
6.00%, 06/01/2029 (A)	3,770,000	2,874,297
9.50%, 11/01/2027 (A)	2,315,000	2,103,635
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	11,060,000	10,359,601
Hertz Corp.
4.63%, 12/01/2026 (A)	593,000	496,708
5.00%, 12/01/2029 (A) (B)	6,663,000	4,784,294
Stericycle, Inc. 5.38%, 07/15/2024 (A)	4,184,000	4,130,905
United Rentals North America, Inc.
3.75%, 01/15/2032	2,679,000	2,130,226
4.00%, 07/15/2030	3,783,000	3,178,914
6.00%, 12/15/2029 (A)	4,888,000	4,696,431
WW International, Inc. 4.50%, 04/15/2029 (A) (B)	8,041,000	5,025,625

		63,330,816

Communications Equipment - 0.5%
CommScope, Inc.
4.75%, 09/01/2029 (A)	5,888,000	4,020,797
6.00%, 03/01/2026 (A)	2,419,000	2,030,547
8.25%, 03/01/2027 (A) (B)	3,879,000	1,622,489

		7,673,833

Construction & Engineering - 1.5%
Abengoa Abenewco 2 SA
1.50%, 10/26/2024 (A) (E) (F) (G)	2,054,420	10,272
1.50%, 10/26/2024 (A) (E) (F) (G) (H) (I) (J)	2,023,470	0
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	3,195,000	2,530,512
6.63%, 01/15/2028 (A)	5,164,000	4,725,060
Beazer Homes USA, Inc.
5.88%, 10/15/2027	2,476,000	2,209,830
6.75%, 03/15/2025	6,011,000	5,944,699
7.25%, 10/15/2029	4,896,000	4,466,687

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
KB Home 7.25%, 07/15/2030	$ 2,128,000	$ 2,042,880
Meritage Homes Corp.
5.13%, 06/06/2027	1,221,000	1,153,845
6.00%, 06/01/2025	1,376,000	1,349,141

		24,432,926

Construction Materials - 0.6%
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028 (A)	9,570,000	8,851,701

Consumer Staples Distribution & Retail - 1.1%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP
3.25%, 03/15/2026 (A)	1,240,000	1,145,380
3.50%, 03/15/2029 (A)	4,871,000	4,153,379
4.63%, 01/15/2027 (A)	6,888,000	6,455,801
6.50%, 02/15/2028 (A)	5,098,000	5,005,180
7.50%, 03/15/2026 (A)	1,067,000	1,082,964

		17,842,704

Containers & Packaging - 5.6%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (G)	3,332,216	1,940,537
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25%, 09/01/2028 (A)	4,240,000	3,452,858
4.00%, 09/01/2029 (A) (B)	7,457,000	5,610,772
6.00%, 06/15/2027 (A)	947,000	894,911
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25%, 08/15/2027 (A) (B)	5,269,000	3,828,511
Ball Corp.
2.88%, 08/15/2030	9,642,000	7,522,308
6.00%, 06/15/2029	736,000	704,003
6.88%, 03/15/2028	3,334,000	3,324,676
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A) (B)	2,189,000	2,077,636
5.38%, 01/15/2028 (A)	2,675,000	2,417,308
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (A)	4,280,000	3,888,122
Crown Americas LLC/Crown Americas Capital Corp. VI 4.75%, 02/01/2026	11,677,000	11,229,589
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (A)	6,853,000	5,871,619
3.75%, 02/01/2030 (A)	2,945,000	2,407,948
4.13%, 08/15/2024	2,036,000	1,984,897
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/2026 (A)	3,042,000	2,858,123
OI European Group BV 4.75%, 02/15/2030 (A)	2,197,000	1,869,449
Owens-Brockway Glass Container, Inc.
6.38%, 08/15/2025 (A)	1,400,000	1,365,924
7.25%, 05/15/2031 (A)	2,867,000	2,619,721
Pactiv Evergreen Group Issuer LLC/Pactiv Evergreen Group Issuer, Inc. 4.38%, 10/15/2028 (A)	255,000	216,664

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	$ 8,042,000	$ 7,072,859
Sealed Air Corp.
5.50%, 09/15/2025 (A)	865,000	836,884
6.88%, 07/15/2033 (A)	6,113,000	5,730,938
Sealed Air Corp./Sealed Air Corp. US 6.13%, 02/01/2028 (A)	2,263,000	2,155,149
Trivium Packaging Finance BV
5.50%, 08/15/2026 (A)	5,992,000	5,431,613
8.50%, 08/15/2027 (A) (B)	2,419,000	2,018,152

		89,331,171

Diversified REITs - 1.4%
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	6,819,000	6,001,741
6.00%, 04/15/2025 (A) (B)	1,297,000	1,260,295
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (A)	3,660,000	2,996,430
SBA Communications Corp.
3.13%, 02/01/2029	4,941,000	4,085,180
3.88%, 02/15/2027	2,527,000	2,301,376
VICI Properties LP/VICI Note Co., Inc.
3.88%, 02/15/2029 (A)	2,448,000	2,078,183
4.63%, 06/15/2025 (A)	1,508,000	1,448,404
5.75%, 02/01/2027 (A)	2,194,000	2,099,688

		22,271,297

Diversified Telecommunication Services - 2.5%
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (A)	1,852,000	1,597,696
6.00%, 01/15/2030 (A) (B)	2,433,000	1,831,314
6.75%, 05/01/2029 (A) (B)	5,181,000	4,102,828
8.75%, 05/15/2030 (A)	280,000	266,749
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	1,500,000	1,341,300
6.63%, 08/01/2026 (B)	4,494,000	3,808,570
Iliad Holding SASU
6.50%, 10/15/2026 (A)	3,021,000	2,823,233
7.00%, 10/15/2028 (A)	4,021,000	3,639,431
Intelsat Jackson Holdings SA 8.50%, 10/15/2024 (A) (H) (I) (J)	3,274,000	0
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	4,524,000	2,310,384
3.75%, 07/15/2029 (A)	7,153,000	3,637,617
4.25%, 07/01/2028 (A)	5,648,000	3,193,791
10.50%, 05/15/2030 (A) (B)	7,207,000	7,215,057
Telecom Italia Capital SA
6.00%, 09/30/2034	2,724,000	2,240,133
6.38%, 11/15/2033	3,223,000	2,748,599

		40,756,702

Electric Utilities - 0.5%
Elwood Energy LLC 8.16%, 07/05/2026	1,171,918	996,130
Vistra Operations Co. LLC
4.38%, 05/01/2029 (A)	3,383,000	2,872,950
5.00%, 07/31/2027 (A)	4,312,000	3,944,298
5.63%, 02/15/2027 (A)	630,000	592,886

		8,406,264

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electrical Equipment - 0.4%
Energizer Holdings, Inc.
4.38%, 03/31/2029 (A)	$ 3,419,000	$ 2,813,324
6.50%, 12/31/2027 (A)	4,638,000	4,323,408

		7,136,732

Electronic Equipment, Instruments & Components - 0.3%
Sensata Technologies BV 4.00%, 04/15/2029 (A)	3,040,000	2,585,639
Sensata Technologies, Inc.
3.75%, 02/15/2031 (A)	667,000	533,718
4.38%, 02/15/2030 (A)	1,907,000	1,611,837

		4,731,194

Energy Equipment & Services - 1.2%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/2028 (A)	5,145,000	4,778,419
CSI Compressco LP/CSI Compressco Finance, Inc.
7.50%, 04/01/2025 (A) (B)	3,244,000	3,138,570
7.50%, 04/01/2025 (A)	1,546,000	1,495,755
PIK Rate 3.50%, Cash Rate 10.00%, 04/01/2026 (A) (G)	3,997,963	3,545,250
Sunnova Energy Corp.
5.88%, 09/01/2026 (A) (B)	3,865,000	3,120,987
11.75%, 10/01/2028 (A) (B)	3,859,000	3,290,477

		19,369,458

Financial Services - 2.0%
Ally Financial, Inc. Fixed until 06/13/2028, 6.99% (C), 06/13/2029	5,603,000	5,358,019
ILFC E-Capital Trust I 3-Month Term SOFR + 1.81%, 7.21% (C), 12/21/2065 (A)	17,977,000	13,227,750
ILFC E-Capital Trust II 3-Month Term SOFR + 2.06%, 7.46% (C), 12/21/2065 (A) (B)	3,354,000	2,494,025
Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/2029 (A)	5,642,000	5,541,075
United Wholesale Mortgage LLC
5.50%, 04/15/2029 (A)	2,256,000	1,901,312
5.75%, 06/15/2027 (A)	3,595,000	3,271,198

		31,793,379

Food Products - 1.4%
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	600,000	570,881
6.00%, 06/15/2030 (A)	1,844,000	1,730,040
Kraft Heinz Foods Co.
5.00%, 06/04/2042	1,959,000	1,622,464
6.88%, 01/26/2039	1,374,000	1,393,989
Pilgrim’s Pride Corp. 3.50%, 03/01/2032	4,170,000	3,176,706
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	2,950,000	2,387,230
4.63%, 04/15/2030 (A)	3,632,000	3,041,394
5.50%, 12/15/2029 (A)	8,718,000	7,732,394
5.63%, 01/15/2028 (A)	1,347,000	1,252,759

		22,907,857

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Equipment & Supplies - 0.6%
Kedrion SpA 6.50%, 09/01/2029 (A) (B)	$ 4,887,000	$ 4,068,428
Medline Borrower LP 3.88%, 04/01/2029 (A)	7,027,000	5,941,185

		10,009,613

Health Care Providers & Services - 5.3%
Acadia Healthcare Co., Inc. 5.00%, 04/15/2029 (A)	6,757,000	6,024,225
AdaptHealth LLC
4.63%, 08/01/2029 (A)	705,000	526,988
5.13%, 03/01/2030 (A) (B)	1,284,000	972,630
6.13%, 08/01/2028 (A)	6,454,000	5,294,214
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A)	681,000	574,812
4.00%, 03/15/2031 (A)	1,071,000	875,607
CHS/Community Health Systems, Inc.
5.25%, 05/15/2030 (A)	6,375,000	4,536,641
6.88%, 04/15/2029 (A)	674,000	278,301
8.00%, 03/15/2026 (A)	6,545,000	5,987,189
DaVita, Inc.
3.75%, 02/15/2031 (A)	8,411,000	6,046,055
4.63%, 06/01/2030 (A)	5,473,000	4,275,953
Encompass Health Corp.
4.50%, 02/01/2028	1,922,000	1,732,743
4.63%, 04/01/2031	638,000	531,112
4.75%, 02/01/2030	1,802,000	1,557,026
5.75%, 09/15/2025	5,224,000	5,077,658
HCA, Inc.
5.38%, 02/01/2025	3,103,000	3,069,665
5.88%, 02/15/2026 - 02/01/2029	4,331,000	4,273,897
7.50%, 11/06/2033	441,000	451,332
Heartland Dental LLC/Heartland Dental Finance Corp. 10.50%, 04/30/2028 (A)	4,211,000	4,047,318
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	6,021,000	5,358,448
Tenet Healthcare Corp.
4.25%, 06/01/2029	5,086,000	4,352,587
4.88%, 01/01/2026	4,401,000	4,218,637
5.13%, 11/01/2027	5,698,000	5,260,247
6.13%, 10/01/2028 (B)	6,816,000	6,315,501
6.13%, 06/15/2030	3,193,000	2,955,699

		84,594,485

Health Care REITs - 0.2%
MPT Operating Partnership LP/MPT Finance Corp. 3.50%, 03/15/2031	5,743,000	3,482,520

Hotel & Resort REITs - 0.5%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	2,350,000	2,115,470
7.50%, 06/01/2025 (A)	5,523,000	5,469,361

		7,584,831

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 9.9%
1011778 BC ULC/New Red Finance, Inc.
3.88%, 01/15/2028 (A)	$ 2,072,000	$ 1,849,856
4.00%, 10/15/2030 (A)	3,274,000	2,681,549
Boyd Gaming Corp. 4.75%, 06/15/2031 (A)	1,160,000	962,806
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	7,349,000	6,400,197
Caesars Entertainment, Inc.
4.63%, 10/15/2029 (A) (B)	6,737,000	5,536,963
6.25%, 07/01/2025 (A)	7,691,000	7,578,316
7.00%, 02/15/2030 (A)	478,000	461,406
Carnival Corp.
6.00%, 05/01/2029 (A) (B)	8,030,000	6,784,739
7.00%, 08/15/2029 (A)	590,000	578,556
7.63%, 03/01/2026 (A)	1,588,000	1,547,636
10.50%, 06/01/2030 (A)	4,563,000	4,629,707
Carnival Holdings Bermuda Ltd. 10.38%, 05/01/2028 (A)	1,725,000	1,837,884
CDI Escrow Issuer, Inc. 5.75%, 04/01/2030 (A)	5,466,000	4,884,777
Churchill Downs, Inc. 6.75%, 05/01/2031 (A)	2,906,000	2,680,785
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	3,842,000	3,441,488
5.38%, 05/01/2025 (A)	420,000	412,945
5.75%, 05/01/2028 (A)	493,000	472,421
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (A)	6,167,000	4,885,604
5.00%, 06/01/2029 (A)	2,959,000	2,477,978
International Game Technology PLC
4.13%, 04/15/2026 (A)	1,429,000	1,344,657
5.25%, 01/15/2029 (A)	1,938,000	1,761,018
6.25%, 01/15/2027 (A)	1,213,000	1,182,222
6.50%, 02/15/2025 (A)	3,025,000	3,004,666
Light & Wonder International, Inc. 7.00%, 05/15/2028 (A)	4,484,000	4,370,831
MGM Resorts International
4.63%, 09/01/2026	942,000	876,239
4.75%, 10/15/2028	2,858,000	2,493,362
5.50%, 04/15/2027	8,544,000	7,971,514
5.75%, 06/15/2025	5,440,000	5,319,770
6.75%, 05/01/2025	2,345,000	2,332,301
NCL Corp. Ltd.
5.88%, 03/15/2026 - 02/15/2027 (A)	10,538,000	9,516,905
8.13%, 01/15/2029 (A)	2,558,000	2,500,788
Royal Caribbean Cruises Ltd.
5.38%, 07/15/2027 (A)	3,365,000	3,101,566
5.50%, 04/01/2028 (A)	2,984,000	2,721,454
8.25%, 01/15/2029 (A)	1,780,000	1,818,576
11.50%, 06/01/2025 (A)	309,000	326,557
11.63%, 08/15/2027 (A)	2,944,000	3,193,519
Scientific Games Holdings LP/Scientific Games US FinCo, Inc. 6.63%, 03/01/2030 (A)	3,689,000	3,172,540
Station Casinos LLC 4.50%, 02/15/2028 (A)	11,119,000	9,602,658

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	$ 4,912,000	$ 4,050,976
5.65%, 04/01/2024	4,162,000	4,130,785
6.00%, 04/01/2027	4,976,000	4,642,558
Viking Cruises Ltd.
5.88%, 09/15/2027 (A)	9,333,000	8,408,100
7.00%, 02/15/2029 (A)	3,156,000	2,856,180
9.13%, 07/15/2031 (A)	2,792,000	2,743,140
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 7.13%, 02/15/2031 (A)	5,951,000	5,541,790

		159,090,285

Household Products - 0.5%
Central Garden & Pet Co. 4.13%, 04/30/2031 (A)	4,816,000	3,852,362
Spectrum Brands, Inc.
3.88%, 03/15/2031 (A)	3,843,000	3,079,204
5.50%, 07/15/2030 (A)	790,000	705,075

		7,636,641

Independent Power & Renewable Electricity Producers - 1.5%
Calpine Corp.
3.75%, 03/01/2031 (A)	3,831,000	3,052,164
4.50%, 02/15/2028 (A)	3,987,000	3,590,589
5.00%, 02/01/2031 (A)	1,198,000	966,604
5.13%, 03/15/2028 (A)	2,984,000	2,668,366
5.25%, 06/01/2026 (A)	5,095,000	4,875,621
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	2,685,000	2,093,484
4.75%, 03/15/2028 (A)	3,474,000	3,100,883
NRG Energy, Inc.
3.38%, 02/15/2029 (A)	1,599,000	1,297,352
3.88%, 02/15/2032 (A)	1,941,000	1,442,483
5.75%, 01/15/2028	1,739,000	1,627,609

		24,715,155

Insurance - 1.5%
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	8,673,000	7,431,300
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (A)	4,861,000	3,382,126
7.95%, 06/15/2033 (A)	3,953,000	3,684,209
Hartford Financial Services Group, Inc. 3-Month Term SOFR + 2.39%, 7.75% (C), 02/12/2067 (A)	6,715,000	5,748,941
Lincoln National Corp. 3-Month LIBOR + 2.36%, 8.00% (C), 05/17/2066	6,412,000	4,151,770

		24,398,346

Internet & Catalog Retail - 0.9%
Uber Technologies, Inc.
4.50%, 08/15/2029 (A)	3,022,000	2,665,296
7.50%, 09/15/2027 (A)	4,738,000	4,749,760
8.00%, 11/01/2026 (A)	7,512,000	7,566,545

		14,981,601

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.3%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	$ 5,373,000	$ 4,429,132

Leisure Products - 0.1%
Mattel, Inc. 5.45%, 11/01/2041	2,895,000	2,263,590

Machinery - 1.9%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	1,281,000	1,194,533
6.38%, 06/15/2030 (A)	1,681,000	1,585,461
Allison Transmission, Inc. 3.75%, 01/30/2031 (A)	1,026,000	811,627
Chart Industries, Inc. 7.50%, 01/01/2030 (A)	6,553,000	6,434,483
GrafTech Global Enterprises, Inc. 9.88%, 12/15/2028 (A) (B)	1,567,000	1,403,230
Madison IAQ LLC
4.13%, 06/30/2028 (A)	3,229,000	2,712,426
5.88%, 06/30/2029 (A)	2,911,000	2,255,209
SPX Flow, Inc. 8.75%, 04/01/2030 (A) (B)	7,634,000	6,998,928
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	2,913,000	2,545,932
Wabash National Corp. 4.50%, 10/15/2028 (A)	6,449,000	5,336,547

		31,278,376

Media - 9.6%
Adelphia Communications Corp.
9.25%, 10/01/2049 (E) (F) (H) (J)	1,305,000	91
10.25%, 06/15/2049 - 11/01/2049 (F) (H) (J) (K)	1,460,000	102
Arches Buyer, Inc. 6.13%, 12/01/2028 (A) (B)	2,813,000	2,272,116
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	7,045,000	5,233,366
4.50%, 08/15/2030 (A)	4,451,000	3,561,897
4.50%, 05/01/2032	6,225,000	4,765,758
4.75%, 03/01/2030 - 02/01/2032 (A)	9,444,000	7,636,797
5.00%, 02/01/2028 (A)	4,251,000	3,806,026
5.38%, 06/01/2029 (A)	1,794,000	1,568,729
5.50%, 05/01/2026 (A)	1,500,000	1,430,357
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A) (B)	1,283,000	1,139,897
7.50%, 06/01/2029 (A) (B)	894,000	650,730
7.75%, 04/15/2028 (A) (B)	1,123,000	857,713
9.00%, 09/15/2028 (A)	2,922,000	2,833,041
CSC Holdings LLC
4.50%, 11/15/2031 (A)	1,778,000	1,174,408
4.63%, 12/01/2030 (A)	3,542,000	1,797,259
5.00%, 11/15/2031 (A)	1,505,000	767,758
5.38%, 02/01/2028 (A)	1,942,000	1,546,415
5.75%, 01/15/2030 (A)	12,011,000	6,277,422
6.50%, 02/01/2029 (A)	2,516,000	1,990,310
7.50%, 04/01/2028 (A) (B)	3,569,000	2,286,743
11.25%, 05/15/2028 (A)	2,900,000	2,773,261

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
Diamond Sports Group LLC/Diamond Sports Finance Co.
5.38%, 08/15/2026 (A) (E) (F)	$ 10,476,000	$ 104,760
6.63%, 08/15/2027 (A) (E) (F)	609,000	6,090
DISH DBS Corp.
5.25%, 12/01/2026 (A)	6,475,000	5,225,028
5.75%, 12/01/2028 (A)	3,059,000	2,221,599
7.38%, 07/01/2028	2,669,000	1,507,400
7.75%, 07/01/2026	3,115,000	2,090,002
DISH Network Corp. 11.75%, 11/15/2027 (A)	2,311,000	2,289,166
Gray Escrow II, Inc. 5.38%, 11/15/2031 (A)	12,263,000	7,735,136
Gray Television, Inc.
4.75%, 10/15/2030 (A) (B)	4,827,000	3,094,808
7.00%, 05/15/2027 (A)	5,650,000	4,785,098
iHeartCommunications, Inc.
5.25%, 08/15/2027 (A)	2,893,000	2,120,446
6.38%, 05/01/2026	4,101,000	3,342,609
8.38%, 05/01/2027 (B)	6,613,759	4,054,334
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	3,582,000	2,790,424
6.75%, 10/15/2027 (A)	6,932,000	6,253,842
Light & Wonder International, Inc. 7.50%, 09/01/2031 (A)	1,637,000	1,597,214
Sinclair Television Group, Inc. 4.13%, 12/01/2030 (A)	2,715,000	1,684,437
Sirius XM Radio, Inc.
4.13%, 07/01/2030 (A)	7,166,000	5,670,456
5.00%, 08/01/2027 (A)	250,000	229,225
5.50%, 07/01/2029 (A)	3,157,000	2,798,599
TEGNA, Inc.
4.63%, 03/15/2028	3,142,000	2,712,732
4.75%, 03/15/2026 (A)	1,592,000	1,485,587
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	4,884,000	4,450,522
8.00%, 08/15/2028 (A)	650,000	613,806
UPC Broadband Finco BV 4.88%, 07/15/2031 (A)	4,892,000	3,884,590
UPC Holding BV 5.50%, 01/15/2028 (A)	2,314,000	2,018,965
Virgin Media Finance PLC 5.00%, 07/15/2030 (A)	4,057,000	3,189,604
Virgin Media Secured Finance PLC
4.50%, 08/15/2030 (A)	1,369,000	1,128,823
5.50%, 05/15/2029 (A)	8,274,000	7,326,308
VZ Secured Financing BV 5.00%, 01/15/2032 (A)	17,008,000	12,903,539

		153,685,345

Metals & Mining - 4.8%
Big River Steel LLC/BRS Finance Corp. 6.63%, 01/31/2029 (A)	3,948,000	3,899,755
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (A)	5,427,000	5,396,126
Constellium SE
5.63%, 06/15/2028 (A)	6,591,000	6,025,501
5.88%, 02/15/2026 (A)	8,451,000	8,100,200

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Enviri Corp. 5.75%, 07/31/2027 (A)	$ 9,340,000	$ 7,895,313
First Quantum Minerals Ltd. 7.50%, 04/01/2025 (A)	2,765,000	2,592,900
FMG Resources August 2006 Pty. Ltd.
5.88%, 04/15/2030 (A)	5,511,000	4,945,794
6.13%, 04/15/2032 (A)	2,176,000	1,923,478
Freeport-McMoRan, Inc.
4.13%, 03/01/2028	2,057,000	1,869,484
4.38%, 08/01/2028	4,477,000	4,056,834
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	5,697,000	5,518,969
8.50%, 05/01/2030 (A)	6,449,000	6,201,101
9.25%, 10/01/2028 (A)	3,800,000	3,793,160
New Gold, Inc. 7.50%, 07/15/2027 (A)	6,736,000	6,320,944
Novelis Corp.
3.25%, 11/15/2026 (A)	1,322,000	1,176,392
3.88%, 08/15/2031 (A)	612,000	477,594
4.75%, 01/30/2030 (A)	7,822,000	6,636,359

		76,829,904

Mortgage Real Estate Investment Trusts - 0.4%
Ladder Capital Finance Holdings LLLP/ Ladder Capital Finance Corp.
4.25%, 02/01/2027 (A)	2,377,000	2,076,350
5.25%, 10/01/2025 (A)	4,127,000	3,923,174

		5,999,524

Oil, Gas & Consumable Fuels - 11.7%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38%, 06/15/2029 (A)	4,398,000	3,994,111
7.88%, 05/15/2026 (A)	5,399,000	5,436,653
Callon Petroleum Co.
6.38%, 07/01/2026	1,021,000	997,098
7.50%, 06/15/2030 (A) (B)	3,859,000	3,732,404
8.00%, 08/01/2028 (A)	490,000	484,143
Cheniere Energy Partners LP 4.00%, 03/01/2031	5,761,000	4,823,763
Cheniere Energy, Inc. 4.63%, 10/15/2028	2,473,000	2,259,454
Chord Energy Corp. 6.38%, 06/01/2026 (A)	4,987,000	4,895,937
Civitas Resources, Inc.
5.00%, 10/15/2026 (A)	2,768,000	2,589,923
8.63%, 11/01/2030 (A)	210,000	213,925
8.75%, 07/01/2031 (A)	6,138,000	6,197,882
Comstock Resources, Inc. 5.88%, 01/15/2030 (A)	4,043,000	3,457,212
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp. 8.00%, 04/01/2029 (A)	7,074,000	7,235,499
CrownRock LP/CrownRock Finance, Inc.
5.00%, 05/01/2029 (A)	223,000	210,334
5.63%, 10/15/2025 (A)	11,964,000	11,761,407
DCP Midstream Operating LP 5.38%, 07/15/2025	5,213,000	5,150,393

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
DT Midstream, Inc.
4.13%, 06/15/2029 (A)	$ 2,541,000	$ 2,184,606
4.38%, 06/15/2031 (A)	810,000	672,667
EnLink Midstream LLC 6.50%, 09/01/2030 (A)	2,842,000	2,728,005
EQM Midstream Partners LP
6.00%, 07/01/2025 (A)	554,000	541,690
6.50%, 07/01/2027 (A)	2,217,000	2,154,828
Genesis Energy LP/Genesis Energy Finance Corp. 8.88%, 04/15/2030	2,660,000	2,571,831
Hess Midstream Operations LP
4.25%, 02/15/2030 (A)	272,000	232,616
5.13%, 06/15/2028 (A)	4,210,000	3,886,309
Holly Energy Partners LP/Holly Energy Finance Corp. 6.38%, 04/15/2027 (A)	4,426,000	4,287,213
Ithaca Energy North Sea PLC 9.00%, 07/15/2026 (A) (B)	6,358,000	6,103,871
Kinder Morgan, Inc. 8.05%, 10/15/2030	2,486,000	2,689,840
Moss Creek Resources Holdings, Inc. 7.50%, 01/15/2026 (A)	853,000	814,967
NuStar Logistics LP
5.63%, 04/28/2027	4,744,000	4,474,936
5.75%, 10/01/2025	944,000	910,883
6.00%, 06/01/2026	681,000	656,855
Occidental Petroleum Corp.
5.55%, 03/15/2026	1,400,000	1,381,198
5.88%, 09/01/2025	2,765,000	2,755,405
6.13%, 01/01/2031	871,000	851,803
6.20%, 03/15/2040	2,345,000	2,180,428
6.45%, 09/15/2036	6,446,000	6,261,387
6.60%, 03/15/2046 (B)	860,000	829,290
6.63%, 09/01/2030	5,128,000	5,143,672
7.15%, 05/15/2028	4,012,000	4,092,240
Ovintiv, Inc. 7.38%, 11/01/2031	2,000,000	2,055,324
Parkland Corp.
4.50%, 10/01/2029 (A)	1,799,000	1,547,320
4.63%, 05/01/2030 (A)	855,000	727,028
5.88%, 07/15/2027 (A)	3,478,000	3,330,193
PBF Holding Co. LLC/PBF Finance Corp. 7.88%, 09/15/2030 (A)	4,488,000	4,350,263
Permian Resources Operating LLC 7.00%, 01/15/2032 (A)	4,446,000	4,310,013
SM Energy Co.
5.63%, 06/01/2025	575,000	559,709
6.50%, 07/15/2028	782,000	752,843
6.63%, 01/15/2027 (B)	4,665,000	4,533,151
6.75%, 09/15/2026	3,319,000	3,259,955
Southwestern Energy Co.
4.75%, 02/01/2032	1,866,000	1,604,821
5.38%, 03/15/2030	3,535,000	3,243,393
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00% (L), 10/15/2026 (A)	2,219,000	2,114,245

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Summit Midstream Partners LP Fixed until 05/01/2023, 13.10% (C), 12/01/2023 (D)	$ 4,423,000	$ 3,284,078
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00%, 01/15/2032	1,373,000	1,125,955
4.88%, 02/01/2031	3,857,000	3,401,294
5.00%, 01/15/2028	2,590,000	2,442,721
5.50%, 03/01/2030	5,701,000	5,255,236
Venture Global LNG, Inc.
9.50%, 02/01/2029 (A)	3,348,000	3,407,828
9.88%, 02/01/2032 (A) (B)	2,790,000	2,821,030
Vital Energy, Inc.
9.75%, 10/15/2030	2,417,000	2,368,294
10.13%, 01/15/2028	2,900,000	2,907,511
Western Midstream Operating LP
5.30%, 03/01/2048	6,707,000	5,013,760
5.45%, 04/01/2044	2,246,000	1,729,347

		187,991,990

Paper & Forest Products - 0.7%
Domtar Corp. 6.75%, 10/01/2028 (A)	6,333,000	5,151,653
Glatfelter Corp. 4.75%, 11/15/2029 (A) (B)	10,322,000	6,781,864

		11,933,517

Personal Care Products - 0.7%
Coty, Inc.
5.00%, 04/15/2026 (A)	2,996,000	2,862,288
6.50%, 04/15/2026 (A)	5,967,000	5,877,495
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.63%, 07/15/2030 (A)	2,120,000	2,028,480

		10,768,263

Pharmaceuticals - 1.0%
Bausch Health Americas, Inc. 8.50%, 01/31/2027 (A)	3,188,000	1,426,630
Bausch Health Cos., Inc.
5.00%, 01/30/2028 - 02/15/2029 (A)	2,008,000	713,693
5.25%, 01/30/2030 (A)	1,394,000	491,859
7.00%, 01/15/2028 (A)	3,255,000	1,334,696
Grifols SA 4.75%, 10/15/2028 (A) (B)	5,402,000	4,524,175
Organon & Co./Organon Foreign Debt Co-Issuer BV
4.13%, 04/30/2028 (A)	3,806,000	3,287,397
5.13%, 04/30/2031 (A)	5,403,000	4,226,971

		16,005,421

Professional Services - 0.3%
Gartner, Inc.
3.63%, 06/15/2029 (A)	472,000	399,691
3.75%, 10/01/2030 (A)	1,745,000	1,445,382
4.50%, 07/01/2028 (A)	3,258,000	2,932,443

		4,777,516

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.2%
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028 (A) (B)	$ 3,236,000	$ 2,951,459
8.88%, 09/01/2031 (A) (B)	755,000	722,278

		3,673,737

Software - 1.3%
Central Parent LLC/CDK Global II LLC/CDK Financing Co., Inc. 8.00%, 06/15/2029 (A)	5,346,000	5,280,291
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	5,415,000	4,527,160
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.63%, 05/01/2028 (A)	5,655,000	4,747,288
MSCI, Inc. 3.63%, 09/01/2030 (A)	6,437,000	5,326,958
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	3,270,000	1,433,362

		21,315,059

Specialized REITs - 0.5%
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	881,000	720,310
5.25%, 03/15/2028 (A)	6,192,000	5,642,557
7.00%, 02/15/2029 (A)	2,473,000	2,387,330

		8,750,197

Specialty Retail - 0.6%
Bath & Body Works, Inc.
5.25%, 02/01/2028	743,000	681,248
6.63%, 10/01/2030 (A)	1,247,000	1,154,862
6.75%, 07/01/2036	1,960,000	1,683,749
6.88%, 11/01/2035	1,468,000	1,294,329
7.50%, 06/15/2029 (B)	4,949,000	4,833,033
9.38%, 07/01/2025 (A)	522,000	537,646

		10,184,867

Technology Hardware, Storage & Peripherals - 1.0%
NCR Voyix Corp.
5.13%, 04/15/2029 (A)	7,854,000	6,755,515
5.25%, 10/01/2030 (A)	2,509,000	2,076,824
Seagate HDD Cayman
8.25%, 12/15/2029 (A) (B)	1,233,000	1,253,058
8.50%, 07/15/2031 (A) (B)	1,120,000	1,139,578
Western Digital Corp. 4.75%, 02/15/2026	4,355,000	4,087,992

		15,312,967

Wireless Telecommunication Services - 1.3%
Altice France SA
5.13%, 07/15/2029 (A)	506,000	346,458
5.50%, 10/15/2029 (A)	5,882,000	4,040,541
8.13%, 02/01/2027 (A)	4,624,000	3,898,017
Sprint LLC
7.13%, 06/15/2024	4,095,000	4,115,008
7.63%, 03/01/2026	1,427,000	1,465,809

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services (continued)
Vmed O2 UK Financing I PLC
4.25%, 01/31/2031 (A)	$ 2,322,000	$ 1,826,295
4.75%, 07/15/2031 (A)	6,029,000	4,853,014

		20,545,142

Total Corporate Debt Securities (Cost $1,693,663,760)		1,504,587,311

LOAN ASSIGNMENTS - 1.4%
Automobile Components - 0.2%
Clarios Global LP Term Loan, 1-Month Term SOFR + 3.75%, 9.07% (C), 05/06/2030	2,770,000	2,763,075

Communications Equipment - 0.3%
Avaya, Inc. Term Loan, 1-Month Term SOFR + 8.50%, 13.82% (C), 08/01/2028 (M)	6,760,450	5,856,240

Containers & Packaging - 0.6%
Anchor Glass Container Corp. Term Loan, 3-Month Term SOFR + 5.00%, 6-Month Term SOFR + 5.00%, 10.63% - 10.90% (C), 12/07/2025	5,579,549	4,547,332
Reynolds Group Holdings, Inc. Term Loan B2, 1-Month Term SOFR + 3.25%, 8.69% (C), 02/05/2026	2,423,793	2,416,052
Trident TPI Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.89% (C), 09/15/2028	2,540,017	2,526,610

		9,489,994

Software - 0.3%
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 4.00%, 9.41% (C), 07/06/2029	4,388,945	4,361,014

Total Loan Assignments (Cost $23,562,663)		22,470,323

	Shares	Value
COMMON STOCKS - 0.2%
Diversified Telecommunication Services - 0.1%
Intelsat SA (F) (H) (N)	31,705	689,584

Electric Utilities - 0.0% (O)
Homer City Generation LLC (F) (H) (J)	270,659	2,706

Oil, Gas & Consumable Fuels - 0.0% (O)
Ultra Resources, Inc. (F) (H) (I) (J)	3,226	0

Software - 0.1%
ASG WT Corp. (F) (H) (J)	1,265	142,490
Avaya Holdings Corp. (F) (H)	233,572	1,985,362

		2,127,852

Total Common Stocks (Cost $19,682,925)		2,820,142

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
OTHER INVESTMENT COMPANY - 5.7%
Securities Lending Collateral - 5.7%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (P)	91,952,710	$ 91,952,710

Total Other Investment Company (Cost $91,952,710)		91,952,710

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 2.50% (P), dated 10/31/2023, to be repurchased at $50,964,974 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $51,980,725.	$50,961,435	50,961,435

Total Repurchase Agreement (Cost $50,961,435)		50,961,435

Total Investments (Cost $1,879,823,493)		1,672,791,921
Net Other Assets (Liabilities) - (3.9)%		(63,126,896)

Net Assets - 100.0%		$1,609,665,025

INVESTMENT VALUATION:

Valuation Inputs (Q)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (R)	Value
ASSETS
Investments
Corporate Debt Securities	$—	$1,504,587,118	$193	$1,504,587,311
Loan Assignments	—	22,470,323	—	22,470,323
Common Stocks	—	2,674,946	145,196	2,820,142
Other Investment Company	91,952,710	—	—	91,952,710
Repurchase Agreement	—	50,961,435	—	50,961,435

Total Investments	$91,952,710	$1,580,693,822	$145,389	$1,672,791,921

Transfers

Investments	Transfers from Level 1 to Level 3	Transfers from Level 3 to Level 1	Transfers from Level 2 to Level 3	Transfers from Level 3 to Level 2
Common Stocks (N)	$—	$—	$—	$689,584

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $1,102,851,183, representing 68.5% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $94,590,511, collateralized by cash collateral of $91,952,710 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,641,158. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $121,213, representing less than 0.1% of the Fund’s net assets.
(F)	Non-income producing securities.
(G)	Payment in-kind. Securities pay interest or dividends in the form of additional bonds or preferred stock. If the securities make a cash payment in addition to in-kind, the cash rate is disclosed separately.
(H)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2023, the total value of securities is $2,820,335, representing 0.2% of the Fund’s net assets.
(I)	Securities deemed worthless.
(J)	Securities are Level 3 of the fair value hierarchy.
(K)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(L)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2023; the maturity date disclosed is the ultimate maturity date.
(M)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Loan Assignments	Avaya, Inc. Term Loan, 1-Month Term SOFR + 8.50%, 13.82%, 08/01/2028	04/24/2023 - 09/29/2023	$6,760,450	$5,856,240	0.4%

(N)	Transferred from Level 3 to 2 due to utilizing significant observable inputs. As of prior reporting period, the security utilized significant unobservable inputs.
(O)	Percentage rounds to less than 0.1% or (0.1)%.
(P)	Rates disclosed reflect the yields at October 31, 2023.
(Q)	The Fund recognized transfers in and out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(R)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

CDI	CHESS Depositary Interests
LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,828,862,058) (including securities loaned of $94,590,511)	$1,621,830,486
Repurchase agreement, at value (cost $50,961,435)	50,961,435
Cash	256,832
Receivables and other assets:
Investments sold	3,219,022
Net income from securities lending	80,100
Shares of beneficial interest sold	524,935
Interest	26,924,152
Due from distributor	1,146
Total assets	1,703,798,108

Liabilities:
Cash collateral received upon return of:
Securities on loan	91,952,710
Payables and other liabilities:
Dividends and/or distributions	22,854
Shares of beneficial interest redeemed	1,224,385
Investment management fees	739,007
Distribution and service fees	34,027
Transfer agent fees	66,118
Trustee and CCO fees	454
Audit and tax fees	39,577
Custody fees	22,818
Legal fees	13,127
Printing and shareholder reports fees	8,193
Registration fees	987
Other accrued expenses	8,826
Total liabilities	94,133,083
Net assets	$1,609,665,025

Net assets consist of:
Paid-in capital	$1,927,159,512
Total distributable earnings (accumulated losses)	(317,494,487)
Net assets	$1,609,665,025

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$57,316,736
Class C	6,593,223
Class I	525,490,855
Class I2	759,752,607
Class I3	140,817,817
Class R	16,089,548
Class R4	38,137,763
Class R6	65,466,476
Shares outstanding (unlimited shares, no par value):
Class A	7,640,492
Class C	879,930
Class I	69,312,318
Class I2	99,935,819
Class I3	18,528,507
Class R	2,116,923
Class R4	5,013,027
Class R6	8,613,893
Net asset value per share: (A)
Class A	$7.50
Class C	7.49
Class I	7.58
Class I2	7.60
Class I3	7.60
Class R	7.60
Class R4	7.61
Class R6	7.60
Maximum offering price per share: (B)
Class A	$7.87

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$82,032,097
Net income from securities lending	1,169,492
Withholding taxes on foreign income	293
Total investment income	83,201,882

Expenses:
Investment management fees	7,179,779
Distribution and service fees:
Class A	157,785
Class C	79,736
Class R	86,273
Class R4	100,215
Transfer agent fees:
Class A	108,676
Class C	11,502
Class I	594,214
Class I2	28,849
Class I3	11,352
Class R	397
Class R4	3,006
Class R6	4,895
Trustee and CCO fees	50,019
Audit and tax fees	51,720
Custody fees	111,089
Legal fees	73,682
Printing and shareholder reports fees	52,322
Registration fees	139,326
Other	63,730
Total expenses before waiver and/or reimbursement and recapture	8,908,567
Expenses waived and/or reimbursed:
Class A	(1,158)
Class C	(163)
Class I	(494,823)
Class R	(1,470)
Class R4	(4,641)
Recapture of previously waived and/or reimbursed fees:
Class A	986
Class C	156
Class R	1,877
Class R4	3,501
Net expenses	8,412,832

Net investment income (loss)	74,789,050

Net realized gain (loss) on:
Investments	(45,380,915)
Foreign currency transactions	(360)
Net realized gain (loss)	(45,381,275)

Net change in unrealized appreciation (depreciation) on:
Investments	7,849,014
Net realized and change in unrealized gain (loss)	(37,532,261)
Net increase (decrease) in net assets resulting from operations	$37,256,789

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$74,789,050	$83,892,359
Net realized gain (loss)	(45,381,275)	(42,534,180)
Net change in unrealized appreciation (depreciation)	7,849,014	(269,564,448)
Net increase (decrease) in net assets resulting from operations	37,256,789	(228,206,269)

Dividends and/or distributions to shareholders:
Class A	(3,421,638)	(3,490,422)
Class C	(375,402)	(469,641)
Class I	(33,234,002)	(36,046,315)
Class I2	(23,043,921)	(29,141,594)
Class I3	(8,879,034)	(9,621,930)
Class R	(925,389)	(949,176)
Class R4	(2,251,288)	(2,528,935)
Class R6	(3,835,399)	(3,446,827)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(75,966,073)	(85,694,840)

Capital share transactions:
Proceeds from shares sold:
Class A	70,604,305	54,839,627
Class C	530,919	1,625,508
Class I	178,937,154	293,063,516
Class I2	508,188,724	28,859,633
Class I3	5,713,926	7,470,154
Class R	1,239,844	1,437,504
Class R4	3,237,751	6,574,652
Class R6	20,217,664	33,586,767
788,670,287	427,457,361
Dividends and/or distributions reinvested:
Class A	3,176,660	3,226,977
Class C	367,930	461,232
Class I	33,193,351	35,933,706
Class I2	23,043,921	29,141,594
Class I3	8,879,034	9,621,930
Class R	925,389	949,176
Class R4	2,251,288	2,528,935
Class R6	3,835,263	3,415,117
75,672,836	85,278,667
Cost of shares redeemed:
Class A	(78,779,764)	(69,443,033)
Class C	(2,302,075)	(4,282,196)
Class I	(237,601,056)	(487,085,676)
Class I2	(3,335,094)	(615,949,412)
Class I3	(25,220,146)	(53,016,377)
Class R	(3,412,213)	(5,641,797)
Class R4	(14,835,779)	(18,094,402)
Class R6	(16,779,705)	(27,003,054)
(382,265,832)	(1,280,515,947)
Automatic conversions:
Class A	796,659	1,236,373
Class C	(796,659)	(1,236,373)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	482,077,291	(767,779,919)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	1,263	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	117,830	(B)
—	119,093
Net increase (decrease) in net assets	443,368,007	(1,081,561,935)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Net assets:
Beginning of year	1,166,297,018	2,247,858,953
End of year	$1,609,665,025	$1,166,297,018

Capital share transactions - shares:
Shares issued:
Class A	9,073,768	6,375,456
Class C	68,748	193,257
Class I	22,844,638	34,930,452
Class I2	64,971,584	3,274,664
Class I3	726,395	863,409
Class R	158,540	163,613
Class R4	412,553	782,662
Class R6	2,577,194	3,750,933
	100,833,420	50,334,446
Shares reinvested:
Class A	410,888	388,490
Class C	47,657	55,702
Class I	4,249,234	4,286,842
Class I2	2,953,252	3,408,918
Class I3	1,133,934	1,145,922
Class R	118,156	113,182
Class R4	287,251	302,580
Class R6	489,944	408,429
	9,690,316	10,110,065
Shares redeemed:
Class A	(10,149,244)	(8,089,078)
Class C	(298,344)	(517,663)
Class I	(30,437,823)	(57,853,719)
Class I2	(428,293)	(75,152,084)
Class I3	(3,225,862)	(6,248,879)
Class R	(435,626)	(646,690)
Class R4	(1,887,824)	(2,076,538)
Class R6	(2,146,563)	(3,119,054)
	(49,009,579)	(153,703,705)
Automatic conversions:
Class A	103,081	149,198
Class C	(103,257)	(149,814)
	(176)	(616)
Net increase (decrease) in shares outstanding:
Class A	(561,507)	(1,175,934)
Class C	(285,196)	(418,518)
Class I	(3,343,951)	(18,636,425)
Class I2	67,496,543	(68,468,502)
Class I3	(1,365,533)	(4,239,548)
Class R	(158,930)	(369,895)
Class R4	(1,188,020)	(991,296)
Class R6	920,575	1,040,308
	61,513,981	(93,259,810)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.68		$9.13		$8.56	$9.01	$8.86

Investment operations:
Net investment income (loss) (A)	0.41		0.39		0.37	0.40	0.48
Net realized and unrealized gain (loss)	(0.17)		(1.44)		0.58	(0.42)	0.16
Total investment operations	0.24		(1.05)		0.95	(0.02)	0.64
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.40)		(0.38)	(0.43)	(0.49)

Net asset value, end of year	$7.50		$7.68		$9.13	$8.56	$9.01
Total return (D)	3.10%		(11.74	)%(C)	11.38%	(0.10)%	7.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$57,317		$62,992		$85,643	$78,109	$94,450
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%		1.00%		0.98%	1.03%	1.09%
Including waiver and/or reimbursement and recapture	1.02	%(E)	1.00	%(E)	1.00%	1.03%	1.05%
Net investment income (loss) to average net assets	5.32%		4.64%		4.09%	4.68%	5.36%
Portfolio turnover rate	19%		22%		37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.65		$9.10	$8.52	$8.97	$8.81

Investment operations:
Net investment income (loss) (A)	0.36		0.33	0.30	0.34	0.42
Net realized and unrealized gain (loss)	(0.16)		(1.44)	0.59	(0.42)	0.16
Total investment operations	0.20		(1.11)	0.89	(0.08)	0.58
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.36)		(0.34)	(0.31)	(0.37)	(0.42)

Net asset value, end of year	$7.49		$7.65	$9.10	$8.52	$8.97
Total return (B)	2.64%		(12.42)%	10.58%	(0.82)%	6.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,593		$8,914	$14,407	$19,387	$26,922
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%		1.72%	1.71%	1.73%	1.76%
Including waiver and/or reimbursement and recapture	1.74	%(C)	1.72%	1.71%	1.74%	1.75%
Net investment income (loss) to average net assets	4.61%		3.91%	3.37%	4.00%	4.68%
Portfolio turnover rate	19%		22%	37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$7.74		$9.21		$8.63		$9.06		$8.91

Investment operations:
Net investment income (loss) (A)	0.45		0.43		0.41		0.43		0.51
Net realized and unrealized gain (loss)	(0.15)		(1.46)		0.59		(0.39)		0.16
Total investment operations	0.30		(1.03)		1.00		0.04		0.67
Contributions from affiliate	—		0.00	(B)(C)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)		(0.44)		(0.42)		(0.47)		(0.52)

Net asset value, end of year	$7.58		$7.74		$9.21		$8.63		$9.06
Total return	3.83%		(11.44	)%(B)	11.74%		0.57%		7.93%

Ratio and supplemental data:
Net assets end of year (000’s)	$525,490		$562,580		$841,173		$520,044		$67,078
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%		0.70%		0.68%		0.70%		0.74%
Including waiver and/or reimbursement and recapture	0.61	%(D)	0.61	%(D)(E)	0.60	%(E)	0.62	%(E)	0.74	%(F)
Net investment income (loss) to average net assets	5.75%		5.02%		4.44%		4.96%		5.66%
Portfolio turnover rate	19%		22%		37%		37%		38%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.76	$9.23	$8.64	$9.10	$8.94

Investment operations:
Net investment income (loss) (A)	0.46	0.43	0.41	0.44	0.52
Net realized and unrealized gain (loss)	(0.16)	(1.46)	0.60	(0.43)	0.17
Total investment operations	0.30	(1.03)	1.01	0.01	0.69
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.44)	(0.42)	(0.47)	(0.53)

Net asset value, end of year	$7.60	$7.76	$9.23	$8.64	$9.10
Total return	3.85%	(11.42)%	11.87%	0.28%	8.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$759,753	$251,872	$931,699	$1,054,363	$477,381
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.60%	0.58%	0.60%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.58%	0.60%	0.63	%(B)
Net investment income (loss) to average net assets	5.92%	4.90%	4.49%	5.14%	5.80%
Portfolio turnover rate	19%	22%	37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.76	$9.23	$8.64	$9.10	$8.93

Investment operations:
Net investment income (loss) (A)	0.45	0.43	0.41	0.44	0.52
Net realized and unrealized gain (loss)	(0.15)	(1.46)	0.60	(0.43)	0.18
Total investment operations	0.30	(1.03)	1.01	0.01	0.70
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.44)	(0.42)	(0.47)	(0.53)

Net asset value, end of year	$7.60	$7.76	$9.23	$8.64	$9.10
Total return	3.85%	(11.42)%	11.87%	0.28%	8.02%

Ratio and supplemental data:
Net assets end of year (000’s)	$140,818	$154,394	$222,760	$218,199	$279,020
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.60%	0.58%	0.60%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.60%	0.60%	0.63	%(B)
Net investment income (loss) to average net assets	5.76%	5.04%	4.48%	5.11%	5.79%
Portfolio turnover rate	19%	22%	37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.76		$9.23	$8.64	$9.10	$8.93

Investment operations:
Net investment income (loss) (A)	0.41		0.39	0.37	0.40	0.48
Net realized and unrealized gain (loss)	(0.15)		(1.46)	0.60	(0.43)	0.17
Total investment operations	0.26		(1.07)	0.97	(0.03)	0.65
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.42)		(0.40)	(0.38)	(0.43)	(0.48)

Net asset value, end of year	$7.60		$7.76	$9.23	$8.64	$9.10
Total return	3.33%		(11.86)%	11.29%	(0.23)%	7.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,090		$17,663	$24,423	$32,169	$35,439
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.10%		1.09%	1.12%	1.25%	1.26%
Including waiver and/or reimbursement and recapture	1.10	%(B)	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	5.26%		4.55%	3.98%	4.63%	5.33%
Portfolio turnover rate	19%		22%	37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.77		$9.22		$8.64	$9.10	$8.93

Investment operations:
Net investment income (loss) (A)	0.43		0.41		0.38	0.42	0.50
Net realized and unrealized gain (loss)	(0.15)		(1.46)		0.59	(0.43)	0.18
Total investment operations	0.28		(1.05)		0.97	(0.01)	0.68
Contributions from affiliate	—		—		—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)		(0.40)		(0.39)	(0.45)	(0.51)

Net asset value, end of year	$7.61		$7.77		$9.22	$8.64	$9.10
Total return	3.59%		(11.58)%		11.35%	0.03%	7.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$38,138		$48,173		$66,337	$621,798	$396,605
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%		0.85%		0.83%	0.85%	0.88%
Including waiver and/or reimbursement and recapture	0.85	%(B)	0.85	%(B)	0.85%	0.85%	0.85%
Net investment income (loss) to average net assets	5.52%		4.81%		4.20%	4.86%	5.56%
Portfolio turnover rate	19%		22%		37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.76	$9.23	$8.64	$9.10	$8.94

Investment operations:
Net investment income (loss) (A)	0.45	0.43	0.41	0.44	0.52
Net realized and unrealized gain (loss)	(0.15)	(1.46)	0.60	(0.43)	0.17
Total investment operations	0.30	(1.03)	1.01	0.01	0.69
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.46)	(0.44)	(0.42)	(0.47)	(0.53)

Net asset value, end of year	$7.60	$7.76	$9.23	$8.64	$9.10
Total return	3.85%	(11.41)%	11.87%	0.28%	8.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$65,466	$59,709	$61,417	$44,075	$44,675
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.60%	0.60%	0.58%	0.60%	0.63%
Including waiver and/or reimbursement and recapture	0.60%	0.60%	0.58%	0.60%	0.63	%(B)
Net investment income (loss) to average net assets	5.78%	5.07%	4.48%	5.14%	5.77%
Portfolio turnover rate	19%	22%	37%	37%	38%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$91,952,710	$—	$—	$—	$91,952,710
Total Borrowings	$91,952,710	$—	$—	$—	$91,952,710

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 967,730,613	60.12%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520

TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2024.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.05%	March 1, 2024
Class C	1.77	March 1, 2024
Class I	0.75	March 1, 2024
Class I2, Class I3, Class R6	0.65	March 1, 2024
Class R	1.10	March 1, 2024
Class R4	0.85	March 1, 2024
Prior to March 1, 2023
Class A	1.09
Class C	1.85
Class I	0.79
Class I2, Class I3, Class R6	0.67

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R	$18,706	$1,457	$1,470	$21,633
Class R4	40,351	4,139	4,641	49,131

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$57,915	$2,664
Class C	—	746

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 748,907	$ 63,939

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 688,017,900	$ —	$ 237,978,872	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments due to prior year merger and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 1,571,049	$ (1,571,049)

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,882,121,138	$ 2,219,572	$ (211,548,789)	$ (209,329,217)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 17,721,742	$ 87,803,432

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 75,966,073	$ —	$ —	$ —	$ 85,694,840	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (105,525,174)	$ —	$ (2,640,096)	$ (209,329,217)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica High Yield Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA HYB 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica High Yield ESG

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica High Yield ESG

(unaudited)

MARKET ENVIRONMENT

The main macroeconomic story of the fiscal year ended October 31, 2023, revolved around the U.S. Federal Reserve’s (“Fed”) efforts to tame inflation amid a persistently strong labor market. The Fed continued its steady stream of rate increases, pushing its target fed-funds rate from between 3.75% and 4.00% in November 2022 to between 5.25% and 5.50% in July 2023. At that point, policy makers hit the pause button as they surveyed the economic landscape. As of the end of the Fund’s fiscal year, that holding pattern continued.

Inflation eased for much of the fiscal year. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023. Energy prices continued to foster inflation, though to a lesser degree than during the previous month.

The core personal consumption expenditures deflator—the Fed’s preferred measure of inflation—stood at 3.7% in September 2023, its lowest level since May 2021 but above the Fed’s 2.0% target.

Meanwhile, the labor market was resilient throughout the latter part of 2022 and the first half of 2023, but cracks began to show in October 2023 as monthly payroll growth cooled to 150,000 jobs, which was weaker than expected. In addition, the September and August totals were revised lower. The September 2023 unemployment rate climbed to 3.9%, its highest level since January 2022, as the labor force contracted.

The close of the fiscal year saw U.S. third-quarter gross domestic product increase at an annualized rate of 4.9%. That marked the fastest pace since the fourth quarter of 2021. This increase was largely propelled by notable upticks in personal consumption, government spending and inventory accumulation.

PERFORMANCE

For the year ended October 31, 2023, Transamerica High Yield ESG (Class I) returned 3.70%. By comparison, its benchmark, the Bloomberg US Corporate High Yield 2% Issuer Capped Index, returned 6.23%.

STRATEGY REVIEW

The Fund’s performance was driven by a combination of security selection and allocation decisions. By ratings, security selection in B-rated bonds detracted as certain company specific credit situations weighed on performance. The Fund’s underweight to securities rated CCC and below also detracted from performance as the lower-quality holdings rallied and outpaced the overall high yield market. By sub-sector, the largest contributors included capital goods, consumer non-cyclicals and REITs, primarily due to strong security selection. The largest detractors by sub-sector included communications, consumer cyclicals and electric utility companies.

With respect to positioning and themes, the Fund was positioned with an up-in-quality focus throughout the fiscal year. In this environment, the sub-adviser favored higher-quality bonds and was cautious on lower-quality credit as reflected by the underweight to CCCs and below. The Fund’s ESG focus also led to an underweight to lower-quality credit.

By sector, overweights during the period included certain sub-sectors within capital goods as well as certain financials and other sectors. These included banking, building materials, media and entertainment, paper, certain consumer segments such as food and beverage, as well as other sub-sectors. Examples of underweights included energy, mainly due to the ESG focus, as well as finance companies, certain consumer cyclicals, such as retail, gaming and leisure, as well as aerospace/defense, chemicals and others. Underweights were largely due to some idiosyncratic fundamental concerns, ESG factors and what the subadvisor viewed as relatively unattractive valuations in certain industries and credits.

Kevin Bakker, CFA

Benjamin D. Miller, CFA

James K. Schaeffer Jr.

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	10 Year or Since Inception		Inception Date
Class I (NAV)	3.70%	(1.02)%		07/31/2020
Bloomberg US Corporate High Yield 2% Issuer Capped Index (A)	6.23%	1.28%
Class I2 (NAV)	3.73%	(0.86)%		07/31/2020
Class R6 (NAV)	N/A	0.79	%(B)	03/01/2023

(A) The Bloomberg US Corporate High Yield 2% Issuer Capped Index is an issuer-constrained measurement of the market of U.S. dollar denominated, non-investment grade, fixed-rate, taxable corporate bonds. The exposure of each issuer is limited to 2% of the total market value of the index.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I	$1,000.00	$985.10	$3.89	$1,021.30	$3.92	0.77%
Class I2	1,000.00	985.40	3.79	1,021.40	3.82	0.75
Class R6	1,000.00	985.40	3.90	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	93.8%
Other Investment Company	6.6
Repurchase Agreement	4.4
Loan Assignment	0.1
Net Other Assets (Liabilities)	(4.9)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	5.52
Duration†	3.69

Credit Quality ‡	Percentage of Net Assets
AAA	4.4%
BBB	9.7
BB	47.1
B	33.0
CCC and Below	4.1
Not Rated	6.6
Net Other Assets (Liabilities)	(4.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 93.8%
Automobile Components - 4.0%
Adient Global Holdings Ltd.
7.00%, 04/15/2028 (A)	$ 57,000	$ 56,107
8.25%, 04/15/2031 (A)	55,000	53,520
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/2026 (A)	105,000	102,538
8.50%, 05/15/2027 (A)	196,000	193,082
Dana Financing Luxembourg SARL 5.75%, 04/15/2025	287,000	279,092
Dana, Inc.
4.25%, 09/01/2030	185,000	146,424
4.50%, 02/15/2032 (B)	377,000	295,229
5.63%, 06/15/2028 (B)	489,000	443,156
Goodyear Tire & Rubber Co.
4.88%, 03/15/2027 (B)	130,000	119,596
5.00%, 07/15/2029 (B)	265,000	227,677
9.50%, 05/31/2025	38,000	38,437
ZF North America Capital, Inc.
4.75%, 04/29/2025 (A)	150,000	144,641
7.13%, 04/14/2030 (A)	150,000	145,201

		2,244,700

Automobiles - 1.9%
Ford Motor Co. 6.10%, 08/19/2032 (B)	13,000	12,036
Ford Motor Credit Co. LLC
4.00%, 11/13/2030	400,000	329,282
6.95%, 03/06/2026	220,000	220,470
7.35%, 11/04/2027	516,000	521,411

		1,083,199

Banks - 4.3%
Barclays PLC Fixed until 11/02/2025, 7.33% (C), 11/02/2026	200,000	202,303
Citigroup, Inc.
Fixed until 12/10/2025 (D), 4.00% (C)	318,000	272,807
Fixed until 09/12/2024 (D), 5.00% (C)	135,000	127,771
Deutsche Bank AG Fixed until 11/10/2032, 7.08% (C), 02/10/2034	200,000	176,530
Intesa Sanpaolo SpA
Fixed until 06/01/2031, 4.20% (C), 06/01/2032 (A)	800,000	569,652
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	200,000	195,486
JPMorgan Chase & Co. Fixed until 02/01/2025 (D), 4.60% (C)	210,000	195,999
Lloyds Banking Group PLC Fixed until 08/15/2032, 7.95% (C), 11/15/2033	200,000	203,175
UniCredit SpA Fixed until 06/30/2030, 5.46% (C), 06/30/2035 (A)	600,000	493,101

		2,436,824

Beverages - 1.3%
Primo Water Holdings, Inc. 4.38%, 04/30/2029 (A)	845,000	712,935

Building Products - 3.4%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	862,000	741,518
Builders FirstSource, Inc.
4.25%, 02/01/2032 (A)	127,000	101,100

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Building Products (continued)
Builders FirstSource, Inc. (continued)
5.00%, 03/01/2030 (A)	$ 151,000	$ 131,248
6.38%, 06/15/2032 (A)	308,000	281,318
Camelot Return Merger Sub, Inc. 8.75%, 08/01/2028 (A)	191,000	178,677
Cornerstone Building Brands, Inc. 6.13%, 01/15/2029 (A)	600,000	438,661
Standard Industries, Inc.
4.38%, 07/15/2030 (A)	23,000	18,797
5.00%, 02/15/2027 (A)	21,000	19,410

		1,910,729

Capital Markets - 1.1%
LPL Holdings, Inc.
4.00%, 03/15/2029 (A)	457,000	393,006
4.63%, 11/15/2027 (A)	271,000	247,783

		640,789

Chemicals - 0.3%
ASP Unifrax Holdings, Inc. 5.25%, 09/30/2028 (A)	57,000	38,500
Avient Corp. 7.13%, 08/01/2030 (A)	118,000	113,383
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (A)	76,000	31,959

		183,842

Commercial Services & Supplies - 6.8%
Ashtead Capital, Inc. 4.00%, 05/01/2028 (A)	200,000	178,867
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
5.38%, 03/01/2029 (A)	290,000	248,435
5.75%, 07/15/2027 (A)	468,000	429,534
Benteler International AG 10.50%, 05/15/2028 (A)	200,000	201,447
Covanta Holding Corp.
4.88%, 12/01/2029 (A)	137,000	106,860
5.00%, 09/01/2030	414,000	319,858
Garda World Security Corp.
4.63%, 02/15/2027 (A)	196,000	174,786
6.00%, 06/01/2029 (A)	76,000	57,943
Herc Holdings, Inc. 5.50%, 07/15/2027 (A)	452,000	423,376
Hertz Corp.
4.63%, 12/01/2026 (A)	206,000	172,550
5.00%, 12/01/2029 (A) (B)	499,000	358,301
Stericycle, Inc. 5.38%, 07/15/2024 (A)	302,000	298,168
United Rentals North America, Inc.
3.75%, 01/15/2032	156,000	124,045
4.00%, 07/15/2030	446,000	374,781
6.00%, 12/15/2029 (A)	280,000	269,026
WW International, Inc. 4.50%, 04/15/2029 (A) (B)	244,000	152,500

		3,890,477

Communications Equipment - 1.1%
CommScope, Inc.
4.75%, 09/01/2029 (A)	207,000	141,356

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Communications Equipment (continued)
CommScope, Inc. (continued)
6.00%, 03/01/2026 (A)	$ 491,000	$ 412,153
8.25%, 03/01/2027 (A) (B)	138,000	57,722

		611,231

Construction & Engineering - 3.1%
Ashton Woods USA LLC/Ashton Woods Finance Co.
4.63%, 08/01/2029 - 04/01/2030 (A)	45,000	36,021
6.63%, 01/15/2028 (A)	345,000	315,675
Beazer Homes USA, Inc.
6.75%, 03/15/2025	12,000	11,868
7.25%, 10/15/2029	245,000	223,517
Century Communities, Inc. 6.75%, 06/01/2027	576,000	556,047
KB Home
4.80%, 11/15/2029	70,000	60,652
7.25%, 07/15/2030	259,000	248,640
Meritage Homes Corp.
5.13%, 06/06/2027	123,000	116,235
6.00%, 06/01/2025	223,000	218,647

		1,787,302

Construction Materials - 0.3%
Smyrna Ready Mix Concrete LLC 6.00%, 11/01/2028 (A)	177,000	163,715

Consumer Staples Distribution & Retail - 0.5%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 4.63%, 01/15/2027 (A)	293,000	274,615

Containers & Packaging - 4.1%
ARD Finance SA PIK Rate 7.25%, Cash Rate 6.50%, 06/30/2027 (A) (E)	200,000	116,471
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25%, 09/01/2028 (A)	400,000	325,741
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A) (B)	365,000	346,431
5.38%, 01/15/2028 (A)	100,000	90,367
Graphic Packaging International LLC
3.50%, 03/15/2028 - 03/01/2029 (A)	476,000	402,119
3.75%, 02/01/2030 (A)	156,000	127,552
4.13%, 08/15/2024	349,000	340,240
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/2026 (A)	71,000	66,708
OI European Group BV 4.75%, 02/15/2030 (A)	49,000	41,695
Owens-Brockway Glass Container, Inc. 7.25%, 05/15/2031 (A)	65,000	59,394
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00%, 10/15/2027 (A)	127,000	111,695
Sealed Air Corp. 6.88%, 07/15/2033 (A)	150,000	140,625
Trivium Packaging Finance BV 5.50%, 08/15/2026 (A)	200,000	181,295

		2,350,333

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Diversified REITs - 3.3%
GLP Capital LP/GLP Financing II, Inc. 5.25%, 06/01/2025	$ 350,000	$ 341,389
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	459,000	403,989
3.75%, 09/15/2030 (A)	423,000	303,627
6.00%, 04/15/2025 (A)	125,000	121,463
Iron Mountain Information Management Services, Inc. 5.00%, 07/15/2032 (A)	157,000	128,535
SBA Communications Corp.
3.13%, 02/01/2029	552,000	456,389
3.88%, 02/15/2027	151,000	137,518

		1,892,910

Diversified Telecommunication Services - 2.9%
Frontier Communications Holdings LLC
5.00%, 05/01/2028 (A)	156,000	134,579
6.00%, 01/15/2030 (A) (B)	46,000	34,624
8.75%, 05/15/2030 (A)	25,000	23,817
Hughes Satellite Systems Corp.
5.25%, 08/01/2026	63,000	56,335
6.63%, 08/01/2026 (B)	324,000	274,583
Iliad Holding SASU 6.50%, 10/15/2026 (A)	400,000	373,814
Level 3 Financing, Inc.
3.63%, 01/15/2029 (A)	18,000	9,193
3.75%, 07/15/2029 (A)	579,000	294,447
4.25%, 07/01/2028 (A)	83,000	46,934
10.50%, 05/15/2030 (A)	319,000	319,357
Telecom Italia Capital SA
6.00%, 09/30/2034	98,000	80,592
6.38%, 11/15/2033	19,000	16,203

		1,664,478

Electric Utilities - 2.1%
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	1,345,000	1,171,931

Electrical Equipment - 1.0%
Energizer Holdings, Inc.
4.38%, 03/31/2029 (A)	152,000	125,073
6.50%, 12/31/2027 (A)	488,000	454,899

		579,972

Electronic Equipment, Instruments & Components - 0.5%
Sensata Technologies, Inc. 4.38%, 02/15/2030 (A)	319,000	269,626

Energy Equipment & Services - 1.4%
CSI Compressco LP/CSI Compressco Finance, Inc. 7.50%, 04/01/2025 (B)	143,000	138,353
Sunnova Energy Corp.
5.88%, 09/01/2026 (A) (B)	372,000	300,390
11.75%, 10/01/2028 (A) (B)	431,000	367,503

		806,246

Financial Services - 0.7%
Macquarie Airfinance Holdings Ltd. 8.13%, 03/30/2029 (A)	288,000	282,848

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Financial Services (continued)
United Wholesale Mortgage LLC 5.50%, 04/15/2029 (A)	$ 137,000	$ 115,461

		398,309

Food Products - 3.1%
Darling Ingredients, Inc.
5.25%, 04/15/2027 (A)	654,000	622,261
6.00%, 06/15/2030 (A)	227,000	212,971
Kraft Heinz Foods Co. 3.88%, 05/15/2027	77,000	72,214
Post Holdings, Inc.
4.50%, 09/15/2031 (A)	27,000	21,849
4.63%, 04/15/2030 (A)	621,000	520,018
5.50%, 12/15/2029 (A)	79,000	70,069
5.63%, 01/15/2028	238,000	221,349

		1,740,731

Health Care Equipment & Supplies - 0.7%
Kedrion SpA 6.50%, 09/01/2029 (A) (B)	286,000	238,095
Medline Borrower LP 3.88%, 04/01/2029 (A)	203,000	171,632

		409,727

Health Care Providers & Services - 4.9%
AdaptHealth LLC
4.63%, 08/01/2029 (A)	5,000	3,738
5.13%, 03/01/2030 (A)	187,000	141,652
6.13%, 08/01/2028 (A)	240,000	196,872
Charles River Laboratories International, Inc.
3.75%, 03/15/2029 (A)	280,000	236,340
4.00%, 03/15/2031 (A)	52,000	42,513
DaVita, Inc.
3.75%, 02/15/2031 (A)	154,000	110,699
4.63%, 06/01/2030 (A)	247,000	192,976
Encompass Health Corp.
4.63%, 04/01/2031 (B)	5,000	4,162
4.75%, 02/01/2030	280,000	241,935
HCA, Inc.
3.50%, 09/01/2030	115,000	95,368
5.88%, 02/15/2026	166,000	164,549
Heartland Dental LLC/Heartland Dental Finance Corp. 10.50%, 04/30/2028 (A)	367,000	352,735
Molina Healthcare, Inc. 4.38%, 06/15/2028 (A)	197,000	175,322
Tenet Healthcare Corp.
4.25%, 06/01/2029	244,000	208,815
5.13%, 11/01/2027	178,000	164,325
6.13%, 10/01/2028 (B)	352,000	326,153
6.13%, 06/15/2030	161,000	149,035

		2,807,189

Hotel & Resort REITs - 1.1%
Park Intermediate Holdings LLC/PK Domestic Property LLC/PK Finance Co-Issuer
5.88%, 10/01/2028 (A)	154,000	138,631
7.50%, 06/01/2025 (A)	483,000	478,309

		616,940

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure - 5.7%
1011778 BC ULC/New Red Finance, Inc.
3.88%, 01/15/2028 (A)	$ 63,000	$ 56,246
4.00%, 10/15/2030 (A)	238,000	194,932
Boyne USA, Inc. 4.75%, 05/15/2029 (A)	706,000	614,851
Hilton Domestic Operating Co., Inc.
4.88%, 01/15/2030	606,000	542,827
5.38%, 05/01/2025 (A)	150,000	147,480
Hilton Grand Vacations Borrower Escrow LLC/ Hilton Grand Vacations Borrower Escrow, Inc.
4.88%, 07/01/2031 (A)	596,000	472,161
5.00%, 06/01/2029 (A)	214,000	179,212
NCL Corp. Ltd. 5.88%, 03/15/2026 (A)	312,000	280,020
Travel & Leisure Co.
4.50%, 12/01/2029 (A)	170,000	140,201
5.65%, 04/01/2024	270,000	267,975
6.60%, 10/01/2025	325,000	317,828

		3,213,733

Household Durables - 0.7%
Newell Brands, Inc. 4.88%, 06/01/2025	398,000	381,894

Household Products - 0.7%
Central Garden & Pet Co. 4.13%, 04/30/2031 (A)	233,000	186,379
Spectrum Brands, Inc.
3.88%, 03/15/2031 (A)	106,000	84,932
5.50%, 07/15/2030 (A)	116,000	103,530

		374,841

Independent Power & Renewable Electricity Producers - 2.3%
Calpine Corp.
4.50%, 02/15/2028 (A)	166,000	149,495
5.00%, 02/01/2031 (A)	287,000	231,566
Clearway Energy Operating LLC
3.75%, 02/15/2031 (A)	170,000	132,548
4.75%, 03/15/2028 (A)	916,000	817,619

		1,331,228

Insurance - 1.6%
Constellation Insurance, Inc. 6.80%, 01/24/2030 (A)	400,000	342,733
Global Atlantic Finance Co.
Fixed until 07/15/2026, 4.70% (C), 10/15/2051 (A)	119,000	82,796
7.95%, 06/15/2033 (A)	176,000	164,033
Hartford Financial Services Group, Inc. 3-Month Term SOFR + 2.39%, 7.75% (C), 02/12/2067	191,000	163,522
Lincoln National Corp. 3-Month LIBOR + 2.36%, 8.00% (C), 05/17/2066	243,000	157,342

		910,426

Internet & Catalog Retail - 0.8%
Uber Technologies, Inc.
6.25%, 01/15/2028 (A)	70,000	67,375
8.00%, 11/01/2026 (A)	407,000	409,955

		477,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
IT Services - 0.3%
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00%, 11/01/2029 (A)	$ 186,000	$ 153,326

Leisure Products - 0.2%
Mattel, Inc.
5.45%, 11/01/2041	139,000	108,683
6.20%, 10/01/2040	7,000	6,000

		114,683

Machinery - 4.2%
Advanced Drainage Systems, Inc.
5.00%, 09/30/2027 (A)	920,000	857,900
6.38%, 06/15/2030 (A)	31,000	29,238
Chart Industries, Inc. 7.50%, 01/01/2030 (A)	168,000	164,962
GrafTech Global Enterprises, Inc. 9.88%, 12/15/2028 (A) (B)	60,000	53,729
Madison IAQ LLC
4.13%, 06/30/2028 (A)	221,000	185,645
5.88%, 06/30/2029 (A)	274,000	212,273
SPX Flow, Inc. 8.75%, 04/01/2030 (A)	251,000	230,119
Vertiv Group Corp. 4.13%, 11/15/2028 (A)	133,000	116,241
Wabash National Corp. 4.50%, 10/15/2028 (A)	647,000	535,392

		2,385,499

Media - 11.2%
Arches Buyer, Inc. 6.13%, 12/01/2028 (A)	43,000	34,732
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25%, 02/01/2031 - 01/15/2034 (A)	147,000	113,072
4.50%, 06/01/2033 (A)	40,000	29,841
4.75%, 02/01/2032 (A)	434,000	338,763
5.00%, 02/01/2028	175,000	156,682
Clear Channel Outdoor Holdings, Inc.
5.13%, 08/15/2027 (A) (B)	2,000	1,777
7.75%, 04/15/2028 (A) (B)	69,000	52,700
9.00%, 09/15/2028 (A)	228,000	221,058
CSC Holdings LLC 4.50%, 11/15/2031 (A)	693,000	457,741
Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38%, 08/15/2026 (A) (F)	60,000	600
DISH DBS Corp.
5.25%, 12/01/2026 (A)	245,000	197,704
5.75%, 12/01/2028 (A)	39,000	28,324
7.75%, 07/01/2026	237,000	159,015
DISH Network Corp. 11.75%, 11/15/2027 (A)	51,000	50,518
Gray Escrow II, Inc. 5.38%, 11/15/2031 (A)	685,000	432,078
Gray Television, Inc.
4.75%, 10/15/2030 (A) (B)	455,000	291,721
7.00%, 05/15/2027 (A)	367,000	310,820

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Media (continued)
iHeartCommunications, Inc.
5.25%, 08/15/2027 (A)	$ 150,000	$ 109,944
6.38%, 05/01/2026	555,000	452,365
8.38%, 05/01/2027 (B)	283,000	173,483
LCPR Senior Secured Financing DAC
5.13%, 07/15/2029 (A)	600,000	467,408
6.75%, 10/15/2027 (A)	180,000	162,390
Nexstar Media, Inc.
4.75%, 11/01/2028 (A)	23,000	19,319
5.63%, 07/15/2027 (A)	317,000	284,989
Sinclair Television Group, Inc. 4.13%, 12/01/2030 (A)	106,000	65,764
Sirius XM Radio, Inc.
3.13%, 09/01/2026 (A)	60,000	53,806
4.13%, 07/01/2030 (A)	473,000	374,285
TEGNA, Inc.
4.63%, 03/15/2028	460,000	397,154
4.75%, 03/15/2026 (A)	34,000	31,727
Univision Communications, Inc.
6.63%, 06/01/2027 (A)	245,000	223,255
7.38%, 06/30/2030 (A)	9,000	7,924
UPC Broadband Finco BV 4.88%, 07/15/2031 (A)	200,000	158,814
VZ Secured Financing BV 5.00%, 01/15/2032 (A)	674,000	511,347

		6,371,120

Metals & Mining - 3.9%
Cleveland-Cliffs, Inc. 6.75%, 03/15/2026 (A)	173,000	172,016
Enviri Corp. 5.75%, 07/31/2027 (A)	723,000	611,168
Mineral Resources Ltd.
8.13%, 05/01/2027 (A)	245,000	237,344
8.50%, 05/01/2030 (A)	140,000	134,618
9.25%, 10/01/2028 (A)	26,000	25,953
New Gold, Inc. 7.50%, 07/15/2027 (A)	563,000	528,309
Novelis Corp.
3.25%, 11/15/2026 (A)	42,000	37,374
3.88%, 08/15/2031 (A)	12,000	9,365
4.75%, 01/30/2030 (A)	509,000	431,847

		2,187,994

Mortgage Real Estate Investment Trusts - 0.2%
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 5.25%, 10/01/2025 (A)	127,000	120,728

Oil, Gas & Consumable Fuels - 1.3%
Cheniere Energy Partners LP 4.00%, 03/01/2031	196,000	164,113
DCP Midstream Operating LP 5.38%, 07/15/2025	121,000	119,547
Hess Midstream Operations LP 5.13%, 06/15/2028 (A)	225,000	207,701
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.50%, 03/01/2030	270,000	248,888

		740,249

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Paper & Forest Products - 0.4%
Glatfelter Corp. 4.75%, 11/15/2029 (A) (B)	$ 306,000	$ 201,051

Personal Care Products - 0.7%
Coty, Inc.
5.00%, 04/15/2026 (A)	221,000	211,137
6.50%, 04/15/2026 (A)	95,000	93,575
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International US LLC 6.63%, 07/15/2030 (A)	86,000	82,287

		386,999

Pharmaceuticals - 0.7%
Grifols SA 4.75%, 10/15/2028 (A) (B)	257,000	215,237
Organon & Co./Organon Foreign Debt Co-Issuer BV 5.13%, 04/30/2031 (A)	212,000	165,856

		381,093

Professional Services - 0.3%
Gartner, Inc.
3.75%, 10/01/2030 (A)	53,000	43,900
4.50%, 07/01/2028 (A)	159,000	143,112

		187,012

Real Estate Management & Development - 0.4%
Cushman & Wakefield US Borrower LLC
6.75%, 05/15/2028 (A)	148,000	134,986
8.88%, 09/01/2031 (A) (B)	81,000	77,490

		212,476

Software - 0.4%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	36,000	30,098
MSCI, Inc. 3.63%, 09/01/2030 (A)	232,000	191,992
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (A)	51,000	22,355

		244,445

Specialized REITs - 1.1%
Iron Mountain, Inc.
4.50%, 02/15/2031 (A)	15,000	12,264
5.25%, 03/15/2028	684,000	623,306
7.00%, 02/15/2029 (A)	16,000	15,446

		651,016

Technology Hardware, Storage & Peripherals - 1.5%
NCR Voyix Corp.
5.00%, 10/01/2028 (A)	75,000	64,793
5.13%, 04/15/2029 (A)	267,000	229,657
5.25%, 10/01/2030 (A)	9,000	7,450
Seagate HDD Cayman
8.25%, 12/15/2029 (A)	26,000	26,423
8.50%, 07/15/2031 (A) (B)	26,000	26,454

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
Western Digital Corp. 4.75%, 02/15/2026	$ 544,000	$ 510,647

		865,424

Wireless Telecommunication Services - 1.3%
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031 (A)	891,000	717,205

Total Corporate Debt Securities (Cost $57,372,342)		53,258,522

LOAN ASSIGNMENT - 0.1%
Containers & Packaging - 0.1%
Trident TPI Holdings, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.89% (C), 09/15/2028	77,707	77,297

Total Loan Assignment (Cost $75,578)		77,297

	Shares	Value
OTHER INVESTMENT COMPANY - 6.6%
Securities Lending Collateral - 6.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (G)	3,733,033	3,733,033

Total Other Investment Company (Cost $3,733,033)		3,733,033

	Principal	Value
REPURCHASE AGREEMENT - 4.4%
Fixed Income Clearing Corp., 2.50% (G), dated 10/31/2023, to be repurchased at $2,521,398 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $2,571,689.	$ 2,521,223	2,521,223

Total Repurchase Agreement (Cost $2,521,223)		2,521,223

Total Investments (Cost $63,702,176)		59,590,075
Net Other Assets (Liabilities) - (4.9)%		(2,778,928)

Net Assets - 100.0%		$ 56,811,147

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$53,258,522	$—	$53,258,522
Loan Assignment	—	77,297	—	77,297
Other Investment Company	3,733,033	—	—	3,733,033
Repurchase Agreement	—	2,521,223	—	2,521,223

Total Investments	$3,733,033	$55,857,042	$—	$59,590,075

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $38,721,961, representing 68.2% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,103,424, collateralized by cash collateral of $3,733,033 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $458,590. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Perpetual maturity. The date displayed is the next call date.
(E)	Payment in-kind. Security pays interest or dividends in the form of additional bonds or preferred stock. If the security makes a cash payment in addition to in-kind, the cash rate is disclosed separately.
(F)	Security in default; partial receipt of interest payments and/or dividends declared at last payment date. At October 31, 2023, the value of this security is $600, representing less than 0.1% of the Fund’s net assets.
(G)	Rates disclosed reflect the yields at October 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $61,180,953) (including securities loaned of $4,103,424)	$57,068,852
Repurchase agreement, at value (cost $2,521,223)	2,521,223
Receivables and other assets:
Investments sold	197,344
Net income from securities lending	4,583
Interest	921,042
Tax reclaims	10,797
Due from distributor	14,280
Total assets	60,738,121

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,733,033
Payables and other liabilities:
Dividends and/or distributions	121,490
Investment management fees	27,956
Transfer agent fees	460
Trustee and CCO fees	16
Audit and tax fees	37,773
Custody fees	3,073
Legal fees	385
Printing and shareholder reports fees	333
Registration fees	318
Other accrued expenses	2,137
Total liabilities	3,926,974
Net assets	$56,811,147

Net assets consist of:
Paid-in capital	$61,837,655
Total distributable earnings (accumulated losses)	(5,026,508)
Net assets	$56,811,147

Net assets by class:
Class I	$1,031,729
Class I2	55,769,342
Class R6	10,076
Shares outstanding (unlimited shares, no par value):
Class I	124,105
Class I2	6,681,456
Class R6	1,207
Net asset value per share: (A)
Class I	$8.31
Class I2	8.35
Class R6	8.35

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$2,554,840
Net income from securities lending	41,966
Total investment income	2,596,806

Expenses:
Investment management fees	213,389
Transfer agent fees:
Class I	1,097
Class I2	2,810
Class R6 (A)	1
Trustee and CCO fees	1,540
Audit and tax fees	38,277
Custody fees	19,364
Legal fees	2,421
Printing and shareholder reports fees	2,472
Registration fees	52,147
Filing fees	16,510
Other	1,434
Total expenses before waiver and/or reimbursement and recapture	351,462
Expenses waived and/or reimbursed:
Class I	(2,733)
Class I2	(64,597)
Class R6 (A)	(14)
Recapture of previously waived and/or reimbursed fees:
Class I	198
Class I2	4,709
Class R6 (A)	3
Net expenses	289,028

Net investment income (loss)	2,307,778

Net realized gain (loss) on:
Investments	(721,840)

Net change in unrealized appreciation (depreciation) on:
Investments	(845,290)
Net realized and change in unrealized gain (loss)	(1,567,130)
Net increase (decrease) in net assets resulting from operations	$740,648

(A)	Class R6 commenced operations on March 1, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$2,307,778	$941,608
Net realized gain (loss)	(721,840)	(68,907)
Net change in unrealized appreciation (depreciation)	(845,290)	(3,473,500)
Net increase (decrease) in net assets resulting from operations	740,648	(2,600,799)

Dividends and/or distributions to shareholders:
Class I	(63,090)	(48,485)
Class I2	(2,274,616)	(971,528)
Class R6 (A)	(417)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(2,338,123)	(1,020,013)

Capital share transactions:
Proceeds from shares sold:
Class I	36,038	55,416
Class I2	23,573,889	17,849,927
Class R6 (A)	10,000	—
	23,619,927	17,905,343
Dividends and/or distributions reinvested:
Class I	63,090	48,485
Class I2	2,116,332	971,528
Class R6 (A)	417	—
	2,179,839	1,020,013
Cost of shares redeemed:
Class I	(38,367)	(54,356)
Class I2	(3,686,312)	(134,937)
	(3,724,679)	(189,293)
Net increase (decrease) in net assets resulting from capital share transactions	22,075,087	18,736,063
Net increase (decrease) in net assets	20,477,612	15,115,251

Net assets:
Beginning of year	36,333,535	21,218,284
End of year	$56,811,147	$36,333,535

Capital share transactions - shares:
Shares issued:
Class I	4,131	5,674
Class I2	2,726,001	2,054,077
Class R6 (A)	1,159	—
	2,731,291	2,059,751
Shares reinvested:
Class I	7,326	5,284
Class I2	244,692	106,855
Class R6 (A)	48	—
	252,066	112,139
Shares redeemed:
Class I	(4,491)	(5,731)
Class I2	(424,455)	(15,912)
	(428,946)	(21,643)
Net increase (decrease) in shares outstanding:
Class I	6,966	5,227
Class I2	2,546,238	2,145,020
Class R6 (A)	1,207	—
	2,554,411	2,150,247

(A)	Class R6 commenced operations on March 1, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020(A)
Net asset value, beginning of period/year	$8.51		$10.09		$9.90		$10.00

Investment operations:
Net investment income (loss) (B)	0.51		0.39		0.33		0.08
Net realized and unrealized gain (loss)	(0.19)		(1.55)		0.24		(0.09)
Total investment operations	0.32		(1.16)		0.57		(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.52)		(0.40)		(0.38)		(0.09)
Net realized gains	—		(0.02)		—		—
Total dividends and/or distributions to shareholders	(0.52)		(0.42)		(0.38)		(0.09)

Net asset value, end of period/year	$8.31		$8.51		$10.09		$9.90
Total return	3.70%		(11.73)%		5.76%		(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,032		$997		$1,130		$999
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%		1.25%		1.50%		2.02	%(D)
Including waiver and/or reimbursement and recapture	0.76	%(E)	0.77	%(E)(F)	0.77	%(F)	0.77	%(D)(F)
Net investment income (loss) to average net assets	5.94%		4.16%		3.29%		3.09	%(D)
Portfolio turnover rate	21%		20%		37%		3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	TAM has contractually agreed to reimburse 0.085% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(F)	TAM contractually agreed to reimburse 0.08% of the sub-transfer agency fees and certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the period and years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020(A)
Net asset value, beginning of period/year	$8.55	$10.09	$9.90	$10.00

Investment operations:
Net investment income (loss) (B)	0.52	0.39	0.34	0.08
Net realized and unrealized gain (loss)	(0.20)	(1.51)	0.23	(0.09)
Total investment operations	0.32	(1.12)	0.57	(0.01)

Dividends and/or distributions to shareholders:
Net investment income	(0.52)	(0.40)	(0.38)	(0.09)
Net realized gains	—	(0.02)	—	—
Total dividends and/or distributions to shareholders	(0.52)	(0.42)	(0.38)	(0.09)

Net asset value, end of period/year	$8.35	$8.55	$10.09	$9.90
Total return	3.73%	(11.31)%	5.78%	(0.08	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$55,769	$35,337	$20,088	$18,990
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.91%	1.15%	1.40%	1.92	%(D)
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.75%	0.75	%(D)
Net investment income (loss) to average net assets	5.99%	4.28%	3.31%	3.11	%(D)
Portfolio turnover rate	21%	20%	37%	3	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class R6
October 31, 2023(A)
Net asset value, beginning of period	$8.63

Investment operations:
Net investment income (loss) (B)	0.34
Net realized and unrealized gain (loss)	(0.27)
Total investment operations	0.07

Dividends and/or distributions to shareholders:
Net investment income	(0.35)

Net asset value, end of period	$8.35
Total return (C)	0.79%

Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.91%
Including waiver and/or reimbursement and recapture	0.75%
Net investment income (loss) to average net assets(D)	5.98%
Portfolio turnover rate	21%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield ESG (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Payment in-kind (“PIK”) securities: PIKs give the issuer the option of making interest payments in either cash or additional debt securities at each interest payment date. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a “dirty price”) and require a pro-rata adjustment from Total distributable earnings (loss) to Interest within the Statement of Assets and Liabilities.

PIKs held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$3,733,033	$—	$—	$—	$3,733,033
Total Borrowings	$3,733,033	$—	$—	$—	$3,733,033

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

High-yield debt securities risk: High-yield debt securities, commonly referred to as “junk” bonds, are securities that are rated below “investment grade” or are of comparable quality. Changes in interest rates, the market’s perception of the issuers, the creditworthiness of the issuers and negative perceptions of the junk bond market generally may significantly affect the value of these bonds. Junk bonds are considered speculative, tend to be volatile, typically have a higher risk of default, tend to be less liquid and more difficult to value than higher grade securities, and may result in losses for the Fund.

Environmental, social and governance (“ESG”) investing risk: Applying ESG criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of ESG criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s ESG practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative ESG characteristics of a company. The sub-adviser’s ESG assessment of a company may differ from that of other funds or investors. ESG ratings and assessments of issuers can vary across third party data providers, and ESG data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of ESG investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG strategy.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 19,406,688	34.16%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1.25 billion	0.554%
Over $1.25 billion up to $2 billion	0.544
Over $2 billion	0.520

TAM has contractually agreed to reimburse 0.085% of the transfer agency fees on Class I shares through March 1, 2024.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.85%	March 1, 2024
Class I2, Class R6 (A)	0.75	March 1, 2024

(A)	Class R6 commenced operations on March 1, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$7,401	$4,296	$1,843	$13,540
Class I2	135,253	84,447	64,597	284,297
Class R6	—	—	11	11

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 3,884	$ 457

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 28,174,838	$ —	$ 7,850,129	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, partnership basis adjustments, premium amortization adjustments and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 63,828,621	$ 27,417	$ (4,265,963)	$ (4,238,546)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 138,190	$ 639,696

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 2,338,123	$ —	$ —	$ —	$ 1,020,013	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 114,505	$ —	$ —	$ (777,886)	$ —	$ (124,581)	$ (4,238,546)

10. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica High Yield ESG.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica High Yield ESG (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield ESG (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2022. Based on these considerations, the Board determined that TAM and the

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Transamerica Funds	Annual Report 2023

Transamerica High Yield ESG

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA HY ESG 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica High Yield Muni

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica High Yield Muni

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023 concluded with the 10-year Muni/Treasury ratio at 74%, richer than the 83% at the beginning of the fiscal year. For the fiscal year, the Bloomberg High Yield Municipal Bond Index returned 3.96%, significantly outperforming investment grade municipal bonds. This was due in part to muted high yield issuance. As of fiscal year end, the spread between high yield munis and investment grade munis was near historic lows at 196 basis points (“bps”). Since 1995, the tightest spread between the two counterparts has been 113 bps with an average spread of 290 bps.

Yields remained elevated at period end with the yield to worst on the Bloomberg High Yield Municipal Bond Index at 9.92% on a tax-adjusted basis, which was above the yield offered by the broad U.S. corporate high yield bond market. The Bloomberg High Yield Municipal Bond Index also offered elevated yields as of fiscal year end compared to recent history, with a yield to worst of 6.45% which was 161 bps above its seven-year average, and within 12 bps of the high for that period.

Cumulative year to date mutual fund flows were negative through period end, with outflows of $11.25 billion. The outflows from municipal bond mutual funds were in part due to tax loss harvesting. Compared to the year prior, year to date issuance had declined approximately 5% as of period end.

Historically, municipal bonds have tended to rebound after challenging years. Two examples include the financial crisis in 2008 when municipals posted a negative return only to rebound double digits the following year and the taper tantrum in 2013 when municipals lost value only to be followed by a rebound in 2014. In 2023, municipal returns flipped into negative territory on a year-to-date basis in September where they remained at fiscal year-end.

PERFORMANCE

For the year ended October 31, 2023, Transamerica High Yield Muni (Class A) returned 4.73%, excluding any sales charges. By comparison, its benchmark, the Bloomberg High Yield Municipal Bond Index, returned 3.96%.

STRATEGY REVIEW

The Fund decreased its duration during the fiscal year from 12.67 years to 10.11 years, which remained longer than the benchmark duration of 8.01 years. The Fund’s overweight exposure to the 0-1 year duration bucket was the largest contributor to outperformance. An overweight to the 7-8 year bucket was the largest detractor from performance, with BBB-rated credits being the largest detractor within that duration bucket.

The hospital/healthcare sector and the transportation sector both detracted as the allocation within the 9+ year duration bucket for both sectors pulled on performance causing them to be the worst performing sectors within the Fund. Longer maturity housing related municipal bonds also contributed to performance during the fiscal year.

At fiscal year end, the Fund continued to prefer Housing, Charter Schools and Healthcare sectors where the sub-adviser’s research suggested the credit story was attractive and offered the opportunity for excess risk-adjusted returns. Additionally, the Fund continued to seek out smaller issues that require extra yield to clear the market at issuance.

Max Christiana

Matthew Dalton

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	1.31%	(0.58)%	2.89%	07/31/2013
Class A (NAV)	4.73%	0.07%	3.23%	07/31/2013
Bloomberg High Yield Municipal Bond Index (A)	3.96%	1.67%	3.79%
Class C (POP)	3.11%	(0.52)%	2.64%	07/31/2013
Class C (NAV)	4.11%	(0.52)%	2.64%	07/31/2013
Class I (NAV)	4.78%	0.15%	3.36%	07/31/2013
Class I2 (NAV)	4.87%	0.27%	0.52%	09/30/2016

(A) The Bloomberg High Yield Municipal Bond Index is comprised of bonds that are non-investment grade, unrated, or rated below Ba1 by Moody’s Investors Service with a remaining maturity of at least one year.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the Fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk. High-yield bond (junk bonds) funds may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. The Fund is classified as ‘non-diversified,’ which means it may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. To the extent the Fund invests its assets in fewer issuers, the Fund will be more susceptible to negative events.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$961.90	$4.55	$1,020.60	$4.63	0.91%
Class C	1,000.00	960.00	7.54	1,017.60	7.68	1.51
Class I	1,000.00	962.60	3.80	1,021.40	3.87	0.76
Class I2	1,000.00	963.10	3.55	1,021.60	3.62	0.71

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	87.0%
Repurchase Agreement	8.2
Short-Term U.S. Government Obligation	5.0
Corporate Debt Securities	0.7
Other Investment Company	0.5
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	20.28
Duration †	10.16

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	5.0%
AAA	8.5
AA	2.7
A	2.2
BBB	12.6
BB	9.8
Not Rated	60.6
Net Other Assets (Liabilities)	(1.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 0.7%
Commercial Services & Supplies - 0.2%
Wildflower Improvement Association 6.63%, 03/01/2031 (A) (B)	$185,250	$171,892

Pharmaceuticals - 0.5%
Teva Pharmaceutical Finance Netherlands III BV 6.00%, 04/15/2024 (C)	500,000	496,407

Total Corporate Debt Securities (Cost $681,657)		668,299

MUNICIPAL GOVERNMENT OBLIGATIONS - 87.0%
Alabama - 1.8%
Alabama State University, Revenue Bonds, BAM, 5.00%, 09/01/2040	995,000	990,191
County of Perry, General Obligation Unlimited, Series B, 7.38%, 12/01/2030	270,000	266,130
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (A)	500,000	536,766

		1,793,087

Arizona - 6.1%
Arizona Industrial Development Authority, Revenue Bonds 5.00%, 07/01/2055 (A)	170,000	129,161
Series A, 5.00%, 07/01/2027 - 07/01/2031	320,000	324,829
Series B, 5.00%, 07/01/2028	170,000	171,718
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 4.63%, 07/01/2026 (A) (B)	375,000	372,062
Industrial Development Authority of the County of Pima, Revenue Bonds 5.00%, 07/01/2056 (A)	2,260,000	1,740,872
Series A, 7.00%, 11/15/2057 (A)	750,000	719,116
La Paz County Industrial Development Authority, Revenue Bonds, 5.88%, 06/15/2048 (A)	500,000	423,056
Maricopa County Elementary School District No. 62, General Obligation Unlimited, Series A, AGM, 5.50%, 07/01/2043 (D)	625,000	660,833
Maricopa County Industrial Development Authority, Revenue Bonds, 5.00%, 07/01/2036	110,000	106,173
Tempe Industrial Development Authority, Revenue Bonds, Series B, 4.00%, 12/01/2056	2,130,000	1,323,911

		5,971,731

California - 5.9%
California County Tobacco Securitization Agency, Revenue Bonds, 5.88%, 06/01/2035	40,000	40,638

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Infrastructure & Economic Development Bank, Revenue Bonds, Series A-1, 5.00%, 01/01/2056 (A)	$ 130,000	$ 91,659
California Municipal Finance Authority, Revenue Bonds 4.00%, 11/15/2056	665,000	426,758
Series A, 5.50%, 06/01/2038 (A)	600,000	564,421
California Public Finance Authority, Revenue Bonds 5.00%, 11/15/2046 - 11/15/2056 (A)	2,455,000	1,975,759
Series A, 5.00%, 06/15/2049 (A)	225,000	182,428
California School Finance Authority, Revenue Bonds, Series A, 5.88%, 06/01/2053 (A)	700,000	636,429
California Statewide Communities Development Authority, Revenue Bonds, Series A, AGM, 5.25%, 08/15/2052	220,000	224,492
California Statewide Financing Authority, Revenue Bonds, Series B, 6.00%, 05/01/2037	45,000	45,758
Golden State Tobacco Securitization Corp., Revenue Bonds, Series B-2, Zero Coupon, 06/01/2066	4,000,000	326,736
Sierra View Local Health Care District, Revenue Bonds, 4.00%, 07/01/2025	290,000	286,112
Transbay Joint Powers Authority, Tax Allocation, Series B, 5.00%, 10/01/2035	300,000	297,176
Washington Township Health Care District, Revenue Bonds, Series A, 5.75%, 07/01/2053	700,000	684,216

		5,782,582

Colorado - 18.0%
Access 25 Metropolitan District No. 2, General Obligation Limited, 6.75%, 12/01/2053 (A)	1,000,000	985,996
Baseline Metropolitan District No. 1, General Obligation Unlimited, Series A, 5.00%, 12/01/2051	1,000,000	803,142
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, 5.00%, 12/01/2035	525,000	468,255
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series B, 6.38%, 12/15/2047	937,000	841,923

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Clear Creek Transit Metropolitan District No. 2, General Obligation Limited, Series A, 5.00%, 12/01/2041 - 12/01/2050	$ 1,075,000	$ 877,812
Colorado Educational & Cultural Facilities Authority, Revenue Bonds, 3.00%, 01/15/2028	145,000	133,627
Colorado International Center Metropolitan District No. 14, General Obligation Limited, 5.88%, 12/01/2046	1,000,000	895,633
Denver International Business Center Metropolitan District No. 1, General Obligation Limited, 6.00%, 12/01/2048	500,000	459,343
Fiddlers Business Improvement District, General Obligation Unlimited, 5.55%, 12/01/2047 (A)	400,000	370,338
Glen Metropolitan District No. 1, General Obligation Limited, BAM, 2.00%, 12/01/2030	80,000	63,333
Glen Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 2.00%, 12/01/2030	465,000	389,288
Green Gables Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2038	765,000	757,942
Hogback Metropolitan District, General Obligation Limited, Series A, 5.00%, 12/01/2051	1,550,000	1,216,734
Peak Metropolitan District No. 1, General Obligation Limited, Series A, 5.00%, 12/01/2051 (A)	1,150,000	901,367
Peak Metropolitan District No. 3, General Obligation Limited, 7.50%, 12/01/2052	500,000	460,361
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2051	3,000,000	1,937,324
Ridgeline Vista Metropolitan District, General Obligation Limited, Series A, 5.25%, 12/01/2060	2,530,000	1,949,350
South Maryland Creek Ranch Metropolitan District, General Obligation Limited, AGM, 5.00%, 12/01/2048	400,000	383,975
Transport Metropolitan District No. 3, General Obligation Limited Series A-1, 4.13%, 12/01/2031	500,000	421,192
Series A-1, 5.00%, 12/01/2041	1,365,000	1,062,888
Verve Metropolitan District No. 1, General Obligation Limited, 6.75%, 12/01/2052	1,000,000	838,257

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Westerly Metropolitan District No. 4, General Obligation Limited, Series A, 5.00%, 12/01/2040 - 12/01/2050	$ 1,700,000	$ 1,375,461

		17,593,541

Connecticut - 0.8%
Connecticut State Health & Educational Facilities Authority, Revenue Bonds Series A, 5.00%, 01/01/2055 (A)	625,000	464,082
Series L-1, 4.00%, 07/01/2027	285,000	276,973

		741,055

District of Columbia - 0.1%
District of Columbia, Revenue Bonds, Series B, 5.00%, 07/01/2048	100,000	91,523
District of Columbia Tobacco Settlement Financing Corp., Revenue Bonds, Series A, Zero Coupon, 06/15/2046	100,000	21,415

		112,938

Florida - 8.5%
Capital Trust Agency, Inc., Revenue Bonds, Series A, 5.00%, 01/01/2056 (A)	450,000	312,385
City of Lakeland, Revenue Bonds, 5.00%, 11/15/2045	500,000	467,845
City of Pompano Beach, Revenue Bonds, 2.88%, 09/01/2026	20,000	18,601
County of Lake, Revenue Bonds, 5.00%, 01/15/2039 - 01/15/2054 (A)	925,000	754,430
Edgewater East Community Development District, Special Assessment, 4.00%, 05/01/2052	1,500,000	1,051,951
Florida Development Finance Corp., Revenue Bonds 4.00%, 07/01/2045	215,000	161,197
5.13%, 06/01/2040 (A)	400,000	319,058
Series A, 4.00%, 06/01/2030	1,000,000	891,026
Series B, 7.38%, 01/01/2049 (A)	2,230,000	2,166,960
Florida Housing Finance Corp., Revenue Bonds Series 1, GNMA, FNMA, FHLMC, 1.65%, 01/01/2033	255,000	193,095
2.00%, 07/01/2032	75,000	60,481
Miami-Dade County Industrial Development Authority, Revenue Bonds Series A, 4.25%, 06/01/2030 (A)	650,000	570,124
5.00%, 06/01/2047 (A)	350,000	267,743

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
Pinellas County Educational Facilities Authority, Revenue Bonds Series A, 4.00%, 06/01/2046 (A)	$ 500,000	$ 341,330
5.00%, 06/01/2056 (A)	1,000,000	754,268

		8,330,494

Georgia - 3.0%
Development Authority of Lagrange, Revenue Bonds, 5.00%, 10/15/2052	3,710,000	2,935,769

Idaho - 1.8%
Idaho Housing & Finance Association, Revenue Bonds, Series A, 6.00%, 07/01/2049 - 07/01/2054 (A)	1,725,000	1,732,971

Illinois - 5.0%
Chicago Board of Education, General Obligation Unlimited, Series A, AGM-CR, 5.00%, 12/01/2042	365,000	340,952
City of Chicago, General Obligation Unlimited 7.52%, 01/01/2040	190,000	191,260
Series C, 5.00%, 01/01/2038	950,000	904,820
Cook County School District No. 132, General Obligation Limited, Series A, AGM, 4.20%, 12/01/2027	271,000	271,598
Illinois Finance Authority, Revenue Bonds Series A, 5.00%, 11/01/2049	975,000	720,823
5.63%, 08/01/2053 (A)	250,000	229,920
State of Illinois, General Obligation Unlimited 6.63%, 02/01/2035	23,077	22,826
7.35%, 07/01/2035	17,143	17,440
Village of Bolingbrook, General Obligation Unlimited, Series A, 4.00%, 01/01/2027	225,000	216,589
Village of Oak Lawn, General Obligation Unlimited Series A, 3.35%, 12/01/2026	315,000	302,089
5.23%, 12/01/2024	500,000	488,345
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2036	1,500,000	1,157,960

		4,864,622

Indiana - 0.1%
Lake Station Community School Corp., General Obligation Limited, 4.00%, 01/15/2024	50,000	49,925

Iowa - 1.3%
Lake Panorama Improvement Zone, General Obligation Limited AGM, 5.85%, 06/01/2038 (D)	665,000	679,189
5.95%, 06/01/2039 (D)	635,000	648,521

		1,327,710

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kansas - 0.1%
Wyandotte County Unified Government Special Obligation Revenue, Revenue Bonds, NATL, Zero Coupon, 12/01/2027	$ 135,000	$ 110,876

Louisiana - 2.6%
City of Natchitoches Utilities Revenue, Revenue Bonds, AGM, 5.50%, 06/01/2053 (D)	1,000,000	991,086
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, 3.88%, 11/01/2045 (A)	1,285,000	993,073
Parish of St. James, Revenue Bonds, Series 2, 6.35%, 07/01/2040 (A)	500,000	524,015

		2,508,174

Maine - 0.0% (E)
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series A, AGM, 4.38%, 07/01/2048	35,000	30,420

Maryland - 0.5%
Maryland Economic Development Corp., Revenue Bonds, 5.75%, 09/01/2025	215,000	216,886
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds AGM-CR, 5.00%, 07/01/2033 - 07/01/2034	250,000	262,240
Series A, 4.00%, 07/01/2027	20,000	19,454

		498,580

Massachusetts - 0.3%
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2049	325,000	275,375

Michigan - 1.0%
Michigan Tobacco Settlement Finance Authority, Revenue Bonds, Series C, Zero Coupon, 06/01/2058	17,500,000	787,887
Rapid River Public Schools, General Obligation Unlimited, Series II, BAM, 4.25%, 05/01/2041	190,000	171,881

		959,768

Minnesota - 0.8%
City of Ham Lake, Revenue Bonds, Series A, 4.00%, 07/01/2028	140,000	128,746
City of Woodbury, Revenue Bonds, 4.00%, 07/01/2056	350,000	217,671
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	635,000	448,083

		794,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Missouri - 0.1%
Health & Educational Facilities Authority, Revenue Bonds, 4.25%, 12/01/2042 (A) (B)	$ 75,000	$ 61,845

Nebraska - 1.0%
City of Blair Water System Revenue, Revenue Bonds, 6.10%, 05/15/2027	1,000,000	973,853

Nevada - 0.1%
Carson City, Revenue Bonds, Series A, 5.00%, 09/01/2037	155,000	147,012

New Jersey - 2.1%
Camden County Improvement Authority, Revenue Bonds, 6.00%, 06/15/2042 - 06/15/2052	545,000	562,348
Essex County Improvement Authority, Revenue Bonds Series A, 5.00%, 12/01/2035 (F) (G)	500,000	325,000
5.13%, 12/01/2045 (F) (G)	30,000	19,500
New Jersey Economic Development Authority, Revenue Bonds Series A, 5.13%, 09/01/2052 (A)	760,000	623,741
Series B, 6.50%, 04/01/2031 (B)	10,000	9,883
Passaic County Improvement Authority, Revenue Bonds, 5.50%, 07/01/2058	625,000	565,215

		2,105,687

New York - 2.0%
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds, Series A, 5.00%, 08/01/2052	450,000	368,117
Build NYC Resource Corp., Revenue Bonds Series A, 4.00%, 06/15/2056 (A)	350,000	225,042
5.00%, 12/01/2051 (A)	750,000	577,202
New York City Industrial Development Agency, Revenue Bonds, FGIC, CPI-YoY + 0.89%, 4.56% (H), 03/01/2027	20,000	19,920
New York Counties Tobacco Trust IV, Revenue Bonds, Series A, 5.00%, 06/01/2038	25,000	22,728
New York State Dormitory Authority, Revenue Bonds, AMBAC, 5.25%, 07/01/2025	100,000	100,654
New York State Urban Development Corp., Revenue Bonds, Series E, 5.00%, 03/15/2033	200,000	200,316
Village of Brewster, General Obligation Unlimited, 5.00%, 05/01/2033	50,000	51,505

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
Yonkers Economic Development Corp., Revenue Bonds, Series A, 5.00%, 10/15/2054	$ 465,000	$ 366,349

		1,931,833

North Carolina - 0.0% (E)
North Carolina Medical Care Commission, Revenue Bonds, Series C, 3.00%, 10/01/2036	25,000	19,452

North Dakota - 0.7%
City of Grand Forks, Revenue Bonds 4.00%, 12/01/2035	105,000	89,515
Series A, AGM, 5.00%, 12/01/2043 - 12/01/2048	580,000	566,381

		655,896

Ohio - 3.5%
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds, Series B-3, Class 2, Zero Coupon, 06/01/2057	13,000,000	1,093,349
City of Cleveland, Revenue Bonds, 5.38%, 09/15/2027 (B)	20,000	19,693
County of Hamilton, Revenue Bonds, Series A, 5.25%, 01/01/2038	1,000,000	937,183
Ohio Air Quality Development Authority, Revenue Bonds, 2.88%, 02/01/2026	195,000	182,922
Ohio Higher Educational Facility Commission, Revenue Bonds
5.00%, 01/01/2028 - 01/01/2032	65,000	65,221
5.38%, 12/01/2052	1,370,000	1,180,924

		3,479,292

Oklahoma - 0.4%
Pontotoc County Educational Facilities Authority, Revenue Bonds, 4.00%, 09/01/2032	410,000	388,956

Oregon - 1.2%
Salem Hospital Facility Authority, Revenue Bonds, 4.00%, 05/15/2040 - 05/15/2057	990,000	671,875
Yamhill County Hospital Authority, Revenue Bonds, Series A, 5.00%, 11/15/2056	725,000	496,772

		1,168,647

Pennsylvania - 2.4%
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2039 - 01/01/2045	535,000	425,029
Montgomery County Industrial Development Authority, Revenue Bonds, Series A, 4.00%, 10/01/2041	450,000	344,310

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, Revenue Bonds 4.00%, 07/01/2046	$ 2,000,000	$ 1,511,852
4.13%, 12/31/2038	55,000	46,240

		2,327,431

Puerto Rico - 1.0%
Puerto Rico Electric Power Authority, Revenue Bonds Series RR, AGC, 5.00%, 07/01/2028	270,000	267,440
Series SS, AGM, 5.00%, 07/01/2030	110,000	108,475
Series TT, AGC-ICC, 5.00%, 07/01/2032	265,000	261,233
Series TT, AGM-CR, 5.00%, 07/01/2027	25,000	24,809
Series UU, AGC, 5.00%, 07/01/2026	115,000	114,370
Series UU, AGM, 5.00%, 07/01/2024	160,000	159,768

		936,095

Rhode Island - 0.2%
City of Providence, General Obligation Unlimited, Series A, 5.00%, 01/15/2025	240,000	242,240

South Carolina - 0.3%
South Carolina Jobs-Economic Development Authority, Revenue Bonds, 5.00%, 10/01/2026 (A)	350,000	341,024

Tennessee - 0.6%
Metropolitan Government Nashville & Davidson County Industrial Development Board, Special Assessment, 4.00%, 06/01/2051 (A)	750,000	550,534

Texas - 2.2%
Bexar County Health Facilities Development Corp., Revenue Bonds, 5.00%, 07/15/2042	500,000	402,328
City of Rowlett, Special Assessment 4.13%, 09/15/2041 (A)	448,000	358,782
4.25%, 09/15/2051 (A)	514,000	385,903
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds 3.00%, 01/01/2024	40,000	39,758
5.00%, 01/01/2047 - 01/01/2055	1,000,000	725,853
Van Alstyne Economic Development Corp., Revenue Bonds, 4.00%, 08/15/2031	240,000	210,384

		2,123,008

Utah - 1.3%
Downtown East Streetcar Sewer Public Infrastructure District, General Obligation Limited, 6.00%, 03/01/2053 (A)	1,500,000	1,304,324

	Principal	Value

MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Virginia - 1.1%
Danville Industrial Development Authority, Revenue Bonds, Series A, 4.00%, 10/01/2027	$ 60,000	$ 54,079
Henrico County Economic Development Authority, Revenue Bonds, Series C, 5.00%, 12/01/2047	255,000	224,490
Virginia Small Business Financing Authority, Revenue Bonds, Series A, 5.00%, 01/01/2027	50,000	50,112
Williamsburg Economic Development Authority, Revenue Bonds, Series B, 5.25%, 07/01/2053	785,000	790,775

		1,119,456

Washington - 1.9%
Washington State Housing Finance Commission, Revenue Bonds, 6.38%, 07/01/2063 (A)	1,875,000	1,851,726

Wisconsin - 7.2%
Public Finance Authority, Revenue Bonds
5.00%, 06/15/2053	125,000	103,285
6.38%, 07/01/2043 (A)	275,000	263,255
6.63%, 07/01/2053 (A)	500,000	476,631
6.75%, 07/01/2058 (A)	520,000	499,809
Series A, 4.00%, 07/01/2051	215,000	144,719
4.25%, 12/01/2051 (A)	1,500,000	1,049,165
5.00%, 06/15/2049 (A)	90,000	73,546
5.75%, 07/01/2063 (A)	1,400,000	1,309,216
6.75%, 06/01/2062 (A)	650,000	571,244
Wisconsin Health & Educational Facilities Authority, Revenue Bonds 4.00%, 12/01/2051 - 12/01/2056	1,200,000	725,782
5.00%, 08/01/2039	450,000	328,649
Series A, 5.13%, 04/01/2057	2,280,000	1,527,624

		7,072,925

Total Municipal Government Obligations (Cost $104,407,696)		85,215,354

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 5.0%
U.S. Treasury Bills 5.34% (I), 12/28/2023	4,955,000	4,913,282

Total Short-Term U.S. Government Obligation (Cost $4,914,741)		4,913,282

	Shares	Value
OTHER INVESTMENT COMPANY - 0.5%
Securities Lending Collateral - 0.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (I)	503,663	503,663

Total Other Investment Company (Cost $503,663)		503,663

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

Principal	Value
REPURCHASE AGREEMENT - 8.2%

Fixed Income Clearing Corp., 2.50% (I), dated 10/31/2023, to be repurchased at $8,026,011 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $8,185,979.

$ 8,025,453	$ 8,025,453

Total Repurchase Agreement (Cost $8,025,453)	8,025,453

Total Investments (Cost $118,533,210)	99,326,051
Net Other Assets (Liabilities) - (1.4)%	(1,403,298)

Net Assets - 100.0%	$ 97,922,753

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$668,299	$—	$668,299
Municipal Government Obligations	—	85,215,354	—	85,215,354
Short-Term U.S. Government Obligation	—	4,913,282	—	4,913,282
Other Investment Company	503,663	—	—	503,663
Repurchase Agreement	—	8,025,453	—	8,025,453

Total Investments	$503,663	$98,822,388	$—	$99,326,051

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $29,754,670, representing 30.4% of the Fund’s net assets.
(B)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Wildflower Improvement Association 6.63%, 03/01/2031	12/10/2020	$181,870	$171,892	0.1%

Municipal Government Obligations	Industrial Development Authority of the City of Phoenix Revenue Bonds 4.63%, 07/01/2026	04/06/2016	375,006	372,062	0.4

Municipal Government Obligations	Health & Educational Facilities Authority Revenue Bonds 4.25%, 12/01/2042	09/10/2019	78,020	61,845	0.1

Municipal Government Obligations	New Jersey Economic Development Authority Revenue Bonds Series B 6.50%, 04/01/2031	01/22/2015	10,535	9,883	0.0	(E)

Municipal Government Obligations	City of Cleveland Revenue Bonds 5.38%, 09/15/2027	07/27/2015	20,062	19,693	0.0	(E)

Total			$665,493	$635,375	0.6%

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(C)	All or a portion of the security is on loan. The value of the security on loan is $492,683, collateralized by cash collateral of $503,663. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $344,500, representing 0.4% of the Fund’s net assets.
(G)	Non-income producing securities.
(H)	Floating or variable rate security. The rate disclosed is as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(I)	Rates disclosed reflect the yields at October 31, 2023.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FGIC	Financial Guaranty Insurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CR	Custodian Receipts
CPI -YoY	Consumer Price Index-Year over Year
ICC	Insured Custody Certificate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $110,507,757) (including securities loaned of $492,683)	$91,300,598
Repurchase agreement, at value (cost $8,025,453)	8,025,453
Receivables and other assets:
Investments sold	113,404
When-issued, delayed-delivery, forward and TBA commitments sold	1,595,997
Net income from securities lending	786
Shares of beneficial interest sold	1,183,052
Interest	1,630,005
Total assets	103,849,295

Liabilities:
Cash collateral received upon return of:
Securities on loan	503,663
Payables and other liabilities:
Investments purchased	279,351
When-issued, delayed-delivery, forward and TBA commitments purchased	4,555,083
Dividends and/or distributions	4,297
Shares of beneficial interest redeemed	467,136
Investment management fees	46,666
Distribution and service fees	10,013
Transfer agent fees	8,312
Trustee and CCO fees	27
Audit and tax fees	43,464
Custody fees	5,081
Legal fees	1,180
Printing and shareholder reports fees	2,037
Registration fees	232
Total liabilities	5,926,542
Net assets	$97,922,753

Net assets consist of:
Paid-in capital	$136,169,771
Total distributable earnings (accumulated losses)	(38,247,018)
Net assets	$97,922,753

Net assets by class:
Class A	$12,746,135
Class C	8,041,481
Class I	77,124,762
Class I2	10,375

Shares outstanding (unlimited shares, no par value):
Class A	1,340,385
Class C	845,038
Class I	8,125,355
Class I2	1,091

Net asset value per share: (A)
Class A	$9.51
Class C	9.52
Class I	9.49
Class I2	9.51

Maximum offering price per share: (B)
Class A	$9.83

(A)	Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$5,236,216
Net income from securities lending	1,530
Total investment income	5,237,746

Expenses:
Investment management fees	554,301
Distribution and service fees:
Class A	38,480
Class C	86,849
Transfer agent fees:
Class A	10,061
Class C	6,263
Class I	82,193
Class I2	1
Trustee and CCO fees	4,054
Audit and tax fees	44,665
Custody fees	26,552
Legal fees	6,336
Printing and shareholder reports fees	8,921
Registration fees	69,230
Other	17,747
Total expenses before waiver and/or reimbursement and recapture	955,653
Expenses waived and/or reimbursed:
Class A	(24,167)
Class C	(25,025)
Class I	(54,491)
Class I2	(1)
Recapture of previously waived and/or reimbursed fees:
Class A	5,970
Class C	1,147
Class I	9,375
Class I2	1
Net expenses	868,462
Net investment income (loss)	4,369,284

Net realized gain (loss) on:
Investments	(10,762,887)

Net change in unrealized appreciation (depreciation) on:
Investments	11,799,038
Net realized and change in unrealized gain (loss)	1,036,151
Net increase (decrease) in net assets resulting from operations	$5,405,435

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,369,284	$5,072,857
Net realized gain (loss)	(10,762,887)	(8,141,151)
Net change in unrealized appreciation (depreciation)	11,799,038	(35,796,773)
Net increase (decrease) in net assets resulting from operations	5,405,435	(38,865,067)

Dividends and/or distributions to shareholders:
Class A	(646,263)	(887,353)
Class C	(312,507)	(310,933)
Class I	(3,409,835)	(4,305,394)
Class I2	(473)	(404)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,369,078)	(5,504,084)

Capital share transactions:
Proceeds from shares sold:
Class A	1,616,122	18,771,108
Class C	2,529,673	2,898,754
Class I	48,423,420	145,812,944
52,569,215	167,482,806
Dividends and/or distributions reinvested:
Class A	603,660	850,987
Class C	311,165	309,665
Class I	3,401,840	4,302,083
Class I2	473	404
4,317,138	5,463,139
Cost of shares redeemed:
Class A	(7,053,001)	(25,275,559)
Class C	(2,880,587)	(4,677,083)
Class I	(69,144,515)	(152,206,683)
(79,078,103)	(182,159,325)
Automatic conversions:
Class A	574,360	377,386
Class C	(574,360)	(377,386)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(22,191,750)	(9,213,380)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	13,205	(A)
—	13,205
Net increase (decrease) in net assets	(21,155,393)	(53,569,326)

Net assets:
Beginning of year	119,078,146	172,647,472
End of year	$97,922,753	$119,078,146

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022

Capital share transactions - shares:
Shares issued:
Class A	161,591	1,617,089
Class C	252,575	257,378
Class I	4,835,969	12,913,854
	5,250,135	14,788,321
Shares reinvested:
Class A	60,329	76,528
Class C	31,106	27,930
Class I	341,007	388,362
Class I2	47	37
	432,489	492,857
Shares redeemed:
Class A	(703,150)	(2,333,716)
Class C	(287,553)	(427,367)
Class I	(6,964,770)	(13,898,891)
	(7,955,473)	(16,659,974)
Automatic conversions:
Class A	56,780	33,971
Class C	(56,757)	(33,935)
	23	36
Net increase (decrease) in shares outstanding:
Class A	(424,450)	(606,128)
Class C	(60,629)	(175,994)
Class I	(1,787,794)	(596,675)
Class I2	47	37
	(2,272,826)	(1,378,760)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.47	$12.36		$11.59		$11.98		$11.34

Investment operations:
Net investment income (loss) (A)	0.42	0.34		0.35		0.38		0.42
Net realized and unrealized gain (loss)	0.04	(2.86)		0.78		(0.32)		0.64
Total investment operations	0.46	(2.52)		1.13		0.06		1.06
Contributions from affiliate	—	—		—		—		—

Dividends and/or distributions to shareholders: Net investment income	(0.42)	(0.34)		(0.36)		(0.41)		(0.42)
Net realized gains	—	(0.03)		—		—		—
Return of capital	—	—		—		(0.04)		—
Total dividends and/or distributions to shareholders	(0.42)	(0.37)		(0.36)		(0.45)		(0.42)

Net asset value, end of year	$9.51	$9.47		$12.36		$11.59		$11.98
Total return (B)	4.73%	(20.80)%		9.81%		0.60%		9.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,746	$16,721		$29,316		$18,111		$22,116
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%	1.01	%(C)	0.98	%(C)	1.07	%(C)	1.04	%(C)
Including waiver and/or reimbursement and recapture	0.91%	0.91	%(C)	0.91	%(C)	0.91	%(C)	0.91	%(C)
Net investment income (loss) to average net assets	4.20%	2.98%		2.86%		3.22%		3.63%
Portfolio turnover rate	69%	53%		96%		37%		54%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.48	$12.38		$11.60		$11.99		$11.35

Investment operations:
Net investment income (loss) (A)	0.36	0.27		0.28		0.31		0.36
Net realized and unrealized gain (loss)	0.04	(2.87)		0.79		(0.32)		0.64
Total investment operations	0.40	(2.60)		1.07		(0.01)		1.00
Contributions from affiliate	—	—		—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.27)		(0.29)		(0.35)		(0.36)
Net realized gains	—	(0.03)		—		—		—
Return of capital	—	—		—		(0.03)		—
Total dividends and/or distributions to shareholders	(0.36)	(0.30)		(0.29)		(0.38)		(0.36)

Net asset value, end of year	$9.52	$9.48		$12.38		$11.60		$11.99
Total return (B)	4.11%	(21.32)%		9.24%		—%		8.89%

Ratio and supplemental data:
Net assets end of year (000’s)	$8,041	$8,587		$13,390		$11,731		$11,561
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.79%	1.74	%(C)	1.73	%(C)	1.82	%(C)	1.81	%(C)
Including waiver and/or reimbursement and recapture	1.51%	1.51	%(C)	1.51	%(C)	1.51	%(C)	1.51	%(C)
Net investment income (loss) to average net assets	3.60%	2.41%		2.28%		2.63%		3.05%
Portfolio turnover rate	69%	53%		96%		37%		54%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the contingent deferred sales charge.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.46	$12.36		$11.59		$12.00		$11.36

Investment operations:
Net investment income (loss) (A)	0.43	0.35		0.37		0.39		0.44
Net realized and unrealized gain (loss)	0.04	(2.86)		0.78		(0.33)		0.64
Total investment operations	0.47	(2.51)		1.15		0.06		1.08
Contributions from affiliate	—	0.00	(B)(C)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.44)	(0.36)		(0.38)		(0.43)		(0.44)
Net realized gains	—	(0.03)		—		—		—
Return of capital	—	—		—		(0.04)		—
Total dividends and/or distributions to shareholders	(0.44)	(0.39)		(0.38)		(0.47)		(0.44)

Net asset value, end of year	$9.49	$9.46		$12.36		$11.59		$12.00
Total return	4.78%	(20.75	)%(B)	9.98%		0.58%		9.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$77,126	$93,760		$129,929		$62,566		$75,539
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.77	%(D)	0.77	%(D)	0.86	%(D)	0.84	%(D)
Including waiver and/or reimbursement and recapture	0.76%	0.76	%(D)	0.76	%(D)	0.76	%(D)	0.76	%(D)
Net investment income (loss) to average net assets	4.34%	3.14%		3.00%		3.37%		3.79%
Portfolio turnover rate	69%	53%		96%		37%		54%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.48	$12.38		$11.60		$12.00		$11.36

Investment operations:
Net investment income (loss) (A)	0.44	0.37		0.38		0.39		0.45
Net realized and unrealized gain (loss)	0.03	(2.87)		0.79		(0.31)		0.64
Total investment operations	0.47	(2.50)		1.17		0.08		1.09
Contributions from affiliate	—	—		—		—		—

Dividends and/or distributions to shareholders: Net investment income	(0.44)	(0.37)		(0.39)		(0.44)		(0.45)
Net realized gains	—	(0.03)		—		—		—
Return of capital	—	—		—		(0.04)		—
Total dividends and/or distributions to shareholders	(0.44)	(0.40)		(0.39)		(0.48)		(0.45)

Net asset value, end of year	$9.51	$9.48		$12.38		$11.60		$12.00
Total return	4.87%	(20.65)%		10.17%		0.77%		9.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$10		$12		$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.68	%(B)	0.68	%(B)	0.75	%(B)	0.73	%(B)
Including waiver and/or reimbursement and recapture	0.72%	0.68	%(B)	0.68	%(B)	0.75	%(B)	0.73	%(B)
Net investment income (loss) to average net assets	4.40%	3.28%		3.11%		3.39%		3.83%
Portfolio turnover rate	69%	53%		96%		37%		54%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica High Yield Muni (the “Fund”) is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$503,663	$—	$—	$—	$503,663
Total Borrowings	$503,663	$—	$—	$—	$503,663

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to negative events affecting those issuers.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 9,792	0.01%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.54%
Over $500 million up to $1 billion	0.53
Over $1 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	1.01%	March 1, 2024
Class C	1.76	March 1, 2024
Class I	0.76	March 1, 2024
Class I2	0.73	March 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$10,807	$8,775	$19,582
Class C	3,475	2,698	3,312	9,485
Class I	46,411	47,178	54,491	148,080

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A) 12b-1 fees are not applicable for Class I and Class I2.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.

Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2024

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,906	$786
Class C	—	1,458

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 96,355	$ 7,981

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 51,494,621	$ 14,550,001	$ 81,105,069	$ 14,666,640

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, interest written off and dividends payable. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 118,533,210	$ 148,626	$ (19,355,785)	$ (19,207,159)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 7,405,697	$ 11,618,234

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 495,108	$ 3,873,970	$ —	$ —	$ 622,494	$ 4,881,590	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 1,638	$ —	$ (19,023,931)	$ —	$ (17,566)	$ (19,207,159)

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica High Yield Muni

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica High Yield Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica High Yield Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven Investments, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica High Yield Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA HYM 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Inflation Opportunities

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Inflation Opportunities

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2023, was marked by relatively high inflation and rising interest rates, both in the U.S. and globally. There were six rate hikes from the U.S. Federal Reserve during the fiscal year and U.S. rates went up across the curve. Early in 2023, the regional banking crisis and U.S. government debt ceiling deadline added to rate volatility and tighter short-term liquidity in the market. The U.S. Dollar Index began the period at high levels and later sold off against the major global currencies.

Towards the end of the fiscal year the very front ends of the global yield curves began to stabilize while five years through long bonds continued to rise. Over the period, returns of global government bond indices saw dramatic dispersion from slight positives to double digit negative returns. The top two performers were Italy and Spain, up 1,78% and 0.61%, respectively, and the bottom two performers were Japan and Canada, down 10.09% and 10.96%, respectively. The U.S. Treasury Inflation Protected Securities Index was in the upper half of inflation linked index performance, which was beneficial for the Fund during the period.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Inflation Opportunities (Class A) returned 1.32%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the Bloomberg US Treasury Inflation Protected Securities Index and the Bloomberg Global Inflation Linked Bond Index returned -0.72% and -0.61%, respectively.

STRATEGY REVIEW

The Fund outperformed the Bloomberg Global Inflation Linked Bond Index (“Index”) for the fiscal year ended October 31, 2023. Asset allocation was the largest contributor to outperformance. Underweight positioning to U.K. inflation linked bonds, and overweights to corporate bonds and U.S. Treasury Inflation Protected Securities (“US TIPS”) all contributed to performance. Notably, the Global Inflation-Linked United Kingdom index, which makes up approximately 25% the Index, was down -8.54% over the period. The Fund’s underweight to the U.K. contributed to performance over the period.

The next largest contributor to outperformance was security selection within US TIPS. From an asset allocation standpoint, Japanese and Canadian inflation linked bonds detracted from performance. The largest relative detractor from performance over the period was foreign exchange exposure. The Euro and Yen, which make up the majority of the currency exposure in the Index, both moved against the dollar and strengthened over the period.

The sub-adviser continues to allocate to investment grade corporate bonds in inflation related industries and is more encouraged now that overall rates have risen. The sub-adviser continues to favor inflation linked government bonds from Europe and Japan, with less of an allocation to Canada.

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class		Inception Date
Class A (POP)	(3.51)%	0.70%	0.47%		03/01/2014
Class A (NAV)	1.32%	1.69%	0.98%		03/01/2014
Bloomberg US Treasury Inflation Protected Securities Index (A) (B)	(0.72)%	2.27%	1.69%
Bloomberg Global Inflation Linked Bond Index (C)	(0.61)%	(1.40)%	(0.38)%
Class C (POP)	(0.39)%	1.00%	0.26%		03/01/2014
Class C (NAV)	0.57%	1.00%	0.26%		03/01/2014
Class I (NAV)	1.64%	1.98%	1.24%		03/01/2014
Class I2 (NAV)	1.66%	2.01%	1.29%		03/01/2014
Class I3 (NAV)	N/A	N/A	0.00	%(D)	10/27/2023
Class R (NAV)	N/A	N/A	0.00	%(D)	10/27/2023
Class R4 (NAV)	N/A	N/A	0.00	%(D)	10/27/2023
Class R6 (NAV)	1.65%	1.99%	1.54%		07/25/2016

(A) Effective October 27, 2023, Bloomberg U.S. Treasury Inflation Protected Securities Index became the Fund’s primary benchmark. Prior to October 27, 2023, the Fund’s primary benchmark was the Bloomberg Global Inflation Linked Bond Index. The change to the primary benchmark was made due to the Fund merger.

(B) The Bloomberg US Treasury Inflation Protected Securities Index is a market value weighted index that tracks inflation protected securities issued by the U.S. Treasury.

(C) The Bloomberg Global Inflation Linked Bond Index covers eleven sovereign markets, quasi-sovereign issues in the Euro market and a full credit index in sterling.

(D) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. The price of an inflation-protected debt security can fall when real interest rates rise. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses			Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)		Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$962.60	$5.00		$1,020.20	$5.09	1.00%
Class C	1,000.00	958.10	8.53		1,016.60	8.69	1.71
Class I	1,000.00	963.70	3.25		1,021.90	3.31	0.65
Class I2	1,000.00	963.90	3.20		1,022.00	3.26	0.64
Class I3	1,000.00	1,000.00	0.07	(D)	1,022.50	2.70	0.53
Class R	1,000.00	1,000.00	0.14	(D)	1,020.20	5.09	1.00
Class R4	1,000.00	1,000.00	0.09	(D)	1,021.90	3.31	0.65
Class R6	1,000.00	963.90	3.20		1,022.00	3.26	0.64

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Class I3, R and R4 commenced operations on October 27, 2023. Actual expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table), multiplied by the average account value for the period, multiplied by the number of days in the period (5 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

SCHEDULES OF INVESTMENTS COMPOSITION

At October 31, 2023

(unaudited)

Asset Allocation	Percentage of Net Assets
U.S. Government Obligations	67.7%
Corporate Debt Securities	14.9
Foreign Government Obligations	9.9
Asset-Backed Security	0.6
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	6.8
Total	100.0%

Fund Characteristics	Years
Average Maturity §	7.70
Duration †	6.37

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	67.7%
AAA	3.2
AA	3.4
A	5.9
BBB	11.3
BB	1.5
B	0.1
Not Rated	0.1
Net Other Assets (Liabilities)	6.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITY - 0.6%
American Express Credit Account Master Trust Series 2022-3, Class A, 3.75%, 08/15/2027	$1,025,000	$991,886

Total Asset-Backed Security (Cost $998,934)		991,886

CORPORATE DEBT SECURITIES - 14.9%
Banks - 6.3%
BAC Capital Trust XIV 3-Month Term SOFR + 0.66%, 6.07% (A), 11/16/2023 (B)	1,120,000	829,808
Banco Santander Chile 3.18%, 10/26/2031 (C)	752,000	604,038
Bank of America Corp. Fixed until 10/20/2031, 2.57% (A), 10/20/2032	1,039,000	779,680
4.18%, 11/25/2027	1,251,000	1,151,264
CPI-YoY + 1.10%, 4.28% (A), 11/19/2024	1,000,000	967,780
BPCE SA Fixed until 10/19/2041, 3.58% (A), 10/19/2042 (C)	303,000	178,056
Citigroup, Inc. Fixed until 11/03/2031, 2.52% (A), 11/03/2032	923,000	688,091
Corestates Capital II 3-Month Term SOFR + 0.91%, 6.31% (A), 01/15/2027 (C)	269,000	255,163
Deutsche Bank AG
Fixed until 05/28/2031, 3.04% (A), 05/28/2032	1,119,000	835,233
Fixed until 01/18/2028, 6.72% (A), 01/18/2029	500,000	490,514
Goldman Sachs Group, Inc. Fixed until 07/21/2031, 2.38%(A), 07/21/2032	1,628,000	1,210,830
HSBC Holdings PLC
Fixed until 03/09/2043, 6.33% (A), 03/09/2044	202,000	188,117
Fixed until 11/03/2032, 8.11% (A), 11/03/2033	779,000	807,697
Intesa Sanpaolo SpA Fixed until 06/01/2041, 4.95% (A), 06/01/2042 (C)	430,000	253,591
Lloyds Banking Group PLC Fixed until 03/06/2028, 5.87% (A), 03/06/2029	203,000	196,677
Mizuho Financial Group, Inc. Fixed until 05/27/2030, 5.74% (A), 05/27/2031	830,000	795,883
Morgan Stanley Fixed until 09/16/2031, 2.48% (A), 09/16/2036	315,000	222,801
NatWest Group PLC Fixed until 08/28/2030, 3.03% (A), 11/28/2035	781,000	573,246
UBS Group AG Fixed until 01/12/2033, 5.96% (A), 01/12/2034 (C)	200,000	186,784

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
UniCredit SpA Fixed until 06/30/2030, 5.46% (A), 06/30/2035 (C)	$621,000	$510,360

		11,725,613

Chemicals - 0.7%
Albemarle Corp. 5.65%, 06/01/2052	1,074,000	835,614
Eastman Chemical Co. 5.75%, 03/08/2033	393,000	364,762
OCI NV 6.70%, 03/16/2033 (C)	201,000	185,827

		1,386,203

Commercial Services & Supplies - 0.4%
Triton Container International Ltd. 3.15%, 06/15/2031 (C)	1,121,000	818,357

Consumer Finance - 0.2%
Synchrony Financial 2.88%, 10/28/2031	462,000	314,221

Consumer Staples Distribution & Retail - 0.2%
Sysco Corp. 4.45%, 03/15/2048	500,000	372,564

Food Products - 0.4%
Smithfield Foods, Inc. 5.20%, 04/01/2029 (C)	781,000	705,010

Hotels, Restaurants & Leisure - 0.7%
Warnermedia Holdings, Inc. 5.14%, 03/15/2052	1,780,000	1,264,915

Insurance - 1.0%
Enstar Group Ltd. 3.10%, 09/01/2031	939,000	695,283
Hartford Financial Services Group, Inc. 3-Month Term SOFR + 2.39%, 7.75% (A), 02/12/2067 (C)	1,385,000	1,185,746

		1,881,029

Metals & Mining - 2.1%
Anglo American Capital PLC 3.88%, 03/16/2029 (C)	600,000	531,742
BHP Billiton Finance USA Ltd. 4.90%, 02/28/2033	500,000	463,412
Glencore Funding LLC 2.63%, 09/23/2031 (C)	685,000	516,962
2.85%, 04/27/2031 (C)	1,082,000	841,583
Newcrest Finance Pty. Ltd. 5.75%, 11/15/2041 (C)	446,000	401,112
South32 Treasury Ltd. 4.35%, 04/14/2032 (C)	1,472,000	1,207,017

		3,961,828

Oil, Gas & Consumable Fuels - 2.7%
Apache Corp. 4.25%, 01/15/2030 (D)	1,252,000	1,091,775
Enbridge, Inc. Fixed until 07/15/2027, 5.50% (A), 07/15/2077	1,128,000	959,572

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Energy Transfer LP
4.95%, 05/15/2028	$526,000	$497,628
5.35%, 05/15/2045	210,000	165,021
3-Month LIBOR + 4.03%, 9.65% (A), 11/16/2023 (B)	1,066,000	1,004,820
EnLink Midstream Partners LP 3-Month Term SOFR + 4.37%, 9.78% (A), 12/01/2023 (B)	133,000	118,370
Enterprise Products Operating LLC
3.70%, 01/31/2051	1,136,000	765,075
Fixed until 08/16/2027, 5.25% (A), 08/16/2077	375,000	322,087

		4,924,348

Transportation Infrastructure - 0.2%
Penske Truck Leasing Co. LP/PTL Finance Corp. 6.20%, 06/15/2030 (C)	336,000	328,275

Total Corporate Debt Securities (Cost $32,143,488)		27,682,363

FOREIGN GOVERNMENT OBLIGATIONS - 9.9%
Australia - 0.8%
Australia Government Bonds 2.50%, 09/20/2030 (E)	AUD 1,750,000	1,606,389

France - 1.4%
French Republic Government Bonds OAT 0.70%, 07/25/2030 (E)	EUR 2,474,880	2,617,676

Germany - 1.0%
Deutsche Bundesrepublik Inflation-Linked Bonds 0.50%, 04/15/2030 (E)	1,714,501	1,819,647

Japan - 3.5%
Japan Government CPI-Linked Bonds 0.10%, 03/10/2026 - 03/10/2028	JPY 941,481,000	6,476,204

Mexico - 0.4%
Mexico Government International Bonds 4.28%, 08/14/2041	$ 1,037,000	741,206

New Zealand - 0.8%
New Zealand Government Inflation-Linked Bonds 2.00%, 09/20/2025 (E)	NZD 2,000,000	1,484,721

United Kingdom - 2.0%
U.K. Inflation-Linked Gilt
0.13%, 03/22/2044 (E)	GBP 1,164,878	1,075,120
1.25%, 11/22/2032 (E)	2,080,884	2,639,999

		3,715,119

Total Foreign Government Obligations (Cost $22,522,569)		18,460,962

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 67.7%
U.S. Treasury - 1.9%
U.S. Treasury Notes 3.88%, 08/15/2033	$3,862,000	$3,563,298

U.S. Treasury Inflation-Protected Securities - 65.8%
U.S. Treasury Inflation-Protected Indexed Bonds
0.13%, 02/15/2051 - 02/15/2052	3,244,041	1,709,830
0.25%, 02/15/2050	1,194,040	668,779
0.63%, 02/15/2043	3,798,729	2,643,307
0.75%, 02/15/2042 - 02/15/2045	8,109,488	5,805,949
1.00%, 02/15/2046 - 02/15/2048	6,246,971	4,497,648
1.38%, 02/15/2044	2,173,378	1,743,563
1.50%, 02/15/2053	6,299,653	4,975,618
1.75%, 01/15/2028	1,904,942	1,841,618
2.00%, 01/15/2026	3,302,183	3,237,171
2.13%, 02/15/2040 - 02/15/2041	4,357,864	4,084,721
2.38%, 01/15/2025 - 01/15/2027	4,307,740	4,261,537
2.50%, 01/15/2029	1,243,800	1,242,962
3.38%, 04/15/2032	2,700,410	2,866,127
3.63%, 04/15/2028	901,550	941,345
3.88%, 04/15/2029	2,427,581	2,590,305
U.S. Treasury Inflation-Protected Indexed Notes
0.13%, 07/15/2024 - 01/15/2032	29,032,108	26,494,246
0.25%, 01/15/2025 - 07/15/2029	7,085,320	6,656,888
0.38%, 07/15/2025 - 07/15/2027	14,352,846	13,469,168
0.50%, 04/15/2024 - 01/15/2028	6,668,497	6,274,234
0.63%, 01/15/2024 - 07/15/2032	7,931,527	7,341,401
0.75%, 07/15/2028	1,222,960	1,132,217
0.88%, 01/15/2029	729,456	672,140
1.13%, 01/15/2033	1,339,741	1,189,818
1.25%, 04/15/2028	4,298,490	4,066,061
1.38%, 07/15/2033	8,389,474	7,609,351
1.63%, 10/15/2027	4,456,090	4,309,439

		122,325,443

Total U.S. Government Obligations (Cost $142,110,701)		125,888,741

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (F)	212,990	212,990

Total Other Investment Company (Cost $212,990)		212,990

Total Investments (Cost $197,988,682)		173,236,942
Net Other Assets (Liabilities) - 6.8%		12,712,641

Net Assets - 100.0%		$185,949,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	01/11/2024	USD	4,739,346	AUD	7,400,000	$33,793	$—
JPMS	01/11/2024	USD	554,034	CAD	755,000	8,874	—
JPMS	01/11/2024	USD	8,420,339	EUR	7,800,000	138,263	—
JPMS	01/11/2024	USD	5,873,872	GBP	4,675,000	188,180	—
JPMS	01/11/2024	USD	6,666,584	JPY	961,135,000	246,984	—
JPMS	01/11/2024	USD	3,818,405	NZD	6,500,000	30,551	—
JPMS	01/11/2024	EUR	4,800,000	USD	5,113,336	—	(16,674)
JPMS	01/11/2024	GBP	2,300,000	USD	2,793,767	3,472	—
JPMS	01/11/2024	NZD	5,100,000	USD	2,971,508	500	—
JPMS	01/11/2024	AUD	5,800,000	USD	3,683,427	4,708	—
JPMS	01/11/2024	CAD	755,000	USD	545,087	73	—

Total						$655,398	$(16,674)

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Security	$—	$991,886	$—	$991,886
Corporate Debt Securities	—	27,682,363	—	27,682,363
Foreign Government Obligations	—	18,460,962	—	18,460,962
U.S. Government Obligations	—	125,888,741	—	125,888,741
Other Investment Company	212,990	—	—	212,990

Total Investments	$212,990	$173,023,952	$—	$173,236,942

Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$655,398	$—	$655,398

Total Other Financial Instruments	$—	$655,398	$—	$655,398

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (H)	$—	$(16,674)	$—	$(16,674)

Total Other Financial Instruments	$—	$(16,674)	$—	$(16,674)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Perpetual maturity. The date displayed is the next call date.
(C)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $8,709,623, representing 4.7% of the Fund’s net assets.
(D)	All or a portion of the security is on loan. The value of the security on loan is $208,724, collateralized by cash collateral of $212,990. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(E)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $11,243,551, representing 6.0% of the Fund’s net assets.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Derivative instruments are valued at unrealized appreciation (depreciation).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
CAD	Canadian Dollar
EUR	Euro
GBP	British Pound
JPY	Japanese Yen
NZD	New Zealand Dollar
USD	United States Dollar

COUNTERPARTY ABBREVIATION:

JPMS	JPMorgan Securities LLC

PORTFOLIO ABBREVIATIONS:

CPI-YoY	Consumer Price Index-Year over Year
LIBOR	London Interbank Offered Rate
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $197,988,682) (including securities loaned of $208,724)	$173,236,942
Cash	1,073,721
Foreign currency, at value (cost $878)	867
Receivables and other assets:
Investments sold	15,068,753
Net income from securities lending	361
Shares of beneficial interest sold	107,288
Interest	737,418
Due from investment manager	6,249
Unrealized appreciation on forward foreign currency contracts	655,398
Other assets	9,562
Total assets	190,896,559

Liabilities:
Cash collateral received upon return of:
Securities on loan	212,990
Payables and other liabilities:
Investments purchased	4,622,028
Shares of beneficial interest redeemed	32,348
Distribution and service fees	3,829
Transfer agent fees	1,959
Trustee and CCO fees	59
Audit and tax fees	38,570
Custody fees	5,563
Legal fees	2,305
Printing and shareholder reports fees	1,172
Registration fees	3,794
Other accrued expenses	5,685
Unrealized depreciation on forward foreign currency contracts	16,674
Total liabilities	4,946,976
Net assets	$185,949,583

Net assets consist of:
Paid-in capital	$217,854,872
Total distributable earnings (accumulated losses)	(31,905,289)
Net assets	$185,949,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$1,882,504
Class C	383,521
Class I	5,799,886
Class I2	111,418,437
Class I3	59,307,764
Class R	6,194,633
Class R4	831,747
Class R6	131,091
Shares outstanding (unlimited shares, no par value):
Class A	207,354
Class C	43,409
Class I	632,805
Class I2	12,138,703
Class I3	6,461,554
Class R	682,458
Class R4	90,900
Class R6	14,280
Net asset value per share: (A)
Class A	$9.08
Class C	8.84
Class I	9.17
Class I2	9.18
Class I3	9.18
Class R	9.08
Class R4	9.15
Class R6	9.18
Maximum offering price per share: (B)
Class A	$9.53

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$5,520,442
Net income from securities lending	4,148
Withholding taxes on foreign income	174
Total investment income	5,524,764

Expenses:
Investment management fees	634,550
Distribution and service fees:
Class A	5,154
Class C	5,669
Class R (A)	358
Class R4 (A)	23
Transfer agent fees:
Class A	2,524
Class C	805
Class I	8,267
Class I2	8,891
Class I3 (A)	49
Class R4 (A)	1
Class R6	11
Trustee and CCO fees	5,521
Audit and tax fees	41,678
Custody fees	22,477
Legal fees	80,576
Printing and shareholder reports fees	11,704
Registration fees	99,187
Other	19,789
Total expenses before waiver and/or reimbursement and recapture	947,234
Expenses waived and/or reimbursed:
Class A	(2,483)
Class C	(798)
Class I	(12,849)
Class I2	(102,296)
Class I3 (A)	(475)
Class R (A)	(69)
Class R4 (A)	(19)
Class R6	(127)
Recapture of previously waived and/or reimbursed fees:
Class A	774
Class C	22
Class I	249
Class I2	14,543
Class R6	18
Net expenses	843,724

Net investment income (loss)	4,681,040

Net realized gain (loss) on:
Investments	(2,244,942)
Forward foreign currency contracts	65,015
Foreign currency transactions	(24,167)
Net realized gain (loss)	(2,204,094)

Net change in unrealized appreciation (depreciation) on:
Investments	(821,799)
Forward foreign currency contracts	237,499
Translation of assets and liabilities denominated in foreign currencies	11,073
Net change in unrealized appreciation (depreciation)	(573,227)
Net realized and change in unrealized gain (loss)	(2,777,321)
Net increase (decrease) in net assets resulting from operations	$1,903,719

(A)	Class I3, R and R4 commenced operations on October 27, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,681,040	$7,017,419
Net realized gain (loss)	(2,204,094)	(165,967)
Net change in unrealized appreciation (depreciation)	(573,227)	(23,443,901)
Net increase (decrease) in net assets resulting from operations	1,903,719	(16,592,449)

Dividends and/or distributions to shareholders:
Class A	(92,006)	(101,407)
Class C	(24,544)	(36,070)
Class I	(405,069)	(606,751)
Class I2	(5,298,282)	(5,285,775)
Class R6	(6,926)	(5,294)
Return of capital:
Class A	(4,337)	—
Class C	(902)	—
Class I	(17,913)	—
Class I2	(280,860)	—
Class R6	(344)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(6,131,183)	(6,035,297)

Capital share transactions:
Proceeds from shares sold:
Class A	7,544	2,389,828
Class C	24,496	767,225
Class I	2,913,833	9,319,675
Class I2	22,789,732	33,496,097
Class I3 (A)	108,958	—
Class R (A)	4,166	—
Class R4 (A)	18,032	—
Class R6	25,256	124,824
25,892,017	46,097,649
Issued from fund acquisition:
Class I3 (A)	59,228,796	—
Class R (A)	6,538,885	—
Class R4 (A)	842,993	—
66,610,674	—
Dividends and/or distributions reinvested:
Class A	96,343	101,407
Class C	25,446	36,070
Class I	422,982	606,751
Class I2	5,579,142	5,285,775
Class R6	7,270	5,294
6,131,183	6,035,297
Cost of shares redeemed:
Class A	(474,629)	(1,617,182)
Class C	(379,605)	(380,792)
Class I	(7,579,930)	(11,641,025)
Class I2	(15,335,441)	(35,221,202)
Class I3 (A)	(3,275)	—
Class R (A)	(344,240)	—
Class R4 (A)	(28,652)	—
Class R6	(53,963)	(23,234)
(24,199,735)	(48,883,435)
Automatic conversions:
Class A	22,189	432,599
Class C	(22,189)	(432,599)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	74,434,139	3,249,511
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	1,104	(B)
Class C	—	4,411	(B)
—	5,515
Net increase (decrease) in net assets	70,206,675	(19,372,720)

Net assets:
Beginning of year	115,742,908	135,115,628
End of year	$185,949,583	$115,742,908

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	792	219,484
Class C	2,626	72,897
Class I	304,470	873,460
Class I2	2,378,991	2,997,694
Class I3 (A)	11,868	—
Class R (A)	457	—
Class R4 (A)	1,968	—
Class R6	2,640	11,754
	2,703,812	4,175,289
Shares issued on fund acquisition:
Class I3 (A)	6,450,043	—
Class R (A)	719,913	—
Class R4 (A)	92,063	—
	7,262,019	—
Shares reinvested:
Class A	10,229	9,743
Class C	2,771	3,550
Class I	44,499	57,599
Class I2	586,023	500,575
Class R6	763	509
	644,285	571,976
Shares redeemed:
Class A	(49,974)	(155,517)
Class C	(41,196)	(38,963)
Class I	(790,585)	(1,136,936)
Class I2	(1,614,271)	(3,271,418)
Class I3 (A)	(357)	—
Class R (A)	(37,912)	—
Class R4 (A)	(3,131)	—
Class R6	(5,591)	(2,236)
	(2,543,017)	(4,605,070)
Automatic conversions:
Class A	2,329	41,333
Class C	(2,392)	(42,480)
	(63)	(1,147)
Net increase (decrease) in shares outstanding:
Class A	(36,624)	115,043
Class C	(38,191)	(4,996)
Class I	(441,616)	(205,877)
Class I2	1,350,743	226,851
Class I3 (A)	6,461,554	—
Class R (A)	682,458	—
Class R4 (A)	90,900	—
Class R6	(2,188)	10,027
	8,067,036	141,048

(A)	Class I3, R and R4 commenced operations on October 27, 2023.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.39	$11.09		$10.78	$10.26	$9.58

Investment operations:
Net investment income (loss) (A)	0.30	0.50		0.32	0.10	0.16
Net realized and unrealized gain (loss)	(0.17)	(1.80)		0.29	0.51	0.67
Total investment operations	0.13	(1.30)		0.61	0.61	0.83
Contributions from affiliate	—	0.01	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.37)		(0.30)	(0.09)	(0.15)
Net realized gains	(0.18)	(0.04)		—	—	—
Return of capital	(0.02)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.44)	(0.41)		(0.30)	(0.09)	(0.15)

Net asset value, end of year	$9.08	$9.39		$11.09	$10.78	$10.26
Total return (C)	1.32%	(11.94	)%(B)	5.73%	5.99%	8.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,883	$2,291		$1,430	$866	$778
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.08%	0.98%		1.02%	1.10%	1.07%
Including waiver and/or reimbursement and recapture	0.99%	1.00%		1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	3.18%	4.84%		2.90%	0.97%	1.59%
Portfolio turnover rate	43%	62%		48%	28%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.15	$10.79		$10.52	$10.04	$9.41

Investment operations:
Net investment income (loss) (A)	0.23	0.43		0.25	0.05	0.08
Net realized and unrealized gain (loss)	(0.16)	(1.78)		0.26	0.47	0.66
Total investment operations	0.07	(1.35)		0.51	0.52	0.74
Contributions from affiliate	—	0.05	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.30)		(0.24)	(0.04)	(0.11)
Net realized gains	(0.18)	(0.04)		—	—	—
Return of capital	(0.02)	—		—	—	—
Total dividends and/or distributions to shareholders	(0.38)	(0.34)		(0.24)	(0.04)	(0.11)

Net asset value, end of year	$8.84	$9.15		$10.79	$10.52	$10.04
Total return (C)	0.68%	(12.26	)%(B)	4.89%	5.23%	7.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$384	$747		$934	$562	$529
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.85%	1.72%		1.70%	1.80%	1.80%
Including waiver and/or reimbursement and recapture	1.71%	1.71%		1.72%	1.75%	1.75%
Net investment income (loss) to average net assets	2.44%	4.24%		2.37%	0.44%	0.80%
Portfolio turnover rate	43%	62%		48%	28%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.46%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.46	$11.18	$10.86	$10.32	$9.63

Investment operations:
Net investment income (loss) (A)	0.35	0.53	0.37	0.16	0.18
Net realized and unrealized gain (loss)	(0.17)	(1.81)	0.29	0.49	0.68
Total investment operations	0.18	(1.28)	0.66	0.65	0.86
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.40)	(0.34)	(0.11)	(0.17)
Net realized gains	(0.18)	(0.04)	—	—	—
Return of capital	(0.02)	—	—	—	—
Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.34)	(0.11)	(0.17)

Net asset value, end of year	$9.17	$9.46	$11.18	$10.86	$10.32
Total return	1.86%	(11.73)%	6.08%	6.33%	8.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,800	$10,169	$14,310	$5,897	$4,658
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%	0.72%	0.72%	0.82%	0.82%
Including waiver and/or reimbursement and recapture	0.65%	0.65%	0.65%	0.73%	0.75%
Net investment income (loss) to average net assets	3.62%	5.05%	3.31%	1.48%	1.80%
Portfolio turnover rate	43%	62%	48%	28%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.49	$11.21	$10.88		$10.35	$9.65

Investment operations:
Net investment income (loss) (A)	0.34	0.53	0.35		0.15	0.19
Net realized and unrealized gain (loss)	(0.18)	(1.81)	0.32		0.49	0.68
Total investment operations	0.16	(1.28)	0.67		0.64	0.87
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.40)	(0.34)		(0.11)	(0.17)
Net realized gains	(0.18)	(0.04)	—		—	—
Return of capital	(0.02)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.34)		(0.11)	(0.17)

Net asset value, end of year	$9.18	$9.49	$11.21		$10.88	$10.35
Total return	1.66%	(11.66)%	6.16%		6.23%	9.09%

Ratio and supplemental data:
Net assets end of year (000’s)	$111,418	$102,380	$118,370		$86,849	$121,491
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.71%	0.62%	0.63%		0.72%	0.71%
Including waiver and/or reimbursement and recapture	0.64%	0.62%	0.63	%(C)	0.72%	0.71%
Net investment income (loss) to average net assets	3.53%	5.07%	3.15%		1.46%	1.86%
Portfolio turnover rate	43%	62%	48%		28%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class I3
October 31, 2023 (A)
Net asset value, beginning of period	$9.18

Investment operations:
Net investment income (loss) (B)	0.04
Net realized and unrealized gain (loss)	(0.04)
Total investment operations	—
Contributions from affiliate	—

Net asset value, end of period	$9.18
Total return (C)	0.00%

Ratio and supplemental data:
Net assets end of period (000’s)	$59,308
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.60%
Including waiver and/or reimbursement and recapture	0.53%
Net investment income (loss) to average net assets (D)	16.89%
Portfolio turnover rate	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the period indicated:	Class R
October 31, 2023 (A)
Net asset value, beginning of period	$9.08

Investment operations:
Net investment income (loss) (B)	0.04
Net realized and unrealized gain (loss)	(0.04)
Total investment operations	—
Contributions from affiliate	—

Net asset value, end of period	$9.08
Total return (C)	0.00%

Ratio and supplemental data:
Net assets end of period (000’s)	$6,194
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.10%
Including waiver and/or reimbursement and recapture	1.00%
Net investment income (loss) to average net assets (D)	15.21%
Portfolio turnover rate	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class R4
October 31, 2023 (A)
Net asset value, beginning of period	$9.15

Investment operations:
Net investment income (loss) (B)	0.04
Net realized and unrealized gain (loss)	(0.04)
Total investment operations	—
Contributions from affiliate	—

Net asset value, end of period	$9.15
Total return (C)	0.00%

Ratio and supplemental data:
Net assets end of period (000’s)	$832
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	0.85%
Including waiver and/or reimbursement and recapture	0.65%
Net investment income (loss) to average net assets (D)	14.40%
Portfolio turnover rate	43%

(A)	Commenced operations on October 27, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.49	$11.21	$10.89		$10.35	$9.66

Investment operations:
Net investment income (loss) (A)	0.34	0.56	0.35		0.16	0.19
Net realized and unrealized gain (loss)	(0.18)	(1.84)	0.31		0.49	0.67
Total investment operations	0.16	(1.28)	0.66		0.65	0.86
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.40)	(0.34)		(0.11)	(0.17)
Net realized gains	(0.18)	(0.04)	—		—	—
Return of capital	(0.02)	—	—		—	—
Total dividends and/or distributions to shareholders	(0.47)	(0.44)	(0.34)		(0.11)	(0.17)

Net asset value, end of year	$9.18	$9.49	$11.21		$10.89	$10.35
Total return	1.65%	(11.66)%	6.07%		6.33%	8.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$131	$156	$72		$59	$55
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.71%	0.62%	0.63%		0.72%	0.71%
Including waiver and/or reimbursement and recapture	0.64%	0.62%	0.63	%(C)	0.72%	0.71%
Net investment income (loss) to average net assets	3.55%	5.41%	3.14%		1.47%	1.87%
Portfolio turnover rate	43%	62%	48%		28%	23%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Inflation Opportunities (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Treasury inflation-protected securities (“TIPS”): The Fund may invest in TIPS, which are fixed income securities whose principal value is periodically adjusted according to the rate of inflation/deflation. If the index measuring inflation/deflation rises or falls, the principal value of TIPS will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds and notes. For bonds and notes that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$212,990	$—	$—	$—	$212,990
Total Borrowings	$212,990	$—	$—	$—	$212,990

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2023 are listed within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	$—	$655,398	$—	$—	$—	$655,398
Total	$—	$655,398	$—	$—	$—	$655,398

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(16,674)	$—	$—	$—	$(16,674)
Total	$—	$(16,674)	$—	$—	$—	$(16,674)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$65,015	$—	$—	$—	$65,015
Total	$—	$65,015	$—	$—	$—	$65,015

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts	$—	$237,499	$—	$—	$—	$237,499
Total	$—	$237,499	$—	$—	$—	$237,499

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Forward foreign currency exchange contracts:
Average contract amounts purchased — in USD	$2,013,987
Average contract amounts sold — in USD	31,064,957

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2023. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Securities LLC	$655,398	$(16,674)	$—	$638,724	$16,674	$(16,674)	$—	$—

Total	$655,398	$(16,674)	$—	$638,724	$16,674	$(16,674)	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Inflation-protected securities risk: Inflation-protected debt securities may react differently from other types of debt securities and tend to react to changes in “real” interest rates, which represent nominal (stated) interest rates reduced by the expected impact of inflation. In general, the price of an inflation-protected debt security can fall when real interest rates rise, and can rise when real interest rates fall. Interest payments on inflation-protected debt securities can be unpredictable and will vary as the principal and/or interest is adjusted for inflation.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Funds’ transfer agent. Transamerica Capital, Inc. (“TCI”) is the Funds’ distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 166,257,522	89.41%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
Effective October 28, 2023
First $500 million	0.380%
Over $500 million up to $750 million	0.375
Over $750 million	0.370
Prior to October 28, 2023
First $250 million	0.490
Over $250 million up to $1 billion	0.430
Over $1 billion	0.380

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective October 28, 2023
Class A, Class R (A)	1.00%	March 1, 2025
Class C	1.71	March 1, 2025
Class I, Class R4 (A)	0.65	March 1, 2025
Class I2, Class I3 (A), Class R6	0.53	March 1, 2025
Prior to October 28, 2023
Class I2, Class R6	0.64

(A)	Class commenced operations on October 27, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$912	$2,027	$2,939
Class C	—	—	776	776
Class I	8,822	10,911	12,849	32,582
Class I2	—	—	86,944	86,944
Class I3 (A)	—	—	475	475
Class R (A)	—	—	69	69
Class R4 (A)	—	—	19	19
Class R6	—	—	108	108

(A)	Class commenced operations on October 27, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$133	$—
Class C	—	130

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 20,326	$ 1,929

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 20,364,001	$ 39,148,791	$ 19,965,760	$ 35,782,087

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments, partnership basis adjustments and forward contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger, wash sales attributable to a current year merger, premium amortization adjustment attributable to a current year merger and capital loss carryfowards from the target fund in a current year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 5,972,068	$ (5,972,068)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 198,041,819	$ 151,372	$ (24,956,249)	$ (24,804,877)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,035,345	$ 2,806,447

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 3,648,927	$ —	$ 2,177,900	$ 304,356	$ 5,256,054	$ —	$ 779,243	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (6,841,792)	$ —	$ (267,913)	$ (24,795,584)

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT

In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

13. REORGANIZATION

Following the close of business on October 27, 2023, Inflation Opportunities acquired all of the net assets of Inflation-Protected Securities pursuant to a Plan of Reorganization. Inflation Opportunities is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Inflation Opportunities for shares of Inflation-Protected Securities outstanding following the close of business on October 27, 2023. The cost basis of the investments received from Inflation-Protected Securities was carried forward to align ongoing reporting of the Inflation Opportunities realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to Inflation-Protected Securities shareholders, along with the exchange ratio of the reorganization for Inflation Opportunities, were as follows:

Inflation- Protected Securities Class	Inflation- Protected Securities Shares	Inflation Opportunities Class	Inflation Opportunities Shares	Dollar Amount	Exchange Ratio(A)
Class I3	6,691,744	Class I3	6,450,043	59,228,796	0.96
Class R	738,151	Class R	719,913	6,538,885	0.98
Class R4	95,064	Class R4	92,063	842,993	0.97

(A)	Calculated by dividing the Inflation Opportunities shares issuable by the Inflation-Protected Securities shares outstanding on October 27, 2023.

The net assets of Inflation-Protected Securities, including unrealized appreciation (depreciation), were combined with those of Inflation Opportunities. These amounts were as follows:

Inflation-Protected Securities Unrealized Appreciation (Depreciation)	Inflation-Protected Securities Net Assets	Inflation Opportunities Net Assets Prior to Reorganization	Net Assets After Reorganization
$ (7,461,198)	$ 66,610,674	$ 120,659,435	$ 187,270,109

Assuming the reorganization had been completed on November 1, 2022, the beginning of the annual reporting period of Inflation Opportunities, the proforma results of operations for the year ended October 31, 2023, are as follows:

Net investment income (loss)	$7,492,310
Net realized and change in unrealized gain (loss)	(3,343,828)
Net increase (decrease) in net assets resulting from operations	4,148,482

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of Inflation-Protected Securities that have been included in Inflation Opportunities’s Statement of Operations following the close of business on October 27, 2023.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Inflation Opportunities

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Inflation Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a long-term capital gain designation of $2,177,900 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Inflation Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-year period and below the median for the past 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Inflation Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA INFL OPS 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Intermediate Muni

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Intermediate Muni

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023 concluded with the 10-year Muni/Treasury ratio at 74%, richer than the 83% at the beginning of the fiscal year. The entire curve saw widening during the fiscal year with the front end most impacted. The 1-3 year range saw widening of 50 basis points (“bps”) on average whereas bonds maturing in the 20-30 year range widened 45 bps on average. Municipals outperformed U.S. Treasuries for the fiscal year with the largest outperformance coming from the 9-13 year portion of the curve. Within these maturities, municipals widened 23 bps on average compared to Treasuries which widened 77 bps on average.

Cumulative year to date mutual fund flows were negative through period end, with outflows of $11.25 billion. The outflows from municipal bond mutual funds were in part due to tax loss harvesting. Compared to the year prior, year to date issuance had declined approximately 5% as of period end indicating tight supply.

Historically, municipal bonds have tended to rebound after challenging years. Two examples include the financial crisis in 2008 when municipals posted a negative return only to rebound double digits the following year and the taper tantrum in 2013 when municipals lost value only to be followed by a rebound in 2014. In 2023, municipal returns flipped into negative territory on a year-to-date basis in September where they remained at fiscal year-end. Should this trend continue throughout 2023, it would be the first time since 1980-1981 that municipals have posted two consecutive years with negative returns. In 1982, the year following the last occurrence of two consecutive negative years, municipals rebounded over 40%.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Intermediate Muni (Class A) returned 3.90%, excluding any sales charges. By comparison, its benchmark, the Bloomberg Muni Managed Money Intermediate Index, returned 1.90%.

STRATEGY REVIEW

The Fund significantly decreased its duration from 8.7 years to 6.3 years during the fiscal year, ending the period 0.3 years longer than the index. The 6-7 year and 3-5 year duration buckets were the largest detractors from performance. However, an overweight allocation to short term securities (i.e., < 1 year duration) contributed to returns as interest rates rose throughout the fiscal year.

Credit quality positioning contributed to performance, predominantly due to an overweight position in single A credits, specifically in the 5-6 year and 7-8 year duration buckets. An off benchmark allocation to BBB-rated credits detracted, however, primarily within the 4-5 year duration bucket. Relative to the benchmark the largest detractor from returns came from an underweight to AA-rated credits.

During the fiscal year, the sub-adviser aimed to focus on municipalities with strong demand and excess spread. States with high state income tax rates like California and New York have historically been strong trading names due to high demand for tax-exempt income. Purchases in states like these were typically made on an opportunistic basis. Additionally, the sub-adviser focused on smaller issues where available, which required extra yield to clear the market at issuance.

Max Christiana

Matthew Dalton

Cara Grealy

Co-Portfolio Managers

Belle Haven Investments, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	0.54%	(0.44)%	1.67%	10/31/2012
Class A (NAV)	3.90%	0.22%	2.01%	10/31/2012
Bloomberg Muni Managed Money Intermediate Index (A)	1.90%	1.00%	1.75%
Class C (POP)	2.26%	(0.39)%	1.39%	10/31/2012
Class C (NAV)	3.26%	(0.39)%	1.39%	10/31/2012
Class I (NAV)	3.98%	0.35%	2.13%	10/31/2012
Class I2 (NAV)	4.02%	0.42%	0.25%	09/30/2016

(A) The Bloomberg Muni Managed Money Intermediate Index is comprised of tax-exempt bonds with maturities ranging from 1 to 17 years that are rated Aa3/AA- or higher by at least two of the following statistical ratings agencies: Moody’s, S&P and Fitch.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 3.25% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The interest from municipal bonds is expected to be exempt from federal income tax. If a fund investor is a resident in the state of issuance of the bonds held by the fund, interest dividends may also be free of state and local income taxes. Such interest dividends may be subject to federal and/or state alternative minimum taxes. Municipal bond prices can rise or fall depending on interest rates. Interest rates may go up, causing the value of the Fund’s investments to decline. The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. All municipal bonds carry credit risk that the issuer will default or be unable to make timely payments of interest and principal. Generally, lower rated bonds carry more credit risk.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$953.40	$3.24	$1,021.90	$3.31	0.65%
Class C	1,000.00	950.20	6.41	1,018.70	6.56	1.29
Class I	1,000.00	954.30	2.44	1,022.70	2.50	0.49
Class I2	1,000.00	954.60	2.34	1,022.80	2.40	0.47

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

(unaudited)

Asset Allocation	Percentage of Net Assets
Municipal Government Obligations	89.6%
Repurchase Agreement	7.6
Short-Term U.S. Government Obligation	2.4
Net Other Assets (Liabilities)	0.4
Total	100.0%

Fund Characteristics	Years
Average Maturity §	9.18
Duration †	6.32

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	2.4%
AAA	11.0
AA	53.5
A	16.2
BBB	5.4
BB	0.6
Not Rated	10.5
Net Other Assets (Liabilities)	0.4
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS - 89.6%
Alabama - 1.9%
Alabama State University, Revenue Bonds, BAM, 5.00%, 09/01/2038 - 09/01/2039	$5,000,000	$5,011,067
County of Jefferson Sewer Revenue, Revenue Bonds, Series A, AGM, 5.50%, 10/01/2053	1,970,000	1,972,676
Jacksonville Public Educational Building Authority, Revenue Bonds,
Series A, AGM,
5.25%, 08/01/2053	800,000	800,603
5.50%, 08/01/2058	1,250,000	1,265,115
Muscle Shoals Sheffield & Tuscumbia Solid Waste Disposal Authority, Revenue Bonds, Series A, 6.00%, 05/01/2040 (A)	2,850,000	3,059,563
Southeast Energy Authority Cooperative District, Revenue Bonds, Series B, Fixed until 12/01/2031, 4.00% (B), 12/01/2051	8,200,000	7,477,063
University of South Alabama, Revenue Bonds, Series A, BAM, 5.00%, 04/01/2039	2,280,000	2,267,474

		21,853,561

Arizona - 1.7%
Arizona Industrial Development Authority, Revenue Bonds,
Series A, BAM,
5.00%, 06/01/2049 - 06/01/2058	14,380,000	13,676,807
Series B,
4.00%, 07/01/2041	135,000	111,265
County of Pima, Certificate of Participation, 5.00%, 12/01/2026	35,000	35,026
County of Pinal, Revenue Bonds, 4.00%, 08/01/2036	490,000	457,374
Industrial Development Authority of the City of Phoenix, Revenue Bonds, 5.00%, 07/01/2036	1,265,000	1,192,147
La Paz County Industrial Development Authority, Revenue Bonds, 4.90%, 06/15/2028 (A)	345,000	324,691
Tempe Industrial Development Authority, Revenue Bonds, Series A, 4.00%, 12/01/2023 - 12/01/2026	425,000	416,151
Verrado Community Facilities District No. 1, General Obligation Unlimited, BAM, 5.00%, 07/15/2033 - 07/15/2043	2,695,000	2,823,626

		19,037,087

Arkansas - 1.0%
County of Pulaski, Revenue Bonds, 5.25%, 03/01/2053	4,485,000	4,462,434

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Arkansas (continued)
Little Rock School District, General Obligation Limited, 3.00%, 02/01/2026 - 02/01/2028	$ 7,405,000	$ 6,990,763

		11,453,197

California - 8.1%
Adelanto Elementary School District Community Facilities District No. 1, Special Tax, BAM, 5.00%, 09/01/2036 - 09/01/2039	2,590,000	2,691,355
Anaheim Public Financing Authority, Revenue Bonds, Series A, BAM, 5.00%, 09/01/2030 - 09/01/2033	5,260,000	5,472,220
Apple Valley Public Financing Authority, Tax Allocation, Series A, BAM, 4.00%, 06/01/2036	680,000	641,113
Beaumont Public Improvement Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/01/2043 - 09/01/2049	4,800,000	4,820,283
California Housing Finance Agency, Revenue Bonds, Series E, FNMA, 2.50%, 02/01/2038	72,421	54,706
California Municipal Finance Authority, Certificate of Participation, Series A, AGM, 5.25%, 11/01/2052	5,385,000	5,454,574
California Municipal Finance Authority, Revenue Bonds,
4.38%, 07/01/2025 (A)	270,000	266,729
5.00%, 01/01/2035 - 01/01/2043	7,095,000	7,374,670
BAM,
4.00%, 05/15/2036	1,875,000	1,731,068
BAM-TCRS,
5.00%, 05/15/2039	850,000	855,715
Series A,
4.00%, 10/01/2034 - 10/01/2044	5,630,000	4,812,358
4.13%, 05/15/2039	85,000	76,308
4.50%, 06/01/2028 (A)	200,000	190,900
5.00%, 10/01/2044	2,275,000	2,186,464
California Public Finance Authority, Revenue Bonds, Series A, 4.25%, 06/15/2029 (A)	515,000	474,826
California State Public Works Board, Revenue Bonds, Series I, 5.00%, 11/01/2038	3,960,000	3,968,271
California Statewide Communities Development Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2025 (A)	225,000	224,736
Series A, AGM,
5.38%, 08/15/2057	3,715,000	3,817,724

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
California Statewide Communities Development Authority, Special Assessment,
4.00%, 09/02/2028	$ 2,040,000	$ 1,983,589
5.00%, 09/02/2034	870,000	888,534
Carmichael Recreation & Park District, General Obligation Unlimited, Series A-1, AGM, 5.00%, 08/01/2052	290,000	293,115
Cathedral City Redevelopment Successor Agency, Tax Allocation, Series A, BAM, 4.00%, 08/01/2034	630,000	595,494
City of Azusa, Special Tax, AGM, 5.00%, 09/01/2049	1,305,000	1,307,893
City of Lemoore Water Revenue, Revenue Bonds, BAM, 5.00%, 06/01/2049	3,900,000	3,948,944
Coachella Redevelopment Successor Agency, Tax Allocation, Series A, AGM, 5.00%, 09/01/2030	160,000	165,122
Coalinga-Huron Joint Unified School District, General Obligation Unlimited, Series A, BAM, 5.25%, 08/01/2058	610,000	618,246
County of El Dorado, Special Tax
5.00%, 09/01/2029	785,000	808,293
BAM,
3.00%, 09/01/2025	140,000	137,300
Department of Veterans Affairs Veteran’s Farm & Home Purchase Program, Revenue Bonds,
Series B,
3.00%, 12/01/2031	140,000	124,891
3.25%, 12/01/2036	2,525,000	2,127,722
Etiwanda School District, Coyote Canyon Public Facilities District No. 2004-1, Special Tax, Series A, AGM, 4.00%, 09/01/2029	60,000	59,964
Foothill-Eastern Transportation Corridor Agency, Revenue Bonds, Series A, AGM, 5.00%, 01/15/2042	70,000	69,891
Golden State Tobacco Securitization Corp., Revenue Bonds, Series B-2, Zero Coupon, 06/01/2066	25,000,000	2,042,097
Imperial Community College District, General Obligation Unlimited,
Series A, AGM,
5.00%, 08/01/2048	155,000	157,259
5.25%, 08/01/2053	865,000	894,176

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
Inglewood Redevelopment Successor Agency, Tax Allocation, Series A, BAM, 5.00%, 05/01/2030	$ 420,000	$ 432,092
Los Angeles Department of Water & Power, Revenue Bonds,
Series A,
5.00%, 07/01/2030	1,250,000	1,275,376
Series B,
5.00%, 07/01/2043	2,000,000	2,003,609
Series D,
5.00%, 07/01/2030 - 07/01/2031	4,500,000	4,522,096
Manteca Unified School District, General Obligation Unlimited, Series B, 5.25%, 08/01/2053	3,000,000	3,158,459
Menifee Union School District Public Financing Authority, Special Tax, Series A, BAM, 5.00%, 09/01/2030 - 09/01/2032	410,000	418,080
Merced City School District, General Obligation Unlimited, AGM, 5.25%, 08/01/2049	315,000	329,710
Mount Diablo Unified School District, General Obligation Unlimited, Series A, AGM, 5.50% (C), 08/01/2030	2,000,000	2,044,863
Mountain House Public Financing Authority, Revenue Bonds,
4.00%, 10/01/2051	1,800,000	1,503,021
Series B, BAM,
4.00%, 12/01/2035	200,000	193,869
Municipal Improvement Corp. of Los Angeles, Revenue Bonds, Series B, 5.00%, 11/01/2030	1,140,000	1,171,567
Ojai Unified School District, General Obligation Unlimited, Series B, AGM, 5.50%, 08/01/2053	175,000	182,654
Poway Public Financing Authority, Revenue Bonds, Series A, BAM, 5.25%, 06/01/2053	1,450,000	1,502,805
Rio Elementary School District Community Facilities District, Special Tax, BAM, 5.00%, 09/01/2029 - 09/01/2032	505,000	520,938
River Islands Public Financing Authority, Special Tax, Series A-1, AGM, 5.25%, 09/01/2052	640,000	655,971
San Francisco City & County Redevelopment Successor Agency, Tax Allocation,
AGM,
5.00%, 08/01/2048	1,200,000	1,212,448
5.25%, 08/01/2053	1,670,000	1,716,245

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
California (continued)
San Jacinto Unified School District, General Obligation Unlimited, AGM, 5.00%, 08/01/2030	$ 4,070,000	$ 4,091,808
Stockton Public Financing Authority, Special Tax, Series A, BAM, 4.00%, 09/02/2030	685,000	676,107
Temescal Valley Water District, Special Tax, 4.00%, 09/01/2025	195,000	192,360
Tulare Local Health Care District, General Obligation Unlimited, BAM, 4.00%, 08/01/2039	975,000	878,220
Washington Township Health Care District, General Obligation Unlimited, Series B, 5.25%, 08/01/2048	950,000	978,857
Washington Township Health Care District, Revenue Bonds, Series A, 5.75%, 07/01/2048	510,000	507,294

		91,504,999

Colorado - 2.2%
Auraria Higher Education Center, Revenue Bonds, AGM, 4.00%, 04/01/2029	3,500,000	3,456,169
BNC Metropolitan District No. 1, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2032	360,000	370,651
Bradburn Metropolitan District No. 2, General Obligation Limited, Series A, 4.00%, 12/01/2028 (D)	294,000	272,945
Brighton Crossing Metropolitan District No. 6, General Obligation Limited, Series A, 5.00%, 12/01/2050	2,005,000	1,567,074
Bromley Park Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2031	285,000	297,049
Colorado Educational & Cultural Facilities Authority, Revenue Bonds,
5.00%, 06/15/2029	670,000	679,060
BAM-TCRS,
5.00%, 12/01/2055	800,000	734,217
Colorado Health Facilities Authority, Revenue Bonds,
Series A,
5.00%, 12/01/2033	100,000	100,036
Series B,
4.00%, 01/01/2040	2,680,000	2,377,763

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Colorado (continued)
Colorado Water Resources & Power Development Authority, Revenue Bonds, Series A, AGM, 5.50%, 09/01/2043 (E)	$ 255,000	$ 266,847
Denver City & County Housing Authority, Revenue Bonds,
Series A,
4.50%, 07/01/2041	1,380,000	1,252,931
5.00%, 07/01/2027	3,890,000	3,967,517
Erie Commons Metropolitan District No. 2, General Obligation Limited, Series A, AGM, 4.00%, 12/01/2039	895,000	772,105
Heather Gardens Metropolitan District, General Obligation Unlimited, AGM, 4.00%, 12/01/2027 - 12/01/2030	455,000	456,361
Highpointe Vista Metropolitan District No. 2, General Obligation Limited, BAM, 4.00%, 12/01/2046	475,000	402,066
Northglenn Urban Renewal Authority, Tax Allocation, 4.00%, 12/01/2026 - 12/01/2038	1,310,000	1,159,739
Park Creek Metropolitan District, Revenue Bonds,
Series A,
5.00%, 12/01/2032	150,000	151,432
Series A, NATL-IBC,
5.00%, 12/01/2045	825,000	800,418
Rampart Range Metropolitan District No. 5, Revenue Bonds, 4.00%, 12/01/2051	4,000,000	2,583,099
Sand Creek Metropolitan District, General Obligation Limited, AGM, 4.00%, 12/01/2032	475,000	479,188
Silver Peaks Metropolitan District No. 2, General Obligation Limited, BAM, 5.00%, 12/01/2037 - 12/01/2042	1,120,000	1,135,422
Transport Metropolitan District No. 3, General Obligation Limited, Series A-2, Zero Coupon (C), 12/01/2051	1,000,000	659,195
Vauxmont Metropolitan District, General Obligation Limited, AGM, 5.00%, 12/01/2050	525,000	513,881
Wyndham Hill Metropolitan District No. 2, General Obligation Limited, Series A, BAM, 4.00%, 12/01/2034	540,000	525,134

		24,980,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Connecticut - 1.9%
City of New Haven, General Obligation Unlimited,
BAM,
5.25%, 08/01/2043 (E)	$ 1,835,000	$ 1,858,242
Series A,
5.50%, 08/01/2035	210,000	217,451
Series B, BAM,
5.00%, 08/15/2025	40,000	40,633
Connecticut State Health & Educational Facilities Authority, Revenue Bonds,
5.00%, 12/01/2045	8,985,000	8,604,812
Series A, AGM-CR,
2.13%, 07/01/2031	7,690,000	6,211,702
State of Connecticut Special Tax Revenue, Revenue Bonds, Series A, 5.00%, 09/01/2034	1,000,000	997,595
Town of Hamden, General Obligation Unlimited, AGM, 5.00%, 08/15/2031 - 08/15/2036	3,175,000	3,343,442

		21,273,877

Delaware - 0.1%
Delaware Municipal Electric Corp., Revenue Bonds, Series A, BAM, 5.00%, 10/01/2035 - 10/01/2038	1,375,000	1,444,012

District of Columbia - 0.5%
District of Columbia, Revenue Bonds,
5.00%, 07/01/2052	110,000	93,445
Series A,
4.13%, 07/01/2027	640,000	602,210
5.00%, 07/01/2032	1,300,000	1,201,454
District of Columbia Housing Finance Agency, Revenue Bonds, Series A, 3.70%, 09/01/2033	1,205,000	1,099,604
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Revenue Bonds, Series B, AGM-CR, 6.50% (C), 10/01/2044	1,020,000	1,102,459
Washington Metropolitan Area Transit Authority Dedicated Revenue, Revenue Bonds, Series A, 5.50%, 07/15/2051	1,285,000	1,348,123

		5,447,295

Florida - 2.8%
City of Lakeland, Revenue Bonds, 5.00%, 11/15/2045	5,490,000	5,136,939
City of Miami Parking System Revenue, Revenue Bonds, BAM, 5.00%, 10/01/2029	350,000	373,133

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Florida (continued)
City of Orlando Tourist Development Tax Revenue, Revenue Bonds,
Series A, AGM,
5.00%, 11/01/2027	$ 220,000	$ 227,046
Series B, AGM,
5.00%, 11/01/2033 - 11/01/2038	6,695,000	6,761,300
County of Miami-Dade, Revenue Bonds, Series A, AGC, 6.88% (C), 10/01/2034	975,000	1,128,397
County of Pasco, Revenue Bonds,
AGM,
5.00%, 09/01/2048	1,085,000	1,064,334
5.75%, 09/01/2054	1,510,000	1,577,311
Florida Development Finance Corp., Revenue Bonds, Series A, 5.00%, 06/15/2035 - 06/15/2040	1,195,000	1,173,583
Florida State Board of Governors, Revenue Bonds,
Series A, AGM,
5.00%, 11/01/2028	135,000	141,503
Series A, BAM,
5.00%, 07/01/2035 - 07/01/2037	6,465,000	6,671,715
Miami-Dade County Industrial Development Authority, Revenue Bonds, Series A, 5.00%, 06/01/2047 (A)	1,875,000	1,434,336
North Sumter County Utility Dependent District, Revenue Bonds, BAM, 5.00%, 10/01/2036 - 10/01/2037	500,000	511,563
St. Johns County Industrial Development Authority, Revenue Bonds, 4.00%, 12/15/2023 - 12/15/2024	255,000	251,936
Volusia County School Board, Certificate of Participation, Series A, BAM, 5.00%, 08/01/2028	125,000	127,373
Wildwood Utility Dependent District, Revenue Bonds, AGM, 5.50%, 10/01/2048 - 10/01/2053	5,200,000	5,349,082

		31,929,551

Georgia - 2.9%
Albany-Dougherty County Hospital Authority, Revenue Bonds, Series A, BAM-TCRS, 5.00%, 09/01/2031 - 09/01/2033	22,220,000	23,195,166
Development Authority of Lagrange, Revenue Bonds, 4.50%, 10/15/2031	1,835,000	1,665,040
Gainesville & Hall County Hospital Authority, Revenue Bonds, Series A, BAM-TCRS, 4.00%, 02/15/2051	1,995,000	1,635,771

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Georgia (continued)
Georgia Housing & Finance Authority, Revenue Bonds,
Series A-1,
3.25%, 12/01/2037	$ 1,320,000	$ 1,096,665
3.80%, 12/01/2040	1,690,000	1,571,672
State of Georgia, General Obligation Unlimited, Series A, 5.00%, 02/01/2028	2,570,000	2,600,363
Turner County School District, General Obligation Unlimited, 5.00%, 09/01/2040 - 09/01/2041	720,000	736,592

		32,501,269

Idaho - 0.4%
County of Nez Perce, Revenue Bonds, 2.75%, 10/01/2024	4,300,000	4,193,280
Idaho Housing & Finance Association, Revenue Bonds, Series A, 4.63%, 07/01/2029 (A)	155,000	151,482

		4,344,762

Illinois - 15.1%
Adams County School District No. 172, General Obligation Unlimited,
AGM,
3.00%, 02/01/2033	335,000	292,114
4.00%, 02/01/2034	450,000	423,522
5.00%, 02/01/2029	1,130,000	1,150,476
Berwyn Municipal Securitization Corp., Revenue Bonds, Series A, AGM- CR, 5.00%, 01/01/2035	8,230,000	8,672,086
Carol Stream Park District, General Obligation Unlimited, BAM, 5.00%, 01/01/2037	1,050,000	1,064,804
City of Chicago Waterworks Revenue, Revenue Bonds,
5.00%, 11/01/2028	500,000	502,416
Series A, AGM,
5.50%, 11/01/2062	29,515,000	30,616,745
City of Country Club Hills, General Obligation Unlimited,
BAM,
4.00%, 12/01/2028 - 12/01/2031	1,340,000	1,338,884
4.50%, 12/01/2030 - 12/01/2031	1,295,000	1,295,378
City of East Moline, General Obligation Unlimited, Series A, AGM, 4.00%, 01/15/2036	840,000	775,484
City of Peoria, General Obligation Unlimited, Series B, BAM-TCRS, 5.00%, 01/01/2026	140,000	142,515

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
City of Waukegan, General Obligation Unlimited,
Series A, AGM,
5.00%, 12/30/2035	$ 1,345,000	$ 1,376,109
Series B, AGM,
5.00%, 12/30/2030 - 12/30/2031	1,560,000	1,608,851
Cook & Will Counties Community College District No. 515, General Obligation Limited, 5.00%, 12/01/2024	45,000	45,411
Cook & Will Counties School District No. 194, General Obligation Limited, Series B, BAM, 5.00%, 12/01/2033	525,000	530,228
Cook & Will Counties School District No. 194, General Obligation Unlimited, BAM, 4.13%, 12/01/2035	680,000	670,915
Cook County Community College District No. 508, General Obligation Unlimited,
5.00%, 12/01/2024	1,050,000	1,050,337
BAM-TCRS,
5.25%, 12/01/2027 - 12/01/2043	3,050,000	3,052,532
Cook County High School District No. 209 Proviso Township, General Obligation Limited, Series B, AGM, 5.00%, 12/01/2032	1,500,000	1,577,217
Cook County School District No. 111, General Obligation Limited, Series A, BAM, 5.00%, 12/01/2037	2,350,000	2,400,480
Cook County School District No. 149, General Obligation Limited, Series A-1, AGM, 4.00%, 12/01/2028	480,000	480,363
Cook County School District No. 160, General Obligation Unlimited, Series A, BAM, 4.00%, 12/01/2026 - 12/01/2027	175,000	175,415
Cook County School District No. 94, General Obligation Unlimited, BAM, 4.00%, 12/01/2037 - 12/01/2040	1,230,000	1,090,236
County of Logan, General Obligation Unlimited, Series B, BAM, 3.25%, 11/01/2037	50,000	40,240
Henry & Whiteside Counties Community Unit School District No. 228, General Obligation Unlimited, Series A, AGM, 5.00%, 08/15/2028	150,000	152,752
Illinois Finance Authority, Revenue Bonds,
4.00%, 08/01/2032 - 10/15/2037	8,020,000	6,202,912
5.00%, 08/01/2026 - 04/01/2034	3,055,000	3,090,562

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Illinois Finance Authority, Revenue Bonds, (continued)
AGM,
4.00%, 12/01/2023	$ 140,000	$ 139,982
5.00%, 12/01/2036	1,000,000	1,011,941
Series A,
4.00%, 11/01/2023	405,000	405,000
5.00%, 11/01/2025 - 11/01/2029	4,760,000	4,756,096
Illinois Housing Development Authority, Revenue Bonds, FNMA, 2.63%, 09/01/2032	1,386,046	1,180,384
Illinois State Toll Highway Authority, Revenue Bonds, Series A, 5.00%, 01/01/2044	1,325,000	1,323,773
Kane Cook & DuPage Counties School District No. U-46, General Obligation Limited, Series A, 5.00%, 01/01/2033	135,000	134,778
Knox & Warren Counties Community Unit School District No. 205, General Obligation Unlimited,
Series A, BAM,
4.00%, 12/01/2039	1,100,000	964,426
Series B,
3.50%, 01/01/2027	110,000	107,451
Macon County School District No. 61, General Obligation Unlimited, Series C, AGM, 4.00%, 01/01/2040 - 01/01/2045	2,870,000	2,453,765
Macoupin Sangamon & Montgomery Counties Community Unit School District No. 34, General Obligation Unlimited, BAM, 4.50%, 12/01/2036 - 12/01/2041	1,575,000	1,518,691
Madison & Jersey Counties Unit School District No. 11, General Obligation Unlimited,
BAM,
5.00%, 12/01/2030	3,235,000	3,413,947
Series B, BAM,
3.50%, 03/01/2029	1,700,000	1,651,056
Madison-Macoupin Etc. Counties Community College District No. 536, General Obligation Unlimited, Series A, AGM, 5.00%, 11/01/2031 - 11/01/2032	2,630,000	2,700,262
McHenry County Community Unit School District No. 12, General Obligation Unlimited, BAM, 5.00%, 01/01/2035	2,285,000	2,306,031
McLean County Public Building Commission, Revenue Bonds, 4.00%, 12/01/2034	1,245,000	1,182,745
Northeastern Illinois University, Certificate of Participation, AGM, 4.00%, 07/01/2025	145,000	141,522

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Northern Illinois University, Certificate of Participation, AGM, 5.00%, 09/01/2024	$ 105,000	$ 105,584
Northern Illinois University, Revenue Bonds,
Series B, BAM,
4.00%, 04/01/2036 - 04/01/2041	2,280,000	1,985,611
5.00%, 04/01/2027	190,000	192,889
Pulaski Massac Alexander & Johnson Counties Community Unit School District No. 10, General Obligation Unlimited, Series C, AGM, 4.00%, 12/01/2026 - 12/01/2029	625,000	614,433
Rock Island County Public Building Commission, Revenue Bonds, AGM, 5.00%, 12/01/2025 - 12/01/2041	985,000	1,012,751
Southern Illinois University, Certificate of Participation, Series A-1, BAM, 4.00%, 02/15/2026	455,000	447,969
Southwestern Illinois Development Authority, Revenue Bonds, Series B, BAM-TCRS, 5.00%, 10/15/2026	1,000,000	1,017,747
State of Illinois, General Obligation Unlimited,
5.00%, 11/01/2035	3,740,000	3,737,702
5.50%, 05/01/2039	5,620,000	5,749,466
Series B,
5.00%, 12/01/2032 - 10/01/2033	19,065,000	19,561,528
University of Illinois, Revenue Bonds, Series A, AGM-CR, 4.00%, 04/01/2036	2,830,000	2,565,998
Village of Bedford Park Water System Revenue, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2026	95,000	95,104
Village of Bellwood, General Obligation Unlimited, Series B, AGM, 3.00%, 12/01/2029	1,000,000	915,520
Village of Calumet Park, General Obligation Unlimited, BAM, 4.00%, 12/01/2025 - 12/01/2032	1,590,000	1,580,284
Village of Crestwood, General Obligation Unlimited,
BAM,
4.50%, 12/15/2027 - 12/15/2029	2,395,000	2,396,075
Series B, BAM,
5.00%, 12/15/2028 - 12/15/2035	7,305,000	7,307,592
Village of Dolton, General Obligation Unlimited, Series A, AGC, 4.50%, 12/01/2024	300,000	300,050

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Illinois (continued)
Village of Lombard, General Obligation Unlimited, 5.00%, 01/01/2024	$ 250,000	$ 250,302
Village of Lyons, General Obligation Unlimited,
Series B, BAM,
4.00%, 12/01/2036 - 12/01/2037	2,055,000	1,928,994
5.00%, 12/01/2032	125,000	125,075
Series C, BAM,
4.00%, 12/01/2023	235,000	234,896
Village of Matteson, Revenue Bonds, BAM, 5.00%, 12/01/2024 - 12/01/2035	3,610,000	3,743,319
Village of Montgomery, Special Assessment,
BAM,
2.85%, 03/01/2024	126,000	125,143
3.00%, 03/01/2025	120,000	117,319
3.10%, 03/01/2026	176,000	170,402
3.30%, 03/01/2028	170,000	162,593
3.40%, 03/01/2029	609,000	580,099
3.45%, 03/01/2030	115,000	108,321
Village of Mundelein, General Obligation Unlimited, AGM, 4.00%, 12/15/2039	490,000	418,555
Village of Rosemont, General Obligation Unlimited, Series A, BAM, 5.00%, 12/01/2042	11,270,000	11,526,795
Western Illinois Economic Development Authority, Revenue Bonds, 4.00%, 06/01/2024 - 06/01/2033	1,450,000	1,317,263
Western Illinois University, Revenue Bonds, BAM, 5.00%, 04/01/2024	145,000	145,267
Will County Community Unit School District No. 201-U, General Obligation Limited, Series E, AGM, 5.25%, 09/01/2042	3,680,000	3,736,310

		169,487,790

Indiana - 1.1%
Bloomington Redevelopment District, Tax Allocation
Series A-1,
5.00%, 02/01/2040	480,000	481,769
Series B,
5.25%, 08/01/2036	2,000,000	2,072,370
Indiana Finance Authority, Revenue Bonds,
Series A,
3.00%, 11/01/2030	3,470,000	3,070,090
Series B,
3.00%, 11/01/2030	625,000	552,970
Series B,
2.50%, 11/01/2030	2,500,000	2,132,087

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Indiana (continued)
Indiana Health Facility Financing Authority, Revenue Bonds, 5.00%, 11/15/2034	$ 1,725,000	$ 1,713,423
Noblesville Redevelopment Authority, Revenue Bonds, 5.50%, 07/15/2043 - 01/15/2046 (E)	2,500,000	2,563,463

		12,586,172

Iowa - 0.7%
City of Dubuque, General Obligation Unlimited, Series A, 2.00%, 06/01/2025	195,000	186,067
Iowa Finance Authority, Revenue Bonds,
5.00%, 05/15/2041 - 05/15/2047	7,790,000	5,919,671
Series A,
4.00%, 05/15/2053	2,500,000	1,460,015

		7,565,753

Kansas - 0.3%
Cowley County Unified School District No. 465, General Obligation Unlimited, BAM, 5.00%, 09/01/2048	805,000	814,300
Kansas Development Finance Authority, Revenue Bonds, Series P, 3.00%, 05/01/2032	3,260,000	2,880,931
Marais Des Cygnes Public Utility Authority, Revenue Bonds, AGM, 3.00%, 12/01/2026 - 12/01/2027	195,000	186,200

		3,881,431

Kentucky - 4.5%
City of Owensboro, General Obligation Unlimited, Series A, AGM, 4.00%, 02/01/2042 - 02/01/2043	3,100,000	2,705,493
County of Knox, General Obligation Unlimited, BAM, 5.00%, 10/01/2035	495,000	517,770
Kentucky Bond Development Corp., Revenue Bonds, BAM, 5.00%, 09/01/2049	11,930,000	11,598,347
Kentucky Economic Development Finance Authority, Revenue Bonds, Series A, AGM, 5.00%, 12/01/2045	11,385,000	11,356,228
Kentucky Municipal Power Agency, Revenue Bonds,
NATL,
5.00%, 09/01/2032	900,000	908,935
Series A,
Fixed until 03/01/2026, 3.45% (B), 09/01/2042	2,200,000	2,117,256

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Kentucky (continued)
Kentucky Public Energy Authority, Revenue Bonds,
Series A,
Fixed until 04/01/2024, 4.00% (B), 04/01/2048	$ 7,380,000	$ 7,344,777
Series A-1,
Fixed until 08/01/2030, 4.00% (B), 08/01/2052	8,000,000	7,390,482
Kentucky State Property & Building Commission, Revenue Bonds, BAM-TCRS, 5.00%, 04/01/2029	2,500,000	2,581,850
Kentucky State University, Certificate of Participation, BAM, 4.00%, 11/01/2041 - 11/01/2046	1,610,000	1,367,793
Louisville & Jefferson County Visitors & Convention Commission, Revenue Bonds, AGM-CR, 4.00%, 06/01/2028	2,200,000	2,178,188
Morehead State University, Revenue Bonds, Series A, 4.00%, 04/01/2032	70,000	69,584

		50,136,703

Louisiana - 2.3%
City of Lafayette Utilities Revenue, Revenue Bonds, BAM, 5.13%, 11/01/2048 (E)	620,000	617,824
Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds,
AGM,
5.00%, 08/01/2027 - 08/01/2029	7,640,000	7,868,790
BAM,
5.00%, 10/01/2028	385,000	402,157
Louisiana Public Facilities Authority, Revenue Bonds,
5.00%, 07/01/2022 (F) (G)	300,000	255,000
5.00%, 07/01/2023 - 07/01/2027	2,860,000	2,431,000
New Orleans Aviation Board, Revenue Bonds, AGM, 5.00%, 01/01/2035 - 10/01/2043	1,330,000	1,333,246
Parish of St. John the Baptist, Revenue Bonds
Fixed until 07/01/2024, 2.10% (B), 06/01/2037	1,195,000	1,174,358
Fixed until 07/01/2026, 2.20% (B), 06/01/2037	4,180,000	3,904,180
Series B-2,
Fixed until 07/01/2026, 2.38% (B), 06/01/2037	7,975,000	7,441,651

		25,428,206

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Maine - 0.4%
Maine Health & Higher Educational Facilities Authority, Revenue Bonds, Series C, 5.50%, 07/01/2041	$ 250,000	$ 257,516
Maine State Housing Authority, Revenue Bonds,
Series B,
3.15%, 11/15/2039	345,000	267,426
Series C,
2.75%, 11/15/2031	665,000	579,933
Series E,
4.45%, 11/15/2038	3,125,000	2,965,494

		4,070,369

Maryland - 1.7%
City of Baltimore, Revenue Bonds, Series C, 5.00%, 07/01/2043	450,000	450,774
City of Rockville, Revenue Bonds,
Series A-1,
5.00%, 11/01/2023	100,000	100,000
Series A-2,
5.00%, 11/01/2023	130,000	130,000
County of Baltimore, General Obligation Unlimited, 4.00%, 03/01/2035	935,000	916,996
County of Prince George, General Obligation Limited, Series A, 3.00%, 07/01/2033 - 07/01/2034	14,635,000	12,893,885
Maryland Health & Higher Educational Facilities Authority, Revenue Bonds,
AGM-CR,
5.00%, 07/01/2033 - 07/01/2034	2,965,000	3,109,560
Series A, BAM-TCRS,
4.00%, 05/15/2047	610,000	519,760
State of Maryland, General Obligation Unlimited, Series 1, 4.00%, 06/01/2030	1,110,000	1,102,477

		19,223,452

Massachusetts - 0.2%
Lynn Housing Authority & Neighborhood Development, Revenue Bonds,
4.25%, 10/01/2028	315,000	312,627
4.38%, 10/01/2029	300,000	298,937
Massachusetts Development Finance Agency, Revenue Bonds, 5.00%, 10/01/2039	250,000	227,931
Massachusetts Health & Educational Facilities Authority, Revenue Bonds, 5.50%, 06/01/2030	935,000	1,028,857

		1,868,352

Michigan - 1.7%
County of Genesee, General Obligation Limited, AGM, 5.00%, 11/01/2036 - 11/01/2037	1,875,000	1,963,326

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Michigan (continued)
Detroit Wayne County Stadium Authority, Revenue Bonds, AGM, 5.00%, 10/01/2026	$ 2,090,000	$ 2,090,816
Dryden Community Schools, General Obligation Unlimited, AGM, 5.00%, 05/01/2036 - 05/01/2037	1,865,000	1,946,687
Lake City Area Schools, General Obligation Unlimited, BAM, 5.00%, 05/01/2035	2,365,000	2,408,653
Michigan Finance Authority, Revenue Bonds, 4.00%, 12/01/2036 - 12/01/2046	5,965,000	5,444,729
Michigan Strategic Fund, Revenue Bonds, 5.00%, 11/15/2049	2,175,000	1,689,238
Tri-County Area School District, General Obligation Unlimited, AGM, 4.00%, 05/01/2044	3,690,000	3,144,634
Wayne County Airport Authority, Revenue Bonds, Series A, 5.00%, 12/01/2032	250,000	254,317
Zeeland Public Schools, General Obligation Unlimited, Series B, BAM, 5.00%, 05/01/2030	750,000	785,698

		19,728,098

Minnesota - 2.8%
City of Deephaven, Revenue Bonds,
Series A,
4.38%, 10/01/2027	230,000	217,659
4.40%, 07/01/2025	50,000	48,948
City of Minneapolis, Revenue Bonds, Series A, AGM-CR, 5.00%, 11/15/2035 - 11/15/2036	19,700,000	20,083,671
City of Red Wing, Revenue Bonds, Series A, 5.00%, 08/01/2047	655,000	481,480
City of Stillwater, Tax Allocation, 3.00%, 02/01/2024 - 02/01/2027	1,160,000	1,116,836
Duluth Economic Development Authority, Revenue Bonds, 4.00%, 07/01/2041	905,000	638,607
Housing & Redevelopment Authority of the City of St. Paul, Revenue Bonds,
Series A,
5.00%, 12/01/2030	350,000	340,417
Series B,
4.25%, 04/01/2025 (D)	80,000	78,442
Minneapolis Special School District No. 1, General Obligation Unlimited, Series B, 5.00%, 02/01/2031	640,000	662,729

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Minnesota (continued)
Minnesota Housing Finance Agency, Revenue Bonds,
Series C,
3.45%, 02/01/2025	$ 1,660,000	$ 1,630,844
Series D, GNMA, FNMA, FHLMC,
1.95%, 01/01/2032	1,125,000	898,705
2.00%, 07/01/2032	535,000	427,204
Series F, GNMA, FNMA, FHLMC,
2.30%, 07/01/2032	555,000	447,951
Stillwater Independent School District No. 834, General Obligation Unlimited, Series A, 5.00%, 02/01/2026	1,020,000	1,022,207
Township of Baytown, Revenue Bonds, Series A, 4.00%, 08/01/2036	620,000	501,920
Western Minnesota Municipal Power Agency, Revenue Bonds, Series A, 5.00%, 01/01/2032 - 01/01/2035	2,500,000	2,504,304

		31,101,924

Mississippi - 0.3%
Mississippi Development Bank, Revenue Bonds, AGM, 6.88%, 12/01/2040	3,160,000	3,169,350

Missouri - 0.4%
Health & Educational Facilities Authority, Revenue Bonds, Series A, 5.00%, 02/01/2029	2,145,000	2,102,236
Missouri Housing Development Commission, Revenue Bonds,
Series B, GNMA, FNMA, FHLMC,
2.55%, 11/01/2029	135,000	121,726
Series C, GNMA, FNMA, FHLMC,
4.50%, 11/01/2038	230,000	221,535
Missouri Southern State University, Revenue Bonds, Series A, AGM, 4.00%, 10/01/2037	145,000	130,468
St. Louis Municipal Finance Corp., Revenue Bonds, Series A, AGM, 5.00%, 02/15/2030 - 02/15/2033	1,725,000	1,770,703

		4,346,668

Montana - 0.3%
City of Forsyth, Revenue Bonds, 3.88%, 07/01/2028	2,995,000	2,862,176
Montana Facility Finance Authority, Revenue Bonds, 5.00%, 07/01/2030	140,000	145,146

		3,007,322

Nebraska - 0.5%
Nebraska Investment Finance Authority, Revenue Bonds, Series E, GNMA, FNMA, FHLMC, 4.65%, 09/01/2043	2,950,000	2,742,819

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Nebraska (continued)
Nebraska State Colleges, Revenue Bonds, AGM, 5.00%, 07/01/2048 - 07/01/2053	$ 3,300,000	$ 3,290,105

		6,032,924

Nevada - 0.4%
Henderson Local Improvement Districts, Special Assessment, 2.50%, 09/01/2025	65,000	61,743
State of Nevada Department of Business & Industry, Revenue Bonds, 8.13% (B), 01/01/2050 (A)	5,000,000	5,015,875

		5,077,618

New Hampshire - 0.7%
New Hampshire Business Finance Authority, Revenue Bonds, Series A, BAM, 5.25%, 12/01/2041 - 06/01/2051	7,290,000	7,457,648

New Jersey - 3.1%
City of Newark, General Obligation Unlimited, BAM, 4.00%, 02/15/2032 - 02/15/2035	7,545,000	7,217,361
City of Newark Mass Transit Access Tax Revenue, Revenue Bonds,
AGM,
5.00%, 11/15/2042	920,000	939,946
5.38%, 11/15/2052	2,720,000	2,827,584
6.00%, 11/15/2062	10,610,000	11,396,413
City of Paterson, General Obligation Unlimited, BAM, 5.00%, 01/15/2024	775,000	775,528
Essex County Improvement Authority, Revenue Bonds, Series A, 5.00%, 12/01/2035 (F) (G)	535,000	347,750
New Jersey Economic Development Authority, Revenue Bonds,
5.00%, 11/01/2044	990,000	979,007
Series A,
4.25%, 09/01/2027 (A)	155,000	148,792
5.00%, 09/01/2037 (A)	750,000	669,729
Series A, BAM,
3.13%, 07/01/2031	2,415,000	2,174,810
5.00%, 07/01/2027	1,760,000	1,811,543
Series A, BAM-TCRS,
5.00%, 06/15/2027	2,445,000	2,537,362
Series DDD, BAM-TCRS,
5.00%, 06/15/2027	60,000	62,246
Series WW,
5.25%, 06/15/2040	85,000	86,950
New Jersey Educational Facilities Authority, Revenue Bonds, Series A, 5.25%, 09/01/2053	590,000	595,178

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New Jersey (continued)
New Jersey Transportation Trust Fund Authority, Revenue Bonds, Series C, AMBAC, BAM-TCRS, Zero Coupon, 12/15/2028	$ 830,000	$ 667,486
Newark Board of Education, General Obligation Unlimited, BAM, 5.00%, 07/15/2031	1,195,000	1,257,642

		34,495,327

New York - 6.7%
Brooklyn Arena Local Development Corp., Revenue Bonds, Series A, AGM, 4.00%, 07/15/2029 - 07/15/2035	3,220,000	2,950,031
Buffalo & Erie County Industrial Land Development Corp., Revenue Bonds
3.88%, 08/01/2027	2,245,000	2,115,568
5.00%, 08/01/2037	1,295,000	1,168,056
East Ramapo Central School District, General Obligation Unlimited, AGM, 5.00%, 03/15/2039 - 03/15/2047	5,535,000	5,647,987
Haverstraw-Stony Point Central School District, General Obligation Unlimited, 3.00%, 10/15/2030	565,000	515,049
Jefferson County Civic Facility Development Corp., Revenue Bonds, Series A, 4.00%, 11/01/2030	220,000	197,134
Lockport City School District, General Obligation Unlimited, 2.50%, 08/01/2028	220,000	205,853
Long Island Power Authority, Revenue Bonds, Series E, AGM, 5.00%, 09/01/2053	17,385,000	17,246,786
Metropolitan Transportation Authority, Revenue Bonds, Series D-1, BAM, 5.00%, 11/15/2033	7,535,000	7,617,611
New York City Housing Development Corp., Revenue Bonds,
Series C-1,
2.45%, 11/01/2027	65,000	60,236
Series I, FNMA,
Fixed until 02/01/2026, 2.95% (B), 11/01/2045	3,980,000	3,849,038
New York City Industrial Development Agency, Revenue Bonds,
AGM,
4.00%, 03/01/2032	4,415,000	4,270,665
5.00%, 01/01/2030	1,205,000	1,255,073
New York Counties Tobacco Trust VI, Revenue Bonds, Series C, 3.75%, 06/01/2045	180,000	130,991

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
New York (continued)
New York Power Authority, Revenue Bonds, Series A, AGM, 5.25%, 11/15/2043 (E)	$ 350,000	$ 365,961
New York State Dormitory Authority, Revenue Bonds,
Series A, AGM,
4.00%, 10/01/2034	2,480,000	2,374,058
Series A-1,
4.00%, 07/01/2028 - 07/01/2043	4,965,000	4,397,987
4.25%, 07/01/2048	3,555,000	3,103,548
New York State Housing Finance Agency, Revenue Bonds,
Series A,
Fixed until 05/01/2027, 3.60% (B), 11/01/2062	1,625,000	1,578,541
Fixed until 11/01/2028, 3.65% (B), 11/01/2062	5,925,000	5,691,852
Fixed until 11/01/2029, 3.75% (B), 11/01/2062	1,050,000	1,002,331
New York State Thruway Authority, Revenue Bonds, Series A, 5.25%, 01/01/2056	190,000	187,618
New York State Urban Development Corp., Revenue Bonds, Series E, 5.00%, 03/15/2033	1,810,000	1,812,865
Oneida County Local Development Corp., Revenue Bonds,
AGM,
4.00%, 12/01/2036	120,000	108,551
5.00%, 12/01/2026 - 12/01/2029	4,350,000	4,339,732
Syracuse Industrial Development Agency, Revenue Bonds, Series A, 4.00%, 05/01/2036	890,000	843,811
Town of Oyster Bay, General Obligation Limited, Series B, AGM, 3.00%, 08/15/2030 - 08/15/2034	3,000,000	2,623,698

		75,660,631

North Carolina - 0.6%
City of Greensboro Combined Water & Sewer System Revenue, Revenue Bonds, 4.00%, 06/01/2028	545,000	541,542
North Carolina Housing Finance Agency, Revenue Bonds
Series 38-B,
2.38%, 01/01/2025	645,000	629,668
2.45%, 07/01/2025	365,000	353,226
North Carolina Medical Care Commission, Revenue Bonds,
Series B-1,
2.55%, 09/01/2026	1,550,000	1,427,762
Series B-2,
2.30%, 09/01/2025	1,250,000	1,181,194

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
North Carolina (continued)
North Carolina Turnpike Authority, Revenue Bonds, AGM, 5.00%, 01/01/2031	$ 595,000	$ 610,325
Winston-Salem State University, Revenue Bonds, BAM, 5.00%, 06/01/2029 - 06/01/2033	1,670,000	1,695,091

		6,438,808

North Dakota - 0.0% (H)
Fargo Public School District No. 1, General Obligation Limited, Series A, 3.00%, 08/01/2026	25,000	24,145

Ohio - 4.8%
American Municipal Power, Inc., Revenue Bonds, BAM-TCRS, 4.00%, 02/15/2034	11,215,000	10,720,032
Beachwood City School District, General Obligation Unlimited, 4.13%, 12/01/2060	175,000	143,037
Brunswick City School District, General Obligation Unlimited, BAM, 5.50%, 12/01/2060	3,870,000	3,980,490
Buckeye Tobacco Settlement Financing Authority, Revenue Bonds,
Series B-2, Class 2,
5.00%, 06/01/2055	23,990,000	19,624,600
Series B-3, Class 2,
Zero Coupon, 06/01/2057	38,000,000	3,195,944
Cardinal Local School District, Certificate of Participation, 5.25%, 04/01/2038	250,000	224,922
City of Toledo, General Obligation Limited
BAM,
5.00%, 12/01/2032	1,725,000	1,825,464
5.25%, 12/01/2035 - 12/01/2037	2,550,000	2,684,941
Columbus Metropolitan Housing Authority, Revenue Bonds, 4.00%, 08/01/2036	655,000	583,133
County of Allen Hospital Facilities Revenue, Revenue Bonds, Series A, 4.00%, 12/01/2040	1,000,000	871,534
County of Hamilton, Revenue Bonds, 5.00%, 02/01/2024	50,000	49,945
County of Scioto, Revenue Bonds, AGM-CR, 3.50%, 02/15/2038	130,000	108,144
Little Miami Local School District, General Obligation Unlimited, Series B, 5.00%, 11/01/2048	135,000	135,267

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Ohio (continued)
Ohio Air Quality Development Authority, Revenue Bonds,
Series B,
Fixed until 11/01/2024, 1.38% (B), 02/01/2026	$ 1,675,000	$ 1,601,008
Series C,
Fixed until 11/04/2025, 1.50% (B), 02/01/2026	2,000,000	1,825,471
Ohio Housing Finance Agency, Revenue Bonds,
Series D, GNMA, FNMA, FHLMC,
3.05%, 09/01/2032	530,000	492,901
3.40%, 09/01/2037	1,465,000	1,345,691
Pinnacle Community Infrastructure Financing Authority, Revenue Bonds, Series A, AGM, 4.00%, 12/01/2031	1,040,000	1,029,315
Triway Local School District, Certificate of Participation, BAM, 5.00%, 12/01/2047	3,450,000	3,412,544
Wayne County Southeast Local School District, Certificate of Participation, BAM, 4.00%, 12/01/2033	745,000	727,079

		54,581,462

Oklahoma - 0.0% (H)
Oklahoma Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 2.75%, 09/01/2034	45,000	38,317

Oregon - 0.9%
Klamath Falls Intercommunity Hospital Authority, Revenue Bonds, 3.00%, 09/01/2035	700,000	566,707
Medford Hospital Facilities Authority, Revenue Bonds, Series A, 5.00%, 08/15/2037	1,430,000	1,444,047
Oregon State Facilities Authority, Revenue Bonds, Series A, 5.50%, 06/15/2035 (A)	750,000	707,511
State of Oregon Housing & Community Services Department, Revenue Bonds
Series A,
2.45%, 07/01/2034	3,090,000	2,404,853
2.65%, 07/01/2039	7,025,000	5,001,468

		10,124,586

Pennsylvania - 5.3%
Allegheny County Hospital Development Authority, Revenue Bonds, Series A, 4.00%, 07/15/2036 - 07/15/2038	11,725,000	10,529,415
Beaver County Economic Development Authority, Revenue Bonds, BAM, 4.00%, 11/15/2035 - 11/15/2036	3,110,000	2,945,327

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Bucks County Industrial Development Authority, Revenue Bonds, 5.00%, 10/01/2033	$ 825,000	$ 802,349
County of Lackawanna, General Obligation Unlimited, BAM, 4.00%, 09/15/2033	2,670,000	2,507,123
Cumberland County Municipal Authority, Revenue Bonds, 5.00%, 01/01/2029	840,000	798,809
Cumberland Valley School District, General Obligation Limited, Series A, AGM, 5.00%, 11/15/2047	1,835,000	1,851,253
Erie Sewer Authority, Revenue Bonds, Series B, AGM, 5.00%, 12/01/2036	2,000,000	2,098,268
Hospitals & Higher Education Facilities Authority of Philadelphia, Revenue Bonds, AGM, 5.00%, 07/01/2035	1,955,000	1,999,843
Lancaster Industrial Development Authority, Revenue Bonds, 4.00%, 12/01/2044	755,000	600,232
Montgomery County Higher Education & Health Authority, Revenue Bonds, AGM-CR, 4.00%, 09/01/2049	3,625,000	2,954,338
Pennsylvania Housing Finance Agency, Revenue Bonds,
Series 121,
2.20%, 04/01/2026	1,190,000	1,124,381
2.25%, 10/01/2026	305,000	285,665
Series 124B,
2.65%, 04/01/2028	530,000	490,960
2.75%, 10/01/2028	500,000	458,858
Series 129,
2.20%, 04/01/2027	95,000	87,692
2.25%, 10/01/2027	80,000	73,258
2.40%, 10/01/2028	660,000	597,003
2.45%, 04/01/2029 - 10/01/2029	2,380,000	2,124,857
2.55%, 04/01/2030	1,230,000	1,076,412
Pennsylvania Turnpike Commission, Revenue Bonds,
Series A, AGM,
4.00%, 12/01/2049	8,465,000	7,037,542
Series B, BAM-TCRS,
5.25%, 12/01/2044	7,420,000	7,470,585
Series C, AGM,
6.25% (C), 06/01/2033	825,000	871,791
Pennsylvania Turnpike Commission Oil Franchise Tax Revenue, Revenue Bonds, Series B, 5.00%, 12/01/2038	525,000	530,749
Philadelphia Authority for Industrial Development, Revenue Bonds, Series A, 5.00%, 09/01/2047	4,565,000	4,302,711

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Pennsylvania (continued)
Philadelphia Gas Works Co., Revenue Bonds, Series A, AGM, 5.00%, 08/01/2050	$ 1,155,000	$ 1,138,041
School District of Philadelphia, General Obligation Limited,
Series A, 4.00%, 09/01/2036	910,000	823,452
Series A,
5.00%, 09/01/2024	500,000	502,983
State Public School Building Authority, Revenue Bonds,
5.00%, 12/01/2023 - 06/01/2032	3,150,000	3,180,908
BAM,
5.00%, 07/15/2029	720,000	747,138

		60,011,943

Puerto Rico - 0.5%
Children’s Trust Fund, Revenue Bonds, 5.63%, 05/15/2043	125,000	125,640
Puerto Rico Electric Power Authority, Revenue Bonds,
Series DDD, AGM,
3.65%, 07/01/2024	620,000	613,634
Series RR, AGC,
5.00%, 07/01/2028	345,000	341,729
Series SS, AGC,
4.38%, 07/01/2030	145,000	138,583
Series SS, AGM,
5.00%, 07/01/2030	2,100,000	2,070,879
Series UU, AGC,
4.25%, 07/01/2027	20,000	19,393
5.00%, 07/01/2026	650,000	646,440
Series UU, AGM,
5.00%, 07/01/2024	510,000	509,259
Series VV, AGM,
5.25%, 07/01/2027	40,000	39,800
Puerto Rico Municipal Finance Agency, Revenue Bonds, Series A, AGM, 5.00%, 08/01/2027	690,000	694,514

		5,199,871

Rhode Island - 0.8%
Providence Public Building Authority, Revenue Bonds, Series A, AGM, 5.00%, 09/15/2028 - 09/15/2035	5,635,000	5,725,359
Providence Redevelopment Agency, Revenue Bonds, Series A, AGM-CR, 5.00%, 04/01/2027	425,000	430,660
Rhode Island Commerce Corp., Revenue Bonds, BAM-TCRS, 5.00%, 07/01/2034	1,395,000	1,443,494
Rhode Island Health & Educational Building Corp., Revenue Bonds, Series C, 5.00%, 09/15/2027	180,000	183,816

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Rhode Island (continued)
Rhode Island Housing & Mortgage Finance Corp., Revenue Bonds, Series 71, GNMA, 2.75%, 10/01/2034	$ 890,000	$ 721,970

		8,505,299

South Carolina - 0.3%
South Carolina Jobs-Economic Development Authority, Revenue Bonds,
5.00%, 10/01/2026 (A)	1,275,000	1,242,300
5.00%, 02/01/2036	2,590,000	2,596,058

		3,838,358

South Dakota - 0.2%
Brookings School District No. 005-1, General Obligation Limited, AGM, 5.50%, 06/15/2043	1,750,000	1,856,957

Tennessee - 0.6%
Metropolitan Government Nashville & Davidson County Sports Authority, Revenue Bonds, Series B, AGM, 5.25%, 07/01/2056	4,705,000	4,767,020
New Memphis Arena Public Building Authority, Revenue Bonds, Zero Coupon (C), 04/01/2029	550,000	475,238
Tennessee Housing Development Agency, Revenue Bonds,
Series 1,
2.95%, 01/01/2026	45,000	43,611
Series B-2,
2.25%, 01/01/2025	40,000	39,037
2.95%, 07/01/2028	1,995,000	1,874,150

		7,199,056

Texas - 1.5%
City of Arlington, General Obligation Limited, 3.10%, 08/15/2031	2,145,000	1,906,827
City of Round Rock, Revenue Bonds, AGM, 4.00%, 12/01/2037	1,010,000	937,747
City of Rowlett, Special Assessment, 3.13%, 09/15/2031 (A)	226,000	193,079
Dallas County Flood Control District No. 1, General Obligation Unlimited, 5.00%, 04/01/2024 (A)	800,000	796,821
Dallas-Fort Worth International Airport, Revenue Bonds, Series C, 5.00%, 11/01/2034	40,000	40,000
El Paso County Hospital District, General Obligation Limited, 5.00%, 08/15/2026	150,000	150,027
Ellis County Fresh Water Supply District No. 1, General Obligation Unlimited,
Series A, AGM,
5.13%, 09/01/2047 (E)	1,030,000	995,421
5.25%, 09/01/2045 (E)	1,155,000	1,139,328

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Texas (continued)
Fort Bend County Levee Improvement District No. 15, General Obligation Unlimited, BAM, 4.00%, 09/01/2029 - 09/01/2032	$ 310,000	$ 305,898
Harris County Municipal Utility District No. 171, General Obligation Unlimited, BAM, 6.88%, 12/01/2031	280,000	313,630
Harris County Sports Authority, Revenue Bonds, Series A, AGM, 5.00%, 11/15/2027	35,000	35,273
Houston Housing Finance Corp., Revenue Bonds,
Fixed until 02/01/2024, 4.08% (B), 08/01/2024	1,500,000	1,497,348
Iowa Colony Development Authority, Tax Allocation, AGM, 4.50%, 04/01/2043	315,000	283,673
Montgomery County Municipal Utility District No. 113, General Obligation Unlimited, AGM, 3.00%, 09/01/2033	150,000	133,394
Nacogdoches County Hospital District, Revenue Bonds, AGM, 4.00%, 05/15/2037	415,000	389,453
New Hope Cultural Education Facilities Finance Corp., Revenue Bonds, 5.00%, 01/01/2024 - 01/01/2028	2,995,000	2,932,106
Northwoods Road District No. 1, General Obligation Unlimited, BAM, 4.00%, 08/15/2027	140,000	140,407
Old Spanish Trail-Alemda Corridors Redevelopment Authority, Tax Allocation, BAM, 4.00%, 09/01/2036 - 09/01/2037	2,350,000	2,200,120
Pottsboro Higher Education Finance Corp., Revenue Bonds, Series A, 3.88%, 08/15/2026	105,000	99,835
Southwest Houston Redevelopment Authority, Tax Allocation, Series B, AGM, 5.00%, 09/01/2034	2,000,000	2,066,208
Travis County Municipal Utility District No. 4, General Obligation Unlimited, AGM, 4.00%, 09/01/2035	400,000	382,521

		16,939,116

U.S. Virgin Islands - 0.0% (H)
Virgin Islands Public Finance Authority, Revenue Bonds, Series A, AGM-CR, 5.00%, 10/01/2032 (D)	190,000	188,783

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Utah - 0.1%
County of Utah, Revenue Bonds, Series A, 4.00%, 05/15/2041	$ 920,000	$ 811,176
Utah Charter School Finance Authority, Revenue Bonds, 4.25%, 04/15/2034	120,000	113,100

		924,276

Vermont - 0.1%
City of Burlington, General Obligation Unlimited, Series A, 5.00%, 11/01/2035	90,000	94,067
Vermont Housing Finance Agency, Revenue Bonds, Series A, GNMA, FNMA, FHLMC, 3.13%, 11/01/2042	550,000	487,066

		581,133

Virginia - 1.7%
Chesapeake Bay Bridge & Tunnel District, Revenue Bonds, AGM, 5.00%, 07/01/2041	440,000	433,022
City of Suffolk, General Obligation Unlimited, 3.25%, 02/01/2035	1,110,000	986,884
County of Fairfax, General Obligation Unlimited, Series A, 4.00%, 10/01/2034	3,365,000	3,335,423
County of Henrico Water & Sewer Revenue, Revenue Bonds, 4.00%, 05/01/2030 - 05/01/2032	4,865,000	4,872,949
Virginia Public School Authority, Revenue Bonds,
4.00%, 03/01/2032	1,405,000	1,409,825
Series B,
5.00%, 08/01/2024	2,500,000	2,521,956
Williamsburg Economic Development Authority, Revenue Bonds,
Series A, AGM,
5.00%, 07/01/2033	1,350,000	1,451,982
5.25%, 07/01/2053	2,700,000	2,754,898
Series B,
5.25%, 07/01/2053	1,000,000	1,007,357

		18,774,296

Washington - 1.4%
Central Puget Sound Regional Transit Authority, Revenue Bonds, NATL, 4.75%, 02/01/2028	40,000	39,971
Everett Housing Authority, Revenue Bonds, 4.00%, 07/01/2036	1,520,000	1,355,506
Snohomish County Housing Authority, Revenue Bonds, 4.00%, 04/01/2033	15,545,000	14,480,323

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Washington (continued)
Washington State Housing Finance Commission, Revenue Bonds
5.00%, 07/01/2033 (A)	$ 375,000	$ 337,812
Series 3-N, GNMA, FNMA, FHLMC,
2.85%, 12/01/2028	65,000	62,301

		16,275,913

West Virginia - 0.0% (H)
West Virginia Housing Development Fund, Revenue Bonds, Series B, 3.70%, 11/01/2032	285,000	277,961

Wisconsin - 3.9%
City of Milwaukee, General Obligation Unlimited, Series N3, BAM-TCRS, 5.00%, 04/01/2031	2,685,000	2,818,201
Public Finance Authority, Revenue Bonds,
3.00%, 04/01/2025 (A) (D)	20,000	19,720
3.00%, 04/01/2025 (A)	150,000	144,803
4.00%, 09/01/2029 (A)	800,000	722,198
Fixed until 10/01/2030, 4.00% (B), 10/01/2041	5,000,000	4,735,855
AGM,
5.00%, 07/01/2037	1,895,000	1,900,281
BAM,
5.25%, 07/01/2042	6,150,000	6,290,262
5.38%, 07/01/2047	6,825,000	6,961,182
5.50%, 07/01/2052	10,785,000	11,068,557
5.63%, 07/01/2055	5,880,000	6,080,492
Series A,
4.00%, 01/01/2045	375,000	303,687
5.00%, 06/01/2027 - 07/01/2038	685,000	643,978
Series A, AGM,
5.00%, 07/01/2036	340,000	344,610
Wisconsin Health & Educational Facilities Authority, Revenue Bonds,
5.00%, 08/01/2032 - 08/01/2039	1,900,000	1,477,604

	Principal	Value
MUNICIPAL GOVERNMENT OBLIGATIONS (continued)
Wisconsin (continued)
Wisconsin Health & Educational Facilities Authority, Revenue Bonds, (continued)
Series A,
5.13%, 04/01/2057	$ 1,000,000	$ 670,011

		44,181,441

Wyoming - 0.2%
Wyoming Community Development Authority, Revenue Bonds,
Series 1,
2.30%, 12/01/2031	255,000	208,604
Series 2,
2.95%, 06/01/2033	2,485,000	2,092,442

		2,301,046

Total Municipal Government Obligations (Cost $1,107,979,606)		1,008,358,414

SHORT-TERM U.S. GOVERNMENT OBLIGATION - 2.4%
U.S. Treasury Bills 5.34% (I), 12/28/2023	26,520,000	26,296,718

Total Short-Term U.S. Government Obligation (Cost $26,304,509)		26,296,718

REPURCHASE AGREEMENT - 7.6%
Fixed Income Clearing Corp., 2.50% (I), dated 10/31/2023, to be repurchased at $85,409,507 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $87,111,683.	$85,403,576	85,403,576

Total Repurchase Agreement (Cost $85,403,576)		85,403,576

Total Investments (Cost $1,219,687,691)		1,120,058,708
Net Other Assets (Liabilities) - 0.4%		4,972,239

Net Assets - 100.0%		$1,125,030,947

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Municipal Government Obligations	$—	$1,008,358,414	$—	$1,008,358,414
Short-Term U.S. Government Obligation	—	26,296,718	—	26,296,718
Repurchase Agreement	—	85,403,576	—	85,403,576

Total Investments	$—	$1,120,058,708	$—	$1,120,058,708

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $16,125,903, representing 1.4% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Step bonds. Coupon rates change in increments to maturity. The rates disclosed are as of October 31, 2023; the maturity dates disclosed are the ultimate maturity dates.
(D)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Municipal Government Obligations	Bradburn Metropolitan District No. 2 General Obligation Limited Series A 4.00%, 12/01/2028	03/08/2018	$291,210	$272,945	0.0	%(H)

Municipal Government Obligations	Housing & Redevelopment Authority of the City of St. Paul Revenue Bonds, Series B 4.25%, 04/01/2025	06/19/2015	80,003	78,442	0.0	(H)

Municipal Government Obligations	Virgin Islands Public Finance Authority Revenue Bonds, Series A, AGM-CR 5.00%, 10/01/2032	07/14/2020 - 02/09/2021	202,300	188,783	0.0	(H)

Municipal Government Obligations	Public Finance Authority Revenue Bonds, 3.00%, 04/01/2025	02/26/2020	20,285	19,720	0.0	(H)

Total			$593,798	$559,890	0.0	%(H)

(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Securities in default; no interest payments received and/or dividends declared during the last 12 months. At October 31, 2023, the total value of such securities is $602,750, representing 0.1% of the Fund’s net assets.
(G)	Non-income producing securities.
(H)	Percentage rounds to less than 0.1% or (0.1)%.
(I)	Rates disclosed reflect the yields at October 31, 2023.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

MUNICIPAL INSURER ABBREVIATIONS:

AGC	Assured Guaranty Corp.
AGM	Assured Guaranty Municipal Corp.
AMBAC	AMBAC Financial Group, Inc.
BAM	Build America Mutual Assurance Co.
FHLMC	Federal Home Loan Mortgage Corp.
FNMA	Federal National Mortgage Association
GNMA	Government National Mortgage Association
NATL	National Public Finance Guarantee Corp.

PORTFOLIO ABBREVIATIONS:

CR	Custodial Receipts
IBC	Insured Bond Certificate
TCRS	Temporary Custodian Receipts

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,134,284,115)	$1,034,655,132
Repurchase agreement, at value (cost $85,403,576)	85,403,576
Cash	5,768
Receivables and other assets:
Investments sold	1,938,599
When-issued, delayed-delivery, forward and TBA commitments sold	1,717,973
Shares of beneficial interest sold	3,157,862
Interest	14,506,213
Due from investment manager	25,525
Total assets	1,141,410,648

Liabilities:
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	10,488,550
Dividends and/or distributions	247,656
Shares of beneficial interest redeemed	4,957,131
Investment management fees	386,516
Distribution and service fees	83,025
Transfer agent fees	99,170
Trustee and CCO fees	331
Audit and tax fees	46,304
Custody fees	22,400
Legal fees	15,090
Printing and shareholder reports fees	17,374
Registration fees	687
Affiliated fund fees	6,524
Other accrued expenses	8,943
Total liabilities	16,379,701
Net assets	$1,125,030,947

Net assets consist of:
Paid-in capital	$1,429,122,783
Total distributable earnings (accumulated losses)	(304,091,836)
Net assets	$1,125,030,947

Net assets by class:
Class A	$142,643,787
Class C	56,454,396
Class I	925,922,587
Class I2	10,177
Shares outstanding (unlimited shares, no par value):
Class A	14,284,070
Class C	5,663,163
Class I	92,367,910
Class I2	1,015
Net asset value per share: (A)
Class A	$9.99
Class C	9.97
Class I	10.02
Class I2	10.03
Maximum offering price per share: (B)
Class A	$10.33

(A)	Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$41,659,707
Total investment income	41,659,707

Expenses:
Investment management fees	5,623,471
Distribution and service fees:
Class A	423,256
Class C	708,592
Transfer agent fees:
Class A	72,620
Class C	49,317
Class I	1,124,526
Class I2	1
Trustee and CCO fees	51,173
Audit and tax fees	60,708
Custody fees	114,955
Legal fees	80,034
Printing and shareholder reports fees	71,532
Registration fees	126,209
Other	69,791
Total expenses before waiver and/or reimbursement and recapture	8,576,185
Expenses waived and/or reimbursed:
Class A	(169,327)
Class C	(185,509)
Class I	(937,775)
Recapture of previously waived and/or reimbursed fees:
Class C	7,764
Class I	14,660
Net expenses	7,305,998

Net investment income (loss)	34,353,709

Net realized gain (loss) on:
Investments	(121,305,238)
Written options and swaptions	82,383
Net realized gain (loss)	(121,222,855)

Net change in unrealized appreciation (depreciation) on:
Investments	148,693,281
Net realized and change in unrealized gain (loss)	27,470,426
Net increase (decrease) in net assets resulting from operations	$61,824,135

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$34,353,709	$41,800,789
Net realized gain (loss)	(121,222,855)	(83,212,689)
Net change in unrealized appreciation (depreciation)	148,693,281	(322,013,319)
Net increase (decrease) in net assets resulting from operations	61,824,135	(363,425,219)

Dividends and/or distributions to shareholders:
Class A	(4,239,800)	(5,546,940)
Class C	(1,328,703)	(1,718,903)
Class I	(28,786,707)	(45,169,620)
Class I2	(287)	(265)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(34,355,497)	(52,435,728)

Capital share transactions:
Proceeds from shares sold:
Class A	33,350,387	52,203,426
Class C	7,959,269	7,677,324
Class I	474,877,208	814,221,877
	516,186,864	874,102,627
Dividends and/or distributions reinvested:
Class A	3,746,915	4,861,242
Class C	1,214,026	1,537,658
Class I	26,322,647	39,084,682
Class I2	287	265
	31,283,875	45,483,847
Cost of shares redeemed:
Class A	(87,025,984)	(126,220,054)
Class C	(22,746,553)	(32,843,464)
Class I	(765,511,056)	(1,652,268,881)
	(875,283,593)	(1,811,332,399)
Automatic conversions:
Class A	9,415,155	11,023,179
Class C	(9,415,155)	(11,023,179)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(327,812,854)	(891,745,925)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	30	(A)
Class C	—	75	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	842,261	(B)
	—	842,366
Net increase (decrease) in net assets	(300,344,216)	(1,306,764,506)

Net assets:
Beginning of year	1,425,375,163	2,732,139,669
End of year	$1,125,030,947	$1,425,375,163

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	3,184,048	4,640,459
Class C	760,352	687,794
Class I	45,163,378	73,288,061
	49,107,778	78,616,314
Shares reinvested:
Class A	358,444	435,093
Class C	116,368	137,299
Class I	2,509,813	3,482,855
Class I2	28	23
	2,984,653	4,055,270
Shares redeemed:
Class A	(8,353,493)	(11,602,238)
Class C	(2,179,122)	(2,992,006)
Class I	(73,356,871)	(151,238,585)
	(83,889,486)	(165,832,829)
Automatic conversions:
Class A	900,172	976,127
Class C	(901,776)	(977,953)
	(1,604)	(1,826)
Net increase (decrease) in shares outstanding:
Class A	(3,910,829)	(5,550,559)
Class C	(2,204,178)	(3,144,866)
Class I	(25,683,680)	(74,467,669)
Class I2	28	23
	(31,798,659)	(83,163,071)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.86	$11.99		$11.84	$11.80		$11.06

Investment operations:
Net investment income (loss) (A)	0.26	0.20		0.20	0.19		0.28
Net realized and unrealized gain (loss)	0.13	(2.09)		0.16	0.13		0.75
Total investment operations	0.39	(1.89)		0.36	0.32		1.03
Contributions from affiliate	—	0.00	(B)(C)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.20)		(0.21)	(0.24)		(0.29)
Net realized gains	—	(0.04)		—	—		—
Return of capital	—	—		—	(0.04)		—
Total dividends and/or distributions to shareholders	(0.26)	(0.24)		(0.21)	(0.28)		(0.29)

Net asset value, end of year	$9.99	$9.86		$11.99	$11.84		$11.80
Total return (D)	3.90%	(15.92	)%(C)	3.03%	2.73%		9.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$142,644	$179,426		$284,610	$245,980		$218,941
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%		0.73%	0.75	%(E)	0.78	%(E)
Including waiver and/or reimbursement and recapture	0.66%	0.64%		0.63%	0.65	%(E)	0.68	%(E)
Net investment income (loss) to average net assets	2.50%	1.83%		1.69%	1.65%		2.47%
Portfolio turnover rate	66%	28%		35%	20%		14%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.84	$11.96		$11.82	$11.78		$11.03

Investment operations:
Net investment income (loss) (A)	0.20	0.13		0.13	0.12		0.21
Net realized and unrealized gain (loss)	0.13	(2.07)		0.14	0.13		0.75
Total investment operations	0.33	(1.94)		0.27	0.25		0.96
Contributions from affiliate	—	0.00	(B)(C)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.14)		(0.13)	(0.18)		(0.21)
Net realized gains	—	(0.04)		—	—		—
Return of capital	—	—		—	(0.03)		—
Total dividends and/or distributions to shareholders	(0.20)	(0.18)		(0.13)	(0.21)		(0.21)

Net asset value, end of year	$9.97	$9.84		$11.96	$11.82		$11.78
Total return (D)	3.26%	(16.40	)%(C)	2.30%	2.10%		8.80%

Ratio and supplemental data:
Net assets end of year (000’s)	$56,454	$77,442		$131,738	$138,959		$143,332
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.54%	1.52%		1.50%	1.52	%(E)	1.55	%(E)
Including waiver and/or reimbursement and recapture	1.29%	1.27%		1.25%	1.27	%(E)	1.30	%(E)
Net investment income (loss) to average net assets	1.87%	1.20%		1.06%	1.03%		1.86%
Portfolio turnover rate	66%	28%		35%	20%		14%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.90	$12.03		$11.88	$11.85		$11.11

Investment operations:
Net investment income (loss) (A)	0.28	0.22		0.22	0.21		0.30
Net realized and unrealized gain (loss)	0.12	(2.10)		0.15	0.12		0.74
Total investment operations	0.40	(1.88)		0.37	0.33		1.04
Contributions from affiliate	—	0.01	(B)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.28)	(0.22)		(0.22)	(0.26)		(0.30)
Net realized gains	—	(0.04)		—	—		—
Return of capital	—	—		—	(0.04)		—
Total dividends and/or distributions to shareholders	(0.28)	(0.26)		(0.22)	(0.30)		(0.30)

Net asset value, end of year	$10.02	$9.90		$12.03	$11.88		$11.85
Total return	3.98%	(15.67	)%(B)	3.16%	2.81%		9.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$925,923	$1,168,497		$2,315,780	$1,888,406		$1,354,326
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.58%	0.56%		0.55%	0.56	%(C)	0.59	%(C)
Including waiver and/or reimbursement and recapture	0.49%	0.49%		0.49%	0.49	%(C)	0.56	%(C)
Net investment income (loss) to average net assets	2.68%	1.96%		1.84%	1.80%		2.59%
Portfolio turnover rate	66%	28%		35%	20%		14%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.10%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.91	$12.04	$11.90	$11.86		$11.11

Investment operations:
Net investment income (loss) (A)	0.28	0.23	0.23	0.21		0.31
Net realized and unrealized gain (loss)	0.13	(2.09)	0.14	0.13		0.75
Total investment operations	0.41	(1.86)	0.37	0.34		1.06
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)	(0.23)	(0.23)	(0.23)		(0.31)
Net realized gains	—	(0.04)	—	—		—
Return of capital	—	—	—	(0.07)		—
Total dividends and/or distributions to shareholders	(0.29)	(0.27)	(0.23)	(0.30)		(0.31)

Net asset value, end of year	$10.03	$9.91	$12.04	$11.90		$11.86
Total return	4.02%	(15.67)%	3.14%	2.94%		9.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$10	$10	$12	$11		$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.48%	0.46%	0.44%	0.46	%(B)	0.48	%(B)
Including waiver and/or reimbursement and recapture	0.48%	0.46%	0.44%	0.46	%(B)	0.48	%(B)
Net investment income (loss) to average net assets	2.70%	2.03%	1.93%	1.80%		2.68%
Portfolio turnover rate	66%	28%	35%	20%		14%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Intermediate Muni (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Municipal government obligations: The fair value of municipal government obligations and variable rate notes is estimated based on models that consider, among other factors, information received from market makers and broker-dealers, current trades, bid-want lists, offerings, market movements, the liquidity of the bond, state of issuance, benchmark yield curves, and bond or note insurance. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Fund is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on exchange-traded funds and/or securities: The Fund may purchase or write options on ETFs and/or securities. Purchasing or writing options on ETFs and/or securities gives the Fund the right, but not the obligation to buy or sell a specified ETF and/or security as an underlying instrument for the option contract.

Written options: Writing call options tends to decrease exposure to the underlying instrument. Writing put options tends to increase exposure to the underlying instrument. When the Fund writes a covered call or put option, the premium received is recorded as a liability within the Statement of Assets and Liabilities and is subsequently marked-to-market to reflect the current market value of the option written. Premiums received from written options which expire unexercised are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying instrument to determine the realized gain or loss. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value.

Open option contracts at October 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Written options and swaptions	$—	$—	$82,383	$—	$—	$82,383
Total	$—	$—	$82,383	$—	$—	$82,383

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Options:
Average value of option contracts written	$—	(A)

(A)	There were no open positions at the beginning and/or the end of each month, however the Fund periodically invested in this type of derivative instrument during the year.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Municipal securities risk: The municipal bond market can be susceptible to unusual volatility, particularly for lower-rated and unrated securities. Liquidity can be reduced unpredictably in response to overall economic conditions or credit tightening. Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support. The value of municipal securities can also be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors. To the extent the Fund invests significantly in a single state or in securities the payments on which are dependent upon a single project or source of revenue, or that relate to a sector or industry, the Fund will be more susceptible to associated risks and developments. Municipal issuers may be more susceptible to downgrades or defaults during recessions or similar periods of economic stress. A number of municipal issuers have defaulted on obligations, commenced insolvency proceedings, or suffered credit downgrading. Financial difficulties of municipal issuers may continue or worsen.

Investment in municipal securities of issuers in Guam, Puerto Rico, the U.S. Virgin Islands, or other U.S. territories, may have more risks than tax-exempt securities issued by other issuers due to the political, social and/or economic conditions in the particular territory.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 10,151	0.00%(A)

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $150 million	0.4700%
Over $150 million up to $350 million	0.4500
Over $350 million up to $650 million	0.4400
Over $650 million up to $1 billion	0.4200
Over $1 billion up to $2 billion	0.3900
Over $2 billion up to $3 billion	0.3875
Over $3 billion	0.3825

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.85%	March 1, 2024
Class C	1.54	March 1, 2024
Class I	0.49	March 1, 2024
Class I2	0.51	March 1, 2024
Prior to March 1, 2023
Class I2	0.60

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class C	$—	$—	$597	$597
Class I	1,202,647	1,249,847	937,775	3,390,269

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.

TAM has contractually agreed to waive a portion of the 12b-1 fees at the following annual rates. These amounts are not subject to recapture by TAM in future years.

Class A Waiver	Class C Waiver	12b-1 Expense Waiver Effective Through
0.10%	0.25%	March 1, 2024

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$64,805	$35,939
Class C	—	7,445

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,218,506	$ 94,941

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 797,689,408	$ 31,449,483	$ 1,167,144,230	$ 55,799,178

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and interest income written off. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,219,692,898	$ 2,427,358	$ (102,061,548)	$ (99,634,190)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 65,097,733	$ 139,347,556

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 1,971,245	$ 32,384,252	$ —	$ —	$ 532,920	$ 42,108,635	$ 9,794,173	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ 1,018	$ —	$ (204,445,289)	$ —	$ (13,375)	$ (99,634,190)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Intermediate Muni

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Intermediate Muni (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Intermediate Muni (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Belle Haven Investments, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 10-year period and below its benchmark for the past 1-, 3- and 5-year periods. The Trustees discussed the reasons for the underperformance with TAM and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Intermediate Muni

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. ("TFS") (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA INTER MUNI 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica International Equity

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica International Equity

(unaudited)

MARKET ENVIRONMENT

During the fiscal year ended October 31, 2023, international equities rose with the MSCI EAFE Index gaining over 15%. The period was fundamentally characterized by signs of stubborn inflation, the continued implementation of restrictive monetary policy by global central banks, and fears of an impending recession. Three major geopolitical issues – Russia’s continued invasion of Ukraine, China’s ever-growing nationalism, and the Hamas’ assault on Israel – amplified these concerns. During the fiscal year, Japanese equities led all regions, while Asia ex-Japan trailed with more modest returns. On a sector basis, all index sectors had gains. Financials, consumer discretionary, and information technology led, while real estate, health care, and communication services lagged.

Investor confidence was shaky at period end, a sentiment that was reinforced by cautious guidance statements from companies across many industries and regions. We believe such conditions are beneficial to investors with a longer investment horizon and patience to ride through market disturbance and economic adjustments that accompany a “higher-for-longer” interest rate regime.

PERFORMANCE

For the year ended October 31, 2023, Transamerica International Equity (Class I) returned 13.15%. By comparison, its benchmark, the MSCI EAFE Index, returned 15.01%.

STRATEGY REVIEW

Based on our belief that value investing wins over time, we seek to identify attractively valued companies with catalysts that can unlock value within the next three years.

For the fiscal year, the Fund’s underweight to Japan coupled with the security selection in the country served as the largest detractors to relative return. Rakuten Group, Inc., a global e-commerce company, was a notable detractor, as the company continued to invest heavily in the rollout of its mobile telecommunications offering, which has yet to turn profitable. While we believe the company’s dominant e-commerce ecosystem was being overlooked by the market, we are monitoring the pace of progress in the telecom rollout.

The Fund’s holdings in Europe led relative contributors. Heidelberg Materials AG was the top individual holding in the region. The German construction materials manufacturer benefited from higher selling prices for building materials and declining raw materials costs that further supported margin expansion.

At the sector level, consumer discretionary and information technology sectors detracted most. While the Fund’s consumer discretionary holdings collectively averaged a double-digit return, a combination of an underweight in the sector and stock selection effects detracted from relative return. Specifically, the Fund’s position in Entain PLC, a U.K.-based global sports-betting and gaming company, detracted due to lackluster earnings results. We continued to hold the position as of period end. Within information technology, security selection detracted. Nokia OYJ, a Finnish telecommunications equipment manufacturer, was the noteworthy detractor, as it suffered from weaker demand outlook as higher inflation and interest rates caused some clients to delay projects until 2024. As of period end, we believed the company stood to benefit from its renewed focus on profitability, the global 5G spending cycle, and a more rational competitive environment.

Utilities and industrials sectors were top contributors. Within utilities, Veolia Environment SA, a French water maintenance company, was the standout performer. The company’s continued leadership in environmental services and the synergies arising from an acquisition acted as tailwinds. In industrials, a combination of positive stock selection and our overweight to one of the leading market sectors proved additive. Most notably, Toyota Industries Corp., a Japanese machinery manufacturer, was the top contributor. The company benefited from increased production at Toyota Motor Corp., which led to greater profitability in its automobile segment.

Brandon H. Harrell, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2023

Transamerica International Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	6.55%	2.04%	1.78%	03/01/2011
Class A (NAV)	12.73%	3.20%	2.36%	03/01/2011
Class C (POP)	10.92%	2.50%	1.65%	03/01/2011
Class C (NAV)	11.92%	2.50%	1.65%	03/01/2011
Class I (NAV)	13.15%	3.61%	2.74%	12/18/1992
MSCI EAFE Index (A)	15.01%	4.61%	3.55%
Class I2 (NAV)	13.31%	3.70%	2.84%	03/01/2011
Class I3 (NAV)	13.27%	3.70%	3.55%	03/10/2017
Class R (NAV)	12.70%	3.19%	3.04%	03/10/2017
Class R4 (NAV)	12.99%	3.44%	3.29%	03/10/2017
Class R6 (NAV)	13.28%	3.71%	2.40%	05/29/2015

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$914.50	$6.10	$1,018.90	$6.36	1.25%
Class C	1,000.00	911.20	9.35	1,015.50	9.75	1.92
Class I	1,000.00	916.00	4.20	1,020.90	4.38	0.86
Class I2	1,000.00	916.60	3.76	1,021.30	3.92	0.77
Class I3	1,000.00	916.20	3.76	1,021.30	3.92	0.77
Class R	1,000.00	914.00	6.14	1,018.90	6.41	1.26
Class R4	1,000.00	915.40	4.98	1,020.10	5.19	1.02
Class R6	1,000.00	916.50	3.76	1,021.30	3.92	0.77

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Preferred Stock	0.6
Other Investment Company	0.1
Net Other Assets (Liabilities)	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.8%
Australia - 4.2%
BHP Group Ltd., ADR (A)	235,876	$13,459,085
BHP Group Ltd.	533,500	15,102,035
Macquarie Group Ltd.	430,100	44,209,932
Santos Ltd.	11,892,700	58,029,911
Sonic Healthcare Ltd.	1,557,200	28,513,978
Westpac Banking Corp.	1,595,800	20,955,679

		180,270,620

Belgium - 3.4%
Anheuser-Busch InBev SA	1,478,600	84,129,463
Groupe Bruxelles Lambert NV	342,720	25,066,731
KBC Group NV	655,200	36,058,831

		145,255,025

Canada - 0.7%
CCL Industries, Inc., Class B	544,800	21,300,924
TFI International, Inc.	87,000	9,624,424

		30,925,348

Denmark - 0.5%
Novo Nordisk AS, Class B	200,300	19,324,184

Finland - 0.9%
Nokia OYJ	11,882,400	39,576,480

France - 11.0%
Accor SA	1,009,600	32,208,865
Amundi SA (B)	536,500	28,026,395
Capgemini SE	337,052	59,566,802
Cie de Saint-Gobain SA	482,937	26,288,270
Engie SA	1,731,600	27,540,898
Rexel SA	780,417	15,938,281
Sanofi SA	683,301	62,047,991
Societe Generale SA	1,741,000	39,123,355
Sodexo SA	406,800	43,051,067
TotalEnergies SE	1,021,100	68,268,186
Veolia Environnement SA	2,471,023	67,707,008

		469,767,118

Germany - 11.1%
Allianz SE	228,902	53,618,575
BASF SE	557,700	25,769,727
Bayer AG	437,552	18,905,991
Deutsche Boerse AG	229,982	37,854,234
Deutsche Post AG	1,480,001	57,784,407
Heidelberg Materials AG	735,542	53,395,447
Infineon Technologies AG	1,520,827	44,423,672
K&S AG	611,200	10,275,012
SAP SE	601,347	80,660,073
Siemens AG	430,495	57,126,191
Talanx AG	136,884	8,626,325
Zalando SE (B) (C)	1,133,500	26,513,107

		474,952,761

Hong Kong - 1.9%
CK Asset Holdings Ltd.	4,742,200	23,703,053
CK Hutchison Holdings Ltd.	10,925,500	55,307,980

		79,011,033

Ireland - 4.8%
AerCap Holdings NV (C)	1,040,500	64,635,860
AIB Group PLC	8,927,300	38,758,069
DCC PLC	859,631	47,755,947

	Shares	Value
COMMON STOCKS (continued)
Ireland (continued)
Ryanair Holdings PLC, ADR (C)	49,772	$ 4,365,005
Smurfit Kappa Group PLC	1,440,715	46,961,451

		202,476,332

Israel - 1.0%
Check Point Software Technologies Ltd. (C)	318,100	42,704,925

Italy - 0.4%
Prysmian SpA	449,366	16,827,410

Japan - 17.7%
Astellas Pharma, Inc.	3,175,500	40,169,661
Denka Co. Ltd.	592,780	10,707,695
FANUC Corp.	1,311,500	32,546,703
Fujitsu Ltd.	415,460	53,821,788
Hitachi Ltd.	1,041,280	66,003,176
Kyocera Corp.	689,300	33,976,563
Nintendo Co. Ltd.	1,160,700	47,953,644
Olympus Corp.	2,421,400	32,338,647
ORIX Corp.	3,529,100	64,181,397
Rakuten Group, Inc. (A)	7,599,900	28,111,414
SBI Holdings, Inc.	2,366,800	50,921,536
Seven & i Holdings Co. Ltd.	1,612,600	59,083,567
Sony Group Corp.	1,050,400	87,329,043
Square Enix Holdings Co. Ltd.	434,800	14,444,826
Sumitomo Mitsui Financial Group, Inc.	1,395,400	67,269,408
Toyota Industries Corp.	879,600	65,191,293

		754,050,361

Luxembourg - 0.8%
ArcelorMittal SA	1,551,935	34,340,046

Netherlands - 5.0%
ASML Holding NV	91,000	54,701,962
EXOR NV	178,800	15,346,255
Heineken Holding NV	584,485	44,469,668
ING Groep NV, Series N	1,990,600	25,520,537
Koninklijke Philips NV	753,018	14,324,265
NXP Semiconductors NV	217,900	37,572,497
Stellantis NV	1,173,100	21,916,257

		213,851,441

Norway - 2.1%
Aker BP ASA	1,585,299	45,690,864
DNB Bank ASA	2,411,600	43,509,720

		89,200,584

Republic of Korea - 1.5%
Samsung Electronics Co. Ltd.	1,308,419	65,126,396

Singapore - 1.4%
DBS Group Holdings Ltd.	2,462,200	59,150,207

Sweden - 2.4%
Essity AB, Class B	1,730,300	39,454,047
Husqvarna AB, B Shares	1,106,100	7,167,263
Skandinaviska Enskilda Banken AB, Class A	2,811,900	31,379,431
Volvo AB, B Shares	1,110,337	22,001,538

		100,002,279

Switzerland - 8.6%
ABB Ltd.	1,218,600	40,942,167
Cie Financiere Richemont SA, Class A	332,300	39,203,245
Glencore PLC	7,054,200	37,364,853

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Switzerland (continued)
Julius Baer Group Ltd.	416,800	$ 24,700,272
Nestle SA	730,764	78,804,659
Novartis AG	611,415	57,240,401
Roche Holding AG	334,361	86,168,027

		364,423,624

United Kingdom - 18.4%
Ashtead Group PLC	716,800	41,110,226
Aviva PLC	3,816,112	18,483,593
Barratt Developments PLC	3,015,442	15,207,465
BP PLC	11,064,700	67,561,199
Bunzl PLC	814,048	29,042,119
Burberry Group PLC	584,200	12,040,391
CNH Industrial NV	3,697,900	40,980,044
Dowlais Group PLC	4,720,273	5,746,857
Entain PLC	2,185,500	24,810,437
GSK PLC	2,637,080	47,010,594
Inchcape PLC	2,522,596	20,451,875
Informa PLC	2,927,951	25,369,148
Kingfisher PLC	12,751,300	32,560,644
Legal & General Group PLC	16,053,000	41,360,590
Liberty Global PLC, Class C (A) (C)	1,777,696	30,149,724
Lloyds Banking Group PLC	96,183,654	46,812,462
Persimmon PLC	1,450,500	17,962,989
Reckitt Benckiser Group PLC	933,000	62,424,159
Shell PLC	1,236,100	39,835,578
Smith & Nephew PLC	4,056,100	45,392,296

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Tesco PLC	17,147,632	$ 56,270,942
Unilever PLC	1,338,214	63,378,645

		783,961,977

United States - 1.0%
Linde PLC	114,100	43,604,456

Total Common Stocks (Cost $3,992,166,016)		4,208,802,607

PREFERRED STOCK - 0.6%
Germany - 0.6%
Henkel AG & Co. KGaA, 2.72% (D)	369,610	26,661,851

Total Preferred Stock (Cost $28,653,085)		26,661,851

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	5,387,075	5,387,075

Total Other Investment Company (Cost $5,387,075)		5,387,075

Total Investments (Cost $4,026,206,176)		4,240,851,533
Net Other Assets (Liabilities) - 0.5%		20,318,974

Net Assets - 100.0%		$4,261,170,507

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	9.6%	$408,537,699
Pharmaceuticals	7.8	330,866,849
Oil, Gas & Consumable Fuels	6.6	279,385,738
Industrial Conglomerates	5.3	226,193,294
Capital Markets	4.4	185,712,369
Machinery	4.0	167,886,841
Trading Companies & Distributors	3.5	150,726,486
Semiconductors & Semiconductor Equipment	3.2	136,698,131
Beverages	3.0	128,599,131
Household Products	3.0	128,540,057
Software	2.9	123,364,998
Insurance	2.9	122,089,083
Household Durables	2.8	120,499,497
Consumer Staples Distribution & Retail	2.7	115,354,509
IT Services	2.7	113,388,590
Financial Services	2.5	104,594,383
Metals & Mining	2.4	100,266,019
Hotels, Restaurants & Leisure	2.4	100,070,369
Multi-Utilities	2.2	95,247,906
Health Care Equipment & Supplies	2.2	92,055,208
Chemicals	2.1	90,356,890
Food Products	1.9	78,804,659
Containers & Packaging	1.6	68,262,375
Technology Hardware, Storage & Peripherals	1.5	65,126,396
Personal Care Products	1.5	63,378,645

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Entertainment	1.5%	$62,398,470
Specialty Retail	1.4	59,073,751
Air Freight & Logistics	1.4	57,784,407
Electrical Equipment	1.4	57,769,577
Construction Materials	1.3	53,395,447
Textiles, Apparel & Luxury Goods	1.2	51,243,636
Communications Equipment	0.9	39,576,480
Electronic Equipment, Instruments & Components	0.8	33,976,563
Diversified Telecommunication Services	0.7	30,149,724
Health Care Providers & Services	0.7	28,513,978
Broadline Retail	0.7	28,111,414
Building Products	0.6	26,288,270
Media	0.6	25,369,148
Real Estate Management & Development	0.6	23,703,053
Automobiles	0.5	21,916,257
Distributors	0.5	20,451,875
Ground Transportation	0.2	9,624,424
Automobile Components	0.1	5,746,857
Passenger Airlines	0.1	4,365,005

Investments	99.9	4,235,464,458
Short-Term Investments	0.1	5,387,075

Total Investments	100.0%	$4,240,851,533

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$267,416,900	$3,941,385,707	$—	$4,208,802,607
Preferred Stock	—	26,661,851	—	26,661,851
Other Investment Company	5,387,075	—	—	5,387,075

Total Investments	$272,803,975	$3,968,047,558	$—	$4,240,851,533

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $21,379,112, collateralized by cash collateral of $5,387,075 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $16,580,511. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $54,539,502, representing 1.3% of the Fund’s net assets.
(C)	Non-income producing securities.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $4,026,206,176) (including securities loaned of $21,379,112)	$4,240,851,533
Foreign currency, at value (cost $217,441)	217,892
Receivables and other assets:
Net income from securities lending	22,244
Shares of beneficial interest sold	6,897,653
Dividends	10,558,234
Tax reclaims	23,750,772
Total assets	4,282,298,328

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,387,075
Payables and other liabilities:
Investments purchased	17,924
Shares of beneficial interest redeemed	11,480,193
Due to custodian	861,528
Investment management fees	2,651,105
Distribution and service fees	57,056
Transfer agent fees	368,741
Trustee and CCO fees	1,240
Audit and tax fees	38,916
Custody fees	98,291
Legal fees	50,862
Printing and shareholder reports fees	86,770
Registration fees	233
Other accrued expenses	27,887
Total liabilities	21,127,821
Net assets	$4,261,170,507

Net assets consist of:
Paid-in capital	$4,116,517,317
Total distributable earnings (accumulated losses)	144,653,190
Net assets	$4,261,170,507

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$140,913,675
Class C	14,548,815
Class I	2,683,142,507
Class I2	815,535,011
Class I3	108,196,714
Class R	20,744,544
Class R4	5,380,503
Class R6	472,708,738
Shares outstanding (unlimited shares, no par value):
Class A	7,847,311
Class C	824,362
Class I	147,393,331
Class I2	44,714,939
Class I3	5,888,674
Class R	1,128,471
Class R4	292,405
Class R6	25,641,441
Net asset value per share: (A)
Class A	$17.96
Class C	17.65
Class I	18.20
Class I2	18.24
Class I3	18.37
Class R	18.38
Class R4	18.40
Class R6	18.44
Maximum offering price per share: (B)
Class A	$19.01

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$156,502,074
Interest income	2,432,568
Net income from securities lending	1,342,284
Withholding taxes on foreign income	(14,018,707)
Total investment income	146,258,219

Expenses:
Investment management fees	33,080,781
Distribution and service fees:
Class A	400,017
Class C	186,833
Class R	113,596
Class R4	14,580
Transfer agent fees:
Class A	1,180,110
Class C	33,605
Class I	2,846,605
Class I2	85,115
Class I3	9,640
Class R	492
Class R4	437
Class R6	35,788
Trustee and CCO fees	192,591
Audit and tax fees	93,610
Custody fees	523,427
Legal fees	296,659
Printing and shareholder reports fees	414,896
Registration fees	175,784
Reclaim professional fees	106,438
Other	208,597
Total expenses before waiver and/or reimbursement and recapture	39,999,601
Expenses waived and/or reimbursed:
Class A	(782,361)
Net expenses	39,217,240

Net investment income (loss)	107,040,979

Net realized gain (loss) on:
Investments	(29,034,161)
Foreign currency transactions	289,202
Net realized gain (loss)	(28,744,959)

Net change in unrealized appreciation (depreciation) on:
Investments	487,496,454
Translation of assets and liabilities denominated in foreign currencies	1,551,477
Net change in unrealized appreciation (depreciation)	489,047,931
Net realized and change in unrealized gain (loss)	460,302,972
Net increase (decrease) in net assets resulting from operations	$567,343,951

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$107,040,979	$123,929,259
Net realized gain (loss)	(28,744,959)	(3,894,972)
Net change in unrealized appreciation (depreciation)	489,047,931	(1,375,303,511)
Net increase (decrease) in net assets resulting from operations	567,343,951	(1,255,269,224)

Dividends and/or distributions to shareholders:
Class A	(964,032)	(5,664,602)
Class C	—	(851,499)
Class I	(25,446,962)	(109,001,944)
Class I2	(14,431,073)	(54,734,050)
Class I3	(1,418,735)	(5,782,446)
Class R	(121,693)	(936,264)
Class R4	(28,436)	(764,859)
Class R6	(4,808,477)	(15,500,281)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(47,219,408)	(193,235,945)

Capital share transactions:
Proceeds from shares sold:
Class A	24,771,275	63,159,040
Class C	1,597,016	2,456,570
Class I	899,061,410	1,525,275,479
Class I2	32,411,749	127,814,191
Class I3	477,706	4,606,672
Class R	959,460	1,219,446
Class R4	837,472	2,328,901
Class R6	126,971,486	155,744,951
1,087,087,574	1,882,605,250
Issued from fund acquisition:
Class A	—	59,144,888
Class C	—	2,828,913
Class I	—	34,894,866
Class R6	—	945,301
—	97,813,968
Dividends and/or distributions reinvested:
Class A	716,315	4,547,089
Class C	—	793,944
Class I	23,283,465	100,725,723
Class I2	14,431,073	54,734,050
Class I3	1,418,735	5,782,446
Class R	121,693	936,264
Class R4	28,436	764,859
Class R6	4,073,463	13,854,685
44,073,180	182,139,060
Cost of shares redeemed:
Class A	(49,233,865)	(50,970,449)
Class C	(4,624,344)	(5,719,919)
Class I	(815,313,275)	(1,506,857,733)
Class I2	(576,015,074)	(177,994,211)
Class I3	(24,173,341)	(21,213,787)
Class R	(2,654,214)	(6,131,548)
Class R4	(1,080,605)	(17,766,978)
Class R6	(100,713,534)	(104,600,015)
(1,573,808,252)	(1,891,254,640)
Automatic conversions:
Class A	4,605,751	4,051,458
Class C	(4,605,751)	(4,051,458)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(442,647,498)	271,303,638
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	1,140	(A)
Class C	—	166	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	2,271,450	(B)
—	2,272,756
Net increase (decrease) in net assets	77,477,045	(1,174,928,775)

Net assets:
Beginning of year	4,183,693,462	5,358,622,237
End of year	$4,261,170,507	$4,183,693,462

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,309,018	3,233,573
Class C	85,450	123,410
Class I	46,721,096	80,281,624
Class I2	1,678,942	6,792,393
Class I3	24,825	250,287
Class R	49,266	65,576
Class R4	42,863	122,253
Class R6	6,535,301	8,116,987
	56,446,761	98,986,103
Shares issued on fund acquisition:
Class A	—	2,800,779
Class C	—	136,391
Class I	—	1,631,882
Class R6	—	43,687
	—	4,612,739
Shares reinvested:
Class A	40,197	222,569
Class C	—	39,304
Class I	1,293,526	4,911,202
Class I2	800,836	2,649,276
Class I3	78,167	277,869
Class R	6,672	44,797
Class R4	1,561	36,737
Class R6	223,694	663,539
	2,444,653	8,845,293
Shares redeemed:
Class A	(2,635,967)	(2,796,709)
Class C	(248,746)	(313,505)
Class I	(43,078,435)	(82,876,943)
Class I2	(29,516,626)	(9,206,342)
Class I3	(1,257,229)	(1,124,601)
Class R	(138,476)	(332,778)
Class R4	(56,549)	(943,497)
Class R6	(5,271,728)	(5,318,420)
	(82,203,756)	(102,912,795)
Automatic conversions:
Class A	241,812	221,594
Class C	(245,362)	(224,866)
	(3,550)	(3,272)
Net increase (decrease) in shares outstanding:
Class A	(1,044,940)	3,681,806
Class C	(408,658)	(239,266)
Class I	4,936,187	3,947,765
Class I2	(27,036,848)	235,327
Class I3	(1,154,237)	(596,445)
Class R	(82,538)	(222,405)
Class R4	(12,125)	(784,507)
Class R6	1,487,267	3,505,793
	(23,315,892)	9,528,068

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.03	$21.36		$15.73	$17.65	$17.30

Investment operations:
Net investment income (loss) (A)	0.35	0.40		0.31	0.20	0.32
Net realized and unrealized gain (loss)	1.69	(5.03)		5.45	(1.69)	0.83
Total investment operations	2.04	(4.63)		5.76	(1.49)	1.15
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.70)		(0.13)	(0.43)	(0.28)
Net realized gains	—	—		—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.11)	(0.70)		(0.13)	(0.43)	(0.80)

Net asset value, end of year	$17.96	$16.03		$21.36	$15.73	$17.65
Total return (D)	12.73%	(22.39	)%(C)	36.70%	(8.77)%	7.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$140,914	$142,550		$111,299	$147,674	$153,300
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.74%	1.45%		1.40%	1.30%	1.28%
Including waiver and/or reimbursement and recapture	1.25%	1.25%		1.25%	1.25%	1.25%
Net investment income (loss) to average net assets	1.87%	2.18%		1.52%	1.22%	1.94%
Portfolio turnover rate	16%	17%		22%	18%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$15.77	$21.00		$15.46	$17.34	$16.97

Investment operations:
Net investment income (loss) (A)	0.22	0.25		0.18	0.07	0.19
Net realized and unrealized gain (loss)	1.66	(4.94)		5.36	(1.66)	0.83
Total investment operations	1.88	(4.69)		5.54	(1.59)	1.02
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	(0.54)		—	(0.29)	(0.13)
Net realized gains	—	—		—	—	(0.52)
Total dividends and/or distributions to shareholders	—	(0.54)		—	(0.29)	(0.65)

Net asset value, end of year	$17.65	$15.77		$21.00	$15.46	$17.34
Total return (D)	11.92%	(22.86	)%(C)	35.77%	(9.38)%	6.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,549	$19,439		$30,911	$27,884	$46,960
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.93%	1.91%		1.91%	1.96%	1.96%
Including waiver and/or reimbursement and recapture	1.93%	1.91	%(E)	1.91%	1.96%	1.96%
Net investment income (loss) to average net assets	1.17%	1.35%		0.88%	0.45%	1.15%
Portfolio turnover rate	16%	17%		22%	18%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.25	$21.62		$15.95	$17.89	$17.54

Investment operations:
Net investment income (loss) (A)	0.44	0.47		0.40	0.26	0.39
Net realized and unrealized gain (loss)	1.69	(5.09)		5.51	(1.70)	0.83
Total investment operations	2.13	(4.62)		5.91	(1.44)	1.22
Contributions from affiliate	—	0.02	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.77)		(0.24)	(0.50)	(0.35)
Net realized gains	—	—		—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.18)	(0.77)		(0.24)	(0.50)	(0.87)

Net asset value, end of year	$18.20	$16.25		$21.62	$15.95	$17.89
Total return	13.15%	(22.03	)%(B)	37.24%	(8.38)%	7.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,683,142	$2,315,412		$2,994,603	$1,891,398	$2,210,381
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.86%	0.84%		0.85%	0.86%	0.86%
Including waiver and/or reimbursement and recapture	0.86%	0.84%		0.85%	0.86%	0.86%
Net investment income (loss) to average net assets	2.30%	2.49%		1.95%	1.58%	2.31%
Portfolio turnover rate	16%	17%		22%	18%	13%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.08%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.28	$21.65	$15.97	$17.91	$17.57

Investment operations:
Net investment income (loss) (A)	0.44	0.47	0.42	0.28	0.39
Net realized and unrealized gain (loss)	1.72	(5.07)	5.51	(1.70)	0.84
Total investment operations	2.16	(4.60)	5.93	(1.42)	1.23
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.77)	(0.25)	(0.52)	(0.37)
Net realized gains	—	—	—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.20)	(0.77)	(0.25)	(0.52)	(0.89)

Net asset value, end of year	$18.24	$16.28	$21.65	$15.97	$17.91
Total return	13.31%	(22.01)%	37.36%	(8.28)%	7.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$815,534	$1,168,404	$1,548,574	$1,387,536	$1,910,356
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Net investment income (loss) to average net assets	2.31%	2.51%	2.06%	1.69%	2.31%
Portfolio turnover rate	16%	17%	22%	18%	13%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.40	$21.81	$16.08	$18.04	$17.68

Investment operations:
Net investment income (loss) (A)	0.46	0.47	0.42	0.29	0.41
Net realized and unrealized gain (loss)	1.71	(5.11)	5.56	(1.73)	0.84
Total investment operations	2.17	(4.64)	5.98	(1.44)	1.25
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.77)	(0.25)	(0.52)	(0.37)
Net realized gains	—	—	—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.20)	(0.77)	(0.25)	(0.52)	(0.89)

Net asset value, end of year	$18.37	$16.40	$21.81	$16.08	$18.04
Total return	13.27%	(22.03)%	37.42%	(8.34)%	7.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$108,197	$115,536	$166,596	$204,877	$210,438
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Net investment income (loss) to average net assets	2.39%	2.48%	2.04%	1.74%	2.40%
Portfolio turnover rate	16%	17%	22%	18%	13%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.40	$21.80	$16.08	$18.03	$17.65

Investment operations:
Net investment income (loss) (A)	0.36	0.37	0.33	0.20	0.32
Net realized and unrealized gain (loss)	1.72	(5.11)	5.55	(1.72)	0.84
Total investment operations	2.08	(4.74)	5.88	(1.52)	1.16
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.66)	(0.16)	(0.43)	(0.26)
Net realized gains	—	—	—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.10)	(0.66)	(0.16)	(0.43)	(0.78)

Net asset value, end of year	$18.38	$16.40	$21.80	$16.08	$18.03
Total return	12.70%	(22.40)%	36.74%	(8.75)%	7.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$20,745	$19,863	$31,246	$25,413	$31,770
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.25%	1.24%	1.24%	1.26%	1.26%
Including waiver and/or reimbursement and recapture	1.25%	1.24%	1.24%	1.26%	1.26%
Net investment income (loss) to average net assets	1.89%	1.95%	1.57%	1.18%	1.89%
Portfolio turnover rate	16%	17%	22%	18%	13%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.37	$21.77	$16.06	$18.01	$17.65

Investment operations:
Net investment income (loss) (A)	0.41	0.42	0.37	0.24	0.36
Net realized and unrealized gain (loss)	1.72	(5.11)	5.55	(1.71)	0.83
Total investment operations	2.13	(4.69)	5.92	(1.47)	1.19
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.71)	(0.21)	(0.48)	(0.31)
Net realized gains	—	—	—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.10)	(0.71)	(0.21)	(0.48)	(0.83)

Net asset value, end of year	$18.40	$16.37	$21.77	$16.06	$18.01
Total return	12.99%	(22.22)%	37.05%	(8.50)%	7.44%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,381	$4,986	$23,706	$17,802	$19,425
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.01%	1.00%	1.00%	1.02%	1.02%
Including waiver and/or reimbursement and recapture	1.01%	1.00%	1.00%	1.02%	1.02%
Net investment income (loss) to average net assets	2.12%	2.14%	1.76%	1.46%	2.14%
Portfolio turnover rate	16%	17%	22%	18%	13%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$16.46	$21.88	$16.13	$18.09	$17.73

Investment operations:
Net investment income (loss) (A)	0.46	0.48	0.43	0.28	0.41
Net realized and unrealized gain (loss)	1.72	(5.13)	5.57	(1.72)	0.84
Total investment operations	2.18	(4.65)	6.00	(1.44)	1.25
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.20)	(0.77)	(0.25)	(0.52)	(0.37)
Net realized gains	—	—	—	—	(0.52)
Total dividends and/or distributions to shareholders	(0.20)	(0.77)	(0.25)	(0.52)	(0.89)

Net asset value, end of year	$18.44	$16.46	$21.88	$16.13	$18.09
Total return	13.28%	(21.97)%	37.37%	(8.31)%	7.76%

Ratio and supplemental data:
Net assets end of year (000’s)	$472,709	$397,503	$451,687	$222,323	$255,860
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Including waiver and/or reimbursement and recapture	0.76%	0.75%	0.75%	0.77%	0.77%
Net investment income (loss) to average net assets	2.40%	2.53%	2.05%	1.70%	2.42%
Portfolio turnover rate	16%	17%	22%	18%	13%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Equity (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $53,230.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,387,075	$—	$—	$—	$5,387,075
Total Borrowings	$5,387,075	$—	$—	$—	$5,387,075

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

(“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 888,454,051	20.85%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.77%
Over $250 million up to $1 billion	0.74
Over $1 billion up to $2 billion	0.72
Over $2 billion up to $6 billion	0.69
Over $6 billion up to $8 billion	0.68
Over $8 billion	0.66

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.25%	March 1, 2024
Class C	1.96	March 1, 2024
Class I	0.89	March 1, 2024
Class I2, Class I3, Class R6	0.80	March 1, 2024
Class R	1.40	March 1, 2024
Class R4	1.15	March 1, 2024
Prior to March 1, 2023
Class C	2.00
Class I	1.00
Class I2, Class I3, Class R6	0.90

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows. Classes not listed in the subsequent table are not subject to recapture by TAM.

	Amounts Available
	2021	2022	2023	Total
Class A	$171,304	$328,705	$782,190	$1,282,199

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$73,367	$4
Class C	—	922

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 4,128,490	$ 358,399

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 741,060,720	$ —	$ 1,137,075,924	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment companies, foreign currency gains and losses and basis adjustments due to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,572,496)	$ 2,572,496

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,076,807,940	$ 671,883,610	$ (507,840,017)	$ 164,043,593

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 83,048,045	$ 82,376,890

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 47,219,408	$ —	$ —	$ —	$ 193,235,945	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 142,265,003	$ —	$ —	$ (165,424,935)	$ —	$ 4,468,204	$ 163,344,918

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

11. REORGANIZATION

Following the close of business on December 10, 2021, International Equity acquired all of the net assets of Global Equity pursuant to a Plan of Reorganization. International Equity is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of International Equity for shares of Global Equity outstanding following the close of business on December 10, 2021. The cost basis of the investments received from Global Equity was carried forward to align ongoing reporting of the International Equity’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. REORGANIZATION (continued)

Shares issued to Global Equity shareholders, along with the exchange ratio of the reorganization for International Equity, were as follows:

Global Equity Class	Global Equity Shares	International Equity Class	International Equity Shares	Dollar Amount	Exchange Ratio(A)
Class A	3,792,903	Class A	2,800,779	$59,144,888	0.74
Class C	187,363	Class C	136,391	2,828,913	0.73
Class I	2,235,407	Class I	1,631,882	34,894,866	0.73
Class R6	60,533	Class R6	43,687	945,301	0.72

(A)	Calculated by dividing the International Equity shares issuable by the Global Equity shares outstanding on December 10, 2021.

The net assets of Global Equity, including unrealized appreciation (depreciation), were combined with those of International Equity. These amounts were as follows:

Global Equity Unrealized Appreciation (Depreciation)	Global Equity Net Assets	International Equity Net Assets Prior to Reorganization	Net Assets After Reorganization
$ 26,849,509	$ 97,813,968	$ 5,303,314,204	$ 5,401,128,172

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Equity

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $54,824,428 of qualified dividend income.

For corporate shareholders, less than 1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 117,284,834	$ 7,605,020

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Equity (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica International Equity

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA INTL EQTY 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica International Focus

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica International Focus

(unaudited)

MARKET ENVIRONMENT

International equity markets returned more than 15% for the 12-month period ended October 31, 2023. The gains occurred over the first nine months of the fiscal year after which the MSCI EAFE Index declined more than 10% over the last three months. The markets were driven higher, initially by peak inflation and interest rate hopes, and then by AI enthusiasm led by mega-cap technology stocks. However, as the fiscal year unfolded with conflicting data, the market came to terms with the realization that inflation could become more entrenched and interest rates would likely be staying higher for longer.

All regions produced double-digit returns except for developed pacific ex-Japan, which had more muted gains. Japan outperformed based on positive momentum of corporate reform, shareholder-friendly initiatives and expected improved profitability, but the weakening yen reduced U.S. dollar returns. All sectors advanced with financials leading, while real estate significantly lagged.

PERFORMANCE

For the year ended October 31, 2023, Transamerica International Focus (Class I2) returned 12.17%. By comparison, its benchmark, the MSCI EAFE Index, returned 15.01%.

STRATEGY REVIEW

We believe that indicators of sustainable earnings growth appear at the company level before they are recognized in the company’s stock price. We seek to add value by identifying companies that have demonstrated superior earnings growth, positive business momentum and sustainable profitability while ensuring we do not overpay for these growth characteristics. We believe quality and valuation are desirable attributes to weather market volatility. As of fiscal year end, the Fund’s portfolio position was balanced with defensive growth characteristics in consumer-exposed sectors and overweight in cyclical growth sectors.

Among detractors for the fiscal year, financials holdings lagged the benchmark, especially in the beginning of the year when the most volatile stocks in the sector rallied on expectations of higher interest rates and still benign loan losses. While some of this trend reversed as the year progressed with weaker macro data in Europe, our quality bias in holdings National Australia Bank Ltd., DBS Group Holdings Ltd., and DNB Bank ASA detracted. In addition, Bank Leumi Le-Israel BM significantly underperformed in October after the outbreak of the Israel-Hamas war. A leading banking franchise in Israel, Bank Leumi Le-Israel BM has made significant technological investments that should position the bank well for a digital transition and help mitigate the impact of rising wages. We still held the position at period end. The biggest risk for the stock would be a write-down of real estate assets from the war. Bank Leumi Le-Israel BM remained well capitalized and provisioned against a write-down.

In energy, Neste OYJ detracted. Due to the cost of energy transition, high interest rates, inflation, consumer pressure and stretched government budgets, there have been rollbacks of some green initiatives. While the long-term attractiveness of renewable fuels (diesel and sustainable aviation fuel) remains attractive, the market is concerned that near-term headwinds may impact margins. With near-term earnings trends not looking favorable, we trimmed our position.

Regionally, Japan and emerging markets contributed to performance. Itochu Corp. and Mitsubishi Corp. in Japan contributed. The trading companies benefited from a weakening yen on their non-domestic earnings. Both guided higher for dividends and buybacks that exceeded market expectations.

From a sector perspective, industrials and health care contributed. At the stock level, Novo Nordisk AS was the top performer. A pharmaceutical company that focuses on diabetes/obesity care, Novo Nordisk AS posted strong gains on positive news for GLP-1 (Glucagon-like peptide) drugs. The company pre-announced an earnings beat and raised the sales guidance meaningfully in early October. We expect the company to continue to do well in the medium term, but we trimmed the position given its growing size in the Fund.

Zijin Mining Group Co. Ltd. was also a top individual contributor. The Chinese company raised its production output targets for both gold and copper as part of its long-term development target. The company also increased its exposure to renewable energy by introducing its lithium product segment into its core business and installing more renewable power generator stations. With lithium, Zijin Mining Group Co. Ltd. has become a company with a unique diversified mined metal exposure, which should continue to drive its earnings growth during a time of significant commodity price volatility, in our view.

Michael E. Brown, CFA

Alfred Li, CFA

Jeff Tiefenbach, CFA

Co-Portfolio Managers

Epoch Investment Partners, Inc.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	5.57%	3.99%	1.26%	03/01/2018
Class A (NAV)	11.78%	5.18%	2.28%	03/01/2018
Class I (NAV)	12.16%	5.44%	2.53%	03/01/2018
Class I2 (NAV)	12.17%	5.64%	3.57%	06/10/2008
MSCI EAFE Index (A)	15.01%	4.61%	3.55%
Class R6 (NAV)	12.11%	5.63%	2.71%	03/01/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. Investments in developing markets involve greater risks than investments in developed markets.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$945.80	$5.95	$1,019.20	$6.11	1.20%
Class I	1,000.00	947.40	4.07	1,021.10	4.18	0.82
Class I2	1,000.00	948.30	4.07	1,021.10	4.18	0.82
Class R6	1,000.00	947.40	4.07	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	88.2%
Repurchase Agreement	1.7
Net Other Assets (Liabilities)	10.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 88.2%
Australia - 5.2%
Computershare Ltd.	938,466	$14,810,816
National Australia Bank Ltd.	1,085,314	19,442,580

		34,253,396

Austria - 2.2%
Erste Group Bank AG	404,923	14,499,996

China - 4.8%
ANTA Sports Products Ltd.	749,700	8,478,724
BYD Co. Ltd., H Shares	252,000	7,663,346
Zijin Mining Group Co. Ltd., H Shares	10,068,000	15,574,297

		31,716,367

Denmark - 3.9%
Novo Nordisk AS, Class B	269,356	25,986,445

Finland - 2.0%
Metso OYJ (A)	728,554	6,418,873
Neste OYJ	212,785	7,151,262

		13,570,135

France - 10.3%
LVMH Moet Hennessy Louis Vuitton SE	20,314	14,543,409
Sanofi SA	181,995	16,526,281
TotalEnergies SE	342,838	22,921,289
Vinci SA	127,877	14,139,925

		68,130,904

Germany - 5.6%
Bayerische Motoren Werke AG	101,112	9,403,852
Infineon Technologies AG	238,601	6,969,585
Merck KGaA	68,051	10,278,314
MTU Aero Engines AG	55,524	10,436,105

		37,087,856

Ireland - 3.9%
ICON PLC (B)	37,914	9,249,500
Kingspan Group PLC	129,318	8,702,952
Smurfit Kappa Group PLC	236,798	7,718,652

		25,671,104

Israel - 2.4%
Bank Leumi Le-Israel BM	1,362,991	8,778,911
Nice Ltd., ADR (B)	44,051	6,799,272

		15,578,183

Italy - 0.6%
Interpump Group SpA	99,685	4,168,259

Japan - 17.1%
Asahi Group Holdings Ltd.	405,400	14,663,476
Astellas Pharma, Inc.	852,849	10,788,429
ITOCHU Corp.	620,500	22,351,045
MatsukiyoCocokara & Co.	718,400	12,602,016
Mitsubishi Corp.	274,200	12,781,983
Open House Group Co. Ltd.	314,000	10,349,544
Pan Pacific International Holdings Corp.	814,281	15,769,245
Tokyo Electron Ltd.	101,700	13,438,399

		112,744,137

Mexico - 1.6%
Grupo Financiero Banorte SAB de CV, Class O	1,313,000	10,636,400

	Shares	Value
COMMON STOCKS (continued)
Netherlands - 4.6%
ASML Holding NV	15,852	$ 9,528,961
Wolters Kluwer NV	163,202	20,939,793

		30,468,754

Norway - 5.0%
DNB Bank ASA	789,456	14,243,245
Equinor ASA	557,816	18,699,775

		32,943,020

Republic of Korea - 2.1%
Samsung Electronics Co. Ltd.	276,822	13,778,781

Singapore - 1.9%
DBS Group Holdings Ltd.	527,700	12,677,103

Sweden - 2.0%
Atlas Copco AB, A Shares	289,134	3,744,001
Epiroc AB, Class B	693,439	9,628,616

		13,372,617

Taiwan - 2.6%
Airtac International Group	316,144	10,394,050
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	76,428	6,596,501

		16,990,551

United Kingdom - 10.4%
BAE Systems PLC	444,000	5,970,185
British American Tobacco PLC	407,748	12,180,413
Compass Group PLC	681,181	17,173,496
Diageo PLC	277,550	10,495,823
Legal & General Group PLC	4,276,682	11,018,881
Rio Tinto PLC, ADR (A)	187,338	12,053,327

		68,892,125

Total Common Stocks (Cost $519,977,524)		583,166,133

	Principal	Value
REPURCHASE AGREEMENT - 1.7%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $11,128,403 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $11,350,282.	$11,127,631	11,127,631

Total Repurchase Agreement (Cost $11,127,631)		11,127,631

Total Investments (Cost $531,105,155)		594,293,764
Net Other Assets (Liabilities) - 10.1%		66,799,223

Net Assets - 100.0%		$661,092,987

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	13.5%	$80,278,235
Pharmaceuticals	10.7	63,579,469
Oil, Gas & Consumable Fuels	8.2	48,772,326
Semiconductors & Semiconductor Equipment	6.1	36,533,446
Professional Services	6.0	35,750,609
Trading Companies & Distributors	5.9	35,133,028
Machinery	5.8	34,353,799
Metals & Mining	4.6	27,627,624
Beverages	4.2	25,159,299
Textiles, Apparel & Luxury Goods	3.9	23,022,133
Hotels, Restaurants & Leisure	2.9	17,173,496
Automobiles	2.9	17,067,198
Aerospace & Defense	2.8	16,406,290
Broadline Retail	2.7	15,769,245
Construction & Engineering	2.4	14,139,925
Technology Hardware, Storage & Peripherals	2.3	13,778,781
Consumer Staples Distribution & Retail	2.1	12,602,016
Tobacco	2.0	12,180,413
Insurance	1.9	11,018,881
Household Durables	1.7	10,349,544
Life Sciences Tools & Services	1.6	9,249,500
Building Products	1.5	8,702,952
Containers & Packaging	1.3	7,718,652
Software	1.1	6,799,272

Investments	98.1	583,166,133
Short-Term Investments	1.9	11,127,631

Total Investments	100.0%	$594,293,764

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$45,335,000	$537,831,133	$—	$583,166,133
Repurchase Agreement	—	11,127,631	—	11,127,631

Total Investments	$45,335,000	$548,958,764	$—	$594,293,764

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $4,180,608 collateralized by non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $4,324,606. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Rate disclosed reflects the yield at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $519,977,524) (including securities loaned of $4,180,608)	$583,166,133
Repurchase agreement, at value (cost $11,127,631)	11,127,631
Foreign currency, at value (cost $3,875,824)	3,864,567
Receivables and other assets:
Investments sold	61,825,484
Net income from securities lending	3,155
Shares of beneficial interest sold	3,821
Dividends	1,606,984
Interest	773
Tax reclaims	3,033,118
Total assets	664,631,666

Liabilities:
Payables and other liabilities:
Investments purchased	2,946,356
Shares of beneficial interest redeemed	30,731
Investment management fees	490,365
Distribution and service fees	147
Transfer agent fees	5,058
Trustee and CCO fees	206
Audit and tax fees	24,375
Custody fees	21,043
Legal fees	10,180
Printing and shareholder reports fees	2,691
Registration fees	538
Other accrued expenses	6,989
Total liabilities	3,538,679
Net assets	$661,092,987

Net assets consist of:
Paid-in capital	$554,602,224
Total distributable earnings (accumulated losses)	106,490,763
Net assets	$661,092,987

Net assets by class:
Class A	$690,332
Class I	240,777
Class I2	647,677,712
Class R6	12,484,166
Shares outstanding (unlimited shares, no par value):
Class A	89,948
Class I	31,121
Class I2	84,084,988
Class R6	1,613,911
Net asset value per share: (A)
Class A	$7.67
Class I	7.74
Class I2	7.70
Class R6	7.74
Maximum offering price per share: (B)
Class A	$8.12

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$31,124,423
Interest income	336,043
Net income from securities lending	439,290
Withholding taxes on foreign income	(3,550,488)
Total investment income	28,349,268

Expenses:
Investment management fees	6,870,184
Distribution and service fees:
Class A	1,470
Transfer agent fees:
Class A	2,707
Class I	163
Class I2	66,319
Class R6	980
Trustee and CCO fees	33,779
Audit and tax fees	45,010
Custody fees	137,691
Legal fees	57,052
Printing and shareholder reports fees	33,152
Registration fees	50,063
Reclaim professional fees	5,001
Other	53,739
Total expenses before waiver and/or reimbursement and recapture	7,357,310
Expenses waived and/or reimbursed:
Class A	(1,929)
Class I	(121)
Recapture of previously waived and/or reimbursed fees:
Class A	34
Net expenses	7,355,294

Net investment income (loss)	20,993,974

Net realized gain (loss) on:
Investments	46,875,753
Foreign currency transactions	949,449
Net realized gain (loss)	47,825,202

Net change in unrealized appreciation (depreciation) on:
Investments	46,799,645
Translation of assets and liabilities denominated in foreign currencies	428,039
Net change in unrealized appreciation (depreciation)	47,227,684
Net realized and change in unrealized gain (loss)	95,052,886
Net increase (decrease) in net assets resulting from operations	$116,046,860

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$20,993,974	$24,326,524
Net realized gain (loss)	47,825,202	(15,211,888)
Net change in unrealized appreciation (depreciation)	47,227,684	(368,186,668)
Net increase (decrease) in net assets resulting from operations	116,046,860	(359,072,032)

Dividends and/or distributions to shareholders:
Class A	(7,973)	(30,102)
Class I	(1,389)	(1,532)
Class I2	(17,244,609)	(85,983,318)
Class R6	(229,918)	(902,100)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(17,483,889)	(86,917,052)

Capital share transactions:
Proceeds from shares sold:
Class A	349,680	316,716
Class I	177,000	60,000
Class I2	46,873,056	17,227,085
Class R6	1,421,029	16,313,577
48,820,765	33,917,378
Dividends and/or distributions reinvested:
Class A	7,973	30,102
Class I	1,389	1,532
Class I2	17,244,609	85,983,318
Class R6	229,918	902,100
17,483,889	86,917,052
Cost of shares redeemed:
Class A	(192,081)	(190,520)
Class I	(12,746)	(1,339)
Class I2	(376,274,314)	(267,454,456)
Class R6	(2,121,675)	(667,044)
(378,600,816)	(268,313,359)
Net increase (decrease) in net assets resulting from capital share transactions	(312,296,162)	(147,478,929)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	86	(A)
—	86
Net increase (decrease) in net assets	(213,733,191)	(593,467,927)

Net assets:
Beginning of year	874,826,178	1,468,294,105
End of year	$661,092,987	$874,826,178

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	44,109	36,449
Class I	22,039	7,602
Class I2	5,851,530	1,902,029
Class R6	176,513	1,652,886
	6,094,191	3,598,966
Shares reinvested:
Class A	1,041	3,182
Class I	180	161
Class I2	2,251,254	9,098,764
Class R6	29,859	95,058
	2,282,334	9,197,165
Shares redeemed:
Class A	(23,976)	(23,488)
Class I	(1,543)	(132)
Class I2	(47,304,047)	(33,172,501)
Class R6	(266,824)	(74,970)
	(47,596,390)	(33,271,091)
Net increase (decrease) in shares outstanding:
Class A	21,174	16,143
Class I	20,676	7,631
Class I2	(39,201,263)	(22,171,708)
Class R6	(60,452)	1,672,974
	(39,219,865)	(20,474,960)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.97	$10.07		$7.77		$7.53	$7.85

Investment operations:
Net investment income (loss) (A)	0.15	0.15		0.14		0.08	0.14
Net realized and unrealized gain (loss)	0.66	(2.69)		2.23		0.28	0.75
Total investment operations	0.81	(2.54)		2.37		0.36	0.89
Contributions from affiliate	—	0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.26)		(0.07)		(0.12)	(0.11)
Net realized gains	—	(0.30)		—		—	(1.10)
Total dividends and/or distributions to shareholders	(0.11)	(0.56)		(0.07)		(0.12)	(1.21)

Net asset value, end of year	$7.67	$6.97		$10.07		$7.77	$7.53
Total return (D)	11.78%	(26.67	)%(C)	30.55%		4.81%	14.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$690	$480		$530		$190	$106
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.52%	1.45%		1.42%		1.74%	1.74%
Including waiver and/or reimbursement and recapture	1.20%	1.21	%(E)	1.21	%(E)	1.20%	1.23%
Net investment income (loss) to average net assets	1.91%	1.79%		1.48%		1.11%	2.06%
Portfolio turnover rate	37%	36%		21%		28%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.02		$10.12		$7.79		$7.55	$7.86

Investment operations:
Net investment income (loss) (A)	0.18		0.16		0.16		0.09	0.14
Net realized and unrealized gain (loss)	0.67		(2.69)		2.24		0.28	0.77
Total investment operations	0.85		(2.53)		2.40		0.37	0.91
Contributions from affiliate	—		—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.27)		(0.07)		(0.13)	(0.12)
Net realized gains	—		(0.30)		—		—	(1.10)
Total dividends and/or distributions to shareholders	(0.13)		(0.57)		(0.07)		(0.13)	(1.22)

Net asset value, end of year	$7.74		$7.02		$10.12		$7.79	$7.55
Total return	12.16%		(26.47)%		30.95%		4.96%	14.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$241		$73		$29		$21	$19
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%		1.02%		1.33%		1.31%	1.43%
Including waiver and/or reimbursement and recapture	0.84	%(B)	0.98	%(C)	0.91	%(C)	1.03%	1.05%
Net investment income (loss) to average net assets	2.29%		2.05%		1.59%		1.24%	1.93%
Portfolio turnover rate	37%		36%		21%		28%	25%

(A)	Calculated based on average number of shares outstanding.
(B)	TAM has contractually agreed to reimburse 0.095% of the transfer agency fees through March 1, 2025. These amounts are not subject to recapture by TAM.
(C)	TAM contractually agreed to reimburse certain per account transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.00	$10.09	$7.78	$7.53	$7.87

Investment operations:
Net investment income (loss) (A)	0.19	0.17	0.16	0.11	0.15
Net realized and unrealized gain (loss)	0.65	(2.66)	2.24	0.29	0.76
Total investment operations	0.84	(2.49)	2.40	0.40	0.91
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.30)	(0.09)	(0.15)	(0.15)
Net realized gains	—	(0.30)	—	—	(1.10)
Total dividends and/or distributions to shareholders	(0.14)	(0.60)	(0.09)	(0.15)	(1.25)

Net asset value, end of year	$7.70	$7.00	$10.09	$7.78	$7.53
Total return	12.17%	(26.24)%	31.01%	5.34%	15.22%

Ratio and supplemental data:
Net assets end of year (000’s)	$647,678	$862,508	$1,467,721	$1,439,535	$1,162,120
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.81%	0.80%	0.81%	0.81%
Including waiver and/or reimbursement and recapture	0.82%	0.81%	0.80%	0.81%	0.81%
Net investment income (loss) to average net assets	2.34%	2.06%	1.69%	1.45%	2.20%
Portfolio turnover rate	37%	36%	21%	28%	25%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.03	$10.13	$7.81	$7.57	$7.87

Investment operations:
Net investment income (loss) (A)	0.19	0.19	0.17	0.11	0.16
Net realized and unrealized gain (loss)	0.66	(2.69)	2.24	0.28	0.77
Total investment operations	0.85	(2.50)	2.41	0.39	0.93
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.30)	(0.09)	(0.15)	(0.13)
Net realized gains	—	(0.30)	—	—	(1.10)
Total dividends and/or distributions to shareholders	(0.14)	(0.60)	(0.09)	(0.15)	(1.23)

Net asset value, end of year	$7.74	$7.03	$10.13	$7.81	$7.57
Total return	12.11%	(26.23)%	31.02%	5.19%	15.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,484	$11,765	$14	$11	$10
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.82%	0.81%	0.80%	0.81%	0.80%
Including waiver and/or reimbursement and recapture	0.82%	0.81%	0.80%	0.81%	0.80%
Net investment income (loss) to average net assets	2.34%	2.28%	1.71%	1.46%	2.26%
Portfolio turnover rate	37%	36%	21%	28%	25%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Focus (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2, and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Foreign investments risk: Investing in securities of foreign issuers or issuers with significant exposure to foreign markets involves additional risks. Foreign markets can be less liquid, less regulated, less transparent and more volatile than U.S. markets. The value of the Fund’s foreign investments may decline, sometimes rapidly or unpredictably, because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, including nationalization, expropriation or confiscatory taxation, reduction of government or central bank support, tariffs and trade disruptions, sanctions, political or financial instability, social unrest or other adverse economic or political developments. Foreign investments may also be subject to different accounting practices and different regulatory, legal, auditing, financial reporting and recordkeeping standards and practices, and may be more difficult to value than investments in U.S. issuers. Certain foreign clearance and settlement procedures may result in an inability to execute transactions or delays in settlement.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS, and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 620,435,768	93.85%

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.770%
Over $500 million up to $1 billion	0.760
Over $1 billion up to $2 billion	0.710
Over $2 billion up to $3 billion	0.695
Over $3 billion	0.680

TAM has contractually agreed to reimburse 0.095% of the transfer agency fees on Class I shares through March 1, 2025.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.20%	March 1, 2025
Class I	0.97	March 1, 2025
Class I2	0.87	March 1, 2025
Class R6	0.87	March 1, 2025
Prior to March 1, 2023
Class I	1.05
Class I2	0.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$867	$1,406	$1,908	$4,181
Class I	73	43	—	116

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class R	0.50

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$1,477	$—

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 70,153	$ 5,055

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 314,634,560	$ —	$ 673,077,569	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay

Transamerica Funds	Annual Report 2023

Transamerica International Focus

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to foreign currency gains and losses and a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 8,398,958	$ (8,398,958)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 537,159,474	$ 93,556,383	$ (36,422,093)	$ 57,134,290

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the capital loss carryforwards utilized are $9,977,471.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 17,483,889	$ —	$ —	$ —	$ 43,510,189	$ —	$ 43,406,863	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 20,207,223	$ —	$ 29,225,214	$ —	$ —	$ —	$ 57,058,326

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Focus

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Focus (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $19,471,914 of qualified dividend income

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 23,767,004	$ 1,988,025

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Focus (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Epoch Investment Partners, Inc. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica International Focus

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-year period and below its benchmark for the past 1-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on March 1, 2018 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica International Focus

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA INTL FOCUS 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica International Small Cap Value

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica International Small Cap Value

(unaudited)

MARKET ENVIRONMENT

During the 12 months ended October 31, 2023, international small cap equities rose with the MSCI EAFE Small Cap Index gaining over 6%. The period was fundamentally characterized by signs of stubborn inflation, the continued implementation of restrictive monetary policy by global central banks, and the fear of an impending recession. Three major geopolitical issues – Russia’s continued invasion of Ukraine, China’s ever-growing nationalism, and the Hamas’ assault on Israel – amplified these concerns. During the fiscal year, Japan was the best performing region, while Asia-Ex Japan trailed. On a sector level, financials, consumer staples, and consumer discretionary were the leaders, while real estate and health care had negative returns.

Investor confidence was shaky at period end, a sentiment that was reinforced by cautious guidance statements from companies across many industries and regions. We believe such conditions are beneficial to investors with a longer investment horizon and patience to ride through market disturbance and economic adjustments that accompany a “higher-for-longer” interest rate regime.

PERFORMANCE

For the year ended October 31, 2023, Transamerica International Small Cap Value (Class I) returned 15.54%. By comparison, its benchmark, the MSCI EAFE Small Cap Index Gross, returned 6.99%.

STRATEGY REVIEW

Based on our belief that value investing wins over time, we seek to identify attractively valued companies with catalysts that can unlock value within the next three years.

For the fiscal year ended October 31, 2023, Europe was the top regional contributor to relative performance driven almost entirely by stock selection. Gerresheimer AG, a German manufacturer of medical packaging and delivery devices, was the most notable performer in the region. The company benefited from growing end markets in biologics/injectables, diversified therapies, and beauty/cosmetics. Additionally, management plans to invest in higher value products in biologics/injectables that we believe could improve margins across the business.

Japan, the benchmark’s best performing region, was the only regional detractor due to our underweight relative to the benchmark. Square Enix Holdings Co., Ltd., a Japanese video game manufacturer, detracted after the company reported a larger-than-expected drop in operating profit following the release of Final Fantasy 16. Despite the recent miss, we believed in the long-term value of the company’s intellectual property and supported management’s capital allocation decisions to reinvest in their research and development for existing and new games, as of fiscal year end.

On a sector level, we added relative performance in nine of the eleven sectors. Industrials and health care contributed most. Within industrials, security selection drove relative outperformance. At the stock level, our position in Sanwa Holdings Corp., a Japanese door and shutter company, rose after management released their growth plans. With a healthy balance sheet and the highest market share in industrial shutter and door manufacturing in the U.S., the company should continue to deliver favorable returns on invested capital, in our view. In health care, Nakanishi Inc., a Japanese dental product provider, benefited from a positive re-rating in valuation through increased demand for handpieces and the easing of parts shortages. As of fiscal year end, we believed the company’s dominant market share in dental grinding devices, focus on capital efficiency, and entry into the surgical market could be value accretive.

Our lack of exposure in utilities and holdings in consumer staples detracted. The fund’s position in Scandinavian Tobacco Group AS, a Danish tobacco manufacturer, detracted after the company lowered its full-year guidance due to ongoing inventory adjustments across customers and distributors, slower regain of market shares in Europe, and delays in new store openings in the U.S.

Brandon H. Harrell, CFA

Stedman D. Oakey, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I (NAV)	15.54%	3.99%	3.80%	01/04/2013
MSCI EAFE Small Cap Index Gross (A)	6.99%	2.00%	3.75%
Class I2 (NAV)	15.63%	4.07%	3.89%	01/04/2013
(A) The MSCI EAFE Small Cap Index Gross is an equity index which captures small cap representation across developed markets countries around the world, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investments in international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I	$1,000.00	$905.50	$5.34	$1,019.70	$5.60	1.10%
Class I2	1,000.00	905.70	4.90	1,020.10	5.14	1.01

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	97.2%
Repurchase Agreement	2.4
Other Investment Company	1.3
Right	0.0 *
Net Other Assets (Liabilities)	(0.9)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 97.2%
Australia - 4.0%
BlueScope Steel Ltd.	798,600	$9,573,184
Charter Hall Group, REIT	588,232	3,258,793
Omni Bridgeway Ltd. (A)	2,314,069	2,234,940
Qantas Airways Ltd. (A)	1,790,800	5,610,403
Seven Group Holdings Ltd.	216,800	3,831,207

		24,508,527

Austria - 0.4%
ams-OSRAM AG (A)	412,400	1,471,605
Strabag SE (A)	32,900	1,296,728

		2,768,333

Belgium - 3.8%
Barco NV	313,234	4,809,365
D’ieteren Group	57,608	8,557,137
Fagron	213,948	3,759,934
Groupe Bruxelles Lambert NV	90,027	6,584,625

		23,711,061

Denmark - 2.7%
Scandinavian Tobacco Group AS (B)	796,328	11,824,251
Schouw & Co. AS	78,067	4,817,714

		16,641,965

Finland - 0.5%
Raisio OYJ, V Shares	1,439,783	3,019,448

France - 3.4%
Coface SA	266,100	3,210,573
Elis SA	587,600	9,636,626
ICADE, REIT	77,900	2,545,403
Kaufman & Broad SA	211,029	5,614,820

		21,007,422

Germany - 6.9%
Bertrandt AG	37,209	1,797,279
Borussia Dortmund GmbH & Co. KGaA (A)	505,280	1,988,849
BRANICKS Group AG (C)	453,778	1,877,745
DWS Group GmbH & Co. KGaA (B)	101,100	2,967,693
Elmos Semiconductor SE	54,800	3,596,013
Gerresheimer AG	121,600	11,342,021
Hamburger Hafen und Logistik AG	219,740	3,901,869
K&S AG	294,600	4,952,583
SAF-Holland SE	475,500	6,357,299
Takkt AG	283,613	3,631,101

		42,412,452

Greece - 1.7%
Motor Oil Hellas Corinth Refineries SA	428,351	10,197,862

Hong Kong - 1.5%
ASMPT Ltd.	676,200	5,727,109
Great Eagle Holdings Ltd.	1,567,493	2,554,514
Pacific Textiles Holdings Ltd.	6,572,600	1,252,460

		9,534,083

Ireland - 4.4%
Bank of Ireland Group PLC	1,612,500	14,450,768
C&C Group PLC	2,129,885	3,603,564
Smurfit Kappa Group PLC	272,310	8,876,199

		26,930,531

	Shares	Value
COMMON STOCKS (continued)
Italy - 5.7%
BFF Bank SpA (B)	927,600	$ 8,917,860
Buzzi SpA	270,800	7,170,560
Danieli & C Officine Meccaniche SpA	155,690	3,145,770
doValue SpA (B) (C)	402,600	1,384,471
Prysmian SpA	258,352	9,674,508
Saras SpA	3,270,100	4,753,418

		35,046,587

Japan - 31.2%
Air Water, Inc.	372,500	4,696,741
Capcom Co. Ltd.	395,400	12,727,657
CKD Corp.	280,100	3,522,410
Denka Co. Ltd.	385,160	6,957,346
DTS Corp.	350,400	7,196,649
Fuji Corp.	394,300	5,937,310
Fukushima Galilei Co. Ltd.	82,600	2,734,488
FULLCAST Holdings Co. Ltd.	121,400	1,373,744
Furyu Corp.	147,900	1,558,352
GMO internet group, Inc.	355,000	5,170,494
Hikari Tsushin, Inc.	50,500	7,285,778
Horiba Ltd.	145,100	7,336,442
Hosokawa Micron Corp.	101,600	2,851,630
Japan Petroleum Exploration Co. Ltd.	177,400	6,074,459
Kadokawa Corp.	148,900	2,868,263
Kumiai Chemical Industry Co. Ltd. (C)	709,700	5,172,803
MatsukiyoCocokara & Co.	313,200	5,494,086
MEITEC Group Holdings, Inc.	321,400	5,656,668
Nakanishi, Inc.	544,500	11,958,980
Nextage Co. Ltd. (C)	150,000	2,072,448
Nichiha Corp.	211,800	4,182,200
Nippon Parking Development Co. Ltd.	2,408,400	3,409,968
Organo Corp.	138,600	4,569,756
Paramount Bed Holdings Co. Ltd.	390,000	6,644,685
PCA Corp.	385,500	2,844,621
Rohto Pharmaceutical Co. Ltd.	430,600	10,046,460
Sanwa Holdings Corp.	1,012,700	13,663,601
Square Enix Holdings Co. Ltd.	258,600	8,591,150
Takasago Thermal Engineering Co. Ltd.	304,000	6,002,358
Token Corp.	79,000	4,145,943
Topcon Corp.	220,200	2,007,962
USS Co. Ltd.	519,900	9,087,278
Wakita & Co. Ltd.	355,200	3,556,040
Yonex Co. Ltd. (C)	489,000	5,297,752

		192,696,522

Netherlands - 3.5%
Euronext NV (B)	87,580	6,107,704
Koninklijke Vopak NV	143,300	4,831,661
Van Lanschot Kempen NV (C)	399,800	10,744,255

		21,683,620

Norway - 3.1%
ABG Sundal Collier Holding ASA	4,786,127	2,167,927
Aker ASA, A Shares	116,600	7,011,850
Kongsberg Gruppen ASA	151,100	6,172,386
Protector Forsikring ASA	229,300	3,591,497

		18,943,660

Philippines - 0.2%
Alliance Global Group, Inc.	7,590,100	1,417,960

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Republic of Korea - 2.5%
Eugene Technology Co. Ltd.	292,309	$ 8,290,523
Gradiant Corp.	107,843	863,240
Value Added Technology Co. Ltd.	279,100	6,007,154

		15,160,917

Spain - 2.5%
Cia de Distribucion Integral Logista Holdings SA	446,464	10,963,009
Fluidra SA	87,800	1,547,975
Vidrala SA	38,994	2,898,236

		15,409,220

Sweden - 3.2%
Cloetta AB, B Shares	2,896,100	4,641,564
Dios Fastigheter AB	1,092,274	5,912,953
Husqvarna AB, B Shares (C)	695,400	4,506,025
Nobia AB (A) (C)	887,600	660,075
Trelleborg AB, B Shares	171,900	4,347,191

		20,067,808

Switzerland - 1.8%
Swissquote Group Holding SA	57,476	11,039,623

United Kingdom - 14.2%
Bellway PLC	347,700	8,848,514
Burberry Group PLC	362,300	7,467,021
Clarkson PLC	167,000	5,368,822
Domino’s Pizza Group PLC	1,258,900	5,252,888
Howden Joinery Group PLC	784,800	6,094,837
IG Group Holdings PLC	949,335	7,374,999
Inchcape PLC	416,800	3,379,194
Informa PLC	1,062,527	9,206,235
Intermediate Capital Group PLC	373,435	5,945,454
Lancashire Holdings Ltd.	732,700	5,058,379
Oxford Metrics PLC	841,200	884,407
Redde Northgate PLC	276,468	1,129,070
Redrow PLC	1,741,500	10,299,887
Savills PLC	626,600	5,997,604

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Vistry Group PLC	629,200	$ 5,423,273

		87,730,584

Total Common Stocks (Cost $598,043,860)		599,928,185

RIGHT - 0.0% (D)
Spain - 0.0% (D)
Vidrala SA (A)	38,994	143,789

Total Right (Cost $180,628)		143,789

OTHER INVESTMENT COMPANY - 1.3%
Securities Lending Collateral - 1.3%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (E)	7,866,270	7,866,270

Total Other Investment Company (Cost $7,866,270)		7,866,270

	Principal	Value
REPURCHASE AGREEMENT - 2.4%
Fixed Income Clearing Corp., 2.50% (E), dated 10/31/2023, to be repurchased at $15,053,178 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $15,353,195.	$15,052,133	15,052,133

Total Repurchase Agreement (Cost $15,052,133)		15,052,133

Total Investments (Cost $621,142,891)		622,990,377
Net Other Assets (Liabilities) - (0.9)%		(5,459,127)

Net Assets - 100.0%		$617,531,250

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Capital Markets	7.4%	$46,347,655
Household Durables	5.6	34,992,512
Machinery	5.3	33,162,555
Oil, Gas & Consumable Fuels	4.2	25,857,400
Health Care Equipment & Supplies	4.0	24,610,819
Building Products	3.8	23,848,159
Entertainment	3.7	23,307,656
Chemicals	3.5	21,779,473
Financial Services	3.1	19,121,896
Semiconductors & Semiconductor Equipment	3.1	19,085,250
Commercial Services & Supplies	2.7	16,677,695
Real Estate Management & Development	2.6	16,342,816
Industrial Conglomerates	2.5	15,715,588
Banks	2.3	14,450,768
Electronic Equipment, Instruments & Components	2.3	14,153,769

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Trading Companies & Distributors	2.2%	$ 13,482,084
Food Products	2.0	12,478,726
IT Services	2.0	12,367,143
Media	1.9	12,074,498
Distributors	1.9	11,936,331
Containers & Packaging	1.9	11,918,224
Insurance	1.9	11,860,449
Tobacco	1.9	11,824,251
Life Sciences Tools & Services	1.8	11,342,021
Specialty Retail	1.8	11,159,726
Air Freight & Logistics	1.8	10,963,009
Personal Care Products	1.6	10,046,460
Electrical Equipment	1.6	9,674,508
Metals & Mining	1.5	9,573,184
Professional Services	1.4	8,827,691
Textiles, Apparel & Luxury Goods	1.4	8,719,481
Construction Materials	1.2	7,170,560
Leisure Products	1.1	6,856,104
Automobile Components	1.0	6,357,299
Aerospace & Defense	1.0	6,172,386
Diversified REITs	0.9	5,804,196
Passenger Airlines	0.9	5,610,403
Consumer Staples Distribution & Retail	0.9	5,494,086
Marine Transportation	0.9	5,368,822
Hotels, Restaurants & Leisure	0.8	5,252,888
Transportation Infrastructure	0.6	3,901,869
Health Care Providers & Services	0.6	3,759,934
Software	0.6	3,729,028
Beverages	0.6	3,603,564
Construction & Engineering	0.2	1,296,728
Ground Transportation	0.2	1,129,070
Broadline Retail	0.1	863,240

Investments	96.3	600,071,974
Short-Term Investments	3.7	22,918,403

Total Investments	100.0%	$ 622,990,377

INVESTMENT VALUATION:

Valuation Inputs (F)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$—	$599,928,185	$—	$599,928,185
Right	—	143,789	—	143,789
Other Investment Company	7,866,270	—	—	7,866,270
Repurchase Agreement	—	15,052,133	—	15,052,133

Total Investments	$7,866,270	$615,124,107	$—	$622,990,377

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $31,201,979, representing 5.1% of the Fund’s net assets.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $13,654,219, collateralized by cash collateral of $7,866,270 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $6,524,811. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Rates disclosed reflect the yields at October 31, 2023.
(F)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $606,090,758) (including securities loaned of $13,654,219)	$607,938,244
Repurchase agreement, at value (cost $15,052,133)	15,052,133
Foreign currency, at value (cost $608)	607
Receivables and other assets:
Net income from securities lending	7,249
Shares of beneficial interest sold	155,603
Dividends	1,983,775
Interest	1,045
Tax reclaims	1,383,745
Total assets	626,522,401

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,866,270
Payables and other liabilities:
Shares of beneficial interest redeemed	498,581
Investment management fees	519,442
Transfer agent fees	31,113
Trustee and CCO fees	179
Audit and tax fees	26,662
Custody fees	26,223
Legal fees	7,067
Printing and shareholder reports fees	9,225
Registration fees	244
Other accrued expenses	6,145
Total liabilities	8,991,151
Net assets	$617,531,250

Net assets consist of:
Paid-in capital	$616,351,300
Total distributable earnings (accumulated losses)	1,179,950
Net assets	$617,531,250

Net assets by class:
Class I	$304,824,488
Class I2	312,706,762
Shares outstanding (unlimited shares, no par value):
Class I	24,294,165
Class I2	24,856,747
Net asset value per share: (A)
Class I	$12.55
Class I2	12.58

(A)	Net asset value per share for Class I and I2 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$25,285,288
Interest income	296,964
Net income from securities lending	116,811
Withholding taxes on foreign income	(2,520,289)
Total investment income	23,178,774

Expenses:
Investment management fees	6,140,203
Transfer agent fees:
Class I	299,194
Class I2	27,478
Trustee and CCO fees	26,717
Audit and tax fees	36,334
Custody fees	160,260
Legal fees	41,396
Printing and shareholder reports fees	44,596
Registration fees	27,040
Reclaim professional fees	4,493
Other	39,666
Total expenses	6,847,377

Net investment income (loss)	16,331,397

Net realized gain (loss) on:
Investments	(783,855)
Foreign currency transactions	(314,108)
Net realized gain (loss)	(1,097,963)

Net change in unrealized appreciation (depreciation) on:
Investments	74,504,612
Translation of assets and liabilities denominated in foreign currencies	103,483
Net change in unrealized appreciation (depreciation)	74,608,095
Net realized and change in unrealized gain (loss)	73,510,132
Net increase (decrease) in net assets resulting from operations	$89,841,529

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$16,331,397	$14,527,237
Net realized gain (loss)	(1,097,963)	13,803,942
Net change in unrealized appreciation (depreciation)	74,608,095	(257,720,764)
Net increase (decrease) in net assets resulting from operations	89,841,529	(229,389,585)

Dividends and/or distributions to shareholders:
Class I	(8,352,288)	(12,832,262)
Class I2	(13,400,508)	(17,994,779)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(21,752,796)	(30,827,041)

Capital share transactions:
Proceeds from shares sold:
Class I	116,730,661	68,334,792
Class I2	1,670,006	3,725,315
118,400,667	72,060,107
Dividends and/or distributions reinvested:
Class I	8,335,429	12,786,486
Class I2	13,400,508	17,994,779
21,735,937	30,781,265
Cost of shares redeemed:
Class I	(75,666,786)	(88,883,520)
Class I2	(82,901,882)	(24,326,615)
(158,568,668)	(113,210,135)
Net increase (decrease) in net assets resulting from capital share transactions	(18,432,064)	(10,368,763)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	239,586	(A)
—	239,586
Net increase (decrease) in net assets	49,656,669	(270,345,803)

Net assets:
Beginning of year	567,874,581	838,220,384
End of year	$617,531,250	$567,874,581

Capital share transactions - shares:
Shares issued:
Class I	8,669,308	5,405,943
Class I2	123,811	259,665
8,793,119	5,665,608
Shares reinvested:
Class I	679,888	851,075
Class I2	1,091,247	1,187,774
1,771,135	2,038,849
Shares redeemed:
Class I	(5,805,474)	(6,907,020)
Class I2	(6,010,856)	(1,752,676)
(11,816,330)	(8,659,696)
Net increase (decrease) in shares outstanding:
Class I	3,543,722	(650,002)
Class I2	(4,795,798)	(305,237)
(1,252,076)	(955,239)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.25	$16.30		$11.94	$12.60	$12.44

Investment operations:
Net investment income (loss) (A)	0.33	0.27		0.28	0.13	0.24
Net realized and unrealized gain (loss)	1.41	(4.74)		4.23	(0.51)	0.83
Total investment operations	1.74	(4.47)		4.51	(0.38)	1.07
Contributions from affiliate	—	0.01	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.42)		(0.15)	(0.28)	(0.22)
Net realized gains	(0.35)	(0.17)		—	—	(0.69)
Total dividends and/or distributions to shareholders	(0.44)	(0.59)		(0.15)	(0.28)	(0.91)

Net asset value, end of year	$12.55	$11.25		$16.30	$11.94	$12.60
Total return	15.54%	(28.23	)%(B)	37.93%	(3.21)%	9.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$304,824	$233,431		$348,810	$232,368	$105,692
Expenses to average net assets	1.11%	1.10%		1.09%	1.11%	1.10%
Net investment income (loss) to average net assets	2.47%	2.06%		1.82%	1.09%	2.07%
Portfolio turnover rate	18%	14%		14%	30%	18%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.28	$16.34	$11.96	$12.63	$12.47

Investment operations:
Net investment income (loss) (A)	0.34	0.29	0.30	0.12	0.24
Net realized and unrealized gain (loss)	1.41	(4.75)	4.24	(0.49)	0.85
Total investment operations	1.75	(4.46)	4.54	(0.37)	1.09
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)	(0.43)	(0.16)	(0.30)	(0.24)
Net realized gains	(0.35)	(0.17)	—	—	(0.69)
Total dividends and/or distributions to shareholders	(0.45)	(0.60)	(0.16)	(0.30)	(0.93)

Net asset value, end of year	$12.58	$11.28	$16.34	$11.96	$12.63
Total return	15.63%	(28.23)%	38.13%	(3.15)%	9.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$312,707	$334,444	$489,410	$282,379	$460,442
Expenses to average net assets	1.01%	1.01%	0.99%	1.01%	1.00%
Net investment income (loss) to average net assets	2.53%	2.18%	1.92%	1.04%	2.05%
Portfolio turnover rate	18%	14%	14%	30%	18%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Small Cap Value (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $3,942.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Rights: Rights may be priced intrinsically using a model that incorporates the subscription or strike price, the daily market price for the underlying security, and a subscription ratio. If the inputs are unavailable, or if the subscription or strike price is higher than the market price, then the rights are priced at zero. Rights are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$7,866,270	$—	$—	$—	$7,866,270
Total Borrowings	$7,866,270	$—	$—	$—	$7,866,270

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 305,801,475	49.52%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $300 million	0.955%
Over $300 million up to $750 million	0.930
Over $750 million up to $1 billion	0.880
Over $1 billion	0.840

On April 18, 2022, TFS, the Funds’ transfer agent, returned to Class I of applicable Funds certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within each applicable Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class I	1.16%	March 1, 2024
Class I2	1.06	March 1, 2024
Prior to March 1, 2023
Class I2	1.12

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 320,415	$ 30,022

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 116,773,788	$ —	$ 154,363,563	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 637,231,594	$ 91,962,820	$ (106,204,037)	$ (14,241,217)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 386,601	$ 3,309,409

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 4,615,817	$ —	$ 17,136,979	$ —	$21,876,569	$ —	$8,950,472	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 19,245,817	$ —	$ —	$ (3,696,010)	$ —	$ —	$ (14,369,857)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Small Cap Value

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Small Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $6,402,401 of qualified dividend income.

For tax purposes, the Fund has made a long-term capital gain designation of $17,136,979 for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 18,437,912	$ 1,786,584

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Small Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period, in line with the median for the past 3-year period and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica International Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 TA INTL SCV 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica International Stock

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica International Stock

(unaudited)

MARKET ENVIRONMENT

Over the twelve months ended October 31, 2023, international equities, as represented by the MSCI EAFE Index, were up 15.01%. During the period, value stocks, as represented by the MSCI EAFE Value Index, outperformed growth stocks, as represented by the MSCI EAFE Growth Index, returning 18.11% vs. 10.79%.

As of October 31, 2023, the European Central Bank (“ECB”) had increased rates by 4.5% since July 2022. The ECB’s key interest rate was 4% as of October 31, 2023. However, the Bank of Japan had maintained its short-term rates at approximately zero as of October 31, 2023.

ChatGPT triggered waves of excitement (and questions) about the potential benefits to specific companies, and the world as a whole. Similarly, the new applications of certain drugs (GLP-1) for weight-loss sparked optimism in the biotech space.

At the sector level during the period, financials, information technology and consumer discretionary were the strongest performers, while real estate, healthcare and communication services lagged. At the country level, Denmark, Italy and Spain performed the best, while Isreal, Finland and Australia lagged.

After hitting parity with the U.S. Dollar in 2022, the Euro closed at 1.06 on October 31, 2023. Conversely, relative to the U.S. Dollar, the Japanese Yen fell in value during the period, starting at 148.76 before dipping to below 130 and ending the period at 151.50.

PERFORMANCE

For the year ended October 31, 2023, Transamerica International Stock (Class A) returned 16.69%, excluding any sales charges. By comparison, its benchmark, the MSCI EAFE Index, returned 15.01%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the MSCI EAFE Index, during the fiscal year ended October 31, 2023. Strong stock selection within industrials and financials and an underweight to real estate contributed to performance, whereas underweights to financials and industrials hurt performance. Strong stock selection within Japan and the United Kingdom and an overweight to Denmark contributed to performance, while overweights to the United Kingdom and Japan detracted.

Top stock-level contributors included Novo Nordisk AS, a Danish pharmaceutical company, and 3i Group PLC, a UK-based private equity and investment company. Novo Nordisk AS continued to experience strong sales of its diabetes and weight-loss drugs and surged after announcing that its Wegovy treatment cut the risk of heart issues by 20% in a select trial. 3i Group PLC posted several quarters of positive results, driven by enduring growth momentum at its discount retailer Action, and resilient trading in its broader portfolio of companies.

Largest stock-level detractors included Genmab AS, a Danish biotechnology company, and Qantas Airways Ltd., an Australian airline. Genmab AS lowered growth expectations due to royalty cuts for its most important growth driver, Darzalex, and a slower ramp-up of its highest profile late-stage pipeline product, Epcoritamab. Qantas Airways Ltd. was sued by Australia’s competition watchdog for allegedly selling seats on thousands of cancelled flights, which in addition to higher fuel prices, hurt sentiment surrounding the stock.

The Fund is positioned in line with our overall philosophy. ClariVest employs a strategy of identifying and investing in the securities of firms entering or extending a fundamental growth cycle. We manage this strategy by marrying it with a disciplined approach to portfolio construction. We maintain a balanced profile of growth and value, as demonstrated by a positive exposure to recent earnings growth relative to benchmark, as well as a positive exposure to valuation (via such measures as earnings to price) relative to benchmark.

Alex Turner, CFA

David R. Vaughn, CFA

Gashi Zengeni, CFA

Co-Portfolio Managers

ClariVest Asset Management LLC

Transamerica Funds	Annual Report 2023

Transamerica International Stock

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	10.25%	2.90%	1.15%	09/28/2018
Class A (NAV)	16.69%	4.06%	2.28%	09/28/2018
MSCI EAFE Index (A)	15.01%	4.61%	2.71%
Class I (NAV)	16.79%	4.35%	2.55%	09/28/2018
Class I2 (NAV)	16.97%	4.37%	2.57%	09/28/2018
Class R6 (NAV)	17.01%	4.36%	2.56%	09/28/2018

(A) The MSCI EAFE Index is a free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets. There also can be no assurance that the use of models will result in effective investment decisions for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)(D)
Class A	$1,000.00	$952.20	$6.22	$1,018.90	$6.36	1.25%
Class I	1,000.00	952.30	4.78	1,020.40	4.89	0.96
Class I2	1,000.00	952.40	4.08	1,021.10	4.18	0.82
Class R6	1,000.00	953.30	4.08	1,021.10	4.18	0.82

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	95.7%
Repurchase Agreement	1.9
Exchange-Traded Fund	1.0
Other Investment Company	0.9
Preferred Stock	0.9
Net Other Assets (Liabilities)	(0.4)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 95.7%
Australia - 4.6%
BlueScope Steel Ltd.	44,835	$537,458
Brambles Ltd.	193,069	1,611,306
carsales.com Ltd.	48,624	857,108
CSL Ltd.	3,294	486,827
Goodman Group, REIT	36,180	478,730
Mineral Resources Ltd.	7,895	290,988
National Australia Bank Ltd.	33,617	602,223
Nufarm Ltd.	113,363	313,245
Perseus Mining Ltd.	548,803	586,373
Qantas Airways Ltd. (A)	401,285	1,257,187
Scentre Group, REIT	145,729	225,762
South32 Ltd.	153,486	328,365

		7,575,572

Belgium - 0.4%
Anheuser-Busch InBev SA	11,057	629,122

China - 0.5%
Yangzijiang Shipbuilding Holdings Ltd.	824,100	873,532

Denmark - 6.4%
Danske Bank AS	101,036	2,370,175
Genmab AS (A)	3,338	943,595
Novo Nordisk AS, Class B	71,490	6,897,084
Pandora AS	3,366	381,774

		10,592,628

Finland - 0.5%
Nordea Bank Abp	77,041	811,412

France - 9.7%
Air France-KLM (A)	45,622	516,028
BNP Paribas SA	9,830	565,264
Cie de Saint-Gobain SA	25,571	1,391,936
Eiffage SA	12,951	1,175,311
Hermes International SCA	707	1,319,138
L’Oreal SA	1,207	507,339
LVMH Moet Hennessy Louis Vuitton SE	4,057	2,904,529
Publicis Groupe SA	8,267	629,477
Renault SA	35,431	1,243,069
Sanofi SA	13,046	1,184,658
Societe Generale SA	63,491	1,426,755
TotalEnergies SE	26,907	1,798,935
Unibail-Rodamco-Westfield, REIT (A)	14,008	694,085
Veolia Environnement SA	23,292	638,210

		15,994,734

Germany - 7.2%
Bayer AG	8,510	367,705
Bayerische Motoren Werke AG	13,268	1,233,981
Delivery Hero SE (B)	6,922	176,899
Deutsche Post AG	16,994	663,505
Deutsche Telekom AG	98,613	2,140,263
E.ON SE	100,737	1,198,581
Fresenius SE & Co. KGaA	19,320	496,974
Infineon Technologies AG	40,505	1,183,159
Mercedes-Benz Group AG	10,300	605,993
Merck KGaA	10,485	1,583,638
SAP SE	17,085	2,291,651

		11,942,349

Hong Kong - 1.4%
AIA Group Ltd.	111,000	963,902

	Shares	Value
COMMON STOCKS (continued)
Hong Kong (continued)
CK Hutchison Holdings Ltd.	222,000	$ 1,123,827
New World Development Co. Ltd.	157,000	288,145

		2,375,874

Ireland - 0.5%
James Hardie Industries PLC (A)	30,530	761,706

Israel - 0.5%
Teva Pharmaceutical Industries Ltd., ADR (A)	104,700	898,326

Italy - 2.6%
Enel SpA	86,462	548,824
Ferrari NV	3,245	982,274
Intesa Sanpaolo SpA	659,204	1,717,748
Leonardo SpA	72,079	1,089,293

		4,338,139

Japan - 26.2%
Canon, Inc.	41,900	990,544
Chugoku Electric Power Co., Inc.	79,000	494,002
Cosmo Energy Holdings Co. Ltd.	13,900	508,476
Daiichi Sankyo Co. Ltd.	37,700	972,064
Disco Corp.	3,600	635,756
FUJIFILM Holdings Corp.	44,000	2,406,702
Fujitsu Ltd.	10,100	1,308,429
Honda Motor Co. Ltd.	118,200	1,211,405
Ibiden Co. Ltd.	13,500	575,592
Inpex Corp.	37,200	539,804
ITOCHU Corp.	85,100	3,065,389
Japan Tobacco, Inc.	27,900	649,480
KDDI Corp.	24,100	720,945
Marubeni Corp.	161,800	2,365,804
Mitsubishi Corp.	46,700	2,176,946
Mitsubishi Heavy Industries Ltd.	44,000	2,266,205
Mitsubishi UFJ Financial Group, Inc.	296,200	2,484,865
Mitsui & Co. Ltd.	29,300	1,064,884
Mizuho Financial Group, Inc.	41,990	712,922
MS&AD Insurance Group Holdings, Inc.	24,700	905,021
Murata Manufacturing Co. Ltd.	28,200	483,048
Nintendo Co. Ltd.	23,800	983,283
Nippon Telegraph & Telephone Corp.	1,717,500	2,021,111
Olympus Corp.	33,900	452,746
Otsuka Corp.	15,300	613,447
Otsuka Holdings Co. Ltd.	20,800	699,836
Renesas Electronics Corp. (A)	43,700	574,027
Sekisui Chemical Co. Ltd.	84,800	1,161,495
Sekisui House Ltd.	33,100	648,189
Seven & i Holdings Co. Ltd.	20,800	762,085
SoftBank Group Corp.	11,100	454,590
Sony Group Corp.	17,400	1,446,616
Sumitomo Mitsui Financial Group, Inc.	67,000	3,229,934
Sysmex Corp.	13,200	632,317
Takeda Pharmaceutical Co. Ltd.	17,800	483,176
Toyota Motor Corp.	150,700	2,636,307

		43,337,442

Netherlands - 4.8%
ASML Holding NV	6,221	3,739,570
Koninklijke Ahold Delhaize NV	32,347	957,853
NN Group NV	26,167	839,238

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Netherlands (continued)
Prosus NV	19,644	$ 549,356
Stellantis NV	99,676	1,862,181

		7,948,198

New Zealand - 0.5%
Xero Ltd. (A)	11,067	756,620

Norway - 0.3%
Equinor ASA	15,725	527,152

Singapore - 1.5%
DBS Group Holdings Ltd.	42,700	1,025,796
Oversea-Chinese Banking Corp. Ltd.	152,500	1,413,844

		2,439,640

Spain - 3.6%
Banco Bilbao Vizcaya Argentaria SA	91,075	716,508
Banco Santander SA (C)	704,477	2,591,020
Cellnex Telecom SA (A) (B)	8,934	262,625
Iberdrola SA	124,499	1,384,680
Repsol SA	26,983	395,089
Telefonica SA	141,324	545,883

		5,895,805

Sweden - 2.9%
Alfa Laval AB	23,513	761,980
Assa Abloy AB, Class B	35,013	746,305
Atlas Copco AB, A Shares	132,234	1,712,300
Essity AB, Class B	66,346	1,512,812

		4,733,397

Switzerland - 7.8%
Alcon, Inc.	29,463	2,108,847
Cie Financiere Richemont SA, Class A	4,932	581,855
Holcim AG	26,842	1,659,581
Nestle SA	18,602	2,006,016
Novartis AG	14,747	1,380,608
Roche Holding AG	5,817	1,499,097
Sandoz Group AG (A)	2,949	76,671
Swiss Life Holding AG	2,567	1,648,734
UBS Group AG	83,773	1,968,366

		12,929,775

United Kingdom - 13.8%
3i Group PLC	109,547	2,582,853
Ashtead Group PLC	10,875	623,708
AstraZeneca PLC	18,368	2,299,740
BAE Systems PLC	64,491	867,169
Barclays PLC	277,472	445,355
BP PLC	173,134	1,057,158
Coca-Cola Europacific Partners PLC	23,654	1,383,996
Compass Group PLC	34,039	858,169
GSK PLC	43,518	775,785
Halma PLC	24,474	550,380
HSBC Holdings PLC	365,478	2,638,903

	Shares	Value
COMMON STOCKS (continued)
United Kingdom (continued)
Imperial Brands PLC	45,442	$ 968,104
Lloyds Banking Group PLC	1,119,267	544,746
RELX PLC	31,611	1,104,099
Rio Tinto PLC	18,527	1,182,031
Rolls-Royce Holdings PLC (A)	479,163	1,261,264
Shell PLC	50,166	1,616,691
SSE PLC	38,293	761,018
Standard Chartered PLC	99,284	761,243
Vodafone Group PLC	576,763	530,931

		22,813,343

Total Common Stocks (Cost $145,759,765)		158,174,766

PREFERRED STOCK - 0.9%
Germany - 0.9%
Volkswagen AG, 27.85% (D)	14,468	1,534,341

Total Preferred Stock (Cost $2,211,500)		1,534,341

EXCHANGE-TRADED FUND - 1.0%
United States - 1.0%
iShares MSCI EAFE ETF	23,800	1,592,696

Total Exchange-Traded Fund (Cost $1,713,066)		1,592,696

OTHER INVESTMENT COMPANY - 0.9%
Securities Lending Collateral - 0.9%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	1,545,075	1,545,075

Total Other Investment Company (Cost $1,545,075)		1,545,075

	Principal	Value
REPURCHASE AGREEMENT - 1.9%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $3,124,427 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $3,186,784.	$ 3,124,210	3,124,210

Total Repurchase Agreement (Cost $3,124,210)		3,124,210

Total Investments (Cost $154,353,616)		165,971,088
Net Other Assets (Liabilities) - (0.4)%		(670,139)

Net Assets - 100.0%		$ 165,300,949

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	14.5%	$24,058,713
Pharmaceuticals	11.5	19,118,388
Automobiles	6.8	11,309,551
Trading Companies & Distributors	5.6	9,296,731
Oil, Gas & Consumable Fuels	3.9	6,443,305
Semiconductors & Semiconductor Equipment	3.7	6,132,512
Machinery	3.4	5,614,017
Textiles, Apparel & Luxury Goods	3.1	5,187,296
Diversified Telecommunication Services	3.0	4,969,882
Capital Markets	2.7	4,551,219
Insurance	2.6	4,356,895
Technology Hardware, Storage & Peripherals	2.0	3,397,246
Household Durables	2.0	3,256,300
Aerospace & Defense	1.9	3,217,726
Health Care Equipment & Supplies	1.9	3,193,910
Electric Utilities	1.9	3,188,524
Software	1.8	3,048,271
Metals & Mining	1.8	2,925,215
Construction Materials	1.5	2,421,287
Building Products	1.3	2,138,241
Beverages	1.2	2,013,118
Food Products	1.2	2,006,016
IT Services	1.2	1,921,876
Multi-Utilities	1.1	1,836,791
Passenger Airlines	1.1	1,773,215
Consumer Staples Distribution & Retail	1.0	1,719,938
Wireless Telecommunication Services	1.0	1,706,466
Tobacco	1.0	1,617,584
Commercial Services & Supplies	1.0	1,611,306
Electronic Equipment, Instruments & Components	1.0	1,609,020
International Equity Funds	1.0	1,592,696
Household Products	0.9	1,512,812
Biotechnology	0.9	1,430,422
Construction & Engineering	0.7	1,175,311
Industrial Conglomerates	0.7	1,123,827
Professional Services	0.7	1,104,099
Hotels, Restaurants & Leisure	0.6	1,035,068
Entertainment	0.6	983,283
Retail REITs	0.5	919,847
Interactive Media & Services	0.5	857,108
Air Freight & Logistics	0.4	663,505
Media	0.4	629,477
Broadline Retail	0.3	549,356
Personal Care Products	0.3	507,339
Health Care Providers & Services	0.3	496,974
Industrial REITs	0.3	478,730
Chemicals	0.2	313,245
Real Estate Management & Development	0.2	288,145

Investments	97.2	161,301,803
Short-Term Investments	2.8	4,669,285

Total Investments	100.0%	$165,971,088

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$2,282,322	$155,892,444	$—	$158,174,766
Preferred Stock	—	1,534,341	—	1,534,341
Exchange-Traded Fund	1,592,696	—	—	1,592,696
Other Investment Company	1,545,075	—	—	1,545,075
Repurchase Agreement	—	3,124,210	—	3,124,210

Total Investments	$5,420,093	$160,550,995	$—	$165,971,088

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $439,524, representing 0.3% of the Fund’s net assets.
(C)	All or a portion of the security is on loan. The value of the security on loan is $2,325,551, collateralized by cash collateral of $1,545,075 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $927,638. The amount on loan indicated may not correspond with the security on loan identified because a security with pending sales are in the process of recall from the brokers.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $151,229,406) (including securities loaned of $2,325,551)	$162,846,878
Repurchase agreement, at value (cost $3,124,210)	3,124,210
Receivables and other assets:
Net income from securities lending	208
Shares of beneficial interest sold	9,108
Dividends	498,230
Interest	217
Tax reclaims	446,905
Other assets	76,042
Total assets	167,001,798

Liabilities:
Foreign currency overdraft, at value (cost $653)	662
Cash collateral received upon return of:
Securities on loan	1,545,075
Payables and other liabilities:
Shares of beneficial interest redeemed	13,258
Investment management fees	102,933
Distribution and service fees	288
Transfer agent fees	1,300
Trustee and CCO fees	47
Audit and tax fees	24,309
Custody fees	6,140
Legal fees	1,920
Printing and shareholder reports fees	684
Registration fees	639
Other accrued expenses	3,594
Total liabilities	1,700,849
Net assets	$165,300,949

Net assets consist of:
Paid-in capital	$152,001,590
Total distributable earnings (accumulated losses)	13,299,359
Net assets	$165,300,949

Net assets by class:
Class A	$1,321,173
Class I	681,140
Class I2	149,375,345
Class R6	13,923,291
Shares outstanding (unlimited shares, no par value):
Class A	132,652
Class I	68,188
Class I2	14,933,681
Class R6	1,392,664
Net asset value per share: (A)
Class A	$9.96
Class I	9.99
Class I2	10.00
Class R6	10.00
Maximum offering price per share: (B)
Class A	$10.54

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$6,221,494
Interest income	77,602
Net income from securities lending	88,336
Withholding taxes on foreign income	(640,018)
Total investment income	5,747,414

Expenses:
Investment management fees	1,233,490
Distribution and service fees:
Class A	2,629
Transfer agent fees:
Class A	1,303
Class I	694
Class I2	12,045
Class R6	1,042
Trustee and CCO fees	6,678
Audit and tax fees	28,109
Custody fees	50,543
Legal fees	11,688
Printing and shareholder reports fees	5,982
Registration fees	62,692
Other	21,757
Total expenses before waiver and/or reimbursement and recapture	1,438,652
Expenses waived and/or reimbursed:
Class A	(759)
Class I	(11)
Recapture of previously waived and/or reimbursed fees:
Class A	1,465
Class I	453
Net expenses	1,439,800
Net investment income (loss)	4,307,614

Net realized gain (loss) on:
Investments	(1,024,523)
Foreign currency transactions	(12,236)
Net realized gain (loss)	(1,036,759)

Net change in unrealized appreciation (depreciation) on:
Investments	23,997,909
Translation of assets and liabilities denominated in foreign currencies	26,927
Net change in unrealized appreciation (depreciation)	24,024,836
Net realized and change in unrealized gain (loss)	22,988,077
Net increase (decrease) in net assets resulting from operations	$27,295,691

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$4,307,614	$4,814,059
Net realized gain (loss)	(1,036,759)	(831,235)
Net change in unrealized appreciation (depreciation)	24,024,836	(31,626,834)
Net increase (decrease) in net assets resulting from operations	27,295,691	(27,644,010)

Dividends and/or distributions to shareholders:
Class A	(18,194)	(61,683)
Class I	(15,026)	(52,706)
Class I2	(4,195,583)	(11,029,440)
Class R6	(344,019)	(1,321,802)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,572,822)	(12,465,631)

Capital share transactions:
Proceeds from shares sold:
Class A	699,587	225,139
Class I	46,666	84,490
Class I2	10,091,733	57,556,341
Class R6	2,496,231	16,320,797
13,334,217	74,186,767
Dividends and/or distributions reinvested:
Class A	18,194	61,683
Class I	15,026	52,706
Class I2	4,195,583	11,029,440
Class R6	344,019	1,321,802
4,572,822	12,465,631
Cost of shares redeemed:
Class A	(221,030)	(88,865)
Class I	(1,501)	(25,948)
Class I2	(28,156,735)	(26,944,838)
Class R6	(2,936,268)	(1,980,911)
(31,315,534)	(29,040,562)
Net increase (decrease) in net assets resulting from capital share transactions	(13,408,495)	57,611,836
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	1,908	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	1,486	(B)
—	3,394
Net increase (decrease) in net assets	9,314,374	17,505,589

Net assets:
Beginning of year	155,986,575	138,480,986
End of year	$165,300,949	$155,986,575

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	67,185	22,559
Class I	4,449	8,361
Class I2	1,026,462	6,110,522
Class R6	243,027	1,426,989
	1,341,123	7,568,431
Shares reinvested:
Class A	1,909	5,776
Class I	1,573	4,956
Class I2	439,328	1,030,789
Class R6	36,023	123,533
	478,833	1,165,054
Shares redeemed:
Class A	(21,516)	(9,514)
Class I	(157)	(2,376)
Class I2	(2,740,904)	(2,469,194)
Class R6	(292,898)	(194,814)
	(3,055,475)	(2,675,898)
Net increase (decrease) in shares outstanding:
Class A	47,578	18,821
Class I	5,865	10,941
Class I2	(1,275,114)	4,672,117
Class R6	(13,848)	1,355,708
	(1,235,519)	6,057,587

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.75	$11.77		$8.62	$9.60	$9.19

Investment operations:
Net investment income (loss) (A)	0.20	0.31		0.23	0.14	0.18
Net realized and unrealized gain (loss)	1.23	(2.42)		3.03	(1.12)	0.24
Total investment operations	1.43	(2.11)		3.26	(0.98)	0.42
Contributions from affiliate	—	0.02	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)	(0.30)		(0.11)	—	(0.01)
Net realized gains	—	(0.63)		—	—	—
Total dividends and/or distributions to shareholders	(0.22)	(0.93)		(0.11)	—	(0.01)

Net asset value, end of year	$9.96	$8.75		$11.77	$8.62	$9.60
Total return (C)	16.69%	(19.19	)%(B)	38.12%	(10.21)%	4.59%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,321	$745		$780	$473	$498
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.18%	1.15%		1.14%	1.20%	3.11%
Including waiver and/or reimbursement and recapture	1.25%	1.25%		1.25%	1.25%	1.24%
Net investment income (loss) to average net assets	2.00%	3.13%		2.04%	1.60%	1.95%
Portfolio turnover rate	35%	41%		52%	49%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.19%.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.77	$11.83		$8.65	$9.62	$9.19

Investment operations:
Net investment income (loss) (A)	0.23	0.33		0.25	0.17	0.20
Net realized and unrealized gain (loss)	1.23	(2.43)		3.07	(1.13)	0.24
Total investment operations	1.46	(2.10)		3.32	(0.96)	0.44
Contributions from affiliate	—	0.02	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.35)		(0.14)	(0.01)	(0.01)
Net realized gains	—	(0.63)		—	—	—
Total dividends and/or distributions to shareholders	(0.24)	(0.98)		(0.14)	(0.01)	(0.01)

Net asset value, end of year	$9.99	$8.77		$11.83	$8.65	$9.62
Total return	16.79%	(19.02	)%(B)	38.63%	(9.98)%	4.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$681	$547		$608	$439	$501
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.91%	0.93%		0.96%	1.03%	2.95%
Including waiver and/or reimbursement and recapture	0.98%	1.00%		1.00%	1.00%	0.99%
Net investment income (loss) to average net assets	2.29%	3.33%		2.25%	1.83%	2.21%
Portfolio turnover rate	35%	41%		52%	49%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.78	$11.83	$8.65	$9.62	$9.19

Investment operations:
Net investment income (loss) (A)	0.25	0.34	0.26	0.17	0.11
Net realized and unrealized gain (loss)	1.23	(2.42)	3.06	(1.13)	0.33
Total investment operations	1.48	(2.08)	3.32	(0.96)	0.44
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.26)	(0.34)	(0.14)	(0.01)	(0.01)
Net realized gains	—	(0.63)	—	—	—
Total dividends and/or distributions to shareholders	(0.26)	(0.97)	(0.14)	(0.01)	(0.01)

Net asset value, end of year	$10.00	$8.78	$11.83	$8.65	$9.62
Total return	16.97%	(19.08)%	38.64%	(9.98)%	4.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$149,376	$142,358	$136,492	$106,120	$76,498
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%	0.83%	0.85%	0.93%	2.85%
Including waiver and/or reimbursement and recapture	0.81%	0.83%	0.93%	1.00%	0.99%
Net investment income (loss) to average net assets	2.45%	3.37%	2.31%	1.89%	1.24%
Portfolio turnover rate	35%	41%	52%	49%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.77	$11.83	$8.65	$9.62	$9.19

Investment operations:
Net investment income (loss) (A)	0.25	0.36	0.25	0.17	0.20
Net realized and unrealized gain (loss)	1.23	(2.45)	3.07	(1.13)	0.24
Total investment operations	1.48	(2.09)	3.32	(0.96)	0.44
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.34)	(0.14)	(0.01)	(0.01)
Net realized gains	—	(0.63)	—	—	—
Total dividends and/or distributions to shareholders	(0.25)	(0.97)	(0.14)	(0.01)	(0.01)

Net asset value, end of year	$10.00	$8.77	$11.83	$8.65	$9.62
Total return	17.01%	(19.12)%	38.63%	(9.98)%	4.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,923	$12,337	$601	$434	$482
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.81%	0.83%	0.86%	0.93%	2.85%
Including waiver and/or reimbursement and recapture	0.81%	0.92%	0.96%	1.00%	0.99%
Net investment income (loss) to average net assets	2.43%	3.70%	2.28%	1.85%	2.20%
Portfolio turnover rate	35%	41%	52%	49%	35%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Stock (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class I, Class I2, and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $11,444.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 30, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,545,075	$—	$—	$—	$1,545,075
Total Borrowings	$1,545,075	$—	$—	$—	$1,545,075

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 138,869,327	84.01%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.70%
Over $500 million up to $1 billion	0.68
Over $1 billion up to $2 billion	0.67
Over $2 billion up to $3 billion	0.64
Over $3 billion	0.63

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.25%	March 1, 2024
Class I	1.00	March 1, 2024
Class I2	0.89	March 1, 2024
Class R6	0.92	March 1, 2024
Prior to March 1, 2023
Class I2	0.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$826	$440	$1,266

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I2 and Class R6.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$1,820	$—

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 15,047	$ 1,294

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 59,706,183	$ —	$ 71,428,186	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 156,196,482	$ 19,897,955	$ (10,123,349)	$ 9,774,606

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,642,052	$ 610,164

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 4,572,822	$ —	$ —	$ —	$ 4,622,786	$ —	$ 7,842,845	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,791,803	$ —	$ —	$ (2,252,216)	$ —	$ —	$ 9,759,772

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Stock

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Stock (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $4,319,974 of qualified dividend income.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 4,752,467	$ 379,350

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica International Stock (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and ClariVest Asset Management LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-year period and in line with the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 3-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica International Stock

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 INTL STOCK 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica International Sustainable Equity

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica International Sustainable Equity

(unaudited)

MARKET ENVIRONMENT

From the Fund’s launch (March 31, 2023) through its fiscal year end on October 31, 2023, markets grappled with the trajectory of interest rates and the ultimate impact of higher rates on the global economy and corporate earnings. Central banks across the world shifted from easing (negative real interest rates) to tightening (positive real rates).

In the second quarter of 2023, international equities delivered a third straight quarter of positive returns. In the second quarter, stocks performed well globally despite interest rate hikes from many central banks. In the eurozone, data showed a second straight quarter of negative gross domestic product growth. Japanese equities reached a 33-year high; UK stocks fell, and emerging market stocks posted slight gains despite a difficult quarter for the Chinese market.

Stocks took a breather in the third quarter of 2023. Technology, which led in the second quarter, underperformed in the third quarter and for the period from March 31, 2023 through October 31, 2023 overall. Energy was the only sector to post positive returns in the quarter and one of only two for the full period. Western Europe underperformed for the period due to impact from the war in Ukraine, a weaker euro, and overall economy.

PERFORMANCE

For the period ended October 31, 2023, Transamerica International Sustainable Equity (Class R6) returned -9.30%. By comparison, its benchmark, the MSCI All Country World Index ex-US Index, returned -5.49%.

STRATEGY REVIEW

We believe a portfolio of the best global high-quality growth companies characterized by a history of producing consistent returns above the cost of capital with sustainable competitive advantages is the best way to achieve steady, strong, and enduring relative returns. We believe companies with strong ESG characteristics are better equipped to adapt to change, to evolve, and to avoid unnecessary liabilities while contributing to investor return potential and risk reduction. Integrating ESG analysis with traditional financial analysis produces better financial results, in our view.

The Fund underperformed the MSCI All Country World ex-U.S. Index over the period from the Fund’s launch on March 31, 2023 through its fiscal year end on October 31, 2023, as its quality and growth characteristics were not rewarded over the period.

Energy, one of only two sectors to post a positive return in the index, benefited from higher oil prices amid production cuts. Our lack of exposure to the sector was a detractor. We believe traditional energy is in long-term secular decline. Oil and gas use is not going away, but we believe demand will fall as governments strive to meet their Paris Climate Accord (an international treaty on climate change) commitments and corporations work to reach net-zero promises. Increased regulation and demand for cheaper and cleaner renewable sources of energy will only add to the profitability challenges for fossil fuel companies and other traditional energy companies.

Holdings in financials also detracted from relative performance, led by Asian financial services stocks including Hong Kong Exchanges, HDFC Bank Ltd., ADR and AIA Group Ltd. Japanese industrial companies Nidec Corp. and Fanuc Corp. lagged on declining orders from China. Power semiconductor leader Infineon Technologies AG suppressed returns in the information technology sector on slowing demand and inventory concerns. Positive contribution to performance came in the communication services, consumer staples, materials, and consumer discretionary sectors.

Among growth stocks selling off, Samsung SDI Co. Ltd. and Sungrow Power Supply Co. Ltd. tumbled on softening investor interest in batteries and photovoltaics companies, despite double-digit growth in revenues. Orsted, a global leader in wind and solar energy, and Resmed Inc., a medical equipment company, dropped on challenges to their core businesses. Orsted encountered rising project funding costs and regulatory hurdles, while ResMed Inc. suffered as investors questioned the impact of new weight loss drugs on sleep apnea patients.

Some portfolio companies saw double-digit percentage gains. Dechra Pharmaceuticals PLC spiked on a takeover by a private equity firm, and Novo Nordisk AS shares charged higher on weight-loss treatment enthusiasm. Shares of Klabin SA, Sao Martinho SA, Ferguson PLC, Itau Unibanco Holding SA, ADR and ORIX Corp. also rose significantly.

James Madden, CFA

Anthony Tursich, CFA

Beth Williamson

Co-Portfolio Managers

Calamos Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	10 Year or Since Inception		Inception Date
Class A (POP)	(14.46	)%(A)	03/31/2023
Class A (NAV)	(9.50	)%(A)	03/31/2023
Class R6 (NAV)	(9.30	)%(A)	03/31/2023
MSCI All Country World Index ex-US Index (B)	(5.49	)%(A)

(A) Not annualized.

(B) The MSCI All Country World Index ex-US Index captures large and mid-cap representation across developed and emerging markets countries, excluding the US.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. Investments in global/international markets involve risks not associated with U.S. markets, such as currency fluctuations, adverse social and political developments, and the relatively small size, lower market volumes and lesser liquidity of the markets.

Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the subadviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$880.40	$5.27	$1,019.70	$5.60	1.10%
Class R6	1,000.00	881.40	3.36	1,021.70	3.57	0.70

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.5%
Repurchase Agreement	4.1
Other Investment Company	0.2
Net Other Assets (Liabilities)	(0.8)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 96.5%
Australia - 2.8%
Cochlear Ltd.	323	$49,508
CSL Ltd.	532	78,625

		128,133

Belgium - 1.1%
KBC Group NV	905	49,806

Brazil - 2.7%
Itau Unibanco Holding SA, ADR	8,021	42,592
Klabin SA	9,417	39,971
Sao Martinho SA	5,893	41,435

		123,998

Canada - 3.8%
BCE, Inc.	2,520	93,550
Canadian Pacific Kansas City Ltd.	1,127	79,983

		173,533

China - 2.7%
BYD Co. Ltd., H Shares	3,000	91,230
Sungrow Power Supply Co. Ltd., A Shares	2,900	33,419

		124,649

Colombia - 0.6%
Interconexion Electrica SA ESP	7,640	26,914

Denmark - 3.6%
Coloplast AS, Class B	297	30,972
Novo Nordisk AS, Class B	1,018	98,213
Novozymes AS, B Shares	763	34,292

		163,477

France - 8.2%
Air Liquide SA	378	64,771
Cie de Saint-Gobain SA	628	34,185
Cie Generale des Etablissements Michelin SCA	2,025	60,160
Dassault Systemes SE	922	37,980
EssilorLuxottica SA	420	76,055
L’Oreal SA	236	99,198

		372,349

Germany - 6.1%
Infineon Technologies AG	2,457	71,770
Merck KGaA	417	62,983
SAP SE	606	81,284
Siemens AG	464	61,572

		277,609

Hong Kong - 5.9%
AIA Group Ltd.	9,800	85,101
China Water Affairs Group Ltd.	60,000	37,970
Hang Seng Bank Ltd.	5,200	59,452
Hong Kong Exchanges & Clearing Ltd.	2,400	83,958

		266,481

India - 1.9%
HDFC Bank Ltd., ADR	1,521	86,013

Indonesia - 1.7%
Bank Rakyat Indonesia Persero Tbk. PT	245,500	76,764

Ireland - 4.7%
Accenture PLC, Class A	237	70,410
Aptiv PLC (A)	446	38,891
Kerry Group PLC, Class A	888	68,593
Kingspan Group PLC	532	35,803

		213,697

	Shares	Value
COMMON STOCKS (continued)
Italy - 1.3%
Prysmian SpA	896	$ 33,552
Terna - Rete Elettrica Nazionale	3,132	23,982

		57,534

Japan - 12.6%
Daifuku Co. Ltd.	4,100	67,744
FANUC Corp.	1,400	34,743
KDDI Corp.	2,500	74,787
Nidec Corp.	1,700	62,358
Omron Corp.	900	32,244
ORIX Corp.	4,800	87,294
Recruit Holdings Co. Ltd.	2,500	71,682
Sony Group Corp., ADR	1,232	102,318
Sysmex Corp.	800	38,322

		571,492

Mexico - 1.9%
Grupo Financiero Banorte SAB de CV, Class O	10,376	84,054

Netherlands - 2.7%
ASML Holding NV	72	43,281
Koninklijke Ahold Delhaize NV	2,604	77,109

		120,390

Norway - 1.4%
DNB Bank ASA	3,408	61,487

Peru - 1.0%
Credicorp Ltd.	378	47,235

Portugal - 1.6%
Jeronimo Martins SGPS SA	3,149	72,600

Republic of Korea - 1.7%
Samsung SDI Co. Ltd.	121	38,313
Shinhan Financial Group Co. Ltd.	1,479	38,016

		76,329

Singapore - 1.7%
Capitaland Investment Ltd.	36,900	79,231

Spain - 3.7%
Amadeus IT Group SA	756	43,147
EDP Renovaveis SA	1,117	17,969
Industria de Diseno Textil SA (B)	3,114	107,489

		168,605

Sweden - 3.1%
Assa Abloy AB, Class B	2,623	55,909
Atlas Copco AB, A Shares	4,066	52,651
Epiroc AB, Class A	1,912	31,500

		140,060

Switzerland - 6.6%
DSM-Firmenich AG	526	47,685
Lonza Group AG	121	42,375
Roche Holding AG	305	78,601
Sika AG	223	53,366
Straumann Holding AG	260	30,728
TE Connectivity Ltd.	387	45,608

		298,363

Taiwan - 3.0%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	1,562	134,816

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
United Kingdom - 6.9%
Aviva PLC	12,340	$ 59,770
Croda International PLC	805	42,903
Ferguson PLC	445	66,839
Greggs PLC	2,223	64,036
Halma PLC	1,404	31,574
National Grid PLC, ADR (B)	764	45,954

		311,076

United States - 1.5%
Linde PLC	182	69,553

Total Common Stocks (Cost $4,880,511)		4,376,248

OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (C)	9,594	9,594

Total Other Investment Company (Cost $9,594)		9,594

	Principal	Value
REPURCHASE AGREEMENT - 4.1%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $186,269 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $190,044.	$186,256	$ 186,256

Total Repurchase Agreement (Cost $186,256)		186,256

Total Investments (Cost $5,076,361)		4,572,098
Net Other Assets (Liabilities) - (0.8)%		(34,276)

Net Assets - 100.0%		$4,537,822

INVESTMENTS BY INDUSTRY (unaudited):

Industry	Percentage of Total Investments	Value
Banks	11.9%	$545,419
Chemicals	6.8	312,570
Semiconductors & Semiconductor Equipment	5.5	249,867
Pharmaceuticals	5.2	239,797
Health Care Equipment & Supplies	4.9	225,585
Machinery	4.1	186,638
Consumer Staples Distribution & Retail	3.3	149,709
Electronic Equipment, Instruments & Components	3.2	147,739
Insurance	3.2	144,871
Electrical Equipment	2.8	129,329
Building Products	2.8	125,897
Software	2.6	119,264
Food Products	2.4	110,028
Specialty Retail	2.4	107,489
Hotels, Restaurants & Leisure	2.3	107,183
Household Durables	2.2	102,318
Personal Care Products	2.2	99,198
Automobile Components	2.2	99,051
Diversified Telecommunication Services	2.1	93,550
Automobiles	2.0	91,230
Financial Services	1.9	87,294
Capital Markets	1.8	83,958
Ground Transportation	1.8	79,983
Real Estate Management & Development	1.7	79,231
Biotechnology	1.7	78,625
Wireless Telecommunication Services	1.6	74,787
Professional Services	1.6	71,682
IT Services	1.5	70,410
Trading Companies & Distributors	1.5	66,839
Industrial Conglomerates	1.4	61,572
Electric Utilities	1.1	50,896
Multi-Utilities	1.0	45,954

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENTS BY INDUSTRY (unaudited) (continued):

Industry	Percentage of Total Investments	Value
Life Sciences Tools & Services	0.9%	$42,375
Containers & Packaging	0.9	39,971
Water Utilities	0.8	37,970
Independent Power & Renewable Electricity Producers	0.4	17,969

Investments	95.7	4,376,248
Short-Term Investments	4.3	195,850

Total Investments	100.0%	$4,572,098

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,116,136	$3,260,112	$—	$4,376,248
Other Investment Company	9,594	—	—	9,594
Repurchase Agreement	—	186,256	—	186,256

Total Investments	$1,125,730	$3,446,368	$—	$4,572,098

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing security.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $141,991, collateralized by cash collateral of $9,594 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $138,332. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the period ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $4,890,105) (including securities loaned of $141,991)	$4,385,842
Repurchase agreement, at value (cost $186,256)	186,256
Cash	4
Receivables and other assets:
Net income from securities lending	47
Dividends	9,738
Interest	13
Tax reclaims	2,296
Due from investment manager	36,817
Total assets	4,621,013

Liabilities:
Cash collateral received upon return of:
Securities on loan	9,594
Payables and other liabilities:
Investments purchased	42,823
Distribution and service fees	3
Transfer agent fees	33
Trustee and CCO fees	1
Audit and tax fees	25,287
Custody fees	2,632
Legal fees	69
Printing and shareholder reports fees	232
Registration fees	393
Other accrued expenses	2,124
Total liabilities	83,191
Net assets	$4,537,822

Net assets consist of:
Paid-in capital	$4,996,352
Total distributable earnings (accumulated losses)	(458,530)
Net assets	$4,537,822

Net assets by class:
Class A	$11,601
Class R6	4,526,221

Shares outstanding (unlimited shares, no par value):
Class A	1,282
Class R6	499,000

Net asset value per share: (A)
Class A	$9.05
Class R6	9.07

Maximum offering price per share: (B)
Class A	$9.58

(A)	Net asset value per share for Class R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

STATEMENT OF OPERATIONS

For the period ended October 31, 2023 (A)

Investment Income:
Dividend income	$85,120
Interest income	1,508
Net income from securities lending	399
Withholding taxes on foreign income	(9,194)
Total investment income	77,833

Expenses:
Investment management fees	16,185
Distribution and service fees:
Class A	15
Transfer agent fees:
Class A	16
Class R6	220
Trustee and CCO fees	117
Audit and tax fees	25,302
Custody fees	7,613
Legal fees	61,455
Printing and shareholder reports fees	2,563
Registration fees	47,457
Other	7,584
Total expenses before waiver and/or reimbursement and recapture	168,527
Expenses waived and/or reimbursed:
Class A	(333)
Class R6	(148,471)
Recapture of previously waived and/or reimbursed fees:
Class A	16
Class R6	885
Net expenses	20,624
Net investment income (loss)	57,209

Net realized gain (loss) on:
Investments	(15,757)
Foreign currency transactions	(2,009)
Net realized gain (loss)	(17,766)

Net change in unrealized appreciation (depreciation) on:
Investments	(504,263)
Translation of assets and liabilities denominated in foreign currencies	(108)
Net change in unrealized appreciation (depreciation)	(504,371)
Net realized and change in unrealized gain (loss)	(522,137)
Net increase (decrease) in net assets resulting from operations	$(464,928)

(A)	Commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

October 31, 2023 (A)
From operations:
Net investment income (loss)	$57,209
Net realized gain (loss)	(17,766)
Net change in unrealized appreciation (depreciation)	(504,371)
Net increase (decrease) in net assets resulting from operations	(464,928)

Capital share transactions:
Proceeds from shares sold:
Class A	12,750
Class R6	4,990,000
5,002,750
Net increase (decrease) in net assets resulting from capital share transactions	5,002,750
Net increase (decrease) in net assets	4,537,822

Net assets:
Beginning of period	—
End of period	$4,537,822

Capital share transactions - shares:
Shares issued:
Class A	1,282
Class R6	499,000
500,282

Net increase (decrease) in shares outstanding:
Class A	1,282
Class R6	499,000
500,282

(A)	Commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.09
Net realized and unrealized gain (loss)	(1.04)
Total investment operations	(0.95)

Net asset value, end of period	$9.05
Total return (C)(D)	(9.50)%

Ratio and supplemental data:
Net assets end of period (000’s)	$12
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	6.23%
Including waiver and/or reimbursement and recapture	1.10%
Net investment income (loss) to average net assets (E)	1.54%
Portfolio turnover rate (D)	7%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Class R6
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.11
Net realized and unrealized gain (loss)	(1.04)
Total investment operations	(0.93)

Net asset value, end of period	$9.07
Total return (C)	(9.30)%

Ratio and supplemental data:
Net assets end of period (000’s)	$4,526
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	5.73%
Including waiver and/or reimbursement and recapture	0.70%
Net investment income (loss) to average net assets (D)	1.94%
Portfolio turnover rate (C)	7%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica International Sustainable Equity (the “Fund”) commenced operations on March 31, 2023. The Fund is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the period ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended October 31, 2023, commissions recaptured are $256.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$9,594	$—	$—	$—	$9,594
Total Borrowings	$9,594	$—	$—	$—	$9,594

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Small and medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small or medium capitalization companies. Small or medium capitalization companies may be more at risk than large capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on a limited management group. Securities of small and medium capitalization companies may be more volatile than and may underperform large capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Sustainability investing risk — Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the subadviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the fund’s ability to invest in accordance with its sustainability strategy.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$4,535,099	99.94%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.55%
Over $500 million up to $1 billion	0.53
Over $1 billion up to $2 billion	0.52
Over $2 billion up to $3 billion	0.51
Over $3 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A (A)	1.10%	March 1, 2025
Class R6 (A)	0.70	March 1, 2025

(A)	Class commenced operations on March 31, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023 (A)	Total
Class A	$—	$—	$317	$317
Class R6	—	—	147,587	147,587

(A)	Commenced operations on March 31, 2023.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the period ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$236	$32

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the period ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$5,229,051	$ —	$332,558	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained

Transamerica Funds	Annual Report 2023

Transamerica International Sustainable Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, passive foreign investment companies. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment companies and foreign currency gains and losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (6,398)	$ 6,398

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 5,085,058	$ 72,199	$ (585,159)	$ (512,960)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 15,789	$ —

During the period ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 70,327	$ —	$ —	$ (15,789)	$ —	$ —	$ (513,068)

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica International Sustainable Equity.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica International Sustainable Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations and changes in its net assets and its financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the period ended October 31, 2023.

For dividends paid during the period ended October 31, 2023, the Fund designated $8,521 of qualified dividend income.

The amounts which represent income derived from sources within, and taxes paid to, foreign countries or possessions of the U.S. are as follows:

Foreign Source Income	Foreign Taxes
$ 64,454	$ 8,521

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 INTL SUS EQTY 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Large Cap Value

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Large Cap Value

(unaudited)

MARKET ENVIRONMENT

The Russell 1000® Value Index’s flat return of 0.13% over the 12-month period ended October 31, 2023, is deceiving, as the period was filled with volatility and sentiment shifts, driven by inflation, rising interest rates and the quest to decipher the U.S. Federal Reserve’s (“Fed”) talking points, geopolitical risks, and the recession versus soft-landing debate.

The broader equity markets, as represented by the Russell 1000® Index (+9.46%), were supported by a resilient U.S. economy and durable corporate profit picture. That said, the resiliency of the economy and corporate profit backdrop has been called into question, as the higher-for-longer interest rate environment gains credibility.

For the period, large-cap stocks outperformed small-cap stocks, with a divergence in style. The S&P 500® Index was up 10.14%, while the Russell 2000® Index was down -8.56%. Within the large-cap universe, the Russell 1000® Growth Index was up 18.95% compared to 0.13% for the Russell 1000® Value Index.

Within the Russell 1000® Value Index, the best-performing sectors were technology (+24.70%), manufacturing (+8.04%), and basic materials (+7.24%). The top laggards were healthcare (-10.34%), real estate (-8.04%), and utilities (-7.97%).

Following the correction in stock prices during the third quarter of 2023, combined with a relatively healthy corporate profit picture, valuation levels were not far off the long-term median of just over 16x forward earnings as of period end.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Large Cap Value (Class A) returned -0.12%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 0.13%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the Russell 1000® Value Index, during the fiscal year ended October 31, 2023. Outperformance was driven by both stock selection and sector allocation. Stock selection was led by the healthcare, technology, and basic materials sectors, while we realized negative stock selection in consumer discretionary, financial services, and transportation. Positive sector allocation was mostly driven by a modest overweight to the technology sector (+24.70%), which significantly outperformed the benchmark in the period.

At the stock level, top contributors included Microsoft Corp. and Eli Lilly And Co. Shares of Microsoft Corp., a software and cloud company, outperformed in the period on the back of several better-than-expected quarters, driven by strength from Azure (where revenue recently re-accelerated to +28%) and the AI product ramp. The company continued to drive positive leverage at both the gross margin and operating margin level. In the healthcare sector, shares of Eli Lilly And Co., a biopharmaceutical company, handily outperformed most peers during a challenging period for the healthcare sector, which was the worst performing sector over the period, down -10.34%. At a more granular level, the company posted relatively strong earnings during the period and boosted revenue guidance. The company has benefitted from a very strong launch of tirzepatide (brand name Mounjaro) for diabetes treatment and optimism about applications for the obesity market. Lastly, the company has a drug in development to treat Alzheimer’s, which also drove shares higher in the period. We exited the position towards the end of the period based on valuation and a more balanced risk/reward profile.

The largest detractor in the fund was PayPal Holdings, Inc. Shares of PayPal Holdings, Inc. underperformed in the period, as investors were concerned with gross margin pressure from the faster-growing but lower-margin Braintree business and potential continued market share loss. We continue to hold the shares as the platform still holds value in our view, and we look favorably on the recent change in senior management.

Paul Roukis, CFA

Jeff Agne

Co-Portfolio Managers

Great Lakes Advisors LLC

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(5.58)%	4.13%	6.75%	11/15/2010
Class A (NAV)	(0.12)%	5.31%	7.35%	11/15/2010
Russell 1000® Value Index (A)	0.13%	6.60%	7.60%
Class C (POP)	(1.78)%	4.53%	6.57%	11/15/2010
Class C (NAV)	(0.84)%	4.53%	6.57%	11/15/2010
Class I (NAV)	0.32%	5.74%	7.71%	11/15/2010
Class I2 (NAV)	0.34%	5.72%	7.77%	11/15/2010
Class R6 (NAV)	0.33%	5.72%	6.84%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$964.30	$5.00	$1,020.20	$5.09	1.00%
Class C	1,000.00	960.80	8.84	1,016.30	9.00	1.77
Class I	1,000.00	966.80	3.21	1,022.00	3.26	0.64
Class I2	1,000.00	967.10	3.16	1,022.00	3.21	0.63
Class R6	1,000.00	967.10	3.16	1,022.00	3.21	0.63

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.1%
Repurchase Agreement	2.2
Net Other Assets (Liabilities)	(0.3)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.1%
Aerospace & Defense - 4.0%
RTX Corp.	381,906	$31,083,329
Textron, Inc.	271,683	20,647,908

		51,731,237

Automobiles - 1.3%
General Motors Co.	594,782	16,772,852

Banks - 8.7%
Bank of America Corp.	877,105	23,102,946
JPMorgan Chase & Co.	380,816	52,956,273
Wells Fargo & Co.	939,148	37,349,916

		113,409,135

Beverages - 2.8%
PepsiCo, Inc.	221,638	36,189,053

Biotechnology - 4.2%
AbbVie, Inc.	195,397	27,586,148
Amgen, Inc.	107,998	27,615,089

		55,201,237

Capital Markets - 4.8%
BlackRock, Inc.	55,478	33,968,070
Intercontinental Exchange, Inc.	265,452	28,520,163

		62,488,233

Chemicals - 2.8%
Air Products & Chemicals, Inc.	130,220	36,779,337

Communications Equipment - 1.9%
Motorola Solutions, Inc.	88,113	24,535,946

Construction & Engineering - 2.2%
Quanta Services, Inc.	172,777	28,874,492

Construction Materials - 2.4%
Martin Marietta Materials, Inc.	74,808	30,591,983

Consumer Staples Distribution & Retail - 1.1%
Target Corp.	134,954	14,951,554

Electric Utilities - 3.7%
Duke Energy Corp.	334,382	29,723,216
Xcel Energy, Inc.	312,332	18,511,918

		48,235,134

Energy Equipment & Services - 2.4%
Schlumberger NV	565,058	31,451,128

Entertainment - 2.1%
Walt Disney Co. (A)	341,532	27,865,596

Financial Services - 1.5%
PayPal Holdings, Inc. (A)	368,806	19,104,151

Food Products - 3.0%
Mondelez International, Inc., Class A	344,042	22,779,021
Tyson Foods, Inc., Class A	350,112	16,227,691

		39,006,712

Ground Transportation - 2.1%
CSX Corp.	910,785	27,186,932

Health Care Equipment & Supplies - 4.7%
Abbott Laboratories	295,595	27,948,507
Boston Scientific Corp. (A)	652,591	33,406,133

		61,354,640

Health Care Providers & Services - 5.7%
Cencora, Inc.	210,857	39,040,173
UnitedHealth Group, Inc.	64,864	34,738,564

		73,778,737

	Shares	Value
COMMON STOCKS (continued)
Industrial REITs - 1.9%
Prologis, Inc.	240,389	$ 24,219,192

Insurance - 2.7%
Hartford Financial Services Group, Inc.	473,437	34,773,948

Interactive Media & Services - 3.7%
Alphabet, Inc., Class A (A)	164,582	20,421,335
Meta Platforms, Inc., Class A (A)	92,075	27,739,435

		48,160,770

Life Sciences Tools & Services - 2.4%
Thermo Fisher Scientific, Inc.	69,547	30,932,419

Machinery - 4.4%
Caterpillar, Inc.	111,784	25,268,773
Parker-Hannifin Corp.	86,644	31,963,838

		57,232,611

Media - 1.6%
Fox Corp., Class A	703,695	21,385,291

Oil, Gas & Consumable Fuels - 8.2%
ConocoPhillips	359,293	42,684,009
Exxon Mobil Corp.	606,858	64,235,919

		106,919,928

Passenger Airlines - 0.7%
Southwest Airlines Co.	432,118	9,605,983

Pharmaceuticals - 1.9%
Bristol-Myers Squibb Co.	486,683	25,078,775

Semiconductors & Semiconductor Equipment - 3.4%
Broadcom, Inc.	24,501	20,614,406
Micron Technology, Inc.	354,218	23,686,558

		44,300,964

Software - 1.8%
Microsoft Corp.	68,603	23,195,360

Specialized REITs - 2.0%
American Tower Corp.	142,878	25,459,431

Specialty Retail - 2.0%
Lowe’s Cos., Inc.	135,214	25,767,732

Total Common Stocks (Cost $1,152,202,268)		1,276,540,493

	Principal	Value
REPURCHASE AGREEMENT - 2.2%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $29,395,629 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $29,981,486.	$29,393,588	29,393,588

Total Repurchase Agreement (Cost $29,393,588)		29,393,588

Total Investments (Cost $1,181,595,856)		1,305,934,081
Net Other Assets (Liabilities) - (0.3)%		(4,192,782)

Net Assets - 100.0%		$1,301,741,299

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,276,540,493	$—	$—	$1,276,540,493
Repurchase Agreement	—	29,393,588	—	29,393,588

Total Investments	$1,276,540,493	$29,393,588	$—	$1,305,934,081

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,152,202,268)	$1,276,540,493
Repurchase agreement, at value (cost $29,393,588)	29,393,588
Cash	2,720
Receivables and other assets:
Shares of beneficial interest sold	68,061
Dividends	1,234,895
Interest	2,041
Total assets	1,307,241,798

Liabilities:
Payables and other liabilities:
Investments purchased	4,500,345
Shares of beneficial interest redeemed	186,875
Investment management fees	679,277
Distribution and service fees	29,476
Transfer agent fees	26,235
Trustee and CCO fees	374
Audit and tax fees	25,636
Custody fees	13,903
Legal fees	18,715
Printing and shareholder reports fees	8,943
Registration fees	761
Other accrued expenses	9,959
Total liabilities	5,500,499
Net assets	$1,301,741,299

Net assets consist of:
Paid-in capital	$1,071,469,316
Total distributable earnings (accumulated losses)	230,271,983
Net assets	$1,301,741,299

Net assets by class:
Class A	$74,589,326
Class C	14,119,010
Class I	87,679,400
Class I2	1,086,342,067
Class R6	39,011,496
Shares outstanding (unlimited shares, no par value):
Class A	6,234,019
Class C	1,189,541
Class I	7,248,336
Class I2	90,162,152
Class R6	3,237,417
Net asset value per share: (A)
Class A	$11.96
Class C	11.87
Class I	12.10
Class I2	12.05
Class R6	12.05
Maximum offering price per share: (B)
Class A	$12.66

(A)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$31,579,363
Interest income	671,653
Net income from securities lending	5
Total investment income	32,251,021

Expenses:
Investment management fees	9,567,942
Distribution and service fees:
Class A	197,937
Class C	170,459
Transfer agent fees:
Class A	99,624
Class C	24,658
Class I	102,997
Class I2	104,138
Class R6	3,182
Trustee and CCO fees	65,552
Audit and tax fees	47,322
Custody fees	89,661
Legal fees	110,789
Printing and shareholder reports fees	64,274
Registration fees	81,451
Other	89,490
Total expenses before waiver and/or reimbursement and recapture	10,819,476
Expenses waived and/or reimbursed:
Class A	(150)
Class C	(8)
Class I	(88,532)
Net expenses	10,730,786

Net investment income (loss)	21,520,235

Net realized gain (loss) on:
Investments	137,729,990

Net change in unrealized appreciation (depreciation) on:
Investments	(128,959,000)
Net realized and change in unrealized gain (loss)	8,770,990
Net increase (decrease) in net assets resulting from operations	$30,291,225

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$21,520,235	$26,242,576
Net realized gain (loss)	137,729,990	103,718,459
Net change in unrealized appreciation (depreciation)	(128,959,000)	(303,269,267)
Net increase (decrease) in net assets resulting from operations	30,291,225	(173,308,232)

Dividends and/or distributions to shareholders:
Class A	(5,106,528)	(2,045,943)
Class C	(1,051,627)	(337,943)
Class I	(6,648,939)	(3,100,771)
Class I2	(110,431,586)	(61,537,484)
Class R6	(2,934,870)	(1,443,181)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(126,173,550)	(68,465,322)

Capital share transactions:
Proceeds from shares sold:
Class A	14,337,651	17,227,609
Class C	2,538,132	7,123,093
Class I	25,221,338	57,152,362
Class I2	48,362,528	201,729,594
Class R6	3,395,489	32,844,523
93,855,138	316,077,181
Dividends and/or distributions reinvested:
Class A	4,601,956	1,852,361
Class C	906,745	285,437
Class I	5,715,770	2,647,280
Class I2	110,431,586	61,537,484
Class R6	2,934,870	1,443,181
124,590,927	67,765,743
Cost of shares redeemed:
Class A	(17,498,287)	(17,971,052)
Class C	(4,815,749)	(5,683,069)
Class I	(37,377,339)	(57,939,248)
Class I2	(675,239,627)	(657,846,069)
Class R6	(8,221,612)	(10,994,964)
(743,152,614)	(750,434,402)
Automatic conversions:
Class A	1,108,594	1,185,955
Class C	(1,108,594)	(1,185,955)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(524,706,549)	(366,591,478)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	666	(A)
Class C	—	1,377	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	108,984	(B)
—	111,027
Net increase (decrease) in net assets	(620,588,874)	(608,254,005)

Net assets:
Beginning of year	1,922,330,173	2,530,584,178
End of year	$1,301,741,299	$1,922,330,173

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,137,790	1,276,340
Class C	199,525	528,845
Class I	2,012,558	4,181,287
Class I2	3,876,887	14,512,637
Class R6	270,112	2,342,141
	7,496,872	22,841,250
Shares reinvested:
Class A	377,830	138,160
Class C	75,054	21,066
Class I	464,542	197,183
Class I2	9,009,543	4,571,397
Class R6	239,158	107,375
	10,166,127	5,035,181
Shares redeemed:
Class A	(1,393,233)	(1,370,446)
Class C	(387,786)	(444,551)
Class I	(2,954,834)	(4,331,121)
Class I2	(53,477,379)	(50,386,594)
Class R6	(655,772)	(829,435)
	(58,869,004)	(57,362,147)
Automatic conversions:
Class A	89,331	88,013
Class C	(90,064)	(88,741)
	(733)	(728)
Net increase (decrease) in shares outstanding:
Class A	211,718	132,067
Class C	(203,271)	16,619
Class I	(477,734)	47,349
Class I2	(40,590,949)	(31,302,560)
Class R6	(146,502)	1,620,081
	(41,206,738)	(29,486,444)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.80		$14.07		$9.10		$10.97		$12.09

Investment operations:
Net investment income (loss) (A)	0.12		0.11		0.09		0.19		0.19
Net realized and unrealized gain (loss)	(0.13	)(B)	(1.03)		4.98		(1.57)		(0.02	)(B)
Total investment operations	(0.01)		(0.92)		5.07		(1.38)		0.17
Contributions from affiliate	—		0.00	(C)(D)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)		(0.12)		(0.10)		(0.18)		(0.19)
Net realized gains	(0.70)		(0.23)		—		(0.31)		(1.10)
Total dividends and/or distributions to shareholders	(0.83)		(0.35)		(0.10)		(0.49)		(1.29)

Net asset value, end of year	$11.96		$12.80		$14.07		$9.10		$10.97
Total return (E)	(0.12)%		(6.69	)%(D)	55.91%		(13.06)%		2.51%

Ratio and supplemental data:
Net assets end of year (000’s)	$74,589		$77,059		$82,859		$50,011		$81,213
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%		0.98%		0.99%		1.07%		1.08%
Including waiver and/or reimbursement and recapture	1.00	%(F)	0.98	%(F)	0.99	%(F)	1.07	%(F)	1.08%
Net investment income (loss) to average net assets	0.98%		0.81%		0.76%		1.93%		1.69%
Portfolio turnover rate	18%		26%		127%		184%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Rounds to less than $0.01 or $(0.01)
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.70		$13.95		$9.05		$10.90		$12.01

Investment operations:
Net investment income (loss) (A)	0.03		0.01		0.00	(B)	0.12		0.11
Net realized and unrealized gain (loss)	(0.13	)(C)	(1.02)		4.94		(1.57)		(0.02	)(C)
Total investment operations	(0.10)		(1.01)		4.94		(1.45)		0.09
Contributions from affiliate	—		0.00	(B)(D)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.03)		(0.01)		(0.04)		(0.09)		(0.10)
Net realized gains	(0.70)		(0.23)		—		(0.31)		(1.10)
Total dividends and/or distributions to shareholders	(0.73)		(0.24)		(0.04)		(0.40)		(1.20)

Net asset value, end of year	$11.87		$12.70		$13.95		$9.05		$10.90
Total return (E)	(0.84)%		(7.34	)%(D)	54.71%		(13.77)%		1.81%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,119		$17,682		$19,204		$14,804		$38,234
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.77%		1.75%		1.76%		1.83%		1.82%
Including waiver and/or reimbursement and recapture	1.77	%(F)	1.75	%(F)	1.76	%(F)	1.83	%(F)	1.82%
Net investment income (loss) to average net assets	0.22%		0.04%		0.02%		1.21%		0.96%
Portfolio turnover rate	18%		26%		127%		184%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Total return has been calculated without deduction of the contingent deferred sales charge.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.92		$14.19		$9.17		$11.05		$12.16

Investment operations:
Net investment income (loss) (A)	0.17		0.16		0.14		0.24		0.23
Net realized and unrealized gain (loss)	(0.12	)(B)	(1.04)		5.01		(1.59)		(0.02	)(B)
Total investment operations	0.05		(0.88)		5.15		(1.35)		0.21
Contributions from affiliate	—		0.01	(C)	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)		(0.17)		(0.13)		(0.22)		(0.22)
Net realized gains	(0.70)		(0.23)		—		(0.31)		(1.10)
Total dividends and/or distributions to shareholders	(0.87)		(0.40)		(0.13)		(0.53)		(1.32)

Net asset value, end of year	$12.10		$12.92		$14.19		$9.17		$11.05
Total return	0.32%		(6.27	)%(C)	56.42%		(12.67)%		2.88%

Ratio and supplemental data:
Net assets end of year (000’s)	$87,679		$99,796		$108,943		$72,131		$251,629
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%		0.72%		0.72%		0.77%		0.79%
Including waiver and/or reimbursement and recapture	0.64	%(D)	0.63	%(D)(E)	0.63	%(E)	0.68	%(E)	0.77	%(E)
Net investment income (loss) to average net assets	1.35%		1.16%		1.16%		2.38%		2.02%
Portfolio turnover rate	18%		26%		127%		184%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.
(D)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(E)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.88		$14.16	$9.16	$11.04		$12.16

Investment operations:
Net investment income (loss) (A)	0.17		0.16	0.14	0.21		0.23
Net realized and unrealized gain (loss)	(0.12	)(B)	(1.05)	5.00	(1.56)		(0.02	)(B)
Total investment operations	0.05		(0.89)	5.14	(1.35)		0.21
Contributions from affiliate	—		—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.16)	(0.14)	(0.22)		(0.23)
Net realized gains	(0.70)		(0.23)	—	(0.31)		(1.10)
Total dividends and/or distributions to shareholders	(0.88)		(0.39)	(0.14)	(0.53)		(1.33)

Net asset value, end of year	$12.05		$12.88	$14.16	$9.16		$11.04
Total return	0.34%		(6.37)%	56.43%	(12.66)%		2.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,086,343		$1,684,204	$2,294,601	$1,454,992		$1,523,734
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.62%	0.62%	0.66%		0.69%
Including waiver and/or reimbursement and recapture	0.63%		0.62%	0.61%	0.66	%(C)	0.69%
Net investment income (loss) to average net assets	1.35%		1.16%	1.12%	2.23%		2.06%
Portfolio turnover rate	18%		26%	127%	184%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023		October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$12.88		$14.16	$9.16		$11.04		$12.16

Investment operations:
Net investment income (loss) (A)	0.17		0.15	0.15		0.22		0.23
Net realized and unrealized gain (loss)	(0.12	)(B)	(1.04)	4.99		(1.57)		(0.02	)(B)
Total investment operations	0.05		(0.89)	5.14		(1.35)		0.21
Contributions from affiliate	—		—	—		—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.18)		(0.16)	(0.14)		(0.22)		(0.23)
Net realized gains	(0.70)		(0.23)	—		(0.31)		(1.10)
Total dividends and/or distributions to shareholders	(0.88)		(0.39)	(0.14)		(0.53)		(1.33)

Net asset value, end of year	$12.05		$12.88	$14.16		$9.16		$11.04
Total return	0.33%		(6.37)%	56.42%		(12.66)%		2.90%

Ratio and supplemental data:
Net assets end of year (000’s)	$39,011		$43,589	$24,977		$25,121		$30,426
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%		0.62%	0.62%		0.66%		0.69%
Including waiver and/or reimbursement and recapture	0.63%		0.62%	0.62	%(C)	0.66	%(C)	0.69%
Net investment income (loss) to average net assets	1.35%		1.16%	1.23%		2.30%		2.06%
Portfolio turnover rate	18%		26%	127%		184%		162%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Cap Value (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $15,183.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust --Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 1,076,540,054	82.70%

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.594%
Over $1 billion up to $2 billion	0.580
Over $2 billion up to $3 billion	0.560
Over $3 billion	0.540

TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2024.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.05%	March 1, 2024
Class C	1.81	March 1, 2024
Class I	0.77	March 1, 2024
Class I2	0.67	March 1, 2024
Class R6	0.67	March 1, 2024
Prior to March 1, 2023
Class A	1.09
Class C	1.83
Class I2	0.72

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$99,060	$16
Class C	—	1,342

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 330,298	$ 25,594

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 295,090,422	$ —	$ 901,806,104	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 18,353,810	$ (18,353,810)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,192,014,520	$ 213,951,601	$ (100,032,040)	$ 113,919,561

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 22,333,460	$ —	$ 103,840,090	$ —	$ 68,465,322	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 931,429	$ —	$ 115,420,993	$ —	$ —	$ —	$ 113,919,561

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Large Cap Value

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Large Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $ 22,333,460 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions

For tax purposes, the Fund has made a long-term capital gain designation of $103,840,090 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Great Lakes Advisors, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 1-, 3- and 10-year periods and below the median for the past 5-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 10-year periods and below its benchmark for the past 5-year period. The Board noted that Rothschild & Co Asset Management US Inc. (“Rothschild”) had sub-advised the Fund since December 1, 2020. The Board noted that, effective April 3, 2023, the Sub-Adviser acquired Rothschild, and TAM entered into a new investment sub-advisory agreement with the Sub-Adviser with respect to the Fund, which had previously been approved by the Board. The Board noted that the Fund’s investment strategies and portfolio management team did not change as a result of the acquisition.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the

Transamerica Funds	Annual Report 2023

Transamerica Large Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA LCV 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Large Core ESG

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Large Core ESG

(unaudited)

MARKET ENVIRONMENT

The S&P 500® Index posted strong returns for the 12-month period ended October 31, 2023, although it retrenched some over the final three months of the period. A strong rally opened the calendar year led by mega-cap growth stocks, but some of the gains began evaporating in late July following a disappointing earnings season and the Federal Reserve’s decision to raise interest rates to a 22-year high. Weakness continued through period end, as rising interest rates coincided with stock declines. Communication services and information technology were easily the top performing sectors, while the utilities and real estate sectors led the decliners.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Large Core ESG (Class R4) returned 10.12%. By comparison, its benchmark, the S&P 500® Index, returned 10.14%.

STRATEGY REVIEW

On March 1, 2023, the Fund changed its mandate to an ESG focused strategy and its name to Transamerica Large Core ESG from Transamerica Large Core. The revised strategy is based on PineBridge Investments LLC’s philosophy that companies should be analyzed in the context of their life cycle (i.e., maturity and cyclicality), that diligent risk management creates consistency of performance, and the addition of ESG investing criteria allows for a portfolio tilted to stronger ESG-ranked stocks. Through our quantitative framework, PineBridge ranks companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). We believe this approach is more effective and dynamic than ranking the entire universe or ranking within static and heterogeneous sectors.

The Fund performed in line with its benchmark, the S&P 500® Index, during the fiscal year ended October 31, 2023. Holdings and an overweight in information technology, one of the index’s best performing sectors, were the largest relative contributors, followed by holdings and an underweight in consumer staples. Holdings in health care and real estate led sector detractors. From the team’s proprietary growth category perspective, the Fund’s holdings and an underweight in high-cyclical growth stocks were the largest relative contributors, while holdings in their exceptional growth category were the most significant detractors.

Among the top individual contributors were an overweight to Broadcom, Inc. and an underweight to Thermo Fisher Scientific, Inc. Underweights to NVIDIA Corp. and 3M Co. were the largest relative detractors.

Sheedsa Ali, CFA

Portfolio Manager

PineBridge Investments LLC

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	N/A	N/A	6.28	%(A)	03/01/2023
Class A (NAV)	N/A	N/A	6.28	%(A)	03/01/2023
Class I3 (NAV)	10.41%	10.31%	10.37%		03/10/2017
Class R (NAV)	9.85%	9.77%	9.82%		03/10/2017
Class R4 (NAV)	10.12%	10.01%	9.99%		09/11/2000
S&P 500® Index (B)	10.14%	11.01%	11.18%
Class R6 (NAV)	N/A	N/A	6.56	%(A)	03/01/2023

(A) Not annualized.

(B) The S&P 500® Index is a market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I3, R, R4 and R6 shares.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$1,016.20	$5.29	$1,020.00	$5.24	1.03%
Class I3	1,000.00	1,018.10	2.93	1,022.30	2.91	0.57
Class R	1,000.00	1,016.50	5.50	1,019.80	5.45	1.07
Class R4	1,000.00	1,017.70	4.22	1,021.10	4.18	0.82
Class R6	1,000.00	1,018.60	3.19	1,022.10	3.16	0.62

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.8%
Exchange-Traded Fund	0.9
Repurchase Agreement	0.1
Net Other Assets (Liabilities)	0.2
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.8%
Aerospace & Defense - 0.1%
Textron, Inc.	3,049	$231,724

Air Freight & Logistics - 1.2%
CH Robinson Worldwide, Inc.	7,398	605,378
Expeditors International of Washington, Inc.	980	107,065
United Parcel Service, Inc., Class B	8,020	1,132,825

		1,845,268

Automobile Components - 0.1%
BorgWarner, Inc.	3,733	137,748

Automobiles - 1.6%
Tesla, Inc. (A)	11,824	2,374,732
Thor Industries, Inc.	1,797	158,010

		2,532,742

Banks - 2.5%
Bank of America Corp.	47,338	1,246,883
JPMorgan Chase & Co.	16,762	2,330,924
Regions Financial Corp.	14,574	211,760
US Bancorp	4,920	156,849

		3,946,416

Beverages - 1.5%
Coca-Cola Co.	22,193	1,253,682
PepsiCo, Inc.	7,463	1,218,559

		2,472,241

Biotechnology - 1.0%
Gilead Sciences, Inc.	5,704	447,992
Regeneron Pharmaceuticals, Inc. (A)	764	595,836
Vertex Pharmaceuticals, Inc. (A)	1,578	571,410

		1,615,238

Broadline Retail - 2.0%
Amazon.com, Inc. (A)	20,363	2,710,112
eBay, Inc.	8,108	318,077
Etsy, Inc. (A)	2,942	183,286

		3,211,475

Building Products - 0.4%
Johnson Controls International PLC	6,360	311,767
Trane Technologies PLC	1,508	286,988

		598,755

Capital Markets - 2.4%
Ameriprise Financial, Inc.	1,647	518,097
BlackRock, Inc.	282	172,663
Cboe Global Markets, Inc.	3,595	589,184
Goldman Sachs Group, Inc.	517	156,966
Intercontinental Exchange, Inc.	4,399	472,629
LPL Financial Holdings, Inc.	5,290	1,187,711
Moody’s Corp.	1,382	425,656
Robinhood Markets, Inc., Class A (A)	23,925	218,674
S&P Global, Inc.	445	155,443

		3,897,023

Chemicals - 2.1%
Dow, Inc.	8,545	413,065
Linde PLC	4,830	1,845,833
LyondellBasell Industries NV, Class A	6,552	591,252
Mosaic Co.	6,415	208,359
PPG Industries, Inc.	2,528	310,363

		3,368,872

	Shares	Value
COMMON STOCKS (continued)
Commercial Services & Supplies - 1.8%
Cintas Corp.	1,650	$ 836,748
Copart, Inc. (A)	22,671	986,642
Waste Management, Inc.	6,085	999,948

		2,823,338

Communications Equipment - 1.7%
Arista Networks, Inc. (A)	1,009	202,174
Cisco Systems, Inc.	41,816	2,179,868
Juniper Networks, Inc.	14,373	386,921

		2,768,963

Construction & Engineering - 0.1%
Valmont Industries, Inc.	722	142,169

Consumer Finance - 0.9%
Ally Financial, Inc.	3	72
American Express Co.	5,994	875,304
Discover Financial Services	7,271	596,804

		1,472,180

Consumer Staples Distribution & Retail - 1.0%
Kroger Co.	7,909	358,831
Sysco Corp.	11,182	743,491
Target Corp.	4,379	485,150

		1,587,472

Distributors - 0.3%
Genuine Parts Co.	3,529	454,747
LKQ Corp.	1,616	70,975

		525,722

Diversified Telecommunication Services - 1.3%
Iridium Communications, Inc.	3,639	134,825
Verizon Communications, Inc.	54,899	1,928,602

		2,063,427

Electric Utilities - 0.5%
Evergy, Inc.	15,034	738,771

Electrical Equipment - 0.1%
Acuity Brands, Inc.	1,426	230,969

Electronic Equipment, Instruments & Components - 0.6%
TE Connectivity Ltd.	5,462	643,697
Teledyne Technologies, Inc. (A)	665	249,102

		892,799

Entertainment - 0.3%
Electronic Arts, Inc.	4,163	515,338

Financial Services - 5.3%
Berkshire Hathaway, Inc., Class B (A)	467	159,401
Fidelity National Information Services, Inc.	4,356	213,923
Fiserv, Inc. (A)	8,702	989,853
Mastercard, Inc., Class A	7,630	2,871,550
PayPal Holdings, Inc. (A)	3,652	189,174
Visa, Inc., Class A	14,073	3,308,562
Voya Financial, Inc.	9,823	655,882

		8,388,345

Food Products - 1.6%
Archer-Daniels-Midland Co.	7,449	533,125
General Mills, Inc.	8,145	531,380
Hershey Co.	4,256	797,361
J.M. Smucker Co.	2,202	250,676

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Food Products (continued)
Mondelez International, Inc., Class A	6,275	$ 415,468

		2,528,010

Ground Transportation - 0.5%
CSX Corp.	26,213	782,458

Health Care Equipment & Supplies - 1.4%
Align Technology, Inc. (A)	2,290	422,711
DENTSPLY SIRONA, Inc.	2,815	85,604
Dexcom, Inc. (A)	2,208	196,137
Edwards Lifesciences Corp. (A)	1,673	106,604
Hologic, Inc. (A)	5,111	338,195
IDEXX Laboratories, Inc. (A)	2,065	824,905
Intuitive Surgical, Inc. (A)	296	77,617
Teleflex, Inc.	432	79,812
Zimmer Biomet Holdings, Inc.	1,575	164,446

		2,296,031

Health Care Providers & Services - 4.6%
Cencora, Inc.	1,270	235,140
Centene Corp. (A)	5,144	354,833
Cigna Group	1,892	585,006
CVS Health Corp.	4,797	331,041
Elevance Health, Inc.	2,900	1,305,261
HCA Healthcare, Inc.	3,004	679,325
Humana, Inc.	1,927	1,009,151
McKesson Corp.	338	153,912
UnitedHealth Group, Inc.	4,942	2,646,737

		7,300,406

Health Care REITs - 0.6%
Healthpeak Properties, Inc.	59,237	921,135
Welltower, Inc.	1,404	117,389

		1,038,524

Health Care Technology - 0.4%
Teladoc Health, Inc. (A)	10,477	173,289
Veeva Systems, Inc., Class A (A)	2,270	437,452

		610,741

Hotel & Resort REITs - 0.4%
Host Hotels & Resorts, Inc.	38,763	600,051

Hotels, Restaurants & Leisure - 2.3%
Booking Holdings, Inc. (A)	422	1,177,194
Caesars Entertainment, Inc. (A)	3,640	145,200
Hilton Worldwide Holdings, Inc.	6,966	1,055,558
McDonald’s Corp.	2,846	746,136
Starbucks Corp.	5,266	485,736

		3,609,824

Household Durables - 0.4%
NVR, Inc. (A)	75	405,946
PulteGroup, Inc.	2,930	215,619

		621,565

Household Products - 2.8%
Colgate-Palmolive Co.	15,582	1,170,520
Kimberly-Clark Corp.	6,758	808,527
Procter & Gamble Co.	16,520	2,478,496

		4,457,543

Industrial Conglomerates - 1.7%
3M Co.	8,100	736,695

	Shares	Value
COMMON STOCKS (continued)
Industrial Conglomerates (continued)
Honeywell International, Inc.	11,176	$ 2,048,114

		2,784,809

Industrial REITs - 0.2%
Prologis, Inc.	2,536	255,502

Insurance - 1.5%
Hartford Financial Services Group, Inc.	9,161	672,876
Marsh & McLennan Cos., Inc.	3,009	570,657
Progressive Corp.	3,721	588,253
Prudential Financial, Inc.	6,203	567,202

		2,398,988

Interactive Media & Services - 5.1%
Alphabet, Inc., Class A (A)	23,122	2,868,978
Alphabet, Inc., Class C (A)	19,690	2,467,157
Meta Platforms, Inc., Class A (A)	9,315	2,806,330

		8,142,465

IT Services - 0.6%
Accenture PLC, Class A	3,257	967,622

Life Sciences Tools & Services - 0.4%
Avantor, Inc. (A)	8,477	147,754
Mettler-Toledo International, Inc. (A)	419	412,799

		560,553

Machinery - 2.7%
Caterpillar, Inc.	5,949	1,344,772
Cummins, Inc.	718	155,303
Illinois Tool Works, Inc.	8,218	1,841,818
Oshkosh Corp.	2,714	238,099
Otis Worldwide Corp.	9,168	707,861

		4,287,853

Media - 1.2%
Cable One, Inc.	221	121,521
Fox Corp., Class A	19,171	582,607
Fox Corp., Class B	26,836	748,993
Interpublic Group of Cos., Inc.	18,413	522,929

		1,976,050

Metals & Mining - 0.8%
Nucor Corp.	6,311	932,703
Steel Dynamics, Inc.	3,228	343,814

		1,276,517

Multi-Utilities - 1.0%
Consolidated Edison, Inc.	15,839	1,390,506
NiSource, Inc.	6,202	156,042

		1,546,548

Oil, Gas & Consumable Fuels - 5.3%
Cheniere Energy, Inc.	2,139	355,972
Chevron Corp.	15,434	2,249,197
ConocoPhillips	10,017	1,190,020
Devon Energy Corp.	7,360	342,755
EOG Resources, Inc.	8,755	1,105,319
EQT Corp.	2,058	87,218
Marathon Petroleum Corp.	4,202	635,553
Occidental Petroleum Corp.	3,446	212,997
ONEOK, Inc.	12,680	826,736
Phillips 66	6,448	735,523
Pioneer Natural Resources Co.	511	122,129

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Oil, Gas & Consumable Fuels (continued)
Range Resources Corp.	5,814	$ 208,374
Valero Energy Corp.	3,455	438,785

		8,510,578

Passenger Airlines - 0.2%
Delta Air Lines, Inc.	9,693	302,906

Pharmaceuticals - 4.2%
Bristol-Myers Squibb Co.	38,047	1,960,562
Eli Lilly & Co.	2,117	1,172,670
Johnson & Johnson	11,976	1,776,520
Merck & Co., Inc.	17,979	1,846,443

		6,756,195

Residential REITs - 0.4%
AvalonBay Communities, Inc.	3,411	565,339

Semiconductors & Semiconductor Equipment - 7.2%
Advanced Micro Devices, Inc. (A)	5,286	520,671
Applied Materials, Inc.	4,758	629,721
Broadcom, Inc.	3,174	2,670,508
Enphase Energy, Inc. (A)	891	70,906
Lam Research Corp.	1,446	850,566
Lattice Semiconductor Corp. (A)	1,370	76,186
NVIDIA Corp.	12,265	5,001,667
ON Semiconductor Corp. (A)	1,801	112,814
Qorvo, Inc. (A)	9,429	824,283
QUALCOMM, Inc.	1,429	155,747
Skyworks Solutions, Inc.	6,082	527,553

		11,440,622

Software - 12.6%
Adobe, Inc. (A)	3,592	1,911,159
Atlassian Corp., Class A (A)	1,201	216,949
Autodesk, Inc. (A)	4,468	883,011
Cadence Design Systems, Inc. (A)	357	85,626
Dynatrace, Inc. (A)	4,681	209,287
Intuit, Inc.	1,983	981,486
Microsoft Corp.	34,224	11,571,477
Oracle Corp.	8,917	922,018
Palo Alto Networks, Inc. (A)	2,214	538,046
Salesforce, Inc. (A)	4,875	979,046
ServiceNow, Inc. (A)	841	489,336
Synopsys, Inc. (A)	1,586	744,532
VMware, Inc., Class A (A)	2,615	380,875
Workday, Inc., Class A (A)	1,214	257,016

		20,169,864

Specialty Retail - 2.8%
AutoZone, Inc. (A)	31	76,791
Best Buy Co., Inc.	3,647	243,693
Home Depot, Inc.	4,819	1,371,921
Lowe’s Cos., Inc.	4,500	857,565
TJX Cos., Inc.	16,768	1,476,758
Ulta Beauty, Inc. (A)	1,050	400,375

		4,427,103

Technology Hardware, Storage & Peripherals - 6.0%
Apple, Inc.	54,105	9,239,511
Hewlett Packard Enterprise Co.	7,944	122,178
HP, Inc.	7,033	185,179

		9,546,868

	Shares	Value
COMMON STOCKS (continued)
Textiles, Apparel & Luxury Goods - 0.7%
Deckers Outdoor Corp. (A)	181	$ 108,068
Lululemon Athletica, Inc. (A)	1,992	783,812
Tapestry, Inc.	10,012	275,931

		1,167,811

Trading Companies & Distributors - 0.4%
Core & Main, Inc., Class A (A)	13,462	404,937
United Rentals, Inc.	544	221,011

		625,948

Total Common Stocks (Cost $128,672,927)		157,562,289

EXCHANGE-TRADED FUND - 0.9%
U.S. Equity Fund - 0.9%
SPDR S&P 500 ETF Trust	3,376	1,411,843

Total Exchange-Traded Fund (Cost $1,329,119)		1,411,843

	Principal	Value
REPURCHASE AGREEMENT - 0.1%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $180,854 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $184,548.	$180,842	180,842

Total Repurchase Agreement (Cost $180,842)		180,842

Total Investments (Cost $130,182,888)		159,154,974
Net Other Assets (Liabilities) - 0.2%		329,571

Net Assets - 100.0%		$159,484,545

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$157,562,289	$—	$—	$157,562,289
Exchange-Traded Fund	1,411,843	—	—	1,411,843
Repurchase Agreement	—	180,842	—	180,842

Total Investments	$158,974,132	$180,842	$—	$159,154,974

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $130,002,046)	$158,974,132
Repurchase agreement, at value (cost $180,842)	180,842
Receivables and other assets:
Investments sold	302,767
Net income from securities lending	121
Shares of beneficial interest sold	18,765
Dividends	130,419
Interest	12
Other assets	28,322
Total assets	159,635,380

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	176
Investment management fees	92,005
Distribution and service fees	23,457
Transfer agent fees	934
Trustee and CCO fees	47
Audit and tax fees	24,921
Custody fees	2,963
Legal fees	1,836
Printing and shareholder reports fees	751
Registration fees	712
Other accrued expenses	3,033
Total liabilities	150,835
Net assets	$159,484,545

Net assets consist of:
Paid-in capital	$119,455,962
Total distributable earnings (accumulated losses)	40,028,583
Net assets	$159,484,545

Net assets by class:
Class A	$45,126
Class I3	106,909,797
Class R	51,216,108
Class R4	1,302,860
Class R6	10,654

Shares outstanding (unlimited shares, no par value):
Class A	4,270
Class I3	10,133,889
Class R	4,850,503
Class R4	123,418
Class R6	1,007

Net asset value per share: (A)
Class A	$10.57
Class I3	10.55
Class R	10.56
Class R4	10.56
Class R6	10.58

Maximum offering price per share: (B)
Class A	$11.19

(A)	Net asset value per share for Class I3, R, R4 and R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$2,783,579
Interest income	28,478
Net income from securities lending	2,264
Withholding taxes on foreign income	(1,091)
Total investment income	2,813,230

Expenses:
Investment management fees	754,405
Distribution and service fees:
Class A (A)	39
Class R	263,457
Class R4	5,309
Transfer agent fees:
Class A (A)	50
Class I3	8,461
Class R	1,181
Class R4	159
Class R6 (A)	1
Trustee and CCO fees	6,585
Audit and tax fees	28,448
Custody fees	16,930
Legal fees	41,286
Printing and shareholder reports fees	22,461
Registration fees	80,077
Other	20,812
Total expenses before waiver and/or reimbursement and recapture	1,249,661
Expenses waived and/or reimbursed:
Class A (A)	(37)
Class I3	(122,294)
Class R	(13,793)
Class R4	(2,232)
Class R6 (A)	(14)
Recapture of previously waived and/or reimbursed fees:
Class A (A)	13
Class I3	89,162
Class R	879
Class R4	1,666
Class R6 (A)	11
Net expenses	1,203,022

Net investment income (loss)	1,610,208

Net realized gain (loss) on:
Investments	12,445,639

Net change in unrealized appreciation (depreciation) on:
Investments	2,404,784
Net realized and change in unrealized gain (loss)	14,850,423
Net increase (decrease) in net assets resulting from operations	$16,460,631

(A)	Class A and R6 commenced operations on March 1, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$1,610,208	$1,597,062
Net realized gain (loss)	12,445,639	7,013,637
Net change in unrealized appreciation (depreciation)	2,404,784	(33,152,073)
Net increase (decrease) in net assets resulting from operations	16,460,631	(24,541,374)

Dividends and/or distributions to shareholders:
Class A (A)	(102)	—
Class I3	(6,629,475)	(20,526,584)
Class R	(2,794,425)	(9,582,927)
Class R4	(116,291)	(418,761)
Class R6 (A)	(55)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(9,540,348)	(30,528,272)

Capital share transactions:
Proceeds from shares sold:
Class A (A)	46,223	—
Class I3	1,098,915	2,996,368
Class R	1,148,292	2,129,027
Class R4	294,587	87,467
Class R6 (A)	10,000	—
	2,598,017	5,212,862
Dividends and/or distributions reinvested:
Class A (A)	102	—
Class I3	6,629,475	20,526,584
Class R	2,794,425	9,582,927
Class R4	116,291	418,761
Class R6 (A)	55	—
	9,540,348	30,528,272
Cost of shares redeemed:
Class A (A)	(400)	—
Class I3	(14,977,786)	(13,203,138)
Class R	(4,799,082)	(10,868,787)
Class R4	(1,645,496)	(136,844)
	(21,422,764)	(24,208,769)
Net increase (decrease) in net assets resulting from capital share transactions	(9,284,399)	11,532,365
Net increase (decrease) in net assets	(2,364,116)	(43,537,281)

Net assets:
Beginning of year	161,848,661	205,385,942
End of year	$159,484,545	$161,848,661

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A (A)	4,297	—
Class I3	103,512	259,454
Class R	110,454	188,117
Class R4	28,917	7,703
Class R6 (A)	1,002	—
	248,182	455,274
Shares reinvested:
Class A (A)	9	—
Class I3	678,290	1,733,054
Class R	286,918	805,174
Class R4	11,921	35,286
Class R6 (A)	5	—
	977,143	2,573,514
Shares redeemed:
Class A (A)	(36)	—
Class I3	(1,414,365)	(1,179,877)
Class R	(453,166)	(940,436)
Class R4	(152,374)	(12,650)
	(2,019,941)	(2,132,963)
Net increase (decrease) in shares outstanding:
Class A (A)	4,270	—
Class I3	(632,563)	812,631
Class R	(55,794)	52,855
Class R4	(111,536)	30,339
Class R6 (A)	1,007	—
	(794,616)	895,825

(A)	Class A and R6 commenced operations on March 1, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023(A)
Net asset value, beginning of period	$9.98

Investment operations:
Net investment income (loss) (B)	0.04
Net realized and unrealized gain (loss)	0.59
Total investment operations	0.63

Dividends and/or distributions to shareholders:
Net investment income	(0.04)

Net asset value, end of period	$10.57
Total return (C) (D)	6.28%

Ratio and supplemental data:
Net assets end of period (000’s)	$45
Expenses to average net assets (E) (F)
Excluding waiver and/or reimbursement and recapture	1.15%
Including waiver and/or reimbursement and recapture	1.00%
Net investment income (loss) to average net assets (F)	0.49%
Portfolio turnover rate	98%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Annualized.

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$10.17	$13.68	$10.52	$9.95		$11.12

Investment operations:
Net investment income (loss) (A)	0.12	0.12	0.13	0.14		0.16
Net realized and unrealized gain (loss)	0.89	(1.57)	4.06	0.60		0.64
Total investment operations	1.01	(1.45)	4.19	0.74		0.80

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.12)	(0.13)	(0.17)		(0.16)
Net realized gains	(0.51)	(1.94)	(0.90)	(0.00	)(B)	(1.81)
Total dividends and/or distributions to shareholders	(0.63)	(2.06)	(1.03)	(0.17)		(1.97)

Net asset value, end of year	$10.55	$10.17	$13.68	$10.52		$9.95
Total return	10.41%	(12.58)%	42.24%	7.62%		10.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$106,910	$109,512	$136,168	$109,142		$191,543
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.59%	0.52%	0.51%	0.52%		0.51%
Including waiver and/or reimbursement and recapture	0.56%	0.52%	0.51%	0.52%		0.57%
Net investment income (loss) to average net assets	1.12%	1.03%	1.03%	1.41%		1.63%
Portfolio turnover rate	98%	77%	82%	83%		82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$10.18	$13.68	$10.52	$9.95		$11.11

Investment operations:
Net investment income (loss) (A)	0.07	0.06	0.07	0.09		0.11
Net realized and unrealized gain (loss)	0.88	(1.56)	4.06	0.60		0.65
Total investment operations	0.95	(1.50)	4.13	0.69		0.76

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.06)	(0.07)	(0.12)		(0.11)
Net realized gains	(0.51)	(1.94)	(0.90)	(0.00	)(B)	(1.81)
Total dividends and/or distributions to shareholders	(0.57)	(2.00)	(0.97)	(0.12)		(1.92)

Net asset value, end of year	$10.56	$10.18	$13.68	$10.52		$9.95
Total return	9.85%	(13.03)%	41.64%	7.05%		10.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$51,216	$49,946	$66,418	$55,318		$61,472
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	1.08%	1.02%	1.01%	1.02%		1.01%
Including waiver and/or reimbursement and recapture	1.06%	1.02%	1.01%	1.02%		1.06%
Net investment income (loss) to average net assets	0.62%	0.54%	0.54%	0.91%		1.15%
Portfolio turnover rate	98%	77%	82%	83%		82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$10.18	$13.68	$10.52	$9.95		$11.12

Investment operations:
Net investment income (loss) (A)	0.09	0.09	0.10	0.12		0.13
Net realized and unrealized gain (loss)	0.89	(1.56)	4.06	0.59		0.64
Total investment operations	0.98	(1.47)	4.16	0.71		0.77

Dividends and/or distributions to shareholders:
Net investment income	(0.09)	(0.09)	(0.10)	(0.14)		(0.13)
Net realized gains	(0.51)	(1.94)	(0.90)	(0.00	)(B)	(1.81)
Total dividends and/or distributions to shareholders	(0.60)	(2.03)	(1.00)	(0.14)		(1.94)

Net asset value, end of year	$10.56	$10.18	$13.68	$10.52		$9.95
Total return	10.12%	(12.73)%	41.88%	7.31%		10.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,303	$2,391	$2,800	$2,045		$5,039
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.84%	0.77%	0.76%	0.78%		0.76%
Including waiver and/or reimbursement and recapture	0.81%	0.77%	0.76%	0.78%		0.88%
Net investment income (loss) to average net assets	0.89%	0.78%	0.77%	1.20%		1.33%
Portfolio turnover rate	98%	77%	82%	83%		82%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class R6
October 31, 2023(A)
Net asset value, beginning of period	$9.98

Investment operations:
Net investment income (loss) (B)	0.07
Net realized and unrealized gain (loss)	0.59
Total investment operations	0.66

Dividends and/or distributions to shareholders:
Net investment income	(0.06)

Net asset value, end of period	$10.58
Total return (C)	6.56%

Ratio and supplemental data:
Net assets end of period (000’s)	$11
Expenses to average net assets (D) (E)
Excluding waiver and/or reimbursement and recapture	0.59%
Including waiver and/or reimbursement and recapture	0.55%
Net investment income (loss) to average net assets (E)	1.01%
Portfolio turnover rate	98%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Does not include expenses of the underlying investments in which the Fund invests.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Core ESG (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $1,459.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Environmental, social and governance (“ESG”) investing risk: Applying ESG criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not use ESG criteria or that apply different ESG criteria. Applying ESG criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of ESG criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies with what are identified by the sub-adviser as having favorable ESG characteristics at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s ESG practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative ESG characteristics of a company. The sub-adviser’s ESG assessment of a company may differ from that of other funds or investors. ESG ratings and assessments of issuers can vary across third party data providers, and ESG data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s ESG characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of ESG investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of ESG criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its ESG strategy.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 154,333,194	96.77%

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.45%
Over $250 million up to $750 million	0.44
Over $750 million	0.43

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A (A)	1.00%	March 1, 2025
Class I3	0.57	March 1, 2025
Class R	1.15	March 1, 2025
Class R4	0.81	March 1, 2025
Class R6 (A)	0.57	March 1, 2025
Prior to March 1, 2023
Class I3	0.65

(A)	Class commenced operations on March 1, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A (A)	$—	$—	$24	$24
Class I3	—	—	33,132	33,132
Class R4	—	—	566	566
Class R6 (A)	—	—	1	1

(A)	Commenced operations on March 1, 2023.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3 and Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 8,695	$ 747

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 163,372,577	$ —	$ 180,518,980	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to the utilization of earnings and profits distributed to shareholders on redemption of shares and basis adjustments

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

due to prior year merger. In addition, the Fund claimed a portion of the payments made to redeeming shareholders as a distribution for income tax purposes. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 399,534	$ (399,534)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 129,672,232	$ 35,778,724	$ (6,295,982)	$ 29,482,742

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 1,565,208	$ —	$ 7,975,140	$ —	$ 10,360,487	$ —	$ 20,167,785	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 317,875	$ —	$ 11,617,544	$ —	$ —	$ (1,389,578)	$ 29,482,742

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Large Core ESG

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Large Core ESG (formerly, Transamerica Large Core) (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $1,565,208 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $7,975,140 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

(formerly, Transamerica Large Core)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Core ESG (formerly, Transamerica Large Core) (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.
Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

(formerly, Transamerica Large Core)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short- and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1- and 3-year periods, in line with the median for its peer universe for the past 10-year period and below the median for its peer universe for the past 5-year period. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1-year period and below its benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Core, effective as of that date in place of its own historical performance record. The Trustees noted that TAM and the Fund’s sub-adviser implemented changes to the Fund’s principal investment strategy, which took effect on March 1, 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were in line with the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Transamerica Funds	Annual Report 2023

Transamerica Large Core ESG

(formerly, Transamerica Large Core)

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA LRG CAP ESG 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Large Growth

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Large Growth

(unaudited)

MARKET ENVIRONMENT

Morgan Stanley Investment Management Inc.

Large-cap growth stocks advanced over the fiscal year ended October 31, 2023, as measured by the Russell 1000® Growth Index. Information technology, communication services, and consumer discretionary, all of which gained by double digits, were the top performing sectors in the Index. Utillities, real estate, and consumer staples, all of which declined, were the Index’s weakest performers.

During the fiscal year, an array of concerns weighed on market sentiment and contributed to ongoing volatility, including rising interest rates, geopolitical tensions, recession fears, downside earnings risks for 2023, and the failure of several U.S. regional banks.

Against this backdrop, the sub-adviser continued to focus on bottom-up stock selection and the long-term outlook for companies owned by the Fund.

Wellington Management Company LLP

U.S. equities, as measured by the S&P® 500 Index, rose over the trailing twelve-month period ended October 31, 2023. Greater optimism that the U.S. Federal Reserve (“Fed”) would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.

U.S. equities surged higher in the first quarter of 2023. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.

U.S. equities were pressured by surging U.S. Treasury yields amid firming views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.”

Returns varied by market-cap, as large-cap stocks, measured by the S&P 500® Index, outperformed small-cap and mid-cap stocks, measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Large Growth (Class R4) returned 7.07%. By comparison, its benchmark, the Russell 1000® Growth Index, returned 18.95%.

STRATEGY REVIEW

Morgan Stanley Investment Management Inc.

The Fund’s sleeve sub-advised by Morgan Stanley Investment Management Inc. underperformed its benchmark, the Russell 1000® Growth Index, during the 12-month period ended October 31, 2023. The underperformance over this period was primarily due to our mixed stock selection decisions. Our sector allocation decisions also detracted from results.

Information technology was the largest detractor from relative performance, due to our mixed stock selection decisions. Bill Holdings, Inc., a leading provider of cloud-based software that helps small and medium-sized businesses with payments and financial-related operations, was the top detractor in the sector. Its shares underperformed due to investor concerns around weaker customer spending and the prospect of intensifying competition. Datadog, Inc. (no longer held in the Fund), a software service platform that allows customers to monitor their entire IT stack in real-time from a single user interface, was also a meaningful detractor. The company reported overall healthy results; however, its shares underperformed due to ongoing concerns around slowing cloud consumption and cost optimization headwinds. Within the sector, the weakness in these and other holdings was offset by Shopify, Inc. Shopify, Inc. operates a cloud-based software and services platform that enables merchants to build an ecommerce presence. Its outperformance was driven by continued strong business execution in a tougher economic environment, ongoing traction with new product offerings, and divestment of the company’s capital intense logistics business unit.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

(unaudited)

STRATEGY REVIEW (continued)

Stock selection in healthcare, communication services, financials, and materials also had an adverse impact on relative performance. Within health care, Royalty Pharma PLC, one of the largest buyers of biopharmaceutical royalties and a leading funder of innovation across academic institutions, non-profits, biotechnology, and pharmaceutical companies, was the greatest detractor across the portfolio. The company reported good results, but its shares remained pressured due to investors’ ongoing concerns around clinical trial results for a few of its partners’ new therapies and the impact to potential related royalties.

Conversely, stock selection in the industrials sector was the largest positive contributor to relative performance. Leading global ridesharing services platform Uber Technologies, Inc. was the top contributor in the sector. The company reported strong fundamental results characterized by continued healthy revenue growth, profit margin expansion, and greater traction with new product offerings. Stock selection in the consumer discretionary sector added to relative performance, led by food delivery company DoorDash, Inc. The company reported better-than-expected results driven by accelerating sales growth, operational efficiencies, and disciplined expense management.

A lack of exposure to the consumer staples, energy, and real estate sectors also added to relative performance. Utilities, another sector in which the Fund had no position, had a neutral impact on relative performance.

The Fund has a small derivatives investment, over the counter puts on the Chinese yuan, which had a small negative impact on performance over this period. The puts are designed to provide a potential hedge to equities in the Fund that are exposed, directly or indirectly, to China.

Wellington Management Company LLP

Wellington Management Company LLP (“WMC”) implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund’s sleeve sub-advised by WMC outperformed its benchmark (gross of management fees), the Russell 1000® Growth Index, during the fiscal year ended October 31, 2023.

During the period, strong stock selection within the consumer discretionary, health care, and financials sectors were the primary drivers of performance. This was partially offset by weak selection in the communication services, industrials, and consumer staples sectors. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance. The Fund’s underweight allocations to the information technology and communication services sectors and overweight to the financials sector detracted from relative performance the most. This was partially offset by underweight allocations to the consumer staples, energy, and real estate sectors, which contributed to relative performance.

The Fund’s largest relative contributors during the period included overweight positions in Seagen Inc., (no longer held in the Fund), a U.S. based biotechnology company, Jabil, Inc., a manufacturing services and solutions company, and Advanced Micro Devices, Inc., an American semiconductor company.

The Fund’s largest relative detractors during the period included overweight positions in ZoomInfo Technologies, Inc., a software and data company, and Estee Lauder Cos., a cosmetics company, and an underweight in Broadcom, Inc., a global technology company.

Dennis P. Lynch

Sam G. Chainani, CFA

Jason C. Yeung, CFA

David S. Cohen

Armistead B. Nash

Alexander T. Norton

Co-Portfolio Managers

Morgan Stanley Investment Management Inc.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	7.21%	8.42%	10.60%	03/10/2017
Class R (NAV)	6.63%	7.88%	10.04%	03/10/2017
Class R4 (NAV)	7.07%	8.20%	10.55%	09/11/2000
Russell 1000® Growth Index (A)	18.95%	14.22%	13.82%
Class R6 (NAV)	7.22%	N/A	(15.08)%	05/28/2021

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Equity funds invest in equity securities, which include common stock, preferred stock and convertible securities. Because such securities represent ownership in a corporation, they tend to be more volatile than fixed income or debt securities, which do not represent ownership.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I3	$1,000.00	$1,038.00	$3.69	$1,021.60	$3.62	0.71%
Class R	1,000.00	1,034.90	6.22	1,019.20	6.11	1.20
Class R4	1,000.00	1,037.40	4.72	1,020.60	4.63	0.91
Class R6	1,000.00	1,038.10	2.75	1,022.50	2.70	0.53

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	95.2%
Repurchase Agreement	3.5
Over-the-Counter Foreign Exchange Options Purchased	0.1
Other Investment Company	0.1
Net Other Assets (Liabilities)	1.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 95.2%
Aerospace & Defense - 0.3%
RTX Corp.	13,657	$1,111,543

Automobiles - 3.2%
Rivian Automotive, Inc., Class A (A) (B)	23,430	380,035
Tesla, Inc. (B)	60,510	12,152,828

		12,532,863

Beverages - 1.3%
Brown-Forman Corp., Class B	26,953	1,513,680
Constellation Brands, Inc., Class A	7,359	1,723,110
Monster Beverage Corp. (B)	39,267	2,006,544

		5,243,334

Biotechnology - 1.3%
Intellia Therapeutics, Inc. (B)	7,418	185,821
Moderna, Inc. (B)	2,110	160,276
ProKidney Corp. (B)	114,877	187,249
Roivant Sciences Ltd. (B)	175,995	1,520,597
Vertex Pharmaceuticals, Inc. (B)	7,755	2,808,163

		4,862,106

Broadline Retail - 5.4%
Amazon.com, Inc. (B)	96,947	12,902,676
Global-e Online Ltd. (B)	92,360	3,242,760
MercadoLibre, Inc. (B)	3,976	4,933,182

		21,078,618

Building Products - 0.3%
Builders FirstSource, Inc. (B)	9,290	1,008,151

Capital Markets - 1.3%
Ares Management Corp., Class A	16,040	1,581,383
Coinbase Global, Inc., Class A (B)	11,398	879,014
Morgan Stanley	14,067	996,225
S&P Global, Inc.	4,955	1,730,831

		5,187,453

Chemicals - 0.9%
Albemarle Corp.	5,989	759,285
Ginkgo Bioworks Holdings, Inc. (B)	533,610	731,046
Sherwin-Williams Co.	8,550	2,036,696

		3,527,027

Consumer Finance - 0.4%
American Express Co.	9,726	1,420,288

Electronic Equipment, Instruments & Components - 1.8%
Amphenol Corp., Class A	26,659	2,147,383
CDW Corp.	12,466	2,498,186
Jabil, Inc.	19,472	2,391,162

		7,036,731

Entertainment - 3.4%
Netflix, Inc. (B)	6,616	2,723,741
ROBLOX Corp., Class A (B)	323,889	10,302,909

		13,026,650

Financial Services - 4.3%
Adyen NV (B) (C)	7,259	4,896,093
Affirm Holdings, Inc. (A) (B)	242,900	4,277,469
FleetCor Technologies, Inc. (B)	4,849	1,091,849
Mastercard, Inc., Class A	17,312	6,515,371

		16,780,782

Ground Transportation - 5.1%
Grab Holdings Ltd., Class A (B)	880,718	2,703,804

	Shares	Value
COMMON STOCKS (continued)
Ground Transportation (continued)
Uber Technologies, Inc. (B)	390,425	$ 16,897,594

		19,601,398

Health Care Equipment & Supplies - 0.8%
Boston Scientific Corp. (B)	33,893	1,734,983
Edwards Lifesciences Corp. (B)	20,387	1,299,059

		3,034,042

Health Care Providers & Services - 3.5%
agilon health, Inc. (A) (B)	425,086	7,651,548
UnitedHealth Group, Inc.	10,874	5,823,680

		13,475,228

Health Care Technology - 0.8%
Doximity, Inc., Class A (B)	51,602	1,054,229
Veeva Systems, Inc., Class A (B)	10,920	2,104,393

		3,158,622

Hotels, Restaurants & Leisure - 6.5%
Airbnb, Inc., Class A (B)	91,193	10,787,220
Chipotle Mexican Grill, Inc. (B)	1,373	2,666,641
DoorDash, Inc., Class A (B)	157,602	11,812,270

		25,266,131

Insurance - 0.5%
Arch Capital Group Ltd. (B)	23,415	2,029,612

Interactive Media & Services - 5.0%
Alphabet, Inc., Class A (B)	73,249	9,088,736
Meta Platforms, Inc., Class A (B)	31,496	9,488,800
ZoomInfo Technologies, Inc. (B)	62,625	811,620

		19,389,156

IT Services - 9.9%
Cloudflare, Inc., Class A (B)	240,321	13,623,797
Shopify, Inc., Class A (B)	263,132	12,417,199
Snowflake, Inc., Class A (B)	85,482	12,406,003

		38,446,999

Leisure Products - 0.3%
Peloton Interactive, Inc., Class A (A) (B)	219,663	1,045,596

Life Sciences Tools & Services - 0.6%
10X Genomics, Inc., Class A (B)	22,769	803,290
Thermo Fisher Scientific, Inc.	3,806	1,692,795

		2,496,085

Machinery - 1.7%
Deere & Co.	7,645	2,793,177
Ingersoll Rand, Inc.	30,989	1,880,413
Nordson Corp.	8,260	1,755,993

		6,429,583

Media - 3.3%
Trade Desk, Inc., Class A (B)	181,648	12,889,742

Oil, Gas & Consumable Fuels - 0.4%
Pioneer Natural Resources Co.	5,998	1,433,522

Personal Care Products - 0.5%
Estee Lauder Cos., Inc., Class A	16,566	2,134,860

Pharmaceuticals - 4.5%
Eli Lilly & Co.	11,523	6,382,935
Merck & Co., Inc.	16,416	1,685,923
Royalty Pharma PLC, Class A	352,571	9,473,583

		17,542,441

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Semiconductors & Semiconductor Equipment - 5.2%
Advanced Micro Devices, Inc. (B)	17,008	$ 1,675,288
Broadcom, Inc.	5,644	4,748,692
KLA Corp.	5,618	2,638,775
NVIDIA Corp.	22,094	9,009,933
Texas Instruments, Inc.	14,252	2,023,927

		20,096,615

Software - 14.5%
Aurora Innovation, Inc. (B)	820,374	1,435,655
Bill Holdings, Inc. (B)	98,545	8,996,173
Cadence Design Systems, Inc. (B)	9,054	2,171,602
Gitlab, Inc., Class A (B)	65,336	2,827,742
HubSpot, Inc. (B)	3,026	1,282,328
Intuit, Inc.	5,472	2,708,367
Microsoft Corp.	62,702	21,200,173
Palo Alto Networks, Inc. (B)	8,843	2,149,026
Procore Technologies, Inc. (B)	35,855	2,190,382
Salesforce, Inc. (B)	11,995	2,408,956
Samsara, Inc., Class A (B)	116,220	2,681,195
ServiceNow, Inc. (B)	6,091	3,544,048
Workday, Inc., Class A (B)	12,152	2,572,700

		56,168,347

Specialty Retail - 2.5%
Carvana Co. (B)	156,639	4,229,253
O’Reilly Automotive, Inc. (B)	2,186	2,033,942
TJX Cos., Inc.	30,263	2,665,262
Wayfair, Inc., Class A (B)	22,787	970,954

		9,899,411

Technology Hardware, Storage & Peripherals - 4.4%
Apple, Inc.	100,060	17,087,246

Textiles, Apparel & Luxury Goods - 1.3%
Lululemon Athletica, Inc. (B)	6,336	2,493,089
NIKE, Inc., Class B	23,962	2,462,575

		4,955,664

Total Common Stocks (Cost $323,630,860)		369,395,846

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (D)	199,584	$ 199,584

Total Other Investment Company (Cost $199,584)		199,584

	Principal	Value
REPURCHASE AGREEMENT - 3.5%
Fixed Income Clearing Corp., 2.50% (D), dated 10/31/2023, to be repurchased at $13,451,324 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $13,719,437.	$13,450,390	13,450,390

Total Repurchase Agreement (Cost $13,450,390)		13,450,390

Total Investments Excluding Options Purchased (Cost $337,280,834)		383,045,820
Total Options Purchased - 0.1% (Cost $641,382)		589,932

Total Investments (Cost $337,922,216)		383,635,752
Net Other Assets (Liabilities) - 1.1%		4,320,973

Net Assets - 100.0%		$387,956,725

OVER-THE-COUNTER FOREIGN EXCHANGE OPTIONS PURCHASED:

Description	Counterparty	Exercise Price		Expiration Date	Notional Amount/ Number of Contracts		Premiums Paid	Value
Put - USD vs. CNH	JPM	USD	7.43	01/17/2024	USD	42,477,614	$199,956	$142,300
Put - USD vs. CNH	SCB	USD	7.57	05/24/2024	USD	50,909,861	215,400	243,553
Put - USD vs. CNH	JPM	USD	7.79	08/12/2024	USD	54,595,784	226,026	204,079

Total							$641,382	$589,932

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (E)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$364,499,753	$4,896,093	$—	$369,395,846
Other Investment Company	199,584	—	—	199,584
Repurchase Agreement	—	13,450,390	—	13,450,390
Over-the-Counter Foreign Exchange Options Purchased	—	589,932	—	589,932

Total Investments	$364,699,337	$18,936,415	$—	$383,635,752

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,975,115, collateralized by cash collateral of $199,584 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $11,093,817. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Non-income producing securities.
(C)	Security is exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Security may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the value of the 144A security is $4,896,093, representing 1.3% of the Fund’s net assets.
(D)	Rates disclosed reflect the yields at October 31, 2023.
(E)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

CURRENCY ABBREVIATIONS:

CNH	Chinese Yuan Renminbi (offshore)
USD	United States Dollar

COUNTERPARTY ABBREVIATIONS:

JPM	JPMorgan Chase Bank, N.A.
SCB	Standard Chartered Bank

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $324,471,826) (including securities loaned of $10,975,115)	$370,185,362
Repurchase agreement, at value (cost $13,450,390)	13,450,390
Foreign currency, at value (cost $1,608)	1,587
Receivables and other assets:
Investments sold	5,471,973
Net income from securities lending	2,554
Shares of beneficial interest sold	2,138
Dividends	58,776
Interest	934
Other assets	368,179
Total assets	389,541,893

Liabilities:
Cash collateral received upon return of:
Securities on loan	199,584
Cash collateral at broker for:
OTC derivatives (A)	640,000
Payables and other liabilities:
Investments purchased	59,901
Shares of beneficial interest redeemed	36,355
Due to custodian	324,032
Investment management fees	231,991
Distribution and service fees	43,614
Transfer agent fees	2,405
Trustee and CCO fees	116
Audit and tax fees	25,279
Custody fees	7,241
Legal fees	4,804
Printing and shareholder reports fees	1,527
Registration fees	533
Other accrued expenses	7,786
Total liabilities	1,585,168
Net assets	$387,956,725

Net assets consist of:
Paid-in capital	$351,696,385
Total distributable earnings (accumulated losses)	36,260,340
Net assets	$387,956,725

Net assets by class:
Class I3	$290,663,873
Class R	92,097,947
Class R4	4,362,415
Class R6	832,490
Shares outstanding (unlimited shares, no par value):
Class I3	30,435,145
Class R	10,007,038
Class R4	463,147
Class R6	87,215
Net asset value per share: (B)
Class I3	$9.55
Class R	9.20
Class R4	9.42
Class R6	9.55

(A)	OTC derivatives may include swaps, options and/or swaptions and forward foreign currency contracts.
(B)	Net asset value per share for Class I3, R, R4 and R6 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$1,922,987
Interest income	374,846
Net income from securities lending	114,529
Withholding taxes on foreign income	(2,817)
Total investment income	2,409,545

Expenses:
Investment management fees	2,797,691
Distribution and service fees:
Class R	481,394
Class R4	28,280
Transfer agent fees:
Class I3	23,684
Class R	2,140
Class R4	848
Class R6	527
Trustee and CCO fees	14,134
Audit and tax fees	30,072
Custody fees	38,928
Legal fees	24,308
Printing and shareholder reports fees	13,871
Registration fees	48,500
Other	79,569
Total expenses before waiver and/or reimbursement and recapture	3,583,946
Class R4	(7,914)
Recapture of previously waived and/or reimbursed fees:
Class R4	1,276
Net expenses	3,577,308
Net investment income (loss)	(1,167,763)

Net realized gain (loss) on:
Investments	(857,715)
Foreign currency transactions	654
Net realized gain (loss)	(857,061)

Net change in unrealized appreciation (depreciation) on:
Investments	33,389,508
Translation of assets and liabilities denominated in foreign currencies	(36)
Net change in unrealized appreciation (depreciation)	33,389,472
Net realized and change in unrealized gain (loss)	32,532,411
Net increase (decrease) in net assets resulting from operations	$31,364,648

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$(1,167,763)	$(3,302,764)
Net realized gain (loss)	(857,061)	(4,813,519)
Net change in unrealized appreciation (depreciation)	33,389,472	(522,434,212)
Net increase (decrease) in net assets resulting from operations	31,364,648	(530,550,495)

Dividends and/or distributions to shareholders:
Class I3	(3,851,943)	(178,104,703)
Class R	(1,203,998)	(36,849,171)
Class R4	(215,189)	(11,758,984)
Class R6	(261,655)	(5,556,471)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,532,785)	(232,269,329)

Capital share transactions:
Proceeds from shares sold:
Class I3	7,513,474	31,912,194
Class R	4,894,235	5,444,677
Class R4	737,932	4,062,394
Class R6	1,313,084	34,816,786
	14,458,725	76,236,051
Dividends and/or distributions reinvested:
Class I3	3,851,943	178,104,703
Class R	1,203,998	36,849,171
Class R4	215,189	11,758,984
Class R6	261,655	5,556,471
	5,532,785	232,269,329
Cost of shares redeemed:
Class I3	(43,657,138)	(292,393,293)
Class R	(11,595,718)	(29,053,093)
Class R4	(14,567,521)	(25,814,677)
Class R6	(20,795,455)	(2,079,409)
	(90,615,832)	(349,340,472)
Net increase (decrease) in net assets resulting from capital share transactions	(70,624,322)	(40,835,092)
Net increase (decrease) in net assets	(44,792,459)	(803,654,916)

Net assets:
Beginning of year	432,749,184	1,236,404,100
End of year	$387,956,725	$432,749,184

Capital share transactions - shares:
Shares issued:
Class I3	872,837	3,114,871
Class R	516,716	465,717
Class R4	83,611	390,845
Class R6	144,142	2,070,176
	1,617,306	6,041,609
Shares reinvested:
Class I3	458,565	11,580,280
Class R	148,093	2,461,534
Class R4	25,926	772,094
Class R6	31,187	361,514
	663,771	15,175,422
Shares redeemed:
Class I3	(4,475,376)	(28,381,731)
Class R	(1,248,217)	(2,291,913)
Class R4	(1,524,736)	(2,439,809)
Class R6	(2,337,097)	(183,265)
	(9,585,426)	(33,296,718)
Net increase (decrease) in shares outstanding:
Class I3	(3,143,974)	(13,686,580)
Class R	(583,408)	635,338
Class R4	(1,415,199)	(1,276,870)
Class R6	(2,161,768)	2,248,425
	(7,304,349)	(12,079,687)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.03	$20.56	$17.03	$13.09	$12.45

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.04)	(0.07)	(0.04)	0.01
Net realized and unrealized gain (loss)	0.66	(7.68)	6.42	6.45	1.66
Total investment operations	0.64	(7.72)	6.35	6.41	1.67

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.01)
Net realized gains	(0.12)	(3.81)	(2.82)	(2.47)	(1.02)
Total dividends and/or distributions to shareholders	(0.12)	(3.81)	(2.82)	(2.47)	(1.03)

Net asset value, end of year	$9.55	$9.03	$20.56	$17.03	$13.09
Total return	7.21%	(45.20)%	39.76%	57.90%	15.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$290,665	$303,089	$971,642	$769,670	$640,098
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.70%	0.69%	0.69%	0.70%
Including waiver and/or reimbursement and recapture	0.72%	0.70%	0.69%	0.69%	0.69%
Net investment income (loss) to average net assets	(0.16)%	(0.32)%	(0.36)%	(0.31)%	0.10%
Portfolio turnover rate	36%	60%	48%	39%	63%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.75	$20.13	$16.79	$13.00	$12.41

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.09)	(0.16)	(0.11)	(0.05)
Net realized and unrealized gain (loss)	0.63	(7.48)	6.32	6.37	1.66
Total investment operations	0.57	(7.57)	6.16	6.26	1.61

Dividends and/or distributions to shareholders:
Net realized gains	(0.12)	(3.81)	(2.82)	(2.47)	(1.02)

Net asset value, end of year	$9.20	$8.75	$20.13	$16.79	$13.00
Total return	6.63%	(45.47)%	39.11%	57.02%	15.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$92,098	$92,615	$200,390	$161,089	$118,346
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%	1.19%	1.18%	1.19%	1.19%
Including waiver and/or reimbursement and recapture	1.21%	1.19%	1.18%	1.19%	1.19	%(B)
Net investment income (loss) to average net assets	(0.65)%	(0.81)%	(0.86)%	(0.81)%	(0.38)%
Portfolio turnover rate	36%	60%	48%	39%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.92		$20.40	$16.94	$13.06	$12.44

Investment operations:
Net investment income (loss) (A)	(0.03)		(0.06)	(0.11)	(0.07)	(0.01)
Net realized and unrealized gain (loss)	0.65		(7.61)	6.39	6.42	1.65
Total investment operations	0.62		(7.67)	6.28	6.35	1.64

Dividends and/or distributions to shareholders:
Net realized gains	(0.12)		(3.81)	(2.82)	(2.47)	(1.02)

Net asset value, end of year	$9.42		$8.92	$20.40	$16.94	$13.06
Total return	7.07%		(45.34)%	39.52%	57.53%	15.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,362		$16,757	$64,361	$49,984	$34,955
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.97%		0.95%	0.94%	0.94%	0.95%
Including waiver and/or reimbursement and recapture	0.91	%(B)	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	(0.33)%		(0.53)%	(0.58)%	(0.52)%	(0.10)%
Portfolio turnover rate	36%		60%	48%	39%	63%

(A)	Calculated based on average number of shares outstanding.
(B)	Includes extraordinary expenses outside the operating expense limit.

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$9.02	$20.55	$17.92

Investment operations:
Net investment income (loss) (B)	(0.01)	(0.03)	(0.04)
Net realized and unrealized gain (loss)	0.66	(7.69)	2.67
Total investment operations	0.65	(7.72)	2.63

Dividends and/or distributions to shareholders:
Net realized gains	(0.12)	(3.81)	—

Net asset value, end of period/year	$9.55	$9.02	$20.55
Total return	7.22%	(45.25)%	14.73	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$832	$20,288	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.70%	0.69%	0.69	%(D)
Including waiver and/or reimbursement and recapture	0.70%	0.69%	0.69	%(D)
Net investment income (loss) to average net assets	(0.08)%	(0.31)%	(0.45	)%(D)
Portfolio turnover rate	36%	60%	48%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Growth (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $1,230.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$199,584	$—	$—	$—	$199,584
Total Borrowings	$199,584	$—	$—	$—	$199,584

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Option contracts: The Fund is subject to equity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund may enter into option contracts to manage exposure to various market fluctuations. The Fund may purchase or write call and put options on securities and derivative instruments in which the Fund owns or may invest. Options are valued at the average of the bid and ask price established each day at the close of the board of trade or exchange on which they are traded. Options are marked-to-market daily to reflect the current value of the option. The primary risks associated with options are an imperfect correlation between the change in value of the securities held and the prices of the option contracts, the possibility of an illiquid market, and an inability of the counterparty to meet the contract terms. Options can be traded through an exchange or through privately negotiated arrangements with a dealer in an OTC transaction. Options traded on an exchange are generally cleared through a clearinghouse such as the Options Clearing Corp.

Options on foreign currency: The Fund may purchase or write foreign currency options. Purchasing or writing options on foreign currency gives the Fund the right, but not the obligation to buy or sell the currency and will specify the amount of currency and a rate of exchange that may be exercised by a specified date.

Purchased options: Purchasing call options tends to increase exposure to the underlying instrument. Purchasing put options tends to decrease exposure to the underlying instrument. The Fund pays premiums, which are included within the Statement of Assets and Liabilities as an investment and subsequently marked-to-market to reflect the current value of the option. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid from options which expire are treated as realized losses. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying instrument to determine the realized gain or loss.

Open option contracts at October 31, 2023 are included within the Schedule of Investments. The value of purchased option contracts, as applicable, is shown in Investments, at value within the Statement of Assets and Liabilities. The value of written option contracts, as applicable, is shown in Written options and swaptions, at value within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions:
Investments, at value (A)	$—	$589,932	$—	$—	$—	$589,932
Total	$—	$589,932	$—	$—	$—	$589,932

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (A)	$—	$(1,028,937)	$—	$—	$—	$(1,028,937)
Total	$—	$(1,028,937)	$—	$—	$—	$(1,028,937)

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Purchased options and swaptions (B)	$—	$(2,235,316)	$—	$—	$—	$(2,235,316)
Total	$—	$(2,235,316)	$—	$—	$—	$(2,235,316)

(A)	Included within Net realized gain (loss) on Investments in the Statement of Operations.
(B)	Included within Net change in unrealized appreciation (depreciation) on Investments in the Statement of Operations.

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Options:
Average value of option contracts purchased	$722,480

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2023. For financial

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities			Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Payable
Counterparty		Financial Instruments	Collateral Received (B)	Net Receivable		Financial Instruments	Collateral Pledged (B)
	Assets				Liabilities
JPMorgan Chase Bank, N.A.	$346,379	$—	$(346,379)	$—	$—	$—	$—	$—
Standard Chartered Bank	243,553	—	(243,553)	—	—	—	—	—

Total	$589,932	$—	$(589,932)	$—	$—	$—	$—	$—

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 377,365,506	97.27%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.650%
Over $1 billion up to $1.5 billion	0.635
Over $1.5 billion up to $2 billion	0.615
Over $2 billion up to $3 billion	0.605
Over $3 billion up to $4 billion	0.590
Over $4 billion up to $5 billion	0.575
Over $5 billion up to $7 billion	0.570
Over $7 billion	0.550

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3, Class R6	0.74%	March 1, 2024
Class R	1.25	March 1, 2024
Class R4	0.90	March 1, 2024

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R4	$24,409	$19,200	$7,914	$51,523

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R	0.50%
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3 and Class R6.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 25,060	$ 2,040

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 148,712,184	$ —	$ 232,814,704	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, passive foreign investment companies and late year loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments due to prior year merger, net operating losses and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,259,766)	$ 2,259,766

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 337,745,803	$ 106,505,176	$ (60,615,227)	$ 45,889,949

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,795,311	$ —

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ 5,532,785	$ —	$ 19,683,638	$ —	$ 212,585,691	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (2,795,311)	$ (1,061,562)	$ (5,772,715)	$ 45,889,928

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Large Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Large Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a long-term capital gain designation of $5,532,785 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Morgan Stanley Investment Management Inc. and Wellington Management Company LLP (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Trustees discussed the reasons for the underperformance with TAM, and TAM agreed to continue to closely monitor and report to the Board on the performance of the Fund. The Board noted that Morgan Stanley Investment Management Inc. had commenced sub-advising a sleeve of the Fund on October 18, 2019 pursuant to its current investment objective and investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Growth, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and above the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Transamerica Funds	Annual Report 2023

Transamerica Large Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by each Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that Wellington Management Company LLC participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA LRG GROWTH 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Large Value Opportunities

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Large Value Opportunities

(unaudited)

MARKET ENVIRONMENT

While the broader U.S. market, as represented by the S&P 500® Index, posted strong returns for the 12-month period ended October 31, 2023, value stocks, as represented by the Fund’s benchmark, the MSCI USA Value Index, declined modestly. Value indices did not benefit as much from an early 2023 stock rally, which was led by mega-cap growth stocks, and declined similarly with the broad market over the final three months of the period. Gains began evaporating in late July following a disappointing earnings season and the Federal Reserve’s decision to raise interest rates to a 22-year high. Weakness continued through period end, as rising interest rates coincided with stock declines. Information technology was easily the best performing sector within the benchmark, while the materials and communication services sectors also had good gains. The real estate and health care sectors finished the period materially lower.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Large Value Opportunities (Class R4) returned -0.97%. By comparison, it’s benchmark, the MSCI USA Value Index Gross, returned -1.37%.

STRATEGY REVIEW

PineBridge Investments LLC’s philosophy is that the most effective way to invest in equities is to categorize stocks according to where they reside in their respective company life cycles, then to let the categorization drive how they are analyzed for investment attractiveness. Through our quantitative framework, PineBridge Investment LLC ranks companies within fundamentally similar groups of stocks based on six life-cycle stages (three types for growth companies and three for mature companies). We believe this approach is more effective and dynamic than ranking the entire universe or ranking within static and heterogeneous sectors.

The Fund outperformed its benchmark for the fiscal year, led by holdings and an overweight in information technology, the index’s best-performing sector. Holdings and an overweight in the financials sector also contributed as did holdings in the consumer discretionary sector. Holdings in the health care, real estate and communication services sectors detracted. From the team’s proprietary growth categorization perspective, holdings and an overweight in the high-cyclical growth stocks were the largest contributors, while holdings in mature cyclical stocks detracted the most.

An overweight to Broadcom, Inc. and out-of-benchmark exposure to Bookings Holdings were among the best individual performers. An underweight to Comcast Corp. and out-of-benchmark exposure to Comerica Inc. were the largest individual detractors.

Sheedsa Ali, CFA

Portfolio Manager

PineBridge Investments LLC

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class I3 (NAV)	(0.72)%	6.50%	6.79%	05/05/2017
Class R (NAV)	(1.22)%	5.97%	6.26%	05/05/2017
Class R4 (NAV)	(0.97)%	6.26%	6.83%	09/11/2000
MSCI USA Value Index Gross (A)	(1.37)%	6.45%	7.79%

(A) The MSCI USA Value Index Gross captures large and mid-cap U.S. securities exhibiting overall value style characteristics.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the Fund, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures may reflect fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced. The Fund may be more concentrated than that of a more diversified fund, subjecting it to greater fluctuation and risk.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class I3	$1,000.00	$971.50	$2.46	$1,022.70	$2.50	0.49%
Class R	1,000.00	970.20	5.02	1,020.20	5.09	1.00
Class R4	1,000.00	970.40	3.77	1,021.40	3.82	0.75

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	98.0%
Exchange-Traded Fund	1.6
Repurchase Agreement	0.3
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.0%
Aerospace & Defense - 1.5%
Boeing Co. (A)	2,615	$488,534
Lockheed Martin Corp.	8,403	3,820,340

		4,308,874

Air Freight & Logistics - 2.5%
CH Robinson Worldwide, Inc.	31,510	2,578,463
Expeditors International of Washington, Inc.	2,686	293,446
United Parcel Service, Inc., Class B	30,675	4,332,844

		7,204,753

Automobile Components - 0.4%
BorgWarner, Inc.	31,092	1,147,295

Banks - 4.1%
Bank of America Corp.	120,962	3,186,139
Citigroup, Inc.	7,942	313,629
Citizens Financial Group, Inc.	31,686	742,403
Commerce Bancshares, Inc.	158	6,930
JPMorgan Chase & Co.	27,698	3,851,684
M&T Bank Corp.	6,663	751,253
New York Community Bancorp, Inc.	35,839	339,754
NU Holdings Ltd., Class A (A)	137,738	1,129,452
PNC Financial Services Group, Inc.	8,854	1,013,517
US Bancorp	13,160	419,541

		11,754,302

Beverages - 1.6%
Coca-Cola Co.	44,870	2,534,706
PepsiCo, Inc.	11,780	1,923,439

		4,458,145

Biotechnology - 1.6%
AbbVie, Inc.	21,813	3,079,559
Regeneron Pharmaceuticals, Inc. (A)	2,015	1,571,479

		4,651,038

Building Products - 0.1%
Masco Corp.	4,155	216,434

Capital Markets - 2.3%
Interactive Brokers Group, Inc., Class A	15,304	1,225,391
LPL Financial Holdings, Inc.	8,318	1,867,558
SEI Investments Co.	48,894	2,623,652
Stifel Financial Corp.	13,758	784,206

		6,500,807

Chemicals - 3.6%
Albemarle Corp.	5,775	732,154
Linde PLC	6,624	2,531,428
LyondellBasell Industries NV, Class A	30,324	2,736,438
Mosaic Co.	26,300	854,224
Olin Corp.	5,900	252,048
PPG Industries, Inc.	18,751	2,302,060
Westlake Corp.	8,014	924,495

		10,332,847

Communications Equipment - 2.3%
Cisco Systems, Inc.	118,644	6,184,912
Juniper Networks, Inc.	19,852	534,416

		6,719,328

Construction & Engineering - 0.2%
Valmont Industries, Inc.	3,112	612,784

	Shares	Value
COMMON STOCKS (continued)
Consumer Finance - 2.0%
American Express Co.	26,398	$ 3,854,900
Discover Financial Services	21,864	1,794,597

		5,649,497

Consumer Staples Distribution & Retail - 1.2%
Performance Food Group Co. (A)	6,544	377,981
Sysco Corp.	29,757	1,978,543
Walmart, Inc.	6,845	1,118,542

		3,475,066

Containers & Packaging - 0.8%
Berry Global Group, Inc.	2,111	116,105
Graphic Packaging Holding Co.	76,805	1,652,076
Packaging Corp. of America	3,868	591,997

		2,360,178

Distributors - 0.2%
LKQ Corp.	11,634	510,965

Diversified Telecommunication Services - 1.7%
Verizon Communications, Inc.	138,743	4,874,042

Electric Utilities - 1.9%
Duke Energy Corp.	8,996	799,655
Evergy, Inc.	46,145	2,267,565
OGE Energy Corp.	67,202	2,298,308

		5,365,528

Electrical Equipment - 0.2%
Acuity Brands, Inc.	3,897	631,197

Electronic Equipment, Instruments & Components - 0.9%
Amphenol Corp., Class A	30,664	2,469,985
Arrow Electronics, Inc. (A)	1,806	204,819

		2,674,804

Financial Services - 4.5%
Berkshire Hathaway, Inc., Class B (A)	29,569	10,092,787
Fiserv, Inc. (A)	5,054	574,892
Visa, Inc., Class A	9,969	2,343,712
Western Union Co.	13	147

		13,011,538

Food Products - 3.2%
Archer-Daniels-Midland Co.	28,069	2,008,898
Bunge Ltd.	5,612	594,760
Campbell Soup Co.	9,018	364,417
General Mills, Inc.	54,132	3,531,572
Hershey Co.	14,024	2,627,396
Ingredion, Inc.	1,320	123,526

		9,250,569

Gas Utilities - 0.0% (B)
UGI Corp.	1,362	28,330

Ground Transportation - 0.3%
CSX Corp.	13,839	413,094
Schneider National, Inc., Class B	18,096	458,372

		871,466

Health Care Equipment & Supplies - 2.3%
Abbott Laboratories	31,845	3,010,945
Hologic, Inc. (A)	15,916	1,053,161
IDEXX Laboratories, Inc. (A)	3,413	1,363,391
Stryker Corp.	3,968	1,072,233

		6,499,730

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 7.1%
Cencora, Inc.	9,403	$ 1,740,965
Centene Corp. (A)	9,973	687,938
Cigna Group	7,068	2,185,426
CVS Health Corp.	1	69
DaVita, Inc. (A)	28,112	2,171,090
Elevance Health, Inc.	5,042	2,269,354
Encompass Health Corp.	5,598	350,211
HCA Healthcare, Inc.	9,061	2,049,054
Humana, Inc.	6,860	3,592,513
UnitedHealth Group, Inc.	9,823	5,260,806

		20,307,426

Health Care REITs - 0.5%
Healthpeak Properties, Inc.	92,945	1,445,295

Hotel & Resort REITs - 0.5%
Host Hotels & Resorts, Inc.	89,488	1,385,274

Hotels, Restaurants & Leisure - 0.8%
Airbnb, Inc., Class A (A)	8,264	977,549
Booking Holdings, Inc. (A)	33	92,055
Hilton Worldwide Holdings, Inc.	7,977	1,208,755

		2,278,359

Household Durables - 0.1%
Lennar Corp., Class A	3,077	328,254

Household Products - 4.5%
Colgate-Palmolive Co.	45,385	3,409,321
Kimberly-Clark Corp.	15,621	1,868,896
Procter & Gamble Co.	50,197	7,531,056

		12,809,273

Industrial Conglomerates - 0.5%
3M Co.	16,375	1,489,306

Insurance - 4.3%
Arch Capital Group Ltd. (A)	12,796	1,109,157
Chubb Ltd.	20,188	4,332,749
Cincinnati Financial Corp.	29,794	2,969,568
Everest Group Ltd.	5,649	2,234,857
Markel Group, Inc. (A)	110	161,757
Primerica, Inc.	1,153	220,408
Reinsurance Group of America, Inc.	1,313	196,254
Unum Group	22,669	1,108,514

		12,333,264

Interactive Media & Services - 0.9%
Alphabet, Inc., Class A (A)	20,434	2,535,451

IT Services - 1.7%
Amdocs Ltd.	29,452	2,360,872
Gartner, Inc. (A)	2,512	834,084
VeriSign, Inc. (A)	8,357	1,668,559

		4,863,515

Life Sciences Tools & Services - 0.2%
Avantor, Inc. (A)	11,909	207,574
Medpace Holdings, Inc. (A)	1,935	469,566

		677,140

Machinery - 4.0%
AGCO Corp.	3,512	402,686
Caterpillar, Inc.	19,006	4,296,306
CNH Industrial NV	24,586	269,954
Illinois Tool Works, Inc.	15,946	3,573,818

	Shares	Value
COMMON STOCKS (continued)
Machinery (continued)
Otis Worldwide Corp.	38,422	$ 2,966,563

		11,509,327

Media - 1.1%
Comcast Corp., Class A	3,079	127,132
Fox Corp., Class A	62,183	1,889,741
Omnicom Group, Inc.	16,550	1,239,761

		3,256,634

Metals & Mining - 1.5%
Cleveland-Cliffs, Inc. (A)	46,111	773,742
Nucor Corp.	15,954	2,357,842
Reliance Steel & Aluminum Co.	4,869	1,238,576

		4,370,160

Multi-Utilities - 1.2%
Consolidated Edison, Inc.	37,910	3,328,119

Oil, Gas & Consumable Fuels - 9.1%
Cheniere Energy, Inc.	6,133	1,020,654
Chevron Corp.	47,763	6,960,502
ConocoPhillips	20,014	2,377,663
EOG Resources, Inc.	3,300	416,625
Exxon Mobil Corp.	69,137	7,318,152
Marathon Petroleum Corp.	9,584	1,449,580
Occidental Petroleum Corp.	1	62
ONEOK, Inc.	35,381	2,306,841
Phillips 66	24,915	2,842,054
Valero Energy Corp.	9,873	1,253,871

		25,946,004

Passenger Airlines - 0.7%
American Airlines Group, Inc. (A)	81,972	913,988
United Airlines Holdings, Inc. (A)	34,455	1,206,269

		2,120,257

Pharmaceuticals - 4.0%
Bristol-Myers Squibb Co.	84,749	4,367,116
Jazz Pharmaceuticals PLC (A)	5,911	750,815
Johnson & Johnson	20,620	3,058,771
Merck & Co., Inc.	13,965	1,434,206
Viatris, Inc.	194,979	1,735,313

		11,346,221

Professional Services - 0.2%
CACI International, Inc., Class A (A)	1,941	630,359

Real Estate Management & Development - 0.1%
Zillow Group, Inc., Class A (A)	8,042	285,732

Residential REITs - 0.4%
Mid-America Apartment Communities, Inc.	9,398	1,110,374

Retail REITs - 1.2%
Simon Property Group, Inc.	31,398	3,450,326

Semiconductors & Semiconductor Equipment - 5.2%
Broadcom, Inc.	9,968	8,386,776
Lam Research Corp.	6,624	3,896,369
Lattice Semiconductor Corp. (A)	5,287	294,010
Microchip Technology, Inc.	26,005	1,853,897
NVIDIA Corp.	225	91,755
Qorvo, Inc. (A)	3,217	281,230

		14,804,037

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software - 1.0%
Adobe, Inc. (A)	2,643	$ 1,406,235
Dynatrace, Inc. (A)	2,599	116,201
Fortinet, Inc. (A)	3	171
Oracle Corp.	9,125	943,525
VMware, Inc., Class A (A)	2,841	413,792

		2,879,924

Specialized REITs - 0.6%
Gaming & Leisure Properties, Inc.	34,757	1,577,620

Specialty Retail - 5.2%
AutoZone, Inc. (A)	717	1,776,102
Best Buy Co., Inc.	17,287	1,155,117
Home Depot, Inc.	9,300	2,647,617
Lowe’s Cos., Inc.	15,314	2,918,389
O’Reilly Automotive, Inc. (A)	1,551	1,443,113
TJX Cos., Inc.	50,499	4,447,447
Ulta Beauty, Inc. (A)	1,349	514,387

		14,902,172

Technology Hardware, Storage & Peripherals - 0.6%
Apple, Inc.	8,896	1,519,170
HP, Inc.	10,653	280,493

		1,799,663

Textiles, Apparel & Luxury Goods - 0.5%
Carter’s, Inc.	9,088	610,350
Tapestry, Inc.	32,823	904,602

		1,514,952

Tobacco - 0.9%
Altria Group, Inc.	64,333	2,584,257

	Shares	Value
COMMON STOCKS (continued)
Trading Companies & Distributors - 0.0% (B)
United Rentals, Inc.	152	$ 61,753

Total Common Stocks (Cost $269,380,672)		281,039,965

EXCHANGE-TRADED FUND - 1.6%
U.S. Equity Fund - 1.6%
iShares Russell 1000 Value ETF	30,944	4,530,820

Total Exchange-Traded Fund (Cost $4,404,311)		4,530,820

	Principal	Value
REPURCHASE AGREEMENT - 0.3%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $858,455 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $875,581.	$858,396	858,396

Total Repurchase Agreement (Cost $858,396)		858,396

Total Investments (Cost $274,643,379)		286,429,181
Net Other Assets (Liabilities) - 0.1%		276,789

Net Assets - 100.0%		$286,705,970

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$281,039,965	$—	$—	$281,039,965
Exchange-Traded Fund	4,530,820	—	—	4,530,820
Repurchase Agreement	—	858,396	—	858,396

Total Investments	$285,570,785	$858,396	$—	$286,429,181

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Rate disclosed reflects the yield at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $273,784,983)	$285,570,785
Repurchase agreement, at value (cost $858,396)	858,396
Receivables and other assets:
Net income from securities lending	18
Shares of beneficial interest sold	3,571
Dividends	410,266
Interest	60
Other assets	59,648
Total assets	286,902,744

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	14,329
Investment management fees	117,001
Distribution and service fees	26,512
Transfer agent fees	1,765
Trustee and CCO fees	83
Audit and tax fees	23,551
Custody fees	4,006
Legal fees	3,558
Printing and shareholder reports fees	1,213
Registration fees	387
Other accrued expenses	4,369
Total liabilities	196,774
Net assets	$286,705,970

Net assets consist of:
Paid-in capital	$278,126,608
Total distributable earnings (accumulated losses)	8,579,362
Net assets	$286,705,970

Net assets by class:
Class I3	224,563,490
Class R	55,174,182
Class R4	6,968,298

Shares outstanding (unlimited shares, no par value):
Class I3	25,655,558
Class R	6,292,778
Class R4	794,565

Net asset value per share: (A)
Class I3	8.75
Class R	8.77
Class R4	8.77

(A)	Net asset value per share for Class I3, R and R4 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$8,140,414
Interest income	64,376
Net income from securities lending	77,750
Total investment income	8,282,540

Expenses:
Investment management fees	1,442,787
Distribution and service fees:
Class R	302,317
Class R4	21,585
Transfer agent fees:
Class I3	18,985
Class R	1,337
Class R4	648
Trustee and CCO fees	12,574
Audit and tax fees	28,913
Custody fees	22,059
Legal fees	20,673
Printing and shareholder reports fees	9,945
Registration fees	34,382
Other	27,823
Total expenses before waiver and/or reimbursement and recapture	1,944,028
Expenses waived and/or reimbursed:
Class R	(2,910)
Class R4	(759)
Recapture of previously waived and/or reimbursed fees:
Class R	2,910
Class R4	390
Net expenses	1,943,659

Net investment income (loss)	6,338,881

Net realized gain (loss) on:
Investments	(2,072,279)

Net change in unrealized appreciation (depreciation) on:
Investments	(5,500,756)
Net realized and change in unrealized gain (loss)	(7,573,035)
Net increase (decrease) in net assets resulting from operations	$(1,234,154)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$6,338,881	$6,366,916
Net realized gain (loss)	(2,072,279)	21,128,488
Net change in unrealized appreciation (depreciation)	(5,500,756)	(31,555,826)
Net increase (decrease) in net assets resulting from operations	(1,234,154)	(4,060,422)

Dividends and/or distributions to shareholders:
Class I3	(21,138,055)	(48,771,317)
Class R	(4,768,710)	(10,592,866)
Class R4	(711,954)	(1,473,018)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(26,618,719)	(60,837,201)

Capital share transactions:
Proceeds from shares sold:
Class I3	2,712,928	4,481,636
Class R	1,065,183	4,212,820
Class R4	1,128,885	1,475,055
	4,906,996	10,169,511
Dividends and/or distributions reinvested:
Class I3	21,138,055	48,771,317
Class R	4,768,710	10,592,866
Class R4	711,954	1,473,018
	26,618,719	60,837,201
Cost of shares redeemed:
Class I3	(37,174,962)	(54,864,588)
Class R	(7,173,371)	(11,531,197)
Class R4	(3,253,651)	(2,365,028)
	(47,601,984)	(68,760,813)
Net increase (decrease) in net assets resulting from capital share transactions	(16,076,269)	2,245,899
Net increase (decrease) in net assets	(43,929,142)	(62,651,724)

Net assets:
Beginning of year	330,635,112	393,286,836
End of year	$286,705,970	$330,635,112

Capital share transactions - shares:
Shares issued:
Class I3	297,711	453,552
Class R	112,061	418,502
Class R4	119,998	156,416
	529,770	1,028,470
Shares reinvested:
Class I3	2,329,554	4,896,700
Class R	524,104	1,060,276
Class R4	78,274	147,555
	2,931,932	6,104,531
Shares redeemed:
Class I3	(4,045,497)	(5,519,128)
Class R	(779,611)	(1,142,630)
Class R4	(349,334)	(233,120)
	(5,174,442)	(6,894,878)
Net increase (decrease) in shares outstanding:
Class I3	(1,418,232)	(168,876)
Class R	(143,446)	336,148
Class R4	(151,062)	70,851
	(1,712,740)	238,123

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.59	$11.49	$8.16		$9.32		$10.75

Investment operations:
Net investment income (loss) (A)	0.19	0.19	0.21		0.21		0.22
Net realized and unrealized gain (loss)	(0.24)	(0.28)	3.33		(1.09)		0.28
Total investment operations	(0.05)	(0.09)	3.54		(0.88)		0.50

Dividends and/or distributions to shareholders:
Net investment income	(0.18)	(0.20)	(0.21)		(0.23)		(0.22)
Net realized gains	(0.61)	(1.61)	—		(0.05)		(1.71)
Total dividends and/or distributions to shareholders	(0.79)	(1.81)	(0.21)		(0.28)		(1.93)

Net asset value, end of year	$8.75	$9.59	$11.49		$8.16		$9.32
Total return	(0.72)%	(1.20)%	43.70%		(9.67)%		7.58%

Ratio and supplemental data:
Net assets end of year (000’s)	$224,564	$259,718	$313,063		$254,111		$438,107
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.50%	0.50%	0.49%		0.50%		0.49%
Including waiver and/or reimbursement and recapture	0.50%	0.50%	0.49	%(C)	0.50	%(C)	0.50%
Net investment income (loss) to average net assets	2.07%	1.87%	2.04%		2.36%		2.38%
Portfolio turnover rate	111%	119%	117%		116%		118%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.61	$11.50	$8.17	$9.33	$10.75

Investment operations:
Net investment income (loss) (A)	0.15	0.14	0.16	0.16	0.18
Net realized and unrealized gain (loss)	(0.24)	(0.27)	3.33	(1.09)	0.28
Total investment operations	(0.09)	(0.13)	3.49	(0.93)	0.46

Dividends and/or distributions to shareholders:
Net investment income	(0.14)	(0.15)	(0.16)	(0.18)	(0.17)
Net realized gains	(0.61)	(1.61)	—	(0.05)	(1.71)
Total dividends and/or distributions to shareholders	(0.75)	(1.76)	(0.16)	(0.23)	(1.88)

Net asset value, end of year	$8.77	$9.61	$11.50	$8.17	$9.33
Total return	(1.22)%	(1.63)%	42.93%	(10.05)%	6.97%

Ratio and supplemental data:
Net assets end of year (000’s)	$55,174	$61,830	$70,159	$56,104	$73,596
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	1.00%	0.99%	0.98%	0.99%	0.99%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income (loss) to average net assets	1.57%	1.37%	1.53%	1.89%	1.91%
Portfolio turnover rate	111%	119%	117%	116%	118%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$9.61		$11.51		$8.17	$9.33		$10.75

Investment operations:
Net investment income (loss) (A)	0.17		0.16		0.19	0.19		0.20
Net realized and unrealized gain (loss)	(0.24)		(0.28)		3.34	(1.10)		0.29
Total investment operations	(0.07)		(0.12)		3.53	(0.91)		0.49

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.17)		(0.19)	(0.20)		(0.20)
Net realized gains	(0.61)		(1.61)		—	(0.05)		(1.71)
Total dividends and/or distributions to shareholders	(0.77)		(1.78)		(0.19)	(0.25)		(1.91)

Net asset value, end of year	$8.77		$9.61		$11.51	$8.17		$9.33
Total return	(0.97)%		(1.46)%		43.42%	(9.81)%		7.31%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,968		$9,087		$10,065	$19,376		$38,170
Expenses to average net assets (B)
Excluding waiver and/or reimbursement and recapture	0.75%		0.75%		0.74%	0.75%		0.74%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.75	%(C)	0.75%	0.75	%(C)	0.75%
Net investment income (loss) to average net assets	1.82%		1.61%		1.83%	2.13%		2.14%
Portfolio turnover rate	111%		119%		117%	116%		118%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Large Value Opportunities (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I3, Class R and Class R4.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $5,736.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Exchange-traded funds (“ETF”): ETFs are stated at the last reported sale price or closing price on the day of valuation taken from the primary exchange where the ETF is principally traded. ETFs are generally categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Model and data risk: If quantitative models, algorithms or calculations (whether proprietary and developed by the sub-adviser or supplied by third parties) (“Models”) or information or data supplied by third parties (“Data”) prove to be incorrect or incomplete, any decisions made, in whole or part, in reliance thereon expose the Fund to additional risks. Models can be predictive in nature. The use of predictive Models has inherent risks. The success of relying on or otherwise using Models depends on a number of factors, including the validity, accuracy and completeness of the Model’s development, implementation and maintenance, the Model’s assumptions, factors, algorithms and methodologies, and the accuracy and reliability of the supplied historical or other Data. Models rely on, among other things, correct and complete Data inputs. If incorrect Data is entered into even a well-founded Model, the resulting information will be incorrect. However, even if Data is input correctly, Model prices may differ substantially from market prices, especially for securities with complex characteristics. Investments selected with the use of Models may perform differently than expected as a result of the design of the Model, inputs into the Model or other factors. There also can be no assurance that the use of Models will result in effective investment decisions for the Fund.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 283,638,216	98.93%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.45%
Over $250 million up to $750 million	0.44
Over $750 million	0.43

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class I3	0.65%	March 1, 2024
Class R	1.00	March 1, 2024
Class R4	0.75	March 1, 2024

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R4	$545	$569	$759	$1,873

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class R	0.50%
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I3.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 19,632	$ 1,563

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 357,068,509	$ —	$ 397,732,071	$ —

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to basis adjustments related to a prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (133,816)	$ 133,816

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 275,287,502	$ 26,715,637	$ (15,573,958)	$ 11,141,679

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 2,466,274	$ —

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 5,955,472	$ —	$ 20,663,247	$ —	$ 35,682,199	$ —	$ 25,155,002	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 747,941	$ —	$ —	$ (2,466,274)	$ —	$ (843,984)	$ 11,141,679

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Large Value Opportunities

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Large Value Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $5,955,472 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $20,663,247 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Large Value Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class R4 Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class R4 Shares of the Fund was above the median for its peer universe for the past 1-year period and in line with the median for its peer universe for the past 3-, 5- and 10-year periods. The Board also noted that the performance of Class R4 Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced sub-advising the Fund on September 1, 2018 pursuant to its current investment objective and investment strategies and used a different benchmark. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on May 5, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Large Value, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class R4 Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Large Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA LRG VAL OPS 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Long Credit

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Long Credit

(unaudited)

MARKET ENVIRONMENT

Since the Fund’s inception on March 31, 2023, the U.S. Federal Reserve (“Fed”) has increased policy rates by 50 basis points to a range of 5.25%-5.50%. While the pace of rate increases has slowed in recent months, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023. Economic activity exceeded expectations during the period from the Fund’s inception through its fiscal year end on October 31, 2023, illustrated by annualized real GDP growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance in 2023 was in line with 2022 levels, but the rise in long-term yields incentivized less long-dated supply, which was overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

Absolute returns in investment grade long-dated credit for the period were driven primarily by the move higher in rates. The Bloomberg U.S. Long Credit Index return from March 31, 2023, to October 31, 2023, was negative. However, long-dated credit outperformed comparable duration U.S. Treasury securities due to positive market technicals and sound investment grade corporate fundamentals.

PERFORMANCE

For the period ended October 31, 2023, Transamerica Long Credit (Class I) returned -10.55%. By comparison, its benchmark, the Bloomberg US Long Credit Index, returned -11.44%.

STRATEGY REVIEW

At its inception, the Fund was positioned to be underweight duration relative to the Bloomberg U.S. Long Credit Index given the sub-adviser’s outlook for rates at the long end of the yield curve. This underweight was reduced slightly heading into fiscal year end as the likelihood of the Fed reaching the end of the hiking cycle increased based on futures market pricing.

Over the period, the sub-adviser also increased allocations to certain sub-sectors in consumer non-cyclicals and independent energy within investment grade corporate credit. Concerns around the impact of mergers and acquisitions activity and rich valuations, particularly in healthcare and pharmaceuticals, led the sub-adviser to underweight non-cyclicals initially, but this underweight was decreased over the period through the addition of new issuance offered at attractive pricing levels. An increased independent energy sector weighting was largely a result of an upgrade from high yield to investment grade of Occidental Petroleum Corp.

The Fund’s underweight duration positioning was the largest contributor to returns relative to the Bloomberg U.S. Long Credit Index given the shift higher in rates over the period. Additional yield generated by securities held in the Fund also contributed to relative returns while spread-related impacts detracted from the Fund’s relative performance.

At a sector level, security selection in investment grade corporate credit and emerging markets debt were the largest contributors to relative returns, while exposure to ex-index U.S. Treasury securities detracted. Within corporate credit, security selection in the electric, transportation and banking sectors were the largest contributors while security selection in the basic industry and Real Estate Investment Trust sectors were the largest detractors. Generally, the holdings in the electric sector had shorter maturities relative to the benchmark, which helped security selection. However, the overweight allocation to the electric sector was a detractor.

Bradley D. Doyle, CFA

Charles Foster, CFA

Sivakumar N. Rajan

Co- Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	10 Year or Since Inception		Inception Date
Class A (POP)	(14.98	)%(A)	03/31/2023
Class A (NAV)	(10.73	)%(A)	03/31/2023
Class I (NAV)	(10.55	)%(A)	03/31/2023
Bloomberg US Long Credit Index (B)	(11.44	)%(A)
Class I2 (NAV)	(3.40	)%(A)	09/29/2023

(A) Not annualized.

(B) The Bloomberg US Long Credit Index measures the investment grade, US dollar-denominated, fixed-rate, taxable corporate and government related bond markets.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses			Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)		Ending Account Value October 31, 2023	Expenses Paid During Period	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$889.90	$4.67		$1,020.30	$4.94	0.97%
Class I	1,000.00	891.40	3.23		1,021.80	3.41	0.67
Class I2	1,000.00	966.00	0.50	(D)	1,022.30	2.96	0.58

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Class I2 commenced operations on September 29, 2023. Actual expenses are calculated using the Fund’s annualized expense ratio (as disclosed in the table) multiplied by the average account value for the period, multiplied by the number of days in the period (32 days), and divided by the number of days in the year (365 days).

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	87.0%
U.S. Government Obligations	6.9
Repurchase Agreement	2.9
Foreign Government Obligations	2.3
Net Other Assets (Liabilities)	0.9
Total	100.0%

Fund Characteristics	Years
Average Maturity §	22.39
Duration†	11.65

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	6.9%
AAA	4.2
AA	3.9
A	32.4
BBB	47.9
BB	3.8
Net Other Assets (Liabilities)	0.9
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES - 87.0%
Aerospace & Defense - 2.5%
Boeing Co.
3.83%, 03/01/2059	$131,000	$78,894
5.93%, 05/01/2060	67,000	56,731
HEICO Corp. 5.35%, 08/01/2033	15,000	13,799
Raytheon Technologies Corp.
4.15%, 05/15/2045	42,000	30,269
4.63%, 11/16/2048	66,000	51,094

		230,787

Automobile Components - 0.5%
Aptiv PLC/Aptiv Corp. 4.15%, 05/01/2052	36,000	23,856
Lear Corp. 3.55%, 01/15/2052	43,000	24,384

		48,240

Automobiles - 1.0%
Ford Motor Co. 4.75%, 01/15/2043	64,000	44,406
General Motors Co. 6.25%, 10/02/2043	60,000	51,797

		96,203

Banks - 8.4%
Bank of America Corp.
Fixed until 03/11/2031, 2.65% (A), 03/11/2032	135,000	103,779
Fixed until 03/20/2050, 4.08% (A), 03/20/2051	66,000	46,586
Fixed until 04/25/2033, 5.29% (A), 04/25/2034	68,000	61,574
Citigroup, Inc.
Fixed until 01/24/2038, 3.88% (A), 01/24/2039	100,000	75,071
Goldman Sachs Group, Inc.
Fixed until 10/21/2031, 2.65% (A), 10/21/2032	71,000	53,534
6.75%, 10/01/2037	50,000	48,988
JPMorgan Chase & Co.
Fixed until 04/22/2040, 3.11% (A), 04/22/2041	155,000	103,261
Fixed until 06/01/2033, 5.35% (A), 06/01/2034	40,000	37,020
Morgan Stanley
3.97% (A), 07/22/2038	42,000	31,879
Fixed until 04/22/2038, 4.46% (A), 04/22/2039	55,000	44,207
Fixed until 07/21/2033, 5.42% (A), 07/21/2034	10,000	9,154
Fixed until 10/18/2032, 6.34% (A), 10/18/2033	10,000	9,818
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (A), 08/18/2034	18,000	16,811
Truist Financial Corp.
Fixed until 06/08/2033, 5.87% (A), 06/08/2034	41,000	37,328

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Banks (continued)
US Bancorp
Fixed until 06/10/2033, 5.84% (A), 06/12/2034	$ 28,000	$ 25,856
Wells Fargo & Co. 4.75%, 12/07/2046	102,000	75,502

		780,368

Beverages - 1.9%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	179,000	139,408
Constellation Brands, Inc. 5.25%, 11/15/2048	41,000	34,477

		173,885

Biotechnology - 1.0%
Amgen, Inc. 5.75%, 03/02/2063	51,000	44,467
CSL Finance PLC 4.95%, 04/27/2062 (B)	33,000	26,045
Gilead Sciences, Inc. 4.15%, 03/01/2047	31,000	22,977

		93,489

Broadline Retail - 1.2%
Prosus NV 4.03%, 08/03/2050 (C)	200,000	108,391

Building Products - 1.6%
Home Depot, Inc. 4.25%, 04/01/2046	91,000	69,569
Lowe’s Cos., Inc.
3.00%, 10/15/2050	46,000	25,463
4.25%, 04/01/2052	43,000	30,007
Owens Corning 4.30%, 07/15/2047	31,000	22,231

		147,270

Capital Markets - 0.9%
Blackstone Holdings Finance Co. LLC 3.20%, 01/30/2052 (B)	72,000	40,860
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (A), 05/19/2034	44,000	40,443

		81,303

Chemicals - 1.6%
FMC Corp. 6.38%, 05/18/2053	35,000	29,630
LYB International Finance BV 4.88%, 03/15/2044	28,000	21,449
Nutrien Ltd. 5.00%, 04/01/2049	73,000	57,153
Westlake Corp. 4.38%, 11/15/2047	59,000	41,043

		149,275

Commercial Services & Supplies - 1.6%
General Electric Co.
4.13%, 10/09/2042	47,000	34,724
4.50%, 03/11/2044	45,000	35,891
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	47,000	33,959

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies (continued)
Waste Management, Inc. 2.50%, 11/15/2050	$ 77,000	$ 41,261

		145,835

Communications Equipment - 0.3%
Corning, Inc. 4.38%, 11/15/2057	41,000	29,382

Consumer Staples Distribution & Retail - 0.7%
7-Eleven, Inc. 2.50%, 02/10/2041 (B)	71,000	41,530
Sysco Corp. 3.30%, 02/15/2050	41,000	24,765

		66,295

Diversified REITs - 0.9%
GLP Capital LP/GLP Financing II, Inc. 4.00%, 01/15/2030	31,000	25,885
Prologis LP 4.38%, 09/15/2048	32,000	23,550
VICI Properties LP 5.13%, 05/15/2032	38,000	32,865

		82,300

Diversified Telecommunication Services - 3.7%
AT&T, Inc.
3.50%, 09/15/2053	107,000	63,443
3.55%, 09/15/2055	139,000	81,370
Telefonica Emisiones SA 7.05%, 06/20/2036	84,000	83,849
Verizon Communications, Inc.
2.99%, 10/30/2056	28,000	14,839
3.70%, 03/22/2061	164,000	100,944

		344,445

Electric Utilities - 11.1%
Appalachian Power Co. 4.45%, 06/01/2045	61,000	45,041
Berkshire Hathaway Energy Co. 4.50%, 02/01/2045	40,000	30,878
Black Hills Corp. 4.20%, 09/15/2046	91,000	62,511
Consolidated Edison Co. of New York, Inc. 4.00%, 11/15/2057	123,000	83,044
Dominion Energy South Carolina, Inc. 6.05%, 01/15/2038	54,000	52,213
DTE Electric Co. 4.05%, 05/15/2048	41,000	29,587
Duke Energy Florida LLC 6.35%, 09/15/2037	78,000	77,375
Entergy Arkansas LLC 4.20%, 04/01/2049	73,000	52,347
Evergy Metro, Inc. 4.20%, 03/15/2048	61,000	43,833
FirstEnergy Corp. 5.10%, 07/15/2047	95,000	78,144
Northern States Power Co. 4.00%, 08/15/2045	50,000	35,988
Pacific Gas & Electric Co. 3.50%, 08/01/2050	37,000	20,741
PG&E Wildfire Recovery Funding LLC 5.10%, 06/01/2054	57,000	49,012

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Potomac Electric Power Co. 7.90%, 12/15/2038	$ 73,000	$ 84,183
Public Service Electric & Gas Co. 4.05%, 05/01/2048	61,000	45,059
Southern California Edison Co. 4.65%, 10/01/2043	52,000	40,350
Southern Co. 4.40%, 07/01/2046	54,000	40,052
Union Electric Co. 3.90%, 09/15/2042	83,000	59,951
Virginia Electric & Power Co. 8.88%, 11/15/2038	84,000	101,518

		1,031,827

Electrical Equipment - 0.3%
Emerson Electric Co. 2.75%, 10/15/2050	46,000	25,975

Electronic Equipment, Instruments & Components - 0.2%
Cisco Systems, Inc. 5.90%, 02/15/2039	21,000	20,974

Energy Equipment & Services - 0.5%
Halliburton Co. 5.00%, 11/15/2045	59,000	48,734

Financial Services - 0.3%
Avolon Holdings Funding Ltd. 6.38%, 05/04/2028 (B)	27,000	26,109

Food Products - 1.2%
Cargill, Inc. 6.63%, 09/15/2037 (B)	84,000	84,661
J M Smucker Co. 6.50%, 11/15/2043	29,000	27,608

		112,269

Ground Transportation - 1.3%
Burlington Northern Santa Fe LLC 4.70%, 09/01/2045	82,000	66,683
Norfolk Southern Corp. 4.65%, 01/15/2046	42,000	32,774
Union Pacific Corp. 2.97%, 09/16/2062	36,000	19,138

		118,595

Health Care Equipment & Supplies - 1.1%
Boston Scientific Corp. 4.70%, 03/01/2049	62,000	49,693
Danaher Corp. 2.60%, 10/01/2050	22,000	12,200
Stryker Corp. 4.63%, 03/15/2046	50,000	40,576

		102,469

Health Care Providers & Services - 4.8%
Centene Corp. 3.38%, 02/15/2030	66,000	54,577
Cigna Group
3.40%, 03/15/2051	47,000	29,153
3.88%, 10/15/2047	64,000	43,907
CVS Health Corp.
5.30%, 12/05/2043	78,000	64,812
5.88%, 06/01/2053	51,000	44,915

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Health Care Providers & Services (continued)
Elevance Health, Inc. 5.13%, 02/15/2053	$ 66,000	$ 55,123
HCA, Inc. 4.63%, 03/15/2052	98,000	68,651
UnitedHealth Group, Inc.
5.20%, 04/15/2063	44,000	37,022
6.05%, 02/15/2063	51,000	48,930

		447,090

Hotels, Restaurants & Leisure - 1.6%
McDonald’s Corp. 3.63%, 09/01/2049	39,000	26,030
Starbucks Corp. 4.50%, 11/15/2048	41,000	31,287
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	127,000	94,560

		151,877

Insurance - 2.4%
Alleghany Corp.
3.25%, 08/15/2051	32,000	19,747
4.90%, 09/15/2044	33,000	27,542
American International Group, Inc. 4.80%, 07/10/2045	28,000	22,165
Arch Capital Group Ltd. 3.64%, 06/30/2050	50,000	31,976
Berkshire Hathaway Finance Corp. 3.85%, 03/15/2052	43,000	30,194
Equitable Holdings, Inc. 5.00%, 04/20/2048	60,000	45,948
Global Atlantic Finance Co. 7.95%, 06/15/2033 (B)	48,000	44,736

		222,308

Interactive Media & Services - 0.5%
Meta Platforms, Inc.
4.45%, 08/15/2052	41,000	31,212
5.75%, 05/15/2063	18,000	16,260

		47,472

Internet & Catalog Retail - 1.7%
Alibaba Group Holding Ltd. 2.70%, 02/09/2041	200,000	116,322
Amazon.com, Inc. 4.05%, 08/22/2047	58,000	44,507

		160,829

Media - 2.8%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.48%, 10/23/2045	139,000	117,287
Comcast Corp.
2.89%, 11/01/2051	35,000	19,409
2.94%, 11/01/2056	23,000	12,281
4.00%, 11/01/2049	68,000	47,823
6.50%, 11/15/2035	6,000	6,145
Fox Corp. 5.58%, 01/25/2049	55,000	43,584
Paramount Global 4.95%, 05/19/2050	24,000	15,307

		261,836

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 1.1%
Freeport-McMoRan, Inc. 5.45%, 03/15/2043	$ 33,000	$ 27,146
Glencore Finance Canada Ltd. 6.90%, 11/15/2037 (B)	23,000	22,568
Newmont Corp. 6.25%, 10/01/2039	38,000	36,850
Nucor Corp. 2.98%, 12/15/2055	33,000	17,736

		104,300

Oil, Gas & Consumable Fuels - 11.9%
BP Capital Markets America, Inc. 2.94%, 06/04/2051	77,000	44,646
Cameron LNG LLC 3.70%, 01/15/2039 (B)	32,000	23,693
Devon Energy Corp. 5.00%, 06/15/2045	33,000	25,551
Diamondback Energy, Inc. 4.40%, 03/24/2051	30,000	21,428
Energy Transfer LP
5.00%, 05/15/2050	31,000	23,378
7.50%, 07/01/2038	82,000	84,030
Enterprise Products Operating LLC 4.90%, 05/15/2046	66,000	54,657
Equinor ASA 5.10%, 08/17/2040	51,000	45,940
Hess Corp. 5.60%, 02/15/2041	33,000	30,770
KazMunayGas National Co. JSC 6.38%, 10/24/2048 (C)	200,000	156,400
Kinder Morgan Energy Partners LP 6.55%, 09/15/2040	82,000	76,314
Magellan Midstream Partners LP 4.25%, 09/15/2046	37,000	25,118
MPLX LP 5.50%, 02/15/2049	26,000	21,109
Occidental Petroleum Corp. 6.60%, 03/15/2046	42,000	40,500
ONEOK Partners LP 6.20%, 09/15/2043	39,000	35,075
ONEOK, Inc. 5.20%, 07/15/2048	33,000	25,711
Ovintiv, Inc. 7.10%, 07/15/2053	26,000	24,887
Petroleos Mexicanos 7.69%, 01/23/2050	50,000	31,028
Shell International Finance BV 3.75%, 09/12/2046	84,000	59,102
Spectra Energy Partners LP 4.50%, 03/15/2045	61,000	44,196
Suncor Energy, Inc. 6.50%, 06/15/2038	68,000	65,549
Teck Resources Ltd. 6.00%, 08/15/2040	30,000	26,126
TransCanada PipeLines Ltd. 5.00%, 10/16/2043	49,000	38,836
Western Midstream Operating LP 5.30%, 03/01/2048	43,000	32,144

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. 5.40%, 03/04/2044	$ 54,000	$ 45,018

		1,101,206

Passenger Airlines - 0.8%
American Airlines Pass-Through Trust 3.15%, 08/15/2033	31,596	26,355
United Airlines Pass-Through Trust Class AA, 2.70%, 11/01/2033	60,989	49,536

		75,891

Personal Care Products - 0.6%
Kenvue, Inc. 5.10%, 03/22/2043 (D)	66,000	58,671

Pharmaceuticals - 4.0%
AbbVie, Inc.
4.05%, 11/21/2039	15,000	11,773
4.25%, 11/21/2049	51,000	38,496
4.70%, 05/14/2045	99,000	80,909
Bristol-Myers Squibb Co. 6.40%, 11/15/2063 (E)	50,000	49,848
Johnson & Johnson 3.75%, 03/03/2047	31,000	23,108
Merck & Co., Inc.
3.70%, 02/10/2045	53,000	38,175
5.00%, 05/17/2053	35,000	30,099
Pfizer Investment Enterprises Pte. Ltd. 5.34%, 05/19/2063	35,000	30,188
Pfizer, Inc. 4.20%, 09/15/2048	86,000	66,340

		368,936

Professional Services - 1.1%
Equifax, Inc. 7.00%, 07/01/2037	69,000	67,793
Moody’s Corp. 3.25%, 05/20/2050	60,000	36,412

		104,205

Residential REITs - 0.4%
American Homes 4 Rent LP 4.30%, 04/15/2052	57,000	38,717

Retail REITs - 1.1%
Kimco Realty OP LLC 3.70%, 10/01/2049	83,000	51,646
Simon Property Group LP
3.25%, 09/13/2049	22,000	12,821
5.85%, 03/08/2053	43,000	37,598

		102,065

Semiconductors & Semiconductor Equipment - 2.8%
Advanced Micro Devices, Inc. 4.39%, 06/01/2052	55,000	42,620
Broadcom, Inc. 3.50%, 02/15/2041 (B)	45,000	30,083
Intel Corp.
4.10%, 05/11/2047	33,000	23,940
5.90%, 02/10/2063	33,000	29,976
KLA Corp. 5.00%, 03/15/2049	28,000	23,502

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc. 4.30%, 05/20/2047	$ 76,000	$ 58,341
Texas Instruments, Inc.
4.15%, 05/15/2048	30,000	22,857
5.05%, 05/18/2063	31,000	25,997

		257,316

Software - 3.1%
Fiserv, Inc. 4.40%, 07/01/2049	34,000	24,851
Intuit, Inc. 5.50%, 09/15/2053	28,000	25,609
Microsoft Corp. 2.92%, 03/17/2052	70,000	43,547
Oracle Corp.
3.65%, 03/25/2041	51,000	34,894
6.90%, 11/09/2052	164,000	162,589

		291,490

Technology Hardware, Storage & Peripherals - 0.4%
Apple, Inc. 3.45%, 02/09/2045	47,000	33,799

Tobacco - 0.7%
BAT Capital Corp.
4.76%, 09/06/2049	47,000	31,396
7.08%, 08/02/2053	37,000	33,167

		64,563

Transportation Infrastructure - 0.4%
GXO Logistics, Inc. 2.65%, 07/15/2031	46,000	34,191

Wireless Telecommunication Services - 1.0%
T-Mobile USA, Inc.
3.30%, 02/15/2051	14,000	8,282
4.50%, 04/15/2050	49,000	35,977
5.65%, 01/15/2053	53,000	46,044

		90,303

Total Corporate Debt Securities (Cost $9,268,799)		8,081,485

FOREIGN GOVERNMENT OBLIGATIONS - 2.3%
Colombia - 1.4%
Colombia Government International Bonds 5.00%, 06/15/2045	200,000	127,411

Dominican Republic - 0.9%
Dominican Republic International Bonds 6.85%, 01/27/2045 (C)	100,000	83,212

Total Foreign Government Obligations (Cost $231,231)		210,623

U.S. GOVERNMENT OBLIGATIONS - 6.9%
U.S. Treasury - 6.9%
U.S. Treasury Bonds
3.63%, 02/15/2053 - 05/15/2053	538,000	422,597
4.13%, 08/15/2053	255,000	219,818

Total U.S. Government Obligations (Cost $725,965)		642,415

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
REPURCHASE AGREEMENT - 2.9%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $266,687 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $272,077.	$266,668	$ 266,668

Total Repurchase Agreement (Cost $266,668)		266,668

Total Investments (Cost $10,492,663)		9,201,191
Net Other Assets (Liabilities) - 0.9%		82,073

Net Assets - 100.0%		$9,283,264

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Corporate Debt Securities	$—	$8,081,485	$—	$8,081,485
Foreign Government Obligations	—	210,623	—	210,623
U.S. Government Obligations	—	642,415	—	642,415
Repurchase Agreement	—	266,668	—	266,668

Total Investments	$—	$9,201,191	$—	$9,201,191

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $340,285, representing 3.7% of the Fund’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $348,003, representing 3.7% of the Fund’s net assets.
(D)	Restricted security. At October 31, 2023, the value of such security held by the Fund is as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	Kenvue, Inc. 5.10%, 03/22/2043	03/31/2023	$68,027	$58,671	0.6%

(E)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2023. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(F)	Rate disclosed reflects the yield at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the period ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $10,225,995)	$8,934,523
Repurchase agreement, at value (cost $266,668)	266,668
Cash	95,358
Receivables and other assets:
Net income from securities lending	180
Interest	135,028
Due from investment manager	47,797
Total assets	9,479,554

Liabilities:
Payables and other liabilities:
Investments purchased	95,358
When-issued, delayed-delivery, forward and TBA commitments purchased	49,993
Distribution and service fees	16
Transfer agent fees	844
Trustee and CCO fees	2
Audit and tax fees	44,347
Custody fees	2,960
Legal fees	133
Printing and shareholder reports fees	232
Registration fees	405
Other accrued expenses	2,000
Total liabilities	196,290
Net assets	$9,283,264

Net assets consist of:
Paid-in capital	$10,615,234
Total distributable earnings (accumulated losses)	(1,331,970)
Net assets	$9,283,264

Net assets by class:
Class A	$329,906
Class I	8,943,704
Class I2	9,654

Shares outstanding (unlimited shares, no par value):
Class A	37,963
Class I	1,029,501
Class I2	1,112

Net asset value per share: (A)
Class A	$8.69
Class I	8.69
Class I2	8.69	(B)

Maximum offering price per share: (C)
Class A	$9.12

(A)	Net asset value per share for Class I and I2 shares represents offering price. The redemption price for Class A equals net asset value less any applicable contingent deferred sales charge.
(B)	Actual net asset value per share presented differs from calculated net asset value per share due to rounding.
(C)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

STATEMENT OF OPERATIONS

For the period ended October 31, 2023 (A)

Investment Income:
Interest income	$315,361
Net income from securities lending	817
Total investment income	316,178

Expenses:
Investment management fees	25,496
Distribution and service fees:
Class A	29
Transfer agent fees:
Class A	16
Class I	5,922
Trustee and CCO fees	223
Audit and tax fees	44,376
Custody fees	8,894
Legal fees	53,375
Printing and shareholder reports fees	4,490
Registration fees	51,835
Other	6,734
Total expenses before waiver and/or reimbursement and recapture	201,390
Expenses waived and/or reimbursed:
Class A	(1,082)
Class I	(163,047)
Class I2 (B)	(55)
Recapture of previously waived and/or reimbursed fees:
Class A	759
Class I2 (B)	30
Net expenses	37,995

Net investment income (loss)	278,183

Net realized gain (loss) on:
Investments	(45,497)

Net change in unrealized appreciation (depreciation) on:
Investments	(1,291,472)
Net realized and change in unrealized gain (loss)	(1,336,969)
Net increase (decrease) in net assets resulting from operations	$(1,058,786)

(A)	Fund commenced operations on March 31, 2023.
(B)	Class I2 commenced operations on September 29, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

STATEMENT OF CHANGES IN NET ASSETS

For the period ended:

October 31, 2023 (A)
From operations:
Net investment income (loss)	$278,183
Net realized gain (loss)	(45,497)
Net change in unrealized appreciation (depreciation)	(1,291,472)
Net increase (decrease) in net assets resulting from operations	(1,058,786)

Dividends and/or distributions to shareholders:
Class A	(594)
Class I	(277,991)
Class I2 (B)	(47)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(278,632)

Capital share transactions:
Proceeds from shares sold:
Class A	332,051
Class I	9,999,999
Class I2 (B)	10,000
10,342,050
Dividends and/or distributions reinvested:
Class A	594
Class I	277,991
Class I2 (B)	47
278,632
Net increase (decrease) in net assets resulting from capital share transactions	10,620,682
Net increase (decrease) in net assets	9,283,264

Net assets:
Beginning of period	—
End of period	$9,283,264

Capital share transactions - shares:
Shares issued:
Class A	37,897
Class I	1,000,163
Class I2 (B)	1,107
1,039,167
Shares reinvested:
Class A	66
Class I	29,338
Class I2 (B)	5
29,409
Net increase (decrease) in shares outstanding:
Class A	37,963
Class I	1,029,501
Class I2 (B)	1,112
1,068,576

(A)	Fund commenced operations on March 31, 2023.
(B)	Class I2 commenced operations on September 29, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.25
Net realized and unrealized gain (loss)	(1.30)
Total investment operations	(1.05)

Dividends and/or distributions to shareholders:
Net investment income	(0.26)

Net asset value, end of period	$8.69
Total return (C)(D)	(10.73)%

Ratio and supplemental data:
Net assets end of period (000’s)	$330
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	3.85%
Including waiver and/or reimbursement and recapture	0.98%
Net investment income (loss) to average net assets (E)	5.32%
Portfolio turnover rate (D)	22%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Class I
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.27
Net realized and unrealized gain (loss)	(1.31)
Total investment operations	(1.04)

Dividends and/or distributions to shareholders:
Net investment income	(0.27)

Net asset value, end of period	$8.69
Total return (C)	(10.55)%

Ratio and supplemental data:
Net assets end of period (000’s)	$8,943
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	3.55%
Including waiver and/or reimbursement and recapture	0.67%
Net investment income (loss) to average net assets (D)	4.91%
Portfolio turnover rate (C)	22%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class I2
October 31, 2023 (A)
Net asset value, beginning of period	$9.04

Investment operations:
Net investment income (loss) (B)	0.04
Net realized and unrealized gain (loss)	(0.35)
Total investment operations	(0.31)

Dividends and/or distributions to shareholders:
Net investment income	(0.04)

Net asset value, end of period	$8.69
Total return (C)	(3.40)%

Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	3.46%
Including waiver and/or reimbursement and recapture	0.58%
Net investment income (loss) to average net assets (D)	5.47%
Portfolio turnover rate (C)	22%

(A)	Commenced operations on September 29, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Long Credit (the “Fund”) commenced operations on March 31, 2023 is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class A, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the period ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the period ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance. When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended October 31, 2023, the Fund has not utilized the program.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 8,950,923	96.42%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.45%
Over $1 billion	0.44

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A (A)	1.03%	March 1, 2025
Class I (A)	0.67	March 1, 2025
Class I2 (B)	0.58	March 1, 2025

(A)	Class commenced operations on April 1, 2023.
(B)	Class commenced operations on September 29, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2023	Total
Class A (A)	$317	$317
Class I (A)	163,047	163,047
Class I2 (B)	25	25

(A)	Commenced operations on March 31, 2023.
(B)	Commenced operations on September 29, 2023.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I and Class I2.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the period ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 5,811	$ 811

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the period ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 10,425,251	$ 1,840,412	$ 901,987	$ 1,109,353

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (5,448)	$ 5,448

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 10,497,526	$ —	$ (1,296,335)	$ (1,296,335)

Transamerica Funds	Annual Report 2023

Transamerica Long Credit

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 40,647	$ —

During the period ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 are as follows:

2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 278,632	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,012	$ —	$ —	$ (40,647)	$ —	$ —	$ (1,296,335)

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Long Credit

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Long Credit (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations and changes in its net assets and its financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the period ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191176 TA LONG CRED 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Mid Cap Growth

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Mid Cap Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, rose over the trailing twelve-month period ended October 31, 2023. Greater optimism that the U.S. Federal Reserve (“Fed”) would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.

U.S. equities surged higher in the first quarter of 2023. The sudden collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.

During the second and third quarters of 2023, U.S. equities were pressured by surging U.S. Treasury yields amid firming views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.”

PERFORMANCE

For the year ended October 31, 2023, Transamerica Mid Cap Growth (Class R4) returned 5.88%. By comparison, its benchmark, the Russell Midcap® Growth Index, returned 3.35%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the Russell Midcap® Growth Index, during the fiscal year ended October 31, 2023.

The Fund’s relative outperformance was largely driven by security selection. Selection within information technology, health care, and financials contributed the most to relative performance, while selection in communication services and consumer discretionary partially offset positive relative results. Sector allocation, a residual of our bottom-up stock selection process, detracted from relative results, driven by an overweight to health care.

Notable contributors to performance included our positions in MongoDB, Inc., an online document management company; Hamilton Lane, Inc., an alternative investment manager; and BWX Technologies, Inc., a nuclear components and fuel provider to the military, healthcare, and commercial nuclear power industries.

Top detractors from performance included positions in ZoomInfo Technologies, Inc., a sales and marketing software company; Illumina, Inc., a global leader in genomic sequencing with over 15,000 sequencing instruments active globally; and Omnicell, Inc., (no longer held in the Fund), a medication management software provider.

In terms of positioning, at fiscal year-end the Fund held the largest overweight positions to the real estate, consumer staples, and health care sectors relative to the benchmark, and was most underweight the consumer discretionary, materials, and energy sectors. Over the fiscal year, we added several new holdings, including MSCI, Inc., a leading investment index provider, and Illumina, Inc., a global leader in genomic sequencing. We eliminated several holdings including Agilent Technologies, Inc., a provider of analytical instrumentation and consumable products used for the life sciences industry, and Seagen Inc., a U.S. based biotechnology company focused on cancer therapeutics.

Timothy N. Manning

Portfolio Manager

Wellington Management Company LLP

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(0.14)%	4.41%	3.46%	03/10/2017
Class A (NAV)	5.67%	5.59%	4.34%	03/10/2017
Class C (POP)	3.83%	5.09%	3.78%	03/10/2017
Class C (NAV)	4.83%	5.09%	3.78%	03/10/2017
Class I (NAV)	6.08%	5.95%	4.69%	03/10/2017
Class I2 (NAV)	6.13%	5.97%	4.71%	03/10/2017
Class I3 (NAV)	6.14%	5.98%	4.65%	03/10/2017
Class R (NAV)	5.60%	5.45%	4.12%	03/10/2017
Class R4 (NAV)	5.88%	5.77%	6.08%	11/07/2001
Russell Midcap® Growth Index (A)	3.35%	8.09%	9.09%
Class R6 (NAV)	6.14%	N/A	(10.14)%	05/28/2021

(A) The Russell Midcap® Growth Index measures the performance of the mid-cap growth segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks. Investing in small and medium-sized companies involves greater risk than is customarily associated with more established companies. The securities of small and mid capitalization companies are subject to higher volatility than larger, more established companies.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$990.20	$6.14	$1,019.10	$6.16	1.21%
Class C	1,000.00	987.40	10.08	1,015.30	10.22	1.99
Class I	1,000.00	991.90	4.36	1,020.90	4.38	0.86
Class I2	1,000.00	992.00	3.86	1,021.40	3.87	0.76
Class I3	1,000.00	993.30	3.86	1,021.40	3.87	0.76
Class R	1,000.00	990.30	6.34	1,018.90	6.36	1.25
Class R4	1,000.00	990.60	4.82	1,020.40	4.84	0.95
Class R6	1,000.00	992.00	3.86	1,021.40	3.87	0.76

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Repurchase Agreement	1.5
Net Other Assets (Liabilities)	1.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 9.0%
Axon Enterprise, Inc. (A)	39,916	$8,162,423
BWX Technologies, Inc.	212,781	15,805,373
Hexcel Corp.	131,680	8,153,625

		32,121,421

Beverages - 1.6%
Celsius Holdings, Inc. (A)	36,758	5,590,524

Biotechnology - 2.8%
Exact Sciences Corp. (A)	161,041	9,918,515

Broadline Retail - 0.5%
Etsy, Inc. (A)	27,763	1,729,635

Building Products - 2.5%
Builders FirstSource, Inc. (A)	82,455	8,948,017

Capital Markets - 9.8%
Ares Management Corp., Class A	113,202	11,160,585
Hamilton Lane, Inc., Class A	117,304	9,867,613
MSCI, Inc.	29,613	13,964,010

		34,992,208

Commercial Services & Supplies - 3.0%
Clean Harbors, Inc. (A)	68,902	10,588,170

Electronic Equipment, Instruments & Components - 5.3%
CDW Corp.	95,235	19,085,094

Entertainment - 3.6%
Electronic Arts, Inc.	105,003	12,998,321

Food Products - 3.5%
Freshpet, Inc. (A)	220,523	12,658,020

Health Care Equipment & Supplies - 1.7%
Align Technology, Inc. (A)	32,164	5,937,153

Health Care Providers & Services - 3.7%
Molina Healthcare, Inc. (A)	39,864	13,272,719

Health Care Technology - 3.3%
Veeva Systems, Inc., Class A (A)	61,685	11,887,316

Hotels, Restaurants & Leisure - 2.2%
DraftKings, Inc., Class A (A)	284,851	7,867,585

Interactive Media & Services - 1.9%
ZoomInfo Technologies, Inc. (A)	515,058	6,675,152

IT Services - 7.5%
Gartner, Inc. (A)	56,706	18,828,660
MongoDB, Inc. (A)	23,524	8,106,135

		26,934,795

Life Sciences Tools & Services - 8.9%
ICON PLC (A)	70,964	17,312,378

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services (continued)
Illumina, Inc. (A)	64,701	$ 7,079,583
Repligen Corp. (A)	55,094	7,413,449

		31,805,410

Oil, Gas & Consumable Fuels - 3.6%
Cheniere Energy, Inc.	76,974	12,810,013

Professional Services - 5.0%
Ceridian HCM Holding, Inc. (A)	133,525	8,546,935
TransUnion	215,242	9,444,819

		17,991,754

Real Estate Management & Development - 2.6%
CoStar Group, Inc. (A)	126,161	9,261,479

Semiconductors & Semiconductor Equipment - 2.4%
KLA Corp.	17,989	8,449,433

Software - 8.0%
Aspen Technology, Inc. (A)	57,018	10,134,949
Cadence Design Systems, Inc. (A)	39,943	9,580,329
PTC, Inc. (A)	63,305	8,889,288

		28,604,566

Specialized REITs - 1.6%
SBA Communications Corp.	27,547	5,747,131

Textiles, Apparel & Luxury Goods - 2.7%
Lululemon Athletica, Inc. (A)	24,849	9,777,585

Total Common Stocks (Cost $349,718,052)		345,652,016

	Principal	Value
REPURCHASE AGREEMENT - 1.5%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $5,499,377 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $5,608,995.	$5,498,995	5,498,995

Total Repurchase Agreement (Cost $5,498,995)		5,498,995

Total Investments (Cost $355,217,047)		351,151,011
Net Other Assets (Liabilities) - 1.8%		6,364,928

Net Assets - 100.0%		$357,515,939

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$345,652,016	$—	$—	$345,652,016
Repurchase Agreement	—	5,498,995	—	5,498,995

Total Investments	$345,652,016	$5,498,995	$—	$351,151,011

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $349,718,052)	$345,652,016
Repurchase agreement, at value (cost $5,498,995)	5,498,995
Receivables and other assets:
Investments sold	6,681,166
Shares of beneficial interest sold	4,671
Interest	382
Total assets	357,837,230

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	28,727
Investment management fees	230,614
Distribution and service fees	10,339
Transfer agent fees	5,248
Trustee and CCO fees	107
Audit and tax fees	30,392
Custody fees	5,614
Legal fees	3,827
Printing and shareholder reports fees	1,213
Registration fees	976
Other accrued expenses	4,234
Total liabilities	321,291
Net assets	$357,515,939

Net assets consist of:
Paid-in capital	$429,082,882
Total distributable earnings (accumulated losses)	(71,566,943)
Net assets	$357,515,939

Net assets by class:
Class A	$12,643,617
Class C	803,595
Class I	3,869,384
Class I2	299,798,836
Class I3	19,061,528
Class R	14,055,867
Class R4	145,494
Class R6	7,137,618
Shares outstanding (unlimited shares, no par value):
Class A	1,786,904
Class C	127,817
Class I	528,084
Class I2	40,301,703
Class I3	2,567,020
Class R	1,960,115
Class R4	19,708
Class R6	960,647
Net asset value per share: (A)
Class A	$7.08
Class C	6.29
Class I	7.33
Class I2	7.44
Class I3	7.43
Class R	7.17
Class R4	7.38
Class R6	7.43
Maximum offering price per share: (B)
Class A	$7.49

(A)

Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.

(B)

Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$1,624,099
Interest income	191,138
Net income from securities lending	13,301
Total investment income	1,828,538

Expenses:
Investment management fees	2,504,218
Distribution and service fees:
Class A	30,542
Class C	7,217
Class R	76,570
Class R4	365
Transfer agent fees:
Class A	27,075
Class C	2,068
Class I	2,319
Class I2	22,394
Class I3	1,716
Class R	337
Class R4	11
Class R6	574
Trustee and CCO fees	15,095
Audit and tax fees	35,660
Custody fees	28,779
Legal fees	23,041
Printing and shareholder reports fees	13,438
Registration fees	92,001
Other	34,942
Total expenses before waiver and/or reimbursement and recapture	2,918,362
Expenses waived and/or reimbursed:
Class A	(12)
Class C	(499)
Class R4	(105)
Recapture of previously waived and/or reimbursed fees:
Class C	67
Class R4	0	(A)
Net expenses	2,917,813

Net investment income (loss)	(1,089,275)

Net realized gain (loss) on:
Investments	(19,426,992)

Net change in unrealized appreciation (depreciation) on:
Investments	36,808,931
Net realized and change in unrealized gain (loss)	17,381,939
Net increase (decrease) in net assets resulting from operations	$16,292,664

(A)	Rounds to less than $1 or $(1).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$(1,089,275)	$(959,444)
Net realized gain (loss)	(19,426,992)	(37,777,538)
Net change in unrealized appreciation (depreciation)	36,808,931	(108,377,492)
Net increase (decrease) in net assets resulting from operations	16,292,664	(147,114,474)

Dividends and/or distributions to shareholders:
Class A	—	(4,997,670)
Class C	—	(329,926)
Class I	—	(668,444)
Class I2	—	(83,490,034)
Class I3	—	(10,118,990)
Class R	—	(7,200,667)
Class R4	—	(53,974)
Class R6	—	(3,021,089)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	—	(109,880,794)

Capital share transactions:
Proceeds from shares sold:
Class A	4,236,166	2,564,836
Class C	420,721	175,751
Class I	3,983,653	608,934
Class I2	61,541,177	59,766,166
Class I3	495,243	2,269,021
Class R	614,829	1,362,071
Class R4	14,263	18,241
Class R6	324,552	10,182,835
71,630,604	76,947,855
Dividends and/or distributions reinvested:
Class A	—	4,997,670
Class C	—	329,926
Class I	—	576,696
Class I2	—	83,490,034
Class I3	—	10,118,990
Class R	—	7,200,667
Class R4	—	53,974
Class R6	—	3,021,089
—	109,789,046
Cost of shares redeemed:
Class A	(2,544,077)	(3,694,490)
Class C	(87,876)	(200,349)
Class I	(1,440,277)	(520,350)
Class I2	(4,962,518)	(16,122,967)
Class I3	(5,526,231)	(4,128,085)
Class R	(1,997,432)	(3,535,355)
Class R4	(2,548)	(14,966)
Class R6	(776,060)	(193,953)
(17,337,019)	(28,410,515)
Automatic conversions:
Class A	81,961	748,461
Class C	(81,961)	(748,461)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	54,293,585	158,326,386
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	57	(A)
Class C	—	7,686	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	3,402	(B)
—	11,145
Net increase (decrease) in net assets	70,586,249	(98,657,737)

Net assets:
Beginning of year	286,929,690	385,587,427
End of year	$357,515,939	$286,929,690

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022

Capital share transactions - shares:
Shares issued:
Class A	565,448	305,355
Class C	63,069	23,077
Class I	498,236	69,100
Class I2	8,066,339	6,985,263
Class I3	61,483	286,379
Class R	81,381	156,706
Class R4	1,885	2,152
Class R6	43,018	731,436
	9,380,859	8,559,468
Shares reinvested:
Class A	—	527,737
Class C	—	39,184
Class I	—	59,354
Class I2	—	8,458,970
Class I3	—	1,027,309
Class R	—	750,069
Class R4	—	5,491
Class R6	—	306,398
	—	11,174,512
Shares redeemed:
Class A	(340,044)	(444,495)
Class C	(13,752)	(28,055)
Class I	(197,144)	(58,021)
Class I2	(588,359)	(2,010,903)
Class I3	(715,126)	(469,721)
Class R	(272,153)	(428,831)
Class R4	(340)	(1,868)
Class R6	(98,367)	(22,559)
	(2,225,285)	(3,464,453)
Automatic conversions:
Class A	10,931	56,648
Class C	(12,273)	(61,895)
	(1,342)	(5,247)
Net increase (decrease) in shares outstanding:
Class A	236,335	445,245
Class C	37,044	(27,689)
Class I	301,092	70,433
Class I2	7,477,980	13,433,330
Class I3	(653,643)	843,967
Class R	(190,772)	477,944
Class R4	1,545	5,775
Class R6	(55,349)	1,015,275
	7,154,232	16,264,280

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.70		$15.14		$11.91	$10.33	$12.98

Investment operations:
Net investment income (loss) (A)	(0.05)		(0.06)		(0.11)	(0.07)	(0.06)
Net realized and unrealized gain (loss)	0.43		(4.03)		3.98	1.83	1.58
Total investment operations	0.38		(4.09)		3.87	1.76	1.52
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		(0.00	)(B)	—	—	(0.01)
Net realized gains	—		(4.35)		(0.64)	(0.18)	(4.16)
Total dividends and/or distributions to shareholders	—		(4.35)		(0.64)	(0.18)	(4.17)

Net asset value, end of year	$7.08		$6.70		$15.14	$11.91	$10.33
Total return (D)	5.67%		(35.42	)%(C)	33.21%	17.25%	23.15%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,644		$10,385		$16,740	$12,670	$11,984
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%		1.23%		1.17%	1.19%	1.31%
Including waiver and/or reimbursement and recapture	1.24	%(E)	1.23	%(E)	1.17%	1.19%	1.20%
Net investment income (loss) to average net assets	(0.73)%		(0.72)%		(0.79)%	(0.68)%	(0.62)%
Portfolio turnover rate	75%		77%		99%	91%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.00	$14.01		$11.14	$9.74	$12.55

Investment operations:
Net investment income (loss) (A)	(0.10)	(0.12)		(0.20)	(0.14)	(0.12)
Net realized and unrealized gain (loss)	0.39	(3.63)		3.71	1.72	1.47
Total investment operations	0.29	(3.75)		3.51	1.58	1.35
Contributions from affiliate	—	0.09	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(4.35)		(0.64)	(0.18)	(4.16)

Net asset value, end of year	$6.29	$6.00		$14.01	$11.14	$9.74
Total return (C)	4.83%	(35.05	)%(B)	32.24%	16.43%	22.29%

Ratio and supplemental data:
Net assets end of year (000’s)	$804	$544		$1,659	$1,341	$1,370
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.05%	2.07%		1.90%	1.94%	2.06%
Including waiver and/or reimbursement and recapture	1.99%	2.02%		1.90%	1.94%	1.93%
Net investment income (loss) to average net assets	(1.49)%	(1.52)%		(1.52)%	(1.43)%	(1.34)%
Portfolio turnover rate	75%	77%		99%	91%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.92%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.91	$15.44		$12.10	$10.46	$13.09

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.03)		(0.07)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	0.45	(4.15)		4.05	1.86	1.60
Total investment operations	0.42	(4.18)		3.98	1.82	1.57
Contributions from affiliate	—	0.02	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	(0.02)		—	—	(0.04)
Net realized gains	—	(4.35)		(0.64)	(0.18)	(4.16)
Total dividends and/or distributions to shareholders	—	(4.37)		(0.64)	(0.18)	(4.20)

Net asset value, end of year	$7.33	$6.91		$15.44	$12.10	$10.46
Total return	6.08%	(35.12	)%(B)	33.62%	17.61%	23.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$3,869	$1,568		$2,417	$1,488	$769
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.87%		0.87%	0.88%	1.00%
Including waiver and/or reimbursement and recapture	0.87%	0.87%		0.87%	0.88%	0.90%
Net investment income (loss) to average net assets	(0.37)%	(0.36)%		(0.50)%	(0.38)%	(0.32)%
Portfolio turnover rate	75%	77%		99%	91%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.09%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$7.01	$15.58	$12.19	$10.53		$13.10

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.02)	(0.05)	(0.03)		(0.04)
Net realized and unrealized gain (loss)	0.45	(4.20)	4.08	1.87		1.63
Total investment operations	0.43	(4.22)	4.03	1.84		1.59
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net realized gains	—	(4.35)	(0.64)	(0.18)		(4.16)

Net asset value, end of year	$7.44	$7.01	$15.58	$12.19		$10.53
Total return	6.13%	(35.18)%	33.79%	17.69%		23.34%

Ratio and supplemental data:
Net assets end of year (000’s)	$299,798	$230,060	$302,016	$391,784		$156,858
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.76%	0.77%		0.88%
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.76%	0.77	%(B)	0.85%
Net investment income (loss) to average net assets	(0.26)%	(0.25)%	(0.37)%	(0.29)%		(0.41)%
Portfolio turnover rate	75%	77%	99%	91%		136%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$7.00	$15.56	$12.17		$10.51	$13.14

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.02)	(0.05)		(0.03)	(0.03)
Net realized and unrealized gain (loss)	0.45	(4.19)	4.08		1.87	1.61
Total investment operations	0.43	(4.21)	4.03		1.84	1.58
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	—		—	(0.05)
Net realized gains	—	(4.35)	(0.64)		(0.18)	(4.16)
Total dividends and/or distributions to shareholders	—	(4.35)	(0.64)		(0.18)	(4.21)

Net asset value, end of year	$7.43	$7.00	$15.56		$12.17	$10.51
Total return	6.14%	(35.11)%	33.64%		17.71%	23.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,062	$22,531	$36,970		$35,975	$38,275
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.78%	0.76%		0.76%	0.88%
Including waiver and/or reimbursement and recapture	0.77%	0.78%	0.76	%(B)	0.78%	0.84%
Net investment income (loss) to average net assets	(0.25)%	(0.26)%	(0.38)%		(0.27)%	(0.27)%
Portfolio turnover rate	75%	77%	99%		91%	136%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.79	$15.29	$12.03	$10.45	$13.08

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.06)	(0.12)	(0.09)	(0.07)
Net realized and unrealized gain (loss)	0.44	(4.09)	4.02	1.85	1.60
Total investment operations	0.38	(4.15)	3.90	1.76	1.53
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(4.35)	(0.64)	(0.18)	(4.16)

Net asset value, end of year	$7.17	$6.79	$15.29	$12.03	$10.45
Total return	5.60%	(35.47)%	33.13%	17.05%	22.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$14,056	$14,603	$25,582	$22,527	$20,748
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.27%	1.25%	1.26%	1.37%
Including waiver and/or reimbursement and recapture	1.27%	1.27%	1.25%	1.32%	1.35%
Net investment income (loss) to average net assets	(0.75)%	(0.76)%	(0.88)%	(0.81)%	(0.76)%
Portfolio turnover rate	75%	77%	99%	91%	136%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.97	$15.53	$12.17	$10.53	$13.13

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.08)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	0.44	(4.17)	4.08	1.87	1.60
Total investment operations	0.41	(4.21)	4.00	1.82	1.57
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	—	—	(0.01)
Net realized gains	—	(4.35)	(0.64)	(0.18)	(4.16)
Total dividends and/or distributions to shareholders	—	(4.35)	(0.64)	(0.18)	(4.17)

Net asset value, end of year	$7.38	$6.97	$15.53	$12.17	$10.53
Total return	5.88%	(35.26)%	33.59%	17.50%	23.05%

Ratio and supplemental data:
Net assets end of year (000’s)	$145	$127	$192	$334	$357
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.03%	1.01%	1.01%	1.13%
Including waiver and/or reimbursement and recapture	0.95%	0.95%	0.95%	0.95%	0.95%
Net investment income (loss) to average net assets	(0.44)%	(0.43)%	(0.54)%	(0.43)%	(0.32)%
Portfolio turnover rate	75%	77%	99%	91%	136%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$7.00	$15.55	$13.87

Investment operations:
Net investment income (loss) (B)	(0.02)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	0.45	(4.18)	1.71
Total investment operations	0.43	(4.20)	1.68
Contributions from affiliate	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	—	(4.35)	—

Net asset value, end of period/year	$7.43	$7.00	$15.55
Total return	6.14%	(35.13)%	12.11	%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$7,138	$7,112	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.77%	0.77%	0.76	%(D)
Including waiver and/or reimbursement and recapture	0.77%	0.77%	0.76	%(D)
Net investment income (loss) to average net assets	(0.26)%	(0.27)%	(0.53	)%(D)
Portfolio turnover rate	75%	77%	99%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Mid Cap Growth (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $3,514.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 324,731,727	90.83%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $200 million	0.705%
Over $200 million up to $1 billion	0.685
Over $1 billion	0.670

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.28%	March 1, 2024
Class C	1.99	March 1, 2024
Class I	0.92	March 1, 2024
Class I2, Class I3, Class R6	0.82	March 1, 2024
Class R	1.35	March 1, 2024
Class R4	0.95	March 1, 2024
Prior to March 1, 2023
Class A	1.30
Class I	0.98
Class I2, Class I3, Class R6	0.85

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class C	$—	$61	$499	$560
Class R4	181	110	105	396

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$20,435	$—
Class C	—	6

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 55,834	$ 5,135

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Cross-trades: The Fund is authorized to purchase or sell securities from and to other funds within the Transamerica family of funds between the Fund and other mutual funds or accounts advised by TAM or the sub-adviser, in each case in accordance with Rule 17a-7 under the 1940 Act, when it is in the best interest of the Fund participating in the transaction. For the year ended October 31, 2023, the Fund engaged in the following net cross-trade transactions, which resulted in net realized gains/(losses) as follows.

Purchases	Sales	Net Realized Gains (Losses)
$ —	$ 919,165	$ 166,193

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 312,943,372	$ —	$ 260,261,193	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to net operating losses and distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (138,141)	$ 138,141

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 362,844,588	$ 31,700,162	$ (43,393,739)	$ (11,693,577)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 31,441,842	$ 27,480,390

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —	$ 39,644,300	$ —	$ 70,236,494	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (58,922,232)	$ (951,134)	$ —	$ (11,693,577)

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Mid Cap Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Mid Cap Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Mid Cap Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wellington Management Company LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced sub-advising the Fund on December 1, 2018 pursuant to its current investment strategies. The Trustees discussed reasons for the underperformance with TAM and TAM agreed to closely monitor and report to the Board on the performance of the Fund. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on March 10, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Mid Growth, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 –2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191175 TA MCG 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Mid Cap Value Opportunities

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Mid Cap Value Opportunities

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2023, presented signs of stubborn inflation, continued implementation of restrictive monetary policy by global central banks, ongoing geopolitical conflicts, and the fear of an impending recession. The U.S. Federal Reserve (“Fed”) implemented six rate hikes during the period and continued with quantitative tightening in its attempt to curb inflation. Investors appeared to be cautiously following along to see if the Fed could curb inflation without triggering a recession or a banking crisis.

During the period, large cap equities, represented by the Russell 1000® Index returned 9.48% and outperformed mid and small equities represented by the Russell Midcap® Index returning -1.01% and the Russell 2000® Index returning -8.56%. This performance spread can be attributed to the market viewing the Fed’s restrictive monetary policy as weakening the balance sheets of smaller companies. Within mid cap equities, growth outperformed value as the Russell Midcap® Growth Index rose 3.35% for the period compared to the -3.56% return for the Russell Midcap® Value Index. Within the Russell Midcap® Value Index over the period, industrials, energy, and technology led all sectors, while telecommunications, consumer staples, and health care lagged.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Mid Cap Value Opportunities (Class A) returned -1.14%, excluding any sales charges. By comparison, its benchmark, the Russell Midcap® Value Index, returned -3.56%.

STRATEGY REVIEW

The Fund outperformed its benchmark, the Russell Midcap® Value Index, during the fiscal year ended October 31, 2023. While both security selection and asset allocation were additive to relative performance, selection was the primary driver of the outperformance during the period. The financials sector was the main driver of performance due to the underweight to banks, overweight to insurers, and security selection in both preceding industries. Security selection within consumer staples also contributed to relative performance. Conversely, security selection in telecommunications coupled with the Fund’s overweight positioning made the sector the largest detractor. Consumer discretionary also weighed on relative performance due to security selection.

At the stock level within financials, First Citizens BancShares, Inc., a bank holding company was the top contributor. First Citizens BancShares, Inc. moved higher following news of their acquisition of Silicon Valley Bridge Bank from the Federal Deposit Insurance Corporation. Within consumer staples, Cencora, Inc., a drug distributor, benefitted from execution in their core business driven by an uptick in utilization for their services and positive sentiment on the generic drug cycle. In telecommunications, the position in DISH Network Corp., a provider of satellite television with ownership in wireless spectrum, was the primary detractor. DISH Network Corp. was impacted by market concerns for financing related to the build out of its wireless network. We continue to hold shares and believe upside exists from this point forward given the value of its wireless spectrum and the related near-term network build out. In consumer discretionary, the position in Advance Auto Parts, Inc., an auto parts distributor, was the largest detractor. Advance Auto Parts, Inc. was impacted by a miss in near-term results and overall inventory management challenges. We continue to hold our position as we believe the punitive valuation fails to reflect improving fundamentals in the end market and optionality to right size the business.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(6.60)%	5.19%	6.56%	04/30/2014
Class A (NAV)	(1.14)%	6.38%	7.19%	04/30/2014
Russell Midcap® Value Index (A)	(3.56)%	5.69%	6.29%
Class C (POP)	(2.85)%	5.67%	6.44%	04/30/2014
Class C (NAV)	(1.93)%	5.67%	6.44%	04/30/2014
Class I (NAV)	(0.86)%	6.77%	7.53%	04/30/2014
Class I2 (NAV)	(0.76)%	6.86%	7.63%	04/30/2014
Class I3 (NAV)	(0.85)%	6.84%	5.98%	03/24/2017
Class R (NAV)	(1.31)%	6.30%	5.45%	03/24/2017
Class R4 (NAV)	(0.95)%	6.67%	5.81%	03/24/2017
Class R6 (NAV)	(0.84)%	6.84%	6.66%	07/25/2016

(A) The Russell Midcap® Value Index measures the performance of the mid-cap value segment of the U.S. equity universe, and is comprised of Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap® Index measures the performance of the mid-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Investing in mid-sized companies involves greater risk than is customarily associated with more established companies. The securities of mid-sized companies are subject to higher volatility than larger, more established companies. The prices of securities the sub-adviser believes are undervalued many not appreciate as anticipated or may go down. Value approach carries the risk that the market will not recognize a security’s intrinsic value for a long time or that an undervalued stock is actually appropriately priced.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$966.70	$6.01	$1,019.20	$6.11	1.20%
Class C	1,000.00	962.80	9.40	1,015.70	9.55	1.88
Class I	1,000.00	967.80	4.21	1,021.00	4.28	0.84
Class I2	1,000.00	968.80	3.76	1,021.40	3.82	0.75
Class I3	1,000.00	968.00	3.76	1,021.40	3.82	0.75
Class R	1,000.00	965.30	6.26	1,018.90	6.36	1.25
Class R4	1,000.00	968.20	4.51	1,020.70	4.58	0.90
Class R6	1,000.00	968.20	3.76	1,021.40	3.82	0.75

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	94.9%
Repurchase Agreement	4.6
Other Investment Company	0.4
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 94.9%
Aerospace & Defense - 2.5%
Huntington Ingalls Industries, Inc.	149,900	$32,951,018

Air Freight & Logistics - 1.0%
FedEx Corp.	52,300	12,557,230

Banks - 1.0%
First Citizens BancShares, Inc., Class A	9,145	12,626,867

Building Products - 0.6%
Builders FirstSource, Inc. (A)	67,800	7,357,656

Chemicals - 2.6%
Mosaic Co.	466,600	15,155,168
Olin Corp.	450,300	19,236,816

		34,391,984

Consumer Finance - 1.1%
Ally Financial, Inc.	598,139	14,468,982

Consumer Staples Distribution & Retail - 2.5%
Dollar General Corp.	64,900	7,725,696
Dollar Tree, Inc. (A)	127,500	14,163,975
US Foods Holding Corp. (A)	278,400	10,840,896

		32,730,567

Containers & Packaging - 1.6%
Graphic Packaging Holding Co.	953,300	20,505,483

Distributors - 1.5%
LKQ Corp.	448,100	19,680,552

Diversified Telecommunication Services - 2.4%
GCI Liberty, Inc. (A) (B) (C) (D) (E)	293,004	0
Liberty Global PLC, Class A (A)	2,013,326	31,327,353

		31,327,353

Electric Utilities - 6.6%
Evergy, Inc.	670,900	32,968,026
Exelon Corp.	546,500	21,280,710
OGE Energy Corp.	956,142	32,700,056

		86,948,792

Electronic Equipment, Instruments & Components - 2.5%
Flex Ltd. (A)	564,400	14,516,368
Vontier Corp.	634,038	18,742,163

		33,258,531

Energy Equipment & Services - 0.2%
Noble Corp. PLC	71,300	3,328,997

Entertainment - 1.6%
Liberty Media Corp. - Liberty Live, Class C (A)	159,360	5,078,803
Warner Bros Discovery, Inc. (A)	1,558,000	15,486,520

		20,565,323

Financial Services - 4.0%
Fidelity National Information Services, Inc.	207,900	10,209,969
FleetCor Technologies, Inc. (A)	99,200	22,336,864
Global Payments, Inc.	191,600	20,351,752

		52,898,585

Food Products - 3.1%
Post Holdings, Inc. (A)	300,300	24,108,084
Tyson Foods, Inc., Class A	365,800	16,954,830

		41,062,914

Gas Utilities - 0.8%
National Fuel Gas Co.	199,200	10,149,240

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies - 1.6%
Koninklijke Philips NV (A) (F)	1,095,866	$ 20,777,619

Health Care Providers & Services - 5.5%
Cencora, Inc.	142,956	26,468,303
Centene Corp. (A)	331,700	22,880,666
Laboratory Corp. of America Holdings	111,338	22,237,539

		71,586,508

Independent Power & Renewable Electricity Producers - 1.5%
Vistra Corp.	596,600	19,520,752

Insurance - 10.7%
Allstate Corp.	229,749	29,437,739
Arch Capital Group Ltd. (A)	232,539	20,156,481
Fidelity National Financial, Inc.	493,722	19,299,593
Markel Group, Inc. (A)	21,588	31,745,586
Old Republic International Corp.	458,100	12,542,778
Willis Towers Watson PLC	112,100	26,443,269

		139,625,446

Interactive Media & Services - 1.5%
IAC, Inc. (A)	466,565	19,852,341

Life Sciences Tools & Services - 2.8%
Bio-Rad Laboratories, Inc., Class A (A)	121,500	33,446,520
Fortrea Holdings, Inc. (A)	105,738	3,002,959

		36,449,479

Machinery - 0.7%
CNH Industrial NV	850,368	9,337,041

Media - 7.8%
Altice USA, Inc., Class A (A)	2,181,490	6,304,506
DISH Network Corp., Class A (A)	1,325,343	6,494,181
Fox Corp., Class A	541,600	16,459,224
Liberty Broadband Corp., Class C (A)	323,070	26,914,962
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	937,940	23,026,427
News Corp., Class A	1,083,700	22,410,916

		101,610,216

Multi-Utilities - 6.7%
CenterPoint Energy, Inc.	695,102	18,684,342
Dominion Energy, Inc.	911,000	36,731,520
NiSource, Inc.	1,300,800	32,728,128

		88,143,990

Office REITs - 1.2%
JBG SMITH Properties	1,209,262	15,563,202

Oil, Gas & Consumable Fuels - 8.4%
Chesapeake Energy Corp.	195,300	16,811,424
Diamondback Energy, Inc.	91,000	14,589,120
EQT Corp.	268,900	11,395,982
HF Sinclair Corp.	229,200	12,693,096
Kinder Morgan, Inc.	1,665,200	26,976,240
Williams Cos., Inc.	802,100	27,592,240

		110,058,102

Paper & Forest Products - 0.8%
Louisiana-Pacific Corp.	217,500	11,153,400

Pharmaceuticals - 4.2%
Catalent, Inc. (A)	169,300	5,822,227
Jazz Pharmaceuticals PLC (A)	104,300	13,248,186
Organon & Co.	609,000	9,007,110
Perrigo Co. PLC	965,700	26,691,948

		54,769,471

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Professional Services - 1.5%
Clarivate PLC (A) (F)	3,185,200	$ 20,321,576

Specialized REITs - 1.3%
Gaming & Leisure Properties, Inc.	370,375	16,811,321

Specialty Retail - 1.6%
Advance Auto Parts, Inc.	177,500	9,235,325
Ross Stores, Inc.	99,800	11,573,806

		20,809,131

Technology Hardware, Storage & Peripherals - 1.5%
Hewlett Packard Enterprise Co.	673,300	10,355,354
Western Digital Corp. (A)	228,500	9,174,275

		19,529,629

Total Common Stocks (Cost $1,216,947,202)		1,242,729,298

OTHER INVESTMENT COMPANY - 0.4%
Securities Lending Collateral - 0.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (G)	5,439,818	5,439,818

Total Other Investment Company (Cost $5,439,818)		5,439,818

Principal	Value
REPURCHASE AGREEMENT - 4.6%

Fixed Income Clearing Corp., 2.50% (G), dated 10/31/2023, to be repurchased at $60,289,217 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $61,490,817.

$ 60,285,031	$ 60,285,031

Total Repurchase Agreement (Cost $60,285,031)	60,285,031

Total Investments (Cost $1,282,672,051)	1,308,454,147
Net Other Assets (Liabilities) - 0.1%	717,943

Net Assets - 100.0%	$ 1,309,172,090

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (I)	Value
ASSETS
Investments
Common Stocks	$1,242,729,298	$—	$0	$1,242,729,298
Other Investment Company	5,439,818	—	—	5,439,818
Repurchase Agreement	—	60,285,031	—	60,285,031

Total Investments	$1,248,169,116	$60,285,031	$0	$1,308,454,147

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security deemed worthless.
(C)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2023, the value of the security is $0, representing less than 0.1% of the Fund’s net assets.
(D)	Securities are Level 3 per the fair value hierarchy.
(E)	Escrow position. Position represents remaining escrow balance expected to be received upon finalization of restructuring.
(F)	All or a portion of the securities are on loan. The total value of all securities on loan is $40,687,688, collateralized by cash collateral of $5,439,818 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $37,006,442. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(G)	Rates disclosed reflect the yields at October 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,222,387,020) (including securities loaned of $40,687,688)	$1,248,169,116
Repurchase agreement, at value (cost $60,285,031)	60,285,031
Receivables and other assets:
Investments sold	6,018,072
Net income from securities lending	7,651
Shares of beneficial interest sold	1,019,875
Dividends	975,061
Interest	4,186
Total assets	1,316,478,992

Liabilities:
Cash collateral received upon return of:
Securities on loan	5,439,818
Payables and other liabilities:
Shares of beneficial interest redeemed	832,199
Investment management fees	810,979
Distribution and service fees	50,685
Transfer agent fees	77,428
Trustee and CCO fees	370
Audit and tax fees	33,329
Custody fees	15,121
Legal fees	15,015
Printing and shareholder reports fees	22,007
Registration fees	618
Other accrued expenses	9,333
Total liabilities	7,306,902
Net assets	$1,309,172,090

Net assets consist of:
Paid-in capital	$1,221,247,966
Total distributable earnings (accumulated losses)	87,924,124
Net assets	$1,309,172,090

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$23,930,777
Class C	13,916,052
Class I	713,923,640
Class I2	178,370,738
Class I3	80,186,021
Class R	47,918,078
Class R4	50,253,651
Class R6	200,673,133
Shares outstanding (unlimited shares, no par value):
Class A	2,358,671
Class C	1,415,148
Class I	69,839,070
Class I2	17,422,134
Class I3	7,781,697
Class R	4,654,529
Class R4	4,860,653
Class R6	19,398,490
Net asset value per share: (A)
Class A	$10.15
Class C	9.83
Class I	10.22
Class I2	10.24
Class I3	10.30
Class R	10.29
Class R4	10.34
Class R6	10.34
Maximum offering price per share: (B)
Class A	$10.74

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$24,889,223
Interest income	1,872,186
Net income from securities lending	58,334
Total investment income	26,819,743

Expenses:
Investment management fees	9,551,380
Distribution and service fees:
Class A	67,313
Class C	160,784
Class R	260,637
Class R4	161,584
Transfer agent fees:
Class A	57,506
Class C	21,549
Class I	780,393
Class I2	11,984
Class I3	6,977
Class R	1,178
Class R4	4,847
Class R6	15,855
Trustee and CCO fees	56,841
Audit and tax fees	51,479
Custody fees	90,370
Legal fees	88,558
Printing and shareholder reports fees	105,328
Registration fees	142,394
Other	78,849
Total expenses before waiver and/or reimbursement and recapture	11,715,806
Expenses waived and/or reimbursed:
Class A	(4,703)
Class C	(182)
Class R	(1,698)
Class R4	(66,017)
Recapture of previously waived and/or reimbursed fees:
Class A	3,123
Class C	164
Class R	3,851
Class R4	1,636
Net expenses	11,651,980

Net investment income (loss)	15,167,763

Net realized gain (loss) on:
Investments	65,640,352

Net change in unrealized appreciation (depreciation) on:
Investments	(93,969,688)
Net realized and change in unrealized gain (loss)	(28,329,336)
Net increase (decrease) in net assets resulting from operations	$(13,161,573)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$15,167,763	$10,209,749
Net realized gain (loss)	65,640,352	90,564,892
Net change in unrealized appreciation (depreciation)	(93,969,688)	(157,100,087)
Net increase (decrease) in net assets resulting from operations	(13,161,573)	(56,325,446)

Dividends and/or distributions to shareholders:
Class A	(1,760,344)	(6,237,115)
Class C	(983,363)	(3,871,483)
Class I	(44,744,411)	(140,281,828)
Class I2	(11,306,005)	(48,367,095)
Class I3	(6,357,076)	(28,354,374)
Class R	(3,180,805)	(12,665,961)
Class R4	(5,167,713)	(25,655,249)
Class R6	(14,198,276)	(48,777,821)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(87,697,993)	(314,210,926)

Capital share transactions:
Proceeds from shares sold:
Class A	6,417,604	10,963,460
Class C	2,978,324	4,931,120
Class I	335,765,478	418,148,012
Class I2	50,700,978	7,251,632
Class I3	3,355,777	3,756,285
Class R	1,317,042	3,216,227
Class R4	4,417,110	6,473,702
Class R6	30,701,739	57,751,153
435,654,052	512,491,591
Dividends and/or distributions reinvested:
Class A	1,572,518	5,596,470
Class C	912,074	3,538,876
Class I	40,909,433	127,281,856
Class I2	10,968,664	48,363,640
Class I3	6,357,076	28,354,374
Class R	3,180,805	12,665,961
Class R4	5,167,713	25,655,249
Class R6	14,183,252	48,777,821
83,251,535	300,234,247
Cost of shares redeemed:
Class A	(11,487,272)	(10,607,324)
Class C	(3,286,090)	(3,493,128)
Class I	(343,005,938)	(296,577,761)
Class I2	(41,864,766)	(49,512,674)
Class I3	(21,974,283)	(29,193,599)
Class R	(5,600,467)	(6,985,102)
Class R4	(36,989,348)	(37,479,863)
Class R6	(43,962,918)	(24,928,554)
(508,171,082)	(458,778,005)
Automatic conversions:
Class A	2,042,980	1,244,897
Class C	(2,042,980)	(1,244,897)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	10,734,505	353,947,833
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	80	(A)
Class C	—	72	(A)
Class R	—	504	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	309,413	(B)
—	310,069
Net increase (decrease) in net assets	(90,125,061)	(16,278,470)

Net assets:
Beginning of year	1,399,297,151	1,415,575,621
End of year	$1,309,172,090	$1,399,297,151

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	599,836	916,115
Class C	286,835	444,255
Class I	31,191,172	36,121,361
Class I2	4,655,579	621,888
Class I3	308,414	320,172
Class R	122,056	272,502
Class R4	403,250	536,936
Class R6	2,842,829	4,380,861
	40,409,971	43,614,090
Shares reinvested:
Class A	153,119	486,650
Class C	91,116	315,127
Class I	3,964,092	11,031,702
Class I2	1,062,855	4,187,328
Class I3	611,846	2,440,135
Class R	305,260	1,087,207
Class R4	494,992	2,198,393
Class R6	1,359,852	4,183,347
	8,043,132	25,929,889
Shares redeemed:
Class A	(1,088,911)	(881,692)
Class C	(319,553)	(305,497)
Class I	(31,893,718)	(24,910,716)
Class I2	(3,837,421)	(4,075,708)
Class I3	(2,045,507)	(2,455,303)
Class R	(519,666)	(573,012)
Class R4	(3,474,676)	(3,134,208)
Class R6	(4,038,292)	(2,096,932)
	(47,217,744)	(38,433,068)
Automatic conversions:
Class A	190,912	107,154
Class C	(196,300)	(110,035)
	(5,388)	(2,881)
Net increase (decrease) in shares outstanding:
Class A	(145,044)	628,227
Class C	(137,902)	343,850
Class I	3,261,546	22,242,347
Class I2	1,881,013	733,508
Class I3	(1,125,247)	305,004
Class R	(92,350)	786,697
Class R4	(2,576,434)	(398,879)
Class R6	164,389	6,467,276
	1,229,971	31,108,030

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.95	$14.72		$10.05	$11.63	$11.53

Investment operations:
Net investment income (loss) (A)	0.08	0.04		0.01	0.09	0.11
Net realized and unrealized gain (loss)	(0.20)	(0.52)		4.73	(1.29)	0.83
Total investment operations	(0.12)	(0.48)		4.74	(1.20)	0.94
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.08)	(0.02)		(0.07)	(0.04)	(0.11)
Net realized gains	(0.60)	(3.27)		—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.68)	(3.29)		(0.07)	(0.38)	(0.84)

Net asset value, end of year	$10.15	$10.95		$14.72	$10.05	$11.63
Total return (D)	(1.14)%	(4.39	)%(C)	47.42%	(10.80)%	9.64%

Ratio and supplemental data:
Net assets end of year (000’s)	$23,931	$27,425		$27,613	$14,788	$22,143
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.21%	1.19%		1.19%	1.31%	1.33%
Including waiver and/or reimbursement and recapture	1.20%	1.20%		1.20%	1.20%	1.11%
Net investment income (loss) to average net assets	0.77%	0.38%		0.06%	0.86%	1.01%
Portfolio turnover rate	44%	54%		54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$10.64		$14.45		$9.87	$11.48	$11.35

Investment operations:
Net investment income (loss) (A)	0.01		(0.03)		(0.07)	0.02	(0.00	)(B)
Net realized and unrealized gain (loss)	(0.21)		(0.51)		4.65	(1.28)	0.88
Total investment operations	(0.20)		(0.54)		4.58	(1.26)	0.88
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.01)		—		—	(0.01)	(0.02)
Net realized gains	(0.60)		(3.27)		—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.61)		(3.27)		—	(0.35)	(0.75)

Net asset value, end of year	$9.83		$10.64		$14.45	$9.87	$11.48
Total return (D)	(1.93)%		(4.93	)%(C)	46.40%	(11.43)%	9.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,916		$16,522		$17,471	$13,167	$19,808
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.88%		1.86%		1.85%	1.91%	1.89%
Including waiver and/or reimbursement and recapture	1.88	%(E)	1.86%		1.85%	1.91%	1.86%
Net investment income (loss) to average net assets	0.09%		(0.28)%		(0.53)%	0.16%	(0.04)%
Portfolio turnover rate	44%		54%		54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.03	$14.80		$10.11	$11.73	$11.60

Investment operations:
Net investment income (loss) (A)	0.12	0.09		0.07	0.12	0.11
Net realized and unrealized gain (loss)	(0.21)	(0.52)		4.73	(1.28)	0.89
Total investment operations	(0.09)	(0.43)		4.80	(1.16)	1.00
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.07)		(0.11)	(0.12)	(0.14)
Net realized gains	(0.60)	(3.27)		—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.72)	(3.34)		(0.11)	(0.46)	(0.87)

Net asset value, end of year	$10.22	$11.03		$14.80	$10.11	$11.73
Total return	(0.86)%	(3.91	)%(B)	47.90%	(10.48)%	9.99%

Ratio and supplemental data:
Net assets end of year (000’s)	$713,923	$734,476		$656,368	$475,103	$512,150
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.85%	0.84%		0.83%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.85%	0.84%		0.83%	0.85%	0.84%
Net investment income (loss) to average net assets	1.11%	0.74%		0.48%	1.16%	0.94%
Portfolio turnover rate	44%	54%		54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(C)	Rounds to less than $0.01 or $(0.01).

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.05	$14.83	$10.12	$11.74	$11.62

Investment operations:
Net investment income (loss) (A)	0.13	0.10	0.09	0.13	0.12
Net realized and unrealized gain (loss)	(0.21)	(0.53)	4.74	(1.28)	0.88
Total investment operations	(0.08)	(0.43)	4.83	(1.15)	1.00
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.08)	(0.12)	(0.13)	(0.15)
Net realized gains	(0.60)	(3.27)	—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.73)	(3.35)	(0.12)	(0.47)	(0.88)

Net asset value, end of year	$10.24	$11.05	$14.83	$10.12	$11.74
Total return	(0.76)%	(3.84)%	47.93%	(10.31)%	10.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$178,371	$171,713	$219,525	$293,440	$277,692
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75	%(B)
Net investment income (loss) to average net assets	1.18%	0.83%	0.68%	1.21%	1.09%
Portfolio turnover rate	44%	54%	54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.12	$14.89	$10.17	$11.80	$11.67

Investment operations:
Net investment income (loss) (A)	0.13	0.10	0.08	0.13	0.12
Net realized and unrealized gain (loss)	(0.22)	(0.52)	4.76	(1.29)	0.90
Total investment operations	(0.09)	(0.42)	4.84	(1.16)	1.02
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.08)	(0.12)	(0.13)	(0.16)
Net realized gains	(0.60)	(3.27)	—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.73)	(3.35)	(0.12)	(0.47)	(0.89)

Net asset value, end of year	$10.30	$11.12	$14.89	$10.17	$11.80
Total return	(0.85)%	(3.81)%	48.03%	(10.43)%	10.10%

Ratio and supplemental data:
Net assets end of year (000’s)	$80,186	$99,003	$128,122	$114,102	$212,674
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75	%(B)
Net investment income (loss) to average net assets	1.22%	0.83%	0.60%	1.28%	1.09%
Portfolio turnover rate	44%	54%	54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$11.10	$14.86		$10.15	$11.77		$11.63

Investment operations:
Net investment income (loss) (A)	0.08	0.04		0.01	0.08		0.07
Net realized and unrealized gain (loss)	(0.22)	(0.53)		4.77	(1.29)		0.88
Total investment operations	(0.14)	(0.49)		4.78	(1.21)		0.95
Contributions from affiliate	—	0.00	(B)(C)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.00	)(B)	(0.07)	(0.07)		(0.08)
Net realized gains	(0.60)	(3.27)		—	(0.34)		(0.73)
Total dividends and/or distributions to shareholders	(0.67)	(3.27)		(0.07)	(0.41)		(0.81)

Net asset value, end of year	$10.29	$11.10		$14.86	$10.15		$11.77
Total return	(1.31)%	(4.34	)%(C)	47.20%	(10.77)%		9.45%

Ratio and supplemental data:
Net assets end of year (000’s)	$47,918	$52,688		$58,856	$46,194		$62,961
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.24%	1.24%		1.23%	1.25%		1.25%
Including waiver and/or reimbursement and recapture	1.25%	1.25%		1.25%	1.25	%(D)	1.25	%(D)
Net investment income (loss) to average net assets	0.71%	0.33%		0.07%	0.79%		0.60%
Portfolio turnover rate	44%	54%		54%	82%		77%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.15	$14.92	$10.19	$11.79	$11.66

Investment operations:
Net investment income (loss) (A)	0.12	0.08	0.06	0.12	0.12
Net realized and unrealized gain (loss)	(0.22)	(0.53)	4.77	(1.30)	0.87
Total investment operations	(0.10)	(0.45)	4.83	(1.18)	0.99
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.11)	(0.05)	(0.10)	(0.08)	(0.13)
Net realized gains	(0.60)	(3.27)	—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.71)	(3.32)	(0.10)	(0.42)	(0.86)

Net asset value, end of year	$10.34	$11.15	$14.92	$10.19	$11.79
Total return	(0.95)%	(3.99)%	47.83%	(10.55)%	9.83%

Ratio and supplemental data:
Net assets end of year (000’s)	$50,254	$82,892	$116,919	$83,065	$101,137
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.00%	1.00%	0.99%	1.00%	1.00%
Including waiver and/or reimbursement and recapture	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income (loss) to average net assets	1.12%	0.67%	0.40%	1.13%	1.06%
Portfolio turnover rate	44%	54%	54%	82%	77%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.16	$14.94	$10.19	$11.83	$11.70

Investment operations:
Net investment income (loss) (A)	0.13	0.10	0.08	0.13	0.12
Net realized and unrealized gain (loss)	(0.22)	(0.53)	4.79	(1.30)	0.90
Total investment operations	(0.09)	(0.43)	4.87	(1.17)	1.02
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.13)	(0.08)	(0.12)	(0.13)	(0.16)
Net realized gains	(0.60)	(3.27)	—	(0.34)	(0.73)
Total dividends and/or distributions to shareholders	(0.73)	(3.35)	(0.12)	(0.47)	(0.89)

Net asset value, end of year	$10.34	$11.16	$14.94	$10.19	$11.83
Total return	(0.84)%	(3.86)%	48.09%	(10.40)%	10.06%

Ratio and supplemental data:
Net assets end of year (000’s)	$200,673	$214,578	$190,702	$209,734	$222,061
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75%
Including waiver and/or reimbursement and recapture	0.75%	0.75%	0.74%	0.75%	0.75	%(B)
Net investment income (loss) to average net assets	1.20%	0.82%	0.62%	1.27%	1.08%
Portfolio turnover rate	44%	54%	54%	82%	77%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Mid Cap Value Opportunities (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $33,091.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$5,439,818	$—	$—	$—	$5,439,818
Total Borrowings	$5,439,818	$—	$—	$—	$5,439,818

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Medium capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of medium capitalization companies. Investing in medium capitalization companies involves greater risk than is customarily associated with more established companies. The prices of securities of medium capitalization companies generally are more volatile and are more likely to be adversely affected by changes in earnings results and investor expectations or poor economic or market conditions. Securities of medium capitalization companies may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 339,991,992	25.97%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $750 million	0.7000%
Over $750 million up to $1.5 billion	0.6950
Over $1.5 billion up to $2 billion	0.6850
Over $2 billion	0.6775

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.20%	March 1, 2024
Class C	1.91	March 1, 2024
Class I, Class R4	0.90	March 1, 2024
Class I2, Class I3, Class R6	0.80	March 1, 2024
Class R	1.25	March 1, 2024
Prior to March 1, 2023
Class C	1.95

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$4,164	$974	$4,695	$9,833
Class R4	99,140	104,004	66,017	269,161

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A, Class C and Class R of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$76,939	$7
Class C	—	2,288

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 881,338	$ 74,550

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 566,781,707	$ —	$ 615,859,856	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to a prior year return of capital true-up and basis adjustments due to prior year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 13,180,183	$ (13,180,183)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,268,504,673	$ 170,331,381	$ (130,381,907)	$ 39,949,474

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 14,131,640	$ —	$ 73,566,353	$ —	$ 122,826,848	$ —	$ 191,384,078	$ —

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 9,753,870	$ —	$ 52,433,006	$ —	$ —	$ (14,212,226)	$ 39,949,474

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Mid Cap Value Opportunities

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Mid Cap Value Opportunities (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $14,131,640 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $73,566,353 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Mid Cap Value Opportunities (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5-year period and in line with the median for the past 1- and 3-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3- and 5-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was above the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Mid Cap Value Opportunities

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA MCV OPS 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Multi-Asset Income

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Multi-Asset Income

(unaudited)

MARKET ENVIRONMENT

The 12-month period ended October 31, 2023 can be fundamentally characterized by signs of slowing albeit still elevated inflation, continued implementation of restrictive monetary policy by global central banks, ongoing geopolitical conflicts, and the fear of an impending recession. The U.S. Federal Reserve (“Fed”) implemented six rate hikes during the period and continued with quantitative tightening in its attempt to curb inflation. Investors appear to be cautiously following along to see if the Fed can curb inflation without triggering a recession or a banking crisis.

Despite this backdrop, the index performance for all three asset classes of the Fund were positive during the period, with common equity fairing best. The S&P 500 Index returned 10.14%, driven by a few names in the technology sector that benefitted from artificial intelligence narratives throughout much of the period. Growth equities fared better than value represented by the Russell 1000® Growth Index returning 18.95% while the Russell 1000® Value Index rose 0.13%. High yield corporate credit lagged relative to the S&P 500® Index for the year. High yield credit represented by the Bloomberg U.S. Corporate High Yield Index returned 6.23%. Within high yield credit, intermediate duration credit outperformed longer duration. In addition, lower quality credit outperformed during the period.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Multi-Asset Income (Class A) returned 1.44%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Transamerica Multi-Asset Income Blended Benchmark, returned 10.14% and 8.36%, respectively.

STRATEGY REVIEW

The Fund underperformed its benchmark, the S&P 500® Index (“Index”), during the fiscal year ended October 31, 2023. The Fund is comprised of a mix of equites, corporate credit, and preferred equity securities. The intent of the Fund’s structure is to provide downside protection with a yield premium relative to the Index, while also participating in the long-term appreciation of U.S. equity markets.

The Fund’s holdings within preferred equities and corporate credit generated a positive return while the more valued tilted common equity holdings lagged those of the Index. The Fund’s overweight allocations to both preferred equity and corporate credit detracted from performance relative to its all-equity benchmark.

From an equity attribution lens, the top sectors in terms of relative performance were basic materials and consumer staples. Within basic materials, the combination of the Fund’s underweight allocation to and security selection in the sector contributed to performance. Specifically, the position in LyondellBasell Industries NV, a commodity chemical manufacturer, contributed most to relative returns as sentiment regarding economic recovery shifted to a better-than-expected prior outlook, especially in China. In consumer staples, the Fund’s underweight allocation was the primary driver of the positive relative returns. Conversely, the technology and financials sectors detracted most from performance. In technology, security selection and not owning names such as NVIDIA Corp. and Meta Platforms, Inc. weighed on relative performance. In financials, the overweight allocation coupled with security selection detracted from performance. In particular, the position in MetLife Inc., an insurance and financial services company, dragged on relative performance as the largest company generated lower variable investment income than expected for the year.

During the period, the Fund increased its weight in corporate credits as more attractive risk/reward opportunities presented themselves due to the sustained higher interest rate environment.

William M. Bellamy, CFA

Portfolio Manager

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(4.12)%	5.13%	5.44%	03/01/2014
Class A (NAV)	1.44%	6.32%	6.06%	03/01/2014
S&P 500® Index (A)	10.14%	11.01%	10.83%
Transamerica Multi-Asset Income Blended Benchmark (A) (B) (C)	8.36%	7.95%	8.00%
Class C (POP)	(0.33)%	5.56%	5.27%	03/01/2014
Class C (NAV)	0.65%	5.56%	5.27%	03/01/2014
Class I (NAV)	1.65%	6.63%	6.33%	03/01/2014
Class I2 (NAV)	1.77%	6.69%	5.82%	03/01/2014

(A) The S&P 500® Index is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Transamerica Multi-Asset Income Blended Benchmark is composed of the following benchmarks: 60% S&P 500® Index and 40% ICE BofAML U.S. High Yield BB-B Rated Constrained Index.

(C) The ICE BofAML U.S. High Yield BB-B Rated Constrained Index tracks the performance of BB and B rated high yield bonds.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Investing in high-yield securities may be subject to greater volatility and risks as the income derived from these securities is not guaranteed and may be unpredictable and the value of these securities tends to decline when interest rates increases. Preferred stock tends to vary more with fluctuations in the underlying common stock and less with fluctuations in interest rates and tends to exhibit greater volatility.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$980.40	$5.00	$1,020.20	$5.04	0.99%
Class C	1,000.00	976.70	8.56	1,016.60	8.64	1.70
Class I	1,000.00	981.70	3.64	1,021.60	3.67	0.72
Class I2	1,000.00	983.00	3.18	1,022.00	3.21	0.63

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	52.1%
Common Stocks	42.9
Other Investment Company	6.4
Preferred Stocks	2.9
Repurchase Agreement	1.8
Net Other Assets (Liabilities)	(6.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 42.9%
Aerospace & Defense - 0.6%
Lockheed Martin Corp.	8,500	$3,864,440

Air Freight & Logistics - 1.7%
United Parcel Service, Inc., Class B	75,000	10,593,750

Automobiles - 1.7%
Ford Motor Co.	600,000	5,850,000
General Motors Co.	175,000	4,935,000

		10,785,000

Banks - 0.7%
JPMorgan Chase & Co.	30,000	4,171,800

Beverages - 0.9%
PepsiCo, Inc.	35,000	5,714,800

Biotechnology - 2.5%
AbbVie, Inc.	60,000	8,470,800
Amgen, Inc.	7,500	1,917,750
Gilead Sciences, Inc.	62,500	4,908,750

		15,297,300

Capital Markets - 1.3%
Blackstone, Inc.	30,400	2,807,440
Goldman Sachs Group, Inc.	6,000	1,821,660
Morgan Stanley	46,872	3,319,475

		7,948,575

Consumer Staples Distribution & Retail - 0.7%
Target Corp.	40,000	4,431,600

Electric Utilities - 0.5%
Duke Energy Corp.	37,500	3,333,375

Entertainment - 0.4%
Walt Disney Co. (A)	30,000	2,447,700

Hotels, Restaurants & Leisure - 0.9%
McDonald’s Corp.	22,500	5,898,825

Insurance - 2.3%
American International Group, Inc.	70,000	4,291,700
MetLife, Inc.	75,000	4,500,750
Prudential Financial, Inc.	60,000	5,486,400

		14,278,850

Interactive Media & Services - 3.2%
Alphabet, Inc., Class C (A)	157,500	19,734,750

IT Services - 1.6%
International Business Machines Corp.	71,000	10,269,440

Life Sciences Tools & Services - 0.1%
Fortrea Holdings, Inc. (A)	12,871	365,536

Multi-Utilities - 0.3%
Dominion Energy, Inc.	50,000	2,016,000

Oil, Gas & Consumable Fuels - 4.3%
Chevron Corp.	55,000	8,015,150
Devon Energy Corp.	100,000	4,657,000
Exxon Mobil Corp.	30,000	3,175,500
ONEOK, Inc.	60,000	3,912,000
Pioneer Natural Resources Co.	15,000	3,585,000
Williams Cos., Inc.	100,000	3,440,000

		26,784,650

Pharmaceuticals - 5.7%
Bristol-Myers Squibb Co.	135,000	6,956,550
Johnson & Johnson	75,000	11,125,500
Merck & Co., Inc.	125,000	12,837,500

	Shares	Value
COMMON STOCKS (continued)
Pharmaceuticals (continued)
Pfizer, Inc.	144,180	$ 4,406,141

		35,325,691

Residential REITs - 0.8%
AvalonBay Communities, Inc.	30,000	4,972,200

Retail REITs - 0.8%
Realty Income Corp.	100,000	4,738,000

Semiconductors & Semiconductor Equipment - 1.9%
Broadcom, Inc.	9,000	7,572,330
QUALCOMM, Inc.	40,000	4,359,600

		11,931,930

Software - 3.7%
Microsoft Corp.	53,250	18,004,357
Oracle Corp.	50,000	5,170,000

		23,174,357

Specialized REITs - 0.8%
Equinix, Inc.	5,000	3,648,200
Public Storage	5,000	1,193,550

		4,841,750

Specialty Retail - 1.7%
Home Depot, Inc.	15,000	4,270,350
Lowe’s Cos., Inc.	33,975	6,474,616

		10,744,966

Technology Hardware, Storage & Peripherals - 2.9%
Apple, Inc.	107,500	18,357,775

Tobacco - 0.9%
Philip Morris International, Inc.	65,000	5,795,400

Total Common Stocks (Cost $231,614,739)		267,818,460

PREFERRED STOCKS - 2.9%
Banks - 0.3%
Citigroup, Inc., Series J, 3-Month Term SOFR + 4.30%, 9.70% (B)	12,000	307,200
Dime Community Bancshares, Inc., 5.50%	89,412	1,306,309

		1,613,509

Capital Markets - 0.2%
Morgan Stanley, Series P, 6.50% (C)	60,000	1,479,600

Commercial Services & Supplies - 0.3%
Triton International Ltd., Series E, 5.75%	100,000	1,844,000

Insurance - 0.6%
Allstate Corp., Series J, 7.38% (C)	30,000	773,100
Aspen Insurance Holdings Ltd., 5.63%	20,000	317,200
Athene Holding Ltd., Series A, Fixed until 06/30/2029, 6.35% (B)	35,000	739,550
Enstar Group Ltd., Series E, 7.00%	50,000	1,115,500

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value

PREFERRED STOCKS (continued)
Insurance (continued)
Reinsurance Group of America, Inc., Fixed until 10/15/2027, 7.13% (B)	40,000	$ 1,020,000

		3,965,350

Mortgage Real Estate Investment Trusts - 1.0%
AGNC Investment Corp., Series E, Fixed until 10/15/2024, 6.50% (B)	49,300	1,049,597
Annaly Capital Management, Inc., Series F, 3-Month LIBOR + 4.99%, 10.64% (B)	40,784	988,604
Dynex Capital, Inc., Series C, Fixed until 04/15/2025, 6.90% (B)	23,300	513,066
New York Mortgage Trust, Inc., Series F, Fixed until 10/15/2026, 6.88% (B)	120,000	2,194,800
Rithm Capital Corp., Series D, Fixed until 11/15/2026, 7.00% (B)	65,000	1,298,700
Two Harbors Investment Corp., Series B, Fixed until 07/27/2027, 7.63% (B)	7,243	136,893

		6,181,660

Real Estate Management & Development - 0.1%
Brookfield Property Partners LP, Series A-1, 6.50%	39,500	444,770

Wireless Telecommunication Services - 0.4%
Telephone & Data Systems, Inc., Series VV, 6.00%	123,000	1,580,550
U.S. Cellular Corp., 5.50%	60,100	893,086

		2,473,636

Total Preferred Stocks (Cost $24,144,115)		18,002,525

	Principal	Value
CORPORATE DEBT SECURITIES - 52.1%
Aerospace & Defense - 0.9%
Rolls-Royce PLC 5.75%, 10/15/2027 (D)	$2,050,000	1,942,659
TransDigm, Inc. 5.50%, 11/15/2027	4,275,000	3,979,874

		5,922,533

Air Freight & Logistics - 0.2%
XPO CNW, Inc. 6.70%, 05/01/2034	1,181,000	1,092,307

Automobile Components - 2.1%
Adient Global Holdings Ltd. 4.88%, 08/15/2026 (D)	2,000,000	1,862,645
Clarios Global LP/Clarios US Finance Co.
6.25%, 05/15/2026 (D)	1,575,000	1,538,075
8.50%, 05/15/2027 (D)	1,250,000	1,231,387
Cooper Tire & Rubber Co. 7.63%, 03/15/2027	5,200,000	5,053,828
Dana, Inc. 5.38%, 11/15/2027 (C)	1,750,000	1,598,025

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Automobile Components (continued)
Goodyear Tire & Rubber Co.
5.00%, 07/15/2029 (C)	$ 1,500,000	$ 1,288,740
7.00%, 03/15/2028	876,000	858,278

		13,430,978

Automobiles - 0.6%
General Motors Financial Co., Inc. 6.40%, 01/09/2033 (C)	2,000,000	1,919,887
Jaguar Land Rover Automotive PLC 5.88%, 01/15/2028 (D)	1,750,000	1,575,068
Winnebago Industries, Inc. 6.25%, 07/15/2028 (D)	525,000	493,684

		3,988,639

Banks - 0.9%
Associated Banc-Corp. 4.25%, 01/15/2025	2,974,000	2,850,684
Citigroup, Inc. Fixed until 11/15/2028 (E), 7.63% (B)	1,000,000	962,363
Freedom Mortgage Corp.
6.63%, 01/15/2027 (D)	1,000,000	864,394
7.63%, 05/01/2026 (D)	1,350,000	1,241,554

		5,918,995

Broadline Retail - 0.5%
Dillard’s, Inc.
7.00%, 12/01/2028	230,000	226,404
7.75%, 07/15/2026	1,150,000	1,145,909
Genuine Parts Co. 6.88%, 11/01/2033 (F)	1,000,000	998,992
Macy’s Retail Holdings LLC 5.88%, 04/01/2029 (C) (D)	900,000	793,440

		3,164,745

Building Products - 1.1%
BlueLinx Holdings, Inc. 6.00%, 11/15/2029 (D)	1,150,000	967,800
Builders FirstSource, Inc. 5.00%, 03/01/2030 (D)	2,000,000	1,738,380
JELD-WEN, Inc. 4.88%, 12/15/2027 (C) (D)	2,400,000	2,048,952
Patrick Industries, Inc. 4.75%, 05/01/2029 (C) (D)	2,400,000	1,947,563

		6,702,695

Capital Markets - 3.3%
AG Issuer LLC 6.25%, 03/01/2028 (D)	1,000,000	920,618
Ares Capital Corp. 7.00%, 01/15/2027	4,275,000	4,260,294
Blackstone Private Credit Fund 7.05%, 09/29/2025	5,315,000	5,293,783
Icahn Enterprises LP/Icahn Enterprises Finance Corp.
5.25%, 05/15/2027	3,500,000	2,996,875
6.38%, 12/15/2025	1,700,000	1,599,402
MidCap Financial Investment Corp. 5.25%, 03/03/2025 (C)	1,500,000	1,439,482
StoneX Group, Inc. 8.63%, 06/15/2025 (D)	3,950,000	3,959,875

		20,470,329

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Chemicals - 1.3%
Celanese US Holdings LLC 6.17%, 07/15/2027	$ 1,000,000	$ 976,584
Chemours Co. 5.75%, 11/15/2028 (D)	2,495,000	2,109,457
Methanex Corp.
5.13%, 10/15/2027	2,175,000	1,983,617
5.25%, 12/15/2029	3,316,000	2,896,951

		7,966,609

Commercial Services & Supplies - 3.8%
Alta Equipment Group, Inc. 5.63%, 04/15/2026 (D)	3,342,000	2,989,633
Cimpress PLC 7.00%, 06/15/2026	1,500,000	1,388,130
CoreCivic, Inc. 8.25%, 04/15/2026 (C)	2,225,000	2,252,654
EnPro Industries, Inc. 5.75%, 10/15/2026	3,594,000	3,403,947
Garda World Security Corp. 9.50%, 11/01/2027 (D)	2,250,000	2,044,569
GEO Group, Inc. 10.50%, 06/30/2028	1,500,000	1,496,250
GFL Environmental, Inc. 5.13%, 12/15/2026 (D)	2,000,000	1,897,849
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75%, 04/15/2026 (D)	2,000,000	1,943,229
Stena International SA 6.13%, 02/01/2025 (D)	300,000	294,000
United Rentals North America, Inc. 5.50%, 05/15/2027	2,185,000	2,111,115
Upbound Group, Inc. 6.38%, 02/15/2029 (D)	3,675,000	3,160,500
Williams Scotsman, Inc. 4.63%, 08/15/2028 (D)	805,000	715,142

		23,697,018

Construction & Engineering - 1.9%
Brookfield Residential Properties, Inc./Brookfield Residential US LLC 6.25%, 09/15/2027 (D)	1,300,000	1,138,254
Brundage-Bone Concrete Pumping Holdings, Inc. 6.00%, 02/01/2026 (D)	362,000	342,293
Forestar Group, Inc. 5.00%, 03/01/2028 (D)	5,000,000	4,390,959
Installed Building Products, Inc. 5.75%, 02/01/2028 (D)	4,801,000	4,331,411
M/I Homes, Inc. 4.95%, 02/01/2028	2,235,000	1,989,617

		12,192,534

Construction Materials - 1.6%
Eco Material Technologies, Inc. 7.88%, 01/31/2027 (D)	4,850,000	4,592,871
New Enterprise Stone & Lime Co., Inc. 5.25%, 07/15/2028 (D)	3,765,000	3,322,581
Summit Materials LLC/Summit Materials Finance Corp. 6.50%, 03/15/2027 (D)	2,208,000	2,147,274

		10,062,726

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Consumer Finance - 1.2%
Enova International, Inc. 8.50%, 09/15/2025 (D)	$ 1,800,000	$ 1,693,155
Navient Corp. 5.50%, 03/15/2029 (C)	1,200,000	969,632
PRA Group, Inc.
5.00%, 10/01/2029 (C) (D)	1,300,000	862,001
7.38%, 09/01/2025 (C) (D)	2,000,000	1,870,000
World Acceptance Corp. 7.00%, 11/01/2026 (C) (D)	2,475,000	2,004,750

		7,399,538

Consumer Staples Distribution & Retail - 2.0%
Arko Corp. 5.13%, 11/15/2029 (D)	3,475,000	2,817,530
Performance Food Group, Inc. 5.50%, 10/15/2027 (D)	3,074,000	2,874,353
United Natural Foods, Inc. 6.75%, 10/15/2028 (C) (D)	5,500,000	4,303,750
US Foods, Inc. 6.88%, 09/15/2028 (D)	2,300,000	2,248,436

		12,244,069

Containers & Packaging - 0.5%
Berry Global, Inc. 5.63%, 07/15/2027 (C) (D)	3,000,000	2,848,423

Distributors - 0.8%
G-III Apparel Group Ltd. 7.88%, 08/15/2025 (C) (D)	4,775,000	4,731,320

Diversified Consumer Services - 0.9%
Matthews International Corp. 5.25%, 12/01/2025 (C) (D)	3,205,000	3,050,878
Service Corp. International 7.50%, 04/01/2027	2,500,000	2,514,078

		5,564,956

Diversified REITs - 0.9%
Rithm Capital Corp. 6.25%, 10/15/2025 (D)	1,300,000	1,230,510
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 4.75%, 04/15/2028 (D)	2,500,000	2,019,335
VICI Properties LP/VICI Note Co., Inc. 4.63%, 06/15/2025 (D)	2,300,000	2,209,104

		5,458,949

Diversified Telecommunication Services - 0.2%
Lumen Technologies, Inc. 5.13%, 12/15/2026 (C) (D)	2,500,000	1,227,760

Electric Utilities - 0.8%
Drax Finco PLC 6.63%, 11/01/2025 (D)	1,871,000	1,800,837
TransAlta Corp. 7.75%, 11/15/2029	864,000	859,605
Vistra Operations Co. LLC 6.95%, 10/15/2033 (D)	2,350,000	2,238,456

		4,898,898

Electrical Equipment - 0.2%
WESCO Distribution, Inc. 7.25%, 06/15/2028 (D)	1,000,000	993,682

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Energy Equipment & Services - 0.6%
Archrock Partners LP/Archrock Partners Finance Corp. 6.25%, 04/01/2028 (D)	$ 1,500,000	$ 1,393,125
Enviva Partners LP/Enviva Partners Finance Corp. 6.50%, 01/15/2026 (C) (D)	3,000,000	2,107,500

		3,500,625

Financial Services - 2.4%
Ally Financial, Inc. Fixed until 05/15/2028 (E), 4.70% (B)	2,250,000	1,313,585
Burford Capital Global Finance LLC
6.25%, 04/15/2028 (D)	2,500,000	2,262,500
9.25%, 07/01/2031 (D)	4,750,000	4,685,733
Credit Acceptance Corp.
5.13%, 12/31/2024 (D)	500,000	483,408
6.63%, 03/15/2026 (C)	3,750,000	3,558,248
ILFC E-Capital Trust I 3-Month Term SOFR + 1.81%, 7.21% (B), 12/21/2065 (D)	900,000	662,234
Jefferies Finance LLC/JFIN Co-Issuer Corp. 5.00%, 08/15/2028 (D)	2,500,000	1,995,211

		14,960,919

Food Products - 1.4%
B&G Foods, Inc. 5.25%, 09/15/2027 (C)	2,958,000	2,434,325
Chobani LLC/Chobani Finance Corp., Inc. 4.63%, 11/15/2028 (D)	3,000,000	2,593,715
Post Holdings, Inc. 5.50%, 12/15/2029 (D)	4,000,000	3,547,783

		8,575,823

Ground Transportation - 0.4%
Fortress Transportation & Infrastructure Investors LLC
5.50%, 05/01/2028 (D)	250,000	227,329
6.50%, 10/01/2025 (D)	268,000	265,761
9.75%, 08/01/2027 (D)	1,750,000	1,794,245

		2,287,335

Health Care Providers & Services - 0.4%
AdaptHealth LLC 5.13%, 03/01/2030 (C) (D)	3,000,000	2,272,500

Hotel & Resort REITs - 0.1%
RHP Hotel Properties LP/RHP Finance Corp. 4.75%, 10/15/2027	1,000,000	908,590

Hotels, Restaurants & Leisure - 4.9%
Carnival Corp.
5.75%, 03/01/2027 (D)	1,700,000	1,521,098
10.50%, 06/01/2030 (C) (D)	3,227,000	3,274,176
Cinemark USA, Inc. 5.88%, 03/15/2026 (C) (D)	2,700,000	2,563,752
Light & Wonder International, Inc. 7.00%, 05/15/2028 (D)	2,504,000	2,440,803
Live Nation Entertainment, Inc.
4.75%, 10/15/2027 (C) (D)	1,500,000	1,369,350
6.50%, 05/15/2027 (D)	2,388,000	2,326,982

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Marriott Ownership Resorts, Inc. 4.75%, 01/15/2028	$ 4,950,000	$ 4,256,312
NCL Corp. Ltd.
5.88%, 03/15/2026 (D)	1,800,000	1,615,500
8.13%, 01/15/2029 (D)	1,800,000	1,759,742
Royal Caribbean Cruises Ltd. 3.70%, 03/15/2028	2,300,000	1,950,162
SeaWorld Parks & Entertainment, Inc. 8.75%, 05/01/2025 (D)	1,000,000	1,010,000
Travel & Leisure Co. 6.60%, 10/01/2025	3,450,000	3,373,864
VOC Escrow Ltd. 5.00%, 02/15/2028 (D)	3,366,000	3,023,720

		30,485,461

Household Products - 0.2%
Central Garden & Pet Co. 5.13%, 02/01/2028 (C)	1,141,000	1,054,075

Insurance - 0.5%
Kuvare US Holdings, Inc. Fixed until 05/01/2026, 7.00% (B), 02/17/2051 (D)	1,500,000	1,507,500
SBL Holdings, Inc. Fixed until 11/13/2026 (E), 6.50% (B) (D)	2,500,000	1,410,119

		2,917,619

Internet & Catalog Retail - 0.4%
TripAdvisor, Inc. 7.00%, 07/15/2025 (D)	2,303,000	2,279,972

IT Services - 0.5%
Leidos, Inc. 7.13%, 07/01/2032	1,800,000	1,806,750
Unisys Corp. 6.88%, 11/01/2027 (D)	2,000,000	1,465,000

		3,271,750

Leisure Products - 0.4%
Mattel, Inc. 5.88%, 12/15/2027 (D)	1,400,000	1,342,112
Vista Outdoor, Inc. 4.50%, 03/15/2029 (D)	1,520,000	1,413,600

		2,755,712

Machinery - 1.0%
GrafTech Finance, Inc. 4.63%, 12/15/2028 (D)	750,000	550,515
JB Poindexter & Co., Inc. 7.13%, 04/15/2026 (D)	4,750,000	4,530,768
Regal Rexnord Corp. 6.30%, 02/15/2030 (D)	949,000	894,996

		5,976,279

Media - 1.4%
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030 (D)	2,000,000	1,600,493
Light & Wonder International, Inc. 7.50%, 09/01/2031 (D)	4,500,000	4,390,630
Nexstar Media, Inc. 4.75%, 11/01/2028 (C) (D)	2,986,000	2,508,060

		8,499,183

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Metals & Mining - 1.3%
ATI, Inc. 5.88%, 12/01/2027	$ 4,002,000	$ 3,711,578
Carpenter Technology Corp. 7.63%, 03/15/2030	250,000	246,801
Cleveland-Cliffs, Inc. 5.88%, 06/01/2027 (C)	1,000,000	952,767
First Quantum Minerals Ltd. 6.88%, 10/15/2027 (D)	3,797,000	3,235,865

		8,147,011

Mortgage Real Estate Investment Trusts - 0.7%
Starwood Property Trust, Inc.
4.38%, 01/15/2027 (C) (D)	3,500,000	3,002,685
4.75%, 03/15/2025 (C)	1,500,000	1,435,337

		4,438,022

Oil, Gas & Consumable Fuels - 2.4%
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63%, 12/15/2025 (D)	1,310,000	1,311,769
Earthstone Energy Holdings LLC 9.88%, 07/15/2031 (D)	1,750,000	1,884,582
Genesis Energy LP/Genesis Energy Finance Corp. 8.00%, 01/15/2027	2,725,000	2,616,812
Hess Midstream Operations LP 5.13%, 06/15/2028 (D)	1,000,000	923,114
Murphy Oil Corp. 6.38%, 07/15/2028 (C)	2,100,000	2,033,863
Northern Oil & Gas, Inc. 8.13%, 03/01/2028 (D)	2,000,000	1,971,800
ONEOK Partners LP 6.85%, 10/15/2037	1,000,000	979,856
Permian Resources Operating LLC 5.88%, 07/01/2029 (D)	2,250,000	2,094,230
Sunoco LP/Sunoco Finance Corp. 5.88%, 03/15/2028	1,190,000	1,125,525
Valero Energy Corp. 8.75%, 06/15/2030	300,000	338,122

		15,279,673

Paper & Forest Products - 0.1%
Glatfelter Corp. 4.75%, 11/15/2029 (C) (D)	900,000	591,327

Passenger Airlines - 1.2%
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50%, 06/20/2027 (D)	2,250,000	2,222,829
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd. 8.00%, 09/20/2025 (D)	4,940,000	3,902,600
United Airlines, Inc. 4.63%, 04/15/2029 (D)	1,726,000	1,456,976

		7,582,405

Personal Care Products - 0.4%
Edgewell Personal Care Co. 5.50%, 06/01/2028 (D)	3,000,000	2,722,500

Pharmaceuticals - 0.1%
Bausch Health Cos., Inc. 4.88%, 06/01/2028 (D)	1,100,000	548,813

	Principal	Value
CORPORATE DEBT SECURITIES (continued)
Real Estate Management & Development - 0.1%
Anywhere Real Estate Group LLC/Anywhere Co-Issuer Corp. 7.00%, 04/15/2030 (D)	$ 1,141,600	$ 939,680

Software - 0.7%
ACI Worldwide, Inc. 5.75%, 08/15/2026 (D)	600,000	574,428
Concentrix Corp. 6.60%, 08/02/2028	3,990,000	3,832,025

		4,406,453

Specialized REITs - 0.4%
Iron Mountain, Inc. 4.88%, 09/15/2027 (D)	3,050,000	2,788,118

Specialty Retail - 3.2%
Abercrombie & Fitch Management Co. 8.75%, 07/15/2025 (D)	1,000,000	1,012,727
Academy Ltd. 6.00%, 11/15/2027 (C) (D)	3,150,000	2,965,347
AutoNation, Inc. 4.75%, 06/01/2030	1,573,000	1,380,077
Bath & Body Works, Inc.
6.69%, 01/15/2027	1,000,000	966,270
9.38%, 07/01/2025 (D)	2,000,000	2,059,948
Foot Locker, Inc. 4.00%, 10/01/2029 (C) (D)	2,575,000	1,892,702
Group 1 Automotive, Inc. 4.00%, 08/15/2028 (D)	1,350,000	1,162,845
PetSmart, Inc./PetSmart Finance Corp. 4.75%, 02/15/2028 (D)	3,900,000	3,449,280
Sally Holdings LLC/Sally Capital, Inc. 5.63%, 12/01/2025	3,275,000	3,165,044
Sonic Automotive, Inc. 4.63%, 11/15/2029 (D)	2,500,000	2,081,098

		20,135,338

Technology Hardware, Storage & Peripherals - 0.3%
Dell International LLC/EMC Corp. 8.10%, 07/15/2036	405,000	440,295
Western Digital Corp. 4.75%, 02/15/2026	1,650,000	1,548,837

		1,989,132

Textiles, Apparel & Luxury Goods - 0.5%
Crocs, Inc. 4.25%, 03/15/2029 (D)	4,000,000	3,280,000
PVH Corp. 7.75%, 11/15/2023	100,000	99,965

		3,379,965

Transportation Infrastructure - 0.4%
Forward Air Corp. 9.50%, 10/15/2031 (D)	2,600,000	2,535,000

Total Corporate Debt Securities (Cost $356,649,604)		325,206,983

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
OTHER INVESTMENT COMPANY - 6.4%
Securities Lending Collateral - 6.4%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (G)	40,102,655	$ 40,102,655

Total Other Investment Company (Cost $40,102,655)		40,102,655

	Principal	Value
REPURCHASE AGREEMENT - 1.8%
Fixed Income Clearing Corp., 2.50% (G), dated 10/31/2023, to be repurchased at $10,792,018 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $11,007,163.	$10,791,269	10,791,269

Total Repurchase Agreement (Cost $10,791,269)		10,791,269

Total Investments (Cost $663,302,382)		661,921,892
Net Other Assets (Liabilities) - (6.1)%		(38,048,557)

Net Assets - 100.0%		$623,873,335

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$267,818,460	$—	$—	$267,818,460
Preferred Stocks	18,002,525	—	—	18,002,525
Corporate Debt Securities	—	325,206,983	—	325,206,983
Other Investment Company	40,102,655	—	—	40,102,655
Repurchase Agreement	—	10,791,269	—	10,791,269

Total Investments	$325,923,640	$335,998,252	$—	$661,921,892

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $41,473,547, collateralized by cash collateral of $40,102,655 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,257,248. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $219,270,591, representing 35.1% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) security. Security to be settled and delivered after October 31, 2023. Security may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Rates disclosed reflect the yields at October 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

LIBOR	London Interbank Offered Rate
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $652,511,113) (including securities loaned of $41,473,547)	$651,130,623
Repurchase agreement, at value (cost $10,791,269)	10,791,269
Cash	300,371
Receivables and other assets:
Net income from securities lending	55,809
Shares of beneficial interest sold	762,120
Dividends	485,585
Interest	5,522,606
Tax reclaims	2,934
Total assets	669,051,317

Liabilities:
Cash collateral received upon return of:
Securities on loan	40,102,655
Payables and other liabilities:
Investments purchased	2,914,452
When-issued, delayed-delivery, forward and TBA commitments purchased	995,370
Shares of beneficial interest redeemed	598,843
Investment management fees	324,987
Distribution and service fees	99,344
Transfer agent fees	59,307
Trustee and CCO fees	181
Audit and tax fees	45,935
Custody fees	9,361
Legal fees	7,401
Printing and shareholder reports fees	13,895
Registration fees	536
Other accrued expenses	5,715
Total liabilities	45,177,982
Net assets	$623,873,335

Net assets consist of:
Paid-in capital	$791,624,155
Total distributable earnings (accumulated losses)	(167,750,820)
Net assets	$623,873,335

Net assets by class:
Class A	$138,260,319
Class C	76,695,600
Class I	408,901,622
Class I2	15,794
Shares outstanding (unlimited shares, no par value):
Class A	11,418,351
Class C	6,357,351
Class I	33,754,165
Class I2	1,375
Net asset value per share: (A)
Class A	$12.11
Class C	12.06
Class I	12.11
Class I2	11.49
Maximum offering price per share: (B)
Class A	$12.81

(A)	Net asset value per share for Class C, I and I2 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$12,921,193
Interest income	19,714,584
Net income from securities lending	481,674
Withholding taxes on foreign income	90,896
Total investment income	33,208,347

Expenses:
Investment management fees	3,842,417
Distribution and service fees:
Class A	362,663
Class C	839,544
Transfer agent fees:
Class A	168,654
Class C	69,122
Class I	462,276
Class I2	1
Trustee and CCO fees	28,058
Audit and tax fees	52,997
Custody fees	56,685
Legal fees	44,007
Printing and shareholder reports fees	64,556
Registration fees	68,503
Other	40,143
Total expenses before waiver and/or reimbursement and recapture	6,099,626
Expenses waived and/or reimbursed:
Class A	(109)
Class C	(25)
Class I	(57,563)
Recapture of previously waived and/or reimbursed fees:
Class I	12,088
Net expenses	6,054,017

Net investment income (loss)	27,154,330

Net realized gain (loss) on:
Investments	(19,027,297)
Foreign currency transactions	(1,045)
Net realized gain (loss)	(19,028,342)

Net change in unrealized appreciation (depreciation) on:
Investments	2,453,708
Translation of assets and liabilities denominated in foreign currencies	193
Net change in unrealized appreciation (depreciation)	2,453,901
Net realized and change in unrealized gain (loss)	(16,574,441)
Net increase (decrease) in net assets resulting from operations	$10,579,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

	October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$27,154,330	$22,306,377
Net realized gain (loss)	(19,028,342)	(4,201,169)
Net change in unrealized appreciation (depreciation)	2,453,901	(80,011,476)
Net increase (decrease) in net assets resulting from operations	10,579,889	(61,906,268)

Dividends and/or distributions to shareholders:
Class A	(5,841,407)	(6,592,901)
Class C	(2,716,343)	(3,408,448)
Class I	(18,972,353)	(20,626,850)
Class I2	(747)	(878)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(27,530,850)	(30,629,077)

Capital share transactions:
Proceeds from shares sold:
Class A	24,236,609	32,289,553
Class C	16,795,031	31,755,305
Class I	164,681,048	296,777,303
	205,712,688	360,822,161
Dividends and/or distributions reinvested:
Class A	5,634,169	6,303,276
Class C	2,701,479	3,385,554
Class I	18,886,032	20,550,322
Class I2	747	878
	27,222,427	30,240,030
Cost of shares redeemed:
Class A	(33,678,625)	(26,768,206)
Class C	(17,025,743)	(15,067,687)
Class I	(199,848,306)	(167,421,639)
	(250,552,674)	(209,257,532)
Automatic conversions:
Class A	7,234,957	11,623,763
Class C	(7,234,957)	(11,623,763)
	—	—
Net increase (decrease) in net assets resulting from capital share transactions	(17,617,559)	181,804,659
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	332	(A)
Class C	—	1,317	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	87,069	(B)
	—	88,718
Net increase (decrease) in net assets	(34,568,520)	89,358,032

Net assets:
Beginning of year	658,441,855	569,083,823
End of year	$623,873,335	$658,441,855

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,925,747	2,383,832
Class C	1,338,115	2,354,901
Class I	13,039,735	21,939,131
	16,303,597	26,677,864
Shares reinvested:
Class A	449,200	469,419
Class C	216,118	252,242
Class I	1,504,788	1,536,090
Class I2	63	68
	2,170,169	2,257,819
Shares redeemed:
Class A	(2,683,288)	(2,001,119)
Class C	(1,360,593)	(1,140,796)
Class I	(15,857,087)	(12,804,687)
	(19,900,968)	(15,946,602)
Automatic conversions:
Class A	574,588	867,608
Class C	(576,979)	(871,733)
	(2,391)	(4,125)
Net increase (decrease) in shares outstanding:
Class A	266,247	1,719,740
Class C	(383,339)	594,614
Class I	(1,312,564)	10,670,534
Class I2	63	68
	(1,429,593)	12,984,956

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.43		$14.24		$11.53		$11.64	$10.91

Investment operations:
Net investment income (loss) (A)	0.50		0.45		0.40		0.40	0.40
Net realized and unrealized gain (loss)	(0.31)		(1.62)		2.72		(0.09)	0.82
Total investment operations	0.19		(1.17)		3.12		0.31	1.22
Contributions from affiliate	—		0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.51)		(0.46)		(0.41)		(0.41)	(0.36)
Net realized gains	—		(0.18)		—		(0.01)	(0.13)
Total dividends and/or distributions to shareholders	(0.51)		(0.64)		(0.41)		(0.42)	(0.49)

Net asset value, end of year	$12.11		$12.43		$14.24		$11.53	$11.64
Total return (D)	1.44%		(8.50	)% (C)	27.30%		2.91%	11.72%

Ratio and supplemental data:
Net assets end of year (000’s)	$138,260		$138,668		$134,310		$36,696	$34,731
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.99%		1.01	%(E)	0.98	%(E)	1.03%	1.12%
Including waiver and/or reimbursement and recapture	0.99	%(F)	0.99	%(E)	0.98	%(E)	1.03%	1.12%
Net investment income (loss) to average net assets	3.96%		3.35%		2.89%		3.54%	3.59%
Portfolio turnover rate	37%		44%		45%		61%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.38		$14.17		$11.48		$11.59	$10.86

Investment operations:
Net investment income (loss) (A)	0.41		0.35		0.30		0.32	0.31
Net realized and unrealized gain (loss)	(0.32)		(1.60)		2.70		(0.09)	0.84
Total investment operations	0.09		(1.25)		3.00		0.23	1.15
Contributions from affiliate	—		0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.41)		(0.36)		(0.31)		(0.33)	(0.29)
Net realized gains	—		(0.18)		—		(0.01)	(0.13)
Total dividends and/or distributions to shareholders	(0.41)		(0.54)		(0.31)		(0.34)	(0.42)

Net asset value, end of year	$12.06		$12.38		$14.17		$11.48	$11.59
Total return (D)	0.65%		(9.11	)%(C)	26.32%		2.17%	11.00%

Ratio and supplemental data:
Net assets end of year (000’s)	$76,696		$83,457		$87,104		$52,109	$46,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.71%		1.73	%(E)	1.71	%(E)	1.76%	1.85%
Including waiver and/or reimbursement and recapture	1.71	%(F)	1.71	%(E)	1.71	%(E)	1.76%	1.85%
Net investment income (loss) to average net assets	3.24%		2.64%		2.23%		2.82%	2.86%
Portfolio turnover rate	37%		44%		45%		61%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$12.44	$14.25		$11.53		$11.64	$10.91

Investment operations:
Net investment income (loss) (A)	0.53	0.48		0.43		0.44	0.43
Net realized and unrealized gain (loss)	(0.32)	(1.60)		2.73		(0.10)	0.83
Total investment operations	0.21	(1.12)		3.16		0.34	1.26
Contributions from affiliate	—	0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.51)		(0.44)		(0.44)	(0.40)
Net realized gains	—	(0.18)		—		(0.01)	(0.13)
Total dividends and/or distributions to shareholders	(0.54)	(0.69)		(0.44)		(0.45)	(0.53)

Net asset value, end of year	$12.11	$12.44		$14.25		$11.53	$11.64
Total return	1.65%	(8.20	)% (C)	27.66%		3.17%	12.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$408,901	$436,301		$347,653		$170,942	$153,353
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.75	%(D)	0.74	%(D)	0.78%	0.85%
Including waiver and/or reimbursement and recapture	0.72%	0.72	%(D)	0.72	%(D)	0.72%	0.83%
Net investment income (loss) to average net assets	4.23%	3.64%		3.20%		3.87%	3.86%
Portfolio turnover rate	37%	44%		45%		61%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Does not include expenses of the underlying investments in which the Fund invests.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$11.83	$13.58		$11.01		$11.14	$10.47

Investment operations:
Net investment income (loss) (A)	0.52	0.47		0.43		0.42	0.41
Net realized and unrealized gain (loss)	(0.30)	(1.52)		2.58		(0.09)	0.79
Total investment operations	0.22	(1.05)		3.01		0.33	1.20
Contributions from affiliate	—	—		—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.56)	(0.52)		(0.44)		(0.45)	(0.40)
Net realized gains	—	(0.18)		—		(0.01)	(0.13)
Total dividends and/or distributions to shareholders	(0.56)	(0.70)		(0.44)		(0.46)	(0.53)

Net asset value, end of year	$11.49	$11.83		$13.58		$11.01	$11.14
Total return	1.77%	(8.15)%		27.79%		3.28%	12.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$16	$16		$17		$13	$13
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.63%	0.65	%(B)	0.64	%(B)	0.68%	0.74%
Including waiver and/or reimbursement and recapture	0.63%	0.64	%(B)	0.64	%(B)	0.68%	0.82%
Net investment income (loss) to average net assets	4.31%	3.71%		3.32%		3.89%	3.89%
Portfolio turnover rate	37%	44%		45%		61%	53%

(A)	Calculated based on average number of shares outstanding.
(B)	Does not include expenses of the underlying investments in which the Fund invests.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Multi-Asset Income (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers four classes of shares, Class A, Class C, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $7,160.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads,

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Preferred Stocks	$1,533,101	$—	$—	$—	$1,533,101
Corporate Debt Securities	38,569,554	—	—	—	38,569,554
Total Securities Lending Transactions	$40,102,655	$—	$—	$—	$40,102,655
Total Borrowings	$40,102,655	$—	$—	$—	$40,102,655

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. The sub-adviser’s decisions whether and when to tactically overweight or underweight asset classes, create and apply formulas for de-risking or ending de-risking and select a mix of underlying portfolios may not produce the desired results. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the sub-adviser’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, AAM UK, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 15,798	0.00%(A)

(A)	Rounds to less than 0.01%.

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.574%
Over $500 million up to $1 billion	0.570
Over $1 billion up to $1.5 billion	0.545
Over $1.5 billion up to $2 billion	0.535
Over $2 billion	0.515

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.09%	March 1, 2024
Class C	1.81	March 1, 2024
Class I	0.72	March 1, 2024
Class I2	0.73	March 1, 2024
Prior to March 1, 2023
Class A	1.12
Class C	1.87
Class I2	0.83

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$86,111	$99,778	$57,563	$243,452

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I and Class I2.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$457,904	$1,898
Class C	—	15,139

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 685,336	$ 57,063

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 241,063,783	$ —	$ 260,519,232	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, premium amortization adjustments, organizational expenses and partnership basis adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to non-deductible expenses from partnership investments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (4,207)	$ 4,207

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 664,170,859	$ 56,386,199	$ (58,635,166)	$ (2,248,967)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 91,162,524	$ 74,820,008

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 27,530,850	$ —	$ —	$ —	$ 23,588,909	$ —	$ 7,040,168	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 499,088	$ —	$ —	$ (165,982,532)	$ —	$ (18,366)	$ (2,249,010)

10. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENTS (continued)

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Asset Income

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Asset Income (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $10,912,654 of qualified dividend income.

For corporate shareholders, 39% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Multi-Asset Income (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Thompson, Siegel & Walmsley LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its composite benchmark for the past 1- and 3-year periods and below its composite benchmark for the past 5-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Asset Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA MAI 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Multi-Managed Balanced

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Multi-Managed Balanced

(unaudited)

MARKET ENVIRONMENT

Aegon USA Investment Management, LLC

The fiscal year ended October 31, 2023 was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining, inflation. While the pace of rate increases slowed towards the end of the fiscal year, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. Elevated policy uncertainty translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023.

Economic activity exceeded expectations during the period, illustrated by annualized real gross domestic product growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance was in line with 2022 levels, but the rise in long-term yields incentivized less long-dated supply, which has been overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

J.P. Morgan Investment Management, Inc.

The S&P 500® Index started the fiscal year ended October 31, 2023 on a relatively strong note, posting strong returns across November 2022. Equity markets cheered lower than estimated inflation, with consecutive readings trending downwards. The U.S. Federal Reserve (“Fed”) also slowed the pace of rate hikes, across November and December 2022. Equity markets ended the calendar year on a volatile note, with December 2022 dampening the strong rally seen in the prior two months. Finally, earnings forecasts for 2023 witnessed sharp cuts as recession fears mounted.

During the first half of 2023, despite economic headwinds, equity markets had a solid year supported by a better-than-expected first quarter earnings season. The economy witnessed banking failures in the first quarter, but markets remained resilient. Energy prices had also been declining since the second half of 2022 while a combination of improved supply chains and lower consumer demand allowed inflation to ease across core goods categories. Shelter inflation, which had been stickier, also started to ease.

The third quarter of 2023 was a stark contrast to the first half, with U.S. equity markets faltering after a very strong first half. The 10-year U.S. Treasury yield breached 5% for the first time since 2007 in October, driven by buoyant economic data convincing the market that ‘higher for longer’ rates may look increasingly likely. The U.S. gross domestic product beat consensus expectations when it rose by 4.9% annualized during the third quarter. Inflation came in hotter-than-expected, with the headline number flat at 3.7% year-on-year in September, against expectations of a slight moderation from August. As the period closed on October 31, 2023, U.S. equity markets faced the third consecutive negative monthly return. Despite this, U.S. equities were up double digits year to date as of the end of the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Multi-Managed Balanced (Class A) returned 7.02%, excluding any sales charges. By comparison, its primary and secondary benchmarks, the S&P 500® Index and the Bloomberg US Aggregate Bond Index, returned 10.14% and 0.36%, respectively.

STRATEGY REVIEW

Aegon USA Investment Management, LLC

Although overall credit risk remained relatively stable in the portfolio over the fiscal year, the sub-adviser modified sector allocations to position for an expected shallow recession and a ‘higher-for-longer’ rate environment. Allocations to commercial mortgage-backed securities collateralized by retail and office properties were reduced over the period given expectations for continued pressure on commercial real estate. The Fund’s modest exposure to high yield corporate credit was pared down near the end of the fiscal year as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

(unaudited)

STRATEGY REVIEW (continued)

Overall, the allocation to investment grade corporate credit rose slightly with a focus on increasing exposure to single-A rated credits believed to be well-positioned for a modest economic downturn. Weightings in energy, capital goods and consumer non-cyclicals increased the most over the period. The sub-adviser also added to agency residential mortgage-backed exposure on the belief valuations became more attractive in the sector. The Fund’s slight duration underweight relative to the benchmark was reduced over the time period given attractive yield levels and slowing growth expectations.

Relative performance in the fiscal year benefited from the Fund’s overweight to risk-based assets given the additional yield generated by these securities relative to the benchmark. Duration and curve positioning also benefited relative performance while spread-related impacts were a modest detractor.

The largest sector contributors to relative returns included security selection within investment grade corporate credit as well as an overweight allocation to and security selection within asset-backed securities. Positioning within government securities was the largest detractor given the longer-duration profile within the sector relative to the benchmark.

Within corporate credit, security selection in consumer cyclicals, banking and transportation contributed the most to relative returns. Modest detractors in corporate credit included selection in real estate investment trusts and brokerage/asset managers/exchanges.

J.P. Morgan Investment Management, Inc.

Stock selection in the media, retail and financials sectors contributed most to results while the industrial cyclical, technology and health services & systems sectors were the largest detractors from relative performance.

On the positive side, the top individual contributors to performance were underweight positions in Walt Disney Co. (“Disney”) and Pfizer, Inc. and an overweight position in Meta Platforms, Inc. Walt Disney is a leading diversified international family entertainment and media enterprise with five business segments: media networks, parks and resorts, studio entertainment, consumer products and interactive media. Disney reported mixed results and guidance in the most recent quarter, reflecting the challenges the company faces. Though CEO Robert Iger has been working to improve the productivity and efficiency of the organization, linear declines have been accelerating, while direct-to-consumer businesses have seen subscriber loss in the U.S. and modest growth internationally. Underweight positioning to the name was the largest contributor to returns in the fiscal year.

On the negative side, top individual detractors from performance were an overweight allocation in Texas Instruments, Inc., no allocation to J.P. Morgan Chase & Co. and an underweight position in NVIDIA Corp. Texas Instruments, Inc. operates as a semiconductor design and manufacturing company. The company develops analog integrated circuits and embedded processors and serves customers worldwide. Texas Instruments, Inc. detracted since it guided more conservatively than peers, in its most recent earnings report. An overweight allocation during the fiscal year was the largest detractor from returns.

Bradley D. Doyle, CFA

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Tim Snyder, CFA

Raffaele Zingone, CFA

Co-Portfolio Managers

J.P. Morgan Investment Management Inc

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	1.12%	5.74%	6.23%	12/02/1994
Class A (NAV)	7.02%	6.94%	6.83%	12/02/1994
S&P 500® Index (A)	10.14%	11.01%	11.18%
Bloomberg US Aggregate Bond Index (B)	0.36%	(0.06)%	0.88%
Class C (POP)	5.21%	6.14%	6.05%	11/11/2002
Class C (NAV)	6.21%	6.14%	6.05%	11/11/2002
Class I (NAV)	7.25%	7.20%	7.10%	11/30/2009
Class R (NAV)	6.83%	N/A	(3.28)%	03/01/2022
Class R6 (NAV)	7.35%	7.28%	6.57%	05/29/2015

(A) The S&P 500® index is market-capitalization weighted index of 500 large U.S. companies with common stock listed on the NYSE or NASDAQ.

(B) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

The Fund’s benchmarks are unmanaged indices used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, R and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$989.20	$4.97	$1,020.30	$4.99	0.98%
Class C	1,000.00	985.40	8.75	1,016.50	8.79	1.73
Class I	1,000.00	990.30	3.85	1,021.40	3.87	0.76
Class R	1,000.00	988.40	5.88	1,019.40	5.90	1.16
Class R6	1,000.00	990.80	3.35	1,021.90	3.36	0.66

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	60.0%
Corporate Debt Securities	13.8
U.S. Government Agency Obligations	10.2
U.S. Government Obligations	8.8
Commercial Paper	7.9
Mortgage-Backed Securities	2.4
Asset-Backed Securities	2.4
Short-Term U.S. Government Obligations	1.2
Repurchase Agreement	0.9
Foreign Government Obligations	0.3
Preferred Stock	0.1
Other Investment Company	0.1
Net Other Assets (Liabilities) ^	(8.1)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.51
Duration †	5.92

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	20.2%
AAA	5.2
AA	0.5
A	5.1
BBB	8.3
BB	0.7
B	0.1
Not Rated	68.0
Net Other Assets (Liabilities)	(8.1)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 60.0%
Aerospace & Defense - 0.9%
Howmet Aerospace, Inc.	43,592	$1,922,407
RTX Corp.	56,844	4,626,533
Textron, Inc.	35,207	2,675,732

		9,224,672

Air Freight & Logistics - 0.7%
FedEx Corp.	8,050	1,932,805
United Parcel Service, Inc., Class B	34,762	4,910,132

		6,842,937

Automobile Components - 0.1%
Aptiv PLC (A)	14,306	1,247,483

Automobiles - 0.9%
Tesla, Inc. (A)	44,930	9,023,741

Banks - 2.0%
Bank of America Corp.	270,912	7,135,822
Citigroup, Inc.	46,763	1,846,671
Fifth Third Bancorp	60,645	1,437,893
Truist Financial Corp.	99,984	2,835,546
US Bancorp	93,042	2,966,179
Wells Fargo & Co.	132,315	5,262,168

		21,484,279

Beverages - 1.4%
Coca-Cola Co.	142,452	8,047,114
Constellation Brands, Inc., Class A	3,072	719,309
Monster Beverage Corp. (A)	20,850	1,065,435
PepsiCo, Inc.	26,730	4,364,474

		14,196,332

Biotechnology - 1.8%
AbbVie, Inc.	56,058	7,914,268
Biogen, Inc. (A)	8,512	2,021,941
BioMarin Pharmaceutical, Inc. (A)	6,924	563,960
Neurocrine Biosciences, Inc. (A)	3,820	423,791
Regeneron Pharmaceuticals, Inc. (A)	4,923	3,839,398
Sarepta Therapeutics, Inc. (A)	5,574	375,186
Vertex Pharmaceuticals, Inc. (A)	11,400	4,128,054

		19,266,598

Broadline Retail - 2.4%
Amazon.com, Inc. (A)	188,501	25,087,598

Building Products - 0.6%
Masco Corp.	27,673	1,441,487
Trane Technologies PLC	23,782	4,525,952

		5,967,439

Capital Markets - 1.6%
Blackstone, Inc.	5,269	486,592
Charles Schwab Corp.	44,921	2,337,689
CME Group, Inc.	21,917	4,678,403
Intercontinental Exchange, Inc.	21,372	2,296,208
Morgan Stanley	36,889	2,612,479
Raymond James Financial, Inc.	14,019	1,337,973
S&P Global, Inc.	6,720	2,347,363
State Street Corp.	7,972	515,230

		16,611,937

Chemicals - 1.3%
Air Products & Chemicals, Inc.	7,030	1,985,553
Dow, Inc.	57,158	2,763,018
Eastman Chemical Co.	20,596	1,539,139

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Linde PLC	12,129	$ 4,635,219
LyondellBasell Industries NV, Class A	17,001	1,534,170
PPG Industries, Inc.	9,743	1,196,148

		13,653,247

Commercial Services & Supplies - 0.1%
Cintas Corp.	2,098	1,063,938

Communications Equipment - 0.1%
Motorola Solutions, Inc.	4,164	1,159,507

Consumer Finance - 0.0% (B)
American Express Co.	3,168	462,623

Consumer Staples Distribution & Retail - 1.1%
Costco Wholesale Corp.	9,383	5,183,545
Target Corp.	8,263	915,458
Walmart, Inc.	30,730	5,021,589

		11,120,592

Distributors - 0.0% (B)
LKQ Corp.	10,973	481,934

Electric Utilities - 1.1%
Constellation Energy Corp.	8,564	967,047
NextEra Energy, Inc.	76,734	4,473,592
PG&E Corp. (A)	227,973	3,715,960
Southern Co.	36,436	2,452,143

		11,608,742

Electrical Equipment - 0.4%
Eaton Corp. PLC	19,940	4,145,725

Electronic Equipment, Instruments & Components - 0.1%
Corning, Inc.	22,558	603,652
Keysight Technologies, Inc. (A)	5,905	720,705

		1,324,357

Energy Equipment & Services - 0.1%
Baker Hughes Co.	25,850	889,757

Entertainment - 0.3%
Netflix, Inc. (A)	7,841	3,228,061
Warner Bros Discovery, Inc. (A)	43,419	431,585

		3,659,646

Financial Services - 2.8%
Berkshire Hathaway, Inc., Class B (A)	27,424	9,360,634
FleetCor Technologies, Inc. (A)	9,851	2,218,150
Mastercard, Inc., Class A	26,410	9,939,403
Visa, Inc., Class A	32,655	7,677,191

		29,195,378

Food Products - 0.5%
Mondelez International, Inc., Class A	72,808	4,820,618

Ground Transportation - 0.6%
CSX Corp.	42,458	1,267,371
Norfolk Southern Corp.	7,947	1,516,208
Uber Technologies, Inc. (A)	28,812	1,246,984
Union Pacific Corp.	8,543	1,773,612

		5,804,175

Health Care Equipment & Supplies - 1.5%
Baxter International, Inc.	27,955	906,581
Becton Dickinson & Co.	5,052	1,277,044
Boston Scientific Corp. (A)	89,070	4,559,493
Dexcom, Inc. (A)	6,899	612,838

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Health Care Equipment & Supplies (continued)
Intuitive Surgical, Inc. (A)	8,399	$ 2,202,386
Medtronic PLC	46,353	3,270,668
Stryker Corp.	10,297	2,782,455

		15,611,465

Health Care Providers & Services - 2.0%
Centene Corp. (A)	27,786	1,916,679
CVS Health Corp.	13,322	919,351
Elevance Health, Inc.	6,700	3,015,603
Humana, Inc.	3,648	1,910,421
McKesson Corp.	2,820	1,284,115
UnitedHealth Group, Inc.	21,693	11,617,903

		20,664,072

Health Care REITs - 0.2%
Ventas, Inc.	52,800	2,241,888

Hotels, Restaurants & Leisure - 1.5%
Booking Holdings, Inc. (A)	1,519	4,237,342
Chipotle Mexican Grill, Inc. (A)	1,837	3,567,821
Domino’s Pizza, Inc.	1,420	481,366
Expedia Group, Inc. (A)	16,464	1,568,855
Marriott International, Inc., Class A	11,656	2,197,855
Royal Caribbean Cruises Ltd. (A)	14,892	1,261,799
Yum! Brands, Inc.	19,893	2,404,268

		15,719,306

Household Durables - 0.2%
Lennar Corp., Class A	6,744	719,450
Toll Brothers, Inc.	10,794	763,244
Whirlpool Corp.	2,648	276,875

		1,759,569

Household Products - 0.6%
Church & Dwight Co., Inc.	18,420	1,675,115
Procter & Gamble Co.	27,562	4,135,127

		5,810,242

Industrial Conglomerates - 0.6%
Honeywell International, Inc.	36,794	6,742,868

Industrial REITs - 0.4%
Prologis, Inc.	41,231	4,154,023

Insurance - 1.3%
Aflac, Inc.	21,696	1,694,675
Chubb Ltd.	10,262	2,202,430
Globe Life, Inc.	16,553	1,926,107
Progressive Corp.	29,055	4,593,305
Travelers Cos., Inc.	21,860	3,660,238

		14,076,755

Interactive Media & Services - 3.5%
Alphabet, Inc., Class A (A)	106,194	13,176,552
Alphabet, Inc., Class C (A)	78,188	9,796,956
Meta Platforms, Inc., Class A (A)	47,349	14,264,833

		37,238,341

IT Services - 0.7%
Accenture PLC, Class A	15,033	4,466,154
Cognizant Technology Solutions Corp., Class A	43,259	2,788,908

		7,255,062

	Shares	Value
COMMON STOCKS (continued)
Life Sciences Tools & Services - 0.7%
Danaher Corp.	19,013	$ 3,650,876
Thermo Fisher Scientific, Inc.	8,054	3,582,178

		7,233,054

Machinery - 1.1%
Deere & Co.	15,327	5,599,873
Dover Corp.	10,753	1,397,352
Otis Worldwide Corp.	42,139	3,253,552
Parker-Hannifin Corp.	3,809	1,405,178

		11,655,955

Media - 0.8%
Charter Communications, Inc., Class A (A)	7,131	2,872,367
Comcast Corp., Class A	131,982	5,449,537

		8,321,904

Metals & Mining - 0.1%
Nucor Corp.	6,525	964,330

Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	24,458	657,431
Public Service Enterprise Group, Inc.	64,110	3,952,382

		4,609,813

Oil, Gas & Consumable Fuels - 2.7%
Chevron Corp.	19,999	2,914,454
ConocoPhillips	56,264	6,684,163
Diamondback Energy, Inc.	19,090	3,060,509
EOG Resources, Inc.	37,335	4,713,544
Exxon Mobil Corp.	97,584	10,329,266
Marathon Oil Corp.	11,782	321,767

		28,023,703

Passenger Airlines - 0.1%
Delta Air Lines, Inc.	25,907	809,594

Personal Care Products - 0.2%
Kenvue, Inc.	90,048	1,674,893

Pharmaceuticals - 2.0%
Bristol-Myers Squibb Co.	93,115	4,798,216
Eli Lilly & Co.	13,312	7,373,916
Johnson & Johnson	36,653	5,437,106
Merck & Co., Inc.	30,475	3,129,783

		20,739,021

Professional Services - 0.1%
Leidos Holdings, Inc.	15,362	1,522,681

Residential REITs - 0.3%
Equity LifeStyle Properties, Inc.	17,891	1,177,228
Sun Communities, Inc.	9,034	1,004,942
UDR, Inc.	35,247	1,121,207

		3,303,377

Semiconductors & Semiconductor Equipment - 4.5%
Advanced Micro Devices, Inc. (A)	47,407	4,669,590
Analog Devices, Inc.	28,203	4,437,178
Lam Research Corp.	8,769	5,158,101
NVIDIA Corp.	48,500	19,778,300
NXP Semiconductors NV	28,664	4,942,534
Qorvo, Inc. (A)	12,315	1,076,577
Teradyne, Inc.	15,594	1,298,512
Texas Instruments, Inc.	40,773	5,790,174

		47,150,966

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Software - 6.6%
Adobe, Inc. (A)	14,270	$ 7,592,496
Cadence Design Systems, Inc. (A)	5,465	1,310,780
Intuit, Inc.	8,669	4,290,722
Microsoft Corp.	143,670	48,576,264
Oracle Corp.	28,316	2,927,874
Salesforce, Inc. (A)	11,192	2,247,689
ServiceNow, Inc. (A)	4,407	2,564,213

		69,510,038

Specialized REITs - 0.4%
Digital Realty Trust, Inc.	16,045	1,995,356
SBA Communications Corp.	9,942	2,074,200

		4,069,556

Specialty Retail - 1.5%
AutoNation, Inc. (A)	7,640	993,811
AutoZone, Inc. (A)	1,433	3,549,727
Best Buy Co., Inc.	25,895	1,730,304
Burlington Stores, Inc. (A)	7,731	935,683
Lowe’s Cos., Inc.	31,399	5,983,708
O’Reilly Automotive, Inc. (A)	968	900,666
TJX Cos., Inc.	24,589	2,165,553

		16,259,452

Technology Hardware, Storage & Peripherals - 4.5%
Apple, Inc.	265,736	45,379,737
Seagate Technology Holdings PLC	33,554	2,290,060

		47,669,797

Textiles, Apparel & Luxury Goods - 0.3%
NIKE, Inc., Class B	28,326	2,911,063

Tobacco - 0.2%
Altria Group, Inc.	18,937	760,699
Philip Morris International, Inc.	19,657	1,752,618

		2,513,317

Trading Companies & Distributors - 0.0% (B)
United Rentals, Inc.	1,213	492,806

Wireless Telecommunication Services - 0.1%
T-Mobile US, Inc. (A)	7,350	1,057,371

Total Common Stocks (Cost $362,537,607)		630,109,537

PREFERRED STOCK - 0.1%
Banks - 0.1%
Citigroup Capital XIII, 3-Month Term SOFR + 6.63%, 12.02% (C)	29,988	859,756

Total Preferred Stock (Cost $848,517)		859,756

	Principal	Value
ASSET-BACKED SECURITIES - 2.4%
321 Henderson Receivables VI LLC Series 2010-1A, Class A, 5.56%, 07/15/2059 (D)	$133,479	130,669
Accelerated LLC Series 2021-1H, Class A, 1.35%, 10/20/2040 (D)	207,700	186,890

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Avis Budget Rental Car Funding AESOP LLC Series 2023-7A, Class A, 5.90%, 08/21/2028 (D)	$ 1,115,000	$ 1,100,157
BRE Grand Islander Timeshare Issuer LLC Series 2017-1A, Class A, 2.94%, 05/25/2029 (D)	89,855	86,540
BXG Receivables Note Trust Series 2023-A, Class A, 5.77%, 11/15/2038 (D)	958,151	937,191
Chase Issuance Trust Series 2023-A1, Class A, 5.16%, 09/15/2028	990,000	979,875
CIFC Funding Ltd. Series 2013-2A, Class A1L2, 3-Month Term SOFR + 1.26%, 6.66% (C), 10/18/2030 (D)	2,381,902	2,368,768
First National Master Note Trust Series 2023-2, Class A, 5.77%, 09/17/2029	1,005,000	1,002,893
Ford Credit Auto Owner Trust Series 2019-1, Class A, 3.52%, 07/15/2030 (D)	770,000	766,133
GM Financial Consumer Automobile Receivables Trust Series 2023-1, Class A2A, 5.19%, 03/16/2026	1,000,553	996,424
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (D)	735,108	517,930
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (D)	860,139	635,510
Series 2022-1GS, Class A,
2.70%, 01/20/2049 (D)	1,122,303	862,364
Hertz Vehicle Financing III LLC Series 2023-3A, Class A, 5.94%, 02/25/2028 (D)	890,000	880,088
Hilton Grand Vacations Trust Series 2023-1A, Class A, 5.72%, 01/25/2038 (D)	821,726	815,090
ICG US CLO Ltd. Series 2014-1A, Class A1A2, 3-Month Term SOFR + 1.46%, 6.88% (C), 10/20/2034 (D)	2,200,000	2,153,897
JG Wentworth XXII LLC Series 2010-3A, Class A, 3.82%, 12/15/2048 (D)	208,150	206,201
JGWPT XXVIII LLC Series 2013-1A, Class A, 3.22%, 04/15/2067 (D)	614,554	510,171
Laurel Road Prime Student Loan Trust Series 2018-B, Class A2FX, 3.54%, 05/26/2043 (D)	16,773	16,623
MVW LLC Series 2021-1WA, Class A, 1.14%, 01/22/2041 (D)	383,307	348,296

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW Owner Trust
Series 2019-1A, Class A,
2.89%, 11/20/2036 (D)	$ 72,360	$ 69,318
Series 2023-1A, Class A,
4.93%, 10/20/2040 (D)	796,412	770,311
Octagon Investment Partners 33 Ltd. Series 2017-1A, Class A1, 3-Month Term SOFR + 1.45%, 6.87% (C), 01/20/2031 (D)	718,729	716,330
Orange Lake Timeshare Trust
Series 2016-A, Class A,
2.61%, 03/08/2029 (D)	114,904	111,209
Series 2018-A, Class A,
3.10%, 11/08/2030 (D)	21,981	21,155
Series 2018-A, Class B,
3.35%, 11/08/2030 (D)	17,984	17,302
Series 2019-A, Class A,
3.06%, 04/09/2038 (D)	165,713	159,529
Palmer Square CLO Ltd. Series 2015-2A, Class A1R2, 3-Month Term SOFR + 1.36%, 6.78% (C), 07/20/2030 (D)	1,334,911	1,330,367
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A,
1.33%, 07/20/2037 (D)	148,027	138,942
Series 2021-1A, Class A,
0.99%, 11/20/2037 (D)	461,322	430,296
Series 2023-1A, Class A,
5.20%, 01/20/2040 (D)	1,074,741	1,049,473
Series 2023-2A, Class A,
5.80%, 04/20/2040 (D)	763,054	758,154
Series 2023-3A, Class A,
6.10%, 09/20/2040 (D)	1,510,000	1,503,170
Trafigura Securitisation Finance PLC Series 2021-1A, Class A2, 1.08%, 01/15/2025 (D)	1,300,000	1,233,431
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (D)	778,215	775,914
Wellfleet CLO Ltd. Series 2016-2A, Class A1R, 3-Month Term SOFR + 1.40%, 6.82% (C), 10/20/2028 (D)	131,268	130,759

Total Asset-Backed Securities (Cost $25,921,344)		24,717,370

CORPORATE DEBT SECURITIES - 13.8%
Aerospace & Defense - 0.3%
Boeing Co.
3.50%, 03/01/2039	1,494,000	1,021,153
5.15%, 05/01/2030	872,000	818,398
HEICO Corp. 5.35%, 08/01/2033	1,138,000	1,046,900

		2,886,451

Automobile Components - 0.0% (B)
Aptiv PLC/Aptiv Corp. 3.25%, 03/01/2032	554,000	445,010

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Automobiles - 0.5%
BMW US Capital LLC 2.80%, 04/11/2026 (D)	$ 806,000	$ 756,925
Ford Motor Credit Co. LLC 3.38%, 11/13/2025	1,497,000	1,399,293
General Motors Co. 6.25%, 10/02/2043	262,000	226,182
General Motors Financial Co., Inc. 5.00%, 04/09/2027	755,000	722,288
Nissan Motor Acceptance Co. LLC 7.05%, 09/15/2028 (D)	956,000	944,905
Stellantis Finance US, Inc. 6.38%, 09/12/2032 (D) (E)	661,000	638,326
Volkswagen Group of America Finance LLC 1.63%, 11/24/2027 (D)	644,000	542,097

		5,230,016

Banks - 2.3%
Bank of America Corp. Fixed until 04/25/2033, 5.29% (C), 04/25/2034	3,095,000	2,802,511
Barclays PLC Fixed until 11/02/2025, 7.33% (C), 11/02/2026	1,291,000	1,305,864
Citigroup, Inc. Fixed until 05/25/2033, 6.17% (C), 05/25/2034	862,000	802,954
Deutsche Bank AG
Fixed until 11/26/2024, 3.96% (C), 11/26/2025	427,000	411,866
Fixed until 11/10/2032, 7.08% (C), 02/10/2034	907,000	800,563
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (C), 07/27/2029	247,000	239,476
Goldman Sachs Group, Inc. Fixed until 10/21/2031, 2.65% (C), 10/21/2032	1,288,000	971,152
ING Groep NV Fixed until 09/11/2033, 6.11% (C), 09/11/2034	1,305,000	1,225,484
Intesa Sanpaolo SpA
5.02%, 06/26/2024 (D)	420,000	411,594
Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (D)	1,667,000	1,629,378
JPMorgan Chase & Co.
Fixed until 04/22/2026, 1.58% (C), 04/22/2027	1,512,000	1,348,854
Fixed until 06/01/2033, 5.35% (C), 06/01/2034	1,350,000	1,249,430
Fixed until 09/14/2032, 5.72% (C), 09/14/2033	1,013,000	951,261
Morgan Stanley
Fixed until 07/21/2033, 5.42% (C), 07/21/2034	790,000	723,192
Fixed until 10/18/2032, 6.34% (C), 10/18/2033	791,000	776,573
PNC Financial Services Group, Inc.
Fixed until 08/18/2033, 5.94% (C), 08/18/2034	828,000	773,326
Fixed until 10/20/2033, 6.88% (C), 10/20/2034	945,000	945,889

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Truist Financial Corp.
Fixed until 01/26/2033, 5.12% (C), 01/26/2034	$ 826,000	$ 710,250
Fixed until 06/08/2033, 5.87% (C), 06/08/2034	448,000	407,882
Fixed until 10/28/2032, 6.12% (C), 10/28/2033	476,000	441,639
Fixed until 10/30/2028, 7.16% (C), 10/30/2029	422,000	424,601
UBS Group AG
Fixed until 09/11/2024, 2.59% (C), 09/11/2025 (D)	772,000	744,485
Fixed until 08/12/2032, 6.54% (C), 08/12/2033 (D)	1,477,000	1,421,744
US Bancorp Fixed until 06/10/2033, 5.84% (C), 06/12/2034	1,170,000	1,080,401
Wells Fargo & Co.
Fixed until 07/25/2033, 5.56% (C), 07/25/2034	1,185,000	1,087,467
Fixed until 06/15/2024 (F), 5.90% (C)	513,000	504,178

		24,192,014

Beverages - 0.2%
Anheuser-Busch InBev Worldwide, Inc. 4.44%, 10/06/2048	888,000	691,589
Constellation Brands, Inc.
3.15%, 08/01/2029	575,000	496,855
3.70%, 12/06/2026	152,000	142,706
Diageo Capital PLC 5.50%, 01/24/2033	471,000	460,177

		1,791,327

Biotechnology - 0.2%
Amgen, Inc.
2.80%, 08/15/2041	525,000	326,444
5.60%, 03/02/2043	473,000	423,793
CSL Finance PLC 4.63%, 04/27/2042 (D)	513,000	423,930
Gilead Sciences, Inc. 4.15%, 03/01/2047	177,000	131,188
Royalty Pharma PLC 2.20%, 09/02/2030	683,000	522,286

		1,827,641

Building Products - 0.1%
Lowe’s Cos., Inc. 3.75%, 04/01/2032	836,000	702,808

Capital Markets - 0.1%
Charles Schwab Corp. Fixed until 05/19/2033, 5.85% (C), 05/19/2034	1,449,000	1,331,845

Chemicals - 0.1%
Celanese US Holdings LLC 6.70%, 11/15/2033	642,000	610,851
FMC Corp. 5.65%, 05/18/2033	476,000	420,695
Nutrien Ltd. 4.90%, 03/27/2028	514,000	492,648

		1,524,194

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Commercial Services & Supplies - 0.7%
ADT Security Corp. 4.13%, 08/01/2029 (D)	$ 793,000	$ 680,117
Ashtead Capital, Inc.
4.25%, 11/01/2029 (D)	414,000	361,122
5.55%, 05/30/2033 (D)	628,000	564,007
Carlisle Cos., Inc.
2.20%, 03/01/2032	784,000	574,503
3.75%, 12/01/2027	610,000	559,801
Element Fleet Management Corp. 6.27%, 06/26/2026 (D)	1,327,000	1,319,339
General Electric Co.
4.13%, 10/09/2042	494,000	364,974
4.50%, 03/11/2044	826,000	658,808
Quanta Services, Inc. 2.90%, 10/01/2030	499,000	393,663
Republic Services, Inc. 5.00%, 04/01/2034	685,000	629,023
Triton Container International Ltd./TAL International Container Corp. 3.25%, 03/15/2032	1,623,000	1,172,664

		7,278,021

Consumer Staples Distribution & Retail - 0.2%
7-Eleven, Inc. 1.80%, 02/10/2031 (D)	1,001,000	745,264
Sysco Corp. 3.30%, 07/15/2026	945,000	883,348

		1,628,612

Containers & Packaging - 0.1%
Sonoco Products Co. 2.25%, 02/01/2027	665,000	586,465

Distributors - 0.0% (B)
LKQ Corp. 6.25%, 06/15/2033 (G)	475,000	444,401

Diversified REITs - 0.9%
American Tower Trust #1 3.65%, 03/15/2048 (D)	508,000	462,047
Broadstone Net Lease LLC 2.60%, 09/15/2031	1,152,000	800,627
Kimco Realty OP LLC 6.40%, 03/01/2034	726,000	715,720
SBA Tower Trust
1.63%, 05/15/2051 (D)	2,058,000	1,781,321
1.88%, 07/15/2050 (D)	746,000	676,149
2.84%, 01/15/2050 (D)	2,715,000	2,592,361
VICI Properties LP 4.95%, 02/15/2030	1,256,000	1,119,699
Weyerhaeuser Co. 4.00%, 04/15/2030	1,001,000	877,023

		9,024,947

Diversified Telecommunication Services - 0.2%
Sprint Capital Corp. 6.88%, 11/15/2028	135,000	138,194
Verizon Communications, Inc.
1.68%, 10/30/2030	976,000	728,949
2.99%, 10/30/2056	1,656,000	877,601

		1,744,744

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.6%
Appalachian Power Co. 3.40%, 06/01/2025	$ 736,000	$ 707,231
Black Hills Corp. 4.25%, 11/30/2023	587,000	585,736
Cleveland Electric Illuminating Co. 5.95%, 12/15/2036	117,000	107,935
CMS Energy Corp.
3.88%, 03/01/2024	65,000	64,526
4.88%, 03/01/2044	141,000	115,541
DTE Electric Co. 4.30%, 07/01/2044	1,430,000	1,094,355
Duke Energy Corp. 3.75%, 04/15/2024 - 09/01/2046	1,717,000	1,327,127
Duke Energy Progress LLC 3.60%, 09/15/2047	1,237,000	811,398
Entergy Arkansas LLC 3.70%, 06/01/2024	192,000	189,305
Oncor Electric Delivery Co. LLC 5.30%, 06/01/2042	70,000	63,732
Pacific Gas & Electric Co. 2.50%, 02/01/2031	611,000	453,683
PacifiCorp 3.60%, 04/01/2024	833,000	824,991
Public Service Electric & Gas Co. 3.00%, 05/15/2025	424,000	407,889

		6,753,449

Electronic Equipment, Instruments & Components - 0.2%
Arrow Electronics, Inc. 2.95%, 02/15/2032	886,000	672,433
Keysight Technologies, Inc. 4.60%, 04/06/2027	724,000	690,762
Sensata Technologies BV 4.00%, 04/15/2029 (D)	200,000	170,108
Sensata Technologies, Inc. 4.38%, 02/15/2030 (D)	403,000	340,624
Trimble, Inc. 6.10%, 03/15/2033	722,000	690,754

		2,564,681

Energy Equipment & Services - 0.1%
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (D)	1,207,000	1,113,116
Schlumberger Investment SA 3.65%, 12/01/2023	98,000	97,815

		1,210,931

Financial Services - 0.5%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45%, 04/03/2026	1,120,000	1,071,100
Aviation Capital Group LLC
1.95%, 01/30/2026 (D)	677,000	608,746
5.50%, 12/15/2024 (D)	1,296,000	1,275,234
Avolon Holdings Funding Ltd.
2.88%, 02/15/2025 (D)	969,000	915,782
5.50%, 01/15/2026 (D)	1,240,000	1,193,820

		5,064,682

Food Products - 0.2%
Bunge Ltd. Finance Corp. 2.75%, 05/14/2031	957,000	759,044

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Food Products (continued)
Cargill, Inc. 5.13%, 10/11/2032 (D)	$ 527,000	$ 499,634
J M Smucker Co. 6.50%, 11/15/2043	437,000	416,021
Viterra Finance BV 4.90%, 04/21/2027 (D)	878,000	836,353

		2,511,052

Health Care Equipment & Supplies - 0.1%
Alcon Finance Corp.
2.75%, 09/23/2026 (D)	600,000	549,030
5.75%, 12/06/2052 (D)	200,000	181,401
GE HealthCare Technologies, Inc. 5.86%, 03/15/2030	412,000	402,916

		1,133,347

Health Care Providers & Services - 0.6%
Centene Corp.
3.00%, 10/15/2030	875,000	692,279
3.38%, 02/15/2030	510,000	421,735
Cigna Group 2.40%, 03/15/2030	862,000	696,546
CVS Health Corp.
2.70%, 08/21/2040	858,000	522,179
5.25%, 01/30/2031	323,000	304,400
Elevance Health, Inc.
2.25%, 05/15/2030	721,000	575,953
5.13%, 02/15/2053	496,000	414,259
HCA, Inc.
4.13%, 06/15/2029	520,000	461,873
4.63%, 03/15/2052	698,000	488,961
5.25%, 04/15/2025	230,000	226,754
Laboratory Corp. of America Holdings 2.95%, 12/01/2029	532,000	449,275
Molina Healthcare, Inc. 4.38%, 06/15/2028 (D)	362,000	322,165
UnitedHealth Group, Inc. 5.20%, 04/15/2063	769,000	647,034

		6,223,413

Health Care REITs - 0.1%
Physicians Realty LP 2.63%, 11/01/2031	951,000	699,990
Ventas Realty LP 3.25%, 10/15/2026	930,000	853,384

		1,553,374

Hotels, Restaurants & Leisure - 0.1%
Hyatt Hotels Corp. 1.80%, 10/01/2024	417,000	401,143
Warnermedia Holdings, Inc. 5.05%, 03/15/2042	1,176,000	875,611

		1,276,754

Household Durables - 0.0% (B)
Mohawk Industries, Inc. 5.85%, 09/18/2028	482,000	474,089

Industrial Conglomerates - 0.1%
Veralto Corp. 5.45%, 09/18/2033 (D)	728,000	680,918

Insurance - 0.6%
Aon Corp./Aon Global Holdings PLC 5.00%, 09/12/2032	1,133,000	1,029,707

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Insurance (continued)
Constellation Insurance, Inc. 6.80%, 01/24/2030 (D)	$ 1,642,000	$ 1,406,917
Equitable Holdings, Inc. 5.59%, 01/11/2033	1,284,000	1,184,727
Global Atlantic Finance Co. 7.95%, 06/15/2033 (D)	1,299,000	1,210,672
Muenchener Rueckversicherungs-Gesellschaft AG Fixed until 11/23/2031, 5.88% (C), 05/23/2042 (D)	600,000	567,931
Prudential Financial, Inc. Fixed until 07/01/2030, 3.70% (C), 10/01/2050	977,000	769,702

		6,169,656

Interactive Media & Services - 0.3%
Baidu, Inc. 4.38%, 05/14/2024	1,990,000	1,973,503
Meta Platforms, Inc. 4.80%, 05/15/2030	775,000	748,296
Tencent Holdings Ltd. 3.28%, 04/11/2024 (D)	742,000	733,343

		3,455,142

Internet & Catalog Retail - 0.0% (B)
Expedia Group, Inc. 2.95%, 03/15/2031	57,000	44,859

Machinery - 0.2%
CNH Industrial Capital LLC 4.55%, 04/10/2028	710,000	667,621
Huntington Ingalls Industries, Inc. 2.04%, 08/16/2028	1,103,000	918,986

		1,586,607

Media - 0.2%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.80%, 03/01/2050	562,000	372,605
Clear Channel Outdoor Holdings, Inc. 5.13%, 08/15/2027 (D)	827,000	734,759
Comcast Corp. 2.94%, 11/01/2056	372,000	198,635
NBCUniversal Media LLC 4.45%, 01/15/2043	456,000	355,833
Paramount Global 4.20%, 05/19/2032 (E)	340,000	263,185

		1,925,017

Metals & Mining - 0.3%
Anglo American Capital PLC 4.50%, 03/15/2028 (D)	1,293,000	1,206,075
ArcelorMittal SA 6.55%, 11/29/2027	1,054,000	1,061,231
Glencore Funding LLC 2.63%, 09/23/2031 (D)	837,000	631,675

		2,898,981

Office REITs - 0.1%
Corporate Office Properties LP 2.25%, 03/15/2026	314,000	283,889
Highwoods Realty LP 4.13%, 03/15/2028	482,000	415,754

		699,643

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels - 1.1%
Boardwalk Pipelines LP 3.40%, 02/15/2031	$ 390,000	$ 318,766
Chevron USA, Inc. 3.25%, 10/15/2029	654,000	581,578
Energy Transfer LP
4.90%, 02/01/2024	356,000	354,739
5.15%, 02/01/2043	559,000	430,534
5.55%, 02/15/2028	445,000	432,035
5.95%, 10/01/2043	499,000	423,977
7.60%, 02/01/2024	397,000	397,161
Enterprise Products Operating LLC 4.25%, 02/15/2048	1,656,000	1,248,225
Kinder Morgan Energy Partners LP 4.15%, 02/01/2024	772,000	767,914
Occidental Petroleum Corp. 5.55%, 03/15/2026	1,184,000	1,168,099
ONEOK, Inc. 6.10%, 11/15/2032	1,043,000	1,007,163
Ovintiv, Inc. 6.25%, 07/15/2033	689,000	655,304
Petroleos Mexicanos
6.50%, 01/23/2029	385,000	309,757
6.84%, 01/23/2030	892,000	694,981
6.88%, 08/04/2026	340,000	314,568
7.69%, 01/23/2050	95,000	58,952
Plains All American Pipeline LP/PAA Finance Corp. 3.55%, 12/15/2029	637,000	541,739
Sabine Pass Liquefaction LLC 4.20%, 03/15/2028	573,000	527,514
Shell International Finance BV
2.50%, 09/12/2026	714,000	661,309
3.75%, 09/12/2046	351,000	246,962
Western Midstream Operating LP 6.15%, 04/01/2033	703,000	664,978
Williams Cos., Inc. 5.40%, 03/04/2044	97,000	80,865

		11,887,120

Passenger Airlines - 0.1%
American Airlines Pass-Through Trust 3.20%, 12/15/2029	535,688	472,481
United Airlines Pass-Through Trust 3.75%, 03/03/2028	532,308	496,431

		968,912

Personal Care Products - 0.1%
Haleon US Capital LLC 3.38%, 03/24/2027	448,000	413,294
Kenvue, Inc. 5.00%, 03/22/2030 (G)	1,149,000	1,107,275

		1,520,569

Pharmaceuticals - 0.4%
AbbVie, Inc.
3.20%, 05/14/2026	403,000	379,950
4.05%, 11/21/2039	733,000	575,317
Bayer US Finance II LLC 4.38%, 12/15/2028 (D)	716,000	656,449

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co. 6.40%, 11/15/2063 (H)	$ 610,000	$ 608,152
Merck & Co., Inc. 5.00%, 05/17/2053	911,000	783,424
Pfizer Investment Enterprises Pte. Ltd. 5.11%, 05/19/2043	765,000	674,661
Viatris, Inc. 2.30%, 06/22/2027	425,000	364,517

		4,042,470

Professional Services - 0.2%
Equifax, Inc.
2.60%, 12/01/2024	879,000	846,824
5.10%, 12/15/2027	840,000	809,455

		1,656,279

Residential REITs - 0.1%
Invitation Homes Operating Partnership LP 4.15%, 04/15/2032	513,000	428,820
Realty Income Corp. 4.90%, 07/15/2033	750,000	668,151

		1,096,971

Retail REITs - 0.1%
Simon Property Group LP 5.50%, 03/08/2033	707,000	658,435

Semiconductors & Semiconductor Equipment - 0.6%
Advanced Micro Devices, Inc. 3.92%, 06/01/2032	1,238,000	1,086,099
Broadcom, Inc. 3.14%, 11/15/2035 (D)	911,000	644,414
Foundry JV Holdco LLC 5.88%, 01/25/2034 (D)	709,000	659,187
KLA Corp. 3.30%, 03/01/2050	730,000	463,324
Microchip Technology, Inc. 0.98%, 09/01/2024	684,000	655,406
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.25%, 11/30/2051	401,000	228,577
3.40%, 05/01/2030	656,000	551,310
QUALCOMM, Inc. 3.25%, 05/20/2050	487,000	313,063
Skyworks Solutions, Inc. 1.80%, 06/01/2026	379,000	338,207
TSMC Global Ltd. 1.38%, 09/28/2030 (D)	1,611,000	1,210,242

		6,149,829

Software - 0.5%
Crowdstrike Holdings, Inc. 3.00%, 02/15/2029	140,000	117,046
Fiserv, Inc. 5.45%, 03/02/2028	733,000	718,868
Infor, Inc. 1.75%, 07/15/2025 (D)	945,000	871,273
Intuit, Inc. 5.50%, 09/15/2053	341,000	311,877
Oracle Corp.
3.65%, 03/25/2041	601,000	411,195
6.90%, 11/09/2052	951,000	942,819

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software (continued)
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (D)	$ 763,000	$ 334,451
Take-Two Interactive Software, Inc. 3.55%, 04/14/2025	1,217,000	1,175,777
Workday, Inc. 3.50%, 04/01/2027	944,000	876,716

		5,760,022

Tobacco - 0.2%
BAT Capital Corp. 6.42%, 08/02/2033	1,076,000	1,017,687
Philip Morris International, Inc. 5.63%, 11/17/2029	807,000	790,229

		1,807,916

Transportation Infrastructure - 0.1%
GXO Logistics, Inc. 2.65%, 07/15/2031	1,760,000	1,308,187

Wireless Telecommunication Services - 0.1%
America Movil SAB de CV 4.38%, 07/16/2042	300,000	232,357
T-Mobile USA, Inc.
3.50%, 04/15/2031	830,000	689,067
3.88%, 04/15/2030	684,000	596,495

		1,517,919

Total Corporate Debt Securities (Cost $165,648,327)		145,239,720

FOREIGN GOVERNMENT OBLIGATIONS - 0.3%
Brazil - 0.0% (B)
Brazil Government International Bonds 4.25%, 01/07/2025	330,000	322,956

Chile - 0.0% (B)
Chile Government International Bonds 3.50%, 01/25/2050	400,000	252,279

Colombia - 0.1%
Colombia Government International Bonds 3.13%, 04/15/2031	455,000	336,728

Indonesia - 0.1%
Indonesia Government International Bonds 4.75%, 01/08/2026 (D)	1,035,000	1,014,289

Mexico - 0.1%
Mexico Government International Bonds 3.75%, 01/11/2028	1,126,000	1,037,798

Panama - 0.0% (B)
Panama Government International Bonds 3.88%, 03/17/2028	315,000	282,973

Total Foreign Government Obligations (Cost $3,547,834)		3,247,023

MORTGAGE-BACKED SECURITIES - 2.4%
BB-UBS Trust Series 2012-TFT, Class A, 2.89%, 06/05/2030 (D)	403,791	359,757
BB-UBS Trust, Interest Only STRIPS Series 2012-SHOW, Class XA, 0.60% (C), 11/05/2036 (D)	3,045,000	14,589

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CIM Trust Series 2021-R6, Class A1, 1.43% (C), 07/25/2061 (D)	$ 1,600,738	$ 1,339,705
Citigroup Commercial Mortgage Trust
Series 2014-GC19, Class A4,
4.02%, 03/11/2047	172,545	171,899
Series 2015-GC27, Class B,
3.77%, 02/10/2048	1,250,000	1,167,644
Citigroup Mortgage Loan Trust, Inc. Series 2018-RP1, Class A1, 3.00% (C), 09/25/2064 (D)	145,931	138,541
COMM Mortgage Trust
Series 2014-UBS2, Class A5,
3.96%, 03/10/2047	2,140,450	2,129,181
Series 2015-3BP, Class A,
3.18%, 02/10/2035 (D)	3,050,000	2,870,638
CSMC Trust
Series 2021-RPL2, Class A1A,
1.11% (C), 01/25/2060 (D)	1,379,490	1,082,486
Series 2021-RPL6, Class A1,
2.00% (C), 10/25/2060 (D)	1,111,932	943,142
Fontainebleau Miami Beach Trust Series 2019-FBLU, Class B, 3.45%, 12/10/2036 (D)	1,250,000	1,193,839
Houston Galleria Mall Trust Series 2015-HGLR, Class A1A2, 3.09%, 03/05/2037 (D)	700,000	657,303
MetLife Securitization Trust Series 2019-1A, Class A1A, 3.75% (C), 04/25/2058 (D)	57,149	54,412
Nationstar Mortgage Loan Trust Series 2013-A, Class A, 3.75% (C), 12/25/2052 (D)	73,697	65,984
New Residential Mortgage Loan Trust
Series 2014-1A, Class A,
3.75% (C), 01/25/2054 (D)	38,272	35,066
Series 2014-2A, Class A3,
3.75% (C), 05/25/2054 (D)	93,696	84,399
Series 2014-3A, Class AFX3,
3.75% (C), 11/25/2054 (D)	72,459	64,424
Series 2015-2A, Class A1,
3.75% (C), 08/25/2055 (D)	160,053	144,605
Series 2016-2A, Class A1,
3.75% (C), 11/26/2035 (D)	105,509	96,633
Series 2016-3A, Class A1B,
3.25% (C), 09/25/2056 (D)	114,967	101,388
Series 2016-4A, Class A1,
3.75% (C), 11/25/2056 (D)	144,997	130,474
Series 2017-1A, Class A1,
4.00% (C), 02/25/2057 (D)	320,865	293,797
Series 2017-2A, Class A3,
4.00% (C), 03/25/2057 (D)	725,903	662,678
Series 2017-3A, Class A1,
4.00% (C), 04/25/2057 (D)	455,902	417,352
Series 2017-4A, Class A1,
4.00% (C), 05/25/2057 (D)	335,193	301,544
Series 2018-1A, Class A1A,
4.00% (C), 12/25/2057 (D)	166,464	153,465

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
New Residential Mortgage Loan Trust (continued)
Series 2018-RPL1, Class A1,
3.50% (C), 12/25/2057 (D)	$ 239,109	$ 221,381
Series 2019-4A, Class A1B,
3.50% (C), 12/25/2058 (D)	864,463	765,825
Series 2019-5A, Class A1B,
3.50% (C), 08/25/2059 (D)	754,946	679,904
OBX Trust Series 2023-NQM4, Class A1, 6.11% (C), 03/25/2063 (D)	806,520	793,409
One Market Plaza Trust Series 2017-1MKT, Class A, 3.61%, 02/10/2032 (D)	938,000	853,580
Towd Point Mortgage Trust
Series 2017-1, Class A1,
2.75% (C), 10/25/2056 (D)	34,702	34,363
Series 2017-2, Class A1,
2.75% (C), 04/25/2057 (D)	17,242	17,147
Series 2017-3, Class A1,
2.75% (C), 07/25/2057 (D)	47,840	46,713
Series 2017-4, Class A1,
2.75% (C), 06/25/2057 (D)	365,495	344,342
Series 2017-6, Class A1,
2.75% (C), 10/25/2057 (D)	190,079	180,110
Series 2018-1, Class A1,
3.00% (C), 01/25/2058 (D)	236,900	227,345
Series 2018-3, Class A1,
3.75% (C), 05/25/2058 (D)	566,072	533,568
Series 2018-4, Class A1,
3.00% (C), 06/25/2058 (D)	1,201,778	1,078,547
Series 2019-1, Class A1,
3.75% (C), 03/25/2058 (D)	648,514	599,118
Series 2020-4, Class A1,
1.75%, 10/25/2060 (D)	970,418	829,378
Series 2021-1, Class A1,
2.25% (C), 11/25/2061 (D)	1,866,441	1,647,123
Series 2023-1, Class A1,
3.75%, 01/25/2063 (D)	1,341,011	1,213,094
UBS-BAMLL Trust Series 2012-WRM, Class A, 3.66%, 06/10/2030 (D)	17,746	16,297

Total Mortgage-Backed Securities (Cost $27,771,434)		24,756,189

U.S. GOVERNMENT AGENCY OBLIGATIONS - 10.2%
Federal Home Loan Mortgage Corp.
5.00%, 08/01/2035	94,498	91,149
5.50%, 06/01/2041	40,909	40,255
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
1.38%, 06/25/2030	2,547,000	1,964,983
2.81%, 01/25/2025	1,729,374	1,671,775
2.89%, 06/25/2027	157,767	155,183
3.01%, 07/25/2025	2,408,000	2,311,340
3.06% (C), 08/25/2024	1,549,295	1,516,010
3.49%, 01/25/2024	956,339	951,401

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

U.S. GOVERNMENT AGENCY OBLIGATIONS (continued)
Federal National Mortgage Association
3.50%, 07/01/2028 - 11/01/2028	$ 93,297	$ 89,097
1-Year RFUCC Treasury + 1.52%, 3.84% (C), 02/01/2043	15,700	15,287
4.00%, 04/01/2026 - 06/01/2042	30,774	27,671
4.50%, 02/01/2025 - 08/01/2052	2,070,539	1,854,611
5.00%, 04/01/2039 - 04/01/2053	6,328,364	5,854,130
5.50%, 10/01/2036 - 03/01/2053	2,490,043	2,376,079
6.00%, 08/01/2036 - 06/01/2041	509,573	511,063
6.50%, 05/01/2040	46,445	47,141
Government National Mortgage Association REMICS, Interest Only STRIPS Series 2012-120, 0.64% (C), 02/16/2053	220,502	3,451
Tennessee Valley Authority 5.88%, 04/01/2036	774,000	805,208
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2038 - 11/01/2053 (H)	11,400,000	8,937,401
2.50%, 11/01/2038 - 11/01/2053 (H)	25,169,000	19,726,283
3.00%, 11/01/2038 - 11/01/2053 (H)	20,597,000	16,730,136
3.50%, 11/01/2038 - 11/01/2053 (H)	16,319,000	13,852,718
4.00%, 11/01/2053 (H)	8,632,000	7,465,605
4.50%, 11/01/2053 (H)	7,917,000	7,078,070
5.50%, 11/01/2053 (H)	10,131,000	9,615,647
6.00%, 11/01/2053 (H)	3,309,000	3,220,382

Total U.S. Government Agency Obligations (Cost $110,227,136)		106,912,076

U.S. GOVERNMENT OBLIGATIONS - 8.8%
U.S. Treasury - 8.0%
U.S. Treasury Bonds
1.25%, 05/15/2050	3,216,000	1,428,482
1.88%, 02/15/2051 - 11/15/2051	4,902,000	2,587,154
2.00%, 02/15/2050	1,799,000	993,385
2.25%, 08/15/2046 - 02/15/2052	4,330,000	2,560,565
2.38%, 02/15/2042 - 05/15/2051	4,411,000	2,859,516
2.50%, 02/15/2045 - 05/15/2046	7,240,000	4,662,524
2.75%, 08/15/2042 - 11/15/2047	4,932,900	3,376,139
2.88%, 08/15/2045 - 05/15/2049	2,261,600	1,547,738
3.00%, 05/15/2042 - 08/15/2052	3,912,300	2,720,421
3.13%, 02/15/2042 - 05/15/2048	3,070,600	2,299,624
3.63%, 02/15/2044 - 05/15/2053	4,782,400	3,782,681
3.88%, 02/15/2043	730,000	610,234
4.00%, 11/15/2052	914,000	769,509
4.13%, 08/15/2053	443,000	381,880
5.25%, 02/15/2029	780,000	792,766
U.S. Treasury Notes
0.63%, 05/15/2030 - 08/15/2030	8,552,000	6,495,081
0.88%, 06/30/2026	435,200	392,020
1.13%, 02/15/2031	1,272,000	986,545
1.38%, 11/15/2031	2,059,000	1,583,821
1.50%, 01/31/2027 - 02/15/2030	3,789,100	3,194,898
1.63%, 05/15/2026 - 05/15/2031	12,218,600	10,129,181
1.88%, 02/15/2032	1,897,800	1,511,568
2.25%, 11/15/2025 - 11/15/2027	1,853,600	1,712,349
2.50%, 05/31/2024	367,000	360,692
2.63%, 02/15/2029	653,500	585,597
2.75%, 05/15/2025 - 02/15/2028	3,602,000	3,332,928

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes (continued)
2.88%, 05/15/2028 - 05/15/2032	$ 7,658,600	$ 6,888,117
3.38%, 05/15/2033	2,412,300	2,138,278
3.50%, 01/31/2028 - 02/15/2033	5,454,000	5,118,655
3.63%, 05/31/2028	4,552,000	4,330,446
3.88%, 11/30/2027 - 08/15/2033	1,261,100	1,206,645
4.13%, 09/30/2027 - 11/15/2032	2,467,200	2,345,701

		83,685,140

U.S. Treasury Inflation-Protected Securities - 0.8%
U.S. Treasury Inflation-Protected Indexed Bonds
0.25%, 02/15/2050	2,342,706	1,312,144
1.75%, 01/15/2028	1,099,005	1,062,472
2.50%, 01/15/2029	3,954,310	3,951,645
U.S. Treasury Inflation-Protected Indexed Notes 0.13%, 07/15/2030	3,024,430	2,596,255

		8,922,516

Total U.S. Government Obligations (Cost $113,660,431)		92,607,656

COMMERCIAL PAPER - 7.9%
Banks - 4.0%
Australia & New Zealand Banking Group Ltd. 5.80% (I), 01/08/2024 (D)	4,000,000	3,958,861
Bedford Row Funding Corp. 5.78% (I), 01/09/2024 (D)	4,500,000	4,452,225
DNB Bank ASA 5.86% (I), 04/23/2024 (D)	4,200,000	4,085,728
Lloyds Bank PLC 5.85% (I), 01/29/2024	4,800,000	4,733,520
Mackinac Funding Co. LLC 5.86% (I), 03/07/2024 (D)	3,344,000	3,277,172
Macquarie Bank Ltd. 5.86% (I), 02/12/2024 - 03/01/2024 (D)	4,250,000	4,177,169
National Bank of Canada 5.86% (I), 02/01/2024 (D)	4,750,000	4,682,444
Nordea Bank Abp 5.80% (I), 03/05/2024 (D)	4,250,000	4,169,032
Skandinaviska Enskilda Banken AB 5.71% (I), 12/13/2023 (D)	3,050,000	3,030,844
Standard Chartered Bank 5.87% (I), 03/07/2024 (D)	2,560,000	2,509,978
Svenska Handelsbanken AB 5.85% (I), 01/24/2024 (D)	3,000,000	2,961,829

		42,038,802

Financial Services - 3.2%
Alinghi Funding Co. LLC 5.92% (I), 04/10/2024 (D)	4,235,000	4,125,991
Anglesea Funding LLC 5.84% (I), 01/29/2024 (D)	4,250,000	4,191,031
Britannia Funding Co. LLC 5.90% (I), 02/07/2024 (D)	2,500,000	2,461,624
Fairway Finance Co. LLC 5.46% (I), 11/10/2023 (D)	4,250,000	4,243,699

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

COMMERCIAL PAPER (continued)
Financial Services (continued)
GTA Funding LLC 5.84% (I), 02/21/2024 (D)	$ 4,250,000	$ 4,175,615
LMA-Americas LLC 5.82% (I), 02/16/2024 (D)	4,500,000	4,424,481
Ridgefield Funding Co. LLC 5.82% (I), 02/06/2024 (D)	5,000,000	4,924,313
Thunder Bay Funding LLC 5.47% (I), 11/15/2023 (D)	1,500,000	1,496,656
Victory Receivables Corp. 5.50% (I), 11/07/2023 (D)	3,710,000	3,706,148

		33,749,558

Health Care Providers & Services - 0.4%
Columbia Funding Co. LLC 5.84% (I), 03/05/2024 (D)	4,750,000	4,656,434

Software - 0.3%
Manhattan Asset Funding Co. LLC 5.75% (I), 01/09/2024 (D)	2,800,000	2,770,074

Total Commercial Paper (Cost $83,218,561)		83,214,868

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.2%
U.S. Treasury Bills
5.41% (I), 11/02/2023	1,347,000	1,346,803
5.45% (I), 12/14/2023	3,540,000	3,517,629
5.46% (I), 12/07/2023	4,583,000	4,558,836
5.48% (I), 01/18/2024	2,967,000	2,932,871

Total Short-Term U.S. Government Obligations (Cost $12,355,771)		12,356,139

	Shares	Value
OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (I)	650,535	$ 650,535

Total Other Investment Company (Cost $650,535)		650,535

	Principal	Value
REPURCHASE AGREEMENT - 0.9%
Fixed Income Clearing Corp., 2.50% (I), dated 10/31/2023, to be repurchased at $9,991,366 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.63% - 5.00%, due 10/31/2025 - 01/15/2026, and with a total value of $10,190,634.	$9,990,672	9,990,672

Total Repurchase Agreement (Cost $9,990,672)		9,990,672

Total Investments (Cost $916,378,169)		1,134,661,541
Net Other Assets (Liabilities) - (8.1)%		(85,005,011)

Net Assets - 100.0%		$1,049,656,530

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
S&P 500® E-Mini Index	32	12/15/2023	$7,015,493	$6,739,600	$—	$(275,893)

INVESTMENT VALUATION:

Valuation Inputs (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$630,109,537	$—	$—	$630,109,537
Preferred Stock	859,756	—	—	859,756
Asset-Backed Securities	—	24,717,370	—	24,717,370
Corporate Debt Securities	—	145,239,720	—	145,239,720
Foreign Government Obligations	—	3,247,023	—	3,247,023
Mortgage-Backed Securities	—	24,756,189	—	24,756,189
U.S. Government Agency Obligations	—	106,912,076	—	106,912,076
U.S. Government Obligations	—	92,607,656	—	92,607,656
Commercial Paper	—	83,214,868	—	83,214,868
Short-Term U.S. Government Obligations	—	12,356,139	—	12,356,139
Other Investment Company	650,535	—	—	650,535
Repurchase Agreement	—	9,990,672	—	9,990,672

Total Investments	$631,619,828	$503,041,713	$—	$1,134,661,541

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION (continued):

Valuation Inputs (continued) (J)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value

LIABILITIES
Other Financial Instruments
Futures Contracts (K)	$(275,893)	$—	$—	$(275,893)

Total Other Financial Instruments	$(275,893)	$—	$—	$(275,893)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Percentage rounds to less than 0.1% or (0.1)%.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $158,770,710, representing 15.1% of the Fund’s net assets.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $636,911, collateralized by cash collateral of $650,535. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	LKQ Corp. 6.25%, 06/15/2033	05/15/2023 - 05/15/2023	$471,725	$444,401	0.0	%(B)

Corporate Debt Securities	Kenvue, Inc. 5.00%, 03/22/2030	03/08/2023	1,146,321	1,107,275	0.1

Total			$1,618,046	$1,551,676	0.1%

(H)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(I)	Rates disclosed reflect the yields at October 31, 2023.
(J)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(K)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate
STRIPS	Separate Trading of Registered Interest and Principal of Securities
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $906,387,497) (including securities loaned of $636,911)	$1,124,670,869
Repurchase agreement, at value (cost $9,990,672)	9,990,672
Cash collateral pledged at broker for:
TBA commitments	1,219,351
Futures contracts	492,000
Receivables and other assets:
Investments sold	1,334,718
Net income from securities lending	431
Shares of beneficial interest sold	467,576
Dividends	400,925
Interest	2,986,239
Variation margin receivable on futures contracts	42,733
Other assets	6
Total assets	1,141,605,520

Liabilities:
Cash collateral received upon return of:
Securities on loan	650,535
Payables and other liabilities:
Investments purchased	1,091,571
When-issued, delayed-delivery, forward and TBA commitments purchased	88,502,813
Shares of beneficial interest redeemed	709,187
Due to custodian	570
Investment management fees	558,665
Distribution and service fees	258,601
Transfer agent fees	78,122
Trustee and CCO fees	301
Audit and tax fees	38,097
Custody fees	22,995
Legal fees	12,160
Printing and shareholder reports fees	13,361
Registration fees	265
Other accrued expenses	11,747
Total liabilities	91,948,990
Net assets	$1,049,656,530

Net assets consist of:
Paid-in capital	$805,235,373
Total distributable earnings (accumulated losses)	244,421,157
Net assets	$1,049,656,530

Net assets by class:
Class A	$588,882,902
Class C	142,279,306
Class I	289,775,770
Class R	826,203
Class R6	27,892,349
Shares outstanding (unlimited shares, no par value):
Class A	19,998,280
Class C	4,951,328
Class I	9,783,640
Class R	28,047
Class R6	941,459
Net asset value per share: (A)
Class A	$29.45
Class C	28.74
Class I	29.62
Class R	29.46
Class R6	29.63
Maximum offering price per share: (B)
Class A	$31.16

(A)	Net asset value per share for Class C, I, R and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$10,208,950
Interest income	17,155,853
Net income from securities lending	16,415
Withholding taxes on foreign income	(19,855)
Total investment income	27,361,363

Expenses:
Investment management fees	6,568,758
Distribution and service fees:
Class A	1,505,201
Class C	1,596,739
Class R	1,985
Transfer agent fees:
Class A	460,468
Class C	129,461
Class I	327,056
Class R	32
Class R6	2,025
Trustee and CCO fees	45,677
Audit and tax fees	51,018
Custody fees	180,252
Legal fees	70,141
Printing and shareholder reports fees	67,728
Registration fees	90,885
Other	93,173
Total expenses before waiver and/or reimbursement and recapture	11,190,599
Expenses waived and/or reimbursed:
Class A	(1,327)
Class C	(130)
Class R	(11)
Net expenses	11,189,131

Net investment income (loss)	16,172,232

Net realized gain (loss) on:
Investments	29,619,899
Futures contracts	939,739
Net realized gain (loss)	30,559,638

Net change in unrealized appreciation (depreciation) on:
Investments	29,075,851
Futures contracts	(697,656)
Net change in unrealized appreciation (depreciation)	28,378,195
Net realized and change in unrealized gain (loss)	58,937,833
Net increase (decrease) in net assets resulting from operations	$75,110,065

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$16,172,232	$10,708,395
Net realized gain (loss)	30,559,638	20,978,237
Net change in unrealized appreciation (depreciation)	28,378,195	(240,341,681)
Net increase (decrease) in net assets resulting from operations	75,110,065	(208,655,049)

Dividends and/or distributions to shareholders:
Class A	(20,243,459)	(48,548,146)
Class C	(4,507,668)	(14,490,465)
Class I	(11,155,856)	(29,331,791)
Class R (A)	(10,163)	(48)
Class R6	(958,179)	(1,982,075)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(36,875,325)	(94,352,525)

Capital share transactions:
Proceeds from shares sold:
Class A	33,215,293	40,457,618
Class C	12,778,531	25,256,187
Class I	82,966,416	91,681,442
Class R (A)	842,457	112,116
Class R6	6,104,981	3,974,683
135,907,678	161,482,046
Dividends and/or distributions reinvested:
Class A	19,817,282	47,601,970
Class C	4,347,275	14,014,561
Class I	10,088,541	26,772,280
Class R (A)	10,163	48
Class R6	903,479	1,873,805
35,166,740	90,262,664
Cost of shares redeemed:
Class A	(84,922,346)	(99,106,398)
Class C	(26,188,835)	(38,557,118)
Class I	(140,440,771)	(103,907,761)
Class R (A)	(135,968)	(119)
Class R6	(3,873,562)	(6,401,776)
(255,561,482)	(247,973,172)
Automatic conversions:
Class A	22,955,744	19,346,828
Class C	(22,955,744)	(19,346,828)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(84,487,064)	3,771,538
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	7,725	(B)
Class C	—	1,866	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	460,193	(C)
—	469,784
Net increase (decrease) in net assets	(46,252,324)	(298,766,252)

Net assets:
Beginning of year	1,095,908,854	1,394,675,106
End of year	$1,049,656,530	$1,095,908,854

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,103,759	1,258,892
Class C	437,967	783,787
Class I	2,770,645	2,767,365
Class R (A)	28,276	3,976
Class R6	203,212	126,433
	4,543,859	4,940,453
Shares reinvested:
Class A	684,674	1,414,528
Class C	154,913	421,880
Class I	346,413	795,462
Class R (A)	345	2
Class R6	30,925	55,634
	1,217,270	2,687,506
Shares redeemed:
Class A	(2,848,075)	(3,132,426)
Class C	(904,254)	(1,240,882)
Class I	(4,689,104)	(3,284,300)
Class R (A)	(4,548)	(4)
Class R6	(129,405)	(194,910)
	(8,575,386)	(7,852,522)
Automatic conversions:
Class A	768,264	607,735
Class C	(787,488)	(622,637)
	(19,224)	(14,902)
Net increase (decrease) in shares outstanding:
Class A	(291,378)	148,729
Class C	(1,098,862)	(657,852)
Class I	(1,572,046)	278,527
Class R (A)	24,073	3,974
Class R6	104,732	(12,843)
	(2,833,481)	(239,465)

(A)	Commenced operations on March 1, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$28.49		$36.04		$30.23	$28.66	$27.54

Investment operations:
Net investment income (loss) (A)	0.45		0.29		0.22	0.28	0.36
Net realized and unrealized gain (loss)	1.52		(5.41)		7.06	2.44	2.79
Total investment operations	1.97		(5.12)		7.28	2.72	3.15
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.45)		(0.27)		(0.22)	(0.30)	(0.37)
Net realized gains	(0.56)		(2.16)		(1.25)	(0.85)	(1.66)
Total dividends and/or distributions to shareholders	(1.01)		(2.43)		(1.47)	(1.15)	(2.03)

Net asset value, end of year	$29.45		$28.49		$36.04	$30.23	$28.66
Total return (D)	7.02%		(15.21	)%(C)	24.80%	9.76%	12.53%

Ratio and supplemental data:
Net assets end of year (000’s)	$588,884		$578,116		$725,936	$572,827	$558,639
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.98%		0.96%		0.94%	1.01%	1.04%
Including waiver and/or reimbursement and recapture	0.98	%(E)	0.96	%(E)	0.94%	1.01%	1.04%
Net investment income (loss) to average net assets	1.51%		0.90%		0.65%	0.98%	1.34%
Portfolio turnover rate	33%		34%		40%	53%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$27.82		$35.25		$29.62	$28.11	$27.04

Investment operations:
Net investment income (loss) (A)	0.22		0.04		(0.03)	0.06	0.15
Net realized and unrealized gain (loss)	1.48		(5.27)		6.92	2.39	2.75
Total investment operations	1.70		(5.23)		6.89	2.45	2.90
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.22)		(0.04)		(0.01)	(0.09)	(0.17)
Net realized gains	(0.56)		(2.16)		(1.25)	(0.85)	(1.66)
Total dividends and/or distributions to shareholders	(0.78)		(2.20)		(1.26)	(0.94)	(1.83)

Net asset value, end of year	$28.74		$27.82		$35.25	$29.62	$28.11
Total return (D)	6.21%		(15.84	)%(C)	23.88%	8.89%	11.73%

Ratio and supplemental data:
Net assets end of year (000’s)	$142,279		$168,320		$236,477	$216,561	$195,175
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.73%		1.71%		1.69%	1.76%	1.80%
Including waiver and/or reimbursement and recapture	1.73	%(E)	1.71	%(E)	1.69%	1.76%	1.80%
Net investment income (loss) to average net assets	0.75%		0.14%		(0.10)%	0.22%	0.58%
Portfolio turnover rate	33%		34%		40%	53%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$28.65	$36.24		$30.39	$28.81	$27.67

Investment operations:
Net investment income (loss) (A)	0.52	0.36		0.29	0.35	0.43
Net realized and unrealized gain (loss)	1.52	(5.45)		7.10	2.45	2.80
Total investment operations	2.04	(5.09)		7.39	2.80	3.23
Contributions from affiliate	—	0.04	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.51)	(0.38)		(0.29)	(0.37)	(0.43)
Net realized gains	(0.56)	(2.16)		(1.25)	(0.85)	(1.66)
Total dividends and/or distributions to shareholders	(1.07)	(2.54)		(1.54)	(1.22)	(2.09)

Net asset value, end of year	$29.62	$28.65		$36.24	$30.39	$28.81
Total return	7.25%	(14.93	)%(B)	25.06%	9.99%	12.79%

Ratio and supplemental data:
Net assets end of year (000’s)	$289,776	$325,378		$401,468	$296,123	$244,156
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.76%	0.74%		0.73%	0.79%	0.82%
Including waiver and/or reimbursement and recapture	0.76%	0.74%		0.73%	0.79%	0.82%
Net investment income (loss) to average net assets	1.73%	1.12%		0.85%	1.18%	1.55%
Portfolio turnover rate	33%	34%		40%	53%	41%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.11%.

For a share outstanding during the period and year indicated:	Class R
	October 31, 2023		October 31, 2022 (A)
Net asset value, beginning of period/year	$28.53		$32.40

Investment operations:
Net investment income (loss) (B)	0.40		0.16
Net realized and unrealized gain (loss)	1.52		(3.88)
Total investment operations	1.92		(3.72)
Contributions from affiliate	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.43)		(0.15)
Net realized gains	(0.56)		—
Total dividends and/or distributions to shareholders	(0.99)		(0.15)

Net asset value, end of period/year	$29.46		$28.53
Total return	6.83%		(11.47	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$826		$113
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.16%		1.29	%(D)
Including waiver and/or reimbursement and recapture	1.16	%(E)	1.03	%(D)
Net investment income (loss) to average net assets	1.34%		0.81	%(D)
Portfolio turnover rate	33%		34%

(A)	Commenced operations on March 1, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$28.66	$36.25	$30.39	$28.81	$27.67

Investment operations:
Net investment income (loss) (A)	0.55	0.39	0.32	0.37	0.44
Net realized and unrealized gain (loss)	1.52	(5.45)	7.12	2.46	2.82
Total investment operations	2.07	(5.06)	7.44	2.83	3.26
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.54)	(0.37)	(0.33)	(0.40)	(0.46)
Net realized gains	(0.56)	(2.16)	(1.25)	(0.85)	(1.66)
Total dividends and/or distributions to shareholders	(1.10)	(2.53)	(1.58)	(1.25)	(2.12)

Net asset value, end of year	$29.63	$28.66	$36.25	$30.39	$28.81
Total return	7.35%	(14.96)%	25.22%	10.11%	12.92%

Ratio and supplemental data:
Net assets end of year (000’s)	$27,892	$23,982	$30,794	$17,595	$13,458
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.66%	0.64%	0.63%	0.69%	0.71%
Including waiver and/or reimbursement and recapture	0.66%	0.64%	0.63%	0.69%	0.71%
Net investment income (loss) to average net assets	1.83%	1.22%	0.95%	1.28%	1.62%
Portfolio turnover rate	33%	34%	40%	53%	41%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Multi-Managed Balanced (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class R and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $5,986.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

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Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal

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Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be

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Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$650,535	$—	$—	$—	$650,535
Total Borrowings	$650,535	$—	$—	$—	$650,535

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$—	$—	$(275,893)	$—	$—	$(275,893)
Total	$—	$—	$(275,893)	$—	$—	$(275,893)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$120,493	$—	$819,246	$—	$—	$939,739
Total	$120,493	$—	$819,246	$—	$—	$939,739

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(124,432)	$—	$(573,224)	$—	$—	$(697,656)
Total	$(124,432)	$—	$(573,224)	$—	$—	$(697,656)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$6,903,143
Average notional value of contracts – short	(512,668)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Asset class allocation risk: The Fund’s investment performance is significantly impacted by the Fund’s asset class allocation and reallocation from time to time. These actions may be unsuccessful in maximizing return and/or avoiding investment losses. The value of your investment may decrease if the Investment Manager’s judgment about the attractiveness, value or market trends affecting a particular asset class is incorrect. The Fund’s balance between equity and debt securities limits its potential for capital appreciation relative to an all-stock fund and contributes to greater volatility relative to an all-bond fund.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 24,142,100	2.30%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.61%
Over $500 million up to $1 billion	0.59
Over $1 billion up to $1.5 billion	0.56
Over $1.5 billion up to $2 billion	0.55
Over $2 billion up to $5 billion	0.52
Over $5 billion	0.50

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.02%	March 1, 2024
Class C	1.78	March 1, 2024
Class I	0.79	March 1, 2024
Class R	1.34	March 1, 2024
Class R6	0.70	March 1, 2024
Prior to March 1, 2023
Class A	1.09
Class C	1.84
Class I	0.83

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50

(A)	12b-1 fees are not applicable for Class I and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$290,346	$3,719
Class C	—	10,461

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 895,597	$ 74,426

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 253,815,931	$ 74,441,811	$ 364,221,832	$ 71,178,206

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, corporate action adjustments, premium amortization adjustments, non-real estate investment trust adjustments and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. There are no reclassifications in the current year.

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 922,048,449	$ 278,017,538	$ (65,404,446)	$ 212,613,092

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 15,908,576	$ —	$ 20,966,749	$ —	$ 23,741,921	$ —	$ 70,610,604	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 2,250,180	$ —	$ 29,557,885	$ —	$ —	$ —	$ 212,613,092

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

11. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Multi-Managed Balanced

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Multi-Managed Balanced (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $9,738,982 of qualified dividend income.

For corporate shareholders, 58% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $20,966,749 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Multi-Managed Balanced (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Aegon USA Investment Management, LLC (“AUIM”) and J.P. Morgan Investment Management Inc. (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Advisers, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmarks, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3-, 5- and 10-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its primary benchmark for the past 1-year period and below its primary benchmark for the past 3-, 5- and 10-year periods. The Board noted that the Fund’s fixed income sub-adviser, AUIM, had commenced sub-advising that portion of the Fund on May 1, 2014 pursuant to its current fixed income investment strategies. The Trustees observed that the performance of the Fund had improved during the first quarter of 2023.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Multi-Managed Balanced

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to J.P. Morgan Investment Management Inc. (“J.P. Morgan”), the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and J.P. Morgan, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, for J.P. Morgan, the Board focused on the profitability of TAM and its affiliates with respect to the Portfolio. With respect to AUIM, the Board noted that information about AUIM’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates, including AUIM, in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by J.P. Morgan is generally appropriate and in the best interests of the Fund. The Board also noted that J.P. Morgan participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA MMB 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Short-Term Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Short-Term Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023, was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining inflation. The Fed emphasized that policy rates, in a range of 5.25% to 5.50% at fiscal year end, would remain elevated well into 2024. Elevated policy uncertainty translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. The cumulative impact of Fed rate increases helped support the reduction in inflation. After peaking at a 9.06% year-over-year rate in June 2022, the consumer price index registered a milder 3.70% annual increase in September 2023. Economic activity exceeded expectations, exemplified by annualized real gross domestic product growth of 4.87% in the third quarter, the strongest quarter since fourth quarter 2021. This resilience has helped bolster expectations for the economy to achieve a soft landing and avoid recession following the Fed’s tightening campaign.

Fixed income supply and demand factors stood out as being exceptionally supportive of total and excess returns over the period. Elevated interest rates and an inverted yield curve enticed demand for short-dated debt, keeping Treasury securities and credit well-bid. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy, both remained benign from a historical perspective.

Against this backdrop, short-dated, investment grade debt performed well with the ICE BofA 1-3 Year U.S. Corporate & Government Index returning 3.30% for the fiscal year. While there were periods of spread volatility, the option adjusted spread of the corporate component of the index ended the fiscal year at 99 basis points, 13 basis points tighter than start-of-year levels.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Short-Term Bond (Class I2) returned 4.22%. By comparison, its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index, returned 3.30%.

STRATEGY REVIEW

For the 12-month period ended October 31, 2023, Transamerica Short-Term Bond outperformed its benchmark, the ICE BofAML U.S. Corporate & Government 1-3 Years Index. The Fund’s overweight to credit relative to the benchmark drove performance given the additional yield generated by these securities. Spread-compression contributed modestly while duration and curve positioning factors were negligible to relative performance. Positioning within corporate bonds was the largest contributor to relative returns. Security selection within and the overweight allocation to banking were the largest contributors followed by selection in consumer cyclicals and non-cyclicals. The ex-index allocation to asset-backed securities (“ABS”) also was a meaningful contributor to relative returns. An out of benchmark allocation to commercial mortgage backed securities (“CMBS”) and an underweight allocation to emerging markets debt detracted from performance.

The sub-adviser started the fiscal year with higher exposures to Treasury securities relative to historical portfolio averages given the move higher in yields on the front part of the curve in 2022. Throughout this fiscal year, this allocation was reduced as the sub-adviser found investment opportunities it deemed attractive on a risk-adjusted basis, particularly in investment grade corporate credit.

Allocations to the banking sector increased the most over the time period. This allocation increase began in early 2023 given the sub-adviser’s views on attractive valuations in financials relative to industrials. While the sector experienced stress beginning in March 2023 due to the failure of several U.S. banks, the sub-adviser believed the issues to be idiosyncratic rather than a systemic credit quality concern and was comfortable maintaining exposure to the sector. Banking allocations were modestly increased heading into the fiscal year end, mainly through attractively priced new issuance.

Outside of corporates, allocations also increased to ABS through additions to high-quality deals collateralized by auto loans, credit cards and timeshares. CMBS exposure was reduced over the period, mainly in deals backed by hotel, self-storage and office properties.

Tyler A. Knight, CFA

Brian W. Westhoff, CFA

Norbert King

Sivakumar N. Rajan

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception		Inception Date
Class A (POP)	1.36%	0.93%	1.22%		11/01/2007
Class A (NAV)	4.00%	1.45%	1.48%		11/01/2007
Class C (POP)	2.09%	0.66%	0.69%		11/01/2007
Class C (NAV)	3.09%	0.66%	0.69%		11/01/2007
Class I (NAV)	4.23%	1.69%	1.71%		11/30/2009
Class I2 (NAV)	4.22%	1.74%	1.77%		11/08/2004
ICE BofAML U.S. Corporate & Government 1-3 Years Index (A)	3.30%	1.26%	1.05%
Class I3 (NAV)	N/A	N/A	2.91	%(B)	12/09/2022
Class R (NAV)	N/A	N/A	2.46	%(B)	12/09/2022
Class R4 (NAV)	N/A	N/A	2.70	%(B)	12/09/2022
Class R6 (NAV)	4.33%	1.78%	1.75%		05/29/2015

(A) The ICE BofAML U.S. Corporate & Government 1-3 Years Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasury, U.S. agency, foreign government, supranational and corporate securities that have a remaining maturity of less than three years and more than one year.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 2.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significant affect the value of the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,006.00	$3.73	$1,021.50	$3.72	0.73%
Class C	1,000.00	1,002.00	7.60	1,017.70	7.58	1.49
Class I	1,000.00	1,007.90	2.61	1,022.60	2.60	0.51
Class I2	1,000.00	1,007.30	2.15	1,023.10	2.14	0.42
Class I3	1,000.00	1,007.30	2.15	1,023.10	2.14	0.42
Class R	1,000.00	1,005.00	4.65	1,020.60	4.63	0.91
Class R4	1,000.00	1,006.40	3.32	1,021.90	3.31	0.65
Class R6	1,000.00	1,008.40	2.15	1,023.10	2.14	0.42

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	72.4%
Asset-Backed Securities	12.7
Mortgage-Backed Securities	10.5
U.S. Government Obligations	2.2
U.S. Government Agency Obligations	0.8
Repurchase Agreement	0.4
Other Investment Company	0.2
Net Other Assets (Liabilities) ^	0.8
Total	100.0%

Fund Characteristics	Years
Average Maturity §	2.05
Duration †	1.81

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	3.0%
AAA	15.7
AA	2.3
A	24.6
BBB	50.4
BB	2.0
B	0.9
CCC and Below	0.1
Not Rated	0.2
Net Other Assets (Liabilities)	0.8
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 12.7%
Accelerated LLC
Series 2021-1H, Class A, 1.35%, 10/20/2040 (A)	$1,529,029	$1,375,826
Series 2021-1H, Class B, 1.90%, 10/20/2040 (A)	5,364,931	4,824,750
Series 2021-1H, Class C, 2.35%, 10/20/2040 (A)	2,430,557	2,173,393
ACM Auto Trust
Series 2023-1A, Class A, 6.61%, 01/22/2030 (A)	3,688,282	3,683,547
Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	7,557,009	7,561,708
American Express Credit Account Master Trust
Series 2022-3, Class A, 3.75%, 08/15/2027	12,600,000	12,192,944
AmeriCredit Automobile Receivables Trust
Series 2020-2, Class D, 2.13%, 03/18/2026	1,360,000	1,299,611
Anchorage Capital CLO 11 Ltd.
Series 2019-11A, Class AR, 3-Month Term SOFR + 1.40%, 6.81% (B), 07/22/2032 (A)	12,300,000	12,201,317
Anchorage Capital CLO 9 Ltd.
Series 2016-9A, Class AR2, 3-Month Term SOFR + 1.40%, 6.80% (B), 07/15/2032 (A)	10,000,000	9,923,080
Apidos CLO XXXI Ltd.
Series 2019-31A, Class BR, 3-Month Term SOFR + 1.81%, 7.21% (B), 04/15/2031 (A)	12,500,000	12,235,775
Aqua Finance Trust
Series 2021-A, Class A, 1.54%, 07/17/2046 (A)	5,178,989	4,542,229
Avis Budget Rental Car Funding AESOP LLC
Series 2018-2A, Class A, 4.00%, 03/20/2025 (A)	2,533,333	2,522,641
Series 2020-1A, Class B, 2.68%, 08/20/2026 (A)	520,000	487,310
Series 2023-7A, Class A, 5.90%, 08/21/2028 (A)	8,715,000	8,598,983
BHG Securitization Trust
Series 2022-C, Class A, 5.32%, 10/17/2035 (A)	6,934,143	6,881,451
BXG Receivables Note Trust
Series 2017-A, Class A, 2.95%, 10/04/2032 (A)	1,558,860	1,528,840
Series 2020-A, Class A, 1.55%, 02/28/2036 (A)	4,281,475	3,842,245
Series 2023-A, Class A, 5.77%, 11/15/2038 (A)	7,811,908	7,641,019
CarMax Auto Owner Trust
Series 2020-1, Class A4, 2.03%, 06/16/2025	16,143,762	15,980,871
CF Hippolyta Issuer LLC
Series 2020-1, Class B1, 2.28%, 07/15/2060 (A)	5,846,438	5,160,557

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Chase Issuance Trust
Series 2023-A1, Class A, 5.16%, 09/15/2028	$ 7,600,000	$ 7,522,274
CNH Equipment Trust
Series 2019-C, Class B, 2.35%, 04/15/2027	1,730,000	1,727,581
CWABS Asset-Backed Certificates Trust
Series 2006-17, Class 2A2, 1-Month Term SOFR + 0.41%, 5.74% (B), 03/25/2047	2,542,409	2,443,545
Diamond Resorts Owner Trust
Series 2021-1A, Class B, 2.05%, 11/21/2033 (A)	1,313,110	1,209,331
Series 2021-1A, Class C, 2.70%, 11/21/2033 (A)	1,225,570	1,115,277
Discover Card Execution Note Trust
Series 2022-A2, Class A, 3.32%, 05/15/2027	22,225,000	21,431,070
Evergreen Credit Card Trust
Series 2022-CRT1, Class B, 5.61%, 07/15/2026 (A)	625,000	619,230
First National Master Note Trust
Series 2023-2, Class A, 5.77%, 09/17/2029	7,775,000	7,758,699
Ford Credit Auto Owner Trust
Series 2019-1, Class A, 3.52%, 07/15/2030 (A)	16,000,000	15,919,654
Series 2020-1, Class C, 2.54%, 08/15/2031 (A)	1,135,000	1,074,333
Series 2022-A, Class C, 2.14%, 07/15/2029	1,625,000	1,498,197
Hertz Vehicle Financing III LLC
Series 2022-1A, Class A, 1.99%, 06/25/2026 (A)	15,000,000	14,089,277
Series 2023-3A, Class A, 5.94%, 02/25/2028 (A)	7,025,000	6,946,766
Hilton Grand Vacations Trust
Series 2018-AA, Class A, 3.54%, 02/25/2032 (A)	660,942	640,490
Series 2019-AA, Class A, 2.34%, 07/25/2033 (A)	2,396,389	2,248,637
Series 2020-AA, Class A, 2.74%, 02/25/2039 (A)	2,216,180	2,076,863
Series 2022-2A, Class A, 4.30%, 01/25/2037 (A)	5,943,329	5,681,865
Series 2023-1A, Class A, 5.72%, 01/25/2038 (A)	6,440,041	6,388,028
Honda Auto Receivables Owner Trust
Series 2022-2, Class A2, 3.81%, 03/18/2025	2,990,267	2,973,752
HPEFS Equipment Trust
Series 2022-1A, Class C, 1.96%, 05/21/2029 (A)	1,100,000	1,052,902
Hyundai Auto Receivables Trust
Series 2021-A, Class C, 1.33%, 11/15/2027	1,350,000	1,236,897
Series 2021-B, Class A3, 0.38%, 01/15/2026	11,253,873	10,958,793

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES (continued)
MVW LLC
Series 2019-2A, Class A, 2.22%, 10/20/2038 (A)	$ 380,292	$ 355,869
Series 2019-2A, Class B, 2.44%, 10/20/2038 (A)	2,001,535	1,856,403
Series 2020-1A, Class A, 1.74%, 10/20/2037 (A)	2,294,426	2,114,594
Series 2021-1WA, Class B, 1.44%, 01/22/2041 (A)	2,635,236	2,377,452
MVW Owner Trust
Series 2017-1A, Class A, 2.42%, 12/20/2034 (A)	130,589	127,828
Series 2019-1A, Class A, 2.89%, 11/20/2036 (A)	2,349,345	2,250,570
Series 2023-1A, Class A, 4.93%, 10/20/2040 (A)	9,182,934	8,881,984
Orange Lake Timeshare Trust
Series 2016-A, Class A, 2.61%, 03/08/2029 (A)	1,051,892	1,018,064
Series 2018-A, Class C, 3.74%, 11/08/2030 (A)	899,204	866,388
Series 2019-A, Class C, 3.61%, 04/09/2038 (A)	1,919,834	1,821,747
PennantPark CLO III Ltd.
Series 2021-3A, Class A1, 3-Month Term SOFR + 1.88%, 7.29% (B), 10/22/2032 (A)	15,000,000	14,726,595
PFS Financing Corp.
Series 2021-A, Class A, 0.71%, 04/15/2026 (A)	900,000	877,557
Santander Drive Auto Receivables Trust
Series 2020-2, Class D, 2.22%, 09/15/2026	4,976,934	4,900,890
Series 2021-2, Class D, 1.35%, 07/15/2027	6,900,000	6,580,608
Series 2023-5, Class A2, 6.31%, 07/15/2027	8,500,000	8,498,710
Sierra Timeshare Receivables Funding LLC
Series 2020-2A, Class A, 1.33%, 07/20/2037 (A)	1,691,740	1,587,905
Series 2020-2A, Class C, 3.51%, 07/20/2037 (A)	1,480,273	1,405,857
Series 2021-1A, Class B, 1.34%, 11/20/2037 (A)	3,440,797	3,214,270
Series 2022-3A, Class A, 5.83%, 07/20/2039 (A)	8,135,727	8,035,859
Series 2023-1A, Class A, 5.20%, 01/20/2040 (A)	11,005,347	10,746,603
Series 2023-2A, Class A, 5.80%, 04/20/2040 (A)	4,916,498	4,884,925
Series 2023-3A, Class A, 6.10%, 09/20/2040 (A)	14,700,000	14,633,510
Toyota Auto Receivables Owner Trust
Series 2022-C, Class A2A, 3.83%, 08/15/2025	6,277,230	6,236,800
Trafigura Securitisation Finance PLC
Series 2021-1A, Class A2, 1.08%, 01/15/2025 (A)	7,270,000	6,897,725
Verizon Master Trust
Series 2021-1, Class C, 0.89%, 05/20/2027	950,000	920,534

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Verizon Owner Trust
Series 2020-B, Class C, 0.83%, 02/20/2025	$ 1,000,000	$ 997,220
VSE VOI Mortgage LLC
Series 2017-A, Class A, 2.33%, 03/20/2035 (A)	3,402,582	3,358,335
Wellfleet CLO Ltd.
Series 2015-1A, Class BR4, 3-Month Term SOFR + 1.81%, 7.23% (B), 07/20/2029 (A)	10,000,000	9,908,890
Series 2016-1A, Class BR, 3-Month Term SOFR + 1.76%, 7.18% (B), 04/20/2028 (A)	15,000,000	14,930,295
Series 2017-2A, Class A2R, 3-Month Term SOFR + 1.88%, 7.30% (B), 10/20/2029 (A)	15,000,000	14,853,315
World Omni Select Auto Trust
Series 2021-A, Class C, 1.09%, 11/15/2027	1,515,000	1,381,510

Total Asset-Backed Securities (Cost $409,556,198)		402,520,370

CORPORATE DEBT SECURITIES - 72.4%
Aerospace & Defense - 1.9%
Boeing Co.
1.43%, 02/04/2024	6,940,000	6,854,687
1.95%, 02/01/2024	8,089,000	8,006,604
2.20%, 02/04/2026	5,494,000	5,047,650
HEICO Corp.
5.25%, 08/01/2028	14,873,000	14,354,370
L3Harris Technologies, Inc.
3.85%, 12/15/2026	11,440,000	10,777,012
Raytheon Technologies Corp.
5.00%, 02/27/2026	14,569,000	14,317,208

		59,357,531

Automobile Components - 0.2%
Aptiv PLC/Aptiv Corp.
2.40%, 02/18/2025	6,979,000	6,656,647

Automobiles - 3.3%
Ford Motor Credit Co. LLC
3.37%, 11/17/2023	5,000,000	4,993,217
3.38%, 11/13/2025	7,233,000	6,760,915
6.95%, 03/06/2026	11,000,000	11,023,514
General Motors Financial Co., Inc.
6.05%, 10/10/2025 (C)	19,847,000	19,762,952
3-Month SOFR + 1.20%, 6.54% (B), 11/17/2023	1,760,000	1,760,474
Hyundai Capital America
5.95%, 09/21/2026 (A)	14,623,000	14,493,912
Nissan Motor Acceptance Co. LLC
1.13%, 09/16/2024 (A)	12,140,000	11,582,691
Stellantis Finance US, Inc.
5.63%, 01/12/2028 (A) (C)	15,076,000	14,828,281
Volkswagen Group of America Finance LLC
0.88%, 11/22/2023 (A)	635,000	633,244
3.95%, 06/06/2025 (A)	20,000,000	19,366,639

		105,205,839

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks - 21.3%
Banco Santander SA
Fixed until 03/24/2027, 4.18% (B), 03/24/2028	$ 7,000,000	$ 6,412,267
5.15%, 08/18/2025	15,000,000	14,609,873
Bank of America Corp.
Fixed until 06/19/2025, 1.32% (B), 06/19/2026	20,688,000	19,011,458
Fixed until 03/11/2026, 1.66% (B), 03/11/2027	27,653,000	24,740,249
Fixed until 02/13/2025, 2.02% (B), 02/13/2026	2,485,000	2,343,275
Bank of Montreal
2.65%, 03/08/2027	1,220,000	1,091,799
Banque Federative du Credit Mutuel SA
4.94%, 01/26/2026 (A)	20,000,000	19,449,224
Barclays PLC
Fixed until 11/02/2025, 7.33% (B), 11/02/2026	25,592,000	25,886,657
BNP Paribas SA
Fixed until 06/09/2025, 2.22% (B), 06/09/2026 (A)	13,388,000	12,501,347
BPCE SA
5.15%, 07/21/2024 (A)	15,364,000	15,140,300
CaixaBank SA
Fixed until 01/18/2028, 6.21% (B), 01/18/2029 (A)	24,800,000	23,945,780
Canadian Imperial Bank of Commerce
5.93%, 10/02/2026	19,804,000	19,763,624
Citigroup, Inc.
Fixed until 06/09/2026, 1.46% (B), 06/09/2027	27,000,000	23,764,285
Credit Agricole SA
4.38%, 03/17/2025 (A)	7,474,000	7,216,237
Credit Suisse AG
4.75%, 08/09/2024	10,000,000	9,867,751
3-Month SOFR Index + 0.39%, 5.74% (B), 02/02/2024	16,749,000	16,714,162
Danske Bank AS
Fixed until 09/10/2024, 0.98% (B), 09/10/2025 (A)	8,929,000	8,503,923
Deutsche Bank AG
Fixed until 07/14/2025, 6.12% (B), 07/14/2026	2,512,000	2,472,751
DNB Bank ASA
Fixed until 03/28/2024, 2.97% (B), 03/28/2025 (A)	1,140,000	1,123,736
Fifth Third Bancorp
3.65%, 01/25/2024	10,000,000	9,928,564
Fixed until 07/27/2028, 6.34% (B), 07/27/2029	1,918,000	1,859,571
First-Citizens Bank & Trust Co.
Fixed until 09/27/2024, 2.97% (B), 09/27/2025	5,623,000	5,380,183
Goldman Sachs Group, Inc.
Fixed until 03/09/2026, 1.43% (B), 03/09/2027	14,957,000	13,284,823
Fixed until 02/24/2027, 2.64% (B), 02/24/2028	3,000,000	2,658,154

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
Fixed until 08/10/2025, 5.80% (B), 08/10/2026	$ 5,737,000	$ 5,677,678
HSBC Holdings PLC
Fixed until 03/10/2025, 3.00% (B), 03/10/2026	1,320,000	1,258,605
Fixed until 08/14/2026, 5.89% (B), 08/14/2027	10,000,000	9,823,416
Fixed until 11/03/2025, 7.34% (B), 11/03/2026	10,358,000	10,535,720
HSBC USA, Inc.
5.63%, 03/17/2025	10,000,000	9,935,149
ING Groep NV
Fixed until 09/11/2026, 6.08% (B), 09/11/2027	19,800,000	19,609,227
Intesa Sanpaolo SpA
3.25%, 09/23/2024 (A)	14,929,000	14,510,662
7.00%, 11/21/2025 (A)	3,738,000	3,755,976
JPMorgan Chase & Co.
Fixed until 06/23/2024, 0.97% (B), 06/23/2025	1,260,000	1,213,773
Fixed until 09/22/2026, 1.47% (B), 09/22/2027	1,170,000	1,019,142
Fixed until 04/22/2025, 2.08% (B), 04/22/2026	16,588,000	15,597,209
Fixed until 02/24/2027, 2.95% (B), 02/24/2028	20,731,000	18,671,604
7.75%, 07/15/2025	5,982,000	6,161,890
Lloyds Banking Group PLC
4.50%, 11/04/2024	8,718,000	8,515,607
Fixed until 08/07/2026, 5.99% (B), 08/07/2027	10,000,000	9,857,743
Macquarie Group Ltd.
Fixed until 01/12/2026, 1.34% (B), 01/12/2027 (A)	12,137,000	10,832,715
Morgan Stanley
Fixed until 02/18/2025, 2.63% (B), 02/18/2026	1,500,000	1,428,085
Fixed until 07/22/2024, 2.72% (B), 07/22/2025	4,043,000	3,933,643
Fixed until 04/17/2024, 3.62% (B), 04/17/2025	13,958,000	13,777,354
Fixed until 07/17/2025, 4.68% (B), 07/17/2026	20,000,000	19,430,693
Fixed until 10/16/2025, 6.14% (B), 10/16/2026	10,432,000	10,401,820
NatWest Group PLC
Fixed until 03/22/2024, 4.27% (B), 03/22/2025	1,250,000	1,237,387
Fixed until 11/10/2025, 7.47% (B), 11/10/2026	10,930,000	11,120,948
PNC Bank NA
2.50%, 08/27/2024	1,770,000	1,718,772
3.88%, 04/10/2025	11,750,000	11,344,461
PNC Financial Services Group, Inc.
Fixed until 01/26/2026, 4.76% (B), 01/26/2027	19,148,000	18,425,577

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Santander UK Group Holdings PLC
Fixed until 11/21/2025, 6.83% (B), 11/21/2026	$ 10,000,000	$ 9,990,570
Standard Chartered PLC
Fixed until 11/23/2024, 1.82% (B), 11/23/2025 (A)	5,500,000	5,213,569
State Street Corp.
Fixed until 01/26/2025, 4.86% (B), 01/26/2026	19,881,000	19,541,304
Sumitomo Mitsui Financial Group, Inc.
3-Month SOFR + 0.88%, 6.23% (B), 01/14/2027	1,445,000	1,440,448
Swedbank AB
5.34%, 09/20/2027 (A)	21,078,000	20,216,353
Truist Financial Corp.
Fixed until 06/08/2026, 6.05% (B), 06/08/2027	20,826,000	20,401,578
UBS Group AG
Fixed until 05/12/2025, 4.49% (B), 05/12/2026 (A)	6,800,000	6,589,606
UniCredit SpA
Fixed until 09/22/2025, 2.57% (B), 09/22/2026 (A)	7,212,000	6,609,366
US Bancorp
Fixed until 10/21/2025, 5.73% (B), 10/21/2026	19,865,000	19,577,808
Wells Fargo & Co.
Fixed until 04/30/2025, 2.19% (B), 04/30/2026	1,470,000	1,382,304
Fixed until 10/30/2024, 2.41% (B), 10/30/2025	32,619,000	31,298,333
Fixed until 03/24/2027, 3.53% (B), 03/24/2028	5,989,000	5,463,637

		675,189,725

Beverages - 1.3%
Constellation Brands, Inc.
3.60%, 05/09/2024	20,957,000	20,683,925
Keurig Dr. Pepper, Inc.
4.42%, 05/25/2025	21,739,000	21,263,943

		41,947,868

Biotechnology - 0.6%
Amgen, Inc.
5.15%, 03/02/2028	18,644,000	18,203,649

Building Products - 0.6%
Owens Corning
4.20%, 12/01/2024	21,046,000	20,606,547

Capital Markets - 1.5%
Ameriprise Financial, Inc.
3.00%, 04/02/2025	1,579,000	1,516,221
Charles Schwab Corp.
1.15%, 05/13/2026	5,952,000	5,230,965
Fixed until 05/19/2028, 5.64% (B), 05/19/2029	9,919,000	9,552,883
5.88%, 08/24/2026	10,896,000	10,816,792
3-Month SOFR Index + 1.05%, 6.39% (B), 03/03/2027	450,000	443,960

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Capital Markets (continued)
Nomura Holdings, Inc.
5.10%, 07/03/2025	$ 21,582,000	$ 21,165,369

		48,726,190

Chemicals - 1.5%
Celanese US Holdings LLC
6.35%, 11/15/2028	12,383,000	12,096,143
EIDP, Inc.
4.50%, 05/15/2026	18,343,000	17,809,129
FMC Corp.
5.15%, 05/18/2026	9,753,000	9,415,732
LYB International Finance III LLC
1.25%, 10/01/2025	3,968,000	3,619,541
Westlake Corp.
0.88%, 08/15/2024	3,953,000	3,791,413

		46,731,958

Commercial Services & Supplies - 1.6%
Ashtead Capital, Inc.
1.50%, 08/12/2026 (A)	7,199,000	6,326,866
Avery Dennison Corp.
0.85%, 08/15/2024	12,139,000	11,650,265
Element Fleet Management Corp.
1.60%, 04/06/2024 (A)	12,043,000	11,794,122
3.85%, 06/15/2025 (A)	7,068,000	6,760,309
6.27%, 06/26/2026 (A)	14,091,000	14,009,655

		50,541,217

Construction Materials - 0.2%
CRH America, Inc.
3.88%, 05/18/2025 (A)	8,117,000	7,843,438

Consumer Finance - 1.2%
American Express Co.
Fixed until 07/28/2026, 5.39% (B), 07/28/2027	18,084,000	17,709,359
3-Month SOFR Index + 0.65%, 5.99% (B), 11/04/2026	1,210,000	1,192,349
Capital One Financial Corp.
Fixed until 05/09/2024, 4.17% (B), 05/09/2025	20,936,000	20,511,714

		39,413,422

Consumer Staples Distribution & Retail - 0.0% (D)
7-Eleven, Inc.
0.80%, 02/10/2024 (A)	1,225,000	1,206,792

Containers & Packaging - 0.8%
Berry Global, Inc.
0.95%, 02/15/2024	4,469,000	4,398,511
1.57%, 01/15/2026	4,046,000	3,655,400
4.88%, 07/15/2026 (A)	8,091,000	7,718,694
Sonoco Products Co.
1.80%, 02/01/2025	8,699,000	8,229,137

		24,001,742

Distributors - 0.4%
LKQ Corp.
5.75%, 06/15/2028 (E)	14,631,000	14,182,175

Diversified Consumer Services - 0.3%
Nationwide Building Society
3-Month SOFR + 1.29%, 6.63% (B), 02/16/2028 (A)	10,054,000	9,771,583

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs - 1.0%
American Tower Corp.
2.40%, 03/15/2025	$ 965,000	$ 916,327
GLP Capital LP/GLP Financing II, Inc.
3.35%, 09/01/2024	3,636,000	3,533,665
HAT Holdings I LLC/HAT Holdings II LLC
3.38%, 06/15/2026 (A)	11,215,000	9,870,879
Weyerhaeuser Co.
4.75%, 05/15/2026	17,854,000	17,387,022

		31,707,893

Diversified Telecommunication Services - 0.1%
AT&T, Inc.
3-Month Term SOFR + 1.44%, 6.85% (B), 06/12/2024	1,770,000	1,778,782
NTT Finance Corp.
0.58%, 03/01/2024 (A)	460,000	451,574
1.16%, 04/03/2026 (A)	1,075,000	964,989

		3,195,345

Electric Utilities - 6.1%
Black Hills Corp.
1.04%, 08/23/2024	7,262,000	6,961,128
Constellation Energy Generation LLC
3.25%, 06/01/2025	1,000,000	956,828
DTE Energy Co.
1.05%, 06/01/2025	1,425,000	1,316,569
2.53% (F), 10/01/2024	8,174,000	7,911,863
Duke Energy Corp.
5.00%, 12/08/2025	21,481,000	21,132,727
Edison International
4.95%, 04/15/2025	1,526,000	1,494,593
5.75%, 06/15/2027	17,373,000	17,084,506
Enel Finance International NV
2.65%, 09/10/2024 (A)	14,611,000	14,170,744
Entergy Louisiana LLC
0.95%, 10/01/2024	15,767,000	15,082,055
Evergy, Inc.
2.45%, 09/15/2024	9,388,000	9,090,882
Eversource Energy
4.20%, 06/27/2024	21,308,000	21,047,462
NextEra Energy Capital Holdings, Inc.
4.26%, 09/01/2024	10,428,000	10,248,075
4.90%, 02/28/2028	10,919,000	10,440,285
Oncor Electric Delivery Co. LLC
2.75%, 06/01/2024	10,771,000	10,567,155
Southern Co.
0.60%, 02/26/2024	9,968,000	9,801,508
4.85%, 06/15/2028	14,878,000	14,222,362
WEC Energy Group, Inc.
4.75%, 01/09/2026	22,094,000	21,554,755

		193,083,497

Electronic Equipment, Instruments & Components - 1.0%
Amphenol Corp.
4.75%, 03/30/2026	6,944,000	6,783,679
Arrow Electronics, Inc.
6.13%, 03/01/2026	14,285,000	14,180,232
Keysight Technologies, Inc.
4.60%, 04/06/2027	11,903,000	11,356,550

		32,320,461

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Financial Services - 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65%, 10/29/2024	$ 13,063,000	$ 12,455,829
Ally Financial, Inc.
5.75%, 11/20/2025 (C)	7,384,000	7,051,889
Aviation Capital Group LLC
1.95%, 01/30/2026 (A)	1,813,000	1,630,216
4.38%, 01/30/2024 (A)	6,424,000	6,384,291
5.50%, 12/15/2024 (A)	8,793,000	8,652,109
Avolon Holdings Funding Ltd.
2.13%, 02/21/2026 (A)	4,963,000	4,426,196
4.25%, 04/15/2026 (A)	4,964,000	4,633,358
6.38%, 05/04/2028 (A)	8,147,000	7,878,001

		53,111,889

Food Products - 0.9%
Bunge Ltd. Finance Corp.
1.63%, 08/17/2025	2,917,000	2,700,445
Cargill, Inc.
4.88%, 10/10/2025 (A)	14,928,000	14,765,981
J M Smucker Co.
5.90%, 11/15/2028	10,960,000	10,876,749
Mondelez International, Inc.
2.13%, 03/17/2024	1,120,000	1,103,905

		29,447,080

Gas Utilities - 0.4%
National Fuel Gas Co.
5.50%, 10/01/2026	13,890,000	13,579,919

Ground Transportation - 0.4%
Canadian Pacific Railway Co.
1.35%, 12/02/2024	10,978,000	10,453,477
Norfolk Southern Corp.
5.59%, 05/17/2025	1,432,000	1,427,947

		11,881,424

Health Care Equipment & Supplies - 0.5%
GE HealthCare Technologies, Inc.
5.60%, 11/15/2025	14,900,000	14,817,553

Health Care Providers & Services - 0.9%
Cigna Group
0.61%, 03/15/2024	4,941,000	4,843,416
3.50%, 06/15/2024	250,000	246,181
CVS Health Corp.
2.63%, 08/15/2024	4,979,000	4,849,222
HCA, Inc.
5.00%, 03/15/2024	12,128,000	12,079,996
Laboratory Corp. of America Holdings
2.30%, 12/01/2024	8,084,000	7,766,370

		29,785,185

Health Care REITs - 0.3%
Ventas Realty LP
3.25%, 10/15/2026	8,903,000	8,169,547
3.85%, 04/01/2027	750,000	694,367

		8,863,914

Hotels, Restaurants & Leisure - 1.2%
Hyatt Hotels Corp.
1.80%, 10/01/2024	12,708,000	12,224,771
5.75%, 01/30/2027	9,902,000	9,790,386

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Warnermedia Holdings, Inc.
3.64%, 03/15/2025	$ 17,451,000	$ 16,864,950

		38,880,107

Industrial Conglomerates - 0.6%
Veralto Corp.
5.50%, 09/18/2026 (A)	19,497,000	19,298,931

Insurance - 4.1%
Allied World Assurance Co. Holdings Ltd.
4.35%, 10/29/2025	14,369,000	13,782,390
Athene Global Funding
0.95%, 01/08/2024 (A)	10,562,000	10,452,667
Brighthouse Financial Global Funding
1.00%, 04/12/2024 (A)	12,138,000	11,862,370
Brown & Brown, Inc.
4.20%, 09/15/2024	9,820,000	9,649,710
Corebridge Financial, Inc.
3.50%, 04/04/2025	21,248,000	20,435,397
Corebridge Global Funding
0.65%, 06/17/2024 (A)	8,902,000	8,620,607
GA Global Funding Trust
0.80%, 09/13/2024 (A)	18,547,000	17,593,599
Marsh & McLennan Cos., Inc.
3.88%, 03/15/2024	8,778,000	8,710,336
Met Tower Global Funding
3.70%, 06/13/2025 (A)	21,000,000	20,225,983
Security Benefit Global Funding
1.25%, 05/17/2024 (A)	8,092,000	7,843,238

		129,176,297

IT Services - 0.1%
DXC Technology Co.
1.80%, 09/15/2026	5,398,000	4,727,146

Leisure Products - 0.4%
Brunswick Corp.
0.85%, 08/18/2024	12,062,000	11,542,081

Machinery - 1.0%
Caterpillar Financial Services Corp.
4.35%, 05/15/2026	9,919,000	9,679,251
Huntington Ingalls Industries, Inc.
2.04%, 08/16/2028	8,926,000	7,436,868
Regal Rexnord Corp.
6.05%, 02/15/2026 (A)	14,898,000	14,654,067

		31,770,186

Media - 0.8%
Charter Communications Operating LLC/Charter Communications Operating Capital
4.91%, 07/23/2025	13,356,000	13,055,343
DISH DBS Corp.
5.25%, 12/01/2026 (A)	12,921,000	10,426,655
Paramount Global
4.75%, 05/15/2025	1,609,000	1,571,869

		25,053,867

Metals & Mining - 0.8%
ArcelorMittal SA
6.55%, 11/29/2027	12,899,000	12,987,492

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Metals & Mining (continued)
Constellium SE
5.88%, 02/15/2026 (A)	$ 7,830,000	$ 7,504,978
Freeport-McMoRan, Inc.
4.55%, 11/14/2024	4,114,000	4,026,100

		24,518,570

Mortgage Real Estate Investment Trusts - 0.1%
Starwood Property Trust, Inc.
3.75%, 12/31/2024 (A)	3,490,000	3,298,050

Oil, Gas & Consumable Fuels - 4.3%
Cheniere Corpus Christi Holdings LLC
5.13%, 06/30/2027	14,433,000	13,933,360
DCP Midstream Operating LP
5.38%, 07/15/2025	16,350,000	16,153,641
Energy Transfer LP
4.75%, 01/15/2026	1,565,000	1,518,506
6.05%, 12/01/2026	9,899,000	9,878,499
Kinder Morgan Energy Partners LP
4.30%, 05/01/2024	13,267,000	13,146,779
MPLX LP
4.88%, 12/01/2024	4,595,000	4,532,942
ONEOK, Inc.
5.55%, 11/01/2026	16,687,000	16,484,373
Ovintiv, Inc.
5.65%, 05/15/2025	19,658,000	19,548,757
Phillips 66
3.85%, 04/09/2025	8,940,000	8,686,700
Plains All American Pipeline LP/PAA Finance Corp.
3.60%, 11/01/2024	1,274,000	1,242,337
4.65%, 10/15/2025	4,851,000	4,698,426
SA Global Sukuk Ltd.
0.95%, 06/17/2024 (A)	3,000,000	2,897,256
Saudi Arabian Oil Co.
1.25%, 11/24/2023 (A)	1,737,000	1,731,212
Williams Cos., Inc.
3.90%, 01/15/2025	990,000	963,947
4.55%, 06/24/2024	10,001,000	9,897,138
5.40%, 03/02/2026	10,898,000	10,773,766

		136,087,639

Passenger Airlines - 0.6%
Delta Air Lines Pass-Through Trust
3.20%, 10/25/2025	5,043,000	4,957,118
Southwest Airlines Co.
5.25%, 05/04/2025	13,145,000	12,962,183

		17,919,301

Personal Care Products - 0.6%
Haleon UK Capital PLC
3.13%, 03/24/2025	9,381,000	9,016,453
Kenvue, Inc.
5.50%, 03/22/2025 (E)	8,869,000	8,853,915

		17,870,368

Pharmaceuticals - 1.4%
AbbVie, Inc.
3.80%, 03/15/2025	21,046,000	20,485,267
Pfizer Investment Enterprises Pte. Ltd.
4.65%, 05/19/2025	19,487,000	19,238,076

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Viatris, Inc.
1.65%, 06/22/2025	$ 4,045,000	$ 3,756,647

		43,479,990

Professional Services - 0.2%
Equifax, Inc.
2.60%, 12/01/2024	6,652,000	6,408,502

Residential REITs - 0.2%
NNN REIT, Inc.
3.60%, 12/15/2026	7,606,000	7,047,313

Retail REITs - 0.1%
Kimco Realty OP LLC
4.45%, 01/15/2024	850,000	846,316
Simon Property Group LP
3.50%, 09/01/2025	1,425,000	1,365,188
WEA Finance LLC/Westfield UK & Europe Finance PLC
3.75%, 09/17/2024 (A)	1,340,000	1,294,913

		3,506,417

Semiconductors & Semiconductor Equipment - 0.8%
Intel Corp.
4.88%, 02/10/2026	8,814,000	8,693,200
Microchip Technology, Inc.
0.97%, 02/15/2024	8,902,000	8,771,269
0.98%, 09/01/2024	8,324,000	7,976,029

		25,440,498

Software - 1.6%
Fiserv, Inc.
2.75%, 07/01/2024	10,943,000	10,705,667
3.20%, 07/01/2026	1,255,000	1,172,447
Infor, Inc.
1.75%, 07/15/2025 (A)	25,784,000	23,772,386
Oracle Corp.
2.50%, 04/01/2025	1,155,000	1,101,707
5.80%, 11/10/2025	14,901,000	14,895,719
Take-Two Interactive Software, Inc.
3.30%, 03/28/2024 (C)	579,000	572,797

		52,220,723

Technology Hardware, Storage & Peripherals - 0.3%
Hewlett Packard Enterprise Co.
5.25%, 07/01/2028	9,917,000	9,580,462

Tobacco - 0.9%
BAT Capital Corp.
2.79%, 09/06/2024	8,050,000	7,831,693
3.22%, 08/15/2024	7,458,000	7,291,761
Philip Morris International, Inc.
5.13%, 11/15/2024	15,000,000	14,897,609

		30,021,063

Transportation Infrastructure - 1.3%
GXO Logistics, Inc.
1.65%, 07/15/2026	26,130,000	23,034,861
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.45%, 07/01/2024 (A)	6,466,000	6,355,413
5.75%, 05/24/2026 (A)	10,910,000	10,731,524

		40,121,798

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Wireless Telecommunication Services - 1.0%
Rogers Communications, Inc.
2.95%, 03/15/2025	$ 18,227,000	$ 17,432,651
T-Mobile USA, Inc.
2.25%, 02/15/2026	13,813,000	12,704,930

		30,137,581

Total Corporate Debt Securities (Cost $2,368,152,809)		2,299,487,373

MORTGAGE-BACKED SECURITIES - 10.5%
20 Times Square Trust
Series 2018-20TS, Class B, 3.10% (B), 05/15/2035 (A)	3,000,000	2,610,001
Series 2018-20TS, Class C, 3.10% (B), 05/15/2035 (A)	10,900,000	9,156,002
280 Park Avenue Mortgage Trust
Series 2017-280P, Class C, 1-Month Term SOFR + 1.55%, 6.89% (B), 09/15/2034 (A)	16,000,000	14,526,059
AOA Mortgage Trust
Series 2021-1177, Class C, 1-Month Term SOFR + 1.54%, 6.87% (B), 10/15/2038 (A)	9,300,000	7,877,088
Austin Fairmont Hotel Trust
Series 2019-FAIR, Class D, 1-Month Term SOFR + 1.85%, 7.18% (B), 09/15/2032 (A)	2,000,000	1,949,547
BBCMS Mortgage Trust
Series 2018-TALL, Class C, 1-Month Term SOFR + 1.32%, 6.65% (B), 03/15/2037 (A)	6,015,000	4,827,040
Series 2018-TALL, Class E, 1-Month Term SOFR + 2.63%, 7.97% (B), 03/15/2037 (A)	15,000,000	8,600,557
BX Commercial Mortgage Trust
Series 2019-XL, Class D, 1-Month Term SOFR + 1.56%, 6.90% (B), 10/15/2036 (A)	10,200,000	10,090,720
Series 2020-VKNG, Class C, 1-Month Term SOFR + 1.51%, 6.85% (B), 10/15/2037 (A)	4,130,000	4,039,305
Series 2021-VOLT, Class C, 1-Month Term SOFR + 1.21%, 6.55% (B), 09/15/2036 (A)	4,400,000	4,226,871
BXP Trust
Series 2017-CQHP, Class D, 1-Month Term SOFR + 2.05%, 7.38% (B), 11/15/2034 (A)	11,825,000	9,696,500
CAMB Commercial Mortgage Trust
Series 2019-LIFE, Class D, 1-Month Term SOFR + 1.80%, 7.13% (B), 12/15/2037 (A)	9,760,000	9,628,612
CGDB Commercial Mortgage Trust
Series 2019-MOB, Class D, 1-Month Term SOFR + 1.76%, 7.10% (B), 11/15/2036 (A)	2,210,000	2,119,345
CIM Trust
Series 2021-R6, Class A1, 1.43% (B), 07/25/2061 (A)	11,264,455	9,427,554

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Citigroup Commercial Mortgage Trust
Series 2019-SMRT, Class B, 4.38%, 01/10/2036 (A)	$ 1,600,000	$ 1,597,178
Citigroup Mortgage Loan Trust, Inc.
Series 2014-A, Class A, 4.00% (B), 01/25/2035 (A)	1,139,417	1,049,872
Series 2018-RP1, Class A1, 3.00% (B), 09/25/2064 (A)	2,341,188	2,222,640
CLNY Trust
Series 2019-IKPR, Class C, 1-Month Term SOFR + 1.79%, 7.13% (B), 11/15/2038 (A)	5,000,000	4,633,432
CORE Mortgage Trust
Series 2019-CORE, Class C, 1-Month Term SOFR + 1.35%, 6.68% (B), 12/15/2031 (A)	12,312,000	12,027,494
CSMC Trust
Series 2021-RPL2, Class A1A, 1.11% (B), 01/25/2060 (A)	10,346,178	8,118,643
Series 2021-RPL3, Class A1, 2.00% (B), 01/25/2060 (A)	5,998,805	4,923,587
Series 2021-RPL6, Class A1, 2.00% (B), 10/25/2060 (A)	10,792,283	9,154,029
DBCG Mortgage Trust
Series 2017-BBG, Class B, 8.50% (B), 06/15/2034 (A)	12,500,000	12,341,727
Series 2017-BBG, Class C, 8.50% (B), 06/15/2034 (A)	2,500,000	2,441,596
Fontainebleau Miami Beach Trust
Series 2019-FBLU, Class D, 3.96% (B), 12/10/2036 (A)	15,000,000	14,325,250
Great Wolf Trust
Series 2019-WOLF, Class C, 1-Month Term SOFR + 1.75%, 7.08% (B), 12/15/2036 (A)	9,960,000	9,815,672
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2020-ACE, Class A, 3.29%, 01/10/2037 (A)	12,000,000	11,410,867
Metlife Securitization Trust
Series 2017-1A, Class A, 3.00% (B), 04/25/2055 (A)	3,837,505	3,472,505
MFA Trust
Series 2021-RPL1, Class A1, 1.13% (B), 07/25/2060 (A)	3,224,995	2,751,659
MHP Trust
Series 2021-STOR, Class C, 1-Month Term SOFR + 1.16%, 6.50% (B), 07/15/2038 (A)	3,000,000	2,913,515
Series 2021-STOR, Class D, 1-Month Term SOFR + 1.46%, 6.80% (B), 07/15/2038 (A)	5,000,000	4,849,592
Mill City Mortgage Loan Trust
Series 2017-3, Class A1, 2.75% (B), 01/25/2061 (A)	1,729,155	1,680,427
Morgan Stanley Capital I Trust
Series 2019-BPR, Class B, 1-Month Term SOFR + 2.69%, 8.01% (B), 05/15/2036 (A)	6,720,000	6,435,793

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust (continued)
Series 2019-NUGS, Class B, 1-Month Term SOFR + 1.41%, 6.75% (B), 12/15/2036 (A)	$ 7,000,000	$ 3,482,500
Series 2019-NUGS, Class C, 1-Month Term SOFR + 1.61%, 6.95% (B), 12/15/2036 (A)	5,200,000	2,288,000
Mortgage Equity Conversion Asset Trust
Series 2010-1A, Class A, 4.00%, 07/25/2060 (A)	1,721,670	1,548,911
New Residential Mortgage Loan Trust
Series 2014-1A, Class A, 3.75% (B), 01/25/2054 (A)	883,203	809,224
Series 2014-3A, Class AFX3, 3.75% (B), 11/25/2054 (A)	1,114,035	990,500
Series 2016-4A, Class A1, 3.75% (B), 11/25/2056 (A)	1,825,889	1,643,009
Series 2017-3A, Class A1, 4.00% (B), 04/25/2057 (A)	3,061,212	2,802,367
Series 2017-4A, Class A1, 4.00% (B), 05/25/2057 (A)	1,794,397	1,614,263
Series 2017-5A, Class A1, 1-Month Term SOFR + 1.61%, 6.94% (B), 06/25/2057 (A)	1,745,422	1,729,734
Series 2018-1A, Class A1A, 4.00% (B), 12/25/2057 (A)	2,026,515	1,868,269
Series 2018-2A, Class A1, 4.50% (B), 02/25/2058 (A)	2,928,195	2,730,929
Series 2018-RPL1, Class A1, 3.50% (B), 12/25/2057 (A)	1,819,305	1,684,420
Series 2019-2A, Class A1, 4.25% (B), 12/25/2057 (A)	3,669,711	3,399,670
Series 2019-3A, Class A1A, 3.75% (B), 11/25/2058 (A)	4,487,253	4,021,512
Series 2019-4A, Class A1B, 3.50% (B), 12/25/2058 (A)	4,862,430	4,307,610
Series 2019-5A, Class A1B, 3.50% (B), 08/25/2059 (A)	4,641,060	4,179,740
Series 2019-RPL2, Class A1, 3.25% (B), 02/25/2059 (A)	7,866,117	7,321,423
SFO Commercial Mortgage Trust
Series 2021-555, Class D, 1-Month Term SOFR + 2.51%, 7.85% (B), 05/15/2038 (A)	4,900,000	3,773,000
Tharaldson Hotel Portfolio Trust
Series 2018-THL, Class C, 1-Month Term SOFR + 1.76%, 7.10% (B), 11/11/2034 (A)	12,151,204	11,926,516
Towd Point Mortgage Trust
Series 2016-5, Class A1, 2.50% (B), 10/25/2056 (A)	441,737	436,360
Series 2017-2, Class A1, 2.75% (B), 04/25/2057 (A)	103,929	103,357
Series 2017-3, Class A1, 2.75% (B), 07/25/2057 (A)	1,157,297	1,130,034
Series 2017-4, Class A1, 2.75% (B), 06/25/2057 (A)	2,667,245	2,512,875
Series 2017-6, Class A1, 2.75% (B), 10/25/2057 (A)	4,425,073	4,192,993

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
Towd Point Mortgage Trust (continued)
Series 2018-1, Class A1, 3.00% (B), 01/25/2058 (A)	$ 2,234,757	$ 2,144,619
Series 2018-2, Class A1, 3.25% (B), 03/25/2058 (A)	6,622,097	6,318,991
Series 2018-3, Class A1, 3.75% (B), 05/25/2058 (A)	3,027,126	2,853,303
Series 2018-4, Class A1, 3.00% (B), 06/25/2058 (A)	7,102,647	6,374,338
Series 2019-4, Class A1, 2.90% (B), 10/25/2059 (A)	4,488,778	4,092,162
Series 2020-4, Class A1, 1.75%, 10/25/2060 (A)	9,160,231	7,828,889
Series 2021-1, Class A1, 2.25% (B), 11/25/2061 (A)	8,402,328	7,415,004
Series 2023-1, Class A1, 3.75%, 01/25/2063 (A)	11,637,245	10,527,185

Total Mortgage-Backed Securities (Cost $377,366,716)		332,992,386

U.S. GOVERNMENT AGENCY OBLIGATIONS - 0.8%
Federal Home Loan Mortgage Corp.
1-Year RFUCC Treasury + 1.77%, 6.02% (B), 08/01/2037	271,370	268,682
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
Series K040, Class A2, 3.24%, 09/25/2024	25,000,000	24,474,482
Seasoned Loans Structured Transaction
Series 2018-1, Class A1, 3.50%, 06/25/2028	474,877	439,838

Total U.S. Government Agency Obligations (Cost $25,054,532)		25,183,002

	Principal	Value
U.S. GOVERNMENT OBLIGATIONS - 2.2%
U.S. Treasury - 2.2%
U.S. Treasury Notes
2.25%, 11/15/2025	$ 33,690,000	$ 31,862,054
4.25%, 10/15/2025	38,749,000	38,137,492

Total U.S. Government Obligations (Cost $70,544,392)		69,999,546

	Shares	Value
OTHER INVESTMENT COMPANY - 0.2%
Securities Lending Collateral - 0.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (G)	6,679,018	6,679,018

Total Other Investment Company (Cost $6,679,018)		6,679,018

	Principal	Value
REPURCHASE AGREEMENT - 0.4%
Fixed Income Clearing Corp., 2.50% (G), dated 10/31/2023, to be repurchased at $12,581,247 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $12,832,065.	$12,580,374	12,580,374

Total Repurchase Agreement (Cost $12,580,374)		12,580,374

Total Investments (Cost $3,269,934,039)		3,149,442,069
Net Other Assets (Liabilities) - 0.8%		25,681,685

Net Assets - 100.0%		$3,175,123,754

FUTURES CONTRACTS:

Long Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
2-Year U.S. Treasury Notes	1,517	12/29/2023	$308,272,058	$307,073,986	$—	$(1,198,072)

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
5-Year U.S. Treasury Notes	(167)	12/29/2023	$(17,731,654)	$(17,447,586)	$284,068	$—

Total Futures Contracts					$284,068	$(1,198,072)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$402,520,370	$—	$402,520,370
Corporate Debt Securities	—	2,299,487,373	—	2,299,487,373
Mortgage-Backed Securities	—	332,992,386	—	332,992,386
U.S. Government Agency Obligations	—	25,183,002	—	25,183,002
U.S. Government Obligations	—	69,999,546	—	69,999,546
Other Investment Company	6,679,018	—	—	6,679,018
Repurchase Agreement	—	12,580,374	—	12,580,374

Total Investments	$6,679,018	$3,142,763,051	$—	$3,149,442,069

Other Financial Instruments
Futures Contracts (I)	$284,068	$—	$—	$284,068

Total Other Financial Instruments	$284,068	$—	$—	$284,068

LIABILITIES
Other Financial Instruments
Futures Contracts (I)	$(1,198,072)	$—	$—	$(1,198,072)

Total Other Financial Instruments	$(1,198,072)	$—	$—	$(1,198,072)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $1,153,309,457, representing 36.3% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	All or a portion of the securities are on loan. The total value of all securities on loan is $6,538,971, collateralized by cash collateral of $6,679,018. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Corporate Debt Securities	LKQ Corp. 5.75%, 06/15/2028	05/15/2023	$14,593,931	$14,182,175	0.4%

Corporate Debt Securities	Kenvue, Inc. 5.50%, 03/22/2025	03/08/2023	8,866,644	8,853,915	0.3

Total			$23,460,575	$23,036,090	0.7%

(F)	Step bond. Coupon rate changes in increments to maturity. The rate disclosed is as of October 31, 2023; the maturity date disclosed is the ultimate maturity date.
(G)	Rates disclosed reflect the yields at October 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(I)	Derivative instruments are valued at unrealized appreciation (depreciation).

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
RFUCC	Refinitiv USD IBOR Consumer Cash Fallbacks
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $3,257,353,665) (including securities loaned of $6,538,971)	$3,136,861,695
Repurchase agreement, at value (cost $12,580,374)	12,580,374
Cash	557
Cash collateral pledged at broker for:
Futures contracts	1,727,155
Receivables and other assets:
Net income from securities lending	11,889
Shares of beneficial interest sold	11,331,326
Interest	28,370,083
Total assets	3,190,883,079

Liabilities:
Cash collateral received upon return of:
Securities on loan	6,679,018
Payables and other liabilities:
Investments purchased	18,083
Dividends and/or distributions	1,037,013
Shares of beneficial interest redeemed	6,168,095
Investment management fees	1,036,404
Distribution and service fees	198,468
Transfer agent fees	235,549
Trustee and CCO fees	911
Audit and tax fees	45,725
Custody fees	39,735
Legal fees	39,285
Printing and shareholder reports fees	50,387
Registration fees	1,164
Other accrued expenses	21,049
Variation margin payable on futures contracts	188,439
Total liabilities	15,759,325
Net assets	$3,175,123,754

Net assets consist of:
Paid-in capital	$3,428,689,682
Total distributable earnings (accumulated losses)	(253,565,928)
Net assets	$3,175,123,754

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

STATEMENT OF ASSETS AND LIABILITIES (continued)

At October 31, 2023

Net assets by class:
Class A	$523,288,513
Class C	81,513,933
Class I	2,058,495,453
Class I2	178,348,429
Class I3	87,545,388
Class R	10,280,097
Class R4	30,203,990
Class R6	205,447,951
Shares outstanding (unlimited shares, no par value):
Class A	53,943,898
Class C	8,418,677
Class I	215,865,178
Class I2	18,725,845
Class I3	9,191,897
Class R	1,059,794
Class R4	3,113,804
Class R6	21,545,633
Net asset value per share: (A)
Class A	$9.70
Class C	9.68
Class I	9.54
Class I2	9.52
Class I3	9.52
Class R	9.70
Class R4	9.70
Class R6	9.54
Maximum offering price per share: (B)
Class A	$9.95

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$135,355,313
Net income from securities lending	113,682
Total investment income	135,468,995

Expenses:
Investment management fees	12,879,374
Distribution and service fees:
Class A	1,452,649
Class C	928,778
Class R (A)	45,786
Class R4 (A)	60,847
Transfer agent fees:
Class A	373,422
Class C	84,483
Class I	2,384,969
Class I2	17,360
Class I3 (A)	6,134
Class R (A)	203
Class R4 (A)	1,825
Class R6	15,200
Trustee and CCO fees	147,498
Audit and tax fees	87,806
Custody fees	288,179
Legal fees	229,341
Printing and shareholder reports fees	255,025
Registration fees	196,051
Other	165,419
Total expenses before waiver and/or reimbursement and recapture	19,620,349
Expenses waived and/or reimbursed:
Class A	(543)
Class C	(94)
Class R4 (A)	(4,071)
Recapture of previously waived and/or reimbursed fees:
Class R4 (A)	322
Net expenses	19,615,963

Net investment income (loss)	115,853,032

Net realized gain (loss) on:
Investments	(38,374,565)
Futures contracts	(8,888,674)
Net realized gain (loss)	(47,263,239)

Net change in unrealized appreciation (depreciation) on:
Investments	70,964,316
Futures contracts	1,573,938
Net change in unrealized appreciation (depreciation)	72,538,254
Net realized and change in unrealized gain (loss)	25,275,015
Net increase (decrease) in net assets resulting from operations	$141,128,047

(A)	Class I3, R and R4 commenced operations on December 9, 2022.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$115,853,032	$55,205,058
Net realized gain (loss)	(47,263,239)	(42,134,952)
Net change in unrealized appreciation (depreciation)	72,538,254	(200,275,180)
Net increase (decrease) in net assets resulting from operations	141,128,047	(187,205,074)

Dividends and/or distributions to shareholders:
Class A	(18,493,557)	(10,655,086)
Class C	(2,228,970)	(889,774)
Class I	(77,427,462)	(41,800,684)
Class I2	(8,004,069)	(3,651,160)
Class I3 (A)	(2,919,309)	—
Class R (A)	(280,944)	—
Class R4 (A)	(813,395)	—
Class R6	(7,112,799)	(3,821,191)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(117,280,505)	(60,817,895)

Capital share transactions:
Proceeds from shares sold:
Class A	67,393,514	112,287,612
Class C	17,282,205	17,316,510
Class I	1,287,753,995	1,384,734,370
Class I2	45,745,647	302,256,219
Class I3 (A)	14,587,937	—
Class R (A)	1,695,282	—
Class R4 (A)	7,837,125	—
Class R6	25,718,426	24,020,062
1,468,014,131	1,840,614,773
Issued from fund acquisition:
Class I3 (A)	88,709,161	—
Class R (A)	10,478,301	—
Class R4 (A)	25,747,024	—
124,934,486	—
Dividends and/or distributions reinvested:
Class A	16,586,723	9,500,375
Class C	2,078,007	808,048
Class I	67,719,169	35,900,762
Class I2	8,020,675	3,631,726
Class I3 (A)	2,919,309	—
Class R (A)	280,944	—
Class R4 (A)	813,395	—
Class R6	7,040,903	3,795,184
105,459,125	53,636,095
Cost of shares redeemed:
Class A	(201,742,752)	(285,835,804)
Class C	(29,735,914)	(42,464,159)
Class I	(1,517,261,790)	(1,454,977,184)
Class I2	(215,825,698)	(93,851,848)
Class I3 (A)	(18,378,515)	—
Class R (A)	(2,143,938)	—
Class R4 (A)	(4,090,155)	—
Class R6	(29,846,488)	(29,442,582)
(2,019,025,250)	(1,906,571,577)
Automatic conversions:
Class A	12,990,024	20,051,831
Class C	(12,990,024)	(20,051,831)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(320,617,508)	(12,320,709)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	2,567	(B)
Class C	—	2,011	(B)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	3,033,397	(C)
—	3,037,975
Net increase (decrease) in net assets	(296,769,966)	(257,305,703)

Net assets:
Beginning of year	3,471,893,720	3,729,199,423
End of year	$3,175,123,754	$3,471,893,720

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	6,906,934	11,172,742
Class C	1,777,616	1,732,521
Class I	134,259,747	140,995,120
Class I2	4,779,723	31,239,433
Class I3 (A)	1,524,673	—
Class R (A)	174,484	—
Class R4 (A)	804,861	—
Class R6	2,683,159	2,420,818
	152,911,197	187,560,634
Shares issued on fund acquisition:
Class I3 (A)	9,282,599	—
Class R (A)	1,076,564	—
Class R4 (A)	2,645,306	—
	13,004,469	—
Shares reinvested:
Class A	1,700,965	956,900
Class C	213,528	81,993
Class I	7,065,041	3,685,949
Class I2	837,705	375,097
Class I3 (A)	304,842	—
Class R (A)	28,801	—
Class R4 (A)	83,396	—
Class R6	734,636	389,014
	10,968,914	5,488,953
Shares redeemed:
Class A	(20,688,881)	(28,555,338)
Class C	(3,055,982)	(4,256,952)
Class I	(158,331,240)	(148,039,720)
Class I2	(22,558,867)	(9,555,860)
Class I3 (A)	(1,920,217)	—
Class R (A)	(220,055)	—
Class R4 (A)	(419,759)	—
Class R6	(3,121,795)	(2,997,224)
	(210,316,796)	(193,405,094)
Automatic conversions:
Class A	1,332,214	2,006,780
Class C	(1,334,697)	(2,010,716)
	(2,483)	(3,936)
Net increase (decrease) in shares outstanding:
Class A	(10,748,768)	(14,418,916)
Class C	(2,399,535)	(4,453,154)
Class I	(17,006,452)	(3,358,651)
Class I2	(16,941,439)	22,058,670
Class I3 (A)	9,191,897	—
Class R (A)	1,059,794	—
Class R4 (A)	3,113,804	—
Class R6	296,000	(187,392)
	(33,434,699)	(359,443)

(A)	Class I3, R and R4 commenced operations on December 9, 2022.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.63	$10.33	$10.32	$10.29	$10.05

Investment operations:
Net investment income (loss) (A)	0.31	0.14	0.13	0.21	0.26
Net realized and unrealized gain (loss)	0.07	(0.69)	0.02	0.04	(B)	0.24
Total investment operations	0.38	(0.55)	0.15	0.25	0.50
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)	(0.15)	(0.14)	(0.22)	(0.26)

Net asset value, end of year	$9.70	$9.63	$10.33	$10.32	$10.29
Total return (D)	4.00%	(5.35	)%(C)	1.46%	2.43%	5.04%

Ratio and supplemental data:
Net assets end of year (000’s)	$523,289	$623,306	$817,203	$731,602	$698,062
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.72%	0.71%	0.70%	0.72%	0.82%
Including waiver and/or reimbursement and recapture	0.72	%(E)	0.71	%(E)	0.70%	0.72%	0.82%
Net investment income (loss) to average net assets	3.14%	1.40%	1.27%	2.04%	2.54%
Portfolio turnover rate	63%	56%	44%	44%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.62	$10.31	$10.30	$10.27	$10.03

Investment operations:
Net investment income (loss) (A)	0.23	0.06	0.05	0.13	0.18
Net realized and unrealized gain (loss)	0.07	(0.68)	0.02	0.03	(B)	0.24
Total investment operations	0.30	(0.62)	0.07	0.16	0.42
Contributions from affiliate	—	0.00	(C)(D)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.07)	(0.06)	(0.13)	(0.18)

Net asset value, end of year	$9.68	$9.62	$10.31	$10.30	$10.27
Total return (D)	3.09%	(6.01	)%(C)	0.67%	1.62%	4.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$81,514	$104,042	$157,464	$225,838	$294,497
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.50%	1.49%	1.48%	1.50%	1.61%
Including waiver and/or reimbursement and recapture	1.50	%(E)	1.49	%(E)	1.48%	1.50%	1.61%
Net investment income (loss) to average net assets	2.36%	0.61%	0.51%	1.28%	1.77%
Portfolio turnover rate	63%	56%	44%	44%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.47	$10.15	$10.15	$10.11	$9.88

Investment operations:
Net investment income (loss) (A)	0.32	0.16	0.15	0.22	0.27
Net realized and unrealized gain (loss)	0.08	(0.68)	0.01	0.05	(B)	0.24
Total investment operations	0.40	(0.52)	0.16	0.27	0.51
Contributions from affiliate	—	0.01	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.33)	(0.17)	(0.16)	(0.23)	(0.28)

Net asset value, end of year	$9.54	$9.47	$10.15	$10.15	$10.11
Total return	4.23%	(4.96	)%(C)	1.57%	2.73%	5.20%

Ratio and supplemental data:
Net assets end of year (000’s)	$2,058,496	$2,205,845	$2,398,836	$1,979,174	$1,745,843
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.51%	0.51%	0.50%	0.52%	0.62%
Including waiver and/or reimbursement and recapture	0.51%	0.51%	0.50%	0.52%	0.62%
Net investment income (loss) to average net assets	3.36%	1.63%	1.46%	2.24%	2.74%
Portfolio turnover rate	63%	56%	44%	44%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.46	$10.14	$10.13	$10.11	$9.87

Investment operations:
Net investment income (loss) (A)	0.33	0.18	0.16	0.24	0.28
Net realized and unrealized gain (loss)	0.07	(0.68)	0.02	0.02	(B)	0.25
Total investment operations	0.40	(0.50)	0.18	0.26	0.53
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.18)	(0.17)	(0.24)	(0.29)

Net asset value, end of year	$9.52	$9.46	$10.14	$10.13	$10.11
Total return	4.22%	(5.00)%	1.77%	2.63%	5.41%

Ratio and supplemental data:
Net assets end of year (000’s)	$178,348	$337,449	$138,031	$155,005	$282,641
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%	0.42%	0.52%
Including waiver and/or reimbursement and recapture	0.41%	0.41%	0.41%	0.42%	0.52%
Net investment income (loss) to average net assets	3.42%	1.90%	1.56%	2.37%	2.85%
Portfolio turnover rate	63%	56%	44%	44%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class I3
October 31, 2023 (A)
Net asset value, beginning of period	$9.56

Investment operations:
Net investment income (loss) (B)	0.30
Net realized and unrealized gain (loss) (C)	(0.03)
Total investment operations	0.27
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.31)

Net asset value, end of period	$9.52
Total return (D)	2.91%

Ratio and supplemental data:
Net assets end of period (000’s)	$87,545
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.42%
Including waiver and/or reimbursement and recapture	0.42%
Net investment income (loss) to average net assets (E)	3.53%
Portfolio turnover rate	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Class R
October 31, 2023 (A)
Net asset value, beginning of period	$9.73

Investment operations:
Net investment income (loss) (B)	0.26
Net realized and unrealized gain (loss) (C)	(0.02)
Total investment operations	0.24
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)

Net asset value, end of period	$9.70
Total return (D)	2.46%

Ratio and supplemental data:
Net assets end of period (000’s)	$10,280
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.91%
Including waiver and/or reimbursement and recapture	0.91%
Net investment income (loss) to average net assets (E)	3.03%
Portfolio turnover rate	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class R4
October 31, 2023 (A)
Net asset value, beginning of period	$9.73

Investment operations:
Net investment income (loss) (B)	0.29
Net realized and unrealized gain (loss) (C)	(0.03)
Total investment operations	0.26
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.29)

Net asset value, end of period	$9.70
Total return (D)	2.70%

Ratio and supplemental data:
Net assets end of period (000’s)	$30,204
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.67%
Including waiver and/or reimbursement and recapture	0.65%
Net investment income (loss) to average net assets (E)	3.30%
Portfolio turnover rate	63%

(A)	Commenced operations on December 9, 2022.
(B)	Calculated based on average number of shares outstanding.
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statement of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the years indicated:	Class R6
October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$9.47	$10.15	$10.14	$10.11	$9.87

Investment operations:
Net investment income (loss) (A)	0.33	0.17	0.16	0.23	0.28
Net realized and unrealized gain (loss)	0.08	(0.67)	0.02	0.04	(B)	0.25
Total investment operations	0.41	(0.50)	0.18	0.27	0.53
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.34)	(0.18)	(0.17)	(0.24)	(0.29)

Net asset value, end of year	$9.54	$9.47	$10.15	$10.14	$10.11
Total return	4.33%	(4.99)%	1.77%	2.74%	5.42%

Ratio and supplemental data:
Net assets end of year (000’s)	$205,448	$201,252	$217,665	$36,002	$28,807
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.42%	0.41%	0.40%	0.42%	0.52%
Including waiver and/or reimbursement and recapture	0.42%	0.41%	0.40%	0.42%	0.52%
Net investment income (loss) to average net assets	3.47%	1.73%	1.54%	2.32%	2.85%
Portfolio turnover rate	63%	56%	44%	44%	61%

(A)	Calculated based on average number of shares outstanding.
(B)	The per share amount may differ with the change in aggregate gains (losses) as shown in the Statement of Operations due to the timing of purchases and sales of Fund shares in relation to fluctuating market values during the period.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Short-Term Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward,

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$6,679,018	$—	$—	$—	$6,679,018
Total Borrowings	$6,679,018	$—	$—	$—	$6,679,018

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$284,068	$—	$—	$—	$—	$284,068
Total	$284,068	$—	$—	$—	$—	$284,068

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$(1,198,072)	$—	$—	$—	$—	$(1,198,072)
Total	$(1,198,072)	$—	$—	$—	$—	$(1,198,072)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(8,888,674)	$—	$—	$—	$—	$(8,888,674)
Total	$(8,888,674)	$—	$—	$—	$—	$(8,888,674)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$1,573,938	$—	$—	$—	$—	$1,573,938
Total	$1,573,938	$—	$—	$—	$—	$1,573,938

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$286,967,607
Average notional value of contracts – short	(14,132,410)

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 280,045,915	8.82%

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $250 million	0.42%
Over $250 million up to $500 million	0.39
Over $500 million up to $1 billion	0.37
Over $1 billion	0.36

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	0.76%	March 1, 2024
Class C	1.54	March 1, 2024
Class I	0.56	March 1, 2024
Class I2, Class R6	0.46	March 1, 2024
Class I3 (A)	0.51	March 1, 2024
Class R (A)	1.00	March 1, 2024
Class R4 (A)	0.65	March 1, 2024
Prior to March 1, 2023
Class A	0.84
Class C	1.56
Class I	0.57
Class I2, Class R6	0.50

(A)	Class commenced operations on December 9, 2022.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class R4 (A)	$—	$—	$3,749	$3,749

(A)	Commenced operations on December 9, 2022.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$106,873	$23,577
Class C	—	10,205

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 2,818,681	$ 225,937

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,674,528,881	$ 476,419,103	$ 1,760,984,761	$ 755,719,497

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, interest written off, premium amortization adjustments, dividends payable and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments related to a prior year merger, wash sales attributable to a current year merger, premium amortization adjustment attributable to a current year merger and capital loss carryfowards from the target fund in a current year merger. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 10,222,085	$ (10,222,085)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 3,271,110,785	$ 2,182,701	$ (123,851,417)	$ (121,668,716)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 47,984,036	$ 83,642,779

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 117,280,505	$ —	$ —	$ —	$ 60,817,895	$ —	$ —	$ —

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 802,927	$ —	$ —	$ (131,626,815)	$ —	$ (1,073,324)	$ (121,668,716)

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

12. REORGANIZATION

Effective as of the close of business on December 9, 2022, High Quality Bond was reorganized into Short-Term Bond, and High Quality Bond was subsequently liquidated. Short-Term Bond acquired all of the net assets of High Quality Bond pursuant to a Plan of Reorganization. Short-Term Bond is the accounting survivor. The purpose of the transaction was to achieve operating efficiencies and a more cohesive, focused, and streamlined fund complex. The reorganization was accomplished by a tax-free exchange of shares of Short-Term Bond for shares of High Quality Bond following the close of business on December 9, 2022. The cost basis of the investments received from High Quality Bond was carried forward to align ongoing reporting of Short-Term Bond’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Shares issued to High Quality Bond shareholders, along with the exchange ratio of the reorganization for Short-Term Bond, were as follows:

High Quality Bond Class	High Quality Bond Shares	Short-Term Bond Class	Short-Term Bond Shares	Dollar Amount	Exchange Ratio (A)
Class I3	9,551,065	Class I3	9,282,599	$88,709,161	0.97
Class R	1,124,492	Class R	1,076,564	10,478,301	0.96
Class R4	2,771,953	Class R4	2,645,306	25,747,024	0.95

(A)	Calculated by dividing the Short-Term Bond shares issuable by the High Quality Bond shares outstanding on December 9, 2022.

The net assets of High Quality Bond, including unrealized appreciation (depreciation), were combined with those of Short-Term Bond. These amounts were as follows:

High Quality Bond Unrealized Appreciation (Depreciation)	High Quality Bond Net Assets	Short-Term Bond Net Assets Prior to Reorganization	Net Assets After Reorganization
$ (7,405,918)	$ 124,934,486	$ 3,402,426,788	$ 3,527,361,274

Assuming the reorganization had been completed on November 1, 2022, the beginning of the annual reporting period of Short-Term Bond, the proforma results of operations for the year ended October 31, 2023, are as follows:

Net investment income (loss)	$116,199,907
Net realized and change in unrealized gain (loss)	33,769,780
Net increase (decrease) in net assets resulting from operations	149,969,687

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of High Quality Bond that have been included in Short-Term Bond’s Statement of Operations following the close of business on December 9, 2022.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Short-Term Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Short-Term Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Short-Term Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe and its benchmark, each for the past 1-, 3-, 5- and 10-year periods.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Short-Term Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA STB 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Small Cap Growth

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Small Cap Growth

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023 the market was keenly tuned to the U.S Federal Reserve’s (“Fed”) aggressive tightening of monetary policy and an expected economic slowdown. The Fed launched this course of action in 2022 with the goal of taming inflation fueled by their overly accommodative policy that created a hot economy following the pandemic. During calendar year 2022 and the first two months of the Fund’s fiscal year, the broad market declined largely due to the abrupt change in monetary policy which impaired the valuation of all assets. Calendar year 2022 ended with interest rates more than four times higher than original guidance. Given that rate changes typically work with a lagged effect, investors expected key economic measures on inflation, employment, and growth to cool. Expectations ran high for the Fed to shift monetary policy by pausing or pivoting. That change would have indicated their goals of bringing down inflation and economic growth succeeded. However, the reality of inflation remaining well above targeted levels caused the Fed to continue increasing the Fed Funds rate. Pause and pivot were replaced by “higher for longer” as economic growth continued unabated. This economic resilience was largely due to consumer spending fueled by the tight labor market and higher wages.

Dramatic monetary policy changes typically and inevitably expose vulnerabilities, and the continued inflation fight ultimately resulted in financial system distress as represented by the collapse of Silicon Valley Bank and Signature Bank. These represent two of the largest bank failures in U.S. history. Unlike the Great Financial Crisis, the mark to market exposure of these institutions’ securities portfolios didn’t represent a systemic threat. With the help of a government backstop protection on deposits, nervous investors soon realized there was not a contagion and resulted in a shift in market behavior. Equity leadership took the form of mega cap technology stocks, which was fueled by several key factors. First, the companies’ valuations were attractive after 2022’s decline. Second, the companies’ fundamentals demonstrate both growth and safety (quality factors). And finally, the emergence of artificial intelligence (“AI”) catalyzed a broad move higher in stocks perceived to benefit from this transformational trend.

Over the final half of the Fund’s fiscal year, long-term bond yields soared to their highest level in 16 years. Low unemployment, sticky wages and greater than anticipated third quarter gross domestic product growth solidified the “higher for longer” view on rates. Yields were likely also influenced by supply concerns, current U.S. debt levels and their term structure, and geopolitical tensions.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Small Cap Growth (Class A) returned -1.70%, excluding any sales charges. By comparison, its benchmark, the Russell 2000® Growth Index, returned -7.63%.

STRATEGY REVIEW

The Fund outperformed its benchmark during the fiscal year ended October 31, 2023.

The Fund’s outperformance was driven primarily by a selection effect across multiple sectors. In uncertain economic environments companies with differentiated growth and quality attributes, and experienced management teams, tend to be rewarded as their quantitative advantages translate into qualitative maturity to navigate and opportunistically take advantage of the challenged market.

From an industry perspective, consumer discretionary, energy and health care provided the strongest relative outperformance versus the benchmark. Industrials, utilities and technology were the largest detractors from performance on a relative basis.

e.l.f. Beauty, Inc. contributed to performance. The masstige beauty company’s incremental shelf space and clever marketing campaigns continued to result in share gains. The company announced a strategic acquisition that may increase penetration in the skincare category. Saia, Inc., a non-union less-than-truckload freight company, also contributed to performance. Saia, Inc. made use of an improving network and positioning to secure more of Yellow’s volume than peers. Saia, Inc. continues to execute on its terminal network build-out to gain market share, which is a key component of the long-term growth thesis.

WNS Holdings Ltd., a provider of business process outsourcing, detracted from performance. Despite strong fundamental trends, the stock’s decline began in May 2023 due to fears around the long-term impact of AI on the services space. We are investigating the potential for disruption, but mindful that in the past advances in technological automation (e.g., robotic process automation) have proven a tailwind to WNS Holdings Ltd., as customers need help implementing these technologies to drive productivity improvements. Repligen Corp., the provider of development, production, and commercialization products, also detracted from performance. Repligen Corp. was negatively impacted as customers reprioritized development projects due to a tighter funding environment and manage inventory levels after supply chain disruptions from COVID. A position held since 2015, the company remains strategically well positioned to grow once the near-term supply chain disruptions normalize.

W. Conrad Doenges

Andrew Hill

Joseph LaBate

Brown McCullough

Co-Portfolio Managers

Ranger Investment Management, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(7.12)%	3.64%	6.28%	08/31/2012
Class A (NAV)	(1.70)%	4.82%	6.88%	08/31/2012
Russell 2000® Growth Index (A)	(7.63)%	2.68%	5.67%
Class C (POP)	(3.42)%	4.10%	6.13%	08/31/2012
Class C (NAV)	(2.50)%	4.10%	6.13%	08/31/2012
Class I (NAV)	(1.59)%	5.13%	7.17%	08/31/2012
Class I2 (NAV)	(1.38)%	5.22%	7.30%	08/31/2012
Class I3 (NAV)	(1.38)%	5.23%	6.41%	03/10/2017
Class R (NAV)	(1.96)%	4.69%	5.86%	03/10/2017
Class R4 (NAV)	(1.57)%	5.12%	6.26%	03/10/2017
Class R6 (NAV)	(1.38)%	5.22%	7.37%	07/25/2016

(A) The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with higher price-to-value ratios and higher forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks may be particularly susceptible to larger price swings or to adverse developments. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$933.30	$6.90	$1,018.10	$7.12	1.40%
Class C	1,000.00	929.80	10.47	1,014.50	10.82	2.13
Class I	1,000.00	934.50	5.42	1,019.70	5.60	1.10
Class I2	1,000.00	934.80	4.93	1,020.20	5.09	1.00
Class I3	1,000.00	936.30	4.93	1,020.20	5.09	1.00
Class R	1,000.00	932.10	7.38	1,017.60	7.63	1.50
Class R4	1,000.00	934.10	5.67	1,019.40	5.85	1.15
Class R6	1,000.00	936.30	4.93	1,020.20	5.09	1.00

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

(unaudited)

Asset Allocation	Percentage of Net Assets
Common Stocks	87.7%
Repurchase Agreement	3.7
Net Other Assets (Liabilities)	8.6
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 87.7%
Aerospace & Defense - 2.3%
AerSale Corp. (A)	126,450	$1,933,420
Mercury Systems, Inc. (A)	36,369	1,308,557

		3,241,977

Banks - 4.7%
Cadence Bank	71,205	1,508,122
Home BancShares, Inc.	147,041	3,006,988
Triumph Financial, Inc.	35,615	2,217,034

		6,732,144

Biotechnology - 0.6%
Avid Bioservices, Inc. (A)	145,381	894,093

Building Products - 1.3%
AZEK Co., Inc. (A)	72,522	1,900,076

Chemicals - 0.7%
Quaker Chemical Corp.	7,420	1,066,402

Commercial Services & Supplies - 3.5%
Aris Water Solutions, Inc., Class A	165,970	1,385,850
Casella Waste Systems, Inc., Class A (A)	47,000	3,546,150

		4,932,000

Construction & Engineering - 0.9%
WillScot Mobile Mini Holdings Corp. (A)	34,190	1,347,428

Consumer Staples Distribution & Retail - 2.9%
Grocery Outlet Holding Corp. (A)	151,937	4,204,097

Diversified Consumer Services - 1.7%
OneSpaWorld Holdings Ltd. (A)	226,120	2,369,738

Electronic Equipment, Instruments & Components - 0.6%
Napco Security Technologies, Inc.	47,159	866,311

Energy Equipment & Services - 0.9%
Dril-Quip, Inc. (A)	56,204	1,217,379

Financial Services - 1.9%
I3 Verticals, Inc., Class A (A)	64,457	1,208,569
Repay Holdings Corp. (A)	253,872	1,520,693

		2,729,262

Food Products - 0.9%
Sovos Brands, Inc. (A)	62,200	1,350,362

Ground Transportation - 1.9%
Saia, Inc. (A)	7,490	2,685,090

Health Care Equipment & Supplies - 5.7%
CONMED Corp.	36,024	3,510,899
LeMaitre Vascular, Inc.	77,312	3,755,817
Neogen Corp. (A)	54,114	805,757

		8,072,473

Health Care Providers & Services - 4.5%
Amedisys, Inc. (A)	21,210	1,940,503
Chemed Corp.	5,200	2,925,780
Option Care Health, Inc. (A)	57,846	1,604,070

		6,470,353

Health Care Technology - 2.1%
Certara, Inc. (A)	13,723	167,283
Simulations Plus, Inc.	81,159	2,862,478

		3,029,761

Hotels, Restaurants & Leisure - 3.1%
Texas Roadhouse, Inc.	44,100	4,477,914

	Shares	Value

COMMON STOCKS (continued)
Household Durables - 2.7%
Skyline Champion Corp. (A)	28,900	$ 1,694,407
TopBuild Corp. (A)	9,418	2,154,462

		3,848,869

IT Services - 1.0%
Endava PLC, ADR (A)	28,078	1,408,392

Life Sciences Tools & Services - 5.6%
Medpace Holdings, Inc. (A)	14,760	3,581,809
Mesa Laboratories, Inc.	20,444	1,918,261
Repligen Corp. (A)	18,627	2,506,449

		8,006,519

Machinery - 1.0%
Federal Signal Corp.	24,520	1,423,141

Oil, Gas & Consumable Fuels - 9.0%
Earthstone Energy, Inc., Class A (A)	216,414	4,581,484
Excelerate Energy, Inc., Class A	172,390	2,451,386
Permian Resources Corp.	401,557	5,850,686

		12,883,556

Personal Care Products - 2.9%
Coty, Inc., Class A (A)	173,815	1,628,647
elf Beauty, Inc. (A)	26,753	2,478,130

		4,106,777

Pharmaceuticals - 1.3%
ANI Pharmaceuticals, Inc. (A)	30,136	1,860,597

Professional Services - 2.8%
WNS Holdings Ltd., ADR (A)	73,045	3,967,804

Semiconductors & Semiconductor Equipment - 1.2%
PDF Solutions, Inc. (A)	22,699	602,204
Silicon Laboratories, Inc. (A)	11,821	1,089,660

		1,691,864

Software - 13.3%
Appfolio, Inc., Class A (A)	15,597	2,925,529
DoubleVerify Holdings, Inc. (A)	77,079	2,145,109
Guidewire Software, Inc. (A)	18,435	1,661,547
Model N, Inc. (A)	64,803	1,561,752
Pegasystems, Inc.	51,802	2,214,017
Qualys, Inc. (A)	31,062	4,750,933
Workiva, Inc. (A)	42,230	3,677,811

		18,936,698

Specialty Retail - 2.9%
America’s Car-Mart, Inc. (A)	18,590	1,245,158
Boot Barn Holdings, Inc. (A)	41,220	2,864,790

		4,109,948

Textiles, Apparel & Luxury Goods - 1.8%
Oxford Industries, Inc.	12,182	1,028,161
Steven Madden Ltd.	46,922	1,538,572

		2,566,733

Trading Companies & Distributors - 2.0%
SiteOne Landscape Supply, Inc. (A)	20,330	2,800,864

Total Common Stocks (Cost $112,082,023)		125,198,622

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
REPURCHASE AGREEMENT - 3.7%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $5,382,576 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $5,489,893.	$5,382,202	$ 5,382,202

Total Repurchase Agreement (Cost $5,382,202)		5,382,202

Total Investments (Cost $117,464,225)		130,580,824
Net Other Assets (Liabilities) - 8.6%		12,215,935

Net Assets - 100.0%		$142,796,759

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$125,198,622	$—	$—	$125,198,622
Repurchase Agreement	—	5,382,202	—	5,382,202

Total Investments	$125,198,622	$5,382,202	$—	$130,580,824

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $112,082,023)	$125,198,622
Repurchase agreement, at value (cost $5,382,202)	5,382,202
Receivables and other assets:
Investments sold	1,620,734
Shares of beneficial interest sold	12,042,292
Dividends	4,869
Interest	374
Total assets	144,249,093

Liabilities:
Payables and other liabilities:
Investments purchased	1,260,744
Shares of beneficial interest redeemed	43,979
Investment management fees	96,483
Distribution and service fees	9,458
Transfer agent fees	5,447
Trustee and CCO fees	39
Audit and tax fees	24,490
Custody fees	3,335
Legal fees	1,644
Printing and shareholder reports fees	2,683
Registration fees	1,118
Other accrued expenses	2,914
Total liabilities	1,452,334
Net assets	$142,796,759

Net assets consist of:
Paid-in capital	$125,328,131
Total distributable earnings (accumulated losses)	17,468,628
Net assets	$142,796,759

Net assets by class:
Class A	$12,854,462
Class C	1,567,019
Class I	19,646,894
Class I2	74,346,954
Class I3	17,942,136
Class R	10,879,707
Class R4	157,125
Class R6	5,402,462
Shares outstanding (unlimited shares, no par value):
Class A	2,417,352
Class C	358,846
Class I	3,439,301
Class I2	12,642,033
Class I3	3,053,799
Class R	1,931,901
Class R4	27,043
Class R6	919,020
Net asset value per share: (A)
Class A	$5.32
Class C	4.37
Class I	5.71
Class I2	5.88
Class I3	5.88
Class R	5.63
Class R4	5.81
Class R6	5.88
Maximum offering price per share: (B)
Class A	$5.63

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and Class C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$697,355
Interest income	113,220
Net income from securities lending	7,634
Total investment income	818,209

Expenses:
Investment management fees	1,289,455
Distribution and service fees:
Class A	34,995
Class C	19,027
Class R	63,020
Class R4	388
Transfer agent fees:
Class A	29,839
Class C	4,260
Class I	21,465
Class I2	5,329
Class I3	1,666
Class R	278
Class R4	12
Class R6	434
Trustee and CCO fees	5,512
Audit and tax fees	27,823
Custody fees	20,171
Legal fees	9,288
Printing and shareholder reports fees	11,583
Registration fees	103,581
Other	27,916
Total expenses before waiver and/or reimbursement and recapture	1,676,042
Expenses waived and/or reimbursed:
Class A	(10,201)
Class C	(1,987)
Class I	(5,024)
Class I2	(18,003)
Class I3	(5,784)
Class R	(1,821)
Class R4	(183)
Class R6	(1,511)
Recapture of previously waived and/or reimbursed fees:
Class A	88
Class C	27
Class I	2,203
Class I2	6,223
Class I3	2,101
Class R	665
Class R4	2
Class R6	551
Net expenses	1,643,388

Net investment income (loss)	(825,179)

Net realized gain (loss) on:
Investments	8,670,518

Net change in unrealized appreciation (depreciation) on:
Investments	(9,343,911)
Net realized and change in unrealized gain (loss)	(673,393)
Net increase (decrease) in net assets resulting from operations	$(1,498,572)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$(825,179)	$(1,237,425)
Net realized gain (loss)	8,670,518	4,117,204
Net change in unrealized appreciation (depreciation)	(9,343,911)	(78,562,751)
Net increase (decrease) in net assets resulting from operations	(1,498,572)	(75,682,972)

Dividends and/or distributions to shareholders:
Class A	(575,278)	(2,597,814)
Class C	(98,872)	(535,322)
Class I	(824,355)	(4,898,026)
Class I2	(2,704,642)	(11,238,704)
Class I3	(858,155)	(3,249,291)
Class R	(546,657)	(2,162,203)
Class R4	(5,095)	(24,764)
Class R6	(211,342)	(777,574)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(5,824,396)	(25,483,698)

Capital share transactions:
Proceeds from shares sold:
Class A	2,040,434	1,535,400
Class C	98,206	222,261
Class I	5,979,690	11,491,742
Class I2	24,028,622	20,332,008
Class I3	437,610	2,038,499
Class R	631,013	1,646,115
Class R4	35,053	36,191
Class R6	258,646	7,642,387
33,509,274	44,944,603
Dividends and/or distributions reinvested:
Class A	573,797	2,591,761
Class C	98,872	535,322
Class I	824,112	4,896,580
Class I2	1,220,897	5,031,351
Class I3	858,155	3,249,291
Class R	546,657	2,162,203
Class R4	5,095	24,764
Class R6	211,342	777,574
4,338,927	19,268,846
Cost of shares redeemed:
Class A	(3,463,432)	(5,315,069)
Class C	(429,370)	(1,084,240)
Class I	(7,201,751)	(24,538,310)
Class I2	(18,318,276)	(50,218,553)
Class I3	(4,862,030)	(4,665,834)
Class R	(3,432,273)	(2,799,177)
Class R4	(61,707)	(24,184)
Class R6	(264,286)	(256,648)
(38,033,125)	(88,902,015)
Automatic conversions:
Class A	125,198	209,757
Class C	(125,198)	(209,757)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(184,924)	(24,688,566)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	1,112	(A)
Class C	—	5,169	(A)
—	6,281
Net increase (decrease) in net assets	(7,507,892)	(125,848,955)

Net assets:
Beginning of year	150,304,651	276,153,606
End of year	$142,796,759	$150,304,651

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	351,081	225,423
Class C	20,802	36,203
Class I	974,651	1,571,710
Class I2	3,955,181	2,856,818
Class I3	67,630	324,270
Class R	103,064	223,486
Class R4	5,604	5,502
Class R6	41,363	815,254
	5,519,376	6,058,666
Shares reinvested:
Class A	109,294	336,592
Class C	22,781	82,867
Class I	146,379	597,144
Class I2	210,863	597,548
Class I3	148,213	386,360
Class R	98,143	265,301
Class R4	889	2,969
Class R6	36,501	92,348
	773,063	2,361,129
Shares redeemed:
Class A	(606,714)	(786,713)
Class C	(90,245)	(200,958)
Class I	(1,186,883)	(3,676,231)
Class I2	(2,900,380)	(6,464,251)
Class I3	(776,613)	(610,467)
Class R	(589,595)	(390,438)
Class R4	(9,729)	(3,614)
Class R6	(40,770)	(37,950)
	(6,200,929)	(12,170,622)
Automatic conversions:
Class A	21,511	30,720
Class C	(26,130)	(36,608)
	(4,619)	(5,888)
Net increase (decrease) in shares outstanding:
Class A	(124,828)	(193,978)
Class C	(72,792)	(118,496)
Class I	(65,853)	(1,507,377)
Class I2	1,265,664	(3,009,885)
Class I3	(560,770)	100,163
Class R	(388,388)	98,349
Class R4	(3,236)	4,857
Class R6	37,094	869,652
	86,891	(3,756,715)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$5.66	$9.13		$6.55	$6.43	$6.51

Investment operations:
Net investment income (loss) (A)	(0.05)	(0.06)		(0.07)	(0.07)	(0.05)
Net realized and unrealized gain (loss)	(0.05)	(2.44)		3.32	0.65	0.61
Total investment operations	(0.10)	(2.50)		3.25	0.58	0.56
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)		(0.67)	(0.46)	(0.64)

Net asset value, end of year	$5.32	$5.66		$9.13	$6.55	$6.43
Total return (D)	(1.70)%	(30.18	)%(C)	51.78%	9.34%	11.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,854	$14,396		$24,973	$16,017	$14,777
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.47%	1.42%		1.34%	1.42%	1.47%
Including waiver and/or reimbursement and recapture	1.40%	1.40%		1.38%	1.40%	1.35%
Net investment income (loss) to average net assets	(0.85)%	(0.94)%		(0.91)%	(1.07)%	(0.81)%
Portfolio turnover rate	37%	38%		40%	69%	72%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$4.73	$7.83		$5.73	$5.72		$5.91

Investment operations:
Net investment income (loss) (A)	(0.07)	(0.10)		(0.12)	(0.10)		(0.09)
Net realized and unrealized gain (loss)	(0.05)	(2.04)		2.89	0.57		0.54
Total investment operations	(0.12)	(2.14)		2.77	0.47		0.45
Contributions from affiliate	—	0.01	(B)	—	—		—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)		(0.67)	(0.46)		(0.64)

Net asset value, end of year	$4.37	$4.73		$7.83	$5.73		$5.72
Total return (C)	(2.50)%	(30.50	)%(B)	50.73%	8.52%		10.28%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,567	$2,041		$4,305	$3,771		$4,131
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.23%	2.16%		2.08%	2.15%		2.19%
Including waiver and/or reimbursement and recapture	2.13%	2.14%		2.11%	2.15	%(D)	2.10%
Net investment income (loss) to average net assets	(1.58)%	(1.69)%		(1.64)%	(1.81)%		(1.55)%
Portfolio turnover rate	37%	38%		40%	69%		72%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.20%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.05	$9.65	$6.87	$6.71	$6.74

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.05)	(0.05)	(0.05)	(0.03)
Net realized and unrealized gain (loss)	(0.07)	(2.58)	3.50	0.67	0.64
Total investment operations	(0.10)	(2.63)	3.45	0.62	0.61
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)	(0.64)

Net asset value, end of year	$5.71	$6.05	$9.65	$6.87	$6.71
Total return	(1.59)%	(29.87)%	52.32%	9.56%	11.50%

Ratio and supplemental data:
Net assets end of year (000’s)	$19,647	$21,199	$48,376	$35,706	$37,424
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.11%	1.09%	1.06%	1.09%	1.13%
Including waiver and/or reimbursement and recapture	1.10%	1.08%	1.06%	1.09%	1.07%
Net investment income (loss) to average net assets	(0.55)%	(0.64)%	(0.59)%	(0.76)%	(0.54)%
Portfolio turnover rate	37%	38%	40%	69%	72%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.21	$9.88	$7.02	$6.83		$6.85

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.04)	(0.05)		(0.03)
Net realized and unrealized gain (loss)	(0.06)	(2.66)	3.57	0.70		0.65
Total investment operations	(0.09)	(2.70)	3.53	0.65		0.62
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)		(0.64)

Net asset value, end of year	$5.88	$6.21	$9.88	$7.02		$6.83
Total return	(1.38)%	(29.89)%	52.35%	9.85%		11.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$74,348	$70,676	$142,112	$79,099		$53,600
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	0.99%	0.96%	1.00%		1.04%
Including waiver and/or reimbursement and recapture	1.00%	0.99%	0.97%	1.00	%(B)	1.00%
Net investment income (loss) to average net assets	(0.45)%	(0.54)%	(0.49)%	(0.69)%		(0.46)%
Portfolio turnover rate	37%	38%	40%	69%		72%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.21	$9.87	$7.01	$6.83		$6.84

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.05)	(0.04)		(0.03)
Net realized and unrealized gain (loss)	(0.06)	(2.65)	3.58	0.68		0.66
Total investment operations	(0.09)	(2.69)	3.53	0.64		0.63
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)		(0.64)

Net asset value, end of year	$5.88	$6.21	$9.87	$7.01		$6.83
Total return	(1.38)%	(29.81)%	52.42%	9.69%		11.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$17,942	$22,433	$34,682	$28,089		$26,997
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.00%	0.96%	1.00%		1.04%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.99%	1.00	%(B)	0.99%
Net investment income (loss) to average net assets	(0.45)%	(0.53)%	(0.51)%	(0.67)%		(0.46)%
Portfolio turnover rate	37%	38%	40%	69%		72%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement and recapture rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$5.99	$9.60	$6.87	$6.72	$6.79

Investment operations:
Net investment income (loss) (A)	(0.06)	(0.07)	(0.08)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	(0.06)	(2.57)	3.48	0.69	0.63
Total investment operations	(0.12)	(2.64)	3.40	0.61	0.57
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)	(0.64)

Net asset value, end of year	$5.63	$5.99	$9.60	$6.87	$6.72
Total return	(1.96)%	(30.16)%	51.54%	9.38%	10.78%

Ratio and supplemental data:
Net assets end of year (000’s)	$10,880	$13,897	$21,336	$14,838	$15,869
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.51%	1.49%	1.46%	1.49%	1.53%
Including waiver and/or reimbursement and recapture	1.50%	1.49%	1.46%	1.49%	1.49%
Net investment income (loss) to average net assets	(0.95)%	(1.03)%	(0.98)%	(1.15)%	(0.94)%
Portfolio turnover rate	37%	38%	40%	69%	72%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.15	$9.80	$6.98	$6.80	$6.81

Investment operations:
Net investment income (loss) (A)	(0.04)	(0.05)	(0.06)	(0.05)	(0.02)
Net realized and unrealized gain (loss)	(0.06)	(2.63)	3.55	0.69	0.65
Total investment operations	(0.10)	(2.68)	3.49	0.64	0.63
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)	(0.64)

Net asset value, end of year	$5.81	$6.15	$9.80	$6.98	$6.80
Total return	(1.57)%	(29.93)%	52.06%	9.74%	11.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$157	$186	$249	$93	$252
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.27%	1.25%	1.21%	1.25%	1.29%
Including waiver and/or reimbursement and recapture	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income (loss) to average net assets	(0.60)%	(0.69)%	(0.65)%	(0.77)%	(0.38)%
Portfolio turnover rate	37%	38%	40%	69%	72%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.21	$9.87	$7.01	$6.83	$6.85

Investment operations:
Net investment income (loss) (A)	(0.03)	(0.04)	(0.04)	(0.04)	(0.03)
Net realized and unrealized gain (loss)	(0.06)	(2.65)	3.57	0.68	0.65
Total investment operations	(0.09)	(2.69)	3.53	0.64	0.62
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.24)	(0.97)	(0.67)	(0.46)	(0.64)

Net asset value, end of year	$5.88	$6.21	$9.87	$7.01	$6.83
Total return	(1.38)%	(29.82)%	52.42%	9.69%	11.48%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,402	$5,477	$121	$80	$72
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.02%	1.00%	0.96%	1.00%	1.03%
Including waiver and/or reimbursement and recapture	1.00%	1.00%	0.96%	1.00%	1.00%
Net investment income (loss) to average net assets	(0.45)%	(0.54)%	(0.48)%	(0.66)%	(0.46)%
Portfolio turnover rate	37%	38%	40%	69%	72%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small Cap Growth (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 57,290,060	40.12%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $300 million	0.87%
Over $300 million	0.83

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.40%	March 1, 2024
Class C	2.13	March 1, 2024
Class I	1.10	March 1, 2024
Class I2, Class I3, Class R6	1.00	March 1, 2024
Class R	1.54	March 1, 2024
Class R4	1.15	March 1, 2024
Prior to March 1, 2023
Class R	1.55

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$2,190	$10,189	$12,379
Class C	—	619	1,979	2,598
Class I	—	769	5,024	5,793
Class I2	—	—	11,780	11,780
Class I3	—	—	3,683	3,683
Class R4	136	194	183	513
Class R6	—	—	960	960

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$14,267	$—
Class C	—	76

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 62,209	$ 5,273

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 53,056,188	$ —	$ 71,376,739	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to basis adjustments due to prior year merger and net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1,001,002)	$ 1,001,002

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 119,721,656	$ 29,573,872	$ (18,714,704)	$ 10,859,168

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ 5,824,396	$ —	$ 4,499,087	$ —	$ 20,984,611	$ —

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ 7,339,537	$ —	$ (681,740)	$ (48,337)	$ 10,859,168

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small Cap Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small Cap Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a long-term capital gain designation of $5,824,396 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Small Cap Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Ranger Investment Management, L.P. (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was in line with the median for its peer universe for the past 10-year period and below the median for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3-, 5- and 10-year periods and below its benchmark for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and above the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS

(2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA SCG 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Small Cap Value

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Small Cap Value

(unaudited)

MARKET ENVIRONMENT

The market environment for the Fund during the one-year period ended October 31, 2023 proved to be a difficult and unforgiving market for U.S. small cap value stocks. There were several macro-economic forces that negatively impacted the small cap value space.

The initial battle against persistent inflation caused the U.S. Federal Reserve (“Fed”) to move to a hawkish stance and implement a very steep series of interest rate hikes. These rate hikes caused depositors to seek higher cash savings rates and we saw a new banking crisis unfold in the late first quarter 2023 as several banks went under from this phenomenon. The effect of these failures impacted small cap value stocks in several ways. The first was direct pressure on the financial sectors which make up a large portion of the benchmark and the Fund. Next, we saw investors systemically flee all other equity styles and the emergence of the Magnificent Seven mega cap growth stocks gathering tremendous outperformance, correspondingly pulling large cap and growth indices higher. This created one of the narrowest markets ever observed in market history. Later in the year we saw a surge in energy prices as a safe haven, and that caused energy stocks to perform well while all other sectors continued to decline. As a result of these combined effects, we saw small value stocks dramatically lag relative to the rest of the market and we saw the Fund’s stylistically pure value approach lag the benchmark for the one-year period ended October 31, 2023.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Small Cap Value (Class R4) returned -13.32%. By comparison, its benchmark, the Russell 2000® Value Index, returned -9.93%.

STRATEGY REVIEW

The Fund focuses on companies that are believed to be mispriced relative to their sector peers and have a fundamental story that supports a pathway for the business to return to a higher valuation.

The Fund underperformed its benchmark for the fiscal year ended October 31, 2023.

As the entire U.S. small cap value equity space struggled, the Fund also had a difficult time gathering both absolute and relative performance for the one-year period. The negative environment saw the Russell 2000® Value Index underperform the Russell 1000® Growth Index. This very narrow market pushed both the relative performance gap and the valuation gap of growth versus value and small cap versus large cap to near record levels again. The Fund’s approach in times like this is to remain stylistically pure and carefully add positions that we feel are best positioned for a potential value recovery and rotation.

Most sectors were negative for the Fund over the past year. On an absolute basis our consumer staples holdings were the top performers for the year. This outperformance in this smaller sector was dominated by two of our holdings (Dole PLC and Andersons, Inc.) that both enjoyed strong recoveries. We should also note that the energy sector was a strong absolute performing sector during the period. There was a large step up in the energy sector weight during the annual rebalance of the benchmark in June. While we added weight to this sector we did so in a measured way. This measured approach cost us some relative performance as the Fund was underweight in an outperforming sector. However, our stock selection helped close the performance gap. By the end of the performance period on a contributed basis, the Fund did give up a small amount of relative performance in this sector due to being underweight on average.

The relative weakness within the Fund was primarily in the financial and real estate sectors which account for close to 33% of the Fund’s holdings. The Fund’s financial and real estate investment trust (“REIT”) holdings fell during the period. The Fund’s bank holdings were more exposed to the selling spurred on by the banking crisis, as on average the Fund’s bank holdings were larger and more liquid and therefore more exposed to short-selling pressure. On the REIT side, the Fund’s positions were more pro-cyclical in nature where valuations are much more attractive. Higher priced REITS that are in hot areas like data centers or in more defensive end markets held up far better.

Jason R. Ballsrud, CFA

Tasso H. Coin, Jr., CFA

Douglas G. Pugh, CFA

Co-Portfolio Managers

Peregrine Capital Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(18.18)%	1.03%	0.81%	04/21/2017
Class A (NAV)	(13.43)%	2.18%	1.68%	04/21/2017
Class C (POP)	(14.69)%	1.54%	1.00%	04/21/2017
Class C (NAV)	(13.99)%	1.54%	1.00%	04/21/2017
Class I (NAV)	(13.10)%	2.51%	1.99%	04/21/2017
Class I2 (NAV)	(13.13)%	2.57%	2.04%	04/21/2017
Class I3 (NAV)	(13.12)%	2.53%	2.05%	04/21/2017
Class R (NAV)	(13.54)%	2.06%	1.56%	04/21/2017
Class R4 (NAV)	(13.32)%	2.31%	3.33%	01/23/2003
Russell 2000® Value Index (A)	(9.93)%	3.26%	5.20%
Class R6 (NAV)	(13.15)%	2.55%	2.03%	04/21/2017

(A) The Russell 2000® Value Index measures the performance of small-cap value segment of the U.S. equity universe, and is comprised of Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2, I3, R, R4 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the Fund fall, the value of the Fund will decline. Small capitalization companies may have less experienced management, unpredictable earnings growth, and limited product lines, which can cause their share prices to fluctuate more than those of larger firms. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$911.90	$6.28	$1,018.70	$6.56	1.29%
Class C	1,000.00	909.50	9.88	1,015.00	10.31	2.03
Class I	1,000.00	913.80	4.73	1,020.30	4.94	0.97
Class I2	1,000.00	913.80	4.29	1,020.80	4.48	0.88
Class I3	1,000.00	912.40	4.24	1,020.80	4.43	0.87
Class R	1,000.00	910.50	6.67	1,018.30	6.97	1.37
Class R4	1,000.00	912.40	5.36	1,019.70	5.60	1.10
Class R6	1,000.00	913.00	4.24	1,020.80	4.43	0.87

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)

Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	92.2%
Repurchase Agreement	2.6
Other Investment Company	1.5
Net Other Assets (Liabilities)	3.7
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 92.2%
Automobile Components - 1.6%
Phinia, Inc.	89,120	$2,306,426
Stoneridge, Inc. (A)	76,501	1,244,671

		3,551,097

Automobiles - 1.1%
Winnebago Industries, Inc.	43,544	2,523,375

Banks - 15.7%
Ameris Bancorp	58,805	2,193,427
Associated Banc-Corp.	106,320	1,723,447
Banc of California, Inc. (B)	157,204	1,762,257
Banner Corp.	40,476	1,708,492
Columbia Banking System, Inc.	111,078	2,184,904
Enterprise Financial Services Corp.	47,554	1,653,453
FB Financial Corp.	66,024	1,939,125
First Bancorp	59,434	1,724,775
First Interstate BancSystem, Inc., Class A	87,119	2,009,835
Independent Bank Group, Inc.	54,229	1,916,995
National Bank Holdings Corp., Class A	75,518	2,354,651
Pacific Premier Bancorp, Inc.	85,211	1,619,009
Pinnacle Financial Partners, Inc.	30,101	1,877,098
Renasant Corp.	73,036	1,781,348
Simmons First National Corp., Class A	105,633	1,501,045
Texas Capital Bancshares, Inc. (A)	34,231	1,884,759
United Community Banks, Inc.	82,780	1,828,610
Western Alliance Bancorp	45,764	1,880,901
Wintrust Financial Corp.	30,115	2,249,289

		35,793,420

Biotechnology - 0.5%
Coherus Biosciences, Inc. (A)	358,516	1,201,029

Chemicals - 1.5%
Cabot Corp.	29,605	1,968,140
Livent Corp. (A) (B)	93,259	1,360,649

		3,328,789

Commercial Services & Supplies - 2.0%
BrightView Holdings, Inc. (A)	220,136	1,483,717
VSE Corp.	56,995	3,066,331

		4,550,048

Construction & Engineering - 0.9%
MasTec, Inc. (A)	32,761	1,947,314

Construction Materials - 1.0%
Summit Materials, Inc., Class A (A)	66,851	2,199,398

Consumer Finance - 1.0%
Encore Capital Group, Inc. (A)	32,592	1,228,066
PRA Group, Inc. (A)	93,857	1,155,380

		2,383,446

Consumer Staples Distribution & Retail - 1.1%
Andersons, Inc.	48,014	2,406,942

Diversified Consumer Services - 1.8%
Adtalem Global Education, Inc. (A)	79,114	4,098,105

Electric Utilities - 0.9%
ALLETE, Inc.	37,532	2,009,463

Electronic Equipment, Instruments & Components - 2.0%
Crane NXT Co.	43,476	2,260,752
ScanSource, Inc. (A)	75,709	2,301,554

		4,562,306

	Shares	Value
COMMON STOCKS (continued)
Energy Equipment & Services - 1.4%
Liberty Energy, Inc.	162,791	$ 3,206,983

Entertainment - 1.1%
IMAX Corp. (A)	139,643	2,542,899

Gas Utilities - 1.0%
Southwest Gas Holdings, Inc.	39,308	2,303,842

Ground Transportation - 1.1%
Ryder System, Inc.	25,965	2,532,626

Health Care Equipment & Supplies - 2.7%
Inmode Ltd. (A)	83,796	1,600,504
Lantheus Holdings, Inc. (A)	69,579	4,494,803

		6,095,307

Health Care Providers & Services - 2.4%
AMN Healthcare Services, Inc. (A)	20,674	1,568,330
Patterson Cos., Inc.	71,059	2,164,457
Premier, Inc., Class A	83,621	1,607,195

		5,339,982

Health Care REITs - 0.9%
Community Healthcare Trust, Inc.	69,671	1,997,468

Hotel & Resort REITs - 1.7%
Park Hotels & Resorts, Inc.	174,343	2,010,175
Pebblebrook Hotel Trust	162,175	1,934,747

		3,944,922

Hotels, Restaurants & Leisure - 4.3%
Brinker International, Inc. (A)	101,260	3,434,739
Golden Entertainment, Inc.	63,936	2,005,033
Penn Entertainment, Inc. (A)	107,452	2,120,028
Six Flags Entertainment Corp. (A)	105,663	2,102,694

		9,662,494

Household Durables - 2.9%
Century Communities, Inc.	47,632	2,929,368
Helen of Troy Ltd. (A)	17,356	1,706,442
Taylor Morrison Home Corp. (A)	51,488	1,973,020

		6,608,830

Industrial REITs - 1.0%
Innovative Industrial Properties, Inc.	30,916	2,220,696

Insurance - 2.6%
Hanover Insurance Group, Inc.	18,610	2,181,278
James River Group Holdings Ltd.	104,344	1,434,730
Selective Insurance Group, Inc.	21,828	2,272,513

		5,888,521

Machinery - 2.7%
Astec Industries, Inc.	34,809	1,393,753
Barnes Group, Inc.	92,446	1,921,952
Wabash National Corp.	136,455	2,823,254

		6,138,959

Media - 0.8%
Thryv Holdings, Inc. (A)	101,006	1,760,535

Metals & Mining - 1.8%
Carpenter Technology Corp.	37,942	2,379,722
Compass Minerals International, Inc.	71,813	1,769,472

		4,149,194

Mortgage Real Estate Investment Trusts - 1.7%
Dynex Capital, Inc.	174,697	1,753,958

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Mortgage Real Estate Investment Trusts (continued)
Redwood Trust, Inc.	350,461	$ 2,200,895

		3,954,853

Multi-Utilities - 1.0%
Avista Corp.	71,925	2,279,303

Office REITs - 0.7%
Cousins Properties, Inc.	94,131	1,682,121

Oil, Gas & Consumable Fuels - 7.2%
Callon Petroleum Co. (A)	64,238	2,399,289
CNX Resources Corp. (A)	121,753	2,644,475
Delek US Holdings, Inc.	91,528	2,411,763
Earthstone Energy, Inc., Class A (A)	160,842	3,405,025
Northern Oil & Gas, Inc.	76,661	2,939,183
Talos Energy, Inc. (A)	173,085	2,682,818

		16,482,553

Passenger Airlines - 0.3%
Frontier Group Holdings, Inc. (A) (B)	210,464	713,473

Pharmaceuticals - 1.2%
Collegium Pharmaceutical, Inc. (A)	120,344	2,618,685

Real Estate Management & Development - 0.9%
Tricon Residential, Inc.	303,259	2,010,607

Residential REITs - 2.1%
Centerspace	39,567	1,922,165
Independence Realty Trust, Inc.	163,989	2,031,823
NexPoint Residential Trust, Inc.	30,124	813,047

		4,767,035

Retail REITs - 0.8%
SITE Centers Corp.	160,787	1,874,776

Semiconductors & Semiconductor Equipment - 1.8%
Alpha & Omega Semiconductor Ltd. (A)	69,620	1,651,387
SMART Global Holdings, Inc. (A)	179,599	2,460,506

		4,111,893

Software - 1.3%
A10 Networks, Inc.	206,982	2,249,894
Digital Turbine, Inc. (A)	132,915	630,017

		2,879,911

Specialized REITs - 1.9%
Outfront Media, Inc.	232,492	2,269,122
PotlatchDeltic Corp.	49,363	2,115,204

		4,384,326

Specialty Retail - 4.7%
1-800-Flowers.com, Inc., Class A (A)	230,693	1,732,505

	Shares	Value
COMMON STOCKS (continued)
Specialty Retail (continued)
Asbury Automotive Group, Inc. (A)	15,278	$ 2,923,751
MarineMax, Inc. (A)	56,456	1,545,765
Urban Outfitters, Inc. (A)	73,690	2,551,148
Victoria’s Secret & Co. (A)	111,190	1,988,077

		10,741,246

Textiles, Apparel & Luxury Goods - 1.1%
PVH Corp.	34,648	2,576,079

Trading Companies & Distributors - 6.0%
Air Lease Corp.	58,236	2,016,713
FTAI Aviation Ltd.	54,116	2,035,303
GATX Corp.	21,809	2,280,785
GMS, Inc. (A)	49,185	2,876,339
Rush Enterprises, Inc., Class A	68,647	2,442,460
Titan Machinery, Inc. (A)	81,203	2,017,082

		13,668,682

Total Common Stocks (Cost $215,008,839)		209,693,533

OTHER INVESTMENT COMPANY - 1.5%
Securities Lending Collateral - 1.5%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (C)	3,342,269	3,342,269

Total Other Investment Company (Cost $3,342,269)		3,342,269

	Principal	Value
REPURCHASE AGREEMENT - 2.6%
Fixed Income Clearing Corp., 2.50% (C), dated 10/31/2023, to be repurchased at $5,968,328 on 11/01/2023. Collateralized by U.S. Government Obligations, 0.63% - 5.00%, due 10/31/2025 - 01/15/2026, and with a total value of $6,086,919.	$5,967,500	5,967,500

Total Repurchase Agreement (Cost $5,967,500)		5,967,500

Total Investments (Cost $224,318,608)		219,003,302
Net Other Assets (Liabilities) - 3.7%		8,418,330

Net Assets - 100.0%		$227,421,632

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$209,693,533	$—	$—	$209,693,533
Other Investment Company	3,342,269	—	—	3,342,269
Repurchase Agreement	—	5,967,500	—	5,967,500

Total Investments	$213,035,802	$5,967,500	$—	$219,003,302

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,667,229, collateralized by cash collateral of $3,342,269 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $427,046. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Rates disclosed reflect the yields at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $218,351,108) (including securities loaned of $3,667,229)	$213,035,802
Repurchase agreement, at value (cost $5,967,500)	5,967,500
Receivables and other assets:
Net income from securities lending	790
Shares of beneficial interest sold	12,000,686
Dividends	72,532
Interest	415
Total assets	231,077,725

Liabilities:
Cash collateral received upon return of:
Securities on loan	3,342,269
Payables and other liabilities:
Shares of beneficial interest redeemed	55,489
Investment management fees	208,896
Distribution and service fees	4,479
Transfer agent fees	4,297
Trustee and CCO fees	86
Audit and tax fees	24,869
Custody fees	5,312
Legal fees	4,019
Printing and shareholder reports fees	1,550
Registration fees	976
Other accrued expenses	3,851
Total liabilities	3,656,093
Net assets	$227,421,632

Net assets consist of:
Paid-in capital	$236,576,503
Total distributable earnings (accumulated losses)	(9,154,871)
Net assets	$227,421,632

Net assets by class:
Class A	$6,956,891
Class C	431,242
Class I	13,414,781
Class I2	179,319,268
Class I3	16,634,656
Class R	5,387,991
Class R4	160,606
Class R6	5,116,197
Shares outstanding (unlimited shares, no par value):
Class A	1,494,204
Class C	97,652
Class I	2,814,949
Class I2	37,606,328
Class I3	3,470,495
Class R	1,126,586
Class R4	33,542
Class R6	1,058,362
Net asset value per share: (A)
Class A	$4.66
Class C	4.42
Class I	4.77
Class I2	4.77
Class I3	4.79
Class R	4.78
Class R4	4.79
Class R6	4.83
Maximum offering price per share: (B)
Class A	$4.93

(A)	Net asset value per share for Class C, I, I2, I3, R, R4 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$5,907,767
Interest income	153,325
Net income from securities lending	30,588
Withholding taxes on foreign income	(6,001)
Total investment income	6,085,679

Expenses:
Investment management fees	2,812,096
Distribution and service fees:
Class A	20,815
Class C	5,312
Class R	32,392
Class R4	453
Transfer agent fees:
Class A	14,080
Class C	881
Class I	16,652
Class I2	22,179
Class I3	1,656
Class R	144
Class R4	14
Class R6	435
Trustee and CCO fees	12,720
Audit and tax fees	30,811
Custody fees	33,246
Legal fees	22,359
Printing and shareholder reports fees	14,426
Registration fees	90,587
Other	36,626
Total expenses before waiver and/or reimbursement and recapture	3,167,884
Expenses waived and/or reimbursed:
Class A	(2,037)
Class I	(1,555)
Class I2	(26,383)
Class I3	(2,152)
Class R	(635)
Class R4	(55)
Class R6	(552)
Recapture of previously waived and/or reimbursed fees:
Class A	1,113
Class I	1,555
Class I2	26,383
Class I3	2,152
Class R	635
Class R4	23
Class R6	552
Net expenses	3,166,928

Net investment income (loss)	2,918,751

Net realized gain (loss) on:
Investments	(1,672,036)

Net change in unrealized appreciation (depreciation) on:
Investments	(41,628,843)
Net realized and change in unrealized gain (loss)	(43,300,879)
Net increase (decrease) in net assets resulting from operations	$(40,382,128)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$2,918,751	$3,873,664
Net realized gain (loss)	(1,672,036)	83,469,430
Net change in unrealized appreciation (depreciation)	(41,628,843)	(115,724,345)
Net increase (decrease) in net assets resulting from operations	(40,382,128)	(28,381,251)

Dividends and/or distributions to shareholders:
Class A	(1,545,782)	(4,183,063)
Class C	(99,263)	(354,420)
Class I	(2,858,762)	(8,326,531)
Class I2	(62,623,419)	(197,718,969)
Class I3	(4,080,999)	(13,815,188)
Class R	(1,233,535)	(3,911,096)
Class R4	(32,848)	(80,563)
Class R6	(1,072,102)	(3,294,623)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(73,546,710)	(231,684,453)

Capital share transactions:
Proceeds from shares sold:
Class A	1,349,870	1,853,504
Class C	57,412	122,783
Class I	893,288	2,512,828
Class I2	27,461,498	506,639
Class I3	272,250	1,448,104
Class R	346,677	1,141,244
Class R4	34,594	7,309
Class R6	255,136	7,520,537
30,670,725	15,112,948
Dividends and/or distributions reinvested:
Class A	1,545,782	4,183,063
Class C	99,263	354,420
Class I	2,858,762	8,326,531
Class I2	62,623,419	197,718,969
Class I3	4,080,999	13,815,188
Class R	1,233,535	3,911,096
Class R4	32,848	80,563
Class R6	1,072,102	3,294,623
73,546,710	231,684,453
Cost of shares redeemed:
Class A	(1,853,080)	(1,839,828)
Class C	(122,692)	(159,758)
Class I	(2,455,535)	(3,014,592)
Class I2	(175,771,340)	(261,189,149)
Class I3	(4,843,860)	(7,088,445)
Class R	(1,713,100)	(2,959,805)
Class R4	(9,490)	(14,231)
Class R6	(793,635)	(609,761)
(187,562,732)	(276,875,569)
Automatic conversions:
Class A	7,759	87,491
Class C	(7,759)	(87,491)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(83,345,297)	(30,078,168)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	2,311	(A)
Class C	—	3,058	(A)
—	5,369
Net increase (decrease) in net assets	(197,274,135)	(290,138,503)

Net assets:
Beginning of year	424,695,767	714,834,270
End of year	$227,421,632	$424,695,767

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	240,829	234,756
Class C	11,592	12,006
Class I	165,466	345,370
Class I2	5,188,446	71,798
Class I3	48,410	205,688
Class R	62,083	158,379
Class R4	5,082	1,015
Class R6	49,695	569,889
	5,771,603	1,598,901
Shares reinvested:
Class A	294,435	593,342
Class C	19,813	52,274
Class I	533,351	1,161,301
Class I2	11,683,474	27,575,867
Class I3	757,143	1,918,776
Class R	228,432	542,454
Class R4	6,094	11,174
Class R6	197,440	454,431
	13,720,182	32,309,619
Shares redeemed:
Class A	(350,107)	(248,319)
Class C	(23,196)	(20,974)
Class I	(435,515)	(411,502)
Class I2	(33,253,909)	(22,885,790)
Class I3	(902,822)	(981,476)
Class R	(302,904)	(337,736)
Class R4	(1,851)	(2,045)
Class R6	(132,653)	(86,551)
	(35,402,957)	(24,974,393)
Automatic conversions:
Class A	1,479	11,848
Class C	(1,555)	(12,316)
	(76)	(468)
Net increase (decrease) in shares outstanding:
Class A	186,636	591,627
Class C	6,654	30,990
Class I	263,302	1,095,169
Class I2	(16,381,989)	4,761,875
Class I3	(97,269)	1,142,988
Class R	(12,389)	363,097
Class R4	9,325	10,144
Class R6	114,482	937,769
	(15,911,248)	8,933,659

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.55	$12.91		$8.13		$9.83	$10.66

Investment operations:
Net investment income (loss) (A)	0.02	0.03		(0.00	)(B)	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.77)	(0.64)		4.78		(1.36)	0.11
Total investment operations	(0.75)	(0.61)		4.78		(1.31)	0.10
Contributions from affiliate	—	0.00	(B)(C)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.05)	(0.05)		—		(0.18)	(0.06)
Net realized gains	(1.09)	(5.70)		—		(0.21)	(0.87)
Total dividends and/or distributions to shareholders	(1.14)	(5.75)		—		(0.39)	(0.93)

Net asset value, end of year	$4.66	$6.55		$12.91		$8.13	$9.83
Total return (D)	(13.43)%	(7.92	)%(C)	58.79%		(14.03)%	2.35%

Ratio and supplemental data:
Net assets end of year (000’s)	$6,957	$8,559		$9,240		$4,246	$4,543
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.28%	1.24%		1.19%		1.39%	1.36%
Including waiver and/or reimbursement and recapture	1.27%	1.21%		1.26%		1.30%	1.27%
Net investment income (loss) to average net assets	0.36%	0.48%		0.00	%(E)	0.66%	(0.08)%
Portfolio turnover rate	33%	38%		94%		80%	168%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Rounds to less than 0.01% or (0.01)%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.28	$12.60		$7.99	$9.67		$10.50

Investment operations:
Net investment income (loss) (A)	(0.02)	(0.02)		(0.07)	(0.00	)(B)	(0.07)
Net realized and unrealized gain (loss)	(0.73)	(0.63)		4.68	(1.36)		0.11
Total investment operations	(0.75)	(0.65)		4.61	(1.36)		0.04
Contributions from affiliate	—	0.03	(C)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.02)	—		—	(0.11)		—
Net realized gains	(1.09)	(5.70)		—	(0.21)		(0.87)
Total dividends and/or distributions to shareholders	(1.11)	(5.70)		—	(0.32)		(0.87)

Net asset value, end of year	$4.42	$6.28		$12.60	$7.99		$9.67
Total return (D)	(13.99)%	(8.28	)%(C)	57.70%	(14.67)%		1.60%

Ratio and supplemental data:
Net assets end of year (000’s)	$431	$572		$756	$581		$744
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	2.03%	1.99%		1.93%	2.05%		2.02%
Including waiver and/or reimbursement and recapture	2.03%	1.99	%(E)	1.95%	2.05	%(E)	2.00%
Net investment income (loss) to average net assets	(0.40)%	(0.29)%		(0.61)%	(0.06)%		(0.75)%
Portfolio turnover rate	33%	38%		94%	80%		168%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.39%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.67	$13.06	$8.22	$9.93		$10.75

Investment operations:
Net investment income (loss) (A)	0.04	0.06	0.05	0.08		0.02
Net realized and unrealized gain (loss)	(0.79)	(0.66)	4.81	(1.38)		0.12
Total investment operations	(0.75)	(0.60)	4.86	(1.30)		0.14
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.09)	(0.02)	(0.20)		(0.09)
Net realized gains	(1.09)	(5.70)	—	(0.21)		(0.87)
Total dividends and/or distributions to shareholders	(1.15)	(5.79)	(0.02)	(0.41)		(0.96)

Net asset value, end of year	$4.77	$6.67	$13.06	$8.22		$9.93
Total return	(13.10)%	(7.72)%	59.14%	(13.77)%		2.66%

Ratio and supplemental data:
Net assets end of year (000’s)	$13,415	$17,023	$19,027	$12,838		$15,653
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.96%	0.94%	0.90%	1.02%		1.00%
Including waiver and/or reimbursement and recapture	0.96%	0.94%	0.91%	1.02	%(B)	0.99%
Net investment income (loss) to average net assets	0.67%	0.75%	0.41%	0.96%		0.19%
Portfolio turnover rate	33%	38%	94%	80%		168%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.68	$13.08	$8.23	$9.94		$10.76

Investment operations:
Net investment income (loss) (A)	0.05	0.06	0.07	0.05		0.09
Net realized and unrealized gain (loss)	(0.80)	(0.66)	4.81	(1.34)		0.05
Total investment operations	(0.75)	(0.60)	4.88	(1.29)		0.14
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.10)	(0.03)	(0.21)		(0.09)
Net realized gains	(1.09)	(5.70)	—	(0.21)		(0.87)
Total dividends and/or distributions to shareholders	(1.16)	(5.80)	(0.03)	(0.42)		(0.96)

Net asset value, end of year	$4.77	$6.68	$13.08	$8.23		$9.94
Total return	(13.13)%	(7.63)%	59.35%	(13.69)%		2.66	%(B)

Ratio and supplemental data:
Net assets end of year (000’s)	$179,319	$360,477	$643,658	$419,838		$52,241
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.84%	0.80%	0.92%		0.90%
Including waiver and/or reimbursement and recapture	0.87%	0.84%	0.80%	0.92	%(C)	0.90	%(C)
Net investment income (loss) to average net assets	0.86%	0.86%	0.60%	0.68%		0.89%
Portfolio turnover rate	33%	38%	94%	80%		168%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return reflects certain litigation payments received by the Fund in the year. Had these payments not occurred, the total return would be 0.30% lower.
(C)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I3
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$6.70	$13.10	$8.24	$9.96		$10.77

Investment operations:
Net investment income (loss) (A)	0.04	0.06	0.06	0.08		0.04
Net realized and unrealized gain (loss)	(0.79)	(0.66)	4.83	(1.38)		0.11
Total investment operations	(0.75)	(0.60)	4.89	(1.30)		0.15
Contributions from affiliate	—	—	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.10)	(0.03)	(0.21)		(0.09)
Net realized gains	(1.09)	(5.70)	—	(0.21)		(0.87)
Total dividends and/or distributions to shareholders	(1.16)	(5.80)	(0.03)	(0.42)		(0.96)

Net asset value, end of year	$4.79	$6.70	$13.10	$8.24		$9.96
Total return	(13.12)%	(7.70)%	59.37%	(13.75)%		2.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$16,635	$23,917	$31,764	$28,471		$24,216
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.84%	0.80%	0.92%		0.90%
Including waiver and/or reimbursement and recapture	0.87%	0.84%	0.83%	0.92	%(B)	0.90	%(B)
Net investment income (loss) to average net assets	0.80%	0.85%	0.52%	1.04%		0.40%
Portfolio turnover rate	33%	38%	94%	80%		168%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class R
	October 31, 2023	October 31, 2022	October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.68	$13.05	$8.23		$9.93	$10.73

Investment operations:
Net investment income (loss) (A)	0.02	0.03	0.00	(B)	0.05	(0.01)
Net realized and unrealized gain (loss)	(0.80)	(0.67)	4.82		(1.38)	0.10
Total investment operations	(0.78)	(0.64)	4.82		(1.33)	0.09
Contributions from affiliate	—	—	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.03)	(0.03)	—		(0.16)	(0.02)
Net realized gains	(1.09)	(5.70)	—		(0.21)	(0.87)
Total dividends and/or distributions to shareholders	(1.12)	(5.73)	—		(0.37)	(0.89)

Net asset value, end of year	$4.78	$6.68	$13.05		$8.23	$9.93
Total return	(13.54)%	(8.16)%	58.57%		(14.05)%	2.13%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,388	$7,613	$10,125		$6,206	$7,982
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.36%	1.34%	1.29%		1.42%	1.40%
Including waiver and/or reimbursement and recapture	1.36%	1.34%	1.29%		1.40%	1.39%
Net investment income (loss) to average net assets	0.29%	0.36%	0.02%		0.59%	(0.08)%
Portfolio turnover rate	33%	38%	94%		80%	168%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R4
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.70	$13.07	$8.23	$9.95	$10.74

Investment operations:
Net investment income (loss) (A)	0.03	0.04	0.02	0.08	(0.01)
Net realized and unrealized gain (loss)	(0.79)	(0.66)	4.83	(1.39)	0.14
Total investment operations	(0.76)	(0.62)	4.85	(1.31)	0.13
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.06)	(0.05)	(0.01)	(0.20)	(0.05)
Net realized gains	(1.09)	(5.70)	—	(0.21)	(0.87)
Total dividends and/or distributions to shareholders	(1.15)	(5.75)	(0.01)	(0.41)	(0.92)

Net asset value, end of year	$4.79	$6.70	$13.07	$8.23	$9.95
Total return	(13.32)%	(7.85)%	58.90%	(13.88)%	2.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$161	$162	$184	$117	$328
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.12%	1.09%	1.05%	1.17%	1.15%
Including waiver and/or reimbursement and recapture	1.10%	1.10%	1.10%	1.10%	1.10%
Net investment income (loss) to average net assets	0.50%	0.59%	0.20%	0.93%	(0.07)%
Portfolio turnover rate	33%	38%	94%	80%	168%

(A)	Calculated based on average number of shares outstanding.

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.75	$13.16	$8.28	$10.00	$10.81

Investment operations:
Net investment income (loss) (A)	0.04	0.06	0.06	0.09	0.03
Net realized and unrealized gain (loss)	(0.80)	(0.67)	4.85	(1.39)	0.12
Total investment operations	(0.76)	(0.61)	4.91	(1.30)	0.15
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.07)	(0.10)	(0.03)	(0.21)	(0.09)
Net realized gains	(1.09)	(5.70)	—	(0.21)	(0.87)
Total dividends and/or distributions to shareholders	(1.16)	(5.80)	(0.03)	(0.42)	(0.96)

Net asset value, end of year	$4.83	$6.75	$13.16	$8.28	$10.00
Total return	(13.15)%	(7.68)%	59.35%	(13.69)%	2.84%

Ratio and supplemental data:
Net assets end of year (000’s)	$5,116	$6,373	$80	$50	$58
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.87%	0.84%	0.80%	0.92%	0.90%
Including waiver and/or reimbursement and recapture	0.87%	0.84%	0.80%	0.90%	0.90	%(B)
Net investment income (loss) to average net assets	0.75%	0.79%	0.50%	1.08%	0.35%
Portfolio turnover rate	33%	38%	94%	80%	168%

(A)	Calculated based on average number of shares outstanding.
(B)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small Cap Value (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers eight classes of shares, Class A, Class C, Class I, Class I2, Class I3, Class R, Class R4 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $68,985.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$3,342,269	$—	$—	$—	$3,342,269
Total Borrowings	$3,342,269	$—	$—	$—	$3,342,269

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 197,720,367	86.94%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $300 million	0.80%
Over $300 million up to $800 million	0.75
Over $800 million	0.71

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.29%	March 1, 2024
Class C	2.05	March 1, 2024
Class I	0.99	March 1, 2024
Class I2, Class I3, Class R6	0.89	March 1, 2024
Class R	1.40	March 1, 2024
Class R4	1.10	March 1, 2024
Prior to March 1, 2023
Class A	1.30
Class I	1.05
Class I2, Class I3, Class R6	0.95
Class R	1.50

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$—	$321	$321
Class R4	10	21	55	86

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00
Class R	0.50
Class R4	0.25

(A)	12b-1 fees are not applicable for Class I, Class I2, Class I3 and Class R6.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$4,577	$—
Class C	—	6

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 55,339	$ 4,191

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 113,751,467	$ —	$ 277,293,692	$ —

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, non-real estate investment trust adjustments, passive foreign investment companies and organizational expense. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to passive foreign investment companies and real estate investment trust adjustments. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (104,919)	$ 104,919

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 228,326,279	$ 32,429,924	$ (41,752,901)	$ (9,322,977)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 3,403,875	$ —

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 10,049,849	$ —	$ 63,496,861	$ —	$ 158,632,939	$ —	$ 73,051,514	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 3,581,214	$ —	$ —	$ (3,403,875)	$ —	$ (9,233)	$ (9,322,977)

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small Cap Value

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $4,248,858 of qualified dividend income.

For corporate shareholders, 63% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $63,496,861 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Small Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Peregrine Capital Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe for the past 1-, 3- and 5-year periods. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1- and 3-year periods and below its benchmark for the past 5-year period. The Board noted that the Sub-Adviser had commenced sub-advising the Fund on November 1, 2018 pursuant to its current investment strategies. The Trustees noted that the Fund had acquired the assets and assumed the liabilities of three Transamerica Partners funds on April 21, 2017. As a result of that transaction, and based on published guidance from the staff of the Securities and Exchange Commission, the Fund had assumed the performance history of the performance survivor, Transamerica Partners Institutional Small Value, effective as of that date in place of its own historical performance record.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were in line with the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Small Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA SCV 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Small/Mid Cap Value

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Small/Mid Cap Value

(unaudited)

MARKET ENVIRONMENT

Systematic Financial Management, L.P.

The Russell 2000® Value Index was down almost 10% for the fiscal year ended October 31, 2023. The U.S. Federal Reserve (“Fed”) had some success driving inflation lower during the fiscal year, but not before it raised the benchmark federal funds rate. The rise in interest rates helped keep a lid on economic growth for much of the year. The economy did begin to strengthen over the summer. The Fed responded to the increased likelihood of a soft landing by signaling a higher-for-longer interest rate regime, which reigned in investor sentiment late in the fiscal year.

All but three economic sectors within the Russell 2000® Value universe were in the red during the fiscal year. The industrials and consumer discretionary sectors both posted moderate gains, as many stocks in these areas bounced higher after selling off late in fiscal 2022, when traders discounted a recession that has yet to develop. The energy sector, meanwhile, was the big winner for the period. The energy sector posted the benchmark’s lone double-digit advance, largely driven by higher oil and natural gas prices in the second half. On the other hand, the healthcare sector was the greatest laggard in the fiscal year, as many health care providers struggled to make the transition to a more normal operating environment following the COVID-19 pandemic. The financials sector was another big underperformer following the March failure of multiple banks in the face of higher unrealized security losses and sudden deposit flight. The interest-rate sensitive communication services, utilities, consumer staples, and real estate sectors also posted double-digit declines.

Thompson, Siegel & Walmsley

The 12-month period ended October 31, 2023 presented signs of stubborn inflation, continued implementation of restrictive monetary policy by global central banks, ongoing geopolitical conflicts, and the fear of an impending recession. While favoritism in the marketplace shifted in significant ways across the twelve-month time frame, in aggregate value underperformed growth, and the market appeared to generally favor more speculative characteristics of stocks throughout much of the year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Small/Mid Cap Value (Class A) returned -1.30%, excluding any sales charges. By comparison, its benchmark, the Russell 2500™ Value Index, returned -4.94%.

STRATEGY REVIEW

Systematic Financial Management, L.P.

Systematic sub-advises the Fund’s small-cap sleeve. In that sleeve, Systematic generally invests in stocks of companies with small capitalizations that are believed to be attractively valued. Our security selection process generally favors companies with strong operating cash flow, healthy free cash flow, limited financial leverage and strong debt coverage.

The small-cap sleeve outperformed its benchmark, the Russell 2000® Value Index, during the fiscal year ended October 31, 2023.

The small-cap sleeve of the Fund focuses on high-quality companies with healthy balance sheets and strong, recurring free cash flow. These qualities are typically significant during periods of market uncertainty, when the costs of capital are usually elevated. The companies in the small cap sleeve of the Fund largely generate their own capital, via free cash flow, an important distinction during periods of capital scarcity. During the fiscal year, within the Russell 2000® Value universe, companies able to pay off their debt with internally generated free cash flow in less than five years materially outperformed the benchmark, while those generating negative free cash flow were large underperformers, on average. These dynamics provided the small-cap sleeve of the Fund with a significant tailwind.

From a sector attribution perspective, stock selection provided just over three quarters of the small cap sleeve’s outperformance versus the Russell 2000® Value Index. Individual selection within the industrials, consumer discretionary, and financials sectors was especially robust. The portfolio had exposure to industrials with good free cash flow generation that the market came to appreciate during the period. The consumer discretionary group’s exposure to apparel makers targeting middle- to upper income demographic consumers added relative value. Strong capital ratios paid off in the financial services sector, where First Citizens BancShares, Inc. used its strong balance sheet to make the highly accretive purchase of Silicon Valley Bank out of Federal Deposit Insurance Corporation conservatorship. Meanwhile, stock selection was negative in the information technology, energy, and real estate sectors. Looking at sector allocation, the portfolio’s overweight to industrials and underweight to financials both contributed favorably, while its underweight to energy detracted from relative performance during the fiscal year.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

(unaudited)

STRATEGY REVIEW (continued)

Thompson, Siegel & Walmsley

Thompson, Siegel & Walmsley LLC sub-advises the Fund’s mid-cap sleeve. In that sleeve, Thompson, Siegel & Walmsley LLC seeks to invest in companies we believe present a value or potential worth that is not recognized by prevailing market prices or that have experienced some fundamental changes and are intrinsically undervalued by the investment community.

The mid-cap sleeve of the Fund outperformed its benchmark, the Russell MidCap® Value Index, during the fiscal year ended October 31, 2023.

The leading economic industries in terms of contribution to relative return were the financials, consumer staples, and utilities sectors. Within the financials sector, the portfolio’s underweight to banks, overweight to insurers, and stock selection drove positive relative returns. At the stock level, our position in First Citizens BancShares, Inc., a bank holding company, was the top contributor, followed by select holdings in the insurance sector. First Citizens BancShares, Inc. moved materially higher following news of their timely acquisition of Silicon Valley Bridge Bank from the Federal Deposit Insurance Corp. The deal was well received by the market given its accretion to earnings and book value, and management’s positive track record of integrating acquired banks into its overall structure. Within the consumer staples sector, stock selection was the primary driver of relative return, led by our position in Cencora, Inc., a drug distributor. Cencora, Inc. benefitted from execution in their core business driven by an uptick in utilization for their services, positive sentiment on the generic drug cycle, and reduced uncertainty from opioid liability concerns for the industry. Lastly, within the utilities sector, our position in Vistra Corp., a power producer and retail energy provider, was the top contributor driven by better-than-expected earnings and increased guidance as power generation profitability has held up better than anticipated.

The detractors from relative performance were the telecommunications, consumer discretionary, and healthcare sectors. Within the telecommunications sector, our position in DISH Network Corp., a provider of satellite television with meaningful ownership in wireless spectrum, was the primary detractor, along with our overweight allocation to the industry. DISH Network Corp. was impacted by market concerns for financing related to the build out of its wireless network. In the consumer discretionary sector, our position in Advance Auto Parts, Inc., an auto parts distributor, detracted from performance. Advance Auto Parts, Inc. was impacted by a miss in near-term results, and overall inventory management challenges. Lastly, within the healthcare sector, our overweight allocation and position in Bio-Rad Laboratories, Inc., a manufacturer of equipment and consumables for use in life sciences and clinical diagnostics, were the primary detractors. Bio-Rad Laboratories, Inc. was impacted by biotech funding headwinds, and continued industry weakness related to inventory destocking.

Kenneth Burgess, CFA

W. Ryan Wick, CFA

Co-Portfolio Managers

Systematic Financial Management, L.P.

R. Michael Creager, CFA

Brett P. Hawkins, CFA

Co-Portfolio Managers

Thompson, Siegel & Walmsley LLC

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(6.72)%	4.76%	6.16%	04/02/2001
Class A (NAV)	(1.30)%	5.96%	6.76%	04/02/2001
Russell 2500™ Value Index (A)	(4.94)%	4.65%	5.90%
Class C (POP)	(2.93)%	5.18%	6.02%	11/11/2002
Class C (NAV)	(2.04)%	5.18%	6.02%	11/11/2002
Class I (NAV)	(1.05)%	6.31%	7.13%	11/30/2009
Class I2 (NAV)	(0.93)%	6.41%	7.23%	11/15/2005
Class R6 (NAV)	(0.93)%	6.40%	6.85%	05/29/2015

(A) The Russell 2500™ Value Index measures the performance of the small to mid-cap value segment of the U.S. equity universe, and is comprised of Russell 2500™ Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell 2500™ Index measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The price of equity securities fluctuates based on changes in a company’s financial condition and overall market and economic conditions. If the market prices of the equity securities owned by the fund fall, the value of the fund will decline. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued. The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$980.00	$6.10	$1,019.10	$6.16	1.21%
Class C	1,000.00	976.10	9.87	1,015.30	9.96	1.96
Class I	1,000.00	981.30	4.64	1,020.60	4.69	0.92
Class I2	1,000.00	981.70	4.19	1,021.00	4.23	0.83
Class R6	1,000.00	981.80	4.19	1,021.00	4.23	0.83

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	96.7%
Repurchase Agreement	3.1
Other Investment Company	0.1
Net Other Assets (Liabilities)	0.1
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 96.7%
Aerospace & Defense - 2.3%
Curtiss-Wright Corp.	18,300	$3,638,223
Elbit Systems Ltd.	7,000	1,305,640
Huntington Ingalls Industries, Inc.	45,946	10,099,850

		15,043,713

Air Freight & Logistics - 0.6%
FedEx Corp.	15,800	3,793,580

Automobile Components - 0.5%
Dana, Inc.	48,000	551,040
Gentex Corp.	25,800	739,944
Stoneridge, Inc. (A)	9,600	156,192
Visteon Corp. (A)	18,100	2,083,853

		3,531,029

Banks - 6.0%
Atlantic Union Bankshares Corp.	26,450	762,025
Berkshire Hills Bancorp, Inc.	86,750	1,701,167
Central Valley Community Bancorp	17,900	282,283
Columbia Banking System, Inc.	95,000	1,868,650
Dime Community Bancshares, Inc.	95,200	1,750,728
First Citizens BancShares, Inc., Class A	9,216	12,724,900
First Community Bankshares, Inc.	62,400	2,037,360
First Merchants Corp.	62,200	1,698,682
Lakeland Bancorp, Inc.	147,000	1,658,160
OceanFirst Financial Corp.	69,600	881,136
Princeton Bancorp, Inc.	10,500	315,000
Provident Financial Services, Inc.	80,350	1,128,918
Sandy Spring Bancorp, Inc.	66,000	1,349,700
TrustCo Bank Corp.	90,250	2,304,082
United Bankshares, Inc.	18,600	528,984
United Community Banks, Inc.	85,450	1,887,590
WaFd, Inc.	128,500	3,171,380
Webster Financial Corp.	90,800	3,447,676

		39,498,421

Biotechnology - 0.4%
Exelixis, Inc. (A)	105,200	2,166,068
Prothena Corp. PLC (A)	11,400	415,644

		2,581,712

Building Products - 2.5%
American Woodmark Corp. (A)	29,850	2,006,816
Builders FirstSource, Inc. (A)	27,500	2,984,300
Gibraltar Industries, Inc. (A)	12,250	745,535
Hayward Holdings, Inc. (A)	128,150	1,345,575
Masonite International Corp. (A)	20,900	1,654,026
Owens Corning	21,650	2,454,460
PGT Innovations, Inc. (A)	83,900	2,511,966
Quanex Building Products Corp.	92,500	2,483,625

		16,186,303

Capital Markets - 0.8%
Piper Sandler Cos.	21,350	2,985,798
Stifel Financial Corp.	39,250	2,237,250

		5,223,048

Chemicals - 2.2%
Chase Corp.	15,000	1,905,900
Huntsman Corp.	47,900	1,117,507
LSB Industries, Inc. (A)	152,000	1,384,720
Mosaic Co.	140,300	4,556,944

	Shares	Value
COMMON STOCKS (continued)
Chemicals (continued)
Olin Corp.	133,000	$ 5,681,760

		14,646,831

Commercial Services & Supplies - 0.4%
HNI Corp.	44,850	1,555,847
Tetra Tech, Inc.	5,000	754,550

		2,310,397

Communications Equipment - 0.4%
Harmonic, Inc. (A)	101,100	1,090,869
KVH Industries, Inc. (A)	131,800	616,824
Silicom Ltd. (A)	53,750	814,850

		2,522,543

Construction & Engineering - 1.6%
Comfort Systems USA, Inc.	22,500	4,091,625
EMCOR Group, Inc.	22,325	4,613,461
Granite Construction, Inc.	49,600	2,007,808

		10,712,894

Consumer Finance - 0.7%
Ally Financial, Inc.	198,305	4,796,998

Consumer Staples Distribution & Retail - 1.9%
Dollar General Corp.	19,500	2,321,280
Dollar Tree, Inc. (A)	45,200	5,021,268
US Foods Holding Corp. (A)	108,700	4,232,778
Village Super Market, Inc., Class A	43,000	1,052,210

		12,627,536

Containers & Packaging - 0.9%
Graphic Packaging Holding Co.	272,130	5,853,516

Distributors - 0.9%
LKQ Corp.	132,000	5,797,440

Diversified Consumer Services - 0.4%
American Public Education, Inc. (A)	9,100	37,947
Stride, Inc. (A)	41,800	2,298,164

		2,336,111

Diversified Telecommunication Services - 0.9%
GCI Liberty, Inc. (A) (B) (C)	83,400	0
Liberty Global PLC, Class A (A)	398,414	6,199,322

		6,199,322

Electric Utilities - 4.3%
Evergy, Inc.	202,400	9,945,936
Exelon Corp.	177,600	6,915,744
OGE Energy Corp.	295,100	10,092,420
Portland General Electric Co.	24,350	974,487

		27,928,587

Electrical Equipment - 0.9%
Acuity Brands, Inc.	2,750	445,418
LSI Industries, Inc.	227,250	3,381,480
Regal Rexnord Corp.	18,450	2,184,664

		6,011,562

Electronic Equipment, Instruments & Components - 2.5%
Coherent Corp. (A)	21,250	629,000
Flex Ltd. (A)	74,800	1,923,856
IPG Photonics Corp. (A)	10,350	889,065
Itron, Inc. (A)	13,350	764,688
Methode Electronics, Inc.	56,100	1,283,007
OSI Systems, Inc. (A)	23,700	2,471,199

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Electronic Equipment, Instruments & Components (continued)
Vishay Intertechnology, Inc.	110,150	$ 2,449,736
Vontier Corp.	193,741	5,726,984

		16,137,535

Energy Equipment & Services - 1.0%
Helix Energy Solutions Group, Inc. (A)	243,600	2,387,280
Helmerich & Payne, Inc.	47,600	1,883,532
Noble Corp. PLC	47,500	2,217,775

		6,488,587

Entertainment - 1.6%
Liberty Media Corp. - Liberty Live, Class C (A)	49,769	1,586,138
Madison Square Garden Entertainment Corp. (A)	76,600	2,334,768
Madison Square Garden Sports Corp. (A)	10,800	1,815,912
Sphere Entertainment Co. (A)	30,850	1,015,274
Warner Bros Discovery, Inc. (A)	398,300	3,959,102

		10,711,194

Financial Services - 2.6%
Fidelity National Information Services, Inc.	81,900	4,022,109
FleetCor Technologies, Inc. (A)	30,400	6,845,168
Global Payments, Inc.	56,400	5,990,808

		16,858,085

Food Products - 2.3%
Nomad Foods Ltd. (A)	108,400	1,498,088
Post Holdings, Inc. (A)	92,487	7,424,856
Tyson Foods, Inc., Class A	130,300	6,039,405

		14,962,349

Gas Utilities - 0.6%
National Fuel Gas Co.	80,194	4,085,884

Ground Transportation - 0.2%
U-Haul Holding Co.	23,950	1,130,680

Health Care Equipment & Supplies - 1.2%
AngioDynamics, Inc. (A)	153,400	951,080
Inmode Ltd. (A)	19,100	364,810
Koninklijke Philips NV (A) (D)	256,111	4,855,865
OraSure Technologies, Inc. (A)	95,250	491,490
QuidelOrtho Corp. (A)	17,750	1,084,170

		7,747,415

Health Care Providers & Services - 4.7%
AMN Healthcare Services, Inc. (A)	17,350	1,316,171
Cencora, Inc.	43,837	8,116,421
Centene Corp. (A)	98,400	6,787,632
Cross Country Healthcare, Inc. (A)	168,450	3,901,302
Encompass Health Corp.	40,700	2,546,192
Enhabit, Inc. (A)	136,150	1,003,425
Laboratory Corp. of America Holdings	31,099	6,211,403
National HealthCare Corp.	11,350	764,536

		30,647,082

Health Care REITs - 0.9%
Community Healthcare Trust, Inc.	43,600	1,250,012
Physicians Realty Trust	178,000	1,933,080
Sabra Health Care, Inc.	176,100	2,402,004

		5,585,096

Hotel & Resort REITs - 0.6%
Apple Hospitality, Inc.	172,000	2,696,960
DiamondRock Hospitality Co.	135,300	1,045,869

	Shares	Value
COMMON STOCKS (continued)
Hotel & Resort REITs (continued)
Summit Hotel Properties, Inc.	76,850	$ 433,434

		4,176,263

Hotels, Restaurants & Leisure - 0.5%
Bloomin’ Brands, Inc.	27,500	641,850
Bowlero Corp., Class A (A) (D)	58,400	589,256
Churchill Downs, Inc.	16,000	1,757,440

		2,988,546

Household Durables - 1.1%
Helen of Troy Ltd. (A)	14,900	1,464,968
KB Home	50,850	2,247,570
La-Z-Boy, Inc.	48,850	1,428,374
MDC Holdings, Inc.	19,600	743,820
PulteGroup, Inc.	13,000	956,670
Sonos, Inc. (A)	57,350	618,233

		7,459,635

Household Products - 0.4%
Spectrum Brands Holdings, Inc.	30,350	2,285,962

Independent Power & Renewable Electricity Producers - 0.9%
Vistra Corp.	178,800	5,850,336

Industrial REITs - 0.3%
LXP Industrial Trust	229,000	1,811,390

Insurance - 7.2%
Allstate Corp.	67,848	8,693,364
Arch Capital Group Ltd. (A)	46,700	4,047,956
Everest Group Ltd.	9,350	3,699,047
Fidelity National Financial, Inc.	154,000	6,019,860
Markel Group, Inc. (A)	6,413	9,430,445
Old Republic International Corp.	224,786	6,154,641
Selective Insurance Group, Inc.	31,200	3,248,232
United Fire Group, Inc.	31,450	633,403
Willis Towers Watson PLC	21,600	5,095,224

		47,022,172

Interactive Media & Services - 1.0%
IAC, Inc. (A)	160,800	6,842,040

Leisure Products - 0.7%
BRP, Inc.	22,900	1,548,498
MasterCraft Boat Holdings, Inc. (A)	85,300	1,743,532
Polaris, Inc.	17,250	1,490,745

		4,782,775

Life Sciences Tools & Services - 2.0%
Azenta, Inc. (A)	37,600	1,708,920
Bio-Rad Laboratories, Inc., Class A (A)	35,800	9,855,024
Fortrea Holdings, Inc. (A)	33,799	959,892
Maravai LifeSciences Holdings, Inc., Class A (A)	106,150	728,189

		13,252,025

Machinery - 1.8%
Allison Transmission Holdings, Inc.	10,000	504,200
CNH Industrial NV	202,200	2,220,156
Columbus McKinnon Corp.	65,300	1,996,221
Douglas Dynamics, Inc.	35,100	852,228
Gencor Industries, Inc. (A)	65,450	929,390
Miller Industries, Inc.	30,750	1,118,377
Mueller Industries, Inc.	97,750	3,686,152
Oshkosh Corp.	7,550	662,362

		11,969,086

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Shares	Value
COMMON STOCKS (continued)
Media - 5.1%
Altice USA, Inc., Class A (A)	644,455	$ 1,862,475
DISH Network Corp., Class A (A) (D)	414,071	2,028,948
Fox Corp., Class A	192,300	5,843,997
Liberty Broadband Corp., Class C (A)	99,535	8,292,261
Liberty Media Corp. - Liberty SiriusXM, Class C (A)	318,179	7,811,294
News Corp., Class A	326,700	6,756,156
Perion Network Ltd. (A)	37,600	955,040

		33,550,171

Metals & Mining - 1.0%
Commercial Metals Co.	49,600	2,097,584
Kaiser Aluminum Corp.	22,500	1,278,000
Schnitzer Steel Industries, Inc., Class A	45,150	1,025,356
TimkenSteel Corp. (A)	95,600	1,943,548

		6,344,488

Multi-Utilities - 4.9%
CenterPoint Energy, Inc.	210,700	5,663,616
Dominion Energy, Inc.	280,100	11,293,632
NiSource, Inc.	429,838	10,814,724
Northwestern Energy Group, Inc.	85,750	4,116,858

		31,888,830

Office REITs - 1.0%
Brandywine Realty Trust	98,000	366,520
JBG SMITH Properties	415,096	5,342,286
Piedmont Office Realty Trust, Inc., Class A	104,850	546,268

		6,255,074

Oil, Gas & Consumable Fuels - 7.4%
Chesapeake Energy Corp.	61,200	5,268,096
Delek US Holdings, Inc.	74,000	1,949,900
Diamondback Energy, Inc.	25,600	4,104,192
EQT Corp.	113,140	4,794,873
HF Sinclair Corp.	75,900	4,203,342
Kinder Morgan, Inc.	502,900	8,146,980
Magnolia Oil & Gas Corp., Class A	275,650	6,188,343
Ovintiv, Inc.	54,900	2,635,200
REX American Resources Corp. (A)	74,300	2,824,143
Teekay Tankers Ltd., Class A	5,950	295,715
Williams Cos., Inc.	238,000	8,187,200

		48,597,984

Paper & Forest Products - 0.5%
Louisiana-Pacific Corp.	66,100	3,389,608

Personal Care Products - 0.0% (E)
Medifast, Inc.	3,600	248,976

Pharmaceuticals - 3.1%
Catalent, Inc. (A)	91,000	3,129,490
Innoviva, Inc. (A)	200,200	2,484,482
Jazz Pharmaceuticals PLC (A)	33,650	4,274,223
Organon & Co.	193,500	2,861,865
Perrigo Co. PLC	284,300	7,858,052

		20,608,112

Professional Services - 3.0%
ASGN, Inc. (A)	21,800	1,819,428
Clarivate PLC (A) (D)	448,500	2,861,430
FTI Consulting, Inc. (A)	3,625	769,442
Heidrick & Struggles International, Inc.	52,750	1,283,935

	Shares	Value
COMMON STOCKS (continued)
Professional Services (continued)
ICF International, Inc.	33,400	$ 4,232,782
KBR, Inc.	74,100	4,308,915
Leidos Holdings, Inc.	21,800	2,160,816
Science Applications International Corp.	20,450	2,233,958

		19,670,706

Real Estate Management & Development - 0.1%
Newmark Group, Inc., Class A	65,150	369,401

Retail REITs - 0.2%
Spirit Realty Capital, Inc.	40,100	1,443,199

Semiconductors & Semiconductor Equipment - 1.8%
AXT, Inc. (A)	43,150	85,868
Cohu, Inc. (A)	71,000	2,139,940
Magnachip Semiconductor Corp. (A)	186,000	1,374,540
MKS Instruments, Inc.	16,600	1,089,956
Onto Innovation, Inc. (A)	24,300	2,730,591
Qorvo, Inc. (A)	12,750	1,114,605
Silicon Motion Technology Corp., ADR (A)	15,600	835,848
Tower Semiconductor Ltd. (A)	48,100	1,107,262
Universal Display Corp.	11,150	1,551,857

		12,030,467

Software - 0.5%
Adeia, Inc.	141,350	1,191,581
Progress Software Corp.	41,350	2,124,563

		3,316,144

Specialized REITs - 1.0%
Gaming & Leisure Properties, Inc.	138,026	6,265,000

Specialty Retail - 2.6%
Abercrombie & Fitch Co., Class A (A)	38,350	2,332,447
Academy Sports & Outdoors, Inc.	20,000	896,800
Advance Auto Parts, Inc.	56,300	2,929,289
American Eagle Outfitters, Inc.	119,300	2,084,171
Ross Stores, Inc.	34,700	4,024,159
Urban Outfitters, Inc. (A)	63,350	2,193,177
Williams-Sonoma, Inc.	16,150	2,426,376

		16,886,419

Technology Hardware, Storage & Peripherals - 1.0%
Hewlett Packard Enterprise Co.	266,100	4,092,618
Western Digital Corp. (A)	67,423	2,707,033

		6,799,651

Textiles, Apparel & Luxury Goods - 0.8%
Deckers Outdoor Corp. (A)	3,500	2,089,710
Steven Madden Ltd.	52,500	1,721,475
Tapestry, Inc.	40,850	1,125,826

		4,937,011

Total Common Stocks (Cost $548,665,246)		632,996,921

OTHER INVESTMENT COMPANY - 0.1%
Securities Lending Collateral - 0.1%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (F)	843,240	843,240

Total Other Investment Company (Cost $843,240)		843,240

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
REPURCHASE AGREEMENT - 3.1%
Fixed Income Clearing Corp., 2.50% (F), dated 10/31/2023, to be repurchased at $19,992,634 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $20,391,259.	$19,991,245	$ 19,991,245

Total Repurchase Agreement (Cost $19,991,245)		19,991,245

Total Investments (Cost $569,499,731)		653,831,406
Net Other Assets (Liabilities) - 0.1%		795,214

Net Assets - 100.0%		$654,626,620

INVESTMENT VALUATION:

Valuation Inputs (G)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (H)	Value
ASSETS
Investments
Common Stocks	$632,996,921	$—	$0	$632,996,921
Other Investment Company	843,240	—	—	843,240
Repurchase Agreement	—	19,991,245	—	19,991,245

Total Investments	$633,840,161	$19,991,245	$0	$653,831,406

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Security deemed worthless.
(C)	Securities are Level 3 of the fair value hierarchy.
(D)	All or a portion of the securities are on loan. The total value of all securities on loan is $10,212,520, collateralized by cash collateral of $843,240 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $9,734,383. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(E)	Percentage rounds to less than 0.1% or (0.1)%.
(F)	Rates disclosed reflect the yields at October 31, 2023.
(G)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(H)	Level 3 securities were not considered significant to the Fund.

PORTFOLIO ABBREVIATIONS:

ADR	American Depositary Receipt
REIT	Real Estate Investment Trust

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $549,508,486) (including securities loaned of $10,212,520)	$633,840,161
Repurchase agreement, at value (cost $19,991,245)	19,991,245
Receivables and other assets:
Investments sold	2,418,736
Net income from securities lending	9,071
Shares of beneficial interest sold	341,939
Dividends	388,358
Interest	1,388
Total assets	656,990,898

Liabilities:
Cash collateral received upon return of:
Securities on loan	843,240
Payables and other liabilities:
Investments purchased	214,276
Shares of beneficial interest redeemed	623,548
Investment management fees	455,605
Distribution and service fees	93,354
Transfer agent fees	68,886
Trustee and CCO fees	191
Audit and tax fees	22,593
Custody fees	9,692
Legal fees	8,209
Printing and shareholder reports fees	14,657
Registration fees	835
Other accrued expenses	9,192
Total liabilities	2,364,278
Net assets	$654,626,620

Net assets consist of:
Paid-in capital	$561,338,912
Total distributable earnings (accumulated losses)	93,287,708
Net assets	$654,626,620

Net assets by class:
Class A	$297,421,875
Class C	28,930,964
Class I	248,649,075
Class I2	4,126,083
Class R6	75,498,623
Shares outstanding (unlimited shares, no par value):
Class A	11,925,445
Class C	1,448,693
Class I	9,495,918
Class I2	157,054
Class R6	2,858,755
Net asset value per share: (A)
Class A	$24.94
Class C	19.97
Class I	26.18
Class I2	26.27
Class R6	26.41
Maximum offering price per share: (B)
Class A	$26.39

(A)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$13,558,734
Interest income	506,016
Net income from securities lending	47,477
Withholding taxes on foreign income	(4,777)
Total investment income	14,107,450

Expenses:
Investment management fees	5,688,078
Distribution and service fees:
Class A	819,453
Class C	355,497
Transfer agent fees:
Class A	489,036
Class C	52,733
Class I	299,754
Class I2	330
Class R6	6,387
Trustee and CCO fees	30,901
Audit and tax fees	31,500
Custody fees	57,977
Legal fees	47,611
Printing and shareholder reports fees	58,560
Registration fees	86,032
Other	59,933
Total expenses before waiver and/or reimbursement and recapture	8,083,782
Expenses waived and/or reimbursed:
Class A	(498)
Class C	(108)
Net expenses	8,083,176

Net investment income (loss)	6,024,274

Net realized gain (loss) on:
Investments	22,115,752
Foreign currency transactions	(277)
Net realized gain (loss)	22,115,475

Net change in unrealized appreciation (depreciation) on:
Investments	(34,005,221)
Net realized and change in unrealized gain (loss)	(11,889,746)
Net increase (decrease) in net assets resulting from operations	$(5,865,472)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$6,024,274	$4,418,538
Net realized gain (loss)	22,115,475	73,876,631
Net change in unrealized appreciation (depreciation)	(34,005,221)	(125,752,333)
Net increase (decrease) in net assets resulting from operations	(5,865,472)	(47,457,164)

Dividends and/or distributions to shareholders:
Class A	(29,339,982)	(38,882,728)
Class C	(3,899,923)	(5,926,977)
Class I	(26,439,196)	(35,174,157)
Class I2	(380,158)	(478,526)
Class R6	(7,594,663)	(9,428,646)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(67,653,922)	(89,891,034)

Capital share transactions:
Proceeds from shares sold:
Class A	18,799,926	20,849,232
Class C	4,882,578	10,605,584
Class I	45,543,099	83,391,186
Class I2	518,098	423,232
Class R6	15,474,542	20,937,333
85,218,243	136,206,567
Dividends and/or distributions reinvested:
Class A	27,324,800	36,104,722
Class C	3,790,538	5,709,213
Class I	23,379,457	31,396,067
Class I2	380,158	478,526
Class R6	7,468,522	9,280,663
62,343,475	82,969,191
Cost of shares redeemed:
Class A	(56,278,308)	(60,746,413)
Class C	(9,263,009)	(8,124,994)
Class I	(96,724,927)	(121,120,690)
Class I2	(638,042)	(624,924)
Class R6	(26,238,718)	(22,803,585)
(189,143,004)	(213,420,606)
Automatic conversions:
Class A	5,831,158	11,219,219
Class C	(5,831,158)	(11,219,219)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(41,581,286)	5,755,152
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	4,053	(A)
Class C	—	1,225	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	257,944	(B)
—	263,222
Net increase (decrease) in net assets	(115,100,680)	(131,329,824)

Net assets:
Beginning of year	769,727,300	901,057,124
End of year	$654,626,620	$769,727,300

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022

Capital share transactions - shares:
Shares issued:
Class A	715,509	706,425
Class C	225,955	438,299
Class I	1,633,111	2,703,302
Class I2	18,721	13,756
Class R6	554,676	676,980
	3,147,972	4,538,762
Shares reinvested:
Class A	1,080,459	1,225,135
Class C	185,994	235,237
Class I	882,577	1,022,114
Class I2	14,319	15,532
Class R6	279,825	299,763
	2,443,174	2,797,781
Shares redeemed:
Class A	(2,143,228)	(2,071,801)
Class C	(439,128)	(336,919)
Class I	(3,531,401)	(3,909,846)
Class I2	(23,024)	(20,502)
Class R6	(942,161)	(735,517)
	(7,078,942)	(7,074,585)
Automatic conversions:
Class A	220,459	378,162
Class C	(273,703)	(458,434)
	(53,244)	(80,272)
Net increase (decrease) in shares outstanding:
Class A	(126,801)	237,921
Class C	(300,882)	(121,817)
Class I	(1,015,713)	(184,430)
Class I2	10,016	8,786
Class R6	(107,660)	241,226
	(1,541,040)	181,686

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$27.73		$32.73		$21.78	$25.45	$26.61

Investment operations:
Net investment income (loss) (A)	0.18		0.12		0.06	0.14	0.13
Net realized and unrealized gain (loss)	(0.51)		(1.80)		11.02	(2.99)	1.41
Total investment operations	(0.33)		(1.68)		11.08	(2.85)	1.54
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.16)		(0.02)		(0.13)	(0.13)	(0.14)
Net realized gains	(2.30)		(3.30)		—	(0.69)	(2.56)
Total dividends and/or distributions to shareholders	(2.46)		(3.32)		(0.13)	(0.82)	(2.70)

Net asset value, end of year	$24.94		$27.73		$32.73	$21.78	$25.45
Total return (D)	(1.30)%		(5.72	)%(C)	51.02%	(11.70)%	7.63%

Ratio and supplemental data:
Net assets end of year (000’s)	$297,422		$334,241		$386,681	$268,643	$349,550
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.22%		1.21%		1.23%	1.31%	1.31%
Including waiver and/or reimbursement and recapture	1.22	%(E)	1.21	%(E)	1.23%	1.31%	1.31%
Net investment income (loss) to average net assets	0.68%		0.41%		0.18%	0.61%	0.54%
Portfolio turnover rate	32%		44%		53%	65%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$22.69		$27.55		$18.37	$21.62	$23.05

Investment operations:
Net investment income (loss) (A)	(0.01)		(0.08)		(0.12)	(0.01)	(0.02)
Net realized and unrealized gain (loss)	(0.41)		(1.48)		9.30	(2.55)	1.15
Total investment operations	(0.42)		(1.56)		9.18	(2.56)	1.13
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(2.30)		(3.30)		—	(0.69)	(2.56)

Net asset value, end of year	$19.97		$22.69		$27.55	$18.37	$21.62
Total return (D)	(2.04)%		(6.43	)%(C)	49.97%	(12.35)%	6.85%

Ratio and supplemental data:
Net assets end of year (000’s)	$28,931		$39,700		$51,556	$58,622	$116,291
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.97%		1.97%		1.96%	2.02%	2.00%
Including waiver and/or reimbursement and recapture	1.97	%(E)	1.96%		1.96%	2.02%	2.00%
Net investment income (loss) to average net assets	(0.04)%		(0.33)%		(0.49)%	(0.04)%	(0.09)%
Portfolio turnover rate	32%		44%		53%	65%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$29.00	$34.08		$22.67	$26.46	$27.56

Investment operations:
Net investment income (loss) (A)	0.27	0.21		0.15	0.23	0.23
Net realized and unrealized gain (loss)	(0.55)	(1.87)		11.47	(3.11)	1.46
Total investment operations	(0.28)	(1.66)		11.62	(2.88)	1.69
Contributions from affiliate	—	0.02	(B)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.24)	(0.14)		(0.21)	(0.22)	(0.23)
Net realized gains	(2.30)	(3.30)		—	(0.69)	(2.56)
Total dividends and/or distributions to shareholders	(2.54)	(3.44)		(0.21)	(0.91)	(2.79)

Net asset value, end of year	$26.18	$29.00		$34.08	$22.67	$26.46
Total return	(1.05)%	(5.36	)%(B)	51.51%	(11.41)%	8.03%

Ratio and supplemental data:
Net assets end of year (000’s)	$248,649	$304,806		$364,551	$228,537	$296,684
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.92%	0.93%		0.92%	0.95%	0.95%
Including waiver and/or reimbursement and recapture	0.92%	0.93%		0.92%	0.95%	0.95%
Net investment income (loss) to average net assets	0.99%	0.70%		0.47%	0.98%	0.90%
Portfolio turnover rate	32%	44%		53%	65%	60%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.07%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$29.09	$34.18	$22.73	$26.52	$27.62

Investment operations:
Net investment income (loss) (A)	0.30	0.24	0.24	0.25	0.26
Net realized and unrealized gain (loss)	(0.55)	(1.88)	11.45	(3.11)	1.46
Total investment operations	(0.25)	(1.64)	11.69	(2.86)	1.72
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.15)	(0.24)	(0.24)	(0.26)
Net realized gains	(2.30)	(3.30)	—	(0.69)	(2.56)
Total dividends and/or distributions to shareholders	(2.57)	(3.45)	(0.24)	(0.93)	(2.82)

Net asset value, end of year	$26.27	$29.09	$34.18	$22.73	$26.52
Total return	(0.93)%	(5.36)%	51.70%	(11.30)%	8.14%

Ratio and supplemental data:
Net assets end of year (000’s)	$4,126	$4,277	$4,725	$17,795	$20,641
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.85%	0.85%
Net investment income (loss) to average net assets	1.07%	0.79%	0.83%	1.06%	1.01%
Portfolio turnover rate	32%	44%	53%	65%	60%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$29.23	$34.33	$22.83	$26.64	$27.74

Investment operations:
Net investment income (loss) (A)	0.30	0.24	0.19	0.24	0.20
Net realized and unrealized gain (loss)	(0.55)	(1.89)	11.55	(3.12)	1.52
Total investment operations	(0.25)	(1.65)	11.74	(2.88)	1.72
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.27)	(0.15)	(0.24)	(0.24)	(0.26)
Net realized gains	(2.30)	(3.30)	—	(0.69)	(2.56)
Total dividends and/or distributions to shareholders	(2.57)	(3.45)	(0.24)	(0.93)	(2.82)

Net asset value, end of year	$26.41	$29.23	$34.33	$22.83	$26.64
Total return	(0.93)%	(5.36)%	51.69%	(11.32)%	8.11%

Ratio and supplemental data:
Net assets end of year (000’s)	$75,499	$86,703	$93,544	$51,481	$48,043
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.85%	0.85%
Including waiver and/or reimbursement and recapture	0.83%	0.83%	0.82%	0.85%	0.85%
Net investment income (loss) to average net assets	1.08%	0.79%	0.59%	1.04%	0.80%
Portfolio turnover rate	32%	44%	53%	65%	60%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Small/Mid Cap Value (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $24,283.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$843,240	$—	$—	$—	$843,240
Total Borrowings	$843,240	$—	$—	$—	$843,240

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Value investing risk: The prices of securities the sub-adviser believes are undervalued may not appreciate as anticipated or may go down. The value approach to investing involves the risk that stocks may remain undervalued, undervaluation may become more severe, or perceived undervaluation may actually represent intrinsic value. Value stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “growth” stocks.

Small capitalization companies risk: The Fund will be exposed to additional risks as a result of its investments in the securities of small capitalization companies. Small capitalization companies may be more at risk than larger capitalization companies because, among other things, they may have limited product lines, operating history, market or financial resources, or because they may depend on limited management groups. Securities of small capitalization companies are generally more volatile than and may underperform larger capitalization companies, may be harder to sell at times and at prices the Fund managers believe appropriate and may offer greater potential for losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 56,036,039	8.56%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $100 million	0.790%
Over $100 million up to $350 million	0.780
Over $350 million up to $500 million	0.770
Over $500 million up to $750 million	0.750
Over $750 million up to $1 billion	0.745
Over $1 billion up to $1.5 billion	0.690
Over $1.5 billion up to $2 billion	0.680
Over $2 billion	0.670

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.26%	March 1, 2024
Class C	2.02	March 1, 2024
Class I	0.97	March 1, 2024
Class I2	0.88	March 1, 2024
Class R6	0.88	March 1, 2024
Prior to March 1, 2023
Class A	1.30
Class I2	0.90

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$91,572	$44
Class C	—	3,995

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 833,852	$ 66,729

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 225,781,775	$ —	$ 320,029,864	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to change in the utilization of earnings and profits distributed to shareholders on redemption of shares in prior year. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (1,391,032)	$ 1,391,032

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 593,613,648	$ 127,276,010	$ (67,058,252)	$ 60,217,758

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 3,974,090	$ —	$ 63,679,832	$ —	$ 19,568,921	$ —	$ 70,322,113	$ —

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 5,899,934	$ —	$ 27,170,016	$ —	$ —	$ —	$ 60,217,758

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Small/Mid Cap Value

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Small/Mid Cap Value (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $3,974,090 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made a long-term capital gain designation of $63,679,832 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Small/Mid Cap Value (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreements (each a “Sub-Advisory Agreement,” collectively the “Sub-Advisory Agreements” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and each of Systematic Financial Management L.P. and Thompson, Siegel & Walmsley LLC (each a “Sub-Adviser” and collectively the “Sub-Advisers”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and each Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and each Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and each Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and each Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative fee, expense, and performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by each Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or any Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and each Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and each Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of each Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for each Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and each Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 10-year period, in line with the median for the past 3- and 5-year periods and below the median for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board also noted that Thompson, Siegel & Walmsley LLC had commenced sub-advising the Fund’s mid-cap sleeve and Systematic Financial Management, L.P. had continued sub-advising the Fund’s small-cap sleeve pursuant to the Fund’s current investment strategies on December 5, 2016.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Advisers for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fees and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Advisers under the Management Agreement and each Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

Transamerica Funds	Annual Report 2023

Transamerica Small/Mid Cap Value

MANAGEMENT AND SUB-ADVISORY AGREEMENTS — CONTRACT RENEWAL (continued)

(unaudited)

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

With respect to the Sub-Advisers, the Board noted that the sub-advisory fees are the product of arm’s-length negotiation between TAM and the applicable Sub-Adviser, which is not affiliated with TAM, and are paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or a Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered each Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that each Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fees paid to the Sub-Advisers in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Advisers from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Advisers from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by each Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that each Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Advisers may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Advisers. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and each Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191177 TA S/M CV 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Sustainable Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Sustainable Bond

(unaudited)

MARKET ENVIRONMENT

The fiscal year ended October 31, 2023 was characterized by aggressive monetary tightening by the U.S. Federal Reserve (“Fed”) amidst elevated, albeit slowly declining, inflation. While the pace of rate increases slowed towards the end of the fiscal year, the Fed has emphasized that policy rates may remain elevated well into 2024. The cumulative impact of Fed rate increases supported the reduction in inflation. Elevated policy uncertainty translated to long-dated interest rate volatility, with 10-year Treasury yields rising to their highest levels since 2007. After peaking at a 9.1% year-over-year rate in June 2022, the consumer price index registered a milder 3.7% annual increase in September 2023.

Economic activity exceeded expectations during the period, illustrated by annualized real gross domestic product growth of 4.9% in third quarter 2023, the strongest quarter since fourth quarter 2021. The resilience in economic activity coupled with the decline in inflation helped bolster expectations for the economy to achieve a soft landing and avoid recession.

Market technicals stood out as being supportive over the period. Elevated yields across the fixed income landscape enticed demand from a wide range of all-in yield buyers, keeping credit spreads well-bid. Investment grade corporate issuance was in line with 2022 levels, but the rise in long-term yields incentivized less long-dated supply, which has been overall supportive for credit. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy during the third quarter, both remained benign from a historical perspective.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Sustainable Bond (Class I) returned 1.30%. By comparison, its benchmark, the Bloomberg US Aggregate Bond Index, returned 0.36%.

STRATEGY REVIEW

Over the fiscal year, the sub-adviser slightly reduced portfolio risk to align with expectations of a coming shallow recession given the Fed’s continued focus on tempering inflation. With growing concerns around commercial real estate valuations, allocations to commercial mortgage-backed securities (“CMBS”) were managed down to reduce exposure to office properties. High yield corporate credit exposure was also modestly reduced as the sub-adviser anticipated tightening financial conditions to pose a greater headwind to lower-rated companies. Proceeds from these reductions were invested in U.S. Treasury securities at higher yield levels than had been available in years.

The Fund’s duration underweight relative to the Bloomberg U.S. Aggregate Bond Index was closed in early 2023 given attractive yield levels and slowing growth expectations.

The Fund’s overweight to risk-based assets over the year benefited relative returns given the additional yield generated by these securities as compared to the benchmark. Credit spread changes over the time period were a modest contributor to relative returns while duration and curve positioning detracted.

An off benchmark allocation to high yield corporate credit, an overweight allocation to asset-backed securities and security selection in emerging markets debt were the largest relative contributors to performance at an asset class level. Security selection in government securities was the largest detractor given the longer duration profile within the sector relative to the benchmark. Security selection within CMBS also detracted.

Bradley D. Doyle, CFA

Charles Foster, CFA

James Rich

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	10 Year or Since Inception		Inception Date
Class I (NAV)	1.30%	(5.93)%		07/31/2020
Bloomberg US Aggregate Bond Index (A)	0.36%	(5.51)%
Class I2 (NAV)	1.48%	(5.90)%		07/31/2020
Class R6 (NAV)	N/A	(2.55	)%(B)	03/01/2023

(A) The Bloomberg US Aggregate Bond Index measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-back securities.

(B) Not annualized.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains. Fund shares are sold without a sales load.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third party data providers.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class I	$1,000.00	$943.40	$2.48	$1,022.70	$2.55	0.50%
Class I2	1,000.00	943.80	2.23	1,022.90	2.29	0.45
Class R6	1,000.00	944.80	2.33	1,022.80	2.40	0.47

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	43.6%
U.S. Government Obligations	16.5
U.S. Government Agency Obligations	14.9
Asset-Backed Securities	13.5
Short-Term U.S. Government Agency Obligations	6.1
Mortgage-Backed Securities	6.0
Commercial Paper	5.3
Repurchase Agreement	2.0
Foreign Government Obligations	1.8
Other Investment Company	1.0
Loan Assignments	1.0
Net Other Assets (Liabilities)	(11.7)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	8.45
Duration †	5.97

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	37.5%
AAA	7.3
AA	4.6
A	16.8
BBB	21.6
BB	9.9
B	1.4
Not Rated	12.6
Net Other Assets (Liabilities)	(11.7)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 13.5%
Aligned Data Centers Issuer LLC Series 2021-1A, Class A2, 1.94%, 08/15/2046 (A)	$200,000	$174,232
DataBank Issuer
Series 2021-1A, Class A2,
2.06%, 02/27/2051 (A)	125,000	110,082
Series 2021-2A, Class A2,
2.40%, 10/25/2051 (A)	100,000	86,214
GoodLeap Sustainable Home Solutions Trust
Series 2021-4GS, Class A,
1.93%, 07/20/2048 (A)	76,574	53,951
Series 2021-5CS, Class A,
2.31%, 10/20/2048 (A)	99,553	73,554
Series 2022-1GS, Class B,
2.94%, 01/20/2049 (A)	112,638	82,579
Hertz Vehicle Financing III LLC Series 2023-2A, Class A, 5.57%, 09/25/2029 (A)	140,000	134,730
Loanpal Solar Loan Ltd.
Series 2020-2GF, Class A,
2.75%, 07/20/2047 (A)	157,996	117,844
Series 2021-1GS, Class A,
2.29%, 01/20/2048 (A)	63,491	47,028
Series 2021-2GS, Class A,
2.22%, 03/20/2048 (A)	46,141	32,780
Luminace ABS Issuer LLC Series 2022-1, Class A, 4.88%, 07/31/2062 (A)	160,706	137,560
MMAF Equipment Finance LLC Series 2020-A, Class A5, 1.56%, 10/09/2042 (A)	186,000	160,546
Mosaic Solar Loan Trust Series 2021-3A, Class B, 1.92%, 06/20/2052 (A)	75,780	53,717
OneMain Financial Issuance Trust Series 2022-S1, Class A, 4.13%, 05/14/2035 (A)	135,000	128,561
ServiceMaster Funding LLC
Series 2020-1, Class A2II,
3.34%, 01/30/2051 (A)	118,488	89,978
Series 2021-1, Class A2II,
3.11%, 07/30/2051 (A)	114,779	85,181
SoFi Professional Loan Program LLC Series 2019-C, Class BFX, 3.05%, 11/16/2048 (A)	261,000	208,683
Sunnova Helios IV Issuer LLC Series 2020-AA, Class A, 2.98%, 06/20/2047 (A)	195,197	173,487
Sunnova Sol II Issuer LLC Series 2020-2A, Class A, 2.73%, 11/01/2055 (A)	128,253	99,394
Sunnova Sol III Issuer LLC Series 2021-1, Class A, 2.58%, 04/28/2056 (A)	128,514	100,058
Sunrun Demeter Issuer LLC Series 2021-2A, Class A, 2.27%, 01/30/2057 (A)	112,059	90,324
Sunrun Vulcan Issuer LLC Series 2021-1A, Class A, 2.46%, 01/30/2052 (A)	111,194	89,002

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Vantage Data Centers Issuer LLC
Series 2020-1A, Class A2,
1.65%, 09/15/2045 (A)	$ 180,000	$ 163,028
Series 2021-1A, Class A2,
2.17%, 10/15/2046 (A)	125,000	108,983
Vivint Solar Financing VII LLC Series 2020-1A, Class A, 2.21%, 07/31/2051 (A)	217,627	168,835

Total Asset-Backed Securities (Cost $3,393,676)		2,770,331

CORPORATE DEBT SECURITIES - 43.6%
Automobile Components - 0.3%
BorgWarner, Inc. 4.38%, 03/15/2045	90,000	64,401

Automobiles - 1.1%
Ford Motor Co. 3.25%, 02/12/2032	130,000	98,043
General Motors Co. 5.60%, 10/15/2032 (B)	141,000	129,063

		227,106

Banks - 10.9%
Bank of America Corp. Fixed until 10/22/2024, 2.46% (C), 10/22/2025	312,000	299,831
BNP Paribas SA 4.38%, 09/28/2025 (A)	200,000	191,475
BPCE SA Fixed until 10/19/2026, 2.05% (C), 10/19/2027 (A)	250,000	218,155
Deutsche Bank AG 1.69%, 03/19/2026	265,000	238,852
Goldman Sachs Group, Inc. Fixed until 06/15/2026, 4.39% (C), 06/15/2027	133,000	127,062
Intesa Sanpaolo SpA Fixed until 11/21/2032, 8.25% (C), 11/21/2033 (A)	200,000	195,486
Morgan Stanley Fixed until 10/21/2024, 0.86% (C), 10/21/2025	251,000	236,994
PNC Bank NA 4.05%, 07/26/2028	250,000	222,757
PNC Financial Services Group, Inc. Fixed until 01/24/2033, 5.07% (C), 01/24/2034	153,000	134,914
UniCredit SpA Fixed until 06/03/2031, 3.13% (C), 06/03/2032 (A)	200,000	150,120
US Bancorp 3.10%, 04/27/2026	250,000	230,434

		2,246,080

Biotechnology - 0.3%
Amgen, Inc. 3.13%, 05/01/2025	40,000	38,460
Gilead Sciences, Inc. 3.65%, 03/01/2026	20,000	19,089

		57,549

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Broadline Retail - 0.4%
Walmart, Inc. 1.80%, 09/22/2031	$ 102,000	$ 78,607

Building Products - 0.4%
Boise Cascade Co. 4.88%, 07/01/2030 (A)	92,000	79,141

Chemicals - 2.1%
Huntsman International LLC 4.50%, 05/01/2029	80,000	71,597
LYB International Finance III LLC 5.63%, 05/15/2033	108,000	101,354
Orbia Advance Corp. SAB de CV 5.88%, 09/17/2044 (D)	200,000	155,835
PPG Industries, Inc. 2.55%, 06/15/2030	50,000	40,471
Sherwin-Williams Co. 4.50%, 06/01/2047	80,000	60,721

		429,978

Commercial Services & Supplies - 1.1%
Carlisle Cos., Inc. 2.75%, 03/01/2030	110,000	89,053
Eaton Corp. 4.15%, 03/15/2033	70,000	61,725
Waste Management, Inc. 3.13%, 03/01/2025	80,000	77,420

		228,198

Construction & Engineering - 1.7%
Century Communities, Inc. 6.75%, 06/01/2027	56,000	54,060
D.R. Horton, Inc. 2.60%, 10/15/2025	70,000	65,642
IHS Holding Ltd. 5.63%, 11/29/2026 (A)	200,000	160,938
Meritage Homes Corp. 5.13%, 06/06/2027	66,000	62,370

		343,010

Consumer Staples Distribution & Retail - 2.0%
Alimentation Couche-Tard, Inc. 3.63%, 05/13/2051 (A)	131,000	78,408
InRetail Consumer 3.25%, 03/22/2028 (A)	200,000	167,849
Sysco Corp. 3.30%, 07/15/2026 - 02/15/2050	210,000	173,149

		419,406

Containers & Packaging - 1.2%
Cascades, Inc./Cascades USA, Inc.
5.13%, 01/15/2026 (A) (B)	59,000	55,998
5.38%, 01/15/2028 (A)	88,000	79,523
Sonoco Products Co.
2.25%, 02/01/2027	79,000	69,670
2.85%, 02/01/2032 (B)	55,000	42,815

		248,006

Diversified REITs - 2.7%
American Tower Corp. 3.60%, 01/15/2028	80,000	71,946
Crown Castle, Inc.
2.90%, 04/01/2041	80,000	48,503
3.30%, 07/01/2030	50,000	41,170

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Diversified REITs (continued)
Digital Realty Trust LP 3.70%, 08/15/2027	$ 140,000	$ 127,994
HAT Holdings I LLC/HAT Holdings II LLC 6.00%, 04/15/2025 (A)	197,000	191,425
SBA Tower Trust 6.60%, 01/15/2028 (A)	80,000	79,846

		560,884

Diversified Telecommunication Services - 1.8%
Network i2i Ltd. Fixed until 01/15/2025 (E), 5.65% (C) (D)	200,000	193,535
Verizon Communications, Inc. 3.88%, 02/08/2029	200,000	181,686

		375,221

Electric Utilities - 5.0%
Duke Energy Carolinas LLC 3.95%, 11/15/2028	110,000	101,798
ENEL Finance International NV 2.25%, 07/12/2031 (A)	200,000	146,825
Investment Energy Resources Ltd. 6.25%, 04/26/2029 (A) (B)	200,000	175,000
NextEra Energy Capital Holdings, Inc. 3.55%, 05/01/2027	120,000	110,477
Niagara Mohawk Power Corp. 1.96%, 06/27/2030 (A)	70,000	53,721
Northern States Power Co. 2.60%, 06/01/2051	70,000	37,406
Pacific Gas & Electric Co. 6.70%, 04/01/2053	141,000	125,595
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (A)	91,000	79,290
Public Service Co. of Colorado 4.10%, 06/15/2048	110,000	77,039
Southern Power Co. 0.90%, 01/15/2026	130,000	116,448

		1,023,599

Energy Equipment & Services - 0.1%
Sunnova Energy Corp. 5.88%, 09/01/2026 (A) (B)	21,000	16,958

Financial Services - 1.2%
United Wholesale Mortgage LLC 5.50%, 11/15/2025 (A)	130,000	123,525
USAA Capital Corp. 2.13%, 05/01/2030 (A)	150,000	118,697

		242,222

Food Products - 0.9%
Danone SA 2.95%, 11/02/2026 (A)	200,000	185,518

Health Care Equipment & Supplies - 0.7%
Danaher Corp. 3.35%, 09/15/2025	80,000	76,827
Koninklijke Philips NV 6.88%, 03/11/2038	60,000	60,048

		136,875

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 1.0%
Healthpeak OP LLC 3.50%, 07/15/2029	$ 90,000	$ 77,749
Ventas Realty LP 3.50%, 02/01/2025	130,000	125,253

		203,002

Household Products - 0.3%
Kimberly-Clark Corp. 3.10%, 03/26/2030	80,000	69,028

Independent Power & Renewable Electricity Producers - 0.1%
Clearway Energy Operating LLC 3.75%, 02/15/2031 (A) (B)	30,000	23,391

Industrial REITs - 0.6%
Prologis LP 4.63%, 01/15/2033	141,000	126,598

Interactive Media & Services - 0.2%
Alphabet, Inc. 1.10%, 08/15/2030	40,000	30,700

IT Services - 0.2%
International Business Machines Corp. 3.30%, 01/27/2027	35,000	32,549

Machinery - 0.9%
Advanced Drainage Systems, Inc. 5.00%, 09/30/2027 (A)	190,000	177,175

Metals & Mining - 0.4%
Big River Steel LLC/BRS Finance Corp. 6.63%, 01/31/2029 (A)	90,000	88,900

Personal Care Products - 0.8%
Procter & Gamble Co. 2.45%, 11/03/2026	80,000	74,073
Unilever Capital Corp. 2.00%, 07/28/2026	100,000	91,490

		165,563

Pharmaceuticals - 1.1%
AbbVie, Inc.
3.20%, 05/14/2026	20,000	18,856
4.05%, 11/21/2039	20,000	15,698
AstraZeneca PLC 4.00%, 01/17/2029	60,000	55,906
Eli Lilly & Co. 2.75%, 06/01/2025	40,000	38,406
GlaxoSmithKline Capital, Inc. 3.63%, 05/15/2025	40,000	38,923
Merck & Co., Inc. 3.70%, 02/10/2045	40,000	28,811
Pfizer, Inc. 4.20%, 09/15/2048	40,000	30,856

		227,456

Residential REITs - 0.3%
UDR, Inc. 3.10%, 11/01/2034	80,000	58,771

Semiconductors & Semiconductor Equipment - 0.7%
Intel Corp. 3.73%, 12/08/2047	140,000	94,838
NXP BV/NXP Funding LLC/NXP USA, Inc. 3.40%, 05/01/2030	50,000	42,020

		136,858

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Software - 0.6%
Microsoft Corp. 3.30%, 02/06/2027	$ 130,000	$ 122,829

Technology Hardware, Storage & Peripherals - 0.7%
Dell International LLC/EMC Corp.
6.02%, 06/15/2026	37,000	37,044
6.20%, 07/15/2030	70,000	69,500
Hewlett Packard Enterprise Co. 4.90%, 10/15/2025	40,000	39,204

		145,748

Water Utilities - 0.5%
American Water Capital Corp. 3.45%, 06/01/2029	110,000	97,549

Wireless Telecommunication Services - 1.3%
Empresa Nacional de Telecomunicaciones SA 3.05%, 09/14/2032 (A)	150,000	107,438
Vmed O2 UK Financing I PLC 4.75%, 07/15/2031 (A)	200,000	160,989

		268,427

Total Corporate Debt Securities (Cost $10,732,449)		8,937,303

FOREIGN GOVERNMENT OBLIGATIONS - 1.8%
Chile - 0.8%
Chile Government International Bonds 4.34%, 03/07/2042	200,000	154,630

Colombia - 0.4%
Colombia Government International Bonds 7.38%, 09/18/2037	100,000	89,981

Panama - 0.2%
Panama Government International Bonds 6.70%, 01/26/2036	53,000	49,661

Republic of South Africa - 0.4%
Republic of South Africa Government International Bonds 6.25%, 03/08/2041	100,000	74,738

Total Foreign Government Obligations (Cost $511,498)		369,010

LOAN ASSIGNMENTS - 1.0%
Commercial Services & Supplies - 0.1%
GFL Environmental, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 2.50%, 7.91% (C), 05/31/2027	22,395	22,389

Communications Equipment - 0.5%
CommScope, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (C), 04/06/2026	107,208	92,065

Machinery - 0.4%
Vertiv Group Corp. Term Loan B, 1-Month Term SOFR + 2.75%, 8.18% (C), 03/02/2027	87,305	87,063

Total Loan Assignments (Cost $216,359)		201,517

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
MORTGAGE-BACKED SECURITIES - 6.0%
280 Park Avenue Mortgage Trust Series 2017-280P, Class E, 1-Month Term SOFR + 2.42%, 7.75% (C), 09/15/2034 (A)	$ 145,000	$ 122,580
Benchmark Mortgage Trust Series 2020-IG3, Class B, 3.29% (C), 09/15/2048 (A)	175,000	94,522
Eleven Madison Mortgage Trust Series 2015-11MD, Class A, 3.55% (C), 09/10/2035 (A)	143,000	127,270
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2019-OSB, Class C,
3.75% (C), 06/05/2039 (A)	174,000	141,969
Series 2022-OPO, Class C,
3.45% (C), 01/05/2039 (A)	140,000	88,900
Manhattan West Mortgage Trust Series 2020-1MW, Class B, 2.34% (C), 09/10/2039 (A)	185,000	155,630
SLG Office Trust Series 2021-OVA, Class D, 2.85%, 07/15/2041 (A)	130,000	91,429
Towd Point Mortgage Trust
Series 2018-3, Class A1,
3.75% (C), 05/25/2058 (A)	115,031	108,426
Series 2018-5, Class A1A,
3.25% (C), 07/25/2058 (A)	39,985	38,366
Series 2019-4, Class A1,
2.90% (C), 10/25/2059 (A)	120,504	109,857
Series 2023-1, Class A1,
3.75%, 01/25/2063 (A)	172,740	156,263

Total Mortgage-Backed Securities (Cost $1,587,222)		1,235,212

U.S. GOVERNMENT AGENCY OBLIGATIONS - 14.9%
Federal Home Loan Mortgage Corp. Multifamily Structured Pass-Through Certificates
3.51%, 03/25/2029	225,000	205,146
3.90%, 04/25/2028	418,000	393,665
Federal National Mortgage Association 0.88%, 08/05/2030	239,000	180,822
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2053 (F)	800,000	588,000
2.50%, 11/01/2038 - 11/01/2053 (F)	1,280,000	1,026,978
3.00%, 11/01/2053 (F)	400,000	320,437
3.50%, 11/01/2053 (F)	400,000	333,625

Total U.S. Government Agency Obligations (Cost $3,316,197)		3,048,673

U.S. GOVERNMENT OBLIGATIONS - 16.5%
U.S. Treasury - 16.5%
U.S. Treasury Bonds
1.75%, 08/15/2041	110,000	65,682
2.00%, 08/15/2051	1,074,000	585,414
2.25%, 02/15/2052	194,000	112,618
2.88%, 05/15/2052	814,000	547,510
3.38%, 08/15/2042	916,000	712,548

	Principal	Value

U.S. GOVERNMENT OBLIGATIONS (continued)
U.S. Treasury (continued)
U.S. Treasury Notes
1.25%, 08/15/2031	$ 163,000	$ 125,102
2.88%, 05/15/2032	139,000	119,535
3.88%, 08/15/2033	164,000	151,316
4.13%, 11/15/2032	1,017,000	960,231

Total U.S. Government Obligations (Cost $4,375,504)		3,379,956

COMMERCIAL PAPER - 5.3%
Banks - 3.4%
DNB Bank ASA 5.52% (G), 11/06/2023 (A)	700,000	699,387

Software - 1.9%
Microsoft Corp. 5.50% (G), 01/02/2024 (A)	400,000	396,272

Total Commercial Paper (Cost $1,095,789)		1,095,659

SHORT-TERM U.S. GOVERNMENT AGENCY OBLIGATIONS - 6.1%
Federal Home Loan Bank Discount Notes 5.42% (G), 11/01/2023	1,000,000	1,000,000
Federal National Mortgage Association Discount Notes 5.40% (G), 11/01/2023	250,000	250,000

Total Short-Term U.S. Government Agency Obligations (Cost $1,250,000)		1,250,000

	Shares	Value
OTHER INVESTMENT COMPANY - 1.0%
Securities Lending Collateral - 1.0%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (G)	206,740	206,740

Total Other Investment Company (Cost $206,740)		206,740

	Principal	Value
REPURCHASE AGREEMENT - 2.0%
Fixed Income Clearing Corp., 2.50% (G), dated 10/31/2023, to be repurchased at $419,895 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $428,348.	$419,866	419,866

Total Repurchase Agreement (Cost $419,866)		419,866

Total Investments (Cost $27,105,300)		22,914,267
Net Other Assets (Liabilities) - (11.7)%		(2,400,787)

Net Assets - 100.0%		$20,513,480

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (H)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$2,770,331	$—	$2,770,331
Corporate Debt Securities	—	8,937,303	—	8,937,303
Foreign Government Obligations	—	369,010	—	369,010
Loan Assignments	—	201,517	—	201,517
Mortgage-Backed Securities	—	1,235,212	—	1,235,212
U.S. Government Agency Obligations	—	3,048,673	—	3,048,673
U.S. Government Obligations	—	3,379,956	—	3,379,956
Commercial Paper	—	1,095,659	—	1,095,659
Short-Term U.S. Government Agency Obligations	—	1,250,000	—	1,250,000
Other Investment Company	206,740	—	—	206,740
Repurchase Agreement	—	419,866	—	419,866

Total Investments	$206,740	$22,707,527	$—	$22,914,267

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $8,206,993, representing 40.0% of the Fund’s net assets.
(B)	All or a portion of the securities are on loan. The total value of all securities on loan is $265,635, collateralized by cash collateral of $206,740 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $64,688. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(C)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(D)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $349,370, representing 1.7% of the Fund’s net assets.
(E)	Perpetual maturity. The date displayed is the next call date.
(F)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(G)	Rates disclosed reflect the yields at October 31, 2023.
(H)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $26,685,434) (including securities loaned of $265,635)	$22,494,401
Repurchase agreement, at value (cost $419,866)	419,866
Cash	826
Receivables and other assets:
Net income from securities lending	765
Shares of beneficial interest sold	11
Interest	158,995
Tax reclaims	2,575
Due from distributor	8,390
Total assets	23,085,829

Liabilities:
Cash collateral received upon return of:
Securities on loan	206,740
Payables and other liabilities:
When-issued, delayed-delivery, forward and TBA commitments purchased	2,308,810
Investment management fees	355
Transfer agent fees	207
Trustee and CCO fees	6
Audit and tax fees	50,729
Custody fees	2,265
Legal fees	234
Printing and shareholder reports fees	285
Registration fees	318
Other accrued expenses	2,400
Total liabilities	2,572,349
Net assets	$20,513,480

Net assets consist of:
Paid-in capital	$26,638,789
Total distributable earnings (accumulated losses)	(6,125,309)
Net assets	$20,513,480

Net assets by class:
Class I	823,507
Class I2	19,680,233
Class R6	9,740
Shares outstanding (unlimited shares, no par value):
Class I	108,015
Class I2	2,580,465
Class R6	1,277
Net asset value per share: (A)
Class I	$7.62
Class I2	7.63
Class R6	7.63

(A)	Net asset value per share for Class I, I2 and R6 shares represents offering price.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Interest income	$749,443
Net income from securities lending	4,528
Withholding taxes on foreign income	(354)
Total investment income	753,617

Expenses:
Investment management fees	87,061
Transfer agent fees:
Class I	893
Class I2	1,528
Class R6 (A)	1
Trustee and CCO fees	801
Audit and tax fees	50,965
Custody fees	15,732
Legal fees	1,366
Printing and shareholder reports fees	2,103
Registration fees	51,592
Filing fees	17,258
Other	946
Total expenses before waiver and/or reimbursement and recapture	230,246
Expenses waived and/or reimbursed:
Class I	(6,022)
Class I2	(134,253)
Class R6 (A)	(49)
Recapture of previously waived and/or reimbursed fees:
Class I	242
Class I2	5,795
Class R6 (A)	6
Net expenses	95,965

Net investment income (loss)	657,652

Net realized gain (loss) on:
Investments	(595,121)

Net change in unrealized appreciation (depreciation) on:
Investments	217,506
Net realized and change in unrealized gain (loss)	(377,615)
Net increase (decrease) in net assets resulting from operations	$280,037

(A)	Class R6 commenced operations on March 1, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$657,652	$476,937
Net realized gain (loss)	(595,121)	(779,780)
Net change in unrealized appreciation (depreciation)	217,506	(4,104,240)
Net increase (decrease) in net assets resulting from operations	280,037	(4,407,083)

Dividends and/or distributions to shareholders:
Class I	(26,515)	(21,785)
Class I2	(643,529)	(483,355)
Class R6 (A)	(217)	—
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(670,261)	(505,140)

Capital share transactions:
Proceeds from shares sold:
Class I	1,010	58,841
Class R6 (A)	9,999	—
11,009	58,841
Dividends and/or distributions reinvested:
Class I	26,515	21,785
Class I2	643,529	483,355
Class R6 (A)	217	—
670,261	505,140
Cost of shares redeemed:
Class I	(1,507)	(76,727)
(1,507)	(76,727)
Net increase (decrease) in net assets resulting from capital share transactions	679,763	487,254
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	1,617	(B)
—	1,617
Net increase (decrease) in net assets	289,539	(4,423,352)

Net assets:
Beginning of year	20,223,941	24,647,293
End of year	$20,513,480	$20,223,941

Capital share transactions - shares:
Shares issued:
Class I	124	6,098
Class R6 (A)	1,250	—
1,374	6,098
Shares reinvested:
Class I	3,306	2,534
Class I2	80,221	55,910
Class R6 (A)	27	—
83,554	58,444
Shares redeemed:
Class I	(184)	(8,338)
(184)	(8,338)
Net increase (decrease) in shares outstanding:
Class I	3,246	294
Class I2	80,221	55,910
Class R6 (A)	1,277	—
84,744	56,204

(A)	Class R6 commenced operations on March 1, 2023.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Class I
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$7.76	$9.67		$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.24	0.18		0.13	0.02
Net realized and unrealized gain (loss)	(0.13)	(1.90)		(0.14)	(0.17)
Total investment operations	0.11	(1.72)		(0.01)	(0.15)
Contributions from affiliate	—	0.02	(C)	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.21)		(0.14)	(0.03)

Net asset value, end of period/year	$7.62	$7.76		$9.67	$9.82
Total return	1.30%	(17.80	)%(C)	(0.06)%	(1.52	)%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$824	$813		$1,010	$985
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.18%	1.13%		1.27%	1.79	%(E)
Including waiver and/or reimbursement and recapture	0.50%	0.50%		0.50%	0.50	%(E)
Net investment income (loss) to average net assets	3.05%	2.05%		1.30%	0.93	%(E)
Portfolio turnover rate	16%	18%		43%	33	%(D)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.20%.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period and years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$7.76	$9.67	$9.82	$10.00

Investment operations:
Net investment income (loss) (B)	0.25	0.19	0.13	0.02
Net realized and unrealized gain (loss)	(0.13)	(1.90)	(0.13)	(0.17)
Total investment operations	0.12	(1.71)	—	(0.15)
Contributions from affiliate	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.25)	(0.20)	(0.15)	(0.03)

Net asset value, end of period/year	$7.63	$7.76	$9.67	$9.82
Total return	1.48%	(17.92)%	(0.01)%	(1.51	)%(C)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$19,679	$19,411	$23,637	$23,636
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.08%	1.04%	1.18%	1.70	%(D)
Including waiver and/or reimbursement and recapture	0.45%	0.45%	0.45%	0.45	%(D)
Net investment income (loss) to average net assets	3.10%	2.11%	1.35%	0.98	%(D)
Portfolio turnover rate	16%	18%	43%	33	%(C)

(A)	Commenced operations on July 31, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period indicated:	Class R6
October 31, 2023 (A)
Net asset value, beginning of period	$8.00

Investment operations:
Net investment income (loss) (B)	0.17
Net realized and unrealized gain (loss)	(0.37)
Total investment operations	(0.20)
Contributions from affiliate	—

Dividends and/or distributions to shareholders:
Net investment income	(0.17)

Net asset value, end of period	$7.63
Total return (C)	(2.55)%

Ratio and supplemental data:
Net assets end of period (000’s)	$10
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.08%
Including waiver and/or reimbursement and recapture	0.45%
Net investment income (loss) to average net assets (D)	3.11%
Portfolio turnover rate	16%

(A)	Commenced operations on March 1, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Sustainable Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$206,740	$—	$—	$—	$206,740
Total Borrowings	$206,740	$—	$—	$—	$206,740

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the subadviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 20,509,377	99.98%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.410%
Over $500 million up to $1 billion	0.390
Over $1 billion up to $1.5 billion	0.380
Over $1.5 billion	0.375

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class I	0.50%	March 1, 2024
Class I2, Class R6 (A)	0.45	March 1, 2024

(A)	Class commenced operations on March 1, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class I	$7,867	$5,913	$6,022	$19,802
Class I2	177,809	127,637	134,253	439,699
Class R6 (A)	—	—	43	43

(A)	Class R6 commenced operations on March 1, 2023.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 2,403	$ 204

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 1,224,326	$ 2,407,646	$ 2,860,110	$ 33,871

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to distributions in excess of current earnings. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (677)	$ 677

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 27,132,543	$ 335	$ (4,218,611)	$ (4,218,276)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 1,059,429	$ 847,604

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 670,261	$ —	$ —	$ —	$ 505,140	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (1,907,033)	$ —	$ —	$ (4,218,276)

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Sustainable Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Sustainable Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the three years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the three years in the period then ended and the period from July 31, 2020 (commencement of operations) through October 31, 2020, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the period ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Sustainable Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon USA Investment Management, LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for the period ended December 31, 2022. Based on these considerations, the Board determined that TAM and the

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and its benchmark, each for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the median for its peer group and below the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 –2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA SUS BOND 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Sustainable Equity Income

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Sustainable Equity Income

(unaudited)

MARKET ENVIRONMENT

Over the fiscal year ended October 31, 2023, there was a notable change in market conditions – inflation, which had been a significant negative factor in early 2022, peaked during the fiscal year and began to trend downwards. This caused a rebound in growth stocks, which outperformed their value counterparts. A key theme of this growth rally was how narrow it was, with a handful of mega-cap, technology-related stocks accounting for most of the overall market’s gains.

The more positive backdrop for equities reflected optimism that the Federal Reserve would be able to achieve its aim of reining in inflation without putting a large dent in economic growth – the so-called ‘soft landing’ scenario. Falling inflation coupled with resilient economic data, particularly labor market metrics, helped to support this thesis.

Geopolitical tensions continued to increase, consumer confidence fell and companies in some sectors continued to face challenges from factors such as softening demand, increased input costs and dislocated inventory cycles. Overall, U.S. corporate earnings fell, constituting an ‘earnings recession’, although this lower earnings power was outweighed by the optimism over peak inflation and peak rates outlined above.

Technology went from being the worst performer over the previous period to the best over this one. Real estate, utilities and health care were the weakest performers and the lower oil price meant that energy went from being the best performer in the previous period to a laggard in the fiscal year.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Sustainable Equity Income (Class A) returned -1.91%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Value Index, returned 0.13%.

STRATEGY REVIEW

We believe there is an opportunity for investors to profit from the compounding effect of reinvested dividends and investing with a sustainable mindset. The latter helps to identify companies, which can maintain competitive advantage through positive ESG performance, thus making their businesses and consequently dividend payouts more sustainable in nature. In practice, this means investing in a concentrated number of companies (35-50), which have the potential to sustain and grow their dividend income streams over time. We employ a long-term, low-turnover approach, focusing on quality as defined by companies we have identified as having strong balance sheets and historically high returns on equity.

During the fiscal year, positive sector allocations were outweighed by weak stock selection. The top relative detractor versus the benchmark, the Russell 1000 Value® Index, was a stock that was not held: Meta Platforms, Inc. The stock does not pass our responsible investment analysis and, therefore, cannot be held, so its sharp rally over the period acted as a material headwind to relative performance.

Other prominent detractors came from the banking sector, where in the first half of 2023 some high- profile banks failed. Our responsible investment framework typically limits us to owning regional banks over majors, which was a headwind over the period, as the latter category outperformed. We held First Republic Bank, one of the institutions that ultimately failed, and although we sold the position in the early stages of the crisis, and before the bank itself eventually failed, it still detracted. Citizens Financial Group, Inc. was also affected by negative sentiment compounded by first quarter 2023 results that were below expectations.

Elsewhere, utilities company AES Corp. detracted, partly caused by the higher interest rate environment and partly by management nudging down guidance due to some project delays and complications of exiting its coal assets. Essential Utilities also detracted, although in this case operational performance and financial results were more solid and the weakness appeared to be due to the macro backdrop.

Several of our top individual performers came from the technology sector. The general rebound in the sector, prompted by market conditions helped, as did the buzz around developments in generative artificial intelligence (“AI”). This latter point was a key driver for Broadcom, the Fund’s top contributor over the period. The company, which develops semiconductors for networking and infrastructure applications, rose sharply on the back of AI driving a major increase in demand for computing power and data center capacity.

Taiwan Semiconductor Manufacturing Co., Ltd., ADR was another beneficiary of the AI theme, as the world’s foremost producer of high-end semiconductors. Lastly, Microsoft Corp. also performed well. Its ‘Azure’ cloud segment continued to see very strong growth, with its third quarter of 2023 revenues from that segment eclipsing total company revenue from its full 2019 fiscal year.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

(unaudited)

STRATEGY REVIEW (continued)

Elsewhere, CME Group, Inc. added value. The derivatives exchange operator delivered strong financial performance over the period. Packaging Corp. of America also gained, making back much of the lost ground from a difficult 2022. The shares were particularly strong in July after second quarter 2023 results suggested that demand for its corrugated packaging products had now troughed and was inflecting higher.

From a sector perspective, we benefited from being overweight technology and basic materials, although we saw a slight headwind from being overweight health care.

Mark Peden, CFA

Robin Black

Co-Portfolio Managers

Aegon Asset Management UK plc

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	(7.32)%	0.00%	3.67%	01/04/2013
Class A (NAV)	(1.91)%	1.14%	4.27%	01/04/2013
Russell 1000® Value Index (A)	0.13%	6.60%	7.60%
Class C (POP)	(3.66)%	0.28%	3.38%	01/04/2013
Class C (NAV)	(2.69)%	0.28%	3.38%	01/04/2013
Class I (NAV)	(1.73)%	1.44%	4.51%	01/04/2013
Class I2 (NAV)	(1.63)%	1.42%	4.55%	01/04/2013
Class R6 (NAV)	(1.62)%	1.42%	3.33%	05/29/2015

(A) The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with lower price-to-book ratios and lower expected growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares or the maximum applicable contingent deferred sales charge of 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$950.30	$5.07	$1,020.10	$5.19	1.02%
Class C	1,000.00	947.10	9.43	1,015.60	9.65	1.90
Class I	1,000.00	951.20	3.68	1,021.50	3.77	0.74
Class I2	1,000.00	951.60	3.63	1,021.50	3.72	0.73
Class R6	1,000.00	951.60	3.63	1,021.50	3.72	0.73

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.0%
Repurchase Agreement	1.0
Other Investment Company	0.6
Net Other Assets (Liabilities)	(0.6)
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 99.0%
Banks - 3.1%
Citizens Financial Group, Inc.	155,139	$3,634,907
US Bancorp	125,596	4,004,000

		7,638,907

Biotechnology - 3.8%
Gilead Sciences, Inc.	117,078	9,195,306

Capital Markets - 8.0%
CME Group, Inc.	47,510	10,141,485
Moody’s Corp.	14,228	4,382,224
State Street Corp.	77,610	5,015,934

		19,539,643

Chemicals - 2.3%
Air Products & Chemicals, Inc.	19,587	5,532,152

Commercial Services & Supplies - 3.0%
Republic Services, Inc.	50,246	7,461,029

Communications Equipment - 3.6%
Cisco Systems, Inc.	169,111	8,815,756

Containers & Packaging - 2.3%
Packaging Corp. of America	36,111	5,526,789

Diversified Telecommunication Services - 1.4%
TELUS Corp. (A)	210,518	3,393,550

Electrical Equipment - 4.5%
Emerson Electric Co.	64,379	5,727,800
Schneider Electric SE, ADR (A)	169,188	5,182,228

		10,910,028

Food Products - 1.2%
McCormick & Co., Inc.	44,785	2,861,762

Ground Transportation - 1.9%
Union Pacific Corp.	22,685	4,709,633

Health Care Equipment & Supplies - 1.7%
Medtronic PLC	57,974	4,090,646

Health Care Providers & Services - 3.9%
Elevance Health, Inc.	10,813	4,866,823
Quest Diagnostics, Inc.	35,570	4,627,657

		9,494,480

Household Products - 4.5%
Colgate-Palmolive Co.	89,075	6,691,314
Kimberly-Clark Corp.	35,380	4,232,863

		10,924,177

Independent Power & Renewable Electricity Producers - 1.4%
AES Corp.	230,742	3,438,056

Insurance - 6.7%
Cincinnati Financial Corp.	46,950	4,679,507
MetLife, Inc.	111,213	6,673,892
Progressive Corp.	31,883	5,040,383

		16,393,782

Leisure Products - 0.8%
Hasbro, Inc.	41,761	1,885,509

Machinery - 6.0%
AGCO Corp.	43,845	5,027,268
Cummins, Inc.	20,221	4,373,802
Xylem, Inc.	55,133	5,157,141

		14,558,211

Media - 2.5%
Omnicom Group, Inc.	82,038	6,145,467

	Shares	Value
COMMON STOCKS (continued)
Metals & Mining - 2.0%
Steel Dynamics, Inc.	45,489	$ 4,845,033

Pharmaceuticals - 8.5%
AstraZeneca PLC, ADR	72,713	4,597,643
Bristol-Myers Squibb Co.	122,030	6,288,206
Merck & Co., Inc.	95,075	9,764,202

		20,650,051

Professional Services - 4.3%
Automatic Data Processing, Inc.	25,217	5,502,854
RELX PLC, ADR	146,890	5,119,116

		10,621,970

Semiconductors & Semiconductor Equipment - 9.2%
Broadcom, Inc.	13,985	11,766,559
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	73,514	6,344,993
Texas Instruments, Inc.	30,656	4,353,459

		22,465,011

Software - 3.5%
Microsoft Corp.	25,064	8,474,389

Specialized REITs - 4.0%
American Tower Corp.	15,444	2,751,966
Digital Realty Trust, Inc.	29,549	3,674,714
Weyerhaeuser Co.	118,592	3,402,405

		9,829,085

Specialty Retail - 3.7%
Best Buy Co., Inc.	45,455	3,037,303
Home Depot, Inc.	20,920	5,955,715

		8,993,018

Water Utilities - 1.2%
Essential Utilities, Inc.	86,521	2,894,993

Total Common Stocks (Cost $240,131,021)		241,288,433

OTHER INVESTMENT COMPANY - 0.6%
Securities Lending Collateral - 0.6%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (B)	1,430,923	1,430,923

Total Other Investment Company (Cost $1,430,923)		1,430,923

	Principal	Value
REPURCHASE AGREEMENT - 1.0%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $2,290,132 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $2,335,782.	$2,289,973	2,289,973

Total Repurchase Agreement (Cost $2,289,973)		2,289,973

Total Investments (Cost $243,851,917)		245,009,329
Net Other Assets (Liabilities) - (0.6)%		(1,355,992)

Net Assets - 100.0%		$243,653,337

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (C)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$241,288,433	$—	$—	$241,288,433
Other Investment Company	1,430,923	—	—	1,430,923
Repurchase Agreement	—	2,289,973	—	2,289,973

Total Investments	$242,719,356	$2,289,973	$—	$245,009,329

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	All or a portion of the securities are on loan. The total value of all securities on loan is $3,591,594, collateralized by cash collateral of $1,430,923 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $2,244,000. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(B)	Rates disclosed reflect the yields at October 31, 2023.
(C)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(D)	Percentage rounds to less than 0.1% or (0.1)%.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $241,561,944) (including securities loaned of $3,591,594)	$242,719,356
Repurchase agreement, at value (cost $2,289,973)	2,289,973
Receivables and other assets:
Net income from securities lending	942
Shares of beneficial interest sold	488
Dividends	319,115
Interest	159
Tax reclaims	17,370
Total assets	245,347,403

Liabilities:
Cash collateral received upon return of:
Securities on loan	1,430,923
Payables and other liabilities:
Shares of beneficial interest redeemed	67,867
Investment management fees	143,448
Distribution and service fees	12,544
Transfer agent fees	3,849
Trustee and CCO fees	69
Audit and tax fees	23,639
Custody fees	3,130
Legal fees	3,053
Printing and shareholder reports fees	1,198
Registration fees	825
Other accrued expenses	3,521
Total liabilities	1,694,066
Net assets	$243,653,337

Net assets consist of:
Paid-in capital	$251,331,604
Total distributable earnings (accumulated losses)	(7,678,267)
Net assets	$243,653,337

Net assets by class:
Class A	$52,012,919
Class C	1,129,966
Class I	1,461,315
Class I2	187,388,482
Class R6	1,660,655
Shares outstanding (unlimited shares, no par value):
Class A	7,850,686
Class C	171,571
Class I	220,347
Class I2	28,305,507
Class R6	251,031
Net asset value per share: (A)
Class A	$6.63
Class C	6.59
Class I	6.63
Class I2	6.62
Class R6	6.62
Maximum offering price per share: (B)
Class A	$7.02

(A)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$7,579,010
Interest income	54,834
Net income from securities lending	19,487
Withholding taxes on foreign income	(64,339)
Total investment income	7,588,992

Expenses:
Investment management fees	1,813,452
Distribution and service fees:
Class A	142,273
Class C	14,291
Transfer agent fees:
Class A	26,112
Class C	2,935
Class I	2,068
Class I2	15,864
Class R6	126
Trustee and CCO fees	9,907
Audit and tax fees	28,432
Custody fees	17,684
Legal fees	17,633
Printing and shareholder reports fees	10,398
Registration fees	77,061
Other	30,765
Total expenses before waiver and/or reimbursement and recapture	2,209,001
Expenses waived and/or reimbursed:
Class A	(3,726)
Class C	(723)
Class I	(1,957)
Class I2	(12,875)
Class R6	(111)
Recapture of previously waived and/or reimbursed fees:
Class A	3,708
Class C	172
Class I	174
Class I2	12,875
Class R6	111
Net expenses	2,206,649

Net investment income (loss)	5,382,343

Net realized gain (loss) on:
Investments	(6,341,675)
Foreign currency transactions	9,302
Net realized gain (loss)	(6,332,373)

Net change in unrealized appreciation (depreciation) on:
Investments	(2,056,110)
Net realized and change in unrealized gain (loss)	(8,388,483)
Net increase (decrease) in net assets resulting from operations	$(3,006,140)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$5,382,343	$5,404,450
Net realized gain (loss)	(6,332,373)	(3,066,505)
Net change in unrealized appreciation (depreciation)	(2,056,110)	(50,975,739)
Net increase (decrease) in net assets resulting from operations	(3,006,140)	(48,637,794)

Dividends and/or distributions to shareholders:
Class A	(823,307)	(12,259,442)
Class C	(7,781)	(325,340)
Class I	(32,222)	(714,288)
Class I2	(3,692,516)	(42,545,204)
Class R6	(29,315)	(524,995)
Return of capital:
Class A	—	(76,461)
Class C	—	(995)
Class I	—	(6,337)
Class I2	—	(316,494)
Class R6	—	(3,375)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(4,585,141)	(56,772,931)

Capital share transactions:
Proceeds from shares sold:
Class A	4,524,723	2,975,839
Class C	61,480	206,861
Class I	201,895	2,416,317
Class I2	5,961,123	25,367,713
Class R6	412,509	1,402,216
11,161,730	32,368,946
Dividends and/or distributions reinvested:
Class A	823,082	12,333,650
Class C	7,483	315,530
Class I	32,222	720,625
Class I2	3,692,516	42,861,698
Class R6	29,315	528,370
4,584,618	56,759,873
Cost of shares redeemed:
Class A	(11,707,958)	(13,876,632)
Class C	(143,311)	(388,463)
Class I	(1,421,185)	(3,554,919)
Class I2	(33,366,922)	(25,026,408)
Class R6	(324,500)	(2,747,730)
(46,963,876)	(45,594,152)
Automatic conversions:
Class A	352,880	180,283
Class C	(352,880)	(180,283)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	(31,217,528)	43,534,667
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	14	(A)
Class C	—	183	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	13,338	(B)
—	13,535
Net increase (decrease) in net assets	(38,808,809)	(61,862,523)

Net assets:
Beginning of year	282,462,146	344,324,669
End of year	$243,653,337	$282,462,146

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	647,885	400,726
Class C	8,712	27,010
Class I	28,003	327,083
Class I2	830,958	2,856,621
Class R6	58,624	190,502
	1,574,182	3,801,942
Shares reinvested:
Class A	118,300	1,561,991
Class C	1,078	40,025
Class I	4,618	92,028
Class I2	531,510	5,445,949
Class R6	4,226	66,895
	659,732	7,206,888
Shares redeemed:
Class A	(1,653,006)	(1,796,886)
Class C	(20,627)	(51,277)
Class I	(196,119)	(503,129)
Class I2	(4,740,906)	(3,185,390)
Class R6	(45,805)	(376,553)
	(6,656,463)	(5,913,235)
Automatic conversions:
Class A	49,081	23,389
Class C	(49,426)	(23,545)
	(345)	(156)
Net increase (decrease) in shares outstanding:
Class A	(837,740)	189,220
Class C	(60,263)	(7,787)
Class I	(163,498)	(84,018)
Class I2	(3,378,438)	5,117,180
Class R6	17,045	(119,156)
	(4,422,894)	5,095,439

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.86		$9.53		$6.86	$9.57	$10.59

Investment operations:
Net investment income (loss) (A)	0.12		0.11		0.13	0.15	0.20
Net realized and unrealized gain (loss)	(0.25)		(1.31)		2.66	(1.60)	0.43
Total investment operations	(0.13)		(1.20)		2.79	(1.45)	0.63
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.10)		(0.12)		(0.12)	(0.16)	(0.20)
Net realized gains	—		(1.34)		—	(1.10)	(1.45)
Return of capital	—		(0.01)		—	—	—
Total dividends and/or distributions to shareholders	(0.10)		(1.47)		(0.12)	(1.26)	(1.65)

Net asset value, end of year	$6.63		$6.86		$9.53	$6.86	$9.57
Total return (D)	(1.91)%		(14.38	)%(C)	40.92%	(17.52)%	8.43%

Ratio and supplemental data:
Net assets end of year (000’s)	$52,013		$59,568		$81,027	$69,391	$82,402
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.03%		1.01%		1.02%	1.06%	1.05%
Including waiver and/or reimbursement and recapture	1.03	%(E)	1.01	%(E)	1.02%	1.06%	1.05%
Net investment income (loss) to average net assets	1.74%		1.50%		1.46%	1.94%	2.11%
Portfolio turnover rate	11%		28%		164%	45%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.81	$9.48		$6.83	$9.52	$10.53

Investment operations:
Net investment income (loss) (A)	0.06	0.05		0.06	0.09	0.12
Net realized and unrealized gain (loss)	(0.24)	(1.32)		2.64	(1.59)	0.44
Total investment operations	(0.18)	(1.27)		2.70	(1.50)	0.56
Contributions from affiliate	—	0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.04)	(0.06)		(0.05)	(0.09)	(0.12)
Net realized gains	—	(1.34)		—	(1.10)	(1.45)
Return of capital	—	(0.00	)(B)	—	—	—
Total dividends and/or distributions to shareholders	(0.04)	(1.40)		(0.05)	(1.19)	(1.57)

Net asset value, end of year	$6.59	$6.81		$9.48	$6.83	$9.52
Total return (D)	(2.69)%	(15.26	)%(C)	39.74%	(18.21)%	7.57%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,130	$1,579		$2,271	$2,641	$5,836
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.94%	1.91%		1.91%	1.93%	1.91%
Including waiver and/or reimbursement and recapture	1.90%	1.90%		1.89%	1.90%	1.90%
Net investment income (loss) to average net assets	0.88%	0.62%		0.68%	1.23%	1.25%
Portfolio turnover rate	11%	28%		164%	45%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the contingent deferred sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.86		$9.54		$6.86		$9.57	$10.59

Investment operations:
Net investment income (loss) (A)	0.14		0.14		0.15		0.17	0.21
Net realized and unrealized gain (loss)	(0.25)		(1.33)		2.66		(1.61)	0.44
Total investment operations	(0.11)		(1.19)		2.81		(1.44)	0.65
Contributions from affiliate	—		0.03	(B)	—		—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)		(0.17)		(0.13)		(0.17)	(0.22)
Net realized gains	—		(1.34)		—		(1.10)	(1.45)
Return of capital	—		(0.01)		—		—	—
Total dividends and/or distributions to shareholders	(0.12)		(1.52)		(0.13)		(1.27)	(1.67)

Net asset value, end of year	$6.63		$6.86		$9.54		$6.86	$9.57
Total return	(1.73)%		(13.84	)%(B)	41.29%		(17.36)%	8.65%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,461		$2,632		$4,463		$8,240	$12,013
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.84%		0.83%		0.85%		0.88%	0.87%
Including waiver and/or reimbursement and recapture	0.75	%(C)	0.74	%(C)(D)	0.77	%(D)	0.88%	0.87%
Net investment income (loss) to average net assets	2.02%		1.84%		1.75%		2.16%	2.30%
Portfolio turnover rate	11%		28%		164%		45%	55%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.42%.
(C)	TAM has contractually agreed to reimburse 0.09% of the transfer agency fees through March 1, 2024. These amounts are not subject to recapture by TAM.
(D)	TAM contractually agreed to reimburse 0.09% of the sub-transfer agency fees through March 1, 2022. These amounts are not subject to recapture by TAM.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.85	$9.53	$6.86	$9.57	$10.59

Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.17	0.16	0.22
Net realized and unrealized gain (loss)	(0.25)	(1.33)	2.64	(1.59)	0.44
Total investment operations	(0.11)	(1.19)	2.81	(1.43)	0.66
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.14)	(0.18)	(0.23)
Net realized gains	—	(1.34)	—	(1.10)	(1.45)
Return of capital	—	(0.01)	—	—	—
Total dividends and/or distributions to shareholders	(0.12)	(1.49)	(0.14)	(1.28)	(1.68)

Net asset value, end of year	$6.62	$6.85	$9.53	$6.86	$9.57
Total return	(1.63)%	(14.23)%	41.31%	(17.26)%	8.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$187,388	$217,081	$253,200	$420,958	$428,187
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.73%	0.74%	0.78%	0.77%
Including waiver and/or reimbursement and recapture	0.74%	0.73%	0.74%	0.78%	0.77%
Net investment income (loss) to average net assets	2.03%	1.80%	1.97%	2.18%	2.40%
Portfolio turnover rate	11%	28%	164%	45%	55%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class R6
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$6.85	$9.53	$6.86	$9.57	$10.59

Investment operations:
Net investment income (loss) (A)	0.14	0.14	0.16	0.16	0.22
Net realized and unrealized gain (loss)	(0.25)	(1.33)	2.65	(1.59)	0.44
Total investment operations	(0.11)	(1.19)	2.81	(1.43)	0.66
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.12)	(0.14)	(0.14)	(0.18)	(0.23)
Net realized gains	—	(1.34)	—	(1.10)	(1.45)
Return of capital	—	(0.01)	—	—	—
Total dividends and/or distributions to shareholders	(0.12)	(1.49)	(0.14)	(1.28)	(1.68)

Net asset value, end of year	$6.62	$6.85	$9.53	$6.86	$9.57
Total return	(1.62)%	(14.23)%	41.31%	(17.25)%	8.77%

Ratio and supplemental data:
Net assets end of year (000’s)	$1,661	$1,602	$3,364	$4,586	$4,518
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.74%	0.73%	0.74%	0.78%	0.77%
Including waiver and/or reimbursement and recapture	0.74%	0.73%	0.74%	0.78%	0.77%
Net investment income (loss) to average net assets	2.02%	1.80%	1.93%	2.18%	2.37%
Portfolio turnover rate	11%	28%	164%	45%	55%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Sustainable Equity Income (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2 and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

The dollar amount of applicable foreign withholding taxes on foreign income is included on a net basis in Withholding taxes on foreign income within the Statement of Operations. The Fund records a foreign tax reclaim receivable on the ex-dividend date if the tax reclaim is “more likely than not” to be sustained assuming examination by tax authorities. This determination is based on, among other things, a jurisdiction’s legal obligation to pay reclaims as well as payment history and market convention. Foreign tax reclaims that have been recorded but not yet received are reflected in Tax reclaims within the Statement of Assets and Liabilities.

As a result of several European Court of Justice (“ECJ”) court cases in certain countries across the European Union (“EU”), the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries (“ECJ tax reclaims”). These additional filings are subject to various administrative proceedings by the local jurisdictions’ tax authorities within the EU, as well as a number of related judicial proceedings. Income recognized, if any, for ECJ tax reclaims is reflected in Other income within the Statement of Operations and the cost to file these additional ECJ tax reclaims is reflected in Reclaim professional fees within the

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Statement of Operations. When the ECJ tax reclaim is not “more likely than not” to be sustained assuming examination by tax authorities due to the uncertainty that exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these ECJ tax reclaims, and the potential timing of payment, no amounts are reflected in the financial statements.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Common Stocks	$1,430,923	$—	$—	$—	$1,430,923
Total Borrowings	$1,430,923	$—	$—	$—	$1,430,923

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Dividend paying stock risk: There can be no assurance that the issuers of the stocks held by the Fund will pay dividends in the future or that, if dividends are paid, they will not decrease. The Fund’s emphasis on dividend paying stocks could cause the Fund’s share price and total return to fluctuate more than, or cause the Fund to underperform, similar portfolios that invest without consideration of an issuer’s track record of paying dividends or ability to pay dividends in the future. Dividend-paying stocks tend to go through cycles of over- or under-performing the stock market in general.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the sub-adviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon Asset Management UK plc (“AAM UK”), a wholly-owned subsidiary of Aegon Ltd. AAM UK provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AAM UK, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AAM UK, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 204,620,072	83.98%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.663%
Over $500 million up to $1 billion	0.580
Over $1 billion up to $1.5 billion	0.550
Over $1.5 billion	0.530

TAM has contractually agreed to reimburse 0.09% of the transfer agency fees on Class I shares through March 1, 2024.

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.07%	March 1, 2024
Class C	1.90	March 1, 2024
Class I	0.88	March 1, 2024
Class I2, Class R6	0.78	March 1, 2024
Prior to March 1, 2023
Class A	1.09
Class I	0.90
Class I2, Class R6	0.80

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class C	$1,235	$639	$723	$2,597

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I, Class I2 and Class R6

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A and Class C of the Fund certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$4,811	$446
Class C	—	68

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 45,786	$ 3,651

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 29,964,469	$ —	$ 58,469,347	$ —

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

For U.S. income tax purposes, ECJ tax reclaims received by the Fund, if any, reduces the amount of foreign taxes Fund shareholders can use as tax credits in their individual income tax returns. In the event that ECJ tax reclaims received by the Fund during the fiscal year exceeds foreign withholding taxes paid, and the Fund previously passed foreign tax credits on to its shareholders, the Fund must either amend historic tax reporting to shareholders or enter into a closing agreement with the Internal Revenue Service in order to pay the associated tax liability on behalf of the respective Fund’s shareholders. During the year ended October 31, 2023, the ECJ tax reclaims received by the Fund did not exceed the foreign withholding taxes of the Fund.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to a prior year return of capital true-up. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ 37,096	$ (37,096)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 243,851,917	$ 29,752,224	$ (28,594,812)	$ 1,157,412

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 5,309,052	$ 4,296,035

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 4,585,141	$ —	$ —	$ —	$ 39,594,588	$ —	$ 16,774,681	$ 403,662

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 769,408	$ —	$ —	$ (9,605,087)	$ —	$ —	$ 1,157,412

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Sustainable Equity Income

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Sustainable Equity Income (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $4,585,141 of qualified dividend income.

For corporate shareholders, 100% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Sustainable Equity Income (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Aegon Asset Management UK plc (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. In addition, TAM provided the Board with additional supplemental comparative performance information. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was below the median for its peer universe and below its benchmark, each for the past 1-, 3- and 5-year periods. The Board noted that the Fund’s Sub-Adviser had commenced sub-advising the Fund on December 1, 2020 pursuant to its current investment strategies.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was below the median for its peer group and in line with the median for its peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were below the median for its peer group and in line with the median for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Equity Income

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that information about the Sub-Adviser’s revenues and expenses was incorporated into the profitability analysis for TAM and its affiliates with respect to the Fund. As a result, the Board focused on profitability information for TAM and its affiliates and the Sub-Adviser in the aggregate.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA SUS EQTY INC 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Sustainable Growth Equity

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Sustainable Growth Equity

(unaudited)

MARKET ENVIRONMENT

The third quarter of 2023 provided mixed results for U.S. equity markets, with indices initially surpassing the highs of the year before reversing course to end the quarter lower. The U.S. Federal Reserve’s policy trajectory was a central focus during the period from the Fund’s inception on March 31, 2023 through its fiscal year end on October 31, 2023 as investors broadly expected a pause in rate hikes that was confirmed in September. Over the course of the quarter, there was also a growing acceptance of the Fed’s higher-for-longer mantra leading to the swift rise in longer-dated yields. Questions also began to percolate about the health of the consumer and the durability of their spending power given the rise in oil, planned resumption of student loan payments, dramatically higher borrowing costs, and the exhaustion of Covid-era savings.

PERFORMANCE

For the period from inception, March 31, 2023, through October 31, 2023, Transamerica Sustainable Growth Equity (Class R6) returned 5.50%. By comparison, its benchmark, the Russell 1000® Growth Total Return Index, returned 7.72%.

STRATEGY REVIEW

The Fund underperformed its index (the Russell 1000® Growth Total Return Index) since inception on March 31, 2023, through October 31, 2023, due largely to stock selection decisions.

From a factor perspective, the Fund benefitted from a modest factor tailwind during the period, due to the Fund’s underweight to currency sensitivity (the U.S. Dollar outperformed a basket of foreign currencies) and overweight to earnings variation. This was partially offset by the headwind resulting from being underweight size, as the largest companies outperformed the rest of the market.

The healthcare sector was the largest detractor over the period. The underperformance was primarily due to investments within life sciences tools & services and healthcare equipment & supplies, which offset relative strength within pharmaceuticals. Inspire Medical Systems, Inc., a medical device company that develops systems to treat obstructive sleep apnea, was the biggest relative detractor within the sector. Inspire Medical Systems, Inc. posted a strong second quarter earnings report at the start of August in the backdrop of very high expectations, but unfortunately it did not matter as Inspire was perceived by investors as a GLP-1 “loser” (less obesity would mean less sleep apnea patients). Following the sell off, we decided to exit the name and consolidate our holdings into DexCom, Inc. and Insulet Corp., two other medical device companies which are focused on the diabetes market. We were encouraged to see both stocks recover off their lows.

The industrials sector also detracted from relative performance over the period. WillScot Mobile Mini Holdings Corp., a provider of modular and portable storage services, detracted from performance. Despite the company releasing a strong second quarter earnings report, the stock sold off due to concerns about the impact of higher interest rates on construction costs. We continue to believe WillScot Mobile Mini Holdings Corp. is a high-quality business with industry leading market share and believe the company will benefit from growth themes such as non-residential construction, infrastructure spending and workforce re-shuffling.

The consumer staples sector was the largest contributor over the period. Costco Wholesale Corp., an operator of membership warehouses, was the top relative performer as share gains continued with the company’s strong value offering and robust customer loyalty. Costco Wholesale Corp. is growing membership fees at a 90%+ renewal rate which provides unusually high earnings visibility for a retailer.

Paul D. McHugh, CFA

William R. Gilchrist

Co-Portfolio Managers

Westfield Capital Management Company, L.P.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	10 Year or Since Inception		Inception Date
Class A (POP)	(0.47	)%(A)	03/31/2023
Class A (NAV)	5.30	%(A)	03/31/2023
Class R6 (NAV)	5.50	%(A)	03/31/2023
Russell 1000® Growth Total Return Index (B)	7.72	%(A)

(A) Not annualized.

(B) The Russell 1000® Growth Total Return Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Focused funds are less diversified than other mutual funds; therefore, the performance of each holding in a focused fund has a greater impact upon the overall portfolio, which increases the risks associated with investing in the Fund. Value investing carries the risk that the market will not recognize a security’s intrinsic value for a long time or that a stock considered undervalued is actually appropriately priced. Dividend income may vary depending on market performance and is not guaranteed. A company’s future ability to pay dividends may be limited. Applying the sub-adviser’s ESG criteria to its investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and therefore the Fund may forgo some investment opportunities available to funds that do not use ESG criteria. Securities of companies with what are defined by the sub-adviser as having favorable ESG characteristics may shift into and out of favor depending on market and economic conditions, and the Fund’s performance may at times be better or worse than the performance of similar funds that do not use ESG criteria or that apply different ESG criteria. ESG is not a uniformly defined characteristic and applying ESG criteria involves a subjective assessment. ESG ratings and assessments of issuers can vary across third-party data providers.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,063.60	$5.00	$1,020.40	$4.84	0.95%
Class R6	1,000.00	1,065.70	2.89	1,022.40	2.80	0.55

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	98.7%
Net Other Assets (Liabilities)	1.3
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 98.7%
Aerospace & Defense - 3.3%
Axon Enterprise, Inc. (A)	425	$86,908
Hexcel Corp.	1,435	88,855

		175,763

Automobile Components - 2.7%
Aptiv PLC (A)	950	82,840
Visteon Corp. (A)	550	63,322

		146,162

Biotechnology - 3.1%
Ascendis Pharma AS, ADR (A)	1,840	164,330

Broadline Retail - 6.8%
Amazon.com, Inc. (A)	2,735	364,001

Capital Markets - 1.9%
S&P Global, Inc.	285	99,553

Chemicals - 1.4%
PPG Industries, Inc.	590	72,434

Construction & Engineering - 1.9%
WillScot Mobile Mini Holdings Corp. (A)	2,560	100,890

Consumer Staples Distribution & Retail - 3.2%
Costco Wholesale Corp.	310	171,256

Containers & Packaging - 1.6%
Avery Dennison Corp.	500	87,035

Diversified Consumer Services - 0.8%
Bright Horizons Family Solutions, Inc. (A)	580	42,955

Electrical Equipment - 3.3%
AMETEK, Inc.	580	81,647
Hubbell, Inc.	360	97,236

		178,883

Electronic Equipment, Instruments & Components - 2.1%
CDW Corp.	560	112,224

Financial Services - 4.2%
Visa, Inc., Class A	955	224,520

Health Care Equipment & Supplies - 4.4%
Dexcom, Inc. (A)	1,575	139,907
Insulet Corp. (A)	720	95,451

		235,358

	Shares	Value
COMMON STOCKS (continued)
Health Care Providers & Services - 3.4%
UnitedHealth Group, Inc.	337	$ 180,484

Insurance - 1.5%
American International Group, Inc.	1,335	81,849

Interactive Media & Services - 7.8%
Alphabet, Inc., Class A (A)	1,655	205,352
Alphabet, Inc., Class C (A)	1,670	209,251

		414,603

Life Sciences Tools & Services - 1.0%
Bio-Techne Corp.	960	52,445

Pharmaceuticals - 1.8%
Eli Lilly & Co.	174	96,384

Professional Services - 1.1%
Genpact Ltd.	1,805	60,540

Semiconductors & Semiconductor Equipment - 4.9%
NVIDIA Corp.	645	263,031

Software - 25.0%
Cadence Design Systems, Inc. (A)	330	79,151
Fortinet, Inc. (A)	1,255	71,748
Microsoft Corp.	2,125	718,484
Salesforce, Inc. (A)	810	162,672
ServiceNow, Inc. (A)	190	110,551
Splunk, Inc. (A)	695	102,276
Workday, Inc., Class A (A)	435	92,094

		1,336,976

Technology Hardware, Storage & Peripherals - 10.4%
Apple, Inc.	3,270	558,418

Textiles, Apparel & Luxury Goods - 1.1%
Lululemon Athletica, Inc. (A)	150	59,022

Total Common Stocks (Cost $4,990,672)		5,279,116

Total Investments (Cost $4,990,672)		5,279,116
Net Other Assets (Liabilities) - 1.3%		71,651

Net Assets - 100.0%		$5,350,767

INVESTMENT VALUATION:

Valuation Inputs (B)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$5,279,116	$—	$—	$5,279,116

Total Investments	$5,279,116	$—	$—	$5,279,116

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	There were no transfers in or out of Level 3 during the period ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATION:

ADR	American Depositary Receipt

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $4,990,672)	$5,279,116
Cash	65,749
Receivables and other assets:
Shares of beneficial interest sold	91
Due from investment manager	34,707
Total assets	5,379,663

Liabilities:
Payables and other liabilities:
Distribution and service fees	19
Transfer agent fees	55
Trustee and CCO fees	2
Audit and tax fees	24,746
Custody fees	1,252
Legal fees	72
Printing and shareholder reports fees	232
Registration fees	393
Other accrued expenses	2,125
Total liabilities	28,896
Net assets	$5,350,767

Net assets consist of:
Paid-in capital	$5,073,203
Total distributable earnings (accumulated losses)	277,564
Net assets	$5,350,767

Net assets by class:
Class A	$86,003
Class R6	5,264,764
Shares outstanding (unlimited shares, no par value):
Class A	8,170
Class R6	499,000
Net asset value per share: (A)
Class A	$10.53
Class R6	10.55
Maximum offering price per share: (B)
Class A	$11.14

(A)	Net asset value per share for Class R6 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

STATEMENT OF OPERATIONS

For the period ended October 31, 2023 (A)

Investment Income:
Dividend income	$12,625
Interest income	1,257
Total investment income	13,882

Expenses:
Investment management fees	15,125
Distribution and service fees:
Class A	81
Transfer agent fees:
Class A	107
Class R6	234
Trustee and CCO fees	126
Audit and tax fees	24,762
Custody fees	3,789
Legal fees	58,581
Printing and shareholder reports fees	2,379
Registration fees	47,457
Other	9,370
Total expenses before waiver and/or reimbursement and recapture	162,011
Expenses waived and/or reimbursed:
Class A	(1,803)
Class R6	(143,027)
Recapture of previously waived and/or reimbursed fees:
Class A	261
Class R6	18
Net expenses	17,460

Net investment income (loss)	(3,578)

Net realized gain (loss) on:
Investments	(11,012)

Net change in unrealized appreciation (depreciation) on:
Investments	288,444
Net realized and change in unrealized gain (loss)	277,432
Net increase (decrease) in net assets resulting from operations	$273,854

(A)	Fund commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

STATEMENT OF CHANGES IN NET ASSETS

For the period ended October 31, 2023

October 31, 2023 (A)
From operations:
Net investment income (loss)	$(3,578)
Net realized gain (loss)	(11,012)
Net change in unrealized appreciation (depreciation)	288,444
Net increase (decrease) in net assets resulting from operations	273,854

Capital share transactions:
Proceeds from shares sold:
Class A	251,872
Class R6	4,990,000
5,241,872
Cost of shares redeemed:
Class A	(164,959)
(164,959)
Net increase (decrease) in net assets resulting from capital share transactions	5,076,913
Net increase (decrease) in net assets	5,350,767

Net assets:
Beginning of period	—
End of period	$5,350,767

Capital share transactions - shares:
Shares issued:
Class A	23,184
Class R6	499,000
522,184
Shares redeemed:
Class A	(15,014)
(15,014)
Net increase (decrease) in shares outstanding:
Class A	8,170
Class R6	499,000
507,170

(A)	Fund commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	(0.04)
Net realized and unrealized gain (loss)	0.57
Total investment operations	0.53

Net asset value, end of period	$10.53
Total return (C) (D)	5.30%

Ratio and supplemental data:
Net assets end of period(000’s)	$86
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	5.71%
Including waiver and/or reimbursement and recapture	0.95%
Net investment income (loss) to average net assets (E)	(0.61)%
Portfolio turnover rate (D)	30%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(D)	Not annualized.
(E)	Annualized.

For a share outstanding during the period indicated:	Class R6
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	(0.01)
Net realized and unrealized gain (loss)	0.56
Total investment operations	0.55

Net asset value, end of period	$10.55
Total return (C)	5.50%

Ratio and supplemental data:
Net assets end of period (000’s)	$5,265
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	5.14%
Including waiver and/or reimbursement and recapture	0.55%
Net investment income (loss) to average net assets (D)	(0.11)%
Portfolio turnover rate (C)	30%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Sustainable Growth Equity (the “Fund”) commenced operations on March 31, 2023. The Fund is a series of the Trust and is classified as non-diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class R6.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the period ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the period ended October 31, 2023, commissions recaptured are $578.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

4. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended October 31, 2023, the Fund has not utilized the program.

5. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. RISK FACTORS (continued)

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Equity securities risk: Equity securities generally have greater risk of loss than debt securities. Stock markets are volatile and the value of equity securities may go up or down, sometimes rapidly and unpredictably. The value of equity securities fluctuates based on real or perceived changes in a company’s financial condition, factors affecting a particular industry or industries, and overall market, economic and political conditions. If the market prices of the equity securities owned by the Fund fall, the value of your investment in the Fund will decline. The Fund may lose its entire investment in the equity securities of an issuer. A change in financial condition or other event affecting a single issuer may adversely impact securities markets as a whole.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Non-diversification risk: As a “non-diversified” Fund, the Fund may invest a larger percentage of its assets in a smaller number of issuers than a diversified fund. Investing in a smaller number of issuers will make the Fund more susceptible to negative events affecting those issuers.

Sustainability investing risk: Applying sustainability criteria to the sub-adviser’s investment analysis for the Fund may impact the sub-adviser’s investment decisions as to securities of certain issuers and, therefore, the Fund may forgo some investment opportunities available to funds that do not apply sustainability investing principals or that apply different sustainability criteria. Applying sustainability criteria may impact the Fund’s exposure to risks associated with certain issuers, asset classes, industries and sectors, which may impact the Fund’s investment performance. The relevance and weightings of sustainability criteria to the sub-adviser’s investment process may vary significantly across issuers, asset classes, industries and sectors. Securities of companies meeting the subadviser’s sustainability criteria at the time of investment may shift into and out of favor depending on market and economic conditions, and a company’s sustainability practices, or the sub-adviser’s assessment of such practices, may change over time. The Fund’s performance may at times be better or worse than the performance of similar funds that do not utilize sustainability investing principals or that apply different sustainability criteria. “Sustainability” is not a uniformly defined characteristic and applying sustainability criteria involves subjective assessments. There may be significant differences in views in what constitutes positive or negative sustainability characteristics of a company. The sub-adviser’s sustainability assessment of a company may differ from that of other funds or investors. The Fund’s investments may include securities of issuers that derive revenue from non-sustainable activities. Sustainability ratings and assessments of issuers can vary across third party data providers, and sustainability data may be incomplete, delayed, inaccurate or unavailable, which could lead to an incorrect assessment of a company’s sustainability characteristics. Data inputs may include information self-reported by companies or from third party data providers. Regulation of sustainability investing in the U.S. and abroad is evolving. Regulatory change regarding the definition and/or use of sustainability criteria could have a material adverse effect on the Fund’s ability to invest in accordance with its sustainability strategy.

6. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 5,275,321	98.59%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.48%
Over $500 million up to $1 billion	0.47
Over $1 billion up to $2 billion	0.46
Over $2 billion	0.45

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A	0.95%	March 1, 2025
Class R6	0.55	March 1, 2025

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023 (A)	Total
Class A	$—	$—	$1,542	$1,542
Class R6	—	—	143,009	143,009

(A)	Commenced operations on March 31, 2023.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class R6.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the period ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$3,740	$—

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the period ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 341	$ 55

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the period ended October 31, 2023.

7. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 6,553,080	$ —	$ 1,550,817	$ —

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (3,710)	$ 3,710

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 4,996,858	$ 486,339	$ (204,081)	$ 282,258

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 4,826	$ —

During the period ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 are as follows:

2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 132	$ —	$ —	$ (4,826)	$ —	$ —	$ 282,258

9. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

Transamerica Funds	Annual Report 2023

Transamerica Sustainable Growth Equity

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Sustainable Growth Equity

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Sustainable Growth Equity (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations and changes in its net assets and its financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the period ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 – 2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 TA SUS GROWTH EQTY 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica UltraShort Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica UltraShort Bond

(unaudited)

MARKET ENVIRONMENT

Since the Fund’s inception on March 31, 2023 through its fiscal year end on October 31, 2023, the U.S. Federal Reserve (“Fed”) increased policy rates by 50 basis points, to a range of 5.25%-5.50%. While the pace of rate increases decidedly slowed towards the end of the period, the Fed emphasized that policy rates would remain elevated well into 2024. The cumulative impact of Fed rate increases helped support the reduction in inflation. After peaking at a 9.06% year-over-year rate in June 2022, the consumer price index registered a milder 3.70% annual increase in September 2023. Economic activity has exceeded expectations, exemplified by annualized real gross domestic product growth of 4.87% in the third quarter, the strongest quarter since fourth quarter 2021. This resilience has helped bolster expectations for the economy to achieve a soft landing and avoid recession following the Fed’s tightening campaign.

Fixed income supply and demand factors stood out as being exceptionally supportive of total and excess returns over the period. Elevated interest rates and an inverted yield curve enticed demand for short-dated debt, keeping Treasurys and credit well-bid. Market fundamentals were broadly supportive as well. While corporate balance sheets began to deteriorate modestly and loan delinquencies picked up in certain pockets of the economy, both remained benign from a historical perspective.

The total return for the Bloomberg Short-term Government Corporate Index for the period was 2.80%. The option adjusted spread (“OAS”) for the corporate component of the index tightened by 21 basis points over the time period, ending the period at an OAS of 71 basis points.

PERFORMANCE

For the period ended October 31, 2023, Transamerica UltraShort Bond (Class I) returned 3.11%. By comparison, its benchmark, the Bloomberg Short-Term Government Corporate Index, returned 2.80%.

STRATEGY REVIEW

For the seven-month period from the Fund’s inception on March 31, 2023 to October 31, 2023, the Fund outperformed its benchmark, the Bloomberg Short Term Government Corporate Index. The Fund’s overweight to credit contributed to performance for the period given the additional yield generated by these securities relative to the benchmark. Spread-related impacts also benefited relative returns while duration and curve positioning detracted from performance.

Allocations to short-dated commercial paper were the largest contributor to relative returns given the attractive rates offered with the rise in short-term rates during the period. Securitized credit, particularly high-quality collateralized loan obligations, servicer advance deals and commercial mortgage-backed securities supported by industrial property collateral, were also meaningful contributors to relative returns. Security selection within investment grade corporate credit detracted, mainly within banking.

The Fund maintained a meaningful allocation to out of benchmark commercial paper over the period to take advantage of attractive short-term rates, targeting purchases that incorporated the sub-adviser’s view of anticipated Fed rate hikes. The sub-adviser was also active in the slightly lower quality but still investment grade-rated tier two commercial paper market. These investments provided additional yield while also broadening the investment universe relative to the financial sector heavy tier one market.

Brian Barnhart, CFA

Tyler Knight, CFA

Co-Portfolio Managers

Aegon USA Investment Management, LLC

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	10 Year or Since Inception		Inception Date
Class A (POP)	2.90	%(A)	03/31/2023
Class A (NAV)	2.90	%(A)	03/31/2023
Class I (NAV)	3.11	%(A)	03/31/2023
Bloomberg Short-Term Government Corporate Index (B)	2.80	%(A)

(A) Not annualized.

(B) The Bloomberg Short-Term Government Corporate Index is a broad-based flagship benchmark that measures the non-securitized component of the US Aggregate Index.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would have been lower. There are no sales charges on Class I shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

The value of fixed income securities generally goes down when interest rates rise, and therefore the value of your investment in the Fund may also go down. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments. Fixed-income securities are subject to risks including credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. These risks are described in more detail in the prospectus.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,025.20	$3.56	$1,021.70	$3.52	0.69%
Class I	1,000.00	1,026.90	1.81	1,023.40	1.79	0.35

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Commercial Paper	61.5%
Corporate Debt Securities	15.9
Asset-Backed Securities	11.4
Certificates of Deposit	4.8
Mortgage-Backed Securities	4.3
Short-Term U.S. Government Obligations	1.6
Net Other Assets (Liabilities)	0.5
Total	100.0%

Fund Characteristics	Years
Average Maturity §	0.46
Duration†	0.29

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	1.6%
AAA	10.1
AA	1.5
A	9.5
BBB	10.5
Not Rated	66.3
Net Other Assets (Liabilities)	0.5
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 11.4%
ACM Auto Trust Series 2023-2A, Class A, 7.97%, 06/20/2030 (A)	$188,925	$189,043
Avis Budget Rental Car Funding AESOP LLC Series 2018-2A, Class A, 4.00%, 03/20/2025 (A)	166,667	165,963
CIFC Funding Ltd. Series 2017-4A, Class A1R, 3-Month Term SOFR + 1.21%, 6.61% (B), 10/24/2030 (A)	210,931	209,698
Enterprise Fleet Financing LLC Series 2020-2, Class A2, 0.61%, 07/20/2026 (A)	103,563	102,713
LCM XXV Ltd. Series 25A, Class AR, 3-Month Term SOFR + 1.10%, 6.52% (B), 07/20/2030 (A)	156,025	154,983
PFS Financing Corp. Series 2021-A, Class A, 0.71%, 04/15/2026 (A)	250,000	243,766
Santander Drive Auto Receivables Trust Series 2021-4, Class C, 1.26%, 02/16/2027	250,000	242,939
Sierra Timeshare Receivables Funding LLC Series 2020-2A, Class B, 2.32%, 07/20/2037 (A)	160,504	151,928
Sound Point CLO XVI Ltd. Series 2017-2A, Class AR, 3-Month Term SOFR + 1.24%, 6.62% (B), 07/25/2030 (A)	143,349	142,501
Symphony CLO XIX Ltd. Series 2018-19A, Class A, 3-Month Term SOFR + 1.22%, 6.62% (B), 04/16/2031 (A)	238,572	236,881
TCW CLO Ltd. Series 2018-1A, Class A1R, 3-Month Term SOFR + 1.23%, 6.61% (B), 04/25/2031 (A)	213,820	212,703
Tidewater Auto Receivables Trust Series 2020-AA, Class D, 2.31%, 03/15/2027 (A)	239,738	233,832
Toyota Auto Loan Extended Note Trust Series 2019-1A, Class A, 2.56%, 11/25/2031 (A)	250,000	245,049
Venture XXVII CLO Ltd. Series 2017-27A, Class AR, 3-Month Term SOFR + 1.31%, 6.73% (B), 07/20/2030 (A)	269,899	267,769
Veridian Auto Receivables Trust Series 2023-1A, Class A2, 5.97%, 08/17/2026 (A)	168,581	168,082

Total Asset-Backed Securities (Cost $2,950,863)		2,967,850

CERTIFICATES OF DEPOSIT - 4.8%
Banks - 4.8%
MUFG Bank Ltd. 3-Month SOFR + 0.44%, 5.75% (B), 12/01/2023	250,000	250,057

	Principal	Value

CERTIFICATES OF DEPOSIT (continued)
Banks (continued)
Nordea Bank Abp 1-Month SOFR + 0.76%, 6.70% (B), 11/17/2023	$ 500,000	$ 500,152
Royal Bank of Canada 3-Month SOFR + 0.35%, 5.66% (B), 11/09/2023	500,000	500,019

Total Certificates of Deposit (Cost $1,250,100)		1,250,228

CORPORATE DEBT SECURITIES - 15.9%
Aerospace & Defense - 0.7%
Boeing Co. 1.43%, 02/04/2024	188,000	185,689

Automobiles - 0.6%
General Motors Financial Co., Inc. 3.95%, 04/13/2024	150,000	148,325

Banks - 5.1%
Bank of America Corp. Fixed until 06/19/2025, 1.32% (B), 06/19/2026	262,000	240,768
Citigroup, Inc. Fixed until 05/24/2024, 4.14% (B), 05/24/2025	187,000	184,685
Deutsche Bank AG 0.90%, 05/28/2024	150,000	145,723
Goldman Sachs Group, Inc. 3.50%, 11/16/2026	187,000	173,441
PNC Financial Services Group, Inc.
3.50%, 01/23/2024	125,000	124,285
Fixed until 10/28/2024, 5.67% (B), 10/28/2025	37,000	36,624
Truist Financial Corp. 2.85%, 10/26/2024	125,000	120,712
US Bancorp 1.45%, 05/12/2025	125,000	116,408
Wells Fargo & Co. Fixed until 05/19/2024, 0.81% (B), 05/19/2025	188,000	182,040

		1,324,686

Beverages - 0.5%
Constellation Brands, Inc. 3.60%, 05/09/2024	125,000	123,371

Chemicals - 0.3%
Westlake Corp. 0.88%, 08/15/2024	76,000	72,893

Commercial Services & Supplies - 0.3%
Element Fleet Management Corp. 1.60%, 04/06/2024 (A)	75,000	73,450

Consumer Finance - 0.5%
American Express Co. 3.38%, 05/03/2024	125,000	123,460

Consumer Staples Distribution & Retail - 0.5%
7-Eleven, Inc. 0.80%, 02/10/2024 (A)	125,000	123,142

Containers & Packaging - 0.5%
Berry Global, Inc. 0.95%, 02/15/2024	125,000	123,028

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities - 0.9%
Black Hills Corp. 1.04%, 08/23/2024	$ 110,000	$ 105,443
Southern Co. 0.60%, 02/26/2024	125,000	122,912

		228,355

Financial Services - 1.4%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 1.65%, 10/29/2024	150,000	143,028
Aviation Capital Group LLC 4.38%, 01/30/2024 (A)	125,000	124,228
Jackson Financial, Inc. 1.13%, 11/22/2023	114,000	113,675

		380,931

Health Care Providers & Services - 0.5%
Cigna Group 0.61%, 03/15/2024	125,000	122,531

Insurance - 1.0%
Brighthouse Financial Global Funding 1.00%, 04/12/2024 (A)	125,000	122,162
Corebridge Global Funding 0.45%, 12/08/2023 (A)	155,000	154,157

		276,319

Leisure Products - 0.4%
Brunswick Corp. 0.85%, 08/18/2024	125,000	119,612

Oil, Gas & Consumable Fuels - 1.4%
ONEOK, Inc. 5.55%, 11/01/2026	123,000	121,506
Ovintiv, Inc. 5.65%, 05/15/2025	137,000	136,239
Williams Cos., Inc. 4.30%, 03/04/2024	101,000	100,370

		358,115

Pharmaceuticals - 0.4%
Pfizer Investment Enterprises Pte. Ltd. 4.65%, 05/19/2025	122,000	120,442

Technology Hardware, Storage & Peripherals - 0.5%
Hewlett Packard Enterprise Co. 5.90%, 10/01/2024	128,000	127,970

Wireless Telecommunication Services - 0.4%
Rogers Communications, Inc. 2.95%, 03/15/2025	125,000	119,552

Total Corporate Debt Securities (Cost $4,176,409)		4,151,871

MORTGAGE-BACKED SECURITIES - 4.3%
BX Commercial Mortgage Trust
Series 2019-XL, Class C,
1-Month Term SOFR + 1.36%, 6.70% (B), 10/15/2036 (A)	403,750	399,933
Series 2020-VKNG, Class C,
1-Month Term SOFR + 1.51%, 6.85% (B), 10/15/2037 (A)	245,000	239,620

	Principal	Value

MORTGAGE-BACKED SECURITIES (continued)
CAMB Commercial Mortgage Trust Series 2019-LIFE, Class D, 1-Month Term SOFR + 1.80%, 7.13% (B), 12/15/2037 (A)	$ 250,000	$ 246,635
Great Wolf Trust Series 2019-WOLF, Class C, 1-Month Term SOFR + 1.75%, 7.08% (B), 12/15/2036 (A)	250,000	246,377

Total Mortgage-Backed Securities (Cost $1,122,831)		1,132,565

COMMERCIAL PAPER - 61.5%
Banks - 17.4%
Australia & New Zealand Banking Group Ltd. 5.68% (C), 12/15/2023 (A)	490,000	486,699
Bank of China Ltd.
5.88% (C), 01/09/2024	250,000	247,354
5.99% (C), 01/22/2024	250,000	246,853
DNB Bank ASA 5.90% (C), 03/25/2024 (A)	350,000	342,143
HSBC Bank PLC 5.73% (C), 01/26/2024 (A)	500,000	500,206
Korea Development Bank 5.67% (C), 11/14/2023	500,000	498,961
Lloyds Bank PLC 5.89% (C), 03/12/2024	250,000	244,813
Mackinac Funding Co. LLC 5.87% (C), 03/13/2024 (A)	500,000	489,524
Macquarie Bank Ltd. 5.82% (C), 03/04/2024 (A)	500,000	490,164
NatWest Markets PLC 5.92% (C), 05/21/2024 (A)	250,000	241,880
Skandinaviska Enskilda Banken AB 5.71% (C), 12/13/2023 (A)	250,000	248,430
Svenska Handelsbanken AB 5.85% (C), 01/24/2024 (A)	250,000	246,819
Westpac Banking Corp. 5.50% (C), 11/09/2023 (A)	250,000	249,673

		4,533,519

Capital Markets - 1.0%
Goldman Sachs International Series CPIB, 5.73% (C), 04/03/2024 (A)	250,000	250,022

Chemicals - 1.9%
Nutrien Ltd. 5.89% (C), 01/02/2024 (A)	500,000	495,093

Consumer Finance - 0.9%
Toyota Motor Credit Corp. 5.86% (C), 01/05/2024	250,000	247,524

Containers & Packaging - 1.9%
Amcor Finance USA, Inc. 5.66% (C), 11/06/2023 (A)	500,000	499,548

Diversified Consumer Services - 1.9%
VW Credit, Inc. 5.69% (C), 11/06/2023 (A)	500,000	499,548

Diversified Telecommunication Services - 1.9%
AT&T, Inc. 5.79% (C), 12/19/2023 (A)	500,000	496,245

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

COMMERCIAL PAPER (continued)
Electric Utilities - 6.3%
Duke Energy Corp. 5.81% (C), 02/27/2024 (A)	$ 500,000	$ 490,495
Entergy Corp. 5.76% (C), 12/05/2023 (A)	400,000	397,834
Evergy Kansas Central, Inc. 5.61% (C), 11/15/2023 (A)	250,000	249,430
Virginia Electric & Power Co. 5.62% (C), 11/06/2023	500,000	499,543

		1,637,302

Financial Services - 21.7%
Alinghi Funding Co. LLC 6.00% (C), 06/12/2024 (A)	500,000	481,930
Anglesea Funding LLC 5.83% (C), 02/01/2024 (A)	500,000	492,826
Atlantic Asset Securitization LLC 5.92% (C), 05/10/2024 (A)	500,000	484,923
Barton Capital SA 5.60% (C), 11/20/2023 (A)	500,000	498,505
CAFCO LLC 5.70% (C), 11/13/2023 (A)	250,000	249,517
Chariot Funding LLC 5.76% (C), 12/20/2023 (A)	500,000	496,232
Fairway Finance Co. LLC 5.89% (C), 04/10/2024 (A)	500,000	487,297
Glencove Funding LLC
5.62% (C), 11/27/2023 (A)	250,000	248,994
5.88% (C), 04/05/2024 (A)	250,000	243,873
GTA Funding LLC 5.85% (C), 04/01/2024 (A)	400,000	390,421
Mont Blanc Capital Corp. 5.65% (C), 12/04/2023 (A)	500,000	497,460
Starbird Funding Corp. 5.67% (C), 04/04/2024 (A)	400,000	400,000

	Principal	Value

COMMERCIAL PAPER (continued)
Financial Services (continued)
Thunder Bay Funding LLC 5.62% (C), 11/07/2023 (A)	$ 250,000	$ 249,740
Victory Receivables Corp. 5.61% (C), 11/01/2023 (A)	450,000	449,933

		5,671,651

Health Care Providers & Services - 1.9%
Humana, Inc. 5.70% (C), 11/15/2023 (A)	500,000	498,826

Oil, Gas & Consumable Fuels - 1.9%
Suncor Energy, Inc. 5.78% (C), 11/10/2023 (A)	500,000	499,243

Residential REITs - 1.9%
ERP Operating LP 5.81% (C), 11/14/2023 (A)	500,000	498,936

Software - 0.9%
Manhattan Asset Funding Co. LLC 5.70% (C), 01/16/2024 (A)	250,000	247,051

Total Commercial Paper (Cost $16,076,159)		16,074,508

SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 1.6%
U.S. Treasury Bills
5.52% (C), 04/18/2024	150,000	146,252
5.53% (C), 09/05/2024	300,000	286,648

Total Short-Term U.S. Government Obligations (Cost $432,918)		432,900

Total Investments (Cost $26,009,280)		26,009,922
Net Other Assets (Liabilities) - 0.5%		120,994

Net Assets - 100.0%		$ 26,130,916

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Asset-Backed Securities	$—	$2,967,850	$—	$2,967,850
Certificates of Deposit	—	1,250,228	—	1,250,228
Corporate Debt Securities	—	4,151,871	—	4,151,871
Mortgage-Backed Securities	—	1,132,565	—	1,132,565
Commercial Paper	—	16,074,508	—	16,074,508
Short-Term U.S. Government Obligations	—	432,900	—	432,900

Total Investments	$—	$26,009,922	$—	$26,009,922

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $18,544,075, representing 71.0% of the Fund’s net assets.
(B)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(C)	Rates disclosed reflect the yields at October 31, 2023.
(D)	There were no transfers in or out of Level 3 during the period ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

PORTFOLIO ABBREVIATIONS:

REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $26,009,280)	$26,009,922
Cash	79,528
Receivables and other assets:
Net income from securities lending	3
Shares of beneficial interest sold	100
Interest	53,486
Due from investment manager	35,458
Total assets	26,178,497

Liabilities:
Payables and other liabilities:
Shares of beneficial interest redeemed	5
Distribution and service fees	45
Transfer agent fees	2,407
Trustee and CCO fees	7
Audit and tax fees	39,664
Custody fees	2,399
Legal fees	343
Printing and shareholder reports fees	236
Registration fees	393
Other accrued expenses	2,082
Total liabilities	47,581
Net assets	$26,130,916

Net assets consist of:
Paid-in capital	$26,098,803
Total distributable earnings (accumulated losses)	32,113
Net assets	$26,130,916

Net assets by class:
Class A	$208,753
Class I	25,922,163
Shares outstanding (unlimited shares, no par value):
Class A	20,850
Class I	2,589,659
Net asset value per share: (A)
Class A	$10.01
Class I	10.01
Maximum offering price per share: (B)
Class A	$10.01

(A)	Net asset value per share for Class I shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

STATEMENT OF OPERATIONS

For the period ended October 31, 2023 (A)

Investment Income:
Interest income	$805,861
Net income from securities lending	131
Total investment income	805,992

Expenses:
Investment management fees	25,321
Distribution and service fees:
Class A	124
Transfer agent fees:
Class A	82
Class I	15,541
Trustee and CCO fees	585
Audit and tax fees	39,737
Custody fees	7,296
Legal fees	48,407
Printing and shareholder reports fees	8,853
Registration fees	48,297
Other	6,753
Total expenses before waiver and/or reimbursement and recapture	200,996
Expenses waived and/or reimbursed:
Class A	(681)
Class I	(148,214)
Recapture of previously waived and/or reimbursed fees:
Class A	199
Net expenses	52,300

Net investment income (loss)	753,692

Net realized gain (loss) on:
Investments	24,221

Net change in unrealized appreciation (depreciation) on:
Investments	642
Net realized and change in unrealized gain (loss)	24,863
Net increase (decrease) in net assets resulting from operations	$778,555

(A)	Fund commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

STATEMENT OF CHANGES IN NET ASSETS

For the period ended October 31, 2023

October 31, 2023 (A)
From operations:
Net investment income (loss)	$753,692
Net realized gain (loss)	24,221
Net change in unrealized appreciation (depreciation)	642
Net increase (decrease) in net assets resulting from operations	778,555

Dividends and/or distributions to shareholders:
Class A	(2,455)
Class I	(750,992)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(753,447)

Capital share transactions:
Proceeds from shares sold:
Class A	227,433
Class I	25,146,101
25,373,534
Dividends and/or distributions reinvested:
Class A	2,443
Class I	750,992
753,435
Cost of shares redeemed:
Class A	(21,148)
Class I	(13)
(21,161)
Net increase (decrease) in net assets resulting from capital share transactions	26,105,808
Net increase (decrease) in net assets	26,130,916

Net assets:
Beginning of period	—
End of period	$26,130,916
Capital share transactions - shares:
Shares issued:
Class A	22,719
Class I	2,514,594
2,537,313
Shares reinvested:
Class A	244
Class I	75,066
75,310
Shares redeemed:
Class A	(2,113)
Class I	(1)
(2,114)
Net increase (decrease) in shares outstanding:
Class A	20,850
Class I	2,589,659
2,610,509

(A)	Fund commenced operations on March 31, 2023.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the period indicated:	Class A
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.29
Net realized and unrealized gain (loss) (C)	0.00
Total investment operations	0.29

Dividends and/or distributions to shareholders:
Net investment income	(0.28)

Net asset value, end of period	$10.01
Total return (D) (E)	2.90%

Ratio and supplemental data:
Net assets end of period (000’s)	$209
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.66%
Including waiver and/or reimbursement and recapture	0.69%
Net investment income (loss) to average net assets (F)	4.93%
Portfolio turnover rate (E)	32%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Not annualized.
(F)	Annualized.

For a share outstanding during the period indicated:	Class I
October 31, 2023 (A)
Net asset value, beginning of period	$10.00

Investment operations:
Net investment income (loss) (B)	0.30
Net realized and unrealized gain (loss)	0.01
Total investment operations	0.31

Dividends and/or distributions to shareholders:
Net investment income	(0.30)

Net asset value, end of period	$10.01
Total return (C)	3.11%

Ratio and supplemental data:
Net assets end of period (000’s)	$25,922
Expenses to average net assets (D)
Excluding waiver and/or reimbursement and recapture	1.35%
Including waiver and/or reimbursement and recapture	0.35%
Net investment income (loss) to average net assets (D)	5.06%
Portfolio turnover rate (C)	32%

(A)	Commenced operations on March 31, 2023.
(B)	Calculated based on average number of shares outstanding.
(C)	Not annualized.
(D)	Annualized.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica UltraShort Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers two classes of shares, Class A and Class I.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the period ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the period ended October 31, 2023 by the Fund.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Certificate of Deposit: A certificate of deposit is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Mortgage-backed securities: The fair value of mortgage-backed securities is estimated based on models that consider issuer type, coupon, cash flows, mortgage prepayment projection tables and adjustable rate mortgage evaluations that incorporate index data, periodic life caps and the next coupon reset date. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they are categorized in Level 3.

Commercial paper: Commercial paper is valued using amortized cost, which approximates fair value. The values are generally categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the period ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

Fixed-income securities risk: Risks of fixed-income securities include credit risk, interest rate risk, counterparty risk, prepayment risk, extension risk, valuation risk, and liquidity risk. The value of fixed-income securities may go up or down, sometimes rapidly and unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, tariffs and trade disruptions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In addition, the value of a fixed-income security may decline if the issuer or other obligor of the security fails to pay principal and/or interest, otherwise defaults or has its credit rating downgraded or is perceived to be less creditworthy, or the credit quality or value of any underlying assets declines. If the value of fixed-income securities owned by the Fund falls, the value of your investment will go down. The Fund may lose its entire investment in the fixed-income securities of an issuer.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, AUIM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 25,775,536	98.64%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $1 billion	0.17%
Over $1 billion	0.16

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Class A (A)	0.69%	March 1, 2025
Class I (A)	0.35	March 1, 2025

(A)	Class commenced operations on March 31, 2023.

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the period ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

For the 36-month period ended October 31, 2023, the balances available for recapture by TAM for the Fund are as follows:

	Amounts Available
	2021	2022	2023	Total
Class A	$—	$—	$482	$482
Class I	—	—	148,214	148,214

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the period ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 15,298	$ 2,323

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the period ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the period ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 9,058,404	$ —	$ 2,175,289	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, premium amortization adjustments. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. The primary permanent differences are due to non-deductible stock issuance. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (7,005)	$ 7,005

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 26,009,281	$ 29,282	$ (28,641)	$ 641

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the period ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

Transamerica Funds	Annual Report 2023

Transamerica UltraShort Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 are as follows:

2023 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 753,447	$ —	$ —	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ 31,472	$ —	$ —	$ —	$ —	$ —	$ 641

10. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica UltraShort Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica UltraShort Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statements of operations and changes in net assets and the financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023 and the related notes. In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations and changes in its net assets and its financial highlights for the period from March 31, 2023 (commencement of operations) through October 31, 2023, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made no long-term capital gain designations for the period ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 US B 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica Unconstrained Bond

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica Unconstrained Bond

(unaudited)

MARKET ENVIRONMENT

Performance among credit asset classes was strong during the 12-month period ended October 2023. At the beginning of the period, investors were becoming increasingly concerned that hawkish policy measures from the Federal Reserve and other global central banks would be necessary to tame inflation but would come with significant job losses and economic pain. By the end of the period, inflation was slashed by more than half in the U.S., yet unemployment rates remained near a record low and the economy continued to expand. Against this backdrop, risk asset classes generally performed well. Higher spread segments of fixed income outperformed as spreads tightened and retraced much of 2022’s widening. Higher quality and longer duration asset classes generally underperformed, as U.S. Treasury rates backed up during the period.

A resilient consumer, tight labor market, and moderating inflation bolstered macroeconomic conditions in the U.S., and issuer fundamentals were also in good shape despite expectations for a slowdown, as the lagged effects of restrictive monetary policy took hold. Conditions outside the U.S. looked weaker, with Europe’s economic outlook deteriorating as eurozone business activity fell to its lowest level since November 2020. China remained dogged by concerns about ongoing weakness in its property sector, though the overall economy appeared to be bottoming, and the rebound originally predicted for early 2023 kept being pushed out, raising questions about a formerly reliable tailwind for global growth and markets.

But overall, developed markets were decelerating to varying degrees. While central banks were not expected to turn from their aggressive tightening toward much easing in the near term, they appeared to have reached their peaks for this cycle.

PERFORMANCE

For the year ended October 31, 2023, Transamerica Unconstrained Bond (Class I) returned 2.91%. By comparison, its benchmark, the ICE BofAML U.S. 3-Month Treasury Bill Index, returned 4.77%.

STRATEGY REVIEW

The Fund’s strategy has both top-down and bottom-up elements to it. The global multi-asset team sets top-down targets across all fixed income asset classes with a forward-looking intermediate-term investment horizon of nine to eighteen months. These targets are expected to be reset two to six times per year depending upon the magnitude and frequency of changes in market conditions.

Once given these targets, the fixed income team has flexibility to make tactical adjustments depending on their bottom-up views of market sentiment, valuations and technicals given the backdrop of a shorter investment horizon. Finally, portfolio managers work with analysts in implementing bottom-up credit research and selecting individual issues for the Fund.

The Fund underperformed its benchmark for the 12-month period ended October 31, 2023. The Fund was most negatively impacted by allocations to U.S. mortgage-backed securities (“MBS”), emerging markets investment grade corporates, contingent convertibles and preferred securities, and Japanese short duration governments and corporates.

In security selection, the fund benefited from holdings in U.S. Treasuries, investment grade collateralized loan obligations and high yield. Holdings in MBS, emerging markets investment grade corporates and Asian high yield detracted.

Peter Hu, CFA

Michael J. Kelly, CFA

Steven Oh, CFA

Robert A. Vanden Assem, CFA

Roberto Coronado

Gunter H. Seeger

Co-Portfolio Managers

PineBridge Investments LLC

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Years or Since Inception Date of Class	Inception Date
Class A (POP)	(2.17)%	N/A	(1.16)%	10/01/2020
Class A (NAV)	2.70%	N/A	0.41%	10/01/2020
Class I (NAV)	2.91%	1.80%	2.31%	12/08/2014
ICE BofAML U.S. 3-Month Treasury Bill Index (A)	4.77%	1.77%	1.30%
Class I2 (NAV)	3.01%	1.89%	2.40%	12/08/2014

(A) The ICE BofAML U.S. 3-Month Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 4.75% for Class A shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. There are no sales charges on Class I and I2 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Fixed income securities and, therefore, the Fund, are subject to risks including credit risk, interest rate fluctuation risk, counterparty default risk, which is greater with respect to high-yield/non-investment grade bonds, prepayment risk, extension risk, valuation risk, and liquidity risk. Changes in interest rates, the market’s perception of the issuers and the creditworthiness of the issuers may significantly affect the value of a bond. Using derivatives exposes the Fund to additional or heightened risks, including leverage risk, liquidity risk, valuation risk, market risk, counterparty risk and credit risk.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C) (D)
Class A	$1,000.00	$989.30	$5.27	$1,020.00	$5.30	1.04%
Class I	1,000.00	990.30	4.11	1,021.10	4.13	0.81
Class I2	1,000.00	990.70	3.60	1,021.60	3.62	0.71

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

(D)	Net annualized expense ratios, as disclosed in the table, do not include the expenses of the underlying investments in which the Fund invests. The net annualized expense ratios, as stated in the fee table of the Prospectus, may differ from the expense ratios disclosed in this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

(unaudited)

Asset Allocation	Percentage of Net Assets
Corporate Debt Securities	35.8%
Short-Term U.S. Government Obligations	13.7
U.S. Government Agency Obligations	13.7
U.S. Government Obligations	11.2
Asset-Backed Securities	9.8
Short-Term Investment Companies	6.5
Foreign Government Obligations	6.3
Loan Assignments	5.2
Other Investment Company	1.2
Common Stocks	0.8
Preferred Stock	0.2
Convertible Bond	0.1
Net Other Assets (Liabilities) ^	(4.5)
Total	100.0%

Fund Characteristics	Years
Average Maturity §	6.34
Duration †	3.26

Credit Quality ‡	Percentage of Net Assets
U.S. Government and Agency Securities	38.6%
AAA	4.6
AA	6.7
A	8.1
BBB	16.6
BB	8.8
B	8.1
CCC and Below	0.7
Not Rated	12.3
Net Other Assets (Liabilities)	(4.5)
Total	100.0%

Current and future portfolio holdings are subject to change and risk

^

The Net Other Assets (Liabilities) category may include, but is not limited to, reverse repurchase agreements, forward foreign currency contracts, futures contracts, swap agreements, written options and swaptions, and cash collateral.

§	Average Maturity is computed by weighting the maturity of each security in the Fund by the market value of the security, then averaging these weighted figures.

†	Duration is a time measure of a bond’s interest rate sensitivity, based on the weighted average of the time periods over which a bond’s cash flows accrue to the bondholder.

‡

Credit quality represents a percentage of net assets at the end of the reporting period. Ratings BBB or higher are considered investment grade. Not rated securities do not necessarily indicate low credit quality, and may or may not be equivalent of investment grade. The table reflects Standard and Poor’s (“S&P”) ratings; percentages may include investments not rated by S&P but rated by Moody’s, or if unrated by Moody’s, by Fitch ratings, and then included in the closest equivalent S&P rating. Credit ratings are subject to change. The Fund itself has not been rated by an independent agency.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Principal	Value
ASSET-BACKED SECURITIES - 9.8%
Apidos CLO XVIII Ltd. Series 2018-18A, Class A2, 3-Month Term SOFR + 1.66%, 7.07% (A), 10/22/2030 (B)	$3,000,000	$2,960,925
Atrium XIII Series 13A, Class A1, 3-Month Term SOFR + 1.44%, 6.85% (A), 11/21/2030 (B)	14,573	14,548
Benefit Street Partners CLO XX Ltd. Series 2020-20A, Class BR, 3-Month Term SOFR + 1.96%, 7.36% (A), 07/15/2034 (B)	3,950,000	3,886,251
California Street CLO IX LP Series 2012-9A, Class AR3, 3-Month Term SOFR + 1.36%, 6.76% (A), 07/16/2032 (B)	2,040,000	2,021,444
Columbia Cent CLO 31 Ltd. Series 2021-31A, Class B, 3-Month Term SOFR + 1.81%, 7.23% (A), 04/20/2034 (B)	10,000,000	9,587,280
Dryden 83 CLO Ltd. Series 2020-83A, Class A, 3-Month Term SOFR + 1.48%, 6.88% (A), 01/18/2032 (B)	1,900,000	1,893,257
Octagon Investment Partners 44 Ltd. Series 2019-1A, Class BR, 3-Month Term SOFR + 1.96%, 7.36% (A), 10/15/2034 (B)	3,000,000	2,922,621
Rad CLO 5 Ltd. Series 2019-5A, Class AR, 3-Month Term SOFR + 1.38%, 6.78% (A), 07/24/2032 (B)	8,500,000	8,451,295
Silver Rock CLO II Ltd. Series 2021-2A, Class B1, 3-Month Term SOFR + 2.16%, 7.58% (A), 01/20/2035 (B)	2,298,000	2,230,078
Sixth Street CLO XX Ltd. Series 2021-20A, Class B, 3-Month Term SOFR + 1.91%, 7.33% (A), 10/20/2034 (B)	1,000,000	982,225
TCW CLO AMR Ltd. Series 2019-1A, Class BR, 3-Month Term SOFR + 2.01%, 7.38% (A), 08/16/2034 (B)	7,900,000	7,694,521
THL Credit Wind River CLO Ltd. Series 2019-3A, Class AR, 3-Month Term SOFR + 1.34%, 6.74% (A), 07/15/2031 (B)	1,900,000	1,876,377
TICP CLO XII Ltd. Series 2018-12A, Class BR, 3-Month Term SOFR + 1.91%, 7.31% (A), 07/15/2034 (B)	6,650,000	6,511,640
Verde CLO Ltd. Series 2019-1A, Class AR, 3-Month Term SOFR + 1.36%, 6.76% (A), 04/15/2032 (B)	5,100,000	5,063,815

	Principal	Value
ASSET-BACKED SECURITIES (continued)
Voya CLO Ltd. Series 2018-3A, Class A2, 3-Month Term SOFR + 1.66%, 7.06% (A), 10/15/2031 (B)	$ 5,200,000	$ 5,101,918

Total Asset-Backed Securities (Cost $61,608,224)		61,198,195

CONVERTIBLE BOND - 0.1%
Communications Equipment - 0.1%
Meituan 0.00%, 04/27/2027 (C)	700,000	625,800

Total Convertible Bond (Cost $621,860)		625,800

CORPORATE DEBT SECURITIES - 35.8%
Aerospace & Defense - 0.1%
Boeing Co. 5.15%, 05/01/2030	529,000	496,482
L3Harris Technologies, Inc. 5.40%, 07/31/2033	141,000	132,045
Lockheed Martin Corp. 4.45%, 05/15/2028	101,000	96,870

		725,397

Air Freight & Logistics - 0.0% (D)
Cargo Aircraft Management, Inc. 4.75%, 02/01/2028 (B)	174,000	153,052

Automobiles - 0.6%
BMW US Capital LLC 3.90%, 04/09/2025 (B)	620,000	605,124
Ford Motor Co. 4.75%, 01/15/2043	127,000	88,118
Ford Motor Credit Co. LLC
4.00%, 11/13/2030	200,000	164,641
6.80%, 05/12/2028 (E)	525,000	523,082
General Motors Financial Co., Inc.
2.75%, 06/20/2025	190,000	179,286
5.80%, 06/23/2028	90,000	87,215
Harley-Davidson Financial Services, Inc. 6.50%, 03/10/2028 (B)	92,000	90,125
Hyundai Capital America
5.80%, 06/26/2025 (B)	64,000	63,625
6.50%, 01/16/2029 (B)	73,000	72,857
Hyundai Capital Services, Inc. 1.25%, 02/08/2026 (C)	330,000	296,035
Mercedes-Benz Finance North America LLC
4.80%, 03/30/2028 (B)	150,000	144,234
5.10%, 08/03/2028 (B)	222,000	215,345
Toyota Motor Corp. 0.10%, 03/27/2026	JPY 200,000,000	1,308,665

		3,838,352

Banks - 10.5%
ABN AMRO Bank NV 4.25%, 02/21/2030 (C)	EUR 700,000	727,234
ABQ Finance Ltd. 1.88%, 09/08/2025 (C)	$640,000	585,748

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Australia & New Zealand Banking Group Ltd. Fixed until 06/15/2026 (F), 6.75% (A) (B)	$ 563,000	$ 546,272
Banco de Credito del Peru SA 2.70%, 01/11/2025 (C)	450,000	430,995
Banco General SA 4.13%, 08/07/2027 (C)	510,000	467,080
Banco Santander SA
Fixed until 03/24/2026, 0.50% (A), 03/24/2027 (C)	EUR 800,000	767,504
Fixed until 11/07/2026, 1.00% (A), 11/07/2027	$200,000	200,047
2.71%, 06/27/2024	400,000	390,985
6.92%, 08/08/2033	400,000	372,351
6.94%, 11/07/2033	200,000	200,103
Bank Leumi Le-Israel BM Fixed until 01/29/2026, 3.28% (A), 01/29/2031 (C)	340,000	290,020
Bank of America Corp.
Fixed until 10/27/2025, 1.95% (A), 10/27/2026 (C)	EUR 900,000	907,613
Fixed until 10/22/2024, 2.46% (A), 10/22/2025	$621,000	596,780
Fixed until 03/08/2032, 3.85% (A), 03/08/2037	51,000	40,335
Fixed until 02/07/2029, 3.97% (A), 02/07/2030	538,000	476,039
Fixed until 04/27/2032, 4.57% (A), 04/27/2033	608,000	525,474
Bank of China Ltd. 5.00%, 11/13/2024 (C)	440,000	435,340
Bank of East Asia Ltd.
Fixed until 10/21/2025 (F), 5.83% (A) (C)	530,000	416,050
Fixed until 09/19/2024 (F), 5.88% (A) (C)	250,000	214,485
Bank of Montreal 1.50%, 01/10/2025	482,000	457,021
Bank of Nova Scotia Fixed until 02/04/2032, 4.59% (A), 05/04/2037	173,000	140,176
BankUnited, Inc.
4.88%, 11/17/2025	223,000	208,059
5.13%, 06/11/2030	1,924,000	1,524,592
Barclays PLC
Fixed until 08/09/2028, 0.58% (A), 08/09/2029 (C)	EUR 500,000	430,011
Fixed until 01/29/2033, 5.26% (A), 01/29/2034 (C)	700,000	726,605
Fixed until 12/15/2025 (F), 6.13% (A)	$220,000	196,577
BBVA Bancomer SA 1.88%, 09/18/2025 (C)	480,000	441,381
BNP Paribas SA
Fixed until 04/17/2028, 1.13% (A), 04/17/2029 (C)	EUR 1,000,000	909,706
Fixed until 06/30/2026, 1.68% (A), 06/30/2027 (B)	$200,000	176,515

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
CBQ Finance Ltd. 2.00%, 05/12/2026 (C)	$ 480,000	$ 430,908
Citigroup, Inc.
4.45%, 09/29/2027	319,000	294,707
Fixed until 05/24/2032, 4.91% (A), 05/24/2033	583,000	517,726
Fixed until 09/29/2025, 5.61% (A), 09/29/2026	291,000	287,232
Fixed until 05/25/2033, 6.17% (A), 05/25/2034	993,000	924,981
Citizens Financial Group, Inc. 2.64%, 09/30/2032	219,000	145,826
Credit Agricole SA
Fixed until 01/26/2026, 1.25% (A), 01/26/2027 (B)	500,000	445,838
3.88%, 11/28/2034 (C)	EUR 900,000	905,150
5.59%, 07/05/2026 (B)	$254,000	251,200
Danske Bank AS
Fixed until 09/10/2024, 0.98% (A), 09/10/2025 (B)	565,000	538,102
Fixed until 02/17/2026, 1.38% (A), 02/17/2027 (C)	EUR 900,000	885,877
Fixed until 12/20/2024, 3.24% (A), 12/20/2025 (B)	$593,000	568,546
DBS Group Holdings Ltd. Fixed until 03/10/2026, 1.82% (A), 03/10/2031 (C)	640,000	579,394
Deutsche Bank AG
Fixed until 11/19/2024, 1.00% (A), 11/19/2025 (C)	EUR 1,000,000	1,015,057
Fixed until 01/07/2027, 2.55% (A), 01/07/2028	$150,000	129,947
Fixed until 09/05/2029, 5.00% (A), 09/05/2030 (C)	EUR 1,000,000	1,024,173
Fixed until 01/18/2028, 6.72% (A), 01/18/2029	$585,000	573,902
Fixed until 11/10/2032, 7.08% (A), 02/10/2034	423,000	373,361
DnB Bank ASA Fixed until 09/21/2026, 3.13% (A), 09/21/2027 (C)	EUR 500,000	515,044
Emirates NBD Bank PJSC 2.63%, 02/18/2025 (C)	$700,000	663,250
Fifth Third Bancorp Fixed until 07/27/2028, 6.34% (A), 07/27/2029	26,000	25,208
Fifth Third Bank NA Fixed until 10/27/2024, 5.85% (A), 10/27/2025	250,000	243,525
First Horizon Bank 5.75%, 05/01/2030 (E)	250,000	211,922
Goldman Sachs Group, Inc.
1.25%, 02/07/2029 (C)	EUR 1,250,000	1,126,273
Fixed until 09/10/2026, 1.54% (A), 09/10/2027	$522,000	454,119
Fixed until 07/21/2031, 2.38% (A), 07/21/2032	552,000	410,552
Hana Bank 4.25%, 10/14/2024 (C)	300,000	293,943

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
HSBC Holdings PLC
Fixed until 11/22/2026, 2.25% (A), 11/22/2027	$ 450,000	$ 394,516
Fixed until 03/10/2027, 4.75% (A), 03/10/2028 (C)	EUR 700,000	744,187
Fixed until 03/09/2028, 6.16% (A), 03/09/2029	$200,000	196,000
Fixed until 06/20/2033, 6.55% (A), 06/20/2034	900,000	838,366
Industrial & Commercial Bank of China Macau Ltd. Fixed until 09/12/2024, 2.88% (A), 09/12/2029 (C)	450,000	437,530
ING Groep NV
Fixed until 09/03/2024, 0.10% (A), 09/03/2025 (C)	EUR 1,000,000	1,020,916
Fixed until 07/01/2025, 1.40% (A), 07/01/2026 (B)	$200,000	183,640
JPMorgan Chase & Co.
Fixed until 03/23/2029, 1.96% (A), 03/23/2030 (C)	EUR 700,000	657,056
Fixed until 11/08/2031, 2.55% (A), 11/08/2032	$651,000	494,265
Fixed until 05/01/2027, 3.54% (A), 05/01/2028	474,000	434,060
Fixed until 04/26/2025, 4.08% (A), 04/26/2026	250,000	242,344
4.13%, 12/15/2026	146,000	137,931
Fixed until 09/14/2032, 5.72% (A), 09/14/2033	290,000	272,325
KBC Group NV Fixed until 01/21/2027, 0.75% (A), 01/21/2028 (C)	EUR 500,000	470,348
KeyBank NA 3.40%, 05/20/2026	$250,000	220,010
Kookmin Bank 2.50%, 11/04/2030 (C)	1,450,000	1,124,445
Lloyds Banking Group PLC
Fixed until 08/24/2029, 3.13% (A), 08/24/2030 (C)	EUR 900,000	870,288
Fixed until 09/27/2029 (F), 8.00% (A)	$371,000	325,710
M&T Bank Corp. Fixed until 10/30/2028, 7.41% (A), 10/30/2029	51,000	51,169
Macquarie Bank Ltd. Fixed until 03/08/2027 (F), 6.13% (A) (C)	830,000	734,670
Mitsubishi UFJ Financial Group, Inc.
Fixed until 03/07/2026, 0.77% (A), 03/05/2027	JPY 200,000,000	1,315,847
2.19%, 02/25/2025	$544,000	516,920
Fixed until 01/15/2029 (F), 8.20% (A)	200,000	203,131
Mizuho Financial Group, Inc.
Fixed until 09/13/2024, 2.56% (A), 09/13/2025	655,000	633,905
Fixed until 07/06/2028, 5.78% (A), 07/06/2029	393,000	384,218

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Morgan Stanley
Fixed until 10/21/2024, 1.16% (A), 10/21/2025	$ 145,000	$ 137,181
Fixed until 07/20/2026, 1.51% (A), 07/20/2027	70,000	61,453
Fixed until 04/01/2030, 3.62% (A), 04/01/2031	494,000	418,951
Fixed until 03/02/2028, 4.66% (A), 03/02/2029	EUR 700,000	741,983
Fixed until 01/25/2033, 5.15% (A), 01/25/2034	900,000	971,612
Fixed until 04/20/2032, 5.30% (A), 04/20/203	$56,000	48,664
National Australia Bank Ltd. 6.43%, 01/12/2033 (B)	329,000	313,168
NatWest Group PLC Fixed until 06/28/2031 (F), 4.60% (A) (E)	562,000	362,484
NatWest Markets PLC
3.48%, 03/22/2025 (B)	333,000	321,316
4.25%, 01/13/2028 (C)	EUR 900,000	948,388
NBK SPC Ltd. Fixed until 09/15/2026, 1.63% (A), 09/15/2027 (C)	$330,000	290,616
QNB Finance Ltd. 3.50%, 03/28/2024 (C)	590,000	582,389
Royal Bank of Canada 4.90%, 01/12/2028	289,000	277,451
Shanghai Commercial Bank Ltd. Fixed until 01/17/2024, 5.00% (A), 01/17/2029 (C)	440,000	438,011
Shinhan Bank Co. Ltd. 4.50%, 03/26/2028 (C)	470,000	435,774
Signature Bank Fixed until 10/15/2025, 4.00% (A), 10/15/2030	929,000	27,207
SNB Funding Ltd. 2.75%, 10/02/2024 (C)	550,000	529,856
Societe Generale SA
Fixed until 12/02/2026, 0.63% (A), 12/02/2027 (C)	EUR 700,000	655,069
Fixed until 04/21/2025, 1.13% (A), 04/21/2026 (C)	500,000	503,645
Fixed until 11/18/2030 (F), 5.38% (A) (B)	$1,765,000	1,266,136
Standard Chartered PLC
Fixed until 01/14/2026, 1.46% (A), 01/14/2027 (C)	490,000	436,823
Fixed until 08/15/2027 (F), 7.75% (A) (C)	1,350,000	1,295,239
Sumitomo Mitsui Financial Group, Inc.
Fixed until 06/08/2026, 0.55% (A), 06/08/2027	JPY 400,000,000	2,616,640
0.85%, 09/12/2024	100,000,000	660,675
6.18%, 07/13/2043	$1,063,000	996,478
Swedbank AB 1.30%, 02/17/2027 (C)	EUR 500,000	476,648
Texas Capital Bancshares, Inc. Fixed until 05/06/2026, 4.00% (A), 05/06/2031	$445,000	367,149

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Banks (continued)
Toronto-Dominion Bank
2.55%, 08/03/2027 (C)	EUR 900,000	$ 896,537
3.63%, 12/13/2029 (C)	900,000	910,635
UBS Group AG
1.50%, 11/30/2024 (C)	1,800,000	1,880,499
Fixed until 05/12/2027, 4.75% (A), 05/12/2028 (B)	$475,000	446,081
Fixed until 09/22/2033, 6.30% (A), 09/22/2034 (B)	804,000	762,987
United Overseas Bank Ltd. Fixed until 10/14/2026, 2.00% (A), 10/14/2031 (C)	660,000	585,302
Valley National Bancorp Fixed until 06/15/2026, 3.00% (A), 06/15/2031	250,000	200,027
Wells Fargo & Co.
1.00%, 02/02/2027 (C)	EUR 700,000	663,848
Fixed until 05/04/2029, 1.74% (A), 05/04/2030 (C)	700,000	640,206
3.00%, 02/19/2025	$455,000	437,647
4.30%, 07/22/2027	395,000	368,316
Westpac Banking Corp. Fixed until 09/21/2027 (F), 5.00% (A)	950,000	828,960
Zions Bancorp NA 3.25%, 10/29/2029	575,000	425,878

		65,768,587

Beverages - 0.3%
Anheuser-Busch InBev Worldwide, Inc. 3.50%, 06/01/2030	474,000	417,177
Becle SAB de CV 2.50%, 10/14/2031 (C)	1,650,000	1,213,623
Brown-Forman Corp. 4.75%, 04/15/2033	65,000	60,408
Constellation Brands, Inc. 4.35%, 05/09/2027	50,000	47,713
PepsiCo, Inc. 2.25%, 03/19/2025	298,000	285,454

		2,024,375

Biotechnology - 0.1%
Amgen, Inc. 5.25%, 03/02/2033	232,000	216,751
Royalty Pharma PLC 2.15%, 09/02/2031 (E)	232,000	170,690

		387,441

Broadline Retail - 0.4%
AutoZone, Inc. 6.25%, 11/01/2028	41,000	41,446
El Puerto de Liverpool SAB de CV 3.88%, 10/06/2026 (C)	480,000	448,343
Genuine Parts Co. 6.50%, 11/01/2028 (G)	126,000	126,056
LS Finance Ltd. 4.88%, 07/15/2024 (C)	875,000	809,376
Prosus NV
3.68%, 01/21/2030 (C)	370,000	293,793
4.03%, 08/03/2050 (C)	260,000	140,908

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Broadline Retail (continued)
Walmart, Inc. 3.95%, 09/09/2027	$ 291,000	$ 278,679

		2,138,601

Building Products - 0.3%
AGC, Inc. 0.23%, 10/10/2025	JPY 200,000,000	1,315,480
LBM Acquisition LLC 6.25%, 01/15/2029 (B)	$245,000	193,550
Lennox International, Inc. 5.50%, 09/15/2028	95,000	92,701
Park River Holdings, Inc. 6.75%, 08/01/2029 (B)	195,000	147,892
Specialty Building Products Holdings LLC/SBP Finance Corp. 6.38%, 09/30/2026 (B)	205,000	190,718
Standard Industries, Inc. 3.38%, 01/15/2031 (B)	200,000	151,378

		2,091,719

Capital Markets - 0.8%
AG Issuer LLC 6.25%, 03/01/2028 (B)	170,000	156,505
Aretec Escrow Issuer, Inc. 7.50%, 04/01/2029 (B)	385,000	326,648
Charles Schwab Corp. 2.45%, 03/03/2027	43,000	37,927
Huarong Finance Co. Ltd.
3.25%, 11/13/2024 (C)	200,000	189,000
3.75%, 05/29/2024 (C)	200,000	194,526
4.75%, 04/27/2027 (C)	500,000	433,750
Huarong Finance II Co. Ltd. 5.50%, 01/16/2025 (C)	700,000	672,000
ION Trading Technologies SARL 5.75%, 05/15/2028 (B)	230,000	190,900
Jefferies Financial Group, Inc. 5.88%, 07/21/2028	111,000	107,203
NFP Corp. 4.88%, 08/15/2028 (B)	179,000	156,698
Nomura Holdings, Inc. 0.60%, 09/05/2025	JPY 300,000,000	1,974,779
SURA Asset Management SA 4.88%, 04/17/2024 (C)	$300,000	296,040

		4,735,976

Chemicals - 0.8%
Asahi Kasei Corp. 0.23%, 12/05/2025	JPY 200,000,000	1,314,919
Braskem Netherlands Finance BV 4.50%, 01/10/2028 (C)	$200,000	168,569
Consolidated Energy Finance SA 5.63%, 10/15/2028 (B)	205,000	168,075
Eastman Chemical Co. 5.75%, 03/08/2033	102,000	94,671
Ecolab, Inc. 5.25%, 01/15/2028	245,000	242,891
FMC Corp. 5.15%, 05/18/2026	32,000	30,893
MEGlobal BV 2.63%, 04/28/2028 (C)	340,000	290,190

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Chemicals (continued)
Methanex Corp. 5.13%, 10/15/2027	$ 100,000	$ 91,201
Minerals Technologies, Inc. 5.00%, 07/01/2028 (B)	134,000	117,154
Nippon Life Insurance Co. Fixed until 09/13/2033, 6.25% (A), 09/13/2053 (B)	625,000	602,490
Nutrien Ltd. 4.90%, 03/27/2028	232,000	222,362
Orbia Advance Corp. SAB de CV 5.88%, 09/17/2044 (C)	1,000,000	779,173
RPM International, Inc. 4.55%, 03/01/2029	563,000	518,540
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc. 5.13%, 04/01/2029 (B)	176,000	74,010

		4,715,138

Commercial Services & Supplies - 0.5%
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 SARL 4.63%, 06/01/2028 (B)	225,000	184,070
Covanta Holding Corp. 5.00%, 09/01/2030	155,000	119,754
Deluxe Corp. 8.00%, 06/01/2029 (B)	238,000	188,317
Garda World Security Corp. 6.00%, 06/01/2029 (B)	190,000	144,858
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75%, 04/15/2026 (B)	115,000	111,736
PROG Holdings, Inc. 6.00%, 11/15/2029 (B)	212,000	179,670
Quanta Services, Inc. 2.90%, 10/01/2030	35,000	27,612
Republic Services, Inc. 5.00%, 04/01/2034	108,000	99,174
Siemens Financieringsmaatschappij NV 3.25%, 05/27/2025 (B)	677,000	652,809
Sotheby’s/Bidfair Holdings, Inc. 5.88%, 06/01/2029 (B)	325,000	259,182
Triton Container International Ltd. 3.15%, 06/15/2031 (B)	567,000	413,924
Upbound Group, Inc. 6.38%, 02/15/2029 (B)	230,000	197,800
Waste Connections, Inc. 4.25%, 12/01/2028	319,000	298,883
Waste Management, Inc.
4.63%, 02/15/2030	43,000	40,466
4.88%, 02/15/2034	179,000	164,477

		3,082,732

Communications Equipment - 0.0% (D)
Viasat, Inc. 7.50%, 05/30/2031 (B)	310,000	202,911

Construction & Engineering - 0.3%
Celestial Miles Ltd. Fixed until 01/31/2024 (F), 5.75% (A) (C)	1,250,000	1,228,521

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Construction & Engineering (continued)
Jacobs Engineering Group, Inc.
5.90%, 03/01/2033	$ 50,000	$ 46,435
6.35%, 08/18/2028	63,000	62,684
Mattamy Group Corp. 5.25%, 12/15/2027 (B)	170,000	152,774
VM Consolidated, Inc. 5.50%, 04/15/2029 (B)	171,000	151,433

		1,641,847

Construction Materials - 0.1%
West China Cement Ltd. 4.95%, 07/08/2026 (C)	550,000	378,823

Consumer Finance - 0.4%
American Express Co.
3.40%, 02/22/2024	200,000	198,406
4.20%, 11/06/2025	123,000	119,030
Fixed until 10/30/2025, 6.34% (A), 10/30/2026	51,000	51,147
Bread Financial Holdings, Inc. 4.75%, 12/15/2024 (B)	161,000	155,712
Capital One Financial Corp. 3.75%, 07/28/2026	128,000	117,510
Curo Group Holdings Corp. 7.50%, 08/01/2028 (B)	293,000	67,390
Enova International, Inc. 8.50%, 09/15/2025 (B)	268,000	252,092
goeasy Ltd. 4.38%, 05/01/2026 (B)	170,000	153,246
LFS Topco LLC 5.88%, 10/15/2026 (B)	185,000	155,938
Mastercard, Inc. 2.00%, 03/03/2025	350,000	334,483
OneMain Finance Corp. 5.38%, 11/15/2029	185,000	152,110
Synchrony Financial 4.50%, 07/23/2025	859,000	806,875

		2,563,939

Consumer Staples Distribution & Retail - 0.2%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP 5.88%, 02/15/2028 (B)	160,000	153,135
C&S Group Enterprises LLC 5.00%, 12/15/2028 (B)	406,000	314,142
Cencosud SA 4.38%, 07/17/2027 (C)	550,000	503,979
Performance Food Group, Inc. 5.50%, 10/15/2027 (B)	160,000	149,608

		1,120,864

Containers & Packaging - 0.3%
Amcor Finance USA, Inc. 5.63%, 05/26/2033	129,000	120,376
Amcor Flexibles North America, Inc. 2.69%, 05/25/2031	349,000	270,467
Clydesdale Acquisition Holdings, Inc. 6.63%, 04/15/2029 (B)	190,000	172,604
Crown Americas LLC 5.25%, 04/01/2030 (E)	172,000	155,330

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Containers & Packaging (continued)
LABL, Inc. 5.88%, 11/01/2028 (B)	$ 222,000	$ 187,961
Mauser Packaging Solutions Holding Co. 7.88%, 08/15/2026 (B)	191,000	179,455
Sealed Air Corp. 5.00%, 04/15/2029 (B)	103,000	91,335
Silgan Holdings, Inc. 4.13%, 02/01/2028	105,000	92,724
Sonoco Products Co. 1.80%, 02/01/2025	715,000	676,380

		1,946,632

Distributors - 0.0% (D)
Windsor Holdings III LLC 8.50%, 06/15/2030 (B)	125,000	121,683

Diversified Consumer Services - 0.2%
Nationwide Building Society 3.25%, 09/05/2029 (C)	EUR 1,100,000	1,091,857

Diversified REITs - 0.2%
American Tower Corp. 2.30%, 09/15/2031	$128,000	94,636
Crown Castle, Inc. 5.00%, 01/11/2028	183,000	173,810
HAT Holdings I LLC/HAT Holdings II LLC 3.38%, 06/15/2026 (B)	175,000	154,026
Trust Fibra Uno 4.87%, 01/15/2030 (C)	530,000	444,358
Weyerhaeuser Co. 4.75%, 05/15/2026	129,000	125,626

		992,456

Diversified Telecommunication Services - 1.3%
AT&T, Inc.
4.10%, 02/15/2028	638,000	590,708
5.40%, 02/15/2034	90,000	82,769
Chindata Group Holdings Ltd. 10.50%, 02/23/2026 (C)	2,400,000	2,478,588
Cogent Communications Group, Inc. 7.00%, 06/15/2027 (B)	160,000	151,200
Connect Finco SARL/Connect US Finco LLC 6.75%, 10/01/2026 (B)	204,000	189,954
Iliad Holding SASU 7.00%, 10/15/2028 (B)	205,000	185,547
Network i2i Ltd. Fixed until 01/15/2025 (F), 5.65% (A) (C)	2,250,000	2,177,272
NTT Finance Corp. 0.18%, 12/19/2025	JPY 200,000,000	1,313,431
Verizon Communications, Inc.
4.02%, 12/03/2029	$638,000	570,152
5.05%, 05/09/2033	95,000	87,127

		7,826,748

Electric Utilities - 1.8%
AES Corp. 5.45%, 06/01/2028	90,000	85,981
American Electric Power Co., Inc. 5.63%, 03/01/2033	131,000	123,219

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Atlantica Sustainable Infrastructure PLC 4.13%, 06/15/2028 (B)	$ 213,000	$ 183,934
Avangrid, Inc. 3.20%, 04/15/2025	408,000	390,439
Berkshire Hathaway Energy Co. 3.25%, 04/15/2028	319,000	286,191
Clean Renewable Power Mauritius Pte. Ltd. 4.25%, 03/25/2027 (C)	855,000	727,926
Colbun SA 3.95%, 10/11/2027 (C)	550,000	502,680
Constellation Energy Generation LLC 6.50%, 10/01/2053	68,000	64,560
Diamond II Ltd.
7.95%, 07/28/2026 (C)	450,000	437,106
7.95%, 07/28/2026 (B)	375,000	364,255
DTE Energy Co. 4.88%, 06/01/2028	132,000	125,622
Electricite de France SA 5.70%, 05/23/2028 (B)	211,000	206,578
Enel Chile SA 4.88%, 06/12/2028	460,000	429,089
Enel Finance International NV 3.50%, 04/06/2028 (B)	300,000	266,035
Israel Electric Corp. Ltd. 3.75%, 02/22/2032 (C)	380,000	288,800
Kallpa Generacion SA 4.13%, 08/16/2027 (C)	320,000	290,421
Kansai Electric Power Co., Inc. 0.46%, 04/23/2027	JPY 200,000,000	1,308,613
LLPL Capital Pte. Ltd. 6.88%, 02/04/2039 (C)	$1,691,269	1,472,512
Metropolitan Edison Co. 5.20%, 04/01/2028 (B)	190,000	183,418
Minejesa Capital BV 4.63%, 08/10/2030 (C)	200,000	178,372
Monongahela Power Co. 5.85%, 02/15/2034 (B)	82,000	78,302
National Rural Utilities Cooperative Finance Corp.
1.88%, 02/07/2025	216,000	205,519
3-Month Term SOFR + 3.17%, 8.56% (A), 04/30/2043	733,000	716,961
New York State Electric & Gas Corp. 5.85%, 08/15/2033 (B)	123,000	118,442
NextEra Energy Capital Holdings, Inc.
5.75%, 09/01/2025	74,000	73,644
6.05%, 03/01/2025	64,000	63,961
Origin Energy Finance Ltd. 2.65%, 11/11/2027	AUD 830,000	496,436
Pacific Gas & Electric Co. 4.95%, 06/08/2025	$174,000	169,923
Pattern Energy Operations LP/Pattern Energy Operations, Inc. 4.50%, 08/15/2028 (B)	255,000	222,188
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara 3.88%, 07/17/2029 (C)	490,000	432,112

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Electric Utilities (continued)
Public Service Co. of Colorado 3.70%, 06/15/2028	$ 556,000	$ 508,019
Southwestern Electric Power Co. 5.30%, 04/01/2033	58,000	53,539
Union Electric Co. 2.95%, 06/15/2027	141,000	128,880
Vistra Operations Co. LLC 5.00%, 07/31/2027 (B)	222,000	203,069

		11,386,746

Electrical Equipment - 0.0% (D)
EnerSys 4.38%, 12/15/2027 (B)	121,000	107,153

Electronic Equipment, Instruments & Components - 0.1%
Honeywell International, Inc.
1.75%, 09/01/2031	174,000	130,705
4.25%, 01/15/2029	94,000	88,710
Imola Merger Corp. 4.75%, 05/15/2029 (B)	176,000	153,433
Jabil, Inc. 5.45%, 02/01/2029	44,000	42,334
Trimble, Inc.
4.75%, 12/01/2024	48,000	47,253
6.10%, 03/15/2033	40,000	38,269
TTM Technologies, Inc. 4.00%, 03/01/2029 (B)	283,000	232,057
Vontier Corp. 2.95%, 04/01/2031	102,000	76,848

		809,609

Energy Equipment & Services - 1.0%
Archrock Partners LP/Archrock Partners Finance Corp. 6.88%, 04/01/2027 (B)	132,000	126,920
Continuum Energy Levanter Pte. Ltd. 4.50%, 02/09/2027 (C)	891,250	825,747
Greenko Wind Projects Mauritius Ltd. 5.50%, 04/06/2025 (C)	2,700,000	2,563,713
Halliburton Co. 4.75%, 08/01/2043	174,000	138,528
India Green Energy Holdings 5.38%, 04/29/2024 (C)	1,400,000	1,373,013
India Green Power Holdings 4.00%, 02/22/2027 (C)	750,000	642,195
Nabors Industries, Inc. 7.38%, 05/15/2027 (B)	188,000	174,790
Schlumberger Holdings Corp. 3.90%, 05/17/2028 (B)	146,000	134,644
USA Compression Partners LP/USA Compression Finance Corp. 6.88%, 04/01/2026	108,000	104,900
Valaris Ltd. 8.38%, 04/30/2030 (B)	154,000	150,844

		6,235,294

Entertainment - 0.1%
Netflix, Inc. 4.88%, 04/15/2028	319,000	307,332

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Financial Services - 0.8%
Avolon Holdings Funding Ltd. 6.38%, 05/04/2028 (B)	$ 94,000	$ 90,896
Burford Capital Global Finance LLC 6.25%, 04/15/2028 (B)	255,000	230,775
CMB International Leasing Management Ltd. 1.25%, 09/16/2024 (C)	460,000	441,237
Cobra AcquisitionCo LLC 6.38%, 11/01/2029 (B)	265,000	188,813
Enact Holdings, Inc. 6.50%, 08/15/2025 (B)	278,000	273,056
FirstCash, Inc. 5.63%, 01/01/2030 (B)	240,000	213,644
JA Mitsui Leasing Ltd. 0.15%, 09/06/2024	JPY 200,000,000	1,318,205
Mitsubishi HC Capital, Inc. 0.22%, 01/23/2025	200,000,000	1,317,250
Power Finance Corp. Ltd. 3.95%, 04/23/2030 (C)	$340,000	291,679
Shriram Finance Ltd. 4.40%, 03/13/2024 (C)	600,000	591,840

		4,957,395

Food Products - 0.9%
General Mills, Inc. 4.95%, 03/29/2033	63,000	57,339
Grupo Bimbo SAB de CV 4.00%, 09/06/2049 (C)	640,000	435,930
Hormel Foods Corp. 0.65%, 06/03/2024	192,000	186,210
J M Smucker Co. 5.90%, 11/15/2028	82,000	81,377
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 6.50%, 12/01/2052	200,000	164,172
Land O’Lakes, Inc. 7.00%, 09/18/2028 (B) (F)	4,470,000	3,263,100
Mars, Inc. 4.65%, 04/20/2031 (B)	58,000	53,978
McCormick & Co., Inc. 4.95%, 04/15/2033	50,000	45,162
Nestle Holdings, Inc.
3.50%, 09/24/2025 (B)	561,000	542,635
5.25%, 03/13/2026 (B)	153,000	152,674
Post Holdings, Inc. 4.50%, 09/15/2031 (B)	205,000	165,892
Sigma Alimentos SA de CV 4.13%, 05/02/2026 (C)	460,000	433,254
Simmons Foods, Inc./Simmons Prepared Foods, Inc./Simmons Pet Food, Inc. 4.63%, 03/01/2029 (B)	133,000	108,050
Smithfield Foods, Inc. 5.20%, 04/01/2029 (B)	108,000	97,492

		5,787,265

Gas Utilities - 0.2%
Ferrellgas LP/Ferrellgas Finance Corp. 5.38%, 04/01/2026 (B)	220,000	205,926

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Gas Utilities (continued)
Grupo Energia Bogota SA ESP 4.88%, 05/15/2030 (C)	$ 320,000	$ 282,088
KeySpan Gas East Corp. 5.99%, 03/06/2033 (B)	123,000	115,899
NiSource, Inc. 5.40%, 06/30/2033	57,000	53,157
Promigas SA ESP/Gases del Pacifico SAC 3.75%, 10/16/2029 (C)	250,000	200,603
Spire Missouri, Inc. 4.80%, 02/15/2033	63,000	57,782

		915,455

Ground Transportation - 0.3%
AerCap Global Aviation Trust Fixed until 06/15/2025, 6.50% (A), 06/15/2045 (B)	330,000	323,755
Canadian Pacific Railway Co. 1.35%, 12/02/2024	315,000	299,949
CSX Corp. 3.25%, 06/01/2027	146,000	134,487
East Japan Railway Co. 0.21%, 10/14/2025	JPY 200,000,000	1,315,466

		2,073,657

Health Care Equipment & Supplies - 0.1%
Agilent Technologies, Inc. 2.30%, 03/12/2031	$246,000	191,030
GE HealthCare Technologies, Inc. 5.65%, 11/15/2027	397,000	393,125
Medline Borrower LP 5.25%, 10/01/2029 (B)	275,000	234,374

		818,529

Health Care Providers & Services - 0.4%
Cardinal Health, Inc. 4.60%, 03/15/2043	232,000	176,636
CHS/Community Health Systems, Inc. 5.63%, 03/15/2027 (B)	478,000	388,467
Cigna Group 2.40%, 03/15/2030	84,000	67,877
CVS Health Corp. 4.78%, 03/25/2038	349,000	289,517
DaVita, Inc. 4.63%, 06/01/2030 (B)	190,000	148,443
HCA, Inc.
3.38%, 03/15/2029	36,000	30,964
3.50%, 09/01/2030	219,000	181,613
Molina Healthcare, Inc. 3.88%, 11/15/2030 (B)	185,000	150,902
Roche Holdings, Inc. 2.13%, 03/10/2025 (B)	461,000	441,418
Select Medical Corp. 6.25%, 08/15/2026 (B)	98,000	95,324
UnitedHealth Group, Inc. 3.75%, 07/15/2025	516,000	502,475

		2,473,636

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Health Care REITs - 0.0% (D)
Omega Healthcare Investors, Inc. 3.38%, 02/01/2031 (E)	$ 237,000	$ 182,538

Hotel & Resort REITs - 0.0% (D)
Service Properties Trust 5.25%, 02/15/2026	246,000	220,010

Hotels, Restaurants & Leisure - 2.2%
Banijay Entertainment SASU 8.13%, 05/01/2029 (B)	300,000	294,654
Brinker International, Inc. 5.00%, 10/01/2024 (B)	130,000	126,808
Carnival Corp.
5.75%, 03/01/2027 (B)	121,000	108,266
6.00%, 05/01/2029 (B)	120,000	101,391
10.50%, 06/01/2030 (B)	320,000	324,678
CEC Entertainment LLC 6.75%, 05/01/2026 (B)	243,000	226,952
Darden Restaurants, Inc. 6.30%, 10/10/2033	205,000	199,360
GENM Capital Labuan Ltd. 3.88%, 04/19/2031 (C)	1,090,000	827,066
Gohl Capital Ltd. 4.25%, 01/24/2027 (C)	310,000	284,097
Hilton Grand Vacations Borrower Escrow LLC/Hilton Grand Vacations Borrower Escrow, Inc. 4.88%, 07/01/2031 (B)	230,000	182,210
Hyatt Hotels Corp. 5.75%, 01/30/2027	59,000	58,335
Marriott International, Inc.
2.85%, 04/15/2031	349,000	274,783
4.90%, 04/15/2029	45,000	42,223
McDonald’s Corp.
3.30%, 07/01/2025	455,000	438,022
4.80%, 08/14/2028	232,000	223,878
Meituan 3.05%, 10/28/2030 (C) (E)	480,000	368,337
Melco Resorts Finance Ltd.
4.88%, 06/06/2025 (C)	1,000,000	939,482
5.25%, 04/26/2026 (C) (E)	1,050,000	960,716
5.38%, 12/04/2029 (B)	420,000	332,532
MGM China Holdings Ltd. 5.38%, 05/15/2024 (C)	1,300,000	1,277,476
NCL Corp. Ltd. 5.88%, 03/15/2026 (B)	385,000	345,537
Royal Caribbean Cruises Ltd. 4.25%, 07/01/2026 (B)	205,000	188,559
Sands China Ltd.
4.30%, 01/08/2026	1,200,000	1,112,838
5.65%, 08/08/2028	350,000	323,682
SeaWorld Parks & Entertainment, Inc. 5.25%, 08/15/2029 (B) (E)	180,000	156,215
Studio City Finance Ltd.
5.00%, 01/15/2029 (C)	1,050,000	753,690
6.00%, 07/15/2025 (C)	500,000	471,250
6.50%, 01/15/2028 (C)	200,000	163,260
Travel & Leisure Co. 6.00%, 04/01/2027	115,000	107,294

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Hotels, Restaurants & Leisure (continued)
Warnermedia Holdings, Inc.
3.64%, 03/15/2025	$ 43,000	$ 41,556
4.05%, 03/15/2029	145,000	128,380
4.28%, 03/15/2032	75,000	62,353
5.05%, 03/15/2042	219,000	163,060
Wynn Macau Ltd.
5.50%, 01/15/2026 (C)	2,050,000	1,904,279
5.63%, 08/26/2028 (C)	200,000	167,810

		13,681,029

Independent Power & Renewable Electricity Producers - 0.1%
Calpine Corp.
3.75%, 03/01/2031 (B)	137,000	109,148
5.00%, 02/01/2031 (B)	233,000	187,996
NRG Energy, Inc. 5.25%, 06/15/2029 (B)	300,000	264,578

		561,722

Industrial Conglomerates - 0.5%
West Nippon Expressway Co. Ltd. 0.08%, 10/15/2024	JPY 500,000,000	3,297,279

Insurance - 0.5%
Americo Life, Inc. 3.45%, 04/15/2031 (B)	$229,000	166,754
Athene Global Funding 1.73%, 10/02/2026 (B)	242,000	210,278
Enstar Group Ltd. 4.95%, 06/01/2029	309,000	282,060
F&G Global Funding 0.90%, 09/20/2024 (B)	560,000	531,130
Jones Deslauriers Insurance Management, Inc. 8.50%, 03/15/2030 (B)	203,000	199,427
Liberty Mutual Group, Inc. 4.30%, 02/01/2061 (B)	2,022,000	1,056,012
Northwestern Mutual Global Funding 4.35%, 09/15/2027 (B)	88,000	83,630
Ryan Specialty LLC 4.38%, 02/01/2030 (B)	125,000	107,046
Security Benefit Global Funding 1.25%, 05/17/2024 (B)	254,000	246,192
Willis North America, Inc. 4.65%, 06/15/2027	194,000	184,719

		3,067,248

Interactive Media & Services - 0.1%
Alphabet, Inc. 0.45%, 08/15/2025	328,000	301,933
Tencent Holdings Ltd. 2.39%, 06/03/2030 (C)	450,000	356,533

		658,466

Internet & Catalog Retail - 0.2%
Alibaba Group Holding Ltd. 4.20%, 12/06/2047	420,000	283,994
Amazon.com, Inc.
2.80%, 08/22/2024	312,000	305,450
3.30%, 04/13/2027	97,000	90,910
4.65%, 12/01/2029 (E)	395,000	381,080
Expedia Group, Inc. 2.95%, 03/15/2031	203,000	159,761

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Internet & Catalog Retail (continued)
GrubHub Holdings, Inc. 5.50%, 07/01/2027 (B)	$ 301,000	$ 221,416

		1,442,611

IT Services - 0.1%
Ahead DB Holdings LLC 6.63%, 05/01/2028 (B)	270,000	221,400
Leidos, Inc. 5.75%, 03/15/2033	69,000	64,283

		285,683

Leisure Products - 0.0% (D)
Ontario Gaming GTA LP 8.00%, 08/01/2030 (B)	110,000	107,529

Machinery - 0.7%
Caterpillar Financial Services Corp.
3.60%, 08/12/2027	589,000	552,962
4.35%, 05/15/2026	35,000	34,154
5.40%, 03/10/2025	137,000	137,317
CNH Industrial Capital LLC 5.50%, 01/12/2029	119,000	115,420
Daimler Truck Finance North America LLC 5.13%, 01/19/2028 (B)	150,000	145,154
IHI Corp. 0.35%, 09/03/2025	JPY 400,000,000	2,630,939
Ingersoll Rand, Inc.
5.40%, 08/14/2028	$18,000	17,548
5.70%, 08/14/2033	88,000	83,322
John Deere Capital Corp.
0.45%, 06/07/2024	171,000	165,812
4.95%, 06/06/2025 - 07/14/2028	147,000	144,946
5.15%, 09/08/2033	44,000	41,939
nVent Finance SARL 2.75%, 11/15/2031	356,000	265,445
PACCAR Financial Corp. 5.05%, 08/10/2026	61,000	60,610
Weir Group PLC 2.20%, 05/13/2026 (B)	259,000	232,423

		4,627,991

Marine Transportation - 0.0% (D)
AP Moller-Maersk AS 5.88%, 09/14/2033 (B)	120,000	114,127

Media - 0.6%
Altice Financing SA 5.00%, 01/15/2028 (B)	330,000	268,422
Belo Corp. 7.25%, 09/15/2027	410,000	390,714
Block Communications, Inc. 4.88%, 03/01/2028 (B)	244,000	198,931
Cable One, Inc. 4.00%, 11/15/2030 (B) (E)	205,000	152,725
CCO Holdings LLC/CCO Holdings Capital Corp. 4.50%, 08/15/2030 (B)	670,000	536,165
Charter Communications Operating LLC/Charter Communications Operating Capital
2.80%, 04/01/2031	364,000	278,873
3.50%, 06/01/2041	146,000	87,896

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Media (continued)
Comcast Corp.
3.40%, 04/01/2030	$ 62,000	$ 53,765
4.15%, 10/15/2028	270,000	252,395
COX Communications, Inc. 5.45%, 09/15/2028 (B)	88,000	85,767
CSC Holdings LLC 5.75%, 01/15/2030 (B)	550,000	287,452
Paramount Global Fixed until 03/30/2027, 6.38% (A), 03/30/2062	422,000	310,567
Sirius XM Radio, Inc. 4.00%, 07/15/2028 (B)	275,000	233,595
Univision Communications, Inc. 6.63%, 06/01/2027 (B)	280,000	255,149
UPC Broadband Finco BV 4.88%, 07/15/2031 (B)	294,000	233,457

		3,625,873

Metals & Mining - 1.0%
Anglo American Capital PLC
4.75%, 03/16/2052 (C)	1,080,000	780,036
5.50%, 05/02/2033 (B)	310,000	282,406
Antofagasta PLC 5.63%, 05/13/2032 (C)	310,000	286,737
ATI, Inc. 4.88%, 10/01/2029	185,000	157,729
Cleveland-Cliffs, Inc. 4.63%, 03/01/2029 (B)	183,000	157,720
Commercial Metals Co. 3.88%, 02/15/2031	192,000	155,642
Enviri Corp. 5.75%, 07/31/2027 (B)	265,000	224,010
FMG Resources August 2006 Pty. Ltd. 4.50%, 09/15/2027 (B)	175,000	157,572
Gold Fields Orogen Holdings BVI Ltd. 6.13%, 05/15/2029 (C)	370,000	352,284
GUSAP III LP
4.25%, 01/21/2030 (C)	320,000	284,179
7.25%, 04/16/2044 (C)	200,000	198,512
Hudbay Minerals, Inc. 6.13%, 04/01/2029 (B)	170,000	152,108
JSW Steel Ltd. 5.05%, 04/05/2032 (C)	400,000	309,001
Minera Mexico SA de CV 4.50%, 01/26/2050 (C)	540,000	364,920
Mineral Resources Ltd.
8.13%, 05/01/2027 (B)	125,000	121,094
9.25%, 10/01/2028 (B)	184,000	183,669
Perenti Finance Pty. Ltd. 6.50%, 10/07/2025 (C)	700,000	681,625
POSCO 4.38%, 08/04/2025 (C)	300,000	291,680
South32 Treasury Ltd. 4.35%, 04/14/2032 (B)	442,000	362,433
Vale Overseas Ltd. 6.13%, 06/12/2033	450,000	423,017

		5,926,374

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Mortgage Real Estate Investment Trusts - 0.1%
Apollo Commercial Real Estate Finance, Inc. 4.63%, 06/15/2029 (B)	$ 305,000	$ 233,578
Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp. 4.25%, 02/01/2027 (B)	233,000	203,529
Starwood Property Trust, Inc. 4.38%, 01/15/2027 (B)	268,000	229,920

		667,027

Oil, Gas & Consumable Fuels - 2.5%
Antero Midstream Partners LP/Antero Midstream Finance Corp. 5.75%, 01/15/2028 (B)	132,000	123,801
Antero Resources Corp. 5.38%, 03/01/2030 (B)	100,000	91,255
Apache Corp.
4.38%, 10/15/2028	104,000	92,914
6.00%, 01/15/2037	71,000	62,830
BP Capital Markets America, Inc. 4.89%, 09/11/2033	396,000	363,430
Buckeye Partners LP 4.50%, 03/01/2028 (B)	107,000	93,090
Chevron Corp. 2.24%, 05/11/2030	291,000	238,599
Chevron USA, Inc. 3.90%, 11/15/2024	428,000	420,687
Civitas Resources, Inc.
8.63%, 11/01/2030 (B)	73,000	74,365
8.75%, 07/01/2031 (B)	225,000	227,195
Comstock Resources, Inc. 5.88%, 01/15/2030 (B)	180,000	153,920
Crescent Energy Finance LLC
7.25%, 05/01/2026 (B)	129,000	124,346
9.25%, 02/15/2028 (B)	103,000	103,736
Earthstone Energy Holdings LLC 9.88%, 07/15/2031 (B)	174,000	187,381
eG Global Finance PLC 6.75%, 02/07/2025 (B)	261,000	258,233
EIG Pearl Holdings SARL
3.55%, 08/31/2036 (C)	300,000	234,000
4.39%, 11/30/2046 (C)	490,000	334,386
Energy Transfer LP
4.95%, 05/15/2028	319,000	301,793
6.40%, 12/01/2030	80,000	79,143
EnLink Midstream Partners LP 3-Month Term SOFR + 4.37%, 9.78% (A), 12/01/2023 (F)	1,400,000	1,246,000
Enterprise Products Operating LLC 5.35%, 01/31/2033	29,000	27,702
EQM Midstream Partners LP 7.50%, 06/01/2030 (B)	109,000	106,833
EQT Corp. 3.63%, 05/15/2031 (B)	216,000	177,854
Galaxy Pipeline Assets Bidco Ltd.
2.63%, 03/31/2036 (C)	710,000	534,882
2.94%, 09/30/2040 (C)	559,872	413,117
Genesis Energy LP/Genesis Energy Finance Corp. 8.88%, 04/15/2030	380,000	367,404

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
GNL Quintero SA 4.63%, 07/31/2029 (C)	$ 536,560	$ 508,910
Greensaif Pipelines Bidco SARL 6.13%, 02/23/2038 (C)	470,000	437,549
Harvest Midstream I LP 7.50%, 09/01/2028 (B)	244,000	231,658
Hilcorp Energy I LP/Hilcorp Finance Co. 6.00%, 02/01/2031 (B)	265,000	230,694
Holly Energy Partners LP/Holly Energy Finance Corp. 5.00%, 02/01/2028 (B)	170,000	157,366
Howard Midstream Energy Partners LLC
6.75%, 01/15/2027 (B)	64,000	60,405
8.88%, 07/15/2028 (B)	170,000	170,870
Indika Energy Capital IV Pte. Ltd. 8.25%, 10/22/2025 (C)	1,675,000	1,652,001
ITT Holdings LLC 6.50%, 08/01/2029 (B)	365,000	305,231
Medco Oak Tree Pte. Ltd. 7.38%, 05/14/2026 (C)	839,000	828,124
Murphy Oil USA, Inc. 4.75%, 09/15/2029	140,000	123,952
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50%, 02/01/2026 (B)	235,000	229,252
NuStar Logistics LP 6.38%, 10/01/2030	134,000	123,950
Occidental Petroleum Corp. 6.13%, 01/01/2031	130,000	127,135
Pertamina Persero PT
3.10%, 08/27/2030 (C) (E)	300,000	248,039
6.45%, 05/30/2044 (C)	300,000	276,390
Petroleos Mexicanos 10.00%, 02/07/2033	727,000	645,735
Pioneer Natural Resources Co. 5.10%, 03/29/2026	69,000	68,231
Plains All American Pipeline LP/PAA Finance Corp. 6.65%, 01/15/2037	22,000	20,852
Reliance Industries Ltd. 2.88%, 01/12/2032 (C)	360,000	281,060
Rockcliff Energy II LLC 5.50%, 10/15/2029 (B)	134,000	120,965
Saudi Arabian Oil Co. 3.50%, 11/24/2070 (C)	500,000	280,920
Southwestern Energy Co. 5.38%, 02/01/2029	100,000	92,378
Strathcona Resources Ltd. 6.88%, 08/01/2026 (B) (E)	246,000	226,935
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 6.50%, 07/15/2027	292,000	288,584
Transportadora de Gas del Peru SA 4.25%, 04/30/2028 (C)	620,000	586,002
Venture Global Calcasieu Pass LLC 6.25%, 01/15/2030 (B)	165,000	155,661
Vital Energy, Inc. 9.75%, 10/15/2030	159,000	155,796

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Oil, Gas & Consumable Fuels (continued)
Williams Cos., Inc. 5.75%, 06/24/2044	$ 319,000	$ 279,409

		15,352,950

Paper & Forest Products - 0.2%
Georgia-Pacific LLC 0.95%, 05/15/2026 (B)	226,000	200,470
Glatfelter Corp. 4.75%, 11/15/2029 (B) (E)	235,000	154,402
Inversiones CMPC SA 3.85%, 01/13/2030 (C)	330,000	281,328
Suzano Austria GmbH 5.00%, 01/15/2030	320,000	287,758

		923,958

Passenger Airlines - 0.1%
Air Canada 3.88%, 08/15/2026 (B)	120,000	109,287
American Airlines, Inc. 7.25%, 02/15/2028 (B) (E)	348,000	323,597
British Airways Pass-Through Trust 2.90%, 09/15/2036 (B)	74,251	61,240
Hawaiian Brand Intellectual Property Ltd./HawaiianMiles Loyalty Ltd. 5.75%, 01/20/2026 (B)	198,192	146,531
United Airlines, Inc. 4.63%, 04/15/2029 (B)	180,000	151,944

		792,599

Personal Care Products - 0.2%
Coty, Inc. 5.00%, 04/15/2026 (B)	113,000	107,957
Edgewell Personal Care Co. 4.13%, 04/01/2029 (B)	185,000	155,088
Estee Lauder Cos., Inc. 4.38%, 05/15/2028	90,000	85,977
Haleon UK Capital PLC 3.13%, 03/24/2025	258,000	247,974
HLF Financing SARL LLC/Herbalife International, Inc. 4.88%, 06/01/2029 (B)	435,000	296,888
Kenvue, Inc. 4.90%, 03/22/2033	76,000	71,377
Procter & Gamble Co.
2.85%, 08/11/2027	183,000	168,258
3.95%, 01/26/2028	139,000	133,151
Unilever Capital Corp. 5.00%, 12/08/2033	105,000	99,100

		1,365,770

Pharmaceuticals - 0.4%
AbbVie, Inc. 3.20%, 11/21/2029	581,000	506,723
Astrazeneca Finance LLC
4.88%, 03/03/2028	137,000	133,777
4.90%, 03/03/2030	145,000	139,070
Becton Dickinson & Co.
4.30%, 08/22/2032	110,000	96,818
4.69%, 02/13/2028	135,000	129,286
Bristol-Myers Squibb Co. 2.95%, 03/15/2032	372,000	302,972

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Pharmaceuticals (continued)
Merck & Co., Inc. 4.30%, 05/17/2030	$ 201,000	$ 186,614
Organon & Co./Organon Foreign Debt Co-Issuer BV 4.13%, 04/30/2028 (B)	432,000	373,136
Pfizer Investment Enterprises Pte. Ltd. 4.75%, 05/19/2033	106,000	97,637
Viatris, Inc. 1.65%, 06/22/2025	469,000	435,567

		2,401,600

Professional Services - 0.2%
Mobius Merger Sub, Inc. 9.00%, 06/01/2030 (B)	165,000	147,896
S&P Global, Inc.
2.70%, 03/01/2029	743,000	644,621
5.25%, 09/15/2033 (B)	24,000	22,678
TriNet Group, Inc. 3.50%, 03/01/2029 (B)	190,000	156,874

		972,069

Real Estate Management & Development - 1.2%
Cushman & Wakefield US Borrower LLC 6.75%, 05/15/2028 (B) (E)	248,000	226,193
Elect Global Investments Ltd. Fixed until 06/03/2025 (F), 4.10% (A) (C)	250,000	196,625
Emaar Sukuk Ltd. 3.64%, 09/15/2026 (C)	310,000	289,634
GLP China Holdings Ltd.
2.95%, 03/29/2026 (C)	710,000	363,103
4.97%, 02/26/2024 (C)	550,000	478,775
Greystar Real Estate Partners LLC 7.75%, 09/01/2030 (B)	113,000	111,023
Hopson Development Holdings Ltd.
6.80%, 12/28/2023 (C)	1,535,000	1,404,878
7.00%, 05/18/2024 (C)	200,000	162,360
Kennedy-Wilson, Inc. 4.75%, 03/01/2029	347,000	261,118
Longfor Group Holdings Ltd. 3.95%, 09/16/2029 (C)	600,000	216,825
New Metro Global Ltd. 4.80%, 12/15/2024 (C)	400,000	124,000
NWD Finance BVI Ltd.
Fixed until 03/10/2028 (F), 4.13% (A) (C)	250,000	119,063
6.25%, 03/07/2024 (C) (F)	500,000	232,750
RKPF Overseas Ltd.
5.20%, 01/12/2026 (C)	1,200,000	365,400
6.00%, 09/04/2025 (C)	450,000	215,888
6.70%, 09/30/2024 (C)	1,169,000	798,333
Shui On Development Holding Ltd. 5.75%, 11/12/2023 (C)	200,000	198,100
Vanke Real Estate Hong Kong Co. Ltd. 3.50%, 11/12/2029 (C)	800,000	285,800
Yanlord Land HK Co. Ltd.
5.13%, 05/20/2026 (C)	800,000	402,247
6.80%, 02/27/2024 (C) (E)	1,243,000	1,119,321

		7,571,436

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Retail REITs - 0.3%
Scentre Group Trust 2 Fixed until 06/24/2026, 4.75% (A), 09/24/2080 (C)	$ 2,350,000	$ 2,109,970

Semiconductors & Semiconductor Equipment - 0.4%
Broadcom, Inc. 2.45%, 02/15/2031 (B)	364,000	279,898
Entegris Escrow Corp. 5.95%, 06/15/2030 (B)	165,000	150,952
Foundry JV Holdco LLC 5.88%, 01/25/2034 (B)	200,000	185,948
Intel Corp.
3.40%, 03/25/2025	494,000	479,182
5.20%, 02/10/2033	38,000	35,984
Texas Instruments, Inc. 4.60%, 02/15/2028	291,000	282,975
TSMC Global Ltd.
0.75%, 09/28/2025 (B)	362,000	329,645
1.25%, 04/23/2026 (C)	640,000	575,804

		2,320,388

Software - 0.3%
Capstone Borrower, Inc. 8.00%, 06/15/2030 (B)	155,000	150,350
Central Parent, Inc./CDK Global, Inc. 7.25%, 06/15/2029 (B)	160,000	153,682
Fiserv, Inc. 5.63%, 08/21/2033	110,000	103,350
Gen Digital, Inc.
6.75%, 09/30/2027 (B)	79,000	76,906
7.13%, 09/30/2030 (B) (E)	81,000	78,795
Helios Software Holdings, Inc./ION Corporate Solutions Finance SARL 4.63%, 05/01/2028 (B)	250,000	209,871
McAfee Corp. 7.38%, 02/15/2030 (B)	315,000	251,988
Open Text Corp. 3.88%, 12/01/2029 (B)	152,000	124,314
Oracle Corp.
2.30%, 03/25/2028	510,000	438,313
4.90%, 02/06/2033	72,000	64,777
Rackspace Technology Global, Inc. 3.50%, 02/15/2028 (B)	335,000	146,843

		1,799,189

Specialty Retail - 0.0% (D)
Ken Garff Automotive LLC 4.88%, 09/15/2028 (B)	145,000	122,596
Metis Merger Sub LLC 6.50%, 05/15/2029 (B)	110,000	89,886

		212,482

Technology Hardware, Storage & Peripherals - 0.2%
Apple, Inc. 1.40%, 08/05/2028	674,000	567,656
Booz Allen Hamilton, Inc. 5.95%, 08/04/2033	29,000	27,577
Hewlett Packard Enterprise Co.
1.75%, 04/01/2026	282,000	255,925
5.25%, 07/01/2028	174,000	168,095

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

CORPORATE DEBT SECURITIES (continued)
Technology Hardware, Storage & Peripherals (continued)
NCR Atleos Escrow Corp. 9.50%, 04/01/2029 (B)	$ 157,000	$ 153,896
NCR Voyix Corp. 5.13%, 04/15/2029 (B)	105,000	90,314
Seagate HDD Cayman 4.09%, 06/01/2029	110,000	93,878

		1,357,341

Trading Companies & Distributors - 0.0% (D)
GATX Corp. 6.05%, 03/15/2034	88,000	83,106

Transportation Infrastructure - 0.4%
DP World Ltd. 5.63%, 09/25/2048 (C)	540,000	443,858
FedEx Corp. Pass-Through Trust 1.88%, 08/20/2035	62,129	48,811
India Airport Infra 6.25%, 10/25/2025 (C)	1,000,000	966,220
Penske Truck Leasing Co. LP/PTL Finance Corp.
5.70%, 02/01/2028 (B)	189,000	182,700
6.05%, 08/01/2028 (B)	86,000	84,421
6.20%, 06/15/2030 (B)	57,000	55,690
Ryder System, Inc.
5.25%, 06/01/2028	87,000	83,778
6.60%, 12/01/2033	107,000	106,395
TTX Co. 5.50%, 09/25/2026 (B)	250,000	247,882
United Parcel Service, Inc. 3.90%, 04/01/2025	196,000	191,378
Yunda Holding Investment Ltd. 2.25%, 08/19/2025 (C)	330,000	294,525

		2,705,658

Wireless Telecommunication Services - 0.2%
Altice France SA 5.13%, 07/15/2029 (B)	515,000	352,621
America Movil SAB de CV 4.70%, 07/21/2032	570,000	514,470
T-Mobile USA, Inc. 3.38%, 04/15/2029	494,000	429,813
Vodafone Group PLC 4.38%, 02/19/2043	183,000	135,320

		1,432,224

Total Corporate Debt Securities (Cost $242,259,938)		223,287,448

FOREIGN GOVERNMENT OBLIGATIONS - 6.3%
Brazil - 0.9%
Brazil Notas do Tesouro Nacional Series F, 10.00%, 01/01/2025 - 01/01/2031	BRL 28,000,000	5,495,177

Canada - 0.0% (D)
Province of British Columbia 4.20%, 07/06/2033	$229,000	208,935

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Colombia - 0.9%
Colombia TES
Series B,
6.00%, 04/28/2028	COP 12,000,000,000	$ 2,413,856
7.25%, 10/18/2034	8,000,000,000	1,416,382
7.50%, 08/26/2026	9,000,000,000	2,011,838

		5,842,076

Hungary - 0.4%
Hungary Government Bonds 3.00%, 06/26/2024	HUF 1,000,000,000	2,664,824

Indonesia - 0.6%
Indonesia Treasury Bonds
6.38%, 08/15/2028	IDR 19,000,000,000	1,162,630
7.00%, 02/15/2033	20,000,000,000	1,246,257
7.50%, 05/15/2038	25,000,000,000	1,609,223

		4,018,110

Japan - 0.1%
Development Bank of Japan, Inc. 1.75%, 02/18/2025 (B)	$ 570,000	542,281

Mexico - 0.8%
Mexico Bonos
7.75%, 11/23/2034	MXN 40,000,000	1,865,750
Series M,
5.00%, 03/06/2025	20,000,000	1,028,021
5.75%, 03/05/2026	25,000,000	1,246,062
7.75%, 05/29/2031	20,000,000	965,988
Mexico Government International Bonds 6.34%, 05/04/2053	$ 200,000	174,926

		5,280,747

Mongolia - 0.1%
Mongolia Government International Bonds 8.75%, 03/09/2024 (C)	500,000	501,500

Peru - 0.7%
Peru Government Bonds
5.40%, 08/12/2034	PEN 8,000,000	1,737,096
6.15%, 08/12/2032	5,000,000	1,189,084
6.95%, 08/12/2031	5,000,000	1,267,923

		4,194,103

Republic of Korea - 0.1%
Industrial Bank of Korea 1.04%, 06/22/2025 (B)	$406,000	376,091

Republic of South Africa - 1.3%
Republic of South Africa Government Bonds
7.00%, 02/28/2031	ZAR 30,000,000	1,272,757
8.25%, 03/31/2032	30,000,000	1,321,690
8.50%, 01/31/2037	30,000,000	1,188,410
8.88%, 02/28/2035	50,000,000	2,131,455
9.00%, 01/31/2040	25,000,000	994,232
10.50%, 12/21/2026	20,000,000	1,105,084

		8,013,628

Supranational - 0.2%
Asian Development Bank 1.88%, 01/24/2030	$364,000	302,486

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

FOREIGN GOVERNMENT OBLIGATIONS (continued)
Supranational (continued)
European Bank for Reconstruction & Development 1.50%, 02/13/2025	$ 306,000	$ 291,027
Inter-American Development Bank 4.00%, 01/12/2028	291,000	280,070
International Bank for Reconstruction & Development 3.13%, 11/20/2025	240,000	230,524

		1,104,107

Uruguay - 0.2%
Uruguay Government International Bonds 9.75%, 07/20/2033	UYU 46,400,000	1,149,951

Total Foreign Government Obligations (Cost $40,356,296)		39,391,530

LOAN ASSIGNMENTS - 5.2%
Aerospace & Defense - 0.1%
Cobham Ultra SeniorCo SARL Term Loan B, 6-Month Term SOFR + 3.50%, 9.36% (A), 08/03/2029	$207,406	200,770
Dynasty Acquisition Co., Inc.
Term Loan B1,
1-Month Term SOFR + 4.00%, 9.32% (A), 08/24/2028	154,103	152,224
Term Loan B2,
1-Month Term SOFR + 4.00%, 9.32% (A), 08/24/2028	66,044	65,239
Spirit Aerosystems, Inc. Term Loan, 3-Month Term SOFR + 4.25%, 9.63% (A), 01/15/2027	127,122	126,566
TransDigm, Inc. Term Loan I, 3-Month Term SOFR + 3.25%, 8.64% (A), 08/24/2028	183,375	183,056

		727,855

Automobile Components - 0.1%
DexKo Global, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 9.40% (A), 10/04/2028	215,846	206,234
USI, Inc. Term Loan, 3-Month Term SOFR + 3.75%, 9.14% (A), 11/22/2029	156,687	156,320

		362,554

Beverages - 0.1%
Sunshine Investments BV Term Loan, 3-Month Term SOFR + 4.25%, 9.61% (A), 07/12/2029	156,420	154,986
Triton Water Holdings, Inc. Term Loan, 3-Month Term SOFR + 3.25%, 8.90% (A), 03/31/2028	133,550	126,455

		281,441

	Principal	Value

LOAN ASSIGNMENTS (continued)
Building Products - 0.2%
Foley Products Co. LLC Term Loan, 3-Month Term SOFR + 4.75%, 10.29% (A), 12/29/2028	$ 219,607	$ 219,241
Icebox Holdco III, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.75%, 9.40% (A), 12/22/2028	152,471	148,914
LBM Acquisition LLC Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 12/17/2027	176,913	168,178
Park River Holdings, Inc. Term Loan, 3-Month Term SOFR + 3.25%, 8.91% (A), 12/28/2027	233,531	220,228
Potters Industries LLC Term Loan B, 3-Month Term SOFR + 4.00%, 9.49% (A), 12/14/2027	209,483	209,657

		966,218

Capital Markets - 0.2%
Advisor Group, Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 9.82% (A), 08/17/2028	297,369	295,883
HighTower Holdings LLC Term Loan B, 3-Month Term SOFR + 4.00%, 9.38% (A), 04/21/2028	149,005	145,745
ION Trading Finance Ltd. Term Loan, 3-Month Term SOFR + 4.75%, 10.24% (A), 04/03/2028	278,817	269,208
NEXUS Buyer LLC Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 11/09/2026	244,918	238,948

		949,784

Chemicals - 0.0% (D)
Nouryon Finance BV Term Loan B, 1-Month Term SOFR + 4.00%, 9.43% (A), 04/03/2028	98,862	96,465
Olympus Water US Holding Corp. Term Loan, 3-Month Term SOFR + 5.00%, 10.39% (A), 11/09/2028 (G)	158,298	156,675

		253,140

Commercial Services & Supplies - 0.4%
Allied Universal Holdco LLC Term Loan B, 1-Month Term SOFR + 4.75%, 10.07% (A), 05/12/2028	271,049	262,282
APX Group, Inc. Term Loan B, 3-Month Term SOFR + 3.25%, Prime Rate + 2.25%, 8.92% - 10.75% (A), 07/10/2028	228,654	228,261

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Commercial Services & Supplies (continued)
Asurion LLC
2nd Lien Term Loan B4,
1-Month Term SOFR + 5.25%, 10.69% (A), 01/20/2029	$ 225,548	$ 192,280
Term Loan B9,
1-Month Term SOFR + 3.25%, 8.69% (A), 07/31/2027	275,304	262,400
Creative Artists Agency LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.82% (A), 11/27/2028	288,990	287,665
Foundever Worldwide Corp. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 08/28/2028	251,621	241,559
Garda World Security Corp.
Term Loan B,
3-Month Term SOFR + 4.25%, 9.65% (A), 02/01/2029	24,749	24,610
3-Month Term SOFR + 4.25%, 9.75% (A), 10/30/2026	154,191	153,492
Groupe Solmax, Inc. Term Loan, 1-Month Term SOFR + 4.75%, 3-Month Term SOFR + 4.75%, 10.19% - 10.40% (A), 05/29/2028	108,219	100,427
Prometric Holdings, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 3.00%, 10.69% (A), 01/31/2028	109,699	108,136
PUG LLC Term Loan B, 1-Month Term SOFR + 4.25%, 9.69% (A), 02/12/2027	136,908	129,035
Sotheby’s Term Loan B, 3-Month Term SOFR + 4.50%, 10.16% (A), 01/15/2027	295,804	285,821
Spring Education Group, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.91% (A), 10/04/2030	111,091	109,749

		2,385,717

Communications Equipment - 0.0% (D)
ViaSat, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.82% (A), 03/02/2029	221,639	203,169

Construction & Engineering - 0.1%
Osmose Utilities Services, Inc. Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 06/23/2028	178,235	174,403
USIC Holdings, Inc.
2nd Lien Term Loan,
1-Month Term SOFR + 6.50%, 11.94% (A), 05/14/2029	98,309	89,461

	Principal	Value

LOAN ASSIGNMENTS (continued)
Construction & Engineering (continued)
USIC Holdings, Inc. (continued)
Term Loan,
1-Month Term SOFR + 3.50%, 8.94% (A), 05/12/2028	$ 186,621	$ 179,798
VM Consolidated, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 03/24/2028	128,070	128,090

		571,752

Construction Materials - 0.0% (D)
Quikrete Holdings, Inc.
1st Lien Term Loan,
1-Month Term SOFR + 2.63%, 8.06% (A), 02/01/2027	110,129	109,853
Term Loan B,
1-Month Term SOFR + 2.75%, 8.19% (A), 03/19/2029	111,770	111,666

		221,519

Consumer Staples Distribution & Retail - 0.0% (D)
EG Group Ltd. Term Loan B, TBD, 02/29/2028 (G) (H)	230,000	218,500

Containers & Packaging - 0.3%
Berlin Packaging LLC Term Loan B5, 1-Month Term SOFR + 3.75%, 3-Month Term SOFR + 3.75%, 9.18% - 9.40% (A), 03/11/2028	234,850	229,020
Charter NEX US, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 12/01/2027	255,112	248,017
Clydesdale Acquisition Holdings, Inc. Term Loan B, 1-Month Term SOFR + 4.18%, 9.60% (A), 04/13/2029	223,960	216,202
Graham Packaging Co., Inc. Term Loan, 1-Month Term SOFR + 3.00%, 8.44% (A), 08/04/2027 (G)	228,713	226,169
LABL, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 5.00%, 10.42% (A), 10/29/2028	129,066	121,209
Reynolds Group Holdings, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 09/24/2028	307,059	305,236
Trident TPI Holdings, Inc. Term Loan B3, 3-Month Term SOFR + 4.00%, 9.65% (A), 09/15/2028	227,976	224,794

		1,570,647

Distributors - 0.1%
PAI Holdco, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 9.39% (A), 10/28/2027	193,895	182,746

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Distributors (continued)
Patriot Container Corp. 1st Lien Term Loan, 1-Month Term SOFR + 3.75%, 9.07% (A), 03/20/2025	$ 147,648	$ 139,251
RelaDyne, Inc. Term Loan B, 1-Month Term SOFR + 4.25%, 9.57% (A), 12/22/2028	250,548	248,042
Windsor Holdings III LLC Term Loan B, 1-Month Term SOFR + 4.50%, 9.81% (A), 08/01/2030	221,481	220,512

		790,551

Diversified REITs - 0.1%
Apollo Commercial Real Estate Finance, Inc. Term Loan B1, 1-Month Term SOFR + 3.50%, 8.94% (A), 03/11/2028	239,296	226,134
Claros Mortgage Trust, Inc. Term Loan B, 1-Month Term SOFR + 4.50%, 9.94% (A), 08/09/2026	217,536	205,572

		431,706

Diversified Telecommunication Services - 0.1%
Connect Finco SARL Term Loan B, 1-Month Term SOFR + 3.50%, 8.82% (A), 12/11/2026	204,516	199,148
Iridium Satellite LLC Term Loan B, 1-Month Term SOFR + 2.50%, 7.82% (A), 09/20/2030	114,732	114,527
Telesat Canada Term Loan B5, 3-Month Term SOFR + 2.75%, 8.43% (A), 12/07/2026	149,666	102,287

		415,962

Electrical Equipment - 0.0% (D)
Gates Global LLC
Term Loan B3,
1-Month Term SOFR + 2.50%, 7.92% (A), 03/31/2027	132,635	132,290
Term Loan B4,
1-Month Term SOFR + 3.00%, 8.32% (A), 11/16/2029	26,222	26,196

		158,486

Electronic Equipment, Instruments & Components - 0.1%
Verifone Systems, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 4.00%, 9.65% (A), 08/20/2025 (G)	310,149	287,331

Financial Services - 0.0% (D)
Castlelake Aviation Ltd. Term Loan B, 3-Month Term SOFR + 2.75%, 8.42% (A), 10/22/2026 (G)	161,089	160,642

	Principal	Value

LOAN ASSIGNMENTS (continued)
Food Products - 0.0% (D)
Nomad Foods US LLC Term Loan B4, 6-Month Term SOFR + 3.00%, 8.47% (A), 11/13/2029	$ 83,857	$ 83,752

Ground Transportation - 0.1%
Avis Budget Car Rental LLC Term Loan C, 1-Month Term SOFR + 3.50%, 8.92% (A), 03/16/2029	153,420	153,267
PODS LLC Term Loan B, 1-Month Term SOFR + 3.00%, 8.44% (A), 03/31/2028	227,970	216,464

		369,731

Health Care Equipment & Supplies - 0.1%
Medline Borrower LP Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 10/23/2028	300,061	297,845

Health Care Providers & Services - 0.3%
Bella Holding Co. LLC Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 05/10/2028	290,652	285,877
Charlotte Buyer, Inc. 1st Lien Term Loan, TBD, 02/11/2028 (G) (H)	45,977	45,425
CHG Healthcare Services, Inc.
Term Loan,
1-Month Term SOFR + 3.25%, 8.69% (A), 09/29/2028	188,807	186,594
3-Month Term SOFR + 3.75%, 9.14% (A), 09/29/2028	104,247	103,161
Comet Acquisition, Inc. Term Loan, 1-Month LIBOR + 3.50%, 8.94% (A), 10/24/2025	229,139	228,089
Covetrus, Inc. Term Loan, 3-Month Term SOFR + 5.00%, 10.39% (A), 10/13/2029	222,937	217,781
Gainwell Acquisition Corp. Term Loan B, 3-Month Term SOFR + 4.00%, 9.49% (A), 10/01/2027	176,810	168,706
Radnet Management, Inc. Term Loan, 3-Month Term SOFR + 3.00%, 8.50% (A), 04/21/2028	219,887	218,857
Select Medical Corp. Term Loan B1, 1-Month Term SOFR + 3.00%, 8.32% (A), 03/06/2027	166,334	165,659
Sotera Health Holdings LLC Term Loan B, 1-Month Term SOFR + 3.75%, 9.09% (A), 12/11/2026	160,215	159,814

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Health Care Providers & Services (continued)
Team Health Holdings, Inc. Term Loan B, 1-Month Term SOFR + 5.25%, 3-Month Term SOFR + 5.25%, 10.57% - 10.63% (A), 03/02/2027	$ 209,739	$ 149,876

		1,929,839

Health Care Technology - 0.1%
Athenahealth Group, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.58% (A), 02/15/2029	258,927	249,865
Navicure, Inc. Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 10/22/2026	154,090	153,897

		403,762

Hotels, Restaurants & Leisure - 0.5%
Aimbridge Acquisition Co., Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 9.19% (A), 02/02/2026	178,154	169,914
Carnival Corp. Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 10/18/2028	250,292	245,391
Dave & Buster’s, Inc. Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 06/29/2029 (G)	286,735	286,098
Fertitta Entertainment LLC Term Loan B, 1-Month Term SOFR + 4.00%, 9.32% (A), 01/27/2029	279,639	273,143
Fogo De Chao, Inc. Term Loan B, 3-Month Term SOFR + 4.75%, 10.14% (A), 09/30/2030 (G)	234,311	224,646
Herschend Entertainment Co. LLC Term Loan, 1-Month Term SOFR + 3.75%, 9.19% (A), 08/27/2028	115,719	115,285
Hornblower Sub LLC Repriced Term Loan B, 3-Month LIBOR + 4.50%, 10.15% (A), 04/27/2025	624,354	218,524
Ontario Gaming GTA LP Term Loan B, 3-Month Term SOFR + 4.25%, 9.64% (A), 08/01/2030	100,571	100,445
PF Chang’s China Bistro, Inc. Term Loan B, 1-Month Term SOFR + 6.25%, 11.78% (A), 03/01/2026	319,236	301,878
Playa Resorts Holding BV Term Loan B, 1-Month Term SOFR + 4.25%, 9.58% (A), 01/05/2029	314,433	313,189

	Principal	Value

LOAN ASSIGNMENTS (continued)
Hotels, Restaurants & Leisure (continued)
Scientific Games Holdings LP Term Loan B, 3-Month Term SOFR + 3.50%, 8.91% (A), 04/04/2029	$ 223,856	$ 220,009
SeaWorld Parks & Entertainment, Inc. Term Loan B, 1-Month Term SOFR + 3.00%, 8.44% (A), 08/25/2028	229,392	228,723
Stars Group Holdings BV Term Loan B, 3-Month Term SOFR + 3.25%, 8.90% (A), 07/22/2028	93,946	93,946
Travel & Leisure Co. Term Loan B, 3-Month Term SOFR + 4.00%, 9.49% (A), 12/14/2029	153,803	153,867
Whatabrands LLC Term Loan B, 1-Month Term SOFR + 3.00%, 8.44% (A), 08/03/2028	93,330	92,345
William Morris Endeavor Entertainment LLC 1st Lien Term Loan, 1-Month Term SOFR + 2.75%, 8.19% (A), 05/18/2025	155,932	155,581

		3,192,984

Household Durables - 0.0% (D)
AI Aqua Merger Sub, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.75%, 9.08% (A), 07/31/2028	203,161	198,929

Insurance - 0.2%
Alliant Holdings Intermediate LLC Term Loan B4, 1-Month LIBOR + 3.50%, 8.94% (A), 11/05/2027	145,954	145,398
AmWINS Group, Inc. Term Loan B, 1-Month Term SOFR + 2.25%, 7.69% (A), 02/19/2028	163,881	162,324
Broadstreet Partners, Inc. Term Loan B2, 1-Month Term SOFR + 3.25%, 8.69% (A), 01/27/2027	284,682	281,509
Hub International Ltd. Term Loan B, 3-Month Term SOFR + 4.25%, 9.66% (A), 06/20/2030	273,857	273,670
Hyperion Insurance Group Ltd. Term Loan B, 1-Month LIBOR + 3.25%, 8.69% (A), 11/12/2027	291,248	288,554
NFP Corp. Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 02/16/2027	207,423	203,216
Sedgwick Claims Management Services, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 9.07% (A), 02/24/2028	152,207	151,550

		1,506,221

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Internet & Catalog Retail - 0.0% (D)
CNT Holdings I Corp. Term Loan, 3-Month Term SOFR + 3.50%, 8.93% (A), 11/08/2027	$ 219,203	$ 217,911

IT Services - 0.1%
Amentum Government Services Holdings LLC Term Loan, 1-Month Term SOFR + 4.00%, 9.33% (A), 02/15/2029	152,917	149,237
Moneygram International, Inc. Term Loan B, 3-Month Term SOFR + 5.50%, 10.91% (A), 06/01/2030	141,220	132,041
Peraton Corp. Term Loan B, 1-Month Term SOFR + 3.75%, 9.17% (A), 02/01/2028	176,611	172,858

		454,136

Life Sciences Tools & Services - 0.0% (D)
Parexel International Corp. 1st Lien Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 11/15/2028 (G)	228,137	225,171

Machinery - 0.1%
Alliance Laundry Systems LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.93% (A), 10/08/2027	142,944	142,566
CD&R Hydra Buyer, Inc. Term Loan, 1-Month Term SOFR + 4.25%, 9.67% (A), 12/11/2024	135,255	135,120
CPM Holdings, Inc. Term Loan, 1-Month Term SOFR + 4.50%, 9.83% (A), 09/28/2028	93,673	93,527
Filtration Group Corp. Term Loan, 1-Month Term SOFR + 3.50%, 8.94% (A), 10/21/2028	157,587	156,307
OEConnection LLC Term Loan B, 1-Month Term SOFR + 4.00%, 9.42% - 9.44% (A), 09/25/2026	104,823	104,234
Vertical US Newco, Inc. Term Loan B, 6-Month Term SOFR + 3.50%, 9.38% (A), 07/30/2027	130,247	129,252

		761,006

Media - 0.3%
ABG Intermediate Holdings 2 LLC
Delayed Draw Term Loan,
4.00%, 12/21/2028	39,205	39,115
Term Loan B2,
1-Month Term SOFR + 4.00%, 9.42% (A), 12/21/2028 (G)	204,614	204,140

	Principal	Value

LOAN ASSIGNMENTS (continued)
Media (continued)
Arches Buyer, Inc. Term Loan B, 1-Month Term SOFR + 3.25%, 8.67% (A), 12/06/2027	$ 162,506	$ 157,544
CSC Holdings LLC Term Loan B5, 1-Month LIBOR + 2.50%, 7.95% (A), 04/15/2027	190,188	171,139
GVC Holdings Ltd. Term Loan B2, 3-Month Term SOFR + 3.50%, 8.99% (A), 10/31/2029	247,471	247,100
NEP/NCP Holdco, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 10/20/2025	183,578	164,945
United Talent Agency LLC Term Loan B, 1-Month Term SOFR + 3.50%, 9.44% (A), 07/07/2028	152,738	151,878
Univision Communications, Inc. 1st Lien Term Loan B, 1-Month Term SOFR + 3.25%, 8.69% (A), 03/15/2026	290,743	288,244
UPC Financing Partnership Term Loan AX, 1-Month Term SOFR + 3.00%, 8.45% (A), 01/31/2029	110,000	107,859
Virgin Media Bristol LLC Term Loan Q, 1-Month Term SOFR + 3.25%, 8.70% (A), 01/31/2029	342,000	335,053

		1,867,017

Metals & Mining - 0.0% (D)
US Silica Co. Term Loan B, 1-Month Term SOFR + 4.75%, 10.17% (A), 03/25/2030	199,471	199,409

Oil, Gas & Consumable Fuels - 0.2%
CQP Holdco LP Term Loan B, 3-Month Term SOFR + 3.50%, 8.99% (A), 06/05/2028	296,048	295,604
ITT Holdings LLC Term Loan B, TBD, 10/05/2030 (G) (H)	290,881	286,335
M6 ETX Holdings II Midco LLC Term Loan B, 1-Month Term SOFR + 4.50%, 9.92% (A), 09/19/2029	156,958	155,809
Medallion Midland Acquisition LLC Term Loan, 3-Month Term SOFR + 3.75%, 9.40% (A), 10/18/2028	272,447	272,276

		1,010,024

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Passenger Airlines - 0.1%
Air Canada Term Loan B, 3-Month Term SOFR + 3.50%, 9.13% (A), 08/11/2028	$ 148,919	$ 148,493
American Airlines, Inc. Term Loan, 3-Month Term SOFR + 4.75%, 10.43% (A), 04/20/2028	102,045	103,298
Kestrel Bidco, Inc. Term Loan B, 1-Month Term SOFR + 3.00%, 8.42% (A), 12/11/2026	175,938	169,604
Mileage Plus Holdings LLC Term Loan B, 3-Month Term SOFR + 5.25%, 10.80% (A), 06/21/2027	82,105	84,466
United Airlines, Inc. Term Loan B, 1-Month Term SOFR + 3.75%, 9.19% (A), 04/21/2028	245,276	245,710

		751,571

Personal Care Products - 0.0% (D)
Sunshine Luxembourg VII SARL Term Loan B3, 3-Month Term SOFR + 3.75%, 9.24% (A), 10/01/2026	273,805	273,349

Professional Services - 0.1%
Ensemble RCM LLC Term Loan, 3-Month Term SOFR + 3.75%, 9.23% (A), 08/03/2026	212,616	212,417
KUEHG Corp. Term Loan, 3-Month Term SOFR + 5.00%, 10.39% (A), 06/12/2030	154,195	153,892
MPH Acquisition Holdings LLC Term Loan B, 3-Month Term SOFR + 4.25%, 9.92% (A), 09/01/2028	284,449	264,063
Verscend Holding Corp. Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 08/27/2025	149,634	149,377
VT Topco, Inc. Term Loan B, 3-Month Term SOFR + 4.25%, 9.66% (A), 08/09/2030	72,591	72,355

		852,104

Real Estate Management & Development - 0.1%
Brookfield WEC Holdings, Inc.
Term Loan,
1-Month Term SOFR + 2.75%, 8.19% (A), 08/01/2025	175,761	175,426
1-Month Term SOFR + 3.75%, 9.07% (A), 08/01/2025	58,805	58,813

	Principal	Value

LOAN ASSIGNMENTS (continued)
Real Estate Management & Development (continued)
Cushman & Wakefield US Borrower LLC Term Loan B, 1-Month Term SOFR + 4.00%, 9.32% (A), 01/31/2030	$ 161,911	$ 153,815

		388,054

Software - 0.7%
Applied Systems, Inc. 1st Lien Term Loan, 3-Month Term SOFR + 4.50%, 9.89% (A), 09/18/2026	294,219	294,639
Barracuda Networks, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.88% (A), 08/15/2029 (G)	296,823	281,796
Central Parent, Inc. Term Loan B, 3-Month Term SOFR + 4.00%, 9.41% (A), 07/06/2029	334,601	332,471
Corel Corp. Term Loan, 3-Month Term SOFR + 5.00%, 10.52% (A), 07/02/2026	262,157	248,394
DCert Buyer, Inc.
2nd Lien Term Loan,
1-Month Term SOFR + 7.00%, 12.32% (A), 02/19/2029	71,488	64,429
Term Loan B,
1-Month Term SOFR + 4.00%, 9.32% (A), 10/16/2026	256,853	251,920
Greeneden US Holdings II LLC Term Loan B4, 1-Month Term SOFR + 4.00%, 9.44% (A), 12/01/2027 (G)	201,487	201,235
Helios Software Holdings, Inc.
Term Loan B,
3-Month Term SOFR + 3.75%, 9.29% (A), 03/11/2028	225,516	220,019
3-Month Term SOFR + 4.25%, 9.74% (A), 07/18/2030	76,225	75,487
McAfee LLC Term Loan B, 1-Month Term SOFR + 3.75%, 9.16% (A), 03/01/2029	264,828	252,028
Mitnick Corporate Purchaser, Inc. Term Loan, 3-Month Term SOFR + 4.50%, 9.98% (A), 05/02/2029	101,983	95,125
Project Alpha Intermediate Holding, Inc. 1st Lien Term Loan B, 3-Month Term SOFR + 4.75%, 10.07% (A), 10/28/2030	170,999	165,716
Project Boost Purchaser LLC Term Loan B, 1-Month Term SOFR + 3.50%, 8.94% (A), 06/01/2026	226,243	224,546
Proofpoint, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 3.25%, 8.69% (A), 08/31/2028	228,105	224,031

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value

LOAN ASSIGNMENTS (continued)
Software (continued)
Rackspace Technology Global, Inc. Term Loan B, 1-Month Term SOFR + 2.75%, 8.21% (A), 02/15/2028	$ 183,003	$ 80,384
RealPage, Inc. 1st Lien Term Loan, 1-Month Term SOFR + 3.00%, 8.44% (A), 04/24/2028	228,341	222,762
Sophia LP Term Loan B, 1-Month Term SOFR + 4.25%, 9.57% (A), 10/07/2027	284,765	281,027
Storable, Inc. Term Loan B, 1-Month Term SOFR + 3.50%, 3-Month Term SOFR + 3.50%, 8.82% - 8.84% (A), 04/17/2028	156,694	154,618
Ultimate Software Group, Inc. Term Loan B, 3-Month Term SOFR + 3.75%, 9.23% (A), 05/04/2026	445,030	443,709

		4,114,336

Specialty Retail - 0.1%
Mavis Tire Express Services Corp. Term Loan B, 1-Month Term SOFR + 4.00%, 9.44% (A), 05/04/2028	342,276	336,875
Petco Health & Wellness Co., Inc. Term Loan B, 3-Month Term SOFR + 3.25%, 8.90% (A), 03/03/2028	285,078	278,070

		614,945

Textiles, Apparel & Luxury Goods - 0.1%
Birkenstock GmbH & Co. KG Term Loan B, 3-Month Term SOFR + 2.75%, 8.88% (A), 04/28/2028	313,979	312,802
Varsity Brands, Inc. Term Loan, 1-Month Term SOFR + 5.00%, 10.44% (A), 12/15/2026	414,225	396,793

		709,595

Trading Companies & Distributors - 0.0% (D)
DXP Enterprises, Inc. Term Loan B, 6-Month Term SOFR + 4.75%, 10.29% (A), 10/11/2030	189,898	188,237

Transportation Infrastructure - 0.0% (D)
Brown Group Holding LLC Term Loan B2, 1-Month Term SOFR + 3.75%, 3-Month Term SOFR + 3.75%, 9.07% - 9.17% (A), 07/02/2029	114,917	114,593
KKR Apple Bidco LLC Term Loan, 1-Month Term SOFR + 4.00%, 9.32% (A), 09/22/2028	122,779	122,421

		237,014

	Principal	Value

LOAN ASSIGNMENTS (continued)
Wireless Telecommunication Services - 0.1%
Altice France SA Term Loan B14, 3-Month Term SOFR + 5.50%, 10.89% (A), 08/15/2028	$ 279,538	$ 247,682
CCI Buyer, Inc. Term Loan, 3-Month Term SOFR + 4.00%, 9.39% (A), 12/17/2027	255,955	250,261

		497,943

Total Loan Assignments (Cost $32,624,301)		32,301,859

U.S. GOVERNMENT AGENCY OBLIGATIONS - 13.7%
Government National Mortgage Association, TBA 3.00%, 11/20/2053 (G)	14,626,000	12,073,306
Uniform Mortgage-Backed Security, TBA
2.00%, 11/01/2053 (G)	6,000,000	4,410,000
2.50%, 11/01/2038 - 11/01/2053 (G)	55,491,000	46,906,077
3.00%, 11/01/2053 (G)	27,443,000	21,984,416

Total U.S. Government Agency Obligations (Cost $85,725,143)		85,373,799

U.S. GOVERNMENT OBLIGATIONS - 11.2%
U.S. Treasury - 11.2%
U.S. Treasury Bonds
3.88%, 05/15/2043	13,000,000	10,855,000
4.38%, 08/15/2043	10,000,000	8,965,625
U.S. Treasury Notes
2.00%, 05/31/2024	10,000,000	9,800,781
2.38%, 04/30/2026	729,000	685,118
2.50%, 05/15/2024	10,000,000	9,841,406
3.38%, 05/15/2033	20,000,000	17,728,125
3.50%, 04/30/2028	10,000,000	9,466,016
3.63%, 03/31/2028	1,385,000	1,318,563
3.75%, 06/30/2030	342,000	319,717
3.88%, 12/31/2029 - 08/15/2033	1,352,000	1,269,801

Total U.S. Government Obligations (Cost $74,104,146)		70,250,152

	Shares	Value
COMMON STOCKS - 0.8%
Energy Equipment & Services - 0.8%
Hi-Crush, Inc. (I) (J) (K) (L)	78	4,974,840

Machinery - 0.0%
Ameriforge Group, Inc. (I) (J) (K) (L) (M)	2,679	0

Total Common Stocks (Cost $560,060)		4,974,840

PREFERRED STOCK - 0.2%
Banks - 0.2%
Customers Bancorp, Inc., 5.38%	79,110	1,476,984

Total Preferred Stock (Cost $1,977,750)		1,476,984

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
SHORT-TERM U.S. GOVERNMENT OBLIGATIONS - 13.7%
U.S. Treasury Bills
5.41% (N), 11/14/2023	$30,000,000	$ 29,942,584
5.43% (N), 11/21/2023 - 12/19/2023	56,200,000	55,891,966

Total Short-Term U.S. Government Obligations (Cost $85,834,237)		85,834,550

	Shares	Value
SHORT-TERM INVESTMENT COMPANY - 6.5%
Money Market Fund - 6.5%
State Street Institutional U.S. Government Money Market Fund, 5.30% (N)	40,565,522	40,565,522

Total Short-Term Investment Company (Cost $40,565,522)		40,565,522

	Shares	Value
OTHER INVESTMENT COMPANY - 1.2%
Securities Lending Collateral - 1.2%
State Street Navigator Securities Lending Trust - Government Money Market Portfolio, 5.40% (N)	7,275,995	$ 7,275,995

Total Other Investment Company (Cost $7,275,995)		7,275,995

Total Investments (Cost $673,513,472)		652,556,674
Net Other Assets (Liabilities) - (4.5)%		(28,248,231)

Net Assets - 100.0%		$624,308,443

FUTURES CONTRACTS:

Short Futures Contracts
Description	Number of Contracts	Expiration Date	Notional Amount	Value	Unrealized Appreciation	Unrealized Depreciation
German Euro BOBL	(50)	12/07/2023	$(6,165,954)	$(6,152,324)	$13,630	$—

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Date	Currency Purchased		Currency Sold		Unrealized Appreciation	Unrealized Depreciation
JPMS	11/16/2023	USD	22,625,000	EUR	20,065,935	$1,379,028	$—
JPMS	11/16/2023	EUR	21,547,780	USD	22,625,000	189,961	—
JPMS	12/20/2023	USD	17,178,108	JPY	2,505,000,000	506,460	—
JPMS	01/11/2024	USD	30,900,000	EUR	28,513,463	624,272	—
JPMS	01/11/2024	EUR	4,085,563	USD	4,300,000	38,070	—
SSB	11/02/2023	USD	200,000	EUR	189,298	—	(312)

Total						$2,737,791	$(312)

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

INVESTMENT VALUATION:

Valuation Inputs (O)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs (P)	Value
ASSETS
Investments
Asset-Backed Securities	$—	$61,198,195	$—	$61,198,195
Convertible Bond	—	625,800	—	625,800
Corporate Debt Securities	—	223,287,448	—	223,287,448
Foreign Government Obligations	—	39,391,530	—	39,391,530
Loan Assignments	—	32,301,859	—	32,301,859
U.S. Government Agency Obligations	—	85,373,799	—	85,373,799
U.S. Government Obligations	—	70,250,152	—	70,250,152
Common Stocks	—	—	4,974,840	4,974,840
Preferred Stock	1,476,984	—	—	1,476,984
Short-Term U.S. Government Obligations	—	85,834,550	—	85,834,550
Short-Term Investment Company	40,565,522	—	—	40,565,522
Other Investment Company	7,275,995	—	—	7,275,995

Total Investments	$49,318,501	$598,263,333	$4,974,840	$652,556,674

Other Financial Instruments
Futures Contracts (Q)	$13,630	$—	$—	$13,630
Forward Foreign Currency Contracts (Q)	—	2,737,791	—	2,737,791

Total Other Financial Instruments	$13,630	$2,737,791	$—	$2,751,421

LIABILITIES
Other Financial Instruments
Forward Foreign Currency Contracts (Q)	$—	$(312)	$—	$(312)

Total Other Financial Instruments	$—	$(312)	$—	$(312)

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Floating or variable rate securities. The rates disclosed are as of October 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated within the description. Variable rate securities with a floor or ceiling feature are disclosed at the inherent rate, where applicable. Certain variable rate securities are not based on a published reference rate and spread, but are determined by the issuer or agent and are based on current market conditions; these securities do not indicate a reference rate and spread in the description.
(B)	Securities are exempt from registration pursuant to Rule 144A of the Securities Act of 1933. Securities may be resold as transactions exempt from registration, normally to qualified institutional buyers. At October 31, 2023, the total value of 144A securities is $108,850,027, representing 17.4% of the Fund’s net assets.
(C)	Securities are exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Securities may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At October 31, 2023, the total value of Regulation S securities is $91,768,175, representing 14.7% of the Fund’s net assets.
(D)	Percentage rounds to less than 0.1% or (0.1)%.
(E)	All or a portion of the securities are on loan. The total value of all securities on loan is $7,359,034, collateralized by cash collateral of $7,275,995 and non-cash collateral, such as U.S. government securities and irrevocable letters of credit, of $233,280. The amount of securities on loan indicated may not correspond with the securities on loan identified because securities with pending sales are in the process of recall from the brokers.
(F)	Perpetual maturity. The date displayed is the next call date.
(G)	When-issued, delayed-delivery and/or forward commitment (including TBAs) securities. Securities to be settled and delivered after October 31, 2023. Securities may display a coupon rate of 0.00%, as the rate is to be determined at time of settlement.
(H)	All or a portion of the security represents unsettled loan commitments at October 31, 2023 where the rate will be determined at time of settlement.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

FOOTNOTES TO SCHEDULE OF INVESTMENTS (continued):

(I)	Restricted securities. At October 31, 2023, the value of such securities held by the Fund are as follows:

Investments	Description	Acquisition Date	Acquisition Cost	Value	Value as Percentage of Net Assets
Common Stocks	Hi-Crush, Inc.	10/08/2020 - 11/02/2021	$473,091	$4,974,840	0.8%

Common Stocks	Ameriforge Group, Inc.	04/20/2016 - 05/13/2016	91,268	0	0.0

Total			$564,359	$4,974,840	0.8%

(J)	Non-income producing securities.
(K)	Fair valued as determined in good faith in accordance with procedures established by the Board. At October 31, 2023, the total value of securities is $4,974,840, representing 0.8% of the Fund’s net assets.
(L)	Securities are Level 3 of the fair value hierarchy.
(M)	Security deemed worthless.
(N)	Rates disclosed reflect the yields at October 31, 2023.
(O)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.
(P)	Level 3 securities were not considered significant to the Fund.
(Q)	Derivative instruments are valued at unrealized appreciation (depreciation).

CURRENCY ABBREVIATIONS:

AUD	Australian Dollar
BRL	Brazilian Real
COP	Columbian Peso
EUR	Euro
HUF	Hungarian Forint
IDR	Indonesian Rupiah
JPY	Japanese Yen
MXN	Mexican Peso
PEN	Peruvian Sol
USD	United States Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

COUNTERPARTY ABBREVIATIONS:

JPMS	JPMorgan Securities LLC
SSB	State Street Bank & Trust Co.

PORTFOLIO ABBREVIATIONS:

BOBL	Bundesobligationen (German Federal Government Securities)
LIBOR	London Interbank Offered Rate
Prime Rate	Interest rate charged by banks to their most credit worthy customers
REIT	Real Estate Investment Trust
SOFR	Secured Overnight Financing Rate
TBA	To Be Announced
TBD	To Be Determined

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $673,513,472) (including securities loaned of $7,359,034)	$652,556,674
Cash collateral pledged at broker for:
Futures contracts	3,327,997
Foreign currency, at value (cost $2,953,068)	2,896,933
Receivables and other assets:
Investments sold	50,526,665
When-issued, delayed-delivery, forward and TBA commitments sold	3,405,243
Net income from securities lending	15,938
Shares of beneficial interest sold	64,069
Dividends	506,921
Interest	4,899,755
Variation margin receivable on futures contracts	43,774
Unrealized appreciation on forward foreign currency contracts	2,737,791
Total assets	720,981,760

Liabilities:
Cash collateral received upon return of:
Securities on loan	7,275,995
Payables and other liabilities:
Investments purchased	682,248
When-issued, delayed-delivery, forward and TBA commitments purchased	86,837,722
Shares of beneficial interest redeemed	142,266
Due to custodian	1,220,678
Investment management fees	389,553
Distribution and service fees	347
Transfer agent fees	8,195
Trustee and CCO fees	244
Audit and tax fees	53,034
Custody fees	40,780
Legal fees	9,378
Printing and shareholder reports fees	3,829
Registration fees	397
Other accrued expenses	8,339
Unrealized depreciation on forward foreign currency contracts	312
Total liabilities	96,673,317
Net assets	$624,308,443

Net assets consist of:
Paid-in capital	$735,717,520
Total distributable earnings (accumulated losses)	(111,409,077)
Net assets	$624,308,443

Net assets by class:
Class A	$1,485,904
Class I	37,166,164
Class I2	585,656,375
Shares outstanding (unlimited shares, no par value):
Class A	175,202
Class I	4,386,650
Class I2	69,484,296
Net asset value per share: (A)
Class A	$8.48
Class I	8.47
Class I2	8.43
Maximum offering price per share: (B)
Class A	$8.90

(A)	Net asset value per share for Class I and I2 shares represents offering price. The redemption price for Class A shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$1,925,957
Interest income	46,400,537
Net income from securities lending	243,529
Withholding taxes on foreign income	(25,369)
Total investment income	48,544,654

Expenses:
Investment management fees	5,547,782
Distribution and service fees:
Class A	4,737
Transfer agent fees:
Class A	1,374
Class I	48,349
Class I2	60,906
Trustee and CCO fees	35,027
Audit and tax fees	59,954
Custody fees	191,774
Legal fees	52,659
Printing and shareholder reports fees	32,298
Registration fees	39,252
Other	75,457
Total expenses before waiver and/or reimbursement and recapture	6,149,569
Expenses waived and/or reimbursed:
Class A	(19)
Class I	(1,029)
Class I2	(20,275)
Net expenses	6,128,246

Net investment income (loss)	42,416,408

Net realized gain (loss) on:
Investments	(39,023,624)
Futures contracts	(2,848,423)
Forward foreign currency contracts	1,961,026
Foreign currency transactions	(2,785,233)
Net realized gain (loss)	(42,696,254)

Net change in unrealized appreciation (depreciation) on:
Investments	16,270,221
Unfunded commitment	7,458
Futures contracts	2,152,667
Forward foreign currency contracts	2,737,479
Translation of assets and liabilities denominated in foreign currencies	122,923
Net change in unrealized appreciation (depreciation)	21,290,748
Net realized and change in unrealized gain (loss)	(21,405,506)
Net increase (decrease) in net assets resulting from operations	$21,010,902

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$42,416,408	$33,535,343
Net realized gain (loss)	(42,696,254)	(63,762,506)
Net change in unrealized appreciation (depreciation)	21,290,748	(66,860,336)
Net increase (decrease) in net assets resulting from operations	21,010,902	(97,087,499)

Dividends and/or distributions to shareholders:
Class A	(76,828)	(43,037)
Class I	(1,953,438)	(3,502,141)
Class I2	(35,865,878)	(77,303,425)
Return of capital:
Class A	(8,392)	(12,120)
Class I	(213,398)	(872,560)
Class I2	(3,918,076)	(15,855,076)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(42,036,010)	(97,588,359)

Capital share transactions:
Proceeds from shares sold:
Class A	1,265,418	1,048,079
Class I	13,822,140	51,455,713
Class I2	457,000,001	—
472,087,559	52,503,792
Dividends and/or distributions reinvested:
Class A	84,410	55,142
Class I	2,166,829	4,374,230
Class I2	39,783,954	93,158,501
42,035,193	97,587,873
Cost of shares redeemed:
Class A	(1,158,048)	(74,933)
Class I	(36,922,974)	(33,590,356)
Class I2	(545,582,099)	(450,000,010)
(583,663,121)	(483,665,299)
Net increase (decrease) in net assets resulting from capital share transactions	(69,540,369)	(333,573,634)
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	27	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	9,493	(B)
—	9,520
Net increase (decrease) in net assets	(90,565,477)	(528,239,972)

Net assets:
Beginning of year	714,873,920	1,243,113,892
End of year	$624,308,443	$714,873,920

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	144,550	112,547
Class I	1,579,781	5,476,529
Class I2	52,408,257	—
	54,132,588	5,589,076
Shares reinvested:
Class A	9,663	5,883
Class I	248,453	463,256
Class I2	4,587,852	9,817,100
	4,845,968	10,286,239
Shares redeemed:
Class A	(132,539)	(7,969)
Class I	(4,239,468)	(3,639,442)
Class I2	(63,629,249)	(50,467,305)
	(68,001,256)	(54,114,716)
Net increase (decrease) in shares outstanding:
Class A	21,674	110,461
Class I	(2,411,234)	2,300,343
Class I2	(6,633,140)	(40,650,205)
	(9,022,700)	(38,239,401)

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

FINANCIAL HIGHLIGHTS

For a share outstanding during the period and years indicated:	Class A
	October 31, 2023	October 31, 2022		October 31, 2021	October 31, 2020 (A)
Net asset value, beginning of period/year	$8.66	$10.27		$9.89	$9.82

Investment operations:
Net investment income (loss) (B)	0.40	0.27		0.32	0.02
Net realized and unrealized gain (loss)	(0.18)	(1.10)		0.38	0.08
Total investment operations	0.22	(0.83)		0.70	0.10
Contributions from affiliate	—	0.00	(C)(D)	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.36)	(0.18)		(0.32)	(0.02)
Net realized gains	—	(0.47)		—	—
Return of capital	(0.04)	(0.13)		—	(0.01)
Total dividends and/or distributions to shareholders	(0.40)	(0.78)		(0.32)	(0.03)

Net asset value, end of period/year	$8.48	$8.66		$10.27	$9.89
Total return	2.46%	(8.84	)%(D)	7.12%	0.98	%(E)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$1,486	$1,329		$442	$10
Expenses to average net assets (F)
Excluding waiver and/or reimbursement and recapture	1.03%	1.04%		1.08%	0.94	%(G)
Including waiver and/or reimbursement and recapture	1.02%	1.04	%(H)	1.05%	0.93	%(G)
Net investment income (loss) to average net assets	4.53%	2.94%		3.07%	2.25	%(G)
Portfolio turnover rate	136%	8%		70%	126%

(A)	Commenced operations on October 1, 2020.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Not annualized.
(F)	Does not include expenses of the underlying investments in which the Fund invests.
(G)	Annualized.
(H)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class I
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020		October 31, 2019
Net asset value, beginning of year	$8.64		$10.28		$9.89	$9.85		$9.85

Investment operations:
Net investment income (loss) (A)	0.42		0.29		0.34	0.28		0.41
Net realized and unrealized gain (loss)	(0.18)		(1.11)		0.39	0.08		0.00	(B)(C)
Total investment operations	0.24		(0.82)		0.73	0.36		0.41
Contributions from affiliate	—		0.00	(B)(D)	—	—		—

Dividends and/or distributions to shareholders:
Net investment income	(0.37)		(0.21)		(0.34)	(0.27)		(0.36)
Net realized gains	—		(0.47)		—	—		—
Return of capital	(0.04)		(0.14)		—	(0.05)		(0.05)
Total dividends and/or distributions to shareholders	(0.41)		(0.82)		(0.34)	(0.32)		(0.41)

Net asset value, end of year	$8.47		$8.64		$10.28	$9.89		$9.85
Total return	2.91%		(8.65	)%(D)	7.46%	3.83%		4.23%

Ratio and supplemental data:
Net assets end of year (000’s)	$37,166		$58,753		$46,222	$757		$869
Expenses to average net assets (E)
Excluding waiver and/or reimbursement and recapture	0.81%		0.80%		0.79%	0.80%		0.83%
Including waiver and/or reimbursement and recapture	0.81	%(F)	0.80	%(F)	0.78%	0.80	%(F)	0.83	%(F)
Net investment income (loss) to average net assets	4.77%		3.13%		3.28%	2.91%		4.22%
Portfolio turnover rate	136%		8%		70%	126%		87%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(D)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(E)	Does not include expenses of the underlying investments in which the Fund invests.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:	Class I2
	October 31, 2023		October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$8.60		$10.25	$9.87	$9.83	$9.81

Investment operations:
Net investment income (loss) (A)	0.43		0.30	0.35	0.30	0.42
Net realized and unrealized gain (loss)	(0.18)		(1.12)	0.38	0.07	0.02	(B)
Total investment operations	0.25		(0.82)	0.73	0.37	0.44
Contributions from affiliate	—		—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	(0.38)		(0.21)	(0.35)	(0.27)	(0.37)
Net realized gains	—		(0.47)	—	—	—
Return of capital	(0.04)		(0.15)	—	(0.06)	(0.05)
Total dividends and/or distributions to shareholders	(0.42)		(0.83)	(0.35)	(0.33)	(0.42)

Net asset value, end of year	$8.43		$8.60	$10.25	$9.87	$9.83
Total return	3.01%		(8.69)%	7.47%	3.93%	4.54%

Ratio and supplemental data:
Net assets end of year (000’s)	$585,656		$654,792	$1,196,450	$1,588,098	$993,309
Expenses to average net assets (C)
Excluding waiver and/or reimbursement and recapture	0.71%		0.71%	0.70%	0.70%	0.73%
Including waiver and/or reimbursement and recapture	0.71	%(D)	0.70%	0.69%	0.69%	0.73	%(D)
Net investment income (loss) to average net assets	4.94%		3.21%	3.42%	3.12%	4.25%
Portfolio turnover rate	136%		8%	70%	126%	87%

(A)	Calculated based on average number of shares outstanding.
(B)	The amount of net realized and unrealized gain/(loss) per share does not correspond with the amounts reported within the Statements of Changes due to the timing of purchases and redemptions of Fund shares and fluctuating market values during the period.
(C)	Does not include expenses of the underlying investments in which the Fund invests.
(D)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica Unconstrained Bond (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers three classes of shares, Class A, Class I and Class I2.

Each class has a public offering price that reflects different sales charges, if any, and expense levels.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023, (i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Foreign currency denominated investments: The accounting records of the Fund are maintained in U.S. dollars. Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the closing exchange rate each day. The cost of foreign securities purchased and any realized gains or losses are translated at the prevailing exchange rates in effect on the date of the respective transaction. The Fund combines fluctuations from currency exchange rates and fluctuations in value when computing net realized and unrealized gains or losses from investments.

Net foreign currency gains and losses resulting from changes in exchange rates include, foreign currency fluctuations between trade date and settlement date of investment security transactions, gains and losses on forward foreign currency contracts, and the difference between the receivable amounts of interest and dividends recorded in the accounting records in U.S. dollars and the amounts actually received.

Foreign currency denominated assets may involve risks not typically associated with domestic transactions. These risks include revaluation of currencies, adverse fluctuations in foreign currency values, and possible adverse political, social, and economic developments, including those particular to a specific industry, country or region.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Foreign taxes: The Fund may be subject to taxes imposed by the countries in which it invests, with respect to its investments in issuers existing or operating in such countries. The Fund may also be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund accrues such taxes and recoveries as applicable when the related income or capital gains are earned or unrealized, and based upon the current interpretation of tax rules and regulations that exist in the markets in which the Fund invests. Some countries require governmental approval for the repatriation of investment income, capital, or the proceeds of sales earned by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions of foreign capital remittances abroad.

Cash overdraft: The Fund may have cash overdraft balances. A fee is incurred on these overdrafts, calculated by multiplying the overdraft by a rate based on the Federal Funds Rate.

Payables, if any, are reflected as Due to custodian within the Statement of Assets and Liabilities. Expenses, if any, from U.S. cash overdrafts are reflected in Custody fees within the Statement of Operations. Expenses, if any, from foreign cash overdrafts are reflected in Other expenses within the Statement of Operations.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

There were no commissions recaptured during the year ended October 31, 2023 by the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments and derivative instruments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Asset-backed securities: The fair value of asset-backed securities is estimated based on models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield, and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

Convertible bonds: The fair value of convertible bonds is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, broker price quotations (where observable), and models incorporating benchmark curves, underlying stock data, and foreign exchange rates. While most convertible bonds are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Corporate debt securities: The fair value of corporate debt securities is estimated using various techniques, which consider recently executed transactions in securities of the issuer or comparable issuers, market price quotations (where observable), bond spreads, fundamental data relating to the issuer, and credit default swap spreads adjusted for any basis difference between cash and derivative

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

instruments. While most corporate debt securities are categorized in Level 2 of the fair value hierarchy, in instances where lower relative weight is placed on transaction prices, quotations, or similar observable inputs, they are categorized in Level 3.

Foreign government obligations: Foreign government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. Foreign government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Loan assignments: Loan assignments are normally valued using an income approach, which projects future cash flows and converts those future cash flows to a present value using a discount rate. The resulting present value reflects the likely fair value of the loan. To the extent the inputs are observable and timely, the values would generally be categorized in Level 2 of the fair value hierarchy; otherwise are categorized in Level 3.

U.S. government agency obligations: U.S. government agency obligations are comprised of two main categories consisting of agency issued debt and mortgage pass-throughs. Generally, agency issued debt securities are valued in a manner similar to U.S. government obligations. Mortgage pass-throughs include to be announced (“TBA”) securities and mortgage pass-through certificates. Generally, TBA securities and mortgage pass-throughs are valued using dealer quotations. Depending on market activity levels and whether quotations or other observable data are used, these securities are typically categorized in Level 2 of the fair value hierarchy; otherwise they would be categorized in Level 3.

U.S. government obligations: U.S. government obligations are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued by principally using dealer quotations. U.S. government obligations generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Short-term notes: The Fund normally values short-term government and U.S. government agency securities using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers and reference data. Certain securities are valued by principally using dealer quotations. Short-term government and U.S. government agency securities generally are categorized in Level 2 of the fair value hierarchy, or Level 3 if inputs are unobservable.

Investment companies: Certain investment companies are valued at the NAV as the practical expedient. These investment companies are not included within the fair value hierarchy. Certain other investment companies are valued at the actively traded NAV and no valuation adjustments are applied. These investment companies are categorized in Level 1 of the fair value hierarchy.

Securities lending collateral: Securities lending collateral is invested in a money market fund which is valued at the actively traded NAV and no valuation adjustments are applied. Securities lending collateral is categorized in Level 1 of the fair value hierarchy.

Restricted securities: Restricted securities for which quotations are not readily available are valued at fair value. Restricted securities issued by publicly traded companies are generally valued at a discount to similar publicly traded securities. Restricted securities issued by nonpublic entities may be valued by reference to comparable public entities and/or fundamental data relating to the issuer. Depending on the relative significance of observable valuation inputs, these instruments may be classified in either Level 2 or Level 3 of the fair value hierarchy.

Derivative instruments: Centrally cleared or listed derivatives that are actively traded are valued based on quoted prices from the exchange and are categorized in Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) derivative contracts include forward, swap, swaption, and option contracts related to interest rates, foreign currencies, credit standing of reference entities, equity prices, or commodity prices. Depending on the product and the terms of the transaction, the fair value of the OTC derivative products are modeled taking into account the counterparties’ creditworthiness and using a series of techniques, including simulation models. Many pricing models do not entail material subjectivity because the methodologies employed do not necessitate significant judgments and the pricing inputs are observed from actively quoted markets, as is the case of interest rate swap and option contracts. The majority of OTC derivative products valued by the Fund using pricing models fall into this category and are categorized within Level 2 of the fair value hierarchy or Level 3 if inputs are unobservable.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS

Loan participations and assignments: The Fund may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers, either in the form of participations at the time the loan is originated (“Participations”) or buying an interest in the loan in the secondary market from a financial institution or institutional investor (“Assignments”). Participations and Assignments in commercial loans may be secured or unsecured. These investments may include standby financing commitments, including revolving credit facilities that obligate the Fund to supply additional cash to the borrowers on demand. Loan Participations and Assignments involve risks of insolvency of the lending banks or other financial intermediaries. As such, the Fund assumes the credit risks associated with the corporate borrowers and may assume the credit risks associated with the interposed banks or other financial intermediaries.

The Fund, based on its ability to invest in Loan Participations and Assignments, may be contractually obligated to receive approval from the agent banks and/or borrowers prior to the sale of these investments. The Fund that participates in such syndications, or that can buy a portion of the loans, become part lenders. Loans are often administered by agent banks acting as agents for all holders.

The agent banks administer the terms of the loans, as specified in the loan agreements. In addition, the agent banks are normally responsible for the collection of principal and interest payments from the corporate borrowers and the apportionment of these payments to the credit of all institutions that are parties to the loan agreements. Unless the Fund has direct recourse against the corporate borrowers under the terms of the loans or other indebtedness, the Fund may have to rely on the agent banks or other financial intermediaries to apply appropriate credit remedies against corporate borrowers.

The Fund held no unfunded loan participations at October 31, 2023. Open funded loan participations and assignments at October 31, 2023, if any, are included within the Schedule of Investments.

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

REITs held at October 31, 2023, if any, are identified within the Schedule of Investments.

Restricted securities: The Fund may invest in unregulated restricted securities. Restricted securities are subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933.

Restricted securities held at October 31, 2023, if any, are identified within the Schedule of Investments.

When-issued, delayed-delivery, forward, and to be announced (“TBA”) commitment transactions: The Fund may purchase or sell securities on a when-issued, delayed-delivery, forward and TBA commitment basis. When-issued and forward commitment transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Fund engages in when-issued and forward commitment transactions to obtain an advantageous price and yield at the time of the transaction. The Fund engages in when-issued and forward commitment transactions for the purpose of acquiring securities, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, the Fund may be required to pay more at settlement than the security is worth. In addition, the Fund is not entitled to any of the interest earned prior to settlement.

Delayed-delivery transactions involve a commitment by the Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, the Fund will segregate with its custodian either cash, U.S. government securities, or other liquid assets at least equal to the value or purchase commitments until payment is made. When purchasing a security on a delayed-delivery basis, the Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. These transactions also involve a risk to the Fund if the other party to the transaction defaults on its obligation to make payment or delivery, and the Fund is delayed or prevented from completing the transaction. The Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain or loss. When the Fund sells a security on a delayed-delivery basis, the Fund does not participate in future gains and losses on the security.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

4. SECURITIES AND OTHER INVESTMENTS (continued)

TBA commitments are entered into to purchase or sell securities for a fixed price at a future date, typically not to exceed 45 days. TBAs are considered securities in themselves, and involve a risk of loss if the value of the security to be purchased declines, or the value of the security sold increases, prior to settlement date, in addition to the risk of decline in the value of a Fund’s other assets. Unsettled TBA commitments are valued at the current value of the underlying securities. TBA collateral requirements are typically calculated by netting the mark-to-market amount for each transaction and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately in the Statement of Assets and Liabilities as Cash collateral pledged at broker for TBA commitments or Cash collateral at broker for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is disclosed within the Schedule of Investments. Typically, a Fund is permitted to sell, re-pledge or use the collateral it receives; however, the counterparty is not permitted. To the extent amounts due to a Fund are not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

When-issued, delayed-delivery, forward and TBA commitment transactions held at October 31, 2023, if any, are identified within the Schedule of Investments. Open trades, if any, are reflected as When-issued, delayed-delivery, forward and TBA commitments purchased or sold within the Statement of Assets and Liabilities.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust—Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

The following table reflects a breakdown of transactions accounted for as secured borrowings, the gross obligation by the type, and the remaining contractual maturity of those transactions as of October 31, 2023.

	Remaining Contractual Maturity of the Agreements
	Overnight and Continuous	Less Than 30 Days	Between 30 & 90 Days	Greater Than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$7,275,995	$—	$—	$—	$7,275,995
Total Borrowings	$7,275,995	$—	$—	$—	$7,275,995

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS

The Fund’s investment strategies allow the Fund to use various types of derivative contracts, including option contracts, swap agreements, futures contracts, and forward foreign currency contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or OTC.

Market Risk Factors: In pursuit of the Fund’s investment strategies, the Fund may seek to use derivatives to increase or decrease its exposure to certain market risks, including:

Interest rate risk: Interest rate risk relates to the fluctuations in the value of fixed income securities due to changes in the prevailing levels of market interest rates.

Foreign exchange rate risk: Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in the currency exchange rates.

Equity risk: Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Credit risk: Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.

Commodity risk: Commodity risk relates to the change in value of commodities or commodity indices as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to sell or close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligations to the Fund. Investing in derivatives may also involve greater risks than investing directly in the underlying assets, such as losses in excess of any initial investment and collateral received. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

The Fund’s exposure to market risk factors and certain other associated risks are summarized by derivative type as follows:

Futures contracts: The Fund is subject to equity and commodity risk, interest rate risk, and foreign exchange rate risk in the normal course of pursuing its investment objective. The Fund uses futures contracts to gain exposure to, or hedge against, changes in the value of equities and commodities, interest rates, or foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. Upon entering into such contracts, the Fund is required to deposit with the broker, either in cash or in securities, an initial margin in an amount equal to a certain percentage of the contract amount. Subsequent payments (variation margin) are paid or received by the Fund, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. Upon entering into such contracts, the Fund bears the risk of equity and commodity prices, interest rates, or exchange rates moving unexpectedly, in which case, the Fund may not achieve the anticipated benefits of the futures contracts and may realize losses. With futures, there is minimal counterparty credit risk to the Fund since futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees the futures against default. Futures contracts are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Open futures contracts at October 31, 2023 are listed within the Schedule of Investments. Variation margin, if applicable, is shown in Variation margin receivable or payable on futures contracts within the Statement of Assets and Liabilities.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

Forward foreign currency contracts: The Fund is subject to foreign exchange rate risk exposure in the normal course of pursuing its investment objective. The Fund may enter into forward foreign currency contracts to hedge against exchange rate risk arising from investments in securities denominated in foreign currencies. Forward foreign currency contracts are marked-to-market daily, with the change in value recorded as an unrealized gain or loss and is shown in Unrealized appreciation (depreciation) on forward foreign currency contracts within the Statement of Assets and Liabilities. When the contracts are settled, a realized gain or loss is incurred and is shown in Net realized gain (loss) on forward foreign currency contracts within the Statement of Operations. Risks may arise from changes in market value of the underlying currencies and from the possible inability of counterparties to meet the terms of their contracts. Forward foreign currency contracts are traded in the OTC inter-bank currency dealer market.

Open forward foreign currency contracts at October 31, 2023 are listed within the Schedule of Investments.

The following is a summary of the location and the Fund’s fair values of derivative investments disclosed within the Statement of Assets and Liabilities, categorized by primary market risk exposure as of October 31, 2023.

Asset Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts:
Total distributable earnings (accumulated losses) (A) (B)	$13,630	$—	$—	$—	$—	$13,630
Forward foreign currency contracts:
Unrealized appreciation on forward foreign currency contracts	—	2,737,791	—	—	—	2,737,791
Total	$13,630	$2,737,791	$—	$—	$—	$2,751,421

Liability Derivatives
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Forward foreign currency contracts:
Unrealized depreciation on forward foreign currency contracts	$—	$(312)	$—	$—	$—	$(312)
Total	$—	$(312)	$—	$—	$—	$(312)

(A)	May include exchange-traded derivatives which are not subject to a master netting arrangement, or another similar arrangement.
(B)	Included within unrealized appreciation (depreciation) on futures contracts as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following is a summary of the location and the effect of derivative investments within the Statement of Operations, categorized by primary market risk exposure as of October 31, 2023.

Realized Gain (Loss) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$(2,848,423)	$—	$—	$—	$—	$(2,848,423)
Forward foreign currency contracts	—	1,961,026	—	—	—	1,961,026
Total	$(2,848,423)	$1,961,026	$—	$—	$—	$(887,397)

Net Change in Unrealized Appreciation (Depreciation) on Derivative Instruments
Location	Interest Rate Contracts	Foreign Exchange Contracts	Equity Contracts	Credit Contracts	Commodity Contracts	Total
Futures contracts	$2,152,667	$—	$—	$—	$—	$2,152,667
Forward foreign currency contracts	—	2,737,479	—	—	—	2,737,479
Total	$2,152,667	$2,737,479	$—	$—	$—	$4,890,146

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

The following is a summary of the ending monthly average volume on derivative activity during the year ended October 31, 2023.

Futures contracts:
Average notional value of contracts – long	$38,202,967
Average notional value of contracts – short	(7,489,824)
Forward foreign currency exchange contracts:
Average contract amounts purchased – in USD	17,705,926
Average contract amounts sold – in USD	46,207,369

The Fund typically enters into International Swaps and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”) or similar master agreements (collectively, “Master Agreements”) with its contract counterparties for certain OTC derivatives in order to, among other things, reduce credit risk to counterparties.

ISDA Master Agreements include provisions for general obligations, representations, collateral and events of default or termination. Under an ISDA Master Agreement, the Fund typically may offset with the counterparty certain OTC derivative financial instruments payables and/or receivables with collateral held and/or posted and create one single net payment (close-out netting) in the event of default, termination and/or potential deterioration in the credit quality of the counterparty.

Various Master Agreements govern the terms of certain transactions with counterparties and typically attempt to reduce the counterparty risk associated with such transactions by specifying credit protection mechanisms and providing standardization that improves legal certainty. Cross-termination provisions under Master Agreements typically provide that a default in connection with one transaction between the Fund and a counterparty gives the non-defaulting party the right to terminate any other transactions in place with the defaulting party to create one single net payment due to/due from the defaulting party and may be a feature in certain Master Agreements. In the event the Fund exercises its right to terminate a Master Agreement after a counterparty experiences a termination event as defined in the Master Agreement, the return of collateral with market value in excess of the Fund’s net liability may be delayed or denied.

Collateral requirements: Collateral or margin requirements are set by the broker or exchange clearing house for exchange-traded derivatives (futures contracts, exchange-traded options, and exchange-traded swap agreements) while collateral terms are contract specific for OTC derivatives (forward foreign currency exchange contracts, OTC options, and OTC swap agreements). For OTC derivatives, under standard derivatives agreements, the Fund may be required to pledge collateral on derivatives to a counterparty if the Fund is in a net liability position, and receive collateral if in a net positive position. For financial reporting purposes, cash collateral that has been pledged by the Fund to cover obligations, if any, is reported in Cash collateral at broker within the Statement of Assets and Liabilities. Cash collateral that has been received by the Fund from a counterparty, if any, is reported separately in Cash collateral pledged at custodian and/or broker within the Statement of Assets and Liabilities. Non-cash collateral pledged to the Fund, if any, is disclosed within the Schedule of Investments.

Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold before a transfer has been made. Typically a counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The Fund generally does not use non-cash collateral that it receives but may, absent default or certain other circumstances, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty.

To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Additionally, to the extent the Fund has delivered collateral to a counterparty, the Fund bears the risk of loss from a counterparty in the event the counterparty fails to return such collateral. Counterparties may immediately terminate derivatives contracts if the Fund fails to maintain sufficient asset coverage for its contracts or its net assets decline by stated percentages. Collateral may not be required for all derivative contracts.

The following is a summary of the Fund’s OTC derivative assets and liabilities by counterparty net of amounts available for offset under a master netting agreement and net of the related collateral received/pledged by the Fund as of October 31, 2023. For financial reporting purposes, the Fund does not offset assets and liabilities that are subject to a master netting agreement or similar arrangement

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK EXPOSURES AND THE USE OF DERIVATIVE INSTRUMENTS (continued)

on the Statement of Assets and Liabilities. See the Repurchase agreement section within the notes for offsetting and collateral information pertaining to repurchase agreements that are subject to master netting agreements.

	Gross Amounts of Assets Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities		Net Receivable	Gross Amounts of Liabilities Presented within Statement of Assets and Liabilities (A)	Gross Amounts Not Offset within Statement of Assets and Liabilities
Counterparty		Financial Instruments	Collateral Received (B)			Financial Instruments	Collateral Pledged (B)	Net Payable
	Assets				Liabilities
JPMorgan Securities LLC	$2,737,791	$—	$—	$2,737,791	$—	$—	$—	$—
State Street Bank & Trust Co.	—	—	—	—	312	—	—	312
Other Derivatives (C)	13,630	—	—	13,630	—	—	—	—

Total	$2,751,421	$—	$—	$2,751,421	$312	$—	$—	$312

(A)	Absent an event of default or early termination, OTC derivative assets and liabilities are presented gross and not offset within the Statement of Assets and Liabilities.
(B)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.
(C)	Other Derivatives, which includes future contracts, exchange-traded options, exchange-traded swap agreements and occasionally forward positions, that are not subject to a master netting arrangement or another similar arrangement. The amount presented is intended to permit reconciliation to the amount presented within the Schedule of Investments.

7. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Credit risk: If an issuer or other obligor (such as a party providing insurance or other credit enhancement) of a security held by the Fund or a counterparty to a financial contract with the Fund is unable or unwilling to meet its financial obligations, or is downgraded or perceived to be less creditworthy (whether by market participants or otherwise), or if the value of any underlying assets declines, the value of your investment will typically decline. A decline may be rapid and/or significant, particularly in certain market environments. In addition, the Fund may incur costs and may be hindered or delayed in enforcing its rights against an issuer, obligor or counterparty.

Interest rate risk: The value of fixed-income securities generally goes down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Changes in interest rates also may affect the liquidity of the Fund’s investments. A general rise in interest rates may cause investors to sell fixed-income securities on a large scale, which could adversely affect the price and liquidity of fixed-income securities generally and could also result in increased redemptions from the Fund. Increased redemptions could cause the Fund to sell securities at inopportune times or depressed prices and result in further losses.

LIBOR risk: Many financial instruments, financings or other transactions to which the Fund may be a party use or may use a floating rate based on the London Interbank Offered Rate (“LIBOR”). The UK Financial Conduct Authority and LIBOR’s administrator

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. RISK FACTORS (continued)

announced that the use of LIBOR will be phased out; most LIBOR rates are no longer published as of the end of 2021 and a majority of U.S. dollar LIBOR rates will no longer be published after June 30, 2023. It is possible that a subset of LIBOR rates may be published after these dates on a “synthetic” basis, but any such publications would be considered non-representative of the underlying market. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund, issuers of instruments in which the Fund invests, and financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

Real estate investment trusts (“REITs”) risk: Investing in real estate investment trusts (“REITs”) involves unique risks. When the Fund invests in REITs, it is subject to risks generally associated with investing in real estate. A REIT’s performance depends on the types and locations of the properties it owns, how well it manages those properties and cash flow. REITs may have limited financial resources, may trade less frequently and in limited volume, may engage in dilutive offerings, and may be subject to more abrupt or erratic price movements than the overall securities markets. In addition to its own expenses, the Fund will indirectly bear its proportionate share of any management and other expenses paid by REITs in which it invests. U.S. REITs are subject to a number of highly technical tax-related rules and requirements; and a U.S. REIT’s failure to qualify for the favorable U.S. federal income tax treatment generally available to U.S. REITs could result in corporate-level taxation, significantly reducing the return on an investment to the Fund.

8. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 585,663,750	93.81%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.65%
Over $500 million up to $1 billion	0.64
Over $1 billion up to $2 billion	0.62
Over $2 billion	0.61

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.09%	March 1, 2024
Class I	0.85	March 1, 2024
Class I2	0.75	March 1, 2024
Prior to March 1, 2023
Class A	1.20
Class I	0.95
Class I2	0.85

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%

(A)	12b-1 fees are not applicable for Class I and Class I2.

On three occasions during the year ended October 31, 2022, TCI, the Fund’s distributor/principal underwriter, returned to Class A certain 12b-1 fees retained by TCI during the period of April 1, 2020 to October 31, 2021. These amounts are reflected as a “Contributions from affiliate, Transamerica Capital, Inc.” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$4,477	$—

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

8. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

On April 18, 2022, TFS, the Fund’s transfer agent, returned to Class I of the Fund certain sub-transfer agency fees retained by TFS during the period of October 1, 2016 to December 31, 2021, plus an interest component. These amounts are reflected as a “Contributions from affiliate” within the Fund’s Statement of Changes in Net Assets and Financial Highlights in this shareholder report.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 109,587	$ 8,046

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

9. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 582,186,512	$ 247,156,027	$ 491,608,422	$ 422,792,919

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales, defaulted bonds, premium amortization adjustments, forward contracts mark-to-market and futures contracts mark-to-market. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. These permanent differences are primarily due to a prior year return of capital true-up. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (235,091)	$ 235,091

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

10. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 675,008,293	$ 6,136,091	$ (28,587,710)	$ (22,451,619)

As of October 31, 2023, the capital loss carryforwards available to offset future realized capital gains are as follows:

Unlimited
Short-Term	Long-Term
$ 68,071,877	$ 20,786,072

During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ 37,896,144	$ —	$ —	$ 4,139,866	$ 54,812,923	$ —	$ 26,035,680	$ 16,739,756

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ —	$ (88,857,949)	$ —	$ (21,264)	$ (22,529,864)

11. NEW ACCOUNTING PRONOUNCEMENTS

In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

In December 2022, FASB issued Accounting Standards Update No. 2022-06 (“ASU 2022-06”), “Reference Rate Reform (Topic 848)”. ASU 2022-06 is an update of ASU 2020-04, which is in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of LIBOR, regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation. ASU 2020-04 provides optional guidance for a limited period of time to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts, hedging relationships, and other transactions that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. The ASU 2022-06 update clarifies that certain optional expedients and exceptions in Topic 848 for contract modifications and hedge accounting apply to derivatives that are affected by the discounting transition. The amendments in this update are effective immediately through December 31, 2024 for all entities. Management does not expect ASU 2022-06 to have a material impact on the Fund’s financial statements.

12. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica Unconstrained Bond

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica Unconstrained Bond (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For dividends paid during the year ended October 31, 2023, the Fund designated $1,819,653 of qualified dividend income.

For corporate shareholders, 5% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends received deductions.

For tax purposes, the Fund has made no long-term capital gain designations for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica Unconstrained Bond (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and PineBridge Investments LLC (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and (ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 3- and 5-year periods and in line with the median for its peer universe for the past 1-year period. The Board also noted that the performance of Class I Shares of the Fund was above its benchmark for the past 3- and 5-year periods and below its benchmark for the past 1-year period.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee was in line with the medians for its peer group and peer universe and that the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica Unconstrained Bond

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 UC B 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Transamerica Capital, Inc.

TRANSAMERICA FUNDS

ANNUAL REPORT

October 31, 2023

Transamerica US Growth

Customer Service: 888-233-4339

1801 California St., Suite 5200

Denver, CO 80202

transamerica.com

Dear Shareholder,

On behalf of Transamerica Funds, we would like to thank you for your continued support and confidence in our products as we look forward to continuing to serve you and your financial professional in the future. We value the trust you have placed in us.

This annual report is provided to you to show the investments of your Fund during the fiscal year. The Securities and Exchange Commission requires that annual and semi-annual reports be made available to all shareholders, and we believe it to be an important part of the investment process. This report provides detailed information about your Fund for the 12-month period ended October 31, 2023.

We believe it is important to understand market conditions over the last fiscal year to provide a context for reading this report. The period began on November 1, 2022, as U.S. stocks were just starting to recover from a 25% drawdown on the S&P 500® Index incurred between early January and mid-October 2022. The fixed income markets were also experiencing a historically difficult year as inflation had reached a multi-decade high, and in response the U.S. Federal Reserve (“Fed”) was in the midst of its most aggressive rate hike cycle in more than forty years. In addition, market angst was also building in regard to fears of recession and declining corporate earnings in the year ahead.

In the months to follow, stocks recovered as inflation established a downward trend and the Fed moderated its pace of rate hikes. Markets also reacted favorably to resilience in the economy as seen by both strong employment and consumer spending trends as well as stable corporate earnings growth. Against this backdrop, prospects of a non-recessionary soft-landing scenario encouraged investors during the early months of 2023.

In March 2023, markets were rattled when two prominent regional banks, Silicon Valley Bank and Signature Bank went into government receivership due to balance sheet shortfalls and corresponding depositor withdrawals. The Fed, Treasury Department and Federal Deposit Insurance Corporation quickly responded with immediate action, guaranteeing deposits and putting forth the Bank Term Funding Program to provide liquidity for lending institutions thereby averting a widespread crisis. Then in May 2023, a looming government shutdown and upcoming debt ceiling expiration threatened payments on U.S. Government obligations for the first time in our nation’s history; however, an agreement was ultimately reached by the White House and Congress in the final days before the closely watched deadline. In both cases markets experienced volatility but continued moving higher.

In June 2023, the Fed paused raising rates for the first time in more than a year and markets responded favorably into the summer months. By August 2023, longer term interest rates began rising materially in response to continuing Treasury bond issuance and a flattening of the yield curve which had been inverted since the previous October. As a result, the 10-year U.S. Treasury yield reached a closing level of 4.98% on October 19, sending longer term bond prices to their lowest points of the year.

By the end of October 2023, equity markets began to sense the Fed was close to fully completing its tightening cycle and that the risk of a severe recession in the months ahead had mitigated. Inflation continued to decline as seen in the October Consumer Price Index reading of less than 4%, further comforting investors and allowing the equity markets to finish the period with gains.

For the one-year period ended October 31, 2023, the S&P 500® Index returned 10.14% while the MSCI EAFE Index, representing international developed market equities, returned 15.01%. During the same period, the Bloomberg US Aggregate Bond Index returned 0.36%. Please keep in mind that it is important to maintain a diversified portfolio as investment returns have historically been difficult to predict.

In addition to your active involvement in the investment process, we firmly believe that a financial professional is a key resource to help you build a complete picture of your current and future financial needs. Financial professionals are familiar with the market’s history, including long-term returns and volatility of various asset classes. With your financial professional, you can develop an investment program that incorporates factors such as your goals, your investment timeline and your risk tolerance.

Please contact your financial professional if you have any questions about the contents of this report, and thanks again for the confidence you have placed in us.

Sincerely,

Marijn Smit

President & Chief Executive Officer

Transamerica Funds

Tom Wald, CFA

Chief Investment Officer

Transamerica Funds

Bloomberg US Aggregate Bond Index: Measures investment grade, U.S. dollar denominated, fixed-rate taxable bonds, including Treasuries, government-related and corporate securities, as well as both mortgage- and asset-backed securities.

MSCI EAFE Index: A free float-adjusted market capitalization index that is designed to measure the equity market performance of developed markets, excluding the U.S. and Canada.

S&P 500® Index: A market-capitalization weighted index of 500 large U.S. companies with common stock listed on the New York Stock Exchange or NASDAQ Stock Market.

The views expressed in this report reflect those of the portfolio managers only and may not necessarily represent the views of Transamerica Funds. These views are as of the date of this report and are subject to change based upon market conditions. These views should not be relied upon as investment advice and are not indicative of trading intent on behalf of Transamerica Funds.

Investing involves risk, including potential loss of principal. Any information in the report regarding market or economic trends or the factors influencing a Transamerica Fund’s historical or future performance are statements of opinion as of the date of this report. The past performance data presented represents past performance and does not guarantee future performance or results. Indexes are unmanaged and it is not possible to invest directly in an index.

Transamerica US Growth

(unaudited)

MARKET ENVIRONMENT

U.S. equities, as measured by the S&P 500® Index, rose over the twelve-month period ended October 31, 2023. Greater optimism that the U.S. Federal Reserve (“Fed”) would begin to scale back its aggressive pace of interest rate hikes, along with outsized short covering and hedging, helped to fuel a sharp rebound in stocks in November 2022 before risk sentiment waned in December 2022 amid recession fears, macroeconomic headwinds, and downside earnings risks in the coming quarters.

U.S. equities surged higher in the first quarter of 2023. The collapse of two U.S. regional banks prompted swift policy actions by federal regulators, which helped stabilize liquidity and stem the potential for broader contagion. The turmoil generated more uncertainty about the U.S. economic outlook, as investors grappled to assess the impact of tightening credit conditions and the path of interest rates and inflation. As the period went on, a narrow group of mega-cap technology companies rallied as they benefited from investor optimism about their earnings potential and growth prospects and exuberance surrounding generative artificial intelligence. Markedly stronger-than-forecast first-quarter corporate earnings and improving earnings prospects bolstered market sentiment.

During the second and third quarters of 2023, U.S. equities were pressured by surging U.S. Treasury yields amid firming views that the Fed would keep interest rates elevated for a prolonged period. Even as household budgets were strained by tightening credit conditions and lofty prices, markets dialed back the probability of recession as cooling inflation, a solid job market, and resilient consumer spending increased the potential that the U.S. economy could achieve a “soft landing.”

Returns varied by market-cap, as large-cap stocks, as measured by the S&P 500® Index outperformed small-cap and mid-cap stocks, as measured by the Russell 2000® Index and S&P MidCap 400® Index, respectively.

PERFORMANCE

For the year ended October 31, 2023, Transamerica US Growth (Class A) returned 18.09%, excluding any sales charges. By comparison, its benchmark, the Russell 1000® Growth Index, returned 18.95%.

STRATEGY REVIEW

Wellington Management Company LLP implements a disciplined portfolio construction process that allows us to assess risk, weight individual positions accordingly, and in the process, build a portfolio that seeks to generate benchmark-relative outperformance largely via stock selection.

The Fund underperformed its benchmark, the Russell 1000® Growth Index, during the fiscal year ended October 31, 2023.

During the period, strong stock selection within consumer discretionary, health care, and financials were the primary contributors to performance. This was partially offset by weak selection in communication services, industrials, and consumer staples. Sector allocation, a result of our bottom-up stock selection process, detracted from relative performance. The Fund’s underweight allocations to information technology and communication services and overweight to financials detracted from relative performance the most. This was partially offset by underweight allocations to consumer staples, energy, and real estate, which contributed to relative performance.

The Fund’s largest relative contributors during the period included overweight positions in Seagen Inc. (no longer held in the Fund), a U.S. based biotechnology company, Jabil, Inc., a manufacturing services and solutions company, and Advanced Micro Devices, Inc., an American semiconductor company.

The Fund’s largest relative detractors during the period included overweights in ZoomInfo Technologies, Inc., a software and data company, and Estee Lauder Cos., Inc., a cosmetics company, and an underweight in Broadcom, Inc., a global technology company.

Douglas McLane, CFA

Mammen Chally, CFA

David Siegle, CFA

Co-Portfolio Managers

Wellington Management Company LLP

Transamerica Funds	Annual Report 2023

Transamerica US Growth

(unaudited)

Average Annual Total Return for Periods Ended 10/31/2023
	1 Year	5 Year	10 Year or Since Inception	Inception Date
Class A (POP)	11.59%	10.68%	11.41%	11/13/2009
Class A (NAV)	18.09%	11.94%	12.05%	11/13/2009
Russell 1000® Growth Index (A)	18.95%	14.22%	13.82%
Class C (POP)	16.17%	11.07%	11.17%	11/13/2009
Class C (NAV)	17.17%	11.07%	11.17%	11/13/2009
Class I (NAV)	18.42%	12.28%	12.40%	11/30/2009
Class I2 (NAV)	18.57%	12.37%	12.52%	11/13/2009
Class R6 (NAV)	18.52%	N/A	(1.76)%	05/28/2021
Class T (POP)	8.41%	10.33%	11.45%	02/10/2012
Class T (NAV)	18.48%	12.31%	12.44%	02/10/2012

(A) The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe, and is comprised of Russell 1000® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe.

The Fund’s benchmark is an unmanaged index used as a general measure of market performance. Calculations assume dividends and capital gains are reinvested and do not include any managerial expenses. The 10 Years or Since Inception calculation is based on the previous 10 years or since the inception date of the class, whichever is more recent. You cannot invest directly in an index.

The performance data presented represents past performance and does not guarantee future results. Performance data does not reflect the deduction of taxes that would be paid on Fund distributions or the redemption of Fund shares. Investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance quoted. Please see www.transamerica.com for performance data current to the most recent month-end. Public Offering Price (“POP”) returns include the reinvestment of dividends and capital gains and reflect the maximum sales charge of 5.5% for Class A shares and 8.5% for Class T shares or the maximum applicable contingent deferred sales charge 1% (in the 1st year) for Class C shares. Net Asset Value (“NAV”) returns include the reinvestment of dividends and capital gains but do not reflect any sales charges. If a sales charge had been deducted, the results would be lower. There are no sales charges on Class I, I2 and R6 shares.

Performance figures reflect any fee waivers and/or expense reimbursements by the Investment Manager and any recapture by the Investment Manager of waived fees and/or reimbursed expenses. Absent any applicable waivers and/or reimbursements, the performance would be lower or higher in the case of any recapture.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the Financial Highlights.

Returns on growth stocks may not move in tandem with return on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Russell® and other service marks and trademarks related to the Russell indexes are trademarks of the London Stock Exchange Group companies.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

DISCLOSURE OF EXPENSES

(unaudited)

SHAREHOLDER EXPENSES

Fund shareholders may incur two types of costs: (i) transaction costs, including sales charges (loads) on purchases, contingent deferred sales charges on redemptions; and (ii) ongoing costs, including management fees, and other fund expenses.

The following example is intended to help you understand your ongoing costs (in dollars and cents) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at May 1, 2023, and held for the entire six-month period until October 31, 2023.

ACTUAL EXPENSES

The information in the table below provides information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = $8.60), then multiply the result by the number in the appropriate column for your share class titled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. If your account is an IRA, your expenses may have included an additional annual fee. The amount of any fee paid during the six-month period can decrease your ending account value.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The information in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and assumed rates of return of 5% per year before expenses, which are not the Fund’s actual returns. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund versus other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. As in the case of the actual expense example, if your account is subject to an IRA fee, the amount of the fee paid through your account would increase the hypothetical expenses you would have paid during the period and decrease the hypothetical ending account value.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the information under the heading “Hypothetical Expenses” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. If any of these transaction costs were included, your costs would be higher. The expenses shown in the table do not reflect any fees that may be charged to you by brokers, financial intermediaries, or other financial institutions.

		Actual Expenses		Hypothetical Expenses (A)
Class	Beginning Account Value May 1, 2023	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Ending Account Value October 31, 2023	Expenses Paid During Period (B)	Net Annualized Expense Ratio (C)
Class A	$1,000.00	$1,057.70	$5.45	$1,020.00	$5.30	1.04%
Class C	1,000.00	1,053.10	9.73	1,015.80	9.45	1.86
Class I	1,000.00	1,059.20	4.09	1,021.30	3.97	0.78
Class I2	1,000.00	1,059.90	3.57	1,021.80	3.47	0.68
Class R6	1,000.00	1,059.50	3.57	1,021.80	3.47	0.68
Class T	1,000.00	1,059.30	3.78	1,021.60	3.67	0.72

(A)	5% return per year before expenses.

(B)	Expenses are calculated using the Fund’s net annualized expense ratios, as disclosed in the table, multiplied by the average account value for the period, multiplied by the number of days in the period (184 days), and divided by the number of days in the year (365 days).

(C)	Net annualized expense ratios are reflective of applicable fee waivers and/or reimbursements and recapture, if any, and are based on the most recent six-months which may differ from the net expense ratio displayed in the Financial Highlights that covers a twelve-month period.

Asset Allocation	Percentage of Net Assets
Common Stocks	99.5%
Repurchase Agreement	0.5
Net Other Assets (Liabilities)	(0.0)*
Total	100.0%

Current and future portfolio holdings are subject to change and risk.

*	Percentage rounds to less than 0.1% or (0.1)%.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

SCHEDULE OF INVESTMENTS

At October 31, 2023

	Shares	Value
COMMON STOCKS - 99.5%
Aerospace & Defense - 0.6%
RTX Corp.	132,377	$10,774,164

Automobiles - 1.8%
Tesla, Inc. (A)	172,519	34,648,716

Beverages - 2.7%
Brown-Forman Corp., Class B	261,767	14,700,835
Constellation Brands, Inc., Class A	70,762	16,568,922
Monster Beverage Corp. (A)	381,650	19,502,315

		50,772,072

Biotechnology - 1.4%
Vertex Pharmaceuticals, Inc. (A)	75,369	27,291,869

Broadline Retail - 6.5%
Amazon.com, Inc. (A)	939,545	125,044,044

Building Products - 0.5%
Builders FirstSource, Inc. (A)	90,682	9,840,811

Capital Markets - 2.2%
Ares Management Corp., Class A	150,730	14,860,470
Morgan Stanley	136,257	9,649,721
S&P Global, Inc.	47,783	16,691,080

		41,201,271

Chemicals - 1.4%
Albemarle Corp.	58,582	7,427,026
Sherwin-Williams Co.	83,076	19,789,534

		27,216,560

Consumer Finance - 0.7%
American Express Co.	91,959	13,428,773

Electronic Equipment, Instruments & Components - 3.6%
Amphenol Corp., Class A	256,622	20,670,902
CDW Corp.	121,455	24,339,582
Jabil, Inc.	188,846	23,190,289

		68,200,773

Entertainment - 1.4%
Netflix, Inc. (A)	64,131	26,402,091

Financial Services - 3.9%
FleetCor Technologies, Inc. (A)	46,724	10,520,843
Mastercard, Inc., Class A	167,883	63,182,767

		73,703,610

Ground Transportation - 1.3%
Uber Technologies, Inc. (A)	571,077	24,716,212

Health Care Equipment & Supplies - 1.5%
Boston Scientific Corp. (A)	326,357	16,706,215
Edwards Lifesciences Corp. (A)	197,618	12,592,219

		29,298,434

Health Care Providers & Services - 2.9%
UnitedHealth Group, Inc.	105,120	56,298,067

Health Care Technology - 1.1%
Veeva Systems, Inc., Class A (A)	105,477	20,326,473

Hotels, Restaurants & Leisure - 2.0%
Airbnb, Inc., Class A (A)	110,798	13,106,296
Chipotle Mexican Grill, Inc. (A)	13,392	26,009,942

		39,116,238

Insurance - 1.0%
Arch Capital Group Ltd. (A)	227,606	19,728,888

	Shares	Value

COMMON STOCKS (continued)
Interactive Media & Services - 9.8%
Alphabet, Inc., Class A (A)	710,538	$ 88,163,555
Meta Platforms, Inc., Class A (A)	305,502	92,038,587
ZoomInfo Technologies, Inc. (A)	579,608	7,511,720

		187,713,862

Life Sciences Tools & Services - 0.9%
Thermo Fisher Scientific, Inc.	37,020	16,465,385

Machinery - 3.3%
Deere & Co.	74,215	27,115,192
Ingersoll Rand, Inc.	300,342	18,224,753
Nordson Corp.	79,847	16,974,674

		62,314,619

Oil, Gas & Consumable Fuels - 0.7%
Pioneer Natural Resources Co.	57,574	13,760,186

Personal Care Products - 1.1%
Estee Lauder Cos., Inc., Class A	161,164	20,769,205

Pharmaceuticals - 4.1%
Eli Lilly & Co.	111,918	61,994,738
Merck & Co., Inc.	159,196	16,349,429

		78,344,167

Semiconductors & Semiconductor Equipment - 10.2%
Advanced Micro Devices, Inc. (A)	163,032	16,058,652
Broadcom, Inc.	54,681	46,006,953
KLA Corp.	54,510	25,603,347
NVIDIA Corp.	214,320	87,399,696
Texas Instruments, Inc.	137,687	19,552,931

		194,621,579

Software - 19.3%
Cadence Design Systems, Inc. (A)	88,137	21,139,660
HubSpot, Inc. (A)	29,426	12,469,856
Intuit, Inc.	53,029	26,246,704
Microsoft Corp.	607,785	205,498,186
Palo Alto Networks, Inc. (A)	85,213	20,708,463
Salesforce, Inc. (A)	115,912	23,278,607
ServiceNow, Inc. (A)	58,885	34,262,237
Workday, Inc., Class A (A)	118,041	24,990,460

		368,594,173

Specialty Retail - 2.4%
O’Reilly Automotive, Inc. (A)	21,238	19,760,685
TJX Cos., Inc.	292,937	25,798,961

		45,559,646

Technology Hardware, Storage & Peripherals - 8.7%
Apple, Inc.	970,612	165,751,411

Textiles, Apparel & Luxury Goods - 2.5%
Lululemon Athletica, Inc. (A)	61,564	24,224,203
NIKE, Inc., Class B	233,198	23,965,758

		48,189,961

Total Common Stocks (Cost $1,162,754,930)		1,900,093,260

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

SCHEDULE OF INVESTMENTS (continued)

At October 31, 2023

	Principal	Value
REPURCHASE AGREEMENT - 0.5%
Fixed Income Clearing Corp., 2.50% (B), dated 10/31/2023, to be repurchased at $9,569,260 on 11/01/2023. Collateralized by a U.S. Government Obligation, 5.00%, due 10/31/2025, and with a value of $9,759,987.	$9,568,595	$ 9,568,595

Total Repurchase Agreement (Cost $9,568,595)		9,568,595

Total Investments (Cost $1,172,323,525)		1,909,661,855
Net Other Assets (Liabilities) - (0.0)% (C)		(639,303)

Net Assets - 100.0%		$1,909,022,552

INVESTMENT VALUATION:

Valuation Inputs (D)

	Level 1 - Unadjusted Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs	Value
ASSETS
Investments
Common Stocks	$1,900,093,260	$—	$—	$1,900,093,260
Repurchase Agreement	—	9,568,595	—	9,568,595

Total Investments	$1,900,093,260	$9,568,595	$—	$1,909,661,855

FOOTNOTES TO SCHEDULE OF INVESTMENTS:

(A)	Non-income producing securities.
(B)	Rate disclosed reflects the yield at October 31, 2023.
(C)	Percentage rounds to less than 0.1% or (0.1)%.
(D)	There were no transfers in or out of Level 3 during the year ended October 31, 2023. Please reference the Investment Valuation section of the Notes to Financial Statements for more information regarding investment valuation and pricing inputs.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

STATEMENT OF ASSETS AND LIABILITIES

At October 31, 2023

Assets:
Investments, at value (cost $1,162,754,930)	$1,900,093,260
Repurchase agreement, at value (cost $9,568,595)	9,568,595
Receivables and other assets:
Investments sold	573,930
Shares of beneficial interest sold	340,181
Dividends	545,871
Interest	664
Tax reclaims	333,034
Total assets	1,911,455,535

Liabilities:
Payables and other liabilities:
Investments purchased	567,844
Shares of beneficial interest redeemed	382,055
Investment management fees	1,102,346
Distribution and service fees	169,760
Transfer agent fees	114,108
Trustee and CCO fees	549
Audit and tax fees	28,650
Custody fees	22,449
Legal fees	19,625
Printing and shareholder reports fees	11,285
Registration fees	1,188
Other accrued expenses	13,124
Total liabilities	2,432,983
Net assets	$1,909,022,552

Net assets consist of:
Paid-in capital	$1,112,991,114
Total distributable earnings (accumulated losses)	796,031,438
Net assets	$1,909,022,552

Net assets by class:
Class A	$705,996,956
Class C	12,872,630
Class I	291,704,719
Class I2	743,651,655
Class R6	15,099,879
Class T	139,696,713
Shares outstanding (unlimited shares, no par value):
Class A	30,585,904
Class C	648,764
Class I	12,084,597
Class I2	30,684,997
Class R6	623,121
Class T	1,613,645
Net asset value per share: (A)
Class A	$23.08
Class C	19.84
Class I	24.14
Class I2	24.24
Class R6	24.23
Class T	86.57
Maximum offering price per share: (B)
Class A	$24.42
Class T	$94.61

(A)	Net asset value per share for Class C, I, I2 and R6 shares represents offering price. The redemption price for Class A and C shares equals net asset value less any applicable contingent deferred sales charge.
(B)	Maximum offering price per share for Class A and T includes an initial sales charge (represented as a percentage of offering price) which is reduced on certain levels of sales as set forth in the Fund’s Prospectus.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

STATEMENT OF OPERATIONS

For the year ended October 31, 2023

Investment Income:
Dividend income	$13,570,612
Interest income	446,618
Net income from securities lending	2,974
Total investment income	14,020,204

Expenses:
Investment management fees	11,786,326
Distribution and service fees:
Class A	1,733,664
Class C	129,319
Transfer agent fees:
Class A	869,172
Class C	23,631
Class I	293,157
Class I2	51,857
Class R6	845
Class T	68,900
Trustee and CCO fees	75,104
Audit and tax fees	47,409
Custody fees	108,250
Legal fees	115,161
Printing and shareholder reports fees	67,956
Registration fees	84,855
Other	92,602
Total expenses before waiver and/or reimbursement and recapture	15,548,208
Expenses waived and/or reimbursed:
Class A	(11,195)
Class C	(1,568)
Class R6	(615)
Recapture of previously waived and/or reimbursed fees:
Class C	1,276
Class R6	615
Net expenses	15,536,721

Net investment income (loss)	(1,516,517)

Net realized gain (loss) on:
Investments	65,130,287

Net change in unrealized appreciation (depreciation) on:
Investments	234,183,601
Translation of assets and liabilities denominated in foreign currencies	18,701
Net change in unrealized appreciation (depreciation)	234,202,302
Net realized and change in unrealized gain (loss)	299,332,589
Net increase (decrease) in net assets resulting from operations	$297,816,072

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

STATEMENT OF CHANGES IN NET ASSETS

For the years ended:

October 31, 2023	October 31, 2022
From operations:
Net investment income (loss)	$(1,516,517)	$(4,327,010)
Net realized gain (loss)	65,130,287	61,481,033
Net change in unrealized appreciation (depreciation)	234,202,302	(710,790,019)
Net increase (decrease) in net assets resulting from operations	297,816,072	(653,635,996)

Dividends and/or distributions to shareholders:
Class A	(27,016,748)	(115,463,232)
Class C	(609,104)	(2,389,444)
Class I	(10,288,953)	(45,507,683)
Class I2	(22,845,482)	(73,066,925)
Class R6	(51,438)	(196,176)
Class T	(1,465,324)	(6,817,211)
Net increase (decrease) in net assets resulting from dividends and/or distributions to shareholders	(62,277,049)	(243,440,671)

Capital share transactions:
Proceeds from shares sold:
Class A	24,216,939	25,189,604
Class C	3,454,891	6,375,507
Class I	33,015,336	36,598,693
Class I2	140,461,504	229,039,109
Class R6	14,150,015	1,837,235
Class T	417,181	747,029
215,715,866	299,787,177
Dividends and/or distributions reinvested:
Class A	26,607,941	113,448,580
Class C	608,970	2,385,513
Class I	10,054,018	44,482,305
Class I2	22,845,482	73,066,925
Class R6	51,438	196,176
Class T	1,424,457	6,669,333
61,592,306	240,248,832
Cost of shares redeemed:
Class A	(73,166,122)	(86,817,727)
Class C	(4,332,876)	(4,047,352)
Class I	(41,470,804)	(59,667,382)
Class I2	(70,523,689)	(101,879,337)
Class R6	(2,660,291)	(78,227)
Class T	(9,093,081)	(11,207,902)
(201,246,863)	(263,697,927)
Automatic conversions:
Class A	1,257,356	2,828,283
Class C	(1,257,356)	(2,828,283)
—	—
Net increase (decrease) in net assets resulting from capital share transactions	76,061,309	276,338,082
Contributions from affiliate, Transamerica Capital, Inc.:
Class A	—	86,255	(A)
Class C	—	4,254	(A)
Contributions from affiliate, Transamerica Fund Services, Inc.:
Class I	—	605,335	(B)
—	695,844
Net increase (decrease) in net assets	311,600,332	(620,042,741)

Net assets:
Beginning of year	1,597,422,220	2,217,464,961
End of year	$1,909,022,552	$1,597,422,220

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

STATEMENT OF CHANGES IN NET ASSETS (continued)

For the years ended:

	October 31, 2023	October 31, 2022
Capital share transactions - shares:
Shares issued:
Class A	1,084,401	1,035,870
Class C	178,360	312,172
Class I	1,404,391	1,371,189
Class I2	6,193,111	8,364,323
Class R6	671,360	54,848
Class T	5,079	8,154
	9,536,702	11,146,556
Shares reinvested:
Class A	1,386,552	3,994,668
Class C	36,663	95,650
Class I	501,948	1,515,305
Class I2	1,137,157	2,470,982
Class R6	2,560	6,637
Class T	19,842	65,041
	3,084,722	8,148,283
Shares redeemed:
Class A	(3,334,520)	(3,501,273)
Class C	(230,700)	(184,875)
Class I	(1,809,091)	(2,366,348)
Class I2	(2,945,886)	(3,647,555)
Class R6	(109,324)	(3,295)
Class T	(111,796)	(126,582)
	(8,541,317)	(9,829,928)
Automatic conversions:
Class A	56,958	107,569
Class C	(65,949)	(122,407)
	(8,991)	(14,838)
Net increase (decrease) in shares outstanding:
Class A	(806,609)	1,636,834
Class C	(81,626)	100,540
Class I	97,248	520,146
Class I2	4,384,382	7,187,750
Class R6	564,596	58,190
Class T	(86,875)	(53,387)
	4,071,116	9,450,073

(A)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Fund Services, Inc.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

FINANCIAL HIGHLIGHTS

For a share outstanding during the years indicated:	Class A
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$20.43		$32.73		$25.92	$22.16	$20.92

Investment operations:
Net investment income (loss) (A)	(0.06)		(0.10)		(0.12)	(0.08)	(0.06)
Net realized and unrealized gain (loss)	3.58		(8.28)		9.59	5.68	3.44
Total investment operations	3.52		(8.38)		9.47	5.60	3.38
Contributions from affiliate	—		0.00	(B)(C)	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.87)		(3.92)		(2.66)	(1.84)	(2.14)

Net asset value, end of year	$23.08		$20.43		$32.73	$25.92	$22.16
Total return (D)	18.09%		(28.96	)%(C)	38.69%	26.76%	19.17%

Ratio and supplemental data:
Net assets end of year (000’s)	$705,997		$641,399		$973,954	$764,325	$661,541
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.05%		1.04%		1.02%	1.08%	1.16%
Including waiver and/or reimbursement and recapture	1.05	%(E)	1.04	%(E)	1.02%	1.08%	1.16%
Net investment income (loss) to average net assets	(0.28)%		(0.41)%		(0.42)%	(0.35)%	(0.32)%
Portfolio turnover rate	42%		40%		25%	28%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.00%.
(D)	Total return has been calculated without deduction of the initial sales charge and contingent deferred sales charge.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class C
	October 31, 2023		October 31, 2022		October 31, 2021		October 31, 2020		October 31, 2019
Net asset value, beginning of year	$17.82		$29.26		$23.58		$20.47		$19.63

Investment operations:
Net investment income (loss) (A)	(0.21)		(0.26)		(0.31)		(0.24)		(0.21)
Net realized and unrealized gain (loss)	3.10		(7.27)		8.65		5.19		3.19
Total investment operations	2.89		(7.53)		8.34		4.95		2.98
Contributions from affiliate	—		0.01	(B)	—		—		—

Dividends and/or distributions to shareholders:
Net realized gains	(0.87)		(3.92)		(2.66)		(1.84)		(2.14)
Total dividends and/or distributions to shareholders	(0.87)		(3.92)		(2.66)		(1.84)		(2.14)

Net asset value, end of year	$19.84		$17.82		$29.26		$23.58		$20.47
Total return (C)	17.17%		(29.52	)%(B)	37.64%		25.72%		18.30%

Ratio and supplemental data:
Net assets end of year (000’s)	$12,873		$13,016		$18,427		$18,000		$18,378
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	1.86%		1.85%		1.80%		1.87	%(D)	1.93%
Including waiver and/or reimbursement and recapture	1.86	%(E)	1.84%		1.80	%(E)	1.87	%(D)(E)	1.93%
Net investment income (loss) to average net assets	(1.08)%		(1.21)%		(1.19)%		(1.12)%		(1.09)%
Portfolio turnover rate	42%		40%		25%		28%		37%

(A)	Calculated based on average number of shares outstanding.
(B)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate, Transamerica Capital, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.04%.
(C)	Total return has been calculated without deduction of the contingent deferred sales charge.
(D)	Includes extraordinary expenses outside the operating expense limit.
(E)	Waiver and/or reimbursement rounds to less than 0.01%.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the years indicated:
	Class I
	October 31, 2023		October 31, 2022		October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$21.27		$33.86		$26.67	$22.70	$21.31

Investment operations:
Net investment income (loss) (A)	(0.00	)(B)	(0.04)		(0.06)	(0.02)	(0.01)
Net realized and unrealized gain (loss)	3.74		(8.63)		9.91	5.83	3.54
Total investment operations	3.74		(8.67)		9.85	5.81	3.53
Contributions from affiliate	—		0.05	(C)	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—		(0.05)		—	—	—
Net realized gains	(0.87)		(3.92)		(2.66)	(1.84)	(2.14)
Total dividends and/or distributions to shareholders	(0.87)		(3.97)		(2.66)	(1.84)	(2.14)

Net asset value, end of year	$24.14		$21.27		$33.86	$26.67	$22.70
Total return	18.42%		(28.67	)%(C)	39.05%	27.07%	19.56%

Ratio and supplemental data:
Net assets end of year (000’s)	$291,705		$254,969		$388,235	$309,755	$266,730
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.78%		0.79%		0.78%	0.82%	0.86%
Including waiver and/or reimbursement and recapture	0.78%		0.79%		0.78%	0.82%	0.86%
Net investment income (loss) to average net assets	(0.01)%		(0.16)%		(0.18)%	(0.08)%	(0.03)%
Portfolio turnover rate	42%		40%		25%	28%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Rounds to less than $0.01 or $(0.01).
(C)	Please reference the Fees and Other Affiliated Transactions section of the Notes to Financial Statements for more information regarding Contributions from affiliate Transamerica Fund Services, Inc. If the affiliate had not made the contribution, total return would have decreased by 0.17%.

For a share outstanding during the years indicated:	Class I2
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$21.33	$33.89	$26.68	$22.68	$21.27

Investment operations:
Net investment income (loss) (A)	0.02	(0.01)	(0.02)	0.01	0.01
Net realized and unrealized gain (loss)	3.76	(8.63)	9.90	5.83	3.54
Total investment operations	3.78	(8.64)	9.88	5.84	3.55
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net investment income	—	—	(0.01)	—	—
Net realized gains	(0.87)	(3.92)	(2.66)	(1.84)	(2.14)
Total dividends and/or distributions to shareholders	(0.87)	(3.92)	(2.67)	(1.84)	(2.14)

Net asset value, end of year	$24.24	$21.33	$33.89	$26.68	$22.68
Total return	18.57%	(28.72)%	39.17%	27.23%	19.70%

Ratio and supplemental data:
Net assets end of year (000’s)	$743,651	$561,033	$647,828	$529,573	$491,921
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.69%	0.69%	0.67%	0.70%	0.74%
Including waiver and/or reimbursement and recapture	0.69%	0.69%	0.67%	0.70%	0.74%
Net investment income (loss) to average net assets	0.08%	(0.05)%	(0.07)%	0.03%	0.07%
Portfolio turnover rate	42%	40%	25%	28%	37%

(A)	Calculated based on average number of shares outstanding.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

FINANCIAL HIGHLIGHTS (continued)

For a share outstanding during the period and years indicated:	Class R6
	October 31, 2023		October 31, 2022	October 31, 2021 (A)
Net asset value, beginning of period/year	$21.33		$33.89	$29.89

Investment operations:
Net investment income (loss) (B)	0.00	(C)	(0.02)	(0.03)
Net realized and unrealized gain (loss)	3.77		(8.62)	4.03
Total investment operations	3.77		(8.64)	4.00
Contributions from affiliate	—		—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.87)		(3.92)	—

Net asset value, end of period/year	$24.23		$21.33	$33.89
Total return	18.52%		(28.71)%	13.38	%(D)

Ratio and supplemental data:
Net assets end of period/year (000’s)	$15,100		$1,248	$11
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.68%		0.69%	0.67	%(E)
Including waiver and/or reimbursement and recapture	0.68	%(F)	0.69%	0.67	%(E)
Net investment income (loss) to average net assets	0.02%		(0.07)%	(0.23	)%(E)
Portfolio turnover rate	42%		40%	25%

(A)	Commenced operations on May 28, 2021.
(B)	Calculated based on average number of shares outstanding.
(C)	Rounds to less than $0.01 or $(0.01).
(D)	Not annualized.
(E)	Annualized.
(F)	Waiver and/or reimbursement rounds to less than 0.01%.

For a share outstanding during the years indicated:	Class T
	October 31, 2023	October 31, 2022	October 31, 2021	October 31, 2020	October 31, 2019
Net asset value, beginning of year	$73.95	$107.77	$79.77	$64.44	$56.19

Investment operations:
Net investment income (loss) (A)	0.04	(0.08)	(0.11)	(0.01)	0.02
Net realized and unrealized gain (loss)	13.45	(29.82)	30.77	17.18	10.37
Total investment operations	13.49	(29.90)	30.66	17.17	10.39
Contributions from affiliate	—	—	—	—	—

Dividends and/or distributions to shareholders:
Net realized gains	(0.87)	(3.92)	(2.66)	(1.84)	(2.14)

Net asset value, end of year	$86.57	$73.95	$107.77	$79.77	$64.44
Total return (B)	18.48%	(28.76)%	39.15%	27.17%	19.63%

Ratios and supplemental data:
Net assets end of year (000’s)	$139,697	$125,757	$189,010	$144,510	$125,598
Expenses to average net assets
Excluding waiver and/or reimbursement and recapture	0.73%	0.72%	0.70%	0.75%	0.80%
Including waiver and/or reimbursement and recapture	0.73%	0.72%	0.70%	0.75%	0.80%
Net investment income (loss) to average net assets	0.04%	(0.10)%	(0.11)%	(0.02)%	0.04%
Portfolio turnover rate	42%	40%	25%	28%	37%

(A)	Calculated based on average number of shares outstanding.
(B)	Total return has been calculated without deduction of the initial sales charge.

The Notes to Financial Statements are an integral part of this report.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS

At October 31, 2023

1. ORGANIZATION

Transamerica Funds (the “Trust”) is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust applies investment company accounting and reporting guidance. Transamerica US Growth (the “Fund”) is a series of the Trust and is classified as diversified under the 1940 Act. The Fund currently offers five classes of shares, Class A, Class C, Class I, Class I2, Class R6 and Class T.

Each class has a public offering price that reflects different sales charges, if any, and expense levels. Effective as of March 16, 2021, Class C shares will automatically convert to Class A shares after eight years from the date of purchase subject to certain conditions and circumstances set forth in the prospectus.

This report must be accompanied or preceded by the Fund’s current prospectus, which contains additional information about the Fund, including risks, as well as investment objectives and strategies.

Transamerica Asset Management, Inc. (“TAM”) serves as investment manager for the Fund pursuant to an investment management agreement. TAM provides continuous and regular investment management services to the Fund. TAM supervises the Fund’s investments, conducts its investment program and provides supervisory, compliance and administrative services to the Fund.

TAM currently acts as a “manager of managers” and has hired sub-advisers to furnish day-to-day investment advice and recommendations. TAM may, in the future, determine to provide all aspects of the day-to-day management of the Fund without the use of a sub-adviser. When acting as a manager of managers, TAM provides investment management services that include, without limitation, the design and development of the Fund and its investment strategies and the ongoing review and evaluation of those investment strategies including recommending changes in strategy where it believes appropriate or advisable; the selection of one or more sub-advisers for the Fund employing a combination of quantitative and qualitative screens, research, analysis and due diligence; negotiation of sub-advisory agreements and fees; oversight and monitoring of sub-advisers and recommending changes to sub-advisers where it believes appropriate or advisable; recommending fund combinations and liquidations where it believes appropriate or advisable; selection and oversight of transition managers, as needed; regular supervision of the Fund’s investments; regular review and evaluation of sub-adviser performance; daily monitoring of the sub-advisers’ buying and selling of securities for the Fund; regular review of holdings; ongoing trade oversight and analysis; regular monitoring to ensure adherence to investment process; regular calls and periodic on-site visits with sub-advisers; portfolio construction and asset allocation when using multiple sub-advisers for the Fund; risk management oversight and analysis; oversight of negotiation of investment documentation and agreements; design, development, implementation and regular monitoring of the valuation process; periodic due diligence reviews of pricing vendors and vendor methodology; design, development, implementation and regular monitoring of the compliance process; respond to regulatory inquiries and determine appropriate litigation strategy, as needed; review of proxies voted by sub-advisers; oversight of preparation and review of materials for meetings of the Fund’s Board of Trustees (the “Board”), participation in these meetings and preparation of regular communications with the Board; oversight of preparation and review of prospectuses, shareholder reports and other disclosure materials and regulatory filings for the Fund; oversight of other service providers to the Fund, such as the custodian, the transfer agent, the Fund’s independent accounting firm and legal counsel; supervision of the performance of recordkeeping and shareholder relations functions for the Fund; and oversight of cash management services. TAM uses a variety of quantitative and qualitative tools to carry out its investment management services. TAM, not the Fund, is responsible for paying the sub-adviser(s) for their services, and sub-advisory fees are TAM’s expense.

TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. These services include performing certain administrative services for the Fund and supervising and overseeing the administrative, clerical, recordkeeping and bookkeeping services provided to the Fund by State Street Bank and Trust Company (“State Street”), to whom TAM has outsourced the provision of certain sub-administration services. To the extent agreed upon by TAM and the Fund from time to time, TAM’s supervisory and administrative services include, but are not limited to: monitoring and verifying the custodian’s daily calculation of the Net Asset Values (“NAV”); shareholder relations functions; compliance services; valuation services; assisting in due diligence and in the oversight and monitoring of certain activities of sub-advisers and certain aspects of Fund investments; assisting with Fund combinations and liquidations; oversight of the preparation and filing, and review, of all returns and reports, in connection with federal, state and local taxes; oversight and review of regulatory reporting; supervising and coordinating the Fund’s custodian and dividend disbursing agent and monitoring their services to the Fund; assisting the Fund in preparing reports to shareholders; acting as liaison with the Fund’s independent public accountants and providing, upon request, analyses, fiscal year summaries and other audit related services; assisting in the preparation of agendas and supporting documents for and minutes of meetings of trustees and committees of trustees; assisting in the preparation of regular communications with the trustees; and providing personnel and office space, telephones and other office equipment as necessary in order for TAM to perform supervisory and administrative services to the Fund. The Fund pays certain fees and expenses to State Street for sub-administration services which are not administrative services covered by the management agreement with TAM or paid for through the management fees payable thereunder. For the year ended October 31, 2023,

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

1. ORGANIZATION (continued)

(i) the expenses paid to State Street for sub-administration services by the Fund are shown as a part of Other expenses within the Statement of Operations and (ii) the expenses payable to State Street for sub-administration services from the Fund are shown as part of Other accrued expenses within the Statement of Assets and Liabilities.

2. SIGNIFICANT ACCOUNTING POLICIES

In preparing the Fund’s financial statements in accordance with Generally Accepted Accounting Principles in the United States of America (“GAAP”), estimates or assumptions (which could differ from actual results) may be used that affect reported amounts and disclosures. The following is a summary of significant accounting policies followed by the Fund.

Security transactions and investment income: Security transactions are accounted for on the trade date. Security gains and losses are calculated on a first-in, first-out basis. Dividend income, if any, is recorded on the ex-dividend date or, in the case of foreign securities, as soon as the Fund is informed of the ex-dividend dates, net of foreign taxes. Non-cash dividends, if any, are recorded on the ex-dividend date at fair value. Interest income, if any, is recorded on the accrual basis from settlement date, net of foreign taxes. Fixed income premiums and discounts are amortized and/or accreted over the lives of the respective securities.

Multiple class operations, income, and expenses: Income, non-class specific expenses, and realized and unrealized gains and losses are allocated to each class daily based upon net assets. Each class bears its own specific expenses in addition to the allocated non-class specific expenses.

Distributions to shareholders: Distributions are recorded on the ex-dividend date and are determined in accordance with federal income tax regulations, which may differ from GAAP.

Commission recapture: The sub-adviser(s), to the extent consistent with the best execution and usual commission rate policies and practices, may elect to place security transactions of the Fund with broker/dealers with which Transamerica Funds has established a commission recapture program. A commission recapture program is any arrangement under which a broker/dealer applies a portion of the commissions received by such broker/dealer on the security transactions to the Fund. In no event will commissions, paid by the Fund, be used to pay expenses that would otherwise be borne by any other Funds within Transamerica Funds, or by any other party.

Commissions recaptured are included within Net realized gain (loss) within the Statement of Operations. For the year ended October 31, 2023, commissions recaptured are $10,110.

Indemnification: In the normal course of business, the Fund enters into contracts that contain a variety of representations that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund and/or its affiliates that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

3. INVESTMENT VALUATION

TAM has been designated as the Fund’s valuation designee pursuant to Rule 2a-5 under the 1940 Act with responsibility for fair valuation subject to oversight by the Fund’s Board of Trustees. The net asset value of the Fund is computed as of the official close of the New York Stock Exchange (“NYSE”) each day the NYSE is open for business.

TAM utilizes various methods to measure the fair value of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The three levels (“Levels”) of inputs of the fair value hierarchy are defined as follows:

Level 1—Unadjusted quoted prices in active markets for identical securities.

Level 2—Inputs, other than quoted prices included in Level 1, which are observable, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3—Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include TAM’s own assumptions used in determining the fair value of the Fund’s investments.

The inputs used to measure fair value may fall into different Levels of the fair value hierarchy. In such cases, for disclosure purposes, the Level in the fair value hierarchy that is assigned to the fair value measurement of a security is determined based on the lowest Level

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

3. INVESTMENT VALUATION (continued)

input that is significant to the fair value measurement in its entirety. Certain investments that are measured at fair value using NAV per share, or its equivalent, using the “practical expedient” have not been classified in the fair value Levels. The hierarchy classification of inputs used to value the Fund’s investments at October 31, 2023, is disclosed within the Investment Valuation section of the Schedule of Investments.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, but not limited to, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is generally greatest for instruments categorized in Level 3. Due to the inherent uncertainty of valuation, the determination of values may differ significantly from values that would have been realized had a ready market for investments existed, and the differences could be material.

Fair value measurements: Descriptions of the valuation techniques applied to the Fund’s significant categories of assets and liabilities measured at fair value on a recurring basis are as follows:

Equity securities: Securities are stated at the last reported sales price or closing price on the day of valuation taken from the primary exchange where the security is principally traded. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized in Level 1 of the fair value hierarchy. Equities traded on inactive markets or valued by reference to similar instruments are generally categorized in Level 2 or Level 3 if inputs are unobservable.

Foreign equity securities: Securities in which the primary trading market closes at the same time or after the NYSE, are valued based on quotations from the primary market in which they are traded and are categorized in Level 1. Because many foreign securities markets and exchanges close prior to the close of the NYSE, closing prices for foreign securities in those markets or on those exchanges do not reflect the events that occur after that close. Certain foreign securities may be fair valued using a pricing service that considers the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, or ETFs and the movement of certain indices of securities based on a statistical analysis of their historical relationship; such valuations generally are categorized in Level 2.

Repurchase agreements: Repurchase agreements are valued at cost, which approximates fair value. To the extent the inputs are observable and timely, the values are generally categorized in Level 2 of the fair value hierarchy.

4. SECURITIES AND OTHER INVESTMENTS

Real estate investment trusts (“REITs”): REITs are pooled investment vehicles which invest primarily in income producing real estate, or real estate related loans or interests. Distributions received by REITs are classified at management’s estimate of the dividend income, return of capital and capital gains. Estimates are based on information available at year-end, which includes the previous fiscal year’s classification. The actual amounts of dividend income, return of capital, and capital gains are only determined by each REIT after the fiscal year end and may differ from the estimated amounts. Upon notification from the REITs, some of the distributions received may be re-classified and recorded as a return of capital or capital gains. There are certain additional risks involved in investing in REITs. These include, but are not limited to, economic conditions, changes in zoning laws, real estate values, property taxes, and interest rates.

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The Fund may engage in borrowing transactions as a means of raising cash to satisfy redemption requests, for other temporary or emergency purposes or, to the extent permitted by its investment policies, to raise additional cash to be invested in other securities or instruments. When the Fund invests borrowing proceeds in other securities, the Fund will bear the risk that the market value of the securities in which such proceeds are invested goes down and is insufficient to repay the borrowed proceeds. The Fund may borrow on a secured or on an unsecured basis. If the Fund enters into a secured borrowing arrangement, a portion of the Fund’s assets will be used as collateral. The 1940 Act requires the Fund to maintain asset coverage of at least 300% of the amount of its borrowings. Asset coverage means the ratio that the value of the Fund’s total assets, minus liabilities other than borrowings, bears to the aggregate amount of all borrowings. Although complying with this requirement has the effect of limiting the amount that the Fund may borrow, it does not otherwise mitigate the risks of entering into borrowing transactions.

Interfund lending: The Fund, along with other funds and portfolios advised by TAM, may participate in an interfund lending program pursuant to exemptive relief granted by the Securities and Exchange Commission on January 18, 2017. This program allows the Fund to lend to and borrow from other funds and portfolios advised by TAM. Interfund lending transactions are subject to the conditions of the

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

5. BORROWINGS AND OTHER FINANCING TRANSACTIONS (continued)

exemptive relief which places limits on the amount of lending or borrowing a Fund may participate in under the program. Interest earned or paid on an interfund lending transaction will be based on the average of certain current market rates. For the year ended October 31, 2023, the Fund has not utilized the program.

Repurchase agreements: In a repurchase agreement, the Fund purchases a security and simultaneously commits to resell that security to the seller at an agreed-upon price on an agreed-upon date. Securities purchased subject to a repurchase agreement are held at the Fund’s custodian, or designated sub-custodian related to tri-party repurchase agreements, and, pursuant to the terms of the repurchase agreement, must be collateralized by securities with an aggregate market value greater than or equal to 100% of the resale price. The Fund will bear the risk of value fluctuations until the securities can be sold and may encounter delays and incur costs in liquidating the securities. In the event of bankruptcy or insolvency of the seller, delays and costs may be incurred.

Repurchase agreements are subject to netting agreements, which are agreements between the Fund and its counterparties that provide for the net settlement of all transactions and collateral with the Fund, through a single payment, in the event of default or termination. Amounts presented within the Schedule of Investments, and as part of Repurchase agreements, at value within the Statement of Assets and Liabilities are shown on a gross basis. The value of the related collateral for each repurchase agreement, as reflected within the Schedule of Investments, exceeds the value of each repurchase agreement at October 31, 2023.

Repurchase agreements at October 31, 2023, if any, are included within the Schedule of Investments and Statement of Assets and Liabilities.

Securities lending: The Fund may lend securities to qualified financial institutions, brokers and dealers. State Street serves as securities lending agent to the Fund pursuant to a Securities Lending Agreement. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. The lending of securities exposes the Fund to risks such as: the borrowers may fail to return the loaned securities or may not be able to provide additional collateral, the Fund may experience delays in recovery of the loaned securities or delays in access to collateral, or the Fund may experience losses related to the investment collateral. To minimize certain risks, loan counterparties pledge cash, securities issued or guaranteed by the U.S. Government and irrevocable letters of credit issued by banks as collateral. The initial collateral received by the Fund is required to have a value of at least 102% of the current value of the loaned securities traded on U.S. exchanges, and a value of at least 105% for all other securities. Typically the lending agent is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. The lending agent has agreed to indemnify the Fund in the case of default of any securities borrower.

The Fund receives compensation for lending securities from interest or dividends earned on the cash, U.S. Government securities and irrevocable letters of credit held as collateral, less associated fees and expenses. Such income is reflected in Net income from securities lending within the Statement of Operations. Cash collateral received is invested in the State Street Navigator Securities Lending Trust – Government Money Market Portfolio.

The value of loaned securities and related cash and non-cash collateral outstanding at October 31, 2023, if any, are shown on a gross basis within the Schedule of Investments.

6. RISK FACTORS

Investing in the Fund involves certain key risks related to the Fund’s trading activity. Please reference the Fund’s prospectus for a more complete discussion of the following risk(s), as well as other risks of investing in the Fund.

Market risk: The market prices of the Fund’s securities or other assets may go up or down, sometimes rapidly or unpredictably, due to general market conditions, overall economic trends or events, inflation, changes in interest rates, governmental actions or interventions, actions taken by the U.S. Federal Reserve or foreign central banks, market disruptions caused by tariffs, trade disputes or other factors, political developments, armed conflicts, economic sanctions, cybersecurity events, investor sentiment, public health events such as the spread of infectious disease, and other factors that may or may not be related to the issuer of the security or other asset. If the market prices of the Fund’s securities and assets fall, the value of your investment in the Fund could go down.

Economies and financial markets throughout the world are increasingly interconnected. Events or circumstances in one or more countries or regions could be highly disruptive to, and have profound impacts on, global economies or markets. As a result, whether or not the Fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the Fund’s investments may go down.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

6. RISK FACTORS (continued)

In recent years, the COVID-19 pandemic, the large expansion of government deficits and debt as a result of government actions to mitigate the effects of the pandemic, the Russian invasion of Ukraine and the rise of inflation have resulted in extreme volatility in the global economy and in global financial markets. These events could be prolonged and could continue to adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance.

Growth stocks risk: Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks typically are particularly sensitive to market movements and may involve larger price swings because their market prices tend to reflect future expectations. When it appears those expectations may not be met, the prices of growth stocks typically fall. Growth stocks may also be more volatile because they often do not pay dividends. The values of growth stocks tend to go down when interest rates rise because the rise in interest rates reduces the current value of future cash flows. Growth stocks as a group may be out of favor and underperform the overall equity market for a long period of time, for example, while the market favors “value” stocks.

Large capitalization companies risk: The Fund’s investments in larger, more established companies may underperform other segments of the market because they may be less responsive to competitive challenges and opportunities and unable to attain high growth rates during periods of economic expansion.

7. FEES AND OTHER AFFILIATED TRANSACTIONS

TAM, the Fund’s investment manager, is directly owned by Transamerica Life Insurance Company (“TLIC”) and AUSA Holding, LLC (“AUSA”), both of which are indirect, wholly owned subsidiaries of Aegon Ltd. TLIC is owned by Commonwealth General Corporation (“Commonwealth”). Commonwealth and AUSA are wholly owned by Transamerica Corporation (DE). Transamerica Corporation (DE) is wholly owned by Aegon International B.V., which is wholly owned by Aegon Ltd., a Bermuda exempted company with liability limited by shares (formerly, Aegon NV, a Netherlands corporation) and a publicly traded international insurance group.

TAM has entered into a sub-advisory agreement with Aegon USA Investment Management, LLC (“AUIM”), an affiliate of TAM. AUIM provides day-to-day portfolio management services to the Fund, subject to the supervision of TAM. TAM is responsible for compensating the sub-adviser for its services.

Transamerica Fund Services, Inc. (“TFS”) is the Fund’s transfer agent. Transamerica Capital, Inc. (“TCI”) is the Fund’s distributor/principal underwriter. TAM, AUIM, TFS and TCI are affiliates of Aegon Ltd.

Certain officers and trustees of the Fund are also officers and/or trustees of TAM, TFS and TCI. No interested trustee who is deemed an interested person due to current or former service with TAM or an affiliate of TAM receives compensation from the Fund. The Fund does pay non-interested persons (independent trustees), as disclosed in Trustee and CCO fees within the Statement of Operations.

As of October 31, 2023, the investment manager and/or other affiliated investment accounts held balances of the Fund as follows:

Account Balance	Percentage of Net Assets
$ 735,737,292	38.54%

Investment management fees: TAM serves as the Fund’s investment manager, performing administration as well as investment advisory services. TAM renders investment advisory, supervisory, and administration services under an investment management agreement and the Fund pays a single management fee, which is reflected in Investment management fees within the Statement of Operations.

The Fund pays a management fee to TAM based on daily average net assets at the following rates:

Breakpoints	Rate
First $500 million	0.6800%
Over $500 million up to $800 million	0.6700
Over $800 million up to $1 billion	0.6575
Over $1 billion up to $2 billion	0.6130
Over $2 billion up to $3 billion	0.6050
Over $3 billion up to $4 billion	0.5900
Over $4 billion up to $5 billion	0.5750
Over $5 billion up to $7 billion	0.5700
Over $7 billion	0.5500

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

TAM has contractually agreed to waive fees and/or reimburse Fund expenses to the extent that the total operating expenses excluding, as applicable, acquired fund fees and expenses, interest, taxes, brokerage commissions, dividend and interest expenses on securities sold short, extraordinary expenses, reorganization expenses and other expenses not incurred in the ordinary course of the Fund’s business, exceed the following stated annual operating expense limits to the Fund’s daily average net assets. To the extent an expense limit changed during the period, the prior limit is also listed below. The expenses waived and/or reimbursed, if any, are included in Expenses waived and/or reimbursed within the Statement of Operations.

	Operating Expense Limit	Operating Expense Limit Effective Through
Effective March 1, 2023
Class A	1.09%	March 1, 2024
Class C	1.86	March 1, 2024
Class I	0.84	March 1, 2024
Class I2	0.74	March 1, 2024
Class R6	0.73	March 1, 2024
Class T	0.77	March 1, 2024
Prior to March 1, 2023
Class A	1.16
Class I	0.86
Class I2	0.76
Class T	0.79

TAM is permitted to recapture amounts contractually waived and/or reimbursed to a class during any of the 36 months from the date on which TAM waived fees and/or reimbursed expenses for the class. A class may recapture and reimburse TAM only if such amount does not cause, on any particular business day of the Fund, the class’s total annual operating expenses (after the recapture is taken into account) to exceed the Operating Expense Limits or any other lower limit then in effect. Amounts recaptured, if any, by TAM for the year ended October 31, 2023 are disclosed in Recapture of previously waived and/or reimbursed fees within the Statement of Operations.

TAM, on a voluntary basis and in addition to the contractual operating expense limits in effect, from time to time may waive and/or reimburse expenses of the Fund, or any classes thereof, to such level(s) as the Trust’s officers have determined or may reasonably determine from time to time. Any such voluntary waiver or expense reimbursement may be discontinued by TAM at any time. These amounts are not subject to recapture by TAM.

As of October 31, 2023, there are no amounts available for recapture by TAM.

Distribution and service fees: The Trust has a distribution plan (“Distribution Plan”) pursuant to Rule 12b-1 under the 1940 Act. Pursuant to the Distribution Plan, the Trust entered into a distribution agreement with TCI as the Fund’s distributor.

The Distribution Plan requires the Fund to pay distribution fees to TCI as compensation for various distribution activities, not as reimbursement for specific expenses. Under the Distribution Plan and distribution agreement, TCI, on behalf of the Fund, is authorized to pay various service providers, as direct payment for expenses incurred in connection with distribution of the Fund’s shares. The distribution and service fees are included in Distribution and service fees within the Statement of Operations.

The Fund is authorized under the Distribution Plan to pay fees to TCI based on daily average net assets of each applicable class up to the following annual rates:

Class (A)	Rate
Class A	0.25%
Class C	1.00

(A)	12b-1 fees are not applicable for Class I2, Class R6 and Class T.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

7. FEES AND OTHER AFFILIATED TRANSACTIONS (continued)

Shareholder fees: Class A shares are subject to an initial sales charge and a contingent deferred sales charge on certain share redemptions. Class C shares are subject to a contingent deferred sales charge. For the year ended October 31, 2023, underwriter commissions received by TCI from the various sales charges are as follows. Classes not listed in the subsequent table do not have shareholder fees.

	Initial Sales Charge	Contingent Deferred Sales Charge
Class A	$218,837	$413
Class C	—	1,886

Transfer agent fees: Pursuant to a transfer agency agreement, as amended, the Fund pays TFS a fee for providing services based on assets, accounts and transactions relating to the Fund. The Transfer agent fees included within the Statement of Assets and Liabilities and Statement of Operations represent fees paid to TFS, and other unaffiliated parties providing transfer agent related services. Please reference the Fund’s Prospectus and Statement of Additional Information for a more complete discussion on transfer agent fees.

For the year ended October 31, 2023, transfer agent fees paid and the amounts due to TFS are as follows:

Fees Paid to TFS	Fees Due to TFS
$ 1,283,038	$ 109,957

Brokerage commissions: The Fund incurred no brokerage commissions on security transactions placed with affiliates of the investment manager or sub-adviser(s) for the year ended October 31, 2023.

8. PURCHASES AND SALES OF SECURITIES

For the year ended October 31, 2023, the cost of securities purchased and proceeds from securities sold (excluding short-term securities) are as follows:

Purchases of Securities		Sales/Maturities of Securities
Long-Term	U.S. Government	Long-Term	U.S. Government
$ 788,061,522	$ —	$ 764,885,983	$ —

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS

The Fund has not made any provision for federal income or excise taxes due to its policy to distribute all of its taxable income and capital gains to its shareholders and otherwise qualify as a regulated investment company under Subchapter M of the Internal Revenue Code. The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. The Fund’s tax returns remain subject to examination by the Internal Revenue Service and state tax authorities three years from the date of filing for federal purposes and four years from the date of filing for state purposes. Management has evaluated the Fund’s tax provisions taken for all open tax years, and has concluded that no provision for income tax is required in the Fund’s financial statements. If applicable, the Fund recognizes interest accrued related to unrecognized tax benefits in relation to interest and penalties expense in Other within the Statement of Operations. The Fund identifies its major tax jurisdictions as U.S. Federal, the state of Colorado, and foreign jurisdictions where the Fund makes significant investments; however, the Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to different treatment for items including, but not limited to, wash sales and straddle loss deferral. Therefore, distributions determined in accordance with tax regulations may differ significantly in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax

Transamerica Funds	Annual Report 2023

Transamerica US Growth

NOTES TO FINANCIAL STATEMENTS (continued)

At October 31, 2023

9. FEDERAL INCOME TAXES AND DISTRIBUTIONS TO SHAREHOLDERS (continued)

character. The primary permanent differences are due to net operating losses. These reclassifications have no impact on net assets or results of operations. Financial records are not adjusted for temporary differences. These permanent reclassifications are as follows:

Paid-in Capital	Total Distributable Earnings
$ (2,056,296)	$ 2,056,296

As of October 31, 2023, the approximate cost for U.S. federal income tax purposes, and the aggregate gross/net unrealized appreciation (depreciation) in the value of investments (including securities sold short and derivatives, if any) are as follows:

Cost	Gross Appreciation	Gross (Depreciation)	Net Appreciation (Depreciation)
$ 1,182,464,262	$ 775,672,558	$ (48,474,965)	$ 727,197,593

As of October 31, 2023, the Fund had no capital loss carryforwards available to offset future realized capital gains. During the year ended October 31, 2023, the Fund did not have any capital loss carryforwards utilized or expired.

The tax character of distributions paid may differ from the character of distributions shown within the Statement of Changes in Net Assets due to short-term gains being treated as ordinary income for tax purposes. The tax character of distributions paid during 2023 and 2022 are as follows:

2023 Distributions Paid From:				2022 Distributions Paid From:
Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital	Ordinary Income	Tax Exempt Income	Long-Term Capital Gain	Return of Capital
$ —	$ —	$ 62,277,049	$ —	$ 27,709,300	$ —	$ 215,731,371	$ —

As of October 31, 2023, the tax basis components of distributable earnings are as follows:

Undistributed Ordinary Income	Undistributed Tax Exempt Income	Undistributed Long-Term Capital Gain	Capital Loss Carryforwards	Late Year Ordinary Loss Deferred	Other Temporary Differences	Net Unrealized Appreciation (Depreciation)
$ —	$ —	$ 70,921,425	$ —	$ (2,145,485)	$ —	$ 727,255,498

10. NEW ACCOUNTING PRONOUNCEMENT

In June 2022, the Financial Accounting Standards Board issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management is currently evaluating the implications, if any, of the additional requirements and their impact on the Fund’s financial statements.

11. REGULATORY UPDATE

The Securities and Exchange Commission (the “SEC”) has adopted rule and form amendments that will result in changes to the design and delivery of annual and semi-annual reports to shareholders. Beginning in July 2024, shareholder reports will be streamlined to highlight certain key information. Certain information currently included in shareholder reports, including financial statements, will no longer appear in shareholder reports but will be available online, delivered free of charge to shareholders upon request, and filed with the SEC.

Transamerica Funds	Annual Report 2023

Report of Independent Registered Public Accounting Firm

To the Shareholders and the Board of Trustees of Transamerica US Growth

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Transamerica US Growth (the “Fund”) (one of the series constituting Transamerica Funds (the “Trust”)), including the schedule of investments, as of October 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Transamerica Funds) at October 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more Transamerica investment companies since 1995.

Boston, Massachusetts

December 22, 2023

Transamerica Funds	Annual Report 2023

SUPPLEMENTAL INFORMATION

(unaudited)

TAX INFORMATION

For tax purposes, the Fund has made a long-term capital gain designation of $62,277,049 for the year ended October 31, 2023.

The information and distributions reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2023. Complete information will be computed and reported in conjunction with your 2023 Form 1099-DIV.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL

(unaudited)

At a meeting of the Board of Trustees of Transamerica Funds (the “Trustees” or the “Board”) held on June 14-15, 2023, the Board considered the renewal of the management agreement (the “Management Agreement”) between Transamerica Asset Management, Inc. (“TAM”) and Transamerica Funds, on behalf of Transamerica US Growth (the “Fund”). The Board also considered the renewal of the investment sub-advisory agreement (the “Sub-Advisory Agreement” and together with the Management Agreement, the “Agreements”) for the Fund between TAM and Wellington Management Company LLP (the “Sub-Adviser”).

Following its review and consideration, the Board determined that the terms of the Management Agreement and Sub-Advisory Agreement were reasonable and that the renewal of each of the Agreements was in the best interests of the Fund and its shareholders. The Board, including the independent members of the Board (the “Independent Trustees”), unanimously approved the renewal of each of the Agreements through June 30, 2024.

Prior to reaching their decision, the Trustees requested and received from TAM and the Sub-Adviser certain information. They then reviewed such information as they deemed reasonably necessary to evaluate the Agreements, including information they had previously received from TAM and the Sub-Adviser as part of their regular oversight of the Fund, and knowledge they gained over time through meeting with TAM and the Sub-Adviser. Among other materials, the Trustees considered comparative fee, expense and performance information prepared by Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of mutual fund performance information, as well as fee, expense and profitability information prepared by TAM. To the extent applicable, the Trustees considered information about fees and performance of comparable funds and/or accounts managed by the Sub-Adviser. The Board also considered reductions to the Fund’s expense limits, if any, that took effect after the last renewal of the Agreements. In their review, the Trustees also sought to identify instances in which the Fund’s performance, fees, total expenses and/or profitability appeared to be outliers within its respective peer group or other comparative metrics and sought to understand the reasons for such comparative positions.

In their deliberations, the Independent Trustees met privately without representatives of TAM or the Sub-Adviser present and were represented throughout the process by their independent legal counsel. In considering the proposed continuation of each of the Agreements, the Trustees evaluated and weighed a number of considerations that they believed to be relevant in light of the legal advice furnished to them by counsel, including independent legal counsel, and made a decision in the exercise of their own business judgment. They based their decisions on the considerations discussed below, among others, although they did not identify any particular consideration or item of information that was controlling of their decisions, and each Trustee may have attributed different weights to the various factors.

Nature, Extent and Quality of the Services Provided

The Board considered the nature, extent and quality of the services provided by TAM and the Sub-Adviser to the Fund in the past and the services anticipated to be provided in the future. The Board also considered the investment approach for the Fund; the experience, capability and integrity of TAM’s senior management; the financial resources of TAM; TAM’s management oversight process; TAM’s and the Sub-Adviser’s responsiveness to any questions by the Trustees; and the professional qualifications and compensation program of the portfolio management team of the Sub-Adviser. The Trustees noted that they receive, on a quarterly basis, an execution analysis from Capital Institutional Services, Inc. (CAPIS), an independent provider of trade analyses, for the Sub-Adviser, and a comparison of trading results against a peer universe of managers.

The Board also considered the continuous and regular investment management and other services provided by TAM, when acting as a manager of managers, for the portion of the management fee it retains from the Fund after payment of the sub-advisory fees. The Board noted that the investment management and other services provided by TAM include the design, development and ongoing review and evaluation of the Fund and its investment strategy; the selection, oversight and monitoring of one or more investment sub-advisers to perform certain duties with respect to the Fund; ongoing portfolio trading oversight and analysis; risk management oversight and analysis; design, development, implementation and ongoing review and evaluation of a process for the valuation of Fund investments; design, development, implementation and ongoing review and evaluation of a compliance program for the Fund; design, development, implementation and ongoing review and evaluation of a process for the voting of proxies and exercise of rights to consent to corporate action for Fund investments; participation in Board meetings and oversight of preparation of materials for the Board, including materials for Board meetings and regular communications with the Board; oversight of preparation of the Fund’s prospectus, statement of additional information, shareholder reports and other disclosure materials and regulatory filings for the Fund; and ongoing cash management services for the Fund. The Board considered that TAM’s investment management services also include the provision of supervisory and administrative services to the Fund. The Board also noted that TAM, as part of the services it provides to all Transamerica mutual funds, including the Fund, oversees the services provided by the funds’ custodian, transfer agent, independent accountant and legal counsel and supervises the performance of the recordkeeping and shareholder service functions of the funds.

Investment Performance

In addition, the Board considered the short-and longer-term performance of the Fund in light of its investment objective, policies and strategies, including relative performance against (i) a peer universe of comparable mutual funds, as prepared by Broadridge, and

Transamerica Funds	Annual Report 2023

Transamerica US Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

(ii) the Fund’s benchmark, in each case for various trailing periods ended December 31, 2022. Based on these considerations, the Board determined that TAM and the Sub-Adviser can provide investment and related services that are appropriate in scope and extent in light of the Fund’s investment objectives, policies and strategies and operations, the competitive landscape of the investment company business and investor needs. The Board’s conclusions as to the Fund’s performance are summarized below. For purposes of its review, the Board generally used the performance of Class I Shares. In describing the Fund’s performance relative to its peer universe, the summary conclusions characterize performance for the relevant periods in relation to whether it was “above,” “below” or “in line with” the peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, performance is described as “above” the median if the Fund’s performance ranked anywhere in the first or second quintiles, as “below” the median if it ranked anywhere in the fourth or fifth quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise return was somewhat above or somewhat below the precise median return).

When considering the Fund’s performance, the Trustees considered any representations made by TAM regarding the appropriateness of certain peer groups and benchmarks. They recognized that performance reflects a snapshot of a period as of a specific date, and that consideration of performance data for a different period could generate significantly different performance results. The Trustees also recognized that even longer-term performance can be negatively affected by performance over a short-term period when that short-term performance is significantly below the performance of the comparable benchmark or universe of peer funds.

The Board noted that the performance of Class I Shares of the Fund was above the median for its peer universe for the past 5- and 10-year periods, in line with the median for the past 1-year period and below the median for the past 3-year period. The Board also noted that the performance of Class I Shares of the Fund was below its benchmark for the past 1-, 3-, 5- and 10-year periods. The Board noted that the Fund’s Sub-Adviser had commenced using its current investment objective and investment strategies on July 1, 2014.

Management and Sub-Advisory Fees and Total Expense Ratio

The Board considered the management fee and total expense ratio of the Fund, including information provided by Broadridge comparing the management fee and total expense ratio of the Fund to the management fees and total expense ratios of comparable investment companies in both a peer group and broader peer universe compiled by Broadridge. The Board’s conclusions as to the Fund’s management fee and total expense ratio are summarized below. For purposes of its review, the Board generally used the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares. In describing the Fund’s management fee and total expense ratio relative to its peer group and peer universe, the summary conclusions characterize management fees and total expense ratios for the relevant periods in relation to whether they were “above,” “below” or “in line with” the peer group or peer universe median and do so using quintile rankings prepared by Broadridge. For simplicity, management fees and total expense ratios are described as “above” the median if the Fund’s management fee or total expense ratio ranked anywhere in the fourth or fifth quintiles, as “below” the median if it ranked anywhere in the first or second quintiles, or “in line with” the median if it ranked anywhere in the third quintile (i.e., even if its precise management fee or total expense ratio was somewhat above or somewhat below the precise median management fee or total expense ratio).

The Board also considered the fees charged by the Sub-Adviser for sub-advisory services, as well as the portion of the Fund’s management fee retained by TAM following payment of the sub-advisory fee and how the portion of the contractual management fee retained by TAM at a specified asset level compared to the portions retained by other investment advisers managing mutual funds with similar investment strategies as calculated by an independent provider of information.

The Board noted that the Fund’s contractual management fee and the actual total expenses (i.e., expenses reflecting any waivers and/or reimbursements) of Class I Shares of the Fund were above the medians for its peer group and in line with the medians for its peer universe. The Trustees also considered that TAM has entered into an expense limitation arrangement with the Fund, which may result in TAM waiving fees for the benefit of shareholders.

On the basis of these considerations, together with the other information it considered, the Board determined that the management and sub-advisory fees to be received by TAM and the Sub-Adviser under the Management Agreement and Sub-Advisory Agreement are reasonable in light of the services provided.

Cost of Services Provided and Level of Profitability

The Board reviewed information provided by TAM about the cost of providing and procuring fund management services, as well as the costs of the provision of administration, transfer agency and other services, to the Fund and to Transamerica Funds as a whole by TAM and its affiliates. The Board considered the profitability of TAM and its affiliates in providing these services for the Fund and Transamerica Funds as a whole. The Trustees recognized the competitiveness of the mutual fund industry and the importance of an investment adviser’s long-term profitability, including for maintaining company and management stability and accountability.

The Board also considered the allocation methodology used for calculating the profitability of TAM and its affiliates. The Board noted that the revenue and expense allocation methodology used by TAM to estimate its profitability with respect to its relationship with the Fund had been reviewed previously by an independent consultant. The Trustees considered that TAM reported that it had not made material changes to this methodology, and that the methodology had been applied consistently for the Fund.

Transamerica Funds	Annual Report 2023

Transamerica US Growth

MANAGEMENT AND SUB-ADVISORY AGREEMENT — CONTRACT RENEWAL (continued)

(unaudited)

With respect to the Sub-Adviser, the Board noted that the sub-advisory fee is the product of arm’s-length negotiation between TAM and the Sub-Adviser, which is not affiliated with TAM, and is paid by TAM and not the Fund. As a result, the Board focused on the profitability of TAM and its affiliates with respect to the Fund.

Based on this information, the Board determined that the profitability of TAM and its affiliates from their relationships with the Fund was not excessive.

Economies of Scale

The Board considered economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale and whether there was the potential for realization of any future economies of scale. The Board also considered the existence of economies of scale with respect to management of the Transamerica mutual funds overall and the extent to which the Fund benefited from any economies of scale. The Board recognized that, as the Fund’s assets increase, any economies of scale realized by TAM or the Sub-Adviser may not directly correlate with each other or with any economies of scale that might be realized by the Fund. The Board considered the Fund’s management fee schedule and the existence of breakpoints, if any, and also considered the extent to which TAM shared economies of scale, if any, with the Fund through undertakings to limit or reimburse Fund expenses and to invest in maintaining and developing its capabilities and services. The Board also considered the Sub-Adviser’s sub-advisory fee schedule and the existence of breakpoints, if any, and how such breakpoints relate to any breakpoints in the Fund’s management fee schedule. The Board considered that the Sub-Adviser’s sub-advisory fees would be based on the combined assets of multiple funds. The Trustees concluded that the Fund’s fee structure reflected an appropriate sharing of any efficiencies or economies of scale to date and noted that they will have the opportunity to periodically reexamine the appropriateness of the management fee payable to TAM and the fee paid to the Sub-Adviser in light of any economies of scale experienced in the future.

Benefits to TAM, its Affiliates and/or the Sub-Adviser from their Relationships with the Fund

The Board considered other benefits derived by TAM, its affiliates and/or the Sub-Adviser from their relationships with the Fund. The Board noted that TAM does not receive benefits from research obtained with commissions paid to broker-dealers for portfolio transactions (commonly referred to as “soft dollars”) as a result of its relationship with the Fund and that TAM believes the use of soft dollars by the Sub-Adviser is generally appropriate and in the best interests of the Fund. The Board also noted that the Sub-Adviser participates in a brokerage program pursuant to which a portion of brokerage commissions paid by the Fund is recaptured for the benefit of the Fund and its shareholders, thus limiting the amount of soft dollar arrangements the Sub-Adviser may engage in with respect to the Fund’s brokerage transactions.

Other Considerations

The Board noted that TAM has made a substantial commitment to the recruitment and retention of high-quality personnel and maintains the financial, compliance and operational resources reasonably necessary to manage the Fund in a professional manner that is consistent with the best interests of the Fund and its shareholders. In this regard, the Board favorably considered the procedures and policies TAM has in place to enforce compliance with applicable laws and regulations and oversee the portfolio management activities of the Sub-Adviser. The Board also noted that TAM has made an entrepreneurial commitment and undertaken certain business risks with respect to the management and success of the Fund.

Conclusion

After consideration of the factors described above, as well as other factors, the Trustees, including the Independent Trustees, concluded that the renewal of the Management Agreement and the Sub-Advisory Agreement was in the best interests of the Fund and its shareholders and voted to approve the renewal of the Agreements.

Transamerica Funds	Annual Report 2023

Management of the Trust

Each of the funds is supervised by the Board.

Board Members and Officers

(unaudited)

The members of the Board (“Board Members”) and executive officers of the Trust are listed below.

“Interested Board Member” means a board member who may be deemed an “interested person” (as that term is defined in the 1940 Act) of the Trust because of his current or former service with TAM or an affiliate of TAM. Interested Board Members may also be referred to herein as “Interested Trustees.” “Independent Board Member” means a Board Member who is not an “interested person” (as defined under the 1940 Act) of the Trust and may also be referred to herein as an “Independent Trustee.”

The Board governs the Fund and is responsible for protecting the interests of the shareholders. The Board Members are experienced executives who meet periodically throughout the year to oversee the business affairs of the Fund and the operation of the Fund by its officers. The Board also reviews the management of the Fund’s assets by the investment manager and its sub-adviser.

The Fund is among the funds managed and sponsored by TAM (collectively, “Transamerica Fund Family”). The Transamerica Fund Family consists of (i) Transamerica Funds (“TF”); (ii) Transamerica Series Trust (“TST”); and (iii) Transamerica ETF Trust (“TET”). The Transamerica Fund Family consists of 109 funds as of the date of this shareholder report. With the exception of Mr. Smit, none of the Board Members serve on the board of trustees of TET. TET is overseen by a separate board of trustees.

The mailing address of each Board Member is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202.

The Board Members, their age, their positions with the Trust, and their principal occupations for at least the past five years (their titles may have varied during that period), the number of funds in the Transamerica Fund Family the Board oversees, and other board memberships they hold are set forth in the table below. The length of time served is provided from the date a Board Member became a member of the Board.

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014

Chairman of the Board, President and Chief Executive Officer, TF and TST (2014 – present);

President and Chief Executive Officer, Transamerica Asset Allocation Variable Funds (“TAAVF”) (2014 – 2023);

Chairman of the Board, TET (2017 –2022), President and Chief Executive Officer, TET (2017 – present);

Chairman of the Board, President and Chief Executive Officer, Transamerica Partners Portfolio (“TPP”), Transamerica Partners Funds Group (“TPFG”) and Transamerica Partners Funds Group II (“TPFG II”) (2014 – 2018);

Director, Chairman of the Board, President and Chief Executive Officer, Transamerica Asset Management, Inc. (“TAM”) (2014 – present) and Transamerica Fund Services, Inc. (“TFS”) (2014 – 2023); Director, Chairman of the Board and Executive Vice President, TFS (2023 – present);

				109	Director, Massachusetts Fidelity Trust Company (2014 – 2021); Director, Aegon Global Funds (2016 – 2022)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INTERESTED BOARD MEMBERS — continued
Marijn P. Smit (continued)

Senior Vice President, Transamerica Retirement Solutions LLC (2012 – 2020);

Trust Officer, Massachusetts Fidelity Trust Company (2014 – 2021);

President, Investment Solutions, Transamerica Investments & Retirement (2014 – 2016);

Vice President, Transamerica Life Insurance Company (2010 – 2016);

Vice President, Transamerica Premier Life Insurance Company (2010 – 2016);

Senior Vice President, Transamerica Financial Life Insurance Company (2013 – 2016);

Senior Vice President, Transamerica Retirement Advisors, Inc. (2013 – 2016)

and President and Director, Transamerica Stable Value Solutions, Inc. (2010 – 2016).

Kent Callahan (63)	Board Member	Since 2023	Board Member, TF and TST (September 2023 – present); Founder and Chief Executive Officer, Shamrock Solutions, LLC (May 2023 – present); Vice Chairman, Transamerica Workplace Solutions (June 2022 – December 2022); President and Chief Executive Officer, Transamerica Workplace Solutions (2020 – 2022); Senior Managing Director, Transamerica Workplace Solutions (2019 – 2020); and President and Chief Executive Officer, Transamerica Latin America (2016 – 2019).	109	N/A
Alan F. Warrick (75)	Board Member	Since 2012	Board Member, TF and TST (2012 – present); Board Member, TAAVF (2012 – 2023); Board Member, TPP, TPFG and TPFG II (2012 – 2018); Senior Advisor, Lovell Minnick Equity Partners (2010 – present); and Retired (2010).	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS
Sandra N. Bane (71)	Board Member	Since 2008	Retired (1999 – present); Board Member, TF and TST (2008 – present); Board Member, TAAVF (2008 – 2023); Board Member, TPP, TPFG and TPFG II (2008 – 2018); and Partner, KPMG (1975 – 1999).	109	Big 5 Sporting Goods (2002 – 2021); Southern Company Gas (energy services holding company) (2008 – present)
Leo J. Hill (67)	Lead Independent Board Member	Since 2002

Principal, Advisor Network Solutions, LLC (business consulting) (2006 – present);

Board Member, TST (2001 – present);

Board Member, TF (2002 – present);

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Market President, Nations Bank of Sun Coast Florida (1998 – 1999);

Chairman, President and Chief Executive Officer, Barnett Banks of Treasure Coast Florida (1994 – 1998);

Executive Vice President and Senior Credit Officer, Barnett Banks of Jacksonville, Florida (1991 – 1994);

and Senior Vice President and Senior Loan Administration Officer, Wachovia Bank of Georgia (1976 – 1991).

				109	Ameris Bancorp (2013 – present); Ameris Bank (2013 – present)
Kathleen T. Ives (57)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Retired (2019 – present); Senior Vice President & Director of Internal Audit (2011-2019), Senior Vice President & Deputy General Counsel (2008 – 2011), OFI Global Asset Management, Inc.	109	Junior Achievement Rocky Mountain (non-profit organization) (2013 – present); Institute of Internal Auditors, Denver Chapter (audit organization) (2017 – 2021).

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
Lauriann C. Kloppenburg (63)	Board Member	Since 2021	Board Member, TF and TST (2021 – present); Board Member, TAAVF (2021 – 2023); Director, Adams Funds (investment companies) (2017 – present); Investment Committee Member, 1911 Office, LLC (family office) (2017 – Present); Executive in Residence and Student Fund Advisory Board Member, Champlain College (2016 – present); Executive in Residence, Bentley University (2015 – 2017); Chief Strategy Officer (2012 – 2013), Chief Investment Officer – Equity Group (2004 – 2012), Loomis Sayles & Company, L.P.	109	Trustees of Donations to the Protestant Episcopal Church (non-profit organization) (2010 – 2022); Forte Foundation (non-profit organization) (2016 – present)
Fredric A. Nelson III (66)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018); Chief Investment Officer (“CIO”), Commonfund (2011 – 2015); Vice Chairman, CIO, ING Investment Management Americas (2003 – 2009); Managing Director, Head of U.S. Equity, JP Morgan Investment Management (1994 – 2003); and Managing Director, Head of Global Quantitative Investments Group, Bankers Trust Global Investment Management (1981 – 1994).	109	N/A
John E. Pelletier (59)	Board Member	Since 2017	Board Member, TF and TST (2017 – present); Board Member, TAAVF (2017 – 2023); Board Member, TPP, TPFG and TPFG II (2017 – 2018);	109	N/A

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John E. Pelletier (continued)

Director, Center for Financial Literacy, Champlain College (2010 – present);

Co-Chair, Vermont Financial Literacy Commission with Vermont State Treasurer (2015 – 2018);

Chairman, Vermont Universal Children’s Higher Education Savings Account Program Advisory Committee (2015 – 2021);

Founder and Principal, Sterling Valley Consulting LLC (a financial services consulting firm) (2009 – 2017);

Independent Director, The Sentinel Funds and Sentinel Variable Products Trust (2013 – 2017);

Chief Legal Officer, Eaton Vance Corp. (2007 – 2008);

and Executive Vice President and Chief Operating Officer (2004 – 2007), General Counsel (1997 – 2004), Natixis Global Associates.

Patricia L. Sawyer (73)	Board Member	Since 2007	Retired (2007 – present); President/Founder, Smith & Sawyer LLC (management consulting) (1989 – 2007); Board Member, TF and TST (2007 – present); Board Member, TAAVF (1993 – 2023); Board Member, TPP, TPFG and TPFG II (1993 – 2018); and Trustee, Chair of Finance Committee and Chair of Nominating Committee (1987 – 1996), Bryant University.	109	Honorary Trustee, Bryant University (1996 – present)
John W. Waechter (71)	Board Member	Since 2005	Partner, Englander Fischer (2016 – present) (law firm); Attorney, Englander Fischer (2008 – 2015); Retired (2004 – 2008); Board Member, TST (2004 – present); Board Member, TF (2005 – present);	109	Board Member, Operation PAR, Inc. (non-profit organization) (2008 – present); Board Member, Boley PAR, Inc. (non-profit organization) (2016 – present)

Transamerica Funds	Annual Report 2023

Name and Age	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Complex Overseen by Board Member	Other Directorships Held By Board Member During Past Five Years
INDEPENDENT BOARD MEMBERS — continued
John W. Waechter (continued)

Board Member, TAAVF (2007 – 2023);

Board Member, TPP, TPFG and TPFG II (2007 – 2018);

Employee, RBC Dain Rauscher (securities dealer) (2004); Executive Vice President, Chief Financial Officer and Chief Compliance Officer, William R. Hough & Co. (securities dealer) (1979 – 2004);

and Treasurer, The Hough Group of Funds (1993 – 2004) (fund accounting).

Board Member, Remember Honor Support, Inc. (non-profit organization) (2013 – 2020); Board Member, WRH Income Properties, Inc. and WRH Properties, Inc. and affiliates (real estate) (2014 – present)

*

Each Board Member shall hold office until: 1) his or her successor is elected and qualified or 2) he or she resigns, retires or his or her term as a Board Member is terminated in accordance with the Trust’s Declaration of Trust.

Transamerica Funds	Annual Report 2023

OFFICERS

The mailing address of each officer is c/o Secretary, 1801 California Street, Suite 5200, Denver, CO 80202. The following table shows information about the officers, including their age, their positions held with the Trust and their principal occupations during the past five years (their titles may have varied during that period). Each officer will hold office until his or her successor has been duly elected or appointed or until his or her earlier death, resignation or removal.

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Marijn P. Smit (50)	Chairman of the Board, President and Chief Executive Officer	Since 2014	See Interested Board Members Table Above.
Timothy Bresnahan (54)	Assistant Secretary	Since 2020

Assistant Secretary, TF and TST (2020 – present);

Assistant Secretary, TAAVF (2020 – 2023);

Chief Legal Officer, Secretary (2021 – present), Assistant Secretary (2019 – 2021), Secretary (2019), TET;

and Senior Counsel, TAM (2008 – present).

Joshua Durham (50)	Vice President and Chief Operating Officer	Since 2022

Vice President and Chief Operating Officer, TF and TST (2022 – present);

Vice President and Chief Operating Officer, TAAVF (2022 – 2023);

Director, Senior Vice President, and Chief Operating Officer, TAM (2022 – present) and TFS (2022 – 2023); Director, President and Chief Executive Officer, TFS (2023 – present);

Vice President, TAG Resources, LLC (2022 – present);

Vice President, Transamerica Retirement Solutions, LLC (2017 – present);

Vice President, Transamerica Casualty Insurance Company (2016 – 2022);

Vice President (2004 – 2007 and 2012 – 2022), Responsible Officer (2017 – 2022), Transamerica Financial Life Insurance Company;

Vice President (2004 – 2007 and 2010 – 2022), Responsible Officer (2016 – 2022) Transamerica Life Insurance Company;

Chief Administrative Officer (2014 – 2016) and Senior Vice President (2009 – 2020), Transamerica Stable Value Solutions Inc.;

Vice President, Transamerica Premier Life Insurance Company (2010 – 2020);

and Vice President, Transamerica Advisors Life Insurance Company (2016 – 2019).

Dennis P. Gallagher (52)	Chief Legal Officer and Secretary	Since 2021; 2006 – 2014

Chief Legal Officer and Secretary, TF and TST (2021 – present and 2006 – 2014);

Chief Legal Officer and Secretary, TAAVF (2021 – 2023 and 2006 – 2014);

Chief Legal Officer and Assistant Secretary, TAM (2022 – present);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Dennis P. Gallagher (continued)

Associate General Counsel/Lead Attorney, TAM, Mutual Funds and Latin American Operations (2017 – 2021);

Associate General Counsel/Chief Legal Officer, Latin American Operations and International Funds (2014 – 2017);

Director, Senior Vice President, General Counsel, Operations and Secretary, TAM (2006 – 2014);

Director, Senior Vice President, General Counsel, Chief Administrative Officer and Secretary, TFS (2006 – 2014);

Chairman of the Board, Aegon Global Funds (2013 – 2022);

Board Member, Mongeral Aegon Seguros e Previdencia SA (2017 – 2022);

Assistant Secretary, TF, TST, TET and TAAVF (2019);

Vice President, General Counsel and Secretary, TPP, TPFG and TPFG II (2007 – 2014); and

Assistant Vice President, TCI (2007 – 2014).

Molly Possehl (45)	Anti-Money Laundering Officer	Since 2019

Anti-Money Laundering Officer, TF, TST and TET (2019 – present);

Anti-Money Laundering Officer, TAAVF (2019 – 2023);

Assistant General Counsel, Transamerica Life Insurance Company/Aegon USA (2013 – present);

and Anti-Money Laundering Compliance Officer and Fraud Officer, Transamerica Life Insurance Company/Aegon USA (2015 – present).

Francine J. Rosenberger (55)	Chief Compliance Officer	Since 2019

Chief Compliance Officer, TF, TST and TET (2019 – present);

Chief Compliance Officer, TAAVF (2019 – 2023);

Co-Derivatives Risk Manager, TF and TST (2021 – present);

Co-Derivatives Risk Manager, TAAVF (2021 – 2023);

Chief Compliance Officer (2019 – present), TAM; (2022 – present), TFS;

and General Counsel, Corporate Secretary and Fund Chief Compliance Officer, Steben & Company, Inc. (2013 – 2019).

Christopher A. Staples, CFA (53)	Vice President and Chief Investment Officer, Advisory Services	Since 2005

Vice President and Chief Investment Officer, Advisory Services, TF and TST (2007 – present);

Vice President and Chief Investment Officer, TET (2017 – present);

Vice President and Chief Investment Officer, Advisory Services, TAAVF (2007 – 2023);

Transamerica Funds	Annual Report 2023

Name and Age	Position	Term of Office and Length of Time Served*	Principal Occupation(s) or Employment During Past Five Years
Christopher A. Staples, CFA (continued)

Vice President and Chief Investment Officer, Advisory Services, TPP, TPFG and TPFG II (2007 – 2018);

Director (2005 – 2019), Senior Vice President (2006 – present), Senior Director, Investments (2016 – present), Chief Investment Officer, Advisory Services (2012 – 2016) and Lead Portfolio Manager (2007 – present), TAM;

Director, TFS (2005 – 2019);

Trust Officer, Massachusetts Fidelity Trust Company (2010 – 2022);

Registered Representative (2007 – 2016), Transamerica Capital, Inc. (“TCI”);

and Registered Representative, TFA (2005 – present).

Vincent J. Toner (53)	Vice President and Treasurer	Since 2014

Vice President and Treasurer, TF and TST (2014 – present),

Vice President and Treasurer, TAAVF (2014 – 2023),

Vice President and Treasurer (2017 – present), Vice President, Principal Financial Officer and Treasurer (2020 – present), TET;

Vice President and Treasurer, TPP, TPFG and TPFG II (2014 – 2018);

Vice President (2016 – present), Treasurer (2016 – 2019), Vice President, Administration and Treasurer (2014 – 2016), TAM;

Vice President, Administration and Treasurer (2014 – 2019), Senior Vice President (2019 – present), TFS;

Vice President (2016 – present), TCI;

and Trust Officer (2015 – present), Massachusetts Fidelity Trust Company.

Thomas R. Wald, CFA (63)	Vice President and Chief Investment Officer	Since 2014

Chief Investment Officer, TF and TST (2014 – present); TET (2017 – present);

Chief Investment Officer, TAAVF (2014 – 2023);

Chief Investment Officer, TPP, TPFG and TPFG II (2014 – 2018);

Director (2017 – 2020), Akaan Transamerica, S.A. de C.V., Sociedad Operadora de Fondos de Inversión;

Chief Investment Officer, Transamerica Investments & Retirement (2014 – 2020);

Senior Vice President and Chief Investment Officer, TAM (2014 – present);

Director, TFS (2019 – present); and

Trust Officer, Massachusetts Fidelity Trust Company (2015 – 2022).

*	Elected and serves at the pleasure of the Board of the Trust.

Transamerica Funds	Annual Report 2023

PROXY VOTING POLICIES AND PROCEDURES AND QUARTERLY PORTFOLIO HOLDINGS

(unaudited)

A description of the Transamerica Funds’ proxy voting policies and procedures is available in the Statement of Additional Information of the Funds, available without charge upon request by calling 1-888-233-4339 (toll free) or on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting records for the most recent 12 months ended June 30th, no later than August 31st of each year. The Form is available without charge: (1) on the Transamerica Funds website at https://www.transamerica.com/sites/default/files/files/e070d/TF%20NPX%202021.pdf and (2) on the SEC’s website at http://www.sec.gov.

Each fiscal quarter, the Funds, except Transamerica Government Money Market, will file with the SEC a complete schedule of their monthly portfolio holdings on Form N-PORT. The Funds’ holdings as of the end of the third month of every fiscal quarter, as reported on Form N-PORT, will be publicly available on the SEC’s website at http://www.sec.gov within 60 days of the end of the fiscal quarter.

On a monthly basis, Transamerica Government Money Market will file with the SEC portfolio holdings information on Form N-MFP2. A complete schedule of portfolio holdings is also available at www.transamerica.com.

You may also visit the Trust’s website at www.transamerica.com for this and other information about the Funds and the Trust.

Important Notice Regarding Delivery of Shareholder Documents

Every year we provide shareholders informative materials such as the Transamerica Funds Annual Report, the Transamerica Funds Prospectus, and other required documents that keep you informed regarding your Funds. To the extent provided by mail, Transamerica Funds will only send one piece per mailing address, a method that saves your Funds money by reducing mailing and printing costs. We will continue to do this unless you tell us not to. To elect to receive individual mailings, simply call a Transamerica Customer Service Representative toll free at 1-888-233-4339, 8 a.m. to 7 p.m. Eastern Time, Monday-Friday. Your request will take effect within 30 days.

Transamerica Funds	Annual Report 2023

NOTICE OF PRIVACY POLICY

(unaudited)

Your privacy is very important to us. We want you to understand what information we collect and how we use it. We collect and use “nonpublic personal information” in connection with providing our customers with a broad range of financial products and services as effectively and conveniently as possible. We treat nonpublic personal information in accordance with our Privacy Policy.

What Information We Collect and From Whom We Collect It

We may collect nonpublic personal information about you from the following sources:

•	Information we receive from you, such as on applications or other forms, which may include your name, address, and account number;

•	Information about your transactions with us, our affiliates, or non-affiliated third parties, such as your account balance and purchase/redemption history; and

•	Information we receive from consumer reporting agencies.

What Information We Disclose and To Whom We Disclose It

We do not disclose any nonpublic personal information about current or former customers to anyone without their express consent, except as permitted by law. We may disclose the nonpublic personal information we collect, as described above, to non-affiliated companies that perform services on our behalf and to financial institutions with which we have joint marketing agreements.

We require these companies to protect the confidentiality of your nonpublic personal information and to use it only to perform the services for which we have hired them.

Our Security Procedures

We restrict access to your nonpublic personal information and only allow disclosures to persons and companies to assist in providing products or services to you and as otherwise permitted by law. We maintain physical, technical, and procedural safeguards designed to protect your nonpublic personal information and to safeguard the disposal of such information.

Contact Us

If you have any questions about our Privacy Policy, please call 1-888-233-4339 on any business day between 8 a.m. and 7 p.m. Eastern Time.

Note:        This Privacy Policy applies only to customers that have a direct relationship with us or our affiliates. If you own shares of our funds in the name of a third party such as a bank or broker-dealer, its privacy policy may apply to you instead of ours.

Transamerica Funds	Annual Report 2023

In an effort to reduce paper mailings and conserve natural resources, we encourage you to visit our website, www.transamerica.com, to set up an account and enroll in eDelivery.

Transamerica Funds are advised by Transamerica Asset Management, Inc. and distributed by Transamerica Capital, Inc., Member of FINRA

3191178 US G 10/23

© 2023 Transamerica Corporation. All Rights Reserved.

Item 2:	Code of Ethics.

(a)	The Registrant has adopted a code of ethics that applies to its principal executive officer, principal financial officer, and any other officers who serve a similar function.

(b)	The Registrant’s code of ethics is reasonably designed as described in this Form N-CSR.

(c)	During the period covered by the report no amendments were made to the provisions of this code of ethics.

(d)	During the period covered by the report, the Registrant did not grant any waivers, including implicit waivers, from the provisions of this code of ethics.

(e)	Not Applicable.

(f)	The Registrant has filed this code of ethics as an exhibit pursuant to Item 13(a)(1) of Form N-CSR.

Item 3:	Audit Committee Financial Experts.

The Registrant’s Board of Trustees has determined that Sandra N. Bane, and John W. Waechter are “audit committee financial experts,” as such term is defined in Item 3 of Form N-CSR. Ms. Bane, and Mr. Waechter are “independent” under the standards set forth in Item 3 of Form N-CSR. The designation of Ms. Bane, and Mr. Waechter as “audit committee financial experts” pursuant to Item 3 of Form N-CSR does not (i) impose upon them any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed upon them as a member of the Registrant’s audit committee or Board of Trustees in the absence of such designation; or (ii) affect the duties, obligations or liabilities of any other member of the Registrant’s audit committee or Board of Trustees.

Item 4:	Principal Accountant Fees and Services

	Fiscal Year Ended 10/31 (in thousands)
	2023	2022
(a) Audit Fees	$1297	$1,250
(b) Audit Related Fees(1)	$102	$154
(c) Tax Fees(2)	$19	$145
(d) All Other Fees(3)	$37	$65

(1)

Audit-Related Fees represent assurance and related services provided that are reasonably related to the performance of the audit of the financial statements. Services include review of documents and issuances of consents related to Securities and Exchange Commission Form N-1A filings of the funds comprising the Registrant and issuances of reports on management’s assertion in connection with the funds’ compliance with the requirements of subsections (b) and (c) of Rule 17f-2 under the Investment Company Act of 1940.

(2)

Tax Fees represent tax compliance, tax planning and tax advice services provided in connection with the review of the distributions for excise tax purposes, fiscal year end taxable income calculations and certain fiscal year end shareholder reporting items on behalf of the funds comprising the Registrant.

(3)	All Other Fees represent service fees for analysis of potential Passive Foreign Investment Company and N-14 merger items.

(e)(1)

Audit Committee Pre-Approval Policies and Procedures. Generally, the Registrant’s Audit Committee must preapprove (i) all audit and non-audit services performed for the Registrant by the independent accountant and (ii) all non-audit services performed by the Registrant’s independent accountant for the Registrant’s investment adviser, and certain of the adviser’s affiliates that provide ongoing services to the Registrant, if the services to be provided by the accountant relate directly to the operations and financial reporting of the Registrant.

The Audit Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any preapproval decisions to the Audit Committee at its next scheduled meeting.

In accordance with the Procedures, the annual audit services engagement terms and fees for the Registrant will be subject to the preapproval of the Audit Committee. In addition to the annual audit services engagement approved by the Audit Committee, the Audit Committee may grant preapproval for other audit services, which are those services that only the independent accountant reasonably can provide.

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent accountant and the Registrant’s treasurer, and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commissions’ rules on auditor independence.

Management will promptly report to the Chair of the Audit Committee any violation of this Procedure of which it becomes aware.

(e)(2)

The percentage of services described in paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X for fiscal years ended 2023 and 2022 was zero.

(f)	Not Applicable.

(g)	Not Applicable.

(h)

The Registrant’s Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s Adviser, and any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintain the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5:	Audit Committee of Listed Registrants.

(a)

The following individuals comprise the standing Audit Committee: Sandra N. Bane, Leo J. Hill, Kathleen T. Ives, Lauriann C. Kloppenburg, Frederic A. Nelson III, John E. Pelletier, Patricia L. Sawyer and John W. Waechter.

(b)	Not Applicable.

Item 6:	Investments.

(a)	The schedules of investments and consolidated schedules of investments are included in the Annual Report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not Applicable.

Item 7:	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not Applicable.

Item 8:	Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9:	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not Applicable.

Item 10:	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that have been implemented since the Registrant last provided disclosure in response to the requirements of this Item.

Item 11:	Controls and Procedures.

(a)

The Registrant’s principal executive officer and principal financial officer evaluated the effectiveness of the Registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are appropriately designed to ensure that information required to be disclosed by the Registrant in the reports that it files on Form N-CSR (a) is accumulated and communicated to Registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

The Registrant’s principal executive officer and principal financial officer are aware of no change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12:	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13:	Exhibits.

(a)(1)

Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit. The Registrant’s code of ethics (that is the subject of the disclosure required by Item 2(a)) is attached.

(a)(2)

A separate certification for each principal executive and principal officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)), exactly as set forth below. Separate certifications for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(a) under the 1940 Act, are attached.

(b)

Certification pursuant to Section  906 of the Sarbanes-Oxley Act of 2002. A certification for Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) under the 1940 Act, is attached. The certification furnished pursuant to this paragraph is not deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to liability of that section. Such certification is not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Transamerica Funds
(Registrant)

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Marijn P. Smit
Marijn P. Smit
President and Chief Executive Officer
(Principal Executive Officer)
Date:	January 3, 2024

By:	/s/ Vincent J. Toner
Vincent J. Toner
Vice President and Treasurer (Principal Financial Officer and Principal Accounting Officer)
Date:	January 3, 2024

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

13(a)(1)	Code of Ethics for Principal Executive and Principal Financial Officers
13(a)(2)(i)	Section 302 N-CSR Certification of Principal Executive Officer
13(a)(2)(ii)	Section 302 N-CSR Certification of Principal Financial Officer
13(b)	Section 906 N-CSR Certification of Principal Executive Officer and Principal Financial Officer